UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________

SCHEDULE 14A

____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Greenrose Acquisition Corp.
(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

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(4)

Proposed maximum aggregate value of transaction: We have included the consideration paid in cash and securities to each of the Operating Companies for the Business Combinations in cash and securities to each of the Operating Companies, including the acquisition of Theraplant, True Harvest, Shango and THC.

	(5)	Total fee paid: $37,050

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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GREENROSE ACQUISITION CORP.

111 Broadway
Amityville, NY 11701

To the Stockholders of Greenrose Acquisition Corp.

We cordially invite you to attend a special meeting (the “Special Meeting”) in lieu of the 2021 annual meeting of the stockholders of Greenrose Acquisition Corp. (“we,” “us,” “our,” “Greenrose,” or the “Company”). Due to the public health impact of the coronavirus (COVID-19) pandemic and the related protocols federal, state and local governments have imposed, as well as to support the health and well-being of our officers, stockholders and community, the Special Meeting will be held in a virtual format only. You will not be able to attend the Special Meeting in person. The access information for the virtual Special Meeting is as follows:

Telephone Access (listen-only): [•]

Passcode for Telephone Access: [•]

Webcast Access: [•]

On March 12, 2021, the Company, GNRS CT Merger Sub, LLC, a Connecticut limited liability company and a wholly-owned subsidiary of the Company (“TPT Merger Sub”), Theraplant, LLC, a Connecticut limited liability company (“Theraplant”), acting by and through its Steering Committee, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative for Theraplant’s selling securityholders (the “TPT Representative”), entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Theraplant Merger Agreement”), which provides for, among other things, the merger of TPT Merger Sub with and into Theraplant, with Theraplant continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Theraplant Merger,” and, together with the other transactions contemplated by the Theraplant Merger Agreement, the “Theraplant Business Combination”).

On March 12, 2021, the Company, True Harvest Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“TH Buyer”), and True Harvest, LLC, an Arizona limited liability company (“True Harvest”), entered into an Asset Purchase Agreement (as it may be amended from time to time, the “Asset Purchase Agreement”), which provides for, among other things, the purchase of substantially all of True Harvest’s assets and the assumption of certain of True Harvest’s liabilities by TH Buyer (the “TH Acquisition,” and, together with the other transactions contemplated by the Asset Purchase Agreement, the “True Harvest Business Combination”).

On March 12, 2021, the Company, GNRS NV Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company (“GS Merger Sub”), Shango Holdings Inc., a Nevada corporation (“Shango”), and Gary Rexroad, solely in his capacity as the representative of Shango’s selling securityholders (the “Shango Representative”), entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Shango Merger Agreement”), which provides for, among other things, the merger of GS Merger Sub with and into Shango, with Shango continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Shango Merger,” and, together with the other transactions contemplated by the Shango Merger Agreement, the “Shango Business Combination”).

On March 12, 2021, the Company, Futureworks Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“FW Merger Sub”), and Futureworks LLC, a Colorado limited liability company (“Futureworks”), entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Futureworks Merger Agreement”), which provides for, among other things, the merger of Futureworks with and into FW Merger Sub, with FW Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Futureworks Merger,” and, together with the other transactions contemplated by the Futureworks Merger Agreement, the “Futureworks Business Combination”).

We refer to the Theraplant Business Combination, True Harvest Business Combination, Shango Business Combination and Futureworks Business Combination collectively as the “Business Combinations.” We refer to the Theraplant Merger Agreement, the Asset Purchase Agreement, the Shango Merger Agreement and the Futureworks Merger Agreement collectively as the “Business Combination Agreements” in the accompanying proxy statement. We refer to the first of the Business Combinations to be consummated as the “Qualified Business Combination.” Based upon the expected time frame for the regulatory approval of each of the Business Combinations from applicable state regulators, we expect the Qualified Business Combination to consist of the Theraplant Business Combination and the True Harvest Business Combination. We expect the Qualified Business Combination to be completed prior to the Shango Business Combination and the Futureworks Business Combination.

In addition, on [_________], 2021 Greenrose entered into separate subscription agreements in the form attached to this proxy statement as Annex J (the “Subscription Agreements”) with certain institutional accredited investors (the “PIPE Investors”), pursuant to which the PIPE Investors have agreed to: (i) purchase, immediately prior to the closing of the Qualified Business Combination, an aggregate of [_______] shares of Greenrose Common Stock at a purchase price of $[______] per share and (ii) loan Greenrose an aggregate of $[______] (collectively, the “PIPE Financing”). The purpose of the PIPE Financing is to ensure that Greenrose has sufficient funds to complete the Business Combinations and sufficient capital for use by the Company following the Closing of the Business Combinations.

At the Special Meeting, Company stockholders will be asked to consider and vote upon the following proposals:

•        Proposal No. 1 — The Extension Amendment Proposal — to consider and vote upon a proposal (the “Extension Amendment Proposal”) to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) from August 13, 2021 to November 30, 2021 (the “Extended Date”); a copy of the proposed amendment to the Company’s amended and restated certificate of incorporation to effectuate the Extension is attached to the accompanying proxy statement as Annex A;

•        Proposal No. 2 — The Business Combinations Proposal — to consider and vote upon a proposal (the “Business Combinations Proposal”) to approve all of the Business Combinations; copies of the Theraplant Merger Agreement, Asset Purchase Agreement, Shango Merger Agreement, and Futureworks Merger Agreement are attached to the accompanying proxy statement as Annex B, Annex C, Annex D and Annex E, respectively;

•        Proposal No. 3 — The Nasdaq Proposal — to consider and vote upon a proposal (the “Nasdaq Proposal”) to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s issued and outstanding Common Stock and voting power in connection with the PIPE Financing, the Shango Business Combination and the Futureworks Business Combination;

•        Proposal No. 4 — The Charter Proposals — to consider and vote upon separate proposals (collectively, the “Charter Proposals”) to amend and restate Greenrose’s existing Amended and Restated Certificate of Incorporation with a Second Amended and Restated Certificate of Incorporation in the form attached to the accompanying proxy statement as Annex F (the “Proposed Charter”) which would, among other things:

•        increase the number of shares of Common Stock, par value $0.0001 per share, that Greenrose is authorized to issue from 70,000,000 to [150,000,000] — we refer to this proposal as “Proposal 4A” or the “Share Increase Proposal”;

•        include a provision to allow for the redemption of Greenrose Common Stock from stockholders who are deemed “Unsuitable Persons” according to applicable regulations, such that Greenrose would be ineligible to obtain a cannabis license — we refer to this proposal as “Proposal 4B” or the “Unsuitable Person Redemption Proposal”;

•        change the stockholder vote required to amend certain provisions contained in the Proposed Charter from [65%] to [50%] — we refer to this proposal as “Proposal 4C” or the “Transition to Operating Company Charter Amendment Proposal”; and

•        change the name of the Company from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.” — we refer to this proposal as “Proposal 4D” or the “Name Change Proposal,”;

•        Proposal No. 5 — The Accountant Proposal — to consider and vote upon a proposal (the Accountant Proposal”) to ratify the change of the Company’s independent registered public accounting firm from Marcum LLP to Macias Gini & O’Connell, LLP (“MGO”) for the fiscal year ending December 31, 2021;

•        Proposal No. 6 — The Director Election Proposal — to consider and vote upon a proposal (the “Director Election Proposal”) to re-elect two Class A Directors, Steven Cummings and John Falcon, to serve as members of the Company’s board of directors for three-year terms expiring at the Company’s 2024 annual meeting of stockholders, or upon their earlier resignation or removal;

•        Proposal No. 7 — The Incentive Plan Proposal — to consider and vote upon a proposal (the “Incentive Plan Proposal”) to approve and adopt the Company’s 2021 Equity Incentive Plan, a copy of which is attached the accompanying proxy statement as Annex G (the “Incentive Plan”), including with respect to the authorization of the initial share reserve under the Incentive Plan and the number of shares that may be issued pursuant to the exercise of incentive stock options granted; and

•        Proposal No. 8 — The Adjournment Proposal — to consider and vote upon a proposal (the “Adjournment Proposal”) to adjourn the Special Meeting to a later date or dates, if necessary (i) to ensure that any supplement or amendment to the accompanying proxy statement that the Board has determined in good faith is required by applicable law to be disclosed to the Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (ii) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (iii) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Business Combinations Proposal, the Nasdaq Proposal, the Charter Proposals, the Accountant Proposal, the Director Election Proposal or the Incentive Plan Proposal.

Each of these proposals is more fully described in the accompanying proxy statement, which each stockholder is encouraged to read carefully. We are providing the accompanying proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Special Meeting (including following any adjournments or postponements of the Special Meeting). Information about the Special Meeting, the Business Combinations and other related business to be considered by the Company’s stockholders at the Special Meeting is included in the accompanying proxy statement.

Whether or not you plan to attend the Special Meeting, we urge all Company stockholders to read the accompanying proxy statement, including the Annexes and the accompanying financial statements of the Company, Theraplant, True Harvest, Shango and Futureworks, carefully and in their entirety. In particular, we urge you to read carefully the section entitled “Risk Factors” beginning on page 42 of the accompanying proxy statement.

Our Board has unanimously approved each of the Business Combination Agreements and each of the Business Combinations. After careful consideration, our Board has determined that each of the Extension Amendment Proposal, the Business Combinations Proposal, the Nasdaq Proposal, the Charter Proposals, the Accountant Proposal, the election of the two nominees to serve as Class A Directors, the Incentive Plan Proposal and the Adjournment Proposal is fair to and in the best interests of the Company and our stockholders and unanimously recommends that our stockholders vote “FOR” or give instructions to vote “FOR” each of the proposals presented at the Special Meeting and to vote “FOR” or give instructions to vote “FOR” each of the director nominees in the Director Election Proposal. When you consider the Board’s recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Business Combinations that may be in addition to or conflict with your interests as a stockholder. Please see the section entitled “Proposal No. 2 — The Business Combinations — Interests of Certain Persons in the Business Combinations” for additional information.

The Closing of the Business Combinations is conditioned on approval of the Business Combinations Proposal, the Nasdaq Proposal, the Charter Proposals, the Director Election Proposal and the Incentive Plan Proposal. If any of these proposals is not approved, and the applicable closing condition in each Business Combination Agreement is not waived, we will not be able to complete the Business Combinations.

Your vote is very important.    Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record and you attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

On behalf of our Board, I would like to thank you for your participation and look forward to your continued support of Greenrose Acquisition Corp.

Sincerely,
[_________], 2021
/s/ William F. Harley III
William F. Harley III
Chief Executive Officer

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATIONS OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

GREENROSE ACQUISITION CORP.

111 Broadway

Amityville, NY 11701

NOTICE OF SPECIAL MEETING IN LIEU OF 2021 ANNUAL MEETING OF
STOCKHOLDERS OF GREENROSE ACQUISITION CORP.
TO BE HELD [______], 2021

To the Stockholders of Greenrose Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting” in lieu of the 2021 annual meeting of the stockholders of Greenrose Acquisition Corp., a Delaware corporation (“Greenrose” or the “Company”), which, in light of public health concerns regarding the coronavirus (COVID-19) pandemic, will be held via live webcast at https://www.[________]/ 2021 on [________], 2021, at 9:00 a.m. Eastern Time (the “Special Meeting”). The Special Meeting can be accessed by visiting https://www.[ ________]/2021, where you will be able to listen to the meeting live and vote during the meeting. Additionally, you have the option to listen to the Special Meeting by dialing +1 [________] (toll-free within the U.S. and Canada) or +1 [________](outside of the U.S. and Canada, standard rates apply). The passcode for telephone access is [________]#, but please note that you cannot vote or ask questions if you choose to participate telephonically. Please note that you will only be able to access the Special Meeting by means of remote communication.

You are cordially invited to attend the Special Meeting to conduct the following items of business:

•        Proposal No. 1 — The Extension Amendment Proposal — to consider and vote upon a proposal (the “Extension Amendment Proposal”) to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) from August 13, 2021 to November 30, 2021 (the “Extended Date”); a copy of the proposed amendment to the Company’s amended and restated certificate of incorporation to effectuate the Extension is attached to the accompanying proxy statement as Annex A;

•        Proposal No. 2 — The Business Combinations Proposal — to consider and vote upon a proposal (the “Business Combinations Proposal”) to approve the following four (4) Business Combination Agreements and the transactions contemplated thereby (collectively, the “Business Combinations”):

•        the Agreement and Plan of Merger by and among Greenrose, GNRS CT Merger Sub, LLC, Theraplant, LLC acting by and through its Steering Committee and Shareholder Representative Services LLC, solely in its capacity as representative of the Theraplant, LLC selling securityholders, dated as of March 12, 2021 (the “Theraplant Merger Agreement” or the “Theraplant Business Combination Agreement”);

•        the Asset Purchase Agreement by and among Greenrose, True Harvest Holdings, Inc. and True Harvest, LLC dated as of March 12, 2021 (the “Asset Purchase Agreement” or the “True Harvest Business Combination Agreement”);

•        the Agreement and Plan of Merger by and among Greenrose, GNRS NV Merger Sub, Inc., Shango Holdings, Inc. and Gary Rexroad, solely in his capacity as the representative of the Shango Holdings, Inc. selling securityholders, dated as of March 12, 2021 (the “Shango Merger Agreement” or the “Shango Business Combination Agreement”); and

•        the Agreement and Plan of Merger by and among Greenrose, Futureworks Holdings, Inc., and Futureworks LLC dated as of March 12, 2021 (the “Futureworks Merger Agreement” and together with Theraplant Merger Agreement, the Asset Purchase Agreement and the Shango Merger Agreement, as they may be amended from time to time, the “Business Combination Agreements”) copies of which are attached are attached to the accompanying proxy statement as Annex B, Annex C, Annex D and Annex E, respectively.

•        Proposal No. 3 — The Nasdaq Proposal — to consider and vote upon a proposal (the “Nasdaq Proposal”) to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s issued and outstanding Common Stock and voting power in connection with the PIPE Financing and the transactions contemplated by the Shango Merger Agreement and the transactions contemplated by the Futureworks Merger Agreement;

•        Proposal No. 4 — The Charter Proposals — to consider and vote upon separate proposals (collectively, the “Charter Proposals”) itemized below as Proposals 4A-4D, to amend and restate Greenrose’s existing Amended and Restated Certificate of Incorporation with a Second Amended and Restated Certificate of Incorporation in the form attached to the accompanying proxy statement as Annex F (the “Proposed Charter”) which amendments would:

•        increase the number of shares of Common Stock, par value $0.0001 per share, that Greenrose is authorized to issue from 70,000,000 to [150,000,000] — we refer to this proposal as “Proposal 4A” or the “Share Increase Proposal”;

•        include a provision to allow for the redemption of Greenrose Common Stock from stockholders who are deemed “Unsuitable Persons” according to applicable regulations, such that Greenrose would be ineligible to obtain a cannabis license — we refer to this proposal as “Proposal 4B” or the “Unsuitable Person Redemption Proposal”;

•        change the stockholder vote required to amend certain provisions contained in the Proposed Charter relating to Greenrose’s transition to an operating Company upon completion of the Qualified Business Combination — we refer to this proposal as “Proposal 4C” or the “Transition to Operating Company Charter Amendment Proposal”; and

•        change the name of the Company from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.” — we refer to this proposal as “Proposal 4D” or the “Name Change Proposal”;

•        Proposal No. 5 — The Accountant Proposal — to consider and vote upon a proposal (the “Accountant Proposal”) to ratify the change of the Company’s independent registered public accounting firm from Marcum LLP to Macias Gini & O’Connell, LLP (“MGO”) for the fiscal year ending December 31, 2021;

•        Proposal No. 6 — The Director Election Proposal — to consider and vote upon a proposal (the “Director Election Proposal”) to re-elect two Class A Directors, Steven Cummings and John Falcon, to serve as members of the Company’s board of directors for three-year terms expiring at the Company’s 2024 annual meeting of stockholders, or upon their earlier resignation or removal;

•        Proposal No. 7 — The Incentive Plan Proposal — to consider and vote upon a proposal (the “Incentive Plan Proposal”) to approve and adopt the Greenrose 2021 Equity Incentive Plan, a copy of which is attached to the accompanying proxy statement as Annex G (the “Incentive Plan”), including with respect to the authorization of the initial share reserve under the Incentive Plan and the number of shares that may be issued pursuant to the exercise of incentive stock options granted; and

•        Proposal No. 8 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary (i) to ensure that any supplement or amendment to the accompanying proxy statement that the Board has determined in good faith is required by applicable law to be disclosed to the Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (ii) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (iii) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Business Combinations Proposal, the Nasdaq Proposal, the Charter Proposals, the Accountant Proposal, the Director Election Proposal or the Incentive Plan Proposal.

We will also transact any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Each of these proposals is more fully described in the accompanying proxy statement, which each stockholder is encouraged to read carefully. We are providing the accompanying proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Special Meeting (including following any adjournments or postponements of the Special Meeting). Information about the Special Meeting, the Business Combinations and other related business to be considered by the Company’s stockholders at the Special Meeting is included in the accompanying proxy statement.

After careful consideration, our Board has determined that each of the Extension Amendment Proposal, the Business Combinations Proposal, the Nasdaq Proposal, the Charter Proposals, the Accountant Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal is fair to and in the best interests of the Company and our stockholders and unanimously recommends that our stockholders vote “FOR” or give instructions to vote “FOR” each of the proposals presented at the Special Meeting and to vote “FOR” or give instructions to vote “FOR” each of the director nominees in the Director Election Proposal. When you consider the Board’s recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Business Combinations that may be in addition to or conflict with your interests as a stockholder. Please see the section entitled “Proposal No. 2 — The Business Combinations — Interests of Certain Persons in the Business Combinations” for additional information.

Whether or not you plan to attend the Special Meeting, we urge all Company stockholders to read the accompanying proxy statement, including the Annexes and the accompanying financial statements of the Company, Theraplant, True Harvest, Shango and Futureworks, carefully and in their entirety. In particular, we urge you to read carefully the section entitled “Risk Factors” beginning on page 42 of the accompanying proxy statement.

The record date for the Special Meeting is [________], 2021. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment thereof. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for 10 days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

A majority of the issued and outstanding shares of the Company’s Common Stock entitled to vote as of the record date at the Special Meeting must be present, in person or represented by proxy, at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting.

Approval of the Extension Amendment Proposal requires the affirmative vote of at least 65% of the shares of Company Common Stock outstanding on the record date.

Approval of (i) the Business Combinations Proposal, (ii) the Nasdaq Proposal, (iii) the Accountant Proposal, (iv) the Equity Incentive Proposal and (v) the Adjournment Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock represented in person or by proxy and entitled to vote at the Special Meeting.

Approval of (i) the Share Increase Proposal, (ii) the Unsuitable Person Redemption Proposal, (iii) the Transition to Operating Company Charter Amendment Proposal and (iv) the Name Change Proposal require the affirmative vote of at least a majority of the shares of Company Common Stock outstanding on the record date.

Members of our board of directors are elected by a plurality of all of the votes cast by holders of shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Accordingly, as this is an uncontested election, the director nominees will be elected if they receive at least one vote. Stockholders may not cumulate their votes with respect to the election of directors. Assuming a valid quorum is established, abstentions and broker non-votes will have no effect on the election of directors.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record and you attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

We refer to the Extension Amendment Proposal, the Business Combinations Proposal, the Nasdaq Proposal, the Charter Proposals, the Accountant Proposal, the Director Election Proposal, the Incentive Plan Proposal and the

Adjournment Proposal collectively as the “Transaction Proposals” in the accompanying proxy statement. We refer to the first of the Business Combinations to be consummated as the “Qualified Business Combination.” Based upon the expected time frame for the regulatory approval of each of the Business Combinations from applicable state regulators, we expect the Qualified Business Combination to consist of the Theraplant Business Combination and the True Harvest Business Combination.

Pursuant to our existing organizational documents, we are providing the holders of our shares of Common Stock originally sold as part of the units issued in our initial public offering (the “IPO”) (such shares, the “public shares” and such holders, the “public shareholders”) with the opportunity to have their public shares redeemed at a per-share price, payable in cash, equal to the aggregate amount then on deposit in our Trust Account as of two Business Days prior to the consummation of the Qualified Business Combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of our Common Stock included as part of the units sold in the IPO, subject to the limitations described in the accompanying proxy statement. The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. For illustrative purposes, based on the fair value of marketable securities held in our Trust Account as of [________], 2021 of approximately $[________], the estimated per share redemption price would have been approximately $10.[____]. Public shareholders may elect to redeem their public shares even if they vote for the Business Combinations Proposal and the other Transaction Proposals. There will be no redemption rights with respect to the shares, including the “Founder’s Shares” or warrants issued to Greenrose Associates LLC (our “Sponsor”) or Imperial Capital, LLC (our “Underwriter”), issued in private placements prior to or contemporaneous with the closing of our IPO. Each of our Sponsor and our Underwriter have entered into a letter agreement (collectively, the “IPO letter agreements”) with us pursuant to which our Sponsor and our Underwriter have agreed to waive their redemption rights with respect to their shares and any public shares our Sponsor or our Underwriter may have acquired after our IPO in connection with the completion of a Qualified Business Combination.

We will pay the redemption price to public shareholders who properly exercise their redemption rights promptly following the closing of the Qualified Business Combination. The closing of the Qualified Business Combination is subject to the satisfaction of a number of conditions. As a result, there may be a significant delay between the deadline for exercising redemption requests prior to the Special Meeting and payment of the redemption price.

Pursuant to the terms of the Business Combination Agreements, the Closing of each of the Business Combinations is conditioned on, among other things, the approval of the Transaction Proposals, other than the Extension Amendment Proposal and the Adjournment Proposal, at the Special Meeting. Additionally, our Sponsor, which holds approximately 20.7% of our outstanding shares of Common Stock entitled to vote, has agreed to vote any shares of Common Stock owned by it in favor of the Transaction Proposals.

We urge you to read the proxy statement accompanying this notice (including the annexes thereto) carefully for a more complete description of the Business Combinations and related transactions and each of the Transaction Proposals. If you have any questions or need assistance voting your shares, please call our proxy solicitor, MacKenzie Partners, Inc. at 800-322-2885 (banks and brokers call collect at 212-929-5500) or email at proxy@mackenziepartners.com.

By Order of the Board of Directors
William F. Harley III
Chief Executive Officer and Director
Amityville, NY
[____________], 2021

The accompanying proxy statement is dated [______], 2021 and is expected to be first mailed to Company stockholders on or about [______], 2021.

i

ANNEXES

____________

*        To be filed by amendment.

ADDITIONAL INFORMATION

This document incorporates important business and financial information about Greenrose from documents that it has filed with the United States Securities and Exchange Commission (“SEC”) but that have not been included in or delivered with this document. You can obtain such documents free of charge through the SEC’s website (www.sec.gov). In addition, you can request Greenrose’s documents in writing or by telephone at the following address:

Greenrose Acquisition Corp.
111 Broadway
Amityville, NY 11701
(516) 346-5270

Greenrose’s corporate website address is www.greenrosecorp.com. Greenrose’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of this proxy statement. Information on the websites of Greenrose or any of the Target Businesses is not part of this document. You should not rely on that information in deciding how to vote. Information contained in this document regarding Greenrose has been provided by Greenrose and information contained in this document regarding any of the Target Businesses has been provided by such Target Business.

If you would like to request any documents from Greenrose, please do so by _______, 2021 in order to receive them before the Special Meeting.

You should rely only on information contained in or incorporated by reference into this document. No one has been authorized to provide you with information that is different from the information contained in or incorporated by reference into this document. This document is dated [•], 2021. You should not assume that the information contained in, or incorporated by reference into, this document is accurate as of any date other than that date. Neither our mailing of this document to Greenrose stockholders, nor the issuance of equity by Greenrose, if any, in connection with certain Business Combinations, subsequent to that date will create any implication to the contrary.

For a list of documents incorporated by reference into this document, please see “Where You Can Find Additional Information; Incorporation by Reference” beginning on page 234.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. However, because the Company is a “blank check” company, the safe-harbor provisions of that act do not apply to statements made in this proxy statement.

Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Statements that are not historical facts, including statements about the Business Combinations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this proxy statement and the documents incorporated by reference herein are based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to:

•        the occurrence of any event, change or other circumstances that could result in the failure to consummate any of the Business Combinations;

•        the outcome of any legal proceedings that may be instituted against any of Greenrose, TPT Merger Sub, Theraplant, TH Buyer, True Harvest, FW Merger Sub, GS Merger Sub, Shango or Futureworks regarding any of the Business Combinations;

•        the inability to complete any of the Business Combinations due to the failure to obtain approval of the stockholders of Greenrose, to obtain financing to complete any of the Business Combinations or to satisfy other conditions to closing in the definitive agreements with respect to each of the Business Combinations;

•        changes to the proposed structure of any of the Business Combinations that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of any Business Combination;

•        the risk that the proposed Business Combinations disrupts current plans and operations of any of the Target Businesses as a result of the announcement and consummation of the Business Combinations;

•        costs related to the Business Combinations;

•        changes in applicable laws or regulations, or Federal enforcement actions against state-licensed cannabis businesses;

•        the possibility that Greenrose or any of the Target Businesses may be adversely affected by other economic, business, and/or competitive factors;

•        the risk that we may not be able to raise sufficient financing in the future, on terms acceptable to Greenrose, or at all;

•        the risk that we may not be able to retain or recruit necessary officers, key employees or directors following the Business Combinations;

•        Market and operational risks to our business, including, the performance of our business and operations;

•        the risk that our public securities will be illiquid;

•        our product offerings;

•        the competitive conditions of the cannabis industry;

•        our competitive and business strategies;

•        the sufficiency of capital including our ability to obtain capital to develop our business;

•        our operations in the United States, the characterization and consequences of those operations under United States federal law and applicable State law, and the framework for the enforcement of applicable laws in the United States;

•        on-going implications of the novel coronavirus (“COVID-19”);

•        statements relating to the business and future activities of, and developments related to, us, including such things as future business strategy, competitive strengths, goals, expansion and growth of our business, operations and plans;

•        expectations that planned acquisitions will be completed, and the expected financial results of such acquisitions;

•        expectations that licenses applied for will be obtained;

•        expectations regarding future cash flows from operations;

•        the occurrence of any event, change or other circumstances that could delay the Business;

•        the outcome of any legal proceedings that may be instituted against the targets or the Company following announcement of the proposed Business Combinations;

•        the inability to complete the Business Combinations due to the failure to obtain approval of the Business Combinations Proposal or the Charter Approval Proposal of the Company, or other conditions to Closing in the Business Combination Agreements;

•        the risk that the proposed Business Combinations disrupt current plans and operations as a result of the announcement and consummation of the transactions described herein;

•        changes in applicable laws or regulations;

•        the possibility that the Target Businesses or the Company may be adversely affected by other economic, business, and/or competitive factors;

•        Changes in the regulation/competitive conditions of the cannabis industry/potential future legalization of adult-use and/or medical cannabis under U.S. federal law;

•        expectations of market size and growth in the U.S. and the states in which we operate;

•        expectations for other economic, business, financial market, political, regulatory and/or competitive factors related to us or the cannabis industry generally;

•        other events or conditions that may occur in the future; and

•        the risks described in the section entitled “Risk Factors” in this proxy statement and other risks and uncertainties as may be indicated from time to time in filings of Greenrose made with the SEC.

Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. Readers are cautioned that the above list of cautionary statements is not exhaustive. A number of factors could cause actual events, performance or results to differ materially from what is projected in forward-looking statements. The purpose of forward-looking statements is to provide the reader with a description of management’s expectations, and such forward-looking statements may not be appropriate for any other purpose. You should not place undue reliance on forward-looking statements contained in this proxy statement. Although we believe that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. We are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements in deciding how to grant

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your proxy or instruct how your vote should be cast on the Transaction Proposals set forth in this proxy statement. The forward-looking statements contained in this proxy statement are expressly qualified in their entirety by this cautionary statement. Potential purchasers of our securities should read this entire proxy statement, and consult their own professional advisors to ascertain and assess the income tax and legal risks and other aspects associated with holding our securities.

Forward-looking statements contained herein concerning the cannabis industry and its medical and adult-use markets and the general expectations of us concerning the industry and our business and operations are based on estimates prepared by us using data from publicly available governmental sources as well as from market research and industry analysis and on assumptions based on data and knowledge of this industry which we believe to be reasonable. However, although generally indicative of relative market positions, market shares and performance characteristics, such data is inherently imprecise. While we are not aware of any misstatement regarding any industry or government data presented herein, the cannabis industry involves risks and uncertainties that are subject to change based on various factors.

FREQUENTLY USED TERMS

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “the Company,” and “Greenrose” refer to Greenrose Acquisition Corp.

In this document:

“80% of fair market value test” means the requirement in our Amended and Restated Certificate of Incorporation that any merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination involving the Company and one or more businesses or entities must together have a fair market value of at least 80% of fair market value of the assets held in the Trust Account, excluding taxes payable on the income earned on the Trust Account, at the time of the signing of the definitive agreement governing the terms of such business combination.

“Asset Purchase Agreement” or “True Harvest Business Combination Agreement” means the Asset Purchase Agreement dated as of March 12, 2021, by and among True Harvest, Greenrose and TH Buyer and substantially in the form attached to this proxy statement as Annex C.

“Board” or “Board of Directors” means the board of directors of Greenrose.

“Business Combination Agreements” means, collectively, the Theraplant Merger Agreement, the Asset Purchase Agreement, the Shango Merger Agreement and the Futureworks Merger Agreement.

“Business Combinations” means, collectively, the transactions contemplated by the Business Combination Agreements.

“Closing” means the closing of the applicable Business Combination(s), as the context requires.

“Closing Date” means the date of the Closing of the Qualified Business Combination (or, as the context requires, the Closing Date of the Shango Merger or the Futureworks Merger).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means shares of Greenrose common stock, par value $0.0001.

“CSA” means the U.S. Controlled Substances Act of 1970, as amended.

“DGCL” means the Delaware General Corporation law, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“flower” means cannabis flower.

“Founder’s Shares” means the 4,312,500 shares of Common Stock issued to Sponsor in connection with the formation of Greenrose.

“Fundamental Representations” shall have the meaning ascribed to such term in the applicable Business Combination Agreement(s), as the context requires.

“Futureworks” means Futureworks LLC, a Colorado limited liability company, d/b/a The Health Center.

“Futureworks Merger Agreement” or “Futureworks Business Combination Agreement” means the Agreement and Plan of Merger dated as of March 12, 2021 by and among Greenrose, FW Merger Sub and Futureworks, and substantially in the form attached to this proxy statement as Annex E.

“FW Merger Sub.” means Futureworks Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of Greenrose.

“Greenrose” means Greenrose Acquisition Corp., a Delaware corporation.

“GS Merger Sub” means GNRS NV Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Greenrose.

“Incentive Plan” means the Greenrose 2021 Equity Incentive Plan, a copy of which is attached to this proxy statement as Annex G.

“IPO” means Greenrose’s initial public offering of Public Units, which closed on February 13, 2020.

“Joinder Agreement” means the Joinder Agreement entered into as of the Closing and substantially in the form attached to this proxy statement as Annex L.

“Lock-Up Agreement” means the Lock-Up Agreement entered into as of the Closing and substantially in the form attached to this proxy statement as Annex H.

“Nasdaq” means the Nasdaq Capital Market.

“Non-Competition Agreement” means the Non-Competition Agreement entered into on as of the Closing and substantially in the form attached to this proxy statement as Annex [M].

“OTCQX” means the OTCQX tier of the OTC Market Group.

“PIPE Debt Securities” means the debt securities that are issued in the PIPE Financing.

“PIPE Financing” means the private placement expected to close concurrently with the Qualified Business Combination of approximately [________] shares of Common Stock and debt obligations comprised of senior secured debt and convertible debt pursuant to separate subscription agreements dated [•], between the Company and a limited number of qualified institutional buyers and accredited investors (as defined by Rule 501 of Regulation D) pursuant to Section 4(a)(2) of the Securities Act, for gross proceeds to the Company in an aggregate amount of approximately $[________].

“Post-Combinations Company” means the Company after completion of one or more of the Business Combinations.

“Preferred Stock” means the shares of Preferred Stock, par value $0.0001 per share, of the Company.

“Private Units” means the units of our equity securities consisting of one share of Common Stock and one Private Warrant issued in a private placement simultaneously with the closing our IPO).

“Private Warrants” means the warrants forming a part of the Private Units, with each warrant exercisable for one share of Common Stock at an exercise price of $11.50.

“Proposed Charter” means the proposed Second Amended and Restated Certificate of Incorporation of the Company in the form attached to this proxy statement as Annex F.

“Public Units” means the units of our equity securities consisting of one share of Common Stock one Public Warrant originally issued in our IPO.

“Public Shares” means the shares of our Common Stock originally issued as part of Public Units.

“Public Warrants” means redeemable warrants sold as part of the Public Units, with each warrant exercisable for one share of Common Stock at an exercise price of $11.50.

“Qualified Business Combination” means one or more Business Combinations meeting the 80% fair market value test as provided in Greenrose’s Amended and Restated Certificate of Incorporation. Based upon anticipated timing for regulatory approval, the Company currently anticipates that the Qualified Business Combination will consist of the Theraplant Business Combination and the True Harvest Business Combination; however, it is possible that the Qualified Business Combination may consist of any other combination of the Business Combinations that meets the 80% fair market value test.

“Redemption” means the redemption of Public Shares in accordance with the procedures set forth in this proxy statement.

“Registration Rights Agreement” means that certain Amended and Restated Registration Rights to be entered into at the closing of the Business Combinations, by the Company, our Sponsor, PIPE Investors, and THC seller, and substantially in the form attached to this proxy statement as Annex K.

“Required Transaction Proposals” means Business Combinations Proposal.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Agreement” means the Security Agreement to be entered into at the Closing between TH Buyer, Greenrose and True Harvest, which provides True Harvest a security interest in all the assets of TH Buyer.

“Shango” means Shango Holdings, Inc., a Nevada holding corporation, which includes the operating activities of Rexroad Marquis Corporation, collectively with its affiliates on a combined consolidated basis.

“Shango Worldwide Inc.” means a holding company without operating activity.

“Shango Merger Agreement” or “Shango Business Combination Agreement” means the Agreement and Plan of Merger dated as of March 12, 2021, by and among Greenrose, GS Merger Sub, Shango and Gary Rexroad, solely in his capacity as the representative of the selling securityholders, and substantially in the form attached to this proxy statement as Annex D.

“Shango Representative” means Gary Rexroad, solely in his capacity as the representative of the selling securityholders under the Shango Merger Agreement.

“SOX” means the Sarbanes-Oxley Act of 2002.

“Special Meeting” means the special meeting in lieu of the 2021 annual meeting of stockholders of Greenrose that is the subject of this proxy statement and any adjournments or postponements thereof.

“Sponsor” means Greenrose Associates LLC, a New York limited liability company.

“SRS” means Shareholder Representative Services LLC, a Colorado limited liability company and the entity serving as representative for the selling securityholders under the Theraplant Merger Agreement.

“Target Business” means Theraplant, True Harvest, Shango or Futureworks, as applicable.

“TH Buyer” means True Harvest Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Greenrose.

“Theraplant” means Theraplant, LLC, a Connecticut limited liability company.

“Theraplant Merger Agreement” or “Theraplant Business Combination Agreement” means the Agreement and Plan of Merger dated as of March 12, 2021 by and among Greenrose, TPT Merger Sub, Theraplant and SRS, and substantially in the form attached to this proxy statement as Annex B.

“TH Note” means the secured promissory note in the principal amount of $25,000,000 to be issued by TH Buyer to True Harvest upon the Closing of the True Harvest Acquisition, bearing an interest rate of 8% per annum with a maturity date of three years from issuance. The TH Note is to be secured by the assets of True Harvest purchased by TH Buyer pursuant to the Security Agreement, and is guaranteed by Greenrose.

“TPT Merger Sub” means GNRS CT Merger Sub, LLC, a Connecticut limited liability company and a wholly owned subsidiary of Greenrose.

“Transaction Proposals” means collectively, the Extension Amendment Proposal, the Business Combinations Proposal, the Nasdaq Proposal, the Charter Proposals, the Accountant Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal.

“Transfer Agent” means Continental Stock Transfer & Trust Company.

“True Harvest” means True Harvest, LLC, an Arizona limited liability company.

“Trust Account” means the trust account established by Greenrose which holds the proceeds from the IPO pursuant to the Trust Agreement, managed by the Trustee.

“Warrants” means, collectively, the Public Warrants and the Private Warrants.

“$,” and “U.S. dollar” each refer to the United States dollar.

SUMMARY TERM SHEET

This Summary Term Sheet and the sections entitled “Questions and Answers About the Transaction Proposals for Shareholders” and “Summary of the Proxy Statement” summarize certain information contained in this proxy statement, but do not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the attached annexes, for a more complete understanding of the matters to be considered at the Special Meeting. In addition, for definitions of terms commonly used throughout this proxy statement, including in this Summary Term Sheet, see the section titled “Frequently Used Terms.”

•        Greenrose is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

•        Theraplant is a Connecticut state-licensed medical marijuana producer with existing operations spanning 68,000 sq. ft. and an existing production capacity of about 20,000 lbs. annually.

•        True Harvest is a cannabis producer operating one of the largest indoor cannabis facilities in Arizona.

•        Shango is an established vertically integrated cannabis brand offering a range of products in California, Oregon, Michigan and Nevada, with additional cultivation and distribution operations in California.

•        Futureworks is a vertically integrated cannabis company operating in Colorado.

The Business Combinations

Assuming Greenrose’s stockholders approve the Business Combinations Proposal, Greenrose intends to close on Business Combinations with a valuation determined by our Board meeting the 80% of fair market value test. Based on required regulatory approvals and their respective anticipated regulatory review periods, and assuming no Redemptions, Greenrose anticipates it is most probable that the acquisition of Theraplant and True Harvest will enable Greenrose to complete its Qualified Business Combination in compliance with the 80% of fair market value test most expeditiously. Upon completion of the acquisitions of Theraplant and True Harvest, Greenrose anticipates completing the acquisitions of Shango and Futureworks in accordance with the terms and conditions of their respective Business Combination Agreements promptly once all of the conditions to Closing, including State and local licensure transfer regulatory approvals, have been met.

•        The Theraplant Merger Agreement:

•        On March 12, 2021, we entered into the Theraplant Merger Agreement with TPT Merger Sub, Theraplant and SRS pursuant to which, subject to the terms and conditions contained therein, TPT Merger Sub will merge with and into Theraplant, with Theraplant continuing as the surviving entity and a wholly-owned subsidiary of Greenrose. A copy of the Theraplant Merger Agreement is attached to this proxy statement as Annex B.

•        Pursuant to the Theraplant Merger Agreement, at the effective time of the Theraplant Merger, each unit of Theraplant issued and outstanding immediately prior to the effective time will be canceled and converted into the right to receive a pro rata portion of merger consideration (without interest), as described below.

•        The aggregate merger consideration to be paid at the Closing to the unit holders of Theraplant will be $100,000,000 in cash, subject to customary purchase price adjustments, and an indemnity escrow as set forth in the Theraplant Merger Agreement. Additionally, $700,000 of such amount will be placed into dedicated accounts controlled by the Theraplant seller representative and the Theraplant managing members to provide a source of funds for those parties to use in administering any claims or disputes that arise post-Closing.

•        Under the Theraplant Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Theraplant Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Theraplant Merger Agreement and transactions contemplated thereby and certain

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other matters by the requisite vote of the Greenrose Stockholders; (ii) the approval and adoption of the Theraplant Merger Agreement and transactions contemplated thereby by Theraplant’s members owning at least 66.7% of Theraplant’s units entitled to vote; (iii) the absence of a material adverse effect since the date of the Theraplant Merger Agreement; and (iv) material compliance by the parties with their respective pre-closing and closing obligations and the accuracy of each party’s representations and warranties in the Theraplant Merger Agreement, in each case subject to the certain materiality standards contained in the Theraplant Merger Agreement.

•        The Theraplant Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Theraplant; (ii) by Greenrose or Theraplant if any law or order is enacted, promulgated or issued or deemed applicable to the Theraplant Merger by any governmental authority that would make consummation of the Theraplant Merger illegal, other than federal cannabis laws; (iii) by Greenrose or Theraplant if the Closing has not occurred by August 13, 2021; (iv) by Greenrose or Theraplant if, after giving effect to the completion of the redemption and any financings undertaken by Greenrose in connection with the Closing, Greenrose shall have net tangible assets of less than $120,000,000; or (v) by Greenrose, on the one hand, or Theraplant, on the other hand, as a result of certain breaches by the counterparties to the Theraplant Merger Agreement that remain uncured after any applicable cure period; provided, in each case of clauses (i) through (v) above, that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Theraplant Merger Agreement.

•        The True Harvest Asset Purchase Agreement:

•        On March 12, 2021, we entered into the Asset Purchase Agreement with TH Buyer and True Harvest, pursuant to which, subject to the terms and conditions contained therein, TH Buyer will purchase substantially all of the assets of True Harvest and assume certain of its liabilities. A copy of the Asset Purchase Agreement is attached to this proxy statement as Annex C.

•        The initial consideration to be paid by the Company to True Harvest for the purchased assets will be $50,000,000, payable as follows: (i) $21,750,000 in cash; (ii) an additional $25,000,000 evidenced by a senior secured promissory note bearing interest at 8% per annum, which matures on the third anniversary of the Closing of the asset purchase, and which is secured by the purchased assets pursuant to the terms of a security agreement between TH Buyer and True Harvest; and (iii) the assumption by TH Buyer of $3,250,000 of True Harvest’s debt.

•        In addition to the initial payment amount, the TH Buyer may be required to pay an earnout payment to True Harvest of up to a maximum of $35,000,000 (plus interest, as described below) based on the True Harvest business attaining, within thirty-six (36) months after the Closing Date of the asset purchase, a certain price per pound of flower as compared to total flower production, irrespective of the final form in which such flower is sold. The earnout payment, if any, would be evidenced by a secured promissory note (the “Earnout Note”) which would bear interest at an annual rate of 8% per annum, would be payable in monthly installments over twenty-four (24) months after issuance and would also be secured by the purchased assets.

•        Under the Asset Purchase Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the asset purchase are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Asset Purchase Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the absence of a material adverse effect since the date of the Asset Purchase Agreement; (iii) after giving effect to the completion of the redemption and any financings undertaken by Greenrose in connection with the Closing of the True Harvest Business Combination, Greenrose shall have net tangible assets of no less than $70,000,000, and (iv) material compliance by the parties with their respective pre-closing and closing obligations and the accuracy of each party’s representations and warranties in the Asset Purchase Agreement, in each case subject to the certain materiality standards contained in the Asset Purchase Agreement.

•        The Asset Purchase Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of TH Buyer and True Harvest; (ii) by TH Buyer or True Harvest if there shall be any law or order enacted that makes consummation of the transactions contemplated by the Asset Purchase Agreement illegal or otherwise prohibited, other than federal cannabis laws, or any governmental authority shall have issued an injunction, restraining order, or other order restraining the transactions contemplated by the Asset Purchase Agreement; (iii) by TH Buyer or True Harvest if the Closing has not occurred by August 31, 2021; or (iv) by TH Buyer, on the one hand, or True Harvest, on the other hand, as a result of certain breaches by the counterparties to the Asset Purchase Agreement that remain uncured after any applicable cure period; provided, in each case of clauses (iii) through (iv) above, that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Asset Purchase Agreement.

•        The Shango Merger Agreement:

•        On March 12, 2021, we entered into the Shango Merger Agreement with GS Merger Sub, Shango and the Shango Representative, pursuant to which, subject to the terms and conditions contained therein, GS Merger Sub will merge with and into Shango, with Shango continuing as the surviving entity and a wholly-owned subsidiary of Greenrose. A copy of the Shango Merger Agreement is attached to this proxy statement as Annex D. Subject to the terms and conditions set forth in the Shango Merger Agreement, at the effective time of the Shango Business Combination, other than dissenting shares, each share of Shango’s common stock issued and outstanding immediately prior to the Shango Effective Time (as defined below) will be canceled and converted into the right to receive a pro rata portion of cash (without interest) and the number of shares of Common Stock of Greenrose that Greenrose may become obligated to issue as described below.

•        The initial consideration to be paid at Closing of the Shango Business Combination to Shango’s stockholders, other than dissenting shares, will be $40,000,000 payable as follows: (i) $31,000,000 in cash, (ii) the assumption of up to $9,000,000 of Shango’s liabilities, and (iii) and an additional amount cash payment equal to the shortfall between $9,000,000 and the actual amount of Shango liabilities actually assumed by Greenrose at Closing. Additionally, Greenrose agreed to commit up to $10,000,000 for use for certain capital expenditures, as described more fully in the Shango Merger Agreement.

•        In addition to the initial consideration, and subject to Shango meeting certain target revenues in each of Greenrose’s 2021, 2022 and 2023 fiscal years, and the Shango business having cash flow from operations of no less than $0, Greenrose may be required to issue to Shango’s accredited stockholders up to such number of shares of Greenrose Common Stock equal to $65,000,000 in value (consisting of up to $20,000,000 in value of shares of Greenrose Common Stock for the 2021 fiscal year, up to $25,000,000 in value of shares of Greenrose Common Stock for the 2022 fiscal year and up to $20,000,000 in value of shares of Greenrose Common Stock for the 2023 fiscal year), divided by the Greenrose Common Stock price, calculated based upon the volume weighted average price per share of Greenrose Common Stock (rounded down to the nearest cent) on Nasdaq, or such other exchange or market on which Greenrose Common Stock is then listed or quoted on, for the ten (10) consecutive trading days ending on (and including) the last full trading day immediately prior to, as applicable, (1) the 2021 Milestone Payment Date, (2) the 2022 Milestone Payment Date, or (3) the 2023 Milestone Payment Date, as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed upon by Greenrose and Shango. The 2021 Milestone Payment Date, 2022 Milestone Payment Date and 2023 Milestone Payment date are dates within 60 days of the end of Greenrose’s 2021 fiscal year, 2022 fiscal year and 2023 fiscal year, respectively. The Shango Merger Agreement provides that if any portion of such additional consideration is not fully earned in either 2021 or 2022, such portion of such additional consideration may be earned in subsequent years through 2023. Additionally, the additional consideration may be subject to acceleration as further set forth in the Shango Merger Agreement.

•        Under the Shango Merger Agreement, the obligations of the parties to consummate the Shango Business Combination are generally subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Shango Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the stockholders of Greenrose; (ii) if required, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the absence of a material adverse effect since the date of the Shango Merger Agreement; and (iv) material compliance by the parties with their respective pre-closing and closing obligations and the accuracy of each party’s representations and warranties in the Shango Merger Agreement, in each case subject to the certain materiality standards contained in the Shango Merger Agreement.

•        The Shango Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Shango; (ii) by Greenrose or Shango if any law or order is enacted, promulgated or issued or deemed applicable to the Shango Merger by any governmental authority that would make consummation of the Shango Merger illegal, other than federal cannabis laws; (iii) by Greenrose or Shango if the Closing has not occurred by August 31, 2021; or (iv) by Greenrose, on the one hand, or Shango, on the other hand, as a result of certain breaches by the counterparties to the Shango Merger Agreement that remain uncured after any applicable cure period; provided, in each case of clauses (i)through (iv) above, that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Shango Merger Agreement.

•        In connection with the Closing, each of Shango’s stockholders will be required to enter into a Lock-Up Agreement pursuant to which they will agree, subject to certain exceptions, for a period of six (6) months after the applicable Milestone Payment Date, (i) not to lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Greenrose Common Stock, (ii) enter into any swap or other arrangement that transfers to another party, in whole or in part, any of the economic consequences of ownership of the Greenrose Common Stock, or (iii) publicly disclose the intention to do any of the foregoing, with respect to any shares of Greenrose Common Stock received by such Shango stockholder as part of the additional consideration.

•        In connection with the Closing, Greenrose will enter into a Registration Rights Agreement with each of Shango’s selling securityholders pursuant to which Greenrose agrees that, after the expiration of the applicable lock-up period set forth in the Shango Lock-Up agreement, at the request of the Majority Holders (as defined in the Shango Registration Rights Agreement), Greenrose will file a registration statement with the SEC covering the resale of the Registrable Securities (as defined in the Shango Registration Rights Agreement) requested to be included in such registration statement, and Greenrose shall use its reasonable best efforts to have such resale registration statement declared effective as soon as reasonably practicable after the filing thereof. Additionally, the Holders (as defined in the Shango Registration Rights Agreement) will be entitled to piggyback registration rights.

•        The Futureworks Merger Agreement:

•        On March 12, 2021, we entered into the Futureworks Merger Agreement with FW Merger Sub and Futureworks, pursuant to which, subject to the terms and conditions contained therein, Futureworks will merge with and into FW Merger Sub, with FW Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of Greenrose. A copy of the Futureworks Merger Agreement is attached to this proxy statement as Annex E. Subject to the terms and conditions set forth in the Futureworks Merger Agreement, at the effective time of the Futureworks Merger, each ownership interest in Futureworks issued and outstanding immediately prior to the Futureworks effective time will be canceled and extinguished and converted into the right to receive a pro rata portion of the merger consideration (without interest), as described below.

•        The value of the initial merger consideration to be paid at Closing to the holders of Futureworks ownership interests pursuant to the Futureworks Merger Agreement will be: (i) $17,500,000 in cash, plus (ii) such number of shares of Greenrose Common Stock equal to $15,000,000 in value, calculated based upon the volume weighted average price per share of Greenrose Common Stock (rounded down to the nearest cent) on the OTCQX for the twenty (20) consecutive trading days ending on (and including) the last full trading day immediately prior to: (i) the Closing Date, (ii) March 31, 2022, or (iii) such date as such shares of

Common Stock are required to be issued, as applicable (the “Futureworks Merger Consideration Price”), as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed upon by Greenrose and Futureworks, provided that the Common Stock price for the shares of Common Stock to be issued on the Closing Date shall be subject to a minimum price of $12.00 per share of Greenrose Common Stock and a maximum price of $15.00 per share of Greenrose Common Stock, subject to customary purchase price adjustments, and indemnity escrow, as described more fully in the Futureworks Merger Agreement.

•        In addition to the initial consideration, and subject to the Futureworks business meeting the Earnout Threshold (as defined in the Futureworks Merger Agreement) then, Greenrose may be required to issue to Futureworks’ members up to such number of shares of Greenrose common stock equal to $10,000,000 in value, calculated based on the applicable Futureworks Merger Consideration Price.

•        Under the Futureworks Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Futureworks Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Futureworks Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the absence of a material adverse effect since the date of the Futureworks Merger Agreement; and (iii) material compliance by the parties with their respective pre-closing and closing obligations and the accuracy of each party’s representations and warranties in the Futureworks Merger Agreement, in each case subject to the certain materiality standards contained in the Futureworks Merger Agreement.

•        The Futureworks Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Futureworks; (ii) by Greenrose or Futureworks if any applicable law or order is enacted, promulgated or issued or deemed applicable to the Futureworks Merger by any governmental authority that would make consummation of the Futureworks Merger illegal; provided, however, that the violation of any federal cannabis laws shall not be deemed to make consummation of the Futureworks Merger illegal; (iii) by Greenrose or Futureworks if the effective time of the merger has not occurred within twelve (12) months from the date of the Futureworks Merger Agreement; or (iv) by Greenrose, on the one hand, or Futureworks, on the other hand, as a result of certain breaches by the counterparties to the Futureworks Merger Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(iv), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Futureworks Merger Agreement.

•        In connection with the Closing, each of Futureworks’ members will be required to enter into a Lock-Up Agreement pursuant to which they will agree, subject to certain exceptions, for a period of six (6) months after the Closing Date, (i) not to lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Company Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Company Common Stock, or (iii) publicly disclose the intention to do any of the foregoing, with respect to any shares of Company Common Stock received by such Futureworks’ member as part of the merger consideration.

•        In connection with the Closing, Greenrose will enter into a Registration Rights Agreement with each of Futureworks’ members pursuant to which Greenrose agrees that, after the expiration of the lock-up period set forth in the Futureworks Lock-Up agreements, at the request of the Majority Holders (as defined in the Futureworks Registration Rights Agreement), Greenrose will file a registration statement with the SEC covering the resale of the Registrable Securities (as defined in the Futureworks registration rights agreement) requested to be included in such registration statement, and Greenrose shall use its reasonable best efforts to have the Futureworks resale registration statement declared effective as soon as reasonably practicable after the filing thereof. Additionally, the Holders (as defined in the Futureworks Registration Rights Agreement) will be entitled to piggyback registration rights.

Certain Effects of the Business Combinations

•        Financing for the Business Combinations and related transaction expenses will consist of (i) $172,500,000 of proceeds from the IPO on deposit in the Trust Account (plus any interest income accrued thereon since the IPO and not released for payment of taxes), net of any Redemptions in connection with the stockholder vote to be held at the Special Meeting, and (ii) $[_____________] of proceeds in the PIPE Financing from the purchase by a limited number of qualified institutional buyers and accredited investors (as defined by Rule 501 of Regulation D) (the “PIPE Investors”) who have agreed to: (a) purchase, immediately prior to the Closing of the Qualified Business Combination, an aggregate of [$___________] in value of shares of Company Common Stock at a purchase price of $[________] per share and (b) debt securities of the Company in the aggregate amount of $[____].

•        Assuming (i) the closing of the PIPE Financing described in the preceding bullet, and assuming (ii) the Closing of the Qualified Business Combination only, and (iii) no Redemptions, then immediately after the Closing of the Qualified Business Combination, the Company will have: (a) net tangible assets equal to approximately $[_____________________], (b) issued [________] shares of Common Stock to the PIPE Investors, (c) issued or assumed debt in the aggregate principal amount of $[_________________], and (d) become obligated to issue debt in the aggregate principal amount of up to $35,000,000 in the event of the full achievement of the earnout milestones set forth in the Asset Purchase Agreement.

•        Based on the assumptions in the preceding paragraph, immediately after the Closing of the Qualified Business Combination: (i) the Company’s former stockholders (excluding the Sponsor) will hold approximately [__]% of the issued and outstanding Common Stock, (ii) the Sponsor will hold approximately [__]% of the issued and outstanding Common Stock, and (iii) the PIPE Investors will hold approximately [__]% of the issued and outstanding Common Stock.

•        Assuming (i) the closing of the PIPE Financing described above, (ii) the Closing of all four Business Combinations, and (iii) no Redemptions, then immediately after the Closing of the last Business Combination, the Company will have: (a) net tangible assets equal to approximately $[_____________________], (b) issued [________] shares of Common Stock to the PIPE Investors, (c) issued an additional [____________] shares of Common Stock to the former equity holders of [__________] (c) become obligated to issue an additional [______________] shares of Common Stock upon satisfaction of the earnout milestones set forth in the Shango Merger Agreement and Futureworks Merger Agreement, (d) issued or assumed debt in the aggregate principal amount of $[_________________], (e) become obligated to issue debt in the aggregate principal amount of $35,000,000 in the event of the full achievement of the earnout milestones set forth in the Asset Purchase Agreement and (f) become obligated to expend up to $10,000,000 on certain capital expenses in accordance with the Shango Merger Agreement.

•        Based on the assumptions in the stated above, immediately after the Closing of the last Business Combination: (i) the Company’s former stockholders (excluding the Sponsor) will hold approximately [__]% of the issued and outstanding Common Stock, (ii) the Sponsor will hold approximately [__]% of the issued and outstanding Common Stock, (iii) the PIPE Investors will hold approximately [__]% of the issued and outstanding Common Stock, and (iv) the former equity holders of Shango and Futureworks will hold approximately [__]% of the issued and outstanding Common Stock (excluding the shares that may become issuable upon the achievement of the earnout milestones set forth in the Shango Merger Agreement and Futureworks Merger Agreement).

•        In addition to voting on the Business Combinations Proposal to approve the Business Combination Agreements and to approve the Nasdaq Proposal related to the issuance of shares of Common Stock in the PIPE Financing and the potential issuance of shares of Common Stock in the Shango Merger and Futureworks Merger, the stockholders of the Company will also vote on the following proposals: (i) to amend the Company’s existing Amended and Restated Certificate of Incorporation to extend the date by which Greenrose has to consummate one or more transactions necessary to comply with Nasdaq rules for the completion of its initial business combination an additional 109 days from August 13, 2021 to November 30, 2021; (ii) to approve the amendment and restatement of the Company’s existing Amended and Restated Certificate of Incorporation to: (a) increase the number of shares of Common Stock that Greenrose is authorized to issue from 70,000,000 to [150,000,000], (b) include a provision to allow for the redemption of Greenrose Common Stock from stockholders who are deemed “Unsuitable Persons” under applicable regulations and would make Greenrose ineligible to obtain a cannabis license, (c) change the stockholder vote required to amend certain provisions contained in the Proposed Charter from 65% to 50%, and (d) change the name of the Company from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.”; (iii) to ratify the change of the Company’s independent registered public accounting firm from Marcum LLP to Macias Gini & O’Connell, LLP (“MGO”); (iv) to re-elect Steven Cummings and John Falcon as Class A Directors, to serve as members of the Company’s board of directors for a three-year term until the Company’s 2024 annual meeting of stockholders, or until their earlier resignation or removal; (v) to approve and adopt the Incentive Plan, including the authorization of the initial share reserve under the Incentive Plan and the number of shares that may be issued pursuant to the exercise of incentive stock options granted; and (vi) to adjourn the Special Meeting to a later date or dates (a) to ensure that any supplement or amendment to this proxy statement that the Board has determined in good faith is required by applicable law to be disclosed to the Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (b) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (c) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of each of the proposals described in this proxy statement.

•        Each of the Target Businesses are involved in the cultivation and sale of cannabis, which currently remains illegal under federal law. Unless there is a change in Nasdaq’s regulations, we will be required to delist our securities from Nasdaq, and we presently intend to make our Public Units, Common Stock and Public Warrants available for quotation on the OTCQX. The OTCQX is not a national securities exchange, and if Greenrose’s securities trade on the OTCQX rather than a national securities exchange, there may be significantly less trading volume and analyst coverage of, and significantly less investor interest in, our Common Stock and Warrants, which may lead to lower trading prices for our Common Stock and Warrants.

•        Upon completion of the Qualified Business Combination, the executive officers of the Company will include William F. Harley III, as Chief Executive Officer, Jeffrey Stegner, as Chief Financial Officer, Paul Otto Wimer, as President and Chief Operating Officer, and assuming the re-election of Steven Cummings and John Falcon to the Board of Directors at the Special Meeting, the Board of Directors of the Company will consist of William F. Harley III, Brendan Sheehan, Thomas Megale, Daniel Harley, John Torrance III, Steven Cummings and John Falcon.

•        The Sponsor and certain of the Company’s officers and directors, who collectively hold approximately 20.7% of the issued and outstanding shares of the Company’s Common Stock, have agreed to (i) vote FOR each of the proposals to be put to the vote of the stockholders of the Company at the Special Meeting, and (ii) waive their redemption rights in respect of such shares of Common Stock.

SUMMARY OF THE PROXY STATEMENT

This summary, together with the section entitled, “Questions and Answers About the Proposals” summarizes certain information contained in this proxy statement and may not contain all of the information that is important to you. To better understand the Business Combinations and the Proposals to be considered at the Special Meeting, you should read this entire proxy statement carefully, including the annexes. See also the section titled “Where You Can Find More Information.” In addition, for definitions of terms commonly used throughout this proxy statement, including in this Summary of the Proxy Statement, see the section titled “Frequently Used Terms.”

The Parties to the Business Combinations

Greenrose Acquisition Corp.

Greenrose is a special purpose acquisition company formed on August 26, 2019 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On February 13, 2020, Greenrose closed its initial public offering of 17,250,000 units, including 2,250,000 units issued upon the exercise in full of the underwriters’ overallotment option on February 14, 2020, with each unit consisting of one share of Common Stock and one redeemable warrant, with each warrant entitling the holder to purchase one share of Common Stock at a price of $11.50 commencing on the later of the one-year anniversary of the initial public offering or 30 days after the consummation of an initial business combination. The units from the Company’s initial public offering (including the units issued upon the exercise in full of the underwriters’ over-allotment option) were sold at an offering price of $10.00 per unit, generating total gross proceeds of $172,500,000. Simultaneously with the consummation of its initial public offering and the issuance of units upon the full exercise of the underwriters’ over-allotment option, the Company consummated a private placement of 330,000 units at price of $10.00 per unit and 1,650,000 warrants at a price of $1.00 per warrant, generating gross proceeds of an additional $4,950,000. A total of $172,500,000 was deposited into the Trust Account and the remaining proceeds, net of underwriting discounts and commissions and other costs and expenses, became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The Company’s initial public offering was conducted pursuant to a registration statement on Form S-1 (Registration No. 333-235724) that became effective on February 10, 2020. As of [__________], 2021, the record date, there was approximately $[______________] held in the Trust Account.

Greenrose’s Public Units, Common Stock and Public Warrants are currently listed on Nasdaq under the symbols “GNRSU,” “GNRS” and “GNRSW,” respectively.

Greenrose’s principal executive office is located at 111 Broadway, Amityville, New York 11701 and its telephone number is (516) 346-5270.

Sponsor

Greenrose Associates LLC, a New York limited liability company, is the sponsor of Greenrose and currently owns 20.7% of the issued and outstanding shares of Common Stock of Greenrose. The Sponsor has five managing members, including William F. Harley III, Greenrose’s Chief Executive Officer and a Director, Daniel Harley, Greenrose’s Executive Vice President of Business Development and a Director and Brendan Sheehan, Greenrose’s Executive Vice President of Corporate Strategy and Investor Relations and a Director.

Greenrose Subsidiaries

TPT Merger Sub, a party to the Theraplant Merger Agreement, is a Connecticut limited liability company and wholly owned subsidiary of Greenrose formed solely for the purpose of effecting the Theraplant Business Combination. TPT Merger Sub was formed on March 5, 2021 and owns no material assets and does not operate any business.

TH Buyer, a party to the Asset Purchase Agreement, is a Delaware corporation and wholly owned subsidiary of Greenrose formed solely for the purpose of effecting the True Harvest Business Combination. TH Buyer was formed on March 10, 2021 and owns no material assets and does not operate any business.

GS Merger Sub, a party to the Shango Merger Agreement, is a Nevada corporation and a wholly owned subsidiary of Greenrose formed solely for the purpose of effecting the Shango Business Combination. GS Merger Sub was formed on March 10, 2021 and owns no material assets and does not operate any business.

FW Merger Sub, a party to the Futureworks Merger Agreement, is a Delaware corporation and a wholly owned subsidiary of Greenrose formed solely for the purpose of effecting the Futureworks Business Combination. FW Merger Sub was formed on March 11, 2021 and owns no material assets and does not operate any business.

Description of Theraplant LLC

Theraplant is the leading Connecticut state-licensed cannabis producer, having been cultivating, processing and packaging medical cannabis and derivative products since 2014. Theraplant was recognized by the Connecticut Department of Consumer protection as the highest scoring license applicant and was awarded the first of only four cultivation licenses in Connecticut. The Company received its license from the Connecticut Department of Consumer Protection on February 7, 2014.

Theraplant is dedicated to providing patients options to improve their wellbeing. Theraplant delivers quality products in a variety of forms, consistencies and genetic compositions, for the benefit of Connecticut’s qualifying medical patients. The Company selects premium cannabis genetics grown in a controlled, clean environment, under the watch of an award-winning cultivation team, and tested by a third-party laboratory for pesticides and microbiologics.

Cultivation

Theraplant’s existing operations span 68,000 sq. ft. with an existing production capacity of approximately 20,000 lbs. annually. Theraplant is currently undergoing an expansion which will bring its operations to approximately 100,000 sq. ft. Situated on 10 acres in Watertown, Connecticut, Theraplant’s property and facility are 100% owned, and Theraplant has ample opportunity for expansion to over 500,000 sq. ft. to meet future demand. Connecticut’s existing medical marijuana program does not limit cultivators by square footage, permitted canopy size, plant count or amount of inventory.

Processing

Connecticut’s cultivation license includes extraction and processing. Theraplant’s cutting-edge processing operations have propelled Theraplant to best-in-class products, which meet all USP111/Pharmacopoeia quality standards and passing all finished product tests since inception. Theraplant conducts its processing using top quality equipment sourced from renowned suppliers in the cannabis industry. Using CO2 or ethanol extraction followed by a series of proprietary refining processes, Theraplant is able to offer a wide variety of product form factors, typically offering over 50 unique SKUs at a given time. Such product categories include flower, pre-rolls, vapes, concentrates, ingestibles and topicals. Theraplant also utilizes various reclamation and distillation processes in order to minimize waste and maximize yields and returns.

Research and Development

Theraplant employs a breeding program which is constantly developing new strains to meet evolving customer trends and preferences as well as improve production efficiencies. Theraplant endeavors to utilize strains with high yield, high THC content, resiliency and short growing cycles in order to maximize efficiency and potency of products.

Quality Control and Security

Theraplant employs a first class compliance department, with 8 full-time employees dedicated to ensuring regulatory and quality compliance. This has led to Theraplant experiencing no regulatory citations, no deficiencies found by third-party testing laboratories, and products which consistently exceed all testing and certification requirements. Theraplant’s facilities are secured and monitored on a 24/7 basis by full-time security guards and state-of-the-art video monitoring systems. Access to Theraplant’s facilities are limited to authorized personnel with appropriate clearances, and physical security is maintained through use of security access cards and bio-metric controls.

Packaging

Theraplant’s recent rebranding effort demonstrates its commitment to providing elevated customer experiences to meet customers’ shifting demands. Such initiatives have helped increase brand awareness and helped Theraplant capture a significant portion of Connecticut’s medical cannabis market through business relationships with 100% of Connecticut’s existing dispensaries. Additionally, Theraplant’s recent investments in automation have led to reduced packaging costs and increased product competitiveness.

Wholesale & Distribution

Theraplant sells and delivers products directly to all dispensaries throughout Connecticut. Dispensaries place orders with Theraplant directly online; orders are typically filled and delivered within 2 business days. Delivery vehicles are driven by licensed, bonded and insured third party security providers, ensuring the utmost safety and security in delivering product to dispensaries.

Connecticut’s Medical Marijuana Program

Connecticut currently has over 51,000 registered patients and 1,400 registered physicians in its medical marijuana program. The number of medical cannabis dispensaries in Connecticut has been steadily increasing, with 18 currently operational. Connecticut law does not currently permit patients to grow cannabis at home. There are currently 38 qualifying conditions for adults, including chronic pain, and 10 for qualifying conditions for patients under 18. In addition, there is growing political momentum in Connecticut for legalization of adult use cannabis, with multiple statutory proposals being debated by the legislature and the governor’s office. Theraplant is well positioned to capitalize on the implementation of a recreation marijuana program.

Management Team and Employees

Theraplant is led by Chief Executive Officer Dan Emmans, an industry veteran who has designed and built nearly one million square feet of cannabis facilities nationwide. In addition, Theraplant has a strong supporting team of managers and key team members with years of industry experience and expertise across all Theraplant’s business functions. Theraplant has 86 full time employees and over 100 personnel licensed to work in the facility, comprising full-time employees, security personnel and regular contractors. Theraplant’s supervisory staff has an average tenure exceeding 5 years.

Other Assets

Theraplant has one wholly-owned subsidiary, TPT Holdings, LLC. TPT Holdings, LLC’s singular purpose is owning securities in Leafline Industries, LLC, which owns and operates cannabis dispensaries in Minnesota.

Licensing and Regulation

Theraplant is licensed as a producer by the State of Connecticut Department of Consumer Protection, pursuant to Connecticut’s “Palliative Use of Marijuana” Act, C.G.S. section 21a-408, et seq., and the regulations promulgated thereunder (the “CT Laws”). The CT Laws govern many aspects of Theraplant’s business. Any actual or perceived failure to comply with these requirements may result in, among other things, revocation of Theraplant’s producer license, private litigation, regulatory or governmental investigations, sanctions, civil and criminal liability, and constraints on Theraplant’s ability to continue to operate.

Description of True Harvest LLC

True Harvest is an Arizona-based cannabis cultivation business. In late 2014, the City of Phoenix granted preliminary approval to cultivate, and an agreement was reached with Copperstate Herbal Center in early 2015. True Harvest, LLC was formed in May 2015, and it now operates the largest indoor cannabis cultivation facility in Arizona.

Products and Services

True Harvest grows, processes, and packages cannabis and cannabis products. Beginning in July 2017, True Harvest produced and sold half-gram distillate cartridges in various flavors under the name “True Distillate.” True Harvest produced and sold this product line until early 2019, when the City of Phoenix imposed new C1D1 requirements for all flammable extraction processes. Beginning in February 2019, True Harvest began producing and selling solvent-less Live Rosin.

Recently, True Harvest has partnered with a third party considered a leading medical and recreational medical dispensary license holder, grower and manufacturer in multiple states across the country. Shango currently owns cannabis-related licenses in Oregon, Washington and Nevada, with expansion plans that include retail, manufacturing and product distribution in Michigan, New Jersey and California in the cannabis market and nationwide for its CBD products.

True Harvest sells its products through its wholesale network to 60% of the owner groups in Arizona’s medical and recreational marijuana marketplace. True Harvest’s largest customers are public multi-state cannabis operators (“MSOs”): Curaleaf, Cresco Labs, and Harvest Health. Being one of the first wholesale operations in Arizona has allowed True Harvest to develop close relationships with dispensaries throughout the state. Same day delivery allows True Harvest to capitalize on market opportunities across the state. True Harvest utilizes bulk and jar based packaging to meet dispensary requirements and to better communicate the Shango brand.

Operations and Operational Systems

The business operates within 74,000 ft2 of the former Revlon manufacturing facility at 4301 West Buckeye Road, Phoenix, AZ. This facility was built in the late 1960s with an over 800,000 ft2 footprint. The facility has been approved by the U.S. Food and Drug Administration and the State of Arizona for the use of growing medical marijuana by True Harvest and provides True Harvest a strategic advantage in the Arizona cannabis market.

The space occupied by True Harvest includes industrial sized water treatment, power and cooling infrastructure with four flower rooms, three vegetation rooms, one mother room and one clone room, with the remaining space under construction to double the facility’s cultivation capacity. Operating with one of lowest energy prices at $0.047/kw hour (SRPe63 plan) allows True Harvest to be able to deliver one of the market’s optimal costs per pound. Current flower production is approximately 735 pounds per month. Cooling capacity allows for substantial growth and reduction of risk in the summer season. True Harvest also has the potential to substantially expand its cultivation footprint within the existing 4301 West Buckeye Road footprint.

The business operates with 50 strains in its library, with more than 20 strains in current rotation.

True Harvest utilizes a third party’s proprietary operating procedures, process and syfbackstems (“SOPs”) to manage the employees and overall facility. Which enable True Harvest to provide high quality products and services at a lower cost. In the cultivation facilities, these systems include programmed irrigation, HVAC, rolling tables, floor drains, specific nutrient schedules, efficient manicuring, and trellising for plant support. The SOPs include efficient facility design and seed to sale tracking software. True Harvest also employs systems for receiving and sending products through the inventory management operating systems. Specific documentation regarding policies, procedures, consumer education, employee education, compliance regulations, and security is provided by extensive training and manuals onsite.

Current Market and Regulatory Compliance

Arizona legalized medical marijuana in 2010, and has since issued 130 vertically integrated licenses across the state. Each license allows for the operation of one dispensary, one onsite grow and one off-site grow, with no cap on production. The market is populated with a number of public and private MSOs as well as local operators, including CopperState Farms, the largest cultivator in the state with 44 acres of greenhouse grow. Adult recreational cannabis was approved in the November 2020 elections and has been implemented in Arizona as of January 2021. This created an additional 130 licenses being made available to current medical license holders with certain financial considerations. The market has expanded significantly since the legalization of medical marijuana, with 2020 revenues state-wide anticipated at $770M-$910M, based on a registered medical patient count of 287,715 (Q3 2020 AZDH) representing approximately 3.90% of the state’s adult population.

True Harvest operates under a sub-license to an existing Arizona Medical Marijauna Act (“AMMA”)-licensed operator, and under its own state-issued Approval To Operate (“ATO”) license.

In November 2020, Arizona Senate Bill 1494 went into effect, requiring all cannabis and cannabis-related products to be tested for microbial contamination, heavy metals, pesticides, herbicides, fungicides, growth regulators, and residual solvents. True Harvest began full panel testing on all products in July of 2020 and has yet to divert, reprocess, or discard any production as a result of testing.

True Harvest has managed through this period of increased regulatory scrutiny with a positive inspection report in 2020, demonstrating the enhancements and improvements that the operation has made to meet state and local regulatory requirements.

Intellectual Property (IP)

True Harvest has intellectual property that gives it an advantage over its competitors. True Harvest’s intellectual property includes production facility design, environmental conditioning including but not limited to: nutrient/ feeding schedules, extensive knowledge of strains for breeding, and specific manicuring techniques to increase yield and potency. The cultivation team includes highly trained employees with extensive experience in the cannabis industry and a wide knowledge of True Harvest’s products and strains.

Human Capital

True Harvest has 69 personnel licensed to work in its facility. A detailed employee handbook and training program ensures smooth onboarding for all new hires. All full-time employees are eligible for health benefits after a 60-day waiting period. These benefits include medical, dental, vision, and accidental coverage.

True Harvest is dedicated to the principals of equal employment opportunity in any term, condition, or privilege of employment. They hire, promote, and make assignments on the basis of employee qualifications and we do not discriminate against applicants or employees on the basis of age 40 or over, race, sex, color, national origin, sexual orientation, disability, genetic information, veteran status, or any other status protected by the state of Arizona and US federal law.

Description of Shango Holdings Inc.

Founded in 2014, Shango is a multi-state vertically integrated cannabis operator headquartered in Las Vegas, NV that focuses on limited-licensed markets in the United States. As a vertically integrated provider Shango owns cultivation, processing, and retail licenses across four state markets including Oregon, Nevada, California, and Michigan, respectively. The Shango’s mission is to offer a comprehensive range of high-end cannabis products at its stores and other select retailers. Its products contain only premium quality cannabis meticulously cultivated and refined to yield the finest and most desirable characteristics and effects. Shango’s products deliver a distinctive and fully satisfying cannabis experience that its customers expect every time. Shango defines the spirit of adventure, excitement, and fun the responsible cannabis community shares.

Nevada

Shango operates a vertically integrated recreational cannabis business with all operations located in a 72,000 square feet facility at 4380 Boulder Hwy, Las Vegas, NV where Shango sells finished flower in both the wholesale market and through a Shango retail store.

•        Cultivation:    Shango utilizes approximately 20,000 square feet for cultivation. This includes two flower rooms, each consisting of 4,500 square feet, with total production capacity of approximately 5,000 pounds per year.

•        Processing:    Shango utilizes approximately 7,500 square feet for extraction and processing, which includes an extraction lab and production kitchen. Shango extracts various cannabinoid oils from the biomass it cultivates and use that extracted oil to manufacture various products for both the wholesale market and Shango’s retail store.

•        Retail:    Shango’s Las Vegas facility also houses its 5,000 square foot retail store. This retail store sells Shango flower, extracts, and infused products; as well as third party products and accessories.

Oregon

Shango operates two cultivation facilities in Oregon where cannabis is grown and processed into dried flower for retail sale, both on a wholesale level and through a retail store.

•        Cultivation:    Shango’s Boring, OR facility operates 7,200 square feet of indoor cultivation, with a capacity to produce approximately 1,800 pounds per year. The facility in Boring is located on 20 acres and, with current licenses, can expand to 30,000 square feet of outdoor cultivation capacity. The Portland, OR facility is approximately 9,400 square feet, with a capacity to produce approximately 2,500 pounds per year. Shango also conducts research and development via a plant breeding operation at both cultivation centers in Oregon.

•        Retail:    Shango’s 1,800 square foot retail store is located in downtown Portland at 8056 SE Harold St. The store offers its own brand of flower as well as third party concentrates, infused products, and accessories. Shango also has a license for a second retail store and is in the process of gaining the necessary approvals for opening this store and expects to begin retail operations in the second half of FY2021.

California

California represents the largest state market in the United States, by a significant margin. Due to the regulatory structure in CA, all distribution of cannabis products is carried out by third party distribution companies.

•        Distribution:    Shango is currently constructing a distribution facility out of a 12,000 square foot space at 11875 Pigeon Pass Rd, Moreno Valley, CA. The location will distribute flower, concentrates, and infused products produced by other licensed cannabis enterprises to other retailers throughout the state of CA. Construction is expected to be completed in 2021.

•        Retail:    within the same facility as the distribution business, Shango operates a state-of-the-art 5,000 square foot recreational cannabis retail dispensary. The dispensary sells recreational cannabis products and accessories, plus a full line of Shango signature products.

Michigan

Shango operates a vertically integrated cannabis business with a cultivation facility, three retail dispensaries, and an extraction and processing business.

•        Cultivation:    Shango is finalizing the construction of a cultivation facility in a 25,000 square foot building in Bay City, MI. This facility will have four flower rooms, each totaling 4,000 square feet. Total production capacity will be approximately 10,000 pounds per year. The facility sits on a 5-acre lot, allowing for significant expansion.

•        Retail:    Shango currently operates three recreational and medical cannabis retail stores: Hazel Park (4,700 square feet), Lapeer (1,100 square feet), and Bay City (2,800 square feet). All the stores combine state-of-the-art interior planning and high-end finishes with advanced ordering technology, customer education, and customer service. The stores sell Shango branded products plus third-party products.

•        Processing:    The Hazel Park facility also has an extraction and processing business where Shango produces cannabinoid extracts and infused products under the Shango brand, as well as toll-processing and distribution for third parties.

Description of Futureworks d/b/a The Health Center

Futureworks d/b/a The Health Center is a woman-owned, vertically integrated marijuana company operating in Colorado. Through various subsidiaries, the Company owns and operates retail marijuana businesses, including cultivations, an infused products manufacturer (or “MIP”) and retail stores. The Company holds licenses and operates a recreational cultivation, two recreational/medical co-located cultivations, three recreational retail stores, two medical centers, (two retail stores and medical centers are located in the same premises or are “co-located” and are commonly referred to as “dispensaries”) and a recreational and medical MIP facility. The licenses are held by subsidiaries of the Company and reside at six different locations in Denver and one recreational retail store located in Boulder, Colorado.

Background

THC was formed as a Colorado limited liability company in 2010. In 2012, the Company began operating in the marijuana industry, shortly following Colorado’s passage of Amendment 64. The Company began operating through the acquisition of three state issued marijuana licenses. THC is known for producing and delivering high quality marijuana products to its customers. Through vertical integration, THC is intimately aware of marijuana at all stages of its process which aids in their ability to focus on customers and providing them with a professional, high quality product, grown and manufactured using ethical growth practices. THC strives to provide high quality product while maintaining strict compliance with state and local regulations. The Company and each of its subsidiaries have been operational throughout the course of its business and have not experienced any bankruptcies. In 2016, the Company effected a corporate reorganization which consolidated ownership of each license, whereby the entities holding each license became a wholly-owned subsidiary of the Company.

Acquisitions

Since operations began, in 2012, with the acquisition of two dispensaries and one 5,000 square foot cultivation facility located in Denver, the Company has continued to responsibly grow within the Colorado marijuana market. The Company’s expansion has been a three-fold strategy including applying for licenses directly from local marijuana authorities, purchasing previously issued licenses from operators looking to sell and expanding current operating facilities. In 2013, the company acquired an additional 16,500 square foot cultivation facility increasing cultivation square footage to 21,500. In 2014, a major renovation at one of the retail locations increased square footage by 1,500 square feet and dramatically improved the store aesthetics and efficiency. In 2015, the company expanded one of their cultivation licenses to a new 38,000 square foot cultivation facility to allow for additional plant count. This expansion increased cultivation space from 21,500 square feet to its current 60,000 square feet. In 2016, the MIP license was acquired but did not become fully operational until February 2021. In 2018, the Company acquired the recreational store located in Boulder Colorado. Each acquisition was funded through ongoing operations of current facilities and capital contributions made by the owner of the company at the time. In addition to operating licensed retail marijuana businesses, the Company has ancillary arrangements with several marijuana operators, including licensing agreements for intellectual property, manufacturing and service agreements.

Description of the Business

Compliance

The marijuana industry in Colorado is a dual-license, highly regulated system. Not only are marijuana businesses subject to state level regulations but each is also subject to local jurisdiction licensing, rules and regulations, requiring industry participants to create a very sophisticated compliance program. Failure to comply with all required rules and regulations may result in the suspension or revocation of a license, which would mean an end to that portion of THC’s business.

The Company’s seven facilities are in strict compliance with the State of Colorado Marijuana Enforcement Division (“MED”) as well as the local licensing authorities located in the City of Denver, and the City of Boulder. Each of the required licenses is, and has been in good standing with licensing authorities, including all state and local authorities. THC believes maintaining a great working relationship with both local and state marijuana authorities is critical to a successful business in this highly regulated industry. As such, THC was proud to be featured in the MED’s handbook, where one of their retail locations was used as a model for compliant operations. Further, THC opened one of their cultivation facilities to the MED to conduct investigative training for MED inspectors.

THC utilizes a highly advanced operational system of procedures (“SOPs”) focused on quality control, seed-to-sale tracking, sampling, testing, data analysis, packaging, storage, employee training and transport. Specific documentation regarding policies, procedures, consumer education, employee education, compliance regulations, and security is provided by extensive training and onsite manuals. The implementation and continued improvement of these

SOPs allows THC to produce and sell high-quality products to their customers. THC’s products consistently receive outstanding ratings in local industry publications and reviews for their market distinction based on professionalism, quality, and price.

In addition to the SOPs, THC has developed operational systems that facilitate the ability to provide fully compliant, high quality products and services at a lower cost than many competitors. In THC cultivation facilities these systems include irrigation, rolling tables, floor drains, specific nutrient schedules, efficient manicuring, and trellising for plant support. The cultivation facilities have also developed a smell mitigation system by adding negative pressure to the building along with carbon filters through the return air ducts. This constantly filters the HVAC air systems and has proven to be an effective form of odor control. In THC retail locations, these systems include efficient facility design, numerous point of sale stations for transaction ease, seed-to-sale tracking software, detailed systems for receiving and sending products through Biotrack and Metrc inventory operating systems.

Financial Highlights

THC is somewhat diversified within the marijuana industry, having facilities that cultivate, manufacture and sell marijuana flower and products. However, THC generates the majority of their revenue through the sale of marijuana to consumers through their dispensaries. THC further generates revenue from the wholesale of marijuana flower and concentrates from their cultivations to third-party marijuana businesses. In 2021, THC began expanding their manufacturing products to sell to third parties which they expect to generate revenue. THC earns very modest revenue from other activities including services provided and licensing agreements.

Intellectual Property

Due to federal law prohibiting the cultivation, manufacturing and sale of marijuana, federal trademarks and patent protection is generally not available to participants in the marijuana industry. THC holds a U.S. federal trademark for their brand “NUHI”. Further, THC has taken appropriate steps to protect its intellectual property at the state level. THC holds state trademarks for “NUHI”, “NUHI & DESIGN” and state trade name registrations for “The Health Center” and “Doobz”. THC further operates utilizing its industry know-how including production facility design, environmental conditioning, nutrient/feeding schedules, extensive knowledge of strains for breeding, and specific manicuring techniques to increase yield and potency.

Retail

The Company has three retail locations, two in Denver and one in Boulder. The Denver stores both have medical and recreational marijuana dispensaries, while the Boulder location is only recreational marijuana. The products offered in the retail marijuana locations are products and flower cultivated and manufactured by THC along with third-party products. The dispensaries have a rotating inventory of around 70 strains of flower, marijuana concentrates, tinctures, edibles, and various products and accessories. THC takes extra care to provide a top of the line retail experience for customers. All customers are greeted by a budtender who provides a concierge-type engagement to discuss the customers preferences along with explanations of the different products THC has to offer. This individualized experience has proven to be advantageous for THC and the customer as it has created on-going customer relationships and increased customer retention. All three locations are in highly travelled, convenient locations including one near the major highway in Denver, and the other two in the center of their respective cities, which attracts new customers into the stores.

Cultivation

THC has 58,500 square feet of cultivation space across three separate facilities, two medical and recreational “co-located” spaces, along with a third solely recreational cultivation. All the cultivation space is indoor, allowing the Company to grow in organic conditions under ideal climate control and without the use of pesticides or fertilizers. THC grows and sells high-grade marijuana, with exclusive strains, using a soil-less media with a high-end liquid nutrient line. The cultivation system is rooted in twenty plus years of horticultural research and refinement. The Company’s products are ethically grown, hand trimmed, and 100% local. All finished product is laboratory tested for potency by a state certified lab. Each of THC’s three facilities has recently been CDA tested and approved.

THC has a state of the art 38,500 square foot cultivation facility. It has the production capacity to supply large quantities of flower into the Colorado wholesale market, THC MIPs and for sale through THC’s dispensaries. The facility holds a Tier 4 license allowing for the cultivation of 10,200 recreational plants as well as 930 medical plants. The current annual production output for this facility is 9,000 lbs. of marijuana flower and 4,200 lbs. of marijuana trim, with monthly harvests averaging 750lbs of marijuana flower and 350lbs of marijuana trim. The second cultivation is a 16,500 square foot facility with a production capacity to supply flower into the wholesale market, THC’s MIPs and THC dispensaries. The facility holds a Tier 2 license allowing for the cultivation of 3,600 recreational plants as well as 500 medical plants. The current annual production output is 2,000lbs of marijuana flower and 1,000lbs of marijuana trim, with monthly harvests averaging 170lbs of marijuana flower and 85lbs of marijuana trim per month. The last cultivation is a 5,000 square foot facility with the ability to cultivate 1,800 recreational plants. The current annual production output for this facility is 720lbs of marijuana flower and 300lbs of marijuana trim, with monthly harvests averaging 60lbs of marijuana flower and 25lbs of marijuana trim.

Manufacturing

THC’s infused products manufacturing facility is a 7,800 square foot state of the art facility for the manufacturing of concentrates and infused products. The facility opened in February 2021. This location produces marijuana cultivated by THC and provides third party processing and white label services. As the manufacturing facility increases its production capacity, THC expects the manufacturing to bring in revenue through third party manufacturing or licensing agreements with well-known brands.

Sources and Availability of Raw Materials

Due to federal and state restrictions, all marijuana must be cultivated, manufactured, and ultimately sold within the state of Colorado. THC is a vertically integrated marijuana business and operates as the supplier, manufacturer, and seller of many of their products. As such, THC is somewhat self-sustainable regarding flower and products it manufactures and sells in its dispensaries. THC cultivates its own marijuana however THC also purchases flower and products from other industry participants and any changes in wholesale supply and demand of marijuana will impact THC. THC may adjust its operations based on the availability of marijuana. It may make fiscal sense to sell more marijuana flower to other operators instead of manufacturing or selling in THC dispensaries, if there is a shortage of marijuana flower in the Colorado market.

Employees

THC currently employs approximately 150 full-time and part-time employees at their various facilities and administrative locations. Given the highly regulated industry, the training of employees is critical to the ongoing success of the business. Our employees are given intense training manuals and SOPs along with in-person training to ensure they are well aware of the Company’s operations and all required compliance. An employee not maintaining compliance with any SOP or rule or regulation can have a significant impact on THC’s license.

Competition

The marijuana industry is highly competitive especially in the local markets THC operates in Colorado. THC competes with other marijuana businesses as well as more traditional products, such as alcohol. The City of Boulder and the City of Denver have restricted the issuance of new licenses in their localities by moratoriums or caps making operations extremely competitive. With the advancement of marijuana legalization throughout the United States, the Colorado market is seeing an influx of multi-state operators, and their resources, come into the state increasing competition on price, brand recognition and distribution strength. In addition, the small, boutique businesses that founded the Colorado marijuana industry are increasingly becoming more sophisticated increasing the competition on quality of product and innovations of new product.

Seasonality

Given THC cultivates their marijuana indoors, THC is not dependent on different seasons for weather. Throughout the year, the marijuana market is generally stable, although some influx of sales is generally seen in early-Q2 and remains stable through the end of each year.

Government Regulation

Marijuana companies operate in a highly regulated industry. THC is subject to the laws and regulations in the states and local jurisdictions in which they operate, and such laws vary by each local jurisdiction. THC is subject to not only marijuana specific-regulations but also laws regarding general business practices, such as environmental laws and regulations. Regulations generally include restrictions on time, place, and manner of growing, producing and selling marijuana but also extensive regulations regarding pollutions, water usage, packaging and labeling, distribution methods and relationships, pricing, sales promotions, advertising and public relations. THC is also subject to ongoing reporting requirements including renewals, modifications of premises for each license and changes in financing, officers, directors, ownership or control. THC complies with all applicable governmental laws and regulations in the state of Colorado (including the applicable licensing requirements), with the exception of the U.S. federal prohibition of marijuana.

Simplified Pre-Closing Organizational Structure:

The diagrams below depict simplified versions of the current organizational structures of Greenrose and each of the Target Businesses, respectively.

Sponsor and Underwriter
Public Shareholders
Greenrose Acquisition Corp.
GNRS CT Merger Sub, LLC
True Harvest Holdings, Inc.
GNRS NV Merger Sub, Inc.
Futureworks Holdings, Inc.

Theraplant

Theraplant members
Theraplant
LLC
[subsidiary]

True Harvest

True Harvest
members
True Harvest
LLC

Shango

Shango shareholders
*Shango Holdings Inc.
*Shango Worldwide Inc.
Rexroad Marquis Corporation

Futureworks

Futureworks members
Futureworks LLC
Operating subsidiaries

____________

*        Shango Holdings Inc. and Shango Worldwide Inc. represent holding companies without any operating activity.

Simplified Post-Closing Structure

The following diagram, which assumes that there are no Redemptions by the Company’s current public stockholders in connection with the Business Combinations, illustrates the ownership structure of the Post-Combinations Company immediately following the consummation of all of the Business Combinations, without accounting for any shares of Greenrose that may be issued to either the shareholders of Shango or the members of Futureworks as earnout payments:

The Extension Amendment Proposal (Proposal No. 1)

The stockholders of the Company will vote on a proposal to amend the Company’s existing Amended and Restated Certificate of Incorporation to extend the date by which the Company may consummate a business combination from August 13, 2021 to the Extended Date of November 30, 2021; a copy of the proposed amendment to the Amended and Restated Certificate of Incorporation of the Company to effectuate the Extension is attached to this proxy statement as Annex A. The Company has entered into each of the Business Combination Agreements.

Based on required regulatory approvals for license transfers for each Target Business and their respective anticipated regulatory review periods, Greenrose anticipates it is most probable that the acquisition of Theraplant and True Harvest will enable Greenrose to complete the Qualified Business Transaction in compliance with the 80% fair market value test most expeditiously.

The Board has determined that it is in the best interests of our stockholders to extend the date by which the Company may consummate the Qualified Business Combinations to the Extended Date.

The Business Combinations Proposal (Proposal 2)

The stockholders of the Company will vote on a proposal to approve and adopt the Business Combination Agreements and the Business Combinations.

While it is the Company’s present intention to complete each of the four Business Combinations, due to the expected timing of certain regulatory approvals by the applicable state regulatory authorities, it is likely that the Company will complete each of the Theraplant Business Combination and the True Harvest Business Combination prior to the time at which the Company will complete the Shango Business Combination and the Futureworks Business Combination.

After consideration of the factors identified and discussed in the section entitled “Proposal No. 2 — The Business Combinations Proposal — Greenrose’s Board of Directors’ Reasons for Approval of the Business Combination,” our Board concluded that the completion of the Theraplant Business Combination together with the completion of the True Harvest Business Combination would constitute a Qualified Business Combination meeting all of the requirements disclosed in the prospectus for the IPO, including that Theraplant and True Harvest, taken together, have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the amount of deferred underwriting commissions held in trust) at the time of the execution of the Business Combination Agreements.

See the section entitled “Proposal No. 2 — The Business Combinations Proposal — Structure of the Business Combinations” for more information.

Theraplant Merger Consideration

The aggregate consideration to be paid at the Closing to the former unit holders of Theraplant will be approximately $100,000,000 in cash, subject to customary purchase price adjustments, and an indemnity escrow as described more fully in the Theraplant Merger Agreement. Additionally, $700,000 of such amount will be placed into dedicated accounts controlled by the SRS and the Theraplant managing members to provide a source of funds for those parties to use in administering any claims or disputes that arise post-Closing.

True Harvest Asset Purchase Agreement Consideration

The initial consideration to be paid by TH Buyer to True Harvest for the purchased assets will be $50,000,000, payable as follows: (i) $21,750,000 in cash; (ii) an additional $25,000,000 evidenced by a senior secured promissory note bearing interest at 8% per annum, which matures on the third anniversary of the Closing of the asset purchase, and which is secured by the purchased assets pursuant to the terms of a security agreement between TH Buyer and True Harvest; and (iii) the assumption by TH Buyer of $3,250,000 of True Harvest’s debt.

In addition to the initial consideration amount, TH Buyer may be required to pay an earnout payment to True Harvest of up to a maximum of $35,000,000 (plus interest, as described below) contingent on the True Harvest business attaining, within thirty-six (36) months after the Closing Date of the asset purchase, a certain price per pound of flower as compared to total flower production, irrespective of the final form in which such flower is sold. The earnout payment, if any, would be evidenced by a secured promissory note which would bear interest at an annual rate of 8% per annum, would be payable in monthly installments over twenty-four (24) months after issuance and would also be secured by the purchased assets.

Shango Merger Consideration and Related Agreements

Subject to the terms of the Shango Merger Agreement, the initial consideration to be paid at Closing of the Shango Business Combination to Shango’s stockholders will be approximately $40,000,000, payable as follows: (i) $31,000,000 in cash, (ii) the assumption of up to $9,000,000 of Shango’s liabilities, and (iii) an amount of cash equal to the shortfall between $9,000,000 and the amount of Shango liabilities actually assumed by Greenrose at Closing.

Additionally, Greenrose has agreed to commit up to $10,000,000 in cash for use for certain capital expenditures related to the Shango business, as described more fully in the Shango Merger Agreement.

In addition to the initial consideration, if the Shango business meets certain target revenues in each of Greenrose’s 2021, 2022 and 2023 fiscal years, and the Shango business has cash flow from operations of no less than $0, then, Greenrose may be required to issue to the former accredited holders of Shango’s capital stock up to such number of shares of Greenrose Common Stock equal to $65,000,000 in value (consisting of up to $20,000,000 in value of shares of Greenrose Common Stock for the 2021 fiscal year, up to $25,000,000 in value of shares of Greenrose Common Stock for the 2022 fiscal year and up to $20,000,000 in value of shares of Greenrose Common Stock for the 2023 fiscal year), divided by the Greenrose Common Stock price, which is calculated based upon the volume weighted average price per share of Greenrose Common Stock (rounded down to the nearest cent) on Nasdaq, or such other exchange or market on which Greenrose Common Stock is then listed or quoted on, for the ten (10) consecutive trading days ending on (and including) the last full trading day immediately prior to, as applicable, (1) the 2021 Milestone Payment Date, (2) the 2022 Milestone Payment Date, or (3) the 2023 Milestone Payment Date, as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed by Greenrose and Shango. The 2021 Milestone Payment Date, 2022 Milestone Payment Date and 2023 Milestone Payment date are dates within 60 days of the end of Greenrose’s 2021 fiscal year, 2022 fiscal year and 2023 fiscal year, respectively. The Shango Merger Agreement provides that if any portion of such additional consideration is not fully earned in either 2021 or 2022, such portion of such additional consideration may be earned in subsequent years through 2023. Additionally, the additional consideration may be subject to acceleration as further set forth in the Shango Merger Agreement

In connection with the Closing, each of Shango’s stockholders will be required to enter into a Lock-Up Agreement pursuant to which they will agree, subject to certain exceptions, for a period of six months after the applicable Milestone Payment Date, (i) not to lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Greenrose Common Stock, (ii) enter into any swap or other arrangement that transfers to another party, in whole or in part, any of the economic consequences of ownership of the Greenrose Common Stock, or (iii) publicly disclose the intention to do any of the foregoing, with respect to any shares of Greenrose Common Stock received by such Shango stockholder as part of the additional consideration.

In connection with the Closing, Greenrose will enter into a Registration Rights Agreement with each of Shango’s stockholders pursuant to which Greenrose agrees that, after the expiration of the applicable lock-up period set forth in the Shango Lock-Up Agreement, at the request of the Majority Holders (as defined in the Shango Registration Rights Agreement), Greenrose will file a registration statement with the SEC covering the resale of the Registrable Securities (as defined in the Shango Registration Rights Agreement) requested to be included in such registration statement, and Greenrose shall use its reasonable best efforts to have such resale registration statement declared effective as soon as reasonably practicable after the filing thereof. Additionally, the Holders (as defined in the Shango Registration Rights Agreement) will be entitled to piggyback registration rights.

Futureworks Merger Consideration and Related Agreements

The value of the initial merger consideration to be paid at Closing to the holders of Futureworks ownership interests pursuant to the Futureworks Merger Agreement will be: (i) $17,500,000 in cash, plus (ii) such number of shares of Greenrose Common Stock equal to $15,000,000 in value, calculated based upon the volume weighted average price per share of Greenrose Common Stock (rounded down to the nearest cent) on the Nasdaq or such other market on which Greenrose stock is then quoted for the twenty (20) consecutive trading days ending on (and including) the last full trading day immediately prior to, (i) the Closing Date, (ii) March 31, 2022, or (iii) such date as such shares of Common Stock are required to be issued, as applicable (the “Futureworks Merger Consideration Price”), as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed by Greenrose and Futureworks, provided that the stock price for the shares of Greenrose Common Stock to be issued on the Closing Date shall be subject to a minimum price of $12.00 per share of Greenrose Common Stock and a maximum price of $15.00 per share of Greenrose common stock, subject to customary purchase price adjustments, and indemnity escrow, as described more fully in the Futureworks Merger Agreement.

In addition to the initial consideration, and subject to Futureworks’ business meeting the Earnout Threshold (as defined in the Futureworks Merger Agreement) then, Greenrose may be required to issue to Futureworks’ members up to such number of shares of Greenrose Common Stock equal to $10,000,000 in value, calculated based on the applicable Futureworks Merger Consideration Price.

In connection with the Closing, each of Futureworks’ members will be required to enter into a Lock-Up Agreement pursuant to which they will agree, subject to certain exceptions, for a period of six (6) months after the Closing Date, (i) not to lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Greenrose Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Greenrose Common Stock, or (iii) publicly disclose the intention to do any of the foregoing, with respect to any shares of Greenrose Common Stock received by such Futureworks’ member as part of the merger consideration.

In connection with the Closing, Greenrose will enter into a registration rights agreement with each of Futureworks’ members pursuant to which Greenrose agrees that, after the expiration of the lock-up period set forth in the Futureworks Lock-Up Agreements, at the request of the Majority Holders (as defined in the Futureworks’ Registration Rights Agreement), Greenrose will file a registration statement with the SEC covering the resale of the Registrable Securities (as defined in the Futureworks registration rights agreement) requested to be included in such registration statement, and Greenrose shall use its reasonable best efforts to have the Futureworks resale registration statement declared effective as soon as reasonably practicable after the filing thereof. Additionally, the Holders (as defined in the Futureworks registration rights agreement) will be entitled to piggyback registration rights.

For more information about the transactions contemplated by the Business Combination Agreements, please see the section entitled “Proposal No. 2 — Approval of the Business Combinations.” A copy of all four of the Business Combination Agreements are attached to this proxy statement as Annexes B – E, respectively.

The PIPE Financing

In addition, Greenrose is seeking to raise the PIPE Financing in connection with which Greenrose will enter into separate subscription agreements in the form attached to this proxy statement as Annex J (the “Subscription Agreements”) with certain institutional investors (the “PIPE Investors”), pursuant to which the PIPE Investors agree to: (i) purchase, immediately prior to the closing of the Qualified Business Combination, an aggregate of [________] shares of Greenrose common stock at a purchase price of $[________] per share and (ii) debt securities of Greenrose in an aggregate amount of $[________], comprised of senior secured debt and convertible debt (collectively, the “PIPE Financing”). The purpose of the PIPE Financing is to ensure that Greenrose has sufficient funds to complete the Business Combinations and sufficient capital for use by the Post-Combinations Company following the closing. The shares of Common Stock to be issued in the PIPE Financing will not have been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

See the sections entitled “The Business Combinations Proposal — Related Agreements — Subscription Agreements for PIPE Transaction”, “The PIPE Proposal” and “Certain Relationships and Related Person Transactions — Greenrose Related Person Transactions — Subscription Agreements.”

Conditions to Closing of each of the Business Combinations and Termination of each of the Business Combination Agreements

The Theraplant Business Combination

Under the Theraplant Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Theraplant Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Theraplant Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the approval and adoption of the Theraplant Merger Agreement and transactions contemplated thereby by Theraplant’s members owning at least 66.7% of Theraplant’s units entitled to vote; (iii) the absence of a material adverse effect since the date of the Theraplant Merger Agreement; and (iv) material compliance by the parties with their respective pre-closing and closing obligations and the accuracy of each party’s representations and warranties in the Theraplant Merger Agreement, in each case subject to the certain materiality standards contained in the Theraplant Merger Agreement.

The Theraplant Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Theraplant; (ii) by Greenrose or Theraplant if any law or order is enacted, promulgated or issued or deemed applicable to the Theraplant Merger by any governmental authority that would make consummation of the Theraplant Merger illegal, other than federal cannabis laws; (iii) by Greenrose or Theraplant if the Closing has not occurred by August 13, 2021; (iv) by Greenrose or Theraplant if, after giving effect to the completion of the redemption and any financings undertaken by Greenrose in connection with the Closing, Greenrose shall have net tangible assets of less than $120,000,000; or (v) by Greenrose, on the one hand, or Theraplant, on the other hand, as a result of certain breaches by the counterparties to the Theraplant Merger Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(v), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Theraplant Merger Agreement.

The True Harvest Business Combination

Under the Asset Purchase Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the asset purchase are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Asset Purchase Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the absence of a material adverse effect since the date of the Asset Purchase Agreement; (iii) after giving effect to the completion of the redemption and any financings undertaken by Greenrose in connection with the Closing of the asset purchase, Greenrose shall have net tangible assets of no less than $70,000,000, and (iv) material compliance by the parties with their respective pre-closing and closing obligations and the accuracy of each party’s representations and warranties in the Asset Purchase Agreement, in each case subject to the certain materiality standards contained in the Asset Purchase Agreement.

The Asset Purchase Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of TH Buyer and True Harvest; (ii) by TH Buyer or True Harvest if there shall be any law or order enacted that makes consummation of the transactions contemplated by the Asset Purchase Agreement illegal or otherwise prohibited, other than federal cannabis laws, or any governmental authority shall have issued an injunction, restraining order, or other order restraining the transactions contemplated by the Asset Purchase Agreement; (iii) by TH Buyer or True Harvest if the Closing has not occurred by August 31, 2021; or (v) by TH Buyer, on the one hand, or True Harvest, on the other hand, as a result of certain breaches by the counterparties to the Asset Purchase Agreement that remain uncured after any applicable cure period; provided, in each case of (iii)-(iv), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Asset Purchase Agreement.

The Shango Business Combination

Under the Shango Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Shango Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Shango Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the stockholders of Greenrose; (ii) if required, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino

Antitrust Improvements Act of 1976, as amended; (iii) the absence of a material adverse effect since the date of the Shango Merger Agreement; and (iv) material compliance by the parties with their respective pre-closing and closing obligations and the accuracy of each party’s representations and warranties in the Shango Merger Agreement, in each case subject to the certain materiality standards contained in the Shango Merger Agreement.

The Shango Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Shango; (ii) by Greenrose or Shango if any law or order is enacted, promulgated or issued or deemed applicable to the Shango Merger by any governmental authority that would make consummation of the Shango Merger illegal, other than federal cannabis laws; (iii) by Greenrose or Shango if the Closing has not occurred by August 31, 2021; or (iv) by Greenrose, on the one hand, or Shango, on the other hand, as a result of certain breaches by the counterparties to the Shango Merger Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(iv), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Shango Merger Agreement.

The Futureworks Business Combination

Under the Futureworks Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Futureworks Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Futureworks Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the absence of a material adverse effect since the date of the Futureworks Merger Agreement; and (iii) material compliance by the parties with their respective pre-closing and closing obligations and the accuracy of each party’s representations and warranties in the Futureworks Merger Agreement, in each case subject to the certain materiality standards contained in the Futureworks Merger Agreement.

The Futureworks Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Futureworks; (ii) by Greenrose or Futureworks if any applicable law or order is enacted, promulgated or issued or deemed applicable to the Futureworks Merger by any governmental authority that would make consummation of the Futureworks Merger illegal; provided, however, that the violation of any federal cannabis laws shall not be deemed to make consummation of the Futureworks Merger illegal; (iii) by Greenrose or Futureworks if the effective time of the merger has not occurred within twelve (12) months from the date of the Futureworks Merger Agreement; or (iv) by Greenrose, on the one hand, or Futureworks, on the other hand, as a result of certain breaches by the counterparties to the Futureworks Merger Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(iv), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Futureworks Merger Agreement.

No Delaware Appraisal Rights

Appraisal rights are statutory rights under the DGCL that enable stockholders who object to certain extraordinary transactions to demand that the corporation pay such stockholders the fair value of their shares instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. However, appraisal rights are not available in all circumstances. Appraisal rights are not available to Greenrose stockholders in connection with the Business Combinations under Delaware law.

Impact of Business Combinations on Greenrose’s Balance Sheet and Capitalization

Assuming (i) the Closing of the PIPE Financing described above, and assuming (ii) the Closing of the Qualified Business Combinations only, and (iii) no Redemptions, then immediately after the Closing of the Qualified Business Combination, the Company will have: (a) net tangible assets equal to approximately $[_____________________], (b) issued [_______________] shares of Common Stock to the PIPE Investors, (c) issued or assumed debt in the aggregate principal amount of $[_________________], and (d) become obligated to issue $[__________] in debt in the event of the full achievement of the earnout milestones set forth in the Asset Purchase Agreement.

Based on the assumptions in the preceding paragraph, immediately after the Closing of the Qualified Business Combination: (i) Greenrose’s stockholders (excluding the Sponsor) will hold approximately [__]% of the issued and outstanding Common Stock, (ii) the Sponsor will hold approximately [__]% of the issued and outstanding Common Stock, and (iii) the PIPE Investors will hold approximately [__]% of the issued and outstanding Common Stock.

Assuming the closing of the PIPE Financing described in the preceding bullet, and assuming (i) the Closing of all four Business Combinations, and (ii) no holder of Greenrose’s public shares exercises redemption rights, then immediately after the Closing of the last to close of the Business Combinations, Greenrose will have net tangible assets equal to approximately $_____________________, and Greenrose will have: (a) issued ________ shares of Common Stock to the PIPE Investors, (b) issued an additional ____________ shares of Common Stock to the former equity holders of __________ (c) become obligated to issue an additional ______________ shares of Greenrose Common Stock upon satisfaction of the earnout milestones set forth in the Shango Merger Agreement and Futureworks Merger Agreement, (d) issued or assumed debt in the aggregate principal amount of $_________________ , (e) become obligated to issue debt in the aggregate principal amount of $___________, assuming the full achievement of the earnout milestones set forth in the Asset Purchase Agreement and (f) become obligated to expend up to $10,000,000 on certain capital expenses in accordance with the Shango Merger Agreement.

Based on the assumptions in the preceding paragraph, immediately after the Closing of the last Business Combination: (i) Greenrose’s former stockholders (excluding the Sponsor) will hold approximately __% of the issued and outstanding Greenrose Common Stock, (ii) the Sponsor will hold approximately __% of the issued and outstanding Greenrose Common Stock, (iii) the PIPE Investors will hold approximately __% of the issued and outstanding Greenrose Common Stock, and (iv) the former equity holders of Shango and Futureworks will hold approximately __% of the issued and outstanding Greenrose Common Stock (excluding the shares that may become issuable upon the achievement of the earnout milestones set forth in the Shango Merger Agreement and Futureworks Merger Agreement). Assuming Closing of the Theraplant and True Harvest Business Combination Agreements in accordance with their respective terms and conditions, no Greenrose Common Stock will be owned by the owners of Theraplant or True Harvest.

See the section entitled “Proposal No. 2 — The Business Combinations Proposal.

Board of Directors of the Company Following the Business Combinations

Upon the Closing, and if the Director Election Proposal is approved by the stockholders of Greenrose, the board of directors of the Post-Combinations Company will consist of members of the Greenrose Board as of immediately prior to the Closing. See the sections entitled “Proposal No. 6 — Election of Directors to the Board of Directors” and “Management after the Business Combination” for additional information.

Additional Matters Being Voted On

In addition to voting on the Extension Amendment Proposal and the Business Combinations Proposal, the stockholders of Greenrose will vote on the following proposals:

The Nasdaq Proposal (Proposal No. 3)

The stockholders of Greenrose will vote on a proposal to approve the issuance of an aggregate of [_________] shares of Common Stock to the former equity holders of each Shango and Futureworks and an aggregate of [________________] shares of Common Stock in the PIPE Financing, the closing of which is subject to certain conditions, including, among other things, the Closing of the Qualified Business Combination. See the section entitled “Proposal No. 3 — The Nasdaq Proposal” for more information.

The Charter Proposals (Proposal Nos. 4A, 4B, 4C and 4D)

The stockholders of Greenrose will vote upon separate proposals to amend and restate Greenrose’s existing Amended and Restated Certificate of Incorporation and to restate it with Proposed Charter, which amendments would:

•        increase the number of shares of Common Stock, par value $0.0001 per share, that Greenrose is authorized to issue from 70,000,000 to [150,000,000];

•        include a provision to allow for the redemption of Greenrose Common Stock from stockholders who are deemed “Unsuitable Persons” according to applicable regulations, such that Greenrose would be ineligible to obtain a cannabis license;

•        change the stockholder vote required to amend certain provisions contained in the Proposed Charter from 65% to 50%; and

•        change the name of the Company from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.”

See the sections entitled “The Charter Proposals” for more information. A copy of the form of the Proposed Charter is attached hereto as Annex F.

The Accountant Proposal (Proposal No. 5)

The stockholders of Greenrose will vote upon a proposal to ratify the change of the Company’s independent registered public accounting firm from Marcum LLP to Macias Gini & O’Connell, LLP for the fiscal year ending December 31, 2021. See the section entitled “Proposal No. 5 — The Accountant Proposal” for more information

The Director Election Proposal (Proposal No. 6)

The stockholders of the Company will vote upon a proposal to re-elect two Class A Directors, Steven Cummings and John Falcon, to serve as members of the Company’s Board for three-year terms expiring at the Company’s 2024 annual meeting of stockholders, or upon their earlier resignation or removal. See the Section entitled “Proposal No. 6 — The Director Election Proposal” for more information.

The Incentive Plan Proposal (Proposal No. 7)

The stockholders of Greenrose will vote on a proposal to approve the Incentive Plan, including with respect to the authorization of the initial share reserve under the Incentive Plan and the number of shares that may be issued pursuant to the exercise of incentive stock options granted. The Incentive Plan will initially reserve up to [15% of Greenrose’s issued and outstanding shares upon completion of the PIPE Financing] shares of Company Common Stock for future issuance in accordance with the Incentive Plan’s terms, subject to certain adjustments. The purpose of the Incentive Plan is to provide the Company’s and its subsidiaries’ officers, directors, employees and consultants who, by their position, ability and diligence are able to make important contributions to the Company’s growth and profitability, with an incentive to assist the Company in achieving its long-term corporate objectives, to attract and retain directors, executive officers and other employees of outstanding competence, to provide such persons with an opportunity to acquire an equity interest in the Company and to further align the interests of such persons with the interests of the Company’s stockholders. A copy of the Incentive Plan is attached to this proxy statement as Annex G. You are encouraged to read the proposed Incentive Plan in its entirety. See the section entitled “Proposal No. 7 — The Incentive Plan Proposal” for more information.

The Adjournment Proposal (Proposal No. 8)

The stockholders of the Company will vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary (i) to ensure that any supplement or amendment to the accompanying proxy statement that the Board has determined in good faith is required by applicable law to be disclosed to the Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (ii) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (iii) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Business Combinations Proposal, the Nasdaq Proposal, the Charter Proposals, the Accountant Proposal, the Director Election Proposal or the Incentive Plan Proposal. See the Section entitled the “Proposal No. 8 — The Adjournment Proposal” for more information.

Greenrose Sponsor, Officers and Directors; Underwriter

As of the record date for the Special Meeting, the Sponsor, of which all of the Greenrose’s officers and, other than Thomas Megale, are members, beneficially owned and is entitled to vote an aggregate of 4,532,500 shares of Common Stock, which we refer to in this proxy statement as “Sponsor Shares.” The Sponsor Shares currently constitute 20.7% of the outstanding shares of Common Stock. In addition to the Sponsor Shares, the Sponsor owns an aggregate of 1,320,000 Private Warrants, including the Private Warrants included in the Private Units that it purchased simultaneously with the consummation of the IPO and has been issued non-interest-bearing convertible promissory notes in the aggregate principal amount of $2,000,000 evidencing loans made by the Sponsor to the Company (the “Sponsor Notes”). In connection with the completion of the initial business combination, the Sponsor, at its discretion, may either cause the Company to repay the Sponsor Notes or convert the amounts due under the Sponsor Notes into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. Such units would be identical as the Private Units and such warrants would be identical to the Private Warrants.

In connection with the IPO, the Sponsor and each of the Company’s officers and directors agreed to vote their sponsor shares, as well as any Common Stock acquired in the aftermarket, in favor of any initial business combination proposal. The Sponsor and each of the Company’s officers and directors has also indicated that he, she or it intends to vote his, her or its shares in favor of all other proposals being presented at the annual meeting.

The founder’s shares are held in an escrow account maintained in New York, New York by Continental Stock Transfer & Trust Company, acting as escrow agent. Subject to certain limited exceptions, the Sponsor shares will not be transferred, assigned, sold or released from escrow (subject to certain limited exceptions) (i) with respect to 50% of such shares, for a period ending on the earlier of the one-year anniversary of the date of the consummation of our initial business combination and the date on which the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within a 30-trading day period following the consummation of our initial business combination and (ii) with respect to the remaining 50% of such shares, for a period ending on the one-year anniversary of the date of the consummation of our initial business combination, or earlier if, subsequent to our initial Business Combinations, we consummate a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. The limited exceptions include transfers, assignments or sales (i) to our or our sponsor’s officers, directors, consultants or their affiliates, (ii) to an entity’s members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) in connection with the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions.

As of the record date for the Special Meeting, the Underwriter beneficially owned and is entitled to vote an aggregate of 110,000 shares of Common Stock, which we refer to in this proxy statement as “underwriter shares.” The underwriter shares currently constitute 0.50% of the outstanding Common Stock. In addition to the underwriter shares, the Underwriter owns an aggregate of 660,000 Private Warrants, including the warrants included in the Private Units that it purchased simultaneously with the consummation of the Company’s initial public offering.

In connection with the IPO, the Company entered into an Underwriting Agreement with the Underwriter which provides for, among other things, that upon the closing of an initial business combination the Company will pay the Underwriter an amount equal to 5% of the face amount of any equity securities and 3% of the face amount of any debt sold or arranged as part of such initial business combination (exclusive of any applicable finders’ fees which might become payable). Additionally, the Company entered into a Business Combination Marketing Agreement with the Underwriter pursuant to which it engaged the Underwriter as an advisor in connection with the Business Combinations to assist the Company in holding meetings with its shareholders to discuss the potential Business Combinations and the Target Businesses’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities in connection with a business combination, assist the Company in obtaining shareholder approval for the Business Combinations and assist the Company with its press releases and public filings in connection with the Business Combinations. The Company will pay the Underwriter a cash fee for such services upon the consummation of a Business Combination in an amount equal to 4.5% of the gross proceeds of the IPO.

Accordingly, in connection with the Closing of the Qualified Business Combination the Company will pay the Underwriter a fee of approximately $[        ] and in connection with the consummation of the PIPE Financing the Company will pay the Underwriter a fee of [5% of any equity raised and 3% of any debt raised in the PIPE Financing].

Greenrose Special Meeting

Greenrose is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by its Board for use at the Special Meeting of stockholders to be held on [________], 2021 and at any adjournment or postponement thereof.

Date, Time and Place of Special Meeting

The Special Meeting is being held virtually. In light of public health concerns regarding the coronavirus (COVID-19) pandemic, the Special Meeting will be held via live webcast at https://www.[________] /2021 on [________], 2021, at 9:00 a.m. Eastern Time. The Special Meeting can be accessed by visiting https://www.[ ________] /2021, where you will be able to listen to the meeting live and vote during the meeting. Additionally, you have the option to listen to the Special Meeting by dialing +1 888-[________] (toll-free within the U.S. and Canada) or +1 [________] (outside of the U.S. and Canada, standard rates apply). The passcode for telephone access is [________]#, but please note that you cannot vote or ask questions if you choose to participate telephonically. Please note that you will only be able to access the Special Meeting by means of remote communication.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Greenrose common stock as of the close of business on [________], 2021, which is the record date for the Special Meeting. You are entitled to one vote for each share of Greenrose Common Stock that you owned as of the close of business on the record date.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly voted and counted. Company warrants do not have voting rights. On the record date, there were 21,892,500 shares of Common Stock entitled to vote at the annual meeting, of which 17,250,000 were Public Shares, 4,532,500 were Sponsor Shares and 110,000 were underwriter shares.

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of Greenrose stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the Common Stock outstanding and entitled to vote at the Special Meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum.

The holders of Sponsor shares hold approximately 20.7% of the outstanding Common Stock and the holders of underwriter shares hold approximately 0.50% of the outstanding Common Stock. Such shares will be voted in favor of the Business Combinations Proposal and are expected to be voted in favor of the other proposals presented at the Special Meeting. The proposals presented at the Special Meeting will require the following votes:

•        The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the shares of the Company Common Stock outstanding on the record date.

•        The approval of the Business Combinations Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock present and entitled to vote at the Special Meeting to approve the Business Combinations. There are currently 21,892,500 shares of Common Stock outstanding; assuming all outstanding shares are present and entitled to vote at the annual meeting to approve the Business Combinations, at least 10,946,251 shares of Common Stock must be voted in favor of the Business Combinations Proposal. The holders of Sponsor Shares own an aggregate of 4,532,500 shares of Common Stock, representing 20.7% of the outstanding Common Stock and the holders of underwriter shares own an aggregate of 110,000 shares of Common Stock, representing 0.5% of the outstanding Common Stock, and the Company anticipates they will vote in favor of the Business Combinations Proposal; as a result, only 6,303,751 Public Shares, or approximately 28.8% of the outstanding shares of our Common Stock are required to be voted in favor of the Business Combinations Proposal in order for it to be approved (assuming all outstanding shares of Common Stock are present and entitled to vote).

•        The approval of the Nasdaq Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock present and entitled to vote at the Special Meeting.

•        The approval of each of the Charter Proposals will require the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock present and entitled to vote at the Special Meeting.

•        The approval of the Accountant Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock present and entitled to vote at the Special Meeting.

•        The election of directors requires a plurality vote of the Company Common Stock present and entitled to vote at the Special Meeting. Accordingly, as this is an uncontested election, the director nominees will be elected if each of them receives at least one vote.

•        The approval of the Incentive Plan Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present and entitled to vote at the Special Meeting.

•        The approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present and entitled to vote at the Special Meeting.

Abstentions will have the same effect as a vote “against” the Extension Amendment Proposal, the Business Combinations Proposal, the Nasdaq Proposal, the Charter Proposals, the Accountant Proposal, the Incentive Plan Proposal, and the Adjournment Proposal, if presented. Broker non-votes will have no effect on the Business Combinations Proposal, the Accountant Proposal, Incentive Plan Proposal, and Adjournment Proposal, if presented, and will have the same effect as a vote “against” the Charter Proposals. For the election of directors, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a broker non-vote or a direction to withhold authority) will not be counted in the nominee’s favor.

The Closing of the Qualified Business Combination is conditioned on approval of the Business Combinations Proposal, and the Nasdaq Proposal, the Charter Proposals. If any such proposal is not approved or the two nominees are not elected, we may not be able to close on any of the Business Combinations.

Independent Director Oversight

Our Board is comprised of a majority of directors determined by the Board to be independent directors. In connection with the Business Combinations, our independent directors, Messrs. Falcon, Cummings, Megale and Torrance played an active role in evaluating the proposed terms of the Business Combinations, including the Business Combination Agreements, the Related Agreements, and the amendments to our current certificate of incorporation to take effect upon the completion of the Business Combinations.

Interests of Greenrose’s Sponsor, Directors and Officers in the Business Combinations

When you consider the recommendation of our Board to vote in favor of approval of the Business Combinations Proposal and the other proposals, you should keep in mind that the Sponsor (which is affiliated with certain of the Company’s officers and directors) and the Company’s directors and officers have interests in such proposals that may be different from, or in addition to, your interests as a stockholder or warrant holder. These interests include, among other things:

•        the beneficial ownership of the Sponsor, of which all but one of Greenrose’s directors and all of its officers is directly or indirectly a member of, of an aggregate of 4,312,500 Founder Shares purchased by Sponsor for $25,000, which shares would become worthless if Greenrose does not complete a business combination within the applicable time period, as the initial stockholders have waived any right to redemption with respect to these shares. Such shares have an aggregate market value of approximately $[    ], based on the closing price of the Greenrose common stock of $[    ] on Nasdaq on [    ], 2021;

•        the beneficial ownership of the Sponsor of an aggregate of 220,000 Private Units and 1,100,000 Private Warrants, which securities would become worthless if Greenrose does not complete a business combination within the applicable time period. Such securities have an aggregate market value of approximately $[    ], based on the closing price of the Public Units of $[    ] and Public Warrants of $[    ] on Nasdaq on [    ], 2021;

•        Sponsor has loaned Greenrose an aggregate of $2,000,000, which loans would, at the discretion of Sponsor either be repaid upon completion of a business combination or converted into Private Units at a price of

$10.00 per Private Unit and/or Private Warrants at a price of $1.00 per Private Warrant. If Greenrose does not complete a business combination within the applicable time period, it would not repay the loans and Sponsor would not receive any securities of Greenrose;

•        the continuation of each of the current directors of Greenrose, as directors of Greenrose following the consummation of the Business Combinations;

•        Greenrose’s Board will not receive reimbursement for any out-of-pocket expenses incurred by them on Greenrose’s behalf incident to identifying, investigating and consummating a business combination to the extent such expenses exceed the amount not required to be retained in the Trust Account, unless a business combination is consummated;

•        the continuation of each of William F. Harley III, Paul Otto Wimer, Brendan Sheehan and Daniel Harley, as executive officers of Greenrose following the consummation of the Business Combinations, each of whom is expected to enter into an employment agreement with Greenrose; and

•        the continued indemnification of current directors and officers of Greenrose and the continuation of directors’ and officers’ liability insurance after the Business Combinations.

These interests may influence Greenrose’s directors in making their recommendation to vote in favor of the Business Combinations Proposal and the other proposals described in this proxy statement. You should also read the section titled “Proposal No. 2 — The Business Combinations Proposal — Interests of Greenrose Directors and Officers in the Business Combinations.”

At any time prior to the Special Meeting, during a period when they are not in possession of any material nonpublic information regarding the Company or its securities, the Sponsor, the Company’s officers and directors, each Target Business or their stockholders or members and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combinations Proposal, or execute agreements to purchase shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of Common Stock or vote their shares in favor of the Business Combinations Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirement that the holders of a majority of the shares entitled to vote at the Special Meeting to approve the Business Combinations Proposal vote in its favor and that the conditions to the Closing of the Qualified Business Combination otherwise will be met, where it appears that such requirements or conditions would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or warrants owned by the Company’s initial stockholders for nominal value.

Entering into any such arrangements may have a depressive effect on the Common Stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than the then-current market price and may therefore be more likely to sell the shares he, she or it owns, either prior to or immediately after the annual meeting.

If such transactions are effected, the consequence could be to cause the Qualified Business Combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Business Combinations Proposal and the other proposals to be presented at the Special Meeting and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it more likely that the conditions to the Closing of the Qualified Business Combination are met.

No agreements dealing with the above arrangements or purchases have been entered into as of the date of this proxy statement.

The existence of financial and personal interests of the Sponsor or one or more of the Company’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. In addition, the Company’s officers have interests in the Qualified Business Combination that may conflict with your interests as a stockholder.

Recommendation of the Board to Greenrose Stockholders

The Board believes that the Business Combinations Proposal and the other Transaction Proposals to be presented at the Special Meeting are fair to and in the best interest of the Company’s stockholders and unanimously recommends that its stockholders vote “FOR” the Extension Date Proposal, “FOR” the Business Combinations Proposal, “FOR” the Nasdaq Proposal, “FOR” each of the Charter Proposals, “FOR” the Accountant Proposal, “FOR” the Director Election Proposal, “FOR” the Incentive Plan Proposal and “FOR” the Adjournment Proposal, if presented.

Greenrose’s Board of Directors’ Reasons for the Approval of the Business Combinations

After careful consideration, the Board of directors recommends that Greenrose stockholders vote “FOR” each Proposal being submitted to a vote of the Greenrose stockholders at the Greenrose special meeting.

For a description of Greenrose’s Board’s reasons for the approval of the Business Combinations and the recommendation of Board of directors, see the section entitled “Proposal Number 1 — The Business Combinations Proposal — Greenrose’s Board of Directors’ Reasons for the Approval of the Business Combinations.”

Redemption Rights

Holders of Public Shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our Amended and Restated Certificate of Incorporation. As of [_____], 2021, this would have amounted to approximately $10.[___] per share (net of income and franchise taxes). It is anticipated that the per share redemption price will be approximately $10.[___] (net of income and franchise taxes) at the Closing of the Qualified Business Combination, which is anticipated to occur during the third quarter of 2021.

If a stockholder exercises its redemption rights, then such stockholder will be exchanging its shares of Common Stock for cash and will no longer own shares of Common Stock and will not participate as a future shareholder of Greenrose. Our public stockholders are not required to affirmatively vote for or against the Business Combinations Proposal in order to redeem their shares of common stock for cash. This means that public stockholders who hold shares of our Common Stock on or before [______], 2021 (two business days before the Special Meeting) will be eligible to elect to have their shares of Common Stock redeemed for cash in connection with the Special Meeting, whether or not they are holders as of the record date, and whether or not such shares are voted at the Special Meeting. To redeem their shares of Common Stock for cash, our public stockholders can demand Greenrose to convert their Public Shares into cash and tender their shares to Greenrose’s transfer agent in accordance with the procedures described herein. See the section entitled “Special Meeting of Greenrose Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Tax Consequences of the Business Combinations

For a description of the material U.S. federal income tax consequences of the Business Combinations and the exercise of redemption rights, please see the information set forth in “Proposal No. 2 — The Business Combinations Proposal — Material U.S. Federal Income Tax Consequences of the Business Combinations.”

Anticipated Accounting Treatment of the Business Combinations

The Theraplant Merger, Shango Merger, and the Futureworks Merger will be accounted for as “forward mergers” in accordance with U.S. GAAP. The Business Combinations, including the True Harvest asset purchase, will be accounted for as Business Combinations under the scope of the Financial Accounting Standards Board’s (the “FASB”) Accounting Standards Codification 805, Business Combinations, or ASC 805 in which Greenrose will be the accounting acquirer. Under this method of accounting, the purchase price will be allocated to the assets acquired and any liabilities assumed based upon their fair values at the date of consummation of each of the Business Combinations. Greenrose has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances: (i) existing stockholders will have the greatest voting interest in the Post-Combinations Company under the no redemption and maximum redemption scenarios; (ii) Greenrose will have the ability to nominate a majority of the members of the Board of Directors of the Post-Combinations Company; (iii) Greenrose’s senior management will be the senior management of the Post-Combinations Company; (iv) Greenrose will retain the overall name of the Post-Combinations Company as well as its trading symbols; and (v) Greenrose is the larger entity based on historical operating activity and has the larger employee base. The preponderance of evidence as described above is indicative that Greenrose is the accounting acquirer in the Business Combinations.

Proxy Solicitation

The Company is soliciting proxies on behalf of its Board. Proxies may be solicited by mail, email, or telephone. The Company has engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies.

Summary of the Risk Factors

In evaluating the proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes and other documents referred to herein, for a discussion of factors, and especially consider the factors discussed in the section titled “Risk Factors.”

Some of the risks related to the Operating Companies’ business and industry are summarized below:

•        Greenrose and Shango may need to raise additional funding to expand the commercialization of their products and services and to expand its research and development efforts. This additional financing may not be available on acceptable terms, or at all.

•        The COVID-19 pandemic has and could continue to negatively affect various aspects of the Operating Company’s business, made it more difficult for them to market its products or meet its obligations to its customers, and result in reduced demand for their products and services, which could have a material adverse effect on the Operating Company’s business, financial condition, results of operations, or cash flows.

Emerging Growth Company

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. Following the Business Combinations, we expect that the Company will continue to be an emerging growth company.

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a registration statement under the Securities Act declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. We have elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Post-Combinations Company’s financial statements with those of another public company that is not an emerging growth company or is an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

We will remain an emerging growth company until the earlier of: (1) the last day of the fiscal year (a) following the fifth anniversary of the closing of the IPO (December 31, 2025), (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer; and (2) the date on which we have issued more than $1.00 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” have the meaning set forth in the JOBS Act.

MARKET PRICE, TICKER SYMBOL AND DIVIDEND INFORMATION

Greenrose

Greenrose’s units, common stock and public warrants are currently traded on the NASDAQ under the symbols “GNRS.U”, “GNRS” and “GNRS.W,” respectively.

The closing price of the units, common stock and public warrants on March 12, 2021, the last trading day before announcement of the execution of the Business Combination Agreements, was $12.23, $10.08, and $1.25, respectively. As of             , 2021 the record date for the Special Meeting, the most recent closing price of the units, common stock and public warrants was $            , $             and $            , respectively.

Holders of the units, Class A ordinary shares and public warrants should obtain current market quotations for their securities. The market price of Greenrose’s securities could vary at any time before the Business Combination.

Holders

As of December 31, 2020, there were two holders of record of Greenrose’s units, two holders of record of Greenrose’s common stock and two holders of record of Greenrose’s public warrants. The number of holders of record does not include a substantially greater number of “street name” holders or beneficial holders whose units, common stock and public warrants are held of record by banks, brokers and other financial institutions.

Dividend Policy

Greenrose has not paid any cash dividends on its common stock to date and does not intend to pay cash dividends prior to the completion of the Business Combinations. The payment of cash dividends in the future will be dependent upon Greenrose’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combinations. The payment of any cash dividends subsequent to the Business Combinations will be within the discretion of Greenrose’s board of directors. Greenrose’s ability to declare dividends may also be limited by restrictive covenants pursuant to any debt financing.

Theraplant

Historical market price information for Theraplant’s membership interests is not provided because there is no public market for any membership interest of Theraplant.

True Harvest

Historical market price information for True Harvest’s equity interests is not provided because there is no public market for any security of True Harvest.

Shango

Historical market price information for Shango’s equity interests is not provided because there is no public market for any security of Shango.

Future Works

Historical market price information for Futureworks’ equity interests is not provided because there is no public market for any security of Futureworks.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The following questions and answers below briefly address some commonly asked questions about the proposals to be presented at the Special Meeting of the Greenrose stockholders, including with respect to the proposed Business Combinations. The following questions and answers do not include all the information that is important to the stockholders of Greenrose. We urge the stockholders of Greenrose to read carefully this entire proxy statement, including the annexes and other documents referred to herein to fully understand the proposed Business Combination and the voting procedures for the Special Meeting.

Q:     Why am I receiving this proxy statement?

A:     Greenrose and each of the Target Businesses have agreed to a business combination under the terms of the Business Combination Agreements that are described in this proxy statement. A copy of each Business Combination Agreement is attached to this proxy statement as Annex B, Annex C, Annex D and Annex E, and we encourage you to read the Business Combination Agreements in their entirety. Our stockholders are being asked to consider and vote upon a proposal to approve and adopt each of the Business Combination Agreements and each of the Business Combinations. We refer to this proposal as the Business Combinations Proposal. See the section entitled “Proposal No. 2 — The Business Combinations Proposal” for more information.

Q:     When and where is the Special Meeting?

A:     In light of public health concerns regarding the coronavirus (COVID-19) pandemic, the Special Meeting will be held via live webcast at https://www.[________] /2021 on [________], 2021, at 9:00 a.m. Eastern Time. The Special Meeting can be accessed by visiting https://www.[________] /2021, where you will be able to listen to the meeting live and vote during the meeting. Additionally, you have the option to listen to the Special Meeting by dialing +1 888-[________] (toll-free within the U.S. and Canada) or +1 [_________] (outside of the U.S. and Canada, standard rates apply). The passcode for telephone access is [________]#, but please note that you cannot vote or ask questions if you choose to participate telephonically. Please note that you will only be able to access the Special Meeting by means of remote communication.

Q:     Are there any other proposals on which I am being asked to vote at the Special Meeting?

A:     In addition to the Business Combinations Proposal, our stockholders are being asked to vote on the following proposals:

The Nasdaq Proposal — to consider and vote upon a proposal to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s issued and outstanding Common Stock and voting power in connection with the PIPE Financing and certain of the Business Combinations. We refer to this proposal as the “Nasdaq Proposal.” See the Section entitled “The Nasdaq Proposal”;

The Charter Proposals — to consider and vote upon separate proposals to amend and restate Greenrose’s existing Amended and Restated Certificate of Incorporation with the Proposed Charter, which amendments would:

(i)     increase the number of shares of Common Stock, par value $0.0001 per share, that Greenrose is authorized to issue from 70,000,000 to [150,000,000];

(ii)    include a provision to allow for the redemption of Greenrose common stock from stockholders who are deemed “Unsuitable Persons” according to applicable regulations, such that Greenrose would be ineligible to obtain a cannabis license;

(iii)   change the stockholder vote required to amend certain provisions contained in the Proposed Charter from 65% to 50%; and

(iv)   change the name of the Company from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.” We refer to these proposals collectively as the “Charter Proposals.” A copy of the form of the Proposed Charter is attached hereto as Annex F. See the section entitled “The Charter Proposals” for more information;

The Accountant Proposal — to consider and vote upon a proposal to ratify the change of the Company’s independent registered public accounting firm from Marcum LLP to Macias Gini & O’Connell, LLP. We refer to this proposal as the “Accountant Proposal.” See the section entitled “The Accountant Proposal” for more information;

The Director Election Proposal — to consider and vote upon a proposal to re-elect Steven Cummings and John Falcon, the Class A Directors, to serve as members of the Company’s board of directors for a three-year term until the Company’s 2024 annual meeting of stockholders, or their earlier resignation or removal. We refer to this proposal as the “Director Election Proposal.” See the section entitled “The Director Election Proposal” for more information;

The Incentive Plan Proposal — to consider and vote upon a proposal to approve and adopt the Equity Incentive Plan, a copy of which is attached hereto as Annex G, including the authorization of the initial share reserve under the Incentive Plan. We refer to this proposal as the “Incentive Plan Proposal.” See the section entitled “The Incentive Plan” for more information; and

The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates (i) to ensure that any supplement or amendment to the accompanying proxy statement that the Board has determined in good faith is required by applicable law to be disclosed to the Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (ii) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (iii) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combinations Proposal, the Nasdaq Proposal, the Charter Proposals, the Accountant Proposal, the Director Election Proposal or the Incentive Plan Proposal. We refer to this proposal as the “Adjournment Proposal.” See the section entitled “The Adjournment Proposal” for more information.

Greenrose will hold the Special Meeting to consider and vote upon these proposals. This proxy statement contains important information about the proposed Business Combinations and the other matters to be acted upon at the annual meeting. Stockholders should read it carefully.

The vote of stockholders is important. Regardless of how many shares you own, you are encouraged to vote as soon as possible after carefully reviewing this proxy statement.

Q:     What constitutes a quorum at the Special Meeting?

A:     Holders of a majority in voting power of Greenrose Common Stock issued and outstanding and entitled to vote at the Special Meeting constitute a quorum. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Special Meeting. As of the record date, [________] shares of Common Stock would be required to achieve a quorum assuming Greenrose has [________] shares of common stock issued and outstanding.

Q:     What stockholder vote thresholds are required for the approval of each proposal brought before the Special Meeting?

A:     The Business Combinations Proposal.    The approval of the Business Combinations Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Greenrose Common Stock present and entitled to vote at the Special Meeting to approve the Business Combinations. The Sponsor owns an aggregate of 4,532,500 shares of Common Stock of Greenrose, representing 20.7% of the outstanding Greenrose common stock, and has agreed to vote in favor of the Business Combinations Proposal; as a result, only [__________] public shares, or approximately [___]% of the public shares, are required to be voted in favor of the proposal in order for it to be approved (assuming all outstanding shares are present and entitled to vote).

The Nasdaq Proposal.    The approval of the Nasdaq proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Greenrose Common Stock present and entitled to vote at the Special Meeting.

The Charter Proposals.    The approval of each of the Charter Proposals will require the affirmative vote of the holders of a majority of the outstanding shares of Greenrose Common Stock on the record date.

The Accountant Proposal.    The approval of a change of the Company’s independent registered public accounting firm from Marcum LLP to Macias Gini & O’Connell, LLP requires the affirmative vote of the holders of a majority of the outstanding shares of Greenrose Common Stock present and entitled to vote at the Special Meeting.

The Director Election Proposal.    The election of directors requires a plurality vote of the Greenrose Common Stock present and entitled to vote at the Special Meeting. A plurality means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

The Incentive Plan Proposal.    The approval of the Incentive Plan Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Greenrose Common Stock present and entitled to vote at the Special Meeting.

The Adjournment Proposal.    The approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Greenrose Common Stock present and entitled to vote at the Special Meeting.

Q:     What are the Business Combinations?

A:     Greenrose has entered into four separate Business Combination Agreements. However, it is expected that we will be able to complete the Theraplant Merger and the True Harvest asset purchase prior to the Shango Merger and Futureworks Merger due to the time it is expected to take to obtain regulatory approval from multiple state regulatory authorities with respect to the Shango Merger and Futureworks Merger. After careful consideration of the various relevant factors, the Company’s board of directors concluded that the Theraplant Merger taken together with the True Harvest Merger met all of the requirements for “Target Businesses” Business Combination transaction disclosed in the prospectus for the Company’s initial public offering and Greenrose’s Amended and Restated Certificate of Incorporation, including that Theraplant and True Harvest, taken together, have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the amount of deferred underwriting commissions held in trust) at the time of the execution of the Business Combination Agreements. As a result, the holders of our common stock will be able to exercise their redemption rights in accordance with our Amended and Restated Certificate of Incorporation in connection with the Special Meeting. See the section entitled “The Business Combinations Proposal — Greenrose’s Board of Directors’ Reasons for Approval of the Business Combinations,” and the section entitled “The Business Combinations Proposal — Structure of the Business Combinations” for more information. See also the section entitled, “______________” for the procedure to exercise your redemption rights.

Q:     When will the Shango Merger and Futureworks Merger take place?

A:     The Shango Merger and the Futureworks Merger are each expected to take place at such time as the closing conditions applicable to each merger are satisfied, including the condition that all applicable state regulatory approvals have been obtained. It is expected that these closing conditions will be satisfied at a date later than the Closing Date for the Theraplant and True Harvest Business Combinations.

Q:     Is it possible that the Qualified Business Combination will be completed, but the Shango Merger and/or the Futureworks Merger might not be completed?

A:     Yes. Once the Theraplant and True Harvest Business Combinations are completed, it is possible that we may be unable to complete the Shango Merger and/or the Futureworks Merger if the conditions to closing one or both of those transactions are not satisfied or waived.

Q:     Are the proposals in this proxy statement conditioned on one another?

A:     The Closing of the Business Combinations is conditioned on approval of the Business Combinations Proposal and the Nasdaq Proposal,. If any of the proposals is not approved or the director nominees are not elected and the applicable closing condition in the applicable Business Combination Agreements is not waived, the remaining proposals will not be presented to stockholders for a vote.

Q:     Will the Company obtain new financing in connection with the Business Combinations?

A:     Yes. Greenrose anticipates closing the PIPE Financing in connection with the Business Combinations, pursuant to which the PIPE are anticipated to have agreed to: (i) purchase, immediately prior to the Closing of the

Qualified Business Combination, an aggregate of [_______] shares of Greenrose Common Stock at a purchase price of $[______] per share and (ii) Greenrose debt securities in an aggregate of $[______], comprised of senior secured debt and convertible debt (the “PIPE Financing”). The purpose of the PIPE Financing is to ensure that Greenrose has sufficient funds to complete the Business Combinations and sufficient capital for use by Greenrose following the Closing of the Business Combinations.

Q:     How much cash will be available to Greenrose after the Business Combinations?

A:     Assuming the closing of the PIPE Financing and Qualified Business Combination only, and also assuming maximum redemptions, $[____________________] cash will remain for Greenrose to complete the Shango Merger and the Futureworks Merger and for general corporate purposes and working capital. Assuming the Closing of the PIPE Financing and Qualified Business Combination only, and also assuming minimum redemptions, $[____________________] cash will remain for Greenrose to complete the Shango Merger and the Futureworks Merger and for general corporate purposes and working capital. Assuming the Closing of the PIPE Financing and all four Business Combinations, and also assuming maximum redemptions, $[____________________ ] cash will remain for Greenrose for general corporate purposes and working capital. Assuming the Closing of the PIPE Financing and all four Business Combinations, and also assuming minimum redemptions, $[____________________] cash will remain for Greenrose for general corporate purposes and working capital.

Q:     To what extent will Greenrose need to secure additional financing after the Business Combinations?

A:     Assuming the closing of the PIPE Financing and Qualified Business Combination only, and also assuming maximum Redemptions, Greenrose would need to secure additional financing in the amount of $______. Assuming the closing of the PIPE Financing and Qualified Business Combination only, and also assuming minimum redemptions, Greenrose would need to secure additional financing in the amount of $______. Assuming the closing of the PIPE Financing and all four Business Combinations, and also assuming maximum redemptions, Greenrose would need to secure additional financing in the amount of $______. Assuming the closing of the PIPE Financing and all four Business Combinations, and also assuming minimum redemptions, Greenrose would need to secure additional financing in the amount of $______.

Q:     Following the Business Combinations, will the Company’s securities continue to trade on a stock exchange or other market?

A:     No, because the Business Combinations involve entities that do business involving cannabis, we expect to be subject to delisting from the Nasdaq and we anticipate transitioning the Post-Combinations Company’s common stock to be quoted on the OTCQX Best Market under the symbol “GNRS.” The Company also anticipates applying for listing on the NEO Exchange.

Q:     Will the management of Greenrose change in the Business Combinations?

A:     No. We expect the following officers of Greenrose will continue to hold their respective offices after the completion of the Qualified Business Combination: William F. Harley III, Chief Executive Officer; Jeffrey Stegner, Chief Financial Officer; Paul Otto Wimer, as President and Chief Operating Officer. In addition, upon completion of the Qualified Business Combination, we expect [insert management for subs]. In addition, if the Shango Merger is completed, we expect [________________], and if the Futureworks Merger is completed, we expect [___________________].

Q:     What equity stake will current stockholders of Greenrose and our Sponsor hold in Greenrose after the closing?

A:     It is anticipated that, upon the completion of all the Qualified Business Combination, and assuming there are no Redemptions, Greenrose’s stockholders (other than Sponsor) will retain an ownership interest of approximately [________] of the outstanding capital stock of Greenrose, and the Sponsor will retain an ownership interest of approximately [________], and that upon the completion of all four Business Combinations, assuming there are no Redemptions, Greenrose’s stockholders (other than Sponsor) will retain an ownership interest of approximately [________] of the outstanding capital stock of Greenrose, and the Sponsor will retain an ownership interest of approximately [________] (assuming achievement of all post-closing earnout milestones set forth in each of the Shango Merger Agreement and Futureworks Merger Agreement.

Q:     What conditions must be satisfied to complete the Business Combinations?

A:     There are a number of closing conditions in the Business Combination Agreements, including that our stockholders have approved the Business Combinations and regulatory clearances for license transfers are completed in accordance with applicable law. See the section entitled “___________________” for more information.

Q:     Why is Greenrose providing stockholders with the opportunity to vote on the Business Combinations?

A:     Under the DGCL and our Amended and Restated Certificate of Incorporation, we must provide all holders of our public shares with the opportunity to have their public shares redeemed upon the consummation of our initial business combination either in conjunction with a tender offer or in conjunction with a stockholder vote. For legal and other reasons, we have elected to provide our stockholders with the opportunity to have their public shares redeemed in connection with a stockholder vote rather than a tender offer. Therefore, we are seeking to obtain the approval of our stockholders of the Business Combinations Proposal in order to allow our public stockholders to effectuate redemptions of their public shares in connection with the closing of the Qualified Business Combination.

Q:     I am a Greenrose Warrant holder. Why am I receiving this proxy statement?

A:     The holders of Warrants are entitled to purchase Common Stock at a purchase price of $11.50 per share beginning 30 days after the closing of the Qualified Business Combination. This proxy statement includes important information about Greenrose and the business of Greenrose and its subsidiaries following the Closing of the Qualified Business Combination. Because holders of Warrants will be entitled to purchase Common Stock beginning 30 days after the closing of the Qualified Business Combination, we urge you to read the information contained in this proxy statement carefully.

Q:     How has the announcement of the Business Combinations affected the trading price of the Company’s Common Stock?

A:     On Friday, March 12, 2021, the trading date before the public announcement of the Business Combinations, the trading price was $10.08 per share. On [________], 2021, the trading date immediately prior to the date of this proxy statement, the trading price was $[________].

Q:     Why is the Company proposing the Nasdaq Proposal?

A:     We are proposing the Nasdaq Proposal in order to comply with Nasdaq Listing Rules 5635(a) and (d), which require stockholder approval of certain transactions that result in the issuance of 20% or more of the outstanding voting power or shares of Common Stock outstanding before such issuance of stock or securities. In connection with the Business Combinations, we expect to issue (i) approximately ______________ shares of Common Stock in the PIPE Financing, and (ii) approximately [________] shares of Common Stock in the Business Combinations (assuming full achievement of the earnout provisions applicable to the Shango Merger and Futureworks Merger). As we are currently listed on Nasdaq, we are required to comply with the Nasdaq Listing Rules. For more information, please see the section entitled “Proposal No. 3 — The Nasdaq Proposal.”

Q:     Why is the Company proposing the Charter Proposals?

A:     The Proposed Charter that we are asking our stockholders to adopt in connection with the Business Combinations provides for certain amendments to our existing Amended and Restated Certificate of Incorporation. Pursuant to Delaware law and the Business Combination Agreements, we are required to submit the Charter Proposals to the Company’s stockholders for adoption. For additional information please see the section entitled “Proposal No. 4 — The Charter Proposals.”

Q:     What amendments will be made to the Company’s existing Amended and Restated Certificate of Incorporation?

A:     We are asking stockholders to approve the Proposed Charter that will be effective upon the consummation of the Qualified Business Combination. The Proposed Charter provides for various changes that the Board believes are necessary to address the needs of the Post-Combinations Company, including, among other things: (i) the extension of the date by which the Company has to consummate the Qualified Business Combination an additional 109 days from August 13, 2021 to November 30, 2021 or commence winding up and liquidation; (ii) the increase in the number of shares of Common Stock, par value $0.0001 per share, that Greenrose is authorized to issue from 70,000,000 to [150,000,000] (the “Share Increase Proposal”); (iii) to include a provision to allow for the redemption of Greenrose Common Stock from shareholders who are deemed unsuitable and would make Greenrose ineligible to obtain a cannabis license (the “Unsuitable Person Redemption Proposal”); (iv) the change in the stockholder vote required to amend certain provisions contained in the Proposed Charter relating to Greenrose’s transition to an operating Company upon completion of the Qualified Business Combination (the “Transition to Operating Company Charter Amendment Proposal”); and (v) the corporate name change from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.” (the “Name Change Proposal”).

For additional information, see the section titled “The Charter Amendment Proposal.”

Q:     Why should you vote for the Extension Amendment Proposal?

A:     Our Board believes stockholders will benefit from the Company consummating the Business Combinations, and we are proposing the Extension Amendment Proposal to extend the date by which the Company has to complete the Qualified Business Combination until the Extended Date to provide additional time to obtain regulatory clearances and satisfy each of the other closing conditions related thereto.

Given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an additional period of time to consider the proposed Business Combinations.

Q:     What happens if the Extension Amendment is not Approved?

A:     If the Extension Amendment Proposal is not approved by August 13, 2021 (whether at the Special Meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, unless Greenrose exercises its right to extend the Termination Date for up to three one-month periods in accordance with its Current Charter by depositing $569,250 in the Trust Account for each one month extension of the Expiration Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten Business Days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including the interest earned thereon but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal is not approved, and the Business Combinations and Nasdaq Proposal are not approved prior to August 13, 2021, Greenrose anticipates it will cease operations and commence liquidation.

Q:     What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A:     The Company’s directors, officers and their affiliates have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of interests in the Sponsor, private placement shares, and warrants that will become worthless if the Extension Amendment Proposal is not approved and the Company is unable to complete the Business Combinations prior to August 13, 2021, loans by the Sponsor that will not be repaid in the event of our winding up, and the possibility of future compensatory arrangements will cease to exist.

Q:     What happens to the Warrants if the Extension Amendment is approved?

A:     If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate the Qualified Business Combination until the Extended Date. The Warrants will remain outstanding in accordance with their terms during any extension period.

Q:     Why is the Company proposing the Accountant Proposal to Change the Accountants to MGO?

A:     The proposed new accounting firm performed audits of three of the Targets proposed for approval in the Business Combinations Proposal. The Company believes the proposed new accountant is well positioned based on such experience to serve as the Company’s independent auditor after consummation of the Business Combinations. There is no disagreement or difference in opinion between the Company and its current independent auditor. Please see the section entitled “Proposal 5 — Accountant Proposal” for additional information.

Q:     Why is the Company proposing the Director Election Proposal?

A:     The Special Meeting will be held in lieu of our annual meeting at which our directors are typically voted on and elected. As a result, the Company is putting forth the two director nominees that would otherwise have been up for election at this year’s annual meeting at this Special Meeting to enable our stockholders to vote upon the election of these directors. Please see the section entitled “Proposal No. 6 — Election of Directors to the Board of Directors” for additional information.

Q:     Why is the Company proposing the Incentive Plan Proposal?

A:     The purpose of the Incentive Plan Proposal is to further align the interests of the eligible employees, officers, directors and consultants with those of our stockholders by providing such eligible participants long-term incentive compensation opportunities tied to the performance of the Company. Please see the section entitled “Proposal No. 7 — The Incentive Plan Proposal” for additional information.

Q:     Why is the Company proposing the Adjournment Proposal?

A:     We are proposing the Adjournment Proposal to allow the adjournment of the Special Meeting to a later date or dates (i) to ensure that any supplement or amendment to this proxy statement that the Board has determined in good faith is required by applicable law to be disclosed to Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (ii) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (iii) to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with the approval of the Business Combinations Proposal, the Nasdaq Proposal, the Charter Approval Proposal, the Director Election Proposal or the Incentive Plan Proposal, but no other proposal if the Business Combinations Proposal, the Nasdaq Proposal, the Charter Approval Proposal, the Director Election Proposal and the Incentive Plan Proposal are approved. Please see the section entitled “Proposal No. 8 — The Adjournment Proposal” for additional information.

Q:     What happens if I vote against the Business Combinations Proposal?

A:     If you vote against the Business Combinations Proposal but the Business Combinations Proposal still obtains the affirmative vote of a majority of the votes cast by holders of our outstanding shares of common stock present and entitled to vote at the Special Meeting, then the Business Combinations Proposal will be approved and, the satisfaction or waiver of the other conditions to closing, the Business Combinations will be consummated in accordance with the terms of the Business Combination Agreements. If the Business Combinations Proposal is not approved by a majority vote of our outstanding shares present and entitled to vote at the Special Meeting, the Company may be required to commence liquidation and winding up.

Q:     Did the Company’s Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combinations?

A:     No. Our Amended and Restated Certificate of Incorporation does not require our Board to seek a third-party valuation or fairness opinion in connection with the Business Combinations, and no fairness opinion was obtained. Accordingly, investors will be relying solely on the judgment of our Board in valuing each of the Targets and assuming the risk that our Board may not have properly valued the Target Businesses. For a complete discussion of the factors utilized by Greenrose’s Board of Directors in approving the Business Combinations, see the section entitled “The Business Combinations Proposal.”

Q:     How many votes do I have at the Special Meeting?

A:     Greenrose stockholders are entitled to one vote at the Special Meeting for each share of Common Stock held of record as of [________], 2021, the record date for the Special Meeting. As of the date of this proxy statement, there were [________] outstanding shares of Greenrose Common Stock.

Q:     How do I vote?

A:     If you were a holder of record of our Common Stock on [________], 2021, the record date for the Special Meeting, you may vote with respect to the proposals in person via the virtual meeting platform at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 9:00 a.m. Eastern Time on [________], 2021.

Voting at the Special Meeting via the Virtual Meeting Platform.    If you attend the Special Meeting and plan to vote in person via the virtual meeting platform, you will be provided with explicit instructions on how to vote in person via the virtual meeting platform. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person via the virtual meeting platform at the Special Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person via the virtual meeting platform, you will need to contact your broker, bank or nominee to obtain a legal proxy that will authorize you to vote these shares.

Q:     May Greenrose, the Sponsor or Greenrose’s directors, officers, advisors or their affiliates purchase shares in connection with the Business Combinations?

A:     In connection with the stockholder vote to approve the proposed Business Combinations, our Sponsor, directors or officers or their respective affiliates may privately negotiate transactions to purchase shares from stockholders who would have otherwise elected to have their shares redeemed; provided, however, that none of our directors or officers or their respective affiliates will make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Such a purchase may include a contractual acknowledgement that such selling stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights and could include a contractual provision that directs such selling stockholder to vote such shares in a manner directed by the purchaser.

Q:     How will the Sponsor, directors and officers vote?

A:     Currently, our Sponsor, directors and officers own approximately 20.7% of our issued and outstanding shares of common stock, including all of the Founder’s Shares, and will be able to vote all such shares at the Special Meeting. Our Sponsor and each of our directors and officers have agreed to vote the shares of common stock held by them in favor of the Business Combinations Proposal and have indicated that they will vote in favor of each of the other proposals and for the two director nominees.

Q:     What interests do Greenrose’s current directors and officers have in the Business Combinations?

A:     The Sponsor, members of Greenrose’s Board and its executive officers have interests in the Business Combinations that are different from or in addition to (and which may conflict with) your interest. These interests include, among other things:

•        If the Business Combinations or another business combination are not consummated by August 13, 2021 (or such later date as may be approved by the Company’s stockholders), the Company will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, the ____________ sponsor shares held by the Sponsor and the Company’s directors and officers, which were acquired for an aggregate purchase price of $______ prior to the Company’s initial public offering, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. On the other hand, if the Qualified Business Combination is consummated, each outstanding sponsor share will continue to be outstanding. Such sponsor shares had an aggregate market value of $___________ based upon the closing price of $______ per share on Nasdaq on ___________, 2021.

•        The Sponsor, which is affiliated with certain of the Company’s directors and officers, purchased an aggregate of __________ private warrants from the Company for an aggregate purchase price of approximately $______ million (or $______ per warrant). These purchases took place on a private placement basis simultaneously with the consummation of the Company’s initial public offering. All of the proceeds the Company received from these purchases were placed in the Trust Account. Such warrants had an aggregate market value of $____________ based upon the closing price of $______ per warrant on Nasdaq on ____________, 2021. The private warrants will become worthless if the Company does not consummate a business combination by ____________, 2021 (or such later date as may be approved by Company stockholders in an amendment to its amended and restated certificate of incorporation). In addition, the Sponsor has advanced to the Company an aggregate of $2,000,000 in notes convertible into Greenrose Units at $10 per Unit or into Warrants to purchase Greenrose stock at a price of $1.00 per Warrant. The notes will become worthless if the Company does not consummate a business combination by August 13, 2021.

•        If the Company is unable to complete a business combination within the required time period, the Sponsor will be personally liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of Target Businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. If the Company consummates a business combination, on the other hand, the Company will be liable for all such claims.

•        The Sponsor and the Company’s directors and officers and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate an initial business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses if the Qualified Business Combination or another business combination is not completed by August 13, 2021 (or such later date as may be approved by Pivotal stockholders in an amendment to its amended and restated certificate of incorporation). As of the record date, the Sponsor and Greenrose’s officers and directors and their affiliates had incurred approximately $____________ of unpaid reimbursable expenses.

•        It is currently contemplated that William F. Harley III, Brendan Sheehan, Thomas Megale, Daniel Harley, John Torrance III, Steven Cummings and John Falcon, all of which are currently directors of the Company, will continue to be directors of the Company after the Closing of the Qualified Business Combination (assuming that the director election proposal is approved as described in this proxy statement). Thomas Megale, John Torrance III, Steven Cummings, and John Falcon are non-executive directors who it is anticipated will each receive any cash fees, stock options or stock awards that our board of directors determines to pay to its non-executive directors.

•        Each Business Combination Agreement provides for the continued indemnification of the Company’s current directors and officers and the continuation of directors and officers liability insurance covering the Company’s current directors and officers.

•        The Company’s officers and directors (or their affiliates) may make loans from time to time to the Company to fund certain capital requirements. As of the date of this proxy statement, no such loans have been made, but loans may be made after the date of this proxy statement. If the Business Combinations are not consummated, the loans will not be repaid and will be forgiven except to the extent there are funds available to the Company outside of the Trust Account.

Q:     What happens if I sell my shares of common stock before the Special Meeting?

A:     The record date is earlier than the date of the Special Meeting. If you transfer your shares of common stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be able to seek redemption of your shares because you will no longer be able to deliver them for cancellation upon consummation of the Qualified Business Combination in accordance with the provisions therein. If you transfer your shares of common stock prior to the record date, you will have no right to vote those shares at the Special Meeting.

Q:     What happens to the funds deposited in the Trust Account after consummation of the Business Combinations?

A:     Of the net proceeds of the IPO and simultaneous private placement of Private Warrants, $172.5 million was placed in the Trust Account immediately following the IPO. After consummation of the Qualified Business Combination, the funds in the Trust Account will be used to pay, on a pro rata basis, holders of the Public Shares who exercise redemption rights, to finance the Business Combinations and to pay fees and expenses incurred in connection with the Business Combinations (including aggregate fees of approximately $3.5 million to the Underwriters of the IPO as deferred underwriting commissions) and to provide working capital for general corporate purposes.

Q:     What happens if a substantial number of public stockholders vote in favor of the Business Combinations Proposal and exercise their redemption rights?

A:     Greenrose’s public stockholders may vote in favor of the Business Combination and still exercise their redemption rights, although they are not required to vote in any way to exercise such redemption rights. Accordingly, the Qualified Business Combination may be consummated even though the funds available from the Trust Account and the number of public stockholders are substantially reduced as a result of redemption by public stockholders. If the amount of redemptions require additional financings to fund the acquisitions of Shango and THC, the Company will seek to raise incremental funds through debt and equity financings which may not have terms acceptable to the company or may not be available at all.

Q:     When do you expect the Business Combinations to be completed?

A:     It is currently anticipated that the Qualified Business Combination will be consummated promptly following the Special Meeting, which is scheduled for [__________], 2021, assuming the Business Combinations Proposal, and the Nasdaq Proposal are approved at the Special Meeting; however, such meeting could be adjourned or postponed to a later date, as described elsewhere in this proxy statement. The closing of the Qualified Business Combination could also be delayed if each of the applicable closing conditions for each of the Theraplant Merger and the True Harvest Merger have not then been satisfied or waived. After consummation of the Qualified Business Combination, Greenrose anticipates closing each of the Shango and Futureworks Business Combinations in accordance with their respective terms and conditions, which include in each such Business Combination compliance with applicable State and local regulatory approvals of license transfers. Regulatory approvals are currently anticipated to require for Futureworks and Shango respectively, approximately 120-180 days from commencement of the regulatory approval applications. For a description of the conditions for the completion of the Business Combinations, see the section entitled “The Merger Agreement — Conditions to the Closing of the Business Combinations.”

Q:     What happens if I fail to take any action with respect to the Special Meeting?

A:     If you fail to take any action with respect to the meeting and the Business Combination is approved by stockholders and consummated, you will continue to be a holder of Greenrose common stock or warrants, as applicable, and the business of each of the Targets will become the business of Greenrose. As a corollary, failure to deliver your stock certificate(s) to Greenrose’s transfer agent (either physically or electronically) no later than two Business Days prior to the Special Meeting means you will not have any right in connection with the Qualified Business Combination to redeem your shares into a pro rata share of the funds held in Greenrose’s Trust Account.

If you fail to take any action with respect to the Special Meeting and the Business Combinations Proposal is not approved, you will continue to be a stockholder and/or warrant holder of Greenrose, as applicable, and Greenrose will continue to search for another target business with which to complete an initial business combination. If Greenrose does not complete an initial business combination by ___________, 2021 (or such later date as may be approved by the Greenrose stockholders in an amendment to its Amended and Restated Certificate of Incorporation), Greenrose must cease all operations except for the purpose of winding up, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to an amount then held in the Trust Account (net of taxes payable and certain dissolution expenses), and as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate.

Q:     Do I have redemption rights?

A:     Pursuant to Greenrose’s existing Amended and Restated Certificate of Incorporation, holders of public shares may elect to have all or a portion of their shares redeemed for cash at the applicable redemption price per share calculated in accordance with Greenrose’s Amended and Restated Certificate of Incorporation, provided that you follow the procedures and deadlines described elsewhere in this proxy statement. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”

Q:     Is there a limit on the total number of shares that can be redeemed?

A:     Yes. Pursuant to Greenrose Amended and Restated Certificate of Incorporation, the Company will not consummate any Business Combination unless it has net tangible assets of at least $5,000,001 upon consummation of such Business Combination.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights whether or not you vote your shares of Greenrose common stock “FOR” or “AGAINST” the Business Combinations Proposal or any other proposal described by this proxy statement. As a result, the Business Combination Agreements can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a potentially less liquid trading market and fewer stockholders.

Q:     How do I exercise my redemption rights?

A:     [In order to exercise your redemption rights, you must, prior to 5:00 p.m., eastern time, on [________], 2021, two Business Days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Corporation Service Company, our transfer agent at: [________].]

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Business Combinations. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process, and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Q:     What are the federal income tax consequences of exercising my redemption rights?

A:     The U.S. federal income tax consequences of a redemption depend on a holder’s particular facts and circumstances. These tax consequences are described in more detail in the section titled [“The Business Combinations Proposal — Certain U.S. Federal Income Tax Considerations.”] We urge you to consult your tax advisor regarding the tax consequences of exercising your redemption rights.

Q:     What are the U.S. federal income tax consequences if I do not exercise my redemption rights?

A:     The U.S. Holders (as defined in the section entitled “The Business Combinations Proposal — Certain U.S. Federal Income Tax Considerations”) of Greenrose common stock who do not exercise their redemption rights are not expected to recognize gain or loss for U.S. federal income tax purposes as a result of the Business Combinations. You are strongly urged to consult with a tax advisor to determine the particular U.S. federal, state or local or foreign income or other tax consequences of your participation in the Business Combinations. See “The Business Combinations Proposal  — Certain U.S. Federal Income Tax Considerations.”

Q:     If I am a warrant holder, can I exercise redemption rights with respect to my warrants?

A:     No. The holders of our warrants have no redemption rights with respect to our warrants.

Q:     Do I have appraisal rights if I object to the proposed Business Combinations?

A:     No. Neither Greenrose stockholders nor its unit or warrant holders have appraisal rights in connection with the Business Combinations under Delaware law.

Q:     What happens if the Business Combinations are not consummated or are terminated?

A:     There are certain circumstances under which the Business Combinations Proposal is approved, but the Qualified Business Combination does not take place because the applicable Business Combination Agreements are terminated. See the section entitled “The Business Combinations” for additional information regarding the parties’ specific termination rights.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Business Combinations will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:     At the Special Meeting, Greenrose will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, assuming a quorum is otherwise validly established, an abstention will have no effect on the proposals to be considered at the special meeting of stockholders.

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by Greenrose without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal presented to the stockholders. The proxyholders may use their discretion to vote on any other matters which properly come before the Special Meeting.

Q:     If I am not going to attend the Special Meeting via the virtual meeting platform, should I return my proxy card instead?

A:     Yes. Whether you plan to attend the Special Meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. Greenrose believes the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:     How will a broker non-vote impact the results of each proposal?

A:     Broker non-votes will count as a vote “AGAINST” the Charter Proposals but not have any effect on the outcome of any other proposals.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote by sending a later-dated, signed proxy card to Greenrose’s secretary at the address listed below so that it is received by Greenrose’s secretary prior to the Special Meeting or attend the Special Meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Greenrose’s secretary, which must be received by Greenrose’s secretary prior to the Special Meeting.

Q:     Who will solicit and pay the cost of soliciting proxies?

A:     Greenrose will pay the cost of soliciting proxies for the Special Meeting. Greenrose has engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies for the Special Meeting. Greenrose has agreed to pay MacKenzie Partners, Inc. a fee of $9,000, plus disbursements. Greenrose will reimburse MacKenzie Partners, Inc. for reasonable out-of-pocket expenses and will indemnify MacKenzie Partners, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. Greenrose will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of our Common Stock for their expenses in forwarding soliciting materials to beneficial owners of our Common Stock and in obtaining voting instructions from those owners. Greenrose’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person; they will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

William F. Harley III

Chief Executive Officer

Greenrose Acquisition Corp.

111 Broadway

Amityville, NY 11701

You may also contact our proxy solicitor at:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, New York 10018

Tel: 212-929-5500 (Call Collect)

Call Toll Free (800) 322-2885

Email: proxy@mackenziepartners.com

To obtain timely delivery, Greenrose stockholders must request the materials no later than [            ], 2021.

You may also obtain additional information about Greenrose from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to Greenrose’s transfer agent prior to the Special Meeting in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: [            ]

E-mail: [            ]@continentalstock.com

RISK FACTORS

Stockholders should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before they decide whether to vote or instruct their vote to be cast to approve the proposals described in this proxy statement. The value of your investment in Greenrose following the consummation of the Business Combinations will be subject to significant risks affecting Greenrose and inherent in the industry in which each of the Target Businesses operates. If any of the events described below occur, Greenrose’s post-combination business and financial results could be adversely affected in a material way. Any such event could cause the trading price of Greenrose Common Stock to decline, perhaps significantly, and you therefore may lose all or part of your investment.

The risks set out below are not exhaustive and do not comprise all of the risks associated with an investment in Greenrose. Additional risks and uncertainties not currently known to Greenrose or any of the Target Businesses or which Greenrose or each of the Target Businesses currently deem immaterial may also have a material adverse effect on Greenrose’s business, financial condition, results of operations, prospects and/or its share price. Stockholders should consult a legal adviser, an independent financial adviser or a tax adviser for legal, financial or tax advice prior to deciding whether to vote or instruct their vote to be cast to approve the proposals described in this proxy statement. As used herein, references to “we,” “us” and “our” are intended to refer to, depending on the context, Greenrose before the Closing of a Business Combination, or Greenrose and its subsidiaries following the Closing of one or more of the Business Combinations.

Risk Factor Summary

Risks Related to the Business Combinations, Redemptions and Certain Outstanding Greenrose Securities

•        Greenrose may not be able to complete any of the Business Combinations, in which case it would redeem its public shares and liquidate, and Greenrose’s public stockholders may only receive $10.00 per share or less, and Greenrose’s warrants will expire worthless.

•        If a stockholder fails to receive notice of Greenrose’s offer to redeem its public shares, or fails to comply with the procedures for redeeming its shares, such shares may not be redeemed.

•        Greenrose’s public stockholders will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances.

•        Greenrose’s stockholders may be held liable for claims by third parties against Greenrose to the extent of distributions received by them upon redemption of their shares.

•        Greenrose’s Board did not obtain a fairness opinion in connection with any of the Business Combinations.

•        The Sponsor and Greenrose’s executive officers and directors have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combinations.

•        If the PIPE Financing is not consummated, Greenrose may not have enough funds to complete any of the Business Combinations.

Risks Related to the Business Combinations and Post-Closing Operations of Greenrose

•        Greenrose will have limited experience complying with public company obligations, and fulfilling these obligations will be expensive, time consuming, and may divert management’s attention from the day-to-day operation of its business.

•        Following the consummation of one or more of the Business Combinations, Greenrose will incur significant increased expenses and administrative burdens as a public company.

•        Failure to maintain effective internal controls over financial reporting could have a material adverse effect on Greenrose’s business, operating results and stock price.

•        Greenrose will be deemed to be an “emerging growth company” and a “smaller reporting company”.

•        Greenrose may be required to take write-downs or write-offs, restructuring and impairment or other charges.

•        If our goodwill or intangible assets become impaired, we may be required to record a significant charge to earnings.

•        The loss of such key personnel could negatively impact the operations and financial results of Greenrose.

Risks Related to Ownership of Greenrose Securities

•        An active trading market for the Greenrose securities may never develop or be sustained.

•        There can be no assurance that Greenrose will be able to satisfy listing requirements.

•        The market price of the Greenrose Common Stock may be volatile.

•        Greenrose may issue additional Common Stock or other equity securities without shareholder approval.

•        There may be sales of a substantial amount of Greenrose common shares after any of the Business Combinations.

•        Greenrose does not expect to pay dividends for the foreseeable future.

•        Greenrose’s actual financial position and results of operations may differ materially from the unaudited pro forma financial information included in this proxy statement.

•        Certain provisions of the Greenrose’s Proposed Charter could hinder, delay or prevent a change in control of Greenrose.

•        The terms of the warrants may be amended in a manner that may be adverse to holders with the approval of the holders of at least a majority of the then outstanding warrants.

•        Our warrants may expire worthless.

Risks Related to Greenrose’s Business Post-Closing

•        Our limited operating history and an unproven business model make it difficult for us to evaluate our current business and future prospects.

•        Our business is subject to substantial and evolving regulation in multiple jurisdictions, and we may not always successfully comply fully with regulatory requirements in all jurisdictions.

•        We may fail to obtain or maintain necessary licenses, certifications, quotas or accreditations.

•        The outbreak of COVID-19 may have an adverse impact on our performance and results of operations.

•        Agricultural events could result in substantial losses and weaken our financial results.

•        Greenrose is constrained by law in its ability to market its products in certain jurisdictions.

•        Greenrose is subject to risks from its ongoing construction projects.

•        A significant failure or deterioration in Greenrose’s quality control systems could have a material adverse effect on its business and operating results.

•        We currently have debt and may continue to incur debt in the future.

•        We may be unable to implement our business strategy.

•        The cannabis industry faces strong opposition in certain jurisdictions.

•        We currently depend on a limited set of customers for a substantial portion of our revenue.

•        We may be subject to liability arising from illegal activity by our employees, contractors and consultants.

•        We will need to raise substantial additional funds in the future, which funds may not be available.

•        We are subject to specific risks in the jurisdictions we operate.

•        We are subject to other risk and uncertainties discussed in “Risk Factors” below and elsewhere in this proxy statement.

Risks Related to the Business Combinations, Redemptions and Certain Outstanding Greenrose Securities

Greenrose may not be able to complete any of the Business Combinations within the prescribed time frame, in which case Greenrose would cease all operations except for the purpose of winding up and Greenrose would redeem its public shares and liquidate, in which case Greenrose’s public stockholders may only receive $10.00 per share, or less than such amount in certain circumstances, and Greenrose’s warrants will expire worthless.

Pursuant to the terms of Greenrose’s amended and restated certificate of incorporation, the Sponsor and Greenrose’s officers and directors have agreed that Greenrose must complete its initial business combination within the timeframe set forth therein the end date of which is the Termination Date, which is currently August 13, 2021, subject to the Sponsor’s right to extend such date for up to an additional 3 months by depositing $569,250 in Greenrose’s Trust Account for each month it wishes to extend. Greenrose may not be able to complete a Business Combination within this time period. If Greenrose has not completed its initial business combination within this time period, and the Sponsor does not elect to extend the Termination Date by depositing $569,250 in the Trust Account for each of up to 3 months Sponsor may wish to extend, Greenrose will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten Business Days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Greenrose, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Greenrose’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to Greenrose’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such case, the public stockholders may only receive $10.00 per share, and Greenrose’s warrants will expire worthless. In certain circumstances, the public stockholders may receive less than $10.00 per share on the redemption of their shares.

The ability of the public stockholders to exercise redemption rights with respect to a large number of public shares could increase the probability that a Business Combination will be unsuccessful and that Greenrose’s stockholders will have to wait for liquidation in order to redeem their public shares.

Because certain of the Business Combination Agreements include a right by Greenrose to terminate the respective Business Combination Agreement if Greenrose has less than a minimum net asset value of cash held either in or outside of the Trust Account, $120,000,000 pursuant to the terms of the Theraplant Merger Agreement and $70,000,000 pursuant to the terms of the True Harvest Asset Purchase Agreement, if redemption is elected for a large number of the public shares, one or more of the Business Combinations may not be successful. If none the Business Combinations are successful, the public stockholders will not receive their pro rata portion of the Trust Account until the Trust Account is liquidated. If the public stockholders are in need of immediate liquidity, they could attempt to sell their public shares in the open market; however, at such time, the Common Stock may trade at a discount to the pro rata per share amount in the Trust Account. In either situation, Greenrose’s stockholders may suffer a material loss on their investment or lose the benefit of funds expected in connection with the redemption until Greenrose is liquidated or Greenrose’s stockholders are able to sell their public shares in the open market.

If a stockholder fails to receive notice of Greenrose’s offer to redeem its public shares in connection with a Business Combination, or fails to comply with the procedures for redeeming its shares, such shares may not be redeemed.

This proxy statement describes the various procedures that must be complied with in order for a public stockholder to validly redeem its public shares. In the event that a stockholder fails to comply with these procedures, its shares may not be redeemed.

Greenrose’s public stockholders will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate their investment, therefore, public stockholders may be forced to sell their public shares or public warrants, potentially at a loss.

Greenrose’s public stockholders will be entitled to receive funds from the Trust Account only upon the earlier to occur of: (i) Greenrose’s completion of an initial business combination, and then only in connection with those shares of Common Stock that such stockholder properly elected to redeem, subject to the limitations described herein; (ii) the redemption of 100% of the public shares if Greenrose does not complete an initial business combination by the date set forth in Greenrose’s amended and restated certificate of incorporation, which is currently August 13, 2021, subject to the Sponsor’s right to extend such date for up to an additional 3 months by depositing $569,250 in the Company’s Trust Account for each month it wishes to extend, and subject to applicable law all as further described herein; and (iii) the redemption of public shares in connection with the approval of the proposed (and any other) amendment to the provisions of Greenrose’s amended and restated certificate of incorporation relating to pre-initial business combination activity and related stockholders’ rights, including the substance or timing of Greenrose’s obligation to redeem 100% of the public shares if Greenrose does not complete its initial business combination within the required time period. In addition, if Greenrose is unable to complete an initial business combination by August 13, 2021, subject to the Sponsor’s right to extend such date for up to an additional 3 months by depositing $569,250 in the Company’s Trust Account for each month it wishes to extend, or such later date as may be approved by Greenrose’s stockholders, for any reason, compliance with Delaware law may require that Greenrose submit a plan of dissolution to its then-existing stockholders for approval prior to the distribution of the proceeds held in the Trust Account. In that case, public stockholders may be forced to wait beyond August 13, 2021, subject to the Sponsor’s right to extend such date for up to an additional 3 months by depositing $569,250 in the Company’s Trust Account for each month it wishes to extend, or such later date as may be approved by Greenrose’s stockholders, before they receive funds from the Trust Account. In no other circumstances will a public stockholder have any right or interest of any kind in the Trust Account. Accordingly, to liquidate your investment, you may be forced to sell your public shares or public warrants, potentially at a loss.

We anticipate that we will be required to delist our securities from Nasdaq and transfer them for quotation on the OTCQX tier of the OTC Market, which could limit investors’ ability to make transactions in our securities and could subject us to additional trading restrictions.

Because each of the Target Businesses are involved in the cultivation and sale of cannabis, which remains illegal under federal law, unless there is a change in Nasdaq’s regulations, we will be required to delist our securities from Nasdaq, and we intend to transfer the securities for quotation on the OTCQX. The OTCQX is not a stock exchange, and if our securities trade on the OTCQX rather than a securities exchange, there may be significantly less trading volume and analyst coverage of, and significantly less investor interest in, our common stock, which may lead to lower trading prices for our Common Stock.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” If our securities no longer listed on Nasdaq, they would not be covered securities and we would be subject to regulation in each state in which we offer our securities, which could require us to expend significant resources to comply with such regulations.

The Sponsor and Greenrose’s directors, officers, advisors or their affiliates may elect to purchase shares from public stockholders, which may influence a vote on the Business Combinations and reduce the public “float” of Greenrose’s common stock.

The Sponsor and Greenrose’s directors, officers, advisors or their affiliates may purchase shares of Greenrose Common Stock in privately negotiated transactions or in the open market prior to the completion of a Business Combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of such shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor and/or Greenrose’s directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. The purpose of such purchases could be to vote such shares in favor of the Business Combinations and thereby increase the likelihood of obtaining stockholder approval of the Business Combinations, or to satisfy any conditions requiring Greenrose to have minimum cash to close. This may result in the completion of the Business Combinations that may not otherwise have been possible.

In addition, if such purchases are made, the public “float” of Greenrose Common Stock and the number of beneficial holders of Greenrose’s securities may be reduced, possibly making it difficult for Greenrose to obtain the quotation, listing or trading of its securities on a national securities exchange or quotation system.

If, before distributing the proceeds in the Trust Account to the public stockholders, Greenrose files a voluntary bankruptcy petition or an involuntary bankruptcy petition is filed against Greenrose that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of Greenrose’s stockholders and the per-share amount that would otherwise be received by Greenrose’s stockholders in connection with Greenrose’s liquidation may be reduced.

If, before distributing the proceeds in the Trust Account to the public stockholders, Greenrose files a voluntary bankruptcy petition or an involuntary bankruptcy petition is filed against Greenrose that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law and may be included in Greenrose’s bankruptcy estate and subject to the claims of third parties with priority over the claims of Greenrose’s stockholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by Greenrose’s stockholders in connection with Greenrose’s liquidation may be reduced.

Greenrose’s stockholders may be held liable for claims by third parties against Greenrose to the extent of distributions received by them upon redemption of their shares.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the Trust Account distributed to its public stockholders upon the redemption of the public shares in the event Greenrose does not complete its initial business combination by August 13, 2021, subject to the Sponsor’s right to extend such date for up to an additional 3 months by depositing $569,250 in the Company’s Trust Account for each month it wishes to extend, or such later date as may be approved by Greenrose’s stockholders, may be considered a liquidation distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is Greenrose’s intention to redeem its public shares as soon as reasonably possible following August 13, 2021, subject to the Sponsor’s right to extend such date for up to an additional 3 months by depositing $569,250 in the Company’s Trust Account for each month it wishes to extend, or such later date as may be approved by Greenrose’s stockholders, in the event Greenrose does not complete its business combination and, therefore, Greenrose does not intend to comply with those procedures.

Because Greenrose will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires Greenrose to adopt a plan, based on facts known to Greenrose at such time that will provide for its payment of all existing and pending claims or claims that may be potentially brought against Greenrose within the ten years following its dissolution. However, because Greenrose is a blank check company, rather than an operating company, and Greenrose’s operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from Greenrose’s vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. If Greenrose’s plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. Greenrose cannot assure you that it will properly assess all claims that may be potentially brought against it. As such, Greenrose’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of Greenrose’s stockholders may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of the Trust Account distributed to the public stockholders upon the redemption of the public shares in the event Greenrose does not complete its initial business combination by August 13, 2021, subject to the Sponsor’s right to extend such date for up to an additional three months by depositing

$569,250 in the Company’s Trust Account for each month it wishes to extend, or such later date as may be approved by Greenrose’s stockholders, is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution.

Greenrose’s stockholders cannot be sure of the market value of Greenrose’s securities upon completion of a Business Combination.

The market value of the Common Stock at the time of the Closing of one or more Business Combination is effected may vary significantly from its price on the date the Business Combination Agreement was executed, the date of this proxy statement or the date on which Greenrose stockholders vote on the Business Combinations. Following consummation of one or more Business Combinations, the market price of Greenrose’s securities may be influenced by many factors, some of which are beyond its control, including those described above and the following:

•        changes in financial estimates by analysts;

•        announcements by it or its competitors of significant contracts, productions, acquisitions or capital commitments;

•        fluctuations in its quarterly financial results or the quarterly financial results of companies perceived to be similar to it;

•        general economic conditions;

•        changes in market valuations of similar companies;

•        catastrophic events, including acts of terrorism, outbreak of war or hostilities, natural disasters and global health crises, including the coronavirus (COVID-19) pandemic;

•        changes in its capital structure, such as future issuances of securities or the incurrence of additional debt;

•        future sales of Common Stock;

•        investor perception of the cannabis industry;

•        regulatory developments in the United States;

•        litigation involving Greenrose, its subsidiaries or its general industry; and

•        additions or departures of key personnel

•        the other risks discussed under the headings “— Risks Related to the Business Combinations and Post-Closing Operations of Greenrose” and “— Risks Related to Greenrose’s Business.”

In addition, it is possible that one or more Business Combinations may not be completed until a significant period of time has passed after the special meeting of stockholders. As a result, the market value of Common Stock may vary significantly from the date of the special meeting of stockholders to the date of the completion of a Business Combination. You are urged to obtain up-to-date prices for the Common Stock. There is no assurance that any Business Combination will be completed, that there will not be a delay in the completion of a Business Combination or that all or any of the anticipated benefits of one or more of the Business Combinations will be obtained.

Greenrose’s initial stockholders have agreed to vote in favor of the Business Combinations, regardless of how the public stockholders vote.

Unlike some other blank check companies in which the initial stockholders agree to vote their Founder Shares in accordance with the majority of the votes cast by the public stockholders in connection with an initial business combination, the initial stockholders have agreed to vote their Founder Shares, Private Shares as well as any Public Shares purchased during or after the IPO, in favor of the Business Combinations. The Sponsor and Underwriter own approximately 20.7%

of the outstanding shares of Common Stock. Accordingly, it is more likely that the necessary stockholder approval to complete the Business Combinations will be received than would be the case if the initial stockholders agreed to vote their respective shares in accordance with the majority of the votes cast by the public stockholders.

The exercise of discretion by Greenrose’s directors and officers in agreeing to changes to the terms of or waivers of closing conditions in any of the Business Combination Agreements may result in a conflict of interest when determining whether such changes to the terms of such Business Combination Agreement or waivers of conditions are appropriate and in the best interests of Greenrose securityholders.

In the period prior to the Closing, events may occur that, pursuant to any of the Business Combination Agreements, may cause Greenrose to agree to amend any of the Business Combination Agreements or to consent to certain actions or to waive rights that Greenrose is entitled to under each of the Business Combination Agreements. Such events could arise because of changes in the course of a Target Businesses’ operations or business, a request by a Target Business to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement with such Target Business, or the occurrence of other events that would have a material adverse effect on a Target Business and would entitle Greenrose to terminate the Business Combination Agreement with such Target Business. In any of such circumstances, it would be in Greenrose’s discretion, acting through its Board, to grant Greenrose’s consent or waive its rights. The existence of the financial and personal interests of the directors described elsewhere in this proxy statement may result in a conflict of interest on the part of one or more of the directors between what he may believe is best for Greenrose and its securityholders and what he may believe is best for himself or his affiliates in determining whether or not to take the requested action. As of the date of this proxy statement, Greenrose does not believe there will be any changes or waivers that its directors and officers would be likely to make after stockholder approval of the Business Combinations has been obtained. While certain changes could be made without further stockholder approval, if there is a change to the terms of the transaction that would have a material impact on the stockholders, Greenrose will be required to circulate a new or amended proxy statement or supplement thereto and resolicit the vote of its stockholders with respect to the Business Combinations Proposal.

Greenrose’s Board did not obtain a fairness opinion in determining whether or not to proceed with each of the Business Combinations.

In analyzing the Business Combinations, the Board conducted significant due diligence on each of the Target Businesses. For a complete discussion of the factors utilized by the Board in approving the Business Combinations, see the section titled, “The Business Combinations Proposal — Greenrose’s Board of Directors’ Reasons for the Approval of the Business Combinations.” The Board believes because of the financial skills and background of its directors, and the financial information supporting the Business Combinations provided by Greenrose’s management team, it was qualified to conclude that each of the Business Combinations was fair from a financial perspective to Greenrose’s stockholders and that the Target Businesses’ fair market value was at least 80% of the assets held in the Trust Account, excluding taxes payable on the income earned on the Trust Account, at the time of the signing of the Business Combination Agreements. Notwithstanding the foregoing, the Board did not obtain a fairness opinion to assist it in its determination.

The Business Combinations Proposal provides Greenrose’s stockholders an opportunity to either vote in favor or against all of the Business Combinations and not each Business Combination individually; therefore, stockholders may vote in favor of the Business Combinations Proposal even if they do not approve one or more of the Business Combinations.

The Board has determined that completing all of the Business Combinations is in the best interest of Greenrose’s shareholders and therefore the Business Combinations Proposal provides Greenrose’s stockholders an opportunity to vote “for” or “against” all of the Business Combinations and not each Business Combination individually. As a result, stockholders may either vote in favor of the Business Combinations Proposal even if they are not in favor of one or more of the Business Combinations, or may vote against the Business Combinations Proposal even if they are in favor of one or more of the Business Combinations. It is possible that having the Business Combinations Proposal require stockholders to approve all of the Business Combinations together may decrease the likelihood of obtaining sufficient stockholder vote to approve the Business Combinations Proposal, or may increase the likelihood that stockholders will exercise their right to have their shares redeemed.

None of the Business Combination Agreements provide that the Closing of such Business Combination is contingent on Greenrose closing on any of the other Business Combinations; accordingly, we may ultimately close on fewer than all of the Business Combination, which could significantly affect Greenrose’s future strategies and operations.

If the Business Combinations Proposal is approved by Greenrose’s stockholders, Greenrose will close on each of the Business Combinations when the conditions to closing of each respective Business Combination Agreement have been met; none of the Business Combination Agreements require us to consummate any of the other Business Combinations as a condition to closing. Accordingly, it is possible that we ultimately close on fewer than all of the Business Combinations. If we do not close on all of the Business Combinations, or if the closing of any of the Business Combinations is delayed, it could significantly affect Greenrose’s future strategies and operations.

Additionally, if the Closing of any of the Business Combinations is delayed it may require us to expend significant resources, and divert management’s attention, to focus on closing such Business Combination.

The Sponsor and Greenrose’s executive officers and directors have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combinations Proposal and approval of the other proposals described in this proxy statement.

When you consider the recommendation of the Board in favor of approval of the Business Combinations Proposal, you should keep in mind that certain of Greenrose’s directors and officers have interests in the Business Combinations that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the beneficial ownership of the Sponsor, of which all but one of Greenrose’s directors and all of its officers is directly or indirectly a member of, of an aggregate of 4,312,500 Founder’s Shares purchased by Sponsor for $25,000, which shares would become worthless if Greenrose does not complete a business combination within the applicable time period, as the initial stockholders have waived any right to redemption with respect to these shares. Such shares have an aggregate market value of approximately $[    ], based on the closing price of the Greenrose Common Stock of $[    ] on Nasdaq on [    ], 2021;

•        the beneficial ownership of the Sponsor of an aggregate of 220,000 Private Units and 1,100,000 Private Warrants, which securities and would become worthless if Greenrose does not complete a business combination within the applicable time period. Such securities have an aggregate market value of approximately $[    ], based on the closing price of the Public Units of $[    ] and Public Warrants of $[    ] on Nasdaq on [    ], 2021;

•        Sponsor has loaned Greenrose an aggregate of $2,000,000, which loans would, at the discretion of Sponsor either be repaid upon completion of a business combination or converted into Private Units at a price of $10.00 per Private Unit and/or Private Warrants at a price of $1.00 per Private Warrant. If Greenrose does not complete a business combination within the applicable time period, it would not repay the loans and Sponsor would not receive any securities of Greenrose;

•        the continuation of each of the directors of Greenrose following the consummation of the Business Combinations;

•        Greenrose’s Board will not receive reimbursement for any out-of-pocket expenses incurred by them on Greenrose’s behalf incident to identifying, investigating and consummating a business combination to the extent such expenses exceed the amount not required to be retained in the Trust Account, unless a business combination is consummated;

•        the continuation of each of the executive officers of Greenrose following the consummation of the Business Combinations, each of whom is expected to enter into an employment agreement with Greenrose; and

•        the continued indemnification of current directors and officers of Greenrose and the continuation of directors’ and officers’ liability insurance after the Business Combinations.

These interests may influence Greenrose’s directors in making their recommendation to vote in favor of the Business Combinations Proposal and the other proposals described in this proxy statement. You should also read the section titled “The Business Combinations Proposal — Interests of Greenrose Directors and Officers in the Business Combinations.”

If the PIPE Financing is not consummated, Greenrose may not have enough funds to complete any of the Business Combinations.

The Theraplant Merger Agreement provides that Greenrose may terminate the Theraplant Merger Agreement if Greenrose has at least an aggregate of $120,000,000 of cash held either in or outside of the Trust Account at the

Closing, the TH Asset Purchase Agreement provides that Greenrose must have at least an aggregate of $70,000,000 of cash held either in or outside of the Trust Account at the Closing. While the amount in the Trust Account is in excess of $120,000,000 as of the date of this proxy statement, if there are substantial redemptions of public shares in connection with the Business Combinations, Greenrose may require additional funds from the PIPE Financings in order to consummate the Business Combinations. If the PIPE Financing is not consummated prior to the Closing of a Business Combination, Greenrose may not have sufficient funds to meet the minimum cash requirements in any of the Business Combination Agreement.

Public stockholders at the time of the Business Combinations who purchased their units in Greenrose’s initial public offering and do not exercise their redemption rights may pursue rescission rights and related claims.

The public stockholders may allege that some aspects of the Business Combinations are inconsistent with the disclosure contained in the prospectus issued by Greenrose in connection with the offer and sale in its initial public offering of units, including the structure of the proposed Business Combinations and the business of the Target Businesses. Consequently, a public stockholder who purchased shares in the initial public offering (excluding the initial stockholders) and still holds them at the time of the consummation of a Business Combination and who does not seek to exercise redemption rights might seek rescission of the purchase of the units such holder acquired in the initial public offering. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in the value of such holder’s shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. If stockholders bring successful rescission claims against Greenrose, it may not have sufficient funds following the consummation of any of the Business Combinations to pay such claims, or if claims are successfully brought against Greenrose following the consummation of a Business Combination, Greenrose’s results of operations could be adversely affected and, in any event, Greenrose may be required in connection with the defense of such claims to incur expenses and divert employee attention from other business matters.

We have identified a material weakness in our internal control over financial reporting as of December 31, 2020. If we are unable to develop and maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results in a timely manner, which may adversely affect investor confidence in us and materially and adversely affect our business and operating results.

Following the issuance of the SEC Statement management and our audit committee concluded that it was appropriate to restate our previously issued audited financial statements as of and for the period ended December 31, 2020 (the “Restatement”). We are also restating the financial statements as of February 13, 2020; and as of and for the periods ended March 31, 2020, June 30, 2020 and September 30, 2020. See “Our private warrants are accounted for as liabilities and the changes in value of our private warrants could have a material effect on our statement reporting.” As part of such process, we identified a material weakness in our internal controls over financial reporting.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected and corrected on a timely basis.

Effective internal controls are necessary for us to provide reliable financial reports and prevent fraud. We continue to evaluate steps to remediate the material weakness. These remediation measures may be time consuming and costly and there is no assurance that these initiatives will ultimately have the intended effects.

If we identify any new material weaknesses in the future, any such newly identified material weakness could limit our ability to prevent or detect a misstatement of our accounts or disclosures that could result in a material misstatement of our annual or interim financial statements. In such case, we may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to applicable stock exchange listing requirements, investors may lose confidence in our financial reporting and our stock price may decline as a result. We cannot assure you that the measures we have taken to date, or any measures we may take in the future, will be sufficient to avoid potential future material weaknesses.

We may face litigation and other risks as a result of the material weakness in our internal control over financial reporting.

As a result of the material weakness, referred to in the preceding risk factor, the Restatement, the change in accounting for the private warrants, and other matters raised or that may in the future be raised relating to any material weakness, we face potential for litigation or other disputes which may include, among others, claims invoking the federal and state securities laws, contractual claims or other claims arising from the Restatement and material weaknesses in our internal control over financial reporting and the preparation of our financial statements. As of the date of the Greenrose Annual Report on Form 10-K/A May 27, 2021 we have no knowledge of any such potential claim, litigation or dispute. However, we can provide no assurance that such litigation or dispute will not arise in the future. Any such litigation or dispute, whether successful or not, could have a material adverse effect on our business, results of operations and financial condition or our ability to complete a Business Combination.

Our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern.”

We have incurred and expect to continue to incur significant costs in pursuit of our financing and acquisition plans. Management’s plans to address this need for capital are discussed in the section of the Greenrose Annual Report on Form 10-K/A filed on May 27, 2021 titled “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Note 1 of the notes to the financial statements included in the Greenrose Annual Report on Form 10-K/A filed on May 27, 2021. We cannot assure you that our plans to raise capital or to consummate an initial business combination will be successful. These factors, among others, raise substantial doubt about our ability to continue as a going concern.

Risks Related to the Business Combinations and Post-Closing Operations of Greenrose

Each of Greenrose and the Target Businesses have incurred and will incur substantial costs in connection with the Business Combination and related transactions, such as legal, accounting, consulting and financial advisory fees.

As part of the Business Combinations, each of Greenrose and the Target Businesses are utilizing professional service firms for legal, accounting and financial advisory services. Although the parties have been provided with estimates of the costs for each advisory firm, the total actual costs may exceed those estimates. In addition, the companies may retain consulting services to assist in the integration of the businesses upon Closing. These consulting services may extend beyond the current estimated time frame thus resulting in higher than expected costs.

While Greenrose and the Target Businesses work to complete each of the Business Combinations, each of the Target Businesses’ management’s focus and resources may be diverted from operational matters and other strategic opportunities.

Successful completion of each of the Business Combinations may place a significant burden on management and other internal resources of each of the Target Businesses. The diversion of management’s attention and any difficulties encountered in the transition process could harm each of the Target Businesses’ business, financial condition, results of operations and prospects and Greenrose’s following any of the Business Combination. In addition, uncertainty about the effect of the Business Combinations on each of the Target Businesses’ systems, employees, consultants, customers, distributors, suppliers, partners, and other third parties, including regulators, may have an adverse effect on Greenrose following any of the Business Combinations. These uncertainties may impair Greenrose’s ability to attract, retain and motivate key personnel for a period of time after the completion of any of the Business Combinations.

Obtaining the required consent from regulators in each of the jurisdictions may prove to be costly and time consuming and may delay the closing of one or more of the Business Combinations.

The Target Businesses are located in seven states that may have additional jurisdictional requirements. In order to complete each of the Business Combinations, we will be required to obtain the consent of the cannabis regulator in each jurisdiction, each of which has different requirements. Obtaining such consents, of which there is no guarantee, may prove to be costly and time consuming and may delay the closing of one or more of the Business Combinations. [SEE “Regulatory Considerations” section].

The Target Businesses are located in different jurisdictions and we may find it difficult integrating each of the Target Businesses into our Post-Combinations Company.

Upon completion of the Business Combinations, Greenrose will have operations in seven states and managing each of these businesses and integrating them into a single unified company may be difficult and could have a material adverse effect on Greenrose’s business, financial condition and results of operations.

Greenrose’s management, which is largely expected to remain the same following consummation of the Business Combinations, does not have experience managing a public company or complying with public company obligations, and fulfilling these obligations will be expensive, time consuming, and may divert management’s attention from the day-to-day operation of its business.

Upon completion of the Business Combinations, Greenrose’s management is largely expected to remain the same, except that Gary Rexroad, Shango’s Chief Executive Officer is expected to serve as Greenrose’s Chief Operating Officer, and Greenrose’s senior management does not have experience managing a publicly-traded company and have limited experience complying with the increasingly complex laws pertaining to public companies. In particular, the significant regulatory oversight and reporting obligations imposed on public companies will require substantial attention from Greenrose’s senior management and may divert attention away from the day-to-day management of its after businesses, which could have a material adverse effect on Greenrose’s business, financial condition and results of operations. Similarly, corporate governance obligations, including with respect to the development and implementation of appropriate corporate governance policies, and concurrent service on the Board and possibly multiple board committees, will impose additional burdens on Greenrose’s non-executive directors.

Additionally, because each of the Target Businesses have operated as a private company, Greenrose may be required to expend significant resources to ensure that upon consummation of each of the Business Combinations Greenrose has sufficient systems in place to allow it to comply with its obligations as a publicly-traded company.

Management of certain Target Businesses have interests in competing businesses that may create a conflicts of interest in allocating their time.

While we intend to maintain the key personnel of the Target Businesses following completion of each of the Business Combinations, the management of some of the Target Businesses have interests in competing businesses. For example:

Gary Rexroad, the Chief Executive Officer of Shango who will serve as Chief Operating Officer of Greenrose, has minority ownership and commercial interest in enterprises that cultivate and distribute cannabis and CBD products outside of Shango. While Mr. Rexroad’s employment agreement requires him to devote sufficient time to Greenrose’s business to carry out his duties, neither his employment agreement nor his non-competition agreement restrict him from assisting any of these businesses in a way that may be competitive to Greenrose.

Daniel Emmans, the Chief Executive Officer of Theraplant who will serve as Regional President, has an ownership interest in Northeast Bio, which is seeking to obtain a license to cultivate cannabis in the State of Connecticut. While Mr. Emman’s employment agreement requires him to devote sufficient time to Greenrose’s business to carry out his duties, neither his employment agreement nor his non-competition agreement restrict him from assisting any of these businesses in a way that may be competitive to Greenrose.

Following the consummation of any and all of the Business Combinations, Greenrose will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations.

Following the consummation of any and all of the Business Combinations, Greenrose will face a significant increase in insurance, legal, accounting, administrative and other costs and expenses as a public company that none of the Target Businesses incur as a private company. The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), including the requirements of Section 404, as well as rules and regulations subsequently implemented by the SEC, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the rules and regulations promulgated and to be promulgated thereunder, the Public Company Accounting Oversight Board, the SEC and the securities exchanges, impose additional reporting and other obligations on public companies. Compliance with public company requirements will increase costs and make certain activities more time-consuming. A number of those requirements will require Greenrose to carry out activities that none of the Target Businesses have previously done. For example, Greenrose will likely adopt new internal controls and disclosure controls and procedures. In addition, additional expenses associated with SEC reporting requirements will be incurred. Furthermore, if any issues in complying with those requirements are identified (for example, if the auditors identify a material weakness or significant deficiency in the internal control over financial reporting), Greenrose could incur additional costs rectifying those issues, and the existence of those issues could adversely affect Greenrose’s reputation or investor perceptions of it. Being a public company could make it more difficult or costly for Greenrose to obtain certain types of insurance, including director and officer liability insurance, and Greenrose may be forced to accept reduced policy limits and coverage with increased self-retention risk or incur substantially higher costs to obtain the same or similar coverage. Being a public company could also make it more difficult and expensive for Greenrose to attract and retain qualified persons to serve on the Board, board committees or as executive officers. Furthermore, if Greenrose is unable to satisfy its obligations as a public company, it could be subject to delisting of its common shares, fines, sanctions and other regulatory action and potentially civil litigation.

The additional reporting and other obligations imposed by various rules and regulations applicable to public companies will increase legal and financial compliance costs and the costs of related legal, accounting and administrative activities. These increased costs will require Greenrose to divert a significant amount of money that could otherwise be used to expand the business and achieve strategic objectives. Advocacy efforts by shareholders and third parties may also prompt additional changes in governance and reporting requirements, which could further increase costs.

Failure to maintain effective internal controls over financial reporting could have a material adverse effect on Greenrose’s business, operating results and stock price.

Prior to the consummation of any of the Business Combinations, none of the Target Businesses are either a publicly listed company, or an affiliate of a publicly listed company, and has not dedicated accounting personnel and other resources to address internal control and other procedures commensurate with those of a publicly listed company. Effective internal control over financial reporting is necessary to increase the reliability of financial reports.

The standards required for a public company under Section 404(a) of the Sarbanes-Oxley Act are significantly more stringent than those required of each of the Target Businesses as a privately held company. Management may not be able to effectively and timely implement controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements that will be applicable after any of the Business Combinations. If Greenrose is not able to implement the additional requirements of Section 404(a) in a timely manner or with adequate compliance, it may not be able to assess whether its internal controls over financial reporting are effective, which may subject it to adverse regulatory consequences and could harm investor confidence and the market price of the Common Stock.

Prior to each of the Business Combination, neither the Target Businesses nor their respective auditors were required to perform an evaluation of internal control over financial reporting as of December 31, 2019 and 2020 in accordance with the provisions of the Sarbanes-Oxley Act as each of the Target Businesses were private companies. Following completion of the first Business Combination, Greenrose’s independent registered public accounting firm will not be required to report on the effectiveness of its internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002 until Greenrose’s first annual report on Form 10-K following the date on which it ceases to qualify as an “emerging growth company,” which may be up to five full fiscal years following the date of the first sale of common equity securities pursuant to an effective registration statement. If such evaluation were performed, control deficiencies could be identified by our management, and those control deficiencies could also represent one or more material weaknesses. In addition, Greenrose cannot, at this time, predict the outcome of this determination and whether Greenrose will need to implement remedial actions in order to implement effective control over financial reporting. If in subsequent years Greenrose is unable to assert that Greenrose’s internal control over financial reporting is effective, or if Greenrose’s auditors express an opinion that Greenrose’s internal control over financial reporting is ineffective, Greenrose may fail to meet the future reporting obligations in a timely and reliable manner and its financial statements may contain material misstatements. Any such failure could also adversely cause our investors to have less confidence in the accuracy and completeness of our financial reports, which could have a material adverse effect on the price of Greenrose’s securities.

Greenrose will be deemed to be an “emerging growth company” and a “smaller reporting company” and, as a result of the reduced disclosure and governance requirements applicable to emerging growth companies and smaller reporting companies, the Common Stock may be less attractive to investors.

Greenrose will be deemed to be an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the JOBS Act, and it intends to take advantage of some of the exemptions from reporting requirements that are available to emerging growth companies, including:

•        not being required to comply with the auditor attestation requirements in the assessment of Greenrose’s internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act;

•        reduced disclosure obligations regarding executive compensation in periodic reports and registration statements; and

•        not being required to hold a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Greenrose may take advantage of these reporting exemptions until it is no longer an emerging growth company. Greenrose will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the date of the first sale of common equity securities pursuant to an effective registration statement, (b) in which Greenrose has total annual gross revenue of at least $1.07 billion, or (c) in which Greenrose is deemed to be a large accelerated filer, which means the market value of the Common Stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which Greenrose has issued more than $1.0 billion in non-convertible debt during the prior three-year period.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as Holdco is an emerging growth company. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. Greenrose has elected to avail itself of this exemption from new or revised accounting standards and, therefore, it may not be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies. Investors may find the Common Stock less attractive because Greenrose relies on these exemptions, which may result in a less active trading market for the Common Stock and the price of the Common Stock may be more volatile.

Greenrose is also deemed to be a “smaller reporting company” as defined in Rule 12b-2 under the Exchange Act, and is thus allowed to provide simplified executive compensation disclosures in its SEC filings, will be exempt from the provisions of Section 404(b) of Sarbanes-Oxley requiring that an independent registered public accounting firm provide an attestation report on the effectiveness of internal control over financial reporting and will have certain other reduced disclosure obligations with respect to its SEC filings. Greenrose will remain a “smaller reporting company” as long as, as of the last Business Day its recently completed second fiscal quarter, (i) the aggregate market value of its outstanding common stock held by non-affiliates (“public float”) is less than $250 million, or (ii) it has annual revenues of less than $100 million and public float of less than $700 million.

Greenrose cannot predict if investors will find its common shares less attractive because it will rely on the accommodations and exemptions available to emerging growth companies and smaller reporting companies. If some investors find Greenrose common shares less attractive as a result, there may be a less active trading market for the Common Stock and Greenrose’s share price may be more volatile.

Greenrose’s stockholders will have a reduced ownership and voting interest after consummation of the Business Combinations and will exercise less influence over management.

After the completion of the Business Combinations, Greenrose’s stockholders will own a smaller percentage of Greenrose than they currently own of Greenrose. Upon completion of the Business Combinations, it is anticipated that Greenrose’s stockholders (including the initial stockholders), will own approximately []% of Greenrose’s Common Stock immediately after the consummation of the Business Combinations, not including the Common Stock that may be issued as part as part of the earnout under the Shango Merger and the Futureworks Merger. Consequently, Greenrose’s stockholders, as a group, will have reduced ownership and voting power in Greenrose compared to their ownership and voting power in Greenrose. This percentage is calculated based on a number of assumptions, including that none of Greenrose’s existing public shareholders exercise their redemption rights. See the section titled “Estimated Outstanding Share Calculation” for further information.

The operations of each of the Target Businesses may be restricted during the pendency of the respective Business Combination pursuant to terms of the respective Business Combination Agreement.

Prior to the consummation of each of the Business Combination, each Target Business is subject to customary interim operating covenants relating to carrying on its business in the ordinary course of business and is also subject to customary restrictions on actions that may be taken during such period without Greenrose’s consent. As a result, each Target Business may be unable, during the pendency of its Business Combination, to make certain acquisitions and capital expenditures, borrow money and otherwise pursue other actions, even if such actions would prove beneficial.

Greenrose may incur successor liabilities due to conduct arising prior to the completion of each of the Business Combinations.

Greenrose may be subject to certain liabilities of each of the Target Businesses. Greenrose and each of the Target Businesses at times prior to closing may each become subject to litigation claims in the operation of its business, including, but not limited to, with respect to tax, regulatory, employee or contract matters. Any litigation may be expensive and time-consuming and could divert the attention of Greenrose’s management from its business and negatively affect its operating results or financial condition. Following the Closing of any of the Business Combinations, Greenrose may incur successor liabilities relating to these litigation claims and, in any event, as the holding company of each of the Target Businesses will bear the effects of any ongoing litigation claims. Furthermore, the outcome of any litigation cannot be guaranteed, and adverse outcomes can affect Greenrose and each of the Target Businesses negatively.

A member of our Management team may be subject to litigation.

In late March 2021, leakage was detected from the Piney Point, Florida site where HRK Holdings, LLC operates a ‘brownfield” industrial real estate project, including phosphogypsum containment ponds or “stacks” to remediate wastewater containing tailings from phosphate production. Operations at the phosphate plant for which the containment ponds were operated ceased twenty years ago. Wastewater more recently contained in the leaking stack was labeled “mixed seawater” by the Florida Department of Environmental Protection (“FDEP”) and contained sea water from dredging of Manatee Bay, rainwater, surface water runoff from local farmland, and byproducts of legacy phosphate production, making the mixed seawater high in phosphates and nitrates. One stack at the Piney Point site experienced a serious liner tear in a pond estimated to contain approximately 480 million gallons of wastewater, and the FDEP issued an emergency discharge order to reduce water volume of the affected stack. To minimize potential risk to public health and safety that could occur in the event of a potential catastrophic failure of the stack and any resultant uncontrolled discharge of water, Florida State and local County government officials ordered the immediate evacuation of more than 300 homes deemed to be within a zone of potential flooding in the proximity of the Piney Point facility. Efforts of County, State and Federal agencies, along with HRK, succeeded in preventing a catastrophic collapse of the stack after a four-day state of emergency, and on April 6, 2021, residents subject to the evacuation order were permitted to return to their homes.

Efforts have been ongoing to develop and implement a permanent resolution to the Piney Point facility’s challenges over a period of years in addressing the issues presented in operating the site. Possible environmental impact of the stack leakage and emergency discharge of wastewater into Manatee Bay are currently being evaluated. To date, FDEP testing of Tampa Bay affected by the discharged water meet “marine water quality standards”, as defined by FDEP.

In connection with responding to the Piney Point leak and emergency management thereof, public statements have made by County and State officials, including the Governor of Florida, to the effect that HRK will be held accountable for the incident.

Greenrose CEO William F. Harley III is the Managing Member and majority owner of The Arsenal Group, a partial owner of HRK Holdings LLC. At this time, it is uncertain what impact on HRK, or on its investors, including The Arsenal Group, any effort to assert accountability or seek any remedy in connection with the leak from the stack, subsequent emergency discharge of wastewater or future site management efforts by government agencies may have.

Certain of the Target Businesses have previously been subject to litigation.

An affiliate of Shango, Nevada Pure LLC was the subject of a business dispute among its members which was resolved by a settlement agreement reached in September 2, 2018. Pursuant to that settlement, former members of NevadaPure were granted liens aggregating approximately $5.9 million on the assets of NevadaPure LLC. In connection with Closing the proposed acquisition of Shango, all amounts owing under the settlement agreement are to be paid in full and the liens granted pursuant to the settlement agreement are to be discharged and released.

True Harvest is engaged in litigation relating to various business matters, including a dispute relating to a consulting services agreement with a consulting firm asserting that True Harvest is in breach of certain payment obligations, and that such party has filed liens securing its claims. Pursuant to the asset purchase agreement between Greenrose and True Harvest, Greenrose is not assuming liability for any litigation affecting True Harvest through the date of Closing, and Greenrose understands any liability payable by True harvest is to be paid by True Harvest in accordance with any settlement agreement entered to resolve pending litigation.

Subsequent to the completion of any of the Business Combinations, Greenrose may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on Greenrose’s financial condition, results of operations and the stock price, which could cause you to lose some or all of your investment.

Although Greenrose has conducted due diligence on each of the Target Companies, there can be no assurance that Greenrose’s diligence surfaced all material issues that may be present inside each of the Target Businesses, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of each of the Target Businesses’ and outside of Greenrose’s control will not later arise. As a result of these factors, Greenrose may be forced to later write-down or write off assets, restructure its operations, or incur impairment or other charges that could result in Greenrose reporting losses. Even if Greenrose’s due diligence successfully identified certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with Greenrose’s preliminary risk analysis. Even though these charges may be non-cash items and would not have an immediate impact on Greenrose’s liquidity, the fact that Greenrose reports charges of this nature could contribute to negative market perceptions about Greenrose or its securities. Accordingly, any stockholders who choose to remain stockholders following any of the Business Combinations could suffer a reduction in the value of their shares. Such stockholders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by Greenrose’s officers or directors of a duty of care or other fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that the proxy statement relating to the Business Combinations contained an actionable material misstatement or material omission.

If our goodwill or intangible assets become impaired, we may be required to record a significant charge to earnings.

Under generally accepted accounting principles, we review our amortizable intangible assets for impairment when events or changes in circumstances indicate the carrying value may not be recoverable. Goodwill and indefinite-lived intangible assets are tested for impairment at least annually. Factors that may indicate that the carrying value of our goodwill or intangible assets may not be recoverable include a decline in stock price and market capitalization, reduced future cash flow estimates and slower growth rates in our industry.

Greenrose’s and the Target Businesses’ ability to successfully effect each of the Business Combination and Greenrose’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of each of the Target Businesses, all of whom are expected to stay with Greenrose following each of the Business Combinations. The loss of such key personnel could negatively impact the operations and financial results of Greenrose.

Greenrose’s and each of the Target Businesses’ ability to successfully effect each of the Business Combinations and Greenrose’s ability to successfully operate the business following the Closing is dependent upon the efforts of certain key personnel of each of the Target Businesses. Although such key personnel are generally expected to remain with Greenrose following each of the Business Combinations, and Greenrose has entered into employment agreements with them that are effective as of the Closing of the respective Business Combination and require such individual to agree to remain with Greenrose as of the Closing, there can be no assurance that such individuals will continue to remain with Greenrose after the Closing of the respective Business Combination. It is possible that any of the Target Businesses may lose key personnel, the loss of which could negatively impact the operations and profitability of Greenrose.

Greenrose’s and each of the Target Businesses’ ability to consummate each of the Business Combinations, and the operations of Greenrose following each of the Business Combinations, may be materially adversely affected by the recent coronavirus (COVID-19) pandemic.

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the coronavirus disease (COVID-19) a “Public Health Emergency of International Concern.” On January 31, 2020, the U.S. Department of Health and Human Services declared a public health emergency for the United States to aid the U.S., and on March 11, 2020, the World Health Organization characterized the COVID-19 outbreak as a “pandemic.”

The COVID-19 pandemic has resulted, and other infectious diseases could result, in a widespread health crisis that has and could continue to adversely affect the economies and financial markets worldwide, which may delay or prevent the consummation of any of the Business Combinations, and the business of any of the Target Businesses or Greenrose following Closing of any of the Business Combination could be materially and adversely affected. The extent of such impact will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others.

The parties will be required to consummate each of the Business Combinations even if a Target Business, its business, financial condition and results of operations are materially affected by COVID-19. The definition of “Company Material Adverse Effect” in each of the Business Combination Agreements excludes effects arising from or relating to epidemics, pandemics, or disease outbreaks.

The disruptions posed by COVID-19 have continued, and other matters of global concern may continue, for an extensive period of time, and if any of the Target Businesses Are unable to recover from business disruptions due to COVID-19 or other matters of global concern on a timely basis, Greenrose’s and each of the Target Businesses’ ability to consummate the respective Business Combination and Greenrose’s financial condition and results of operations following consummation of each of the Business Combinations may be materially adversely affected. Each of Greenrose and the Target Businesses may also incur additional costs due to delays caused by COVID-19, which could adversely affect Greenrose’s financial condition and results of operations.

Some of the Target Businesses have a history of losses, have required to raise capital through the issuance of high interest debt and may not achieve or sustain profitability in the future.

Shango had a working capital deficit as of December 31, 2019 of $6.3 million and accumulated deficit of $13.1 million. As of December 31, 2020, Shango had an accumulated deficit of $15.2 million. Historically Shango has used debt and equity financing from both related and unrelated sources to supplement its operations.

Provisions in our amended and restated certificate of incorporation and bylaws and Delaware law may inhibit a takeover of us, which could limit the price investors might be willing to pay in the future for our common stock and could entrench management.

Our amended and restated certificate of incorporation and bylaws contain provisions that may discourage unsolicited takeover proposals that stockholders may consider to be in their best interests. Our Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. As a result, at a given annual meeting only a minority of the board of directors may be considered for election. Since our “staggered board” may prevent our stockholders from replacing a majority of our Board at any given annual meeting, it may entrench management and discourage unsolicited stockholder proposals that may be in the best interests of stockholders. Moreover, our board of directors has the ability to designate the terms of and issue new series of Preferred Stock.

We are also subject to anti-takeover provisions under Delaware law, which could delay or prevent a change of control. Together these provisions may make more difficult the removal of management and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, investments and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we will be required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business and results of operations.

There may be tax consequences to our Business Combinations that may adversely affect us.

While we expect to undertake any merger or acquisition so as to minimize taxes both to the acquired business and/or asset and us, such business combination might not meet the statutory requirements of a tax-free reorganization, or the parties might not obtain the intended tax-free treatment upon a transfer of shares or assets. A non-qualifying reorganization could result in the imposition of substantial taxes.

Our amended and restated certificate of incorporation will provide, subject to limited exceptions, that the Court of Chancery of the State of Delaware will be the sole and exclusive forum for certain stockholder litigation matters, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, employees or stockholders.

Our amended and restated certificate of incorporation requires, to the fullest extent permitted by law, that derivative actions brought in our name, actions against directors, officers and employees for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel.

Any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock shall be deemed to have notice of and consented to the forum provisions in our amended and restated certificate of incorporation.

This choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or any of our directors, officers, other employees or stockholders, which may discourage lawsuits with respect to such claims, although our stockholders will not be deemed to have waived our compliance with federal securities laws and the rules and regulations thereunder. Alternatively, if a court were to find the choice of forum provision contained in our amended and restated certificate of incorporation to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, operating results and financial condition.

Our amended and restated certificate of incorporation will provide that the exclusive forum provision will be applicable to the fullest extent permitted by applicable law. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder and Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act, the Securities Act or any other claim for which the federal courts have exclusive jurisdiction.

There are risks related to the cannabis industry to which we may be subject.

We will not invest in or consummate a business combination with a target business that we determine has been operating in violation of U.S. federal laws, other than the Controlled Substances Act. Nevertheless, business combinations with companies with operations in the cannabis industry entail special considerations and risks. If we are successful in completing any of the Business Combinations, we will be subject to, and possibly adversely affected by, the following risks:

•        the cannabis industry is extremely speculative, and its legality is uncertain and constantly changing, making it subject to inherent risks;

•        use of cannabis that is not in compliance with the Controlled Substances Act is illegal under federal law, and therefore, strict enforcement of federal laws regarding the use, cultivation, processing and/or sale of cannabis would likely result in our inability to execute a business plan in the cannabis industry;

•        changes in the current policies of the Biden Administration and the Department of Justice resulting in heightened enforcement of federal cannabis laws may negatively impact our ability to pursue our prospective business operations and/or generate revenues;

•        federal courts may refuse to recognize the enforceability of contracts pertaining to any business operations that are deemed illegal under federal law and, as a result, cannabis-related contracts could prove unenforceable in such courts;

•        consumer complaints and negative publicity regarding cannabis related products and services could lead to political pressure on states to implement new laws and regulations that are adverse to the cannabis industry or to reverse current favorable laws and regulations relating to cannabis;

•        assets leased or sold to cannabis businesses may be forfeited to the federal government in connection with government enforcement actions under federal law;

•        U.S. Food and Drug Administration regulation of cannabis and the possible registration of facilities where cannabis is grown could negatively affect the cannabis industry, which could directly affect our financial condition;

•        due to our proposed involvement in the regulated cannabis industry, we may have a difficult time obtaining the various insurance policies that are needed to operate our business, which may expose us to additional risks and financial liabilities;

•        the cannabis industry may face significant opposition from other industries that perceive cannabis products and services as competitive with their own, including but not limited to the pharmaceutical industry, adult beverage industry and tobacco industry, all of which have powerful lobbying and financial resources;

•        many national and regional banks have been resistant to doing business with cannabis companies because of the uncertainties presented by federal law and, as a result, we may have difficulty accessing the service of banks, which may inhibit our ability to open bank accounts, obtain financing in the future, or otherwise utilize traditional banking services;

•        laws and regulations affecting the regulated cannabis industry are varied, broad in scope and subject to evolving interpretations, and may restrict the use of the properties we acquire or require certain additional regulatory approvals, which could materially adversely affect our operations;

•        securities exchanges may not list companies engaged in the cannabis industry; and

•        Section 280E of the Internal Revenue Code, which disallows a tax deduction for any amount paid or incurred in carrying on any trade or business that consists of trafficking in controlled substances prohibited by federal or state law, may prevent us from deducting certain business expenditures, which would increase our net taxable income.

Any of the foregoing could have a material and adverse impact on our operations following consummation of a Business Combination.

The cannabis industry is an evolving industry, and we must anticipate and respond to changes.

The cannabis industry in the United States is growing significantly, although its development and evolution cannot yet be accurately predicted. While Greenrose has attempted to identify many risks specific to the cannabis industry, you should carefully consider that there are other risks that cannot be foreseen or are not described in this proxy statement, which could materially and adversely affect Greenrose’s business and financial performance. Greenrose’s long-term success will depend on its ability to successfully adjust its strategy to meet the changing market dynamics. If Greenrose is unable to successfully adapt to changes in the cannabis industry, Greenrose’s operations could be adversely affected.

If we are unable to recruit, train, retain and motivate key personnel, we may not achieve our business objectives.

Our future success depends on our ability to recruit, train, retain and motivate key personnel, including members of the management of the Target Businesses. Additionally, we face additional challenges in attracting, retaining and motivating highly qualified personnel due to our relationship to the cannabis industry, which is rapidly evolving and has varying levels of social acceptance. We do not maintain fixed term employment contracts or key man life insurance with any of our employees. Any failure to attract, train, retain and motivate qualified personnel could materially harm our operating results and growth prospects.

If we fail to manage our growth effectively, our brand, business and operating results could be harmed.

Upon completion of the Business Combinations we will experience rapid growth in our headcount and operations, which places substantial demands on management and our operational infrastructure. To manage the expected growth of our operations and personnel, we will be required to improve existing, and implement new, transaction-processing, operational and financial systems, procedures and controls. We will also be required to expand our finance, administrative and operations staff. We intend to continue making substantial investments in our technology, sales and data infrastructure. As we continue to grow, we must effectively integrate, develop and motivate a significant number of new employees, while maintaining the beneficial aspects of our existing corporate culture, which we believe fosters innovation, teamwork and a passion for our products and clients. In addition, our revenue may not grow at the same rate as the expansion of our business. There can be no assurance that our current and planned personnel, systems, procedures and controls will be adequate to support our future operations or that management will be able to hire, train, retrain, motivate and manage required personnel. If we are unable to manage our growth effectively, the quality of our platform, efficiency of our operations, and management of our expenses could suffer, which could negatively impact our brand, business, profitability and operating results.

Changes in existing laws, regulations or other factors could negatively impact our future effective tax rate.

Our future effective tax rate may be affected by such factors as changing interpretation of existing laws or regulations, the impact of accounting for equity-based compensation, the impact of accounting for business combinations, changes in our international organization, and changes in overall levels of income before tax. In addition, in the ordinary course of our global business, there are many intercompany transactions and calculations where the ultimate tax determination is uncertain.

Although we believe that our tax estimates are reasonable, we cannot ensure that the final determination of tax audits or tax disputes will not be different from what is reflected in our historical income tax provisions and accruals.

Natural disasters and other events beyond our control could harm our business.

Natural disasters or other catastrophic events, such as earthquakes, flooding, wildfires, power shortages, pandemics such as COVID-19, terrorism, political unrest, telecommunications failure, vandalism, cyberattacks, geopolitical instability, war, drought, sea level rise and other events beyond our control may cause damage or disruption to our operations, the operations of our suppliers and service providers, international commerce and the global economy, and could seriously harm our revenue and financial condition and increase our costs and expenses. The geographic location of our retail and production facilities, as well as the facilities of certain of our key suppliers and service providers, subject them to earthquake and wildfire risks. If a major earthquake, wildfire or other natural disaster were to damage our facilities or the facilities of suppliers and service providers, or impact the ability of our employees or the employees of our suppliers and service providers to travel to their workplace, we may experience potential impacts ranging from production and shipping delays to lost revenues and increased costs, which could significantly harm our business. Moreover, planned widespread blackouts during the peak wildfire season, such as those instituted in October 2019 by Pacific Gas and Electric, the public electric utility in the Northern California region, to avoid and contain wildfires sparked during strong wind events by downed power lines or equipment failure particularly if prolonged or frequent, could impact our operations and the operations of our suppliers and service providers located in the region. Many of our employees and the employees of such suppliers and service providers reside in or surrounding counties and may be unable to travel to work for the duration of any power shut off. We do not have multiple-site capacity for all of our operations in the event of a business disruption, and our insurance may not be sufficient to cover losses or additional expense that we may sustain. Furthermore, other parties in our supply chain are similarly vulnerable to natural disasters or other sudden, unforeseen, and severe adverse events. A natural disaster or other catastrophic event in any of our major markets could have a material adverse impact on our business, financial condition, results of operations, or cash flows. Also, in the event of damage or interruption, our insurance policies may not adequately compensate us for any losses that we may incur.

The impact of global, regional or local economic and market conditions may adversely affect our business, operating results and financial condition.

Our performance is subject to global economic conditions and economic conditions in one or more of our key markets, which impact spending by our clients and consumers. Many of our clients are small and medium-sized businesses that operate just a few retail locations, and their access to capital, liquidity and other financial resources is constrained due to the regulatory restrictions applicable to cannabis businesses. As a result, these clients may be disproportionately affected by economic downturns. Clients may choose to allocate their spending to items other than our platform, especially during economic downturns.

Economic conditions may also adversely impact retail sales of cannabis. Declining retail sales of cannabis could result in our clients going out of business or deciding to stop using our platform to conserve financial resources. Negative economic conditions may also affect third parties with whom we have entered into relationships and upon whom we depend in order to grow our business.

Furthermore, economic downturns could also lead to limitations on our ability to obtain debt or equity financing on favorable terms or at all, reduced liquidity, decreases in the market price of our securities following a Business Combination, decreases in the fair market value of our financial or other assets, and write-downs of and increased credit and collectability risk on our receivables, any of which could have a material adverse effect on our business, operating results or financial condition.

We will need to expand our organization and may experience difficulties in recruiting needed additional employees and consultants, which could disrupt operations.

As our development and commercialization plans and strategies develop, we will need additional managerial, operational, sales, marketing, financial, legal and other resources. The competition for qualified personnel in the cannabis industry is intense. Due to this intense competition, we may be unable to attract and retain the qualified personnel necessary for the development of our business or to recruit suitable replacement personnel.

Our management may need to divert a disproportionate amount of its attention away from our day-to-day activities and devote a substantial amount of time to managing these growth activities. We may not be able to effectively manage the expansion of its operations, which may result in weaknesses in its infrastructure, operational mistakes, loss of business opportunities, loss of employees and reduced productivity among remaining employees. Our expected growth could require significant capital expenditures and may divert financial resources from other projects, such as the development of additional products. If our management is unable to effectively manage its growth, its expenses may increase more than expected, and its ability to generate and/or grow revenue could be reduced and it may not be able to implement its business strategy. Our future financial performance and its ability to commercialize products and services and compete effectively will depend, in part, on its ability to effectively manage any future growth.

As our costs increase, we may not be able to generate sufficient revenue to maintain profitability in the future.

While our revenue has grown in recent periods, this growth may not be sustainable due to a number of factors, including the maturation of our business and the eventual decline in the number of new major geographic markets in which the sale of cannabis is permitted and to which we have not already expanded. We may not be able to generate sufficient revenue to sustain profitability. Additionally, our costs may increase in future periods as we expend substantial financial and other resources on, among other things:

•        sales and marketing, including continued investment in our current marketing efforts and future marketing initiatives;

•        hiring of additional employees, including our product and engineering teams;

•        expansion domestically and internationally in an effort to increase our client usage, client base, and our sales to our clients;

•        development of new products, and increased investment in the ongoing development of our existing products; and

•        general administration, including a significant increase in legal and accounting expenses related to public company compliance, continued compliance with various regulations applicable to cannabis industry businesses and other work arising from the growth and maturity of our Company.

These expenditures may not result in additional revenue or the growth of our business. If we fail to continue to grow revenue or to sustain profitability, the market price of our securities could decline, and our business, operating results and financial condition could be adversely affected.

Risks Related to Shango and the Shango Merger

Shango has a history of accumulated deficits as it financed its rapid growth with issuances of debt and equity. Shango’s audited financial statement include the going concern qualification that such financial statements have been presented without making such adjustments as would be required if Shango were not a going concern.

Buildout and operationalization of Michigan cultivation and manufacturing assets

Ability of Michigan dispensaries to maintain reasonable operating margins while purchasing all products on the wholesale market

Expansion of the Nevada cultivation

Competitive environment in Oregon

Competitive positioning of the California distribution business

Continuity of General management of the Shango enterprise when Brandon Rexroad moves into Chief Operating Officer role for Greenrose

Risks Related to Theraplant’s Business

Issuance of new cultivation licenses

Introduction in Connecticut of legislation authorizing recreational adult use may have an impact on patient or usage rates for medical use of cannabis; it is unclear what impact such trends, if significant and prolonged, may have on the business or prospects of Theraplant.

Change in competitive landscape – current players expand

Risks Related to Futureworks’ Business

Competitive intensity increases from larger vertically integrated companies

The Colorado market is characterized by increasing competition as better funded multistate operators increase their presence in the market, and as product delivery is anticipated to be authorized in the Denver and Boulder areas. In addition, Colorado’s regulatory framework is complex and evolving, requiring significant investment in and attention to regulatory compliance matters.

Home delivery may increase competition for market participants having only brick and mortar dispensaries

Risks Related to True Harvest’s Business

Additional cultivation assets enter market faster than anticipated

Because our business is dependent, in part, upon continued market acceptance of cannabis by consumers, any negative trends could adversely affect our business operations.

We are dependent on public support, continued market acceptance and the proliferation of consumers in the state-level cannabis markets. While we believe that the market and opportunities in the space will continue to grow, we cannot predict the future growth rate or size of the market. Any downturns in, or negative outlooks on, the cannabis industry may adversely affect our business and financial condition.

Expansion of our business is dependent on the continued legalization of cannabis.

Expansion of our business is in part dependent upon continued legislative authorization, including by voter initiatives and referenda, of cannabis in various jurisdictions worldwide. Any number of factors could slow, halt, or even reverse progress in this area. For example, some ballot measures in 2020 were delayed due to the COVID-19 pandemic. Further, progress for the industry, while encouraging, is not assured. While there may be ample public support for legislative action in a particular jurisdiction, numerous factors could impact the legislative process, including lobbying efforts by opposing stakeholders as well as legislators’ disagreements about how to legalize cannabis as well as the interpretation, implementation, and enforcement of applicable laws or regulations. Any one of these factors could slow or halt the legalization of cannabis, which would negatively impact our ability to expand our business. Additionally, the expansion of our business also depends on jurisdictions in which cannabis is currently legalized not narrowing, limiting or repealing existing laws legalizing and regulating cannabis, or altering the regulatory landscape in a way that diminishes the viability of cannabis businesses in those jurisdictions. Additionally, if such challenges are successful in any other jurisdictions that have legalized or are in the process of legalizing cannabis, our ability to expand our business would be negatively impacted.

Cannabis remains illegal under federal law, and therefore, strict enforcement of federal laws regarding cannabis would likely result in our inability to execute our business plan.

Cannabis, other than hemp (defined by the U.S. government as Cannabis sativa L. with a THC concentration of not more than 0.3% on a dry weight basis), is a Schedule I controlled substance under the CSA. Even in states or territories that have legalized cannabis to some extent, the cultivation, possession, and sale of cannabis all violate the CSA and are punishable by imprisonment, substantial fines and forfeiture. Moreover, individuals and entities may violate federal law if they aid and abet another in violating the CSA, or conspire with another to violate the law, and violating the CSA is a predicate for certain other crimes, including money laundering laws and the Racketeer Influenced and Corrupt Organizations Act. The U.S. Supreme Court has ruled that the federal government has the authority to regulate and criminalize the sale, possession and use of cannabis, even for individual medical purposes, regardless of whether it is legal under state law. For over five years, however, the U.S. government has not prioritized the enforcement of those laws against cannabis companies complying with state law and their vendors. No reversal of that policy of prosecutorial discretion is expected under a Biden administration given his campaign’s position on cannabis, discussed further below, although prosecutions against state-legal entities cannot be ruled out.

On January 4, 2018, then U.S. Attorney General Jeff Sessions issued a memorandum for all U.S. Attorneys (the “Sessions Memo”) rescinding certain past DOJ memoranda on cannabis law enforcement, including the Memorandum by former Deputy Attorney General James Michael Cole (the “Cole Memo”) issued on August 29, 2013, under the Obama administration. Describing the criminal enforcement of federal cannabis prohibitions against those complying with state cannabis regulatory systems as an inefficient use of federal investigative and prosecutorial resources, the Cole Memo gave federal prosecutors discretion not to prosecute state law compliant cannabis companies in states that were regulating cannabis, unless one or more of eight federal priorities were implicated, including use of cannabis by minors, violence, or the use of federal lands for cultivation. The Sessions Memo, which remains in effect, states that each U.S. Attorney’s Office should follow established principles that govern all federal prosecutions when deciding which cannabis activities to prosecute. As a result, federal prosecutors could and still can use their prosecutorial discretion to decide to prosecute even state-legal cannabis activities. Since the Sessions Memo was issued nearly three years ago, however, U.S. Attorneys have generally not prioritized the targeting of state law compliant entities.

Then Attorney General William Barr testified in his confirmation hearing on January 15, 2019, that he would not upset “settled expectations,” “investments,” or other “reliance interest[s]” arising as a result of the Cole Memo, and that he does not intend to devote federal resources to enforce federal cannabis laws in states that have legalized cannabis “to the extent people are complying with the state laws.” He stated: “My approach to this would be not to upset settled expectations and the reliance interests that have arisen as a result of the Cole Memorandum and investments have been made and so there has been reliance on it, so I don’t think it’s appropriate to upset those interests.” He also implied that the CSA’s prohibitions of cannabis may be implicitly nullified in states that have legalized cannabis: “[T]he current situation … is almost like a back-door nullification of federal law.” Industry observers generally have not interpreted Attorney General Barr’s comments to suggest that the DOJ would proceed with cases against participants who entered the state-legal industry after the Cole Memo’s rescission.

As such, we cannot assure that each U.S. Attorney’s Office in each judicial district where we operate will not choose to enforce federal laws governing cannabis sales against state-legal companies like our business clients. The basis for the federal government’s lack of recent enforcement with respect to the cannabis industry extends beyond the strong public sentiment and ongoing prosecutorial discretion. Since 2014, versions of the U.S. omnibus spending bill have included a provision prohibiting the DOJ, which includes the Drug Enforcement Administration, from using appropriated funds to prevent states from implementing their medical-use cannabis laws. In USA vs. McIntosh, the U.S. Court of Appeals for the Ninth Circuit held that the provision prohibits the DOJ from spending funds to prosecute individuals who engage in conduct permitted by state medical-use cannabis laws and who strictly comply with such laws. The court noted that, if the spending bill provision were not continued, prosecutors could enforce against conduct occurring during the statute of limitations even while the provision was previously in force. Other courts that have considered the issue have ruled similarly, although courts disagree about which party bears the burden of proof of showing compliance or noncompliance with state law. Our policies do not prohibit our state-licensed cannabis retailers from engaging in the cannabis business for adult use that is permissible under state and local laws. Consequently, certain of our retailers currently (and may in the future) sell adult-use cannabis, if permitted by such state and local laws now or in the future, and therefore may be outside any protections extended to medical-use cannabis under the spending bill provision. This could subject our clients to greater and/or different federal legal and other risks as compared to businesses where cannabis is sold exclusively for medical use, which could in turn materially adversely affect our business. Furthermore, any change in the federal government’s enforcement posture with respect to state-licensed cannabis sales, including the enforcement postures of individual federal prosecutors in judicial districts where we operate, would result in our inability to execute our business plan, and we would likely suffer significant losses with respect to client base, which would adversely affect our operations, cash flow and financial condition.

While President Biden’s campaign position on cannabis falls short of full legalization, he has campaigned on a platform of relaxing enforcement of cannabis proscriptions, including decriminalization generally. According to the Biden campaign website: “A Biden Administration will support the legalization of cannabis for medical purposes and reschedule cannabis as a CSA Schedule II drug so researchers can study its positive and negative impacts. This will include allowing the VA to research the use of medical cannabis to treat veteran-specific health needs.” He has pledged to “decriminalize” cannabis, which could prompt his U.S. Attorney General to issue policy guidance to U.S. Attorneys that they should not enforce federal cannabis prohibition against state law compliant entities and others legally transacting business with them. Indeed, the Biden-Sanders Unity Platform, which was released at the time President Biden won the Democratic Party nomination for President, affirmed that his administration would seek to “[de]criminalize marijuana use and legalize marijuana for medical purposes at the federal level;” “allow states to make their own decisions about legalizing recreational use;” and “automatically expunge all past marijuana convictions for use and possession.” Vice President Harris echoed these intentions during the vice presidential debate, saying that “[w]e will decriminalize marijuana and we will expunge the records of those who have been convicted of marijuana[-related offenses].” While President Biden’s promise to decriminalize likely would mean that the federal government would not criminally enforce the Schedule II status against state legal entities, the implications are not entirely clear.

Although the U.S. Attorney General could issue policy guidance to federal prosecutors that they should not interfere with cannabis businesses operating in compliance with states’ laws, any such guidance would not have the force of law, and could not be enforced by the courts. The President alone cannot legalize medical cannabis, and as states have demonstrated, legalizing medical cannabis can take many different forms. While rescheduling cannabis to the CSA’s Schedule II would ease certain research restrictions, it would not make the state medical or adult-use programs federally legal. Additionally, President Biden has not appointed any known proponents of cannabis legalization to the Office of National Drug Control Policy transition team. Furthermore, while industry observers are hopeful that changes in Congress, along with a Biden presidency, will increase the chances of federal cannabis policy reform, such as the Marijuana Opportunity Reinvestment and Expungement Act (or MORE Act), which was originally co-sponsored by now Vice President Harris in the Senate, or banking reform, such as the SAFE Banking Act, we cannot provide assurances about the content, timing or chances of passage of a bill legalizing cannabis, particularly in the Senate. Accordingly, we cannot predict the timing of any change in federal law or possible changes in federal enforcement. In the unlikely event that the federal government were to reverse its long-standing hands-off approach to the state legal cannabis markets and start more broadly enforcing federal law regarding cannabis, we would likely be unable to execute our business plan, and our business and financial results would be adversely affected.

There is currently no interstate commerce in the cannabis industry due to the federal prohibition of cannabis as a Schedule I narcotic. The relaxation of the federal laws prohibiting the sale of cannabis products across state lines will eventually lead to interstate commerce, which could have a material adverse effect on the business of the company.

Our business and our clients are subject to a variety of U.S. and foreign laws regarding financial transactions related to cannabis, which could subject our clients to legal claims or otherwise adversely affect our business.

We and our clients are subject to a variety of laws and regulations in the United States regarding financial transactions. Violations of the U.S. anti-money laundering (AML) laws require proceeds from enumerated criminal activity, which includes trafficking in cannabis in violation of the CSA. Financial institutions that both we and our clients rely on are subject to the Bank Secrecy Act, as amended by Title III of the USA Patriot Act. The penalties for violation of these laws include imprisonment, substantial fines and forfeiture.

In 2014, the DOJ under the Obama administration directed federal prosecutors to exercise restraint in prosecuting AML violations arising in the state legal cannabis programs and to consider the federal enforcement priorities enumerated in the Cole Memo when determining whether to charge institutions or individuals based upon cannabis-related activity. Around the same time, the Treasury Department issued guidance that clarified how financial institutions can provide services to cannabis-related businesses, consistent with financial institutions’ obligations under the Bank Secrecy Act. Then-Attorney General Sessions’ rescission of the DOJ’s guidance on the state cannabis programs in early 2018 increased uncertainty and heighted the risk that federal law enforcement authorities could seek to pursue money laundering charges against entities, or individuals, engaged in supporting the cannabis industry. On January 31, 2018, the Treasury Department issued additional guidance that the 2014 Guidance would remain in place until further notice, despite the rescission of the DOJ’s earlier guidance memoranda.

We are subject to a variety of laws and regulations in the United States and the Money Laundering Control Act (U.S.), as amended, and the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by governmental authorities in the United States. If any of our clients’ business activities, any dividends or distributions therefrom, or any profits or revenue accruing thereby are found to be in violation of money laundering statutes, our clients could be subject to criminal liability and significant penalties and fines. Any violations of these laws, or allegations of such violations, by our clients could disrupt our operations and involve significant management distraction and expenses. As a result, a significant number of our clients facing money laundering charges could materially affect our business, operations and financial condition. Additionally, proceeds from our clients’ business activities, including payments we have received from those clients, could be subject to seizure or forfeiture if they are found to be illegal proceeds of a crime transmitted in violation of anti-money laundering laws, which could have a material adverse effect on our business. Finally, if any of our clients are found to be violating the above statutes, this could have a material adverse effect on their ability to access or maintain financial services, as discussed in detail below, which could, in turn, have a material adverse effect on our business.

We are dependent on our banking relations, and we may have difficulty accessing or consistently maintaining banking or other financial services due to our connection with the cannabis industry.

We are dependent on the banking industry to support the financial functions of our products and solutions. Our business operating functions including payroll for our employees, real estate leases, and other expenses are reliant on traditional banking. Additionally, many of our clients pay us via wire transfer to our bank accounts, or via checks that we deposit into our banks. We require access to banking services for both us and our clients to receive payments in a timely manner. Lastly, to the extent we rely on any lines of credit, these could be affected by our relationships with financial institutions and could be jeopardized if we lose access to a bank account. Important components of our offerings depend on client accounts and relationships, which in turn depend on banking functions. Most federal and federally-insured state banks currently do not serve businesses that grow and sell cannabis products on the stated ground that growing and selling cannabis is illegal under federal law, even though the Treasury Department’s Financial Crimes Enforcement Network, or FinCEN, issued guidelines to banks in February 2014 that clarified how financial institutions can provide services to cannabis-related businesses, consistent with financial institutions’ obligations under the Bank Secrecy Act. While the federal government has generally not initiated financial crimes prosecutions against state-law compliant cannabis companies or their vendors, the government theoretically could, at least against companies in the adult-use markets. The continued uncertainty surrounding financial transactions related to cannabis activities and the subsequent risks this uncertainty presents to financial institutions may result in their discontinuing services to the cannabis industry or limit their ability to provide services to the cannabis industry or ancillary businesses providing services to the cannabis industry.

As a result of federal-level illegality and the risk that providing services to state-licensed cannabis businesses poses to banks, cannabis-related businesses face difficulties accessing banks that will provide services to them. When cannabis businesses are able to find a bank that will provide services, they face extensive client due diligence in light of complex state regulatory requirements and guidance from FinCEN, and these reviews may be time-consuming and costly, potentially creating additional barriers to financial services for, and imposing additional compliance requirements on, us and our clients. FinCEN requires a party in trade or business to file with the U.S. Internal Revenue Service, or the IRS, a Form 8300 report within 15 days of receiving a cash payment of over $10,000. If we fail to comply with these laws and regulations, the imposition of a substantial penalty could have a material adverse effect on our business, results of operations and financial condition. We cannot assure that our strategies and techniques for designing our products and solutions for our clients will operate effectively and efficiently and not be adversely impacted by any refusal or reluctance of banks to serve businesses that grow and sell cannabis products. A change in banking regulations or a change in the position of the banking industry that permits banks to serve businesses that grow and sell cannabis products may increase competition for us, facilitate new entrants into the industry offering products or solutions similar to those that we offer, or otherwise adversely affect our results of operations. Also, the inability of potential clients in our target market to open accounts and otherwise use the services of banks or other financial institutions may make it difficult for us to conduct business, including receiving payments in a timely manner.

We may have difficulty using bankruptcy courts due to our involvement in the regulated cannabis industry.

We currently have no need or plans to seek bankruptcy protection. U.S. courts have held that debtors whose income is derived from cannabis or cannabis assets in violation of the CSA cannot seek federal bankruptcy protections. A U.S. court could determine that our revenue is derived from cannabis or cannabis assets and prevent us from obtaining bankruptcy protections if necessary.

We may continue to be subject to constraints on marketing our products.

Certain of the states in which we operate have enacted strict regulations regarding marketing and sales activities on cannabis products, which could affect our cannabis retail clients’ demand for our listing and marketing services. There may be restrictions on sales and marketing activities of cannabis businesses imposed by government regulatory bodies that can hinder the development of our business and operating results because of the restrictions our clients face. If our clients are unable to effectively market our products and compete for market share, or if the costs of compliance with government legislation and regulation cannot be absorbed through increased selling prices for our products for our clients, this could hamper demand for our products and services from licensed cannabis retailers, which could result in a loss of revenue.

Cannabis businesses are subject to unfavorable U.S. tax treatment.

Section 280E of the Code does not allow any deduction or credit for any amount paid or incurred during the taxable year in carrying on business, other than costs of goods sold, if the business (or the activities which comprise the trade or business) consists of trafficking in controlled substances (within the meaning of Schedules I and II of the Controlled Substances Act). The IRS has applied this provision to cannabis operations, prohibiting them from deducting expenses associated with cannabis businesses beyond costs of goods sold and asserting assessments and penalties for additional taxes owed. Section 280E may have a lesser impact on cannabis cultivation and manufacturing operations than on sales operations, which directly affects our clients, who are cannabis retailers. However, Section 280E and related IRS enforcement activity have had a significant impact on the operations of all cannabis companies. An otherwise profitable cannabis business may operate at a loss after taking into account its U.S. income tax expenses.

Cannabis businesses may be subject to civil asset forfeiture.

Any property owned by participants in the cannabis industry used in the course of conducting such business, or that represents proceeds of such business or is traceable to proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture because of the illegality of the cannabis industry under federal law. Even if the owner of the property is never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture. Forfeiture of assets of our cannabis business clients could adversely affect our revenues if it impedes their profitability or operations and our clients’ ability to continue to subscribe to our services.

Due to our involvement in the cannabis industry, we may have a difficult time obtaining the various insurances that are desired to operate our business, which may expose us to additional risk and financial liability.

Insurance that is otherwise readily available, such as general liability and directors’ and officers’ insurance, is more difficult for us to find and is more expensive or contains significant exclusions because we are cannabis industry participants. There are no guarantees that we will be able to find such insurance coverage in the future or that the cost will be affordable to us. If we are forced to go without such insurance coverage, it may prevent us from entering into certain business sectors, may inhibit our growth, and may expose us to additional risk and financial liabilities. If we experience an uninsured loss, it may result in loss of anticipated cash flow and could materially adversely affect our results of operations, financial condition, and business.

There may be difficulty enforcing certain of our commercial agreements and contracts.

Courts will not enforce a contract deemed to involve a violation of law or public policy. Because cannabis remains illegal under U.S. federal law, parties to contracts involving the state-legal cannabis industry have argued that the agreement was void as federally illegal or against public policy. Some courts have accepted this argument in certain cases, usually against the company trafficking in cannabis. While courts have enforced contracts related to activities by state-legal cannabis companies, and the trend is generally to enforce contracts with state-legal cannabis companies and their vendors, there remains doubt and uncertainty that we will be able to enforce our commercial agreements in court for this reason. We cannot be assured that we will have a remedy for breach of contract, which would have a material adverse effect on our business.

If we fail to expand effectively into new markets, our revenue and business will be adversely affected.

While a key part of our business strategy is to add clients and consumers in our existing geographic markets, we intend to expand our operations into new markets if and as cannabis continues to be legalized. Any such expansion places us in competitive markets with which we may be unfamiliar, requires us to analyze the potential applicability of new and potentially complicated regulations regarding the usage, sale and marketing of cannabis, and involves various risks, including the need to invest significant time and resources and the possibility that returns on such investments will not be achieved for several years, if at all. As a result of such expansion, we may incur losses or otherwise fail to enter new markets successfully. In attempting to establish a presence in new markets, we expect to incur significant expenses and face various other challenges, such as expanding our compliance efforts to cover those new markets. These efforts may prove more expensive than we currently anticipate, and we may not succeed in increasing our revenues sufficiently to offset these expenses. Our current and any future expansion plans will require significant resources and management attention.

Additional Regulatory Risks

Marijuana remains illegal under federal law, and enforcement of cannabis laws could change.

Cannabis is illegal under U.S. federal law.    In those states in which the use of cannabis has been legalized, its use remains a violation of federal law pursuant to the Controlled Substances Act (21 U.S.C. § 811). The Controlled Substances Act classifies cannabis as a Schedule I controlled substance, and as such, medical and adult use cannabis use is illegal under U.S. federal law. Unless and until Congress amends the Controlled Substances Act with respect to cannabis (and the President approves such amendment), there is a risk that federal authorities may enforce current federal law. If that occurs, we may be deemed to be producing, cultivating or dispensing cannabis and drug paraphernalia in violation of federal law. Since federal law criminalizing the use of cannabis pre-empts state laws that legalize its use, enforcement of federal law regarding cannabis is a significant risk and would greatly harm our business, prospects, revenue, results of operation and financial condition.

Our activities are, and will continue to be, subject to evolving regulation by governmental authorities. We are directly or indirectly engaged in the medical and adult use cannabis industry in the United States where local state law permits such activities. The legality of the production, cultivation, extraction, distribution, retail sales, transportation and use of cannabis differs among states in the United States. Due to the current regulatory environment in the United States, new risks may emerge, and management may not be able to predict all such risks.

As of June 2021, there are 36 states in the U.S., in addition to Washington D.C., Puerto Rico, Guam and the U.S. Virgin Islands, that have laws and/or regulations that recognize, in one form or another, legitimate medical uses for cannabis and consumer use of cannabis in connection with medical treatment. Alaska, Arizona, California, Colorado, Illinois, Maine, Massachusetts, Michigan, Montana, Nevada, New Jersey, New York, Oregon, South Dakota, Vermont, Washington, Washington, D.C., and Guam have legalized cannabis for adult use.

Our activities in the medical and adult use cannabis industry may be illegal under the applicable federal laws of the United States. There can be no assurances that the federal government of the United States will not seek to enforce the applicable laws against us. The consequences of such enforcement would be materially adverse to us and our business, including our reputation, profitability and the market price of our publicly traded shares, and could result in the forfeiture or seizure of all or substantially all of our assets.

Due to the conflicting views between state legislatures and the federal government regarding cannabis, cannabis businesses are subject to inconsistent laws and regulations.

There can be no assurance that the federal government will not enforce federal laws relating to cannabis and seek to prosecute cases involving cannabis businesses that are otherwise compliant with state laws in the future.

The U.S. administration under President Obama attempted to address the inconsistent treatment of cannabis under state and federal law in the Cole Memorandum which Deputy Attorney General James Cole sent to all U.S. Attorneys in August 2013 that outlined certain priorities for the U.S. Department of Justice (“DOJ”) relating to the prosecution of cannabis offenses. The Cole Memorandum held that enforcing federal cannabis laws and regulations in jurisdictions that have enacted laws legalizing cannabis in some form and that have also implemented strong and effective regulatory and enforcement systems to control the cultivation, processing, distribution, sale and possession of cannabis, conduct in compliance with those laws and regulations was not a priority for the DOJ. Instead, the Cole Memorandum directed U.S. Attorney’s Offices discretion not to investigate or prosecute state law compliant participants in the medical cannabis industry who did not implicate certain identified federal government priorities, including preventing interstate diversion or distribution of cannabis to minors.

As discussed above, on January 4, 2018, then U.S. Attorney General Jeff Sessions formally issued the Sessions Memorandum, which rescinded the Cole Memorandum effective upon its issuance. The Sessions Memorandum stated, in part, that current law reflects “Congress’ determination that cannabis is a dangerous drug and cannabis activity is a serious crime”, and Mr. Sessions directed all U.S. Attorneys to enforce the laws enacted by Congress and to follow well-established principles that govern all federal prosecutions when deciding whether to pursue prosecutions related to cannabis activities. As a result, federal prosecutors could, and still can, use their prosecutorial discretion to decide to prosecute actors compliant with their state laws. Although there have not been any identified prosecutions of state law compliant cannabis entities, there can be no assurance that the federal government will not enforce federal laws relating to cannabis in the future. Jeff Sessions resigned as U.S. Attorney General on November 7, 2018. On February 14, 2019, William Barr was confirmed as U.S. Attorney General. However, in a written response to questions from U.S. Senator Cory Booker made as a nominee, Attorney General Barr stated “I do not intend to go after parties who have complied with state law in reliance on the Cole Memo.” Nonetheless, there is no guarantee that state laws legalizing and regulating the sale and use of cannabis will not be repealed or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. Unless and until the United States Congress amends the CSA with respect to cannabis (and as to the timing or scope of any such potential amendments there can be no assurance), there is a risk that federal authorities may enforce current U.S. federal law.

The Department of Justice under Mr. Barr did not take a formal position on federal enforcement of laws relating to cannabis. Mr. Barr has stated publicly that his preference would be to have a uniform federal rule against cannabis, but, absent such a uniform rule, his preference would be to permit the existing federal approach of leaving it up to the states to make their own decisions.

Furthermore, Acting Attorney General Monty Wilkinson, who began in his position on January 20, 2021, has not provided a clear policy directive for the United States as it pertains to state-legal cannabis-related activities. President Biden has nominated, and the United States Senate has confirmed, Merrick Garland to serve as Attorney General in the Biden administration. It is not yet known whether the Department of Justice under President Biden and Attorney General Garland, will re-adopt the Cole Memorandum or announce a substantive cannabis enforcement policy.

If the Department of Justice policy under Acting Attorney General Wilkinson or Attorney General Garland were to aggressively pursue financiers or owners of cannabis-related businesses, and United States Attorneys followed such Department of Justice policies through pursuing prosecutions, then the Company could face (i) seizure of its cash and other assets used to support or derived from its cannabis operations, (ii) the arrest of its employees, directors, officers, managers and investors, and charges of ancillary criminal violations of the CSA for aiding and abetting and conspiring to violate the CSA by virtue of providing financial support to cannabis companies that service or provide goods to state-licensed or permitted cultivators, processors, distributors, and/or retailers of cannabis, and/or (iii) the barring of its employees, directors, officers, managers and investors who are not United States citizens from entry into the United States for life.

One legislative safeguard for the medical cannabis industry, appended to federal appropriations legislation, remains in place. Currently referred to as the “Rohrabacher-Blumenauer Amendment”, this so-called “rider” provision has been appended to the Consolidated Appropriations Acts for fiscal years 2015, 2016, 2017, 2018, and 2019. Under the terms of the Rohrabacher-Blumenauer rider, the federal government is prohibited from using congressionally appropriated funds to enforce federal cannabis laws against regulated medical cannabis actors operating in compliance with state and local law. On December 20, 2019, then President Donald Trump signed the Consolidated Appropriations Act, 2020 which included the Rohrabacher-Blumenauer Amendment, which prohibits the funding of federal prosecutions with respect to medical cannabis activities that are legal under state law. On December 27, 2020, the omnibus spending bill passed including the Rohrabacher-Blumenauer Amendment, extending its application until September 30, 2021. There can be no assurances that the Rohrabacher-Blumenauer Amendment will be included in future appropriations bills to prevent the federal government from using congressionally appropriated funds to enforce federal cannabis laws against regulated medical cannabis actors operating in compliance with state and local law.

There is no guarantee that state laws legalizing and regulating the sale and use of cannabis will not be repealed, amended or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. Unless and until the United States Congress amends or repeals the CSA with respect to medical and/or adult-use cannabis (and as to the timing or scope of any such potential amendment or repeal there can be no assurance), there is a significant risk that federal authorities may enforce current federal law. If the federal government begins to enforce federal laws relating to cannabis in states where the sale and use of cannabis is currently legal, or if existing applicable state laws are repealed or curtailed, the Company’s business, results of operations, financial condition and prospects would be materially adversely affected.

Marijuana (cannabis) remains a Schedule I controlled substance under the CSA, and neither the Cole Memorandum nor its rescission nor the continued passage of the Rohrabacher/Blumenauer Amendment has altered that fact. The federal government of the United States has always reserved the right to enforce federal law in regard to the sale and disbursement of medical or adult-use marijuana, even if state law sanctions such sale and disbursement. If the United States federal government begins to enforce United States federal laws relating to cannabis in states where the sale and use of cannabis is currently legal, or if existing applicable state laws are repealed or curtailed, the Company’s business, results of operations, financial condition and prospects would be materially adversely affected.

The uncertainty of U.S. federal enforcement practices going forward and the inconsistency between U.S. federal and state laws and regulations present major risks for us.

We may be subject to action by the U.S. federal government.

Since the cultivation, processing, production, distribution and sale of cannabis for any purpose, medical, adult use or otherwise, remain illegal under U.S. federal law, it is possible that we may be forced to cease activities. The U.S. federal government, through, among others, the Department of Justice, its sub-agency the Drug Enforcement Administration and the Internal Revenue Service, has the right to actively investigate, audit and shut down cannabis growing facilities, processors and retailers. The U.S. federal government may also attempt to seize our property. Any action taken by the Department of Justice, the Drug Enforcement Administration and/or the IRS to interfere with, seize or shut down our operations will have an adverse effect on our business, prospects, revenue, results of operation and financial condition.

Since federal law criminalizing the use of cannabis pre-empts state laws that legalize its use, the federal government can assert criminal violations of federal law despite state laws permitting the use of cannabis. It does not appear that federal law enforcement and regulatory agencies are focusing resources on licensed marijuana related businesses that are operating in compliance with state law, although the position of the current administration is unclear with respect efforts to reform, repeal or amendment the CSA to decriminalize cannabis, or the timing of any such efforts. As the recession of the Cole Memorandum and the implementation of the Sessions Memorandum demonstrate, the Department of Justice may at any time issue additional guidance that directs federal prosecutors to devote more resources to prosecuting marijuana related businesses. We could face:

(i)     seizure of our cash and other assets used to support or derived from our cannabis subsidiaries;

(ii)    the arrest of our employees, directors, officers, managers and investors; and

(iii)   ancillary criminal violations of the Controlled Substances Act for aiding and abetting, and conspiracy to violate the Controlled Substances Act by providing financial support to cannabis companies that service or provide goods to state-licensed or permitted cultivators, processors, distributors and/or retailers of cannabis.

Because the Cole Memorandum was rescinded, the Department of Justice under the current administration or an aggressive federal prosecutor could allege that Greenrose and our Board, our executive officers and, potentially, our shareholders, “aided and abetted” violations of federal law by providing finances and services to our portfolio cannabis companies. Under these circumstances, federal prosecutors could seek to seize our assets, and to recover the “illicit profits” previously distributed to shareholders resulting from any of our financing or services. In these circumstances, our operations would cease, shareholders may lose their entire investments and directors, officers and/or shareholders may be left to defend any criminal charges against them at their own expense and, if convicted, be sent to federal prison.

Additionally, there can be no assurance as to the position any new administration may take on marijuana, and a new administration could decide to enforce the federal laws strongly. Any enforcement of current federal marijuana laws could cause significant financial damage to us and our shareholders. Further, future presidential administrations may choose to treat marijuana differently and potentially enforce the federal laws more aggressively.

Violations of any federal laws and regulations could result in significant fines, penalties, administrative sanctions, convictions or settlements arising from civil proceedings conducted by either the federal government or private citizens, or criminal charges, including, but not limited to, disgorgement of profits, cessation of business activities or divestiture. These results could have a material adverse effect on us, including our reputation and ability to conduct business, our holding (directly or indirectly) of cannabis licenses in the United States, the listing of our securities on various stock exchanges, our financial position, operating results, profitability or liquidity or the market price of our Common Stock. In addition, it is difficult to estimate the time or resources that would be needed for the investigation or final resolution of any such matters because: (i) the time and resources that may be needed depend on the nature and extent of any information requested by the authorities involved, and (ii) such time or resources could be substantial.

State regulation of cannabis is uncertain.

There is no assurance that state laws legalizing and regulating the sale and use of cannabis will not be amended, repealed or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. If the U.S. federal government begins to enforce U.S. federal laws relating to cannabis in states where the sale and use of cannabis is currently legal, or if existing state laws are repealed or curtailed, our business or operations in those states or under those laws would be materially and adversely affected. Federal actions against any individual or entity engaged in the cannabis industry or a substantial repeal of cannabis related legislation could adversely affect us, our business and our assets or investments.

The rulemaking process at the state level that applies to cannabis operators in any state will be ongoing and result in frequent changes. As a result, a compliance program is essential to manage regulatory risk. All of our implemented operating policies and procedures are compliance-based and are derived from the state regulatory structure governing ancillary cannabis businesses and their relationships to state-licensed or permitted cannabis operators, if any. Notwithstanding our efforts and diligence, regulatory compliance and the process of obtaining regulatory approvals can be costly and time-consuming. No assurance can be given that we will receive the requisite licenses, permits or cards to continue operating our businesses.

In addition, local laws and ordinances could restrict our business activity. Although our operations are legal under the laws of the states in which we operate, local governments have the ability to limit, restrict and ban cannabis businesses from operating within their jurisdiction. Land use, zoning, local ordinances and similar laws could be adopted or changed and have a material adverse effect on our business.

Multiple states where medical and/or adult use cannabis is legal have or are considering special taxes or fees on businesses in the marijuana industry. It is uncertain at this time whether other states are in the process of reviewing such additional taxes and fees. The implementation of special taxes or fees could have a material adverse effect upon our business, prospects, revenue, results of operation and financial condition.

Upon completion of the Business Combinations, we will operate in Arizona, California, Colorado, Nevada, Oregon, Michigan, and Connecticut and intend to operate in other states as deemed appropriate by management.

State regulatory agencies may require us to post bonds or significant fees.

There is a risk that a greater number of state regulatory agencies will begin requiring entities engaged in certain aspects of the business or industry of legal marijuana to post a bond or significant fees when applying, for example, for a dispensary license or renewal as a guarantee of payment of sales and franchise taxes. We are not able to quantify at this time the potential scope of such bonds or fees in the states in which we currently operate or may in the future operate. Any bonds or fees of material amounts could have a negative impact on the ultimate success of our business.

We may face limitations on ownership of cannabis licenses.

In certain states, the cannabis laws and regulations limit not only the number of cannabis licenses issued, but also the number of cannabis licenses that one person or entity may own. Such limitations on the ownership of additional licenses within certain states may limit our ability to expand in such states. We may employ joint ventures from time to time to ensure continued compliance with the applicable regulatory guidelines. We will structure our joint ventures on a case-by-case basis but will generally try to maintain operational control over the joint venture business and a variable economic interest through the applicable governing documents.

We may become subject to Food and Drug Administration or Bureau of Alcohol, Tobacco, Firearms and Explosives regulation.

Cannabis remains a Schedule I controlled substance under U.S. federal law. If the federal government reclassifies cannabis to a Schedule II controlled substance, it is possible that the Food and Drug Administration would seek to regulate cannabis under the Food, Drug and Cosmetics Act of 1938. Additionally, the Food and Drug Administration may issue rules and regulations, including good manufacturing practices, related to the growth, cultivation, harvesting, processing and labeling of medical cannabis. Clinical trials may be needed to verify the efficacy and safety of cannabis. It is also possible that the Food and Drug Administration would require facilities where medical use cannabis is grown to register with the Food and Drug Administration and comply with certain federally prescribed regulations. In the event that some or all of these regulations are imposed, the impact they would have on the cannabis industry is unknown, including the costs, requirements and possible prohibitions that may be enforced. If we are unable to comply with the potential regulations or registration requirements prescribed by the Food and Drug Administration, it may have an adverse effect on our business, prospects, revenue, results of operation and financial condition.

It is also possible that the federal government could seek to regulate cannabis under the U.S. Bureau of Alcohol, Tobacco, Firearms and Explosives. The Bureau of Alcohol, Tobacco, Firearms and Explosives may issue rules and regulations related to the use, transporting, sale and advertising of cannabis or cannabis products, including smokeless cannabis products.

Cannabis businesses are subject to applicable anti-money laundering laws and regulations and have restricted access to banking and other financial services.

We are subject to a variety of laws and regulations in the United States that involve money laundering, financial record-keeping and proceeds of crime, including the U.S. Currency and Foreign Transactions Reporting Act of 1970, (which we refer to as the Bank Secrecy Act), as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (which we refer to as the USA Patriot Act), and any related or similar rules, regulations or guidelines, issued, administered or enforced by governmental authorities in the United States. Accordingly, pursuant to the Bank Secrecy Act, banks or other financial institutions that provide a cannabis business with a checking account, debit or credit card, small business loan or any other service could be found guilty of money laundering, aiding and abetting, or conspiracy.

The United States Department of the Treasury’s Financial Crimes Enforcement Network, which we refer to as FinCEN, issued a memorandum on February 14, 2014, which we refer to as the FinCEN Memorandum, outlining the pathways for financial institutions to bank cannabis businesses in compliance with federal enforcement priorities. The FinCEN Memorandum states that in some circumstances, it is permissible for banks to provide services to cannabis-related businesses without risking prosecution for violation of federal money laundering laws. The FinCEN Memorandum refers to the Cole Memorandum’s enforcement priorities.

The revocation of the Cole Memorandum has not yet affected the status of the FinCEN Memorandum, nor has FinCEN given any indication that it intends to rescind the FinCEN Memorandum itself. Shortly after the Sessions Memorandum was issued, FinCEN did state that it would review the FinCEN Memorandum, but FinCEN has not yet issued further guidance.

Although the FinCEN Memorandum remains intact, it is unclear whether the current administration will continue to follow its guidelines. The Department of Justice continues to have the right and power to prosecute crimes committed by banks and financial institutions, such as money laundering and violations of the Bank Secrecy Act, that occur in any state including states that have in some form legalized the sale of cannabis. Further, the conduct of the Department of Justice’s enforcement priorities could change for any number of reasons. A change in the Department of Justice’s priorities could result in the prosecution of banks and financial institutions for crimes that were not previously prosecuted.

If our operations, or proceeds thereof, dividend distributions or profits or revenues derived from our operations were found to be in violation of money laundering legislation or otherwise, such transactions may be viewed as proceeds from a crime (the sale of a Schedule I drug) under the Bank Secrecy Act’s money laundering provisions. This may restrict our ability to declare or pay dividends or effect other distributions.

The FinCEN Memorandum does not provide any safe harbors or legal defenses from examination or regulatory or criminal enforcement actions by the Department of Justice, FinCEN or other federal regulators. Thus, most banks and other financial institutions in the United States do not appear comfortable providing banking services to cannabis-related businesses or relying on this guidance given that it has the potential to be amended or revoked by the current administration. In addition to the foregoing, banks may refuse to process debit card payments and credit card companies generally refuse to process credit card payments for cannabis-related businesses. As a result, we may have limited or no access to banking or other financial services in the United States. In addition, federal money laundering statutes and Bank Secrecy Act regulations discourage financial institutions from working with any organization that sells a controlled substance, regardless of whether the state it operates in permits cannabis sales. Our inability or limitation of our ability to open or maintain bank accounts, obtain other banking services and/or accept credit card and debit card payments may make it difficult for us to operate and conduct our business as planned or to operate efficiently.

Banks and other depository institutions are currently hindered by federal law from providing financial services to marijuana businesses, even in states where those businesses are regulated. On March 7, 2019, Democratic representative Ed Perlmutter of Colorado introduced house bill H.R. 1595, known as the Secure and Fair Enforcement (SAFE) Banking Act of 2019 (H.R. 1595), which we refer to as the SAFE Banking Act, which was reintroduced in March 2021, and would protect banks and their employees from punishment for providing services to cannabis businesses that are legal on a state level.

We may face difficulties acquiring additional financing.

We may require equity and/or debt financing to support on-going operations, to undertake capital expenditures or to undertake acquisitions and/or other business combination transactions. There can be no assurance that additional financing will be available to us when needed or on terms which are acceptable. Our inability to raise financing through traditional banking to fund on-going operations, capital expenditures or acquisitions could limit our growth and may have a material adverse effect upon our business, prospects, revenue, results of operation and financial condition.

We operate in a highly regulated sector and may not always succeed in complying fully with applicable regulatory requirements in all jurisdictions where we carry on business.

Our business and activities are heavily regulated in all jurisdictions where we carry on business. Our operations are subject to various laws, regulations and guidelines by state and local governmental authorities relating to the manufacture, marketing, management, transportation, storage, sale, pricing and disposal of cannabis and cannabis oil, and also including laws and regulations relating to health and safety, insurance coverage, the conduct of operations and the protection of the environment. Laws and regulations, applied generally, grant government agencies and self-regulatory bodies broad administrative discretion over our activities, including the power to limit or restrict business activities as well as impose additional disclosure requirements on our products and services. Achievement of our business objectives is contingent, in part, upon compliance with regulatory requirements enacted by these governmental authorities and obtaining all necessary regulatory approvals for the manufacture, production, storage, transportation, sale, import and export, as applicable, of our products. The commercial cannabis industry is still a new industry at the state and local level. The effect of relevant governmental authorities’ administration, application and enforcement of their respective regulatory regimes and delays in obtaining, or failure to obtain, applicable regulatory approvals which may be required may significantly delay or impact the development of markets, products and sales initiatives and could have a material adverse effect on our business, prospects, revenue, results of operation and financial condition.

While we endeavor to comply with all relevant laws, regulations and guidelines and, to our knowledge, we are in compliance or are in the process of being assessed for compliance with all such laws, regulations and guidelines, any failure to comply with the regulatory requirements applicable to our operations may lead to possible sanctions including the revocation or imposition of additional conditions on licenses to operate our business; the suspension or expulsion from a particular market or jurisdiction or of our key personnel; the imposition of additional or more stringent inspection, testing and reporting requirements; and the imposition of fines and censures. In addition, changes in regulations, more vigorous enforcement thereof or other unanticipated events could require extensive changes to our operations, increase compliance costs or give rise to material liabilities and/or revocation of our licenses and other permits, which could have a material adverse effect on our business, results of operations and financial condition. Furthermore, governmental authorities may change their administration, application or enforcement procedures at any time, which may adversely impact our ongoing costs relating to regulatory compliance.

We may face difficulties in enforcing our contracts.

Because our contracts involve cannabis and other activities that are not legal under federal law and in some state jurisdictions, we may face difficulties in enforcing our contracts in federal courts and certain state courts. We cannot be assured that we will have a remedy for breach of contract, which could have a material adverse effect on us.

We have limited trademark protection.

We will not be able to register any federal trademarks for our cannabis products. Because producing, manufacturing, processing, possessing, distributing, selling and using cannabis is a crime under the Controlled Substances Act, the Patent and Trademark Office will not permit the registration of any trademark that identifies cannabis products. As a result, we likely will be unable to protect our cannabis product trademarks beyond the geographic areas in which it conducts business. The use of our trademarks outside the states in which we operate by one or more other persons could have a material adverse effect on the value of such trademarks.

We are and may continue to be subject to constraints on marketing our products.

Certain of the states in which we operate have enacted strict regulations regarding marketing and sales activities on cannabis products. There may be restrictions on sales and marketing activities imposed by government regulatory bodies that can hinder the development of our business and operating results. Restrictions may include regulations that specify what, where and to whom product information and descriptions may appear and/or be advertised. Marketing, advertising, packaging and labeling regulations also vary from state to state, potentially limiting the consistency and scale of consumer branding communication and product education efforts. The regulatory environment in the U.S. limits our ability to compete for market share in a manner similar to other industries. If we are unable to effectively market our products and compete for market share, or if the costs of compliance with government legislation and regulation cannot be absorbed through increased selling prices for our products, our sales and operating results could be adversely affected.

We face risks related to the results of future clinical research.

Research regarding the medical benefits, viability, safety, efficacy, dosing and social acceptance of cannabis or isolated cannabinoids (such as cannabidiol, commonly referred to as CBD, and tetrahydrocannabinol, commonly referred to as THC) remains in early stages. There have been relatively few clinical trials on the benefits of cannabis or isolated cannabinoids (such as CBD and THC). Although we believe that various articles, reports and studies support our beliefs regarding the medical benefits, viability, safety, efficacy, dosing and social acceptance of cannabis, future research and clinical trials may prove such statements to be incorrect, or could raise concerns regarding, and perceptions relating to, cannabis. Further, the federal illegality of cannabis and associated limits on our ability to properly fund and conduct research on cannabis and the lack of formal Food and Drug Administration oversight of cannabis, there is limited information about the long-term safety and efficacy of cannabis in its various forms, when combusted or combined with various cannabis and/or non-cannabis derived ingredients and materials or when ingested, inhaled, or topically applied. Future research or oversight may reveal negative health and safety effects, which may significantly impact our reputation, operations and financial performance.

Given these risks, uncertainties and assumptions, prospective purchasers should not place undue reliance on such articles and reports. Future research studies and clinical trials may draw opposing conclusions to those stated in this proxy statement or reach negative conclusions regarding the medical benefits, viability, safety, efficacy, dosing, social acceptance or other facts and perceptions related to cannabis, which could have a material adverse effect on the demand for our products, with the potential to have a material adverse effect on our business, prospects, revenue, results of operation and financial condition.

We are subject to proceeds of crime statutes.

We will be subject to a variety of laws that concern money laundering, financial recordkeeping and proceeds of crime. These include: the Bank Secrecy Act, as amended by Title III of the USA Patriot Act, the Proceeds of Crime (Money Laundering) and the Corporate Transparency Act enacted in January 2021 and any related or similar rules, regulations or guidelines, issued, administered or enforced by governmental authorities in the United States.

In the event that any of our license agreements, or any proceeds thereof, in the United States were found to be in violation of money laundering legislation or otherwise, such transactions may be viewed as proceeds of crime under one or more of the statutes noted above, or any other applicable legislation. This could have a material adverse effect on us and, among other things, could restrict or otherwise jeopardize our ability to declare or pay dividends, effect other distributions or subsequently repatriate such funds back to Canada.

We face security risks.

The business premises of our operating locations are targets for theft. While we have implemented security measures at each location and continue to monitor and improve such security measures, our cultivation, processing and dispensary facilities could be subject to break-ins, robberies and other breaches in security. If there was a breach in security and we fell victim to a robbery or theft, the loss of cannabis plants, cannabis oils, cannabis flowers, other cannabis goods and cultivation and processing equipment could have a material adverse impact on our business, prospects, revenue, results of operation and financial condition.

As our business involves the movement and transfer of cash which is collected from dispensaries or patients/customers and deposited into our bank, there is a risk of theft or robbery during the transport of cash. Our transport, distribution, and delivery of finished cannabis goods inventory including but not limited to wholesale delivery of finished products to retail customers and delivery of finished goods to end consumers and other intermediaries, also is subject to risks of theft and robbery. We have engaged a security firm to provide security in the transport and movement of large amounts of cash and products. Employees sometimes transport cash and/or products and, if requested, may be escorted by armed guards. While we have taken robust steps to prevent theft or robbery of cash during transport, there can be no assurance that there will not be a security breach during the transport and the movement of cash involving the theft of product or cash.

We face exposure to fraudulent or illegal activity.

We face exposure to the risk that employees, independent contractors or consultants may engage in fraudulent or other illegal activities. Misconduct by these parties could be intentional, reckless and/or negligent conduct. There may be disclosure of unauthorized activities that violate government regulations, manufacturing standards, healthcare laws, abuse laws and other financial reporting laws. Further, it may not always be possible for us to identify and deter misconduct by our employees and other third parties, and the precautions we take to detect and prevent these activities may not always be effective. As a result, we could face potential penalties and litigation.

There can be no assurance that our current and future strategic alliances or expansions of scope of existing relationships will have a beneficial impact on our business, financial condition and results of operations.

We currently have, and may in the future enter into, additional strategic alliances and partnerships with third parties that we believe will complement or augment our existing business. Our ability to complete strategic alliances is dependent upon, and may be limited by, the availability of suitable candidates and capital. In addition, strategic alliances could present unforeseen integration obstacles or costs, may not enhance our business and may involve risks that could adversely affect us, including significant amounts of management time that may be diverted from operations in order to pursue and complete such transactions or maintain such strategic alliances. Future strategic alliances could result in the incurrence of additional debt, costs and contingent liabilities, and there can be no assurance that future strategic alliances will achieve, or that our existing strategic alliances will continue to achieve, the expected benefits to our business or that we will be able to consummate future strategic alliances on satisfactory terms, if at all. Any of the foregoing could have a material adverse effect on our business, financial condition and results of operations.

Competition for the acquisition and leasing of properties suitable for the cultivation, production and sale of medical and adult use cannabis may impede our ability to make acquisitions or increase the cost of these acquisitions, and may generally impede our ability to expand, which could adversely affect our operating results and financial condition.

We compete for the acquisition of properties suitable for the cultivation, production and sale of medical and adult use cannabis with entities engaged in agriculture, real estate investment, consumer products manufacturing and retail activities, including corporate agriculture companies, cultivators, producers and sellers of cannabis. These competitors may prevent us from acquiring and leasing desirable properties, may cause an increase in the price we must pay for properties or may result in us having to lease our properties on less favorable terms than we expect. Our competitors may have greater financial and operational resources than we do and may be willing to pay more for certain assets or may be willing to accept more risk than we believe can be prudently managed. In particular, larger companies may enjoy significant competitive advantages that result from, among other things, a lower cost of capital and enhanced operating efficiencies. Our competitors may also adopt transaction structures similar to ours, which would decrease our competitive advantage in offering flexible transaction terms. In addition, due to a number of factors, including but not limited to potential greater clarity of the laws and regulations governing medical use cannabis by state and federal governments, the number of entities and the amount of funds competing for suitable investment properties may increase, resulting in increased demand and increased prices paid for these properties. If we pay higher prices for properties or enter into leases for such properties on less favorable terms than we expect, our profitability and ability to generate cash flow and make distributions to our stockholders may decrease. Increased competition for properties may also preclude us from acquiring those properties that would generate attractive returns to us.

Our reputation and ability to do business may be negatively impacted by the improper conduct by our business partners, employees or agents.

We cannot provide assurance that our internal controls and compliance systems will protect us from acts committed by our employees, agents or business partners in violation of U.S. federal or state or local laws. Any improper acts or allegations could damage our reputation and subject us to civil or criminal investigations and related shareholder lawsuits, could lead to substantial civic and criminal monetary and non-monetary penalties and could cause us to incur significant legal and investigatory fees.

We face risks due to industry immaturity or limited comparable, competitive or established industry best practices.

As a relatively new industry, there are not many established operators in the medical and adult use cannabis industries whose business models we can follow or build upon. Similarly, there is no or limited information about comparable companies available for potential investors to review in making a decision about whether to invest in us.

Shareholders and investors should consider, among other factors, our prospects for success in light of the risks and uncertainties encountered by companies, like us, that are in their early stages. For example, unanticipated expenses and problems or technical difficulties may occur, which may result in material delays in the operation of our business. We may fail to successfully address these risks and uncertainties or successfully implement our operating strategies. If we fail to do so, it could materially harm our business to the point of having to cease operations and could impair the value of the Common Stock to the extent that investors may lose their entire investments.

We face risks related to our products.

We have committed and expect to continue committing significant resources and capital to develop and market existing products and new products and services. These products are relatively untested in the marketplace, and we cannot assure shareholders and investors that we will achieve market acceptance for these products, or other new products and services that we may offer in the future. Moreover, these and other new products and services may be subject to significant competition with offerings by new and existing competitors in the industry. In addition, new products and services may pose a variety of challenges and require us to attract additional qualified employees. The failure to successfully develop, manage and market these new products and services could seriously harm our business, prospects, revenue, results of operation and financial condition.

We are dependent on the popularity of consumer acceptance of our brand portfolio.

Our ability to generate revenue and be successful in the implementation of our business plan is dependent on consumer acceptance of and demand for our products produced and sold. Acceptance of our products depends on several factors, including availability, cost, ease of use, familiarity of use, convenience, effectiveness, safety and reliability. If these customers do not accept our products, or if such products fail to adequately meet customers’ needs and expectations, our ability to continue generating revenues could be reduced.

Our business is subject to the risks inherent in agricultural operations.

Our business involves the growing of cannabis, an agricultural product. Our business is subject to the risks inherent in the agricultural business, such as insects, plant diseases and similar agricultural risks that could deplete the viability of harvested cannabis and our revenue generating abilities. Although our cultivation is substantially completed indoors under climate control, some cultivation may be completed outdoors, and there can be no assurance that natural elements will not have a material adverse effect on any future production. In addition, events such as system failures or utility outages, which could result from natural or man-made conditions, could limit our ability to control the climates of our indoor grow and/or storage facilities that could result in damage, disease or rot to our products and our revenue generating abilities.

We may be adversely impacted by rising or volatile energy costs.

Our cannabis growing operations consume considerable energy, which makes us vulnerable to rising energy costs. Accordingly, rising or volatile energy costs may adversely affect our business and our ability to operate profitably.

We may encounter unknown environmental risks.

There can be no assurance that we will not encounter hazardous conditions, such as asbestos or lead, at the sites of the real estate used to operate our businesses, which may delay the development of our businesses. Upon encountering a hazardous condition, work at our facilities may be suspended. If we receive notice of a hazardous condition, we may be required to correct the condition prior to continuing construction. If additional hazardous conditions were present, it would likely delay construction and may require significant expenditure of our resources to correct the conditions. Such conditions could have a material impact on our investment returns.

We face risks related to our information technology systems, and potential cyber-attacks and security breaches.

Our operations depend, in part, on how well we and our suppliers protect networks, equipment, information technology, which we refer to as IT, systems and software against damage and threats, including, but not limited to, cable cuts, damage to physical plants, natural disasters, intentional damage and destruction, fire, power loss, hacking, computer viruses, vandalism and theft. Our operations also depend on the timely maintenance and replacement of network equipment, IT systems and software, as well as pre-emptive expenses to mitigate associated risks. Given the nature of our products and the lack of legal availability outside of channels approved by the federal government, as well as the concentration of inventory in our facilities, there remains a risk of shrinkages, as well as theft. If there was a breach in security and we fell victim to theft or robbery, the loss of cannabis plants, cannabis oils, cannabis flowers and cultivations and processing equipment, or if there was a failure in information systems, it could adversely affect our reputation and business continuity.

Additionally, we may store and collect personal information about customers and are responsible for protecting that information from privacy breaches that may occur through procedural or process failure, IT malfunction or deliberate unauthorized intrusions. Any such theft or privacy breach would have a material adverse effect on our business, prospects, revenue, results of operation and financial condition.

We are subject to laws, rules and regulations in the United States (such as the California Consumer Privacy Act (which became effective on January 1, 2020) and other jurisdictions relating to the collection, processing, storage, transfer and use of personal data. Our ability to execute transactions and to possess and use personal information and data in conducting our business subjects us to legislative and regulatory burdens that may require us to notify regulators and customers, employees and other individuals of a data security breach. Evolving compliance and operational requirements under the California Consumer Privacy Act and the privacy laws, rules and regulations of other jurisdictions in which we operate impose significant costs that are likely to increase over time. In addition, non-compliance could result in proceedings against us by governmental entities and/or significant fines, could negatively impact our reputation and may otherwise adversely impact our business, financial condition and operating results.

We are dependent on key inputs, suppliers and skilled labor.

The marijuana business is dependent on a number of key inputs and their related costs, including raw materials and supplies related to growing operations, as well as electricity, water and other local utilities. Any significant interruption or negative change in the availability or economics of the supply chain for key inputs, such as the raw material cost of cannabis, or natural or other disruptions to power or other utility systems, could materially impact our business, financial condition, results of operations or prospects. Some of these inputs may only be available from a single supplier or a limited group of suppliers. If a sole source supplier were to go out of business, we might be unable to find a replacement for such source in a timely manner, or at all. If a sole source supplier were to be acquired by a competitor, that competitor may elect not to sell to us in the future. Any inability to secure required supplies and services, or to do so on appropriate terms, could have a materially adverse impact on our business, prospects, revenue, results of operation and financial condition. We aim to provide our vendor base with annual projections so that our vendors can better ensure a steady supply of raw materials and packaging. We check in with our vendors at least once quarterly to update them to relevant real time changes in our annual plan. For most important raw materials and packaging, we aim to have both a primary vendor supplier and a secondary vendor supplier to ensure redundancy.

Our ability to compete and grow will be dependent on us having access, at a reasonable cost and in a timely manner, to skilled labor, equipment, parts and components. No assurances can be given that we will be successful in maintaining our required supply of skilled labor, equipment, parts and components. This could have an adverse effect on our financial results.

Our sales are difficult to forecast.

As a result of recent and ongoing regulatory and policy changes in the medical and adult use cannabis industries and unreliable levels of market supply, the market data available is limited and unreliable. We must rely largely on our own market research to forecast sales, as detailed forecasts are not generally obtainable from other sources in the states in which our business operates. Additionally, any market research and our projections of estimated total retail sales, demographics, demand and similar consumer research, are based on assumptions from limited and unreliable market data. A failure in the demand for our products to materialize as a result of competition, technological change or other factors could have a material adverse effect on our business, results of operations and financial condition.

We may be subject to litigation.

We may become party to litigation from time to time in the ordinary course of business, which could adversely affect our business. Should any litigation in which we become involved be determined against us, such a decision could adversely affect our ability to continue operating and the market price for the Common Stock and could potentially use significant resources. Even if we are involved in litigation and win, litigation can redirect significant resources of Greenrose.

We face an inherent risk of product liability and similar claims.

As a distributor of products designed to be ingested by humans, we face an inherent risk of exposure to product liability claims, regulatory action and litigation if our products are alleged to have failed to meet expected standards or to have caused significant loss or injury. In addition, the sale of our products involves the risk of injury to consumers due to tampering by unauthorized third parties or product contamination. Previously unknown adverse reactions resulting from human consumption of our products alone or in combination with other medications or substances could occur. We may be subject to various product liability claims, including, among others, that our products caused injury, illness or death, include inadequate instructions for use or include inadequate warnings concerning possible side effects or interactions with other substances. As an agricultural product, the quality of cannabis is inherently variable, and consumers may raise claims that our quality control or labeling processes have not sufficiently ensured that our grown and manufactured processes are sufficient to meet expected standards. A product liability claim or regulatory action against us could result in increased costs, could adversely affect our reputation with our clients and consumers generally and could have a material adverse effect on our business, results of operations and financial condition. There can be no assurances that we will be able to obtain or maintain product liability insurance on acceptable terms or with adequate coverage against potential liabilities. Such insurance is expensive and may not be available in the future on acceptable terms, or at all. The inability to obtain sufficient insurance coverage on reasonable terms or to otherwise protect against potential product liability claims could prevent or inhibit the commercialization of our potential products.

We may be exposed to infringement or misappropriation claims by third parties, which, if determined adversely to us, could subject us to significant liabilities and other costs.

Our success may depend on our ability to use and develop new extraction technologies, recipes, know-how and new strains of marijuana without infringing the intellectual property rights of third parties. We cannot assure that third parties will not assert intellectual property claims against us. We are subject to additional risks if entities licensing intellectual property to us do not have adequate rights to the licensed materials. If third parties assert copyright or patent infringement or violation of other intellectual property rights against us, we will be required to defend ourselves in litigation or administrative proceedings, which can be both costly and time consuming and may significantly divert the efforts and resources of management personnel. An adverse determination in any such litigation or proceedings to which we may become a party could subject us to significant liability to third parties, require us to seek licenses from third parties, require us to pay ongoing royalties or subject us to injunctions that may prohibit the development and operation of our applications.

Risks Related to the Business Combinations

Greenrose has no operating history and is subject to a mandatory liquidation and subsequent dissolution requirement.

If Greenrose is unable to consummate any of the Business Combinations, its public stockholders may be forced to wait until after August 13, 2021, before receiving distributions from the Trust Account. The Company is a development stage blank check company, and as it has no operating history and subject to a mandatory liquidation and subsequent dissolution requirement. The Company has until August 13, 2021, to complete any of the Business Combinations. The Company has no obligation to return funds to investors prior to such date unless (i) it consummates any of the Business Combinations prior thereto or (ii) it seeks to amend its current certificate of corporation prior to consummation of a Business Combination, and only then in cases where investors have sought to convert or sell their shares to the Company. Only after the expiration of this full time period will public security holders be entitled to distributions from the Trust Account if the Company is unable to complete a business combination. Accordingly, investors’ funds may be unavailable to them until after such date and to liquidate their investment, public security holders may be forced to sell their public shares, rights or warrants, potentially at a loss. In addition, if the Company fails to complete one or more Business Combinations by August 13, 2021, there will be no liquidating distributions with respect to the warrants, which will expire worthless, unless the Company amends its Charter to extend its life and certain other agreements it has entered into.

The unaudited pro forma condensed combined financial information included in this proxy statement may not be indicative of what the Company’s actual financial position or results of operations would have been.

The unaudited pro forma condensed combined financial information in this proxy statement is presented solely for illustrative purposes only and is not necessarily indicative of what the Company’s actual financial position or results of operations would have been had the Business Combination completed on the dates indicated. See the section titled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

The Initial Stockholders have agreed to vote in favor of the Business Combinations, regardless of how the Company’s public stockholders vote.

Unlike some other blank check companies in which the initial stockholders agree to vote their Founder’s Shares in accordance with the majority of the votes cast by the public stockholders in connection with any of the Business Combinations, the Initial Stockholders have agreed to vote their shares in favor of any of the proposed Business Combinations. Our Initial Stockholders have agreed to vote their shares in favor of the Business Combinations Proposal. Assuming a quorum of a majority of the Common Stock issued and outstanding, we would need only 1,160,625, or approximately 6.7% of the 17,250,000 public shares, in order to have the Business Combination approved. Accordingly, it is more likely that the necessary stockholder approval will be received than would be the case if the Initial Stockholders agreed to vote their Founder’s Shares, Private Placement shares and Insider Shares in accordance with the majority of the votes cast by the Company’s public stockholders.

The Company’s ability to successfully effect the Business Combinations and to be successful thereafter will be totally dependent upon the efforts of its key personnel, some of whom are expected to join the Company following the Business Combinations.

While the Company intends to closely scrutinize any individuals it engages after the Business Combinations, we cannot assure you that its assessment of these individuals will prove to be correct. The Company’s ability to successfully effect the Business Combinations is dependent upon the efforts of key personnel. Although the Company expects all of the key personnel to remain with the Post-Combinations Company following the Business Combinations, it is possible that the Post-Combinations Company will lose some key personnel, the loss of which could negatively impact the operations and profitability of the Post-Combinations Company. While the Post-Combinations Company intends to closely scrutinize any individuals it engages after the Business Combinations, we cannot assure you that its assessment of these individuals will prove to be correct. These individuals may be unfamiliar with the requirements of operating a public company which could cause the Post-Combinations Company to have to expend time and resources helping them become familiar with such requirements. This could be expensive and time-consuming and could lead to various regulatory issues which may adversely affect its operations.

The ability to execute the Post-Combinations Company’s strategic plan could be negatively impacted to the extent a significant number of stockholders choose to redeem their shares in connection with the Business Combinations.

Depending upon the aggregate amount of cash consideration the Company would be required to pay for all shares of Common Stock that are validly submitted for redemption, the Post-Combinations Company may be required to increase the financial leverage the Post-Combinations Company’s business would have to support. This may negatively impact its ability to execute on its own future strategic plan and its financial viability.

If the Post-Combinations Company fails to introduce or acquire new products or services that achieve broad market acceptance on a timely basis, or if its products or services are not adopted as expected, the combined company will not be able to compete effectively.

The Post-Combinations Company will operate in a highly competitive, quickly changing environment, and the combined company’s future success depends in part on its ability to develop or acquire and introduce new products and services that achieve broad market acceptance. The Post-Combinations Company’s ability to successfully introduce and market new products is unproven. Because the Post-Combinations Company will have a limited operating history and the market for its products, including newly acquired or developed products, is rapidly evolving, it is difficult to predict the combined Company’s operating results, particularly with respect to any new products that it may introduce. The Post-Combinations Company’s future success will depend in large part upon its ability to identify demand trends in the market in which it will operate and quickly develop or acquire, and design, manufacture and sell, products and services that satisfy these demands in a cost-effective manner. In order to differentiate the Post-Combinations Company’s products and services from competitors’ products, the Post-Combinations Company will need to increase focus and capital investment in research and development. If the Post-Combinations Company’s new products or services fail to achieve widespread market acceptance, or if we are unsuccessful in capitalizing on opportunities in the market in which the Post-Combinations Company will operate, the Post-Combinations Company’s future growth may be slowed and its business, results of operations and financial condition could be materially adversely affected. Successfully predicting demand trends is difficult, and it is very difficult to predict the effect that introducing a new product or service will have on existing product or service sales. It is possible that the Post-Combinations Company may not be successful with its new products and services, and as a result the Post-Combinations Company’s future growth may be slowed and its business, results of operations and financial condition could be materially adversely affected. Also, the Post-Combinations Company’s may not be able to respond effectively to new product or service announcements by competitors by quickly introducing competitive products and services. In addition, the Post-Combinations Company may acquire companies and technologies in the future. In these circumstances, the combined company may not be able to successfully manage integration of the new product and service lines with the combined company’s existing suite of products and services. If the Post-Combinations Company is unable to effectively and successfully further develop these new product and service lines, the Post-Combinations Company may not be able to increase or maintain sales, and the Post-Combinations Company’s gross margin may be adversely affected. Furthermore, the success of the Post-Combinations Company’s new products will depend on several factors, including, but not limited to, market demand costs, timely completion and introduction of these products, prompt resolution of any defects or bugs in these products, the Post-Combinations Company’s ability to support these products, differentiation of new products from those of the Post-Combinations Company’s competitors, market acceptance of these products, delays and quality issues in releasing new products and services. The occurrence of one or more of the foregoing factors may result in lower quarterly revenue than expected, and the Post-Combinations Company may in the future experience product or service introductions that fall short of its projected rates of market adoption.

If the Post-Combinations Company’s products fail to achieve and sustain sufficient market acceptance, the combined company’s revenue will be adversely affected.

The Post-Combinations Company’s success will depend on its ability to develop and market products that are recognized and accepted as reliable, enabling and cost-effective. Some potential customers of the combined company may already use products similar to what the Target Businesses currently offer and similar to what the Post-Combinations Company may offer in the future and may be reluctant to replace those products with what our Target Businesses currently offer or which the combined company may offer in the future. Market acceptance of the Post-Combinations Company’s products and technology will depend on many factors, including the Post-Combinations Company’s ability to convince potential customers that the Post-Combinations Company’s products and technology are an attractive alternative to existing products and technology. Prior to adopting the Post-Combinations Company’s products and technology, some potential customers may need to devote time and effort to testing and validating the Post-Combinations Company’s systems. Any failure of the Post-Combinations Company’s systems to meet these customer benchmarks could result in potential customers choosing to retain their existing systems or to purchase systems other than the combined company’s.

The future sales of shares by existing stockholders and future exercise of registration rights may adversely affect the market price of the Company’s common stock.

Sales of a substantial number of shares of the Company’s common stock in the public market could occur at any time. If the Company’s stockholders sell, or the market perceives that the Company’s stockholders intend to sell, substantial amounts of the Company’s common stock in the public market, the market price of the Company’s common stock could decline.

Activities taken by the Company’s affiliates to purchase, directly or indirectly, public shares will increase the likelihood of approval of the Business Combinations Proposal and the other Proposals and may affect the market price of the Company’s securities.

The Company’s Founders, directors, officers, advisors or their affiliates may purchase shares in privately negotiated transactions either prior to or following the consummation of the Business Combinations. None of the Company’s Founders, directors, officers, advisors or their affiliates will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Although none of the Company’s Founders, directors, officers, advisors or their affiliates currently anticipate paying any premium purchase price for such public shares, in the event such parties do, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. There is no limit on the number of shares that could be acquired by the Company’s Founders, directors, officers, advisors or their affiliates, or the price such parties may pay. If such transactions are effected, the consequence could be to cause the Business Combinations to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Business Combinations Proposal and other proposals and would likely increase the chances that such Proposals would be approved. If the market does not view the Business Combinations positively, purchases of public shares may have the effect of counteracting the market’s view, which would otherwise be reflected in a decline in the market price of the Company’s securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of the Company’s securities. As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by the Company or the persons described above have been entered into with any such investor or holder. The Company will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Business Combinations Proposal or other proposals.

We do not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for us to complete a business combination with which a substantial majority of our shareholders do not agree.

Our amended and restated Certificate of Incorporation will not provide a specified maximum redemption threshold, except that in no event will we redeem our public shares of Greenrose Common Stock in an amount that would cause our net tangible assets, to be less than $5,000,001 upon completion of our initial business combination (such that we do not then become subject to the SEC’s “penny stock” rules), or any greater net tangible asset or cash requirement that may be contained in the agreement relating to our initial business combination. As a result, we may be able to complete our business combination even though a substantial majority of our public shareholders do not agree with the transaction and have redeemed their shares or, if we seek stockholder approval of our initial business combination and do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, have entered into privately negotiated agreements to sell their shares to our sponsor, officers, directors, advisors or any of their affiliates. In the event the aggregate cash consideration, we would be required to pay for all shares of Greenrose Common Stock that are validly submitted for redemption plus any amount required to satisfy cash conditions. Pursuant to the terms of the proposed business combination exceed the aggregate amount of cash available to us, we will not complete the business combination or redeem any shares, all Greenrose Common Stock submitted for redemption will be returned to the holders thereof, and we instead may search for an alternate business combination.

We are attempting to simultaneously complete Business Combinations with multiple prospective Target Businesses at the same time, which may hinder our ability to complete any one Business Combination and give rise to increased costs and risks that could negatively impact our operations and profitability.

Since we determined to simultaneously acquire several Target Businesses that are owned by different sellers, we will need each of those sellers to agree that our purchase of its business is contingent on the simultaneous Closings of the other Business Combinations, which may make it more difficult for us, and delay our ability, to complete a Qualified Business Combination.

We may have a limited ability to assess the management of a prospective Target Business and, as a result, may affect our Business Combination with a Target Business whose management may not have the skills, qualifications or abilities to manage a public company.

When evaluating the desirability of effecting our Business Combination with a prospective Target Business, our ability to assess the Target Business’s management may be limited due to a lack of time, resources or information. Our assessment of the capabilities of the Target Business’s management, therefore, may prove to be incorrect and such management may lack the skills, qualifications or abilities we suspected.

Should the Target Business’s management not possess the skills, qualifications or abilities necessary to manage a public company, the operations and profitability of the post-combination business may be negatively impacted. Accordingly, any stockholders or warrant holders who choose to remain a stockholder or warrant holder following our initial business combination could suffer a reduction in the value of their securities.

Such stockholders or warrant holders are unlikely to have a remedy for such reduction in value.

The officers and directors of a Business Combination candidate may resign upon completion of our Business Combination. The departure of a Business Combination Target Business’ key personnel could negatively impact the operations and profitability of our post-combination business. The role of a Business Combination candidate’s key personnel upon the completion of our Business Combination cannot be ascertained at this time. Although we contemplate that certain members of an acquisition candidate’s management team will remain associated with the Business Combination candidate following our Business Combination, it is possible that members of the management of an acquisition candidate will not wish to remain in place. As a result, we may need to reconstitute the management team of the Post-Combinations Company in connection with our Business Combinations, which may adversely impact our ability to complete the Business Combinations in a timely manner or at all.

Because we must furnish our stockholders with Target Business financial statements, we may lose the ability to complete an otherwise advantageous Business Combination with some prospective Target Businesses.

The federal proxy rules require that a proxy statement with respect to a vote on a business combination include historical and/or pro forma financial statement disclosure These financial statements may be required to be prepared in accordance with, or be reconciled to, accounting principles generally accepted in the United States of America, or GAAP, or international financial reporting standards as issued by the International Accounting Standards Board, or IFRS, depending on the circumstances and the historical financial statements may be required to be audited in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB. These financial statement requirements may limit the pool of potential Target Businesses we may acquire because some targets may be unable to provide such financial statements in time for us to disclose such financial statements in accordance with federal proxy rules and complete our Business Combinations within the completion window.

Our Sponsor, certain members of our Board and our officers have interests in the Business Combination that are different from or are in addition to other stockholders in recommending that stockholders vote in favor of approval of the Business Combinations Proposal and approval of the other proposals described in this proxy statement.

In considering the recommendation of our Board to vote for the proposals presented at the Special Meeting, including the Business Combinations Proposal, you should be aware that aside from their interests as stockholders, our Sponsor and certain members of our Board and officers have interests in the Business Combinations that are different from, or in addition to, the interests of our stockholders generally. Our Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combinations and transaction agreements and in recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting, including the Business Combinations Proposal. Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including the Business Combinations Proposal. These interests include, among other things:

•        If we are unable to complete our Business Combinations by August 13, 2021, or November 30, 2021 if the Extension Amendment Proposal is approved, we will be forced to: (i) cease all business activity except for the purpose of winding up;

•        The fact that our Initial Stockholders have agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve the proposed Business Combinations;

•        The continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combinations;

•        They will lose their entire investments if the Business Combinations are not completed;

•        The fact that our Sponsor, officers and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential Target Businesses and performing due diligence on suitable potential business combinations;

•        The anticipated continuation of members of our Board of Directors as directors after the Business Combinations as before the Business Combinations.

•        The fact that some directors are expected to be hired as employees of the Company in connection with completion of Business Combinations.

If the Business Combinations’ benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of Greenrose’s securities may decline.

If the benefits of the Business Combinations do not meet the expectations of investors or securities analysts, the market price of Greenrose’s securities prior to the Closing of the Business Combinations may decline. The market values of Greenrose’s securities at the time of the Business Combinations may vary significantly from their prices on the date the Merger Agreement was executed, the date of this proxy statement, or the date on which our stockholders vote on the Business Combinations.

Factors affecting the trading price of Greenrose’s securities following the Business Combinations may include:

•        actual or anticipated fluctuations in the quarterly financial results of Greenrose or the quarterly financial results of companies perceived to be similar to Greenrose;

•        changes in the market’s expectations about Greenrose’s operating results;

•        success of competitors;

•        Greenrose’s operating results failing to meet the expectation of securities analysts or investors in a particular period;

•        changes in financial estimates and recommendations by securities analysts concerning Greenrose or the cannabis industry in general;

•        operating and stock price performance of other companies that investors deem comparable to Greenrose;

•        Greenrose’s ability to market new and enhanced products on a timely basis;

•        changes in laws and regulations affecting Greenrose’s business;

•        commencement of, or involvement in, litigation involving Greenrose;

•        changes in Greenrose’s capital structure, such as future issuances of securities or the incurrence of additional debt;

•        the volume of shares of Greenrose’s Common Stock available for public sale;

•        any major change in the board or management of Greenrose;

•        sales of substantial amounts of Greenrose Common Stock by its directors, executive officers or significant stockholders or the perception that such sales could occur;

•        future acquisitions of public or private companies by Greenrose; and

•        general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

If the Business Combinations’ benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of Greenrose’s securities may decline.

If the benefits of the Business Combinations do not meet the expectations of investors or securities analysts, the market price of Greenrose’s securities prior to the Closing of the Business Combinations may decline. The market values of Greenrose’s securities at the time of the Business Combinations may vary significantly from their prices on the date the Merger Agreement was executed, the date of this proxy statement, or the date on which our stockholders vote on the Business Combinations.

In addition, following the Business Combinations, fluctuations in the price of the securities of Greenrose could contribute to the loss of all or part of your investment. Prior to the Business Combinations, there has not been a public market for Greenrose’s securities and trading in the shares of Greenrose Common Stock has not been active. Accordingly, the valuation ascribed to our Common Stock in the Business Combinations may not be indicative of the price that will prevail in the trading market following the Business Combinations. If, following the Business Combinations, an active market for Greenrose’s securities develops and continues, the trading price of these securities could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond Greenrose’s control. Any of the factors listed below could have a material adverse effect on your investment in our securities and Greenrose’s securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of Greenrose’s securities may not recover and may experience a further decline.

Factors affecting the trading price of Greenrose’s securities following the Business Combinations may include:

•        The anticipated transition from the Nasdaq to the OTCQX;

•        actual or anticipated fluctuations in the quarterly financial results of Greenrose or the quarterly financial results of companies perceived to be similar to Greenrose;

•        changes in the market’s expectations about Greenrose’s operating results;

•        success of competitors;

•        Greenrose’s operating results failing to meet the expectation of securities analysts or investors in a particular period;

•        changes in financial estimates and recommendations by securities analysts concerning Greenrose or the cannabis industry in general;

•        operating and stock price performance of other companies that investors deem comparable to Greenrose;

•        Greenrose’s ability to market new and enhanced products on a timely basis;

•        changes in laws and regulations affecting Greenrose’s business;

•        commencement of, or involvement in, litigation involving Greenrose;

•        changes in Greenrose’s capital structure, such as future issuances of securities or the incurrence of additional debt;

•        the volume of shares of Greenrose’s Common Stock available for public sale;

•        any major change in the board or management of Greenrose;

•        sales of substantial amounts of Greenrose Common Stock by its directors, executive officers or significant stockholders or the perception that such sales could occur; and

•        general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

Broad market and industry factors may materially harm the market price of Greenrose’ securities irrespective of its operating performance. The stock market in general has experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of Greenrose’s securities, may not be predictable. A loss of investor confidence in the market for cannabis-related stocks or the stocks of other companies which investors perceive to be similar to Greenrose could depress its stock price regardless of its business, prospects, financial conditions or results of operations. A decline in the market price of Greenrose’ securities also could adversely affect its ability to issue additional securities and its ability to obtain additional financing in the future.

The Business Combinations are subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all.

The completion of each of the Business Combinations is subject to a number of conditions. The completion of each of the Business Combinations are not assured and are subject to risks, including the risk that approval of the Business Combinations by Greenrose stockholders is not obtained, state cannabis license and local permit transfers are not timely approved, or that there are not sufficient funds in the Trust Account, in each case subject to certain terms specified in the Business Combination Agreement (as described under “The Business Combination Agreement — Conditions to Closing”), or that other Closing conditions are not satisfied. If Greenrose does not complete the Business Combinations, Greenrose could be subject to several risks, including:

•        the parties may be liable for damages to one another under the terms and conditions of the Target Businesses’ respective Combinations Agreements;

•        negative reactions from the financial markets, including declines in the price of our Common Stock due to the fact that current prices may reflect a market assumption that the Business Combinations will be completed; and

•        the attention of our management will have been diverted to the Business Combinations rather than the pursuit of other opportunities.

We may not be able to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002 that will be applicable to us after the completion of a Business Combination.

Currently, none of Greenrose or any of the Target Businesses are subject to Section 404 of the Sarbanes-Oxley Act of 2002. However, following a Business Combination, we will be required to provide management’s attestation on internal controls commencing with its annual report for year ending December 31, 2021. The standards required for a public company under Section 404 of the Sarbanes-Oxley Act of 2002 are significantly more stringent than those required as a privately-held company. Management may not be able to effectively and timely implement controls and procedures that adequately respond to the regulatory compliance and reporting requirements that will be applicable to us after the completion of a Business Combination. If Greenrose is not able to implement the additional requirements of Section 404 in a timely manner or with adequate compliance, Greenrose may not be able to assess whether its internal controls over financial reporting are effective, which may subject it to adverse regulatory consequences and could harm investor confidence and the market price of its Common Stock.

A market for our securities may not continue, which would adversely affect the liquidity and price of our securities.

Following completion of any of the Business Combinations, the price of our securities may fluctuate significantly due to the market’s reaction to a Business Combination, including a significant number of redemptions by our public stockholders, and general market and economic conditions, and the anticipated transfer of transferring our securities from the NASDAQ to the OTCQX. An active trading market for our securities following the completion of a Business Combinations may never develop or, if developed, may not be sustained. In addition, the price of our securities after the completion of a Business Combination could vary due to general economic conditions and forecasts, general business conditions and the release of financial reports. You may be unable to sell your securities unless a market can be established or sustained.

The working capital available to Greenrose after consummation of any the Business Combinations will be reduced to the extent Greenrose’s stockholders exercise their redemption rights in connection with the Business Combinations. This may adversely affect the business and future operations of Greenrose.

The amount of working capital available to the combined company after the completion of a Business Combination will depend in part on the extent to which Greenrose stockholders exercise their right to redeem their shares into cash in connection with the Business Combinations. Greenrose’s working capital will be reduced in proportion to such redemptions. Reduced working capital may adversely affect Greenrose’s business and future operations.

Greenrose may waive one or more of the conditions to the Business Combinations.

Greenrose may agree to waive, in whole or in part, some of the conditions to its obligations to complete the Business Combinations, to the extent permitted by its existing charter and applicable laws. In certain circumstances, Greenrose may decide to close on the purchase of a subset of the four companies, thereby accelerating the closing of the Business Combinations, and close on the remaining companies later.

We may be subject to securities litigation, which is expensive and could divert management attention.

The market price of our Common Stock may be volatile and, in the past, companies that have experienced volatility in the market price of their stock have been subject to securities class action litigation. We may be the target of this type of litigation in the future. Securities litigation against us could result in substantial costs and divert management’s attention from other business concerns, which could seriously harm our business.

We do not intend to pay cash dividends for the foreseeable future.

Following the Business Combinations, we currently intend to retain our future earnings, if any, to finance the further development and expansion of our business and do not intend to pay cash dividends in the foreseeable future. Any future determination to pay dividends will be at the discretion of our board of directors and will depend on our financial condition, results of operations, capital requirements, restrictions contained in future agreements and financing instruments, business prospects and such other factors as our board of directors deems relevant.

Our Public Stockholders will experience substantial dilution as a consequence of, among other transactions, the issuance of Common Stock in the Business Combination and in connection with the PIPE Financing.

It is anticipated that, upon completion of the Business Combinations, and assuming that no shares are elected to be redeemed: (i) the Company’s Public Stockholders (other than the Private Placement Investors) will retain an economic interest of approximately [      ]% of the capital stock of the Post-Combinations Company; (ii) the Private Placement Investors will hold an economic interest of approximately [      ]% of the capital stock of the Post-Combinations Company (such that Public Stockholders, including Private Placement Investors, will own approximately [      ]% of the Post-Combinations Company); and (iii) our Initial Stockholders (including our Sponsor) will retain an economic interest of approximately [      ]% of the capital stock of the Post-Combinations Company.]

In addition, subject to the approval of the Incentive Plan Proposal and the authorization of the initial share reserve, the Company will have the ability to issue up to __________ shares of Common Stock pursuant to awards under the Incentive Plan.

The Private Placement Investors have agreed to purchase in the aggregate approximately [      ] shares of Common Stock, or approximately $[      ] of gross proceeds. [.    ]. [EXPAND].

For more information, please see the section entitled “Proposal No. 7 — The Incentive Plan Proposal.

If, following the Business Combinations, securities or industry analysts do not publish or cease publishing research or reports about the Post-Combinations Company, its business, or its market, or if they change their recommendations regarding our securities adversely, then the price and trading volume of our securities could decline.

The trading market for our securities will be influenced by the research and reports that industry or securities analysts may publish about us, our business, our market, or our competitors. Securities and industry analysts do not currently, and may never, publish research on the Company or the Post-Combinations Company. If no securities or industry analysts commence coverage of the Post-Combinations Company, our stock price and trading volume would likely be negatively impacted. If any of the analysts who may cover the Post-Combinations Company change their recommendation regarding our stock adversely, or provide more favorable relative recommendations about our competitors, the price of our securities would likely decline. If any analyst who may cover the Company were to cease coverage of the Post-Combinations Company or fail to regularly publish reports on it, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.

The JOBS Act permits “emerging growth companies” like us to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies.

We currently qualify as an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012, which we refer to as the “JOBS Act.” As such, we take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies for as long as we continue to be an emerging growth company, including: (i) the exemption from the auditor attestation requirements with respect to internal control over financial reporting under Section 404 of SOX; (ii) the exemptions from say-on-pay, say-on-frequency and say-on-golden parachute voting requirements; and (iii) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements. As a result, our stockholders may not have access to certain information they deem important. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year: (a) following January 28, 2025, the fifth anniversary of our IPO; (b) in which we have total annual gross revenue of at least $1.07 billion; or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Stock that is held by non-affiliates exceeds $700 million as of the last Business Day of our prior second fiscal quarter, and (ii) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as we are an emerging growth company. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies, but any such election to opt out is irrevocable. We have elected to avail ourselves of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

We cannot predict if investors will find our Common Stock less attractive because we rely on these exemptions. If some investors find our Common Stock less attractive as a result, there may be a less active trading market for our Common Stock and our stock price may be more volatile.

Our internal control over financial reporting may not be effective and our independent registered public accounting firm may not be able to certify as to their effectiveness, which could have a significant and adverse effect on our business and reputation.

As a public company, we are required to comply with the SEC’s rules implementing Sections 302 and 404 of SOX, which require management to certify financial and other information in our quarterly and annual reports and provide an annual management report on the effectiveness of internal control over financial reporting. To comply with the requirements of being a public company, the Post-Combinations Company will be required to provide the management report on internal controls commencing with the annual report for fiscal year ended December 31, 2021, and we may need to undertake various actions, such as implementing additional internal controls and procedures and hiring additional accounting or internal audit staff. The standards required for a public company under Section 404 of SOX are significantly more stringent than those required of a privately-held company. Further, as an emerging growth company, our independent registered public accounting firm is not required to formally attest to the effectiveness of our internal controls over financial reporting pursuant to Section 404 until the date we are no longer an emerging growth company. We do expect we will no longer qualify as an emerging growth company after the last day of the fiscal year in which the Business Combinations are consummated. As a result, beginning with the annual report for fiscal year ended December 31, 2021, our independent registered public accounting firm will be required to issue a report based on its audit of our internal control over financial reporting. Our independent registered public accounting firm may issue a report that is adverse in the event that it is not satisfied with the level at which the controls of the Post-Combinations Company are documented, designed or operating.

Testing and maintaining these controls can divert our management’s attention from other matters that are important to the operation of our business. If we identify material weaknesses in the internal control over financial reporting of the Post-Combinations Company or are unable to comply with the requirements of Section 404 or assert that our internal control over financial reporting is effective, or if our independent registered public accounting firm is unable to express an opinion as to the effectiveness of our internal controls over financial reporting when we no longer qualify as an emerging growth company, investors may lose confidence in the accuracy and completeness of our financial reports and the market price of our Common Stock could be negatively affected, and we could become subject to investigations by the SEC or other regulatory authorities, which could require additional financial and management resources.

The unaudited pro forma condensed combined financial information included in this document may not be indicative of what our actual financial position or results of operations would have been.

The unaudited pro forma condensed combined financial information for Greenrose following the Business Combinations in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the Business Combinations been completed on the dates indicated. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

Risks Relating to Redemption

The ability to execute Greenrose’s strategic plan could be negatively impacted to the extent a significant number of stockholders choose to redeem their shares in connection with the Business Combinations.

In the event the aggregate cash consideration Greenrose would be required to pay for all of its public shares that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the Business Combination Agreement[s] exceeds the aggregate amount of cash available to Greenrose, Greenrose may be required to increase the financial leverage Greenrose’s business would have to support [and/or to renegotiate the terms and conditions of one or more of the Business Combination Agreements]. This may negatively impact Greenrose’s ability to execute on its own future strategic plan.

There is no guarantee that a Greenrose stockholder’s decision whether to redeem their shares will put the stockholder in a better future economic position.

No assurance can be given as to the price at which a stockholder may be able to sell the shares of Greenrose Common Stock in the future following the completion of the Business Combinations or any alternative business combination. Certain events following the consummation of any business combination, including the Business Combinations, may cause an increase in our share price, and may result in a lower value realized now than Greenrose stockholder might realize in the future had the stockholder not elected to redeem such stockholder’s shares. Similarly, if a Greenrose stockholder does not redeem its shares, the stockholder will bear the risk of ownership of the public shares after the consummation of any business combination, and there can be no assurance that a stockholder can sell its shares of Greenrose Common Stock in the future for a greater amount than the redemption price set forth in this proxy statement. An Greenrose stockholder should consult its own tax and/or financial advisor for assistance on how this may affect its individual situation.

Our shareholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.

If we are forced to enter into an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business.

There is no guarantee that a stockholder’s decision whether to redeem its shares for a pro rata portion of the Trust Account will put the stockholder in a better future economic position.

We can give no assurance as to the price at which a stockholder may be able to sell its shares in the future following the completion of the Business Combinations or any alternative business combination. Certain events following the consummation of any initial business combination, including the Business Combinations, may cause an increase in our share price, and may result in a lower value realized now than a stockholder of the Company might realize in the future had the stockholder not redeemed its shares. Similarly, if a stockholder does not redeem its shares, the stockholder will bear the risk of ownership of the shares after the consummation of any initial business combination, and there can be no assurance that a stockholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement. A stockholder should consult the stockholder’s own tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.

Risks Related to Federal Illegality of Cannabis in the United States

Enforcement of U.S. federal laws could negatively affect businesses involved in the cannabis industry and cause financial damage to Greenrose.

Upon completion of a Business Combination, we will be operating in one or more states in which cannabis has been legalized and regardless of the federal government’s lack of criminal enforcement against state legal cannabis companies, federal prohibition can negatively affect businesses involved in the global cannabis industry for several reasons, including that businesses trafficking in, or even involved with, cannabis: have fewer banking options, making banking and other financial transactions difficult; have fewer options for capital, which is important for a company in an emerging space; have restricted intellectual property rights particularly with respect to obtaining trademarks and enforcing patents; cannot avail themselves of federal bankruptcy protection; and face fewer and generally more expensive options for insurance coverage. A change in the momentum in legalization could impact any or all of these and possibly other factors. Moreover, a significant shift to the U.S. government enforcing strictly or broadly the federal laws against cannabis could make all of those factors far worse, harm our business prospects, and theoretically threaten those not directly involved in trafficking in cannabis in the U.S. even for seemingly immaterial or remote violations of U.S. law.

Accordingly, any increased enforcement of current U.S. federal laws could cause significant financial damage to Greenrose and its shareholders. While several bills in the U.S. Congress would end federal cannabis prohibition, the prospects of these bills are uncertain, and there can be no assurance that any of those or future bills will pass Congress or be signed by the President. Furthermore, we do not know exactly to what extent or how the United States will legalize cannabis, the barriers to entry to that legal market, and how U.S. legalization will impact the competitive state-legal markets.

Any of these adverse actions could have a material adverse effect on Greenrose, including its reputation and ability to conduct business, its ability in the future to hold (directly or indirectly) cannabis licenses in the U.S., its stock exchange listing, its financial position, operating results, profitability or liquidity or the market price of the Common Stock. In addition, it is difficult to estimate the time or resources that would be needed for the investigation of any such matters or its final resolution because, in part, the time and resources that may be needed are dependent on the nature and extent of any information requested by the applicable authorities involved, and such time or resources could be substantial.

If we were to experience a bankruptcy, there is no guarantee that U.S. federal bankruptcy protections would be available to us.

Because the use of cannabis is illegal under U.S. federal law, courts have refused to extend federal bankruptcy protection to businesses with any cannabis related assets, thus making it very difficult for lenders to recoup their investments in the cannabis industry in the event of a bankruptcy. If we were to experience a bankruptcy, there is no guarantee that U.S. federal bankruptcy protections would be available to us, which would have a material adverse effect.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Capitalized terms used in this section of the proxy statement and not defined in this section of the proxy statement have the respective meanings given to those terms as defined and included elsewhere in this proxy statement. Terms specifically defined in this section have such meanings for purposes of this section of this proxy statement. In particular, in this section of the prospectus, the term “Greenrose” refers to Greenrose Acquisition Corp. The term “Common Stock” refers to the common stock of Greenrose.

The unaudited pro forma condensed combined balance sheet as of March 31, 2021 and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 and the year ended December 31, 2020, combine the financial statements of the acquirer, Greenrose, and the acquirees Theraplant, LLC (“Theraplant”), True Harvest LLC (“True Harvest”), Shango Holdings, Inc. which includes the operating activities of Rexroad Marquis Corporation, collectively with its affiliates on a combined consolidated basis (“Shango”), and Futureworks LLC (d/b/a The Health Center) (“THC”) (collectively, the “Operating Companies”) giving effect to (a) the Business Combinations and (b) the PIPE Financing (collectively, the “Transactions”), as if they had occurred on January 1, 2020 in respect of the unaudited pro forma condensed combined statements of operations and on March 31, 2021 in respect of the unaudited pro forma condensed combined balance sheet.

The assumptions and estimates underlying the unaudited adjustments to the unaudited pro forma condensed combined financial statements are described in the accompanying notes, which should be read in conjunction with the following included elsewhere in this proxy statement:

•        the historical audited financial statements of Greenrose as of and for the year ended December 31, 2020 and the related notes, included elsewhere in this proxy statement;

•        the historical unaudited financial statements of Greenrose as of and for the three months ended March 31, 2021 and the related notes, included elsewhere in this proxy statement;

•        the historical audited financial statements of the Operating Companies as of and for the year ended December 31, 2020 and the related notes, included elsewhere in this proxy statement;

•        the historical unaudited financial statements of the Operating Companies as of and for the three months ended March 31, 2021 and the related notes, included elsewhere in this proxy statement;

•        As the SEC predecessor, Theraplant Management’s Discussion and Analysis of Financial Condition and Results of Operations included elsewhere in this proxy statement;

•        Greenrose Management’s Discussion and Analysis of Financial Condition and Results of Operations included elsewhere in this proxy statement; and

•        Risk Factors

See the section entitled “Summary Term Sheet” elsewhere in this proxy statement for further background information of each of the parties in the Business Combinations.

The unaudited condensed combined pro forma adjustments reflecting the consummation of the Transactions are based on certain estimates and assumptions. These estimates and assumptions are based on information available as of the dates of these unaudited pro forma condensed combined financial statements and may be revised as additional information becomes available. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. The unaudited pro forma condensed combined financial statements do not give effect to any anticipated synergies, operating efficiencies or cost savings that may be associated with the Transactions.

Description of the Transactions

The Business Combinations

Greenrose intends to close on Business Combinations with a valuation determined by our Board meeting the 80% of fair market value test. Based on required regulatory approvals and their respective anticipated regulatory review periods, and assuming no Redemptions, Greenrose anticipates it is most probable that the acquisition of Theraplant and True Harvest will enable Greenrose to complete its Qualified Business Combinations in compliance with the 80% of fair market value test most expeditiously. Upon completion of the acquisitions of Theraplant and True Harvest, Greenrose anticipates completing the acquisitions of Shango and Futureworks in accordance with the terms and conditions of their respective Business Combination Agreements promptly once all of the conditions, including State and local licensure transfer regulatory approvals, to Closing have been met.

The Theraplant Merger Agreement:

On March 12, 2021, Greenrose entered into the Theraplant Merger Agreement with TPT Merger Sub, Theraplant and SRS as the selling securityholders’ representative, pursuant to which, subject to the terms and conditions contained therein, TPT Merger Sub will merge with and into Theraplant, with Theraplant continuing as the surviving entity and a wholly-owned subsidiary of Greenrose. Pursuant to the Theraplant Merger Agreement, at the effective time of the Theraplant Merger, each unit of Theraplant issued and outstanding immediately prior to the effective time will be canceled and converted into the right to receive a pro rata portion of merger consideration (without interest), as described below. The aggregate merger consideration to be paid at the closing to the unit holders of Theraplant will be $100,000,000 in cash, subject to customary purchase price adjustments, and an indemnity escrow as described more fully in the Theraplant Merger Agreement.

The True Harvest Asset Purchase Agreement:

On March 12, 2021, Greenrose entered into the Asset Purchase Agreement with TH Buyer and True Harvest, pursuant to which, subject to the terms and conditions contained therein, TH Buyer will purchase substantially all of the assets of True Harvest and assume certain of its liabilities. The initial consideration to be paid by the Company to True Harvest for the purchased assets will be $50,000,000, payable as follows: (i) $21,750,000 in cash; (ii) an additional $25,000,000 evidenced by a secured promissory note bearing interest at 8% per annum, which matures on the third anniversary of the closing of the asset purchase, and which is secured by the purchased assets pursuant to the terms of a security agreement between TH Buyer and True Harvest; and (iii) the assumption by TH Buyer of $3,250,000 of True Harvest’s debt.

In addition to the initial payment amount, the Company may be required to pay additional consideration to True Harvest of up to a maximum of $35,000,000 in cash contingent on the True Harvest business attaining, within thirty-six (36) months after the closing date of the asset purchase, a certain price per pound of cannabis flower as compared to total flower production, irrespective of the final form in which such flower is sold. The earnout payment, if any, would be evidenced by a promissory note which would bear interest at an annual rate of 8% per annum, would be payable in twenty-four (24) monthly installments after issuance and would be secured by the purchased assets.

The Shango Merger Agreement:

On March 12, 2021, Greenrose entered into the Shango Merger Agreement with Shango Merger Sub, Shango and the selling securityholders’ representative, pursuant to which, subject to the terms and conditions contained therein, Shango Merger Sub will merge with and into Shango, with Shango continuing as the surviving entity and a wholly-owned subsidiary of Greenrose. Subject to the terms and conditions set forth in the Shango Merger Agreement, at the effective time of the Shango Business Combination, other than dissenting shares, each share of Shango’s common stock issued and outstanding immediately prior to the Shango Effective Time will be canceled and converted into the right to receive a pro rata portion of cash (without interest) and the number of shares of common stock of Greenrose that Greenrose may become obligated to issue as described below. The initial consideration to be paid at closing of the

Shango Business Combination to Shango’s stockholders, other than dissenting shares, will be $40,000,000 payable as follows: (i) $31,000,000 in cash, (ii) the assumption of up to $9,000,000 of Shango’s liabilities, and (iii) and an additional amount cash payment equal to the shortfall between $9,000,000 and the actual amount of Shango liabilities actually assumed by Greenrose at closing. Additionally, Greenrose agreed to commit up to $10,000,000 for use for certain capital expenditures, as described more fully in the Shango Merger Agreement.

In addition to the initial consideration, and subject to Shango meeting certain target revenues in each of Greenrose’s 2021, 2022 and 2023 fiscal years, and the Shango business having cash flow from operations of no less than $0, then, Greenrose may be required to issue to Shango’s accredited stockholders up to such number of shares of Greenrose common stock equal to $65,000,000 in value (consisting of up to $20,000,000 in value of shares of Greenrose Common Stock for the 2021 fiscal year, up to $25,000,000 in value of shares of Greenrose Common Stock for the 2022 fiscal year and up to $20,000,000 in value of shares of Greenrose Common Stock for the 2023 fiscal year), divided by the Greenrose common stock price, which is calculated based upon the volume weighted average price per share of Greenrose Common Stock (rounded down to the nearest cent) on The Nasdaq Market, LLC (“Nasdaq”), or such other exchange on which Greenrose common stock is then listed or quoted on, for the ten (10) consecutive trading days ending on (and including) the last full trading day immediately prior to, as applicable, (1) the 2021 Milestone Payment Date, (2) the 2022 Milestone Payment Date, or (3) the 2023 Milestone Payment Date, as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed upon by Greenrose and Shango.

The Futureworks Merger Agreement:

On March 12, 2021, we entered into the Futureworks Merger Agreement with FW Merger Sub and Futureworks, pursuant to which, subject to the terms and conditions contained therein, Futureworks will merge with and into FW Merger Sub, with FW Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of Greenrose. A copy of the Futureworks Merger Agreement is attached to this proxy statement as Annex E. Subject to the terms and conditions set forth in the Futureworks Merger Agreement, at the effective time of the Futureworks Merger, each ownership interest in Futureworks issued and outstanding immediately prior to the Futureworks effective time will be canceled and extinguished and converted into the right to receive a pro rata portion of the merger consideration (without interest), as described below.

The value of the initial merger consideration to be paid at closing to the holders of Futureworks ownership interests pursuant to the Futureworks Merger Agreement will be: (i) $17,500,000 in cash, plus (ii) such number of shares of Greenrose common stock equal to $15,000,000 in value, calculated based upon the volume weighted average price per share of Greenrose Common Stock (rounded down to the nearest cent) on the OTCQX for the twenty (20) consecutive trading days ending on (and including) the last full trading day immediately prior to: (i) the closing date, (ii) March 31, 2022, or (iii) such date as Parent Common Stock Price is required to be paid or issued, as applicable (the “Parent Common Stock Price”), as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed upon by Greenrose and Futureworks, provided that the common stock price for the shares of Greenrose common stock to be issued on the closing date shall be subject to a minimum price of $12.00 per share of Greenrose common stock and a maximum price of $15.00 per share of Greenrose common stock, subject to customary purchase price adjustments, and indemnity escrow, as described more fully in the Futureworks Merger Agreement.

In addition to the initial consideration, and subject to the Futureworks business meeting the Earnout Threshold (as defined in the Futureworks Merger Agreement) then, Greenrose may be required to issue to Futureworks’ members up to such number of shares of Greenrose common stock equal to $10,000,000 in value, calculated based on the applicable Parent Common Stock Price.

The PIPE Financing

Greenrose entered into Subscription Agreements with the PIPE Investors pursuant to which the PIPE Investors have agreed to loan Greenrose an aggregate of up to $90 million, made up of a $50 million, 11.5% senior first mortgage loan (“the first mortgage”) and a convertible loan for up to $40 million (the “convertible loan”). These pro forma financial statements assume that a gross amount of $26.6 million is drawn at closing with the remaining amount issuable at the option of the lead investor. The first mortgage will pay interest at 12% and mature in three years. The convertible loan will pay interest at 12% (PIK for the first 2 years, 50% cash in year 3, and all cash in year 4, and mature in 4 years. The convertible loan will have a conversion price of $12.50 per share, and will be callable at $27.50 per share at the option of the Company (the “PIPE Financing”).

The Business Combinations are expected to be financed with Greenrose’s IPO proceeds currently held within a trust account and the PIPE Financing. Upon closing of the Business Combinations, Greenrose will own 100% of the Operating Companies.

The Business Combinations will be accounted for under the acquisition method of accounting under the scope of the Financial Accounting Standards Board’s Accounting Standards Codification 805, Business Combinations (“ASC 805”), in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). Under this method of accounting, Greenrose will be treated as the accounting acquirer and the purchase price will be allocated to the Operating Companies assets acquired and liabilities assumed with identifiable intangible assets and goodwill being recorded at consummation of the Business Combinations.

Management determined that Greenrose is the accounting acquirer based on an evaluation of the following facts and circumstances under both the no and maximum redemption scenarios:

•        Greenrose will transfer cash to the respective sellers of the Operating Companies from cash on hand and the PIPE Financing and in debt financing; none of the Operating Companies will transfer cash or incur incremental liabilities in connection with the Business Combinations;

•        Greenrose will issue stock to certain of the sellers of the Operating Companies to effectuate the Business Combinations; none of the Operating Companies are issuing equity;

•        Greenrose will have the largest voting interest in the combined entity, under both the no and maximum redemption scenarios;

•        the current board of directors will continue to direct the combined entity with no contemplated changes. As such, Greenrose will control the board;

•        Greenrose will hire or retain executive management of the combined business.

•        the combined entity’s name will be Greenrose Holding Company; and

•        the corporate headquarters will remain that of Greenrose in New York;

Consideration of $210.3 million to be paid out to the sellers of the Operating Companies upon closing will consist of an estimated $170.3 million in cash, $15.0 million in the form of shares of Greenrose’s Common stock, which is the equivalent of 1.5 million shares assuming a per share value of $10.00, and $25.0 million in seller notes issued exclusive of cash acquired and working capital adjustments. The cash portion of the Business Combinations consideration shall be funded from the cash held in Greenrose’s trust account, which was $173.5 million at December 31, 2020 and the $110 million raised through the PIPE Financing. To the extent not used to pay the cash portion of the Business Combinations consideration, the redemption price for any properly redeemed shares of Greenrose’s Common stock, or fees and expenses related to the Business Combinations and the other transactions contemplated by the Business Combination Agreements, the proceeds from Greenrose’s trust account and the PIPE Financing will be used for general corporate purposes, which may include, but not be limited to, working capital for operations, repayment of indebtedness, capital expenditures, and future acquisitions.

As additional consideration to the Business Combinations, an additional 7.5 million shares and $35.0 million of debt will be contingently issuable to certain sellers of the Operating Companies if certain operating targets are met over time, pursuant to the Business Combination Agreements (the “Earnouts”). Below is a summary of the total consideration of the Business Combinations on a gross basis not considering the fair value of the potential earnouts. The GAAP consideration is calculated below in Note 2g.

In thousands	Assuming No Redemption Amounts	Assuming Maximum Redemption Amounts
At Close
Cash to sellers of Theraplant(1)	$100,000	$100,000
Cash paid to sellers of True Harvest	21,750	21,750
Cash paid to sellers of Shango(1)	31,000	31,000
Cash paid to sellers of THC(1)	17,500	17,500
Greenrose common stock issued to sellers of THC(2)	15,000	15,000
Seller note issued to sellers of True Harvest	25,000	25,000
Total Consideration At Close of all Target Businesses	$210,250	$210,250

2022 – 2024
Greenrose common stock issued to sellers of Shango(3)	$65,000	$65,000
Greenrose common stock issued to sellers of THC(4)	10,000	10,000
Seller note issued to sellers of True Harvest(5)	35,000	35,000
Total Consideration from 2022 to 2024	$110,000	$110,000

Total consideration	$320,250	$320,250

____________

(1)      Final cash paid to the sellers of the Operating Companies is subject to a final net working capital adjustment pursuant to the Business Combination Agreements.

(2)      Pursuant to the Futureworks Merger Agreement, sellers will receive Greenrose common stock equivalent to $15.0 million on the Closing Date.

(3)      Pursuant to the Shango Merger Agreement and the terms of the Earnout, sellers may receive Greenrose common stock up to, or equal to, $65.0 million in 2022 through 2024.

(4)      Pursuant to the Futureworks Merger Agreement, sellers may receive Greenrose common stock, up to or equal to, $10.0 million to be paid in 2022.

(5)      Pursuant to the True Harvest Asset Purchase Agreement, sellers may be issued notes by Greenrose of $35.0 million to be issued in 2024.

Pursuant to Greenrose’s existing certificate of incorporation, Greenrose shareholders were offered the opportunity to redeem, upon the closing of a business combination, all or a portion of the shares of Greenrose Common Stock then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the Trust Account. There is no specified maximum redemption threshold.

The unaudited pro forma condensed combined financial statements present two redemption scenarios as follows:

•        Assuming No Redemptions — this scenario assumes that no shares of Greenrose Common Stock are redeemed; and

•        Assuming Maximum Redemptions — this scenario assumes that 5.1 million shares of Greenrose Common Stock are redeemed for an aggregate payment of approximately $51.4 million (based on the estimated per share redemption price of approximately $10.06 per share) from the Trust Account.

The following summarizes the pro forma common shares outstanding under the no redemption and maximum redemption scenarios:

	Assuming No Redemption		Assuming Maximum Redemption
	Shares	%	Shares	%
Greenrose Public Shareholders	17,250,000	64%	12,135,094	66%
Greenrose Initial Shareholders	4,312,500	16%	4,312,500	24%
Private Units	330,000	1%	330,000	2%
Total Greenrose	21,892,500	81%	16,777,594	92%

Total Shares at Closing of Qualified Transaction	21,892,500	94%	16,777,594	92%
The Health Center shareholders	1,500,000	6%	1,500,000	8%
Total Shares at Closing of all four Target Businesses	23,392,500	100%	18,277,594	100%

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of March 31, 2021
(Amounts in thousands of U.S. dollars, except per share data)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)		Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)		Qualified Transaction Combined Pro Forma (Assuming No Redemption)	Shango (Historical)	The Health Center (Historical)	Pro Forma Shango Transaction Adjustments (Assuming No Redemption)		Pro Forma The Health Center Transaction Adjustments (Assuming No Redemption)		Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Transaction Adjustments (Assuming Max Redemption)		Combined Pro Forma (Assuming Max Redemption)
Assets
Current Assets:
Cash and Cash Equivalents	$772	$4,642	$609	$173,473	2a	$(105,221)	2d	$107,943	$1,843	$1,807	$(32,715)	2d	$(18,539)	2d	$60,339	(51,438)	2m	8,901
				75,000	2b	(21,750)	2d
				(17,582)	2c
				(2,000)	2l
Restricted Cash	—	—	200	—		(200)	2e	—	—	—	—		—		—	—		—
Accounts Receivable	—	1,399	88	—		(88)	2e	1,399	406	313	—		—		2,118	—		2,118
Due From Related Parties	—	—	—	—		—		—	104	—	(104)	2e	—		—	—		—
Loans Receivable – Related Parties Current Portion	—	—	—	—		—		—	104	—	(104)	2e	—		—	—		—
Inventories	—	3,152	1,352	—		—		4,504	4,669	1,842	—		—		11,015	—		11,015
Prepaid Expenses and Other Current Assets	92	406	484	—		(484)	2e	498	208	99	—		—		805	—		805
Total Current Assets	864	9,599	2,733	228,891		(127,743)		114,344	7,334	4,061	(32,923)		(18,539)		74,277	(51,438)		22,839
Non-Current Assets:
Property and Equipment, Net	—	9,262	3,870	—		—		13,132	4,805	5,787	—		—		23,724	—		23,724
Loans Receivable – Related Parties	—	—	62	—		(62)	2e	—	—	—	—		—		—	—		—
Intangible Assets, Net	—	—	—	—		92,800	2f	92,800	42	—	40,758	2f	21,600	2f	155,200	—		155,200
Goodwill	—	—	—	—		74,892	2g	74,892	—	—	46,118	2g	12,989	2g	133,999	—		133,999
Deferred Tax Assets	—	—	—	—		—		—	840	—	—		—		840	—		840
Marketable Securities Held In Trust Account	173,473	—	—	(173,473)	2a	—		—	—	—	—		—		—	—		—
Other Non-Current Assets	—	—	132	—		—		132	—	151	—		—		283	—		283
Total Assets	$174,337	$18,861	$6,797	$55,418		$39,887		$295,300	$13,021	$9,999	$53,953		$16,050		$388,323	$(51,438)		$336,885

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of March 31, 2021
(Amounts in thousands of U.S. dollars, except per share data) — (Continued)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)		Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)		Qualified Transaction Combined Pro Forma (Assuming No Redemption)	Shango (Historical)	The Health Center (Historical)	Pro Forma Shango Transaction Adjustments (Assuming No Redemption)		Pro Forma The Health Center Transaction Adjustments (Assuming No Redemption)		Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Transaction Adjustments (Assuming Max Redemption)	Combined Pro Forma (Assuming Max Redemption)
Liabilities
Current Liabilities:
Accounts Payable	$—	$—	$879	$—		$(879)	2e	$—	$3,760	$705	$(3,760)	2e	$(705)	2e	$—	$—	$—
Accrued Liabilities	898	—	909	—		(1,807)	2e	—	1,050	1,017	(1,050)	2e	(1,017)	2e	—	—	—
Accounts Payable and Accrued Liabilities	—	1,878	—	—		898	2e	2,776	—	—	4,810	2e	1,722	2e	9,308	—	9,308
Due to Related Parties	—	—	—	—		—		—	2,810	—	(2,810)	2e	—		—	—	—
Deferred Rent, Current Portion	—	—	—	—		—		—	134	—	(134)	2e	—		—	—	—
Current Portion of Equipment Lease	—	—	—	—		—		—	30	—	(30)	2e	—		—	—	—
Lease Liabilities, Current Portion	—	—	—	—		—		—	—	143	—		(143)	2e	—	—	—
Current Portion of Notes Payable	—	165	3,606	—		(3,771)	2e	—	3,037	395	(3,037)	2e	(395)	2e	—	—	—
Current Portion of Notes Payable – Related Parties	—	—	—	—		—		—	3,351	—	(3,351)	2e	—		—	—	—
Income Tax Payable	—	—	—	—		—		—	6,128	—	—		—		6,128	—	6,128
Sales Tax Payable	—	—	—	—		—		—	—	327	—		—		327	—	327
Advances From Related Party	—	—	—	—		—		—	—	—	—		—		—	—	—
Distributions Payable to Members	—	—	79	—		(79)	2e	—	—	—	—		—		—	—	—
Total Current Liabilities	898	2,043	5,473	—		(5,638)		2,776	20,300	2,587	(9,362)		(538)		15,763	—	15,763
Long-Term Liabilities:
Lease Liabilities	—	—	—	—		—		—	—	428	—		(428)	2e	—	—	—
Convertible Debt, Net of Debt Discount	—	—	—	—		—		—	2,021	—	(2,021)	2e	—		—	—	—
Derivative Liability	—	—	—	—		—		—	1,620	—	(1,620)	2e	—		—	—	—
Notes Payable, Net of Current Portion	—	1,982	8,049	70,418	2b, 2c	22,579	2h	103,026	5,618	1,953	(3,406)	2h	(1,953)	2h	105,238	—	105,238
Notes Payable – Related Parties, Net of Current Portion	—	—	—	—		—		—	—	1,936	—		(1,936)	2e	—	—	—
Deferred Income Taxes	—	59	—	—		—		59	824	—	—		—		883	—	883
Deferred Rent, Net of Current Portion	—	—	542	—		(542)	2e	—	—	238	—		(238)	2e	—	—	—
Contingent Consideration	—	—	—	—		31,000	2i	31,000	—	—	53,000	2i	9,000	2i	93,000	—	93,000
Private warrants liability	1,663	—	—	—		—		1,663	—	—	—		—		1,663	—	1,663
Convertible Promissory Note – Related Parties	2,523	—	—	(2,523)	2l	—		—	—	—	—		—		—	—	—
Total Liabilities	5,084	4,084	14,064	67,895		47,397		138,524	30,383	7,142	36,591		3,907		216,547	—	216,547

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of March 31, 2021
(Amounts in thousands of U.S. dollars, except per share data) — (Continued)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)		Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)		Qualified Transaction Combined Pro Forma (Assuming No Redemption)	Shango (Historical)	The Health Center (Historical)	Pro Forma Shango Transaction Adjustments (Assuming No Redemption)		Pro Forma The Health Center Transaction Adjustments (Assuming No Redemption)		Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Transaction Adjustments (Assuming Max Redemption)		Combined Pro Forma (Assuming Max Redemption)
Commitment and Contingencies
Common stock subject to possible redemption 16,670,395 and no shares at redemption value at December 31, 2020 and 2019, respectively	164,253	—	—	(164,253)	2j	—		—	—	—	—		—		—	—		—
Shareholders’ Equity:
Share Capital	—	—	—	—		—		—	206	—	(206)	2e	—		—	—		—
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—	—	—		—		—	—	—	—		—		—	—		—
Common stock, $0.0001 par value; 70,000,000 shares authorized; 5,222,105 and 4,312,500 shares issued and outstanding (excluding 16,670,395 and no shares subject to possible redemption) at December 31, 2020 and 2019(1), respectively	1	—	—	2	2j	—		3	—	—	—		150	2k	153	(1)	2m	152
Additional paid-in capital	7,396	—	—	164,251	2j	—		171,647	—	—	—		14,850	2k	186,497	(51,437)	2m	135,060
Members’ Equity (Deficit)	—	14,777	(7,267)	—		(7,510)	2e	—	(16,056)	2,857	16,056	2e	(2,857)	2e	—	—		—
Retained Earnings (Accumulated Deficit)	(2,397)	—	—	(13,000)	2c	—		(14,874)	(1,512)	—	1,512	2e	—		(14,874)	—		(14,874)
				523	2l
Total Shareholders’ Equity (Deficit)	5,000	14,777	(7,267)	151,776		(7,510)		156,776	(17,362)	2,857	17,362		12,143		171,776	(51,438)		120,338

Total Liabilities and Equity	$174,337	$18,861	$6,797	$55,418		$39,887		$295,300	$13,021	$9,999	$53,953		$16,050		$388,323	$(51,438)		$336,885

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the three months ended March 31, 2021
(Amounts in thousands of U.S. dollars, except per share data)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)		Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)		Qualified Transaction Combined Pro Forma (Assuming No Redemption)	Shango (Historical)	The Health Center (Historical)	Pro Forma Shango Transaction Adjustments (Assuming No Redemption)		Pro Forma The Health Center Transaction Adjustments (Assuming No Redemption)		Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Max Redemption)	Combined Pro Forma (Assuming Max Redemption)
Gross Profit:
Revenues, net of discounts	$—	$7,150	$3,557	$—		$—		$10,707	$8,017	$5,291	$—		$—		$24,015	$—	$24,015
Cost of goods sold	—	2,478	1,756	—		—		4,234	4,339	2,985	—		—		11,558	—	11,558
Gross profit:	—	4,672	1,801	—		—		6,473	3,678	2,306	—		—		12,457	—	12,457

Expenses:
Selling, General, and Administrative	—	—	797	—		—		797	3,475	—	—		—		4,272	—	4,272
Transaction costs	—	—	—	—		—		—	—	—	—		—		—	—	—
Sales and Marketing	—	3	—	—		—		3	—	67	—		—		70	—	70
General and Administrative	—	1,362	—	—		—		1,362	—	1,339	—		—		2,701	—	2,701
Depreciation and Amortization	—	201	172	3,139	3a	—		3,512	—	—	1,520	3a	813	3a	5,845	—	5,845
Operating and formation costs	1,176	—	—	—		—		1,176	—	—	—		—		1,176	—	1,176
Total Expenses:	1,176	1,566	969	3,139		—		6,850	3,475	1,406	1,520		813		14,064	—	14,064

Income (loss) from Operations:	(1,176)	3,106	832	(3,139)		—		(377)	203	900	(1,520)		(813)		(1,607)	—	(1,607)

Other Income (Expense):
Other Income (Expense), Net	—	—	340	—		—		340	(3)	36	—		—		373	—	373
Change in Fair Value of Derivatives	—	—	—	—		—		—	(1,380)	—	1,380	3g	—		—	—	—
Interest expense	(486)	(35)	(431)	(2,909)	3c	(206)	3c	(3,581)	(394)	(120)	350	3c	120	3c	(3,625)	—	(3,625)
				486	3e
Interest earned on marketable securities held in Trust Account	4	—	—	(4)	3d	—		—	—	—	—		—		—	—	—
Change in fair value of private warrants liability	317	—	—	—		—		317	—	—	—		—		317	—	317
Change in fair value of Convertible promissory note, net – related party	556	—	—	(556)	3e	—		—	—	—	—		—		—	—	—
Total Other Income (Expense):	391	(35)	(91)	(2,983)		(206)		(2,924)	(1,777)	(84)	1,730		120		(2,935)	—	(2,935)

Income (Loss) Before Provision for Income Taxes:	(785)	3,071	741	(6,122)		(206)		(3,301)	(1,574)	816	210		(693)		(4,542)	—	(4,542)
Provision For Income Taxes	—	251	—	—		1,464	3f	1,715	775	—	—		611	3f	3,101	—	3,101
Net income (loss):	$(785)	$2,820	$741	$(6,122)		$(1,670)		$(5,016)	$(2,349)	$816	$210		$(1,304)		$(7,643)	$—	$(7,643)

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the three months ended March 31, 2021
(Amounts in thousands of U.S. dollars, except per share data) — (Continued)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)	Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)	Qualified Transaction Combined Pro Forma (Assuming No Redemption)	Shango (Historical)	The Health Center (Historical)	Pro Forma Shango Transaction Adjustments (Assuming No Redemption)	Pro Forma The Health Center Transaction Adjustments (Assuming No Redemption)	Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Max Redemption)	Combined Pro Forma (Assuming Max Redemption)
Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	16,414,428	—				—					—		—
Basic and diluted net income per share, Common stock subject to possible redemption	$—	$—				$—					$—		$—

Basic and diluted weighted average shares outstanding, Common stock	5,478,072	—				21,892,500					23,392,500		18,277,594
Basic and diluted net loss per share, Common stock	$(0.14)	$—				$(0.23)					$(0.33)		$(0.42)

Net Income per share – basic and diluted – attributable to:
Angel Founder Units	—	110,000				—					—		—
Series A Units	—	42,761				—					—		—
Series R Units	—	54,000				—					—		—

Weighted average shares – basic and diluted – attributable to:
Angel Founder Units	$—	$13.64				$—					$—		$—
Series A Units	$—	$13.64				$—					$—		$—
Series R Units	$—	$13.64				$—					$—		$—

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the year ended December 31, 2020
(Amounts in thousands of U.S. dollars, except per share data)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)		Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)		Qualified Transaction Combined Pro Forma (Assuming No Redemption)	Shango (Historical)	The Health Center (Historical)	Pro Forma Shango Transaction Adjustments (Assuming No Redemption)		Pro Forma The Health Center Transaction Adjustments (Assuming No Redemption)		Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Max Redemption)	Combined Pro Forma (Assuming Max Redemption)
Gross Profit:
Revenues, net of discounts	$—	$28,375	$8,036	$—		$—		$36,411	$25,042	$21,474	$—		$—		$82,927	$—	$82,927
Cost of goods sold	—	8,875	5,817	—		—		14,692	12,724	12,575	—		—		39,991	—	39,991
Gross profit:	—	19,500	2,219	—		—		21,719	12,318	8,899	—		—		42,936	—	42,936

Expenses:
Selling, General, and Administrative	—	—	1,022	—		—		1,022	11,062	—	—		—		12,084	—	12,084
Transaction costs	—	—	—	13,000	3a	—		13,000	—	—	—		—		13,000	—	13,000
Sales and Marketing	—	333	—	—		—		333	—	288	—		—		621	—	621
General and Administrative	—	2,505	—	—		—		2,505	—	4,023	—		—		6,528	—	6,528
Depreciation and Amortization	—	799	542	12,558	3b	—		13,899	—	—	6,078	3b	3,253	3b	23,230	—	23,230
Operating and formation costs	1,599	—	—	—		—		1,599	—	—	—		—		1,599	—	1,599
Total Expenses:	1,599	3,637	1,564	25,558		—		32,358	11,062	4,311	6,078		3,253		57,062	—	57,062

Income (loss) from Operations:	(1,599)	15,863	655	(25,558)		—		(10,639)	1,256	4,588	(6,078)		(3,253)		(14,126)	—	(14,126)

Other Income (Expense):
Other Income (Expense), Net	—	—	(101)	—		8	3c	(93)	143	74	(10)	3c	—		114	—	114
Gain on Sale of Property and Equipment	—	8	—	—		(8)	3c	—	—	—	—		—		—	—	—
Change in Fair Value of Derivatives	—	—	—	—		—		—	(10)	—	10	3c	—		—	—	—
Interest expense	(273)	(102)	(1,556)	(11,276)	3d	(1,032)	3d	(13,966)	(1,612)	(352)	1,435	3d	352	3d	(14,143)	—	(14,143)
				273	3g
Interest earned on marketable securities held in Trust Account	1,157	—	—	(1,157)	3e	—		—	—	—	—		—		—	—	—
Change in fair value of private warrants liability	(574)	—	—	—		—		(574)	—	—	—		—		(574)	—	(574)
Change in fair value of Convertible promissory note, net – related party	(321)	—	—	321	3g	—		—	—	—	—		—		—	—	—
Total Other Income (Expense):	(11)	(94)	(1,657)	(11,839)		(1,032)		(14,633)	(1,479)	(278)	1,435		352		(14,603)	—	(14,603)

Income (Loss) Before Provision for Income Taxes:	(1,610)	15,769	(1,002)	(37,397)		(1,032)		(25,272)	(223)	4,310	(4,643)		(2,901)		(28,729)	—	(28,729)
Provision For Income Taxes	—	1,179	—	—		4,577	3f	5,756	2,559	—	—		2,358	3f	10,673	—	10,673
Net income (loss):	$(1,610)	$14,590	$(1,002)	$(37,397)		$(5,609)		$(31,028)	$(2,782)	$4,310	$(4,643)		$(5,259)		$(39,402)	$—	$(39,402)

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2020
(Amounts in thousands of U.S. dollars, except per share data) — (Continued)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)	Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)	Qualified Transaction Combined Pro Forma (Assuming No Redemption)	Shango (Historical)	The Health Center (Historical)	Pro Forma Shango Transaction Adjustments (Assuming No Redemption)	Pro Forma The Health Center Transaction Adjustments (Assuming No Redemption)	Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Max Redemption)	Combined Pro Forma (Assuming Max Redemption)
Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	16,704,070	—				—					—		—
Basic and diluted net income per share, Common stock subject to possible redemption	$0.05	$—				$—					$—		$—

Basic and diluted weighted average shares outstanding, Common stock	5,083,127	—				21,892,500					23,392,500		18,277,594
Basic and diluted net loss per share, Common stock	$(0.49)	$—				$(1.42)					$(1.68)		$(2.16)

Net Income per share – basic and diluted – attributable to:
Angel Founder Units	—	110,000				—					—		—
Series A Units	—	42,761				—					—		—
Series R Units	—	54,000				—					—		—

Weighted average shares – basic and diluted – attributable to:
Angel Founder Units	—	$48.65				—					—		—
Series A Units	—	$158.35				—					—		—
Series R Units	—	$45.69				—					—		—

Combined Financial Statements

1.      Basis of Presentation

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are directly attributable to the Transactions and factually supportable.

The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Transactions occurred on the dates indicated, nor do they purport to project the future operating results or financial position of Greenrose following the completion of the Transactions. They should be read in conjunction with the historical financial statements and notes thereto of Greenrose and the Operating Companies.

The Business Combinations will be accounted for as an acquisition of the Operating Companies by Greenrose. Under the acquisition method of accounting, the purchase price will be allocated to the underlying tangible and intangible assets acquired and liabilities assumed of the Operating Companies based on their respective fair market value, with any excess purchase price allocated to goodwill. The pro forma purchase price allocation was based on estimates of the fair market value of the tangible and intangible assets and liabilities as described in Notes 2(f) and 2(g) of the unaudited condensed combined pro forma balance sheet adjustments in the accompanying notes to the unaudited pro forma condensed combined financial information. As of the date of this proxy statement, the valuation studies necessary to determine the fair market value of the assets and liabilities to be acquired and the related allocations of purchase price are preliminary and prepared based on preliminary forecasts, discount rates, and limited publicly available information. A final determination of fair values will be based on the actual net tangible and intangible assets that existed as of the Closing Date of the Transactions. The final purchase price allocation will be based, in part, on third party appraisals and may differ than that reflected in the pro forma purchase price allocation, and any differences may be material.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings or cost savings that may be associated with the Transactions. The pro forma adjustments reflecting the consummation of the Business Combinations are based on certain currently available information and certain assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combinations based on information available to management at the time and that the pro forma adjustments gives appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

There were no significant intercompany balances or transactions between Greenrose and the Operating Companies as of the date and for the periods of these unaudited pro forma condensed combined financial statements.

The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had Greenrose and the Operating Companies filed consolidated income tax returns during the periods presented.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of Greenrose’s shares outstanding, assuming the Transactions occurred on January 1, 2020.

As noted within [“Risk Factors”] elsewhere in this proxy statement, the closing of the Business Combinations requires approval by each respective state regulatory authority in which the Operating Companies conduct business. It is Greenrose’s intent for the Business Combinations to all occur on the same date; however, in the event that the state regulatory approval process is delayed for certain of the Operating Companies, one or more Operating Companies may close on a date subsequent to the initial Closing Date (the “Delayed Closing”). Greenrose does not expect a material impact to the pro forma condensed combined balance sheet resulting from a Delayed Closing after all entities are acquired. Greenrose does not expect the Delayed Closing period to exceed [three months].] During which time, Greenrose will not record revenue or incur expenses on behalf of the Operating Companies subject to a Delayed Closing. Revenues and expenses between the Closing Date and the Delayed Closing may be material.

2.      Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

Transaction Adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2021 are as follows:

a)      Reflects the reclassification of $173.5 million of cash and cash equivalents held in Greenrose’s trust account that becomes available for transaction consideration, transaction expenses, redemption of public shares, and the operating activities following the Business Combinations assuming no redemptions.

b)      Reflects the net cash proceeds from the PIPE Financing of the issuance of the first mortgage and the convertible note to private investors for $75 million, net of OID of $1.6 million.

c)      Reflects estimated transaction costs Greenrose and the Operating Companies expect to incur related to legal, financial advisory, and other professional fees amounting to approximately $17.6 million in order to consummate the Transactions. Included within transaction costs are $[4.6] million related to the PIPE Financing which have been directly offset against the debt proceeds received (see Note 2(b)).

d)      Reflects the estimated cash to be paid to the sellers of the Operating Companies on the Closing Date, including an estimated net working capital adjustment calculated as of March 31, 2021 pursuant to the Business Combination Agreements. See Note 2(g).

e)      Represents adjustments for assets and liabilities not acquired pursuant to the Business Combination Agreements. Certain assets and liabilities were acquired as part of the Business Combinations and recorded at fair value.

f)      As part of the preliminary valuation analysis, Greenrose identified customer relationships, trade names, and licenses as the acquired identifiable intangible assets. The fair value of identifiable intangible assets was mainly determined using the “income approach,” which requires a forecast of all of the expected future cash flows and the sales comparison approach. The fair value and useful life calculations are preliminary and subject to change after Greenrose finalizes its acquisition accounting of the Business Combinations as of the Closing Date.

Intangible Asset	Theraplant Estimated Fair Value	True Harvest Estimated Fair Value	Shango Estimated Fair Value	The Health Center Estimated Fair Value	Total	Weighted Average Useful Life in Years
Customer relationships	$16,800	$6,200	$8,800	$6,500	$38,300	5
Trade Name	2,300	1,900	4,900	1,900	11,000	3
Licenses	65,600	—	27,100	13,200	105,900	10
Fair value of intangible assets acquired	$84,700	$8,100	$40,800	$21,600	$155,200
Remove historical intangible assets	—	—	(42)	—	(42)
Pro forma transaction adjustment to intangible assets	$84,700	$8,100	$40,758	$21,600	$155,158

g)      As the accounting acquirer, Greenrose has performed a preliminary valuation analysis of the fair market value of the assets and liabilities of the Operating Companies. This adjustment reflects the estimated goodwill from the preliminary purchase price allocation as of December 31, 2020 resulting from the Business Combinations. For purposes of determining the purchase price allocation, the fair market value of all tangible and intangible assets acquired, and liabilities assumed were estimated as of March 31, 2021. Except for the specific fair value adjustments discussed in the notes to the “Unaudited pro forma condensed combined financial information,” Greenrose has assumed that the historical carrying value of the assets acquired and liabilities assumed reflect fair value. The preliminary allocation of purchase price for each of the Operating Companies is as follows:

	Theraplant	True Harvest	Shango	The Health Center	Total
Estimated GAAP consideration:
Cash, net of cash acquired	$95,358	$21,141	$29,157	$15,693	$161,348
Estimated preliminary net working capital adjustment	5,221	—	1,715	1,039	7,975
Greenrose stock	—	—	—	15,000	15,000
Earnout	—	31,000	53,000	9,000	93,000
Seller note	—	25,000	—	—	25,000
Total estimated GAAP consideration	100,579	77,141	83,872	40,732	302,324

Allocated to:
Net working capital	3,079	1,352	472	532	5,435
Property and equipment, net	9,262	3,870	4,805	5,787	23,723
Intangible assets	84,700	8,100	40,800	21,600	155,200
Other assets	—	133	840	151	1,125
Other liabilities	(4,418)	(3,250)	(3,035)	(327)	(11,030)
Taxes payable	—	—	(6,128)	—	(6,128)
Preliminary net assets acquired	92,622	10,205	37,754	27,743	168,325
Preliminary allocation to goodwill	$7,956	$66,936	$46,118	$12,989	$133,999

h)      The following table presents the long-term debt outstanding following the completion of the Transactions on a pro forma basis, before any debt issuance costs:

PIPE Financing, term loan, net	$70,418
True Harvest seller note	25,000
True Harvest assumed debt	3,250
Shango assumed debt	2,212
Theraplant assumed debt	4,360
Pro forma long-term debt, net	$105,240

i)       Reflects the estimated fair value of the Earnouts potentially due to the sellers of each of Shango, True Harvest and THC, respectively, as further described and summarized within “Summary Term Sheet” in this proxy statement. See Note 2(g).

j)       Represents the reclassification of $164.3 million of common stock previously subject to redemption to permanent equity.

k)      Pursuant to the Futureworks Merger Agreement, sellers will receive Greenrose common stock equivalent to $15.0 million on the Closing Date.

l)       Reflects the payment of the $2 million convertible promissory notes in cash. The instrument is able to be settled in common stock of Greenrose, private warrants, or paid in cash. Currently it is assumed this note will be paid in cash. The convertible promissory note has a bifurcated derivative which has been included in the carrying amount. The difference in the principal amount and the carrying amount inclusive of the derivative will be recorded as a gain or loss in the statement of operations.

The additional pro forma adjustments assuming maximum redemptions:

m)     Reflects $51.4 million withdrawal of funds from the trust account to fund the redemption of 5.1 million shares of Greenrose common stock at approximately $10.06 per share.

3.      Unaudited Pro Forma Condensed Combined Statement of Operations Adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 are as follows:

a)      The following table summarizes the changes in the estimated amortization expense resulting from the changes in intangible assets being recorded in connection with the business combinations:

	Theraplant Amortization	True Harvest Amortization	Shango Amortization	The Health Center Amortization	Total Amortization
Pro Forma Amortization	$2,672	$468	$1,526	$813	$5,479
Historical Amortization	—	—	6	—	6
Pro Forma Adjustment	$2,672	$468	$1,520	$813	$5,473

b)      As Theraplant is considered the predecessor for SEC purposes, these adjustments reclassify certain expenses to conform to Theraplant’s expense presentation.

c)Represents the impact to interest expense as a result of (i) the new long-term debt incurred as part of the PIPE Financing and (ii) the long-term debt at certain of the Operating Companies assumed as part of the Business Combinations partially offset by the elimination of interest expense associated with debt of the Operating Companies that will not be assumed. See Notes 2(h) and 2(e) for more information. The table below reflects the summary of changes to interest expense due to new financings and paydowns.

For the three months ended March 31, 2021	PIPE Financing Interest	Theraplant Interest	True Harvest Interest	Shango Interest	The Health Center Interest	Total Interest
Interest on assumed debt	$—	$—	$(98)	$(44)	$—	$(142)
Pro forma Interest on Net Debt	(2,909)	(75)	(500)	—	—	(3,484)
Historical interest expense	—	(35)	(431)	(394)	(120)	(980)
Pro forma Interest adjustment	$(2,909)	$(40)	$(166)	$350	$120	$(2,646)

d)      Represents the elimination of $4 thousand of interest income earned on Greenrose’s trust account for the three months ended March 31, 2021.

e)      Reflects the elimination of interest expense and changes in fair value associated to the Greenrose convertible promissory note as discussed in Note 2l.

f)      Reflects the incremental corporate income tax expense at a blended statutory rate of 26.5% for Theraplant, True Harvest, and THC which were historically taxed as partnerships and not as corporations. Due to limitations on the deductibility of certain expenses pursuant to IRC Section 280E, the blended statutory rate was applied to the gross profit of these entities. Shango has historically been taxed as a corporation and therefore, no adjustment has been made related to Shango. Further, the incremental pro forma adjustments were not tax effected as they are not deductible for tax purposes subject to IRC Section 280E.

g)      Reflects the elimination of $1.4 million of change in fair value of derivatives bifurcated from the Shango convertible debt that will not be assumed in connection with the Business Combination.

The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 are as follows:

a)      Reflects expensed transaction costs direct and incremental to the Transactions exclusive of $4.6 million of PIPE Financing fees which were offset against the debt proceeds.

b)      The following table summarizes the changes in the estimated amortization expense resulting from the changes in intangible assets being recorded in connection with the business combinations:

	Theraplant Amortization	True Harvest Amortization	Shango Amortization	The Health Center Amortization	Total Amortization
Pro Forma Amortization	$10,687	$1,873	$6,103	$3,253	$21,917
Historical Amortization	2		25		27
Pro Forma Adjustment	$10,685	$1,873	$6,078	$3,253	$21,890

c)      As Theraplant is considered the predecessor for SEC purposes, these adjustments reclassify certain expenses to conform to Theraplant’s expense presentation.

d)      Represents the impact to interest expense as a result of (i) the new long-term debt incurred as part of the PIPE Financing and (ii) the long-term debt at certain of the Operating Companies assumed as part of the Business Combinations partially offset by the elimination of interest expense associated with debt of the Operating Companies that will not be assumed. See Notes 2(h) and 2(e).

	PIPE Financing Interest	Theraplant Interest	True Harvest Interest	Shango Interest	The Health Center Interest	Total Interest
Interest on assumed debt	$—	$—	$(390)	$(177)	$—	$(567)
Pro forma Interest on Net Debt	(11,276)	(300)	(2,000)	—	—	(13,576)
Historical interest expense	—	(102)	(1,556)	(1,612)	(352)	(3,621)
Pro forma Interest adjustment	$(11,276)	$(198)	$(834)	$1,435	$352	$(10,521)

e)      Represents the elimination of $1.2 million of interest income earned on Greenrose’s trust account for the year ended December 31, 2020.

f)      Reflects the incremental corporate income tax expense at a blended statutory rate of 26.5% for Theraplant, True Harvest, and THC which were historically taxed as partnerships and not as corporations. Due to limitations on the deductibility of certain expenses pursuant to IRC Section 280E, the blended statutory rate was applied to the gross profit of these entities. Shango has historically been taxed as a corporation and therefore, no adjustment has been made related to Shango. Further, the incremental pro forma adjustments were not tax effected as they are not deductible for tax purposes subject to IRC Section 280E.

g)      Reflects the elimination of interest expense and changes in fair value associated to the Greenrose convertible promissory note as discussed in Note 2l.

4.      Earnings Per Share

Pro Forma Weighted Average Shares (Basic and Diluted)

The following pro forma weighted average shares calculations have been performed for the year ended December 31, 2020. The unaudited condensed combined pro forma earnings per share (“EPS”), basic and diluted, are computed by dividing loss by the weighted-average number of shares of common stock outstanding during the period.

Greenrose has one class of common stock outstanding which will continue to be outstanding upon the close of the Transactions. Greenrose also has 15.0 million outstanding public warrants sold during the initial public offering, 2.2 million sold in connection with the underwriter over-allotment and 2.0 million warrants sold in private placements to purchase an aggregate of 19.2 million common shares. The warrants are exercisable at $11.50 per share amounts which exceeds the current market price of Greenrose’s common stock. These warrants are considered anti-dilutive and excluded from the loss per share calculation when the exercise price exceeds the average market value of the common stock price during the applicable period. Additionally, the Convertible Note issued in connection with the PIPE financing will be convertible to Common stock subsequent to the Closing of the Business Combination at $12.50 per share. Due to the pro forma net loss, the Convertible Note is anti-dilutive and excluded from the loss per share calculation.

	For the three months ended March 31, 2021			For the year ended December 31, 2020
	Qualified Transaction Combined Pro Forma (Assuming No Redemption)	Combined Pro Forma (Assuming No Redemption)	Combined Pro Forma (Assuming Maximum Redemption)	Qualified Transaction Combined Pro Forma (Assuming No Redemption)	Combined Pro Forma (Assuming No Redemption)	Combined Pro Forma (Assuming Maximum Redemption)
In thousands, except per share data
Pro forma net loss attributable to common shareholders – basic and diluted	$(5,016)	$(7,643)	$(7,643)	$(31,028)	$(39,402)	$(39,402)
Basic and diluted weighted average shares outstanding	21,893	23,393	18,278	21,893	23,393	18,278
Pro Forma Basic and Diluted Loss Per Share	$(0.23)	$(0.33)	$(0.42)	$(1.42)	$(1.68)	$(2.16)

Pro Forma Basic and Diluted Weighted Average Shares
Greenrose Public Shareholders	17,250	17,250	12,135	17,250	17,250	12,135
Greenrose Initial Stockholders	4,313	4,313	4,313	4,313	4,313	4,313
Private Units	330	330	330	330	330	330
Total Greenrose	21,893	21,893	16,778	21,893	21,893	16,778

Shango Shareholders	—	—	—	—	—	—
Theraplant Shareholders	—	—	—	—	—	—
True Harvest Shareholders	—	—	—	—	—	—
The Health Center Shareholders	—	1,500	1,500	—	1,500	1,500
PIPE Investor(s)	—	—	—	—	—	—
Total Pro Forma Basic and Diluted Weighted Average Shares	21,893	23,393	18,278	21,893	23,393	18,278

COMPARATIVE PER SHARE DATA

The following table sets forth:

•        historical per share information of Greenrose for the three months ended March 31, 2021 and for the year ended December 31, 2020;

•        historical per share information of the Operating Companies for the three months ended March 31, 2021 and for the year ended December 31, 2020; and

•        unaudited pro forma per share information of the combined company for the three months ended March 31, 2021 and for the year ended December 31, 2020 after giving effect to the Business Combination and PIPE Financing, assuming two redemption scenarios as follows:

•        Assuming No Redemptions — this scenario assumes that no shares of Greenrose Common Stock are redeemed; and

•        Assuming Maximum Redemptions — this scenario assumes that 5.1 million shares of Greenrose Common Stock are redeemed for an aggregate payment of approximately $51.4 million (based on the estimated per share redemption price of approximately $10.06 per share) from the Trust Account.

The following table is also assumes the issuance of a loan for an aggregate of up to $90 million, made up of a $50 million, 11.5% senior first mortgage loan (“the first mortgage”) and a convertible loan for up to $40 million (the “convertible loan”). These following table assumes that a gross amount of $26.6 million is drawn at closing with the remaining amount issuable at the option of the lead investor.

The historical information should be read in conjunction with “Theraplant’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Greenrose’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained elsewhere in this proxy statement/prospectus and the audited consolidated financial statements and the related notes of Greenrose and the Operating Companies contained elsewhere in this proxy statement/prospectus.

The unaudited pro forma per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information and related notes included elsewhere in this proxy statement/prospectus. The unaudited pro forma combined net loss per share information below does not purport to represent what the actual results of operations of the combined company would have been had the Business Combination been completed or to project results of operations that may be achieved after the Business Combination. The unaudited pro forma book value per share information below does not purport to represent what the book value of the combined company would have been had the Business Combination been completed nor the book value per share for any future date or period.

	Greenrose	Theraplant	Closing Combined Pro Forma (Assuming No Redemption)(4)	Ending Combined Pro Forma (Assuming No Redemption)(5)	Ending Combined Pro Forma (Assuming Maximum Redemption)(5)
(in thousands, except share and per share data)
As of and for the three months ended March 31, 2021(3)
Book value per share(1)(2)	$7.16	$71.47	$7.16	$7.34	$6.58
Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	16,414,428	N/A	N/A	N/A	N/A
Basic and diluted weighted average shares outstanding, Common stock	5,478,072	N/A	21,892,500	23,392,500	18,277,594
Weighted average shares – basic and diluted – attributable to:
Angel Founder Units	N/A	110,000	N/A	N/A	N/A
Series A Units	N/A	42,761	N/A	N/A	N/A
Series R Units	N/A	54,000	N/A	N/A	N/A

	Greenrose	Theraplant	Closing Combined Pro Forma (Assuming No Redemption)(4)	Ending Combined Pro Forma (Assuming No Redemption)(5)	Ending Combined Pro Forma (Assuming Maximum Redemption)(5)
Basic and diluted net income per share, Common stock subject to possible redemption	$—	N/A	N/A	N/A	N/A
Basic and diluted net loss per share, common stock	$(0.14)	N/A	$(0.23)	$(0.33)	$(0.42)
Net income per share – basic and diluted – attributable to:
Angel Founder Units	N/A	$13.64	N/A	N/A	N/A
Series A Units	N/A	$13.64	N/A	N/A	N/A
Series R Units	N/A	$13.64	N/A	N/A	N/A

As of and for the year ended December 31, 2020(3)
Book value per share(1)(2)	$7.92	$57.83	$6.95	$7.14	$6.33
Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	16,704,070	N/A	N/A	N/A	N/A
Basic and diluted weighted average shares outstanding, Common stock	5,083,127	N/A	21,892,500	23,392,500	18,277,594
Weighted average shares – basic and diluted – attributable to:
Angel Founder Units	N/A	110,000	N/A	N/A	N/A
Series A Units	N/A	42,761	N/A	N/A	N/A
Series R Units	N/A	54,000	N/A	N/A	N/A
Basic and diluted net income per share, Common stock subject to possible redemption	$0.05	N/A	N/A	N/A	N/A
Basic and diluted net loss per share, common stock	$(0.49)	N/A	$(1.42)	$(1.68)	$(2.16)
Net income per share – basic and diluted – attributable to:
Angel Founder Units	N/A	$48.65	N/A	N/A	N/A
Series A Units	N/A	$158.35	N/A	N/A	N/A
Series R Units	N/A	$45.69	N/A	N/A	N/A

____________

(1)      Book value per share is calculated as Total Stockholder’s Equity divided by pro forma outstanding shares.

(2)      Pro forma balance sheet for year ended December 31, 2019 not required and as such, no such calculation included in this table.

(3)      Shango, True Harvest and The Health Center have been excluded from the comparative share data above as they have not computed EPS or weighted average share calculations.

(4)      Represents the comparative per share data as of the close of this transaction and includes only the per share information of Theraplant and True Harvest.

(5)      Represents the comparative per share data as of the closing of each of the four Operating Companies, two of which (Shango and THC) are expected to close subsequent to the closing date due to regulatory requirements.

PROPOSAL NO.1 — EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its existing Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate an initial business combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of our Board’s plan to allow the Company more time to complete the Qualified Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed certificate of amendment to the Company’s existing Amended and Restated Certificate of Incorporation to effectuate the Extension is attached to this proxy statement as Annex [    ].

Reasons for the Extension Amendment Proposal

On March 12, 2021, Greenrose entered into Business Combination Agreements with four separate companies, Shango, Theraplant, Futureworks, and True Harvest. These Business Combination Agreements provide that if the proxy statement to solicit Greenrose stockholder approval of the Business Combinations is not mailed prior to August 13, 2021, then the Company must seek stockholder approval of the Extension. Further, the Company’s existing Amended and Restated Certificate of Incorporation provides that the Company only has until August 13, 2021 to complete an initial business combination. The Company’s Board has determined that it may not be able to mail the proxy statement to solicit stockholder approval of the Business Combinations prior to August 13, 2021 and that it may not be able to complete an initial business combination by August 13, 2021. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date. Notwithstanding stockholder approval of the Extension, the Company intends to consummate the proposed Business Combinations as soon as practicable.

If the Extension Amendment Proposal is not Approved

If the Extension Amendment Proposal is not approved by August 13, 2021 (whether at the Special Meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our Amended and Restated Certificate of Incorporation, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including the interest earned thereon but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment is not approved, none of the other proposals will be presented to stockholders.

The holders of the Sponsor Shares, Private Shares and underwriter shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the Trust Account with respect to the Company’s Warrants which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company intends to continue to attempt to consummate its Business Combinations with Shango, Theraplant, Futureworks and True Harvest until the Extended Date. The Company will remain a reporting company under the Exchange Act and its Public Units, Common Stock, and Public Warrants will remain publicly traded during the extension period. The warrants will continue in existence in accordance with their terms.

Vote Required for Approval

[•]

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

The existence of financial and personal interests of one or more of the Company’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what they may believe is in the best interests of Greenrose and its stockholders and what they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section titled “[•]” for more information.

PROPOSAL NO. 2 — THE BUSINESS COMBINATIONS PROPOSAL

General

Greenrose’s stockholders are being asked to adopt and approve the Business Combination Agreements, certain related agreements and the transactions contemplated thereby, including the Business Combinations. All Greenrose stockholders should read carefully this proxy statement in its entirety for more detailed information concerning the Business Combination Agreements, which are attached as Annex B - E to this proxy statement. You are urged to read carefully all four of the Business Combination Agreements in their entirety before voting on this proposal.

Greenrose may consummate the Business Combinations only if all of the Required Transaction Proposals are approved by the Greenrose stockholders present in person (which includes presence at the virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon.

Our Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combinations, including, but not limited to, the following:

•        Benefits Not Achieved.    The risk that the potential benefits of the Business Combinations may not be fully achieved, or may not be achieved within the expected timeframe.

•        Stockholder Vote.    The risk that the Company’s stockholders may fail to provide the respective votes necessary to effect the Business Combinations.

•        Fees and Expenses.    The fees and expenses the Company has expended in negotiating the Business Combination Agreements and those associated with completing the Business Combinations.

•        Other Risks.    Various other risks associated with the Business Combinations, the business of the Company, the business of each of the Target Business as well as their respective financing and regulatory environment and described under “Risk Factors” beginning on page 42 of this proxy statement.

In considering the Business Combinations, the Board considered the following factors, among others:

•        historical information of each of the Target Businesses, financial performance, and results of operations;

•        consideration of the valuations to be paid in connection with the respective Target Businesses, which the Board determined to be attractive based on the quality of the businesses of the respective Target Businesses and in comparison with publicly traded MSO’s;

•        assessment of the strengths of management of respective Target Businesses as demonstrated in their leadership and management of cannabis businesses;

•        current budgetary information and forecast projections from the respective management teams of each of the Target Businesses and Greenrose’s management regarding (i) each of the Target Businesses’, prospects, financial condition, operations, technology, products, services, management, competitive position, and strategic business goals and objectives, (ii) general economic, industry, and financial market conditions and (iii) opportunities and competitive factors within the cannabis industry;

•        the recommendation by Greenrose’s management that the Board approve the Business Combinations, as the Board would not have approved any transaction in connection with this strategic process without such a recommendation from Greenrose’s management;

•        the risk that any of the Target Businesses would not be able to achieve their growth projections;

•        the risk that some of the current public stockholders would vote against the Business Combinations Proposal or decide to exercise their redemption rights, thereby depleting the amount of cash available in the Trust Account;

•        the risks involved with the Business Combinations and the likelihood that Greenrose will be able to complete Business Combinations meeting the 80% fair market value test, the possibility that the Business Combinations might not be consummated, and Greenrose’s prospects going forward without completing the Business Combinations with the Target Businesses;

•        the substantial transaction expenses to be incurred in connection with the Business Combinations and the negative impact of such expenses on Greenrose’s cash reserves and operating results should the Business Combinations not be completed;

•        the possible negative effect of the Business Combinations and public announcement of the Business Combinations on Greenrose’s financial performance, operating results and stock price;

•        pro forma Adjusted EBITDA of the combination of Greenrose and the Targets anticipated upon completion of the Business Combinations; and

•        all other factors the Board deemed relevant.

Our Board and management uses a variety of financial and operating metrics to evaluate our business, analyze our performance, and make strategic decisions. We believe these metrics and non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as management. However, these measures are not financial measures calculated in accordance with GAAP and should not be considered as substitutes for financial measures that have been calculated in accordance with GAAP.

We primarily review the following key performance indicators and non-GAAP measures when assessing our performance: (i) revenue; (ii) EBITDA; (iii) adjusted EBITDA; (iv) working capital; (v) cash flow; and (vi) return on capital employed. We believe these indicators provide us with useful data with which to measure our performance.

Adjusted EBITDA is a non-GAAP financial measures that represents earnings before interest expense, income taxes, depreciations, and amortization, or EBITDA and further adjustments to EBITDA to exclude certain non-cash items and other non-recurring items that management believes are not indicative of ongoing operations to come to Adjusted EBITDA.

The Company discloses EBITDA and Adjusted EBITDA and Pro Forma Adjusted EBITDA in this proxy statement because these non-GAAP measures are key measures used by the Board and management to evaluate our business, measure its operating performance and make strategic decisions. We believe EBITDA, Adjusted EBITDA, and Pro Forma EBITDA are useful for investors and others in understanding and evaluating our operations results in the same manner as its management. However, EBITDA and Adjusted EBITDA are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, income before income taxes, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze our business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in our industry may report measures titled EBITDA, Adjusted EBITDA, and Pro Forma Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how we calculate non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider EBITDA and Adjusted EBITDA alongside other financial performance measures, including net income and our other financial results presented in accordance with GAAP.

In considering the pro forma Adjusted EBITDA of the combination of Greenrose and the Targets anticipated upon completion of the Business Combinations, these estimates and assumptions are based on information available as of the dates of these unaudited pro forma condensed combined financial statements and may be revised as additional information becomes available. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. The unaudited pro forma condensed combined financial statements do not give effect to any anticipated synergies, operating efficiencies or cost savings that may be associated with the Transactions. These should be looked at in conjunction with the Unaudited Pro Forma Condensed Combined Financial Information section.

The following table presents a reconciliation of net income to EBITDA, Adjusted EBITDA, and Pro Forma Adjusted EBITDA for each of the periods indicated:

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED EBITDA
For the three months ended March 31, 2021
(Amounts in thousands of U.S. dollars, except per share data)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)	Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)	Qualified Transaction Combined Pro Forma (Assuming No Redemption)	Shango (Historical)	The Health Center (Historical)	Pro Forma Shango Transaction Adjustments (Assuming No Redemption)	Pro Forma The Health Center Transaction Adjustments (Assuming No Redemption)	Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Max Redemption)	Combined Pro Forma (Assuming Max Redemption)
Net income (loss):	$(785)	$2,820	$741	$(6,122)	$(1,670)	$(5,016)	$(2,349)	$816	$210	$(1,304)	$(7,643)	—	$(7,643)
Provision For Income Taxes	—	251	—	—	1,464	1,715	775	—	—	611	3,101	—	3,101
Interest expense	482	35	431	2,427	206	3,581	394	120	(350)	(120)	3,625	—	3,6265
Depreciation and Amortization	—	201	172	3,139	—	3,512	318	153	1,520	813	6,316	—	6,316
EBITDA	(303)	3,307	1,344	(556)	0	3,792	(862)	1,089	1,380	—	5,399	—	5,399
Adjustments
Transaction Related Fees(1)	—	294	341	—	—	635	543	459	—	—	1,637	—	1,637
Noncash charges(2)	(873)	—	—	556	—	(317)	1,440	—	—	—	1,123	—	1,123
Infrequent Events(3)	303	487	(303)	—	—	487	554	74	—	—	1,115	—	1,115
Pro Forma Adjusted EBITDA	$(873)	$4,088	$1,382	$0	$0	$4,597	$1,675	$1,622	$1,380	$—	$9,275	$—	$9,275

____________

(1)      Transaction fees relate to consulting, legal, and accounting fees in preparation for the business combination

(2)      Changes in the fair value of derivatives

(3)      Infrequent events primarily includes Greenrose activity, a fire at Theraplant, start-up costs at Shango for Michigan and California, gains from a legal settlement at True Harvest and addback of certain management fees.

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED EBITDA
For the year ended December 31, 2020
(Amounts in thousands of U.S. dollars, except per share data)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)	Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)	Qualified Transaction Combined Pro Forma (Assuming No Redemption)	Shango (Historical)	The Health Center (Historical)	Pro Forma Shango Transaction Adjustments (Assuming No Redemption)	Pro Forma The Health Center Transaction Adjustments (Assuming No Redemption)	Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Max Redemption)	Combined Pro Forma (Assuming Max Redemption)
Net income (loss):	$(1,610)	$14,590	$(1,002)	$(37,397)	$(5,609)	$(31,028)	$(2,782)	$4,310	$(4,643)	$(5,259)	$(39,402)	—	$(39,402)
Provision For Income Taxes	—	1,179	—	—	4,577	5,756	2,559	—	—	2,358	10,673	—	10,673
Interest expense	(884)	102	1,556	12,160	1,032	13,966	1,612	352	(1,435)	(352)	14,143	—	14,143
Depreciation and Amortization	—	799	542	12,558	—	13,899	1,028	604	6,078	3,253	24,862	—	24,862
EBITDA	(2,494)	16,670	1,096	(12,679)	—	2,593	2,417	5,266	—	—	10,276	—	10,276
Adjustments
Transaction Related Fees(1)	—	653	217	13,000	—	13,870	1,646	265	—	—	15,781	—	15,781
Noncash charges(2)	895	—	—	(321)		574
Infrequent Events(3)	2,494	1,484	42	—	—	4,020	2,233	—	—	—	6,253	—	6,253
Pro Forma Adjusted EBITDA	$895	$18,807	$1,355	$—	$—	$21,057	$6,296	$5,531	$—	$—	$32,884	$—	$32,310

____________

(1)      Transaction fees relate to consulting, legal, and accounting fees in preparation for the business combination

(2)      Changes in the fair value of derivatives

(3)      Infrequent events primarily includes Greenrose activity, a fire at Theraplant, start-up costs at Shango for Michigan and California, and addback of certain management fees.

The Board has determined that completing all of the Business Combinations is in the best interest of Greenrose’s shareholders and therefore the Business Combinations Proposal provides Greenrose’s stockholders an opportunity to vote for or against all of the Business Combinations and not each Business Combination individually. As a result, stockholders may either vote in favor of the Business Combinations Proposal even if they are not in favor of one or more of the Business Combinations, or may vote against the Business Combinations Proposal even if they are in favor of one or more of the Business Combinations. It is possible that having the Business Combinations Proposal require stockholders to approve all of the Business Combinations together may decrease the likelihood of obtaining sufficient stockholder vote to approve the Business Combinations Proposal, or my increase the likelihood that stockholders will exercise their right to have their shares redeemed.

Assuming Greenrose’s stockholders approve the Business Combinations Proposal, Greenrose intends to close one or more Business Combinations with a valuation determined by our Board equal to or greater than the 80% of fair market value of the assets held in the Trust Account, excluding taxes payable on the income earned on the Trust Account, at the time of the signing of the Business Combination Agreements (the “80% of fair market value test”). Based on required regulatory approvals and their respective anticipated regulatory reviewed periods, and assuming no redemptions, Greenrose anticipates it is most probable that the acquisition of Theraplant and True Harvest will enable Greenrose to complete its initial business combinations in compliance with the 80% of fair market value test most expeditiously. Upon completion of the acquisitions of Theraplant and True Harvest, Greenrose anticipates completing the acquisitions of Shango and True Harvest in accordance with the terms and conditions of their respective Business Combination Agreements promptly once all of the conditions to closing have been met.

The Business Combination Agreements

This subsection of this proxy statement describes the material provisions of the Business Combination Agreements, but does not purport to describe all of the terms of the Business Combination Agreements. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreements, which are attached as Annex B – E to this proxy statement. Capitalized but undefined terms used in this proxy statement shall have the meaning set forth in the respective Business Combination Agreement. You are urged to read the Business Combination Agreements in their entirety because they are the primary legal documents that govern the Business Combinations.

The Business Combination Agreements contain representations, warranties and covenants that the respective parties made to each other as of the date of each of the Business Combination Agreements or other specific dates as provided for in the respective Business Combination Agreement. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating each of the Business Combination Agreements. The representations, warranties and covenants in each of the Business Combination Agreements are also modified in part by the underlying disclosure schedules (the “Disclosure Schedules”), which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the Disclosure Schedules contain information that is material to an investment decision. Additionally, the representations and warranties of the parties to each of the Business Combination Agreements may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement. Accordingly, no person should rely on the representations and warranties in any of the Business Combination Agreements or the summaries thereof in this proxy statement as characterizations of the actual state of facts about Greenrose, the Target Businesses or any other matter.

Overview of the Transactions Contemplated by the Theraplant Business Combination Agreement

The acquisition is structured so that as a result of the Theraplant Merger, Theraplant will become wholly-owned subsidiary of Greenrose in accordance with the following transaction steps:

i.       Prior to the execution of the Theraplant Business Combination Agreement, TPT Merger Sub was formed as a new entity for the sole purpose of entering into and consummating the transactions set forth in the Theraplant Business Combination Agreement; and

ii.      At the TPT Effective Time (as defined below), TPT Merger Sub will merge with and into Theraplant, with Theraplant surviving the Theraplant Merger as a direct wholly-owned subsidiary of Greenrose.

Effective Time and Closing of the Theraplant Merger

The Closing of the Theraplant Merger will take place as promptly as reasonably practicable, but no later than two Business Days following satisfaction or waiver of the conditions set forth in the Theraplant Business Combination Agreement, shall take place remotely via the exchange of documents and signatures, unless another manner or time is agreed to by Greenrose and Theraplant. The parties will cause the Theraplant Merger to be consummated by filing a Certificate of Merger with the Secretary of State of the State of Connecticut in accordance with the Connecticut Uniform Limited Liability Act, as amended (the “TPT Effective Time”).

Consideration

The aggregate consideration to be paid or issued by Greenrose in respect of all of Theraplant’s units shall be an amount equal to the sum of: (i) $100,000,000, minus (ii) $13,000,000 (the “Escrow Amount”) to be held in escrow, minus (iii) $200,000 (the “Expense Amount”) for use by SRS as the representative of the selling securityholders, minus (iv) $500,000 (the “Managing Member Expense Amount”) for use by Theraplant’s managing members (items (i) – (iv) are collectively referred to as, the “Initial Consideration”). In addition to the Initial Consideration, the holders of Theraplant units will receive: (1) an amount equal to the difference between Theraplant’s estimate of its net working capital as of immediately prior to the Closing and $2,500,000, to the extent a positive number, if any; (2) the amount released from the Escrow Fund, if any; (3) the amount released from the Expense Fund, if any; and (4) the amount released from the Managing Member Expense Fund, if any.

Exchange of Certificates; Delivery of Consideration

At the TPT Effective Time, by virtue of the Theraplant Merger and without any action on the part of Greenrose, Merger Sub, Theraplant or the holder of any of Theraplant’s, the following shall occur automatically (except as expressly provided otherwise): (i) each Theraplant unit issued and outstanding immediately prior to the TPT Effective Time shall be cancelled and extinguished and converted into the right to receive cash (without interest thereon) in accordance with the terms of the Theraplant Business Combination Agreement and (ii) the units of TPT Merger Sub issued and outstanding immediately prior to the TPT Effective Time shall be converted into and exchanged for one hundred percent (100%) of the units of Theraplant. From and after the TPT Effective Time, each unit certificate of TPT Merger Sub evidencing ownership of any such units shall continue to evidence ownership of such units of membership interests of Theraplant.

Five Business Days prior to the date of Closing, Theraplant will deliver a spreadsheet (the “Closing Payment Certificate”) setting forth each of the following items and certified by a managing member of Theraplant to be true and correct: (i) the Initial Consideration; (ii) the Capitalization Table; and (iii) the Allocation Certificate for the Initial Consideration. Upon receipt of the Closing Payment Certificate, Greenrose will be entitled to review, make reasonable inquiries and request reasonable supporting documentations, and comment on the Closing Payment Certificate, and Theraplant shall consider Greenrose’s comments in good faith and deliver an updated Closing Payment Certificate to Greenrose no later than two Business Days prior to the Closing Date to reflect the applicable revisions to the Closing Payment Certificate.

On the Closing Date, Greenrose will deliver:(i) to Continental Stock Transfer & Trust Company (the “Paying Agent” and “Escrow Agent”) a letter authorizing the Paying Agent to remit payment by wire transfer of immediately available funds from the Trust Account an amount equal to the aggregate cash portion of the Initial Consideration payable to the Selling Securityholders in exchange for all Theraplant’s units; (ii) the Escrow Amount to the Escrow Agent by wire transfer of immediately available funds, for deposit in the Escrow Fund; (iii) the Expense Amount to SRS by wire transfer of immediately available funds, for deposit in the Expense Fund; and (iv) the Managing Member Expense Amount to Theraplant’s Managing Members serving in such capacity as of the date immediately preceding the Closing Date by wire transfer of immediately available funds, for deposit in the Managing Member Expense Fund.

As soon as reasonably practicable after the TPT Effective Time, but in no event more than 5 Business Days thereafter, Greenrose or Theraplant shall cause the Paying Agent to mail to each holder of record of Theraplant’s units that were converted into the right to receive the cash payment at the address provided by Theraplant in the Closing Payment Certificate: (1) a letter of transmittal (the “TPT Letter of Transmittal”), and (2) instructions for use in effecting the surrender of the Company Units in exchange for the applicable cash amount set forth on the Closing Payment Certificate. Upon surrender of the Theraplant units for cancellation to the Paying Agent, together with such Letter of Transmittal and any required Form W-9 or Form W-8, duly completed and validly executed in accordance with the instructions thereto (including all required deliverables), the holder of such Theraplant units shall be entitled to receive from the Paying Agent, upon surrender thereof, the cash amount to which such holder is entitled as set forth on the Closing Payment Certificate, and any Theraplant units so surrendered shall be canceled. Until surrendered, each outstanding Theraplant unit will be deemed from and after the TPT Effective Time, for all corporate purposes to evidence only the right to receive the cash amount (without interest) into which such Theraplant units shall have been so converted.

Representations and Warranties; Escrow; Indemnification

The Theraplant Business Combination Agreement contains customary representations and warranties of (a) Theraplant, (b) Greenrose and (c) TPT Merger Sub relating to, among other things, their ability to enter into the Theraplant Business Combination Agreement and their outstanding capitalization.

All of the representations and warranties contained in the Theraplant Business Combination Agreement and the certificates and instruments delivered in connection therewith shall survive the Theraplant Merger and continue until 11:59 p.m. New York time on the day which is eighteen months (18) months after the date on which the TPT Effective Time occurs; provided, however, that the Fundamental Representations will survive the Closing and continue until the expiration of the latest statute of limitations applicable to such representations and warranties (either pertaining to the subject matter of such representations and warranties, or the ability of any Greenrose indemnitees, any Theraplant indemnitees or any third party to make a claim relating to the breach of such representations and warranties, as the case may be, whichever is later) after giving effect to any extensions or waivers plus thirty (30) days.

The Escrow Agreement provides that on the 12 month anniversary of the Closing (the “Escrow Release Date”) the Escrow Agent shall release from the Escrow Fund and shall deliver to the Selling Securityholders (to each, their respective Allocated Portion), an amount equal to $10,000,000 (the “Escrow Release Amount”); provided, however, that (i) if the amount then remaining in the Escrow Fund are less than the Escrow Release Amount the Escrow Agent shall not release any funds and (ii) any amounts relating to an Unresolved Claim for which Greenrose has provided SRS with notice prior to the Escrow Release Date shall not be included for purposes of calculating amounts remaining in the Escrow Fund.

No selling securityholder will be obligated to indemnify any Greenrose indemnitee for any claim for indemnification pursuant to a Representation Breach Claim unless and until the aggregate amount of all Losses of all Greenrose indemnitees (whether or not resulting from a Representation Breach Claim) equal or exceed $250,000 (the “Deductible”), at which time the selling securityholders shall indemnify the Greenrose indemnitees for the amount of all Losses in excess of the Deductible. The Deductible shall not apply to Losses resulting from Fundamental Representations, or (y) any claims other than Representation Breach Claims. The selling securityholders’ aggregate Liability for Representation Breach Claims shall not exceed $13,000,000 (the “General Cap”); provided that the General Cap shall not apply with respect to the claims set forth in the following clauses (A) through (B) and the selling securityholders’ Liability for indemnification therefor shall not count for purposes of the General Cap: (A) Representation Breach Claims regarding any Fundamental Representations; and (B) any claims other than Representation Breach Claims. The selling securityholders’ aggregate Liability for all claims under the Theraplant Business Combination Agreement shall not exceed the Escrow Amount and recourse is limited to the Escrow Fund except in limited circumstances.

Following the Closing, except for (a) claims for Fraud against any Indemnifying Party who committed or participated in such Fraud or had, at the time such Fraud was committed, actual knowledge of such Fraud, (b) claims for equitable relief, (c) claims pursuant to the Employment Agreements or the Non-Competition Agreements, and (d) SRS’s rights against the selling securityholders, the rights to indemnification, compensation or reimbursement under Article 7 of the Theraplant Business Combination Agreement shall be the sole and exclusive remedy with respect to the subject matter of the Theraplant Business Combination Agreement.

Conduct of Business Pending Consummation of the Theraplant Business Combination

During the period from the date of the Theraplant Business Combination Agreement and until the earlier of the termination of the Theraplant Business Combination Agreement in accordance with the terms thereof and the TPT Effective Time and unless otherwise expressly required by the Theraplant Business Combination Agreement, Theraplant agrees to and to cause each of its subsidiaries to, in each case using its commercially reasonable efforts, carry on its business in the ordinary course consistent with past practice and in compliance in all material respects with all Applicable Laws and Contracts and to use its commercially reasonable efforts to preserve intact its respective business organizations; provided, however, that notwithstanding anything in the Theraplant Business Combination Agreement to the contrary, Theraplant and Theraplant’s managing members shall act in accordance with the terms of Theraplant’s organizational documents and nothing in the Theraplant Business Combination Agreement shall obligate or cause Theraplant or Theraplant’s managing members to act in contravention of Theraplant’s organizational documents. Theraplant shall not, and shall cause its subsidiaries not to, take or permit any of the following actions, without the prior written consent of Greenrose, in its reasonable discretion, which such consent shall not be unreasonably withheld, conditioned or delayed:

•        amend its organizational documents;

•        other than cash dividends or distributions made consistent with Theraplant’s operating agreement and Applicable Law, declare or pay any dividend on or make any other distribution in respect of any of its capital equity, or split, combine or reclassify any of its capital equity or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any of its capital equity, or repurchase or otherwise acquire, directly or indirectly, any of its capital equity except from former employees, directors and consultants in accordance with agreements in existence as of the date hereof providing for the repurchase of such capital equity in connection with any termination of service to Theraplant;

•        (A) issue, grant, deliver, sell or authorize or propose to issue, grant, deliver or sell, or purchase or propose to purchase, any Theraplant units or other Equity Interests, (B) modify, waive or amend terms, or the rights of any holder, of any outstanding Theraplant units or other Equity Interest (including to reduce or alter the consideration to be paid to Theraplant upon the exercise of any outstanding Equity Interest), enter into any agreement, arrangement, plan, commitment or understanding with respect to any such modification, waiver or amendment, (D) grant any Equity Award, or (E) accelerate, amend or change the period of exercisability or vesting of any Equity Award or similar right or authorize any cash payment in exchange for any Equity Award or similar right;

•        (i) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization, (ii) forgive any loans, or issue any loans (other than routine travel advances or business expenses issued in the ordinary course of business) to any of its or its subsidiaries’ directors, officers, contractors or employees, or (iii) except with respect to annual renewals of existing service providers, hire or retain any employee or other service provider whose aggregate cash compensation is expected to exceed $200,000 per year;

•        grant, pay or agree or commit to pay any severance, change of control, retention, incentive or termination payment to any director, officer employee or consultant, except payments made pursuant to written Contracts outstanding on the date of the Theraplant Business Combination Agreement, copies of which have been delivered to Greenrose and the terms of which are disclosed in Theraplant’s Disclosure Schedules;

•        except in connection with Theraplant’s proposed facility expansion, enter into any Material Contract, or violate, amend or otherwise modify or waive any of the terms of any Material Contract, which amendments, modifications or waivers, individually or in the aggregate, would be material to Theraplant, in each case other than in the ordinary course of business;

•        (i) dispose of, license, covenant not to sue under, transfer or assign to any Person any Intellectual Property Rights; other than non-exclusive licenses of object code for Shango’s Products in the ordinary course of business consistent with past practice or (ii) abandon or permit to lapse any of Shango’s Registered Intellectual Property;

•        except in connection with Theraplant’s proposed facility expansion, sell, lease, license or otherwise dispose of, distribute, encumber or grant a Lien on any of Theraplant’s material Assets, other than dispositions of inventory or nonexclusive licenses of products to Persons to whom Theraplant or such Theraplant subsidiary had granted licenses of its products as of the date of the Theraplant Business Combination Agreement, in the ordinary course of business consistent with past practice;

•        (i) make or agree to make payment, discharge or satisfaction, in an amount exceeding $50,000 in any one case or $100,000 in the aggregate, of any claim, Liability or obligation (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction of Liabilities reflected or reserved against in the Shango’s Financials, pursuant to Contracts in effect as of the date hereof and/or the payment of Taxes or (ii) fail to pay or otherwise satisfy any Liability of Theraplant or any Theraplant subsidiary presently due and payable, except such Liabilities which are being contested in good faith by appropriate means or procedures;

•        pay or settle or take any action not required, other than in connection with any existing Action or commence any Action other than (i) for the routine collection of bills, or (ii) in such cases where it in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, provided that Theraplant shall consult with Greenrose prior to the filing of such Action;

•        organize any new subsidiary (other than those that are wholly-owned) or acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;

•        acquire or agree to acquire any real property;

•        (i) make, change or rescind any Tax election, (ii) change any Tax period, or (iii) adopt or change any method of Tax accounting, except as required by GAAP or Applicable Law;

•        make any change to its accounting methods, principles, policies, procedures or practices, except as may be required by GAAP;

•        file a petition in bankruptcy, make an assignment for the benefit of creditors or file a petition seeking reorganization or arrangement or other action under federal or state bankruptcy laws;

•        authorize or agree to take any of the foregoing actions.

Prior to Closing, Greenrose and TPT Merger Sub shall use their best efforts to (i) cause Greenrose’s securities to be delisted from Nasdaq, unless a change in Applicable Laws occurs prior to Closing which would permit the continued listing of Greenrose’s equity on Nasdaq following the Closing, and (ii) if no such change in Applicable Laws occurs, prior to Closing list Greenrose’s equity (or securities convertible into or issued in lieu thereof) on another securities exchange.

Conditions to Closing

General Conditions

The obligation of the parties to consummate the transactions contemplated by the Theraplant Business Combination is conditioned on the satisfaction or waiver (where permissible) by Greenrose and Theraplant of the following conditions:

•        All Approvals from Governmental Authority necessary for consummation of the Theraplant Merger and the other transactions contemplated by the Theraplant Business Combination Agreement shall have been obtained and shall be in full force and effect, including, without limitation, (A) all other authorizations, consents and approvals of Governmental Authority required for consummation of the transactions contemplated by the Theraplant Business Combination Agreement shall have been obtained, (B) the receipt of approval of Greenrose’s stockholders adopting the Theraplant Business Combination Agreement and approving the Stockholder Approval Matters, and (C) any filings and approvals required under the rules and regulations of Nasdaq, or such other stock exchange or quotation system on which Greenrose’s capital stock is then traded or is proposed to be traded on.

•        No temporary restraining order, preliminary or permanent injunction or other Order issued by any court or other Governmental Authority of competent jurisdiction or other legal or regulatory restraint or prohibition against the consummation of the Theraplant Merger or any of the other transactions contemplated by the Theraplant Business Combination Agreement shall be in effect; nor shall there be any action taken, or any Law or Order enacted, entered, enforced or deemed applicable to the Theraplant Merger or any of the other transactions contemplated by the Theraplant Business Combination Agreement that would prohibit the consummation of the Theraplant Merger or any of the other transactions contemplated by the Theraplant Business Combination Agreement or that would permit consummation of the Theraplant Merger and the other transactions contemplated by the Theraplant Business Combination Agreement only if certain divestitures were made or if Greenrose or Theraplant were to agree to limitations on its business activities or operations.

Greenrose and TPT Merger Sub Conditions to Closing

The obligations of Greenrose and TPT Merger Sub to consummate the Theraplant Merger and the other transactions to occur at or after the TPT Effective Time pursuant to the Theraplant Business Combination Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in Section 6.2 of the Theraplant Business Combination Agreement, any of which may be waived, in writing, exclusively by Greenrose in its sole and absolute discretion:

•        (i) The representations and warranties in Sections 2.1 (Organization and Qualification), 2.2 (Authorization), 2.3 (Capital Equity), 2.4 (Subsidiaries), 2.6 (No Conflicts) and 2.28 (Anti-Money Laundering) of the Theraplant Business Combination Agreement shall be true, correct and complete in all respects as of the date of the Theraplant Business Combination Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all respects as of such specified earlier date) other than inaccuracies that in the aggregate are de minimis, and (ii) the other representations and warranties of Theraplant contained in the Theraplant Business Combination Agreement shall each be true, correct and complete in all material respects as of the date of the Theraplant Business Combination Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date), except for inaccuracies of representations and warranties the circumstances giving rise to which, individually or in the aggregate, do not constitute and could not reasonably be expected to have, a Company Material Adverse Effect; provided, however, that for purposes of determining the accuracy of any representations and warranties, any update of or modification to the Theraplant Disclosure Schedule shall be either included or disregarded.

•        Theraplant shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by the Theraplant Business Combination Agreement and the Member Written Approval, Joinder Agreements, the Escrow Agreement, the Certificate of Merger and each of the other agreements, certificates, documents and instruments contemplated by the Theraplant Business Combination Agreement, including all Schedules, Annexes and Exhibits to any of the foregoing to be so performed or complied with by the Theraplant on or before the Closing Date.

•        Since the date of the Theraplant Business Combination Agreement, no Company Material Adverse Effect shall have occurred.

•        Greenrose shall have received a certificate, dated as of the Closing Date executed on behalf of Theraplant by a duly authorized officer of Theraplant, to the effect that the conditions set forth in Section 6.2 of the Theraplant Business Combination Agreement have been satisfied.

•        The Theraplant Business Combination Agreement, the Certificate of Merger and the Theraplant Merger shall have been approved by the votes of the units representing at least 66.7% of the outstanding Theraplant units (the “Requisite Member Vote”).

•        Greenrose shall have received Joinder Agreements and Member Written Approvals that have been duly executed and delivered by Theraplant members entitled to receive at least 70% of the Allocated Portion of the Initial Consideration payable to all Theraplant members; and such Joinder Agreements and Member Written Approvals shall be in full force and effect and shall not have been repudiated.

•        The Escrow Agent and SSR shall have executed and delivered the Escrow Agreement.

•        Greenrose shall have received a DVD or USB drive evidencing the documents and other materials that were made available to Greenrose, and indicating, for each such document or other material, the date that it was uploaded to the Data Room and made accessible to Greenrose and its representatives in the Data Room.

•        Theraplant shall have delivered to Greenrose the Closing Payment Certificate.

•        Greenrose shall have received a payoff letter (in written form reasonably satisfactory to Greenrose) from each holder of the Indebtedness outstanding immediately prior to the Closing evidencing the payment required to fully pay off and discharge such Indebtedness and confirming release of any Liens upon the payment of the amount set forth in such payoff letter.

•        Each Theraplant managing member and officer of Theraplant and each Theraplant subsidiary shall deliver to Greenrose, in form and substance satisfactory to Greenrose, his or her resignation from such position effective immediately upon the TPT Effective Time.

•        Theraplant shall have provided Greenrose with the properly executed FIRPTA Certificate.

•        Theraplant shall have delivered to Parent such other documents and instruments as may be reasonably required to consummate the Transactions.

•        None of the Identified Employees shall have terminated employment with Theraplant or the relevant employing subsidiary of Theraplant, or shall have terminated or repudiated (or indicated or provided notice of an intent to terminate or repudiate) his or her Employment Agreement or Non-Competition Agreement, except for such Identified Employees whose employment was terminated for cause or due to death or disability.

Theraplant Conditions to Closing

The obligations of Theraplant to consummate the Theraplant Merger and the other transactions that are to occur at or after the TPT Effective Time pursuant to the Theraplant Business Combination Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in Section 6.3 of the Theraplant Business Combination Agreement, any of which may be waived, in writing, exclusively by Theraplant in its sole and absolute discretion:

•        The representations and warranties of Greenrose contained in the Theraplant Business Combination Agreement shall each be true, correct and complete in all material respects as of the date of the Theraplant Business Combination Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date); provided, however, that for purposes of determining the accuracy of any representations and warranties, all materiality, Parent Material Adverse Effect and similar qualifications limiting the scope of such representations and warranties shall be disregarded.

•        Greenrose and TPT Merger Sub shall have performed and complied with in all material respects each agreement, covenant and obligation required by the Theraplant Business Combination Agreement to be so performed or complied with by Greenrose at or before the Closing.

•        Since the date of the Theraplant Business Combination Agreement, no Parent Material Adverse Effect shall have occurred.

•        Theraplant shall have received a certificate, dated as of the Closing Date, executed on behalf of Greenrose by a duly authorized officer of Greenrose, to the effect that the conditions set forth in Section 6.3 of the Theraplant Business Combination Agreement have been satisfied.

•        The Theraplant Business Combination Agreement, the Certificate of Merger, the Theraplant Merger and the Stockholder Approval Matters shall have been approved by Greenrose’s stockholders.

•        Greenrose and TPT Merger Sub shall have each executed and delivered each of the ancillary agreements to which Greenrose or Merger Sub, respectively, is a party and assuming the due execution and delivery of such agreements by the other parties thereto, such agreements shall be in full force and effect with respect to Greenrose and TPT Merger Sub, as applicable.

Termination

The Theraplant Business Combination Agreement may be terminated and Theraplant Merger abandoned at any time prior to the TPT Effective Time:

(a)     By mutual agreement of Theraplant and Greenrose.

(b)    By Greenrose or Theraplant if: (i) the TPT Effective Time has not occurred before 5:00 p.m. New York Time on August 13, 2021 (provided, however, that the right to terminate the Theraplant Business Combination Agreement under Section 8.1(b) shall not be available to any party whose Willful Breach has been the cause of, or resulted in, the failure of the TPT Effective Time to occur on or before such date), (ii) there shall be a final non-appealable order of any Governmental Authority in effect preventing consummation of the Theraplant Merger, or (iii) there shall be any Law or Order enacted, promulgated or issued or deemed applicable to the Theraplant Merger by any Governmental Authority that would make consummation of the Theraplant Merger illegal, or (iv) if after giving effect to the completion of the redemptions of Common Stock and any financings undertaken by Greenrose in connection with the Closing, Greenrose shall have net tangible assets of less than $120,000,000.

(c)     By Greenrose if there shall be any action taken, or any Law or Order enacted, promulgated or issued or deemed applicable to the Theraplant Merger, by any Governmental Authority, which would: (i) prohibit Greenrose’s ownership or operation of all or any portion of the business of Theraplant or (ii) compel Theraplant to dispose of or hold separate all or any portion of the Assets of Theraplant, or limit its operation of Theraplant’s business, as a result of the Theraplant Merger; it being understood that the Federal Cannabis Laws and the rules and regulations of the Nasdaq stock market shall not be given effect with respect to this clause (c).

(d)    By Greenrose if there has been a material breach of any representation, warranty, covenant or agreement contained in the Theraplant Business Combination Agreement on the part of Theraplant and (i) Theraplant has not cured such breach within ten (10) Business Days after Greenrose delivers written notice of such breach to Theraplant (provided, however, that, no cure period shall be required for a breach which by its nature cannot be cured) and (ii) if not cured within such ten (10) Business Day period and at or prior to the Closing, such breach would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.3, as the case may be, to be satisfied.

(e)     By Theraplant if there has been a material breach of any representation, warranty, covenant or agreement contained in the Theraplant Business Combination Agreement on the part of Greenrose or TPT Merger Sub and (i) Greenrose or TPT Merger Sub, as applicable, has not cured such breach within ten (10) Business Days after Theraplant delivers a written notice of such breach to Greenrose (provided, however, that no cure period shall be required for a breach which by its nature cannot be cured), and (ii) if not cured within such ten (10) Business Day period and at or prior to the Closing, such breach would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.2, as the case may be, to be satisfied.

(f)     By Greenrose, if Theraplant shall not have obtained and delivered to Greenrose the Joinder Agreements or irrevocable Member Written Approvals of the Principal Members representing the Requisite Member Vote within four (4) hours after the execution of the Theraplant Business Combination Agreement by Greenrose.

(g)    By Theraplant if: (i) this proxy statement has not been delivered to Greenrose’s shareholders before 5:00 p.m. New York Time on the date which is five Business Days following the date on which this proxy statement has been “cleared” of comments by the SEC (provided, however, that the right to terminate the Theraplant Business Combination Agreement under Section 8.1(g) shall not be available to any party whose Willful Breach has been the cause of, or resulted in, the failure of this proxy statement to be delivered before such date), or (ii) Greenrose’s shareholders fail to adopt and approve the transactions contemplated by the Theraplant Business Combination Agreement.

(h)    By Greenrose, if at any time prior to such time (i) trading in the Greenrose’s equity shall have been suspended by the SEC or Nasdaq, provided that such suspension was not as a result of any action or inaction of Greenrose, or trading in securities generally on the New York Stock Exchange or the Nasdaq National

Market shall have been suspended or limited or minimum prices shall have been established on such exchange, or (ii) a banking moratorium shall have been declared either by Federal or New York State authorities.

(i)     By Greenrose, if between the date of the Theraplant Business Combination Agreement and the Closing, a Company Material Adverse Effect has occurred.

In the event of a valid termination of the Theraplant Business Combination Agreement, the Theraplant Business Combination Agreement shall become void and there shall be no liability or obligation on the part of Greenrose, TPT Merger Sub or Theraplant, or their respective officers, directors or stockholders or affiliates or associates; provided, however, that Greenrose, TPT Merger Sub and Theraplant shall each remain liable for any breaches of the Theraplant Business Combination Agreement prior to its termination; and provided further that, the provisions of Sections 5.4, 5.5, Article 9 and the applicable definitions set forth in Article 10 shall remain in full force and effect and survive any termination of the Theraplant Business Combination Agreement.

Amendment; Waiver and Extension of the Theraplant Business Combination Agreement

The Theraplant Business Combination Agreement may be amended, modified or supplemented by Greenrose, Theraplant and SRS at any time prior to the Closing, and by Greenrose and SRS at any time following the Closing (notwithstanding any member approval); provided, however, that after approval of the transactions contemplated by the Theraplant Business Combination Agreement by Theraplant’s members, no amendment shall be made which pursuant to Applicable Laws requires further approval by such members without such further approval. The Theraplant Business Combination Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment thereto, signed by each of the parties thereto.

No failure or delay of a party in exercising any right or remedy under the Theraplant Business Combination Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties under the Theraplant Business Combination Agreement are cumulative and are not exclusive of any rights or remedies which such parties would otherwise have thereunder. Any agreement on the part of any party to the Theraplant Business Combination Agreement to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

Governing Law; Consent to Jurisdiction

The Theraplant Business Agreement, and any claim, controversy or dispute arising under or related to the Theraplant Business Agreement (whether based on contract, tort, equity or otherwise), shall be governed by and construed in accordance with the laws of the State of Connecticut, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of Connecticut. All legal actions and proceedings arising out of or relating to the Theraplant Business Combination Agreement shall be heard and determined exclusively in any state or federal court sitting in the State of Connecticut and agrees not to bring any action arising out of or relating to the Theraplant Business Combination Agreement or any of the transactions related thereto in any other court.

Theraplant — Right of First Offer

On March, 12, 2021, Greenrose and Northeast Bioindustries LLC, a Delaware limited liability company (“Northeast”), executed a Right of First Offer Agreement. Northeast anticipates applying directly or through a wholly-owned subsidiary for a license to cultivate cannabis in Connecticut and in connection with such efforts will seek to satisfy the State of Connecticut mandate on social equity with respect to the issuances of cannabis cultivation licenses. Under the terms of the Right of First Offer Agreement, Northeast granted to Greenrose a right of first offer if Northeast or a wholly owned subsidiary of Northeast proposes to issue securities, including equity interests or debt instruments, to one or more unaffiliated third parties or if J. DeMatteo and Daniel Emmans, whether individually or collectively, self-fund Northeast for purposes of applying for a license to cultivate cannabis in Connecticut. The right of first offer granted to Greenrose is not transferable and may not be exercised by any person other than Greenrose. If Northeast proposes to issue securities, Northeast, among other things, shall offer to issue to Greenrose, such securities at a valuation determined in accordance with the Right of First Offer Agreement, and, in an amount not to exceed twenty-five percent (25%) of the resulting equity class. Greenrose’s ability to exercise the right of first offer is subject and conditioned upon, the closing of the Business Combination, which transaction must include the acquisition of Theraplant by Greenrose. Exercise of the right of first offer by Greenrose is subject to and conditioned upon completion to Greenrose’s satisfaction of business, financial and legal, due diligence relating to Northeast, its wholly-owned subsidiary, if any, and the securities underlying the right of first offer.

Background of the Merger between Greenrose and Theraplant.

Greenrose completed the IPO in February 2020 and commenced identifying potential acquisition candidates in several industries, including United States cannabis businesses being operated in compliance with State law. Theraplant was identified as a potential acquisition based on Greenrose’s preliminary review of its operations, management and ongoing study of the conditions prevailing in and potential future developments in the Connecticut medical market, as well as a possible adult recreational market if authorized in Connecticut.

On February 21, 2020 Brendan Sheehan of Greenrose visited Theraplant’s offices and operations in Connecticut, and he met with Theraplant Chief Executive Officer Dan Emmans and Chief Operating Officer Jennifer Stack.

In March 2020, Greenrose and Theraplant executed a nondisclosure agreement, and on March 20, 2020, Tom Pollard, an investment banker at Cannacord representing Theraplant, sent Brendan Sheehan of Greenrose a Confidential Information Memorandum on Theraplant. Greenrose was provided initial access to the Theraplant data room, which was frequently accessed by the Greenrose team as the data room was updated throughout the year.

On April 14, 2020, Greenrose delivered a letter of intent to Theraplant, outlining a proposed transaction with consideration to be paid by Greenrose of $40 million in cash, $40 million in stock and up to $20 million in potential earnout payments to be payable in Greenrose stock, all, subject to further business, accounting and legal due diligence.

On April 21, 2020, Theraplant countered Greenrose’s offer with a proposal that acquisition consideration be payable $50 million in cash and $50 million in stock, all of which would be payable at closing.

On April 13, 2020, representatives of Greenrose and Mr. Pollard held a telephonic review of Theraplant’s updated unaudited financial information and operations. On May 1, 2020, Greenrose representatives and Theraplant Chief Executive Officer Dan Emmans discussed Theraplant operations. Greenrose representatives continued ongoing due diligence activities in May and June 2020. On June 19, 2020, Theraplant provided a revised letter of intent contemplating acquisition consideration of $45 million in cash and $55 million in Greenrose stock.

The parties on June 23, 2020 agreed in principle to the revised terms of the proposed letter of intent, subject to ongoing discussions of proposed terms of employment of Mr. Emmans after completion of the proposed acquisition.

On August 20, 2020, Greenrose updated its proposed terms of acquisition, offering consideration of $80 million, of which $40 million would be paid in cash upon closing with the balance to be paid in Greenrose stock pursuant to a proposed earn-out. Theraplant management rejected Greenrose’s revised offer, indicating a preference for more of the acquisition consideration to be in cash at closing.

After further discussion of Theraplant’s outlook and continued negotiation, Greenrose and Theraplant agreed in principle to an all-cash transaction with $100 million to be payable at closing, subject to customary terms and conditions, including satisfactory results of ongoing due diligence, an audit of the financial statements of Theraplant in accordance with PCAOB standards, and negotiation of definitive transaction documentation. Greenrose representatives continued due diligence review discussions with Theraplant Chief Executive Officer Dan Emmans, including updates on Theraplant’s current operations and growth plan.

The parties also regularly discussed the pending developments in Connecticut to legalize adult recreational use of cannabis.

During February and March 2021, representatives of Theraplant and Greenrose continued their due diligence investigations while definitive merger transaction documentation and the terms of a proposed post-merger employment between Theraplant Chief executive Dan Emmans and an affiliate of Greenrose were negotiated and documented. The parties also negotiated a right of first offer agreement relating to possible future efforts by Northeast Bioindustries LLC to obtain a new license to cultivate cannabis in Connecticut pursuant to Connecticut’s ongoing efforts to authorize a limited number of new licenses consistent with principles of social equity. Pursuant to the option agreement, Greenrose is provided a right of first offer with respect to participating as a minority investor in the efforts of Northeast Bioindustries LLC to pursue a new license to cultivate cannabis in accordance with Connecticut’s ongoing legislative efforts to authorize the award of a limited number of new licenses in accordance with an updated State regulatory framework. Representatives of Greenrose and Theraplant management also negotiated a letter agreement pursuant to which Greenrose would provide partial reimbursement for certain tax liabilities that may arise for holders of Theraplant warrants issued in 2018.

Terms of the proposed definitive Merger Agreement, Dan Emmans Employment Agreement, Right of First Offer Agreement and letter agreement were considered and approved by the Greenrose Board of Directors at a meeting on March 12, 2021. The Merger Agreement between Greenrose and Theraplant was executed March 12, 2021.

Overview of the Transactions Contemplated by the Asset Purchase Agreement

The TH Acquisition is structured as the purchase of all of True Harvest’s right, title and interest in, to and under all of the assets, properties, and rights of every kind and nature, whether real, personal, or mixed, tangible or intangible (including goodwill), wherever located (other than the Excluded Assets) that are used or held for use in connection with True Harvest’s operations of an indoor cannabis cultivation facility located at 4301 W Buckeye Rd., Phoenix, AZ 85043 and the supplying of cannabis to licensed marijuana dispensaries in Arizona (collectively, the “Purchased Assets”) by TH Buyer, a wholly-owned subsidiary of Greenrose.

Closing of the TH Acquisition

Subject to the terms and conditions of the Asset Purchase Agreement, the Closing of the transactions contemplated by thereby will take place remotely via the exchange of documents and signatures no later than three Business Days after the satisfaction or, to the extent permitted thereunder, waiver of all conditions set forth in Article VI of the Asset Purchase Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of all such conditions), unless the Asset Purchase Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties thereto.

Consideration

Initial Payment

The purchase price to be paid by the TH Buyer to True Harvest for the Purchased Assets at Closing shall be $50,000,000, payable as follows: (i) $21,750,000 in cash by wire transfer of immediately available funds; (ii) $25,000,000 evidenced by the TH Note secured by the Purchased Assets; and (iii) the assumption of a note payable in the principal amount of $3,250,000 with an interest rate of 12% per annum.

Earnout Payment; Post-Closing Operations of the Business; Acceleration of Earnout Payment

TH Buyer will pay contingent consideration to True Harvest (the “Earnout Payment”) of up to a maximum of $35,000,000 (the “Maximum Earnout Amount”) based on the Business attaining, within thirty-six (36) months after the Closing (the “36 Month Price Point”), a certain price point per pound of cannabis flower (“flower”) as compared to total flower production, irrespective of the final form in which such flower is sold. The Earnout Payment, if any, will be evidenced by a promissory note (the “Earnout Note”) bearing interest at an annual rate of 8% per annum, fully amortized, and with a maturity date of twenty-four (24) months after issuance.

The 36 Month Price Point will be equal to the average of the Weighted Average Annual Price Points for the three (3) years following the Closing Date. For purposes of the Asset Purchase Agreement, the “Weighted Average Annual Price Point” equals revenue of the Business for the three (3) year period following the Closing divided by total weight of flower product produced and sold by TH Buyer (as listed in Biotrack or equivalent tracking system) during the three (3) year period following the Closing Date, provided, that in the event any flower product is lost or otherwise destroyed, then such lost or destroyed products shall not be included in the calculation of Weighted Average Annual Price Point.

The percentage of the Maximum Earnout Amount payable by TH Buyer to True Harvest as the Earnout Payment will be determined in accordance with the following table:

36 Month Price Point
Percentage of Earnout	Flower Production of <17,500 pounds/yr.	Flower Production of >17,500 pounds/yr.
0%	<$2,199	<$2,199
20%	$2,200 – $2,399	$2,200 – $2,199
50%	$2,400 – $2,699	$2,200 – $2,499
80%	$2,700 – $2,999	$2,500 – $2,799
100%	$3,000+	$2,800+

On or before the 15th day of the first calendar month after each quarter end, TH Buyer will report to True Harvest (i) the average price points for the preceding quarter calculated by taking the total revenue for the preceding quarter divided by total weight of flower product produced in the preceding quarter as listed in Biotrack or equivalent tracking system and (ii) the average price point since the Closing Date calculated by taking the total revenue since the Closing divided by the total weight of the flower product produced since the Closing Date. On or before the 15th day following the 3-year anniversary of the Closing Date, TH Buyer will deliver to True Harvest a statement of the 36 Month Price Point and associated Earnout Payment (“Earnout Payment Calculation”), which statement shall be accompanied by supporting documentation including information related to revenue recognition and production values for the period elapsed since the Closing Date.

True Harvest will have 30 days after TH Buyer’s delivery of the Earnout Payment Calculation to review the Earnout Payment Calculation (the “Earnout Review Period”). During the Earnout Review Period, True Harvest and its representatives will have the right to inspect TH Buyer’s books and records during normal business hours at TH Buyer’s offices, subject to the confidentiality obligations of the Asset Purchase Agreement, upon reasonable prior notice and solely for purposes reasonably related to verifying the accuracy of the Earnout Payment Calculation. Prior to the expiration of the Earnout Review Period, True Harvest may in good faith dispute the Earnout Payment Calculation (“Earnout Dispute”), by delivering a written notice of dispute to TH Buyer setting forth in detail the nature of the dispute (an “Earnout Dispute Notice”). True Harvest and TH Buyer will negotiate in good faith to resolve such dispute within 30 days after delivery of the Earnout Dispute Notice. If the parties cannot resolve such dispute within such 30-day period, then such dispute shall be handled pursuant to the dispute resolution provisions of the Asset Purchase Agreement. In the event that True Harvest fails to deliver the Earnout Dispute Notice within the Earnout Review Period, then the Earnout Payment Calculation shall be deemed final and conclusive. TH Buyer will pay to True Harvest on or before 10 days following the resolution of the Earnout Dispute the Earnout Payment determined in accordance with such dispute resolution (if any).

In the event that True Harvest does not deliver the Earnout Dispute Notice, TH Buyer shall pay to True Harvest on or before 10 days following the earlier of (i) the expiration of the Earnout Review Period or (ii) the date upon which True Harvest provides TH Buyer with written notices of its acceptance of the Earnout Payment Calculation, the Earnout Payment reflected on the Earnout Payment Calculation (if any) by wire transfer of immediately available funds.

Buyer agrees that following the Closing until the date that is 3 years following the Closing Date, TH Buyer will (i) operate the Business in a manner that is consistent with the manner in which True Harvest operated the Business in the 2 years prior to the Closing; (ii) continue to maintain separate books and records for the Business; (iii) not directly or indirectly, take any actions in bad faith to intentionally avoid or reduce any Earnout Payment; (iv) not materially change its accounting practices and policies, including with respect to deferral of revenue and acceptance of customer deposits; (v) not materially change the metrics or requirements for flower product weight from those used in the Biotrack system as of the Closing Date; (vi) not offer customer discounts in any given year in exchange for larger payments in post-earnout years; and (vii) not sell product in exchange for payment other than for cash consideration.

In the event that after the Closing Date (i) there occurs a sale or other disposition of all or substantially all of the assets of TH Buyer or the Business, or a merger, consolidation, recapitalization or other transaction in which any person or entity who is not an owner of an interest in TH Buyer as of the Closing Date becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the combined voting power of all interests in TH Buyer or (ii) TH Buyer materially breaches any of its covenants (each, a “Triggering Event”), an amount equal to the Maximum Earnout Amount will be immediately due and payable on and as of the date of the Triggering Event.

TH Buyer’s and Greenrose’s obligation to pay the Earnout Payment will be secured by the assets of the Business pursuant to a Security Agreement.

Representations and Warranties; Indemnification

The Asset Purchase Agreement contains customary representations and warranties of (a) True Harvest, (b) Greenrose and (c) TH Buyer relating to, among other things, their ability to enter into the Asset Purchase Agreement and, with respect to True Harvest, its ownership of the Purchased Assets.

All representations, warranties, covenants and agreements contained in the Asset Purchase Agreement and all related rights to indemnification shall survive the Closing for a period of eighteen (18) months provided, however, that claims based on the representations and warranties set forth in Section 3.01 (Organization and Authority of Seller; Enforceability), Section 3.02 (No Conflicts; Consents), Section 3.03 (Title to Purchased Assets), Section 4.01 (Organization and Authority of Buyer; Enforceability), Section 4.02 (No Conflicts; Consents) and Section 4.05 (Brokers) shall survive the Closing and shall continue for a period of six (6) years plus thirty (30) days.

True Harvest agreed to defend, indemnify and hold harmless Greenrose, and its affiliates (including TH Buyer) and their respective equity holders, directors, officers and employees from and against all claims, judgments, damages, liabilities, settlements, losses, costs and expenses, including reasonable attorneys’ fees and documented disbursements (“Losses”) arising from or relating to: (i) any inaccuracy in or breach of any of the representations or warranties of True Harvest contained in the Asset Purchase Agreement or any document to be delivered thereunder; (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by True Harvest pursuant to the Asset Purchase Agreement or any document to be delivered thereunder; or (iii) any Excluded Asset or Excluded Liability.

TH Buyer and Greenrose agreed to jointly and severally defend, indemnify and hold harmless True Harvest, its affiliates and their respective equity holders, directors, officers and employees from and against all Losses, arising from or relating to: (i) any inaccuracy in or breach of any of the representations or warranties of TH Buyer or Greenrose contained in the Asset Purchase Agreement or any document to be delivered thereunder; (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by TH Buyer or Greenrose pursuant to the Asset Purchase Agreement or any document to be delivered thereunder; or (iii) any Assumed Liability.

The amount of any and all indemnifiable Losses will be determined net of any amounts actually recovered by the Indemnified Party under insurance policies or other collateral sources (such as contractual indemnities of any Indemnified Party which are contained outside of the Asset Purchase Agreement) with respect to such Losses (net of any costs of recovery, insurance deductibles, chargebacks and to the extent reasonably quantifiable, increases in insurance premiums resulting from such insurance claim). Neither party will be liable for any Losses unless and until the aggregate amount of such Losses exceeds $100,000 (the “Deductible”); provided that if the aggregate amount of such Losses equals or exceeds the Deductible, the Indemnified Party will be entitled to recover those Losses beginning from the first dollar of such Losses; the Deductible will not apply to, and such party will be responsible for 100% of, Losses attributable to any outstanding Taxes or litigation disclosed on the Disclosure Schedules. The aggregate amount of all Losses for which True Harvest will be liable will not exceed $7,500,000. The limitations will not apply to Losses based upon, arising out of, with respect or, or by reason of any inaccuracy in or breach of any Fundamental Representation made by True Harvest.

In the event that True Harvest becomes obligated to Greenrose pursuant to an indemnification claim made by Greenrose under the Asset Purchase Agreement, Greenrose will have the right to make offset against amounts due under the TH Note, provided, however, that True Harvest can avoid any such offset, at True Harvest’s election, by making payment to Greenrose in cash of the full amount owed to Greenrose within 5 days after receiving written notice from Greenrose that it intends to make such offset (the “Offset Notice”). Prior to Greenrose making an offset against amounts due from True Harvest under the TH Note, Greenrose must first deliver an Offset Notice to True Harvest at least 15 days prior to the effective date of any offset, which notice shall state the effective date of such offset and provide a summary of the reasons why such offset is being made. During the 10 day period commencing on the date the Offset Notice is delivered to True Harvest (the “Objection Period”), True Harvest shall be given the reasonable opportunity by Greenrose if appropriate under the facts and circumstances, to make a reasonable attempt to cure the situation giving rise to the offset claim and to state, in a writing delivered to Greenrose prior to the end of the Objection Period, the reasons why True Harvest objects to such offset (the “Offset Objection Notice”). Greenrose, in its reasonable discretion, may also agree to have its representatives meet with True Harvest’s representatives, during the Objection Period, to further discuss True Harvest’s reasons set forth in the Offset Objection Notice. At the end of the Objection Period, Greenrose, in its sole discretion, may: (1) either accept or partially accept such reasons, and modify or reverse its decision to cause an offset to be made, or (2) reject such reasons and proceed with making the offset as of the effective date set forth in the Offset Notice but in any event will give True Harvest a response, provided, however, that in the event Greenrose makes an offset to which True Harvest has timely objected by delivery of an Offset Objection Notice to Greenrose within the Objection Period, any such offset may be disputed by True Harvest in an action commenced in accordance with the dispute resolution procedures set forth in the Asset Purchase Agreement.

Conduct of Business Pending Consummation of the True Harvest Business Combination

Prior to the Closing, except as otherwise provided in the Asset Purchase Agreement or consented to in writing by TH Buyer (which consent shall not be unreasonably withheld or delayed), True Harvest shall operate the Business in good faith in the ordinary course of business, using reasonable efforts to maintain and preserve intact the current Business and operations and to preserve the rights, goodwill and relationships of its employees, customers, lenders, vendors, and others having relationships with the Business.

Conditions to Closing

General Conditions

The obligations of each party to consummate the transactions contemplated by the Asset Purchase Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

•        The Asset Purchase Agreement has been approved by Greenrose’s stockholders.

•        No injunction or restraining order shall have been issued by any governmental authority, and be in effect, that restrains or prohibits any transaction contemplated hereby.

•        No governmental authority having jurisdiction over any party shall have enacted, issued, promulgated, enforced, or entered any laws or orders, whether temporary, preliminary, or permanent, that make illegal, enjoin, or otherwise prohibit consummation of the transactions contemplated by the Asset Purchase Agreement.

•        All consents, approvals and other authorizations of any governmental authority set forth in the Disclosure Schedules and required to consummate the transactions contemplated herein shall have been obtained, free of any condition that would reasonably be expected to have a material adverse effect on any party.

TH Buyer Conditions to Closing

The obligations of TH Buyer to consummate the transactions contemplated by the Asset Purchase Agreement is subject to the fulfillment or TH Buyer’s waiver, at or prior to the Closing, of each of the following conditions:

•        The representations and warranties of True Harvest are true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have a material adverse effect.

•        True Harvest has duly performed and complied in all material respects with all agreements, covenants and conditions required by the Asset Purchase Agreement and each of the other deliverables to be performed or complied with by it prior to or on the Closing Date.

•        True Harvest shall have delivered to TH Buyer duly executed counterparts to the transaction documents required under the Asset Purchase Agreement.

•        TH Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of True Harvest, that the conditions to closing have been satisfied.

•        TH Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of True Harvest certifying that attached thereto are true and complete copies of all resolutions adopted by the manager of True Harvest authorizing the execution, delivery and performance of the Asset Purchase

Agreement and the other transaction documents and the consummation of the transactions contemplated thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated thereby.

•        Buyer shall have received a certificate pursuant to Treasury Regulations Section 1.1445-2(b) that True Harvest is not a foreign person within the meaning of Section 1445 of the Internal Revenue Code duly executed by True Harvest.

•        If after giving effect to the completion of the redemption of Greenrose’s common stock and any financings undertaken by Greenrose in connection with the Closing, Greenrose shall have net tangible assets of no less than $70,000,000.

•        Since the date of the Asset Purchase Agreement, True Harvest shall not have suffered a Material Adverse Effect.

True Harvest Conditions to Closing

The obligations of True Harvest to consummate the transactions contemplated by the Asset Purchase Agreement shall be subject to the fulfillment or True Harvest’s waiver, at or prior to the Closing, of each of the following conditions:

•        The representations and warranties of TH Buyer shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have a material adverse effect on TH Buyer’s ability to consummate the transactions contemplated by the Asset Purchase Agreement.

•        TH Buyer shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Asset Purchase Agreement and each of the other transaction documents to be performed or complied with by it prior to or on the Closing Date.

•        TH Buyer shall have delivered to True Harvest duly executed counterparts to the transaction documents.

•        True Harvest shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of TH Buyer, that the conditions to Closing have been satisfied.

•        True Harvest shall have received certificates of the Secretary or an Assistant Secretary (or equivalent officer) of each of Greenrose and TH Buyer certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Greenrose or TH Buyer as applicable authorizing the execution, delivery and performance of the Asset Purchase Agreement and the other transaction documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated thereby.

Termination

The Asset Purchase Agreement may be terminated at any time prior to the Closing:

•        by the mutual written consent of True Harvest and TH Buyer;

•        by TH Buyer by written notice to True Harvest if:

•        TH Buyer is not then in material breach of any provision of the Asset Purchase Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by True Harvest that would give rise to the failure of any of the conditions specified in Article VI of the Asset Purchase Agreement and such breach, inaccuracy or failure cannot be cured by True Harvest by August 31, 2021 (the “Drop Dead Date”); or

•        any of the conditions set forth in Section 6.01 or Section 6.02 of the Asset Purchase Agreement shall not have been fulfilled by the Drop Dead Date, unless such failure shall be due to the failure of TH Buyer to perform or comply with any of the covenants, agreements or conditions of the Asset Purchase Agreement to be performed or complied with by it prior to the Closing;

•        by True Harvest by written notice to TH Buyer if:

•        True Harvest is not then in material breach of any provision of the Asset Purchase Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by TH Buyer pursuant to the Asset Purchase Agreement that would give rise to the failure of any of the conditions specified in Article VI of the Asset Purchase Agreement and such breach, inaccuracy or failure cannot be cured by TH Buyer by the Drop Dead Date; or

•        any of the conditions set forth in Section 6.01 or Section 6.03 of the Asset Purchase Agreement shall not have been fulfilled by the Drop Dead Date, unless such failure shall be due to the failure of True Harvest to perform or comply with any of the covenants, agreements or conditions of the Asset Purchase Agreement to be performed or complied with by it prior to the Closing; or

•        by TH Buyer or True Harvest in the event that:

•        there shall be any law or order that makes consummation of the transactions contemplated by the Asset Purchase Agreement illegal or otherwise prohibited;

•        any governmental authority shall have issued an injunction, restraining order or any other order restraining or enjoining the transactions contemplated by the Asset Purchase Agreement, and such order shall have become final and non-appealable.

In the event the Asset Purchase Agreement is terminated in accordance with Article VIII of the Asset Purchase Agreement, will become void and there will be no liability of any party thereto except: (i) as set forth in Article VIII, Section 5.06 and Article IX of the Asset Purchase Agreement; and (ii) nothing shall relieve any party from liability for any intentional breach of any provision of the Asset Purchase Agreement.

Amendment; Waiver and Extension of the Asset Purchase Agreement

The Asset Purchase Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party to the Asset Purchase Agreement. No waiver by any party of any of the provisions of the Asset Purchase Agreement will be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from the Asset Purchase Agreement shall operate or be construed as a waiver thereof; nor will any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Governing Law; Dispute Resolution

The Asset Purchase Agreement will be governed by and construed in accordance with the internal laws of the State of Arizona without giving effect to any choice or conflict of law provision or rule (whether of the State of Arizona or any other jurisdiction). Any dispute, claim, or controversy arising out of or relating to the Asset Purchase Agreement, or the performance, breach, validity, interpretation, application, or termination thereof (“Dispute”) will be settled by mediation and consultations between the parties initiated upon the written notice (the “Mediation Notice”) of any party. In the event of failure of such mediation and consultations to settle such Dispute in a manner acceptable to all parties within 30 days following the Mediation Notice, then any such Dispute shall be finally resolved by arbitration initiated upon the written notice of any party. The arbitration will be conducted in accordance with this Agreement and the then current American Arbitration Association Commercial Arbitration Rules (the “AAA Rules”) applying the Expedited Procedures of such AAA Rules, and judgment on the award may be entered in any court having jurisdiction thereof.

Cannabis Provision

The parties recognize that cannabis manufacturing and distribution, and cannabis businesses, are illegal under federal law, but are permitted under Arizona law if in compliance with Arizona statutes and regulations. The parties agree not to raise any defense or make any argument against, the enforceability or performance of the Asset Purchase Agreement based on the illegality of cannabis under federal law, or the law of any other state.

Ancillary Agreements

This section describes certain provisions of certain additional agreements to be entered into pursuant to, or in connection with, the transactions contemplated by the Asset Purchase Agreement. The descriptions below are qualified by reference to the actual text of these agreements, copies of which are included as exhibits to this proxy statement. Stockholders are encouraged to read each of these agreements in their entirety.

TH Note

At the Closing, as part of the Initial Payment, TH Buyer will issue to True Harvest the TH Note in the principal amount of $25,000,000. The TH Note bears an interest rate of 8% per annum with a maturity date of 3 years from issuance. The TH Note is secured by the Purchased Asset pursuant to the Security Agreement. Commencing on the last date of the first calendar quarter following the Closing, and continuing on the corresponding day of each calendar quarter thereafter, TH Buyer shall make consecutive quarterly payments of all accrued, unpaid interest. On the Maturity Date, TH Buyer will make a final “balloon” payment of all unpaid principal, accrued unpaid interest, and any other amounts due under the TH Note. TH Buyer may prepay the loan, in whole or in part, at any time without penalty or premium. If TH Buyer prepays the loan in full, TH Buyer will simultaneously with such prepayment pay all accrued unpaid interest on the principal amount prepaid.

The occurrence of any one or more of the following shall constitute an “Event of Default” under the TH Note and the other loan documents:

•        Failure by TH Buyer or Greenrose to pay any monetary amount when due under any loan document.

•        Failure by TH Buyer or Greenrose to pay any monetary amount (i) within ten (10) days of when due and payable, if such amount is due with respect to an employee contract or other arrangement for the payment of employees of TH Buyer or Greenrose, (ii) within ten (10) days of when due and payable, if such amount is due with respect to a regular monthly, quarterly or annual payment of rent, and (iii) within thirty (30) days of when due and payable, with respect to utility payments.

•        Failure by TH Buyer or Greenrose to comply with any term or condition applicable to TH Buyer or Greenrose under any loan document and the expiration of thirty (30) days after written notice of such failure by True Harvest to TH Buyer.

•        Any representation or warranty by TH Buyer or Greenrose in any loan Document is materially false, incorrect, or misleading as of the date made.

•        Any final, non-appealable adverse decision, report or material penalty resulting from an inspection of TH Buyer’s operations or facility by any governmental authority.

•        TH Buyer or Greenrose (i) is unable or admits in writing its inability to pay its respective monetary obligations as they become due, (ii) makes a general assignment for the benefit of creditors, or (iii) applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, or other custodian for itself or its property or any part thereof, or in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is appointed for it or its property or any part thereof, and such appointment is not discharged within sixty (60) days.

•        Commencement of any case under the Bankruptcy Code, Title 11 of the United States Code, or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against Borrower or Greenrose and with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed with prejudice within sixty (60) days of the filing thereof.

•        Commencement of any action or proceeding which seeks as one of its remedies the dissolution of TH Buyer or Greenrose.

•        One or more final, non-appealable judgments from a court or before any governmental commission, board or authority which result in adverse determination against TH Buyer in excess of $2,000,000 in the aggregate.

•        The failure to timely pay rent, utilities or employee wages.

•        All or any material part of the property of TH Buyer or Greenrose is attached, levied upon, or otherwise seized by legal process, and such attachment, levy, or seizure is not quashed, stayed, or released within thirty (30) days of the date thereof.

•        The occurrence of any default under any other loan document between TH Buyer, Greenrose and True Harvest, which continues beyond any applicable notice and cure period.

Upon the occurrence of an Event of Default, then at the option of True Harvest, the entire balance of principal together with all accrued interest thereon, and all other amounts payable by TH Buyer under the loan documents will, without demand or notice, immediately become due and payable. Upon the occurrence of an Event of Default (and so long as such Event of Default continues), all amounts due and payable by TH Buyer under the loan documents will bear interest at the rate of 18% per year (or the maximum rate permitted by law).

The TH Note is governed by the laws of the State of Arizona.

Security Agreement

At the Closing, TH Buyer, Greenrose and True Harvest will enter into the Security Agreement granting True Harvest a security interest in the Purchased Assets. Pursuant to the Security Agreement, TH Buyer will irrevocably authorize True Harvest at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the collateral described in the Security Agreement (the “Collateral”) (i) as all assets of TH Buyer or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by True Harvest in connection with such filing. Each of TH Buyer and Greenrose agree to take any and all other actions True Harvest may determine to be necessary for the attachment, perfection and first priority of, and the ability of True Harvest to enforce, True Harvest’s security interest in any and all of the Collateral. Additionally, TH Buyer agrees and acknowledges that to the extent TH Buyer is deemed to have a right in any portion of the Collateral that contains perishable commodities, and that, in the Event of Default, if such Collateral is found to have perished True Harvest will be entitled to monetary damages and claims against TH Buyer with respect to such Collateral.

Each of Greenrose and TH Buyer further covenants with True Harvest: (a) except for the security interest granted under the Security Agreement, TH Buyer will be the owner of the Collateral free from any right or claim of any other person, lien, security interest or other encumbrance, and Greenrose and TH Buyer shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to True Harvest, (b) neither Greenrose nor TH Buyer will pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any person, other than True Harvest, (c) Greenrose and TH Buyer will keep the Collateral in good order and repair (ordinary wear and tear excepted) and will not use the same in violation of law or any policy of insurance thereon, (d) Greenrose and TH Buyer will permit True Harvest, or its designee, to inspect the Collateral at any reasonable time, wherever located, (e) Greenrose and TH Buyer will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (f) Greenrose and TH Buyer will continue to operate Buyer’s business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (g) neither Greenrose nor TH Buyer will sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales of inventory in the ordinary course of business, and (ii) sales or other dispositions of obsolescent items of equipment consistent with past practices.

Prior to selling or otherwise disposing of the Collateral to any third-party person or entity, True Harvest will give Greenrose and TH Buyer at least sixty (60) days after the occurrence of an Event of Default to pay off all of its obligations, including any penalties and interest thereon. Additionally, in True Harvest’s discretion, if Buyer or Greenrose fails to do so, True Harvest may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. Each of Greenrose and TH Buyer agrees to reimburse True Harvest on demand for reasonable expenditures so made. True Harvest will have no obligation to Greenrose or TH Buyer to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Event of Default.

Pursuant to the Security Agreement, each of Greenrose and TH Buyer irrevocably constitutes and appoints True Harvest and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of TH Buyer or Greenrose or in True Harvest’s own name, for the purpose of carrying out the terms of the Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of the Security Agreement including the right to do the following:

•        upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State of Arizona and as fully and completely as though True Harvest was the absolute owner thereof for all purposes, and to do, at TH Buyer’s expense, at any time, or from time to time, all acts and things which True Harvest deems necessary or useful to protect, preserve or realize upon the Collateral and True Harvest’s security interest therein, in order to effect the intent of the Security Agreement, all at least as fully and effectively as TH Buyer might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state, local or other agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to TH Buyer, the exercise of voting rights with respect to voting securities, which rights may be exercised, if True Harvest so elects, with a view to causing the liquidation of assets of the issuer of any such securities, and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral;

•        to the extent that TH Buyer’s authorization is not sufficient, to file such financing statements with respect thereto, with or without TH Buyer’s signature, or a photocopy of the Security Agreement in substitution for a financing statement, as True Harvest may deem appropriate and to execute in TH Buyer’s name such financing statements and amendments thereto and continuation statements which may require TH Buyer’s signature; and

•        upon the occurrence and during the continuance of an Event of Default, generally to exercise any self-help remedies with respect to any of the Collateral, and to take any and all such actions as True Harvest deems necessary or useful to protect and preserve the Collateral and True Harvest’s security interest therein, including, but not limited to, having the right to immediately access TH Buyer’s premises in order to secure and preserve the Collateral.

Each of Greenrose and TH Buyer agree to the following reporting obligations:

•        Subject to True Harvest having entered into a confidentiality agreement, Greenrose and TH Buyer will provide True Harvest with such financial statements and reports as True Harvest may reasonably request from time to time that Greenrose prepares in its ordinary course of business and that relate to Buyer and/or the Collateral.

•        Promptly but in any event no later than 5 days after the end of each month, TH Buyer shall submit to True Harvest an email confirmation that all rent, utilities and employee wages have been paid for the preceding month.

•        No later than 5 days after discovery, TH Buyer will submit to True Harvest a written notice of all actions, suits or proceedings filed or threatened against or affecting TH Buyer in any court or before any governmental commission, board, or authority which, if adversely determined (i) may result in a judgment, adverse determination, or other detriment against TH Buyer in excess of $250,000.

•        Immediately after discovery, TH Buyer will submit to True Harvest a written notice of any loss of or material damage to any Collateral or of any substantial adverse change in any Collateral or the prospect of its payment.

•        Promptly but in any event no later than 5 days after receipt of notice of a material violation by any governmental authority.

•        Promptly but in any event no later than 48 hours after receipt of a failed inspection, deficiency report or other citation from the Arizona Department of Health and Safety or any other governmental authority.

The Security Agreement is governed by the laws of the State of Arizona.

Earnout Note

To the extent that any Earnout Amount is due pursuant to the terms of the Asset Purchase Agreement, such amount, not to exceed the Maximum Earnout Amount of $35,000,000, will be evidenced by the Earnout Note. The Earnout Note is substantially the same as the TH Note, except that it is fully amortized over the course of 24 months. The Earnout Note is secured by the Purchased Assets pursuant to the Security Agreement.

Background of the Asset Purchase Agreement with True Harvest

In connection with ongoing due diligence and preliminary transaction considerations with Shango, Greenrose representatives became aware of the True Harvest LLC business in Arizona. True Harvest has in place a Management Services Agreement with Shango. In March of 2020, representatives of Greenrose inquired of Gary Rexroad, CEO of Shango and Manager of True Harvest, whether True Harvest would consider a business combination transaction with Greenrose.

Greenrose and True Harvest executed a nondisclosure agreement on November 23, 2020. Greenrose commenced due diligence on True Harvest on March 12, 2020. During March, April, May, and June 2020, representatives of Greenrose studied the Arizona market, including several Arizona cannabis business operators, and reviewed detailed information on True Harvest, including the Management Services Agreement between True Harvest and Shango.

In early June 2020, Greenrose representatives reviewed a summary investment presentation and had discussions with Aaron Unger of Bayline Capital, financial advisor to Shango. Mr. Unger expressed his belief that the owners of True Harvest would be interested in a sale to Greenrose.

In the fourth week of June 2020, preliminary discussions among Dieter Gable, a significant investor in True Harvest LLC and Brandon Rexroad, Chief Executive Officer of Shango, and representatives of Greenrose were held to explore whether Greenrose and True Harvest could determine a mutually acceptable valuation for True Harvest in a business combination. No agreement on valuation was reached in those discussions.

Greenrose evaluation of potential Arizona acquisitions continued during the summer of 2020, and Greenrose continued to monitor the business of True Harvest. In August 2020, True Harvest provided Greenrose updated budgetary information including an indication of improving projected operational performance.

In September 2020, True Harvest made a transaction proposal to Greenrose: acquisition consideration acceptable to True Harvest to be paid in a potential business combination would be $21.75 million cash at closing, and $28.25 million in secured promissory notes payable to True Harvest sellers, an earnout of up to $25 million payable to sellers of True Harvest [as a license fee].

After a period of negotiations, in the third week of October 2020, Greenrose proposed to True Harvest acquisition consideration that included no license fee and a revised proposal an earnout of up to $35 million to be payable by Greenrose via promissory note to True Harvest, and the parties would share the cost of any first dispensary purchase in Arizona, with True Harvest to bear 25% of any such cost and Greenrose to pay the balance.

Greenrose continued its due diligence though the fourth quarter of 2020, including discussing with True Harvest representatives updated results of operations and projections, as well as ongoing monitoring of market and regulatory developments in Arizona.

True Harvest and Greenrose executed a letter of intent dated December 15, 2020, reflecting the parties’ updated understanding on a business combination structures of an asset purchase for aggregate consideration of $50 million, comprised of $21.75 million in cash, assumption by Greenrose of $3.25 million in liabilities and a secured promissory note in the amount of $25 million. In addition, an earnout of up to $35 million pursuant would be payable upon True Harvest’s attainment of a performance metric targeting increasing average price per pound of cannabis cultivated and sold.

The letter of intent provided that the acquisition remains subject to customary terms and conditions, including satisfactory completion of business, legal and regulatory due diligence, an independent audit of True Harvest’s financial statements, and negotiation of mutually acceptable definitive transaction documentation.

Representatives of True Harvest and Greenrose continued due diligence, reviewing updated performance metrics provided by True Harvest while proposed definitive transaction documentation was negotiated.

On March 12, 2021, the Board of Greenrose met to consider the Greenrose purchase of the assets of True Harvest and approved the execution of the Asset Purchase Agreement.

Overview of the Transactions Contemplated by the Shango Business Combination Agreement

The acquisition is structured so that as a result of the Shango Merger, Shango will become wholly-owned subsidiary of Greenrose in accordance with the following transaction steps:

i.       Prior to the execution of the Shango Business Combination Agreement, GS Merger Sub was formed as a new entity for the sole purpose of entering into and consummating the transactions set forth in the Shango Business Combination Agreement; and

ii.      At the Shango Effective Time, GS Merger Sub will merge with and into Shango, with Shango surviving the Shango Merger as a direct wholly-owned subsidiary of Greenrose.

Effective Time and Closing of the Shango Merger

The Closing of the Shango Merger will take place as promptly as reasonably practicable, but no later than two Business Days following satisfaction or waiver of the conditions set forth in the Shango Business Combination Agreement, shall take place remotely via the exchange of documents and signatures, unless another manner or time is agreed to by Greenrose and Shango. The parties will cause the Shango Merger to be consummated by filing Articles of Merger with the Secretary of State of the State of Nevada in accordance with the Nevada Revised Statutes (the “Shango Effective Time”).

Consideration

Initial Consideration

The aggregate consideration to be paid or issued by Greenrose in respect of all of Shango’s shares of common stock (other than dissenting shares) at Closing will be an amount equal to the sum of: (i) $31,000,000, plus (ii) the assumption of liabilities in an amount not to exceed $9,000,000 (to the extent that the liabilities that Greenrose assumes at Closing is less than $9,000,000, such difference will be paid out as cash consideration), minus (iii) $3,000,000 (the “Escrow Amount”) to be held in escrow, minus (iv) $250,000 (the “Expense Amount”) for use by Gary Rexroad as the representative of the selling securityholders, minus (v) any outstanding indebtedness of Shango to be paid from the closing cash payment (items (i) – (v) are collectively referred to as, the “Initial Consideration”). In addition to the Initial Consideration, the holders of Shango common stock will receive: (1) an amount equal to the difference between Shango’s estimate of its net working capital as of immediately prior to the Closing and $600,000, to the extent a positive number, if any; (2) the amount released from the Escrow Fund, if any; and (3) the amount released from the Expense Fund, if any; and (4) the amount released from the Managing Member Expense Fund, if any (items (1) – (3), together with the Initial Consideration, are collectively referred to as the “Closing Consideration”).

Earnout Payments

In addition to the Closing Consideration, subject to Shango, as the surviving company of the Shango Merger having cash flow from operating activities for the particular fiscal year of greater than $0, Greenrose may be required to issue to the holders of Shango common stock who have provided Greenrose with an executed Accredited Investor Certification and Lock-Up Agreement, within 60 days of the end of each of Greenrose 2021, 2022 and 2023 fiscal years, as applicable, up to such number of shares Greenrose Common Stock with an aggregate value of up to $65,000,000 based upon the Parent Common Stock Price (as defined below), as follows:

•        For Greenrose’s 2021 fiscal year: such number of shares of Greenrose Common Stock, based upon the Parent Common Stock Price, equal to (i) the quotient obtained by dividing Shango and its subsidiaries’ (as the surviving company of the Shango Merger) actual revenue for Greenrose’s 2021 fiscal year (calculated in accordance with Shango’s audited financial statements) by the 2021 target revenue amount of $55,000,000 multiplied by (ii) $20,000,000, rounded up to the nearest whole share of Greenrose common stock; provided, however, that such amount shall not in any event exceed $20,000,000.00. For illustrative purposes only, if Shango’s revenues for the 2021 fiscal year are equal to $49,500,000, then Greenrose will issue to holders of Shango common stock such number of shares of Greenrose Common Stock, based upon the Parent Common Stock Price, having an aggregate value of $18,000,000; ($49,500,000/$55,000,000) x $20,000,000 = $18,000,000.

•        For Greenrose’s 2022 fiscal year, such number of shares of Greenrose Common Stock, based upon the Parent Common Stock Price, equal to (i) the quotient obtained by dividing Shango and its subsidiaries’ (as the surviving company of the Shango Merger) actual revenue for Greenrose’s 2022 fiscal year (calculated in accordance with Shango’s audited financial statements) by the 2022 target revenue amount of $92,000,000 multiplied by (ii) $25,000,000, rounded up to the nearest whole share of Greenrose Common Stock; provided, however, that such amount shall not in any event exceed $25,000,000.00.

•        For Greenrose’s 2023 fiscal year, such number of shares of Greenrose Common Stock, based upon the Parent Common Stock Price, equal to (i) the quotient obtained by dividing Shango and its subsidiaries’ (as the surviving company of the Shango Merger) actual revenue for Greenrose’s 2023 fiscal year (calculated in accordance with Shango’s audited financial statements) by the 2023 target revenue amount of $93,000,000 multiplied by (ii) $20,000,000, rounded up to the nearest whole share of Greenrose Common Stock; provided, however, that such amount shall not in any event exceed $20,000,000.00.

In the event that Greenrose determines that the holders of Shango common stock are not eligible to receive all of the shares of Greenrose Common Stock they would otherwise be eligible to receive as a milestone payment for such fiscal year, and the selling securityholder representative either agrees with such determination or does not provide Greenrose with a notice disputing such determination, or the selling securityholder representative disputes such determination and the independent accountant selected by Greenrose and the selling securityholders’ representative agrees with Greenrose’s determination, then the holders of Shango common stock would be eligible to earn any shares of Greenrose Common Stock not issued in any fiscal year in each of the subsequent fiscal years if Shango and its subsidiaries’ (as the surviving company of the Shango Merger) actual revenue for either the 2022 fiscal year or 2023 fiscal year exceeds the target revenue for such fiscal year; provided, however, that in no event will Greenrose issue shares of Greenrose Common Stock having an aggregate value, based upon the Parent Common Stock Price, in excess of $65,000,000.

In the event of any of (a) any material breach by Greenrose of its post-closing covenants related to its operations Shango and/or the material breach by Greenrose, as determined by a court of competent jurisdiction in accordance with the terms of the Shango Business Combination Agreement, which decision, judgement, decree or other order has become final and not subject to further appeal, or (b) the termination of Gary Rexroad’s employment for any reason other than for Cause (as defined in his Employment Agreement) by Greenrose or his resignation for Good Reason (as defined in his Employment Agreement), but provided in each case that the Performance Threshold (as defined in his Employment Agreement) has been achieved as of the date of termination, then all then outstanding earnout payments will be deemed to have been earned and will become immediately due and payable in full (each of (a) and (b), an “Acceleration Event”). Upon the occurrence of an Acceleration Event the selling securityholders’ representative will forward to Greenrose an allocation certificate setting forth the number of shares of Greenrose Common Stock to be issued to each holder of Shango common stock and, subject to each such holder having provided Greenrose with an executed Accredited Investor Certification and executed Lock-Up Agreement, Greenrose will promptly, but in any event within five Business Days of receipt of the allocation certificate, cause the Paying Agent to issue certificates to the holders of Shango common stock in accordance with the allocation certificate.

In the event that Greenrose fails to expend any portion of the Capital Commitment (as defined below) (the “Capital Shortfall”) in accordance with the Budget (as defined below) when requested by the selling securityholders’ representative, then the total amount of revenues set forth in the revenue forecast for any geographic location included as part of the Budget that relates to the Capital Shortfall will be credited for the fiscal year in which such Capital Shortfall arises and for the two subsequent fiscal years for purposes of determining what portion of any earnout payments have been earned in such fiscal year.

For purposes of determining the number of shares of Greenrose Common Stock to be issued as a milestone payment, Parent Common Stock Price means the volume weighted average price per share of Greenrose Common Stock (rounded down to the nearest cent) on Nasdaq, or such other exchange or market on which Greenrose Common Stock is then listed or quoted on, for the ten consecutive trading days ending on (and including) the last full trading day immediately prior to the applicable milestone payment date.

Capital Commitment

Prior to Closing, Shango will provide Greenrose with a detailed budget for review and approval by Greenrose’s Board (the “Budget”) outlining Shango and its subsidiaries’ intended use of up to $10,000,000. (the “Capital Commitment”) for specified capital expenditures. Following the Closing, Greenrose commits to make available the Capital Commitment to Shango as the surviving corporation for use in accordance with the Budget. To the extent any material changes to the Budget become necessary, the selling securityholders’ representative, on behalf of Shango, will submit to Greenrose a revised Budget for approval by Greenrose’s Board. Greenrose agrees that it will make all decisions with respect to the approval of the Budget, including any requested changes, and the Capital Commitment reasonably and in good faith and will not act in a manner that would reasonably be expected to adversely affect the ability of the holders of Shango common stock to earn the maximum amount of the earnout payments resulting from the use of the Capital Commitment.

Exchange of Certificates; Delivery of Consideration

At the Shango Effective Time, by virtue of the Shango Merger and without any action on the part of Greenrose, GS Merger Sub, Shango or the holder of any shares of Shango common stock, the following will occur automatically (except as expressly provided otherwise): other than dissenting shares, each share of Shango common stock issued and outstanding immediately prior to the Shango Effective Time shall be cancelled and extinguished and converted into the right to receive cash and/or shares of Greenrose Common stock. Each share of common stock of GS Merger Sub issued and outstanding immediately prior to the Shango Effective Time will be converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock of Shango, as the surviving corporation. From and after the Shango Effective Time, each stock certificate of GS Merger Sub evidencing ownership of any such shares will continue to evidence ownership of such shares of capital stock of Shango.

Five Business Days prior to the Closing Date, Shango will deliver a spreadsheet (the “Closing Payment Certificate”) setting forth each of the following items and certified by the Chief Financial Officer and Treasurer of Shango to be true and correct: (i) the Initial Consideration; (ii) the Capitalization Table; and (iii) the Allocation Certificate for the Initial Consideration. Upon receipt of the Closing Payment Certificate, Greenrose will be entitled to review, make reasonable inquiries and request reasonable supporting documentations, and comment on the Closing Payment Certificate, and Shango shall consider Greenrose’s comments in good faith and deliver an updated Closing Payment Certificate to Greenrose no later than two Business Days prior to the Closing Date to reflect the applicable revisions to the Closing Payment Certificate.

On the Closing Date, Greenrose will deliver: (i) to the Paying Agent a letter authorizing the Paying Agent to remit payment by wire transfer of immediately available funds from the Trust Account an amount equal to the aggregate cash portion of the Initial Consideration payable to the Shango selling securityholders in exchange for all shares of Shango’s common stock; (ii) to the Escrow Amount to the Escrow Agent by wire transfer of immediately available funds, for deposit in the Escrow; (iii) to Gary Rexroad, as the representative of the selling securityholders’ representative by wire transfer of immediately available funds, for deposit in the Expense Fund.

As soon as reasonably practicable after the execution of the Shango Business Combination Agreement, Shango will mail to each holder of record of shares of Shango common stock (“Shango Stock”), at the address set forth on Shango’s stock register: (1) a letter of transmittal, which shall be in such form and have such other provisions as Greenrose may reasonably specify, including, among other things, (A) an acceptance and agreement to the terms of the Shango Merger and the Shango Business Combination Agreement, including indemnity obligations as though a party thereto, (B) attaching the Accredited Investor Certification, the Registration Rights Agreement and the Lock-Up Agreement, (C) appointing Gary Rexroad as the initial representative of the selling securityholders, and (2) instructions for use in effecting the surrender of the Shango Stock in exchange for the applicable cash amount. As soon as reasonably practicable after the Shango Effective Time, but in no event more than five Business Days thereafter, provided that the Selling Securityholder has surrendered it Shango Stock for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Greenrose, together with such Letter of Transmittal (including a completed and duly executed Accredited Investor Certification) and any required Form W-9 or Form W-8, duly completed and validly executed in accordance with the instructions thereto (including all required deliverables), the holder of such Shango Stock shall be entitled to receive from the Paying Agent, upon surrender thereof, the cash amount to which such holder is entitled as set forth on the Closing Payment Certificate, and any Shango Stock so surrendered will be canceled. Until surrendered, each outstanding share of Shango Stock set forth on Shango’s stock register will be deemed from and after the Effective Time, for all corporate purposes to evidence only the right to receive the cash amount (without interest) into which such shares of Shango Stock shall have been so converted. No portion of the Aggregate Consideration will be paid to the holder of any unsurrendered Shango Stock with respect to shares of Shango Stock formerly represented thereby until the holder of record of such Shango Stock shall surrender such Shango Stock and the Letter of Transmittal.

Representations and Warranties; Escrow; Indemnification

The Shango Business Combination Agreement contains customary representations and warranties of (a) Shango, (b) Greenrose and (c) GS Merger Sub relating to, among other things, their ability to enter into the Shango Business Combination Agreement and their outstanding capitalization.

All of the representations and warranties contained in the Shango Business Combination Agreement and the certificates and instruments delivered in connection therewith shall survive the Shango Merger and continue until 11:59 p.m. New York time on the day which is 18 months after the date on which the Shango Effective Time occurs; provided, however, that the Fundamental Representations will survive the Closing and continue until the expiration of the latest statute of limitations applicable to such representations and warranties (either pertaining to the subject matter of such representations and warranties, or the ability of any Greenrose indemnitees, any Shango indemnitees or any third party to make a claim relating to the breach of such representations and warranties, as the case may be, whichever is later) after giving effect to any extensions or waivers plus (30 days.

No selling securityholder will be obligated to indemnify any Greenrose indemnitee for any claim for indemnification pursuant to a Representation Breach Claim unless and until the aggregate amount of all Losses of all Greenrose indemnitees (whether or not resulting from a Representation Breach Claim) equal or exceed $250,000 (the “Deductible”), at which time the selling securityholders shall indemnify the Greenrose indemnitees for the amount of all Losses in excess of the Deductible. The Deductible shall not apply to Losses resulting from Fundamental Representations, or (y) any claims other than Representation Breach Claims. The selling securityholders’ aggregate Liability for Representation Breach Claims shall not exceed $11,500,000 (the “General Cap”); provided that the General Cap shall not apply with respect to the claims set forth in the following clauses (A) through (B) and the selling securityholders’ Liability for indemnification therefor shall not count for purposes of the General Cap: (A) Representation Breach Claims regarding any Fundamental Representations; and (B) any claims other than Representation Breach Claims. The selling securityholders’ aggregate Liability for all claims under the Shango Business Combination Agreement shall not exceed the lesser of (i) $25,000,000 or (ii) the Aggregate Consideration actually received by the selling securityholders.

Conduct of Business Pending Consummation of the Shango Business Combination

During the period from the date of the Shango Business Combination Agreement and until the earlier of the termination of the Shango Business Combination Agreement in accordance with the terms thereof and the Shango Effective Time and unless otherwise expressly required by the Shango Business Combination Agreement, Shango agrees to and to cause each of its subsidiaries to, in each case using its commercially reasonable efforts, carry on its business in the ordinary course consistent with past practice and in compliance in all material respects with all Applicable Laws and Contracts and to use its commercially reasonable efforts to preserve intact its respective business organizations. Shango shall not, and shall cause its subsidiaries not to, take or permit any of the following actions, without the prior written consent of Greenrose, in its reasonable discretion, which such consent shall not be unreasonably withheld, conditioned or delayed:

•        amend its charter documents;

•        declare or pay any dividend on or make any other distribution (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any of its capital stock, or repurchase or otherwise acquire, directly or indirectly, any of its capital stock except from former employees, directors and consultants in accordance with agreements in existence as of the date hereof providing for the repurchase of such capital stock in connection with any termination of service to Shango;

•        issue, grant, deliver, sell or authorize or propose to issue, grant, deliver or sell, or purchase or propose to purchase, any Shango common stock or other Equity Interests, (B) modify, waive or amend terms, or the rights of any holder, of any outstanding Shango common stock or other Equity Interest (including to reduce or alter the consideration to be paid Shango upon the exercise of any outstanding Equity Interest), enter into any agreement, arrangement, plan, commitment or understanding with respect to any such modification, waiver or amendment, (D) grant any Equity Award, or (E) accelerate, amend or change the period of exercisability or vesting of any Equity Award or similar right or authorize any cash payment in exchange for any Equity Award or similar right;

•        (i) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization, (ii) forgive any loans, or issue any loans (other than routine travel advances or business expenses issued in the ordinary course of business) to any of its or its subsidiaries’ directors, officers, contractors or employees, or (iii) hire or retain any employee or other service provider whose aggregate cash compensation is expected to exceed $200,000 per year;

•        grant, pay or agree or commit to pay any severance, change of control, retention, incentive or termination payment to any director, officer employee or consultant, except payments made pursuant to written Contracts outstanding on the date hereof, copies of which have been delivered to Greenrose;

•        enter into any Material Contract, or violate, amend or otherwise modify or waive any of the terms of any Material Contract, which amendments, modifications or waivers, individually or in the aggregate, would be material to Shango, in each case other than in the ordinary course of business;

•        (i) dispose of, license, covenant not to sue under, transfer or assign to any Person any Intellectual Property Rights; other than non-exclusive licenses of object code for Company Products in the ordinary course of business consistent with past practice or (ii) abandon or permit to lapse any Company Registered Intellectual Property;

•        sell, lease, license or otherwise dispose of, distribute, encumber or grant a Lien on any of Shango material Assets, other than dispositions of inventory or nonexclusive licenses of products to Persons to whom Shango or such Shango subsidiary had granted licenses of its products as of the date of this Agreement, in the ordinary course of business consistent with past practice;

•        (i) make or agree to make payment, discharge or satisfaction, in an amount exceeding $100,000 in any one case or $250,000 in the aggregate, of any claim, Liability or obligation (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction of Liabilities reflected or reserved against in the Company Financials, pursuant to Contracts in effect as of the Closing and/or the payment of Taxes or (ii) fail to pay or otherwise satisfy any Liability of Shango or any Shango subsidiary presently due and payable, except such Liabilities which are being contested in good faith by appropriate means or procedures;

•        pay or settle or take any action not required, other than in connection with any existing Action or commence any Action other than (i) for the routine collection of bills, or (ii) in such cases where it in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, provided that Shango shall consult with Greenrose prior to the filing of such Action;

•        organize any new subsidiary (other than those that are wholly-owned) or acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;

•        acquire or agree to acquire any real property;

•        (i) make, change or rescind any Tax election, (ii) change any Tax period, or (iii) adopt or change any method of Tax accounting, except as required by GAAP or Applicable Law;

•        make any change to its accounting methods, principles, policies, procedures or practices, except as may be required by GAAP;

•        file a petition in bankruptcy, make an assignment for the benefit of creditors or file a petition seeking reorganization or arrangement or other action under federal or state bankruptcy laws;

•        authorize or agree to take any of the foregoing actions.

Prior to Closing, Greenrose and GS Merger Sub shall use their best efforts to (i) cause Greenrose’s securities to be delisted from Nasdaq, unless a change in Applicable Laws occurs prior to Closing which would permit the continued listing of Greenrose’s equity on Nasdaq following the Closing, and (ii) if no such change in Applicable Laws occurs, prior to Closing list Greenrose’s equity (or securities convertible into or issued in lieu thereof) on another securities exchange.

Conditions to Closing

General Conditions

The obligation of the parties to consummate the transactions contemplated by the Shango Business Combination is conditioned on the satisfaction or waiver (where permissible) by Greenrose and Shango of the following conditions:

•        All Approvals from Governmental Authority necessary for consummation of the Shango Merger and the other transactions contemplated by the Shango Business Combination Agreement shall have been obtained and shall be in full force and effect, including, without limitation, (A) all other authorizations, consents and approvals of Governmental Authority required for consummation of the transactions contemplated by the Shango Business Combination Agreement shall have been obtained, (B) the receipt of approval of Greenrose’s stockholders adopting the Shango Business Combination Agreement and approving the Stockholder Approval Matters, and (C) any filings and approvals required under the rules and regulations of Nasdaq, or such other stock exchange or quotation system on which Greenrose’s capital stock is then traded or is proposed to be traded on.

•        No temporary restraining order, preliminary or permanent injunction or other Order issued by any court or other Governmental Authority of competent jurisdiction or other legal or regulatory restraint or prohibition against the consummation of the Shango Merger or any of the other transactions contemplated by the Shango Business Combination Agreement shall be in effect; nor shall there be any action taken, or any Law or Order enacted, entered, enforced or deemed applicable to the Shango Merger or any of the other transactions contemplated by the Shango Business Combination Agreement that would prohibit the consummation of the Shango Merger or any of the other transactions contemplated by the Shango Business Combination Agreement or that would permit consummation of the Shango Merger and the other transactions contemplated by the Shango Business Combination Agreement only if certain divestitures were made or if Greenrose or Shango were to agree to limitations on its business activities or operations.

Greenrose and GS Merger Sub Conditions to Closing

The obligations of Greenrose and GS Merger Sub to consummate the Shango Merger and the other transactions to occur at or after the Shango Effective Time pursuant to the Shango Business Combination Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in Section 6.2 of the Shango Business Combination Agreement, any of which may be waived, in writing, exclusively by Greenrose in its sole and absolute discretion:

•        (i) The representations and warranties in (i) The representations and warranties in Sections 2.1 (Organization and Qualification), 2.2 (Authorization), 2.3 (Capital Stock), 2.4 (Subsidiaries), 2.6 (No Conflicts) and 2.28 (Anti-Money Laundering) of the Shango Business Combination Agreement shall be true, correct and complete in all respects as of the date of the Shango Business Combination Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all respects as of such specified earlier date) other than inaccuracies that in the aggregate are de minimis, and (ii) the other representations and warranties of Shango contained in the Shango Business Combination Agreement shall each be true, correct and complete in all material respects as of the date of the Shango Business Combination Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date), except for inaccuracies of representations and warranties the circumstances giving rise to which, individually or in the aggregate, do not constitute and could not reasonably be expected to have, a Company Material Adverse Effect; provided, however, that for purposes of determining the accuracy of any representations and warranties, any update of or modification to the Shango Disclosure Schedule shall be either included or disregarded.

•        Shango shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by the Shango Business Combination Agreement and the Stockholder Written Consent, Joinder Agreements, the Escrow Agreement, the Articles of Merger and each of the other agreements, certificates, documents and instruments contemplated by the Shango Business Combination Agreement, including all Schedules, Annexes and Exhibits to any of the foregoing to be so performed or complied with by the [Shango] on or before the Closing Date.

•        Since the date of the Shango Business Combination Agreement, no Company Material Adverse Effect shall have occurred.

•        Greenrose shall have received a certificate, dated as of the Closing Date executed on behalf of Shango by a duly authorized officer of Shango.

•        The Shango Business Combination Agreement, the Articles of Merger and the Shango Merger shall have been approved by holders owning a majority of the outstanding shares of Shango common stock (the “Requisite Stockholder Vote”), and, immediately prior to the Shango Effective Time, the number of shares of Shango common stock that have perfected their rights dissent rights under the NRS shall not exceed 5% of shares of Shango common stock that are issued and outstanding as of immediately prior to the Shango Effective Time.

•        Greenrose shall have received Joinder Agreements and Stockholder Written Consents that have been duly executed and delivered by Shango stockholders entitled to receive 85% of the Allocated Portion of the Initial Consideration payable to all Shango stockholders and such Joinder Agreements and Stockholder Written Consents shall be in full force and effect and shall not have been repudiated.

•        Shango shall have delivered to Greenrose Accredited Investor Certifications executed by each Shango stockholder who has executed a Joinder Agreement.

•        Shango shall have delivered to Greenrose Registration Rights Agreements executed by each Shango stockholder who has executed a Joinder Agreement.

•        Shango shall have delivered to Greenrose Lock-Up Agreements executed by each Shango stockholder who has executed a Joinder Agreement.

•        The Escrow Agent and Gary Rexroad shall have executed and delivered the Escrow Agreement.

•        Greenrose shall have received a DVD or USB drive evidencing the documents and other materials that were made available to Greenrose, and indicating, for each such document or other material, the date that it was uploaded to the Data Room and made accessible to Greenrose and its representatives in the Data Room.

•        Shango shall have delivered to Greenrose the Closing Payment Certificate.

•        Greenrose shall have received a payoff letter (in written form reasonably satisfactory to Greenrose) from each holder of the Indebtedness outstanding immediately prior to the Closing evidencing the payment required to fully pay off and discharge such Indebtedness and confirming release of any Liens upon the payment of the amount set forth in such payoff letter.

•        Each director and officer of Shango and each Shango subsidiary shall deliver to Greenrose, in form and substance satisfactory to Greenrose, his or her resignation from such position effective immediately upon the Shango Effective Time.

•        Shango shall have provided Greenrose with the properly executed Foreign Investment in Real Property Act Certificate.

•        Shango shall have delivered to Greenrose such other documents and instruments as may be reasonably required to consummate the Transactions.

•        None of the Identified Employees shall have terminated employment with Shango or the relevant employing subsidiary of Shango, or shall have terminated or repudiated (or indicated or provided notice of an intent to terminate or repudiate) his or her Employment Agreement or Non-Competition Agreement, except for such Identified Employees whose employment was terminated for cause or due to death or disability.

Shango Conditions to Closing

The obligations of Shango to consummate the Shango Merger and the other transactions that are to occur at or after the Shango Effective Time pursuant to the Shango Business Combination Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in Section 6.3 of the Shango Business Combination Agreement, any of which may be waived, in writing, exclusively by Shango in its sole and absolute discretion:

•        The representations and warranties of Greenrose contained in the Shango Business Combination Agreement shall each be true, correct and complete in all material respects as of the date of the Shango Business Combination Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date); provided, however, that for purposes of determining the accuracy of any representations and warranties, all materiality, Parent Material Adverse Effect and similar qualifications limiting the scope of such representations and warranties shall be disregarded.

•        Greenrose and GS Merger Sub shall have performed and complied with in all material respects each agreement, covenant and obligation required by the Shango Business Combination Agreement to be so performed or complied with by Greenrose at or before the Closing.

•        Since the date of the Shango Business Combination Agreement, no Parent Material Adverse Effect shall have occurred.

•        Shango shall have received a certificate, dated as of the Closing Date, executed on behalf of Greenrose by a duly authorized officer of Greenrose, to the effect that the conditions set forth in Section 6.3 of the Shango Business Combination Agreement have been satisfied.

•        The Shango Business Combination Agreement, the Articles of Merger, the Shango Merger and the Stockholder Approval Matters shall have been approved by Greenrose’s stockholders.

•        Greenrose and GS Merger Sub shall have each executed and delivered each of the ancillary agreements to which Greenrose or Merger Sub, respectively, is a party and assuming the due execution and delivery of such agreements by the other parties thereto, such agreements shall be in full force and effect with respect to Greenrose and GS Merger Sub, as applicable.

Termination

The Shango Business Combination Agreement may be terminated and the Shango Merger abandoned at any time prior to the Shango Effective Time:

(a)     By mutual agreement of Shango and Greenrose.

(b)    By Greenrose or Shango if: (i) the Shango Effective Time has not occurred before 5:00 p.m. New York Time on August 31, 2021 (provided, however, that the right to terminate the Shango Business Combination Agreement under Section 8.1(b) shall not be available to any party whose Willful Breach has been the cause of, or resulted in, the failure of the Shango Effective Time to occur on or before such date), (ii) there shall be a final non-appealable order of any Governmental Authority in effect preventing consummation of the Shango Merger, or (iii) there shall be any Law or Order enacted, promulgated or issued or deemed applicable to the Shango Merger by any Governmental Authority that would make consummation of the Shango Merger illegal.

(c)     By Greenrose if there shall be any action taken, or any Law or Order enacted, promulgated or issued or deemed applicable to the Shango Merger, by any Governmental Authority, which would: (i) prohibit Greenrose’s ownership or operation of all or any portion of the business of Shango or (ii) compel Shango to dispose of or hold separate all or any portion of the Assets of Shango, or limit its operation of Shango’s business, as a result of the Shango Merger.

(d)    By Greenrose if there has been a material breach of any representation, warranty, covenant or agreement contained in the Shango Business Combination Agreement on the part of Shango and (i) Shango has not cured such breach within ten Business Days after Greenrose delivers written notice of such breach to Shango (provided, however, that, no cure period shall be required for a breach which by its nature cannot be cured) and (ii) if not cured within such ten Business Day period and at or prior to the Closing, such breach would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.3 of the Shango Merger Agreement, as the case may be, to be satisfied.

(e)     By Shango if there has been a material breach of any representation, warranty, covenant or agreement contained in the Shango Business Combination Agreement on the part of Greenrose or GS Merger Sub and (i) Greenrose or GS Merger Sub, as applicable, has not cured such breach within ten Business Days after Shango delivers a written notice of such breach to Greenrose (provided, however, that no cure period shall be required for a breach which by its nature cannot be cured), and (ii) if not cured within such ten Business Day period and at or prior to the Closing, such breach would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.2, as the case may be, to be satisfied.

(f)     By Greenrose, if Shango shall not have obtained and delivered to Greenrose the Joinder Agreements or irrevocable Stockholder Written Consents of the Principal Stockholders representing the Requisite Stockholder Vote within four (4) hours after the execution of the Shango Business Combination Agreement by Shango.

(g)    By Greenrose, if at any time prior to such time (i) trading in Greenrose’s Common Stock or other equity shall have been suspended by the SEC or Nasdaq or trading in securities generally on the New York Stock Exchange or Nasdaq shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of Parent, impractical or inadvisable to proceed with the Closing.

(h)    By Greenrose, if between the date hereof and the Closing, a Shango Material Adverse Effect has occurred.

(i)     By Shango if the Special Meeting shall not have commenced and be concluded on or prior to June 31, 2021.

In the event of a valid termination of the Shango Business Combination Agreement, the Shango Business Combination Agreement shall become void and there shall be no liability or obligation on the part of Greenrose, GS Merger Sub or Shango, or their respective officers, directors or stockholders or affiliates or associates; provided, however, that Greenrose, GS Merger Sub and Shango shall each remain liable for any breaches of the Shango Business Combination Agreement prior to its termination; and provided further that, the provisions of Sections 5.4, 5.5, Article 9 and the applicable definitions set forth in Article 10 shall remain in full force and effect and survive any termination of the Shango Business Combination Agreement.

Amendment; Waiver and Extension of the Shango Business Combination Agreement

The Shango Business Combination Agreement may be amended, modified or supplemented by Greenrose, Shango and Gary Rexroad, as the representative of the selling stockholders at any time prior to the Closing, and by Greenrose and Gary Rexroad, as the representative of the selling stockholders at any time following the Closing (notwithstanding any stockholder approval); provided, however, that after approval of the transactions contemplated by the Shango Business Combination Agreement by Shango’s stockholders, no amendment shall be made which pursuant to Applicable Laws requires further approval by such members without such further approval. The Shango Business Combination Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment thereto, signed by each of the parties thereto.

No failure or delay of a party in exercising any right or remedy under the Shango Business Combination Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties under the Shango Business Combination Agreement are cumulative and are not exclusive of any rights or remedies which such parties would otherwise have thereunder. Any agreement on the part of any party to the Shango Business Combination Agreement to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

Governing Law; Consent to Jurisdiction

The Shango Business Agreement, and any claim, controversy or dispute arising under or related to the Shango Business Agreement (whether based on contract, tort, equity or otherwise), shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of Nevada. All legal actions and proceedings arising out of or relating to the Shango Business Combination Agreement shall be heard and determined exclusively in any state or federal court sitting in the State of Arizona and agrees not to bring any action arising out of or relating to the Shango Business Combination Agreement or any of the transactions related thereto in any other court.

Ancillary Agreements

Accredited Investor Certification

Greenrose will not register the shares of Greenrose Common Stock that may be issued to Shango’s stockholders as Earnout Payments prior to issuance and instead will issue such shares in reliance upon exemptions from the registration requirements afforded by the Securities Act. Accordingly, it is a condition for each Shango stockholder to receive their pro rata portion of the shares of Greenrose Common Stock that Greenrose may issue as Earnout Payments to execute an Accredited Investor Certification pursuant to which such Shango stockholder certifies to Greenrose that he, she, or it is an accredited investor as defined in Rule 501(a) of Regulation D of the Securities Act. Additionally, by executing the Accredited Investor Certification the Shango stockholder represents to Greenrose that (i) the information contained in the Accredited Investor Certification is complete and accurate and may be relied upon by Greenrose, and

(ii) will notify Greenrose immediately of any change in any of such information. The shares of Greenrose Common Stock that are issued as Earnout Payments will be “restricted securities,” as such term is defined in Rule 144 under the Securities Act, and will not be freely tradeable.

Lock-Up Agreement

It is a condition for each Shango stockholder to receive their pro rata portion of the shares of Greenrose Common Stock that Greenrose may issue as Earnout Payments (such shares of Greenrose Common Stock, together with any Greenrose securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Restricted Securities”) to execute a Lock-Up Agreement pursuant to which such Shango stockholder agrees that, for a period of 6 months from the date Greenrose issues shares of Greenrose Common Stock as Earnout Payments such stockholder will not (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii) or (iii) above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise (any of the foregoing described in clauses (i), (ii) or (iii), a “Prohibited Transfer”).

The foregoing restriction will not apply to the transfer of any or all of the Restricted Securities owned by a stockholder (I) by gift, will or intestate succession upon the death of the stockholder, (II) to any Permitted Transferee or (III) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union; provided, however, that in any of cases (I), (II) or (III) it shall be a condition to such transfer that the transferee executes and delivers to Greenrose an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of the Lock-Up Agreement applicable to the stockholder, and there shall be no further transfer of such Restricted Securities except in accordance with the Lock-Up Agreement. The term “Permitted Transferee” means: (1) the members of the stockholder’s immediate family (“immediate family” means with respect to any natural person, any of the following: such person’s spouse, the siblings of such person and his or her spouse, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouses and siblings), including pursuant to operation of law pursuant to a qualified domestic order or in connection with a divorce settlement or by virtue of the laws of descent and distribution upon death, (2) any trust for the direct or indirect benefit of the stockholder or the immediate family of the stockholder, (3) if the stockholder is a trust, to the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust, (4) if the stockholder is an entity, as a distribution to limited partners, shareholders, members of, or owners of similar equity interests in the stockholder or (5) to any affiliate of the stockholder. The stockholder further agrees to execute such agreements as may be reasonably requested by Greenrose that are consistent with the foregoing or that are necessary to give further effect thereto.

If any Prohibited Transfer is made or attempted contrary to the provisions of the Lock-Up Agreement, such purported Prohibited Transfer will be null and void ab initio, and Greenrose will refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose.

Registration Rights Agreement

Greenrose will enter into a Registration Rights Agreement with each of the Shango stockholders who executes an Accredited Investor Certification and Lock-Up Agreement (the “Holders”) pursuant to which Greenrose agrees to register provide such shareholders with demand and “piggyback” registration rights for the shares of Greenrose Common Stock issued as Earnout Payments. Subject to the terms and conditions of the Registration Rights Agreement, at any time after the expiration of any applicable lock-up period in the Lock-Up Agreement, the holders of a majority (the “Majority Holders”) of any Greenrose Common Stock issued to a Holder pursuant to the Shango Merger Agreement, and any equity securities of Greenrose issued or issuable with respect to the foregoing securities by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization (the “Registrable Securities”) may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”) or on Form S-3 or any similar short-form registration (“Short-Form Registrations”), if available (any such requested registration, a “Demand Registration”). Each request for a Demand Registration must specify the approximate number or dollar value of Registrable Securities requested to be registered by the requesting stockholders and (if known) the intended method of distribution.

Within ten days after receipt of any such request, Greenrose will give written notice of the Demand Registration to all other Holders and, subject to the terms of the Registration Rights Agreement, will include in such Demand Registration (and in all related registrations and qualifications under state blue sky laws and in any related underwriting) all Registrable Securities with respect to which Greenrose has received written requests for inclusion therein within 15 days after the receipt of Greenrose’s notice; provided that, with the consent of the Majority Holders, Greenrose may instead provide notice of the Demand Registration to all other stockholders within three Business Days following the non-confidential filing of the registration statement with respect to the Demand Registration so long as such registration statement is not an Automatic Shelf Registration Statement. Demand Registrations will be Short-Form Registrations whenever Greenrose is permitted to use any applicable short form Greenrose will use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

For so long as a registration statement for a Shelf Registration (a “Shelf Registration Statement”) is and remains effective, the Holders will have the right at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering) Registrable Securities available for sale pursuant to such registration statement (“Shelf Registrable Securities”). A Holder may elect to sell Registrable Securities under a Shelf Registration Statement by delivering to Greenrose a written notice (a “Shelf Offering Notice”) specifying the number of Shelf Registrable Securities that the Holder desires to sell (the “Shelf Offering”). As promptly as practicable, but in no event later than five Business Days after receipt of a Shelf Offering Notice, Greenrose will give written notice of such Shelf Offering Notice to all other Holders of Shelf Registrable Securities that have been identified as selling stockholders in such Shelf Registration Statement and are otherwise permitted to sell in such Shelf Offering. Greenrose, subject to the provisions of the Registration Rights Agreement, may include in such Shelf Offering any number of shares of Greenrose Common Stock it desires to sell in such Shelf Offering and will include in such Shelf Offering all Shelf Registrable Securities with respect to which Greenrose has received written requests for inclusion (which request will specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Holder) within seven days after the receipt of the Shelf Offering Notice. Greenrose will, as expeditiously as possible (and in any event within 30 days after the receipt of a Shelf Offering Notice) use its reasonable best efforts to facilitate such Shelf Offering.

Greenrose will not include in any Demand Registration any securities which are not Registrable Securities (other than securities to be included by Greenrose for its own account, securities issued by Greenrose to the PIPE Investors in connection with the PIPE Offering or securities issued to other stockholders of Greenrose pursuant to the Futureworks Merger Agreement) without the prior written consent of the majority holders who elect to participate in such Demand Registration (the “Majority Participating Holders”). If a Demand Registration or a Shelf Offering is an underwritten offering and the managing underwriters advise Greenrose in writing that in their opinion the number of Registrable Securities and other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, which can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, then Greenrose will include in such offering (prior to the inclusion of any securities which are not Registrable Securities): (i) first, the number of Registrable Securities requested by the Holders to be included, which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective Holders on the basis of the number of Registrable Securities owned by each such Holder; (ii) second, the securities that the Company proposes to sell; and (iii) third, the number of Registrable Securities requested to be included by the PIPE Investors which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective PIPE Investors on the basis of the number of Registrable Securities owned by each such PIPE Investor.

Greenrose will not be obligated to effect any Demand Registration or underwritten Shelf Offering within 180 days after the effective date of a previous Demand Registration or a previous registration in which Registrable Securities were included. Additionally, Greenrose may postpone, for up to 90 days from the date of the request (the “Suspension Period”), the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of a Shelf Registration Statement (and therefore suspend sales of the Shelf Registrable Securities) by providing written notice to the Holders if Greenrose determines that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by Greenrose or any subsidiary to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization, financing or other transaction involving Greenrose and upon advice of counsel, the sale of Registrable Securities pursuant to the registration statement would require disclosure of material non-public information not otherwise required to be disclosed under applicable law, and (x) Greenrose has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on Greenrose or Greenrose’s ability to consummate such transaction, or (z) such transaction renders Greenrose unable to comply with SEC requirements, in each case under circumstances that would make it impractical or inadvisable to cause the registration statement (or such filings) to become effective or to promptly amend or supplement the registration statement on a post-effective basis, as applicable. Greenrose may delay or suspend the effectiveness of a Demand Registration or Shelf Registration Statement only once in any 12-month period.

Each Holder agrees to treat as confidential the receipt of any notice under the Registration Rights Agreement (including notice of a Demand Registration, a Shelf Offering Notice and a Suspension Notice) and the information contained therein, and not to disclose or use the information contained in any such notice (or the existence thereof) without the prior written consent of until such time as the information contained therein is or becomes available to the public generally (other than as a result of such Holder’s breach of the Registration Rights Agreement).

Whenever Greenrose proposes to register any of its equity securities under the Securities Act (including primary and secondary registrations, and other than pursuant to any form of registration statement that is specifically excluded under the Registration Rights Agreement) (each, a “Piggyback Registration”), Greenrose will give prompt written notice to all Holders of its intention to effect such Piggyback Registration and, subject to the terms of the Registration Rights Agreement, will include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which Greenrose has received written requests for inclusion therein within 10 days after delivery of Greenrose’s notice.

If a Piggyback Registration is an underwritten primary registration on behalf of Greenrose, and the managing underwriters advise Greenrose in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, Greenrose will include in such registration (i) first, the number of Registrable Securities requested by the Holders to be included, which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective Holders on the basis of the number of Registrable Securities owned by each such Holder; (ii) second, the securities that Greenrose proposes to sell; (iii) third, the number of Registrable Securities requested to be included by the PIPE Holders which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective PIPE Investors on the basis of the number of Registrable Securities owned by each such PIPE Investor and (iv) fourth, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Greenrose’s equity securities, and the managing underwriters advise Greenrose in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, Greenrose will include in such registration (i) first, the number of Registrable Securities requested by the Holders to be included, which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective Holders on the basis of the number of Registrable Securities owned by each such Holder; (ii) second, the securities that Greenrose proposes to sell; and (iii) third, the number of Registrable Securities requested to be included by the PIPE Investors which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective PIPE Investors on the basis of the number of Registrable Securities owned by each such PIPE Investor; and (iv) fourth, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

The parties to the Registration Rights Agreement will be entitled to enforce their rights thereunder specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of the Registration Rights Agreement and to exercise all other rights existing in their favor. The parties agree and acknowledge that a breach of the Registration Rights Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party will be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of the Registration Rights Agreement.

OPTION AGREEMENTS

Missouri Option Agreement

On March 12, 2021, Greenrose and MO Management, LLC, a Missouri limited liability company controlled by Gary Rexroad executed an Option to Purchase pursuant to which MO Management granted to Greenrose an option to purchase all or substantially all of the assets of MO Management located in the State of Missouri for an aggregate purchase price of six million dollars. The assets of MO Management include not less a fifteen percent (15%) interest in three (3) retail cannabis stores, MIP operation and a related Management Services Agreement. The purchase price consists of three million seven hundred thousand dollars in cash and two million three hundred thousand dollars in stock. Upon the exercise of the option, Greenrose is entitled to withhold and deposit into escrow up to one million dollars of such cash consideration as contemplated by Section 7.5(a)(viii) of the Shango Merger Agreement, but only to the extent the amount of any loss amounts as defined in the Shango Merger Agreement, exceed the amounts then held in the merger agreement related escrow funds as of the date of the exercise of the option. Greenrose may exercise the option at any time until December 31, 2021. Greenrose’s ability to exercise the option, is subject to and conditioned upon, the closing of a Business Combination, which transaction must include the acquisition of Shango Holdings, Inc. by Greenrose. The Option to Purchase, includes a no shop provision pursuant to which MO Management agreed not solicit or entertain proposals or offers with respect to a merger, acquisition of the Company or its assets. The acquisition of the assets by Greenrose is subject to and conditioned upon, among other things, the completion to Greenrose’s satisfaction of financial and business due diligence on the Missouri assets, negotiation of definitive agreements, including material terms, and board and regulatory approvals.

Michigan Option

On March 12, 2021, Greenrose and SDRK Group, LLC, a Michigan limited liability company controlled by Gary Rexroad executed an Option to Purchase pursuant to which SDRK Group granted to Greenrose an option to purchase all or substantially all of the assets of SDRK Group located in the State of Michigan for an aggregate purchase price of ten million dollars. The assets of SDRK Group include and relate to a certain development project of a 27,000 square foot cannabis grow facility in Lapeer, MI. Greenrose may exercise the option at any time until December 31, 2021. Greenrose’s ability to exercise the option, is subject to and conditioned upon, the closing of a [Business Combination], which transaction must include the acquisition of Shango Holdings, Inc. by Greenrose. The Option to Purchase, includes a no shop provision pursuant to which SDRK Group agreed not solicit or entertain proposals or offers with respect to a merger, acquisition of the Company or its assets The acquisition of the assets by Greenrose is subject to and conditioned upon, among other things, the completion to Greenrose’s satisfaction of financial and business due diligence on the Michigan assets, negotiation of definitive agreements, including material terms, and board and regulatory approvals.

California Option

On March 12, 2021, Greenrose and Gary Rexroad executed an Option to Purchase pursuant to which Rexroad granted to Greenrose an option to purchase 100% interest in a retail cannabis license in Corona, California for fair market value as mutually determined by Greenrose and Rexroad. Greenrose may exercise the option at any time until December 31, 2021. Greenrose’s ability to exercise the option, is subject to and conditioned upon, the closing of a Business Combination, which transaction must include the acquisition of Shango Holdings, Inc. by Greenrose. The Option to Purchase, includes a no shop provision pursuant to which Rexroad agreed not solicit or entertain proposals or offers with respect to a merger, acquisition of the Company or its assets. The acquisition of the assets by Greenrose is subject to and conditioned upon, among other things, the completion to Greenrose’s satisfaction of financial and business due diligence on the California assets, negotiation of definitive agreements, including material terms, and board and regulatory approvals.

Background of the Shango Business Combination

In December 2019, Brendan Sheehan, Greenrose’s Executive Vice President, Corporate Strategy and Investor Relations, and a member of its Board of Directors attended MJBizCon: Marijuana Business Conference and Cannabis Expo, where he met Gary Rexroad, Shango’s Chief Executive Officer.

On February 17, 2020, Greenrose received a presentation from Gary Rexroad containing an overview of Shango. On February 25, 2020, Greenrose management had preliminary conversations with Aron Unger, a principal of Bayline Capital Partners Inc. (“Bayline”), to discuss the parameters of a potential transaction with consideration in the range of $100,000,000 to $150,000,000, subject to legal and financial due diligence. On February 26, 2020, Bayline informed Greenrose that Shango was interested in further exploring a transaction.

On March 3, 2020, Greenrose and Shango executed a mutual nondisclosure agreement in connection with Greenrose’s consideration of a possible business combination involving Shango and on March 4, 2020, Shango provided Greenrose with access to its due diligence data room containing legal, financial and regulatory information about Shango.

Throughout March and early April 2020, Greenrose’s management and outside advisors reviewed the due diligence materials provided by Shango and the two management teams held several additional meetings during which they discussed their respective perspectives on the cannabis industries and Shango’s operational performance and growth strategy. Between April 6, 2020 and April 8, 2020, Greenrose management and Shango management held three in-depth meetings covering business, financial, and regulatory matters as well an in-depth review of historical and projected financial performance, Shango’s strategic plan. Between April 14, 2020 and April 18, 2020, Shango’s management held virtual tours of its Arizona, California, Michigan, Nevada and Oregon operations with members of Greenrose’s management.

On April 4, 2020, Greenrose’s and Shango’s management held a call to discuss the terms of a potential transaction and Greenrose agreed that it would provide Shango with an initial non-binding indication of interest. Over the next several weeks, Greenrose, Shango, and their advisors held several calls to further discuss and negotiate a non-binding letter of intent that was agreeable to both parties.

Based upon the results of Greenrose’s due diligence and after extensive internal debate among Greenrose’s management team and further consultation with the board of directors, on April 24, 2020, Greenrose delivered to Shango a non-binding indication of interest to acquire Shango, which included the following core terms: $110,000,000 of total consideration, of which $50,000,000 would be paid at closing, comprised of $45,000,000 in cash and shares of Greenrose Common Stock with a value of $5,000,000 based upon the volume weighted average price (the “VWAP”) of Greenrose’s common stock for the ten days prior to Closing of the transaction. The remaining would be paid in two installments — shares of Greenrose Common Stock with a value of up to $30,000,000 after Greenrose’s 2021 fiscal year and 2022 fiscal year, based upon the 10-day VWAP of Greenrose’s Common Stock for the ten days prior to the issuance of such shares — as an earnout payment, subject to Shango meeting agreed upon revenue targets; to the extent that Shango does not meet the revenue target in full, the number of shares Greenrose would be required to issue would be reduced pro rata based upon the difference between the target revenue and Shango’s actual revenue for such fiscal year. The letter of intent indicated that any transaction between the parties would be subject to ongoing due diligence and negotiation of an acceptable acquisition agreement and other transaction documents.

In mid-May Greenrose’s management held calls with Tarter Krinsky & Drogin LLP (“TKD”), their legal counsel, to discuss the drafting of an initial merger agreement that Greenrose could provide Shango and its counsel. On June 2, 2020, TKD sent the first draft of the merger agreement to the Law Offices of Jason R. Wisniewski (“LOJW”), Shango’s legal counsel, noting that the agreement was subject to ongoing due diligence.

On June 6, 2020, Shango delivered to Greenrose updated financial projections reflecting the impact the COVID-19 pandemic had on Shango’s revenues for the period between March 2020 and May 2020.

On July 8, 2020, LOJW sent TKD their markup of the first draft of the merger agreement, which Greenrose reviewed and discussed with TKD. On July 10, 2020, LOJW and TKD held a conference call to discuss whether the transaction necessitated any filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), given the value of the transaction. After further discussion and analysis, legal counsel for Greenrose and Shango agreed that HSR merger pre-clearance would not be required in connection with the proposed transaction.

Between July and August 2020, Greenrose and its advisors continued to perform due diligence, including conducting background checks on Shango’s key employees and reviewing Shango’s cannabis licenses with Greenrose’s regulatory counsel. On August 28, 2020, regulatory counsel for Greenrose and Shango held an initial call to discuss the regulatory environment and the steps for transferring licenses in each of the jurisdictions in which Shango operates and on September 11, 2020, Shango’s regulatory counsel provided Greenrose with an in-depth overview of each of the licenses to be transferred, the steps that must be taken to transfer such licenses and proposed timelines for transferring each license.

On September 15, 2020, Greenrose and Shango executed a letter agreement extending the exclusivity provision of the letter of intent for an additional 30 days.

On September 15, 2020, LOJW provided TKD with a revised draft of the merger agreement, which TKD reviewed with Greenrose.

Between September 2020 and November 2020, representatives of each of Greenrose and Shango continued to discuss the impact of the COVID-19 pandemic on Shango’s financial projections and agreed to revise the transaction consideration.

Between September 10, 2020 and November 13, 2020 Greenrose held 2 meetings with its board of directors discussing the proposed transaction with Shango, including the market perspectives and valuation perspectives with respect to Shango and how the valuation reflected in the transaction compared to other acquisitions in the cannabis industry. Prior to each meeting Greenrose’s management provided the board of directors with a presentation detailing the current terms of the transaction and other salient information. At each meeting William F. Harley III, the Company’s Chief Executive Officer, walked through the presentation and members of the board of directors engaged in extensive discussions with Greenrose management about the proposed transaction.

On November 11, 2020, Greenrose, Shango, Theraplant and Futureworks entered into a multi-party non-disclosure agreement to permit each of the parties to share confidential information between the various targets. True Harvest was added to the multi-party non-disclosure agreement by means of a Joinder Agreement dated November 23, 2020.

On December 1, 2020, Shango provided Greenrose with updated financial statements and projections showing the impact the COVID-19 pandemic had on Shango’s revenues.

Between December 7, 2020 and December 8, 2020, Greenrose management and Shango management met telephonically to discuss Shango’s updated financial statements and projections. After exacting discussions, the parties agreed to revise the transaction consideration as follows: $105,000,000 of total consideration, of which $40,000,000 would be paid at closing, comprised of $31,000,000 in cash and the assumption of up to $9,000,000 of Shango’s outstanding liabilities, with any shortfall between actual liabilities assumed by Greenrose at Closing and $9,000,000 to be paid out as cash consideration. The remaining would be paid in three installments — shares of Greenrose Common Stock with a value of up to $20,000,000 after Greenrose’s 2021 fiscal year and 2023 fiscal year and shares of Greenrose Common Stock with a value of up to $25,000,000 after Greenrose’s 2022 fiscal year, based upon the 10-day VWAP of Greenrose’s common stock for the ten days prior to the issuance of such shares (collectively, the “Earnout Shares”) — as an earnout payment, subject to Shango meeting agreed upon revenue targets; to the extent that Shango does not meet the revenue target in full for any given year, the number of shares Greenrose would be required to issue would be reduced pro rata based upon the difference between the target revenue and Shango’s actual revenue for such fiscal year and Shango would have the opportunity to earn any shares of Greenrose Common Stock not earned in either fiscal year 2021 or fiscal year 2022 in the subsequent fiscal year(s) if Shango exceeded its target revenue for such fiscal year. Additionally, Greenrose agreed to commit up to $10,000,000 for capital expenditures Shango intends to make in Nevada and Michigan and failure by Greenrose to make such capital expenditures as detailed in a budget prepared by Shango will accelerate the payment of the Earnout Shares.

Between March 24, 2020, and April 19, 2020, Greenrose held 14 meetings with its board of directors to keep them apprised of the changes to Shango’s financial projections and the proposed changes to the consideration to be paid in connection with the transaction.

Between January 11, 2021 and March 10, 2021, representatives of each of Greenrose, Shango, TKD and LOJW met telephonically and exchanged numerous emails to finalize the remaining open items related to the merger agreement and various other agreements contemplated therein. Following these discussions, representatives from TKD and LOJW exchanged revised drafts of the merger agreement and such other agreements, which reflected the outcome of their discussions.

Overview of the Transactions Contemplated by the Futureworks Business Combination Agreement

The acquisition is structured so that as a result of the Futureworks Merger, FW Merger Sub will become wholly-owned subsidiary of Greenrose in accordance with the following transaction steps:

i.       Prior to the execution of the Futureworks Business Combination Agreement, FW Merger Sub was formed as a new entity for the sole purpose of entering into and consummating the transactions set forth in the Futureworks Business Combination Agreement; and

ii.      At the FW Effective Time, Futureworks will merge with and into FW Merger Sub, with FW Merger Sub surviving the Futureworks Merger as a direct wholly-owned subsidiary of Greenrose.

Effective Time and Closing of the Futureworks Merger

The Closing of the Futureworks Merger will take place as promptly as reasonably practicable, but no later than two Business Days following satisfaction or waiver of the conditions set forth in the Futureworks Business Combination Agreement, shall take place remotely via the exchange of documents and signatures, unless another manner or time is agreed to by Greenrose and Futureworks. The parties will cause the Futureworks Merger to be consummated by filing a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the DGCL and filing the Statement of Merger with the Secretary of State of the State of Colorado in accordance with the Colorado Corporations and Associations Act, as amended (the “FW Effective Time”).

Consideration

The value of the initial merger consideration to be paid or issued by Greenrose at Closing to the holders of Futureworks ownership interests pursuant to the Futureworks Merger Agreement will be: (i) $17,500,000 in cash, plus (ii) such number of shares of Greenrose Common Stock equal to $15,000,000 in value, calculated based upon the volume weighted average price per share of Greenrose Common Stock (rounded down to the nearest cent) on the Nasdaq or on such exchange or market quotation system as Greenrose Stock is then traded or quoted for the twenty (20) consecutive trading days ending on (and including) the last full trading day immediately prior to, (i) the Closing Date, (ii) March 31, 2022, or (iii) such date as Greenrose Common Stock Price is required to be paid or issued, as applicable (the “Greenrose Common Stock Price”), as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed by Greenrose and Futureworks, provided that the common stock price for the shares of Greenrose Common Stock to be issued on the Closing Date shall be subject to a minimum price of $12.00 per share of Greenrose Common Stock and a maximum price of $15.00 per share of Greenrose Common Stock, subject to customary purchase price adjustments, and indemnity escrow, as described more fully in the Futureworks Merger Agreement.

In addition to the initial consideration, and subject to Futureworks business meeting the Earnout Threshold (as defined in the Futureworks Merger Agreement) then, Greenrose may be required to issue to Futureworks’ accredited members up to such number of shares of Greenrose Common Stock equal to $10,000,000 in value, calculated based on the applicable Greenrose Common Stock Price.

Exchange of Certificates; Delivery of Consideration

At the FW Effective Time, by virtue of the Futureworks Merger and without any action on the part of Greenrose, FW Merger Sub, Futureworks or the holder of any of Futureworks, the following shall occur automatically (except as expressly provided otherwise): (i) each unit of Futureworks issued and outstanding immediately prior to the FW Effective Time shall be cancelled and extinguished and converted into the right to receive the Aggregate Consideration (without interest thereon) and (ii) each share of FW Merger Sub Common Stock issued and outstanding immediately prior to the FW Effective Time shall be converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation, in accordance with the terms of the Futureworks Business Combination Agreement. From and after the FW Effective Time, each stock certificate of FW Merger Sub evidencing ownership of any FW Merger Sub Common Stock shall evidence ownership of such shares of capital stock of FW Merger Sub.

Five Business Days prior to the date of Closing, Futureworks will deliver a spreadsheet (the “Closing Payment Certificate”) setting forth each of the following items and certified by the Chief Financial Officer and Treasurer of Futureworks to be true and correct: (i) the Capitalization Table; (ii) the Reagan Yeomans Indebtedness; (iii) the Futureworks Closing Transaction Expenses; (iv) the Allocated Portion of the Base Stock Consideration to each of the Futureworks Members; and (v) the Allocated Portion of the Base Cash Consideration, less the Reagan Yeomans Indebtedness, to each of the Futureworks Members.

Upon receipt of the Closing Payment Certificate, Greenrose will be entitled to review, make reasonable inquiries and request reasonable supporting documentations, and comment on the Closing Payment Certificate, and Futureworks shall consider Greenrose’s comments in good faith and deliver an updated Closing Payment Certificate to Greenrose no later than two Business Days prior to the Closing Date to reflect the applicable revisions to the Closing Payment Certificate.

On the Closing Date, Greenrose will cause to be delivered to each Futureworks Member, by wire transfer of immediately available funds from the Trust Account and the PIPE Investment, an amount equal to the Allocated Portion of the cash component of the Initial Consideration, payable to such Futureworks Member pursuant to Section 1.7(a) of the Futureworks Business Combination Agreement.

On the Closing Date, Greenrose shall deliver the Escrow Stock to the Escrow Agent, for deposit in the Escrow Fund, which shall be held and distributed in accordance with the terms of Article 7.

On the Closing Date, Greenrose shall deliver jointly to Reagan Yeomans and Chris Schonbachler, by wire transfer of immediately available funds, an amount equal to the Capital Expenditure Reimbursement; provided, that, Greenrose shall have received a statement, reasonably acceptable to it, showing the amount of such Capital Expenditure Reimbursement, including a description of the uses or intended uses by the Futureworks and the Futureworks Subsidiaries of such amounts (the “Capital Expenditure Statement”); provided, further, that Greenrose shall have no obligation hereunder to reimburse any amounts of Capital Expenditure Reimbursement exceeding Six Hundred Thousand Dollars ($600,000).

Representations and Warranties; Escrow; Indemnification

The Futureworks Business Combination Agreement contains customary representations and warranties of (a) Futureworks, (b) Greenrose and (c) FW Merger Sub relating to, among other things, their ability to enter into the Futureworks Business Combination Agreement and their outstanding capitalization.

All of the representations and warranties contained in the Futureworks Business Combination Agreement and the certificates and instruments delivered in connection therewith shall survive the Futureworks Merger and continue until 11:59 p.m. Colorado time on the day which is twelve months (12) months after the date on which the FW Effective Time occurs; provided, however, that the Fundamental Representations will survive the Closing and continue until the expiration of the latest statute of limitations applicable to such representations and warranties (either pertaining to the subject matter of such representations and warranties, or the ability of any Greenrose indemnitees, any Futureworks indemnitees or any third party to make a claim relating to the breach of such representations and warranties, as the case may be, whichever is later) after giving effect to any extensions or waivers plus thirty (30) days.

The Escrow Agreement provides that on the 12 month anniversary of the Closing (the “Escrow Release Date”) the Escrow Agent shall release from the Escrow Fund and shall deliver to the Selling Securityholders (to each, their respective Allocated Portion), an amount equal to $1,625,000 (the “Escrow Release Amount”); provided, however, that (i) if the amount then remaining in the Escrow Fund are less than the Escrow Release Amount the Escrow Agent shall not release any funds and (ii) any amounts relating to an Unresolved Claim for which Greenrose has provided notice prior to the Escrow Release Date shall not be included for purposes of calculating amounts remaining in the Escrow Fund.

No member of Futureworks will be obligated to indemnify any Greenrose indemnitee for any claim for indemnification pursuant to a Representation Breach Claim unless and until the aggregate amount of all Losses of all Greenrose indemnitees (whether or not resulting from a Representation Breach Claim) equal or exceed $50,000 (the “Deductible”), at which time the selling securityholders shall indemnify the Greenrose indemnitees for the amount of all Losses in excess of the Deductible. The Deductible shall not apply to Losses resulting from Fundamental Representations, or (y) any claims other than Representation Breach Claims. The selling securityholders’ aggregate Liability for Representation Breach Claims shall not exceed $13,000,000 (the “General Cap”); provided that the General

Cap shall not apply with respect to the claims set forth in the following clauses (A) through (B) and the Futureworks members’ Liability for indemnification therefor shall not count for purposes of the General Cap: (A) Representation Breach Claims regarding any Fundamental Representations; and (B) any claims other than Representation Breach Claims. The selling securityholders’ aggregate Liability for all claims under the Futureworks Business Combination Agreement shall not exceed the Escrow Amount.

Following the Closing, except for (a) claims for fraud against any Indemnifying Party who committed or participated in such Fraud or had, at the time such fraud was committed, actual knowledge of such fraud, (b) claims for equitable relief, (c) claims pursuant to the Employment Agreements or the Non-Competition Agreements, and (d) Greenrose’s rights against the Futureworks members, the rights to indemnification, compensation or reimbursement under Article 7 shall be the sole and exclusive remedy with respect to the subject matter of the Futureworks Business Agreement.

Conduct of Business Pending Consummation of the Futureworks Business Combination

During the period from the date of the Futureworks Business Combination Agreement and until the earlier of the termination of the Futureworks Business Combination Agreement in accordance with the terms thereof and the FW Effective Time and unless otherwise expressly required by the Futureworks Business Combination Agreement, Futureworks agrees to and to cause each of its subsidiaries to, in each case using its commercially reasonable efforts, carry on its business in the ordinary course consistent with past practice and in compliance in all material respects with all Applicable Laws and Contracts and to use its commercially reasonable efforts to preserve intact its respective business organizations; provided, however, that notwithstanding anything in the Futureworks Business Combination Agreement to the contrary, Futureworks and Futureworks’ members shall act in accordance with the terms of Futureworks’ organizational documents and nothing in the Futureworks Business Combination Agreement shall obligate or cause Futureworks or Futureworks’ managing members to act in contravention of Futureworks’ organizational documents. Futureworks shall not, and shall cause its subsidiaries not to, take or permit any of the following actions, without the prior written consent of Greenrose, in its reasonable discretion, which such consent shall not be unreasonably withheld, conditioned or delayed:

•        amend its organizational documents;

•        split, combine or reclassify any of its capital equity or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any of its capital equity, or repurchase or otherwise acquire, directly or indirectly, any of its capital equity except from former employees, directors and consultants in accordance with agreements in existence as of the date hereof providing for the repurchase of such capital equity in connection with any termination of service to Futureworks;

•        issue, grant, deliver, sell or authorize or propose to issue, grant, deliver or sell, or purchase or propose to purchase, any Futureworks units or other Equity Interests, (b) modify, waive or amend terms, or the rights of any holder, of any outstanding Futureworks units or other Equity Interest (including to reduce or alter the consideration to be paid to Futureworks upon the exercise of any outstanding Equity Interest), enter into any agreement, arrangement, plan, commitment or understanding with respect to any such modification, waiver or amendment, (c) grant any Equity Award, or (d) accelerate, amend or change the period of exercisability or vesting of any Equity Award or similar right or authorize any cash payment in exchange for any Equity Award or similar right;

•        enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization, (ii) forgive any loans, or issue any loans (other than routine travel advances or business expenses issued in the ordinary course of business) to any of its or its subsidiaries’ directors, officers, contractors or employees, or (iii) except with respect to annual renewals of existing service providers, hire or retain any employee or other service provider whose aggregate cash compensation is expected to exceed $200,000 per year;

•        grant, pay or agree or commit to pay any severance, change of control, retention, incentive or termination payment to any director, officer employee or consultant, except payments made pursuant to written Contracts outstanding on the date of the Futureworks Business Combination Agreement, copies of which have been delivered to Greenrose and the terms of which are disclosed in Futureworks’ Disclosure Schedules;

•        enter into any Material Contract, or violate, amend or otherwise modify or waive any of the terms of any Material Contract, which amendments, modifications or waivers, individually or in the aggregate, would be material to Futureworks, in each case other than in the ordinary course of business;

•        dispose of, license, covenant not to sue under, transfer or assign to any Person any Intellectual Property Rights; other than non-exclusive licenses of object code for Futureworks Products in the ordinary course of business consistent with past practice or (ii) abandon or permit to lapse any Futureworks Registered Intellectual Property;

•        sell, lease, license or otherwise dispose of, distribute, encumber or grant a Lien on any of Futureworks’ material Assets, other than dispositions of inventory or nonexclusive licenses of products to Persons to whom Futureworks or such Futureworks subsidiary had granted licenses of its products as of the date of the Futureworks Business Combination Agreement, in the ordinary course of business consistent with past practice;

•        make or agree to make payment, discharge or satisfaction, in an amount exceeding $20,000 in any one case or $50,000 in the aggregate, of any claim, Liability or obligation (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction of Liabilities reflected or reserved against in the Futureworks Financials, pursuant to Contracts in effect as of the date hereof and/or the payment of Taxes or (ii) fail to pay or otherwise satisfy any Liability of Futureworks or any Futureworks subsidiary presently due and payable, except such Liabilities which are being contested in good faith by appropriate means or procedures;

•        pay or settle or take any action not required, other than in connection with any existing Action or commence any Action other than (i) for the routine collection of bills, or (ii) in such cases where it in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, provided that Futureworks shall consult with Greenrose prior to the filing of such Action;

•        organize any new subsidiary (other than those that are wholly-owned) or acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;

•        acquire or agree to acquire any real property;

•        (i) make, change or rescind any Tax election, (ii) change any Tax period, or (iii) adopt or change any method of Tax accounting, except as required by GAAP or Applicable Law;

•        make any change to its accounting methods, principles, policies, procedures or practices, except as may be required by GAAP;

•        file a petition in bankruptcy, make an assignment for the benefit of creditors or file a petition seeking reorganization or arrangement or other action under federal or state bankruptcy applicable laws;

•        authorize or agree to take any of the foregoing actions.

Conditions to Closing

General Conditions

The obligation of the parties to consummate the transactions contemplated by the Futureworks Business Combination is conditioned on the satisfaction or waiver (where permissible) by Greenrose and Futureworks of the following conditions:

•        All approvals from governmental authority necessary for consummation of the Futureworks Merger and the other transactions contemplated by the Futureworks Business Combination Agreement shall have been obtained and shall be in full force and effect, including, without limitation, (A) all other authorizations, consents and approvals of any governmental authority required for consummation of the transactions contemplated by the Futureworks Business Combination Agreement shall have been obtained, (B) the receipt of approval of Greenrose’s stockholders adopting the Futureworks Business Combination Agreement and approving the Stockholder Approval Matters, (C) any filings and approvals required under the rules and regulations of Nasdaq, or such other stock exchange or quotation system on which Greenrose’s capital stock is then traded or is proposed to be traded on, and (D) the receipt of Approval of the Marijuana Enforcement Division of the Colorado Department of Revenue and applicable local jurisdictions regarding the transfer of Futureworks’ Cannabis Permits.

•        No temporary restraining order, preliminary or permanent injunction or other order issued by any court or other Governmental Authority of competent jurisdiction or other legal or regulatory restraint or prohibition against the consummation of the Futureworks Merger or any of the other transactions contemplated by the Futureworks Business Combination Agreement shall be in effect; nor shall there be any action taken, or any Law or Order enacted, entered, enforced or deemed applicable to the Futureworks Merger or any of the other transactions contemplated by the Futureworks Business Combination Agreement that would prohibit the consummation of the Futureworks Merger or any of the other transactions contemplated by the Futureworks Business Combination Agreement or that would permit consummation of the Futureworks Merger and the other transactions contemplated by the Futureworks Business Combination Agreement only if certain divestitures were made or if Greenrose or Futureworks were to agree to limitations on its business activities or operations.

Greenrose and FW Merger Sub Conditions to Closing

The obligations of Greenrose and FW Merger Sub to consummate the Futureworks Merger and the other transactions to occur at or after the FW Effective Time pursuant to the Futureworks Business Combination Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in Section 6.2 of the Futureworks Business Combination Agreement, any of which may be waived, in writing, exclusively by Greenrose in its sole and absolute discretion:

•        (i) The representations and warranties in Sections 2.1 (Organization and Qualification), 2.2 (Authorization), 2.3 (Company Interests), 2.4 (Subsidiaries), 2.6 (No Conflicts; Approvals) and 2.24 (Brokers) of the Futureworks Business Combination Agreement shall be true, correct and complete in all respects as of the date of the Futureworks Business Combination Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all respects as of such specified earlier date) other than inaccuracies that in the aggregate are de minimis, and (ii) the other representations and warranties of Futureworks contained in the Futureworks Business Combination Agreement shall each be true, correct and complete in all material respects as of the date of the Futureworks Business Combination Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date), except for inaccuracies of representations and warranties the circumstances giving rise to which, individually or in the aggregate, do not constitute and could not reasonably be expected to have, a Futureworks Material Adverse Effect; provided, however, that for purposes of determining the accuracy of any representations and warranties, any update of or modification to the Futureworks Disclosure Schedule shall be either included or disregarded.

•        Futureworks shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by the Futureworks Business Combination Agreement and the Ancillary Agreements to be so performed or complied with by Futureworks on or before the Closing Date.

•        Since the date of the Futureworks Business Combination Agreement, no Futureworks Material Adverse Effect shall have occurred.

•        Greenrose shall have received a certificate, dated as of the Closing Date executed on behalf of Futureworks by a duly authorized officer of Futureworks, to the effect that the conditions set forth in Section 6.2 have been satisfied.

•        Greenrose shall have received the Lock-Up Agreements and the Registration Rights Agreements, that have been duly executed and delivered by the Futureworks Members with respect to the shares of Greenrose Common Stock in the Base Stock Consideration; and such Lock-Up Agreements and Registration Rights Agreements shall be in full force and effect and shall not have been repudiated.

•        Greenrose shall have received the Accredited Investor Certifications that have been duly executed and delivered by the from the Futureworks Members.

•        There shall not be in effect any (i) suspension or material limitation in trading of Greenrose Common Stock, (ii) general moratorium on banking activities or material disruption in securities settlement or clearance services or (iii) limitation on prices of publicly traded securities.

•        Greenrose shall have received a copy of the Capital Expenditure Statement.

•        The Escrow Agent and the Futureworks Members shall have executed and delivered the Escrow Agreement.

•        Futureworks shall have delivered to Greenrose the Closing Payment Certificate.

•        Each manager and officer of Futureworks and each Futureworks Subsidiary, except for the Identified Employees, shall deliver to Greenrose, in form and substance satisfactory to Greenrose, his or her resignation from such position effective immediately upon the Effective Time.

•        Futureworks shall have delivered to Greenrose a copy of each Assumption Agreement, duly executed by Futureworks, or the applicable Futureworks Subsidiary or Futureworks.

•        Futureworks shall have delivered to Greenrose such other documents and instruments as may be reasonably required to consummate the Transactions.

•        None of the Identified Employees shall have terminated employment with Futureworks or the relevant employing Subsidiary of Futureworks.

Futureworks Conditions to Closing

The obligations of Futureworks to consummate the Futureworks Merger and the other transactions that are to occur at or after the FW Effective Time pursuant to the Futureworks Business Combination Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in Section 6.3 of the Futureworks Business Combination Agreement, any of which may be waived, in writing, exclusively by Futureworks in its sole and absolute discretion:

•        The representations and warranties of Greenrose contained in the Futureworks Business Combination Agreement shall each be true, correct and complete in all material respects as of the date of the Futureworks Business Combination Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date); provided, however, that for purposes of determining the accuracy of any representations and warranties, all materiality, Greenrose Material Adverse Effect and similar qualifications limiting the scope of such representations and warranties shall be disregarded.

•        Greenrose and FW Merger Sub shall have performed and complied with in all material respects each agreement, covenant and obligation required by the Futureworks Business Combination Agreement to be so performed or complied with by Greenrose at or before the Closing.

•        Since the date of the Futureworks Business Combination Agreement, no Greenrose Material Adverse Effect shall have occurred.

•        Futureworks shall have received a certificate, dated as of the Closing Date, executed on behalf of Greenrose by a duly authorized officer of Greenrose, to the effect that the conditions set forth in Section 6.3 of the Futureworks Business Combination Agreement have been satisfied.

•        The Futureworks Business Combination Agreement, the Statement of Merger, Certificate of Merger, the Futureworks Merger and the Greenrose Stockholder Approval Matters shall have been approved by Greenrose’s stockholders in conformity with the Proxy Statement and Greenrose’s Charter Documents.

•        Greenrose shall have delivered to Futureworks each of the Futureworks Members Certificate(s) representing the Allocated Portion of such Futureworks Member’s Base Stock Consideration.

•        Futureworks shall have received Registration Rights Agreements, that have been duly executed and delivered by Greenrose with respect to the shares of Greenrose Common Stock to be issued to the Futureworks Members and such Registration Agreements shall be in full force and effect and shall not have been repudiated.

•        There shall not be in effect any (i) suspension or material limitation in trading of Greenrose Common Stock, (ii) general moratorium on banking activities or material disruption in securities settlement or clearance services or (iii) limitation on prices of publicly traded securities.

•        Greenrose and FW Merger Sub shall have each executed and delivered each of the Ancillary Agreements to which Greenrose or FW Merger Sub, respectively, is a party and assuming the due execution and delivery of such agreements by the other parties thereto, such agreements shall be in full force and effect with respect to Greenrose and FW Merger Sub, as applicable.

•        Greenrose shall have delivered to Futureworks a copy of each Assumption Agreement, duly executed by Greenrose and the creditor thereunder.

•        Each consent required to assign the Assigned Contracts shall have been obtained by Greenrose and Futureworks.

•        Reagan Yeomans shall have been removed as a guarantor from each of the Yeomans Guaranty Contracts.

•        Greenrose shall have paid off all amounts outstanding under each Equipment Lease effective as of the Closing Date and shall have provided Futureworks reasonably satisfactory evidence of the same.

•        The PIPE Investment shall have simultaneously occurred with the Closing.

•        The Identified Employees shall have entered into new employment arrangements and non-competition agreements with Greenrose.

Termination

The Futureworks Business Combination Agreement may be terminated and Futureworks Merger abandoned at any time prior to the FW Effective Time:

(a)     By mutual agreement of Futureworks and Greenrose.

(b)    By Greenrose or Futureworks if: (i) the FW Effective Time has not occurred before 5:00 p.m. Colorado Time on March 12, 2022 (provided, however, that the right to terminate the Futureworks Business Combination Agreement under Section 8.1(b) shall not be available to any party whose Willful Breach has been the cause of, or resulted in, the failure of the FW Effective Time to occur on or before such date), (ii) there shall be a final non-appealable Order of any Governmental Authority in effect preventing consummation of the Futureworks Merger, or (iii) there shall be any Applicable Law enacted, promulgated or issued or deemed applicable to the Futureworks Merger by any Governmental Authority that would make consummation of the Futureworks Merger illegal; provided, however, that the violation of any Federal Cannabis Laws shall not be deemed to make consummation of the Futureworks Merger illegal.

(c)     By Greenrose if there shall be any action taken, or any Applicable Law or Order enacted, promulgated or issued or deemed applicable to the Futureworks Merger, by any Governmental Authority, which would: (i) prohibit Greenrose’s ownership or operation of all or any portion of the business of Futureworks or (ii) compel Greenrose to dispose of or hold separate all or any portion of the Assets of Futureworks, or materially limit its operation of Futureworks’ business, as a result of the Futureworks Merger.

(d)    By Greenrose if there has been a breach of any representation, warranty, covenant or agreement contained in the Futureworks Business Combination Agreement on the part of Futureworks and (i) Futureworks has not cured such breach within ten (10) Business Days after Greenrose delivers written notice of such breach to Futureworks (provided, however, that, no cure period shall be required for a breach which by its nature cannot be cured) and (ii) if not cured within such ten (10) Business Day period and at or prior to the Closing, such breach would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.3, as the case may be, to be satisfied.

(e)     By Futureworks if there has been a breach of any representation, warranty, covenant or agreement contained in the Futureworks Business Combination Agreement on the part of Greenrose and (i) Greenrose has not cured such breach within ten (10) Business Days after Futureworks delivers a written notice of such breach to Greenrose (provided, however, that no cure period shall be required for a breach which by its nature cannot be cured), and (ii) if not cured within such ten (10) Business Day period and at or prior to the Closing, such breach would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.2, as the case may be, to be satisfied.

(f)     By either Greenrose or Futureworks, if at any time prior to such time (i) trading in Greenrose Common Stock or other equity shall have been suspended by the SEC, Nasdaq or OTCQX, as applicable, or trading in securities generally on the New York Stock Exchange or the Nasdaq shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by Federal or Colorado State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of Greenrose, impractical or inadvisable to proceed with the Closing.

(g)    By Greenrose, if between the date of the Futureworks Business Combination Agreement and the Closing, a Futureworks Material Adverse Effect has occurred.

(h)    By Futureworks, if between the date hereof and the Closing, a Greenrose Material Adverse Effect has occurred.

(i)     By Futureworks, if Greenrose fails to consummate any of the Third Party Transactions on or prior to the Closing.

In the event of a valid termination of the Futureworks Business Combination Agreement, the Futureworks Business Combination Agreement shall become void and there shall be no liability or obligation on the part of Greenrose, FW Merger Sub or Futureworks, or their respective officers, directors or stockholders or affiliates or associates; provided, however, that Greenrose, FW Merger Sub and Futureworks shall each remain liable for any breaches of the Futureworks Business Combination Agreement prior to its termination; and provided further that, the provisions of Sections 5.4, 5.5, Article 9 and the applicable definitions set forth in Article 10 shall remain in full force and effect and survive any termination of the Futureworks Business Combination Agreement.

Amendment; Waiver and Extension of the Futureworks Business Combination Agreement

The Futureworks Business Combination Agreement may be amended, modified or supplemented by Greenrose, Futureworks and the Futureworks Members at any time prior to the Closing, and by Greenrose and the Futureworks Members at any time following the Closing (notwithstanding any stockholder or member approval); provided, however, that after approval of the transactions contemplated by the Futureworks Business Combination Agreement by Futureworks’ members, no amendment shall be made which pursuant to Applicable Laws requires further approval by such members without such further approval. The Futureworks Business Combination Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment thereto, signed by each of the parties thereto.

No failure or delay of a party in exercising any right or remedy under the Futureworks Business Combination Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties under the Futureworks Business Combination Agreement are cumulative and are not exclusive of any rights or remedies which such parties would otherwise have thereunder. Any agreement on the part of any party to the Futureworks Business Combination Agreement to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

Governing Law; Consent to Jurisdiction

The Futureworks Business Agreement, and any claim, controversy or dispute arising under or related to the Futureworks Business Agreement (whether based on contract, tort, equity or otherwise), shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of Delaware; provided, however, that any claims, controversies, or disputes related to the Cannabis Permits held by Futureworks shall be governed by and construed in accordance with the Applicable Laws of the State of Colorado, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of Colorado. All legal actions and proceedings arising out of or relating to the Futureworks Business Combination Agreement shall be heard and determined exclusively in any state or federal court sitting in the State of New York and agrees not to bring any action arising out of or relating to the Futureworks Business Combination Agreement or any of the transactions related thereto in any other court.

Background of the Futureworks Business Combination

On March 11, 2020, Paul Otto Wimer, Greenrose’s President and Chief Operating Officer had an introductory lunch meeting with Chris Schonbachler of Futureworks to discuss a potential transaction between Greenrose and Futureworks; Bill Riggs, consultant to Greenrose, was also in attendance. On March 18, 2020, Greenrose and Futureworks executed a non-disclosure agreement and Futureworks provided Greenrose with initial financial information. On March 27, 2020, the parties held a conference call to further discuss the financial information.

Between April 16, 2020 and April 24, 2020, Futureworks’ management held virtual tours of their facilities with members of Greenrose’s management. On May 4, 2020, Greenrose received from Futureworks an initial term sheet outlining the terms under which Greenrose proposed to acquire Futureworks, based on conversations between the two businesses. The term sheet provided for purchase price, split between cash and stock with revenue, EBITDA and net cash flow milestone requirements, as well as an earnout component to reflect growth anticipated in 2021 from the opening of a new manufacturing operation. The term sheet also addressed potential roles for Futureworks executives and potential salaries, as well as non-compete and non-solicitation obligations. The terms sheet also addressed the desired tax treatment for the acquired company.

On May 11, 2020, members of Greenrose’s management team held talks with representatives of Futureworks and another potential target with operations in five states, including Colorado, that Futureworks’ management had engaged with for several years about a potential business relationship.

On May 19, Greenrose shared an initial non-binding indication of interest with Futureworks and on May 22, 2020, members of Greenrose management and Futureworks management held a telephone conference to discuss the offer including purchase price split of consideration between cash and stock, key metrics for negotiated deal terms (revenue, EBITDA and GAAP cash flow positive for 2020), acquisition type, tax structure of the proposed merger. Between May 19, 2020 and June 26, 2020, members of Greenrose management and Futureworks management exchanged multiple email correspondence and held multiple telephone meetings to further discuss the indication of interest, as well as to review operational considerations.

Based upon the results of Greenrose’s initial due diligence and after extensive internal debate among Greenrose’s management team and further consultation with the board of directors, on June 26, 2020, Greenrose and Futureworks executed a non-binding indication of interest to acquire Futureworks, which included the following core terms:

•        $42,500,000 of total consideration, of which:

•        $17,500,000 in cash would be paid at Closing, and

•        shares of Greenrose Common Stock with a value of up to $25,000,000 based upon an agreed valuation of such shares, of which:

•        shares of Greenrose Common Stock with a value of up to $10,000,000 would be issued provided that Futureworks’ revenues for the 2020 calendar year was no less than $19,500,000;

•        shares of Greenrose Common Stock with a value of up to $15,000,000 would be issued provided that Futureworks’ [Ironton MIP’s business] meets an EBITDA target of $1,850,000 for the 2021 calendar year; provided, however, that if Futureworks EBITDA margin for the 2021 calendar year failed to meet a target of 18%, or if Futureworks fails to maintain a positive cash flow for the 2021 calendar year, no shares would be issued;

•        The transaction would be structured as a forward triangular merger, i.e. Futureworks would merge with and into a newly formed merger subsidiary of Greenrose, with the merger subsidiary being the surviving entity to ensure that Futureworks’ members could obtain tax-free treatment of the equity component of the purchase price; and

•        Futureworks’ members would enter into a Lock-Up Agreement with respect to the shares they receive as consideration, and Greenrose would provide Futureworks’ members wit/h registration rights with respect to such shares.

The letter of intent indicated that any transaction between the parties would be subject to ongoing due diligence and negotiation of an acceptable acquisition agreement and other transaction documents.

On June 30, 2020, Futureworks’ management provided Greenrose with an updated financial model, and described the anticipated impacts of the COVID pandemic on the full year’s results, bringing down 2020 projected revenue and EBITDA. During the months of July and August 2020, members of Greenrose’s management and members of Futureworks’ management held telephonic meetings with two other potential Greenrose targets with operations in Colorado; after further discussions the parties agreed not to pursue a transaction.

On August 20, 2020, Futureworks provided Greenrose and its advisors with access to its electronic data room and a thorough review of its contents was undertaken. On September 15, 2020, TKD forwarded an initial draft of the merger agreement to Husch Blackwell LLP (“Husch”), counsel for Futureworks, noting that it remained subject to ongoing due diligence. On September 23, 2020, Greenrose and Futureworks executed a letter agreement extending the exclusivity provision of the non-binding indication of interest to October 31, 2020. On October 1, 2020, Husch forwarded TKD an issues list for discussion purposes; on October 23, 2020, representatives of TKD and Husch held a conference call to discuss the merger agreement and other factors regarding the transaction, including whether all of Futureworks’ members meet the definition of an “accredited investor” and therefore the shares issuable to them could be issued in reliance on an exemption from the registration requirements of the Securities Act.

Between September and November 2020, representatives of Greenrose and Futureworks met telephonically weekly to discuss Futureworks’ operating performance, including the effects the COVID-19 pandemic had on the company’s revenues. These conversations ranged in content from review of current month operational progress to Futureworks’ MIP buildout and permitting approval timing, to local regulatory changes including potential home delivery in Aurora and Denver. On October 29, 2020, the parties held a conversation to discuss Futureworks’ audit process and a potential change to the timing of the calculation of the earnout that was contemplated to be based upon the 2021 calendar year, given slow permitting process. On November 19, 2020, Futureworks informed Greenrose, and provided financial support, that the company had exceeded $19,500,000 in revenue for the 2021 calendar year, which under the terms of the non-binding indication of interest would require Greenrose to issue to Futureworks’ members shares of Greenrose Common Stock with a value of up to $10,000,000. The parties agreed that the draft merger agreement would be revised to reflect that such shares would be issued at closing. On November 20, 2020, the parties executed a letter agreement extending the exclusivity period of the non-binding indication of interest.

On November 23, 2020, Husch forwarded TKD a markup to the merger agreement and on November 24, 2020, representatives of Greenrose, Futureworks, TKD and Husch held a conference call to discuss open items in the Futureworks Merger Agreement, including discussions about the method for determining the price per share of Greenrose stock to be issued, the status of Futureworks’ audit, and the status of Greenrose’s discussions with potential PIPE investors.

On December 1, 2020, management of Greenrose and Futureworks held a call to discuss delays in Futureworks’ audit, the need to remove Reagan Yeomans as a guarantor on any Futureworks loan for which she is a guarantor as a closing condition, the various equipment leases that Greenrose would pay off at closing and working capital thresholds. On December 2, 2020, representatives of Greenrose, Futureworks and Futureworks’ auditor held a telephonic conference call to discuss the process for carrying out a PCAOB level audit and the timeline for completing the audit for Futureworks’ 2019 and 2020 fiscal years. A subsequent telephonic conference call was held on December 9, 2020, to discuss the timeline for completing year end activities and addressing open issues.

On December 15, 2020, representatives of TKD and Husch held a conference call to discuss open items in the merger agreement and, following discussion with Greenrose management, on December 22, 2020, TKD provided Husch with a markup to the merger agreement. On January 5, 2021, Husch forwarded TKD an issues list highlighting items that remained outstanding and on January 6, 2021, representatives of TKD and Husch held a conference call to discuss the issues list. On January 12, 2021, Husch provided TKD with a markup to the merger agreement between January 13, 2021 and January 29, 2021, TKD held 4 telephone conferences and exchanged numerous email correspondence with members of Greenrose management to resolve the open items. On January 29, 2021, Husch provided TKD with an initial draft of Futureworks’ disclosure schedule to the Futureworks Merger Agreement. On February 4, 2021, TKD provided Husch with an initial draft of Greenrose’s disclosure schedule to the Futureworks Merger Agreement.

On February 17, 2021, representatives of Greenrose, Futureworks, TKD and Husch held a conference call to discuss open items in the merger agreement, including the inclusion of a reverse termination fee in the merger agreement in the event Greenrose consummates a transaction with any of Shango, Theraplant or True Harvest and chooses not to consummate a transaction with Futureworks, provided that Futureworks has met all of its conditions to closing. On February 18, 2021, management of Greenrose and Futureworks held a follow up conference call at which the parties agreed to a limited reverse termination fee and the price range for the shares to be issued at Closing would be valued using the 20-day VWAP prior to Closing for the shares of Greenrose stock to be at Closing and March 31, 2021, for the shares to be issued as earnout consideration. The parties agreed that the shares to be issued at closing would be subject to a minimum price per share of $12.00 and a maximum price per share of $15.00.

On February 23, 2021, Husch provided TKD with a further markup of the merger agreement. Between February 23, 2021 and March 12, 2021, Husch and TKD exchanged drafts of the various ancillary agreements to the merger agreement.

Between December 9, 2020 and March 22, 2021, management of Greenrose and Futureworks held weekly conference calls to discuss timing of the audit, operational considerations and post-closing employment of members of Futureworks’ management.

Between December 10, 2020 and March 12, 2021, Greenrose held 5 meetings with its board of directors to keep them apprised of the changes to Futureworks financial projections and the proposed changes to the consideration to be paid in connection with the transaction.

Related Agreements

This section describes certain additional agreements entered into or to be entered into pursuant to the Merger Agreements, but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the agreements.

[Registration Rights Agreement]

At the Closing, New [        ], the initial stockholders, including the Sponsor, and [        ] intend to enter into the Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”), pursuant to which, among other things, [        ]

PIPE Financing

Subscription Agreements

Concurrently with the execution of the Merger Agreements, Greenrose has entered into the Subscription Agreements, dated as of [        ], 2021, with each of the PIPE Investors, pursuant to which the PIPE Investors have agreed to subscribe for and purchase, and [        ] has agreed to issue and sell to the PIPE Investors, immediately prior to the Closing, an aggregate of [        ] shares of Greenrose Common Stock at a price of $[        ] per share, for aggregate gross proceeds of $[        ] million as well as $[        ] million in aggregate face amount of Greenrose promissory notes. The shares of [        ] Common Stock to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. Greenrose will grant the PIPE Investors certain registration rights in connection with the PIPE Financing. The PIPE Financing is contingent upon, among other things, the substantially concurrent Closing of a Qualified Business Combination.

The purpose of the PIPE Financing is to raise additional capital for use by the Post-Combinations Company following the Closing.

[Lock-Up Agreement]

In connection with the Closing, certain investors in the [Company] will agree, subject to certain exceptions, not to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, any shares of Greenrose Common Stock held by them immediately after the Effective Time, or issuable upon the exercise of options to purchase shares of Greenrose Common Stock held by them immediately after the Effective Time, or securities convertible into or exercisable or exchangeable for Greenrose Common Stock held by them immediately after the Effective Time, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such shares of Greenrose Common Stock or securities convertible into or exercisable or exchangeable for Greenrose Common Stock, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (the actions specified in clauses (i)-(iii), collectively, “Transfer”) until [180] days after the date of Closing. Thereafter until [          ] years after the Closing Date, [          ] will also agree not to Transfer more than 10% of the number of shares of Greenrose Common Stock held by him immediately after the Effective Time, or issuable upon the exercise of options to purchase shares of Greenrose Common Stock held by him immediately after the Effective Time].

Certain U.S. Federal Income Tax Considerations

The following is a discussion of certain U.S. federal income tax considerations for U.S. holders (as defined below) of our Common Stock and Non-U.S. holders (as defined below) of our Common Stock that, in either case, elect to have their Common Stock redeemed for cash if the Business Combinations are completed. This discussion is limited to holders that hold our Common Stock as a “capital asset” for U.S. federal income tax purposes (generally property held for investment) and purchased our Common Stock in the IPO. This summary is based on the provisions of the Code, U.S. Treasury regulations, administrative rules and judicial decisions, all as in effect on the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this section applies. We have not sought and will not seek any rulings from the IRS with respect to the statements made and the conclusions reached in the following discussion, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.

The following does not purport to be a complete analysis of all potential tax effects resulting from the completion of the Business Combinations that are associated with redemptions of our Common Stock or that apply to certain Non-U.S. holders who continue to hold shares of our Common Stock, and this discussion does not address all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their personal circumstances. In addition, this summary does not address the Medicare tax on certain investment income, U.S. federal estate or gift tax laws, any state, local or non-U.S. tax laws or any tax treaties. This summary also does not address tax considerations applicable to investors that may be subject to special treatment under the U.S. federal income tax laws, such as:

•        banks, insurance companies or other financial institutions;

•        tax-exempt or governmental organizations;

•        qualified foreign pension funds (or any entities all of the interests of which are held by a qualified foreign pension fund);

•        dealers in securities or foreign currencies;

•        persons whose functional currency is not the U.S. dollar;

•        “controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

•        traders in securities that use the mark-to-market method of accounting for U.S. federal income tax purposes;

•        persons subject to the alternative minimum tax;

•        partnerships or other pass-through entities for U.S. federal income tax purposes or holders of interests therein;

•        persons deemed to sell our Common Stock under the constructive sale provisions of the Code;

•        persons that acquired our Common Stock through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan;

•        real estate investment trusts;

•        regulated investment companies;

•        certain former citizens or long-term residents of the United States; and

•        persons that hold our Common Stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, upon the activities of the partnership and upon certain determinations made at the partner level. Accordingly, we urge partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding our Common Stock to consult their tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Material U.S. Federal Income Tax Considerations

This section is addressed to “U.S. holders” of our Common Stock. For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of our Common Stock that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust (a) the administration of which is subject to the primary supervision of a U.S. court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (b) which has made a valid election under applicable U.S. Treasury regulations to be treated as a United States person.

Redemption of Common Stock

In the event that a U.S. holder’s Common Stock is redeemed pursuant to the redemption provisions described in the section entitled “Special Meeting of Greenrose Stockholders — Redemption Rights,” the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Common Stock under Section 302 of the Code. If the redemption qualifies as a sale or other exchange of Common Stock, the U.S. holder will be treated as described under “— U.S. Federal Income Tax Considerations for U.S. Holders — Redemption of Common Stock — Gain or Loss on Redemption Treated as a Sale of Common Stock” below. If the redemption does not qualify as a sale of Common Stock, the U.S. holder will be treated as receiving a corporate distribution with the tax consequences described below under “U.S. Federal Income Tax Considerations for U.S. Holders — Redemption of Common Stock — Taxation of Redemption Treated as a Distribution.”

Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. holder (including any stock constructively owned by the U.S. holder as a result of owning warrants) relative to all of our shares of stock outstanding both before and after the redemption. The redemption of a U.S. holder’s Common Stock generally will be treated as a sale of such Common Stock (rather than as a corporate distribution) if the redemption (a) is “substantially disproportionate” with respect to the U.S. holder, (b) results in a “complete termination” of the U.S. holder’s interest in us or (c) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock owned directly by the U.S. holder, but also shares of our stock that are treated as constructively owned by the U.S. holder. In addition to stock actually owned by a U.S. holder, such U.S. holder may also be treated as constructively owning stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option, which would generally include Common Stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately following the redemption of Common Stock must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately before the redemption. There will be a complete termination of a U.S. holder’s interest if either (a) all of the shares of our Common Stock actually and constructively owned by the U.S. holder are redeemed or (b) all of the shares of our Common Stock actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. holder does not constructively own any other stock. Finally, the redemption of a U.S. holder’s Common Stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. holder should consult with its own tax advisors as to the tax consequences of electing to have Common Stock redeemed for cash.

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution, and the tax effects will be as described under “Taxation of Redemption Treated as a Distribution” below. After the application of those rules, any remaining tax basis of the U.S. holder in the redeemed Common Stock will be added to the U.S. holder’s adjusted tax basis in its remaining stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Gain or Loss on Redemption Treated as a Sale of Common Stock.    If the redemption qualifies as a sale of Common Stock, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between (a) the amount of cash received in such redemption and (b) the U.S. holder’s adjusted tax basis in its Common Stock redeemed. A U.S. holder’s adjusted tax basis in its Common Stock generally will equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder that were treated as a return of capital for U.S. federal income tax purposes. Any capital gain or loss recognized with respect to a redemption generally will be long-term capital gain or loss if the U.S. holder held the Common Stock redeemed for more than one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Taxation of Redemption Treated as a Distribution.    If the redemption does not qualify as a sale of Common Stock, the U.S. holder will generally be treated as receiving a distribution of cash from Greenrose. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Common Stock and will be treated as described under “— U.S. Federal Income Tax Considerations for U.S. Holders — Redemption of Common Stock — Gain or Loss on Redemption Treated as a Sale of Common Stock” above.

Dividends we pay to a U.S. holder that is a corporation for U.S. federal income tax purposes generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Common Stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

The rules governing the tax treatment of redemptions are complex and the determination of whether a redemption will be treated as a sale of the Common Stock or as a distribution with respect to such stock is made on a holder-by-holder basis. U.S. holders of our Common Stock considering the exercise of their redemption rights are encouraged to consult their own tax advisors as to whether the redemption of their Common Stock will be treated as a sale or as a distribution under the Code.

Information Reporting and Backup Withholding

Any dividends paid to a Non-U.S. holder (including constructive dividends received pursuant to a redemption of our Common Stock) must be reported annually to the IRS and to the Non-U.S. holder. Copies of these information returns may be made available to the tax authorities in the country in which the Non-U.S. holder resides or is established. Any dividends paid to a Non-U.S. holder (including constructive dividends received pursuant to a redemption of our Common Stock) generally will not be subject to backup withholding if the Non-U.S. holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable or successor form).

Payments of the proceeds of the sale or other disposition by a Non-U.S. holder of our Common Stock effected by or through a U.S. office of a broker generally will be subject to information reporting and backup withholding (at the applicable rate) unless the Non-U.S. holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable or successor form) and certain other conditions are met. Information reporting and backup withholding generally will not apply to any payment of the proceeds from a sale or other disposition of our Common Stock effected outside the United States by a non-U.S. office of a broker. However, unless such broker has documentary evidence in its records that the Non-U.S. holder is not a

United States person and certain other conditions are met, or the Non-U.S. holder otherwise establishes an exemption, information reporting will apply to a payment of the proceeds of the disposition of our Common Stock effected outside the United States by such a broker if it has certain relationships within the United States.

Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability (if any) of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS ARE ENCOURAGED TO CONSULT THEIR TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF SUCH A REDEMPTION, INCLUDING THE EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.

Vote Required for Approval

Adoption and approval of this proposal (and consequently the Business Combination Agreements and the transactions contemplated thereby, including the Business Combinations) requires the affirmative vote of a majority of the vote cast by Greenrose stockholders present in person (which means presence at the virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the outcome of the proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE BUSINESS COMBINATIONS PROPOSAL.

PROPOSAL NO. 3 — NASDAQ PROPOSAL

Overview

Assuming the Business Combinations Proposal is approved, a portion of the consideration to be paid to stockholders in connection with the Business Combinations will consist of [            ].

As contemplated by the Incentive Plan Proposal, we intend to reserve [            ] shares of Common Stock for grants of awards under the Incentive Plan. For more information on the Incentive Plan Proposal, please see the section entitled “Proposal No. 7 — The Incentive Plan Proposal.”

Vote Required for Approval

The approval of the Nasdaq Proposal requires the affirmative vote of holders of at least a majority of the votes cast by holders of outstanding shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Failure to vote by proxy or to vote in person at the Special Meeting, abstentions and broker non-votes will have no effect on the Business Combinations Proposal.

Why the Company Needs Stockholder Approval

We are seeking stockholder approval in order to comply with Nasdaq Listing Rules 5635(a) and (d).

Under Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of common stock or other securities convertible into or exercisable for common stock, in connection with the acquisition of the stock or assets of another company, if such securities are not issued in a public offering and (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities, or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of such securities. Collectively, the Company may issue 20% or more of our outstanding Common Stock or securities representing 20% or more of the voting power, in each case outstanding before the issuance, pursuant to the issuance of Common Stock in connection with the Business Combinations. In addition, the Company intends to reserve for issuance shares of Common Stock for potential future issuances of Common Stock under the Incentive Plan.

Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement, if the number of shares of common stock (or securities convertible into or exercisable for common stock) to be issued equals to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance.

Effect of Proposal on Current Stockholders

If the Nasdaq Proposal is adopted, and assuming the Business Combinations Proposal, the Charter Approval Proposal and the Incentive Plan Proposal are also approved, approximately (i) [            ] shares of Common Stock will be issued pursuant to the terms of the Business Combination Agreements. Further, [3,000,000] shares of Common Stock will be reserved for grants of awards under the Incentive Plan. The issuance of such shares would result in significant dilution to our stockholders, and would afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE NASDAQ PROPOSAL.

The existence of financial and personal interests of one or more of Greenrose’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what they may believe is in the best interests of Greenrose and its stockholders and what they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section titled “The Business Combinations Proposal  — Interests of Greenrose’s Directors and Officers in the Business Combinations” for a further discussion.

PROPOSAL NO. 4 — THE CHARTER PROPOSALS

PROPOSAL NO. 4A — THE SHARE INCREASE PROPOSAL

PROPOSAL NO. 4B. — THE UNSUITABLE PERSON REDEMPTION PROPOSAL

PROPOSAL NO. 4C — TRANSITION TO OPERATING COMPANY CHARTER AMENDMENT

PROPOSAL NO. 4D. — NAME CHANGE PROPOSAL

Overview

In connection with the Business Combinations, Greenrose is asking its stockholders to approve the adoption of the Proposed Charter, in the form attached hereto as Annex A. If the Business Combinations and the Charter Amendment Proposal are approved, the Proposed Charter would replace the Current Charter.

Comparison of Current Charter to Proposed Charter

The following sets forth a summary of the key changes effected by the Proposed Charter relative to the Current Charter. This summary is qualified in its entirety by reference to the full text of the Proposed Charter, a copy of which is included as Annex A. All stockholders are encouraged to read the proposed Greenrose Acquisition Corp. amended and restated certificate of incorporation in its entirety for a more complete description of its terms.

•        increase the total number of shares of Common Stock, par value $0.0001 per share, that Greenrose is authorized to issue from 70,000,000 to [150,000,000] (the “Share Increase Proposal”);

•        include a provision to allow for the redemption of Greenrose Common Stock from shareholders who are deemed unsuitable and would make Greenrose ineligible to obtain a cannabis license (the “Unsuitable Person Redemption Proposal”);

•        change the stockholder vote required to amend certain provisions contained in the Proposed Charter relating to Greenrose’s transition to an operating Company upon completion of the Qualified Business Combination (the “Transition to Operating Company Charter Amendment Proposal”) and

•        change “Greenrose Acquisition Corp.’s name to “The Greenrose Holding Company Inc.” (the “Corporate Name Change Proposal”).

Each of the amendments above is referred to as a “Charter Amendment” and collectively, the “Charter Amendments.”

•        Overview

•        The following sets forth a summary of the key changes effected by the Proposed Charter relative to the Current Charter. This summary is qualified in its entirety by reference to the full text of the Proposed Charter, a copy of which is included as Annex A. All stockholders are encouraged to read the proposed Greenrose Acquisition Corp. amended and restated certificate of incorporation in its entirety for a more complete description of its terms.

•        Assuming the Business Combinations Proposal is approved, our stockholders are also being asked to approve certain amendments to our current amended and restated certificate of incorporation, which are, in the judgment of our Board, necessary to adequately address the needs of the Post-Combinations Company.

•        The additional amendments effect the following:

•        increase the total number of shares of Common Stock, par value $0.0001 per share, that Greenrose is authorized to issue from 70,000,000 to 150,000,000;

•        include a provision to allow for the redemption of Greenrose Common Stock from shareholders who are deemed unsuitable and would make Greenrose ineligible to obtain a cannabis license;

•        change the stockholder vote required to amend certain provisions contained in the Proposed Charter relating to Greenrose’s transition to an operating Company upon completion of the Qualified Business Combination and

•        change “Greenrose Acquisition Corp.’s name to “The Greenrose Holding Company Inc.”.

•        Reasons for the Amendments

•        These additional amendments to the amended and restated certificate of incorporation of the Post-Combinations Company and the reasons for each of them are:

Proposal 4A:

Amending Article IV to change the number of authorized shares is necessary to provide for the greater number of authorized shares of capital stock that is desirable to have sufficient shares to complete the Business Combinations, PIPE Financing, and to have additional authorized shares for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. Specifically, it is intended to (i) accommodate the issuance of shares of Greenrose Common Stock as part of the consideration in the Business Combinations and (ii) provide flexibility for future issuances of shares of Greenrose Common Stock if determined by Greenrose Board to be in the best interests of Greenrose after the consummation of the Business Combinations without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

Proposal 4B:

Inserting Article [ELEVENTH] to allow for the redemption of Greenrose Common Stock from shareholders who are deemed unsuitable and would make Greenrose ineligible to obtain or retain a cannabis license (the “Unsuitable Person Redemption Proposal”). This amendment is advisable to prevent any potential challenge to maintaining State licenses in the event an officer or director if Greenrose is deemed unsuitable under applicable law.

Proposal 4C:

Amending Article FIFTH to change the stockholder vote required to amend certain provisions of the post-Business Combinations’ Proposed Charter. This is advisable because upon consummation of Business Combinations in accordance with our Amended and Restated Certificate of Incorporation, Greenrose will become an operating company to which such the supermajority voting provision of Article FIFTH would no longer apply.

•        Deleting Article FIFTH to eliminate provisions specific to our status as a blank check company. This deletion is desirable because these provisions will serve no purpose following the consummation of the Business Combinations. For example, these proposed amendments remove the requirement to dissolve the Company and allow it to continue as a corporate entity with perpetual existence following consummation of the Business Combinations. Perpetual existence is the usual period of existence for corporations, and the Board believes it is the most appropriate period for the Post-Combinations Company following the Business Combinations. In addition, certain provisions in Article FIFTH of our Charter require that proceeds from the Company’s IPO be held in the Trust Account until a business combination or liquidation of the Company has occurred. These provisions would become inapplicable upon consummation of Business Combinations in compliance with our existing Amended and Restated Certificate of Incorporation.

Proposal 4D:

Amending Article I to change the Post-Combinations Company’s name to “The Greenrose Holding Company, Inc.” Currently, the Company’s name is Greenrose Acquisition Corp. The Board believes the name of the Post-Combinations Company should more closely align with the name of the existing operating business and therefore has proposed the name change.

•        Comparison of Current Amended and Restated Certificate of Incorporation to Proposed Second Amended and Restated Certificate of Incorporation

The following table sets forth a summary of the changes proposed to be made between our current amended and restated certificate of incorporation and our proposed Second Amended and Restated Certificate of Incorporation. This summary is qualified by reference to the complete text of the proposed Second Amended and Restated Certificate of Incorporation, a copy of which is attached to this proxy statement as Annex E. Capitalized terms used in the summary set forth in the table below have the meaning set forth in the current amended and restated certificate of incorporation and the proposed Second Amended and Restated Certificate of Incorporation, as applicable.

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation
ARTICLE I	The current amended and restated certificate of incorporation provides as follows:	Article I shall be revised and restated in its entirety as follows:
	ARTICLE I NAME	ARTICLE I NAME
	The name of the corporation is Greenrose Acquisition Corp. (the “Corporation”).	The name of the corporation is The Greenrose Holding Corp., Inc. (the “Corporation”)
ARTICLE II	The current amended and restated certificate of incorporation provides as follows:	Article II shall be revised and restated in its entirety as follows:
ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, a Business Combination (as defined below).

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.
ARTICLE IV	The current amended and restated certificate of incorporation provides as follows:	Article IV shall be revised and restated in its entirety as follows:

The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 71,000,000 of which 70,000,000 shares shall be Common Stock of the par value of $0.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share.

A. Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the DGCL. The number of authorized shares of Preferred Stock may be increased or decreased

The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 151,000,000 of which 150,000,000 shares shall be Common Stock of the par value of $0.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share.

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

(but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation. B. Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

	The current amended and restated certificate of incorporation provides as follows:	Article V shall be deleted in its entirety
ARTICLE V

The introduction and the following provisions (A) through (J) of this Article Fifth shall apply during the period commencing upon the filing of this Certificate of Incorporation and terminating upon the consummation of any “Business Combination” and no amendment to this Article Fifth shall be effective during the “Target Business Acquisition Period” unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding shares of Common Stock. Notwithstanding the foregoing, if the Corporation seeks to amend any of the foregoing provisions other than in connection with a Business Combination, the Corporation will provide holders of IPO Shares (defined below) with the opportunity to convert their IPO Shares in connection with any such vote as described below. The “Target Business Acquisition Period” shall mean the period from the effectiveness of the registration statement on Form S-1 (“Registration Statement”) filed with the Securities and Exchange Commission (“Commission”) in connection with the Corporation’s initial public offering (“IPO”) up to and including the first to occur of (a) a Business Combination or (b) the Termination Date (defined below).

A “Business Combination” shall mean any merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination involving the Corporation and one or more businesses or entities (“Target Business” or “Target Businesses”). The Target Business or Target

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

Businesses acquired in the Business Combination must together have a fair market value of at least 80% of the assets held in the Trust Account (defined below), excluding taxes payable on the income earned on the Trust Account, at the time of the signing of the definitive agreement governing the terms of the initial Business Combination. If the Corporation acquires less than 100% of the equity interests or assets of a Target Business, the portion of such Target Business that the Corporation acquires is what will be valued for purposes of the 80% fair market value test.

The “fair market value” for purposes of this Article Fifth will be determined by the Board of Directors of the Corporation based upon one or more standards generally accepted by the financial community (such as actual and potential sales, earnings, cash flow and/or book value). If the Board of Directors is unable to independently determine the fair market value of the Target Business, the Corporation will obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, with respect to the satisfaction of such criteria.

A. Prior to the consummation of any Business Combination, the Corporation shall either (i) submit such Business Combination to its stockholders for approval (“Proxy Solicitation”) pursuant to the proxy rules promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) or (ii) provide all holders of its Common Stock with the opportunity to sell their shares to the Corporation, effective upon consummation of such Business Combination, for cash through a tender offer (“Tender Offer”) pursuant to the tender offer rules promulgated under the Exchange Act.

B. If the Corporation engages in a Proxy Solicitation in connection with any proposed Business Combination, the Corporation will consummate such Business Combination only if a majority of the then outstanding shares of Common Stock present and entitled to vote at the meeting to approve the Business Combination are voted for the approval of such Business Combination.

C. In the event that a Business Combination is approved in accordance with the above paragraph (B) and is consummated by the Corporation, any holder of shares of Common Stock sold in the IPO (the “IPO Shares”) may demand that the Corporation convert his IPO Shares into

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

cash. If so demanded, the Corporation shall, promptly after consummation of the Business Combination, convert such shares into cash at a per share price equal to the quotient determined by dividing (i) the amount then held in the Trust Account including any interest earned on the funds held in the Trust Account net of interest that may be used by the Company to pay its franchise and income taxes payable, calculated as of two Business Days prior to the consummation of the Business Combination, by (ii) the total number of IPO Shares then outstanding (such price being referred to as the “Conversion Price”). “Trust Account” shall mean the trust account established by the Corporation at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO and simultaneous private placement is deposited, all as described in the Registration Statement. The Corporation may require any holder of IPO Shares who demands that the Corporation convert such IPO Shares into cash to either tender such holder’s certificates to the Corporation’s transfer agent at any time prior to the vote taken at the stockholder meeting relating to such Business Combination or to deliver their shares to the transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System at any time prior to the vote taken at the stockholder meeting relating to such Business Combination, with the exact timing of the delivery of the IPO Shares to be set forth in the proxy materials relating to such Business Combination.

D. If the Corporation engages in a Tender Offer, the Corporation shall file tender offer documents with the Commission which will contain substantially the same financial and other information about the Business Combination as is required under the proxy rules promulgated under the Exchange Act and that would have been included in any proxy statement filed with the Commission in connection with a Proxy Solicitation, even if such information is not required under the tender offer rules promulgated under the Exchange Act. The per-share price at which the Corporation will repurchase the IPO Shares in any such Tender Offer shall be equal to the Conversion Price. The Corporation shall not purchase any shares of Common Stock other than IPO Shares in any such Tender Offer.

E. The Corporation will not consummate any Business Combination unless it has net tangible assets of at least $5,000,001 upon consummation of such Business Combination.

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

F. In the event that the Corporation has not consummated an initial Business Combination within 18 months from the closing of the IPO, the Board may extend the period of time to consummate an initial Business Combination by up to an additional 3 months (the “Extension”), for a total of 21 months to consummate an initial Business Combination (the latest such date being referred to as the “Termination Date”); provided that (i) the Corporation’s sponsor (or its affiliates or designees) has deposited into the Trust Account $495,000 (or $569,250 if the underwriters’ over-allotment option is exercised in full) for each one month period and (ii) the procedures relating to the Extension, as set forth in the Trust Agreement, have been complied with. In the event that the Corporation has not consummated an initial Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the IPO Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which shall be net of taxes payable), by (B) the total number of then outstanding IPO Shares, which redemption will completely extinguish rights of the holders of IPO Shares (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

G. A holder of IPO Shares shall be entitled to receive distributions from the Trust Fund only in the event (i) he demands conversion of his shares in accordance with paragraph C above in connection with any Proxy Solicitation, (ii) he sells his shares to the Corporation in accordance with paragraph D above in connection with any Tender Offer, (iii) that the Corporation has not consummated a Business Combination by the Termination Date or (iv) the Corporation seeks to amend the provisions of this Article Fifth prior to the consummation of a Business Combination. In no other circumstances shall a holder of IPO Shares have any right or interest of any kind in or to the Trust Fund.

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

H. Unless and until the Corporation has consummated its initial Business Combination as permitted under this Article Fifth, the Corporation may not consummate any other business combination transaction, whether by merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, transaction or otherwise. The Corporation shall not consummate a Business Combination with an entity that is affiliated with any of the Corporation’s officers, directors or sponsors unless the Corporation has obtained an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that such a Business Combination is fair to the Company from a financial point of view and a majority of the Corporation’s disinterested independent directors approve such Business Combination.

I. After consummation of the IPO and prior to a Business Combination, the Board of Directors may not authorize the issuance (i) any shares of Common Stock or any securities convertible into Common Stock; or (ii) any securities which participate in or are otherwise entitled in any manner to any of the proceeds in the Trust Account or which vote as a class with the Common Stock on any matter.

J. The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be fixed exclusively by the Board of Directors and shall be as nearly equal as possible. The directors in Class A shall be elected for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the DGCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

removal of directors for cause, may be filled only by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

ARTICLE XI		Article XI provides a new provision to be included in the Certificate of Incorporation provides as follows:
ARTICLE IX CORPORATE OPPORTUNITY

The Securities Owned or Controlled by an Unsuitable Person or an Affiliate of an Unsuitable Person shall be redeemable by the Company or the applicable Affiliated Company, out of funds legally available therefor, as directed by a Cannabis Licensing Authority and, if not so directed, as and to the extent deemed necessary or advisable by the Board of Directors, in which event the Company shall deliver a Redemption Notice to the Unsuitable Person or its Affiliate and shall redeem or purchase or cause one or more Affiliated Companies to purchase the Securities on the Redemption Date and for the Redemption Price set forth in the Redemption Notice. From and after the Redemption Date, such Securities shall no longer be deemed to be outstanding, such Unsuitable Person or Affiliate of such Unsuitable Person shall cease to be a stockholder, member, partner or owner, as applicable, of the Company and/or Affiliated Company with respect to such Securities, and all rights of such Unsuitable Person or Affiliate of such Unsuitable Person in such Securities, other than the right to receive the Redemption Price, shall cease. In accordance with the requirements of the Redemption Notice, such Unsuitable Person or its Affiliate shall surrender the certificate(s), if any, representing the Securities to be so redeemed.

Each of the amendments above is referred to as a “Charter Amendment” and collectively, the “Charter Amendments.”

Pursuant to the terms of the Merger Agreements, upon the Closing of the Business Combinations, Greenrose Acquisition Corp.’ bylaws will be amended and restated promptly to:

•        reflect necessary changes and to be consistent with the proposed Charter Amendments described herein; and

•        make certain other changes that the board of directors of Greenrose Acquisition Corp. deems appropriate for a public operating company.

Reasons for the Charter Amendments

In the judgment of the Greenrose Board, the Proposed Charter is necessary to address the needs of the Post-Combinations Company. Each of these amendments were negotiated as part of the Business Combinations. In particular:

•        The name change amendment is necessary because the Board believes the name of the Post-Combinations Company should more closely align with the name of the Post-Combinations Company’s operating business and therefore has proposed to change our corporate name from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.”;

•        The amendment to provide that the purpose of the Post-Combinations Company is “to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware” is appropriate to remove language applicable to a blank check company. This is because the provisions that relate to the operation of Greenrose as a blank check company prior to the consummation of its initial business combination will not be applicable to Greenrose (such as the obligation to dissolve and liquidate if a business combination is not consummated in a certain period of time).

•        The amendment to provide for the greater number of authorized shares of capital stock is desirable for Greenrose to have sufficient shares to complete the Business Combinations and have additional authorized shares for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. Specifically, it is intended to (i) accommodate the issuance of shares of Greenrose Common Stock as part of the consideration in the Business Combinations and (ii) provide flexibility for future issuances of shares of Greenrose Common Stock if determined by the Greenrose Board to be in the best interests of Greenrose after the consummation of the Business Combinations without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

•        The amendment regarding Unsuitable Persons is necessary because to obtain or retain licenses in compliance with certain state regulatory frameworks, the ability to remove Unsuitable Persons is required. The Board unanimously recommends an amendment to our Amended and Restated Certificate of Incorporation, as amended, to provide:

“The Securities Owned or Controlled by an Unsuitable Person or an Affiliate of an Unsuitable Person shall be redeemable by the Company or the applicable Affiliated Company, out of funds legally available therefor, as directed by a Cannabis Licensing Authority and, if not so directed, as and to the extent deemed necessary or advisable by the Board of Directors, in which event the Company shall deliver a Redemption Notice to the Unsuitable Person or its Affiliate and shall redeem or purchase or cause one or more Affiliated Companies to purchase the Securities on the Redemption Date and for the Redemption Price set forth in the Redemption Notice. From and after the Redemption Date, such Securities shall no longer be deemed to be outstanding, such Unsuitable Person or Affiliate of such Unsuitable Person shall cease to be a stockholder, member, partner or owner, as applicable, of the Company and/or Affiliated Company with respect to such Securities, and all rights of such Unsuitable Person or Affiliate of such Unsuitable Person in such Securities, other than the right to receive the Redemption Price, shall cease. In accordance with the requirements of the Redemption Notice, such Unsuitable Person or its Affiliate shall surrender the certificate(s), if any, representing the Securities to be so redeemed.”

Pursuant to the terms of the Business Combination Agreements, upon the closing of the Business Combinations, Greenrose Acquisition Corp.’ bylaws will be amended and restated promptly to:

•        reflect necessary changes and to be consistent with the proposed Charter Amendments described herein; and

•        make certain other changes that the board of directors of Greenrose Acquisition Corp. deems appropriate for a public operating company.

Vote Required For Approval

Except for the Name Change Proposal, approval of the Charter Amendment Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock present and entitled to vote at the Special Meeting. The Name Change Proposal vote is advisory under Delaware law, and the Name Change Proposal will be approved at the Special Meeting. Abstentions and broker non-votes have the same effect as a vote against the proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE CHARTER AMENDMENTS IN THE CHARTER AMENDMENT PROPOSAL.

The existence of financial and personal interests of one or more of Greenrose’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what they may believe is in the best interests of Greenrose and its stockholders and what they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section titled “The Business Combinations Proposal  — Interests of Greenrose’s Directors and Officers in the Business Combinations” for a further discussion.

PROPOSAL NO. 5 — THE ACCOUNTANT PROPOSAL

Overview

Our Board of Directors is committed to the quality, integrity and transparency of the Company’s financial reports. Independent auditors play an important part in our system of financial control. The Board is asking stockholders in this proposal to ratify the selection of Macias Gini & O’Connell, LLP (“MGO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The proposed new accounting firm performed audits of three of the companies proposed for approval in the Business Combinations Proposal. The Company believes the proposed new accountant is well positioned based on such experience to serve as the Company’s independent auditor after consummation of the Business Combinations. On [            ], 2021, the Audit Committee approved the dismissal of Marcum LLP (“Marcum”), which had served as our independent registered public accounting firm since 2019, and approved the appointment of MGO. This change in auditors was not the result of disagreements with Marcum with respect to accounting principles, financial statement disclosures, or auditing scope or procedures.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on [            ], 2021, on [            ], 2021, our Audit Committee approved the dismissal of Marcum as the Company’s independent registered public accounting firm and approved the engagement of MGO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and to prepare a report on such audit. On [          ], 2021, MGO completed its standard client acceptance procedures and executed an engagement letter, formally accepting the engagement to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The reports of Marcum LLP on the Company’s consolidated financial statements as of and for the Company’s period ended December 31, 2020 contained an explanatory paragraph relating to our ability to continue as a going concern. Other than this report modification, the reports of Marcum LLP on our financial statements as of and for period ended December 31, 2020 and December 31, 2019 did not contain any adverse opinion or disclaimer of opinion, and were not modified as to other uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through [March 31], 2021, (i) there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, any of which, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in connection with its reports; and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

A representative of MGO is not expected to be present at the Special Meeting but will be available by telephone and will have an opportunity to make a statement if he or she desires to do so and respond to appropriate questions. During the fiscal years ended December 31, 2020 and 2019 and through the date of the Audit Committee’s decision, the Company did not consult MGO regarding either the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the registrant’s financial statements; or any matter that was either the subject of a disagreement or a reportable event, a defined in Item 304(a)(1)(iv) or (a)(1)(v) of Regulation S-K.

Fees Billed to Company by Independent Registered Public Accounting Firm

The following is a summary of fees paid or to be paid to Marcum LLP, or Marcum, for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2020 and for the period from August 26, 2019 (inception) through December 31, 2019 totaled $53,045 and $36,807, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the year ended December 31, 2020 and for the period from August 26, 2019 (inception) through December 31, 2019.

Tax Fees.    We did not pay Marcum for tax planning and tax advice for the year ended December 31, 2020 and for the period from August 26, 2019 (inception) through December 31, 2019.

All Other Fees.    We did not pay Marcum for other services for the year ended December 31, 2020 and for the period from August 26, 2019 (inception) through December 31, 2019.

The Board of Directors has reviewed the services provided by Marcum during the fiscal year ended December 31, 2020, and the amounts billed for such services. After consideration, the Board of Directors has determined that the receipt of these fees by Marcum is compatible with the provision of independent audit services. The Audit Committee has discussed these services and fees with Marcum management to determine that they are appropriate under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as under guidelines of the PCAOB and American Institute of Certified Public Accountants.

Pre-Approval Policies and Procedures

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm. The Audit Committee has established a policy for pre-approving the services provided by our independent registered public accounting firm in accordance with the auditor-independence rules of the SEC. This policy requires the review and pre-approval by the Audit Committee (or the full Board of Directors) of all audit and permissible non-audit services provided by our independent registered public accounting firm and an annual review of the financial plan for audit fees. During Fiscal 2019 and 2020, 100% of the audit-related and tax services provided by our independent registered public accounting firm were pre-approved by our Audit Committee in conformity with its pre-approval policy.

To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent registered public accounting firm and the related estimated fees for such services, as well as the nature and extent of specific types of audit related, tax and other non-audit services to be provided by our independent registered public accounting firm.

Vote Required for Approval

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting will be required to ratify the selection of MGO. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF MGO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

The existence of financial and personal interests of one or more of Greenrose’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what they may believe is in the best interests of Greenrose and its stockholders and what they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section titled “The Business Combinations Proposal  — Interests of Greenrose’s Directors and Officers in the Business Combinations” for a further discussion.

PROPOSAL NO. 6 — THE DIRECTOR ELECTION PROPOSAL

Overview

Assuming the Business Combinations Proposal, Nasdaq and the Charter Approval Proposal are approved at the Special Meeting, stockholders are being asked to elect two directors to our Board, effective upon the closing of the Business Combinations, as follows. Our Board is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term; provided, however, that the term of office of the first class of directors, consisting of Steven Cummings and John Falcon, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Thomas Megale and John Torrance III, will expire at the second annual meeting. The term of office of the third class of directors, consisting of William F. Harley III, Daniel Harley and Brendan Sheehan, will expire at the third annual meeting, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

Our Board has nominated Steven Cummings and John Falcon to serve as Class A directors, Thomas Megale and John (Jack) Torrance III to serve as Class B directors and Messrs. William F. Harley III, Daniel Harley and Brendan Sheehan to serve as Class C directors. The following sets forth information regarding each nominee, which includes information furnished by them as to their principal occupations for the last five years, certain other directorships held by them, and their ages as of the date of this Proxy Statement:

Steven Cummings has served as a member of our Board of Directors since October 2019. Since 2017 Mr. Cummings has served as the Vice President of Business Development Munitions and Government of Day & Zimmermann, a privately held company in the fields of construction, engineering, staffing and ammunition manufacture, operating out of 150 locations worldwide. From 2016 through 2017, Mr. Cummings was the President of Chemring Group US, and a member of its United States board of directors, and Chemring Sensors and Electronic Systems. In this capacity, Mr. Cummings had profit and loss responsibility for Chemring’s wide range of critical and lifesaving chemical, biological, and improvised explosive device (IED) detection systems. Beginning in 2015, Mr. Cummings was the Chemring Group Vice President of Global Business Development and prior to that, Vice President of Business Development for North America responsible for customer relations and growing the business. Prior to entering private industry, Mr. Cummings had a distinguished 28-year career in the US Army retiring at the rank of Colonel. Mr. Cummings served in a number of significant Army leadership positions including Project Manager Close Combat Systems at PEO Ammunition, where he was responsible for procurement and management of more than 200 ammunition items and counter-IED equipment. He also personally led the training teams that were fielding that equipment in Afghanistan in 2011. Mr. Cummings holds multiple educational degrees, including a BS from the US Military Academy at West Point, a Master of Business Administration from Clemson University and a Master’s Degree in Strategic Studies from the US Army War College. Mr. Cummings’ military awards include the Defense Superior Service Medal, two awards of the Legion of Merit, the Bronze Star for service in Afghanistan, the Army Staff Identification Badge and Airborne wings.

We believe Mr. Cummings is well-qualified to serve as a member of the board due to his business experience serving in prominent leadership roles in both the private and public sectors as well as his business contacts.

John Falcon has served as our Chairman since October 2019. He has over 40 years of experience working with manufacturing and automotive industries and has helped turn around numerous underperforming companies. From 2014 to 2017 Mr. Falcon served as the President & Chief Executive Officer of U.S. Manufacturing Corporation, a provider of critical axle components with approximately $400M of revenue and 1,500 employees. During his time at U.S. Manufacturing, Mr. Falcon oversaw the reorganization of the company and prepared it for a sale. From 2011 through 2017, Mr. Falcon has also served as the Chairman, President and Chief Executive Officer of JAC Products Inc., a global leader of roof racking systems with approximately $400M of revenue and 1,250 employees. At JAC Products Mr. Falcon took the company’s business from a deficit to achieving record margins and assisted in the sale of the company in 2016. From 2009 through 2010, he served as the Chairman, President, Chief Operating Officer and Co-Founder of Bannon Automotive, one of the world’s premiere sellers of electric cars. Mr. Falcon was instrumental in all aspects of technical and operational activities, including the sale of the company to a large Indian multinational corporation. Mr. Falcon has served on the board of directors of several public and private companies, including Huntingdon International Holdings and Shiloh Industries, both of which are traded on Nasdaq and currently serves on the board of directors of Beacon and Bridges, a private company and is a member of the operations group of Center Rock Capital Partners, LP, a private equity firm. Mr. Falcon earned his BA from Muskingum College, where he majored in Communications and minored in Economics.

We believe Mr. Falcon is well-qualified to serve as a member of our board of directors due to his business experience as well as business contacts and relationships.

Following consummation of the Business Combinations, the election of directors of Greenrose will be governed by its governing documents and the laws of the State of Delaware.

Vote Required for Approval

If a quorum is present, directors are elected by a plurality of the votes cast, in person or by proxy. This means that the board of director nominees who receive the most affirmative votes will be elected. Votes marked “FOR” a nominee will be counted in favor of that nominee. Proxies will have full discretion to cast votes for other persons in the event any nominee is unable to serve. Failure to vote by proxy or to vote in person at the Special Meeting, abstentions and broker non-votes will have no effect on the vote.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR
STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE TWO DIRECTOR
NOMINEES TO THE BOARD OF DIRECTORS IN THE DIRECTOR ELECTION PROPOSAL.

The existence of financial and personal interests of one or more of Greenrose’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what they may believe is in the best interests of Greenrose and its stockholders and what they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section titled “The Business Combinations Proposal  — Interests of Greenrose’s Directors and Officers in the Business Combinations” for a further discussion.

PROPOSAL NO. 7 — INCENTIVE PLAN PROPOSAL

Overview

In connection with the Business Combinations, our Board recommends that the stockholders approve the Greenrose 2021 Incentive Plan. The following is a summary of certain terms and conditions of the Greenrose 2021 Incentive Plan. This summary is qualified in its entirety by reference to the Greenrose 2021 Incentive Plan, which is attached as Annex G to this proxy statement. You are encouraged to read the entirety of the Greenrose 2021 Incentive Plan.

Summary of the Incentive Plan

The purpose of the Greenrose 2021 Incentive Plan is to provide a means whereby the Post-Combinations Company can align the long-term financial interests of its employees, directors, consultants and advisors with the financial interests of its stockholders. In addition, the Board believes that the ability to grant restricted stock units, stock options and other equity-based awards will help the Post-Combinations Company to attract, retain, and motivate employees, consultants and directors and encourages them to devote their best efforts to the Post-Combinations Company’s business and financial success.

Approval of the Greenrose 2021 Incentive Plan by the Company’s stockholders is required, among other things, in order to: (i) comply with Nasdaq rules requiring stockholder approval of equity compensation plans; and (ii) allow the grant of incentive stock options to participants in the Greenrose 2021 Incentive Plan.

If this Incentive Plan Proposal is approved by the Company’s stockholders, the Greenrose 2021 Incentive Plan will become effective as of the date of the Closing of the Business Combinations (the “Greenrose Incentive Plan”), under which there are no outstanding grants. In the event that the Company’s stockholders do not approve this proposal, the Greenrose 2021 Incentive Plan will not become effective. Approval of the Greenrose 2021 Incentive Plan by the Company’s stockholders will allow the Post-Combinations Company to grant restricted stock unit awards, stock options and other awards at levels determined appropriate by its Board or compensation committee following the Closing of the Business Combinations. The Greenrose 2021 Incentive Plan will also allow the Post-Combinations Company to utilize a broad array of equity and cash incentives in order to secure and retain the services of its employees, directors, consultants and advisors, and to provide long-term incentives that align the financial interests of its employees, consultants and directors with the financial interests of its stockholders following the Closing of the Business Combinations.

The Post-Combinations Company’s employee equity compensation program, as implemented under the Greenrose 2021 Incentive Plan, will allow the Post-Combinations Company to remain competitive with comparable companies in its industry by giving it the resources to attract and retain talented individuals to achieve its business objectives and build stockholder value. Approval of the Greenrose 2021 Incentive Plan will provide the Post-Combinations Company with the flexibility it needs to use equity compensation and other incentive awards to attract, retain and motivate talented employees, directors, consultants and advisors who are important to the Post-Combinations Company’s long-term growth and success.

Best Practices Integrated into the Post-Combinations Company’s Equity Compensation Program and the Incentive Plan

The Greenrose 2021 Incentive Plan includes provisions that are designed to protect the interests of the stockholders of the Post-Combinations Company following its effectiveness and to reflect corporate governance best practices including:

•        Awards granted under the Greenrose 2021 Incentive Plan will be subject to recoupment in accordance with any “clawback” policy that the Post-Combinations Company is required to adopt pursuant to the listing standards of the NASDAQ or as is otherwise required by law, or that is otherwise adopted, to the extent applicable and permissible under applicable law.

•        No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Greenrose 2021 Incentive Plan must have an exercise or strike price equal to or greater than the fair market value of a share of Common Stock on the date the stock option or stock appreciation right is granted.

•        Material amendments require stockholder approval. Consistent with the rules and regulations of the NASDAQ, the Greenrose 2021 Incentive Plan requires stockholder approval of any material revisions to the Greenrose 2021 Incentive Plan, or as otherwise required by applicable law.

•        Limit on non-employee director awards and other awards. Except in extraordinary circumstances, the maximum number of shares subject to stock awards granted under the Greenrose 2021 Incentive Plan or otherwise during any calendar year to any of Post-Combinations Company’s non-employee directors may not exceed $1 million in total value, or $2 million for the calendar year in which a non-employee director is first appointed or elected to the Board (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).

•        Limit potential excise taxes, and loss of deductibility to Greenrose, under the Code with respect to amounts paid upon a change in control of Greenrose.

Information Regarding the Post-Combinations Company’s Incentive Program

It is critical to the Post-Combinations Company’s long-term success that the interests of its employees, directors, consultants and advisors are tied to its success as “owners” of the business. Approval of the Greenrose 2021 Incentive Plan will allow the Post-Combinations Company to grant restricted stock units, stock options and other equity awards at levels it determines to be appropriate in order to attract new employees, directors, consultants and advisors, retain existing employees, directors, consultants and advisors and to provide incentives for such persons to exert maximum efforts for the Post-Combinations Company’s success and ultimately increase stockholder value. The Greenrose 2021 Incentive Plan will allow the Post-Combinations Company to utilize a broad array of equity incentives with flexibility in designing equity incentives, including stock options, stock appreciate rights (SARs), restricted stock, unrestricted stock, stock units, restricted stock units, performance awards, cash awards, and other awards that are convertible into or otherwise based on the Post-Combinations Company’s stock, to offer competitive equity compensation packages in order to retain and motivate the talent necessary for the Post-Combinations Company.

If the Company’s request to approve the Greenrose 2021 Incentive Plan is approved by the Company’s stockholders, the Post-Combinations Company will have [    ]% of its fully-diluted capitalization following the Closing of the Business Combinations and any redemption of shares of Common Stock, plus [              ] shares, available for grant under the Greenrose 2021 Incentive Plan as of the effective time of the Closing of the Business Combinations. This pool size is necessary to provide sufficient reserved shares for a level of grants that will attract, retain, and motivate employees and other participants. Furthermore, the number of shares available for grant pursuant to the Greenrose 2021 Incentive Plan will be subject to annual increases effective as of the first day of the Post-Combinations Company’s fiscal year beginning in 2022 and the first day of each subsequent fiscal year through and including the first day of the Post-Combinations Company’s fiscal year commencing in 2022 in an amount equal to the lesser of (i) 5% of the number of shares of the Common Stock outstanding as of the Post-Combinations Company’s immediately preceding fiscal year or (ii) such lesser amount, if any, as the Board may determine.

Description of the Greenrose 2021 Incentive Plan

The material features of the Greenrose 2021 Incentive Plan are described below. The following description of the Greenrose 2021 Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the Greenrose 2021 Incentive Plan. Stockholders are urged to read the actual text of the Greenrose 2021 Incentive Plan in its entirety.

Purpose

The Greenrose 2021 Incentive Plan is designed to secure and retain the services of the Post-Combinations Company’s employees, directors, consultants and advisors, provide incentives for them to exert maximum efforts for the success of the Post-Combinations Company and its affiliates, and provide a means by which they may be given an opportunity to benefit from increases in the value of the Common Stock. If the Greenrose 2021 Incentive Plan is approved by the Company’s stockholders, no additional awards will be granted under the existing Greenrose Incentive Plan following the effective date of the Greenrose 2021 Incentive Plan.

Types of Awards

The terms of the Greenrose 2021 Incentive Plan provide for the grant of restricted stock unit awards, incentive stock options (within the meaning of Section 422 of the Code), nonstatutory stock options, SARs, restricted stock awards, other stock awards and performance awards that may be settled in cash, stock, or other property.

Shares Available for Awards

Subject to adjustment for specified changes in the Post-Combinations Company’s capitalization, the aggregate number of shares of Common Stock that may be issued under the Greenrose 2021 Incentive Plan, or the Share Reserve, will not exceed (1) the sum of (A) [            ] shares plus (B) [  ]% of the fully-diluted capitalization of the Post-Combinations Company following the Closing of the Business Combinations and any redemption of shares of Common Stock, plus (2) annual increases effective as of the first day of the Post-Combinations Company’s fiscal year beginning in 2022 and the first day of each subsequent fiscal year through and including the first day of the Post-Combinations Company’s fiscal year commencing in 2029 in an amount equal to the lesser of (i) 5% of the number of shares of the Common Stock outstanding as of the Post-Combinations Company’s immediately preceding fiscal year or (ii) such lesser amount, if any, as the Board may determine. To the extent consistent with the requirements of Section 422 of the Code and regulations thereunder, and with other applicable legal requirements (including applicable stock exchange requirements), Common Stock issued under awards that convert, replace or adjust awards of an acquired company will not reduce the number of shares of Common Stock available for awards under the Plan.

Shares issued under the Greenrose 2021 Incentive Plan may be authorized but unissued shares or treasury shares. No fractional shares of Common Stock will be delivered under the Greenrose 2021 Incentive Plan.

The following shares of Common Stock will become available again for issuance under the Greenrose 2021 Incentive Plan: (i) any shares subject to a stock award that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to a stock award that are not issued because such stock award is settled in cash; (iii) any shares issued pursuant to a stock award that are forfeited back to or repurchased by the Post-Combinations Company because of the failure to meet a condition required for the vesting of such shares; (iv) any shares reacquired by the Post-Combinations Company or withheld in satisfaction of tax withholding obligations on a stock award; and (v) any shares reacquired by the Post-Combinations Company or withheld as consideration for the exercise or purchase price of a stock award.

Non-Employee Director Compensation Limit

Under the Greenrose 2021 Incentive Plan, the maximum number of shares of Common Stock subject to stock awards granted under the Greenrose 2021 Incentive Plan or otherwise during any one calendar year to any non-employee director will not exceed $1 million in total value, or $2 million for the calendar year in which a non-employee director is first appointed or elected to the Board (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes). Such limitation on non-employee director stock awards does not apply to any cash retainer fees, including cash retainer fees converted into equity awards at the election of the non-employee director.

Administration

The Greenrose 2021 Incentive Plan will be concurrently administered by the Board and its compensation committee, which may in turn delegate authority to administer the Greenrose 2021 Incentive Plan to one or more of its members. The Board and its compensation committee are each considered to be a “Plan Administrator” for purposes of this Incentive Plan Proposal. Subject to the terms of the Greenrose 2021 Incentive Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of Common Stock subject to or the cash value of awards, the terms and conditions of awards granted, and the criteria to be satisfied by participants as a condition to receipt of performance awards under the Greenrose 2021 Incentive Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the Greenrose 2021 Incentive Plan.

Under certain circumstances, the Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares of Common Stock subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of Common Stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.

Amendment and Termination

The Plan Administrator may at any time amend the Greenrose 2021 Incentive Plan or any outstanding award and may at any time terminate the Greenrose 2021 Incentive Plan as to future grants of awards, provided that the Plan Administrator may not, without the affected award recipient’s consent, alter the terms of an award so as to adversely affect a participant’s rights under the award, unless the Plan Administrator expressly reserved the right to do so at the time of the award. Amendment to the Greenrose 2021 Incentive Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law. No awards may be made under the Greenrose 2021 Incentive Plan following the ten year anniversary of the Closing of the Business Combinations, but previously granted awards may continue in accordance with their terms beyond that date unless earlier terminated by the Plan Administrator.

Eligibility

All of the Post-Combinations Company’s (including its affiliates) employees, non-employee directors, consultants and advisors will be eligible to participate in the Greenrose 2021 Incentive Plan following the Closing of the Business Combinations and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Greenrose 2021 Incentive Plan only to the Post-Combinations Company’s employees (including officers) and employees of its affiliates.

Terms and Conditions of Awards

All Awards

Generally, the Plan Administrator will determine the terms of all awards under the Plan, including the vesting and acceleration of vesting of awards, provisions for the withholding of taxes, and payment of amounts in lieu of cash dividends or other cash distributions with respect to the Post-Combinations Company’s Common Stock subject to awards. No award may be transferred under a domestic relations order.

Awards Requiring Exercise

Incentive stock options may not be transferred other than by will or the laws of descent and distribution, and during an employee’s lifetime may be exercised only by the employee. Upon the cessation of a participant’s employment with the Post-Combinations Company, an award requiring exercise will cease to be exercisable and will terminate and all other unvested awards will be forfeited, except that:

•        All stock options and SARs held by the participant which were exercisable immediately prior to the participant’s cessation of employment will remain exercisable for the lesser of (i) three months or (ii) the period ending on the latest date such stock option or SAR could have been exercised;

•        All stock options and SARs held by the participant which were exercisable immediately prior to the participant’s death will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the participant’s death or (ii) the period ending on the latest date on which such stock option or SAR could have been exercised; and

•        All stock options and SARs held by a participant immediately prior to the cessation of the participant’s employment will immediately terminate upon such cessation if the Plan Administrator determines that such cessation has resulted for reasons which cast discredit on the participant so as to justify immediate termination of the award.

The exercise price (or base value from which appreciation is to be measured) of each award requiring exercise will be 100% (or in the case of certain incentive stock options, 110%) of the fair market value of the Common Stock subject to such award, as determined on the date of the grant, or such higher amount as the Plan Administrator may determine. Fair market value will be determined by the Plan Administrator consistent with the applicable requirements of Section 422 and Section 409A of the Code.

Awards requiring exercise will have a maximum term not to exceed ten years from the date of grant. Certain incentive stock option awards will have a minimum term not to exceed five years from the date of grant.

Effect of Certain Transactions

Effect of Covered Transactions

Except as otherwise provided in an award agreement, in the event of a “covered transaction,” as defined in the Greenrose 2021 Incentive Plan, any acquiror or survivor (or the parent of such acquiror or survivor) may provide for the assumption of some or all outstanding awards, or for the grant of new awards in substitution therefor, by the acquiror or survivor. An acquiror or survivor (or its parent) may choose to assume or continue only a portion of an award or substitute a similar award for only a portion of an award, or may choose to assume or continue the awards held by some, but not all participants. The terms of any assumption, continuation or substitution will be set by the Board. In the event of a covered transaction in which there is no such assumption or substitution, except as otherwise provided in an award agreement, each stock option, SAR and other award requiring exercise will become fully exercisable, and the delivery of shares of the Common Stock issuable under each outstanding award of restricted stock units will be accelerated and such shares will be issued, prior to the covered transaction on a basis that gives the holder of the award a reasonable opportunity following exercise of the award or issuance of the shares to participate as a stockholder in the covered transaction. With respect to the vesting of performance awards that will accelerate upon the occurrence of a covered transaction and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the award agreement, the vesting of such performance awards will accelerate at 100% of the target level upon the occurrence of the covered transaction. With respect to the vesting of awards that will accelerate upon the occurrence of a covered transaction and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the covered transaction. Notwithstanding the foregoing, in the event an award will terminate if not exercised prior to the effective time of a covered transaction, the Board may provide, in its sole discretion, that the holder of such award may not exercise such award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the participant would have received upon the exercise of the award (including, at the discretion of the Board, any unvested portion of such award), over (2) any exercise price payable by such holder in connection with such exercise.

The Greenrose 2021 Incentive Plan defines “covered transactions” to include any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Post-Combinations Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Post-Combinations Company’s then-outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Post-Combinations Company’s assets, or (iii) a dissolution or liquidation of the Post-Combinations company. Where a covered transaction involves a tender offer that is reasonably expected to be followed by a merger, the covered transaction will be deemed to have occurred upon consummation of the tender offer.

Changes in and Distributions with Respect to Company Common Stock

In the event of a stock dividend, stock split, combination of shares (including a reverse stock split), recapitalization or other change in the Post-Combinations Company’s capital structure, the Plan Administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the Greenrose 2021 Incentive Plan, to the maximum number of shares that may be issued upon the exercise of incentive stock options, to the maximum number of shares that may be issued with respect to stock options that are not incentive stock options, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards then outstanding or subsequently granted, any exercise prices relating to awards and any other provision of awards affected by such change.

Change in Control

If any payment or benefit a participant will or may receive from Greenrose or otherwise would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code, then any such 280G payment will be equal to the reduced amount. The “reduced amount” will be either (x) the largest portion of the payment that would result in no portion of the payment (after reduction) being subject to the excise tax or (y) the largest portion, up to and including the total, of the payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the excise tax, results in the participant’s receipt, on an after-tax basis, of the greater economic benefit notwithstanding that all or some portion of the payment may be subject to the excise tax.

Clawback Policy

Awards granted under the Greenrose 2021 Incentive Plan and their proceeds will be subject to recoupment in accordance with any clawback policy that the Post-Combinations Company is required to adopt pursuant to the listing standards of the NASDAQ or as is otherwise required by law, or that is otherwise adopted, to the extent applicable and permissible under applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an award agreement as the Board determines necessary or appropriate. No recovery of compensation under such a clawback policy will be an event giving rise to a participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Post-Combinations Company.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the Greenrose 2021 Incentive Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. This summary assumes that all awards described in the summary are exempt from, or comply with, the requirement of Section 409A of the Code. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Stock Options.    Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon vesting or exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming the holding period is satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a participant upon grant or vesting of an option that does not qualify as an incentive stock option (a “non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise, and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. We will be able to deduct this same excess amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

SARs.    No income will be realized by a participant upon grant or vesting of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock.    A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture (i.e., the vesting date), the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to us. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act). We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units.    A participant will not be subject to tax upon the grant or vesting of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

The Greenrose 2021 Incentive Plan Benefits

Grants under the Greenrose 2021 Incentive Plan will be made at the discretion of the compensation committee of the Post-Combinations Company. In accordance with the terms of the Stock Purchase Agreement, the Post-Combinations Company intends to grant up to [            ] restricted stock units as awards to employees of Greenrose following the Business Combinations under the Greenrose 2021 Incentive Plan. Any other grants under the Greenrose 2021 Incentive Plan are not yet determinable, however, it is expected that additional grants will be made, including to individuals who will be directors and executive officers of the Post-Combinations Company. Any such additional grants would be made in accordance with the executive compensation program discussed in the section entitled “Management After the Business Combinations — Executive Compensation”, including the recommendations of management relating thereto. The value of the awards granted under the Greenrose 2021 Incentive Plan will depend on a number of factors, including the fair market value of the Common Stock on future dates, the exercise decisions made by the participants and the extent to which any applicable performance goals necessary for vesting or payment are achieved. The table below sets forth information regarding proposed grants to be awarded to employees of Greenrose by the Post-Combinations Company following the Closing of the Business Combinations, subject to approval of the Greenrose 2021 Incentive Plan.

Grants of Plan-Based Awards Proposed Upon Closing of Business Combinations

Name and Position	Dollar Value($)(1)		Number of shares of Restricted Stock Units(2)
Greenrose employees as a group	$	[ ]	[ ]

____________

(1)      Based on the closing price of our Common Stock on [            ].

(2)      [            ] of the restricted stock units will vest upon the earlier of (i) the first anniversary of the Closing Date of the Business Combinations or (ii) the date, following the Closing Date, on which (x) the last sale price of the Post-Combinations Company’s Common Stock equals or exceeds $[      ] per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing Date or (y) the Post-Combinations Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Post-Combinations Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property; [          ] of the restricted stock units will vest upon final determination that Greenrose stockholders are entitled to receive 2021 Earn-Out Shares pursuant to the earn-out provisions of the Stock Purchase Agreement; and [          ] of the restricted stock units will vest upon final determination that Greenrose stockholders are entitled to receive 2021 Earn-Out Shares pursuant to the earn-out provisions of the Stock Purchase Agreement.

Effective Date; Term

We expect the Greenrose 2021 Incentive Plan to be effective upon the completion of the Business Combinations with Theraplant and True Harvest. No award will be granted under the Incentive Plan on or after the tenth anniversary of the Greenrose 2021 Incentive Plan becoming effective. Any award outstanding under the Incentive Plan at the time of termination will remain in effect until such award is exercised or has expired in accordance with its terms.

Vote Required for Approval

The approval of the Greenrose 2021 Incentive Plan requires the affirmative vote of holders of a majority of the shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Abstentions will have the same effect as a vote “AGAINST” this proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR
STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE GREENROSE 2021 INCENTIVE PLAN.

The existence of financial and personal interests of one or more of Greenrose’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what they may believe is in the best interests of Greenrose and its stockholders and what they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section titled “The Business Combinations Proposal  — Interests of Greenrose’s Directors and Officers in the Business Combinations” for a further discussion.

PROPOSAL NO. 8 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Greenrose’s Board to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes for the approval of the Business Combinations Proposal, the Charter Amendment Proposal or the Incentive Plan Proposal. In no event will the Greenrose Board adjourn the Special Meeting or consummate the Business Combination beyond the date by which it may properly do so under the Current Charter and Delaware law.

Consequence if the Adjournment Proposal is not Approved

If the Adjournment Proposal is not approved by Greenrose’s stockholders, the Greenrose Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for the approval of the Business Combinations Proposal, the Charter Amendment Proposal, or the Incentive Plan Proposal.

If the chairman of the Special Meeting does not adjourn the Special Meeting, Greenrose stockholders may be asked to vote on a proposal to adjourn the Special Meeting, or any postponement thereof, to another time or place if necessary or appropriate (i) due to the absence of a quorum at the Special Meeting, (ii) to prevent a violation of applicable law, (iii) to provide to Greenrose stockholders any supplement or amendment to this proxy statement and/or (iv) to solicit additional proxies if Greenrose reasonably determines that it is advisable or necessary to do so in order to obtain Greenrose stockholder approval of the Business Combination Agreement and approval of the Business Combinations.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by Greenrose stockholders present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon regardless of whether a quorum is present. The failure to vote, abstentions and broker non-votes have no effect on the outcome of the proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of one or more of Greenrose’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what they may believe is in the best interests of Greenrose and its stockholders and what they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section titled “The Business Combinations Proposal  — Interests of Greenrose’s Directors and Officers in the Business Combinations” for a further discussion.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF GREENROSE

The following discussion and analysis should be read in conjunction with the financial statements and related notes of Greenrose included elsewhere in this proxy statement. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.”

Overview

We are a blank check company incorporated on August 26, 2019 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Results of Operations

We have neither engaged in any significant operations nor generated any operating revenue to date. Our only activities from inception through the closing date of our IPO related to our formation and our IPO. Although we have not generated operating revenue, we have generated non-operating income in the form of investment income from investments held in the Trust Account.

Off-balance sheet financing arrangements

We had no obligations, assets or liabilities which would be considered off-balance sheet arrangements at March 31, 2021.

Recent Accounting Pronouncements

In December 2019, the FASB issued ASU No. 2019-12, “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes” (“ASU 2019-12”), which is intended to simplify various aspects related to accounting for income taxes. ASU 2019-12 removes certain exceptions to the general principles in Topic 740 and also clarifies and amends existing guidance to improve consistent application. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020, with early adoption permitted. We are currently evaluating the impact of this standard on our financial statements and related disclosures.

We do not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material impact on our financial statements.

JOBS Act

The JOBS Act contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We qualify as an “emerging growth company” and under the JOBS Act are allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, our financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.

Additionally, we are in the process of evaluating the benefits of relying on the other reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company,” we choose to rely on such exemptions we may not be required to, among other things, (a) provide an auditor’s attestation report on our system of internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, (b) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (c) comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis) and (d) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of our Chief Executive Officer’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of our Initial Public Offering or until we are no longer an “emerging growth company,” whichever is earlier.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THERAPLANT

The following discussion and analysis should be read in conjunction with the consolidated financial statements and related notes of Theraplant included elsewhere in this proxy statement. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this proxy statement.

Unless otherwise indicated by the context, references to “Theraplant” refer to Theraplant solely, and references to the “Company,” “our,” “we,” “us” and similar terms refer to Greenrose Acquisition Corp. after giving effect to the Business Combinations.

Business Combinations

Greenrose Acquisition Corp. is a special purpose acquisition company formed on August 26, 2019 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Prior to our entering into the Business Combinations Agreements, our acquisition and value creation strategy was to identify, acquire and, after an initial business combination, to build a company in an industry or sector that complements the experience of our management team and can benefit from our operational expertise.

Subsequent to the closing of the Business Combinations, our operations will include (i) breeding & cultivating cannabis plants, (ii) manufacturing branded consumer products, (iii) distributing cannabis flower and manufactured products, and (iv) retailing high-quality, effective and doseable cannabis products to consumers. We appeal to medical and adult recreational use (“adult-use”) customers through brand strategies intended to build trust, loyalty and repeat purchase.

Pursuant with the guidance set forth in ASC 805, we have determined that Greenrose Acquisition Corp. is the accounting acquirer and accordingly, the Business Combinations will be treated as a forward acquisition of each of the Target Businesses.

As a result of the Business Combinations and the application of acquisition accounting, the assets and liabilities of the Target Businesses will be adjusted to their estimated fair market values as of the Closing. We anticipate these adjusted valuations will result in an increase in our future operating expenses due to the increased depreciation and amortization expense related to the increased carrying value of our fixed assets and identifiable definite-lived intangible assets. Additionally, the excess value of the total purchase price over the estimated fair value of our identifiable assets and liabilities, inclusive of identifiable intangible assets and contingent consideration, on the Closing will be allocated to goodwill. Any identifiable indefinite-lived assets, including goodwill, will be subject to annual impairment testing. See “Unaudited Pro Forma Condensed Combined Financial Information” and Risk Factors — Risks related to the Acquisition — “If our goodwill or intangible assets become impaired, we may be required to record a significant charge to earnings.” Additionally, we expect to finance the Business Combination through a PIPE financing comprised of a series of debt instruments, which is expected to increase interest expense on the consolidated financial statements.

In arriving at the estimated fair values presented in the unaudited pro forma condensed combined financial statements, we have considered the preliminary appraisals of independent consultants, which were based on a preliminary and limited review of forecasts and discount rates. We expect to complete the purchase price allocation after considering the fair market value of each of the Target Businesses, assets and liabilities at the level of detail necessary to finalize the purchase price allocation. The preliminary estimated purchase price allocation is subject to change for a number of reasons, including:

—     finalization of the fair value of working capital and other assets and liabilities on the opening balance sheet;

—     the final identification and valuation of intangible assets; and

—     completion of appraisals of assets acquired and liabilities assumed.

The final purchase price allocation will be adjusted based on the factors above and may differ materially from the estimated allocation. See “Unaudited Pro Forma Condensed Combined Financial Information.”

Predecessor

After careful review, we have determined that Theraplant is the predecessor entity (as defined in Regulation C, Rule 405) of the Company. We believe this to be appropriate based on (i) Theraplant’s fair value relative to each of Shango, The Health Center, and True Harvest, respectively; (ii) Theraplant’s formation date preceding each of Shango, The Health Center, and True Harvest, respectively; (iii) Theraplant’s regulatory approval, as a single state operator, is more likely to be among the first approved and therefore the likeliest of the Business Combinations to close first; and (iv) Theraplant bringing what we believe to be best practices and operational procedures that we will implement throughout our Company on a going forward basis.

Overview

Theraplant is a marijuana producer licensed by the State of Connecticut, dedicated to providing patients options to improve their wellbeing. Theraplant was Connecticut’s first state-licensed medical marijuana producer, receiving its license on February 7, 2014, and in October 2014 became the first producer to distribute medical cannabis in the Connecticut market. Theraplant designs premium cannabis genetics to offer a wide variety of compositions to meet needs of the state’s medical cannabis cardholders for all approved treatment conditions. Theraplant continually leads the market in making quality medical cannabis affordable to the greatest range of patients. Theraplant hand selects premium cannabis genetics grown in a controlled, clean environment, under the watch of an award-winning cultivation team, and tested by a third-party laboratory for pesticides and microbiologics. Theraplant operates out of a cultivation facility with 68,000 square feet of capacity, with an additional 30,000 square feet of capacity under construction that is expected to be completed in the second half of fiscal 2021.

Regulation Overview and Balance Sheet Exposure

Subsequent to the Business Combinations, 100% of our balance sheet will be exposed to U.S. cannabis-related activities. We believe our operations are in material compliance with all applicable state and local laws, regulations, and licensing requirements in the states and locals in which we operate. However, cannabis remains illegal under U.S. federal law and substantially all our revenue is derived from U.S. cannabis operations. For information about risks related to U.S. cannabis operations, please refer to “Risk Factors” in this proxy statement.

Key performance indicators and non-GAAP Measures

Our management uses a variety of financial and operating metrics to evaluate our business, analyze our performance, and make strategic decisions. We believe these metrics and non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as management. However, these measures are not financial measures calculated in accordance with GAAP and should not be considered as substitutes for financial measures that have been calculated in accordance with GAAP. We primarily review the following key performance indicators and non-GAAP measures when assessing our performance: (i) revenue; (ii) EBITDA; (iii) adjusted EBITDA; (iv) working capital; (v) cash flow; and (vi) return on capital employed. We believe these indicators provide us with useful data with which to measure our performance.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measures that represents earnings before interest expense, income taxes, depreciations, and amortization, or EBITDA and further adjustments to EBITDA to exclude certain non-cash items and other non-recurring items that management believes are not indicative of ongoing operations to come to Adjusted EBITDA.

The Company discloses EBITDA and Adjusted EBITDA in this proxy statement because these non-GAAP measures are key measures used by its management to evaluate our business, measure its operating performance and make strategic decisions. We believe EBITDA and Adjusted EBITDA are useful for investors and others in understanding and evaluating our operations results in the same manner as its management. However, EBITDA and Adjusted EBITDA are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, income before income taxes, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze our business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in our industry may report measures titled EBITDA and Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how we calculate non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider EBITDA and Adjusted EBITDA alongside other financial performance measures, including net income and our other financial results presented in accordance with GAAP. The following table presents a reconciliation of net income to EBITDA and Adjusted EBITDA for each of the periods indicated:

Three Months Ended March 31, 2021 Compared to the Three Months Ended March 31, 2020

	For the three months ended March 31,
	2021	2020
Net Income (Loss)	$2,820,254	$2,672,886
Income Tax Expense	250,500	252,500
Interest (income) expense, net	34,790	26,122
Depreciation & Amortization	202,124	199,635

EBITDA	3,307,668	3,151,143
Transaction Related Fees(a)	293,882	39,150
Infrequent Events(b)	486,908	574,544
Adjusted EBITDA	$4,088,458	$3,764,837

Year Ended December 31, 2020 Compared to the Year Ended December 31, 2019

	For the year ended December 31,
	2020	2019
Net Income (Loss)	$14,589,928	$7,937,924
Income Tax Expense	1,178,500	747,527
Interest (income) expense, net	101,560	112,017
Depreciation & Amortization	798,538	976,702
EBITDA	16,668,526	9,774,170

Transaction Related Fees(a)	652,588	62,000
Infrequent Events(b)	1,483,993	965,664
Adjusted EBITDA	$18,805,107	$10,801,834

____________

(a)      Transaction fees relate to consulting, legal, and accounting fees in preparation for the business combination. Represents expenses to repair damages caused by the fire that were not covered by insurance.

(b)      Infrequent events primarily includes a fire at Theraplant, addback of certain management fees, and non-transaction related legal and consulting fees.

Key Components of Results of Operations

The period to period comparisons of Theraplant’s results of operations have been prepared using the historical periods included in Theraplant’s consolidated financial statements. The following discussion should be read in conjunction with Theraplant’s consolidated financial statements and related notes included elsewhere in this proxy statement.

Revenues, net of discounts

Theraplant is a seed-to-wholesale cultivator, extractor, and processor that produces high quality cannabis products, and sells wholesale product to dispensaries in the State of Connecticut. Revenues are recorded net of any applicable sales discounts.

Cost of goods sold, net (“COGS”)

COGS are derived from costs related to the cultivation and production of cannabis and cannabis products. COGS includes the costs directly attributable to the production of inventory and includes amounts incurred in the cultivation and manufacturing of finished goods, such as flower, concentrates, and ingestibles. Direct and indirect costs include, but are not limited to, material, labor, supplies, utilities, and facilities costs associated with cultivation.

Selling and marketing

Selling and marketing expenses consist of marketing expenses related to marketing programs for Theraplant products. As Theraplant continues to expand its facility, sales and marketing expenses will continue to increase.

General and administrative

General and administrative expenses represent costs incurred at Theraplant’s corporate offices, primarily related to personnel costs, including salaries, incentive compensation, benefits, and other professional service costs, including legal and accounting. Theraplant expects to continue to invest considerably in this area to support expansion plans and to support the increasing complexity of the cannabis business. Theraplant anticipates an increase in compensation expenses related to recruiting and hiring talent, accounting, and legal and professional fees associated with becoming compliant with the Sarbanes-Oxley Act and other public company corporate expenses.

Other income (expense), net

Other income (expense), net consist primarily of interest expense and other non-operating activities.

Provision for Income Taxes

Theraplant’s members have elected to have Theraplant treated as a partnership for income tax purposes. The State of Connecticut imposes a corporate flow through tax of 6.99% on partnership earnings, resulting in taxable liabilities for Theraplant. Except for the corporate flow through tax, Theraplant’s items of income, loss, deduction, and credit are passed through to, and taken into account by, Theraplant’s members in computing their own taxable income.

As Theraplant operates in the cannabis industry, it is subject to the limits of IRC Section 280E under which Theraplant is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E.

Results of Operations

Three Months Ended March 31, 2021 Compared to Three Months Ended March 31, 2020

	For the three months ended March 31,		Change Increase/(Decrease)
	2021	2020	$	%
Revenues, net of discounts	$7,150,434	$6,752,586	$397,848	6%
Cost of goods sold	2,478,375	2,476,499	1,876	0%
Gross profit	4,672,059	4,276,087	395,972	9%
Selling and marketing	3,609	91,448	(87,839)	-96%
General and administrative	1,362,156	1,034,026	328,130	32%
Depreciation and amortization	200,750	199,105	1,645	1%
Other income (expense), net	(34,790)	(26,122)	(8,668)	33%
Provision for income taxes	(250,500)	(252,500)	2,000	-1%
Net income	$2,820,254	$2,672,886	$147,368	6%

Revenues, net of discounts, for the three months ended March 31, 2021 was $7.2 million, compared to $6.8 million for the three months ended March 31, 2020, an increase of $0.4 million, or 6%. The increase in revenue is a result of an increase in client count and a continued growth of dispensaries supplied by Theraplant.

COGS remained consistent period over period at $2.5 million for the three months ended March 31, 2021 and 2020.

Selling and marketing expenses for the three months ended March 31, 2021 was $0.0 million, compared to $0.1 million for the three months ended March 31, 2020, a decrease of $0.1 million, or 96%. The decrease is primarily due to significant reductions in the amount invested in marketing.

General and administrative expenses for the three months ended March 31, 2021 was $1.4 million, compared to $1.0 million for the three months ended March 31, 2020, an increase of $0.3 million, or 32%. The increase is primarily driven by the year end audits for fiscal years 2019 and 2020 which were mostly incurred during the three months ended March 31, 2021.

Year Ended December 31, 2020 Compared to Year Ended December 31, 2019

	For the year ended December 31,		Change Increase/(Decrease)
	2020	2019	$	%
Revenues, net of discounts	$28,375,477	$17,773,900	$10,601,577	60%
Cost of goods sold	8,874,978	5,166,916	3,708,062	72%
Gross profit	19,500,499	12,606,984	6,893,515	55%
Selling and marketing	333,114	330,627	2,487	1%
General and administrative	2,504,877	2,504,874	3	0%
Depreciation and amortization	798,538	976,702	(178,164)	-18%
Other income (expense), net	(95,542)	(109,960)	14,418	-13%
Provision for income taxes	(1,178,500)	(747,527)	(430,973)	58%
Net income	$14,589,928	$7,937,294	$6,652,634	84%

Revenues, net of discounts for fiscal 2020 was $28.4 million, compared to $17.8 million for fiscal 2019, an increase of $10.6 million, or 60%. The increase in revenue is a result of (1) full year of sales from increased capacity, (2) increase in customers, and (3) growth experienced at dispensaries supplied by Theraplant.

COGS for fiscal 2020 was $8.9 million, compared to $5.2 million for fiscal 2019, an increase of $3.7 million, or 72%. The increase is primarily due to the growth in sales and production as well as Theraplant is continuing to increase employee headcount and infrastructure to support future growth.

Selling and marketing expenses remained consistent period over period at $0.3 million for fiscal 2020 and fiscal 2019.

General and administrative expenses remained consistent period over period at $2.5 million for fiscal 2020 and fiscal 2019. Theraplant experienced a reduction in consulting and consulting fees of approximately $0.1 million that were offset by an increase in repairs and maintenance of approximately $0.1 million related.

Depreciation and amortization for fiscal 2020 was $0.8 million, compared to $1.0 million for fiscal 2019, a decrease of $0.2 million, or 18%. This decrease is based on our depreciable base remaining relatively constant period over period. With Theraplant’s expansion expected to be completed in the second half of fiscal 2021, depreciation and amortization is expected to increase as those assets begin to be depreciated.

Other income (expense), net remained consistent period over period at $0.1 million for fiscal 2020 and fiscal 2019.

Provision for income taxes in fiscal 2020 was $1.2 million, compared to $0.7 million in fiscal 2019, an increase of $0.4 million, or 58%. This increase is primarily a result of the $6.9 million increase in gross profit for the same periods. Under IRC Section 280E, cannabis companies are only allowed to deduct expenses that are directly related to production of the products. Due to the significant increase in gross profit as a result of the increase in retail sales and the efficiencies gained in automation of production, income tax expense increased significantly.

Liquidity and Capital Resources

Sources of Liquidity

Since Theraplant’s inception, it has funded its operations and capital spending primarily through cash flows from product sales, as well as third-party debt, and equity contributions, respectively. Theraplant is generating cash from sales and is deploying its capital reserves to acquire and develop assets capable of producing additional revenues and earnings over both the immediate and near term to support its business growth and expansion. Theraplant’s current principal sources of liquidity are cash and cash equivalents provided by operations. Cash and cash equivalents consist primarily of cash deposits with financial institutions. Cash and cash equivalents were $4.6 and $2.3 million as of March 31, 2021 and December 31, 2020, respectively.

Theraplant’s primary uses of cash are for working capital requirements, capital expenditures, and debt service payments. Additionally, from time to time, Theraplant may use capital for acquisitions and other investing and financing activities. Working capital is used principally for personnel as well as costs related to the growth, manufacture, and production of products. Theraplant’s capital expenditures consist primarily of improvements in existing facilities and product development.

As of March 31, 2021, Theraplant has a note payable with a principal balance outstanding of $1.8 million, due in April 2027, of which $0.2 is due in one year. Theraplant plans to fund the current amounts due within one year with cash from operations. Theraplant believes that cash from operations in fiscal 2021 will be sufficient to cover current debt obligations. To the extent additional funds are necessary to meet long-term liquidity needs as Theraplant continues to execute its business strategy, Theraplant anticipates that additional funds will be obtained through the incurrence of indebtedness, additional equity financings or a combination of these potential sources of funds. There can be no assurance that Theraplant will be able to obtain additional funds on acceptable terms, on a timely basis, or at all. The failure to obtain sufficient funds on acceptable terms when needed could have a material adverse effect on the results of operations, and financial condition.

The following table presents Theraplant’s cash and outstanding debt as of the dates indicated:

	March 31, 2021	December 31, 2020
Cash and Cash Equivalents	$4,642,258	$2,263,061
Outstanding Debt:
Notes Payable	2,147,340	1,754,856
Total Debt	2,147,340	1,754,856
Less: current portion of debt	165,437	68,674
Total long-term debt	$1,981,903	$1,686,182

Cash Flows

Three Months Ended March 31, 2021 Compared to Three Months Ended March 31, 2020

The table below highlights Theraplant’s cash flows for the periods indicated.

	For the three months ended March 31,
	2021	2020
Net Cash Provided By Operating Activities	$3,547,265	$3,543,772
Net Cash Used In Investing Activities	(1,389,396)	(289,321)
Net Cash Provided By (used in) Financing Activities	221,328	(7,278,157)
Net Increase In Cash and Cash Equivalents	$2,379,197	$(4,023,706)

Cash Flow from Operating Activities

Net cash provided by operating activities was $3.5 million for the three months ended March 31, 2021, an increase of less than $0.1 million, compared to net cash provided by operating activities of $3.5 million during the three months ended March 31, 2020.

Cash Flow from Investing Activities

Net cash used in investing activities was $1.4 million for the three months ended March 31, 2021, an increase of $1.1 million, compared to net cash used in investing activities of $0.3 million during the three months ended March 31, 2020. The increase is due to increased investment in property, plant and equipment.

Cash Flow from Financing Activities

Net cash provided by financing activities was $0.2 million for the three months ended March 31, 2021, an increase of $7.5 million, compared to net cash used in financing activities of $7.3 million during the three months ended March 31, 2020. The increase in cash was primarily related to a $7.2 million distribution made in 2020 to members.

Year Ended December 31, 2020 Compared to Year Ended December 31, 2019

The table below highlights Theraplant’s cash flows for the periods indicated.

	For the year ended December 31,
	2020	2019
Net Cash Provided By Operating Activities	$15,998,524	$6,181,753
Net Cash Used In Investing Activities	(926,318)	(693,519)
Net Cash Used In Financing Activities	(19,994,395)	(1,540,462)
Net Increase (Decrease) In Cash and Cash Equivalents	$(4,992,189)	$3,947,772

Cash Flow from Operating Activities

Net cash provided by operating activities was $16.0 million for fiscal 2020, an increase of $9.8 million, compared to net cash used in operating activities of $6.2 million during fiscal 2019. This increase is primarily due to (1) increase in revenue from fiscal 2019 to fiscal 2020; and (2) management’s focus on operational improvements all resulting in improved cash flows from operations.

Cash Flow from Investing Activities

Net cash used in investing activities was $0.9 million for fiscal 2020, an increase of $0.2 million, compared to net cash used in investing activities of $0.7 million during fiscal 2019. The increase is due to the cash spent as part of Theraplant’s expansion.

Cash Flow from Financing Activities

Net cash used in financing activities was $20.0 million for fiscal 2020, an increase of $18.5 million, compared to net cash provided by financing activities of $1.5 million during fiscal 2019. The increase in cash used was primarily related to the $20.0 million of distributions to members during fiscal 2020 compared to the $2.0 million distributions to members in fiscal 2019.

Funding Sources

Liquidity following the Transactions

Following the consummation of the Business Combinations, we anticipate that cash flows from operations, cash on hand, along with approximately $83.9 million of net cash expected to be funded at the Closing of the Business Combinations after considering the PIPE, Greenrose trust account, transaction costs, payment of any convertible promissory notes and consideration paid for each of the target companies, will be sufficient to fund the liquidity requirements after the Closing Date. From time to time, we may establish new local lines of credit or utilize existing local lines of credit. We will manage our cash balances by utilizing available cash management strategies, which may include intercompany agreements, opening lines of credit, or other banking relationships. However, our ability to service our indebtedness and to fund our other liquidity requirements will depend on our ability to generate and access cash in the future. This is subject to general economic, financial, contractual, competitive, legislative, regulatory, and other factors, some of which are beyond our control, as well as the factors described in “Risk Factors.”

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements or other financing activities with special-purpose entities.

Critical accounting estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make judgments, estimates, and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and underlying assumptions are reviewed on an ongoing basis. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates, revisions to accounting estimates are recognized in the period in which the estimate is revised.

Significant judgments, estimates, and assumptions that have the most significant effect on the amounts recognized in the consolidated financial statements of Theraplant are described below.

Estimated Useful Lives and Depreciation of Property and Equipment and Intangible Assets

Depreciation and amortization of property and equipment and intangible assets are dependent upon estimates of useful lives, which are determined through the exercise of judgment. The assessment of any impairment of these assets is dependent upon estimates of recoverable amounts that take into account factors such as economic and market conditions and the useful lives of assets.

Inventories

The net realizable value of inventories represents the estimated selling price for inventories in the ordinary course of business, less all estimated costs of completion and costs necessary to make the sale. The determination of net realizable value requires significant judgment, including consideration of factors such as shrinkage, the aging of and future demand for inventory, expected future selling price, what we expect to realize by selling the inventory and the contractual arrangements with customers. Reserves for excess and obsolete inventory are based upon quantities on hand, projected volumes from demand forecasts and net realizable value. The estimates are judgmental in nature and are made at a point in time, using available information, expected business plans and expected market conditions. As a result, the actual amount received on sale could differ from the estimated value of inventory. Periodic reviews are performed on the inventory balance. The impact of changes in inventory reserves is reflected in cost of goods sold.

Allowance for Uncollectible Accounts

Allowances for doubtful accounts reflect Theraplant’s estimate of amounts in its existing accounts receivable that may not be collected due to customer claims or customer inability or unwillingness to pay. The allowance is determined based on a combination of factors, including Theraplant’s risk assessment regarding the credit worthiness of its customers, historical collection experience and length of time the receivables are past due. Though infrequent, if ever, account balances are charged off against the allowance when Theraplant believes it is probable the receivable will not be recovered. No allowance for doubtful accounts was required as of March 31, 2021 and December 31, 2020.

Provision for Income Taxes

Theraplant is classified as partnership for income tax purposes. an LLC and does not pay state and federal income taxes. As such, all the income, loss, deductions, and credits are passed through to, and taken into account by, the members of Theraplant.

Theraplant is subject to the limits of IRC Section 280E under which Theraplant is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E.

The state of Connecticut imposes a corporate flow through tax on partnership earnings, resulting in an accrued tax liability. Theraplant recognizes deferred tax amounts arising from timing differences between federal and state depreciation regulations.

Recently Issued Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASC 842”), which will replace ASC 840, “Leases”. This standard introduces a single lessee accounting model and requires a lessee to recognize assets and liabilities for all leases with a term of more than twelve months unless the underlying asset is of low value. A lessee is required to recognize a right-of-use asset representing its right to use the underlying asset and a lease liability representing its obligation to make lease payments. For private companies, the standard will be effective for annual periods beginning on or after December 15, 2020, with earlier application permitted. The standard requires a modified retrospective approach for leases that exist or are entered into after the beginning of the earliest comparative period in the financial statements. At December 31, 2020 and 2019, the Company does not have any leases that qualify under ASU 2016-02.

In August 2018, the FASB issued ASU 2018-13, Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (Topic 820). ASU 2018-13 adds, modifies, and removes certain fair value measurement disclosure requirements. For private companies, ASU 2018-13 is effective for annual beginning after December 15, 2019. The Company is currently evaluating the effect of adopting this ASU on the Company’s consolidated financial statements.

In June 2016, the FASB issued ASC 2016-13, Financial Instruments – Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments. ASU 2016-13 requires entities to measure all expected credit losses for most financial assets held at the reporting date based on an expected loss model which includes historical experience, current conditions, and reasonable and supportable forecasts. Companies will now use forward-looking information to better form their credit loss estimates. ASU 2016-13 also requires enhanced disclosures to help financial statement users better understand significant estimates and judgements used in estimating credit losses, as well as the credit quality and underwriting standards of a company’s portfolio. For private companies, ASU 2016-13 is effective for annual periods beginning after December 15, 2022. The Company does not believe that the impact of the new standard on its consolidated financial statements will be material.

In March 2020, the FASB issued ASU 2020-04 (ASU), Reference Rate Reform (Topic 848) (“ASC 848”), this standard provides optional guidance for a limited period of time to ease the potential burden in accounting for the effects of reference rate reform on financial reporting. Reference rates are widely used in a broad range of financial instruments and other agreements. In response to concerns about structural risks of interbank offered rates, regulators in several jurisdictions around the world have undertaken efforts generally referred to as reference rate reform, to identify alternative reference rates that are more observable or transaction-based and less susceptible to manipulation. As a result of the reference rate reform initiative, certain widely used reference rates are expected to be discontinued. The ASU can be adopted no later than December 31, 2022 with early adoption permitted. The Company is evaluating the effect of adopting this new accounting guidance.

Overview

OUR STRATEGY

Introduction

Our initial business combination and value creation strategy has been to identify, acquire and, after our initial business combination, assist in the growth of a business in the cannabis industry.

The Cannabis business in the United States and Market Conditions. The regulatory landscape for the cannabis business in most States in the Unites States is developing rapidly, even while cannabis is not legal under current federal law. See ”Regulatory Framework.”

Although the cannabis industry has experienced rapid, evolutionary growth and continues to mature, we believe the industry is still highly fragmented and undercapitalized, and companies operating across multiple verticals consistently have trouble accessing capital from traditional sources. Historically, businesses that operate within the legal cannabis industry in the U.S. have relied largely on private money — friends and family, high net-worth individuals and small-to-medium-sized private investment firms, as institutional investors have shied away from companies in the cannabis industry, in particular those that are directly involved in the production, distribution and sale of cannabis (businesses that “touch the plant”). We believe we are creating a compelling structure that will enable one or more target companies to go public, thereby accessing significant capital for both organic growth and for acquisitions of synergistic and often undercapitalized assets.

Given the rapid and continued growth of the legal cannabis market, Greenrose management believes that the ability to move quickly to capitalize on new opportunities is critical to success in creating stakeholder value. Potential areas of interest in the cannabis industry include but are not limited to domestic businesses that are involved in the production, distribution, and sale of cannabis as well as businesses that legally cultivate, process and/or aid in the retail and direct-to-consumer distribution of cannabis. Management has pursued consolidation and integration in mature cannabis markets — e.g., California, Colorado, Oregon, and Nevada — with a focus on production, distribution/processing, and retail sale, which management believes will provide attractive returns to vertical integration throughout the cannabis supply chain as well as scale gains from horizontal consolidation. We believe that in these more developed markets, consumers have increasingly accepted cannabis as a consumer product, opening up the opportunity for building regional cannabis retail and product brands. Additionally, management has pursued opportunities to invest in evolving, less mature limited license medical markets such as Connecticut, newly/recently legalized recreational markets such as Arizona and Michigan. Access to these markets comes with a premium on purchase price, however, we believe that the structure of these markets provides for higher-than-normal margins and return on capital but lack the development to establish brand-building. Management believes that the industry generally is short on qualified cultivations skills, and that by building a strong cultivation team will allow Greenrose to deliver higher quality products than normally available in each of these markets, thereby increasing the company’s markets shares.

Greenrose believes that the four companies that make up the Business Combinations achieve the Greenrose goals by creating a company that is (i) a cash flow positive, high-growth platform upon which Greenrose can continue to build within the cannabis industry; (ii) is vertically integrated, with a focus on cultivation; (iii) a multi-state operator with footprints in both well-established recreational markets and newer limited-license markets; (iv) run by strong operational management with excellent cultivation teams; and (v) is attractively priced in relation to the public markets.

Upon stockholder approval and assuming consummation of the Business Combinations in accordance with their terms and conditions, going forward the Greenrose strategy is to seek to continue to identify cash flow positive businesses, with prospects for high growth, run by experienced industry operators in accordance with applicable law and complementing the growth of the Greenrose platform established by the Business Combination.

In that connection, we intend to:

•        Utilize our Company’s professional networks, to continue to identify leading companies and assets in the cannabis industry that we believe are either underperforming or can use our assistance in implementing a growth strategy, and perform business, financial, legal and regulatory due diligence to achieve a deep level of understanding of a target’s business and its potential fit with Greenrose’s strategy. Our understanding of the dynamics, competitors, trends, risks, and opportunities of the segment enables us to target selected companies and efficiently pursue a potential transaction.

•        Conduct rigorous research and analysis. Performing disciplined, bottom-up fundamental research and analysis is core to our strategy using both publicly available and non-public information sourced by our management team, and we intend to conduct extensive due diligence to evaluate the impact that a transaction may have on a target business. Where our due diligence and negotiation of a transaction on acceptable terms leads to an additional acquisition, we will seek to consummate additional acquisitions and implement the integration of additional businesses into Greenrose’s platform.

•        Acquire future target companies at an attractive price relative to our view of intrinsic value. By supplementing company comparable analysis with analysis and input from industry and financial experts, we intend to develop our own view of the intrinsic value of a potential business combination. In doing so, our management team will evaluate, among others, future cash flow potential, relative industry valuation metrics and precedent transactions to inform its view of intrinsic value, with the intention of creating a business combination at an attractive price relative to such intrinsic value.

•        Implement operational and financial structuring opportunities. We intend to structure and execute the initial Business Combinations and develop the combined business with a capital structure that will support growth in shareholder value while maintaining the flexibility to grow organically and/or through strategic acquisitions.

•        We also intend to develop and implement post-acquisition operations and management practices to improve the business’s operational and financial performance while maintaining a durable platform for future growth. Greenrose plans to integrate its acquisitions using a platform enabled and lead by experienced managers and supported by effective information systems, internal reporting and financial controls, integrated marketing efforts, and ongoing development of cost-effective sources of additional capital to operate our businesses and finance our future growth strategy,

•        We intend to leverage the data collected across our platform to provide deeper insights into consumer needs and market evolution, delivering enhanced precision in product design, brand building and genetics development activities. Effective data mining will create greater cohesiveness across the Greenrose value chain, ultimately delivering better and more consistent customer experiences and optimized operating profits.

We believe that current market conditions continue to provide opportunity to acquire attractive businesses on terms representing attractive value propositions for Greenrose and its stockholders. Our management team intends to evaluate additional opportunities for industry consolidation in the company’s core lines of business as well as opportunities to vertically or horizontally integrate with other industry participants in order to maximize shareholder value.

REGULATORY LANDSCAPE

Compliance with Applicable State Law in the United States

Under U.S. federal law, the possession, use, cultivation, and transfer of marijuana and any related drug paraphernalia remains illegal. Nevertheless, each state in which we anticipate operating in authorizes the cultivation, production, distribution, transportation, and dispensation of medical and/or adult-use marijuana by licensed or registered entities. Although we believe that our business activities are compliant with applicable state and local laws of the United States, strict compliance with state and local laws with respect to marijuana may not absolve us of liability under U.S. federal law, or provide us a defense to any federal proceeding that may be brought against us. Any such proceedings brought against us may result in a material adverse effect on our business

Arizona Regulatory Landscape

In 2010, Arizona passed Ballot Proposition 203, which amended Title 36 to the Arizona Revised Statutes. This amendment added Chapter 28.1, titled the Arizona Medical Marijuana Act (the “AMMA”). The AMMA is codified in Arizona Revised Statutes (“ARS”) § 36-2801 et. seq. The AMMA also appointed the Arizona Department of Health Services (“ADHS”) as the regulator for the program and authorized ADHS to promulgate, adopt and enforce regulations for the AMMA. These ADHS regulations are embodied in the Arizona Administrative Code

Title 9 Chapter 17 (the “Rules”). ARS § 36-2801(12) defines a “nonprofit medical marijuana dispensary” as “a not-for-profit entity that acquires, possesses, cultivates, manufactures, delivers, transfers, transports, supplies, sells or dispenses marijuana or related supplies and educational materials to cardholders.”

The ADHS established the medical marijuana program. To operate within the medical marijuana program, an entity must apply for, and receive from ADHS, a Medical Marijuana Dispensary Registration Certificate (“Certificate”). Each Certificate is vertically integrated and authorizes the entity that holds the Certificate to dispense and cultivate medical cannabis. Each Certificate allows the holding entity to operate one retail dispensary, one on-site cultivation facility located at the same location as the retail dispensary, and one off-site cultivation facility located anywhere within the State of Arizona. Prior to opening its dispensary and cultivation operations, the entity must apply for, and receive an Approval to Operate from ADHS. The entity must then file an application with ADHS to renew its Certificate every two years and must also submit audited annual financial statements. The Rules prohibit an entity from transferring or assigning the Certificate; however, entities that hold a Certificate may contract with third parties to provide various services related to the ongoing operation, maintenance, and governance of its dispensary and/or cultivation facility, so long as such contracts do not violate the requirements of the AMMA or the medical marijuana program.

The ADHS had until April 2012 to establish a registration application system for patients and nonprofit marijuana dispensaries, as well as a web-based verification platform for use by officials and dispensaries to verify a patient’s status. It also specified patients’ rights, qualifying medical conditions, and allowed out-of-state medical marijuana patients to maintain their patient status (though not to purchase marijuana). To purchase medical marijuana, a patient must apply for, and receive from ADHS, a medical marijuana patient card. On December 6, 2012, Arizona’s first licensed medical marijuana dispensary opened in Glendale, Arizona.

To qualify to use medical marijuana under the AMMA, a patient must have a qualifying medical condition. Qualifying medical conditions include Human Immunodeficiency Virus (“HIV”), cancer, glaucoma, Acquired Immune Deficiency Syndrome (“AIDS”), Hepatitis C, Crohn’s disease, agitation of Alzheimer’s disease, Amyotrophic Lateral Sclerosis (“ALS”), Post-Traumatic Stress Disorder (“PTSD”), and a chronic or debilitating disease or medical condition, or the treatment for a chronic or debilitating disease or medical condition, that causes cachexia or wasting syndrome, severe and chronic pain, severe nausea, seizures, or severe or persistent muscle spasms.

On November 3, 2020, Arizona voters passed Proposition 207, known as the “Smart and Safe Arizona Act,” which permits the lawful sale of marijuana to adults over 21 years old for recreational use. Proposition 207 directs ADHS to establish additional rules and regulations regarding the recreational sale of marijuana. Entities that hold a Certificate to sell medical marijuana have the right under Proposition 207 to obtain a Marijuana Establishment License to sell recreational marijuana.

Arizona Licensing Requirements

In order for an applicant entity to receive a Certificate, it must: (i) fill out an application on the form proscribed by ADHS, (ii) submit the applicant’s articles of incorporation and by-laws, (iii) submit fingerprints for each principal officer and board member of the applicant for a background check to exclude certain felonies, (iv) submit a business plan and policies and procedures for inventory control, security, patient education, and patient recordkeeping that are consistent with the AMMA and the Rules to ensure that the dispensary will operate in compliance, and (v) designate an Arizona licensed physician as the Medical Director for the dispensary. Certificates are renewed every two years so long as the dispensary is in good standing with ADHS, pays the renewal fee, and submits an independent third party financial audit.

Once an applicant entity is issued a Certificate, it may establish one physical retail dispensary location, one cultivation location which is co-located at the dispensary’s retail site (if allowed by local zoning), and one additional off-site cultivation location. None of these sites can be operational, however, until the dispensary receives an Approval to Operate from ADHS for the applicable site. This Approval to Operate requires: (i) an application on the ADHS form, (ii) demonstration of compliance with local zoning regulations, (iii) a site plan and floor plan for the applicable property, and (iv) an in-person inspection by ADHS of the applicable location to ensure compliance with the Rules and consistency with the dispensary’s applicable policies and procedures.

With the passage of Senate Bill 1494, Certificates are renewed biennially. Before expiry, an entity holding a Certificate must submit a renewal application. While renewals are granted biennially, there is no ultimate expiry after which no renewals are permitted.

Arizona Security Requirements

Any dispensary facility (both retail and cultivation) must abide by the following security requirements: (i) ensure that access to the facilities is limited to authorized agents of the dispensary who are in possession of a dispensary agent identification card, and (ii) equip the facility with: (a) intrusion alarms and surveillance equipment, (b) exterior and interior lighting to facilitate surveillance, (c) at least one 19-inch monitor for surveillance and a video capable of printing a high resolution still image, (d) high resolution video cameras at all points of sale, entrances, exits, and limited access areas, both in and around the building, (e) 30 days’ video storage, (f) failure notifications and battery backups for the security system, and (g) panic buttons inside each building.

Inspections

ADHS may inspect a facility at any time upon five (5) days’ notice to the dispensary. However, if ADHS receives a complaint that a dispensary is not in compliance with the AMMA or the Rules, ADHS may conduct an unannounced inspection. ADHS will provide written notice to the dispensary via a Statement of Deficiencies of any violations found during any inspection, after which the dispensary has 20 working days to take corrective action and to provide ADHS with a written Plan of Correction.

ADHS shall revoke a Certificate if a dispensary: (i) operates before obtaining Approval to Operate a dispensary from ADHS, (ii) dispenses, delivers, or otherwise transfers cannabis to an entity other than another licensed dispensary, a qualifying patient with a valid registry identification card, or a designated caregiver with a valid registry identification card, (iii) acquires usable cannabis or mature cannabis plants from any entity other than another licensed dispensary, a qualifying patient with a valid registry identification card, or a designated caregiver with a valid registry identification card, or (iv) if a principal officer or board member has been convicted of an excluded felony offense.

Furthermore, ADHS may revoke a Certificate if a dispensary does not: (i) comply with the requirements of the AMMA or the Rules, or (ii) implement the policies and procedures or comply with the statements provided to ADHS with the dispensary’s application.

California Regulatory Landscape

In 1996, California was the first state to legalize medical marijuana through Proposition 215, the Compassionate Use Act of 1996. This provided an affirmative defense for defendants charged with the use, possession and cultivation of medical marijuana by patients with a physician recommendation for treatment of cancer, anorexia, AIDS, chronic pain, spasticity, glaucoma, arthritis, migraine, or any other illness for which marijuana provides relief. In 2003, Senate Bill 420 was signed into law, decriminalizing the use, possession, and collective cultivation of medical marijuana, and establishing an optional identification card system for medical marijuana patients.

In November 2016, voters in California overwhelmingly passed Proposition 64, the “Adult Use of Marijuana Act,” or AUMA, creating an adult-use marijuana program for adult-use 21 years of age or older. In June 2017, the California State Legislature passed Senate Bill No. 94, known as Medicinal and Adult-Use Marijuana Regulation and Safety Act, or “MAUCRSA”, which amalgamated MCRSA and AUMA to provide a set of regulations to govern the medical and adult-use licensing regime for marijuana businesses in the State of California. MAUCRSA went into effect on January 1, 2018. There are three distinct regulatory bodies that oversee the California market, depending on the activity, consisting of (i) Bureau of Cannabis Control (“BCC”), which oversees retail/dispensaries, distribution, microbusinesses, temporary events, and testing laboratories, (ii) California Department of Food and Agriculture(“CDFA”), which oversees cultivation, and (iii) the California Department of Public Health, “CDPH”, which oversees the manufacturing of cannabis products.

California Licensing Requirements

One of the central features of MAUCRSA is known as “local control.” In order to legally conduct commercial cannabis activities and operate a medical or adult-use marijuana business in California, an operator must have both a local and state license. This requires license-holders to operate in cities or counties with marijuana licensing programs. Cities and counties in California are allowed to determine the number of licenses they will issue to marijuana operators, or, alternatively, can choose to ban marijuana licenses.

Once an operator obtains local approval, the operator must obtain a state license from the applicable regulator before conducting any commercial cannabis activities. There are multiple license categories that cover all commercial activity. Categories include: (1) cultivation/nurseries, (2) testing laboratories, (3) distributors/transporters, (4) retailers, (5) microbusinesses, (6) event organizers, and (7) manufacturers. Categories of licenses are further broken down into subtypes. For example, there are multiple types of cultivation licenses available depending upon the size of the cultivation operation and whether the operation is indoors/outdoors or uses mixed lighting. Different manufacturing licenses are available depending upon whether volatile or nonvolatile solvents are used. Retail licenses are available depending upon whether the retailer operates from a store-front or a non-store front.

Prior to the launch of licensed adult-use sales beginning on January 1, 2018, each of the cannabis regulators adopted emergency regulations. On January 16, 2019, California’s three state cannabis licensing authorities announced that the Office of Administrative Law officially approved state regulations for cannabis businesses. The final cannabis regulations took effect immediately and superseded the previous emergency regulations.

The cultivation, processing, and movement, and sale of marijuana within the state is tracked from seed to sale to customer/patients by the METRC system, where into which all licensees are required to input their track and trace data related to marijuana (either manually or using another software that automatically uploads to METRC). Immature plants are assigned a Unique Identifier number, or UID, and this number follows remains with the product, the flowers and biomass resulting from that plant through the supply chain, all the way to the consumer. Each licensee in the supply chain is required to meticulously log any processing, packaging, and sales associated with that UID.

California Security Requirements

Each local government in California has its own security requirements for cannabis businesses, which usually include comprehensive video surveillance, intrusion detection and alarms, and limited access areas in the dispensary. The State also has similar security requirements, including that there be limited-access areas where only employees and other authorized individuals may enter. All licensed employees must wear employee badges. The limited access areas must be locked with “commercial-grade, nonresidential door locks on all points of entry and exit to the licensed premises.”

Each licensed premises must have a digital video surveillance system that can “effectively and clearly” record images of the area under surveillance. Cameras must be in a location that allows the camera to clearly record activity occurring within 20 feet of all points of entry and exit on the licensed premises. The regulations list specific areas which must be under surveillance, including places where cannabis goods are weighed, packed, stored, loaded, and unloaded, security rooms, entrances and exits to the premises, and all point of sale areas.

Licensed retailers must hire security personnel to provide on-site security services for the licensed retail premises during hours of operation. All security personnel must be licensed by the Bureau of Security and Investigative Services.

California also has extensive record-keeping and track and trace requirements for all licensees.

Inspections

All licensees are subject to annual and random inspections of their premises. Inspections can result in notices to correct, or notices of violation, fines, or other disciplinary action by the inspecting agency.

Colorado Regulatory Landscape

On November 7, 2000, Colorado voters approved Amendment 20, which amended the state constitution to allow the use of marijuana in the state by approved patients with written medical consent. On November 6, 2012, Colorado voters approved Amendment 64, which amended the state constitution to establish an adult use cannabis program in Colorado and permit the commercial cultivation, manufacture and sale of marijuana to adults 21 years of age or older. The commercial sale of marijuana for adult use to the general public began on January 1, 2014 at cannabis businesses licensed under the regulatory framework. As of January 1, 2020, medical and adult use marijuana are regulated together under a single statute – the Colorado Marijuana Code.

Under the Colorado Marijuana Code, the Colorado Marijuana Enforcement Department, which is a subset of the Department of Revenue, is empowered to grant licenses to both adult use and medical marijuana businesses, including cultivation facilities, products manufacturers, testing facilities, transporters, researchers and developers, and (in the adult use context) accelerator cultivators, accelerator stores, and hospitality businesses.

Cannabis businesses must also comply with local licensing requirements. Colorado localities are allowed to limit or prohibit the operation of marijuana businesses.

Colorado Licensing Requirements

An application for a marijuana business in Colorado requires submission of (1) a copy of any local license required for the marijuana business, (2) a certificate of good standing from the jurisdiction in which the business was formed, (3) the identity and address of the registered agent in Colorado, (4) organizational documents such as articles of incorporation, bylaws, articles of organization, and similar documents, (5) corporate governance documents, (6) a deed, lease, or similar document establishing the applicant’s ability to use the proposed premises, (7) a facility diagram, (8) findings of suitability with respect to the business’ owners, (8) information regarding securities listings(if the business is publicly traded), (9) financial statements, and documents related to payments of taxes. A business is required to obtain permission from its locality as part of the licensing process.

Colorado Security and Regulatory Requirements

The regulations establish requirements applicable to all marijuana businesses, along with specific requirements for each type of business.

All marijuana businesses in Colorado are required to: (1) create and enforce limited access areas for the protection of marijuana and marijuana products, (2) maintain security alarm systems installed and maintained by a licensed alarm installation company, as well as approved locks and surveillance equipment, (3) follow all applicable laws regarding waste disposal (including cannabis-containing wastes), (4) implement an inventory tracking system used for inventory tracking and recordkeeping, (5) comply with both state and local requirements as to hours of operation, (6) comply with sanitary requirements applicable to employees and production spaces, including sanitation audits, (7) comply with recordkeeping requirements, and (8) maintain and provide procedures for dealing with product recalls.

Cultivation facilities are additionally required to: (1) provide and maintain copies of standard operating procedures for cultivation, harvesting, drying, curing, trimming, packaging, storing, and sampling, (2) comply with requirements related to pesticides, and (3) comply with additional sanitary and product safety requirements.

Marijuana products manufacturers are required to: (1) comply with labeling and dosing requirements related to standardized doses of marijuana, (2) comply with specific prohibitions regarding the shapes, colors, and similar characteristics of edible products, refrain from use of prohibited additives and ingredients, (3) maintain and provide standard operating procedures related to manufacturing of each category of products.

Marijuana dispensaries are subject to additional requirements regarding (1) methods of accepting orders, (2) payments by customers, and (3) identification of customers.

Colorado employs METRC to track seed-to-sale transfers of marijuana throughout the State.

Connecticut Regulatory Landscape

The State of Connecticut has authorized cultivation, possession, and distribution of marijuana for medical purposes by certain licensed Connecticut marijuana businesses. The Medical Marijuana Program, or MMP, registers qualifying patients, primary caregivers, Production Facilities (“PF”), Dispensary Facilities(“DF”), and Dispensary Facility Employees, or DFEs. The MMP was established by Connecticut General Statutes §§ 21a-408–21a429. DFs and production facilities are separately licensed.

The MMP is administered by the Department of Consumer Protection, or DCP. Patients with qualifying debilitating medical conditions qualify to participate in the program, including patients with such conditions include but are not limited to cancer, glaucoma, positive status for human immunodeficiency virus (HIV) or acquired immune deficiency syndrome (AIDS), Parkinson’s disease, multiple sclerosis (MS), and/or chronic pain of at least 6 months. A physician or advanced practice registered nurse must issue a written certification for an MMP patient, and the qualifying patient or caregiver must choose one designated DF where the patient’s marijuana will be obtained.

Connecticut Licensing Requirements

In Connecticut, marijuana may not be produced or dispensed without the appropriate license. The DCP determines how many facility licenses to issue based on the size and location of the PF’s and DFs in operation, the number of qualifying patients registered with the DCP, and the convenience and economic benefits to qualifying patients.

When the DCP determines that additional licenses should be granted, it publishes a notice of open applications. This notice must include the maximum number of licenses to be granted, the deadline for receipt of applications, and the criteria that will be considered when awarding the licenses. Such criteria must include character and fitness of any person who may have control or influence over the operation of the proposed applicant; the location for the proposed of the licensee; the applicant’s ability to maintain adequate controls against the diversion, theft, or loss of marijuana; the applicant’s ability to maintain the knowledge, understanding, judgment, procedures, security controls and ethics to ensure optimal safety and accuracy in the dispensing and sale of marijuana; and the extent to which the applicant or any of the applicant’s backers have a financial interest in another licensee, registrant, or applicant.

Applicants for licenses must identify, among other things, the proposed location, financial statements, criminal background check applications for the applicant and applicant’s backers, a plan to prevent theft and diversion, and a blueprint of the proposed facility. An application for a license also requires the payment of fees as set forth by DCP. If approved, the licensee must pay an additional fee before receiving its license.

Connecticut Dispensary Facility Requirements

A DF may not dispense marijuana from, obtain marijuana from, or transfer marijuana to, a location outside of the state of Connecticut.

Only a pharmacist licensed as a dispensary may dispense marijuana, and only a dispensary or dispensary technician may sell marijuana to qualifying patients, primary caregivers, or research program subjects who are registered with the DCP.

Connecticut Security and Storage Requirements

All facilities must have an adequate security system to prevent and detect loss of marijuana. These systems must use commercial grade equipment, including perimeter alarms, motion detectors, video cameras with 24-hour recordings (which must be retained for at least 30 days), silent alarms, panic alarms, a failure notification system, and the ability to remain operational during a power outage. Each facility must also have a back-up alarm system approved by the Commissioner. The outside perimeter of every facility must be well-lit. All equipment must be kept in good working order and tested at least twice per year.

A license holder must:

•        Not maintain marijuana in excess of the quantity required for normal, efficient operation;

•        Store all marijuana in an approved safe or approved vault and in such a manner as to prevent diversion, theft or loss;

•        Maintain all marijuana in a secure area or location accessible only to specifically authorized employees, which shall include only the minimum number of employees essential for efficient operation;

•        Keep all approved safes and approved vaults securely locked and protected from entry, except for the actual time required to remove or replace marijuana;

•        Keep all locks and security equipment in good working order;

•        Keep the facility securely locked and protected from entry by unauthorized employees; and

•        Post a sign at all entry ways into any area of the DF containing marijuana stating, “Do Not Enter — Limited Access Area — Access Limited to Authorized Employees Only.” All deliveries must be carried out under the direct supervision of a pharmacist licensed as a dispensary, who must be present to accept the delivery. Upon delivery, the marijuana must immediately be placed in an approved safe or approved vault within the dispensary.

Inspections

All documents required to be kept by a facility must be maintained in an auditable format for no less than three years. These records must be provided to the Commissioner or an authorized delegate immediately upon request. Additionally, the Commissioner and authorized delegates may enter any place, including a vehicle, where marijuana is held, produced, or otherwise handled, and inspect in a reasonable manner such place and all pertinent items and documents within it.

Michigan Regulatory Landscape

In November 2008, Michigan residents approved the Michigan Medical Marihuana Act (the “MMMA”) to provide a legal framework for a safe and effective medical marijuana program. The MMMA did not establish a licensing framework for medical marijuana establishments, rather it allowed caregivers to grow and dispense medical marijuana to those qualifying patients. In September 2016, the Michigan legislature passed the Medical Marihuana Facilities Licensing Ac7 (the “MMFLA”) and the Marihuana Tracking Act38 (the “MTA” and together with the MMMA and the MMFLA, the “Michigan Cannabis Regulations”) to provide a comprehensive licensing and tracking scheme, respectively, for the medical marijuana program. Additionally, the Michigan Department of Licensing and Regulatory Affairs and its licensing agency, the Marijuana Regulatory Administration (“MRA”), a department within the Michigan Licensing and Regulatory Affairs (“LARA”), has supplemented the Michigan Cannabis Regulations with Administrative Rules to further clarify the regulatory landscape surrounding the medical marijuana program.

Michigan Licensing Requirements

Under the MMFLA, Michigan administrates five (5) types of “state operating licenses” for medical marijuana businesses: (i) a “grower” license, (ii) a “processor” license, (iii) a “secure transporter” license, (iv) a “provisioning center” (which is how dispensaries are defined under the MMFA) license and (v) a “safety compliance facility” license. There are no stated limits on the number of licenses that can be made available on a state level; however, the State has discretion over the approval of applications and municipalities can pass additional restrictions.

On November 6, 2018, Michigan voters approved Proposal 1, to make marijuana legal under state and local law for adults 21 years of age or older and to control the commercial production and distribution of marijuana under a system that licenses, regulates, and taxes the businesses involved. The act, known as the Michigan Regulation and Taxation of Marijuana Act (“MRTA”). .

On November 13, 2019, the MRA announced that any existing medically licensed businesses would be allowed to sell recreational use cannabis beginning December 1, 2019; provided that it acquired an adult use license to engage in such activities. MRTA created the same set of licenses as under the MMLFA, however, provisioning centers have been renamed to adult-use “retailers”.

Michigan Regulatory Requirements

Medical marijuana products may be purchased in a retail setting from a “provisioning center, by registered qualified patients or registered primary caregivers connected to a registered qualifying patient Adult use sales of marijuana may occur to anyone over the age of 21 only from licensed retailers.

For registered qualifying patients, the daily purchasing limit is 2.5 ounces, and for registered primary caregivers, the daily purchasing limit is 2.5 ounces per underlying registered qualifying patient that the registered primary caregiver is connected with through the registration process. Finally, the licensee shall verify in the statewide monitoring system that the sale or transfer does not exceed the monthly purchasing limit of ten (10) ounces of marijuana product per month to a qualifying patient, either directly or through the qualifying patient’s registered primary caregiver.

Allowable forms of medical and adult use marijuana include smokable dried flower, dried flower for vaporizing and marijuana infused products, which are defined under the Act to include topical formulations, tinctures, beverages, edible substances or similar products containing usable marijuana that is intended for human consumption in a matter other than smoke inhalation. Under the Michigan Cannabis Regulations, marijuana-infused products shall not be considered food.

Qualifying conditions for the medical marijuana program in Michigan are the following:

•        Cancer, glaucoma, positive status for human immunodeficiency virus, acquired immune deficiency syndrome, hepatitis C, amyotrophic lateral sclerosis, Crohn’s disease, agitation of Alzheimer’s disease, nail patella or the treatment of these conditions;

•        A chronic or debilitating disease or medical condition or its treatment that produces 1 or more of the following: cachexia or wasting syndrome; severe and chronic pain; severe nausea; seizures, including but not limited to those characteristic of multiple sclerosis;

•        Post-Traumatic Stress Disorder (PTSD); and/or

•        Any other medical condition or its treatment approved by the department under the Michigan Cannabis Regulations.

In the state of Michigan, only cannabis that is grown and manufactured in the state can be sold in the state.

Michigan selected Franwell’s METRC software as the state’s third-party solution for integrated seed to sale tracking and verification. Using METRC, regulators are able to track third party inventory, permissible sales and seed-to-sale information.

Nevada Regulatory Landscape

The use of medical marijuana was legalized in Nevada by a ballot initiative in 2000. Nevada has legislatively enacted the licensing of medical marijuana business establishments since 2013. Adult-use cannabis was approved in November 2016, when voters in Nevada passed an adult-use cannabis measure to allow for the licensing of business establishments to engage in the sale of adult-use cannabis in the State. The first retail stores to sell adult-use marijuana began sales in July 2017. As of July 1, 2020, the Nevada Cannabis Compliance Board (the successor to the Nevada Department of Taxation as the applicable regulatory agency) governs and administers regulatory oversight for the medical and adult-use cannabis programs. Cities and counties in Nevada are allowed to determine the number of local marijuana licenses they will issue up to the maximum number allocated by the statute.

Nevada Licensing Requirements

Under applicable laws, businesses must have licenses to cultivate, manufacture, process, package, sell, and purchase marijuana, and must do so pursuant to the terms of the licenses and Nevada regulations.

State issued licenses are renewed annually, and local business licenses are renewed quarterly or annually, and there is no ultimate expiry after which no renewals are permitted. Additionally, in respect of the renewal process, provided that the requisite renewal fees are paid, the renewal application is submitted in a timely manner along with the necessary supporting documents, including requisite background investigations, and regulatory requirements are met, the licensee would expect to receive the applicable renewed license in the ordinary course of business. Only marijuana that is grown/produced in the State by a licensed establishment may be sold in the State.

Nevada Reporting Requirements

The State of Nevada uses METRC as the State’s computerized seed-to-sale tracking system used to track commercial marijuana activity. Individual licensees whether directly or through third-party integration systems are required to push data to the State to meet reporting requirements.

Nevada Storage and Security Requirements

To ensure the safety and security of cannabis business premises and to maintain adequate controls against diversion, theft, and loss of cannabis and cannabis products, Nevada licensed cannabis establishments are required to do the following:

•        Maintain an enclosed, locked facility;

•        Have a single secure entrance;

•        Train employees in security measures and controls, emergency response protocol, confidentiality requirements, safe handling of equipment, procedures for handling products, as well as the differences in strains, methods of consumption, methods of cultivation, methods of fertilization and methods for health monitoring;

•        Implement and install, security equipment and practices to deter and prevent unauthorized entrances, including devices that detect unauthorized intrusion (which may include a signal system); electronic monitoring devices, and lighting requirements

•        Implement security procedures that: (i) restrict access of the establishment to only those persons/employees authorized to be there; (ii) deter and prevent theft; (iii) provide identification (badge) for those persons/employees authorized to be in the establishment; (iv) prevent loitering; (v) require and explain electronic monitoring; and (vi) require the use of automatic or electronic notifications to alert local law enforcement of any security breaches.

Oregon Regulatory Landscape

Oregon has both a medical and adult-use cannabis program. The Oregon Medical Marijuana Act (“OMM”) was established by Oregon Ballot Measure 67 in 1998 to allow for the cultivation, possession and use of cannabis by patients upon doctor recommendation. The OMM removed criminal penalties for medical cannabis for patients with debilitating medical conditions whose doctor verified the condition and determined medical cannabis may alleviate the condition. Qualifying conditions include cancer, chronic pain, glaucoma and HIV/AIDS. The Oregon Medical Marijuana Program (“OMMP”) administers the program within the Oregon Department of Human Services. Patients obtain permits through the Oregon Department of Human Services.

In 2014, Measure 91 was approved by ballot initiative, which legalized non-medical cultivation and uses of cannabis effective July 1, 2015. Oregon Governor Kate Brown signed an emergency bill declaring cannabis sales legal to adult-use users from commercial dispensaries effective October 1, 2015. Effective January 1, 2017, cannabis was permitted to be sold for adult-use only by businesses that obtained a recreational retailer license from the Oregon Liquor Control Commission (“OLCC”). Holders of retailer licenses are permitted to sell cannabis for medical use to an OMMP patient 18 years of age or older whereas the minimum age to purchase cannabis for adult-use is 21.

Oregon Licensing Requirements

Oregon does not limit the number of retailers, growers or processing licenses. The OLCC regulates all adult-use retailers, producers, processors and lab licenses. OMMP regulates medical growers and dispensaries. To operate legally under state law, cannabis operators must obtain a state license and local approval. Applicants for each license class are subject to the respective requirements and criteria of the OLCC which include but are not limited to criminal background checks, zoning requirements, readiness inspection, and state registration.

Retailer, producer and processer licenses are valid for one year and the licensees are required to submit a renewal application at least 20 days before the date of expiration. The license holders must ensure that no cannabis is sold, delivered, transported or distributed by a producer from or to a location outside of Oregon.

Oregon Record-keeping/Reporting Requirements

Oregon uses METRC as its track and trace system and allows other third-party system integration via an API to track cannabis. All cannabis products dispensed are documented at point of sale.

The OLCC requires all cannabis licensees to have and maintain records that clearly reflect all financial transactions and the financial condition of the business. The following records may be kept in either paper or electronic form and must be maintained for a three year period and be made available for inspection if requested by the OLCC: (a) purchase invoices and supporting documents for items and services purchased for use in the production, processing, research, testing and sale of cannabis items that include from whom the items were purchased and the date of purchase, (b) bank statements for any accounts, (c) accounting and tax records, (d) documentation of all financial transactions, including contracts and agreements for services performed or received, and (e) all employee records, including training.

Oregon Inventory/Storage Requirements

All cannabis items on a licensed retailer’s premises must be held in a safe or vault. All usable cannabis, cut and drying mature cannabis plants, CBD concentrates, extracts or products on the licensed premises of a licensee other than a retailer are to be kept in a locked, enclosed area within the licensed premises that is secured with at a minimum, a steel door with a steel frame or equivalent, and a commercial grade, non-residential door lock.

All licensees must keep all video recordings and archived required records not stored electronically in a locked storage area. Current records may be kept in a locked cupboard or desk outside the locked storage area during hours when the licensed business is open.

Inspections

All marijuana licensees may be subject to safety inspections of licensed premises by state or local government officials to determine compliance with state or local health and safety laws. The OLCC also may conduct an inspection at any time to ensure that a registrant, licensee or permittee is in compliance with Oregon state laws. A licensee, licensee representative, or permittee must cooperate with the OLCC during an inspection. If licensee, licensee representative or permittee fails to permit the OLCC to conduct an inspection the OLCC may seek an investigative subpoena to inspect the premises and gather books, payrolls, accounts, papers, documents or records.

Regulatory Approvals Required by the Business Combinations

Notice to and/or the approval or consent by the following U.S. State and local authorities is anticipated to be required Greenrose in connection with the Business Combination transactions:

•        Arizona Department of Health Services

•        Connecticut Department of Consumer Protection

•        California Bureau of Cannabis Control

•        City of Moreno Valley

•        Colorado Marijuana Enforcement Division

•        City of Boulder

•        City of Denver

•        Michigan Marijuana Regulatory Agency

•        City of Bay City

•        City of Hazel Park

•        City of Lapeer

•        Nevada Cannabis Compliance Board

•        City of Henderson

•        Oregon Liquor Control Commission

•        City of Portland

COVID-19

In December 2019, a novel coronavirus outbreak and related disease (known as COVID-19) was identified in Wuhan, China. In March 2020 the World Health Organization declared the outbreak of COVID-19 a pandemic. We are closely monitoring the impact of COVID-19 on all aspects of our business.

COVID-19 has disrupted, and we believe will continue to disrupt, our normal operations. There have been both positive and negative impacts, some quantifiable and others not quantifiable based on our limited historical data as an emerging growth company. Therefore, it is difficult for us to quantify the overall impact of the COVID-19 pandemic on our revenues.

EXECUTIVE COMPENSATION

Executive Compensation

No executive officer has received any cash compensation for services rendered to us. Until consummation of an initial business combination, we will pay our Sponsor, an aggregate fee of $10,000 per month for providing us with office space and certain office and secretarial services. However, this arrangement is solely for our benefit and is not intended to provide any of our officers or directors with compensation in lieu of a salary. We may also pay consulting, success or finder fees to our sponsor, officers, directors, initial stockholders or their affiliates in connection with the consummation of our initial business combination. They will also receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations, as well as traveling to and from the offices, plants, or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management, or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to our shareholders. The amount of such compensation may not be known at the time of a shareholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Since our formation, we have not granted any stock options or stock appreciation rights or any other awards under long-term incentive plans to any of our executive officers or directors.

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis (“CD&A”) provides information regarding the executive compensation programs for Greenrose’s three most highly compensation executive officers (“Greenrose’s named executive officers”):

Summary Compensation Table

The following table sets forth information concerning the compensation of the named executive officers for the period ending December 31, 2021:

	Year	Salary ($)	Bonus ($)	Option Awards ($)[1]	All Other Compensation	Total
William F. Harley III, Chief Executive Officer, Director	2021	508,000
Paul Otto Wimer, President and Chief Operating Officer	2021	408,000
Brendan Sheehan, Executive Vice President, Corporate Strategy, and Investor Relations, Director	2021	350,000

____________

[1]      The amounts in this column represent the aggregate grant-date fair value of awards granted to each named executive officer, computed in accordance with the FASB’s Accounting Standards Codification (“ASC”) Topic 718.

At the Closing of the Business Combinations, Greenrose’s named executive officers will become the executive officers of the Post-Combinations Company. In compliance with SEC rules, the information described herein is largely historical but the Post-Combinations Company expects to adopt a public company compensation structure for its executive officers following the completion of the Business Combinations. We expect that the Post-Combinations Company’s board of directors will work with management to develop and maintain a compensation framework following the consummation of the Business Combinations that is appropriate and competitive for a public emerging growth company.

Compensation Objectives and Philosophy

The objective of the executive compensation and benefits program is to establish and maintain a competitive total compensation program that will attract, motivate, and retain the qualified and skilled talent necessary for Greenrose’s continued success. Greenrose’s compensation structure is designed to (i) motivate its named executive officers to achieve or exceed financial and operational objectives established for Greenrose at the beginning of the year and reward them for their achievements when those objectives are met and (ii) allow them to participate in Greenrose’s financial success.

The overall level of total compensation for Greenrose’s named executive officers as described herein is intended to be reasonable and competitive, taking into account factors such as the individual’s experience, performance, duties and scope of responsibilities, prior contributions and future potential contributions to Greenrose’s business. With these principles in mind, Greenrose structured its compensation program to offer competitive total pay packages that it believes enables it to retain and motivate executives with the requisite skill and knowledge and to ensure the stability of its management team, which is vital to the success of Greenrose’s business.

MANAGEMENT AFTER THE BUSINESS COMBINATIONS

Composition of Greenrose Board of Directors After the Business Combinations

DIRECTORS AND EXECUTIVE OFFICERS OF GREENROSE

Board of Directors and Management

Assuming the Director Election Proposal is approved by our stockholders at the special meeting, the following is a list of the persons who are anticipated to be Greenrose’s directors and executive officers following the Business Combinations and their ages as of 6/4/2021 and anticipated positions following the Business Combinations.

Name	Age	Position
William F. Harley III	57	Chief Executive Officer, Director
Paul Otto Wimer	57	President and Chief Operating Officer
Jeffrey Stegner	65	Chief Financial Officer
Daniel Harley	56	Executive Vice President, Business Development, Director
Brendan Sheehan	51	Executive Vice President, Corporate Strategy and Investor Relations, Director
Steven Cummings	57	Director
John Falcon	73	Chairman
Thomas Megale	61	Director
John Torrance III	46	Director

William F. Harley III has served as our Chief Executive Officer and Director since our inception. Mr. Harley has over 30 years of experience in agriculture, real estate and finance. Mr. Harley currently serves as a managing member of our sponsor. From 2012 through 2018 Mr. Harley served as President of Bhavana Berries LLC, a vertically integrated branded organic blueberry business located on the North Fork of Long Island. From 2010 to 2012, Mr. Harley was the Chief Executive Officer of National Pecan Company, which became the largest, vertically integrated pecan company in the world, and was later acquired by Diamond Foods, Inc. in 2017. Since 2011, Mr. Harley has been the Managing Member and majority owner of The Arsenal Group, which is involved in the acquisition, remediation and redevelopment of a “brownfield” industrial real estate project. In 2012, HRK Holdings, LLC and HRK Industries, LLC, entities owned by The Arsenal Group, both filed for Chapter 11 bankruptcy protection in the U.S. Bankruptcy Court for the Middle District of Florida and emerged from bankruptcy protection in 2017. Prior to these endeavors Mr. Harley spent nearly twenty years in asset management. Mr. Harley holds a Master’s Degree in Public and Private Management from Yale University’s School of Management and received a BS degree in Chemical Engineering and a BA in Economics from Yale University. We believe Mr. Harley is well-qualified to serve as a member of the board due to his agriculture and business experience, as well as his contacts and relationships.

Paul Otto Wimer has served as our President and Chief Operating Officer since our inception. Since 2017 Mr. Wimer has served as the Chief Experience & Strategy Officer of Tivity Health, Inc., a publicly traded health and wellness company, where he is responsible for the company’s innovation, product management, digital marketing, business development, corporate development and call center operations. From 2010 through 2017 he served as a Senior Principal of Clareo Inc., a management consulting firm where he was responsible for business development, client management and project delivery. From 2010 to present he serves as the founder of Aspen Lane LLC, a strategic grow advisory firm. Mr. Wimer holds a BS in Chemical Engineering from Yale University and a Master of Business Administration from Harvard University.

Jeffrey Stegner has served as our Chief Financial Officer since our inception. Mr. Stegner has over 30 years of experience in the finance industry. From July 1988 through August 2019, Mr. Stegner worked as a banker at Citigroup Inc., most recently as a Director and Senior Credit Officer, where he was tasked with oversight of commercial loans and determining their risks. From January 1986 through July 1988, Mr. Stegner was a Banker, Account Executive for the Bank of Nova Scotia and between June 1978 and January 1986 he worked as a licensed engineer. Mr. Stegner holds a Master of Business Administration in Banking, Finance and Investments from Hofstra University and a BS in Civil/Structural Engineering from New York University.

Daniel Harley has served as our Executive Vice President, Business Development and a Director since our inception. Mr. Harley has over 25 years of investment experience, having invested in private and public companies both domestically and internationally. He currently serves as a managing member of our sponsor. From 2016 through 2018 he served as a Portfolio Manager at Narmo Capital Management, a Saudi family office based out of Bahrain, where he was responsible for the concept, formation and launch of a global event driven fund. From 2010 through 2016 he was the Founder, Principal and Portfolio Manager of Unqua Capital Management (and its predecessor Bannon Alternative Strategies). Mr. Harley began his career as an associate investment banker at Ryan Beck & Associates from 1991 through 1993 where he participated in a full range of investment banking and corporate services. From 1993 through 1998 he worked at Allen & Company Inc. as an OTC Market Maker trading in post-bankruptcy equities and warrants, and then managed the company’s special situations fund. In 1999 he joined his brother, William F. Harley III, our Chief Executive Officer to form HBV Alternative Strategies and its successor companies, where he helped grow assets from $5 million to a peak of over $1.3 billion. Mr. Harley received a Master of Business Administration in Finance from St. Joseph’s University and a BS in Biology from the University of Delaware. We believe Mr. Harley is well-qualified to serve as a member of the board due to his business experience, as well as his contacts and relationships.

Brendan Sheehan has served as our Executive Vice President, Corporate Strategy and Investor Relations and a Director since our inception. Mr. Sheehan has over 25 years of experience in business development, sales and operations in the finance, technology and healthcare industries. He currently serves as a managing member of our sponsor. Mr. Sheehan has an extensive network of family offices and high net-worth individuals with whom he has raised funds for the cannabis industry. Since 2015 he has served as the founder of Greenrose Co, an executive recruiter for hedge funds and fintech firms as well as for companies in the cannabis industry. Between 2010 and 2014 he served as a bond broker at Tullet Prebon (now part of TP ICAP plc) and prior to that served in similar positions with leading firms such as Tradition Securities and Futures and GFI Group. Mr. Sheehan began his finance career as a hedge fund analyst at Mellon HBV, specializing in distressed asset evaluations. Mr. Sheehan received a Master of Business Administration from New York University and a BA from Yale University. We believe Mr. Sheehan is well-qualified to serve as a member of the board due to his business experience, as well as his contacts and relationships.

Steven Cummings has served as a member of our Board of Directors since October 2019. Since 2017 Mr. Cummings has served as the Vice President of Business Development Munitions and Government of Day & Zimmermann, a privately held company in the fields of construction, engineering, staffing and ammunition manufacture, operating out of 150 locations worldwide. From 2016 through 2017, Mr. Cummings was the President of Chemring Group US, and a member of its United States board of directors, and Chemring Sensors and Electronic Systems. In this capacity, Mr. Cummings had profit and loss responsibility for Chemring’s wide range of critical and lifesaving chemical, biological, and improvised explosive device (IED) detection systems. Beginning in 2015, Mr. Cummings was the Chemring Group Vice President of Global Business Development and prior to that, Vice President of Business Development for North America responsible for customer relations and growing the business. Prior to entering private industry, Mr. Cummings had a distinguished 28-year career in the US Army retiring at the rank of Colonel. Mr. Cummings served in a number of significant Army leadership positions including Project Manager Close Combat Systems at PEO Ammunition, where he was responsible for procurement and management of more than 200 ammunition items and counter-IED equipment. He also personally led the training teams that were fielding that equipment in Afghanistan in 2011. Mr. Cummings holds multiple educational degrees, including a BS from the US Military Academy at West Point, a Master of Business Administration from Clemson University and a Master’s Degree in Strategic Studies from the US Army War College. Mr. Cummings’ military awards include the Defense Superior Service Medal, two awards of the Legion of Merit, the Bronze Star for service in Afghanistan, the Army Staff Identification Badge and Airborne wings. We believe Mr. Cummings is well-qualified to serve as a member of the board due to his business experience serving in prominent leadership roles in both the private and public sectors as well as his business contacts.

John Falcon has served as our Chairman since October 2019. He has over 40 years of experience working with manufacturing and automotive industries and has helped turn around numerous underperforming companies. From 2014 to 2017 Mr. Falcon served as the President & Chief Executive Officer of U.S. Manufacturing Corporation, a provider of critical axle components with approximately $400M of revenue and 1,500 employees. During his time at U.S. Manufacturing, Mr. Falcon oversaw the reorganization of the company and prepared it for a sale. From 2011 through 2017, Mr. Falcon has also served as the Chairman, President and Chief Executive Officer of JAC Products Inc., a global leader of roof racking systems with approximately $400M of revenue and 1,250 employees. At JAC Products Mr. Falcon took the company’s business from a deficit to achieving record margins and assisted in the sale of the company in 2016. From 2009 through 2010, he served as the Chairman, President, Chief Operating Officer and

Co-Founder of Bannon Automotive, one of the world’s premiere sellers of electric cars. Mr. Falcon was instrumental in all aspects of technical and operational activities, including the sale of the company to a large Indian multinational corporation. Mr. Falcon has served on the board of directors of several public and private companies, including Huntingdon International Holdings and Shiloh Industries, both of which are traded on Nasdaq and currently serves on the board of directors of Beacon and Bridges, a private company and is a member of the operations group of Center Rock Capital Partners, LP, a private equity firm. Mr. Falcon earned his BA from Muskingum College, where he majored in Communications and minored in Economics. We believe Mr. Falcon is well-qualified to serve as a member of our board of directors due to his business experience as well as business contacts and relationships.

Thomas Megale has served as a member of our Board of Directors since October 2019. He has over 30 years of experience as a Certified Public Accountant. Since 1996, Mr. Megale has been the owner and managing member of TJ Megale CPA PLLC, where he has advised both individuals and private companies on tax planning and compliance. From 1986 through 2006, Mr. Megale was a partner at the accounting firm of Abbate + Megale, Certified Public Accountants, LLP. Mr. Megale received his BS from the School of Management of Boston College and has been a Certified Public Accountant licensed in the State of New York since 1985. We believe Mr. Megale is well-qualified to serve as a member of the board due to his accounting experience as well as his business contacts.

John Torrance III has served as a member of our Board of Directors since October 2019. He has over 20 years of experience in the specialty chemical and alternative energy sectors. Since 2016, Mr. Torrance has been working for Element Solutions (formerly Platform Specialty Products) a publicly held corporation serving the consumer electronics, automotive, graphic solutions & offshore drilling industries with proprietary specialty chemicals and application expertise. Mr. Torrance is currently the Vice President of Supply Chain of North & South America leading the integration of 5 legacy businesses with 12 plants in the US, Canada, Mexico & Brazil. Prior to his role at Element Solutions, Mr. Torrance spent 15 years with increasing levels of responsibility in Operations and Manufacturing for an alternative energy start-up Proton Onsite. He spent time designing, building and outfitting the company’s turnkey global headquarters in Wallingford, CT while also developing the business processes and software systems to support late-stage commercialization of their patented Polymer Exchange Membrane (PEM) based technology. The company was founded in 1996 and grew to the global leader in onsite hydrogen generation for commercial & industrial markets and oxygen generation for military & aerospace applications. Mr. Torrance has a B.S. in Chemical Engineering from Bucknell University while also studying abroad at the University of Nottingham. We believe Mr. Torrance is well-qualified to serve as a member of our board of directors due to his business experience as well as business contacts and relationships.

Director Independence

Our board has determined that each of Steven Cummings, John Falcon, Thomas Megale and John Torrance III is an “independent director” under the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Our board of directors will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

Audit Committee

Effective February 13, 2020, we established an audit committee of the board of directors, in accordance with Section 3(a)(58)(A) of the Exchange Act, which consists of Steven Cummings, John Falcon and John Torrance III, each of whom is an independent director under Nasdaq’s listing standards. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq’s listing standards. In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that John Falcon qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Nominating Committee

Effective February 13, 2020, we established a nominating committee of the board of directors, which consists Steven Cummings, John Falcon and John Torrance III, each of whom is an independent director under Nasdaq’s listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated:

•        should have demonstrated notable or significant achievements in business, education or public service;

•        should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•        should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background, and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

There have been no material changes to the procedures by which security holders may recommend nominees to our board of directors.

Compensation Committee

Effective February 13, 2020, we established a compensation committee of the board of directors, which consists of John Falcon, John Torrance III and Thomas Megale, each of whom is an independent director under Nasdaq’s listing standards. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

•        prepare the disclosure required by Item 407(e)(5) of Regulation S-K.

Code of Ethics

Effective February 13, 2020, we adopted a code of ethics that applies to all of our executive officers, directors, and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

We have previously filed copies of our form Code of Ethics, our form of Audit Committee Charter and our form of Compensation Committee Charter as exhibits to our registration statement in connection with our IPO. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at 111 Broadway, Amityville, NY 11701.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the Board or compensation committee of any entity that has one or more executive officers serving on our Board.

Conflict of Interests

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present an initial business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of an initial business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor these fiduciary obligations under applicable law. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors will materially affect our ability to complete our Business Combinations.

In addition, our Sponsor, officers and directors may participate in the formation of, or become an officer or director of, any other blank check company prior to completion of our Business Combinations. As a result, our Sponsor, officers or directors could have conflicts of interest in determining whether to present initial business combination opportunities to us or to any other blank check company with which they may become involved. Although we have no formal policy in place for vetting potential conflicts of interest, our Board will review any potential conflicts of interest on a case-by-case basis.

Investors should also be aware of the following other potential conflicts of interest:

•        The fact that our Initial Stockholders have agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve the proposed Business Combinations;

•        The continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combinations;

•        the fact that our Sponsor, officers and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations;

•        the fact that our Sponsor, officers and directors will lose their entire investment in us if an Initial Business Combination is not completed; and

•        the anticipated continuation of members of our Board of Directors as directors after the Business Combinations as before the Business Combinations.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if: (i) the corporation could financially undertake the opportunity; (ii) the opportunity is within the corporation’s line of business; and (iii) it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our current certificate of incorporation provides that the doctrine of corporate opportunity will not apply with respect to any of our officers or directors in circumstances where the application of the doctrine would conflict with any fiduciary duties or contractual obligations they may have.

In connection with the 2019 formation of Sponsor, our CEO provided his personal assurance to investors in the Sponsor providing that if Greenrose does not complete the acquisition of one or more businesses and liquidates, our CEO would personally pay certain investors one-half of any loss on their investment in Sponsor. In the event the Business Combinations were not to close, and investors in Sponsor ultimately suffered a loss on their investment, our CEO would be obligated to pay one-half of any losses such investors realize on their investment in the Sponsor.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the Board or compensation committee of any entity that has one or more executive officers serving on our Board.

Accordingly, if any of the above executive officers or directors become aware of an initial business combination opportunity which is suitable for any of the above entities to which he or she has then-current fiduciary or contractual obligations, he or she will honor these obligations to present such initial business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that any of the foregoing fiduciary duties or contractual obligations will materially affect our ability to complete our initial business combination. Our current certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our Company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

Limitation on Liability and Indemnification of Directors and Officers

The Amended and Restated Certificate of Incorporation, which will be effective upon consummation of the Business Combination, limits the Post-Combinations Company’s directors’ liability to the fullest extent permitted under the DGCL. The DGCL provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability:

•        for any transaction from which the director derives an improper personal benefit;

•        for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•        for any unlawful payment of dividends or redemption of shares; or

•        for any breach of a director’s duty of loyalty to the corporation or its stockholders.

If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the Post-Combinations Company’s directors will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Delaware law and the Post-Combinations Company’s Amended and Restated Bylaws, which will be effective upon the consummation of the Business Combinations, provide that the Post-Combinations Company will, in certain situations, indemnify the Post-Combinations Company’s directors and officers and may indemnify other team members and other agents, to the fullest extent permitted by law. Any indemnified person is also entitled, subject to certain limitations, to advancement, direct payment, or reimbursement of reasonable expenses (including attorneys’ fees and disbursements) in advance of the final disposition of the proceeding.

DESCRIPTION OF SECURITIES

The following summary of the material terms of the Post-Combinations Company’s securities following the Business Combinations is not intended to be a complete summary of the rights and preferences of such securities. The full text of the Proposed Charter is attached as Annex A to this proxy statement. We urge you to read our Proposed Charter in its entirety for a complete description of the rights and preferences of the Post-Combinations Company’s securities following the Business Combinations.

Unless otherwise indicated, references in this section to the “Company,” “we,” “us,” and “our” are to Greenrose.

Authorized and Outstanding Stock

Upon the consummation of the Business Combinations, the Post-Combinations Company’s authorized capital stock will consist of 150,000,000 shares of Common Stock, par value $0.0001 per share; and 1,000,000 shares of Preferred Stock, par value $0.0001 per share.

Voting Rights

The existing charter for Greenrose had provided that each holder of the shares of Common Stock was entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote. The holders of the shares of Common Stock do not have cumulative voting rights in elections of directors. Generally, all matters to be voted on by stockholders had be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all stockholders present in person or represented by proxy, voting together as a single class.

The Proposed Charter will provide that, subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of the outstanding shares of Common Stock of the Post-Combinations Company will vote together as a single class on all matters with respect to which stockholders of the Post-Combinations Company are entitled to vote under applicable law, the Proposed Charter or the Amended and Restated Bylaws or upon which a vote of stockholders generally entitled to vote is otherwise called for by the Post Combinations Company, except that, except as may otherwise be required by applicable law, each holder of Common Stock will not be entitled to vote on any amendment to the Proposed Charter that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either voting separately as a single class or together as a class with the holders of any other outstanding series of Preferred Stock, to vote thereon pursuant to the Proposed Charter or the DGCL.

No Preemptive Rights

The Proposed Charter will not provide the holders of Common Stock with preemptive rights.

Preferred Stock

Our Proposed Charter will provide that shares of Preferred Stock may be issued from time to time in one or more series. Our Board is authorized to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. Our Board is able, without stockholder approval, to issue Preferred Stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the Common Stock and could have anti-takeover effects. The ability of our Board to issue Preferred Stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management. We have no Preferred Stock outstanding at the date hereof. Although we do not currently intend to issue any shares of Preferred Stock, we cannot assure you that we will not do so in the future.

Liquidation, Dissolution or Winding Up

The Proposed Charter will provide that upon the liquidation, dissolution or winding up of the Post-Combinations Company (either voluntary or involuntary), the holders of Common Stock will be entitled to share ratably in the assets and funds of the Post-Combinations Company that are available for distribution to stockholders of the Post-Combinations Company.

Dividends

We have not paid any cash dividends on our Common Stock to date and do not intend to pay cash dividends prior to the completion of the Business Combinations. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any cash dividends subsequent to the Business Combinations will be within the discretion of our Board at such time. In addition, our Board is not currently contemplating and does not anticipate declaring any stock dividends in the foreseeable future. Further, if we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.

Our Transfer Agent

The transfer agent for our securities is Continental Stock Transfer & Trust Company, LLC.

Listing of Our Securities

Our Common Stock is traded on Nasdaq under the symbol “GNRS.”

We plan to transition the OTCQX prior to consummation of the proposed Business Combinations.

Registration Rights

At the Closing of the Business Combinations, Greenrose will enter into the Registration Rights Agreement, substantially in the form attached as Annex J to this proxy statement, with the Restricted Stockholders.

Certain Anti-Takeover Provisions of Delaware Law and our Amended and Restated Certificate of Incorporation and By-Laws

Staggered Board of Directors

Our amended and restated certificate of incorporation provides that our board of directors will be classified into three classes of directors of approximately equal size. As a result, in most circumstances, a person can gain control of our board only by successfully engaging in a proxy contest at two or more annual meetings.

Special Meeting of Stockholders

Our bylaws provide that special meetings of our stockholders may be called only by a majority vote of our Board, by our Chief Executive Officer or by our Chairman.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

Our bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders, must provide timely notice of their intent in writing.

Section 203 of the Delaware General Corporation Law

We will be subject to the provisions of Section 203 of the DGCL regulating corporate takeovers.

This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

•        a stockholder who owns 15% or more of our outstanding voting stock (otherwise known as an “interested stockholder”);

•        an affiliate of an interested stockholder; or

•        an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

A “business combination” includes a merger or sale of more than 10% of our assets. However, the above provisions of Section 203 do not apply if:

•        our Board approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

•        after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or

•        on or subsequent to the date of the transaction, the business combination is approved by our Board and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Limitation on Liability and Indemnification of Directors and Officers

Our amended and restated certificate of incorporation provides that our directors and officers will be indemnified by us to the fullest extent authorized by Delaware law as it now exists or may in the future be amended. In addition, our amended and restated certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

Our bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify the directors and officers.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our officers and directors; and

•        all of our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record of beneficial ownership of the warrants included in the units offered in the IPO or the Private Units or Private Warrants as the warrants are not exercisable within 60 days of the date hereof.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Shares
William F. Harley III	0	(2)	0
Daniel Harley	0	(2)	0
Brendan Sheehan	0	(2)	0
Paul Otto Wimer	0	(3)	0
Jeffrey Stegner	0	(3)	0
Steven Cummings	0	(3)	0
Thomas Megale	0		0
John Falcon	0	(3)	0
John Torrance III	0	(3)	0
Greenrose Associates LLC	4,532,500	(4)	20.7
All directors and executive officers as a group (nine individuals)	4,532,500		20.7%

____________

(1)      Unless otherwise indicated, the business address of each of the individuals is 111 Broadway, Amityville, NY 11701.

(2)      Does not include any securities held by Greenrose Associates LLC, of which each person is a manager and member. Under the so-called “rule of three”, if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based on the foregoing, no individual of the committee exercises voting or dipositive control over any of the securities held by such entity, even those in which he directly owns a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(3)      Does not include any securities held by Greenrose Associates LLC, of which each person is directly or indirectly a member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(4)      Does not include securities issuable upon exercise of Notes in the principal amount of $2,000,000, which may be converted into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant.

All of the Founder’s Shares outstanding prior to the IPO have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (i) with respect to 50% of such shares, the earlier of one year after the date of the consummation of our initial business combination and the date on which the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (ii) with respect to the remaining 50% of such shares, one year after the date of the consummation of our initial business combination, or earlier if, subsequent to our initial business combination, we consummate a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except for transfers, assignments or sales (i) among our initial stockholders or to our initial stockholders’ members, officers, directors, consultants or their affiliates, (ii) to a holder’s stockholders or members upon its liquidation, (iii) by bona fide gift to a member of the holder’s immediate family or to a trust, the beneficiary of which is the holder or a member of the holder’s immediate family, for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) in connection with the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the Founder’s Shares.

Our executive officers and Sponsor are our “promoters,” as that term is defined under the federal securities laws.

Equity Compensation Plans

As of December 31, 2020, we had no compensation plans (including individual compensation arrangements) under which equity securities of the registrant were authorized for issuance.

The following table sets forth information known to the Company regarding (i) the actual beneficial ownership of our Common Stock as of the record date (pre-Business Combinations) and (ii) expected beneficial ownership of our Common Stock immediately following consummation of the Business Combinations (post-Business Combinations), assuming that no additional public shares of the Company are redeemed, and alternatively the maximum number of shares of the Company are redeemed, by:

•        each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•        each of our current officers and directors;

•        each person who will become a named officer or director of the Post-Combinations Company; and

•        all officers and directors of the Company, as a group, and of the Post-Combinations Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of our Common Stock pre-Business Combinations is based on shares of Common Stock (including Founder Shares) issued and outstanding as of , 2021.

The expected beneficial ownership of shares of Common Stock post-Business Combinations assuming none of the public shares are redeemed has been determined based upon the following: (i) that no public stockholders exercise their redemption rights (no redemptions scenario), (ii) that none of the investors set forth in the table below has purchased or purchases shares of Common Stock (pre- or post-Business Combinations), (iii) that _________ shares of Common Stock are issued to the former Futureworks equity holders, and (iv) that there will be an aggregate of _________________ shares of the Post-Combinations Company’s Common Stock issued and outstanding at Closing of the acquisition of Futureworks.

The expected beneficial ownership of shares of Common Stock post-Business Combinations assuming the maximum number of public shares have been redeemed has been determined based on the following: (i) that holders of __________________ public shares exercise their redemption rights (maximum redemption scenario), (ii) that none of the investors set forth in the table below has purchased or purchases shares of Common Stock (pre- or post-Business Combinations), (iii) that________________ shares of Common Stock are issued to the former Futureworks equity holders, and (iv) there will be an aggregate of __________________shares of the Post-Combinations Company’s Common Stock issued and outstanding at Closing.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock or warrants beneficially owned by them.

	After the Business Combinations
	Before the Business Combinations		Assuming No Further Redemption		Assuming Maximum Redemption
Name and Address of Beneficial Owner	Number of Shares	Approximate %	Number of Shares	Approximate %	Number of Shares	Approximate %
Greenrose Associates LLC(1) 111 Broadway Amityville, NY 11701	4,532,500	20.7%
Karpus Investment Management(2) 183 Sully’s Trail Pittsford, NY 14534	2,973,982	13.69%
Mizuho Financial Group, Inc.(3) 1-5-5, Onemachi, Chiyoda-ku Tokyo, 100-8176 Japan	1,185,000	5.4%
Hudson Bay Capital Management LP(4) 777 Third Avenue, 30th Floor New York, NY 10017	1,535,125	7.01%
Citadel Advisors LLC(5) 131 S. Dearborn Street, 32nd Floor Chicago, IL 60603	1,391,165	6.4%

____________

*        Less than one percent.

(1)      Based on 13G filed February 12, 2021. This amount reflects 4,312,500 shares of common stock owned by the Reporting Person and 220,000 shares of common stock underlying units of the Issuer purchased by the Reporting Person in private placements conducted in connection with the Issuer’s initial public offering. This amount does not include 220,000 shares of common stock issuable upon the exercise of warrants underlying units of the Issuer held by the Reporting Person, or 1,100,000 shares of common stock issuable upon the exercise of warrants held by the Reporting Person, none of which are exercisable and will not be exercisable within 60 days of this filing. This amount does not include securities issuable upon conversion of $2,000,000 in convertible notes (the “Notes”) issued by the Issuer to the Reporting Person, evidencing loans in the same aggregate amount. The Notes allow the Reporting Person, at its sole option, to convert any of the principal amount due under the Notes into units at a price of $10.00 per unit (“Working Capital Units”) and/or warrants at a price of $1.00 per warrant (“Working Capital Warrants”). The Working Capital Units and/or Working Capital Warrants, if any, would be identical to the Private Units and/or Private Warrants, as described in the Registration Statement. As of the date of this filing, the Reporting Person has not determined whether it will convert the Notes into Working Capital Units and/or Working Capital Warrants, or have the Notes repaid without interest, at the time the Issuer completes its initial business combination.

(2)      Based on Schedule 13 G, Amendment 1 dated February 12, 2021.

(3)      Based on Schedule 13G filed February 12, 2021.

(4)      Based on Schedule 13G filed February 9, 2021.

(5)      Based on Schedule 13G dated January 25, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

In August 2019, we issued an aggregate of 4,312,500 shares of our common stock (the “Founder’s Shares”) for an aggregate purchase price of $25,000, or approximately $0.006 per share, to our sponsor, Greenrose Associates LLC, a New York limited liability company (“Sponsor”).

On February 13, 2020, we consummated our initial public offering (the “IPO”) of 15,000,000 of our units (the “Public Units”). Each Public Unit consists of one share of common stock and one redeemable warrant, with each warrant entitling the holder to purchase one share of common stock at a price of $11.50 per share. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $150,000,000.

Simultaneously with the consummation of the IPO, we consummated the private placement (“Private Placement”) of 300,000 units (the “Private Units”) at a price of $10.00 per Private Unit and 1,500,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $4,500,000. The Private Units and Private Warrants were sold to the Sponsor and Imperial Capital, LLC. The Private Units and Private Warrants are identical to the Public Units and warrants sold in the IPO, except that the Private Warrants and the warrants underlying the Private Units are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees.

On February 14, 2020, we consummated the sale of an additional 2,250,000 Public Units that were subject to the underwriters’ over-allotment option at $10.00 per Public Unit, generating gross proceeds of $22,500,000. Simultaneously with the closing of the sale of the additional Public Units, we consummated the sale of an additional 30,000 Private Units at $10.00 per Private Unit and 150,000 Private Warrants, at a price of $1.00 per Private Warrant, generating total proceeds of $450,000. Following the closing of the over-allotment option and sale of additional Private Units and Private Warrants, an aggregate amount of $172,500,000 has been placed in the Trust Account established in connection with the IPO.

In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Insiders, or certain of our officers and directors or their affiliates may, but are not obligated to, loan us funds as may be required. If we complete our initial Business Combination, we would repay such loaned amounts. In the event that our initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $2,000,000 of notes may be convertible into Private Units, at a price of $10.00 per Private Unit, and/or Private Warrants, at a price of $1.00 per Private Warrant. The units and warrants would be identical to the Private Units and Private Warrants sold in the Private Placement. On March 26, 2020, we issued 2020 Note in the principal amount of $1,000,000 to the Sponsor. The 2020 Note is non-interest bearing and payable upon the consummation of a Business Combination. The 2020 Note may be converted into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants. On January 29, 2021, we issued the 2021 Note in the principal amount of $1,000,000 to the Sponsor. The 2021 Note is non-interest bearing and payable upon the consummation of a Business Combination. The 2021 Note may be converted into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants.

The holders of our Founder’s Shares, as well as the holders of the Private Units, Private Warrants and any units our Sponsor, initial stockholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), are entitled to registration rights pursuant to an agreement signed in connection with the IPO. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the Founder’s Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private units and units issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Our Sponsor has agreed that, until the earlier of our consummation of our initial business combination or our liquidation, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We have agreed to pay our Sponsor $10,000 per month for these services. We believe, based on rents and fees for similar services in the New York metropolitan area, that the fee charged by our Sponsor is at least as favorable as we could have obtained from an unaffiliated person.

Related Party Policy

Our Code of Ethics, which we adopted upon consummation of the IPO, requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Director Independence

Nasdaq rules require that a majority of the board of directors of a company listed on Nasdaq must be composed of “independent directors.” An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. We have determined that John Falcon, Steven Cummings, John Torrance III and Thomas Megale are independent directors under the Nasdaq rules and Rule 10A-3 of the Exchange Act. Our independent directors have regularly scheduled meetings at which only independent directors are present.

SHAREHOLDER COMMUNICATIONS

Shareholders and interested parties may communicate with Greenrose’s board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Greenrose Acquisition Corp., 111 Broadway, Amityville, NY 11701. Following the business combination, such communications should be sent to the same address. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

APPRAISAL RIGHTS

Appraisal rights are not available to holders of our shares of Common Stock in connection with the Business Combinations.

HOUSEHOLDING INFORMATION

Unless Greenrose has received contrary instructions, Greenrose may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of Greenrose’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. We will promptly provide separate copies upon written or oral request. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact Greenrose at its offices at Greenrose Acquisition Corp., 111 Broadway, Amityville, NY 11701 to inform Greenrose of his or her request; or

•        If a bank, broker or other nominee holds the share, the shareholder should contact the bank, broker or other nominee directly.

TRANSFER AGENT AND REGISTRAR

The transfer agent for Greenrose’s securities is Continental Stock Transfer & Trust Company, LLC.

SUBMISSION OF STOCKHOLDER PROPOSALS

Greenrose’s Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

If a Business Combination is completed, you will be entitled to attend and participate in the combined entity’s annual meetings of stockholders. If we hold a 2022 annual meeting of shareholders, we will provide notice of or otherwise publicly disclose the date on which the 2022 annual meeting will be held. If the 2022 annual meeting of shareholders is held, shareholder proposals will be eligible for consideration by the directors for inclusion in the proxy statement for the Company’s 2022 annual meeting of shareholders in accordance with Rule 14a-8 under the Exchange Act.

WHERE YOU CAN FIND MORE INFORMATION

Greenrose files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Greenrose’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document Greenrose files with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the Business Combinations or the proposals to be presented at the Special Meeting, you should contact Greenrose by telephone or in writing:

William F. Harley III

Chief Executive Officer

Greenrose Acquisition Corp.

111 Broadway

Amityville, NY 11701

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

[MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, New York 10018

Tel: 212-929-5500 (Call Collect)

Call Toll Free (800) 322-2885

Email: proxy@mackenziepartners.com]

If you are a stockholder of the Company and would like to request documents, please do so by [          ], 2021, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this proxy statement relating to the Company has been supplied by the Company, all such information relating to Theraplant has been supplied by Theraplant, all such information relating to Futureworks has been supplied by Futureworks, all such information relating to True Harvest has been supplied by True Harvest and all such information relating to Shango Holdings has been supplied by Shango Holdings. Information provided by the Company, Shango Holdings, Theraplant, Futureworks, or True Harvest does not constitute any representation, estimate or projection of any other party.

This document is a proxy statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation about the Business Combinations, the Company, Shango Holdings, Theraplant, Futureworks or True Harvest that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

INDEX TO CONSOLIDATED FINANCIAL INFORMATION

GREENROSE ACQUISITION CORP.

Independent Auditor’s Report December 31, 2020 and 2019	F-154
Combined Consolidated Financial Statements
Combined Consolidated Balance Sheets as of December 31, 2020 and 2019	F-156
Combined Consolidated Statement of Operations for the years ended December 31, 2020 and 2019	F-157
Combined Consolidated Statements of Changes in Shareholders’ Deficit for the years ended December 31, 2020 and 2019	F-158
Combined Consolidated Statement of Cash Flows for the years ended December 31, 2020 and 2019	F-159
Notes to Combined Consolidated Financial Statements for the years ended December 31, 2020 and 2019	F-160

GREENROSE ACQUISITION CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2021	December 31, 2020
	(unaudited)
ASSETS
Current assets
Cash	$771,521	$309,849
Prepaid expenses	92,644	45,096
Total Current Assets	864,165	354,945

Marketable securities held in Trust Account	173,473,184	173,656,603
TOTAL ASSETS	$174,337,349	$174,011,548

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued expenses	$897,706	$399,999
Total Current Liabilities	897,706	399,999

Private warrants liability	1,663,200	1,980,000
Convertible promissory note, net – related party	2,523,450	1,593,605
TOTAL LIABILITIES	5,084,356	3,973,604

Commitments
Common stock subject to possible redemption 16,333,556 and 16,414,428 shares at March 31, 2021 and December 31, 2020, respectively	164,252,986	165,037,937

Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value; 70,000,000 shares authorized; 5,558,944 and 5,478,072 shares issued and outstanding (excluding 16,333,556 and 16,414,428 shares subject to possible redemption) at March 31, 2021 and December 31, 2020, respectively	556	548
Additional paid-in capital	7,396,384	6,611,441
Accumulated deficit	(2,396,933)	(1,611,982)
Total Stockholders’ Equity	5,000,007	5,000,007
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$174,337,349	$174,011,548

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

GREENROSE ACQUISITION CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
		(As Restated)
Operating and formation costs	$1,176,187	$275,379
Loss from operations	(1,176,187)	(275,379)

Other income:
Interest earned on marketable securities held in Trust Account	4,281	1,104,572
Interest Expense	(486,338)	(4,873)
Change in fair value of private warrants liability	316,800	396,000
Change in fair value of Convertible promissory note, net – related party	556,493	84,391

(Loss) Income before income taxes	(784,951)	1,304,711
Provision for income taxes	—	(174,457)
Net (loss) income	$(784,951)	$1,130,254

Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	16,414,428	16,664,719

Basic and diluted net (loss) income per share. Common stock subject to possible redemption	$—	$0.05

Basic and diluted weighted average shares outstanding, Common stock	5,478,072	4,785,228

Basic and diluted net (loss) income per share, Common stock	$(0.14)	$0.06

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

GREENROSE ACQUISITION CORP.
FOR THE THREE MONTHS ENDED MARCH 31, 2021
(UNAUDITED)

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance – January 1, 2021	5,478,072	$548	$6,611,441	$(1,611,982)	$5,000,007

Change in value of common stock subject to possible redemption	80,872	8	784,943	—	784,951
Net loss	—	—	—	(784,951)	(784,951)
Balance – March 31, 2021	5,558,944	$556	$7,396,384	$(2,396,933)	$5,000,007

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
YEAR ENDED DECEMBER 31, 2020

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance – January 1, 2020	4,312,500	$431	$24,569	$(2,199)	$22,801
Sale of 17,250,000 Units, net of underwriting discount and offering expenses	17,250,000	1,725	168,079,001	—	168,080,726
Sale of 330,000 Private Units, net of warrant liability	330,000	33	3,065,667	—	3,065,700
Contribution in excess of fair value of sale of 1,650,000 Private Warrants	—	—	478,500	—	478,500
Common stock subject to possible redemption	(16,414,428)	(1,641)	(165,036,296)	—	(165,037,937)
Net loss	—	—	—	(1,609,783)	(1,609,783)
Balance – December 31, 2020	5,478,072	$548	$6,611,441	$(1,611,982)	$5,000,007

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

GREENROSE ACQUISITION CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2021
(UNAUDITED)

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
		(As Restated)
Cash Flows from Operating Activities:
Net (loss) income	$(784,951)	$1,130,254
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(4,281)	(1,104,572)
Interest Expense	486,338	4,873
Change in fair value of private warrants liability	(316,800)	(396,000)
Change in fair value of Convertible promissory note, net – related party	(556,493)	(84,391)
Changes in operating assets and liabilities:
Prepaid expenses	(47,548)	(43,591)
Accrued expenses	497,707	95,782
Income taxes payable	—	174,457
Net cash used in operating activities	(726,028)	(223,188)

Cash Flows from Investing Activities:
Investment of cash in Trust Account	—	(172,500,000)
Cash withdrawn from trust account for taxes	187,700	—
Net cash provided by (used in) investing activities	187,700	(172,500,000)

Cash Flows from Financing Activities:
Proceeds from sale of Units, net of underwriting discounts paid	—	169,050,000
Proceeds from sale of Private Units	—	3,300,000
Proceeds from sale of Private Warrants	—	1,650,000
Advances from related party	—	164,753
Repayment of advances from related party	—	(796,119)
Proceeds from Convertible promissory note – related party	1,000,000	1,000,000
Payment of offering costs	—	(355,490)
Net cash provided by financing activities	1,000,000	174,013,144

Net Change in Cash	461,672	1,289,956
Cash – Beginning of period	309,849	24,970
Cash – End of period	$771,521	$1,314,926

Non-Cash investing and financing activities:
Initial classification of common stock subject to possible redemption	—	$166,647,190
Change in value of common stock subject to possible redemption	$(784,951)	$1,130,784
Initial classification of private warrants liability		1,405,800
Initial classification of Convertible promissory note, net – related party	1,087,401	492,165
Offering costs included in accrued offering costs	$—	$13,459

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 1 — Description of Organization and Business Operations

Greenrose Acquisition Corp. (the “Company”) was incorporated in Delaware on August 26, 2019. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities (the “Business Combination”).

The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

On March 12, 2021, the Company entered into definitive agreements to acquire four cannabis companies. The companies are Shango Holdings Inc. (Shango), Futureworks LLC (d/b/a The Health Center), Theraplant, LLC, and True Harvest, LLC. See Note 9 — Initial Business Combination for more information. As part of the acquisition, the company formed wholly owned subsidiaries to effect the business combinations: i) GNRS NV Merger Sub, Inc., a Nevada corporation on March 10, 2021, ii) GNRS CT Merger Sub, LLC, a Connecticut limited liability company on March 5, 2021, iii) Futureworks Holdings, Inc. a Delaware corporation on March 11, 2021, and iv) True Harvest Holdings, Inc., a Delaware corporation on March 10, 2021.

As of March 31, 2021, the Company had not commenced any operations. All activity through March 31, 2021 relates to the Company’s formation, the initial public offering (“Initial Public Offering”), which is described below, and identifying a target company or companies for a Business Combination. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company generates non-operating income in the form of interest income from the proceeds derived from assets held in the Trust Account, interest expense from the amortization of the debt discount on our promissory note and recognizes changes in the fair value of derivative liabilities as other income (expense).

The registration statement for the Company’s Initial Public Offering was declared effective on February 10, 2020. On February 13, 2020, the Company consummated the Initial Public Offering of 15,000,000 units (the “Units” and, with respect to the shares of common stock included in the Units sold, the “Public Shares”), generating gross proceeds of $150,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 300,000 units (the “Private Units”) and 1,500,000 warrants (the “Private Warrants” and, together with the Private Units, the “Private Securities”) at a price of $10.00 per Private Unit and $1.00 per Private Warrant in a private placement to Greenrose Associates, LLC (the “Sponsor”) and Imperial Capital, LLC (“Imperial”), generating gross proceeds of $4,500,000, which is described in Note 4.

Following the closing of the Initial Public Offering on February 13, 2020, an amount of $150,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Securities was placed in a trust account (the “Trust Account”) located in the United States, which will be only invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.

On February 14, 2020, the underwriters notified the Company of their intention to exercise their over-allotment option in full. As such, on February 14, 2020, the Company consummated the sale of an additional 2,250,000 Units, at $10.00 per Unit, and the sale of an additional 30,000 Private Units, at $10.00 per Private Unit, and 150,000 Private Warrants, at $1.00 per Private Warrant, generating total gross proceeds of $22,950,000. A total of $22,500,000 of the net proceeds was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $172,500,000.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 1 — Description of Organization and Business Operations (cont.)

Transaction costs amounted to $4,419,274 consisting of $3,450,000 of underwriting fees and $969,274 of other offering costs.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Securities, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding taxes payable on income earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account ($10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Company’s Sponsor and Imperial have agreed to vote their Founder’s Shares (as defined in Note 5), Private Shares (as defined in Note 4), and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination and not to convert any shares in connection with a stockholder vote to approve a Business Combination or sell any shares to the Company in a tender offer in connection with a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or don’t vote at all.

The Sponsor and Imperial have agreed (a) to waive their redemption rights with respect to their Founder’s Shares, Private Shares and Public Shares held by it in connection with the completion of a Business Combination, (b) to waive their rights to liquidating distributions from the Trust Account with respect to the Founder’s Shares and Private Shares if the Company fails to consummate a Business Combination, and (c) not to propose an amendment to the Amended and Restated Certificate of Incorporation that would affect a public stockholders’ ability to convert or sell their shares to the Company in connection with a Business Combination or affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 1 — Description of Organization and Business Operations (cont.)

The Company will have until August 13, 2021 (subject to its right to extend the period of time to consummate a Business Combination for up to an additional three months if the Sponsor agrees to deposit $569,250 in the Trust Account for each one month extension) to complete a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject (in each case of (ii) and (iii) above) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.00 per Public Share, except as to any claims by a third party who executed a valid and enforceable agreement with the Company waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, none of the Company’s officers or directors, the Sponsor, Imperial or their respective officers, directors, shareholder or members (collectively, the “Insiders”) will be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Insiders will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Liquidity and Going Concern

As of March 31, 2021, the Company had cash of $771,521 held outside of the Trust Account, total current liabilities of $847,706 which excludes franchise taxes payable of $50,000, of which such amount will be paid from interest earned on the Trust Account. For the three months ended March 31, 2021, we incurred a net loss of $784,951 and used $726,028 cash from operating activities.

Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 1 — Description of Organization and Business Operations (cont.)

The Company will need to raise additional capital through loans or additional investments from its Sponsor, shareholders, officers, directors, or third parties. The Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available on commercially acceptable terms, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern through August 13, 2021, the date that the Company will be required to cease all operations, except for the purpose of winding up, if a Business Combination is not consummated. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

The accompanying condensed consolidated financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The accompanying condensed consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of the uncertainty related to our ability to continue as a going concern.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X of the SEC. We consolidate the financial statements of our wholly-owned subsidiaries and all intercompany transactions and account balances have been eliminated in consolidation. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed consolidated or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed consolidated financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2020 as filed with the SEC on May 27, 2021, which contains the audited financial statements and notes thereto. The Company restated the condensed consolidated financial statements for the period ended March 31, 2020 and for the year ended December 31, 2020 in its previously filed Form 10-K. Please see Note 2 to the consolidated financial statements in the Form 10-K/A for the facts and circumstance on the restatement. The interim results for the three months ended March 31, 2021 are not necessarily indicative of the results to be expected for the year ending December 31, 2021 or for any future interim periods.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 2 — Summary of Significant Accounting Policies (cont.)

growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(l) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the condensed consolidated financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of March 31, 2021 and December 31, 2020.

Marketable Securities Held in Trust Account

At March 31, 2021, substantially all of the assets held in the Trust Account were held in money market funds which are invested in U.S. Treasury securities.

Derivative Liabilities

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the instruments’ specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the instruments are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the instruments meet all of the requirements for equity classification under ASC 815, including whether the instruments are indexed to the Company’s own common shares and whether the instrument holders could potentially

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 2 — Summary of Significant Accounting Policies (cont.)

require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the instruments are outstanding.

For issued or modified instruments that meet all of the criteria for equity classification, the instruments are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified instruments that do not meet all the criteria for equity classification, the instruments are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the instruments are recognized as a non-cash gain or loss on the statements of operations. The fair value of the instruments was estimated using a Black-Scholes model.

Common Stock Subject to Possible Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s condensed consolidated balance sheets.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740 “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of March 31, 2021 and December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

The Company’s currently taxable income primarily consists of interest income on the Trust Account. The Company’s general and administrative costs are generally considered start-up costs and are not currently deductible. During the three months ended March 31, 2021, the Company recorded no income tax expense.

Net Income (Loss) Per Common Share

Net income (loss) per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. The Company applies the two-class method in calculating earnings per share. Shares of common stock subject to possible redemption at March 31, 2021, which are not currently redeemable

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 2 — Summary of Significant Accounting Policies (cont.)

and are not redeemable at fair value, have been excluded from the calculation of basic net loss per common share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of warrants sold in the Initial Public Offering and the private placement to purchase 19,230,000 shares of common stock in the calculation of diluted loss per share, since the inclusion of such warrants would be anti-dilutive. There were no dilutive securities for the period ended December 31, 2020 or December 31, 2019. These amounts are not included in the computation of dilutive loss per share because their impact is antidilutive.

Reconciliation of Net Income (Loss) per Common Share

The Company’s net income (loss) is adjusted for the portion of income that is attributable to common stock subject to possible redemption, as these shares only participate in the earnings of the Trust Account and not the income or losses of the Company. Accordingly, basic and diluted loss per common share is calculated as follows:

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Common stock subject to possible redemption
Numerator: Earnings allocable to Common stock subject to possible redemption
Interest earned on marketable securities held in Trust Account	4,054	1,069,010
Less: interest available to be withdrawn for payment of taxes	(4,054)	(237,317)
Net income	—	831,692
Denominator: Weighted Average Common stock subject to possible redemption
Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	16,414,428	16,664,719
Basic and diluted net income per share, Common stock subject to possible redemption	—	0.05
Non-Redeemable Common Stock
Numerator: Net Loss minus Net Earnings
Net income (loss)	$(784,951)	$1,130,254
Less: Income attributable to common stock subject to possible redemption	—	(831,692)
Non-redeemable net income (loss)	$(784,951)	$298,562

Basic and diluted weighted average shares outstanding, Common Stock	5,478,072	4,785,228

Basic and diluted net (loss) income per common share	$(0.14)	$0.06

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s condensed consolidated financial statements.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 3 — Public Offering

Pursuant to the Initial Public Offering, the Company sold 17,250,000 Units, which includes a full exercise by the underwriters of their over-allotment option in the amount of 2,250,000 Units, at a price of $10.00 per Unit. Each Unit consists of one share of common stock and one warrant (“Public Warrant”). Each Public Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment (see Note 7).

Note 4 — Private Placement

Simultaneously with the closing of the Initial Public Offering, the Sponsor and Imperial purchased an aggregate of 300,000 Private Units at a price of $10.00 per Private Unit and 1,500,000 Private Warrants at a price of $1.00 per Private Warrant, for an aggregate purchase price of $4,500,000. The Sponsor purchased 200,000 Private Units and 1,000,000 Private Warrants and Imperial purchased 100,000 Private Units and 500,000 Private Warrants. As a result of the underwriters’ election to fully exercise their over-allotment option on February 14, 2020, the Sponsor and Imperial purchased an additional 30,000 Private Units, at a purchase price of $10.00 per Private Unit, and 150,000 Private Warrants, at a purchase price of $1.00 per Private Warrant, for an aggregate purchase price of $450,000. Each Private Unit consists of one share of common stock (“Private Share”) and one warrant. Each Private Warrant is exercisable to purchase one share of common stock at an exercise price of $11.50 per share, subject to adjustment (see Note 7). The proceeds from the Private Securities were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Securities will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Private Shares will expire worthless.

Note 5 — Related Party Transactions

Founder’s Shares

In August 2019, the Sponsor purchased 4,312,500 shares (the “Founder’s Shares”) of the Company’s common stock for an aggregate price of $25,000. The Founder’s Shares included an aggregate of up to 562,500 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would collectively own 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Sponsor did not purchase any Public Shares in the Initial Public Offering and excluding the Private Shares underlying the Private Securities). On February 14, 2020, as a result of the underwriters’ election to fully exercise their over-allotment option, 562,500 Founder’s Shares are no longer subject to forfeiture.

The Sponsor has agreed that, subject to certain limited exceptions, it will not transfer, assign or sell any of the Founder’s Shares until (i) with respect to 50% of the Founder’s Shares, for a period ending on the earlier of the one-year anniversary of the date of the consummation of the Business Combination and the date on which the closing price of the Company’s common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within a 30-trading day period following the consummation of the Business Combination and (ii) with respect to the remaining 50% of the Founder’s Shares, for a period ending on the one-year anniversary of the date of the consummation of the Business Combination, or earlier if, subsequent to the Business Combination, the Company consummates a liquidation, merger, stock exchange or other similar transaction which results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property. The limited exceptions include transfers, assignments or sales (i) to the Company’s or Sponsor’s officers, directors, consultants or their affiliates, (ii) to an entity’s members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to the Company for no value for cancellation in connection with the consummation of a Business Combination, or (vii) in connection with the consummation of a Business Combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with the Company’s prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 5 — Related Party Transactions (cont.)

In addition, the Sponsor has agreed not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Founder’s Shares unless, prior to (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Founder’s Shares proposed to be transferred shall then be effective or (b) the Company has received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the SEC thereunder and with all applicable state securities laws.

Advances — Related Party

As of December 31, 2020, the Sponsor had advanced an aggregate of $631,366 on the Company’s behalf to cover certain expenses (the “Advances”). An additional $164,753 was advanced as of February 2020. The Advances were non-interest bearing and due on demand. Total advances of $796,119 were repaid on March 9, 2020.

Related Party Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $2,000,000 of the Working Capital Loans may be convertible into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants.

On March 26, 2020, the Company issued an unsecured promissory note (the “2020 Note”) in the principal amount of $1,000,000 to the Sponsor. The Note is non-interest bearing and payable upon the consummation of a Business Combination. Up to $1,000,000 of such loans may be convertible into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants.

On January 29, 2021, the Company issued an unsecured promissory note (the “2021 Note”) in the principal amount of $1,000,000 to the Sponsor. The Note is non-interest bearing and payable upon the consummation of a Business Combination. Up to $1,000,000 of such loans may be convertible into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants.

The Company assessed the provisions of the convertible promissory note under ASC 815-15. The derivative component of the obligation is initially valued and classified as a derivative liability with an offset to a discount on the promissory note. The discount will be amortized over the life of the Note. For the three months ended March 31, 2021, $486,338 was included within interest expense. To calculate the value of the embedded derivative we utilized a “with” and “without” approach. In the “with” scenario we valued the convertible promissory notes using a Black-Scholes model as it was determined that on a business combination, a holder would likely convert into private warrants, which were themselves valued using a Black-Scholes model and are considered to be a Level 3 fair value measurement (see Note 8). In the “without” scenario, we valued the repayment of the notional value of the convertible promissory note using a risk-adjusted discounted cash flow model. The primary unobservable inputs utilized in determining the fair value of the conversion option are volatility and credit spread.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 5 — Related Party Transactions (cont.)

For the 2021 Note, the assumptions used to value the conversion option were consistent with those utilized in the Company’s Black-Scholes valuation for private warrants and are detailed below:

	January 29, 2021	March 31, 2021(2)
Expected volatility (%)	17.5%	13.3%
Risk-free interest rate (%)	0.54%	0.98%
Discount Rate (%)	25.0%	25.0%
Expected dividend yield (%)	0.0%	0.0%
Contractual term (years)	0.5	0.25
Conversion price	(* )	(* )
Underlying share price	10.28	9.96
Convertible notes amount	$1,000,000	$2,000,000
Fair value of the conversion feature(3)	$1,087,401	$1,343,794

____________

(1)      The conversion price is $10.00 per unit and/or $1.00 per warrant

(2)      March 31, 2021 reflects the fair value assumptions for the 2020 Note, 2021 Note, and private warrants

(3)      The fair value adjustments for both the 2020 Note and 2021 Note are included in the March 31, 2021 column

The following table presents the change in the fair value of conversion option:

	2020 Note	2021 Note
Fair value as of January 1, 2020	$—	$—
Initial measurement on March 26, 2020	492,165	—
Change in valuation inputs and other assumptions	320,721	—
Fair value as of December 31, 2020	$812,886	$—
Initial measurement on January 29, 2021		1,087,401
Change in valuation inputs and other assumptions	(140,989)	(415,504)
Fair value as of March 31, 2021	$671,897	$671,897

Administrative Support Agreement

The Company entered into an agreement whereby, commencing on February 10, 2020, through the earlier of the Company’s consummation of a Business Combination and its liquidation, the Company will pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. For the three months ended March 31, 2021 and March 31, 2020, the Company incurred and paid $30,000 and $20,000, respectively, in fees for these services.

Note 6 — Commitments

Registration Rights

Pursuant to a registration rights agreement entered into on February 11, 2020, the holders of the Founder’s Shares, Private Units, Private Warrants, and any units or warrants that may be issued upon conversion of Working Capital Loans (and all underlying securities) are entitled to registration rights. The holders of the majority of these securities are entitled to make up to two demands that the Company register such securities. The holders of the majority of the Founder’s Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which the Founder’s Shares are to be released from escrow. The holders of a majority of the Private Units or units issued in payment of Working Capital Loans made to the Company (or underlying securities) can elect to exercise these registration rights at any time commencing after the Company consummates a Business Combination.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 6 — Commitments (cont.)

Notwithstanding anything to the contrary, Imperial may only make a demand on one occasion and only during the five-year period beginning on the effective date of the Initial Public Offering. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination; provided, however, that Imperial may participate in a “piggy-back” registration only during the seven-year period beginning on the effective date of the Initial Public Offering. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Initial Public Offering underwriting agreement provides that in the event the Company completes a financing transaction similar to the Initial Public Offering or Business Combination, or enters into a statement or letter of intent that results in such a transaction, within 18 months following its termination, Imperial shall be entitled to receive any expense reimbursement due to it along with payment in full of its applicable fee of either (i) 2% of the gross proceeds of the offering, of which 1% will be in cash and 1% will be in equity of the Company for a financing transaction, or (ii) an amount equal to 5% of the face amount of any equity securities and 3% of the face amount of any debt sold or arranged as part of the Business Combination (exclusive of any applicable finders’ fees which might become payable). Additionally, Imperial has the right to act as a book-runner and managing underwriter for all underwritten follow-on offerings for 18 months following completion of the Initial Public Offering and the right to approve any co-lead managing underwriter or co-book runner.

Business Combination Marketing Agreement

The Company has engaged Imperial as an advisor in connection with a Business Combination to assist the Company in holding meetings with its shareholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities in connection with a Business Combination, assist the Company in obtaining shareholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination. The Company will pay Imperial a cash fee for such services upon the consummation of a Business Combination in an amount equal to 4.5% of the gross proceeds of Initial Public Offering, or $7,762,500 (exclusive of any applicable finders’ fees which might become payable); provided that up to 20% of the fee may be allocated at the Company’s sole discretion to other FINRA members that assist the Company in identifying and consummating a Business Combination.

Additionally, the Company has agreed to pay Imperial a cash fee for assisting it in obtaining financing for the Business Combination in an amount equal to 5% of the face amount of any equity securities and 3% of the face amount of any debt sold or arranged as part of the Business Combination (exclusive of any applicable finders’ fees which might become payable).

Note 7 — Stockholders’ Equity

Preferred Stock — On February 10, 2020, the Company amended its certificate of incorporation such that the Company is authorized to issue up to 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. At March 31, 2021 and December 31, 2020, there were no shares of preferred stock issued or outstanding.

Common Stock — On February 10, 2020, the Company amended its certificate of incorporation such that the Company is authorized to issue up to 70,000,000 shares of common stock with a par value of $0.0001 per share. Holders of the common stock are entitled to one vote for each share. At March 31, 2021 and December 31, 2020, there were 5,558,944 and 5,478,072 shares of common stock issued and outstanding, excluding 16,333,556 and 16,414,428 shares of common stock subject to possible redemption, respectively.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 7 — Stockholders’ Equity (cont.)

Warrants — The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering. No warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to such shares of common stock. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon exercise of the public warrants is not effective within a specified period following the consummation of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

Once the warrants become exercisable, the Company may redeem the Public Warrants:

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon not less than 30 days’ prior written notice of redemption;

•        if, and only if, the reported last sale price of the Company’s common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third business day prior to the notice of redemption to the warrant holders; and

•        if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying the warrants.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger, or consolidation. However, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

In addition, if (x) the Company issues additional shares of common stock or equity-linked securities for capital raising purposes in connection with the closing of an initial Business Combination at an issue price or effective issue price of less than $9.50 per share of common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors, and in the case of any such issuance to the Sponsor, initial stockholders or their affiliates, without taking into account any Founder Shares held by them prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of an initial Business Combination on the date of the consummation of an initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the common stock during the 20-trading day period starting on the trading day prior to the day on which the Company consummates an initial Business Combination (such price, the “Market Value”) is below $9.50 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of (i) the Market Value or (ii) the price at which the Company issues the additional shares of common stock or equity-linked securities.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 8 — Fair Value Measurements

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:      Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:      Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:      Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at March 31, 2021, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	March 31, 2021
Assets:
Marketable securities held in Trust Account	1	$173,473,184

Liabilities
Private warrants liability	2	$1,663,200
Convertible component of convertible promissory note	3	$1,343,794

The private warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the private warrants and the shares of common stock issuable upon the exercise of the private warrants will not be transferable, assignable or salable until after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the private warrants will be exercisable for cash or on a cashless basis, at the holder’s option, and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the private warrants are held by someone other than the initial purchasers or their permitted transferees, the private warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The private placement warrants and the convertible component of the convertible promissory note (collectively, the “Derivative Instruments”) were accounted for as liabilities in accordance with ASC 815-40 and are presented within the private warrant liabilities and convertible promissory note, net – related party on our condensed consolidated balance sheet. The instruments are measured at fair value at inception and on a recurring basis, with changes in fair value presented within Change in fair value of private warrant liabilities and Change in fair value of Convertible promissory note, net – related party in the condensed consolidated statement of operations.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 8 — Fair Value Measurements (cont.)

Initial Measurement

The Company established the initial fair value for the warrants on February 13, 2020, the date of the Company’s Initial Public Offering, using a Black-Scholes model for the private warrants. The Company allocated the proceeds received from the sale of private warrants first to the warrants based on their fair values as determined at initial measurement, with the remaining proceeds allocated to common stock subject to possible redemption and common stock based on their relative fair values at the initial measurement date. The warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs, and they move to a Level 2 when the public warrants begin trading separately on May 11, 2020.

Subsequent Measurement

The private warrants are measured at fair value on a recurring basis. As of March 31, 2020, the private warrants are classified as Level 2 due to the use of an observable market quote in an active market.

As of March 31, 2021, the aggregate values of the private warrants and the convertible component of convertible promissory note were $1,663,200 and $1,343,794, respectively. The fair value assumptions are included in Note 5.

The following tables present the changes in the fair value of private warrants and the convertible component of Convertible promissory note:

Private Warrants
Fair value as of December 31, 2020	$1,980,000
Change in fair value	(316,800)
Fair value as of March 31, 2021	$1,663,200
Convertible Components
Fair value as of December 31, 2020	$812,886
Convertible Components issued in 2021	1,087,401
Change in fair value	(556,493)
Fair value as of March 31, 2021	$1,343,794

Note 9 — Initial Business Combinations

On March 12, 2021, the Company entered into definitive agreements to acquire the following four cannabis companies:

•        the Agreement and Plan of Merger by and among Greenrose, GNRS NV Merger Sub, Inc., Shango Holdings, Inc. and Gary Rexroad as the Selling Securityholders’ Representative dated as of March 12, 2021 (the “Shango Merger Agreement”);

•        the Agreement and Plan of Merger by and among Greenrose, GNRS CT Merger Sub, LLC, Theraplant, LLC acting by and through its Steering Committee and Shareholder Representative Services LLC as the Selling Securityholders’ Representative dated as of March 12, 2021 (the “Theraplant Merger Agreement”);

•        the Asset Purchase Agreement by and among Greenrose, True Harvest Holdings, Inc. and True Harvest, LLC dated as of March 12, 2021 (the “Asset Purchase Agreement”); and

•        the Agreement and Plan of Merger by and among Greenrose, Futureworks Holdings, Inc., and Futureworks LLC dated as of March 12, 2021 (the “Futureworks Merger Agreement”).

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 9 — Initial Business Combinations (cont.)

Agreements for Business Combinations

Shango Holdings Inc. Merger Agreement

The Company, GNRS NV Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of the Company formed on March 10, 2021 (“GS Merger Sub”), Shango Holdings Inc., a Nevada corporation (“Shango”) and Gary Rexroad, in his capacity as the representative for the Sellers thereunder (the “Shango Sellers’ Representative”), entered into an Agreement and Plan of Merger (the “Shango Merger Agreement”), pursuant to which GS Merger Sub will be merged with and into Shango (the “Shango Merger”), with Shango surviving as a wholly owned subsidiary of Greenrose. Capitalized but undefined terms used in this section shall have the meanings set forth in the Shango Merger Agreement.

Conversion of Securities

Subject to the terms and conditions set forth in the Shango Merger Agreement, at the effective time of the Shango Merger (the “Shango Effective Time”), other than Dissenting Shares, each share of Shango’s common stock issued and outstanding immediately prior to the Shango Effective Time will be canceled and converted into the right to receive a pro rata portion of cash (without interest) and the number of shares of the common stock of Greenrose (the “Greenrose Common Stock”) issued as part of the Additional Consideration (as defined below), if any, in an amount equal to the sum of (i) the applicable Per Share Initial Consideration plus (ii) any applicable Per Share Additional Consideration, as described below.

Merger Consideration

Initial Consideration

The aggregate consideration to be paid at Closing to Shango’s stockholders, other than for Dissenting Shares, will be: (i) $31,000,000 in cash, (ii) the assumption of up to $9,000,000 of Shango’s liabilities and (iii) any shortfall between $9,000,000 and the amount of Shango liabilities actually assumed by Greenrose at Closing. Additionally, Greenrose agreed to commit up to $10,000,000 for use for certain capital expenditures, as described more fully in the Shango Merger Agreement.

Earnout Payments

In addition to the Initial Consideration, and subject to Shango meeting certain target revenues in each of Greenrose’s 2021, 2022 and 2023 fiscal years, and having cash flow from operations of no less than $0, then, subject to Shango’s stockholders having delivered an Accredited Investor Certification, Greenrose may be required to issue to Shango’s stockholders up to such number of shares of Greenrose Common Stock equal to $65,000,000 in value, consisting of up to $20,000,000 in value of shares of Greenrose Common Stock for the 2021 fiscal year, up to $25,000,000 in value of shares of Greenrose Common Stock for the 2022 fiscal year and up to $20,000,000 in value of shares of Greenrose Common Stock for the 2023 fiscal year (collectively, the “Additional Consideration”), divided by the Parent Common Stock Price, which is calculated based upon the volume weighted average price per share of Greenrose Common Stock (rounded down to the nearest cent) on The Nasdaq Market, LLC (“Nasdaq”), or such other exchange on which Greenrose Common Stock is then listed or quoted on, for the ten (10) consecutive trading days ending on (and including) the last full trading day immediately prior to, as applicable, (1) the 2021 Milestone Payment Date, (2) the 2022 Milestone Payment Date, or (3) the 2023 Milestone Payment Date, as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed by Greenrose and the Company. The Shango Merger Agreement provides that if any portion of the Additional

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 9 — Initial Business Combinations (cont.)

Consideration is not fully earned in either 2021 or 2022, such portion of the Additional Consideration may be earned in subsequent years through 2023. Additionally, the Additional Consideration may be subject to acceleration as further set forth in the Shango Merger Agreement.

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than two (2) business days following the satisfaction or waiver of all of the closing conditions in the Shango Merger Agreement.

Representations and Warranties

The Shango Merger Agreement contains customary representations and warranties by each of Shango, Greenrose and GS Merger Sub. Many of the representations and warranties are qualified by knowledge of a party, materiality or Material Adverse Effect. At the Closing, Greenrose will also enter into an eighteen (18) month escrow arrangement in a customary form with the Shango Sellers’ Representative and an escrow agent and will deposit $3,000,000 in cash into an escrow fund for the recovery of indemnification claims and working capital adjustments. The Shango stockholders’ aggregate liability for Representation Breach Claims shall not exceed $11,500,000, subject to certain exceptions, and the aggregate liability for all claims shall not exceed the lesser of (i) $25,000,000 or (ii) the Aggregate Consideration actually received by the Shango stockholders.

Covenants of the Parties

Each Party agreed to use its commercially reasonable efforts to effect the Closing. The Shango Merger Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Shango Merger Agreement and the earlier of the Closing or the termination of the Shango Merger Agreement in accordance with its terms, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Shango Merger Agreement.

Shango agreed to (and to cause each of its subsidiaries to), use commercially reasonable efforts to, during the period between the signing of the Merger Agreement and until the earlier of the Closing or the termination of the Shango Merger Agreement, carry on its business in the ordinary course consistent with past practice. Shango also agreed not to, during the period between the signing of the Shango Merger Agreement and until the earlier of the Closing or the termination of the Shango Merger Agreement, without the prior written consent of Greenrose, to take certain actions as more fully set forth in the Shango Merger Agreement.

Conditions to Consummation of the Shango Merger

Under the Shango Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Shango Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Shango Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the stockholders of Greenrose (the “Greenrose Stockholders”); (ii) if required, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the absence of a Material Adverse Effect since the date of the Shango Merger Agreement; and (iv) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Shango Merger Agreement, in each case subject to the certain materiality standards contained in the Shango Merger Agreement.

Termination

The Shango Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Shango; (ii) by Greenrose or

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 9 — Initial Business Combinations (cont.)

Shango if any Law or Order is enacted, promulgated or issued or deemed applicable to the Shango Merger by any Governmental Authority that would make consummation of the Shango Merger illegal, other than Federal Cannabis Laws; (iii) by Greenrose or Shango if the Closing has not occurred by August 31, 2021; or (iv) by Greenrose, on the one hand, or Shango, on the other hand, as a result of certain breaches by the counterparties to the Shango Merger Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(iv), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Shango Merger Agreement.

The foregoing description of the Shango Merger Agreement is qualified in its entirety by reference to the full text of the form of the Shango Merger Agreement, a copy of which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on March 18, 2021, and incorporated herein by reference.

Lock-Up Agreements

In connection with the Closing, each of Shango’s stockholders will be required to enter into a Lock-Up Agreement (the “Shango Lock-Up Agreement”) pursuant to which they will agree, subject to certain exceptions, for a period of 6 months after the applicable Milestone Payment Date, (i) not to lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Greenrose Common Stock, (ii) enter into any swap or other arrangement that transfers to another party, in whole or in part, any of the economic consequences of ownership of the Greenrose Common Stock, or (iii) publicly disclose the intention to do any of the foregoing, with respect to any shares of Greenrose Common Stock received by such Shango stockholder as part of the Additional Consideration.

The foregoing description of the Shango Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit I to the Shango Merger Agreement, filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on March 18, 2021, and incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, Greenrose will enter into a Registration Rights Agreement with each of Shango’s stockholders (the “Shango Registration Rights Agreement”) pursuant to which Greenrose agrees that, after the expiration of the applicable lock-up period set forth in the Shango Lock-Up Agreement, at the request of the Majority Holders (as defined in the Shango Registration Rights Agreement), Greenrose will file a registration statement with the SEC covering the resale of the Registrable Securities (as defined in the Shango Registration Rights Agreement) requested to be included in such registration statement (the “Resale Registration Statement”), and Greenrose shall use its reasonable best efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Additionally, the Holders (as defined in the Shango Registration Rights Agreement) will be entitled to piggyback registration rights.

The foregoing description of the Shango Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit H to the Shango Merger Agreement, filed as Exhibit 2.1 to the Current Report on Form 8-K filed on March 18, 2021, and incorporated herein by reference.

Theraplant Merger Agreement

On March 12, 2021, the Company, GNRS CT Merger Sub, LLC, a Connecticut limited liability company and a wholly-owned subsidiary of the Company formed on March 5, 2021 (“TPT Merger Sub”), Theraplant, LLC, a Connecticut limited liability company (“Theraplant”) and Shareholder Representative Services LLC, solely in its

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 9 — Initial Business Combinations (cont.)

capacity as the representative for the Selling Securityholders thereunder (the “Theraplant Seller Representative”), entered into an Agreement and Plan of Merger (the “Theraplant Merger Agreement”), pursuant to which TPT Merger Sub will be merged with and into Theraplant (the “Theraplant Merger”), with Theraplant surviving the Merger as a wholly owned subsidiary of Greenrose. Capitalized but undefined terms used in this section “Theraplant Merger Agreement” the meanings set forth in the Theraplant Merger Agreement.

Conversion of Securities

Subject to the terms and conditions set forth in the Theraplant Merger Agreement, at the effective time of the Theraplant Merger (the “Theraplant Effective Time”), each unit of Theraplant issued and outstanding immediately prior to the Theraplant Effective Time will be canceled and converted into the right to receive a pro rata portion of cash (without interest), as described below.

Merger Consideration

The aggregate merger consideration (the “Theraplant Merger Consideration”) to be paid at Closing to the unit holders of Theraplant pursuant to the Theraplant Merger Agreement for all Company Units will be $100,000,000 in cash, subject to customary purchase price adjustments, and an indemnity escrow as described more fully in the Theraplant Merger Agreement. Additionally, $700,000 of the Theraplant Merger Consideration will be placed into dedicated accounts controlled by the Theraplant Seller Representative and the Theraplant Managing Members immediately prior to Closing, to provide a source of funds for those parties to use in administering any claims or disputes that arise post-Closing.

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than two (2) business days following the satisfaction or waiver of all of the closing conditions in the Theraplant Merger Agreement.

Representations and Warranties

The Theraplant Merger Agreement contains customary representations and warranties by each of Theraplant, Greenrose and TPT Merger Sub. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. Other than Fundamental Representations, the representations and warranties made by the Parties survive the Closing for a period of 18 months.

Covenants of the Parties

Each Party agreed to use its commercially reasonable efforts to effect the Closing. The Theraplant Merger Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Theraplant Merger Agreement in accordance with its terms, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Theraplant Merger Agreement.

Pursuant to the Theraplant Merger Agreement, Theraplant agreed to (and agreed to cause each Subsidiary to), use commercially reasonable efforts to, during the period between the signing of the Theraplant Merger Agreement and until the earlier of the Closing or the termination of the Theraplant Merger Agreement, carry on its business in the ordinary course consistent with past practice. Pursuant to the Theraplant Merger Agreement, Theraplant also agrees not to, during the period between the signing of the Theraplant Merger Agreement and until the earlier of the Closing or the termination of the Theraplant Merger Agreement, without the prior written consent of Greenrose, to take certain actions as more fully described in the Theraplant Merger Agreement.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 9 — Initial Business Combinations (cont.)

Conditions to Consummation of the Theraplant Merger

Under the Theraplant Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Theraplant Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Theraplant Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the approval and adoption of the Theraplant Merger Agreement and transactions contemplated thereby by Theraplant’s members owning no less than 70% of Theraplant’s units entitled to vote; (iii) the absence of a Material Adverse Effect since the date of the Theraplant Merger Agreement; and (iv) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Theraplant Merger Agreement, in each case subject to the certain materiality standards contained in the Theraplant Merger Agreement.

Termination

The Theraplant Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of the Company and Theraplant; (ii) by the Company or Theraplant if any Law or Order is enacted, promulgated or issued or deemed applicable to the Theraplant Merger by any Governmental Authority that would make consummation of the Theraplant Merger illegal, other than Federal Cannabis Laws; (iii) by the Company or Theraplant if the Closing has not occurred by August 13, 2021; (iv) by the Company or Theraplant if, after giving effect to the completion of the Redemption and any financings undertaken by the Company in connection with the Closing, the Company shall have net tangible assets of less than $120,000,000; or (v) by the Company, on the one hand, or Theraplant, on the other hand, as a result of certain breaches by the counterparties to the Theraplant Merger Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(v), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Theraplant Merger Agreement.

The foregoing description of the Theraplant Merger Agreement is qualified in its entirety by reference to the full text of the form of the Theraplant Merger Agreement, a copy of which is included as Exhibit 2.2 to the Current Report on Form 8-K filed with the SEC on March 18, 2021, and incorporated herein by reference.

True Harvest Holdings Asset Purchase Agreement

On March 12, 2021, the Company, True Harvest Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company formed on March 10, 2021 (“Buyer”), and True Harvest, LLC, an Arizona limited liability company (the “Seller” or “True Harvest”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement,”), pursuant to which Buyer agreed to acquire substantially all of Seller’s assets in connection with its indoor cannabis cultivation facility (the “Business”). Capitalized but undefined terms used in this section shall have the meanings set forth in the Asset Purchase Agreement.

Purchase Consideration

Initial Consideration

The initial consideration to be paid by the Buyer to Seller for the Purchased Assets (the “Initial Payment Amount”), will consist of: (i) $21,750,000 in cash; (ii) an additional $25,000,000 evidenced by a secured promissory note bearing interest at 8% per annum, issued by Buyer to Seller which matures on the third anniversary of the Closing, and which is secured by the Purchased Assets pursuant to the terms of a Security Agreement; and (iii) the assumption by Buyer of $3,250,000 of Seller’s debt.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 9 — Initial Business Combinations (cont.)

Earnout Payment

In addition to the Initial Payment Amount, Buyer may be required to pay additional consideration to Seller (the “Earnout Payment”) of up to a maximum of $35,000,000 in cash (the “Maximum Earnout Amount”) contingent on the Business attaining, within thirty-six (36) months after the Closing Date, a certain price per pound (the “36 Month Price Point”) of cannabis flower (“flower”) as compared to total flower production, irrespective of the final form in which such flower is sold. The Earnout Payment, if any, shall be evidenced by a promissory note (the “Earnout Note”). The Earnout Note, which shall bear interest at an annual rate of 8% per annum, is payable in twenty-four (24) monthly installments after issuance and will be secured by the Purchased Assets. The 36 Month Price Point will be equal to the average of the Weighted Average Annual Price Points for the three (3) years following the Closing Date. The “Weighted Average Annual Price Point” equals revenue of the Business for the three (3) year period following the Closing Date divided by total weight of flower product produced and sold by Buyer (as listed in BioTrack or equivalent tracking system) during the three (3) year period following the Closing Date, provided, that in the event any flower product is lost or otherwise destroyed, then such lost or destroyed products shall not be included in the calculation of Weighted Average Annual Price Point.

The percentage of the Maximum Earnout Amount payable by Buyer to Seller will be determined in accordance with the following table:

36 Month Price Point
Percentage of Earnout	Flower Production of <17,500 pounds/yr.	Flower Production of >17,500 pounds/yr.
0%	<$2,199	<$2,199
20%	$2,200 – $2,399	$2,200 – $2,199
50%	$2,400 – $2,699	$2,200 – $2,499
80%	$2,700 – $2,999	$2,500 – $2,799
100%	$3,000+	$2,800+

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than two (2) business days following the satisfaction or waiver of all of the closing conditions in the Asset Purchase Agreement.

Representations and Warranties

The Asset Purchase Agreement contains customary representations and warranties by each of Seller, the Company and Buyer. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. Other than certain fundamental representations, the representations and warranties made by the Parties survive the Closing for a period of 18 months.

Covenants of the Parties

Each party agrees to use its commercially reasonable efforts to effect the Closing. The Asset Purchase Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Asset Purchase Agreement and prior to the Closing, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Asset Purchase Agreement. Each party will also use its reasonable best efforts to obtain all consents, authorizations, orders and approvals from all governmental authorities that may be necessary for execution of the Asset Purchase Agreement.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 9 — Initial Business Combinations (cont.)

The Seller agrees that, during the period between the signing of the Asset Purchase Agreement and until the Closing, it will use its best efforts to operate its business in good faith in the ordinary course, using reasonable efforts to maintain and preserve intact the current Business and operations and to preserve the rights, goodwill and relationships of its employees, customers, lenders, vendors, and others having relationships with the Business.

After the Closing, Seller agrees to cooperate with Buyer in Buyer’s efforts to continue and maintain those business relationships of Seller existing prior to the Closing and relating to the Business for a period of time.

Conditions to Consummation of the Asset Purchase Agreement

Under the Asset Purchase Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Asset Purchase Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Asset Purchase Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the absence of a Material Adverse Effect (as defined in the Asset Purchase Agreement) since the date of the Asset Purchase Agreement; (iii) after giving effect to the completion of the Redemption and any financings undertaken by the Company in connection with the Closing, the Company shall have net tangible assets of no less than $70,000,000; and (iv) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Asset Purchase Agreement, in each case subject to the certain materiality standards contained in the Asset Purchase Agreement.

Termination

The Asset Purchase Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and True Harvest; (ii) by the Company or True Harvest if there shall be any Law or Order enacted that makes consummation of the transactions contemplated by the Asset Purchase Agreement illegal or otherwise prohibited, other than Federal Cannabis Laws; (iii) by the Company or True Harvest if the Closing has not occurred by the Drop Dead Date; or (v) by Greenrose, on the one hand, or True Harvest, on the other hand, as a result of certain breaches by the counterparties to the Asset Purchase Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(v), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the form of the Asset Purchase Agreement, including the exhibits attached thereto, a copy of which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on March 18, 2021, and incorporated herein by reference.

Futureworks Merger Agreement

On March 12, 2021, the Company, Futureworks Holdings, Inc. a Delaware corporation and a wholly owned subsidiary of the Company formed on March 11, 2021 (“FW Merger Sub”), and Futureworks LLC, a Colorado limited liability company (“Futureworks”), entered into an Agreement and Plan of Merger (the “Futureworks Merger Agreement”), pursuant to which Futureworks will be merged with and into FW Merger Sub (the “Futureworks Merger”), with FW Merger Sub surviving the Merger as a wholly owned subsidiary of the Company (the “Surviving Corporation”). Capitalized but undefined terms used in this section shall have the meanings set forth in the Futureworks Merger Agreement.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 9 — Initial Business Combinations (cont.)

Conversion of Securities

Subject to the terms and conditions set forth in the Futureworks Merger Agreement, at the effective time of the Futureworks Merger (the “Futureworks Effective Time”) each ownership interest in Futureworks issued and outstanding immediately prior to the Futureworks Effective Time will be canceled, extinguished, and converted into the right to receive a pro rata portion of the Aggregate Consideration (without interest), as described below.

Merger Consideration

Initial Consideration

The value of the aggregate merger consideration (the “Initial Consideration”) to be paid at closing to the holders of Futureworks ownership interests pursuant to the Futureworks Merger Agreement for all Company Interests will be: (i) $17,500,000 in cash, plus (ii) such number of shares of Greenrose Common Stock equal to $15,000,000 in value (the “Parent Common Stock”), calculated based upon the volume weighted average price per share of Parent Common Stock (rounded down to the nearest cent) on the OTCQX for the twenty (20) consecutive trading days ending on (and including) the last full trading day immediately prior to, (i) the Closing Date, (ii) March 31, 2022, or (iii) such date as Parent Common Stock Price is required to be paid or issued, as appliable (the “Parent Common Stock Price”), as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed by Greenrose and the Company, provided that the Parent Common Stock Price for the shares of Parent Common Stock to be issued on the Closing Date shall be subject to a minimum price of $12.00 per share of Parent Common Stock and a maximum price of $15.00 per share of Parent Common Stock, subject to customary purchase price adjustments, and indemnity escrow, as described more fully in the Futureworks Merger Agreement.

Earnout Payment

In addition to the Initial Consideration, and subject to the Surviving Corporation meeting the Earnout Threshold then, subject to Futureworks’ members having delivered an executed Accredited Investor Certification to the Company, the Company may be required to issue to Futureworks’ members up to such number of shares of Parent Common Stock equal to $10,000,000 in value, calculated based on the Parent Common Stock Price (the “Futureworks Additional Consideration”).

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than two (2) business days following the satisfaction or waiver of all of the closing conditions in the Futureworks Merger Agreement.

Representations and Warranties

The Futureworks Merger Agreement contains customary representations and warranties by each of Futureworks, the Company and FW Merger Sub. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. The representations and warranties made by the Parties survive the Closing until the Expiration Date.

Covenants of the Parties

Each Party agreed to use its commercially reasonable efforts to effect the Closing. The Futureworks Merger Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Futureworks Merger Agreement and the earlier of the Closing or the termination of the Futureworks Merger Agreement in accordance with its terms, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Futureworks Merger Agreement.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 9 — Initial Business Combinations (cont.)

Futureworks agreed to (and to cause each Futureworks subsidiary to), use commercially reasonable efforts to, during the period between the signing of the Futureworks Merger Agreement and until the earlier of the Closing or the termination of the Futureworks Merger Agreement, carry on its business in the ordinary course consistent with past practice. Futureworks also agreed not to, during the period between the signing of the Futureworks Merger Agreement and until the earlier of the Closing or the termination of the Futureworks Merger Agreement, without the prior written consent of the Company, to take certain actions as further set forth in the Futureworks Merger Agreement.

Conditions to Consummation of the Futureworks Merger

Under the Futureworks Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Futureworks Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Futureworks Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the absence of a Material Adverse Effect since the date of the Futureworks Merger Agreement; and (iii) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Futureworks Merger Agreement, in each case subject to the certain materiality standards contained in the Futureworks Merger Agreement.

Termination

The Futureworks Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Futureworks; (ii) by Greenrose or Futureworks if any Applicable Law or Order is enacted, promulgated, or issued or deemed applicable to the Futureworks Merger by any Governmental Authority that would make consummation of the Futureworks Merger illegal; provided, however, that the violation of any Federal Cannabis Laws shall not be deemed to make consummation of the Futureworks Merger illegal; (iii) by Greenrose or Futureworks if the Effective Time has not occurred within 12 months from the date of the Futureworks Merger Agreement; or (iv) by Greenrose, on the one hand, or Futureworks, on the other hand, as a result of certain breaches by the counterparties to the Futureworks Merger Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(iv), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Futureworks Merger Agreement.

Lock-Up Agreements

In connection with the Closing, each of Futureworks’ members will be required to enter into a Lock-Up Agreement (the “Futureworks Lock-Up Agreement”) pursuant to which they will agree, subject to certain exceptions, for a period of 6 months after the Closing Date, (i) not to lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Parent Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Parent Common Stock, or (iii) publicly disclose the intention to do any of the foregoing, with respect to any shares of Parent Common Stock received by such Futureworks’ member as part of the Initial Consideration or the Futureworks Additional Consideration.

The foregoing description of the Futureworks Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit G to the Futureworks Merger Agreement, filed as Exhibit 2.3 to the Current Report on Form 8-K filed with the SEC on March 18, 2021, and incorporated herein by reference.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)

Note 9 — Initial Business Combinations (cont.)

Registration Rights Agreement

In connection with the Closing, the Company will enter into a Registration Rights Agreement with each of Futureworks’ members (the “Futureworks Registration Rights Agreement”) pursuant to which Greenrose agrees that, after the expiration of the lock-up period set forth in the Futureworks Lock-Up Agreement, at the request of the Majority Holders (as defined in the Futureworks Registration Rights Agreement), the Company will file a registration statement with the SEC covering the resale of the Registrable Securities (as defined in the Futureworks Registration Rights Agreement) requested to be included in such registration statement (the “Futureworks Resale Registration Statement”), and the Company shall use its reasonable best efforts to have the Futureworks Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Additionally, the Holders (as defined in the Futureworks Registration Rights Agreement) will be entitled to piggyback registration rights.

The foregoing description of the Futureworks Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit H to the Futureworks Merger Agreement, filed as Exhibit 2.3 to the Current Report on Form 8-K filed with the SEC on March 18, 2021, and incorporated herein by reference.

Delisting and Relisting

Unless a change in applicable law has occurred prior to the closing of each of the applicable agreements that would allow for shares of Greenrose Common Stock and other equity of the Company currently listed on Nasdaq to remain listed on Nasdaq, the Company will use its reasonable best efforts to delist all such equity from Nasdaq and have such equity listed or quoted for trading on another securities exchange or trading platform.

Note 10 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the condensed consolidated financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the condensed consolidated financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Greenrose Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Greenrose Acquisition Corp. (the “Company”) as of December 31, 2020 and 2019, the related statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2020 and for the period from August 26, 2019 (inception) through December 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the year ended December 31, 2020 and for the period from August 26, 2019 (inception) through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph — Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s cash and working capital as of December 31, 2020 are not sufficient to complete its planned activities. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Restatement of Previously Issued Financial Statement

As discussed in Note 2, the accompanying financial statements as of December 31, 2020 and 2019, the related statements of operations, changes in stockholders’ equity and cash flows for each of the years ended December 31, 2020, have been restated to correct an error.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2019.
New York, NY
March 10, 2021, except for the effects of the restatement disclosed in Note 2, and the subsequent events discussed in Note 11 as to which the date is May 27, 2021.

GREENROSE ACQUISITION CORP.
BALANCE SHEETS (As Restated)

	December 31,
	2020	2019
ASSETS
Current assets
Cash	$309,849	$24,970
Prepaid expenses	45,096	28,872
Total Current Assets	354,945	53,842

Deferred offering costs	—	603,833
Marketable securities held in Trust Account	173,656,603	—
TOTAL ASSETS	$174,011,548	$657,675

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued expenses	$399,999	$—
Accrued offering costs	—	3,508
Advances from related party	—	631,366
Total Current Liabilities	399,999	634,874

Private warrants liability	1,980,000	—
Convertible promissory note, net – related party	1,593,605	—
TOTAL LIABILITIES	3,973,604	634,874

Commitments

Common stock subject to possible redemption 16,414,428 and no shares at redemption value at December 31, 2020 and 2019, respectively	165,037,937	—

Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value; 70,000,000 shares authorized; 5,478,072 and 4,312,500 shares issued and outstanding (excluding 16,414,428 and no shares subject to possible redemption) at December 31, 2020 and 2019(1), respectively	548	431
Additional paid-in capital	6,611,441	24,569
Accumulated deficit	(1,611,982)	(2,199)
Total Stockholders’ Equity	5,000,007	22,801
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$174,011,548	$657,675

____________

(1)      Share count at December 31, 2019 included up to 562,500 shares subject to forfeiture if the over-allotment was not exercised in full or in part by the underwriters (see Note 5).

The accompanying notes are an integral part of the financial statements.

GREENROSE ACQUISITION CORP.
STATEMENTS OF OPERATIONS (As Restated)

	Year Ended December 31, 2020	For the Period from August 26, 2019 (inception) Through December 31, 2019
Operating and formation costs	$1,598,581	$2,199
Loss from operations	(1,598,581)	(2,199)

Other income:
Interest earned on marketable securities held in Trust Account	1,156,603	—
Interest Expense	(272,884)
Change in fair value of private warrants liability	(574,200)
Change in fair value of Convertible promissory note, net – related party	(320,721)	—

Net loss	$(1,609,783)	$(2,199)

Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	16,704,070	—

Basic and diluted net income per share, Common stock subject to possible redemption	$0.05	$—

Basic and diluted weighted average shares outstanding, Common stock(1)	5,083,127	3,750,000

Basic and diluted net loss per share, Common stock	$(0.49)	$(0.00)

____________

(1)      Excludes an aggregate of 562,500 shares that were subject to forfeiture at December 31, 2019.

The accompanying notes are an integral part of the financial statements.

GREENROSE ACQUISITION CORP.
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

YEAR ENDED DECEMBER 31, 2020 (As Restated)

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance – January 1, 2020	4,312,500	$431	$24,569	$(2,199)	$22,801
Sale of 17,250,000 Units, net of underwriting discount and offering expenses	17,250,000	1,725	168,079,001	—	168,080,726
Sale of 330,000 Private Units, net of warrant liability	330,000	33	3,065,667	—	3,065,700
Contribution in excess of fair value of sale of 1,650,000 Private Warrants	—	—	478,500	—	478,500
Common stock subject to possible redemption	(16,414,428)	(1,641)	(165,036,296)	—	(165,037,937)
Net loss	—	—	—	(1,609,783)	(1,609,783)
Balance – December 31, 2020	5,478,072	$548	$6,611,441	$(1,611,982)	$5,000,007

FOR THE PERIOD FROM AUGUST 26, 2019 (INCEPTION) THROUGH DECEMBER 31, 2019

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholder’s Equity
	Shares	Amount
Balance – August 26, 2019 (inception)	—	$—	$—	$—	$—

Issuance of common stock to Sponsor(1)	4,312,500	431	24,569	—	25,000

Net loss	—	—	—	(2,199)	(2,199)

Balance – December 31, 2019	4,312,500	$431	$24,569	$(2,199)	$22,801

____________

(1)      Included 562,500 shares subject to forfeiture if the over-allotment was not exercised in full or in part by the underwriters (see Note 5).

The accompanying notes are an integral part of the financial statements.

GREENROSE ACQUISITION CORP.
STATEMENTS OF CASH FLOWS (As Restated)

	Year Ended December 31, 2020	For the Period from August 26, 2019 (inception) Through December 31, 2019
Cash Flows from Operating Activities:
Net loss	$(1,609,783)	$(2,199)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(1,156,603)	—
Interest expense	272,884	—
Change in fair value of private warrants liability	574,200
Change in fair value of Convertible promissory note, net – related party	320,721	—
Changes in operating assets and liabilities:
Prepaid expenses	(16,224)	(28,872)
Accrued expenses	399,999	—
Net cash used in operating activities	(1,214,806)	(31,071)

Cash Flows from Investing Activities:
Investment of cash in Trust Account	(172,500,000)	—
Net cash used in investing activities	(172,500,000)	—

Cash Flows from Financing Activities:
Proceeds from issuance of common stock to Sponsor	—	25,000
Proceeds from sale of Units, net of underwriting discounts paid	169,050,000	—
Proceeds from sale of Private Units	3,300,000	—
Proceeds from sale of Private Warrants	1,650,000	—
Advances from related party	164,753	631,366
Repayment of advances from related party	(796,119)	—
Proceeds from Convertible promissory note – related party	1,000,000	—
Payment of offering costs	(368,949)	(600,325)
Net cash provided by financing activities	173,999,685	56,041

Net Change in Cash	284,879	24,970
Cash – Beginning of period	24,970	—
Cash – End of period	$309,849	$24,970

Non-Cash investing and financing activities:
Initial classification of common stock subject to possible redemption	$166,647,190	$—
Change in value of common stock subject to possible redemption	$(1,609,253)	$—
Initial classification of private warrants liability	$1,405,800	$—
Initial classification of Convertible promissory note, net – related party	$492,165	$—
Offering costs included in accrued offering costs	$—	$3,508

The accompanying notes are an integral part of the financial statements.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Greenrose Acquisition Corp. (the “Company”) was incorporated in Delaware on August 26, 2019. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities (the “Business Combination”).

Although the Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, the Company intends to focus its search on companies in the cannabis industry. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of December 31, 2020, the Company had not commenced any operations. All activity through December 31, 2020 relates to the Company’s formation, the initial public offering (“Initial Public Offering”), which is described below, and identifying a target company or companies for a Business Combination. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company generates non-operating income (loss) in the form of interest income from the proceeds derived from assets held in the Trust Account, interest expense from the amortization of the debt discount on our promissory note and recognizes changes in the fair value of derivative liabilities as other income (expense).

The registration statement for the Company’s Initial Public Offering was declared effective on February 10, 2020. On February 13, 2020, the Company consummated the Initial Public Offering of 15,000,000 units (the “Units” and, with respect to the shares of common stock included in the Units sold, the “Public Shares”), generating gross proceeds of $150,000,000, which is described in Note 4.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 300,000 units (the “Private Units”) and 1,500,000 warrants (the “Private Warrants” and, together with the Private Units, the “Private Securities”) at a price of $10.00 per Private Unit and $1.00 per Private Warrant in a private placement to Greenrose Associates LLC (the “Sponsor”) and Imperial Capital, LLC (“Imperial”), generating gross proceeds of $4,500,000, which is described in Note 5.

Following the closing of the Initial Public Offering on February 13, 2020, an amount of $150,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Securities was placed in a trust account (the “Trust Account”) located in the United States, which will be only invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.

On February 14, 2020, the underwriters notified the Company of their intention to exercise their over-allotment option in full. As such, on February 14, 2020, the Company consummated the sale of an additional 2,250,000 Units, at $10.00 per Unit, and the sale of an additional 30,000 Private Units, at $10.00 per Private Unit, and 150,000 Private Warrants, at $1.00 per Private Warrant, generating total gross proceeds of $22,950,000. A total of $22,500,000 of the net proceeds was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $172,500,000.

Transaction costs amounted to $4,419,274 consisting of $3,450,000 of underwriting fees and $969,274 of other offering costs.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Securities, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding taxes payable on income earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account ($10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income tax obligations. There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Company’s Sponsor and Imperial have agreed to vote their Founder’s Shares (as defined in Note 6), Private Shares (as defined in Note 5), and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination and not to convert any shares in connection with a stockholder vote to approve a Business Combination or sell any shares to the Company in a tender offer in connection with a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or don’t vote at all.

The Sponsor and Imperial have agreed (a) to waive their redemption rights with respect to their Founder’s Shares, Private Shares and Public Shares held by it in connection with the completion of a Business Combination, (b) to waive their rights to liquidating distributions from the Trust Account with respect to the Founder’s Shares and Private Shares if the Company fails to consummate a Business Combination, and (c) not to propose an amendment to the Amended and Restated Certificate of Incorporation that would affect a public stockholders’ ability to convert or sell their shares to the Company in connection with a Business Combination or affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

The Company will have until August 13, 2021 (subject to its right to extend the period of time to consummate a Business Combination for up to an additional three months if the Sponsor agrees to deposit $569,250 in the Trust Account for each one month extension) to complete a Business Combination (the “Combination Period”). If the

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject (in each case of (ii) and (iii) above) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.00 per Public Share, except as to any claims by a third party who executed a valid and enforceable agreement with the Company waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, none of the Company’s officers or directors, the Sponsor, Imperial or their respective officers, directors, shareholder or members (collectively, the “Insiders”) will be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Insiders will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Liquidity and Going Concern

As of December 31, 2020, the Company had cash of $309,849 held outside of the Trust Account, total current liabilities of $182,544 which excludes franchise taxes payable of $187,500, of which such amount will be paid from interest earned on the Trust Account and $29,955 of franchise taxes paid and not yet reimbursed from the trust and working capital of $172,401. For the year ended December 31, 2020, we incurred a net loss of $1,609,783 and used $1,214,806 cash from operating activities.

Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

The Company will need to raise additional capital through loans or additional investments from its Sponsor, shareholders, officers, directors, or third parties. The Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available on commercially acceptable terms, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern through November 29, 2021, the date that the Company will be required to cease all operations, except for the purpose of winding up, if a Business Combination is not consummated. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

The accompanying consolidated financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The accompanying consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of the uncertainty related to our ability to continue as a going concern.

NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

The Company previously accounted for its outstanding private warrants issued in connection with its Initial Public Offering as components of equity instead of as derivative liabilities. In addition, the Company did not account for its convertible promissory note as a derivative liability (the convertible component of the convertible promissory note, together with the private warrants, the “Derivative Instruments”). The warrant agreement governing the warrants includes a provision that provides for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant.

In connection with the audit of the Company’s financial statements for the period ended December 31, 2020, the Company’s management further evaluated the private warrants under Accounting Standards Codification (“ASC”) Subtopic 815-40, Contracts in Entity’s Own Equity. ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock. Under ASC Section 815-40-15, a warrant is not indexed to the issuer’s common stock if the terms of the warrant require an adjustment to the exercise price upon a specified event and that event is not an input to the fair value of the warrant. Based on management’s evaluation, the Company’s audit committee, in consultation with management and after discussion with the Company’s independent registered public accounting firm, concluded that the Company’s private warrants are not indexed to the Company’s common shares in the manner contemplated by ASC Section 815-40-15 because the holder of the instrument is not an input into the pricing of a fixed-for-fixed option on equity shares. As a result of the above, the Company should have classified the Derivative Instruments as derivative liabilities in its previously issued financial statements. Under this accounting treatment, the Company is required to measure the fair value of the Derivative Instruments at the end of each reporting period and recognize changes in the fair value from the prior period in the Company’s operating results for the current period.

The Company’s accounting for the Derivative Instruments as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported operating expenses, cash flows or cash.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS (cont.)

The table below summarizes the effects of the restatement on the financial statements for all periods being restated:

BALANCE SHEETS

		February 13, 2020	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Private warrants liability	As Previously Reported	—	—	—	—	—
	Adjustments	1,405,800	1,009,800	415,800	475,200	1,980,000
	As Restated	1,405,800	1,009,800	415,800	475,200	1,980,000

Convertible promissory note, net – related party	As Previously Reported	—	1,000,000	1,000,000	1,000,000	1,000,000
	Adjustments	—	(79,518)	(228,910)	(116,572)	593,605
	As Restated	—	920,482	771,090	883,428	1,593,605

Total Liabilities	As Previously Reported	865,008	1,283,698	1,237,423	1,271,744	1,399,999
	Adjustments	1,405,800	930,282	186,890	358,618	2,573,605
	As Restated	2,270,808	2,213,980	1,424,313	1,630,362	3,973,604

Common stock subject to possible redemption	As Previously Reported	145,552,990	168,708,256	168,526,257	168,184,912	167,611,542
	Adjustments	(1,405,796)	(930,282)	(186,894)	(358,634)	(2,573,605)
	As Restated	144,147,194	167,777,974	168,339,363	167,826,278	165,037,937

Common stock	As Previously Reported	506	511	513	517	522
	Adjustments	15	9	1	3	26
	As Restated	521	520	514	520	548

Additional Paid-in Capital	As Previously Reported	5,002,230	4,346,959	4,528,956	4,870,297	5,443,662
	Adjustments	(19)	(475,527)	(1,218,907)	(1,047,169)	1,167,779
	As Restated	5,002,211	3,871,432	3,310,049	3,823,128	6,611,441

Accumulated Deficit	As Previously Reported	(2,731)	652,537	470,534	129,187	(444,177)
	Adjustments	—	475,518	1,218,910	1,047,172	(1,167,805)
	As Restated	(2,731)	1,128,055	1,689,444	1,176,359	(1,611,982)

Total Stockholders’ Equity	As Previously Reported	5,000,005	5,000,007	5,000,003	5,000,001	5,000,007
	Adjustments	(4)	—	4	6	—
	As Restated	5,000,001	5,000,007	5,000,007	5,000,007	5,000,007

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS (cont.)

STATEMENTS OF OPERATIONS — YTD

		Three Months Ended March 31, 2020	Six Months Ended June 30, 2020	Nine Months Ended September 30, 2020	Year Ended December 31, 2020
Change in fair value of private warrants liability	As Previously Reported	—	—	—	—
	Adjustments	396,000	990,000	930,600	(574,200)
	As Restated	396,000	990,000	930,600	(574,200)

Change in fair value of Convertible promissory note, net – related party	As Previously Reported	—	—	—	—
	Adjustments	84,391	322,470	299,794	(320,721)
	As Restated	84,391	322,470	299,794	(320,721)

Interest Expense	As Previously Reported	—	—	—	—
	Adjustments	(4,873)	(93,560)	(183,222)	(272,884)
	As Restated	(4,873)	(93,560)	(183,222)	(272,884)

Total Other Income (Expense), net	As Previously Reported	1,104,572	1,147,848	1,152,225	1,156,603
	Adjustments	475,518	1,218,910	1,047,172	(1,167,805)
	As Restated	1,580,090	2,366,758	2,199,397	(11,202)

Net income (loss)	As Previously Reported	654,736	472,733	131,386	(441,978)
	Adjustments	475,518	1,218,910	1,047,172	(1,167,805)
	As Restated	1,130,254	1,691,643	1,178,558	(1,609,783)

Basic and diluted net income (loss) per share, Common Stock	As Previously Reported	(0.04)	(0.08)	(0.16)	(0.27)
	Adjustments	0.10	0.24	0.21	(0.22)
	As Restated	0.06	0.16	0.05	(0.49)

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS (cont.)

STATEMENTS OF OPERATIONS — THREE MONTHS ENDED

		Three Months Ended March 31, 2020	Three Months Ended June 30, 2020	Three Months Ended September 30, 2020	Three Months Ended December 31, 2020
Change in fair value of private warrants liability	As Previously Reported	—	—	—	—
	Adjustments	396,000	594,000	(59,400)	(1,504,800)
	As Restated	396,000	594,000	(59,400)	(1,504,800)

Change in fair value of Convertible promissory note, net – related party	As Previously Reported	—	—	—	—
	Adjustments	84,391	238,079	(22,676)	(620,515)
	As Restated	84,391	238,079	(22,676)	(620,515)

Interest Expense	As Previously Reported	—	—	—	—
	Adjustments	(4,873)	(88,687)	(89,662)	(89,662)
	As Restated	(4,873)	(88,687)	(89,662)	(89,662)

Total Other Income (Expense), net	As Previously Reported	1,104,572	43,276	4,377	4,378
	Adjustments	475,518	743,392	(171,738)	(2,214,977)
	As Restated	1,580,090	786,668	(167,361)	(2,210,599)

Net income (loss)	As Previously Reported	654,736	(182,003)	(341,347)	(573,364)
	Adjustments	475,518	743,392	(171,738)	(2,214,977)
	As Restated	1,130,254	561,389	(513,085)	(2,788,341)

Basic and diluted net income (loss) per share, Common Stock	As Previously Reported	(0.04)	(0.04)	(0.07)	(0.11)
	Adjustments	0.10	0.14	(0.03)	(0.43)
	As Restated	0.06	0.10	(0.10)	(0.54)

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS (cont.)

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

		March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Common stock	As Previously Reported	511	513	517	522
	Adjustments	9	1	3	26
	As Restated	520	514	520	548

Additional Paid-in Capital	As Previously Reported	4,346,959	4,528,956	4,870,297	5,443,662
	Adjustments	(475,527)	(1,218,907)	(1,047,169)	1,167,779
	As Restated	3,871,432	3,310,049	3,823,128	6,611,441

Accumulated Deficit	As Previously Reported	652,537	470,534	129,187	(444,177)
	Adjustments	475,518	1,218,910	1,047,172	(1,167,805)
	As Restated	1,128,055	1,689,444	1,176,359	(1,611,982)

Total Stockholders’ Equity	As Previously Reported	5,000,007	5,000,003	5,000,001	5,000,007
	Adjustments	—	4	6	—
	As Restated	5,000,007	5,000,007	5,000,007	5,000,007

STATEMENTS OF CASH FLOWS

		Three Months Ended March 31, 2020	Six Months Ended June 30, 2020	Nine Months Ended September 30, 2020	Year Ended December 31, 2020
Net income (loss)	As Previously Reported	654,736	472,733	131,386	(441,978)
	Adjustments	475,518	1,218,910	1,047,172	(1,167,805)
	As Restated	1,130,254	1,691,643	1,178,558	(1,609,783)

Change in fair value of private warrants liability	As Previously Reported	—	—	—	—
	Adjustments	(396,000)	(990,000)	(930,600)	574,200
	As Restated	(396,000)	(990,000)	(930,600)	574,200

Change in fair value of Convertible promissory note, net – related party	As Previously Reported	—	—	—	—
	Adjustments	(84,391)	(322,470)	(299,794)	320,721
	As Restated	(84,391)	(322,470)	(299,794)	320,721

Interest Expense	As Previously Reported	—	—	—	—
	Adjustments	4,873	93,560	183,222	272,884
	As Restated	4,873	93,560	183,222	272,884

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(l) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2020 and 2019.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Marketable Securities Held in Trust Account

At December 31, 2020, substantially all of the assets held in the Trust Account were held in money market funds which invest U.S. Treasury securities.

Derivative Liabilities

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the instruments’ specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the instruments are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the instruments meet all of the requirements for equity classification under ASC 815, including whether the instruments are indexed to the Company’s own common shares and whether the instrument holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the instruments are outstanding.

For issued or modified instruments that meet all of the criteria for equity classification, the instruments are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified instruments that do not meet all the criteria for equity classification, the instruments are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the instruments are recognized as a non-cash gain or loss on the statements of operations. The fair value of the instruments was estimated using a Black-Scholes model (see Note 10).

Common Stock Subject to Possible Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheets.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2020 and 2019. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

On March 27, 2020, President Trump signed the Coronavirus Aid, Relief, and Economic Security “CARES” Act into law. The CARES Act includes several significant business tax provisions that, among other things, would eliminate the taxable income limit for certain net operating losses (“NOL) and allow businesses to carry back NOLs arising in 2018, 2019 and 2020 to the five prior years, suspend the excess business loss rules, accelerate refunds of previously generated corporate alternative minimum tax credits, generally loosen the business interest limitation under IRC section 163(j) from 30 percent to 50 percent among other technical corrections included in the Tax Cuts and JOBS Act tax provisions. The enactment of the CARES Act did not have a material impact on the Company’s income tax accounts or profile.

Net Income (Loss) per Common Share

Net income (loss) per share is computed by dividing net income by the weighted-average number of shares of common stock outstanding during the period, excluding shares of common stock subject to forfeiture. At December 31, 2019, weighted average shares were reduced for the effect of an aggregate of 562,500 shares of common stock that were subject to forfeiture if the over-allotment option was not exercised by the underwriters (see Note 6). The Company has not considered the effect of the warrants sold in the Initial Public Offering and private placement to purchase an aggregate of 19,230,000 shares in the calculation of diluted loss per share, since the exercise of the warrants are contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive. There were no dilutive securities for the period ended December 31, 2020 or December 31, 2019. These amounts are not included in the computation of dilutive loss per share because their impact is antidilutive.

The Company’s statement of operations includes a presentation of income (loss) per share for common shares subject to possible redemption in a manner similar to the two-class method of income (loss) per share. Net income (loss) per common share, basic and diluted, for Common stock subject to possible redemption is calculated by dividing the proportionate share of income or loss on marketable securities held by the Trust Account, net of applicable franchise and income taxes, by the weighted average number of Common stock subject to possible redemption outstanding since original issuance.

Net loss per share, basic and diluted, for non-redeemable common stock is calculated by dividing the net income (loss), adjusted for income or loss on marketable securities attributable to Common stock subject to possible redemption, by the weighted average number of non-redeemable common stock outstanding for the period.

Non-redeemable common stock includes Founder Shares and non-redeemable shares of common stock as these shares do not have any redemption features. Non-redeemable common stock participates in the income or loss on marketable securities based on non-redeemable shares’ proportionate interest.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The following table reflects the calculation of basic and diluted net income (loss) per common share (in dollars, except per share amounts):

	Year Ended December 31, 2020	For the Period from August 26, 2019 (Inception) Through December 31, 2019

Common stock subject to possible redemption
Numerator: Earnings allocable to Common stock subject to possible redemption
Interest earned on marketable securities held in Trust Account	$1,100,578	$—
Less: interest available to be withdrawn for payment of taxes	(206,921)	—
Net income	$893,657	$—
Denominator: Weighted Average Common stock subject to possible redemption
Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	16,704,070	—
Basic and diluted net income per share, Common stock subject to possible redemption	$0.05	$—

Non-Redeemable Common Stock
Numerator: Net Loss minus Net Earnings
Net loss	$(1,609,783)	$(2,199)
Less: Income attributable to Common stock subject to possible redemption	(893,657)	—
Non-redeemable net loss	$(2,503,440)	$(2,199)
Denominator: Weighted Average Non-Redeemable Common Stock
Basic and diluted weighted average shares outstanding, Common Stock	5,083,127	3,750,000

Basic and diluted net loss per share, Common Stock	$(0.49)	$(0.00)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal Depository Insurance Coverage limit of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

See Note 10 for additional information on assets and liabilities measured at fair value

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 4 — PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 17,250,000 Units, which includes a full exercise by the underwriters of their over-allotment option in the amount of 2,250,000 Units, at a price of $10.00 per Unit. Each Unit consists of one share of common stock and one warrant (“Public Warrant”). Each Public Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment (see Note 8).

NOTE 5 — PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor and Imperial purchased an aggregate of 300,000 Private Units at a price of $10.00 per Private Unit and 1,500,000 Private Warrants at a price of $1.00 per Private Warrant, for an aggregate purchase price of $4,500,000. The Sponsor purchased 200,000 Private Units and 1,000,000 Private Warrants and Imperial purchased 100,000 Private Units and 500,000 Private Warrants. As a result of the underwriters’ election to fully exercise their over-allotment option on February 14, 2020, the Sponsor and Imperial purchased an additional 30,000 Private Units, at a purchase price of $10.00 per Private Unit, and 150,000 Private Warrants, at a purchase price of $1.00 per Private Warrant, for an aggregate purchase price of $450,000. Each Private Unit consists of one share of common stock (“Private Share”) and one warrant. Each Private Warrant is exercisable to purchase one share of common stock at an exercise price of $11.50 per share, subject to adjustment (see Note 8). The proceeds from the Private Securities were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Securities will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Private Shares will expire worthless.

NOTE 6 — RELATED PARTY TRANSACTIONS

Founder’s Shares

In August 2019, the Sponsor purchased 4,312,500 shares (the “Founder’s Shares”) of the Company’s common stock for an aggregate price of $25,000. The Founder’s Shares included an aggregate of up to 562,500 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would collectively own 20% of the Company’s issued and outstanding shares after the Initial Public

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 6 — RELATED PARTY TRANSACTIONS (cont.)

Offering (excluding the Private Shares underlying the Private Securities). On February 14, 2020, as a result of the underwriters’ election to fully exercise their over-allotment option, 562,500 Founder’s Shares are no longer subject to forfeiture.

The Sponsor has agreed that, subject to certain limited exceptions, it will not transfer, assign or sell any of the Founder’s Shares until (i) with respect to 50% of the Founder’s Shares, for a period ending on the earlier of the one-year anniversary of the date of the consummation of the Business Combination and the date on which the closing price of the Company’s common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within a 30-trading day period following the consummation of the Business Combination and (ii) with respect to the remaining 50% of the Founder’s Shares, for a period ending on the one-year anniversary of the date of the consummation of the Business Combination, or earlier if, subsequent to the Business Combination, the Company consummates a liquidation, merger, stock exchange or other similar transaction which results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property. The limited exceptions include transfers, assignments or sales (i) to the Company’s or Sponsor’s officers, directors, consultants or their affiliates, (ii) to an entity’s members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to the Company for no value for cancellation in connection with the consummation of a Business Combination, or (vii) in connection with the consummation of a Business Combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with the Company’s prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions.

In addition, the Sponsor has agreed not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Founder’s Shares unless, prior to (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Founder’s Shares proposed to be transferred shall then be effective or (b) the Company has received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the SEC thereunder and with all applicable state securities laws.

Advances — Related Party

During the year ended December 31, 2019, the Sponsor advanced an aggregate of $631,366 on the Company’s behalf to cover certain expenses (the “Advances”). An additional $164,753 was advanced as of February 2020. The Advances were non-interest bearing and due on demand. Total advances of $796,119 were repaid on March 9, 2020.

Related Party Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $2,000,000 of the Working Capital Loans may be convertible into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 6 — RELATED PARTY TRANSACTIONS (cont.)

On March 26, 2020, the Company issued an unsecured promissory note (the “Note”) in the principal amount of $1,000,000 to the Sponsor. The Note is non-interest bearing and payable upon the consummation of a Business Combination. Up to $1,000,000 of such loans may be convertible into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants.

The Company assessed the provisions of the convertible promissory note under ASC 815-15. The derivative component of the obligation is initially valued and classified as a derivative liability with an offset to a discount on the promissory note. The discount will be amortized over the life of the Note. For the year ended December 31, 2020 $272,884 was included within interest expense. To calculate the value of the embedded derivative we utilized a “with” and “without” approach. In the “with” scenario we valued the convertible promissory notes using a Black-Scholes model as it was determined that on a business combination, a holder would likely convert into private warrants, which were themselves valued using a Black-Scholes model and are considered to be a Level 3 fair value measurement (see Note 10). In the “without” scenario, we valued the repayment of the notional value of the convertible promissory note using a risk-adjusted discounted cash flow model. The primary unobservable inputs utilized in determining the fair value of the conversion option are volatility and credit spread.

The assumptions used to value the conversion option were consistent with those utilized in the Company’s Black-Scholes valuation for stock options are detailed below:

	March 26, 2020	December 31, 2020
Expected volatility (%)	15.0%	15.0%
Risk-free interest rate (%)	0.60%	0.43%
Discount Rate (%)	25.0%	25.0%
Expected dividend yield (%)	0.0%	0.0%
Contractual term (years)	0.88	0.5
Conversion price	(*)	(*)
Underlying share price	8.97	10.13
Convertible notes amount	$1,000,000	$1,000,000
Fair value of the conversion feature	$492,165	$812,886

____________

(*)      the conversion price is $10.00 per unit and/or $1.00 per warrant

The following table presents the change in the fair value of conversion option:

Fair value as of January 1, 2020	$—
Initial measurement on March 26, 2020	492,165
Change in valuation inputs and other assumptions	320,721
Fair value as of December 31, 2020	$812,886

Administrative Support Agreement

The Company entered into an agreement whereby, commencing on the February 10, 2020, through the earlier of the Company’s consummation of a Business Combination and its liquidation, the Company will pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. For the year ended December 31, 2020, the Company incurred and paid $110,000 in fees for these services.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 7 — COMMITMENTS

Registration Rights

Pursuant to a registration rights agreement entered into on February 11, 2020, the holders of the Founder’s Shares, Private Units, Private Warrants, and any units or warrants that may be issued upon conversion of Working Capital Loans (and all underlying securities) are entitled to registration rights. The holders of the majority of these securities are entitled to make up to two demands that the Company register such securities. The holders of the majority of the Founder’s Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which the Founder’s Shares are to be released from escrow. The holders of a majority of the Private Units or units issued in payment of Working Capital Loans made to the Company (or underlying securities) can elect to exercise these registration rights at any time commencing after the Company consummates a Business Combination. Notwithstanding anything to the contrary, Imperial may only make a demand on one occasion and only during the five-year period beginning on the effective date of the Initial Public Offering. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination; provided, however, that Imperial may participate in a “piggy-back” registration only during the seven-year period beginning on the effective date of the Initial Public Offering. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Initial Public Offering underwriting agreement provides that in the event the Company completes a financing transaction similar to the Initial Public Offering or Business Combination, or enters into a statement or letter of intent that results in such a transaction, within 18 months following its termination, Imperial shall be entitled to receive any expense reimbursement due to it along with payment in full of its applicable fee of either (i) 2% of the gross proceeds of the offering, of which 1% will be in cash and 1% will be in equity of the Company for a financing transaction, or (ii) an amount equal to 5% of the face amount of any equity securities and 3% of the face amount of any debt sold or arranged as part of the Business Combination (exclusive of any applicable finders’ fees which might become payable). Additionally, Imperial has the right to act as a book-runner and managing underwriter for all underwritten follow-on offerings for 18 months following completion of the Initial Public Offering and the right to approve any co-lead managing underwriter or co-book runner.

Business Combination Marketing Agreement

The Company has engaged Imperial as an advisor in connection with a Business Combination to assist the Company in holding meetings with its shareholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities in connection with a Business Combination, assist the Company in obtaining shareholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination. The Company will pay Imperial a cash fee for such services upon the consummation of a Business Combination in an amount equal to 4.5% of the gross proceeds of Initial Public Offering, or $7,762,500 (exclusive of any applicable finders’ fees which might become payable); provided that up to 20% of the fee may be allocated at the Company’s sole discretion to other FINRA members that assist the Company in identifying and consummating a Business Combination.

Additionally, the Company has agreed to pay Imperial a cash fee for assisting it in obtaining financing for the Business Combination in an amount equal to 5% of the face amount of any equity securities and 3% of the face amount of any debt sold or arranged as part of the Business Combination (exclusive of any applicable finders’ fees which might become payable).

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 8 — STOCKHOLDERS’ EQUITY

Preferred Stock — On February 10, 2020, the Company amended its certificate of incorporation such that the Company is authorized to issue up to 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. At December 31, 2020 and 2019, there were no shares of preferred stock issued or outstanding.

Common Stock — On February 10, 2020, the Company amended its certificate of incorporation such that the Company is authorized to issue up to 70,000,000 shares of common stock with a par value of $0.0001 per share. Holders of the common stock are entitled to one vote for each share. At December 31, 2020 and 2019, there were 5,478,072 and 4,312,500 shares of common stock issued and outstanding, excluding 16,414,428 and no shares of common stock subject to possible redemption, respectively.

Warrants — The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering. No warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to such shares of common stock. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon exercise of the public warrants is not effective within a specified period following the consummation of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

Once the warrants become exercisable, the Company may redeem the Public Warrants:

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon not less than 30 days’ prior written notice of redemption;

•        if, and only if, the reported last sale price of the Company’s common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third business day prior to the notice of redemption to the warrant holders; and

•        if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying the warrants.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 8 — STOCKHOLDERS’ EQUITY (cont.)

In addition, if (x) the Company issues additional shares of common stock or equity-linked securities for capital raising purposes in connection with the closing of an initial Business Combination at an issue price or effective issue price of less than $9.50 per share of common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors, and in the case of any such issuance to the Sponsor, initial stockholders or their affiliates, without taking into account any Founder Shares held by them prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of an initial Business Combination on the date of the consummation of an initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates an initial Business Combination (such price, the “Market Value”) is below $9.50 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of (i) the Market Value or (ii) the price at which the Company issues the additional shares of common stock or equity-linked securities.

NOTE 9 — INCOME TAX

The Company’s net deferred tax assets at December 31, 2020 and 2019 as follows:

	December 31, 2020	December 31, 2019
Deferred tax assets
Net operating loss carryforward	$92,417	$462
Total deferred tax assets	92,417	462
Valuation allowance	(92,417)	(462)
Deferred tax assets	$—	$—

The income tax provision for the year ended December 31, 2020 and for the period from August 26, 2019 (inception) through December 31, 2019 consists of the following:

	December 31, 2020	December 31, 2019
Federal
Current	$—	$—
Deferred	(91,955)	(462)

State and Local
Current	—	—
Deferred	—	—

Change in valuation allowance	91,955	462

Income tax provision	$—	$—

As of December 31, 2020, and 2019, the Company had $440,083 and $2,199, respectively of U.S. federal net operating loss carryovers available to offset future taxable income. The net operating loss carryovers are subject to an indefinite period of utilization.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 9 — INCOME TAX (cont.)

consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2020, the change in the valuation allowance was $92,417.

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2020 and 2019 is as follows:

	December 31, 2020	December 31, 2019
Statutory federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	0.0%	0.0%
Interest expense	(3.6)%	0.0%
Change in fair value of private warrants liability	(7.5)%	0.0%
Change in fair value of Convertible promissory note, net – related party	(4.2)%	0.0%
Meals	(0.1)%	0.0%
Valuation allowance	(5.6)%	(21.0)%
Income tax provision	0.0%	21.0%

The Company files income tax returns in the U.S. federal jurisdiction and is subject to examination by the various taxing authorities. The Company’s tax returns for the year ended December 31, 2020 and 2019 remain open and subject to examination. The Company considers New York to be a significant state tax jurisdiction.

NOTE 10 — FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 10 — FAIR VALUE MEASUREMENTS (cont.)

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at December 31, 2020, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	December 31, 2020
Assets:
Marketable securities held in Trust Account	1	$173,656,603

Liabilities:
Private warrants liability	2	$1,980,000
Convertible component of convertible promissory note	3	$812,886

The private warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Warrants and the shares of common stock issuable upon the exercise of the Private Warrants will not be transferable, assignable or salable until after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Warrants will be exercisable for cash or on a cashless basis, at the holder’s option, and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The Derivative Instruments were accounted for as liabilities in accordance with ASC 815-40 and are presented within the private warrant liabilities and convertible promissory note, net – related party on our consolidated balance sheet. The instruments are measured at fair value at inception and on a recurring basis, with changes in fair value presented within Change in fair value of private warrant liabilities and Change in fair value of Convertible promissory note, net – related party in the consolidated statement of operations.

Initial Measurement

The Company established the initial fair value for the warrants on February 13, 2020, the date of the Company’s Initial Public Offering, using a Black-Scholes model for the private warrants. The Company allocated the proceeds received from the sale of private warrants first to the warrants based on their fair values as determined at initial measurement, with the remaining proceeds allocated to common stock subject to possible redemption and common stock based on their relative fair values at the initial measurement date. The warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs, and they move to a Level 2 when the public warrants begin trading separately on May 11, 2020.

The key inputs into the Black-Scholes model for the private warrants were as follows at initial measurement:

Input	February 13, 2020 (Initial Measurement)
Risk-free interest rate (%)	1.45%
Expected term (years)	6
Expected volatility (%)	12.5%
Exercise price	$11.50
Fair value of Units	$10.07

On February 13, 2020, the private warrants were determined to be $0.71 per warrant for an aggregate value of $1,405,800.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 10 — FAIR VALUE MEASUREMENTS (cont.)

Subsequent Measurement

The private warrants are measured at fair value on a recurring basis. As of December 31, 2020, the private warrants are classified as Level 2 due to the use of an observable market quote in an active market.

As of December 31, 2020, the aggregate values of the private warrants and the convertible component of convertible promissory note were $1,980,000 and $812,886, respectively.

The following table presents the changes in the fair value of derivative liabilities:

	Private Warrants	Convertible Component
Fair value as of January 1, 2020	$—	$—
Initial measurement on February 13, 2020	1,405,800
Initial measurement on March 26, 2020		492,165
Changes in fair value	574,200	320,721
Fair value as of December 31, 2020	$1,980,000	$812,886

NOTE 11 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company identified the following subsequent events that would have required adjustment or disclosure in the financial statements.

On January 29, 2021, the Company issued an unsecured promissory note (the “2021 Note”) in the principal amount of $1,000,000 to the Sponsor. The Note is non-interest bearing and payable upon the consummation of a Business Combination. Up to $1,000,000 of such loans may be convertible into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the -private warrants.

Initial Business Combinations

On March 12, 2021 the Company entered into definitive agreements to acquire the following four cannabis companies:

•        the Agreement and Plan of Merger by and among Greenrose, GNRS NV Merger Sub, Inc., Shango Holdings, Inc. and Gary Rexroad as the Selling Securityholders’ Representative dated as of March 12, 2021 (the “Shango Merger Agreement”);

•        the Agreement and Plan of Merger by and among Greenrose, GNRS CT Merger Sub, LLC, Theraplant, LLC acting by and through its Steering Committee and Shareholder Representative Services LLC as the Selling Securityholders’ Representative dated as of March 12, 2021 (the “Theraplant Merger Agreement”);

•        the Asset Purchase Agreement by and among Greenrose, True Harvest Holdings, Inc. and True Harvest, LLC dated as of March 12, 2021 (the “Asset Purchase Agreement”); and

•        the Agreement and Plan of Merger by and among Greenrose, Futureworks Holdings, Inc., and Futureworks LLC dated as of March 12, 2021 (“Futureworks Merger Agreement”).

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Agreements for Business Combinations

Shango Holdings Inc. Merger Agreement

The Company, GNRS NV Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of the Company formed on March 10, 2021 (“GS Merger Sub”), Shango Holdings Inc., a Nevada corporation (“Shango”) and Gary Rexroad, in his capacity as the representative for the Sellers thereunder (the “Shango Sellers’ Representative”), entered into an Agreement and Plan of Merger (the “Shango Merger Agreement”), pursuant to which GS Merger Sub will be merged with and into Shango (the “Shango Merger”), with Shango surviving as a wholly owned subsidiary of Greenrose. Capitalized but undefined terms used in this section shall have the meanings set forth in the Shango Merger Agreement.

Conversion of Securities

Subject to the terms and conditions set forth in the Shango Merger Agreement, at the effective time of the Shango Merger (the “Shango Effective Time”), other than Dissenting Shares, each share of Shango’s common stock issued and outstanding immediately prior to the Shango Effective Time will be canceled and converted into the right to receive a pro rata portion of cash (without interest) and the number of shares of the common stock of Greenrose (the “Greenrose Common Stock”) issued as part of the Additional Consideration (as defined below), if any, in an amount equal to the sum of (i) the applicable Per Share Initial Consideration plus (ii) any applicable Per Share Additional Consideration, as described below.

Merger Consideration

Initial Consideration

The aggregate consideration to be paid at Closing to Shango’s stockholders, other than for Dissenting Shares, will be: (i) $31,000,000 in cash, (ii) the assumption of up to $9,000,000 of Shango’s liabilities and (iii) any shortfall between $9,000,000 and the amount of Shango liabilities actually assumed by Greenrose at Closing. Additionally, Greenrose agreed to commit up to $10,000,000 for use for certain capital expenditures, as described more fully in the Shango Merger Agreement.

Earnout Payments

In addition to the Initial Consideration, and subject to Shango meeting certain target revenues in each of Greenrose’s 2021, 2022 and 2023 fiscal years, and having cash flow from operations of no less than $0, then, subject to Shango’s stockholders having delivered an Accredited Investor Certification, Greenrose may be required to issue to Shango’s stockholders up to such number of shares of Greenrose Common Stock equal to $65,000,000 in value, consisting of up to $20,000,000 in value of shares of Greenrose Common Stock for the 2021 fiscal year, up to $25,000,000 in value of shares of Greenrose Common Stock for the 2022 fiscal year and up to $20,000,000 in value of shares of Greenrose Common Stock for the 2023 fiscal year (collectively, the “Additional Consideration”), divided by the Parent Common Stock Price, which is calculated based upon the volume weighted average price per share of Greenrose Common Stock (rounded down to the nearest cent) on The Nasdaq Market, LLC (“Nasdaq”), or such other exchange on which Greenrose Common Stock is then listed or quoted on, for the ten (10) consecutive trading days ending on (and including) the last full trading day immediately prior to, as applicable, (1) the 2021 Milestone Payment Date, (2) the 2022 Milestone Payment Date, or (3) the 2023 Milestone Payment Date, as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed by Greenrose and the Company. The Shango Merger Agreement provides that if any portion of the Additional Consideration is not fully earned in either 2021 or 2022, such portion of the Additional Consideration may be earned in subsequent years through 2023. Additionally, the Additional Consideration may be subject to acceleration as further set forth in the Shango Merger Agreement.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than two (2) business days following the satisfaction or waiver of all of the closing conditions in the Shango Merger Agreement.

Representations and Warranties

The Shango Merger Agreement contains customary representations and warranties by each of Shango, Greenrose and GS Merger Sub. Many of the representations and warranties are qualified by knowledge of a party, materiality or Material Adverse Effect. At the Closing, Greenrose will also enter into an eighteen (18) month escrow arrangement in a customary form with the Shango Sellers’ Representative and an escrow agent and will deposit $3,000,000 in cash into an escrow fund for the recovery of indemnification claims and working capital adjustments. The Shango stockholders’ aggregate liability for Representation Breach Claims shall not exceed $11,500,000, subject to certain exceptions, and the aggregate liability for all claims shall not exceed the lesser of (i) $25,000,000 or (ii) the Aggregate Consideration actually received by the Shango stockholders.

Covenants of the Parties

Each Party agreed to use its commercially reasonable efforts to effect the Closing. The Shango Merger Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Shango Merger Agreement and the earlier of the Closing or the termination of the Shango Merger Agreement in accordance with its terms, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Shango Merger Agreement.

Shango agreed to (and to cause each of its subsidiaries to), use commercially reasonable efforts to, during the period between the signing of the Merger Agreement and until the earlier of the Closing or the termination of the Shango Merger Agreement, carry on its business in the ordinary course consistent with past practice. Shango also agreed not to, during the period between the signing of the Shango Merger Agreement and until the earlier of the Closing or the termination of the Shango Merger Agreement, without the prior written consent of Greenrose, to take certain actions as more fully set forth in the Shango Merger Agreement.

Conditions to Consummation of the Shango Merger

Under the Shango Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Shango Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Shango Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the stockholders of Greenrose (the “Greenrose Stockholders”); (ii) if required, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the absence of a Material Adverse Effect since the date of the Shango Merger Agreement; and (iv) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Shango Merger Agreement, in each case subject to the certain materiality standards contained in the Shango Merger Agreement.

Termination

The Shango Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Shango; (ii) by Greenrose or Shango if any Law or Order is enacted, promulgated or issued or deemed applicable to the Shango Merger by any Governmental Authority that would make consummation of the Shango Merger illegal, other than Federal Cannabis Laws; (iii) by Greenrose or Shango if the Closing has not occurred by August 31, 2021; or (iv) by Greenrose, on the one hand, or Shango, on the other hand, as a result of certain breaches by the counterparties to the Shango Merger

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(iv), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Shango Merger Agreement.

The foregoing description of the Shango Merger Agreement is qualified in its entirety by reference to the full text of the form of the Shango Merger Agreement, a copy of which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on March 18, 2021, and incorporated herein by reference.

Lock-Up Agreements

In connection with the Closing, each of Shango’s stockholders will be required to enter into a Lock-Up Agreement (the “Shango Lock-Up Agreement”) pursuant to which they will agree, subject to certain exceptions, for a period of 6 months after the applicable Milestone Payment Date, (i) not to lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Greenrose Common Stock, (ii) enter into any swap or other arrangement that transfers to another party, in whole or in part, any of the economic consequences of ownership of the Greenrose Common Stock, or (iii) publicly disclose the intention to do any of the foregoing, with respect to any shares of Greenrose Common Stock received by such Shango stockholder as part of the Additional Consideration.

The foregoing description of the Shango Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit I to the Shango Merger Agreement, filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on March 18, 2021, and incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, Greenrose will enter into a Registration Rights Agreement with each of Shango’s stockholders (the “Shango Registration Rights Agreement”) pursuant to which Greenrose agrees that, after the expiration of the applicable lock-up period set forth in the Shango Lock-Up Agreement, at the request of the Majority Holders (as defined in the Shango Registration Rights Agreement), Greenrose will file a registration statement with the SEC covering the resale of the Registrable Securities (as defined in the Shango Registration Rights Agreement) requested to be included in such registration statement (the “Resale Registration Statement”), and Greenrose shall use its reasonable best efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Additionally, the Holders (as defined in the Shango Registration Rights Agreement) will be entitled to piggyback registration rights.

The foregoing description of the Shango Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit H to the Shango Merger Agreement, filed as Exhibit 2.1 to the Current Report on Form 8-K filed on March 18, 2021, and incorporated herein by reference.

Theraplant Merger Agreement

On March 12, 2021, the Company, GNRS CT Merger Sub, LLC, a Connecticut limited liability company and a wholly-owned subsidiary of the Company formed on March 5,2021 (“TPT Merger Sub”), Theraplant, LLC, a Connecticut limited liability company (“Theraplant”) and Shareholder Representative Services LLC, solely in its capacity as the representative for the Selling Securityholders thereunder (the “Theraplant Seller Representative”), entered into an Agreement and Plan of Merger (the “Theraplant Merger Agreement”), pursuant to which TPT Merger Sub will be merged with and into Theraplant (the “Theraplant Merger”), with Theraplant surviving the Merger as a wholly owned subsidiary of Greenrose. Capitalized but undefined terms used in this section “Theraplant Merger Agreement” the meanings set forth in the Theraplant Merger Agreement.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Conversion of Securities

Subject to the terms and conditions set forth in the Theraplant Merger Agreement, at the effective time of the Theraplant Merger (the “Theraplant Effective Time”), each unit of Theraplant issued and outstanding immediately prior to the Theraplant Effective Time will be canceled and converted into the right to receive a pro rata portion of cash (without interest), as described below.

Merger Consideration

The aggregate merger consideration (the “Theraplant Merger Consideration”) to be paid at Closing to the unit holders of Theraplant pursuant to the Theraplant Merger Agreement for all Company Units will be $100,000,000 in cash, subject to customary purchase price adjustments, and an indemnity escrow as described more fully in the Theraplant Merger Agreement. Additionally, $700,000 of the Theraplant Merger Consideration will be placed into dedicated accounts controlled by the Theraplant Seller Representative and the Theraplant Managing Members immediately prior to Closing, to provide a source of funds for those parties to use in administering any claims or disputes that arise post-Closing.

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than two (2) business days following the satisfaction or waiver of all of the closing conditions in the Theraplant Merger Agreement.

Representations and Warranties

The Theraplant Merger Agreement contains customary representations and warranties by each of Theraplant, Greenrose and TPT Merger Sub. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. Other than Fundamental Representations, the representations and warranties made by the Parties survive the Closing for a period of 18 months.

Covenants of the Parties

Each Party agreed to use its commercially reasonable efforts to effect the Closing. The Theraplant Merger Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Theraplant Merger Agreement in accordance with its terms, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Theraplant Merger Agreement.

Pursuant to the Theraplant Merger Agreement, Theraplant agreed to (and agreed to cause each Subsidiary to), use commercially reasonable efforts to, during the period between the signing of the Theraplant Merger Agreement and until the earlier of the Closing or the termination of the Theraplant Merger Agreement, carry on its business in the ordinary course consistent with past practice. Pursuant to the Theraplant Merger Agreement, Theraplant also agrees not to, during the period between the signing of the Theraplant Merger Agreement and until the earlier of the Closing or the termination of the Theraplant Merger Agreement, without the prior written consent of Greenrose, to take certain actions as more fully described in the Theraplant Merger Agreement.

Conditions to Consummation of the Theraplant Merger

Under the Theraplant Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Theraplant Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Theraplant Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the approval and adoption of the Theraplant Merger Agreement and transactions contemplated thereby by

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Theraplant’s members owning no less than 70% of Theraplant’s units entitled to vote; (iii) the absence of a Material Adverse Effect since the date of the Theraplant Merger Agreement; and (iv) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Theraplant Merger Agreement, in each case subject to the certain materiality standards contained in the Theraplant Merger Agreement.

Termination

The Theraplant Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of the Company and Theraplant; (ii) by the Company or Theraplant if any Law or Order is enacted, promulgated or issued or deemed applicable to the Theraplant Merger by any Governmental Authority that would make consummation of the Theraplant Merger illegal, other than Federal Cannabis Laws; (iii) by the Company or Theraplant if the Closing has not occurred by August 13, 2021; (iv) by the Company or Theraplant if, after giving effect to the completion of the Redemption and any financings undertaken by the Company in connection with the Closing, the Company shall have net tangible assets of less than $120,000,000; or (v) by the Company, on the one hand, or Theraplant, on the other hand, as a result of certain breaches by the counterparties to the Theraplant Merger Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(v), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Theraplant Merger Agreement.

The foregoing description of the Theraplant Merger Agreement is qualified in its entirety by reference to the full text of the form of the Theraplant Merger Agreement, a copy of which is included as Exhibit 2.2 to the Current Report on Form 8-K filed with the SEC on March 18, 2021, and incorporated herein by reference.

True Harvest Holdings Asset Purchase Agreement

On March 12, 2021, the Company, True Harvest Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company formed on March 10, 2021 (“Buyer”), and True Harvest, LLC, an Arizona limited liability company (the “Seller” or “True Harvest”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement,”), pursuant to which Buyer agreed to acquire substantially all of Seller’s assets in connection with its indoor cannabis cultivation facility (the “Business”). Capitalized but undefined terms used in this section shall have the meanings set forth in the Asset Purchase Agreement.

Purchase Consideration

Initial Consideration

The initial consideration to be paid by the Buyer to Seller for the Purchased Assets (the “Initial Payment Amount”), will consist of: (i) $21,750,000 in cash; (ii) an additional $25,000,000 evidenced by a secured promissory note bearing interest at 8% per annum, issued by Buyer to Seller which matures on the third anniversary of the Closing, and which is secured by the Purchased Assets pursuant to the terms of a Security Agreement; and (iii) the assumption by Buyer of $3,250,000 of Seller’s debt.

Earnout Payment

In addition to the Initial Payment Amount, Buyer may be required to pay additional consideration to Seller (the “Earnout Payment”) of up to a maximum of $35,000,000 in cash (the “Maximum Earnout Amount”) contingent on the Business attaining, within thirty-six (36) months after the Closing Date, a certain price per pound (the “36 Month Price Point”) of cannabis flower (“flower”) as compared to total flower production, irrespective of the final form in which such flower is sold. The Earnout Payment, if any, shall be evidenced by a promissory note (the “Earnout Note”). The Earnout Note, which shall bear interest at an annual rate of 8% per annum, is payable in twenty-four (24) monthly installments after issuance and will be secured by the Purchased Assets. The 36 Month Price Point will be

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

equal to the average of the Weighted Average Annual Price Points for the three (3) years following the Closing Date. The “Weighted Average Annual Price Point” equals revenue of the Business for the three (3) year period following the Closing Date divided by total weight of flower product produced and sold by Buyer (as listed in Biotrack or equivalent tracking system) during the three (3) year period following the Closing Date, provided, that in the event any flower product is lost or otherwise destroyed, then such lost or destroyed products shall not be included in the calculation of Weighted Average Annual Price Point.

The percentage of the Maximum Earnout Amount payable by Buyer to Seller will be determined in accordance with the following table:

36 Month Price Point
Percentage of Earnout	Flower Production of <17,500 pounds/yr.	Flower Production of >17,500 pounds/yr.
0%	<$2,199	<$2,199
20%	$2,200 – $2,399	$2,200 – $2,199
50%	$2,400 – $2,699	$2,200 – $2,499
80%	$2,700 – $2,999	$2,500 – $2,799
100%	$3,000+	$2,800+

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than two (2) business days following the satisfaction or waiver of all of the closing conditions in the Asset Purchase Agreement.

Representations and Warranties

The Asset Purchase Agreement contains customary representations and warranties by each of Seller, the Company and Buyer. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. Other than certain fundamental representations, the representations and warranties made by the Parties survive the Closing for a period of 18 months.

Covenants of the Parties

Each party agrees to use its commercially reasonable efforts to effect the Closing. The Asset Purchase Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Asset Purchase Agreement and prior to the Closing, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Asset Purchase Agreement. Each party will also use its reasonable best efforts to obtain all consents, authorizations, orders and approvals from all governmental authorities that may be necessary for execution of the Asset Purchase Agreement.

The Seller agrees that, during the period between the signing of the Asset Purchase Agreement and until the Closing, it will use its best efforts to operate its business in good faith in the ordinary course, using reasonable efforts to maintain and preserve intact the current Business and operations and to preserve the rights, goodwill and relationships of its employees, customers, lenders, vendors, and others having relationships with the Business.

After the Closing, Seller agrees to cooperate with Buyer in Buyer’s efforts to continue and maintain those business relationships of Seller existing prior to the Closing and relating to the Business for a period of time.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Conditions to Consummation of the Asset Purchase Agreement

Under the Asset Purchase Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Asset Purchase Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Asset Purchase Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the absence of a Material Adverse Effect (as defined in the Asset Purchase Agreement) since the date of the Asset Purchase Agreement; (iii) after giving effect to the completion of the Redemption and any financings undertaken by the Company in connection with the Closing, the Company shall have net tangible assets of no less than $70,000,000; and (iv) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Asset Purchase Agreement, in each case subject to the certain materiality standards contained in the Asset Purchase Agreement.

Termination

The Asset Purchase Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and True Harvest; (ii) by the Company or True Harvest if there shall be any law or order enacted that makes consummation of the transactions contemplated by the Asset Purchase Agreement illegal or otherwise prohibited, other than Federal Cannabis Laws; (iii) by the Company or True Harvest if the Closing has not occurred by the Drop Dead Date; or (v) by Greenrose, on the one hand, or True Harvest, on the other hand, as a result of certain breaches by the counterparties to the Asset Purchase Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(iv), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the form of the Asset Purchase Agreement, including the exhibits attached thereto, a copy of which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on March 18, 2021, and incorporated herein by reference.

Futureworks Merger Agreement

On March 12, 2021, the Company, Futureworks Holdings, Inc. a Delaware corporation and a wholly owned subsidiary of the Company formed on March 11, 2021 (“FW Merger Sub”), and Futureworks LLC, a Colorado limited liability company (“Futureworks”), entered into an Agreement and Plan of Merger (the “Futureworks Merger Agreement”), pursuant to which Futureworks will be merged with and into FW Merger Sub (the “Futureworks Merger”), with FW Merger Sub surviving the Merger as a wholly owned subsidiary of the Company (the “Surviving Corporation”). Capitalized but undefined terms used in this section shall have the meanings set forth in the Futureworks Merger Agreement.

Conversion of Securities

Subject to the terms and conditions set forth in the Futureworks Merger Agreement, at the effective time of the Futureworks Merger (the “Futureworks Effective Time”) each ownership interest in Futureworks issued and outstanding immediately prior to the Futureworks Effective Time will be canceled and extinguished and converted into the right to receive a pro rata portion of the Aggregate Consideration (without interest), as described below.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Merger Consideration

Initial Consideration

The value of the aggregate merger consideration (the “Initial Consideration”) to be paid at closing to the holders of Futureworks ownership interests pursuant to the Futureworks Merger Agreement for all Company Interests will be: (i) $17,500,000 in cash, plus (ii) such number of shares of Greenrose Common Stock equal to $15,000,000 in value (the “Parent Common Stock”), calculated based upon the volume weighted average price per share of Parent Common Stock (rounded down to the nearest cent) on the OTCQX for the twenty (20) consecutive trading days ending on (and including) the last full trading day immediately prior to, (i) the Closing Date, (ii) March 31, 2022, or (iii) such date as Parent Common Stock Price is required to be paid or issued, as appliable (the “Parent Common Stock Price”), as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed by Greenrose and the Company, provided that the Parent Common Stock Price for the shares of Parent Common Stock to be issued on the Closing Date shall be subject to a minimum price of $12.00 per share of Parent Common Stock and a maximum price of $15.00 per share of Parent Common Stock, subject to customary purchase price adjustments, and indemnity escrow, as described more fully in the Futureworks Merger Agreement.

Earnout Payment

In addition to the Initial Consideration, and subject to the Surviving Corporation meeting the Earnout Threshold then, subject to Futureworks’ members having delivered an executed Accredited Investor Certification to the Company the Company may be required to issue to Futureworks’ members up to such number of shares of Parent Common Stock equal to $10,000,000 in value, calculated based on the Parent Common Stock Price (the “Futureworks Additional Consideration”).

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than two (2) business days following the satisfaction or waiver of all of the closing conditions in the Futureworks Merger Agreement.

Representations and Warranties

The Futureworks Merger Agreement contains customary representations and warranties by each of Futureworks, the Company and FW Merger Sub. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. The representations and warranties made by the Parties survive the Closing until the Expiration Date.

Covenants of the Parties

Each Party agreed to use its commercially reasonable efforts to effect the Closing. The Futureworks Merger Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Futureworks Merger Agreement and the earlier of the Closing or the termination of the Futureworks Merger Agreement in accordance with its terms, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Futureworks Merger Agreement.

Futureworks agreed to (and to cause each Futureworks subsidiary to), use commercially reasonable efforts to, during the period between the signing of the Futureworks Merger Agreement and until the earlier of the Closing or the termination of the Futureworks Merger Agreement, carry on its business in the ordinary course consistent with past practice. Futureworks also agreed not to, during the period between the signing of the Futureworks Merger Agreement and until the earlier of the Closing or the termination of the Futureworks Merger Agreement, without the prior written consent of the Company, to take certain actions as further set forth in the Futureworks Merger Agreement.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Conditions to Consummation of the Futureworks Merger

Under the Futureworks Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Futureworks Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Futureworks Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the absence of a Material Adverse Effect since the date of the Futureworks Merger Agreement; and (iii) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Futureworks Merger Agreement, in each case subject to the certain materiality standards contained in the Futureworks Merger Agreement.

Termination

The Futureworks Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Futureworks; (ii) by Greenrose or Futureworks if any Applicable Law or Order is enacted, promulgated or issued or deemed applicable to the Futureworks Merger by any Governmental Authority that would make consummation of the Futureworks Merger illegal; provided, however, that the violation of any Federal Cannabis Laws shall not be deemed to make consummation of the Futureworks Merger illegal; (iii) by Greenrose or Futureworks if the Effective Time has not occurred within 12 months from the date of the Futureworks Merger Agreement; or (iv) by Greenrose, on the one hand, or Futureworks, on the other hand, as a result of certain breaches by the counterparties to the Futureworks Merger Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(iv), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Futureworks Merger Agreement.

Lock-Up Agreements

In connection with the Closing, each of Futureworks’ members will be required to enter into a Lock-Up Agreement (the “Futureworks Lock-Up Agreement”) pursuant to which they will agree, subject to certain exceptions, for a period of 6 months after the Closing Date, (i) not to lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Parent Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Parent Common Stock, or (iii) publicly disclose the intention to do any of the foregoing, with respect to any shares of Parent Common Stock received by such Futureworks’ member as part of the Initial Consideration or the Futureworks Additional Consideration.

The foregoing description of the Futureworks Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit G to the Futureworks Merger Agreement, filed as Exhibit 2.3 to the Current Report on Form 8-K filed with the SEC on March 18, 2021,and incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, the Company will enter into a Registration Rights Agreement with each of Futureworks’ members (the “Futureworks Registration Rights Agreement”) pursuant to which Greenrose agrees that, after the expiration of the lock-up period set forth in the Futureworks Lock-Up Agreement, at the request of the Majority Holders (as defined in the Futureworks Registration Rights Agreement), the Company will file a registration statement with the SEC covering the resale of the Registrable Securities (as defined in the Futureworks Registration

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Rights Agreement) requested to be included in such registration statement (the “Futureworks Resale Registration Statement”), and the Company shall use its reasonable best efforts to have the Futureworks Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Additionally, the Holders (as defined in the Futureworks Registration Rights Agreement) will be entitled to piggyback registration rights.

The foregoing description of the Futureworks Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit H to the Futureworks Merger Agreement, filed as Exhibit 2.3 to the Current Report on Form 8-K filed with the SEC on March 18, 2021, and incorporated herein by reference.

Delisting and Relisting

Unless a change in applicable law has occurred prior to the closing of each of the applicable agreements that would allow for shares of Greenrose Common Stock and other equity of the Company currently listed on Nasdaq to remain listed on Nasdaq, the Company will use its reasonable best efforts to delist all such equity from Nasdaq and have such equity listed or quoted for trading on another securities exchange or trading platform.

Report Of Independent Registered Public Accounting Firm

To the Members
Theraplant, LLC

Results of Review of Interim Consolidated Financial Statements

We have reviewed the accompanying interim consolidated balance sheet of Theraplant, LLC (the “Company”), as of March 31, 2021, and the related interim consolidated statements of operations, changes in members’ equity, and cash flows for the three-month periods ended March 31, 2021 and 2020, and the related notes (collectively referred to as the “interim consolidated financial statements”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim consolidated financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

Basis for Review Results

These interim consolidated financial statements are the responsibility of the Company’s management. We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

/s/ Macias Gini & O’Connell LLP

New York, New York
May 19, 2021

THERAPLANT, LLC

Consolidated Balance Sheets
March 31, 2021 and December 31, 2020

	March 31, 2021	December 31, 2020
	(Unaudited)
ASSETS
Current Assets:
Cash and Cash Equivalents	$4,642,258	$2,263,061
Accounts Receivable, Net	1,398,621	1,420,896
Inventories	3,152,197	3,298,310
Prepaid Expenses and Other Current Assets	406,133	233,221
Total Current Assets	9,599,209	7,215,488

Property and Equipment, Net	9,261,674	8,073,028

TOTAL ASSETS	$18,860,883	$15,288,516

LIABILITIES AND MEMBERS’ EQUITY

LIABILITIES
Current Liabilities:
Accounts Payable and Accrued Liabilities	$1,878,196	$1,349,285
Current Portion of Notes Payable	165,437	68,674
Distributions Payable to Members	—	169,782
Total Current Liabilities	2,043,633	1,587,741

Deferred Tax Liability	58,000	57,500
Note Payables, Net of Current Portion	1,981,903	1,686,182
TOTAL LIABILITIES	4,083,536	3,331,423

Commitments and Contingencies

TOTAL MEMBERS’ EQUITY	14,777,347	11,957,093

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$18,860,883	$15,288,516

The Accompanying Notes Are an Integral Part of These Unaudited Consolidated Financial Statements.

THERAPLANT, LLC

Unaudited Consolidated Statements of Operations
Three Months Ended March 31, 2021 and 2020

	For the Three Months Ended
	March 31, 2021	March 31, 2020
Revenues, net of discounts	$7,150,434	$6,752,586

Cost of Goods Sold	2,478,375	2,476,499

Gross Profit	4,672,059	4,276,087

Expenses:
Selling and Marketing	3,609	91,448
General, and Administrative	1,362,156	1,034,026
Depreciation	200,750	199,105
Total Expenses	1,566,515	1,324,579

Income From Operations	3,105,544	2,951,508

Other Income (Expense):
Interest Expense, net	(34,790)	(26,122)
Total Other Income (Expense)	(34,790)	(26,122)

Income Before Provision for Income Taxes	3,070,754	2,925,386

Provision for Income Taxes	(250,500)	(252,500)

Net Income	$2,820,254	$2,672,886

Net Income per share – basic and diluted – attributable to:
Angel Founder Units	$13.64	$2.29
Series A Units	13.64	56.61
Series R Units	13.64	—

Weighted average shares – basic and diluted – attributable to:
Angel Founder Units	110,000	110,000
Series A Units	42,761	42,761
Series R Units	54,000	54,000

The Accompanying Notes Are an Integral Part of These Unaudited Consolidated Financial Statements.

THERAPLANT, LLC

Unaudited Consolidated Statements of Changes in Members’ Equity
Three Months ended March 31, 2021 and 2020

Total
Balance, December 31, 2020	$11,957,093
Net Income	2,820,254
Balance, March 31, 2021	$14,777,347

Balance, December 31, 2019	$12,762,403
Distributions to Members	(2,727,016)
Warrants Exercised for Cash	54,000
Net Income	2,672,886
Balance, March 31, 2020	$12,762,273

The Accompanying Notes Are an Integral Part of These Unaudited Consolidated Financial Statements.

THERAPLANT, LLC

Unaudited Consolidated Statements of Cash Flows
Three Months Ended March 31, 2021 and 2020

	For the Three Months Ended
	March 31, 2021	March 31, 2020
CASH FLOW FROM OPERATING ACTIVITIES
Net income	$2,820,254	$2,672,886
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	202,124	199,635
Deferred tax liabilities	500	3,500
Changes in operating assets and liabilities:
Accounts receivable	22,275	(338,262)
Inventories	146,113	480,880
Prepaid expenses and other current assets	(172,912)	38,051
Accounts payable and accrued liabilities	528,911	487,082
NET CASH PROVIDED BY OPERATING ACTIVITIES	3,547,265	3,543,772

CASH FLOW FROM INVESTING ACTIVITIES
Purchases of property and equipment	(1,389,396)	(289,321)
NET CASH USED IN INVESTING ACTIVITIES	(1,389,396)	(289,321)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from notes payable, net of loan fees	408,269	—
Distributions to members	(169,782)	(7,316,173)
Warrants exercised for cash	—	54,000
Principal repayments of notes payable	(17,159)	(15,984)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	221,328	(7,278,157)

NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	2,379,197	(4,023,706)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	2,263,061	7,185,250

CASH AND CASH EQUIVALENTS, END OF PERIOD	$4,642,258	$3,161,544

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$30,162	$25,603

Other
Accrued distributions as of December 31, 2020 and 2019	$169,782	$4,704,197
Distribution to members, March 31, 2020		2,727,016
Accrued distributions as of March 31, 2020	—	(115,040)
Cash distributions to members	$169,782	$7,316,173

The Accompanying Notes Are an Integral Part of These Unaudited Consolidated Financial Statements.

THERAPLANT, LLC
Notes to Consolidated Financial Statements

1. NATURE OF OPERATIONS

Theraplant, LLC, (the “Company”) is a licensed producer of medical cannabis in Connecticut pursuant to the provisions of the State of Connecticut, Department of Consumer Protection rules & regulations. The Company received its license from the State of Connecticut Department of Consumer Protection on February 7, 2014.

The Company is a licensed producer of medical cannabis in Connecticut pursuant to the provisions of the State of Connecticut regulations on such. The Company received its license from the State of Connecticut Department of Consumer Protection on February 7, 2014.

The Company has one wholly-owned subsidiary, TPT Holdings, LLC. TPT Holdings, LLC, has not had any activity since inception other than its singular purpose of holding securities — Leafline Industries, LLC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)    Basis of Preparation

The accompanying unaudited consolidated financial statements have been presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and reflect the accounts and operations of the Company. The accompanying financial statements should be read in conjunction with the consolidated financial statements for the year ended December 31, 2020. Results for the three months ended March 31, 2021 are not necessarily an indication of the results that may be expected for the full year ending December 31, 2021.

In March 2020, the World Health Organization declared coronavirus COVID-19 a global pandemic. This contagious disease outbreak, which has continued to spread, and any related adverse public health developments, has adversely affected workforces, customers, economies, and financial markets globally, potentially leading to an economic downturn. It has also disrupted the normal operations of many businesses, including those of the Company. This outbreak could decrease spending, adversely affect demand for the Company’s product and harm the Company’s business and results of operations. It is not possible for the Company to predict the duration or magnitude of the adverse results of the outbreak and its effects on its business or results of operations at this time.

(b)    Basis of Consolidation

The accompanying consolidated financial statements include the accounts of Theraplant, LLC, and its wholly-owned subsidiary, TPT Holdings, LLC. TPT Holdings, LLC is fully consolidated and will continue to be consolidated until the date when such control ceases. The financial statements of TPT Holdings, LLC is prepared for the same reporting period as the Company. All intercompany balances and transactions are eliminated.

(c)     Cash and Cash Equivalents

Cash and Cash Equivalents include cash deposits in financial institutions and other deposits that are readily convertible to cash. However, these deposits in the financial institutions are not covered by FDIC Insurance.

(d)    Income Taxes

The Company’s Members have elected to have the Company treated as a partnership for the federal income tax purposes. As such, all the Company’s items of income, loss, deduction, and credit are passed through to, and taken into account by, the Company’s Members in computing their own taxable income.

The State of Connecticut imposes a 6.99% flow through income based tax on partnership earnings, resulting in the applicability of ASC 740.

THERAPLANT, LLC
Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Company has computed its provision for income taxes under the discrete method which treats the year-to-date period as if it were the annual period and determines the income tax expense or benefit on that basis. The discrete method is applied when application of the estimated annual effective tax rate is impractical because it is not possible to reliably estimate the annual effective tax rate. We believe that, at this time, the use of this discrete method is more appropriate than the annual effective tax rate method as the estimated annual effective tax rate method is not reliable due to the high degree of uncertainty in estimating annual pre-tax income due to the early growth stage of the business.

As the Company operates in the cannabis industry, it is subject to the limits of IRC Section 280E under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E.

Income tax expense for the three months ended March 31, 2021 and March 31, 2020 is $250,500 and $252,500, respectively. Income tax payable on the consolidated balance sheets as of March 31, 2021 and December 31, 2020 is $263,300 and $209,046, respectively.

The deferred tax amounts arise from timing differences between federal and state depreciation regulations. The deferred tax liabilities on the consolidated balance sheets as of March 31, 2021 and December 31, 2020, are $58,000 and $57,500, respectively.

(e)     Revenue Recognition

On January 1, 2020, the Company adopted Financial Accounting Standards Board (“FASB”) Audit Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers” and all the related amendments, which are also codified into Accounting Standards Codification (“ASC”) 606, “Revenue from Contracts with Customers”.

Through application of this standard, the Company recognizes revenue to depict the transfer of promised goods or services to the customer in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services.

In order to recognize revenue under ASC 606, the Company applies the following five (5) steps:

1.      Identify a customer along with a corresponding contract;

2.      Identify the performance obligation(s) in the contract to transfer goods or provide distinct services to a customer;

3.      Determine the transaction price the Company expects to be entitled to in exchange for transferring promised goods or services to a customer;

4.      Allocate the transaction price to the performance obligation(s) in the contract;

5.      Recognize revenue when or as the Company satisfies the performance obligation(s).

Revenues is generally recognized at a point in time when control over goods have been transferred to the customer and is recorded net of sales discounts. Payment is typically due upon transferring the goods to the customer or within a specified time period permitted under the Company’s policy.

The Company’s policy is not to offer returns and credits on products sold.

THERAPLANT, LLC
Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

(f)     Net Income Per Share

The Company follows the two-class method when computing net income per unit as the Company has issued units that meet the definition of participating securities. The two-class method determines net income per unit for each class of Angel Founder Units, Series A and Series R Units and participating units according to distributions declared or accumulated and participation rights in undistributed earnings. The two-class method requires income available to the Angel Founder Units, Series A Units and Series R Units for the period to be allocated between the Angel Founder Units, Series R Units, and Series A Units based upon their respective rights to share in undistributed earnings as if all income for the period had been distributed.

Basic net income per unit attributable to Angel Founder Units, Series A Units and Series R Units is computed by dividing net income attributable to those units by the respective weighted-average number of units outstanding for the period. Diluted net income per unit attributable to Angel Founder Units and Series R Units is computed by adjusting net income attributable to Angel Founder Units, Series A Units and Series R Units to reallocate undistributed earnings based on the potential impact of dilutive securities. Diluted net income per unit attributable to Angel Founder Units, Series A Units and Series R Units is computed by dividing the diluted net income attributable to the respective unit class by the weighted-average number of units outstanding for the period, including potentially dilutive units. For purposes of this calculation, the Company’s outstanding warrants are considered potentially dilutive Series R Units.

The Company’s Series A Units contractually entitle the holders of such securities to participate in dividends limited to their original investment plus 35%. Once the Series A Units have been repaid their investment plus a 35% return, they share equally with the Angel Founder Units and Series R Units, respectively. The Company completed the repayment of the Series A Unit holders original investment plus 35% return during 2020.

(g)    Use of Estimates

The preparation of the Company’s consolidated financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Although these estimates are based on management’s best knowledge of current events and actions the Company may undertake in the future, actual results ultimately may differ from the estimates and those differences could be material.

(h)    Recently Issued But Not Yet Adopted Accounting Pronouncements

In March 2020, the FASB issued ASU 2020-04 (ASU), Reference Rate Reform (Topic 848) (“ASC 848”), this standard provides optional guidance for a limited period of time to ease the potential burden in accounting for the effects of reference rate reform on financial reporting. Reference rates are widely used in a broad range of financial instruments and other agreements. In response to concerns about structural risks of interbank offered rates, regulators in several jurisdictions around the word have undertaken efforts generally referred to as reference rate reform, to identify alternative reference rates that are more observable or transaction-based and less susceptible to manipulation. As a result of the reference rate reform initiative, certain widely used reference rates are expected to be discontinued. The ASU can be adopted no later than December 31, 2022 with early adoption permitted. The Company is evaluating the effect of adopting this new accounting guidance.

THERAPLANT, LLC
Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

(i)     Reclassification

Certain prior year/period amounts have been reclassified for consistency with the current period presentation.

(j)     Segment Reporting

Operating segments are identified as components of an enterprise where separate discrete financial information is available for evaluation by the chief operating decision maker in making decisions on how to allocate resources and assess performance. The Company operates as a single segment which is its only reportable segment: the production and sale of cannabis products. The Company has determined that its Chief Operating Decision Maker (“CODM”) is its Chief Executive Officer, and the CODM makes decisions based on the Company as a whole.

3. INVENTORIES

At March 31, 2021 and December 31, 2020, the Company’s inventories consisted of the following:

	March 31, 2021	December 31, 2020
Raw Materials	$751,975	$666,516
Work In Process	1,969,263	2,131,736
Finished Goods	430,959	500,058
Total Inventories	$3,152,197	$3,298,310

4. PROPERTY AND EQUIPMENT

At March 31, 2021 and December 31, 2020, the Company’s property and equipment consisted of the following:

	March 31, 2021	December 31, 2020
Land	$488,193	$488,193
Land Improvements	356,628	356,628
Buildings and Improvements	7,674,773	6,612,492
Furniture and Fixtures	460,561	180,155
Computer Equipment and Software	81,492	74,448
Vehicles	131,466	100,473
Production and Processing Equipment	4,865,184	4,856,512
Total Property and Equipment, Gross	14,058,297	12,668,901
Less accumulated depreciation	(4,796,623)	(4,595,873)
Property and Equipment, Net	$9,261,674	$8,073,028

Depreciation expense for the three months ended March 31, 2021 and 2020 totaled $200,750 and $199,105, respectively.

THERAPLANT, LLC
Notes to Consolidated Financial Statements

5. NOTES PAYABLE

At March 31, 2021 and December 31, 2020, notes payable consisted of the following:

	March 31, 2021	December 31, 2020
Promissory note dated March 31, 2017, in the original amount of $2,000,000, which matures April 1, 2027. Principal and interest (5.5% per annum) payments of $13,849 are due monthly through March 2022. On April 1, 2022, the interest rate adjusts to equal 3% above the Federal Home Loan Bank of Boston “Classic Advance Rate” for 5 years, however, monthly payments of principal and interest may not be less than $13,849 through April 1, 2027, upon which date the unpaid principal amount is due.	$1,761,566	$1,778,725
Construction loan dated February 22, 2021, provides for borrowing up to $4,036,000, which matures on February 1, 2032. The note shall bear interest through January 31, 2027, at a rate of 6.875% per annum, adjusting to 3% above the Federal Home Loan Bank of Boston “Classic Advance Rate” on February 1, 2027 for the duration of the loan, with a “floor interest rate” of 5.5%. As of March 31, 2021 no advances have been drawn.	—	—
Commercial term loan dated February 22, 2021, in the original amount of $550,000, which matures on March 1, 2026. The note shall bear interest for the entire term of the loan at a rate of 6.875% per annum. The commercial term note is secured by a General Security Agreement and other Loan Documents, and is subject to various financial and non-financial covenants.	550,000	—

Total Notes Payable	$2,311,566	$1,778,725
Less deferred loan finance costs	(164,226)	(23,869)
Less current portion	(165,437)	(68,674)
Note Payables, Net of Current Portion	$1,981,903	$1,686,182

The aggregate annual principal maturities of debt as of March 31, 2021 for the next five years and thereafter are as follows:

2022	$165,437	$68,674
2023	176,222	72,606
2024	187,717	76,763
2025	199,971	81,159
2026	211,059	85,805
Thereafter	1,371,160	1,393,718
	$2,311,566	$1,778,725

6. MEMBERS’ EQUITY

The Company’s operating agreement provides for the issuance of Series A Units, Angel Founder Units, Series R Units and Service Units.

The Series A Units, Angel Founder Units and Series R Units have voting rights, whereas the Service Units are non-voting.

The operating agreement allows for Managing Members to make periodic distributions to Members in connection with taxable income allocated to Members for income tax purposes multiplied by the top income tax rate at the time of the distribution (“Tax Distributions”). Other distributions, as approved by Managing Members, are based on each Members’ unit percentage interest. Distributions to Angel Founder Members were subordinated to a return of the Series A Members value of their capital interests at the time of the issuance of the Series R Units. The Series A

THERAPLANT, LLC
Notes to Consolidated Financial Statements

6. MEMBERS’ EQUITY (cont.)

Preferred Members had a preference on distributions (“Preferred Distributions”) totaling 90% of any distributions until they received their initial investment plus an additional 35%. Only Angel Founder Members were entitled to the 10% distribution until the Series A Members were paid off. Once the Series A Members have received their initial investment plus the 35%, all distributions going forward are paid pro-rata amongst all units.

The Company issued 110,000 Angel Founder Units, and 42,761 Series A Units during 2013. On September 17, 2018, the Company issued 54,000 Series R Warrants. On January 7, 2020, 29,000 Series R Warrants were exercised, and on March 12, 2020, the remaining 25,000 Series R Warrants were exercised, resulting in 54,000 Series R Units being issued in exchange for the warrants. As of December 31, 2020, the Company has issued 110,000 of Angel Founder Units, 54,000 of Series R Units, and 42,761 of Series A Units. As of March 31, 2021, the Company has issued 110,000 of Angel Founder Units, 54,000 of Series R Units, and 42,761 of Series A Units Except for Tax Distributions and Preferred Distributions as discussed above, distributions are to be made to Members in proportion to their respective Percentage Interests as of the time of such distribution.

All Service units are intended to constitute profit interests for U.S. federal income tax purposes. As of March 31, 2021, and December 31, 2020, no Service Units have been issued.

7. STOCK-BASED COMPENSATION

On September 17, 2018, the Company issued 54,000 warrants to various members of management. The warrants vested immediately and had an exercise price of $1 per unit. The fair value of the warrants at the time of issuance was determined to be $1,921,860. As the warrants vested immediately, the Company recorded stock-based compensation of $1,921,860 on the date of issuance. During the first quarter of 2020, the warrant holders exercised their options resulting in the Company issuing 54,000 Series R Units to the warrant holders (see Note 6).

The fair value of warrants granted with a fixed exercise price was determined using the Black-Scholes option-pricing model with the following assumptions at the time of grant:

	Number of Warrants	Weighted Average Exercise Price
Balance, December 31, 2019	54,000	$1
Granted	—	—
Exercised	(54,000)	$1
Balance, March 31, 2020	—	$—

Stock price volatility was estimated by using the average historical volatility of comparable companies from a representative peer group of publicly-traded cannabis companies. The expected life represents the period of time that the warrants granted are expected to be outstanding. The risk-free rate was based on United States Treasury zero coupon bond with a remaining term equal to the expected life of the options.

8. COMMITMENTS AND CONTINGENCIES

The Company’s operations are subject to a variety of local and state regulation. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, or losses of permits that could result in the Company ceasing operations. While management of the Company believes that the Company is in compliance with applicable local and state, medical cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future.

On March 14, 2021, the Company received a letter from counsel for four (4) members of the Company (i) requesting information regarding the 2018 issuance of warrants to certain members of management and a consultant of the Company, and (ii) alleging potential claims against the Company, including for breach of fiduciary duty, fraudulent misrepresentation and omissions, and potentially breach of the Company’s operating agreement. The Company, through its legal counsel has responded to two separate information requests and no claims have been

THERAPLANT, LLC
Notes to Consolidated Financial Statements

8. COMMITMENTS AND CONTINGENCIES (cont.)

filed. Because the Company has not concluded that the likelihood of an unfavorable outcome in either “probable” or “remote,” the Company expresses no opinion as to the likely outcome of such matter. Furthermore, the Company is unable to provide an estimate of the amount or range of potential loss if the outcome of pending or overtly threatened litigation, claims or assessments should be unfavorable.

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. At March 31, 2021 and December 31, 2020, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s consolidated operations. There are also no proceedings in which any of the Company’s Managing Members or affiliates is an adverse party or has a material interest adverse to the Company’s interest.

On March 12, 2021, the Company entered into a definitive agreement with Greenrose Acquisition Corp, (Greenrose), a special purpose acquisition company, to sell 100% of its equity to Greenrose for approximately one hundred million dollars and assumption of its debt, subject to regulatory and stockholder/equity holder’s approval as well as other customary closing conditions.

9. NET INCOME PER SHARE

Basic and diluted net loss per share attributable to members was calculated as follows:

	Three Months Ended March 31,
	2021			2020
	Angel Founder Units	Series A Units	Series R Units	Angel Founder Units	Series A Units	Series R Units
Net income allocation	$1,500,418	$583,267	$736,569	$252,031	$2,420,855	$—
Weighted averaged units – basic	110,000	42,761	54,000	110,000	42,761	54,000
Weighted averaged units – diluted	110,000	42,761	54,000	110,000	42,761	54,000
Earnings per unit – basic	$13.64	$13.64	$13.64	$2.29	$56.61	$—
Earnings per unit – diluted	$13.64	$13.64	$13.64	$2.29	$56.61	$—

10. SUBSEQUENT EVENTS

On April 22, 2021, the Company disbursed $2,000,000 in distributions to the members based on their ownership percentage.

Report of Independent Registered Public Accounting Firm

To the Members

Theraplant, LLC

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Theraplant, LLC (the “Company”) as of December 31, 2020 and 2019, the related consolidated statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes (collectively referred to as the “consolidated financial statements”).

In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2020.

/s/ Macias Gini & O’Connell LLP

Los Angeles, California

March 18, 2021, except for earnings per share information included in the consolidated statements of operations and Notes 2P and 9, which is as of May 18, 2021.

THERAPLANT, LLC
Consolidated Balance Sheets
December 31, 2020 and 2019

	2020	2019
ASSETS
Current Assets:
Cash and Cash Equivalents	$2,263,061	$7,185,250
Accounts Receivable, Net	1,420,896	1,113,997
Inventories	3,298,310	3,998,456
Prepaid Expenses and Other Current Assets	233,221	141,337
Total Current Assets	7,215,488	12,439,040

Property and Equipment, Net	8,073,028	7,937,128
Deferred Loan Expenses, Net	23,869	25,989

TOTAL ASSETS	$15,312,385	$20,402,157

LIABILITIES AND MEMBERS’ EQUITY

LIABILITIES
Current Liabilities:
Accounts Payable and Accrued Liabilities	$1,349,285	$1,038,090
Current Portion of Note Payable	68,674	64,742
Distributions Payable to Members	169,782	4,704,197
Total Current Liabilities	1,587,741	5,807,029

Deferred Tax Liability	57,500	54,000
Note Payable, Net of Current Portion	1,710,051	1,778,725
TOTAL LIABILITIES	3,355,292	7,639,754

COMMITMENTS AND CONTINGENCIES

TOTAL MEMBERS’ EQUITY	11,957,093	12,762,403

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$15,312,385	$20,402,157

The Accompanying Notes Are an Integral Part of These Consolidated Financial Statements.

THERAPLANT, LLC
Consolidated Statements of Operations
Years Ended December 31, 2020 and 2019

	2020	2019
Revenues, net of discounts	$28,375,477	$17,773,900
Cost of Goods Sold	8,874,978	5,166,916
Gross Profit	19,500,499	12,606,984

Expenses:
Selling and Marketing	333,114	330,627
General, and Administrative	2,504,877	2,504,874
Depreciation and Amortization	798,538	976,702
Total Expenses	3,636,529	3,812,203

Income From Operations	15,863,970	8,794,781

Other Income (Expense):
Other Income (Expense), net	18	2,057
Gai on Sale of Property and Equipment	6,000	—
Interest Expense, net	(101,560)	(112,017)
Total Other Income (Expense)	(95,542)	(109,960)

Income Before Provision for Income Taxes	15,768,428	8,684,821

Provision for Income Taxes	(1,178,500)	(747,527)

Net Income	$14,589,928	$7,937,294

Net Income per share – basic and diluted – attributable to: Angel Founder Units	$48.65	$43.96
Series A Units	$158.35	$72.53
Series R Units	$45.69	$—

Weighted average shares – basic and diluted – attributable to:
Angel Founder Units	110,000	110,000
Series A Units	42,761	42,761
Series R Units	54,000	54,000

The Accompanying Notes Are an Integral Part of These Consolidated Financial Statements.

THERAPLANT, LLC
Consolidated Statements of Changes in Members’ Equity
Years Ended December 31, 2020 and 2019

Total
Balance, January 1, 2019	$9,529,306
Distributions to Members	(4,704,197)
Net Income	7,937,294

Balance, December 31, 2019	$12,762,403
Distributions to Members	(15,449,238)
Warrants Exercised for Cash	54,000
Net Income	14,589,928

Balance, December 31, 2020	$11,957,093

The Accompanying Notes Are an Integral Part of These Consolidated Financial Statements.

THERAPLANT, LLC
Consolidated Statements of Cash Flows
Years Ended December 31, 2020 and 2019

	2020	2019
CASH FLOW FROM OPERATING ACTIVITIES
Net income	$14,589,928	$7,937,294
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	798,538	976,702
Deferred tax liabilities	3,500	54,000
Gain on sale of property and equipment	(6,000)	—
Changes in operating assets and liabilities:
Accounts receivable	(306,899)	(985,623)
Inventories	700,146	(2,116,443)
Prepaid expenses and other current assets	(91,884)	(118,773)
Accounts payable and accrued liabilities	311,195	434,596
NET CASH PROVIDED BY OPERATING ACTIVITIES	15,998,524	6,181,753

CASH FLOW FROM INVESTING ACTIVITIES
Purchases of property and equipment	(932,318)	(693,519)
Proceeds from sale of property and equipment	6,000	—
NET CASH USED IN INVESTING ACTIVITIES	(926,318)	(693,519)

CASH FLOW FROM FINANCING ACTIVITIES
Warrants exercised for cash	54,000	—
Distributions to members	(19,983,653)	(1,978,947)
Escrow Refund – State of Connecticut	—	500,000
Principal repayments of notes payable	(64,742)	(61,515)
NET CASH USED IN FINANCING ACTIVITIES	(19,994,395)	(1,540,462)

NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	(4,922,189)	3,947,772

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	7,185,250	3,237,478

CASH AND CASH EQUIVALENTS, END OF YEAR	$2,263,061	$7,185,250

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$101,560	$112,017

NON-CASH TRANSACTIONS
Distributions to members	4,534,415	(2,725,250)

The Accompanying Notes Are an Integral Part of These Consolidated Financial Statements.

THERAPLANT, LLC
Notes to the Consolidated Financial Statements
Years Ended December 31, 2020 and 2019

1. NATURE OF OPERATIONS

Theraplant, LLC, (the “Company”) is a Connecticut State licensed marijuana producer, dedicated to providing patients options to improve their wellbeing. The Company hand selects premium cannabis genetics grown in a controlled, clean environment, under the watch of an award-winning cultivation team, and tested by a third-party laboratory for pesticides and microbiologics.

The Company is a licensed producer of medical cannabis in Connecticut pursuant to the provisions of the State of Connecticut regulations on such. The Company received its license from the State of Connecticut Department of Consumer Protection on February 7, 2014.

The Company has one wholly-owned subsidiary, TPT Holdings, LLC. TPT Holdings, LLC, has not had any activity since inception other than its singular purpose of holding securities — Leafline Industries, LLC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)    Basis of Preparation

The accompanying consolidated financial statements have been presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and reflect the accounts and operations of the Company.

In March 2020, the World Health Organization declared coronavirus COVID-19 a global pandemic. This contagious disease outbreak, which has continued to spread, and any related adverse public health developments, has adversely affected workforces, customers, economies, and financial markets globally, potentially leading to an economic downturn. It has also disrupted the normal operations of many businesses, including those of the Company. This outbreak could decrease spending, adversely affect demand for the Company’s product and harm the Company’s business and results of operations. It is not possible for the Company to predict the duration or magnitude of the adverse results of the outbreak and its effects on its business or results of operations at this time.

(b)    Basis of Consolidation

The accompanying consolidated financial statements include the accounts of Theraplant, LLC, and its wholly-owned subsidiary, TPT Holdings, LLC.

(c)     Cash and Cash Equivalents

Cash and Cash Equivalents include cash deposits in financial institutions and other deposits that are readily convertible to cash. The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. At December 31, 2020 and 2019, the Company had balances in excess of insured limits totaling approximately $7,370,705 and $6,422,452, respectively. The Company has not experienced any losses in such accounts.

(d)    Accounts Receivable and Allowances

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Allowances for doubtful accounts reflect the Company’s estimate of amounts in its existing accounts receivable that may not be collected due to customer claims or customer inability or unwillingness to pay. The allowance is determined based on a combination of factors, including the Company’s risk assessment regarding the credit worthiness of its customers, historical collection experience and length of time the receivables are past due. Though infrequent, if ever, account balances are charged off against the allowance when the Company believes it is probable the receivable will not be recovered. No allowance for doubtful accounts was required as of December 31, 2020 and 2019.

THERAPLANT, LLC
Notes to the Consolidated Financial Statements
Years Ended December 31, 2020 and 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

(e)     Inventories

Inventories purchased from third parties, which include work in process, finished goods, and packaging and supplies, are valued at the lower of cost and net realizable value. Costs incurred during the growing and production process are capitalized as incurred to the extent that cost is less than net realizable value. Cost is determined using the weighted average costing method. Net realizable value is the estimated selling price in the ordinary course of business, less the estimated costs to sell. The Company reviews inventories for obsolete, redundant, and slow-moving goods and any such inventories identified are written down to net realizable value. As of December 31, 2020 and 2019, no reserve for inventories was required.

On February 8, 2020, one of the Company’s grow rooms had a fire, destroying the plants housed within that room. The inventory was immediately adjusted down to account for the loss of plants. The insurance company paid for the repairs to the room, and a claim is still pending for lost revenues of $1,000,000, the policy limit.

(f)     Property and Equipment

Property and equipment is stated at cost, net of accumulated depreciation and impairment losses, if any. Expenditures that materially increase the life of the assets are capitalized. Ordinary repairs and maintenance are expensed as incurred. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset using the following terms and methods:

Land Improvements	15 Years
Buildings and Improvements	39 Years
Furniture and Fixtures	7 Years
Computer Equipment and Software	3 Years
Vehicles	5 Years
Production and Processing Equipment	7 Years

(g)    Income Taxes

The Company’s Members have elected to have the Company treated as a partnership for income tax purposes. As such, all the Company’s items of income, loss, deduction, and credit are passed through to, and taken into account by, the Company’s Members in computing their own taxable income.

As the Company operates in the cannabis industry, it is subject to the limits of IRC Section 280E under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E.

The State of Connecticut imposes a corporate flow through tax on partnership earnings, resulting in an accrued tax liability on the consolidated balance sheets as of December 31, 2020 and 2019 in the amounts of $209,046 and $92,807, respectively.

The deferred tax amounts arise from timing differences between federal and state depreciation regulations. The deferred tax liabilities on the consolidated balance sheets as of December 31, 2020 and 2019 are $57,500 and $54,000, respectively.

THERAPLANT, LLC
Notes to the Consolidated Financial Statements
Years Ended December 31, 2020 and 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

(h)    Revenue Recognition

For the years ended December 31, 2020 and 2019, the Company has adopted Financial Accounting Standards Board (“FASB”) Audit Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers” and all the related amendments, which are also codified into Accounting Standards Codification (“ASC”) 606, “Revenue from Contracts with Customers”.

Through application of this standard, the Company recognizes revenue to depict the transfer of promised goods or services to the customer in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services.

In order to recognize revenue under ASC 606, the Company applies the following five (5) steps:

•        Identify a customer along with a corresponding contract;

•        Identify the performance obligation(s) in the contract to transfer goods or provide distinct services to a customer;

•        Determine the transaction price the Company expects to be entitled to in exchange for transferring promised goods or services to a customer;

•        Allocate the transaction price to the performance obligation(s) in the contract;

•        Recognize revenue when or as the Company satisfies the performance obligation(s).

Revenues is generally recognized at a point in time when control over goods have been transferred to the customer and is recorded net of sales discounts. Payment is typically due upon transferring the goods to the customer or within a specified time period permitted under the Company’s policy. Sales discounts were not material during the years ended December 31, 2020 and 2019.

(i)     Fair Value of Financial Instruments

The carrying amounts of financial instruments, including accounts receivable, accounts payable, accrued liabilities, and short-term borrowings, approximate fair value due to the short maturity of these instruments. The carrying amounts of long-term debt approximate fair value because the interest rates fluctuate with market interest rates or the fix rate are based on current rates received by the Company for instruments with similar terms and maturities.

It is the Company’s policy, in general, to measure nonfinancial assets and liabilities at fair value on a nonrecurring basis. These items are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (such as evidence of impairment) which, if material, are disclosed in the accompanying notes to these consolidated financial statements.

Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the significance of the inputs to fair value measurements. The three levels of hierarchy are:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities;
Level 2:	Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and
Level 3:	Inputs for the asset or liability that are not based on observable market data.

There have been no transfers between fair value levels during the years ended December 31, 2020 and 2019.

THERAPLANT, LLC
Notes to the Consolidated Financial Statements
Years Ended December 31, 2020 and 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

(j)     Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes and related disclosures. Although these estimates are based on management’s best knowledge of current events and actions the Company may undertake in the future, actual results ultimately may differ from the estimates.

The Company is subject to a number of risks similar to those of other companies of similar size and having a focus on serving the cannabis industry, including limited number of suppliers, acquisitions and integration, and government regulations.

(k)    Impairment of Long-Lived Assets

The Company accounts for its long-lived assets such as property and equipment in accordance with FASB ASC Topic No. 360, “Accounting for the Impairment or Disposal of Long-lived Assets” (“ASC 360”).

Management reviews long-lived assets for impairment whenever changes in events or circumstances indicate the assets may be impaired, but no less frequently than annually. Pursuant to ASC 360, an impairment loss is to be recorded when the net book value of an asset exceeds the undiscounted cash flows expected to be generated from the use of the asset. If an asset is determined to be impaired, the asset is written down to its realizable value, and the loss is recognized in the consolidated statement of operations in the period when the determination is made. No impairment charges for long-lived assets have been recorded for the years ended December 31, 2020 and 2019.

(l)     Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and accounts receivable. The Company places its cash investments with financial institutions and limits the amount of credit exposure to any one financial institution. Concentrations of credit risk with respect to trade receivables are limited due to the historical collectability and large number of customers. The Company does not believe it is subject to any significant risk of loss related to concentrations of credit risk.

(m)   Recent Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASC 842”), which will replace ASC 840, “Leases”. This standard introduces a single lessee accounting model and requires a lessee to recognize assets and liabilities for all leases with a term of more than twelve months unless the underlying asset is of low value. A lessee is required to recognize a right-of-use asset representing its right to use the underlying asset and a lease liability representing its obligation to make lease payments. For private companies, the standard will be effective for annual periods beginning on or after December 15, 2020, with earlier application permitted. The standard requires a modified retrospective approach for leases that exist or are entered into after the beginning of the earliest comparative period in the financial statements. At December 31, 2020 and 2019, the Company does not have any leases that qualify under ASU 2016-02.

In August 2018, the FASB issued ASU 2018-13, Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (Topic 820). ASU 2018-13 adds, modifies, and removes certain fair value measurement disclosure requirements. For private companies, ASU 2018-13 is effective for annual beginning after December 15, 2019. The Company is currently evaluating the effect of adopting this ASU on the Company’s consolidated financial statements.

THERAPLANT, LLC
Notes to the Consolidated Financial Statements
Years Ended December 31, 2020 and 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

In June 2016, the FASB issued ASC 2016-13, Financial Instruments — Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments. ASU 2016-13 requires entities to measure all expected credit losses for most financial assets held at the reporting date based on an expected loss model which includes historical experience, current conditions, and reasonable and supportable forecasts. Companies will now use forward-looking information to better form their credit loss estimates. ASU 2016-13 also requires enhanced disclosures to help financial statement users better understand significant estimates and judgements used in estimating credit losses, as well as the credit quality and underwriting standards of a company’s portfolio. For private companies, ASU 2016-13 is effective for annual periods beginning after December 15, 2022. The Company does not believe that the impact of the new standard on its consolidated financial statements will be material.

(n)    Advertising

Advertising amounts are expensed as incurred. For the years ended December 31, 2020 and 2019 the advertising amounts were $333,114 and $330,627, respectively.

(o)    Stock-Based Compensation

The Company accounts for its share-based awards in accordance with ASC Subtopic 718-10, “Compensation — Stock Compensation”, which requires fair value measurement on the grant date and recognition of compensation expense for all share-based payment awards made to employees and directors, including restricted share awards. The Company estimates the fair value using a closed option valuation (Black-Scholes) model. The fair value model requires the input of certain assumptions that require the Company’s judgment, including the expected term and the expected share price volatility of the underlying share. The assumptions used in calculating the fair value of share-based compensation represent management’s best estimates, but these estimates involve inherent uncertainties and the application of judgment. As a result, if factors change resulting in the use of different assumptions, share-based compensation expense could be materially different in the future. In addition, the Company is required to estimate the expected forfeiture rate and only recognize expense for those shares expected to vest. If the actual forfeiture rate is materially different from management’s estimates, the share-based compensation expense could be significantly different from what the Company has recorded in the current period.

(p)    Net Income Per Share

The Company follows the two-class method when computing net income per unit as the Company has issued units that meet the definition of participating securities. The two- class method determines net income per unit for each class of Angel Founder Units, Series A and Series R Units and participating units according to distributions declared or accumulated and participation rights in undistributed earnings. The two-class method requires income available to the Angel Founder Units, Series A Units and Series R Units for the period to be allocated between the Angel Founder Units, Series R Units, and Series A Units based upon their respective rights to share in undistributed earnings as if all income for the period had been distributed.

Basic net income per unit attributable to Angel Founder Units, Series A Units and Series R Units is computed by dividing net income attributable to those units by the respective weighted-average number of units outstanding for the period. Diluted net income per unit attributable to Angel Founder Units and Series R Units is computed by adjusting net income attributable to Angel Founder Units, Series A Units and Series R Units to reallocate undistributed earnings based on the potential impact of dilutive securities. Diluted net income per unit attributable to Angel Founder Units, Series A Units and Series R Units is computed by

THERAPLANT, LLC
Notes to the Consolidated Financial Statements
Years Ended December 31, 2020 and 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

dividing the diluted net income attributable to the respective unit class by the weighted-average number of units outstanding for the period, including potentially dilutive units. For purposes of this calculation, the Company’s outstanding warrants are considered potentially dilutive Series R Units.

The Company’s Series A Units contractually entitle the holders of such securities to participate in dividends limited to their original investment plus 35%. Once the Series A Units have been repaid their investment plus a 35% return, they share equally with the Angel Founder Units and Series R Units, respectively. The Company completed the repayment of the Series A Unit holders original investment plus 35% return in the first half of 2020.

(q)    Segment Reporting

Operating segments are identified as components of an enterprise where separate discrete financial information is available for evaluation by the chief operating decision maker in making decisions on how to allocate resources and assess performance. The Company operates as a single segment which is its only reportable segment: the production and sale of cannabis products. The Company has determined that its Chief Operating Decision Maker (“CODM”) is its Chief Executive Officer, and the CODM makes decisions based on the Company as a whole.

3. INVENTORIES

At December 31, 2020 and 2019, the Company’s inventories include the following:

	2020	2019
Raw Materials	$666,516	$579,221
Work In Process	2,131,736	2,616,069
Finished Goods	500,058	803,166
Total Inventories	$3,298,310	$3,998,456

4. PROPERTY AND EQUIPMENT

At December 31, 2020 and 2019, the Company’s property and equipment consisted of the following:

	2020	2019
Land	$488,193	$488,193
Land Improvements	356,628	356,628
Buildings and Improvements	6,612,492	6,101,519
Furniture and Fixtures	180,155	167,775
Computer Equipment and Software	74,448	74,448
Vehicles	100,473	100,473
Production and Processing Equipment	4,856,512	4,505,411
Total Property and Equipment, Gross	12,668,901	11,794,447
Less accumulated depreciation	(4,595,873)	(3,857,319)
Property and Equipment, Net	$8,073,028	$7,937,128

Depreciation and amortization expense for the years ended December 31, 2020 and 2019 totaled $798,538 and $976,702, respectively.

THERAPLANT, LLC
Notes to the Consolidated Financial Statements
Years Ended December 31, 2020 and 2019

5. NOTE PAYABLE

At December 31, 2020 and 2019, note payable consisted of the following:

	2020	2019
Promissory note dated March 31, 2017, in the original amount of $2,000,000, which matures April 1, 2027. Principal and interest (5.5% per annum) payments of $13,849 are due monthly through March 2022. On April 1, 2022, the interest rate adjusts to equal 3% above the Federal Home Loan Bank of Boston “Classic Advance Rate” for 5 years, however, monthly payments of principal and interest may not be less than $13,849 through April 1, 2027, upon which date the unpaid principal amount is due.*	$1,778,725	$1,843,467

Total Note Payable	1,778,725	1,843,467
Less: current portion	(68,674)	(64,742)

Note payable, net of current portion	$1,710,051	$1,778,725

Maturities of note payable are as follows:

Year Ending December 31:
2021		68,674
2022		72,606
2023		76,763
2024		81,159
2025		85,805
Thereafter		1,393,718
		$1,778,725

____________

*        The promissory note is secured by the Mortgage attached to the real property located at 856 Echo Lake Road, Watertown, CT (the “Premises”), and is subject to various financial and non-financial covenants.

6. MEMBERS’ EQUITY

The Company’s operating agreement provides for the issuance of Series A Units, Angel Founder Units, Series R Units and Service Units.

The Series A Units, Angel Founder Units and Series R Units have voting rights, whereas the Service Units are non-voting.

The operating agreement allows for Managing Members to make periodic distributions to Members in connection with taxable income allocated to Members for income tax purposes multiplied by the assumed income tax rate of 44% (“Tax Distributions”). Other distributions, as approved by Managing Members, are based on each Members’ unit percentage interest. Distributions to Angel Founder Members were subordinated to a return of the Series A Members value of their capital interests at the time of the issuance of the Series R Units. The Series A Preferred Members had a preference on distributions (“Preferred Distributions”) totaling 90% of any distributions until they received their initial investment plus an additional 35%. Only Angel Founder Members were entitled to the 10% distribution until the Series A Members were paid off. Once the Series A Members have received their initial investment plus the 35%, all distributions going forward are paid pro-rata amongst all units.

The Company issued 110,000 Angel Founder Units, and 42,761 Series A Units during 2013. On September 17, 2018, the Company issued 54,000 Series R Warrants. On January 7, 2020, 29,000 Series R Warrants were exercised, and on March 12, 2020, the remaining 25,000 Series R Warrants were exercised, resulting in 54,000 Series R Units being issued in exchange for the warrants. As of December 31, 2020, the Company has issued 110,000 of Angel Founder Units, 54,000 of Series R Units, and 42,761 of Series A Units.

THERAPLANT, LLC
Notes to the Consolidated Financial Statements
Years Ended December 31, 2020 and 2019

6. MEMBERS’ EQUITY (cont.)

Except for Tax Distributions and Preferred Distributions as discussed above, distributions are to be made to Members in proportion to their respective Percentage Interests as of the time of such distribution.

All Service units are intended to constitute profit interests for U.S. federal income tax purposes. As of December 31, 2020 and 2019, no Service Units have been issued.

7. STOCK-BASED COMPENSATION

On September 17, 2018, the Company issued 54,000 warrants to various members of management. The warrants vested immediately and had an exercise price of $1 per unit. The fair value of the warrants at the time of issuance was determined to be $1,921,860. As the warrants vested immediately, the Company recorded stock-based compensation of $1,921,860 on the date of issuance. During the first quarter of 2020, the warrant holders exercised their options resulting in the Company issuing 54,000 Series R Units to the warrant holders.

The fair value of warrants granted with a fixed exercise price was determined using the Black-Scholes option-pricing model with the following assumptions at the time of grant:

	Number of Warrants	Weighted Average Exercise price
Balance, January 1, 2019	54,000	$1
Granted	—	—
Balance, December 31, 2019	54,000	$1
Granted	—	—
Exercised	(54,000)	$1
Balance, December 31, 2020	—	$—
September 17, 2018
Weighted-Average Risk-Free Annual Interest Rate	2.81%
Weighted-Average Expected Annual Dividend Yield	0.00%
Weighted-Average Expected Annual Stock Price Volatility	111.92%
Weighted-Average Expected Annual Life in Years	3
Weighted-Average Estimated Forfeiture Rate	0.00%

Stock price volatility was estimated by using the average historical volatility of comparable companies from a representative peer group of publicly-traded cannabis companies. The expected life represents the period of time that the warrants granted are expected to be outstanding. The risk-free rate was based on United States Treasury zero coupon bond with a remaining term equal to the expected life of the options.

8. COMMITMENTS AND CONTINGENCIES

(a)    Contingencies

The Company’s operations are subject to a variety of local and state regulation. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, or losses of permits that could result in the Company ceasing operations. While management of the Company believes that the Company is in compliance with applicable local and state regulation at December 31, 2020 and 2019, medical cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future.

THERAPLANT, LLC
Notes to the Consolidated Financial Statements
Years Ended December 31, 2020 and 2019

8. COMMITMENTS AND CONTINGENCIES (cont.)

(b)    Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. At December 31, 2020 and 2019, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s consolidated operations. There are also no proceedings in which any of the Company’s Managing Members or affiliates is an adverse party or has a material interest adverse to the Company’s interest.

9. NET INCOME PER SHARE

Basic and diluted net loss per share attributable to members was calculated as follows:

	Year ended December 31,
	2020			2019
	Angel Founder Units	Series A Units	Series R Units	Angel Founder Units	Series A Units	Series R Units
Net income allocation	$5,351,769	$6,770,995	$2,467,164	$4,835,814	$3,101,480	$—
Weighted averaged units – basic	110,000	42,761	54,000	110,000	42,761	54,000
Weighted averaged units – diluted	110,000	42,761	54,000	110,000	42,761	54,000
Earnings per unit – basic	$48.65	$158.35	$45.69	$43.96	$72.53	$—
Earnings per unit – diluted	$48.65	$158.35	$45.69	$43.96	$72.53	$—

10. SUBSEQUENT EVENTS

The Company entered into a construction loan in the amount of $4,036,000, and a commercial term loan in the amount of $550,000 on February 22, 2021.

The construction loan note matures February 1, 2032. The note shall bear interest through January 31, 2027, at a rate of 6.875% per annum, adjusting to 3% above the Federal Home Loan Bank of Boston “Classic Advance Rate” on February 1, 2027 for the duration of the loan, with a “floor interest rate” of 5.5%. The construction loan note is secured by the Mortgage attached to the real property located at 856 Echo Lake Road, Watertown, CT (the “Premises”), and is subject to various financial and non-financial covenants.

The commercial term note matures March 1, 2026. The note shall bear interest for the entire term of the loan at a rate of 6.875% per annum. The commercial term note is secured by a General Security Agreement and other Loan Documents, and is subject to various financial and non-financial covenants.

On March 12, 2021, the Company managing members entered into an agreement with Greenrose Acquisition Corp, (Greenrose), a special purpose acquisition company, to sell the entity to Greenrose for approximately one hundred million dollars subject to regulatory and stockholder/equity holder’s approval as well as other customary closing conditions.

On March 14, 2021, the Company received a letter from counsel for four (4) members of the Company (i) requesting information regarding the 2018 issuance of warrants to certain members of management and a consultant of the Company, and (ii) alleging potential claims against the Company, including for breach of fiduciary duty, fraudulent misrepresentation and omissions, and potentially breach of the Company’s operating agreement. The Company is preparing a written response and no claims have been filed.

THERAPLANT, LLC
Notes to the Consolidated Financial Statements
Years Ended December 31, 2020 and 2019

10. SUBSEQUENT EVENTS (cont.)

With respect to the foregoing matter, because the Company has not concluded that the likelihood of an unfavorable outcome is either “probable” or “remote”, the Company expresses no opinion as to the likely outcome of such matter. Furthermore, the Company is unable to provide an estimate of the amount or range of potential loss if the outcome of pending or overtly threatened litigation, claims or assessments should be unfavorable.

Subsequent events have been evaluated through May 18, 2021, which is the date these consolidated financial statements were available to be issued.

Independent Auditor’s Review Report

Management and Those Charged with Governance

True Harvest, LLC

Phoenix, Arizona

Results of Review of Interim Financial Information

We have reviewed the condensed financial statements of True Harvest, LLC, which comprise the condensed balance sheet as of March 31, 2021, and the related condensed statements of operations, changes in members’ deficit, and cash flows for the three-month periods ended March 31, 2021 and 2020, and the related notes (collectively referred to as the interim condensed financial information).

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying condensed interim financial information for it to be in accordance with accounting principles generally accepted in the United States of America.

Basis for Review Results

We conducted our reviews in accordance with auditing standards generally accepted in the United States of America (GAAS) applicable to reviews of interim financial information. A review of condensed interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. A review of condensed interim financial information is substantially less in scope than an audit conducted in accordance with GAAS, the objective of which is an expression of an opinion regarding the financial information as a whole, and accordingly, we do not express such an opinion. We are required to be independent of True Harvest, LLC and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our review. We believe that the results of the review procedures provide a reasonable basis for our conclusion.

Responsibilities of Management for the Interim Financial Information

Management is responsible for the preparation and fair presentation of the condensed interim financial information in accordance with accounting principles generally accepted in the United States of America; and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of interim financial information that is free from material misstatement, whether due to fraud or error.

Report on Condensed Balance Sheet as of December 31, 2020

We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the condensed balance sheet as of December 31, 2020 and the related statements of operations, changes in members’ equity, and cash flows for the year then ended (not presented herein); and we expressed an unmodified audit opinion on those audited financial statements in our report dated April 5, 2021. In our opinion, the accompanying condensed balance sheet of True Harvest, LLC as of December 31, 2020, is consistent, in all material respects, with the audited financial statements from which it has been derived.

/s/ Macias Gini & O’Connell LLP

San Diego, California
May 14, 2021

TRUE HARVEST, LLC

Condensed Balance Sheets (Unaudited)
March 31, 2021 and December 31, 2020

	March 31, 2021	December 31, 2020
		(see Note 2)
ASSETS
Current Assets:
Cash and Cash Equivalents	$609,275	$447,455
Restricted Cash	200,000	200,000
Accounts Receivable	87,696	267,577
Inventories	1,352,096	1,401,779
Other Current Assets	483,516	141,688
Total Current Assets	2,732,583	2,458,499
Property and Equipment, Net	3,869,630	3,335,849
Note Receivable from Customer	61,548	85,574
Deposits and Other Assets	133,347	133,347
TOTAL ASSETS	$6,797,108	$6,013,269

LIABILITIES AND MEMBERS' DEFICIT
LIABILITIES
Current Liabilities:
Accounts Payable	$878,822	$1,092,508
Accrued Liabilities	909,365	851,978
Distribution Payable	79,199	37,500
Current Portion of Notes Payable	3,606,096	3,298,842
Total Current Liabilities	5,473,482	5,280,828
Long-Term Liabilities
Notes Payable, Net of Current Portion	8,048,717	8,042,405
Deferred Rent	541,593	533,210
TOTAL LIABILITIES	14,063,792	13,856,443

MEMBERS’ DEFICIT	(7,266,684)	(7,843,174)
TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$6,797,108	$6,013,269

The Accompanying Notes Are an Integral Part of These Condensed Financial Statements

TRUE HARVEST, LLC

Condensed Statements of Operations (Unaudited)
Three Months Ended March 31, 2021 and 2020

	Three Months Ended March 31,
	2021	2020
Revenues, Net	$3,556,623	$1,186,006
Cost of Revenues	1,755,319	2,182,981
Gross Profit (Loss)	1,801,304	(996,975)
Expenses:
Selling, General and Administrative	796,883	179,053
Depreciation	172,394	110,842
Total Expenses	969,277	289,895
Income (Loss) From Operations	832,027	(1,286,870)
Interest Expense	431,165	414,604
Other Expense (Income), Net	(340,628)	74,443
Net Income (Loss)	$741,490	$(1,775,917)

The Accompanying Notes Are an Integral Part of These Condensed Financial Statements

TRUE HARVEST, LLC
Condensed Statements of Changes in Members’ Deficit (Unaudited)
Three Months Ended March 31, 2021 and 2020

Total
Balance, January 1, 2020	$(6,652,929)
Net loss	(1,775,917)
Balance, March 31, 2020	$(8,428,846)

Balance, January 1, 2021	$(7,843,174)
Distribution to members	(165,000)
Net Income	741,490
Balance, March 31, 2021	$(7,266,684)

The Accompanying Notes Are an Integral Part of These Condensed Financial Statements

TRUE HARVEST, LLC

Condensed Statements of Cash Flows (Unaudited)
Three Months Ended March 31, 2021 and 2020

	Three Months Ended March 31,
	2021	2020
CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss)	$741,490	$(1,775,917)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	172,394	110,842
Loss on disposal of property and equipment	—	35,192
Amortization of debt issuance costs	12,500	—
Changes in operating assets and liabilities:
Accounts receivable	179,881	(87,968)
Note receivable from customer	24,026	32,877
Inventories	49,683	988,242
Other current assets	(341,828)	1,665
Accounts payable	(213,686)	(69,742)
Accrued liabilities	93,387	431,366
Deferred rent	8,383	17,262
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	726,230	(316,181)

CASH FLOW FROM INVESTING ACTIVITIES
Purchase of property and equipment	(706,175)	(76,622)
NET CASH USED IN INVESTING ACTIVITIES	(706,175)	(76,622)

CASH FLOW FROM FINANCING ACTIVITIES
Distributions to members	(123,301)	—
Proceeds from issuance of notes payable	1,030,801	456,179
Principal repayment of notes payable	(665,736)	(7,184)
Payment of debt issuance costs	(100,000)	—
NET CASH PROVIDED BY FINANCING ACTIVITIES	141,765	448,995

NET INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	161,820	56,192
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF PERIOD	647,455	249,833
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH, END OF PERIOD	$809,275	$306,025

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$245,502	$—

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES
Distribution declared but unpaid	$79,199	$—
Settlement of accounts payable by issuing a promissory note	$36,000	$—

The Accompanying Notes Are an Integral Part of These Condensed Financial Statements

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

1. NATURE OF OPERATIONS

True Harvest, LLC (the “Company”) is a limited liability company established in 2015 in the State of Arizona. The Company cultivates, manufactures, and sells medical marijuana in the State of Arizona, under a cultivation agreement with a third-party licensor, who has a medical marijuana dispensary registration certificate from Arizona Department of Health Services and is authorized to operate an off-site cultivation facility.

On March 12, 2021, the Company entered into a definitive agreement with Greenrose Acquisition Corp (the “Acquirer”), a special purpose acquisition company, to sell, assign and transfer substantially all of its assets, liabilities and employees relating to its business (the “Business”) to the Acquirer for a total price of (i) $50.0 million, which consists of an initial cash payment of $21.8 million, a three year secured promissory note of $25.0 million and assumption of certain debt of $3.2 million and (ii) earnout payment of up to $35.0 million based on the Business’ attaining, within 36 months after the closing date, a certain price point per pound of cannabis flower as compared to total flower production, irrespective of the final form in which such flower is sold. The closing of this agreement is subject to the satisfaction of certain closing conditions in the agreement.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)    Basis of Presentation

The accompanying unaudited condensed interim financial statements of the Company should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2020 and 2019. The accompanying condensed financial statements have been prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP) for interim financial information. Accordingly, the accompanying condensed financial statements do not include all of the information and notes required by U.S. GAAP for complete financial statements. The accompanying condensed interim financial statements reflect all adjustments, consisting of normal recurring adjustments, that are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Interim results are not necessarily indicative of results for a full year.

Note 2, “Significant Accounting Policies”, to the audited financial statements for the year ended December 31, 2020 and 2019 includes a discussion of the significant accounting policies and estimates used in the preparation of the Company’s financial statements. There have been no material changes to the Company’s significant accounting policies and estimates during the three months ended March 31, 2021.

(b)    Significant Accounting Judgements, Estimates and Assumptions

The preparation of the financial statements requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, and revenue and expenses. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

(c)     Fair Value of Financial Instruments

The Company applies fair value accounting for all financial assets and liabilities that are recognized or disclosed at fair value in the financial statements. Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities that are required to be recorded at fair value, the Company considers all related factors of the asset by market participants in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions, and credit risk.

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Company applies the following fair value hierarchy, which prioritizes the inputs used to measure fair value into three levels, and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities;
Level 2 —	Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and
Level 3 —	Inputs for the asset or liability that are not based on observable market data.

As of and for the three months ended March 31, 2021, the Company did not have financial assets or liabilities recognized at fair value on a recurring basis. The Company’s financial assets and liabilities include cash and cash equivalents, accounts receivable, note receivable, accounts payable, accrued liabilities and notes payable. As of March 31, 2021 and December 31, 2020, the book values of these financial assets and liabilities approximate fair values due to the short-term nature, market pricing, and/or the issue dates’ proximity to the balance sheet dates. There have been no transfers between fair value levels during the three months ended March 31, 2021.

(d)    Recent Accounting Pronouncements

In February 2016, the FASB issued new guidance on the recognition and measurement of leases, ASC 842 Leases. Under this guidance, a lessee recognizes right-of-use assets and lease liabilities on the balance sheet for leases. Lease expenses continue to be recognized on the income statement in a manner similar to current accounting. Additionally, this guidance requires enhanced disclosures regarding the amount, timing, and uncertainty of cash flows arising from leasing arrangements. This new guidance will be effective for the Company for fiscal years beginning after December 15, 2021. The Company is currently evaluating the effect of adopting this guidance on the Company’s financial statements.

In January 2021, the Financial Accounting Standards Board (“FASB”) issued an amended guidance on Accounting Standards Codification (“ASC”) Topic 848 Reference Rate Reform. The amendments in this Update clarify that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this guidance are effective immediately for all entities. The guidance did not have any effect on the Company’s financial statements.

3. REVENUES, ACCOUNT RECEIVABLE, AND NOTE RECEIVABLE FROM CUSTOMER

For the three months ended March 31, 2021 and 2020, the Company’s revenues by key product consisted of the following:

	2021	2020
Flower	$2,720,696	$1,027,760
Trim	355,197	106,242
Others (*)	480,730	52,004
Total	$3,556,623	$1,186,006

____________

(*)      Others include kief, extracts and certain other products.

The Company sells its products to non-profit organization customers in the State of Arizona. Generally, customers pay cash upon delivery, or the payment is due 7~14 days from the delivery date. Accounts receivable arise from the sale of cannabis product on trade credit terms of 7~14 days. The Company recognizes revenue and accounts receivable upon delivery of the product. Therefore, accounts receivable represent the Company’s unconditional right

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

3. REVENUES, ACCOUNT RECEIVABLE, AND NOTE RECEIVABLE FROM CUSTOMER (cont.)

to consideration. The Company does not have contract assets, which represent the Company’s right to consideration in exchange for goods or services, subject to the satisfaction of additional performance obligation. Customers do not pay prior to the delivery of the product. Therefore, the Company does not have any contract liability.

As of March 31, 2021 and December 31, 2020, the Company had accounts receivable of $87,696 and $267,577, respectively.

The Company has a note receivable from a third-party customer. In September 2019, the customer suspended the repayment of this promissory note, dated July 3, 2019. On January 30, 2020, the customer entered into a forbearance agreement with the Company and agreed to a revised repayment schedule for the full remaining balance and provided its then current and future equipment and certain other assets as collateral. As of March 31, 2021 and December 31, 2020, the Company had the note receivable from the customer of $61,548 and $85,574, respectively.

At each reporting date, the Company applies its judgment to evaluate the collectability of the accounts receivable and establishes an allowance for doubtful accounts based on existing contractual payment terms, actual payment patterns of its customers and individual customer’s circumstances. As of March 31, 2021 and December 31, 2020, the Company determined that an allowance for doubtful accounts was not required. Receivables are written off when it is determined not collectible. No accounts receivable were written off during the three months ended March 31, 2021 and 2020.

4. INVENTORIES

The Company’s inventories include the following at March 31, 2021 and December 31, 2020:

	2021	2020
Work-in-progress	$972,087	$1,194,156
Finished goods	380,009	207,623
Total	$1,352,096	$1,401,779

Inventory is written down for any obsolescence, spoilage and excess inventory or when the net realizable value of inventory is less than the carrying value. During the three months ended March 31, 2021 and 2020, the Company recorded charges for inventory and inventory-related write downs as a component of cost of revenues in the amount of $0 and $32,822, respectively.

5. PROPERTY AND EQUIPMENT

At March 31, 2021 and December 31, 2020, property and equipment consisted of the following:

	2021	2020
Equipment	$1,407,194	$1,279,222
Leasehold improvement	3,866,159	3,593,406
Construction-in-progress	305,450	—
	5,578,803	4,872,628
Less: Accumulated depreciation	(1,709,173)	(1,536,779)
Property and equipment, net	$3,869,630	$3,335,849

The Company began the construction of additional grow rooms during the three months ended March 31, 2021. The construction was primarily financed from the borrowings of certain line-of-credit promissory notes. Costs incurred for the construction, including interest expense of $1,579, were capitalized as construction-in-progress. Construction-in-progress is not depreciated.

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

5. PROPERTY AND EQUIPMENT (cont.)

Depreciation expense for the three months ended March 31, 2021 and 2020 totaled $172,394 and $110,842, respectively, which is included in Depreciation in the condensed interim statements of operations. The Company did not have any disposal of property and equipment in the three months ended March 31, 2021. The Company disposed of certain property and equipment in the three months ended March 31, 2020 in the course of normal business and recognized a loss of $35,192, which is reflected in Other Expense (Income), Net in the condensed interim statements of operations.

6. NOTES PAYABLE

As of March 31, 2021 and December 31, 2020, notes payable consisted of the following:

	2021	2020
Financing from related parties – Certificate debt:
Three promissory notes dated April 15, 2020, in the aggregate original amount of $3,307,980: monthly payment amount, including interest at 1.0% per month, is calculated based on a percentage of available cash, as defined in the note, and will be made until all principal and interest is paid in full. There is no specified maturity date.	$2,233,034	$2,819,214
Financing from related parties:
Three promissory notes dated April 15, 2020, in the aggregate original amount of $6,518,322: monthly payment amount, including interest at 1.25% per month, is calculated based on a percentage of available cash, as defined in the note, and will be made until all principal and interest is paid in full. There is no specified maturity date.	6,507,072	6,507,072
Line-of-credit promissory notes	2,332,764	1,301,963
Other promissory notes	18,000	36,000
Subtotal	8,857,836	7,845,035

Financing from third parties:
Promissory note dated May 1, 2020, in the original amount of $490,743, which matures on April 15, 2023: scheduled monthly payments, including interest at 1.0% per month	349,659	386,114
Promissory note dated May 16, 2018, in the original amount of $200,000, which matures on July 1, 2023: scheduled monthly payment of $3,333. This note is interest free in the absence of default. The Company suspended its payment on this note in connection with a litigation. See note 9 – Commitment and Contingencies.	167,509	167,509
Promissory note dated December 31, 2016, in the original amount of $175,000, which matured on June 1, 2019: scheduled monthly payment of $6,250. This note is interest free and 2.0% in the case of late payment. The noteholder agreed to an unspecified extended payment term based on the Company’s liquidity. The note is expected to be fully paid in 2021.	99,375	114,375
Other promissory notes	34,900	9,000
Subtotal	651,443	676,998
Total notes payable	11,742,313	11,341,247
Less: Current portion of notes payable	3,606,096	3,298,842
Less: Debt issuance cost and discount	87,500	—
Notes payable, net of current portion	$8,048,717	$8,042,405

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

6. NOTES PAYABLE (cont.)

On January 1, 2021, the Company issued three line-of-credit promissory notes to certain members of the Company, under which the Company can borrow up to total principal amount of $2,500,000 for the build-out of additional cultivation rooms for a period of up to seven months ending July 31, 2021 or at such time as the total amount of the loan has been disbursed. The promissory notes have interest rate of 1.25% per month. There is no repayment requirement until September 1, 2021. The Company should make monthly payments of principal and interest on a fully amortized basis based on a 24-month repayment period beginning September 1, 2021. The principal and interest may be prepaid at any time without penalty or premium. In the three months ended March 31, 2021, the Company borrowed $930,801 in total under these line-of-credit promissory notes.

While any principal amount remains outstanding and unpaid under these notes, the Company shall not incur additional indebtedness except for (a) accounts payable arising from the Company’s ordinary course of business, unless the holders of such indebtedness expressly agree to subordinate their claims to the notes and (b) other indebtedness in excess of $25,000 unless the Company obtains the note holders’ prior written approval. The notes are collateralized with all of the Company’s right, title and interest in and to all accounts, chattel paper, documents, equipment, fixtures, general intangibles, instruments, inventory, investment property, and letter of credit rights, including then and future personal property of the Company, insurance proceeds and the proceeds from the sale of such personal property.

In addition, in the three months ended March 31, 2021, the Company borrowed additional $100,000 under the existing line-of-credit promissory notes issued in 2020. The line-of-credit promissory notes were issued to certain members, under which the Company may draw borrowings up to certain amount for a specified period. The line of credit promissory notes accrue interest at 1.25% per month and are collateralized with all of the Company’s right, title and interest in and to all accounts, chattel paper, documents, equipment, fixtures, general intangibles, instruments, inventory, investment property, and letter of credit rights, including then and future personal property of the Company, insurance proceeds and the proceeds from the sale of such personal property. The Company may prepay these line-of-credit promissory notes at any time without premium or penalty. As of March 31, 2021, the Company cannot borrow more under these line-of-credit promissory notes as full principal amount was drawn under these notes.

On January 5, 2021, the Company issued a promissory note to one of its past service providers in the amount of $36,000, which included both principal and interest, to settle existing accounts payable. The note matures in ten months and may be prepaid at any time without penalty or premium. The note is included in Financing from third parties — Other promissory note in the table above and had outstanding principal amount of $25,900 as of March 31, 2021.

Debt Issuance Costs, Discount or Premium

In connection with the additional borrowings under the line-of-credit promissory notes in the three months ended March 31, 2021, the Company incurred financing cost of $100,000 payable to the note holder members. The debt issuance costs were recognized as a reduction of notes payable and were amortized as interest expense over the contractual term of the related promissory notes.

7. MEMBERS’ EQUITY (DEFICIT)

In the three months ended March 31, 2021, the Company decided to make preference and regular distribution of $123,750 and $41,250, respectively, a portion of which was paid in the three months ended March 31, 2021. The remaining unpaid amount is presented in Distribution Payable as of March 31, 2021.

8. RELATED PARTY TRANSACTIONS

Historically, the Company issued promissory notes to members and immediate family members of the Company’s members. See note 6 — Notes Payable in the condensed financial statements for detail terms and conditions of such related party transactions.

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

9. COMMITMENTS AND CONTINGENCIES

The Company is subject to lawsuits, investigations and other claims related to employment, commercial and other matters that arise out of operations in the normal course of business. Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other liabilities.

(a)    Contingencies

The Company’s operations are subject to a variety of local and state regulation. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, losses of a third-party licensor’s permits or termination of the cultivation agreement with a third-party licensor that could result in the Company ceasing operations in the State of Arizona. While management of the Company believes that the Company is in compliance with applicable local and state regulations at March 31, 2021, medical cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future.

(b)    Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As of March 31, 2021, there are no proceedings in which any of the Company’s directors, officers or affiliates is an adverse party or has a material interest adverse to the Company’s interest. In addition, as of March 31, 2021, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s operations, except for the following:

Copper State Herbal Center, Inc. vs. True Harvest, LLC

The Company maintained a business relationship with Copper State Herbal Center, Inc. (“Copper State”) under an amended consulting services agreement entered into on April 1, 2017. Copper State and the Company have competing claims for breach of the amended consulting services agreement. In addition, the Company sued Copper State for breach of fiduciary duties arising out of Copper State’s failure, as an entity licensed by Arizona Department of Health Services, to protect the medical cannabis products and flowering plants in the Facility leading directly to the Company’s loss of several million dollars in revenue. The Company believes its damages outstrip Copper State’s alleged damages by at least 5:1. Currently, the parties are going through a discovery phase, which is nearing an end. A trial date has not been set. Any gain or loss in connection with this litigation is currently not estimable. The Company did not recognize any receivable or liability in connection with the litigation as of March 31, 2021.

In 2019, in connection with the litigation, the Company suspended its payment on the promissory notes dated May 16, 2018 issued to Copper State. Certain member of the Company provided guarantee and all the membership interests of the guarantor member at the time of the issuance was provided as collateral. The promissory note bears no interest. However, upon default, the Company should pay penalty interest at 12% per year, compounded annually, and the lender may demand the repayment of the entire remaining notes payable. The Company recorded penalty interest expense, and the entire remaining principal balance was included in Current Portion of Notes Payable in the condensed balance sheets as of March 31, 2021 and December 31, 2020.

Non Profit Patient Center, Inc. vs. True Harvest, LLC

The Company maintained a business relationship with Non Profit Patient Center, Inc. (“NPPC”) since the Company entered into a cultivation service agreement with NPPC on November 5, 2018. In 2019, the Company sued NPPC for breach of contract, breach of the covenant of good faith and fair dealing, fraudulent inducement, negligent misrepresentation, and tortious interference with a business expectancy. These causes of action arose out of NPPC’s failure to abide by the cultivation services agreement with the Company.

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

9. COMMITMENTS AND CONTINGENCIES (cont.)

On January 9, 2020, a trial court ordered settlement agreement and dismissed all matters. The Company deposited $200,000 in an escrow account for the settlement, included in Restricted Cash in the condensed balance sheets as of March 31, 2021 and December 31, 2020. In addition, the Company had a payable of $200,000 for the settlement, included in Accounts Payable in the condensed balance sheets as of March 31, 2021 and December 31, 2020.

On February 10, 2020, NPPC appealed the settlement order. The Court of Appeals dismissed the appeal, because the settlement order was not a final order from which an appeal lies. On February 5, 2021, the Company and its investors have filed a motion to dismiss this action in accordance with the settlement agreement. NPPC suggested that NPPC may appeal an order dismissing the case.

On or about April 16, 2021, the lawsuit was resolved by the entry of a consensual order dismissing the case, with prejudice. The dismissal fulfilled the final terms of the settlement that was reached between the litigants. Since the dismissal was with prejudice, all litigation between the Company and NPPC arising out of their prior contractual relationship should be concluded. Based on this, the Company made the payment of $200,000 and NPPC accepted the settlement payment in April 2021, which reduced the Company’s restricted cash and accounts payable.

Rocinante Construction, LLC and PinderNation Electric, LLC vs. True Harvest, LLC

In 2020, True Harvest sued Rocinante Construction, LLC (“Rocinante”) and PinderNation Electric, LLC (“PinderNation”) for construction defects in relation to the electrical and lighting works at certain sections of the Facility, which resulted in losing the use of approximately 25% of the planned lighting in the sections. Rocinante has asserted a counterclaim against the Company for construction fees related to certain phase of construction work. Currently, the parties are going through a discovery phase, but the parties are committed to participate in alternative dispute resolution in 2021. A trial date has not been set. Any gain or loss in connection with this litigation is currently not estimable. The Company did not recognize any receivable or liability in connection with the litigation as of March 31, 2021.

(c)     Non-Cancellable Lease

The Company leased the Facility from a third party since its inception in 2015. The Company entered into a new lease agreement for the Facility in 2017 with a lease term of 10 years. The Company has an option to extend the lease term for a period of 10 years. Lease payments are annually escalated over the lease term and the Company recognizes lease expense on a straight-line basis. The Company recognized operating lease expense of $378,641 and $355,546 for the three months ended March 31, 2021 and 2020, respectively, and recognized deferred rent of $541,593 and $533,210 as of March 31, 2021 and December 31, 2020, respectively.

Minimum lease payments of this non-cancellable operating lease as of March 31, 2021 were as follows:

Remaining 2021	$916,069
2022	1,255,986
2023	1,293,665
2024	1,332,475
2025	1,372,449
2026 and Thereafter	2,620,946
$8,791,590

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

9. COMMITMENTS AND CONTINGENCIES (cont.)

(d)    Cultivation Agreement

In May 2019, the Company entered into a cultivation agreement with Total Health & Wellness, Inc. (the “Licensor”). The Agreement has an initial term of five-years and will be automatically renewed for successive one-year terms in the absence of either party’s written notice.

Under the cultivation agreement, the Company is allowed to operate its facility in compliance with Arizona Medical Marijuana Act and certain other regulations. In return, the Company should pay monthly fees of $40,000 in the first year, which is escalated in each of the following year to reach

$50,000 in the fifth year. The Company made prepayment of $200,000 in connection with such monthly fees. In addition, the Company should reimburse the Licensor’s designated compliance officer up to certain amount per month.

Certain payments from the Company’s customers are made to a designated bank account of the Licensor, which can be drawn by the Company at any time. As of March 31, 2021 and December 31, 2020, the Company had $463,543 and $0 in the designated bank account of the Licensor, respectively. Such amount is included in Other Current Assets in the condensed balance sheet.

(e)     Settlement and Mutual Release Agreement

In March 2021, the Company entered into a settlement and mutual releases agreement with an external legal counsel that represented the Company in several litigation related matters several years ago to settle a total outstanding balance of $443,131 in accrued fees and interest by paying cash in the amount of $125,000. The payment was made in March 2021 and the Company recognized a settlement gain for the difference between the amount of recorded liability and the cash payment in fiscal year 2021, which is included in Other Expense (Income), Net in the condensed interim statements of operations.

10. LIQUIDITY AND CAPITAL RESOURCES

At March 31, 2020, the Company had cumulative members’ deficit of $7,266,684. In the three months ended March 31, 2021, the Company continued to meet its liquidity needs through financing from its members and other related parties, along with the cash generated from operating activities. If management is unsuccessful in its efforts to generate profit and/or to meet its liquidity needs through financing, the Company may not be able to continue as a going concern.

The ability of the Company to continue as a going concern and to meet its obligations will be dependent upon a return to profitable operations and continued generation of positive cash flows. The accompanying financial statements do not reflect any adjustment that might result from the outcome of this uncertainty.

11. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through May 14, 2021, the date that the condensed interim financial statements were issued.

Independent Auditor’s Report

Management and Those Charged with Governance
True Harvest, LLC
Phoenix, Arizona

Report on the Financial Statements

We have audited the accompanying financial statements of True Harvest, LLC (the “Company”), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, changes in members’ deficit, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ “Macias Gini & O’Connell LLP”

San Diego, California
April 5, 2021

TRUE HARVEST, LLC

Balance Sheets
As of December 31, 2020 and 2019

	2020	2019
ASSETS
Current Assets:
Cash and Cash Equivalents	$447,455	$49,833
Restricted Cash	200,000	200,000
Accounts Receivable	267,577	190,322
Inventories	1,401,779	1,675,239
Other Current Assets	141,688	11,664
Total Current Assets	2,458,499	2,127,058
Property and Equipment, Net	3,335,849	2,547,437
Note Receivable from Customer	85,574	198,428
Deposits and Other Assets	133,347	214,347
TOTAL ASSETS	$6,013,269	$5,087,270
LIABILITIES AND MEMBERS’ DEFICIT
LIABILITIES
Current Liabilities:
Accounts Payable	$1,092,508	$1,140,963
Accrued Liabilities	851,978	1,756,509
Distribution Payable	37,500	—
Current Portion of Notes Payable	3,298,842	3,482,331
Total Current Liabilities	5,280,828	6,379,803
Long-Term Liabilities
Notes Payable, Net of Current Portion	8,042,405	4,896,233
Deferred Rent	533,210	464,163
TOTAL LIABILITIES	13,856,443	11,740,199
MEMBERS’ DEFICIT	(7,843,174)	(6,652,929)
TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$6,013,269	$5,087,270

The Accompanying Notes Are an Integral Part of These Financial Statements.

TRUE HARVEST, LLC
Statements of Operations
Years Ended December 31, 2020 and 2019

	2020	2019
Revenues, Net	$8,036,344	$1,281,452
Cost of Revenues	5,817,553	2,406,351
Gross Profit (Loss)	2,218,791	(1,124,899)
Expenses:
Selling, General and Administrative	1,022,046	952,131
Depreciation	541,883	398,182
Total Expenses	1,563,929	1,350,313
Income (Loss) From Operations	654,862	(2,475,212)
Interest Expense	1,555,835	1,329,989
Other Expense, Net	101,032	1,955
Net Loss	$(1,002,005)	$(3,807,156)

The Accompanying Notes Are an Integral Part of These Financial Statements.

TRUE HARVEST, LLC
Statements of Changes in Members’ Deficit
Years Ended December 31, 2020 and 2019

Total
Balance, January 1, 2019	$(3,045,773)
Conversion of a note to membership interests	200,000
Net loss	(3,807,156)

Balance, December 31, 2019	(6,652,929)
Distribution to members	(188,240)
Net loss	(1,002,005)

Balance, December 31, 2020	$(7,843,174)

The Accompanying Notes Are an Integral Part of These Financial Statements.

TRUE HARVEST, LLC
Statements of Cash Flows
Years Ended December 31, 2020 and 2019

	2020	2019
CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(1,002,005)	$(3,807,156)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	541,883	398,182
Loss on disposal of property and equipment	35,193	57,551
Loss on debt forgiveness	81,000	—
Changes in operating assets and liabilities:
Accounts receivable	(77,255)	(190,322)
Note receivable from customer	112,854	(198,428)
Inventories	273,460	(1,675,239)
Other current assets	(130,024)	(11,233)
Other assets		—
Accounts payable	(48,455)	697,290
Accrued liabilities	1,091,671	1,373,265
Deferred rent	69,047	103,529
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	947,369	(3,252,561)
CASH FLOW FROM INVESTING ACTIVITIES
Purchase of property and equipment	(1,365,488)	(493,025)
Proceeds from disposition of property and equipment	—	2,000
NET CASH USED IN INVESTING ACTIVITIES	(1,365,488)	(491,025)
CASH FLOW FROM INVESTING ACTIVITIES
Distributions to members	(150,740)	—
Proceeds from issuance of notes payable	1,814,432	3,993,419
Principal repayment of notes payable	(847,951)	—
NET CASH PROVIDED BY FINANCING ACTIVITIES	815,741	3,993,419

NET INCREASE IN CASH AND CASH EQUIVALENTS	397,622	249,833
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	249,833	—
CASH AND CASH EQUIVALENTS, END OF YEAR	$647,455	$249,833
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$396,011	$1,294
SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES
Conversion of a note to membership interests	$—	$200,000
Conversion of existing promissory notes and associated accrued interest into new promissory notes	$10,317,044	$167,509
Distribution declared	$37,500	$—

The Accompanying Notes Are an Integral Part of These Financial Statements.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

1. NATURE OF OPERATIONS

True Harvest, LLC (the “Company”) is a limited liability company established in 2015 in the State of Arizona. The Company cultivates, manufactures, and sells medical marijuana in the State of Arizona, under a cultivation agreement with a third-party licensor, who has a medical marijuana dispensary registration certificate from Arizona Department of Health Services and is authorized to operate an off-site cultivation facility.

The Company managed and operated a facility located at 4301 W. Buckeye, Phoenix, AZ (the “Facility”) to cultivate and manufacture medical marijuana since its inception, expanding cultivation space within the Facility over time. The Facility is under a ten-year lease since 2017 with a ten-year renewal option. The Facility is the Company’s registered office and headquarters.

On March 25, 2019, Superior Court of Arizona granted the application for the appointment of a receiver, which resulted in a court receivership. On January 9, 2020, Superior Court of Arizona ordered that the receiver is discharged from all obligations, duties and liabilities, if any, owed under the receivership order, upon consideration of the motion to approve discharge of receiver, which ended the court receivership.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)    Basis of Preparation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the accounts and operations of the Company.

(b)    Cash and Cash Equivalents

Cash and cash equivalents include cash on hands and cash deposits in financial institutions that are readily convertible into cash with original maturities of three months or less.

(c)     Restricted Cash

Restricted cash represents the fund in an escrow account in connection with a litigation. See note 9(b) — Commitment and Contingencies in the financial statements for more detail about the litigation.

(d)    Accounts Receivable

Accounts receivable are recorded net of an allowance for doubtful accounts. The Company estimates the allowance for doubtful accounts based on existing contractual payment terms, actual payment patterns of its customers, individual customer’s circumstances and general economic conditions.

(e)     Inventories

Inventory is primarily comprised of work-in-progress and finished goods. Miscellaneous consumables are expensed. Costs incurred during the growing and production process are capitalized as incurred to the extent that cost is less than net realizable value. These costs include materials, labor and manufacturing overhead used in the growing and production processes.

Net realizable value is determined as the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale. Cost is determined using the weighted average cost basis. The Company reviews inventory for obsolete, redundant and slow-moving goods and any such inventories are written down to net realizable value.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

(f)     Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation and impairment losses. Expenditures that materially increase the life of the assets are capitalized. Ordinary repairs and maintenance are expensed as incurred. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset using the following terms and methods:

Equipment	5 Years
Leasehold Improvements	Shorter of 10 years or lease term
Vehicle	5 Years

The assets’ residual values, useful lives and methods of depreciation are reviewed at each financial year-end and adjusted prospectively, if appropriate. An item of equipment is derecognized upon disposal or when no future economic benefits are expected from its use. Any gain or loss arising on de-recognition of the asset, calculated as the difference between the net disposal proceeds and the carrying value of the asset, is included in operations in the year the asset is derecognized.

(g)    Impairment of Long-Lived Assets

The Company evaluates the recoverability of long-lived assets such as property and equipment, whenever events or changes in circumstances indicate that the carrying value of an asset or asset group may not be recoverable. Factors which could trigger an impairment review include (i) a significant adverse change in the extent or manner in which long-lived asset or asset group is being used or in its physical condition, (ii) a current period operating or cash flow loss combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses associated with the use of a long-lived asset or asset group, and (iii) a current expectation that, more likely than not, a long-lived asset or asset group will be sold or otherwise disposed of significantly before the end of its previously estimated useful life.

When the Company determines that the carrying value of long-lived assets or asset group may not be recoverable based upon the existence of one or more of the indicators, the assets or asset group are assessed for impairment based on the estimated future undiscounted cash flows expected to result from the use of the asset or asset group and its eventual disposition. If the carrying value of an asset or asset group exceeds its estimated future undiscounted cash flows, an impairment loss is recorded for the excess of the asset’s or asset group’s carrying value over its fair value.

For the years ended December 31, 2020 and 2019, there was no impairment charge related to the Company’s long-lived assets.

(h)    Income Taxes

The Company is a limited liability company with multiple members, which is treated as a partnership for federal and state income tax purposes. Since the Company pass-through all tax attributes to its partners, the Company does not present tax expense, tax payable or deferred taxes in its financial statements.

The Company accounts for the effect of any uncertain tax positions based on a “more likely than not” threshold to the recognition of the tax positions being sustained based on the technical merits of the position under scrutiny by the applicable taxing authority. If a tax position or positions are deemed to result in uncertainties of those positions, the unrecognized tax effect is estimated based on a “cumulative probability assessment” that aggregates the estimated tax liability for uncertain tax positions. The Company is taxed as a pass-through entity as a tax position and has determined that such tax position does not result in an uncertainty requiring recognition.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

(i)     Revenue Recognition

On January 1, 2020, the Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606 Revenue from Contracts with Customers (“ASC 606”) using the modified retrospective method. Under the modified retrospective method, the new standard was applied to new contracts and those that were not completed as of January 1, 2020. The cumulative effect of initially applying ASC 606 was not material as of January 1, 2020.

Through application of the standard, the Company recognizes revenue to depict the transfer of promised goods or services to the customer in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services.

In order to recognize revenue under ASC 606, the Company applies the following five (5) steps:

•        Identify a customer along with a corresponding contract;

•        Identify the performance obligation(s) in the contract to transfer goods or provide distinct services to a customer;

•        Determine the transaction price the Company expects to be entitled to in exchange for transferring promised goods or services to a customer;

•        Allocate the transaction price to the performance obligation(s) in the contract; and

•        Recognize revenue when or as the Company satisfies the performance obligation(s).

Revenues consist of sales of cannabis product, which are recognized at a point in time when control over the goods have been transferred to the customer and is recorded net of sales discounts, if any. Payment is typically due upon transferring the goods to the customer or within a specified time period permitted under the Company’s credit policy.

The cultivation agreement between the Company and a third-party licensor states the Company acts as an agent in the sale of cannabis products. However, economically, the Company effectively controls its products in the process of cultivation, manufacturing and sale. Therefore, the financial statements are prepared as if the Company acts as a principal in the sale and recognized revenue on a gross basis from an accounting perspective.

Revenue is recognized upon the satisfaction of the performance obligation. The Company satisfies its performance obligation upon delivery and acceptance of cannabis products by the customer.

Prior to the adoption of ASC 606, the Company recognized revenue in accordance with ASC Topic 605 Revenue Recognition, when all the following conditions were satisfied: (1) there was persuasive evidence of an arrangement; (2) the product had been delivered or the services had been provided to the customer; (3) the collection of fees was reasonably assured; and (4) the amount of fees to be paid by the customer was fixed or determinable.

Based on the Company’s assessment, the adoption of this new standard had no impact on the amounts recognized in the financial statements.

Sales discounts were not material during the years ended December 31, 2020 and 2019. The Company experienced very little or no sales return for the years ended December 31, 2020 and 2019.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

(j)     Commitments and Contingencies

The Company is subject to lawsuits, investigations and other claims related to employment, commercial and other matters that arise out of operations in the normal course of business. Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other liabilities.

Contingent liabilities are measured at management’s best estimate of the expenditure required to settle the obligation at the end of the reporting period and are discounted to present value where the effect is material. The Company performs evaluations to identify onerous contracts and, where applicable, records contingent liabilities for such contracts.

(k)    Concentration of Risk

Financial instruments that potentially subject the Company to credit risk consist principally of cash and cash equivalents and accounts receivable. As of December 31, 2020, the Company’s cash and cash equivalents were maintained by financial institutions in the United States. The Company believes that the financial institutions that hold its cash and cash equivalents are financially sound and, accordingly, minimal credit risk exists with respect to these instruments. The Company had bank deposit of $446,709 as of December 31, 2020, up to $250,000 of which is covered by Federal Deposit Insurance Corporation insurance.

Accounts receivable relate to receivables from customers located in the United States. Generally, the Company’s accounts receivable settle relatively quickly, and the Company’s historical experience of credit loss was insignificant. As of December 31, 2020, accounts receivable from three customers made up 88% of total accounts receivable. As of December 31, 2019, accounts receivable from three customers made up 96% of total accounts receivable.

Top three customers for the year ended December 31, 2020 and top two customers for the year ended December 31, 2019 accounted for 10% or more of the Company’s revenue. The sales to these top three and top two customers made up 37% and 56% of the Company’s total revenue for the years ended December 31, 2020 and 2019, respectively.

(l)     Fair Value of Financial Instruments

The Company applies fair value accounting for all financial assets and liabilities that are recognized or disclosed at fair value in the financial statements. Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities that are required to be recorded at fair value, the Company considers all related factors of the asset by market participants in which the Company would transact and the market- based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions, and credit risk.

The Company applies the following fair value hierarchy, which prioritizes the inputs used to measure fair value into three levels, and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

Level 2 — Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

Level 3 — Inputs for the asset or liability that are not based on observable market data.

As of and for the years ended December 31, 2020 and 2019, the Company did not have financial assets or liabilities recognized at fair value on a recurring basis. The Company’s financial assets and liabilities include cash and cash equivalents, accounts receivable, note receivable, accounts payable and notes payable. As of December 31, 2020 and December 31, 2019, the book values of these financial assets and liabilities approximate fair values due to the short-term nature, market pricing, and/or the issue dates’ proximity to the balance sheet dates. There have been no transfers between fair value levels during the years ended December 31, 2020 and 2019.

(m)   Membership Interests

The Company is a limited liability company, owned by multiple members. The membership interest is classified in members’ equity. Contribution from members is recorded as an increase in membership interests. Incremental costs directly attributable to the issuance of membership interests, if any, are recognized as a reduction of membership interests. Distribution to members is recorded as a reduction of members’ equity.

(n)    Significant Accounting Judgments, Estimates and Assumptions

The preparation of the financial statements requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, and revenue and expenses. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

Significant judgments, estimates and assumptions that have the most significant effect on the amounts recognized in the financial statements are as follows:

(i)     Estimated Useful Lives and Impairment of Property and Equipment

Depreciation of property and equipment is recorded on a straight-line basis over their estimated useful lives, which do not exceed the lease term in the case of leasehold improvement. The Company evaluates the recoverability of property and equipment, whenever events or changes in circumstances indicate that the carrying value of an asset or asset group may not be recoverable.

(ii)    Allowance for Uncollectible Accounts

Management determines the allowance for uncollectible receivables by evaluating individual receivable balances, customers’ financial condition and current economic conditions. Accounts receivable are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded as income when received.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

(iii)   Inventory

Inventory is recorded at lower of cost or net realizable value. Net realizable value is determined as the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale. The Company reviews inventory for obsolete, redundant and slow-moving goods and any such inventories are written down to net realizable value.

(iv)    Loss Contingency

The Company is subject to lawsuits, investigations and other claims related to employment, commercial and other matters that arise out of operations in the normal course of business. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other liabilities.

(o)    Recent Accounting Pronouncements

(i)     In February 2016, the FASB issued new guidance on the recognition and measurement of leases, ASC 842 Leases. Under this guidance, a lessee recognizes right-of-use assets and lease liabilities on the balance sheet for leases. Lease expenses continue to be recognized on the income statement in a manner similar to current accounting. Additionally, this guidance requires enhanced disclosures regarding the amount, timing, and uncertainty of cash flows arising from leasing arrangements. This new guidance will be effective for the Company for fiscal years beginning after December 15, 2021. The Company is currently evaluating the effect of adopting this guidance on the Company’s financial statements.

(ii)    In June 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 requires the measurement of current expected credit losses for financial assets held at the reporting date based on historical experience, current conditions and reasonable and supportable forecasts. Adoption of ASU 2016-13 will require financial institutions and other organizations to use forward-looking information to better formulate their credit loss estimates. This update will be effective for the Company for fiscal years beginning after December 15, 2022. The Company is currently evaluating the effect of adopting this guidance on the Company’s financial statements.

(iii)   In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230). ASU 2018-13 require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The Company adopted this guidance on January 1, 2019, which affected the presentation of its cash flow statements.

(iv)    In August 2018, the FASB issued ASU 2018-13, Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (Topic 820). ASU 2018-13 adds, modifies, and removes certain fair value measurement disclosure requirements. ASU 2018-13 is effective for annual and interim periods beginning after December 15, 2019. The Company adopted this guidance on January 1, 2020, which did not have material impact on the financial statements.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

3. REVENUES, ACCOUNT RECEIVABLE, AND NOTE RECEIVABLE FROM CUSTOMER

For the years ended December 31, 2020 and 2019, the Company’s revenues by key product consisted of the following:

	2020	2019
Flower	$6,569,066	$484,188
Trim	901,503	72,204
Others*	565,775	725,060
Total	$8,036,344	$1,281,452

____________

*        Others include kief, extracts and certain other products.

The Company sells its products to non-profit organization customers in the State of Arizona. Generally, customers pay cash upon delivery, or the payment is due 7~14 days from the delivery date. Accounts receivable arise from the sale of cannabis product on trade credit terms of 7~14 days. The Company recognizes revenue and accounts receivable upon delivery of the product. Therefore, accounts receivable represent the Company’s unconditional right to consideration. The Company does not have contract assets, which represent the Company’s right to consideration in exchange for goods or services, subject to the satisfaction of additional performance obligation. Customers do not pay prior to the delivery of the product. Therefore, the Company does not have any contract liability.

As of December 31, 2020 and 2019, the Company had accounts receivable of $267,577 and $190,322, respectively.

The Company has a note receivable from a third-party customer. In September 2019, the customer suspended the repayment of this promissory note, dated July 3, 2019. On January 30, 2020, the customer entered into a forbearance agreement with the Company and agreed to a revised repayment schedule for the full remaining balance and provided its then current and future equipment and certain other assets as collateral. As of December 31, 2020 and 2019, the Company had note receivable from customer of $85,574 and $198,428, respectively.

At each reporting date, the Company applies its judgment to evaluate the collectability of the accounts receivable and establishes an allowance for doubtful accounts based on existing contractual payment terms, actual payment patterns of its customers and individual customer’s circumstances. As of December 31, 2020 and 2019, the Company determined that an allowance for doubtful accounts was not required. Receivables are written off when it is determined not collectible. No accounts receivable were written off during the years ended December 31, 2020 and 2019.

4. INVENTORIES

The Company’s inventories include the following at December 31, 2020 and 2019:

	2020	2019
Work-in-progress	$1,194,156	$1,506,962
Finished goods	207,623	168,277
Total	$1,401,779	$1,675,239

Inventory is written down for any obsolescence, spoilage and excess inventory or when the net realizable value of inventory is less than the carrying value. During the years ended December 31, 2020 and 2019, the Company recorded charges for inventory and inventory-related write downs as a component of cost of sales in the amount of $9,552 and $403,649, respectively.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

5. PROPERTY AND EQUIPMENT

At December 31, 2020 and 2019, property and equipment consisted of the following:

	2020	2019
Equipment	$1,279,222	$529,710
Leasehold improvement	3,593,406	3,028,458
Vehicle	—	10,000
	4,872,628	3,568,168
Less: Accumulated depreciation	(1,536,779)	(1,020,731)
Property and equipment, net	$3,335,849	$2,547,437

Depreciation expense for the years ended December 31, 2020 and 2019 totaled $541,884 and $398,182, respectively, which is included in depreciation in the statements of operations. The Company disposed of certain property and equipment in 2020 and 2019 in the course of normal business and recognized a loss of $35,193 and $57,551, respectively, which is reflected in Other Expense, Net in the statements of operations.

6. NOTES PAYABLE

As of December 31, 2020 and December 31, 2019, notes payable consisted of the following:

	2020	2019
Financing from related parties – Certificate debt:
Three promissory notes dated April 15, 2020, in the aggregate original amount of $3,307,980: monthly payment amount, including interest at 1.0% per month, is calculated based on a percentage of available cash, as defined in the note, and will be made until all principal and interest is paid in full. There is no specified maturity date.	$2,819,214	$—
Receiver’s certificates of indebtedness at 12.0% interest per year for a loan term of up to 1 year, or as otherwise agreed by lenders and the receiver	—	3,032,067
Subtotal	2,819,214	3,032,067
Financing from related parties:
Three promissory notes dated April 15, 2020, in the aggregate original amount of $6,518,322: monthly payment amount, including interest at 1.25% per month, is calculated based on a percentage of available cash, as defined in the note, and will be made until all principal and interest is paid in full. There is no specified maturity date.	6,507,072	—
One promissory note dated July 20, 2018, in the original amount of $250,000, which matures on September 1, 2021, and two promissory notes dated July 11, 2018, in the aggregate original amount of $2,291,750, which matures on August 1, 2021: scheduled monthly payments, including interest at 1.25% per month. These notes were replaced with new promissory notes issued on April 15, 2020.	—	2,541,750
Line of credit promissory notes	1,301,963	2,059,180
Other promissory notes	36,000	43,183
Subtotal	7,845,035	4,644,113

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

6. NOTES PAYABLE (cont.)

	2020	2019
Financing from third parties:
Promissory note dated May 1, 2020, in the original amount of $490,743, which matures on April 15, 2023: scheduled monthly payments, including interest at 1.0% per month	386,114	—
One promissory note dated December 19, 2017, in the original amount of $250,000, and a promissory note dated November 2, 2017, in the original amount of $100,000: scheduled monthly interest only payments at 1.5% per month with a right to convert the unpaid principal and accrued interest to membership interests. These notes were replaced with a new promissory note issued on May 1, 2020.	—	350,000
Promissory note dated May 16, 2018, in the original amount of $200,000, which matures on July 1, 2023: scheduled monthly payment of $3,333. This note is interest free in the absence of default. The Company suspended its payment on this note in connection with a litigation. See note 9 – Commitment and Contingencies.	167,509	167,509
Promissory note dated December 31, 2016, in the original amount of $175,000, which matured on June 1, 2019: scheduled monthly payment of $6,250. This note is interest free and 2.0% in the case of late payment. The noteholder agreed to an unspecified extended payment term based on the Company’s liquidity. The note is expected to be fully paid in 2021.	114,375	121,875
Other promissory notes	9,000	63,000
Subtotal	676,998	702,384
Total notes payable	11,341,247	8,378,564
Less: Current portion of notes payable	3,298,842	3,482,331
Notes payable, net of current portion	$8,042,405	$4,896,233

Financing from Related Parties — Certificate Debt

On March 25, 2019, Superior Court of Arizona granted the application for the appointment of a receiver, which resulted in a court receivership. Under the court receivership, the three members of the Company loaned the Company funds pursuant to one or more receiver’s certificate of indebtedness approved by the Superior Court of Arizona (“Certificate Debt”). The Certificate Debt is collateralized with all of the Company’s right, title and interest in and to all accounts, chattel paper, documents, equipment, fixtures, general intangibles, instruments, inventory, investment property, and letter of credit rights, including then and future personal property of the Company, insurance proceeds and the proceeds from the sale of such personal property.

The terms for repayment of the Certificate Debt are as follows: (i) loan term of up to 1 year, or as otherwise agreed by lenders and the receiver, (ii) on presentation and demand by the lenders, (iii) interest rate of 12% per annum, and (iv) otherwise all due and payable upon, termination or suspension of the receivership, the filing of bankruptcy or liquidation by the receiver of all or substantially all of the property of the Company.

On January 9, 2020, Superior Court of Arizona ordered that the receiver is discharged from all obligations, duties and liabilities, if any, owed under the receivership order, upon consideration of the motion to approve discharge of receiver, which ended the court receivership.

On April 15, 2020, the Company entered into promissory note and security agreements with the three members to memorialize the terms upon which the Company will repay over more extended periods without affecting the nature, character, or priority of the Certificate Debt. Unpaid accrued interest as of April 15, 2020 was added to the principal amount of the new promissory notes.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

6. NOTES PAYABLE (cont.)

According to the promissory note and security agreements, the amount of monthly payments to service the promissory notes dated April 15, 2020 is determined as 70% of available cash. Available cash is defined in the promissory note and security agreements as cash on hand as of the last day of the month, less operating reserve, less scheduled payments required to be made in the first 10 days of the subsequent month in the course of business, as determined by the management. Such monthly payments will continue until full repayment of principal and interest. The Company may prepay any Certificate Debt at any time without premium or penalty.

Financing from Related Parties

Prior to the receivership, the Company issued promissory notes to certain members of the Company to meet its financing needs. In addition, an immediate family member of a member provided a loan prior to 2019, $36,000 of which was outstanding as of December 31, 2020 and 2019. These borrowings were not part of the Certificate Debt (“Non-Certificate Debt”).

On April 15, 2020, the Company issued three promissory notes to certain members in the aggregate original amount of $6,518,322, which replaced existing Non-Certificate Debt. The amount of monthly payments to service these promissory notes is determined as 15% of available cash. Available cash is defined in the promissory note and security agreements as cash on hand as of the last day of the month, less operating reserve, less scheduled payments required to be made in the first 10 days of the subsequent month in the course of business, as determined by the management. Such monthly payments will continue until full repayment of principal and interest. No collateral was provided in connection with these promissory notes. The Company may prepay these promissory notes at any time without premium or penalty.

In 2020 and 2019, the Company issued line of credit promissory notes to certain member, under which the Company may draw borrowings up to certain amount for a specified period. As of December 31, 2020, the specified period ended, and the Company cannot draw any additional funds under the line of credit promissory notes. As of December 31, 2020 and 2019, the Company had borrowings of $1,301,963 and $2,059,180, respectively. The line of credit promissory notes accrue interest at 1.25% per month and are collateralized with all of the Company’s right, title and interest in and to all accounts, chattel paper, documents, equipment, fixtures, general intangibles, instruments, inventory, investment property, and letter of credit rights, including then and future personal property of the Company, insurance proceeds and the proceeds from the sale of such personal property. The Company may prepay these line of credit promissory notes at any time without premium or penalty.

Financing from Third Parties

The Company issued promissory notes to certain third parties for financing. No collateral was provided in connection with these third-party borrowings, except for a promissory note dated May 16, 2018 in the original amount of $200,000, for which certain member’s equity interest was provided as collateral. The Company may prepay any of these third-party promissory notes at any time without premium or penalty.

Debt Issue Costs, Discount or Premium

All promissory notes were issued at par and no debt issue costs were incurred.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

6. NOTES PAYABLE (cont.)

Debt Payment

As of December 31, 2020, the estimated principal repayments of the Company’s notes payable were as follows:

2021	$3,298,842
2022	4,129,715
2023	3,912,690
Total	$11,341,247

7. MEMBERS’ EQUITY

The Company is a limited liability company, owned by multiple members. The Company’s equity interest is not unitized, and each member owns certain percentage of the membership interest (“percentage interests”). All membership interests have voting rights for any matters upon which members may vote under the Company’s operating agreement. According to the Company’s operating agreement, distributions among the members are determined by the manager based on the member’s percentage interests on a pro rata basis. Each member’s liability for the debts and obligations of the Company is limited as set forth in the Arizona Revised Statutes and other applicable law.

Certain members invested in equity interests to finance certain phase of cultivation space expansion within the Facility. Under the associated membership purchase agreements, those members are entitled to preferred distribution based on a preferred distribution pool, determined by a formula based on revenues from the cannabis product, cultivated in the expanded space within the Facility until such preferred distribution totals the amount of the original investment. After reaching the original investment, members will be entitled solely to distributions as defined in the operating agreement of the Company. The Company has the right to buy back up to 50% of the equity purchased by the members between 12 months and 48 months from the date of the membership purchase agreement at an escalating predetermined price.

The Company had a promissory note issued on November 15, 2017, in the original principal amount of $200,000. The note had scheduled monthly interest payments at 1.5% per month and contained a right to convert the unpaid principal and accrued interest to membership interests. On January 1, 2019, the Company entered into a membership purchase agreement with the note investor, under which the note investor exercised its right to convert unpaid principal amount of $200,000 into voting membership interests. The conversion of the promissory note increased the Company’s membership interests by $200,000 in 2019.

As of December 31, 2020 and 2019, the Company does not have any promissory note outstanding, which contains a right to convert to membership interests.

In 2020, the Company made preference and regular distribution of $113,052 and $37,688, respectively, and decided to make additional preference and regular distribution of $28,125 and $9,375, respectively, in January 2021. Such additional distribution was recorded as Distribution Payable as of December 31, 2020 and was paid in January 2021.

8. RELATED PARTY TRANSACTIONS

Historically, the Company issued promissory notes to members and immediate family members of the Company’s members. See note 6 — Note Payable in the financial statements for detail terms and conditions of such related party transactions.

In 2018, the Company loaned $81,000 to an officer at no interest. Such loan of $81,000 was outstanding as of December 31, 2019, which was included in Deposits and other assets in the balance sheets.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

9. COMMITMENTS AND CONTINGENCIES

The Company is subject to lawsuits, investigations and other claims related to employment, commercial and other matters that arise out of operations in the normal course of business. Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other liabilities.

(a)    Contingencies

The Company’s operations are subject to a variety of local and state regulation. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, losses of a third- party licensor’s permits or termination of the cultivation agreement with a third-party licensor that could result in the Company ceasing operations in the State of Arizona. While management of the Company believes that the Company is in compliance with applicable local and state regulations at December 31, 2020, medical cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future.

(b)    Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As of December 31, 2020, there are no proceedings in which any of the Company’s directors, officers or affiliates is an adverse party or has a material interest adverse to the Company’s interest. In addition, as of December 31, 2020, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s operations, except for the following:

Copper State Herbal Center, Inc. vs. True Harvest, LLC

The Company maintained a business relationship with Copper State Herbal Center, Inc. (“Copper State”) under an amended consulting services agreement entered into on April 1, 2017. Copper State and the Company have competing claims for breach of the amended consulting services agreement. In addition, the Company sued Copper State for breach of fiduciary duties arising out of Copper State’s failure, as an entity licensed by Arizona Department of Health Services, to protect the medical cannabis products and flowering plants in the Facility leading directly to the Company’s loss of several million dollars in revenue. The Company believes its damages outstrip Copper State’s alleged damages by at least 5:1. Currently, the parties are going through a discovery phase, which is nearing an end. The parties are ordered to participate in alternative dispute resolution by April 23, 2021. A trial date has not been set. Any gain or loss in connection with this litigation is currently not estimable. The Company did not recognize any receivable or liability in connection with the litigation as of December 31, 2020.

In 2019, in connection with the litigation, the Company suspended its payment on the promissory notes dated May 16, 2018 issued to Copper State. Certain member of the Company provided guarantee and all the membership interests of the guarantor member at the time of the issuance was provided as collateral. The promissory note bears no interest. However, upon default, the Company should pay penalty interest at 12% per year, compounded annually, and the lender may demand the repayment of the entire remaining notes payable. The Company recorded penalty interest expense of $21,400 and $11,667 in the years ended December 31, 2020 and 2019, respectively, and the entire remaining principal balance was included in Current Portion of Notes Payable in the balance sheets as of December 31, 2020 and 2019.

Non Profit Patient Center, Inc. vs. True Harvest, LLC

The Company maintained a business relationship with Non Profit Patient Center, Inc. (“NPPC”) since the Company entered into a cultivation service agreement with NPPC on November 5, 2018. In 2019, the Company sued NPPC for breach of contract, breach of the covenant of good faith and fair dealing,

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

9. COMMITMENTS AND CONTINGENCIES (cont.)

fraudulent inducement, negligent misrepresentation, and tortious interference with a business expectancy. These causes of action arose out of NPPC’s failure to abide by the cultivation services agreement with the Company.

On January 9, 2020, a trial court ordered settlement agreement and dismissed all matters. The Company deposited $200,000 in an escrow account for the settlement, included in Restricted Cash in the balance sheets as of December 31, 2020 and 2019. In addition, the Company had a payable of $200,000 for the settlement, included in accounts payable in the balance sheets as of December 31, 2020 and 2019.

On February 10, 2020, NPPC appealed the settlement order. The Court of Appeals dismissed the appeal, because the settlement order was not a final order from which an appeal lies. On February 5, 2021, the Company and its investors have filed a motion to dismiss this action in accordance with the settlement agreement. NPPC suggested that NPPC may appeal an order dismissing the case. Oral argument is set for April 16, 2021.

Rocinante Construction, LLC and PinderNation Electric, LLC vs. True Harvest, LLC

In 2020, True Harvest sued Rocinante Construction, LLC (“Rocinante”) and PinderNation Electric, LLC (“PinderNation”) for construction defects in relation to the electrical and lighting works at certain sections of the Facility, which resulted in losing the use of approximately 25% of the planned lighting in the sections. Rocinante has asserted a counterclaim against the Company for construction fees related to certain phase of construction work. Currently, the parties are going through a discovery phase, but the parties are committed to participate in alternative dispute resolution in 2021. A trial date has not been set. Any gain or loss in connection with this litigation is currently not estimable. The Company did not recognize any receivable or liability in connection with the litigation as of December 31, 2020.

(c)     Non-Cancellable Lease

The Company leased the Facility from a third party since its inception in 2015. The Company entered into a new lease agreement for the Facility in 2017 with a lease term of 10 years. The Company has an option to extend the lease term for a period of 10 years. Lease payments are annually escalated over the lease term and the Company recognizes lease expense on a straight-line basis. The Company recognized operating lease expense of $1,472,009 and $1,432,099 for the years ended December 31, 2020 and 2019, respectively, and recognized deferred rent of $533,210 and $464,163 as of December 31, 2020 and 2019, respectively.

Minimum lease payments of this non-cancellable operating lease as of December 31, 2020 were as follows:

2021	$1,219,403
2022	1,255,986
2023	1,293,665
2024	1,332,475
2025	1,372,449
2026 and Thereafter	2,620,946
$9,094,924

(d)    Cultivation Agreement

In May 2019, the Company entered into a cultivation agreement with Total Health & Wellness, Inc. (the “Licensor”). The Agreement has an initial term of five-years and will be automatically renewed for successive one-year terms in the absence of either party’s written notice.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

9. COMMITMENTS AND CONTINGENCIES (cont.)

Under the cultivation agreement, the Company is allowed to operate its facility in compliance with Arizona Medical Marijuana Act and certain other regulations. In return, the Company should pay monthly fees of $40,000 in the first year, which is escalated in each of the following year to reach $50,000 in the fifth year. The Company made prepayment of $200,000 in connection with such monthly fees. In addition, the Company should reimburse the Licensor’s designated compliance officer up to certain amount per month.

10. LIQUIDITY AND CAPITAL RESOURCES

At December 31, 2020, the Company had cumulative members’ deficit of $7,843,174. In 2020, the Company continued to meet its liquidity needs through financing from its members and other related parties, along with the cash generated from operating activities. If management is unsuccessful in its efforts to generate profit and/or to meet its liquidity needs through financing, the Company may not be able to continue as a going concern.

The ability of the Company to continue as a going concern and to meet its obligations will be dependent upon a return to profitable operations and continued generation of positive cash flows. The accompanying financial statements do not reflect any adjustment that might result from the outcome of this uncertainty.

The Company has evaluated subsequent events through April 5, 2021, the date that the financial statements were issued. The following event occurred subsequent to the balance sheet date.

Settlement and Mutual Release of Legal Fees

In March 2021, the Company entered into a settlement and mutual releases agreement with an external legal counsel that represented the Company in several litigation related matters several years ago to settle a total outstanding balance of $443,131 in accrued fees and interest by paying cash in the amount of $125,000. The payment was made in March 2021 and the Company recognized a settlement gain for the difference between the amount of recorded liability and the cash payment in fiscal year 2021.

Issuance of a Promissory Note

On January 5, 2021, the Company issued a promissory note to one of its past service providers in the amount of $37,000, which included both principal and interest, to settle existing accounts payable. The note matures in 10 month and may be prepaid at any time without penalty or premium.

Definitive Agreement to Sell the Company’s Business

On March 12, 2021, the Company entered into a definitive agreement with Greenrose Acquisition Corp (the “Acquirer”), a special purpose acquisition company, to sell, assign and transfer substantially all of its assets, liabilities and employees relating to its business (the “Business”) to the Acquirer for a total price of (i) $50.0 million, which consists of an initial cash payment of $21.8 million, a three year secured promissory note of $25.0 million and assumption of certain debt of $3.2 million and (ii) earnout payment of up to $35.0 million based on the Business’ attaining, within 36 months after the closing date, a certain price point per pound of cannabis flower as compared to total flower production, irrespective of the final form in which such flower is sold.

The closing of this agreement is subject to the satisfaction of certain closing conditions in the agreement.

Report of Independent Registered Public Accounting Firm

Management and Those Charged with Governance
Rexroad Marquis Corporation and Affiliates
Las Vegas, Nevada

Results of Review of Interim Financial Statements

We have reviewed the accompanying combined consolidated balance sheet of Rexroad Marquis Corporation and Affiliates (“Company”) as of March 31, 2021, and the related combined consolidated statements of operations, changes in shareholders’ deficit, and cash flows for the three-month periods ended March 31, 2021 and 2020, and the related notes (collectively referred to as the “interim financial statements”). Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), the combined consolidated balance sheet of Rexroad Marquis Corporation and Affiliates as of December 31, 2020 and 2019, and the related combined consolidated statements of operations, changes in shareholders’ deficit, and cash flows for the years then ended (not presented herein); and in our report dated March 13, 2021, we expressed an unqualified opinion on those combined consolidated financial statements. In our opinion, the information set forth in the accompanying combined consolidated balance sheet as of December 31, 2020 and 2019, is fairly stated, in all material respects, in relation to the combined consolidated balance sheet from which it has been derived.

Going Concern

Note 1 of the Company’s audited combined consolidated financial statements as of December 31, 2020 and 2019, and for the years then ended discloses that the Company had suffered recurring losses from operations and had a net capital deficiency. Our auditor’s report on those combined consolidated financial statements includes an explanatory paragraph referring to the matters in Note 1 of those combined consolidated financial statements and indicating that these matters raised substantial doubt about the Company’s ability to continue as a going concern. As indicated in Note 1 of the Company’s unaudited interim financial statements as of March 31, 2021, and for the three months period then ended March 31, 2021 and 2020, the Company was still suffering recurring losses from operations as of March 31, 2021. The accompanying interim financial statements does not include any adjustments that might result from the outcome of this uncertainty.

Basis for Review Results

These interim financial statements are the responsibility of the Company’s management. We conducted our reviews in accordance with the standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

/s/ Macias Gini & O’Connell LLP

San Diego, California
May 18, 2021

REXROAD MARQUIS CORPORATION AND AFFILIATES
Unaudited Combined Consolidated Balance Sheets
As of March 31, 2021, and December 31, 2020

	March 31, 2021	December 31, 2020
	(Unaudited)	(Audited)
ASSETS
Current Assets:
Cash and Cash Equivalents	$1,842,700	$1,118,531
Accounts Receivable	406,434	311,283
Due from Affiliates	104,247	56,247
Loans Receivable – Related Parties	104,121	104,121
Inventory	4,668,809	4,080,769
Prepaid Expenses and Other Current Assets	207,696	1,068,225
Total Current Assets	7,334,007	6,739,176
Property and Equipment, net of Accumulated Depreciation of $5,755,260 and $5,443,618 at March 31, 2021 and December 31, 2020, respectively	4,804,561	4,013,333
Intangible Assets, Net	42,139	48,389
Deferred Tax Assets	840,492	811,901
TOTAL ASSETS	$13,021,199	$11,612,799

LIABILITIES AND SHAREHOLDERS AND MEMBERS’ DEFICIT
LIABILITIES
Current Liabilities:
Accounts Payable	$3,760,298	$2,869,523
Income Tax Payable	6,128,224	5,636,613
Accrued Liabilities	1,050,349	1,235,635
Due to Affiliates	2,809,768	3,425,707
Deferred Rent	134,491	121,018
Current Portion of Equipment Lease	29,739	61,276
Current Portion of Notes Payable	3,037,392	3,487,145
Current Portion of Notes Payable – Related Parties	3,350,557	1,450,557
Total Current Liabilities	20,300,818	18,287,474

Derivative Liability	1,620,000	110,000
Notes Payable, Net of Current Portion	5,618,321	5,785,303
Convertible Debt, Net of Debt Discount	2,021,029	1,634,529
Deferred Tax Liabilities	822,491	807,307
TOTAL LIABILITIES	$30,382,659	$26,624,613

COMMITMENTS AND CONTINGENCIES SHAREHOLDERS AND MEMBERS’ (DEFICIT)
Common Stock, no par value, 10,000,000 shares authorized, 2,089,778 and 2,089,778 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively	206,226	206,226
Accumulated Deficit	(1,512,004)	(1,472,512)
Members’ Deficit	(16,055,682)	(13,745,528)
TOTAL SHAREHOLDERS AND MEMBERS’ DEFICIT	$(17,361,460)	$(15,011,814)
TOTAL LIABILITIES AND SHAREHOLDERS AND MEMBERS’ DEFICIT	$13,021,199	$11,612,799

The Accompanying Notes Are an Integral Part of These Unaudited Combined Consolidated Financial Statements.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Unaudited Combined Consolidated Statements of Operations
Three Months Ended March 31, 2021 and 2020

	Three Months Ended March 31,
	2021	2020
Revenues, Net of discounts	$8,017,185	$5,187,999

Cost of Goods Sold	(4,339,318)	(3,293,196)

Gross Profit	3,677,867	1,894,803
Expenses:
Selling, General and Administrative	3,475,439	2,454,896
Total Expenses	3,475,439	2,454,896

Income (Loss) From Operations	202,428	(560,093)

Other Income (Expense):
Interest Expense	(393,998)	(374,706)
Other Income (Expense), Net	(3,281)	24,421
Change in Fair Value of Derivatives	(1,380,000)	—
Total Other Income (Expense)	(1,777,279)	(350,285)

Loss Before Provision for Income Taxes	(1,574,851)	(910,378)
Provision for Income Taxes	(774,795)	(361,187)
Net Loss	$(2,349,646)	$(1,271,565)

The Accompanying Notes Are an Integral Part of These Unaudited Combined Consolidated Financial Statements.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Unaudited Combined Consolidated Statements of Changes in Shareholders and Members’ Deficit
Three Month Ended March 31, 2021 and 2020

	Share	Amount	Accumulated Deficit	Members’ Deficit	Total
Balance as at December 31, 2020	2,089,778	$206,226	$(1,472,512)	$(13,745,528)	$(15,011,814)
Net loss	—	—	(39,492)	(2,310,154)	(2,349,646)
Balance as at March 31, 2021	2,089,778	$206,226	$(1,512,004)	$(16,055,682)	$(17,361,460)
	Share	Amount	Accumulated Deficit	Members’ Deficit	Total
Balance as at December 31, 2019	2,089,778	$206,226	$(1,153,381)	$(11,964,003)	$(12,911,158)
Net loss	—	—	(112,640)	(1,158,925)	(1,271,565)
Balance as at March 31, 2020	2,089,778	$206,226	$(1,266,021)	$(13,122,928)	$(14,182,723)

The Accompanying Notes Are an Integral Part of These Unaudited Combined Consolidated Financial Statements.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Unaudited Combined Consolidated Statements of Cash Flows
Three Months Ended March 31, 2021 and 2020

	For The Three Months Ended
	March 31, 2021	March 31, 2020
CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(2,349,646)	$(1,271,565)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	311,646	256,842
Amortization	6,250	6,250
Loss on disposal of property, plant and equipment	—	392
Amortization of debt discount	(113,500)	10,000
Change in fair value conversion feature	1,510,000	—
Changes in operating assets and liabilities:
Accounts receivable	(95,151)	(89,955)
Inventory	(588,040)	587,497
Prepaid expenses and other assets	487,840	(396,033)
Accounts payable	1,263,464	347,947
Due to affiliates	1,236,061	604,768
Income taxes payable	491,611	222,373
Deferred rent	13,473	4,930
Deferred income taxes	(13,407)	(13,914)
Accrued liabilities	(185,286)	(538,729)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	1,975,315	(269,197)

CASH FLOW FROM INVESTING ACTIVITIES
Purchases of property and equipment	(1,102,874)	(764,024)
NET CASH USED IN INVESTING ACTIVITIES	(1,102,874)	(764,024)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from issuance of notes payable-related party	—	480,000
Proceeds from issuance of notes payable	250,000	1,150,000
Principal repayment of notes payable	(866,735)	(447,200)
Principal repayment of equipment lease	(31,537)	—
Proceeds from issuance of convertible debt	500,000	—
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(148,272)	1,182,800

NET INCREASE IN CASH AND CASH EQUIVALENTS	724,169	149,579
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,118,531	867,260
CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,842,700	$1,016,839

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$321,978	$385,723
Income taxes paid	$312,334	$167,975

NON-CASH TRANSCATIONS
1. Due to affiliate formalized into note payable	$1,900,000

The Accompanying Notes Are an Integral Part of These Unaudited Combined Consolidated Financial Statements.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

1. NATURE OF OPERATIONS

References in this document to “the Company” or “Shango”, are intended to mean Rexroad Marquis Corporation doing business as (“dba”) Shango, collectively with its affiliates on a combined consolidated basis.

The unaudited combined consolidated financial statements include the financial statements of:

•        Rexroad Marquis Corporation incorporated in the state of Nevada on May 9, 2014.

•        Bon Vivant LLC (“BV”) formed in the state of Oregon on October 27, 2014; Purpose — To engage in owning and operating marijuana dispensaries and derive economic benefits therefrom.

•        Green Gear Solutions LLC (“GG”) formed in the state of Oregon on October 27, 2014; Purpose — To engage in owning and operating horticultural facilities and derive economic benefits therefrom.

•        NevadaPure LLC (“NV”) formed in the state of Nevada on March 28, 2014 as “MedMen of Nevada LLC”. The name of the LLC was changed to NevadaPure, LLC on May 8, 2015; Purpose — To engage in owning and operating marijuana dispensaries, marijuana cultivation facilities and marijuana infused product facilities; and derive economic benefits therefrom.

•        Oregon Compassion Solutions LLC (“OCS”) formed in the state of Oregon on October 14, 2014; Purpose — To engage in owning and operating horticultural facilities and derive economic benefits therefrom.

•        RMC Management Services LLC (“RMC Mgmt.”) formed in the state of Nevada on June 8, 2016; Purpose — To engage in owning and operating a management service entity and to derive economic benefits therefrom.

•        RMC Oregon LLC (“RMCOR”) formed in the state of Oregon on October 2, 2014; Purpose — To engage in owning and operating a branding service entity and to derive economic benefits therefrom.

•        SMI Holdings LLC (“SMI”) formed in the state of Michigan on January 11, 2018; Purpose — To engage in owning and operating marijuana dispensaries and horticultural facilities and derive economic benefits therefrom through its wholly owned subsidiaries SPMI LLC (“SPMI”) and SBCMI (“SBCMI”) LLC.

•        SMV Group Inc (“SMV”) formed in the state of California on April 17, 2018; Purpose — To engage in owning and operating marijuana dispensaries and derive economic benefits therefrom.

•        SSCA Enterprises LLC (“SSCA”) formed in the state of California on March 28, 2018; Purpose — To engage in owning and operating marijuana distribution facilities and derive economic benefits therefrom.

The Company is a vertically integrated cannabis operator that focuses on limited-licensed markets in the United States. As a vertically integrated provider it owns cultivation, processing, and retail licenses across four State markets (Oregon, Nevada, California and Michigan). The Company is fully licensed in its State markets and has acquired its various State licenses through competitive application processes and / or via purchase.

The Company’s head office is located at 3900 Hualapai Way, Suite 128, Las Vegas NV 89147.

The affiliate entities’ management, operations, structure, and other matters are governed through multiple Operating Agreements entered between the Members and Managers with the exception of SMV Group, Inc. The Company’s principal activities are the growing, processing and distribution of cannabis as regulated under the laws applicable in the State markets.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

1. NATURE OF OPERATIONS (cont.)

Going Concern

These unaudited combined consolidated financial statements have been prepared on a going concern basis in accordance with Accounting Standards Update No. 2014-15 (ASU 2014-15), “Presentation of Financial Statements —
Going Concern” (Subtopic 205-40). This going concern basis of presentation assumes that the Company will continue in operations for the foreseeable future and be able to realize its assets and discharge its liabilities and commitments in the normal course of business. As of March 31, 2021, the Company has a working capital deficit of $12,966,811 million and an accumulated deficit of $17,361,460. Historically, the Company has used debt and equity financing from both related and unrelated sources to supplement its operations. The Company anticipates requiring additional debt and/or equity financings in order to fully develop its business.

Although the Company has been successful in raising funds to date, there can be no assurance that adequate or sufficient funding will be available in the future or available under terms acceptable to the Company, or that the Company will be able to generate sufficient returns from operations.

The ability of the Company to continue as a going concern and to realize the carrying value of its assets and discharge its liabilities and commitments when due is dependent on the Company generating revenue and debt and/or equity financing sufficient to fund its cash flow needs.

These circumstances indicate the existence of material uncertainty that casts significant doubt on the ability of the Company to meet its business plan and its obligations as they come due, and accordingly the appropriateness of the use of accounting principles applicable to a going concern.

These unaudited combined consolidated financial statements do not reflect adjustments that would be necessary if the going concern assumption were not appropriate. If the going concern basis were not appropriate for these unaudited combined consolidated financial statements, then adjustments would be necessary in the carry value of the assets and liabilities, the reported revenue and expenses and the classifications used in the statement of financial position. Such differences in amounts could be material.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)    Basis of Preparation and Statement of Compliance

These unaudited combined consolidated financial have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. The accompanying financial statements should be read in conjunction with the combined consolidated financial statements for the year ended December 31, 2020. The accompanying combined consolidated financial statements do not include all the information and notes required by U.S GAAP for complete financial statements. The accompanying combined consolidated financial statements reflect all adjustments, consisting of normal recurring adjustments, that are, in the opinion of management, necessary to a fair statement of the result for the interim periods presented. Results for the three months ended March 31, 2021 are not necessarily an indication of the results that may be expected for the full year ending December 31, 2021.

(b)    Basis of Measurement

These unaudited combined consolidated financial statements have been prepared on the going concern basis, under the historical cost convention, except for certain financial instruments that are measured at fair value as described herein.

(c)     Basis of Combination and Consolidation

These unaudited combined consolidated financial statements include the accounts of the Company and its affiliates which are under common control of the management and/or shareholders.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

Control exists when the Company has power over an affiliate, when the Company is exposed, or has rights, to variable returns from the affiliate, and when the Company has the ability to affect those returns through its power over the affiliate. The financial statements of entities controlled by the Company by virtue of agreements are fully consolidated from the date that control commences and deconsolidated from the date control ceases.

The financial statements of the affiliates are prepared for the same reporting period as the Company, using consistent accounting policies.

The following are the affiliates over which the Company has control, that are included in these unaudited combined consolidated financial statements for the three months ended March 31, 2021 and 2020 and year ended December 31, 2020:

Affiliate	Jurisdiction	Purpose
Bon Vivant LLC	Oregon	License holder
Green Gear Solutions LLC	Oregon	License holder
NevadaPure LLC	Nevada	License holder
Oregon Compassion Solutions LLC	Oregon	License holder
RMC Management Services LLC	Nevada	Management company
RMC Oregon LLC	Oregon	Licensing company
SMI Holdings LLC	Michigan	Holding company
SPMI LLC	Michigan	License holder
SBCMI LLC	Michigan	License holder
SMV Group LLC	California	License holder
SSCA Enterprises LLC	California	License holder

(e)     Cash and Cash Equivalents

Cash and cash equivalents include cash deposits in financial institutions, other deposits that are readily convertible into cash, with original maturities of three months or less, and cash held at retail locations.

(f)     Accounts Receivable

Accounts receivable are recorded net of an allowance for doubtful accounts. The Company estimates the allowance for doubtful accounts based on existing contractual payment terms, actual payment patterns of its customers and individual customer circumstances. For the three months ended March 31, 2021 and 2020, the Company determined that an allowance for doubtful accounts was not required. The Company wrote off approximately $85 and $17 during the three months ended March 31, 2021 and 2020.

(g)    Inventories

Inventories of purchased finished goods and packing materials are initially valued at cost and subsequently at the lower of cost and net realizable value.

Costs incurred during the growing and production process are capitalized as incurred to the extent that cost is less than net realizable value. These costs include materials, labor and manufacturing overhead used in the growing and production processes.

Net realizable value is determined as the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale. Cost is determined using the weighted average cost basis. Products for resale and supplies and consumables are valued at lower of cost and net realizable value. The Company reviews inventory for obsolete, redundant and slow-moving goods and any such inventories are written down to net realizable value.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

(h)    Property and Equipment

Property and equipment are stated at cost, including capitalized borrowing costs, net of accumulated depreciation and impairment losses, if any. Expenditures that materially increase the life of the assets are capitalized. Ordinary repairs and maintenance are expensed as incurred. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset using the following terms and methods:

Leasehold Improvements	The shorter of the useful life or the life of the lease
Furniture and Fixtures	5 – 7 Years
Office Equipment	3 – 5 Years
Machinery and Equipment	5 – 7 Years
Vehicles	5 Years

The assets’ residual values, useful lives and methods of depreciation are reviewed at each financial year-end and adjusted prospectively if appropriate. An item of equipment is derecognized upon disposal or when no future economic benefits are expected from its use. Any gain or loss arising on de-recognition of the asset (calculated as the difference between the net disposal proceeds and the carrying value of the asset) is included in operations in the year the asset is derecognized.

The Company evaluates the recoverability of other long-lived assets, including property, plant and equipment, and certain identifiable intangible assets, whenever events or changes in circumstances indicate that the carrying value of an asset or asset group may not be recoverable. The Company performs impairment tests of indefinite-lived intangible assets on an annual basis or more frequently in certain circumstances. Factors which could trigger an impairment review include significant underperformance relative to historical or projected future operating results, significant changes in the manner of use of the assets or the strategy for the overall business, a significant decrease in the market value of the assets or significant negative industry or economic trends.

When the Company determines that the carrying value of long-lived assets may not be recoverable based upon the existence of one or more of the indicators, the assets are assessed for impairment based on the estimated future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. If the carrying value of an asset exceeds its estimated future undiscounted cash flows, an impairment loss is recorded for the excess of the asset’s carrying value over its fair value. There were no impairment charge or disposals related to intangible assets or property, plant and equipment for the three months ended March 31, 2021 and 2020, respectively.

Repairs and maintenance that do not improve efficiency or extend economic life are charged to expense as incurred. Total repairs and maintenance for the three months ended March 31, 2021 and 2020 was approximately $89,962 and $46,342 of which $65,579 and $29,516 was charged to cost of goods sold, respectively.

(i)     Intangible Assets

Intangible assets acquired individually or with a group of other assets from others (other than in a business combination) are recognized at cost, including transaction costs, and allocated to the individual assets acquired based on relative fair values and no goodwill is recognized. Cost is measured based on cash consideration paid. If consideration given is in the form of non-cash assets, liabilities incurred, or equity interests issued, measurement of cost is based on either the fair value of the consideration given or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and more reliably measurable. Costs of internally developing, maintaining or restoring intangible assets that are not specifically identifiable, have indeterminate lives or are inherent in a continuing business are expensed as incurred.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

Intangible assets purchased from others for use in research and development activities and that have alternative future uses (in research and development projects or otherwise) are capitalized in accordance with ASC Topic 350, Intangibles — Goodwill and Other. Those that have no alternative future uses (in research and development projects or otherwise) and therefore no separate economic value are considered research and development costs and are expensed as incurred. Amortization of intangibles used in research and development activities is a research and development cost.

Intangibles with a finite useful life are amortized and those with an indefinite useful life are not amortized. The useful life is the best estimate of the period over which the asset is expected to contribute directly or indirectly to the future cash flows of the Company. The useful life is based on the duration of the expected use of the asset by the Company and the legal, regulatory or contractual provisions that constrain the useful life and future cash flows of the asset, including regulatory acceptance and approval, obsolescence, demand, competition and other economic factors. If an income approach is used to measure the fair value of an intangible asset, the Company considers the period of expected cash flows used to measure the fair value of the intangible asset, adjusted as appropriate for Company-specific factors discussed above, to determine the useful life for amortization purposes. If no regulatory, contractual, competitive, economic or other factors limit the useful life of the intangible to the Company, the useful life is considered indefinite.

Intangibles with a finite useful life are amortized on the straight-line method unless the pattern in which the economic benefits of the intangible asset are consumed or used up are reliably determinable. The Company evaluates the remaining useful life of intangible assets each reporting period to determine whether any revision to the remaining useful life is required. If the remaining useful life is changed, the remaining carrying amount of the intangible asset will be amortized prospectively over the revised remaining useful life.

Intangibles with an indefinite useful life are not amortized until its useful life is determined to be no longer indefinite. If the useful life is determined to be finite, the intangible is tested for impairment and the carrying amount is amortized over the remaining useful life in accordance with intangibles subject to amortization. Indefinite-lived intangibles are tested for impairment annually and more frequently if events or circumstances indicate that it is more-likely-than-not that the asset is impaired.

(j)     Income Taxes

Deferred taxes are provided using an asset and liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Deferred tax assets and liabilities are measured using the enacted taxes rates. The effect on deferred tax assets and liabilities of a change in tax law or tax rates is recognized in income in the period that enactment occurs.

As discussed further in Note 12, the Company is subject to the limitations of IRC Section 280E.

(k)    Revenue Recognition

Revenue is recognized by the Company in accordance with ASU 2014-09, Revenue from Contracts with Customers (Topic 606). Through application of the standard, the Company recognizes revenue to depict the transfer of promised goods or services to the customer in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

In order to recognize revenue under ASU 2014-09, the Company applies the following five (5) steps:

•        Identify a customer along with a corresponding contract;

•        Identify the performance obligation(s) in the contract to transfer goods or provide distinct services to a customer;

•        Determine the transaction price the Company expects to be entitled to in exchange for transferring promised goods or services to a customer;

•        Allocate the transaction price to the performance obligation(s) in the contract;

•        Recognize revenue when or as the Company satisfies the performance obligation(s).

Revenues consist of consumer-packaged goods, retail sales of cannabis and cultivation of cannabis, which are generally recognized at a point in time when control over the goods have been transferred to the customer and is recorded net of sales discounts. Payment is typically due upon transferring the goods to the customer or within a specified time period permitted under the Company’s credit policy. Sales discounts were not material during the years ended December 31, 2020 and 2019.

Revenue is recognized upon the satisfaction of the performance obligation. The Company satisfies its performance obligation and transfers control upon delivery and acceptance by the customer.

For some of its locations, the Company offers a loyalty reward program to its dispensary customers. A portion of the revenue generated in a sale must be allocated to the loyalty points earned. Loyalty rewards are redeemable for merchandise. The Company records the loyalty rewards earn by customers as a reduction in revenue and records the cost of merchandise as cost of gold sold. The amount allocated to the points earned is deferred until the loyalty points are redeemed. Liabilities associated with the loyalty reward program were $327,706 and $193,430 as of March 31, 2021 and December 31, 2020, respectively which are included in the combine consolidated balance sheet under accrued liabilities.

The Company, along with RMC Management, LLC and RMC Oregon, LLC, are in the business of providing licensing services to other Shango entities as well as a minimal number of non-related entities.

NevadaPure, LLC has agreements to generate revenue from Mary’s Medicinals, Chong’s Choice and NeuroXP brands.

Based on the Company’s assessment, the adoption of this new standard had no impact on the amounts recognized in its combined consolidated financial statements.

(l)     Fair Value of Financial Instruments (See also Note 15)

The Company applies fair value accounting for all financial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities that are required to be recorded at fair value, the Company considers all related factors of the asset by market participants in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions, and credit risk.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Company applies the following fair value hierarchy, which prioritizes the inputs used to measure fair value into three levels, and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

Level 2 — Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

Level 3 — Inputs for the asset or liability that are not based on observable market data.

(m)   Commitments and Contingencies

The Company is subject to lawsuits, investigations and other claims related to employment, commercial and other matters that arise out of operations in the normal course of business. Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other liabilities.

Contingent liabilities are measured at management’s best estimate of the expenditure required to settle the obligation at the end of the reporting period and are discounted to present value where the effect is material. The Company performs evaluations to identify onerous contracts and, where applicable, records contingent liabilities for such contracts.

Contingent consideration is measured upon acquisition and is estimated using probability weighting of potential payouts. Subsequent changes in the estimated contingent consideration from the final purchase price allocation are recognized in the Company’s combined consolidated statement of operations.

(n)    Share Capital

Common shares are classified as equity. Incremental costs directly attributable to the issuance of shares are recognized as a deduction from equity. The proceeds from the exercise of stock options or warrants together with amounts previously recorded in reserves over the vesting periods are recorded as share capital. Income tax relating to transaction costs of an equity transaction is accounted for in accordance with Accounting Standards Codification (ASC) 740, Income Taxes.

(o)    Impairment of Other Long-Lived Assets

The Company evaluates the recoverability of other long-lived assets, including property, plant and equipment, and certain identifiable intangible assets, whenever events or changes in circumstances indicate that the carrying value of an asset or asset group may not be recoverable. The Company performs impairment tests of indefinite-lived intangible assets on an annual basis or more frequently in certain circumstances. Factors which could trigger an impairment review include significant underperformance relative to historical or projected future operating results, significant changes in the manner of use of the assets or the strategy for the overall business, a significant decrease in the market value of the assets or significant negative industry or economic trends.

When the Company determines that the carrying value of long-lived assets may not be recoverable based upon the existence of one or more of the indicators, the assets are assessed for impairment based on the estimated future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. If the carrying value of an asset exceeds its estimated future undiscounted cash flows, an impairment loss is recorded for the excess of the asset’s carrying value over its fair value. There was no impairment charge related to intangible assets or property, plant and equipment for the three months ended March 31, 2021 and 2020.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

(p)    Significant Accounting Judgments, Estimates and Assumptions

The preparation of the Company’s combined consolidated financial statements requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, and revenue and expenses. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

Significant judgments, estimates and assumptions that have the most significant effect on the amounts recognized in the combined consolidated financial statements are described below.

(i)     Inventories

The net realizable value of inventories represents the estimated selling price for inventories in the ordinary course of business, less all estimated costs of completion and costs necessary to make the sale. The determination of net realizable value requires significant judgment, including consideration of factors such as shrinkage, the aging of and future demand for inventory, expected future selling price the Company expects to realize by selling the inventory, and the contractual arrangements with customers. Reserves for excess and obsolete inventory are based upon quantities on hand, projected volumes from demand forecasts and net realizable value. The estimates are judgmental in nature and are made at a point in time, using available information, expected business plans, and expected market conditions. As a result, the actual amount received on sale could differ from the estimated value of inventory. Periodic reviews are performed on the inventory balance. The impact of changes in inventory reserves is reflected in cost of goods sold.

(ii)    Combination

Judgment is applied in assessing whether the Company exercises control and has significant influence over entities in which management and/or shareholders directly or indirectly own an interest. The Company has control when it has the power over the subsidiary, has exposure or rights to variable returns, and has the ability to use its power to affect the returns. Significant influence is defined as the power to participate in the financial and operating decisions of the subsidiaries. Where the Company is determined to have control, these entities are combined consolidated. Additionally, judgment is applied in determining the effective date on which control was obtained.

(iii)   Allowance for Uncollectible Accounts

Management determines the allowance for uncollectible accounts by evaluating individual receivable balances and considering accounts and other receivable financial condition and current economic conditions. Accounts receivable and financial assets recorded in other receivables are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded as income when received. All receivables are expected to be collected within one year of the balance sheet date.

(iv)    Fair Value of Financial Instruments

The individual fair values attributed to the different components of a financing transaction, including derivative financial instruments, are determined using valuation techniques. The Company uses judgment to select the methods used to make certain assumptions and in performing the fair value calculations in order to determine (a) the values attributed to each component of a transaction at the time of their issuance; (b) the fair value measurements for certain instruments that require subsequent measurement at fair value on a recurring basis; and (c) for disclosing the fair value of

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

financial instruments. These valuation estimates could be significantly different because of the use of judgment and the inherent uncertainty in estimating the fair value of these instruments that are not quoted in an active market.

(v)     Debt with Equity-Linked Features

The Company may issue debt that has embedded conversion features. When applicable, the Company must first assess whether the conversion feature meets the requirements to be treated as a derivative. If the conversion feature within convertible debt meets this requirement, the fair value of the convertible debt derivative is estimated using a Black Scholes Model, using the value on the date of issuance, the risk-free interest rate associated with the life of the debt, and the estimated volatility of the Company’s member units. If the conversion feature is not treated as a derivative, it may be a beneficial conversion feature (“BCF”). A BCF exists if the conversion price of the convertible debt instrument is less than the member units on the commitment date. This typically occurs when the conversion price is less than the fair value of the units on the date the instrument was issued. The value of a BCF is equal to the intrinsic value of the feature, the difference between the conversion price and the Members’ equity into which it is convertible.

In accordance with ASC 470 (Debt) and ASC 505 (Equity), the Company performed such analysis for its convertible notes and determined that such notes are contingently convertible and, accordingly the embedded conversion feature shall not be recognized until the contingencies are resolved (see Note 8).

(vi)    Derivative Liabilities

The Company evaluates convertible debt features or other contracts to determine if those contracts or embedded components qualify as derivatives to be separately accounted for under the relevant sections of ASC Topic 815-40, Derivative Instruments and Hedging: Contracts in Entity’s Own Equity. This accounting treatment could result in the classification of the fair value of a financial instrument as a derivative instrument and is marked-to-market at each combined balance sheet date and recorded as a liability. In this event, the change in fair value is recorded in the combined statement of operations as other income or other expense. Upon conversion or exercise of a derivative instrument, the instrument is marked to fair value at the conversion date and then that fair value is reclassified to equity. Financial instruments that are initially classified as equity that become subject to reclassification under ASC Topic 815-40 are reclassified to a liability account at the fair value of the instrument on the reclassification date. The Company determined that the embedded conversion feature of the convertible debts meets the definition of a derivative but as the conversion features are contingent (see above), such derivatives are not recognized until such contingencies are resolved.

(q)    New and Revised Standards

(i)     In February 2016, the FASB issued Accounting Standards Update No. 2016-02 “Leases (Topic 842)” (“ASU 2016-02”), which requires lessees to record most leases on the balance sheet but recognize expense on the income statement in a manner similar to current accounting. For lessors, ASU 2016-02 also modifies the classification criteria and the accounting for sales-type and direct financing leases. The standard was delayed to after December 15, 2021.

(ii)    In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740) — Simplifying the Accounting for Income Taxes, which is intended to simplify various aspects related to accounting for income taxes. ASU 2019-12 removes certain exceptions to the general principles in Topic 740 and also clarifies and amends existing guidance to improve consistent application. ASU 2019-12 is effective for the Company beginning after December 15, 2021. The Company is currently evaluating the effect of adopting this ASU on the Company’s financial statements.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

(iii)   In January 2020, the FASB issued ASU 2020-01, Investments — Equity Securities (Topic 321), Investments - Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) (“ASU 2020-01”), which is intended to clarify the interaction of the accounting for equity securities under Topic 321 and investments accounted for under the equity method of accounting in Topic 323 and the accounting for certain forward contracts and purchased options accounted for under Topic 815. ASU 2020-01 is effective for the Company beginning after December 15, 2021. The Company is currently evaluating the effect of adopting this ASU on the Company’s financial statements.

(iv)    On August 5, 2020, the FASB issued ASU No. 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity, to improve financial reporting associated with accounting for convertible instruments and contracts in an entity’s own equity. The amendments in this Update are effective for public business entities for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. We do not expect the adoption of this guidance will have a material impact on the Company’s unaudited interim condensed consolidated financial statements.

(v)     Coronavirus Pandemic

In March 2020, the World Health Organization categorized coronavirus disease 2019 (“COVID-19” together with its variants) as a pandemic. COVID-19 continues to spread throughout the U.S. and other countries across the world, and the duration and severity of its effects are currently unknown. The Company continues to implement and evaluate actions to strengthen its financial position and support the continuity of its business and operations.

The Company’s unaudited interim condensed consolidated financial statements presented herein reflect estimates and assumptions made by management that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited interim condensed consolidated financial statements and reported amounts of revenue and expenses during the periods presented. Such estimates and assumptions affect, among other things, the Company’s goodwill; long-lived assets and intangible assets; operating lease right of use assets and operating lease liabilities; assessment of the annual effective tax rate; valuation of deferred income taxes; the allowance for doubtful accounts; assessment of the Company’s lease and non-lease contract expenses; and measurement of compensation cost for bonus and other compensation plans. While the Company’s revenue, gross profit and operating income were not impacted during the first three months of 2021, the uncertain nature of the spread.

3. INVENTORIES

The Company’s inventories include the following on March 31, 2021 and December 31, 2020:

	March 31, 2021	December 31, 2020
Work in Process	$2,348,610	$2,321,070
Finished Goods	2,320,199	1,759,699
Total Inventories	$4,668,809	$4,080,769

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

4. PROPERTY AND EQUIPMENT

The Company’s property and equipment consisted of the following on March 31, 2021 and December 31, 2020:

	March 31, 2021	December 31, 2020
Leasehold Improvements	$6,944,797	$5,004,428
Furniture & Fixtures	1,260,742	1,042,365
Office Equipment	311,538	289,242
Machinery & Equipment	1,232,935	1,211,852
Vehicles	6,192	6,192
Assets Under Construction	803,621	1,902,872
Total Property and Equipment, Gross	10,559,825	9,456,951
Less accumulated depreciation	5,755,264	5,443,618
Property and Equipment, Net	$4,804,561	$4,013,333

Assets under construction represent construction in progress related to both cultivation and dispensary facilities not yet completed or otherwise not ready for use. Construction in Progress (“CIP”) consists of initial costs associated with construction of manufacturing facilities, including material, equipment, and interest expenses if applicable.

Depreciation expense for the three months ended March 31, 2021 and 2020 totaled $311,646 and $256,842, respectively of which $147,546 and $186,207, respectively, is included in cost of goods sold.

5. INTANGIBLE ASSETS

Intangible assets are recorded at cost less accumulated amortization and impairment losses, if any. Amortization of definite life intangibles is provided on a straight-line basis over their estimated useful lives. The estimated useful lives, residual values, and amortization methods are reviewed at each year end, and any changes in estimates are accounted for prospectively.

As of March 31, 2021, and December 31, 2020, intangible assets consisted of the following:

Tradename
Cost
As of December 31, 2020	$75,000
Additions	—
As of March 31, 2021	$75,000

Accumulated Amortization
As of December 31, 2020	$26,611
Amortization	6,250
As of March 31, 2021	$32,861

Net book value
As of December 31, 2020	$48,389
As of March 31, 2021	$42,139

6. EQUIPMENT LEASE

On October 5, 2018, the Company entered into a capital lease agreement for equipment. The lease agreement has an original amount of $227,789 and a twenty-four-month term. The lease was paused for nine months from November 2019 through July 2020 due to state regulatory matters related to the use of this specific equipment. Monthly payments of $10,500 including interest at 10% per annum and sales tax. The underlying asset has a cost of $237,489 with a net book value as of March 31, 2021 and December 31, 2020 of $152,246 and $160,631, respectively.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

6. EQUIPMENT LEASE (cont.)

Maturities of the equipment lease as of March 31, 2021 were as follows:

Year Ending December 31,	Third Party
2021	$30,257
Total Lease Payments	30,257
Less: Interest	(518)
Total	$29,739

For the three months ended March 31, 2021 and 2020, the Company recorded interest expense of $1,281 and $-0-, respectively.

7. REAL ESTATE LEASES

Effective 2016, the Company leases its offices, cultivation and dispensary facilities under various lease agreement, certain of which were subject to an incremental premium by periods. Deferred rent as of March 31, 2021 and December 31, 2020 is $134,491 and $121,018, respectively. The leases expire through 2029 and contain certain renewal provisions. Future minimum lease payments under non-cancelable operating leases having an initial or remaining term of more than one year are as follows:

Maturities of lease liabilities for operating leases as of March 31, 2021 were as follows:

	Minimum Lease Payment
Year Ending December 31,	Third Party	Related Party	Total
2021	$772,348	$388,688	$1,161,036
2022	1,019,916	518,250	1,538,166
2023	799,295	518,250	1,317,545
2024	453,133	309,313	762,446
2025	295,530	—	295,530
2026 and Thereafter	1,236,375	—	1,236,375
Total	$4,576,597	$1,734,501	$6,311,098

For the three months ended March 31, 2021 and 2020, the Company recorded $398,942 and $463,570, respectively, in operating lease expense of which $172,909 and $166,111, respectively, is included in cost of goods sold.

Related Party Operating Leases

During 2019, the Company entered into a lease agreement with Rychus Clothing, LLC, and a minority owner of the Company. The lease agreement is for a retail location in Hazel Park, Michigan and calls for monthly rent of $10,688 for five years. For the three months ended March 31, 2021 and 2020, the Company recorded $53,099 and $39,825, respectively, in operating lease expense related to this lease agreement.

During 2019, the Company entered into a lease agreement with Shango Park Bay City, LLC, an entity owned by a minority owner the Company. The lease agreement is for a cultivation location in Bay City, Michigan and calls for monthly rent of $25,000 for five years. For the three months ended March 31, 2021 and 2020, the Company recorded $75,000 and $75,000, respectively, in operating lease expense related to this lease agreement.

During 2019, the Company entered into a lease agreement with A and Z Plaza, LLC, an entity owned by a minority owner of the Company. The lease agreement is for a retail location in Bay City, Michigan and calls for monthly rent of $3,500 for five years. For the three months ended March 31, 2021 and 2020, the Company recorded $13,862 and $16,114, respectively, in operating lease expense related to this lease agreement.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

7. REAL ESTATE LEASES (cont.)

During 2019, the Company entered into a lease agreement with Rychus Clothing, LLC, and a minority owner of the Company. The lease agreement is for a processing location in Hazel Park, Michigan and calls for monthly rent of $4,000 for five years. For the three months ended March 31, 2021 and 2020, the Company recorded $14,616 and $14,616, respectively, in operating lease expense related to this lease agreement.

8. CONVERTIBLE DEBT

As of March 31, 2021, and December 31, 2020, convertible debt consisted of the following:

	March 31, 2021	December 31, 2020
Convertible notes payable, annual interest rate of 5%, due May 2022 and convertible by the issuer into common stock at a deemed price equal to 80% of the deemed value of the common stock in one of the following (i) the filing of the final prospectus in relation to an initial public offering of the Common Shares (including in Canada), (ii) the filing of a final decision document in relation to a reverse take-over whereby a publicly listed company acquires, directly or indirectly, all the issued and outstanding Common Shares, or (iii) a change of control of the Company.	$335,000	$335,000
Convertible notes payable, annual interest rate of 2.42%, convertible into common stock at a rate of $9,339.97 per share and due July 2023.	622,042	622,042
Convertible notes payable, annual interest rate of 2.42%, convertible into common stock at a rate of $1,097 per share and due July 2023.	730,821	730,821

Convertible notes payable, annual interest rate of 5%, due January 2026 and convertible by the issuer into common stock at a deemed price equal to: (A) with respect to an Acquisition Closing, the product obtained by multiplying (i) 0.8 by (ii) the per Share value of the consideration (less all deductions and adjustments) payable at the Acquisition Closing for each outstanding Share (excluding any Shares issuable upon conversion of this Convertible Note and other convertible securities) determined in accordance with the definitive written agreement with respect to the Acquisition Closing; and, (B) with respect to a Company Reorg, the product obtained by multiplying (i) 0.8 by (ii) the fair market value of one Share as of the closing of the Company Reorg as determined by the Company in good faith.

	500,000	—
Unamortized debt discount	(166,834)	(53,334)
	2,021,029	1,634,529
Less current portion	—	—
Convertible debt, net of current portion and debt discount	$2,021,029	$1,634,529

On January 22, 2021, the Company issued a $500,000 Convertible Note to an accredited investor, convertible into shares of the Company’s Common Stock at a deemed price equal to: (A) with respect to an Acquisition Closing, the product obtained by multiplying (i) 0.8 by (ii) the per Share value of the consideration (less all deductions and adjustments) payable at the Acquisition Closing for each outstanding Share (excluding any Shares issuable upon conversion of this Convertible Note and other convertible securities) determined in accordance with the definitive written agreement with respect to the Acquisition Closing; and, (B) with respect to a Company Reorg, the product obtained by multiplying (i) 0.8 by (ii) the fair market value of one Share as of the closing of the Company Reorg as determined by the Company in good faith. The Convertible Note accrues interest at a rate of 5% per annum and matures on January 22, 2026. Upon issuance of the above notes, the Company valued the convertible features and recorded an initial debt discount in the amount of $130,000 along with the corresponding derivative liability (see also note 9).

During the year ended December 31, 2019, the Company issued $335,000 in Convertible Notes to accredited investors, convertible into shares of the Company’s Common Stock at a deemed price equal to 80% of the deemed value of the common stock in one of the following (i) the filing of the final prospectus in relation to an initial public offering of the Common Shares (including in Canada), (ii) the filing of a final decision document in relation to a

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

8. CONVERTIBLE DEBT (cont.)

reverse take-over whereby a publicly listed company acquires, directly or indirectly, all the issued and outstanding Common Shares, or (iii) a change of control of the Company. Upon issuance of the above notes, the Company valued the convertible features and recorded an initial debt discount in the amount of $120,000 along with the corresponding derivative liability (see also note 9).

During the year ended December 31, 2018, the Company issued $622,042 in Convertible Notes to accredited investors, convertible into common stock at a rate of $9,340 per share and due July 2023. Upon issuance of the above notes, the Company determined the value of the convertible features was nil (see also note 9).

During the year ended December 31, 2018, the Company issued $730,821 in Convertible Notes to accredited investors, convertible into common stock at a rate of $1,097 per share and due July 2023. Upon issuance of the above notes, the Company determined the value of the convertible features was nil (see also note 9).

For the three months ended March 31, 2021 and 2020, $16,500 and $10,000 was expensed in the statement of operation as amortization of debt discount and shown as interest expenses, respectively.

Accrued and unpaid interest for convertible notes payable as of March 31, 2021 and December 31, 2020 was $111,765 and $97,250, respectively.

For the three months ended March 31, 2021 and 2020, $14,515 and $12,396 was charged as interest on debt and shown as interest expense, respectively.

9. DERIVIATIVE LIABLITY

As of March 31, 2021, and December 31, 2020, derivative liability consisted of the following:

In April 2019, the Company issued $335,000 in Convertible Notes to accredited investors, convertible into shares of the Company’s Common Stock at a deemed price equal to 80% of the deemed value of the common stock in one of the following (i) the filing of the final prospectus in relation to an initial public offering of the Common Shares (including in Canada), (ii) the filing of a final decision document in relation to a reverse take-over whereby a publicly listed company acquires, directly or indirectly, all the issued and outstanding Common Shares, or (iii) a change of control of the Company. The Convertible Notes accrue interest at a rate of 5% per annum and mature on May 1, 2022. As of March 31, 2021, and December 31, 2020, $335,000 and $335,000 was outstanding under these Convertible Notes, respectively.

Due to the variable conversion price associated with this convertible promissory note, the Company has determined that the conversion feature is considered a derivative liability. The accounting treatment of derivative financial instruments requires that the Company record the fair value of the derivatives as of the inception date of the Convertible Note and to adjust the fair value as of each subsequent balance sheet date.

The initial fair value of the embedded debt derivative of $120,000 was allocated as a debt discount $120,000 was determined using intrinsic value. The fair value of the described embedded derivative was determined using the Monte Carlo Simulation with the following assumptions:

	April 2019	December 2020	March 2021
(1) time to conversion	1.94 years	1.00 years	0.75 years
(2) straight debt yield	19.00%	16.50%	10.00%
(3) volatility	90.00%	75.00%	80.00%
(4) risk-free interest rate	2.33%	0.10%	0.07%
(5) number of simulations	100	100	100,000

The subsequent fair value of the embedded debt derivative on December 31, 2020 was $110,000. Accordingly, the Company recorded $10,000 as a loss on the fair value of derivative during the year ended December 31, 2020.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

9. DERIVIATIVE LIABLITY (cont.)

The subsequent fair value of the embedded debt derivative on March 31, 2021 was $90,000. Accordingly, the Company recorded $20,000 as a gain on the fair value of the derivative during the three months ended March 31, 2021.

On August 1, 2018, the Company issued $622,042 in Convertible Notes to accredited investors, convertible into shares of the Company’s Common Stock at $9,339.97 per share. The Convertible Notes accrue interest at a rate of 2.42% per annum and mature on August 1, 2023. As of March 31, 2021, and December 31, 2020, $622,042 and $622,042 was outstanding under these Convertible Notes, respectively.

Due to the variable conversion price associated with this convertible promissory note, the Company has determined that the conversion feature is considered a derivative asset. The accounting treatment of derivative financial instruments requires that the Company record the fair value of the derivatives as of the inception date of the Convertible Promissory Note and to adjust the fair value as of each subsequent balance sheet date.

The initial fair value of the embedded debt derivative was nil. The fair value of the described embedded derivative was determined using the Black-Scholes Model with the following assumptions:

	August 2018		December 2020		March 2021
(1) dividend yield of	0	%;	0	%;	0	%;
(2) expected volatility of	100	%,	75	%,	80	%,
(3) risk-free interest rate of	2.48	%,	0.10	%,	0.07	%,
(4) expected life of	2.25 years		1.00 years		0.75 years
(5) fair value of the Company’s common stock of	$9,340 per share.		$9,340 per share.		$9,340 per share.

The subsequent fair value of the embedded debt derivative on December 31, 2020 was nil.

The subsequent fair value of the embedded debt derivative on March 31, 2021 was $1,410,000. Accordingly, the Company recorded $1,410,000 as a loss on the fair value of derivative during the three months ended March 31, 2021.

On August 1, 2018, the Company issued $730,821 in Convertible Notes to accredited investors, convertible into shares of the Company’s Common Stock at $1,097 per share. The Convertible Notes accrue interest at a rate of 2.42% per annum and mature on August 1, 2023. As of March 31, 2021, and December 31, 2020, $730,821 and $730,821 was outstanding under these Convertible Notes, respectively.

Due to the variable conversion price associated with this convertible promissory note, the Company has determined that the conversion feature is considered a derivative asset. The accounting treatment of derivative financial instruments requires that the Company record the fair value of the derivatives as of the inception date of the Convertible Promissory Note and to adjust the fair value as of each subsequent balance sheet date.

The initial fair value of the embedded debt derivative was nil. The fair value of the described embedded derivative was determined using the Black-Scholes Model with the following assumptions:

	August 2018		December 2020		March 2021
(1) dividend yield of	0	%;	0	%;	0	%;
(2) expected volatility of	100	%,	75	%,	80	%,
(3) risk-free interest rate of	2.48	%,	0.10	%,	0.07	%,
(4) expected life of	2.25 years		1.00 years		0.75 years
(5) fair value of the Company’s common stock of	$1,097 per share.		$1,097 per share.		$1,097 per share.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

9. DERIVIATIVE LIABLITY (cont.)

The subsequent fair value of the embedded debt derivative on December 31, 2020 was ($90,000). Accordingly, the Company recorded $90,000 as a gain on the fair value of derivative during the year ended December 31, 2020.

Management determined there was no future value in the derivative asset as recorded and therefore recorded a full allowance of $90,000 as a loss on the fair value of derivative during the year ended December 31, 2020.

The subsequent fair value of the embedded debt derivative on March 31, 2021 was $-0-.

On January 22, 2021, the Company issued a $500,000 Convertible Note an accredited investor, convertible into shares of the Company’s Common Stock at a deemed price equal to: (A) with respect to an Acquisition Closing, the product obtained by multiplying (i) 0.8 by (ii) the per Share value of the consideration (less all deductions and adjustments) payable at the Acquisition Closing for each outstanding Share (excluding any Shares issuable upon conversion of this Convertible Note and other convertible securities) determined in accordance with the definitive written agreement with respect to the Acquisition Closing; and, (B) with respect to a Company Reorg, the product obtained by multiplying (i) 0.8 by (ii) the fair market value of one Share as of the closing of the Company Reorg as determined by the Company in good faith. The Convertible Note accrues interest at a rate of 5% per annum and matures on January 22, 2026. As of March 31, 2021, and December 31, 2020, $500,000 and $-0- was outstanding under this Convertible Note, respectively.

Due to the variable conversion price associated with this convertible promissory note, the Company has determined that the conversion feature is considered a derivative liability. The accounting treatment of derivative financial instruments requires that the Company record the fair value of the derivatives as of the inception date of the Convertible Note and to adjust the fair value as of each subsequent balance sheet date.

The initial fair value of the embedded debt derivative of $130,000 was allocated as a debt discount $130,000 was determined using intrinsic value. The fair value of the described embedded derivative was determined using the Monte Carlo Simulation with the following assumptions:

	January 2021	March 2021
(1) time to conversion	0.94 years	0.75 years
(2) straight debt yield	12.00%	10.00%
(3) volatility	95.00%	80.00%
(4) risk-free interest rate	0.10%	0.07%
(5) number of simulations	100,000	100,000

The subsequent fair value of the embedded debt derivative on March 31, 2021 was $120,000. Accordingly, the Company recorded $10,000 as a gain on the fair value of the derivative during the three months ended March 31, 2021.

During the three months ended March 31, 2021 and 2020, the Company recorded the loss in fair value of derivative $1,380,000 and $-0-, respectively.

For the three months ended March 31, 2021 and 2020, $16,500 and $10,000, respectively, was expensed in the statement of operation as amortization of debt discount related to above notes and shown as interest expenses, respectively.

The Company had derivative liability of $1,620,000 and $110,000 as of March 31, 2021 and December 31, 2020, respectively.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

10. NOTES PAYABLE

As of March 31, 2021, and December 31, 2020, notes payable consisted of the following:

	March 31, 2021	December 31, 2020
Promissory note dated September 2016, in the original amount of $39,004 secured by equipment, which matures September 2018; monthly payments of $1,928 including interest at 18% per annum.	$—	$7,430
Promissory note dated June 2017, in the original amount of $54,000 unsecured, which matures December 2021; monthly payments of interest only at 1.5% per month	53,970	53,970
Promissory note dated August 2018, in the original amount of $24,985 unsecured, which matures December 2021; no monthly payments, interest at 4% per annum which has been waived.	24,984	24,984
Promissory note dated September 2018, in the original amount of $1,275,000 unsecured, which matures January 2024; monthly payments of $28,362 including interest 12% per annum.	834,076	873,526
Promissory note dated February 2016, in the original amount of $25,000 unsecured, which matures February 2021; quarterly payments of interest only at 18% per annum.	14,994	24,994
Promissory note dated February 2017, in the original amount of $20,000 unsecured, which matures February 2021; quarterly payments of interest only 18% per annum.	20,000	20,000
Promissory note dated February 2017, in the original amount of $50,000 unsecured, which matures February 2021; monthly payments of interest only 18% per annum.	50,000	50,000
Promissory note dated February 2017, in the original amount of $25,000 unsecured, which matures February 2021; monthly payments of interest only at 18% per annum.	12,500	12,500
Promissory note dated March 2017, in the original amount of $150,000 unsecured, which matures January 2021; monthly payments of interest only at 18% per annum.	150,000	150,000
Promissory note dated September 2018, in the original amount of $6,800,000 unsecured, which matures February 2025; monthly payments of $132,941 including interest only at 12% per annum.	4,965,850	5,129,950
Promissory note dated September 2018, in the original amount of $50,000 unsecured, which matured November 2018; no stated payments, 0% interest.	50,000	50,000
Promissory note dated April 2019, in the original amount of $2,000,000 unsecured, which matures June 2022; monthly payments of $64,534 including interest at 10% per annum.	849,437	1,018,971
Promissory note dated June 2019, in the original amount of $500,000 unsecured, which matures June 2021; monthly payments of interest only at 10% per annum.	500,000	500,000
Promissory note dated January 2020, in the original amount of $750,000 unsecured, which matures January 2022; monthly payments of interest only at 15% per annum.	750,000	750,000
Promissory note dated May 2020, in the original amount of $400,000 unsecured, which matured September 2020; monthly payments of interest only at 20% per annum, default interest at 25% per annum.	—	400,000
Promissory note dated June 2020, in the original amount of $250,000 unsecured, which matures September 2021; monthly payment of $24,583 including interest at 18% per annum.	125,000	187,500

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

10. NOTES PAYABLE (cont.)

	March 31, 2021	December 31, 2020
Promissory note dated Julye 2020, in the original amount of $10,661 secured by equipment with a net book value of $9,138, which matures October 2022; monthly payments of $319, no interest.	4,902	7,023
Promissory note dated November 2020, in the original amount of $11,600 unsecured, which matures February 2021; no monthly payments, no interest.	—	11,600
Promissory note dated March 2021, in the original amount of $250,000 unsecured, which matures September 2021; monthly payment of $3,125 of interest only at 15% per annum, one payment of $253,125 due on September 1, 2021.	250,000	—

Total notes payable	8,655,713	9,272,448
Less: current portion of notes payable	(3,037,392)	(3,487,145)

Notes payable, net of current portion	$5,618,321	$5,785,303

Maturities of the Company’s Notes Payable as of March 31, 2021 were as follows:

Year Ending December 31,	Total
2021	$2,870,410
2022	2,513,383
2023	1,630,764
2024	1,641,156
$8,655,713

Accrued and unpaid interest for notes payable as of March 31, 2021 and December 31, 2020 was $72,924 and $25,520, respectively.

During the three months ended March 31, 2021 and 2020, $293,419 and $301,915 was charged as interest on debt and shown as interest expenses, respectively.

11. NOTES PAYABLE — RELATED PARTIES

The Company has obtained multiple loans for terms ranging from two to four years from multiple related parties. These loans carry interest between a range of 0% to 18% per annum and a final payment of the remaining principal and interest balance, if applicable, on the maturity date. Lenders of $426,458 have waived their interest payments from period of loan issuance. The balance outstanding as of March 31, 2021 and December 31, 2020, was $3,350,557 and $1,450,557, respectively.

As of March 31, 2021, and December 31, 2020, notes payable — related parties consisted of the following:

	March 31, 2021	December 31, 2020
Promissory note due to Member 1, unsecured which matures March 31, 2021, 18% interest only payments due quarterly.	$500,000	$500,000
Various promissory notes due to Member 2, unsecured which mature December 31, 2021, no stated payments, interest of 4% waived.	248,901	248,901
Promissory note due to Member 2, unsecured which matures December 31, 2021, 15% interest only payments due monthly.	215,000	215,000
Promissory note due to an affiliate owner, unsecured which matures March 31, 2021, 18% interest only payments due quarterly.	200,000	200,000

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

11. NOTES PAYABLE — RELATED PARTIES (cont.)

	March 31, 2021	December 31, 2020
Various promissory notes due to Member 3, unsecured, which mature December 31, 2021, no stated payments, interest of 4% to 5% waived.	120,024	120,024
Various promissory notes due to Member 4, unsecured, which mature December 31, 2021, no stated payments, interest of 4%-5% waived.	94,392	94,392
Promissory note due to Member 2, unsecured which matures December 31, 2021, 12% interest only payments due monthly.	50,000	50,000
Various promissory note due to an affiliate owner, unsecured which mature December 31, 2021, 4% interest waived.	12,240	12,240
Promissory note due to an affiliate owner, unsecured which matures December 31, 2021, 4% interest, no stated payments.	10,000	10,000
Promissory note due to an affiliate owner, unsecured which matures August 31, 2021, 8% interest, no stated payments.	1,900,000	—

Total notes payable	3,350,557	1,450,557
Less: current portion of notes payable	(3,350,557)	(1,450,557)

Notes payable, net of current portion	$—	$—

All notes payable — related parties are due within one year from March 31, 2021.

Accrued and unpaid interest for notes payable as of March 31, 2021 and December 31, 2020 was $65,031 and $27,899, respectively.

For the three months ended March 31, 2021 and 2020, $80,706 and $42,706 was charged as interest on debt and shown within interest expenses, respectively.

12. INCOME TAXES

The following table summarizes the Company’s income tax expense and effective tax rates for the three months ended March 31, 2021 and 2020:

	Three Months Ended March 31,
	2021	2020
Loss Before Provision for Income Taxes	$(1,574,851)	$(910,378)
Provision for Income Taxes	$774,795	$361,187
Effective tax rate	-49.2%	-39.7%

The Company has computed its provision for income taxes under the discrete method which treats the year- to-date period as if it were the annual period and determines the income tax expense or benefit on that basis. The discrete method is applied when application of the estimated annual effective tax rate is impractical because it is not possible to reliably estimate the annual effective tax rate. The Company believes the use of this discrete method is more appropriate than the annual effective tax rate method due to the early growth stage of the business. At this time, there is a high degree of uncertainty in estimating the Company’s annual pre-tax income and significant non-deductible expenses so the Company cannot reliably estimate the annualized effective tax rate.

The effective tax rate for the three months ended March 31, 2021 varies from the three months ended March 31, 2020, primarily due to the increase in non-deductible expenses as a proportion of total expenses in the current period. As the Company operates in the cannabis industry, it is subject to the limitations of IRC Section 280E under which the Company is only allowed to deduct costs related to the product sold. This results in permanent differences for ordinary and necessary business expenses deemed non-deductible under IRC Section 280E. Therefore, the effective tax rate can be highly variable and may not necessarily correlate with pre-tax income or loss.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

12. INCOME TAXES (cont.)

The Company is subject to income taxes in the United States and various state jurisdictions. As of March 31, 2021, and December 31, 2020, the Company had recorded unrecognized tax benefits of $822,491 and $807,307, respectively, on the balance sheet within Deferred Tax Liabilities. The Federal statute of limitation remains open for the 2017 tax year to the present. The state income tax returns generally remain open for the 2016 tax year through the present.

13. SHAREHOLDERS AND MEMBERS’ DEFICIT

Common Stock

The Company is authorized to issue 10,000,000 shares of no-par common shares.

As of March 31, 2021, and December 31, 2020, were 2,089,778 and 2,089,778 shares of common stock issued and outstanding, respectively.

On February 11, 2014, the Company issued 2,000,000 shares of common stock for $2,000 cash.

On April 15, 2015, the Company issued 66,666 shares of common stock for $50,000 cash.

On October 25, 2018, the Company issued 23,112 shares of common stock pursuant to the exercise of warrants valued at $156,006.

The table below describes the ownership of the Company and its Affiliates.

Entity	Owners	%
Rexroad Marquis Corporation	Various Owners	99%
Rexroad Marquis Corporation	Individual – Shares for Service	1%
Bon Vivant LLC	Various Owners	100%
Green Gear Solutions LLC	Various Owners	100%
NevadaPure LLC	Various Owners	100%
Oregon Compassion Solutions LLC	Various Owners	100%
RMC Management Services LLC	Various Owners	100%
RMC Oregon LLC	Various Owners	100%
SMI Holdings LLC	Various Owners	100%
SPMI LLC	SMI Holdings LLC	100%
SBCMI LLC	SMI Holdings LLC	100%
SMV Group LLC	Various Owners	100%
SSCA Enterprises LLC	Various Owners	100%

14. COMMITMENTS AND CONTINGENCIES

The Company is subject to lawsuits, investigations and other claims related to employment, commercial and other matters that arise out of operations in the normal course of business. Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other liabilities.

Contingent liabilities are measured at management’s best estimate of the expenditure required to settle the obligation at the end of the reporting period and are discounted to present value where the effect is material. The Company performs evaluations to identify onerous contracts and, where applicable, records contingent liabilities for such contracts.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

14. COMMITMENTS AND CONTINGENCIES (cont.)

Contingent consideration is measured upon acquisition and is estimated using probability weighting of potential payouts. Subsequent changes in the estimated contingent consideration from the final purchase price allocation are recognized in the Company’s unaudited combined consolidated statement of operations.

(a)    Contingencies

The Company’s operations are subject to a variety of local and state regulation. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, or losses of permits that could result in the Company ceasing operations in that specific state or local jurisdiction. While management of the Company believes that the Company is in compliance with applicable local and state regulations as of March 31, 2021 and December 31, 2020, medical cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future. Cannabis is currently a Controlled Substances Act Schedule I drug as defined by federal law and is therefore, considered an illegal activity under federal statute. Civil and criminal punishment can be assessed against the Company and anyone who sells, holds, grows, or imports-controlled substances. Schedule I of the Controlled Substances Act lists drugs, including cannabis, that the federal government has determined to have: 1) a high potential for abuse, 2) no currently accepted medical use in the United States, and 3) a lack of safety for use even under medical supervision. Although the US Department of Justice has been encouraged not to prosecute cannabis distributors who comply with state and local laws, the federal law is still effective, and the Drug Enforcement Agency can investigate, and even raid, cannabis business that are legal under state and local statutes and regulations. If this were to occur, the Company would experience a material adverse effect on its financial condition, results of operations, and cash flows.

(b)    Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As of March 31, 2021, and December 31, 2020, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s unaudited combined consolidated operations. There are also no proceedings in which any of the Company’s directors, officers or affiliates is an adverse party or has a material interest adverse to the Company’s interest.

15. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT

Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, member contribution receivable, notes receivable, due from related parties, investments, accounts payable and accrued liabilities, notes payable, derivative liability, liability for acquisition of noncontrolling interest and contingent consideration payable.

The Company’s financial instruments and their classifications as of March 31, 2021 are as follows:

	As of March 31, 2021
	Level 1	Level 2	Level 3	Total
Cash and Cash Equivalents	$1,842,700	$—	$—	$1,842,700
Notes Receivable	104,121	—	—	104,121
Due from Related Parties	104,247	—	—	10,4247
Accounts Payable	(3,760,298)	—	—	(3,760,298)
Accrued Liabilities	(7,178,573)	—	—	(7,178,573)
Derivative Liability	—	—	(1,620,000)	(1,620,000)
	$(8,887,803)	$—	$(1,620,000)	$(10,507,803)

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

15. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (cont.)

The Company’s financial instruments and their classifications as of December 31, 2020 are as follows:

	As of December 31, 2020
	Level 1	Level 2	Level 3	Total
Cash and Cash Equivalents	$1,118,531	$—	$—	$1,118,531
Notes Receivable	104,121	—	—	104,121
Due from Related Parties	56,247	—	—	56,247
Accounts Payable	(2,869,523)	—	—	(2,869,523)
Accrued Liabilities	(6,872,248)	—	—	(6,872,248)
Derivative Liability	—	—	(110,000)	(110,000)
	$(8,462,872)	$—	$(110,000)	$(8,572,872)

There have been no transfers between fair value levels during the periods ended March 31, 2021 and 2020.

Financial Risk Management

The Company is exposed in varying degrees to a variety of financial instrument related risks. The Board mitigates these risks by assessing, monitoring and approving the Company’s risk management processes:

(a)    Credit Risk

Credit risk is the risk of a potential loss to the Company if a customer or third party to a financial instrument fails to meet its contractual obligations. The maximum credit exposure as of March 31, 2020 is the carrying amount of cash and cash equivalents. The Company does not have significant credit risk with respect to its customers.

The Company provides credit to its customers in the normal course of business and has established credit evaluation and monitoring processes to mitigate credit risk but has limited risk as the majority of its sales are transacted with cash. As of March 31, 2021, and December 31, 2020, the Company had approximately $64,285 and $44,821, respectively, of accounts receivable that were past due. Given management’s expectation that any credit losses will be nominal, no provision is provided.

(b)    Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations associated with financial liabilities. The Company manages liquidity risk through the effective management of its capital structure. The Company’s approach to managing liquidity is to ensure that it will have sufficient liquidity at all times to settle obligations and liabilities when due.

In addition to the commitments outlined in Note 13, the Company has the following contractual obligation from accounts payable, accrued and other liabilities and notes payable.

As of March 31, 2021:

	<1 Year	1 to 3 Years	3 to 5 Years	>5 Years	Total
Accounts Payable	$(3,760,298)	$—	$—	$—	$(3,760,298)
Accrued Liabilities and Other Liabilities	(7,178,573)	—	—	—	(7,178,573)
Notes Payable	(6,387,949)	(9,259,350)	—	—	(15,647,299)
	$(17,326,820)	$(9,259,350)	$—	$—	$(26,586,170)

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Unaudited Combined Consolidated Financial Statements

15. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (cont.)

As of December 31, 2020:

	<1 Year	1 to 3 Years	3 to 5 Years	>5 Years	Total
Accounts Payable	$(2,869,523)	$—	$—	$—	$(2,869,523)
Accrued Liabilities and Other Liabilities	(6,872,248)	—	—	—	(6,872,248)
Notes Payable	(4,992,582)	(7,474,955)	—	—	(12,467,537)
	$(14,734,352)	$(7,474,955)	$—	$—	$(22,209,307)

(c)     Market Risk

Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Cash and cash equivalents bear interest at market rates. The Company’s financial debts have fixed rates of interest and therefore expose the Company to a limited interest rate fair value risk.

16. SUBSEQUENT EVENTS

On May 10, 2021, the Company entered into a Settlement Agreement with a professional services firm whereby the Company agreed to pay $250,000 in exchange for the full release of outstanding liabilities in the amount of $597,933. As a result, the Company will recognize a gain of $347,933. Payments are due as follows; $70,000 on May 10, 2021 and $180,000 on September 30, 2021.

Subsequent events have been evaluated through May 18, 2021, which is the date these unaudited combined consolidated financial statements were available to be issued.

Report of Independent Registered Public Accounting Firm

Management and Those Charged with Governance
Rexroad Marquis Corporation (“Shango”) and Affiliates
Las Vegas, Nevada

Opinion on the Combined Consolidated Financial Statements

We have audited the accompanying combined consolidated balance sheets of Rexroad Marquis Corporation (“Shango”) and Affiliates (the “Company”) as of December 31, 2019 and 2020, and the related combined consolidated statements of operations, changes in shareholders’ deficit, and cash flows for the years then ended and the related notes (collectively referred to as the “combined consolidated financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2020, and the results of its operations and its cash flows for each of the year ended December 31, 2019 and 2020, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying combined consolidated financial statements have been prepared assuming that the entity will continue as a going concern. As discussed in Note 1 to the combined consolidated financial statements, the entity has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The combined consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These combined consolidated financial statements are the responsibility of the entity’s management. Our responsibility is to express an opinion on these combined consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the combined consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the combined consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of a critical audit matter does not alter in any way our opinion on the combined consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which they relate.

Inventory — Cannabis Costing — Refer to Notes 2 and 3 to the Combined Consolidated Financial Statements

Critical Audit Matter Description

Inventory is comprised of finished goods and work-in-progress for cannabis products. Cost includes expenditures directly related to the manufacturing process as well as suitable portions of related production overheads, based on normal operating capacity. Inventory is stated at the lower of cost or net realizable value, determined using weighted average cost basis. For cannabis inventory, costs include pre-harvest, post-harvest, shipment and fulfillment, as well as related accessories.

The nature of the process for cannabis inventory costing is manual and requires management to use complex spreadsheet models updated periodically (“models”) to calculate a period by period ongoing cost of inventory. In addition, the models must use a variety of inputs and source data in order to calculate cost. Auditing the cost of inventory required an increased extent of audit effort.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the cost of cannabis inventory included the following, among others:

•        Evaluated the complex spreadsheet models, and the inputs to such models, used to calculate the cost of cannabis inventory by:

•        Evaluating the incorporation of the source data into the models, testing the formulas used and testing the computational accuracy.

•        Testing purchases used in the models to third party source documentation.

•        Testing production costs used in the models to actual costs incurred;

•        Performing independent calculations of key inputs used in the models and comparing to inputs used by management.

•        Testing management’s allocation of indirect costs between inventory products by assessing the appropriateness of the allocation method, recalculating the allocations and on a sample basis testing the underlying allocations by tracing to source documents.

•        Testing production quantities used in the models by physically observing and verifying inventory quantities.

We have served as the Company’s auditor since 2018.

/s/ Macias Gini & O’Connell LLP

San Diego, California
March 13, 2021

REXROAD MARQUIS CORPORATION AND AFFILIATES
Combined Consolidated Balance Sheets
December 31, 2020 and 2019

	December 31, 2020	December 31, 2019
ASSETS
Current Assets:
Cash and Cash Equivalents	$1,118,531	$867,260
Accounts Receivable	311,283	264,910
Due from Affiliates	56,247	63,953
Loans Receivable-Related Parties	104,121	104,121
Inventories	4,080,769	4,333,665
Prepaid Expenses and Other Current Assets	1,068,225	539,546
Total Current Assets	6,739,176	6,173,455
Property and Equipment, Net of Accumulated Depreciation of $5,443,618 and $4,498,508 at December 31, 2020 and 2019, respectively	4,013,333	2,676,202
Intangible Assets, Net	48,389	73,389
Deferred Tax Assets	811,901	681,165
TOTAL ASSETS	$11,612,799	$9,604,211

LIABILITIES AND SHAREHOLDERS’ DECIFIT
LIABILITIES
Current Liabilities:
Accounts Payable	$2,869,523	$3,049,128
Accrued Liabilities	1,235,635	1,140,533
Due to Affiliates	3,425,707	456,770
Deferred Rent	121,018	76,554
Current Portion of Equipment Lease	61,276	58,298
Current Portion of Notes Payable	3,487,145	2,607,587
Current Portion of Notes Payable – Related Parties	1,450,557	1,403,209
Income Tax Payable	5,636,613	3,701,681
Total Current Liabilities	18,287,474	12,493,760

Long-Term Liabilities:
Equipment Lease, Net of Current Portion	—	61,275
Convertible Debt, Net of Debt Discount	1,634,529	1,594,530
Derivative Liability	110,000	100,000
Notes Payable, Net of Current Portion	5,785,303	7,522,454
Deferred Income Taxes	807,307	743,350
TOTAL LIABILITIES	$26,624,613	$22,515,369

COMMITMENTS AND CONTINGENCIES SHAREHOLDERS’ DEFICIT
Common Stock, no par value, 10,000,000 shares authorized, 2,089,778 and 2,089,778 shares issued and outstanding as of December 31, 2020 and 2019, respectively	206,226	206,226
Members’ Deficit	(1,472,512)	(1,153,381)
Accumulated Deficit	(13,745,528)	(11,964,003)
TOTAL SHAREHOLDERS’ DEFICIT	$(15,011,814)	$(12,911,158)
TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$11,612,799	$9,604,211

The accompanying notes are an integral part of these combined consolidated financial statements.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Combined Consolidated Statements of Operations
Years Ended December 31, 2020 and 2019

	2020	2019
Revenues, Net of Discounts	$25,042,361	$17,476,244
Cost of Goods Sold, Net	(12,724,538)	(10,056,293)
Gross Profit	12,317,823	7,419,951
Expenses:
Selling, General, and Administrative	11,062,021	8,530,412
Total Expenses	11,060,021	8,530,412
Income (Loss) From Operations	1,255,802	(1,110,461)
Other Income (Expense):
Other Income (Expense), Net	143,494	(105,933)
Change in Fair Value of Derivatives	(10,521)	32,000
Interest Expense	(1,611,750)	(1,446,741)
Total Other Income (Expense)	(1,478,777)	(1,520,674)
Loss Before Provision for Income Taxes	(222,975)	(2,631,135)
Provision for Income Taxes	(2,558,877)	(1,853,978)
Net Loss	$(2,781,852)	$(4,485,113)

The accompanying notes are an integral part of these combined consolidated financial statements.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Combined Consolidated Statements of Changes in Shareholders’ Deficit
Years Ended December 31, 2020 and 2019

	Share	Amount	Members’ Deficit	Accumulated Deficit	Total
Balance January 1, 2019	2,089,778	$206,226	$(8,395,938)	$(863,630)	$(9,053,342)
Contributions	—	—	998,000	—	998,000
Distributions	—	—	(370,703)	—	(370,703)
Net Loss	—	—	(4,195,362)	(289,751)	(4,485,113)
Balance December 31, 2019	2,089,778	$206,226	(11,964,003)	(1,153,381)	(12,911,158)
Contributions	—	—	776,000	—	776,000
Distributions	—	—	(94,805)	—	(94,805)
Net Loss	—	—	(2,462,721)	(319,131)	(2,781,852)
Balance, December 31, 2020	2,089,778	$206,226	$(13,745,528)	$(1,472,512)	$(15,011,814)

The accompanying notes are an integral part of these combined consolidated financial statements.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Combined Consolidated Statements of Cash Flows
Years Ended December 31, 2020 and 2019

	2020	2019
CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(2,781,852)	$(4,485,113)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,003,402	1,171,127
Amortization	25,000	1,611
Loss on disposal of property and equipment	845	—
Change in fair value conversion feature	10,000	88,000
Initial debt discount valuation	—	(100,000)
Amortization of debt discount	40,000	6,667
Changes in operating assets and liabilities:
Accounts receivable	(46,373)	(104,397)
Inventory	252,896	6,404
Prepaid expenses and other current assets	(528,679)	(308,016)
Accounts payable	(179,605)	439,516
Accrued liabilities	95,102	439,698
Deferred rent	44,464	(18,260)
Deferred income taxes	(66,779)	(62,977)
Due to related parties	2,976,643	132,350
Income tax payable	1,934,932	1,826,132
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	2,779,996	(967,258)

CASH FLOW FROM INVESTING ACTIVITIES
Loan receivable-related parties	—	(57,350)
Purchases of property and equipment	(2,341,628)	(996,533)
Proceeds from disposal of property and equipment	250	—
Purchase of intangible assets	—	(75,000)
NET CASH USED IN INVESTING ACTIVITIES	(2,341,378)	(1,128,883)

CASH FLOW FROM FINANCING ACTIVITIES
Principal repayment of equipment lease	(58,297)	(82,077)
Proceeds from convertible debts	—	1,347,887
Proceeds from issuance of notes payable	1,422,261	2,306,432
Principal repayment of notes payable	(2,279,855)	(1,133,624)
Proceeds from issuance of notes payable – related parties	47,500	315,076
Principal repayment of notes payable – related parties	(152)	(675,715)
Proceeds from equity contributions	776,000	998,000
Payment of equity distributions	(94,804)	(370,703)
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(187,347)	2,705,276

NET INCREASE IN CASH AND CASH EQUIVALENTS	251,271	609,135
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	867,260	258,125
CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,118,531	$867,260

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$1,616,529	$1,334,259
Income tax paid	$441,500	$139,260

The accompanying notes are an integral part of these combined consolidated financial statements.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

1. NATURE OF OPERATIONS

References in this document to “the Company” or “Shango”, are intended to mean Rexroad Marquis Corporation doing business as (“dba”) Shango, collectively with its affiliates on a combined consolidated basis.

The combined consolidated financial statements include the financial statements of:

•        Rexroad Marquis Corporation incorporated in the state of Nevada on May 9, 2014.

•        Bon Vivant LLC (“BV”) formed in the state of Oregon on October 27, 2014; Purpose — To engage in owning and operating marijuana dispensaries and derive economic benefits therefrom.

•        Green Gear Solutions LLC (“GG”) formed in the state of Oregon on October 27, 2014; Purpose — To engage in owning and operating horticultural facilities and derive economic benefits therefrom.

•        NevadaPure LLC (“NV”) formed in the state of Nevada on March 28, 2014 as “MedMen of Nevada LLC”. The name of the LLC was changed to NevadaPURE, LLC on May 8, 2015; Purpose — To engage in owning and operating marijuana dispensaries, marijuana cultivation facilities and marijuana infused product facilities; and derive economic benefits therefrom.

•        Oregon Compassion Solutions LLC (“OCS”) formed in the state of Oregon on October 14, 2014; Purpose — To engage in owning and operating horticultural facilities and derive economic benefits therefrom.

•        RMC Management Services LLC (“RMC Mgmt”) formed in the state of Nevada on June 8, 2016; Purpose — To engage in owning and operating a management service entity and to derive economic benefits therefrom.

•        RMC Oregon LLC (“RMCOR”) formed in the state of Oregon on October 2, 2014; Purpose — To engage in owning and operating a branding service entity and to derive economic benefits therefrom.

•        SMI Holdings LLC (“SMI”) formed in the state of Michigan on January 11, 2018; Purpose — To engage in owning and operating marijuana dispensaries and horticultural facilities and derive economic benefits therefrom through its wholly owned subsidiaries SPMI LLC (“SPMI”) and SBCMI (“SBCMI”) LLC.

•        SMV Group Inc (“SMV”) formed in the state of California on April 17, 2018; Purpose — To engage in owning and operating marijuana dispensaries and derive economic benefits therefrom.

•        SSCA Enterprises LLC (“SSCA”) formed in the state of California on March 28, 2018; Purpose — To engage in owning and operating marijuana distribution facilities and derive economic benefits therefrom.

The Company is a vertically integrated cannabis operator that focuses on limited-licensed markets in the United States. As a vertically integrated provider it owns cultivation, processing, and retail licenses across four State markets (Oregon, Nevada, California and Michigan). The Company is fully licensed in its State markets and has acquired its various State licenses through competitive application processes and/or via purchase.

The Company’s head office is located at 3900 Hualapai Way, Suite 128, Las Vegas NV 89147.

The affiliate entities’ management, operations, structure, and other matters are governed through multiple Operating Agreements entered between the Members and Managers with the exception of SMV Group, Inc. The Company’s principal activities are the growing, processing and distribution of cannabis as regulated under the laws applicable in the State markets.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

1. NATURE OF OPERATIONS (cont.)

Going Concern

These combined consolidated financial statements have been prepared on a going concern basis in accordance with Accounting Standards Update No. 2014-15 (ASU 2014-15), “Presentation of Financial Statements — Going Concern” (Subtopic 205-40). This going concern basis of presentation assumes that the Company will continue in operations for the foreseeable future and be able to realize its assets and discharge its liabilities and commitments in the normal course of business. As of December 31, 2019, a working capital deficit is $6.3 million and an accumulated deficit of $13.1 million. As of December 31, 2020, a working capital deficit is $11.5 million and an accumulated deficit of $15.2 million. Historically, the Company has used debt and equity financing from both related and unrelated sources to supplement its operations. The Company anticipates requiring additional debt and/or equity financings in order to fully develop its business.

Although the Company has been successful in raising funds to date, there can be no assurance that adequate or sufficient funding will be available in the future or available under terms acceptable to the Company, or that the Company will be able to generate sufficient returns from operations.

The ability of the Company to continue as a going concern and to realize the carrying value of its assets and discharge its liabilities and commitments when due is dependent on the Company generating revenue and debt and/or equity financing sufficient to fund its cash flow needs.

These circumstances indicate the existence of material uncertainty that casts significant doubt on the ability of the Company to meet its business plan and its obligations as they come due, and accordingly the appropriateness of the use of accounting principles applicable to a going concern.

These combined consolidated financial statements do not reflect adjustments that would be necessary if the going concern assumption were not appropriate. If the going concern basis were not appropriate for these combined consolidated financial statements, then adjustments would be necessary in the carry value of the assets and liabilities, the reported revenue and expenses and the classifications used in the statement of financial position. Such differences in amounts could be material.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)    Basis of Preparation and Statement of Compliance

The combined consolidated financial statements as of December 31, 2020 and 2019 (the “financial statements”), have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

(b)    Basis of Measurement

These combined consolidated financial statements have been prepared on the going concern basis, under the historical cost convention, except for certain financial instruments that are measured at fair value as described herein.

(c)     Basis of Combination and Consolidation

The combined consolidated financial statements for the years ended December 31, 2020 and 2019 include the accounts of the Company and its affiliates which are under common control of the management and/or shareholders.

Control exists when the Company has power over an affiliate, when the Company is exposed, or has rights, to variable returns from the affiliate, and when the Company has the ability to affect those returns through its power over the affiliate. The financial statements of entities controlled by the Company by virtue of agreements are fully consolidated from the date that control commences and deconsolidated from the date control ceases.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

The financial statements of the affiliates are prepared for the same reporting period as the Company, using consistent accounting policies.

The following are the affiliates over which the Company has control, that are included in these combined consolidated financial statements for the years ended December 31, 2020 and 2019:

Affiliate	Jurisdiction	Purpose
Bon Vivant LLC	Oregon	License holder
Green Gear Solutions LLC	Oregon	License holder
NevadaPure LLC	Nevada	License holder
Oregon Compassion Solutions LLC	Oregon	License holder
RMC Management Services LLC	Nevada	Management company
RMC Oregon LLC	Oregon	Licensing company
SMI Holdings LLC	Michigan	Holding company
SPMI LLC	Michigan	License holder
SBCMI LLC	Michigan	License holder
SMV Group LLC	California	License holder
SSCA Enterprises LLC	California	License holder

(d)    Cash and Cash Equivalents

Cash and cash equivalents include cash deposits in financial institutions, other deposits that are readily convertible into cash, with original maturities of three months or less, and cash held at retail locations.

(e)     Accounts Receivable

Accounts receivable are recorded net of an allowance for doubtful accounts. The Company estimates the allowance for doubtful accounts based on existing contractual payment terms, actual payment patterns of its customers and individual customer circumstances. For the years ended December 31, 2020 and 2019, the Company determined that an allowance for doubtful accounts was not required. The Company wrote off approximately $50,726 and $31,360 during the year ended December 31, 2020 and 2019, respectively.

(f)     Inventories

Inventories of purchased finished goods and packing materials are initially valued at cost and subsequently at the lower of cost and net realizable value.

Costs incurred during the growing and production process are capitalized as incurred to the extent that cost is less than net realizable value. These costs include materials, labor and manufacturing overhead used in the growing and production processes.

Net realizable value is determined as the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale. Cost is determined using the weighted average cost basis. Products for resale and supplies and consumables are valued at lower of cost and net realizable value. The Company reviews inventory for obsolete, redundant and slow-moving goods and any such inventories are written down to net realizable value.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

(g)    Property and Equipment

Property and equipment are stated at cost, including capitalized borrowing costs, net of accumulated depreciation and impairment losses, if any. Expenditures that materially increase the life of the assets are capitalized. Ordinary repairs and maintenance are expensed as incurred. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset using the following terms and methods:

Leasehold Improvements	The shorter of the useful life or the life of the lease
Furniture and Fixtures	5 – 7 Years
Office Equipment	3-5 Years
Machinery and Equipment	5 – 7 Years
Vehicles	5 Years

The assets’ residual values, useful lives and methods of depreciation are reviewed at each financial year-end and adjusted prospectively if appropriate. An item of equipment is derecognized upon disposal or when no future economic benefits are expected from its use. Any gain or loss arising on de- recognition of the asset (calculated as the difference between the net disposal proceeds and the carrying value of the asset) is included in operations in the year the asset is derecognized.

The Company evaluates the recoverability of other long-lived assets, including property, plant and equipment, and certain identifiable intangible assets, whenever events or changes in circumstances indicate that the carrying value of an asset or asset group may not be recoverable. The Company performs impairment tests of indefinite-lived intangible assets on an annual basis or more frequently in certain circumstances. Factors which could trigger an impairment review include significant underperformance relative to historical or projected future operating results, significant changes in the manner of use of the assets or the strategy for the overall business, a significant decrease in the market value of the assets or significant negative industry or economic trends.

When the Company determines that the carrying value of long-lived assets may not be recoverable based upon the existence of one or more of the indicators, the assets are assessed for impairment based on the estimated future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. If the carrying value of an asset exceeds its estimated future undiscounted cash flows, an impairment loss is recorded for the excess of the asset’s carrying value over its fair value. There were no impairment charge or disposals related to intangible assets or property, plant and equipment for the years ended December 31, 2020 and 2019, respectively.

Repairs and maintenance that do not improve efficiency or extend economic life are charged to expense as incurred. Total repairs and maintenance for the year-ended December 31, 2020 and 2019 was approximately $184,825 and $145,910, of which $124,531 and $105,235 was charged to cost of goods sold, respectively.

(h)    Intangible Assets

Intangible assets acquired individually or with a group of other assets from others (other than in a business combination) are recognized at cost, including transaction costs, and allocated to the individual assets acquired based on relative fair values and no goodwill is recognized. Cost is measured based on cash consideration paid. If consideration given is in the form of non-cash assets, liabilities incurred, or equity interests issued, measurement of cost is based on either the fair value of the consideration given or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and more reliably measurable. Costs of internally developing, maintaining or restoring intangible assets that are not specifically identifiable, have indeterminate lives or are inherent in a continuing business are expensed as incurred.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

Intangible assets purchased from others for use in research and development activities and that have alternative future uses (in research and development projects or otherwise) are capitalized in accordance with ASC Topic 350, Intangibles — Goodwill and Other. Those that have no alternative future uses (in research and development projects or otherwise) and therefore no separate economic value are considered research and development costs and are expensed as incurred. Amortization of intangibles used in research and development activities is a research and development cost.

Intangibles with a finite useful life are amortized and those with an indefinite useful life are not amortized. The useful life is the best estimate of the period over which the asset is expected to contribute directly or indirectly to the future cash flows of the Company. The useful life is based on the duration of the expected use of the asset by the Company and the legal, regulatory or contractual provisions that constrain the useful life and future cash flows of the asset, including regulatory acceptance and approval, obsolescence, demand, competition and other economic factors. If an income approach is used to measure the fair value of an intangible asset, the Company considers the period of expected cash flows used to measure the fair value of the intangible asset, adjusted as appropriate for Company-specific factors discussed above, to determine the useful life for amortization purposes. If no regulatory, contractual, competitive, economic or other factors limit the useful life of the intangible to the Company, the useful life is considered indefinite.

Intangibles with a finite useful life are amortized on the straight-line method unless the pattern in which the economic benefits of the intangible asset are consumed or used up are reliably determinable. The Company evaluates the remaining useful life of intangible assets each reporting period to determine whether any revision to the remaining useful life is required. If the remaining useful life is changed, the remaining carrying amount of the intangible asset will be amortized prospectively over the revised remaining useful life.

Intangibles with an indefinite useful life are not amortized until its useful life is determined to be no longer indefinite. If the useful life is determined to be finite, the intangible is tested for impairment and the carrying amount is amortized over the remaining useful life in accordance with intangibles subject to amortization. Indefinite-lived intangibles are tested for impairment annually and more frequently if events or circumstances indicate that it is more-likely-than-not that the asset is impaired.

(i)     Income Taxes

Deferred taxes are provided using an asset and liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Deferred tax assets and liabilities are measured using the enacted taxes rates. The effect on deferred tax assets and liabilities of a change in tax law or tax rates is recognized in income in the period that enactment occurs.

As discussed further in Note 12, the Company is subject to the limitations of IRC Section 280E.

(j)     Revenue Recognition

Revenue is recognized by the Company in accordance with ASU 2014-09, Revenue from Contracts with Customers (Topic 606). Through application of the standard, the Company recognizes revenue to depict the transfer of promised goods or services to the customer in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

In order to recognize revenue under ASU 2014-09, the Company applies the following five (5) steps:

•        Identify a customer along with a corresponding contract;

•        Identify the performance obligation(s) in the contract to transfer goods or provide distinct services to a customer;

•        Determine the transaction price the Company expects to be entitled to in exchange for transferring promised goods or services to a customer;

•        Allocate the transaction price to the performance obligation(s) in the contract;

•        Recognize revenue when or as the Company satisfies the performance obligation(s).

Revenues consist of consumer-packaged goods, retail sales of cannabis and cultivation of cannabis, which are generally recognized at a point in time when control over the goods have been transferred to the customer and is recorded net of sales discounts. Payment is typically due upon transferring the goods to the customer or within a specified time period permitted under the Company’s credit policy. Sales discounts were not material during the years ended December 31, 2020 and 2019.

Revenue is recognized upon the satisfaction of the performance obligation. The Company satisfies its performance obligation and transfers control upon delivery and acceptance by the customer.

For some of its locations, the Company offers a loyalty reward program to its dispensary customers. A portion of the revenue generated in a sale must be allocated to the loyalty points earned. Loyalty rewards are redeemable for merchandise. The Company records the loyalty rewards earn by customers as a reduction in revenue and records the cost of merchandise as cost of gold sold. The amount allocated to the points earned is deferred until the loyalty points are redeemed. Liabilities associated with the loyalty reward program were $193,430 and $-0- as of December 31, 2020 and 2019, respectively which are included in the combine consolidated balance sheet under accrued liabilities.

The Company, along with RMC Management, LLC and RMC Oregon, LLC, are in the business of providing licensing services to other Shango entities as well as a minimal number of non-related entities. NevadaPure, LLC has agreements to generate revenue from Mary’s Medicinals, Chong’s Choice and NeuroXP brands.

Based on the Company’s assessment, the adoption of this new standard had no impact on the amounts recognized in its combined consolidated financial statements.

(k)    Fair Value of Financial Instruments (See also Note 15)

The Company applies fair value accounting for all financial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities that are required to be recorded at fair value, the Company considers all related

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

factors of the asset by market participants in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions, and credit risk.

The Company applies the following fair value hierarchy, which prioritizes the inputs used to measure fair value into three levels, and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities;
Level 2 —	Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and
Level 3 —	Inputs for the asset or liability that are not based on observable market data.

(l)     Commitments and Contingencies

The Company is subject to lawsuits, investigations and other claims related to employment, commercial and other matters that arise out of operations in the normal course of business. Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other liabilities.

Contingent liabilities are measured at management’s best estimate of the expenditure required to settle the obligation at the end of the reporting period and are discounted to present value where the effect is material. The Company performs evaluations to identify onerous contracts and, where applicable, records contingent liabilities for such contracts.

Contingent consideration is measured upon acquisition and is estimated using probability weighting of potential payouts. Subsequent changes in the estimated contingent consideration from the final purchase price allocation are recognized in the Company’s combined consolidated statement of operations.

(m)   Impairment of Other Long-Lived Assets

The Company evaluates the recoverability of other long-lived assets, including property, plant and equipment, and certain identifiable intangible assets, whenever events or changes in circumstances indicate that the carrying value of an asset or asset group may not be recoverable. The Company performs impairment tests of indefinite-lived intangible assets on an annual basis or more frequently in certain circumstances. Factors which could trigger an impairment review include significant underperformance relative to historical or projected future operating results, significant changes in the manner of use of the assets or the strategy for the overall business, a significant decrease in the market value of the assets or significant negative industry or economic trends.

When the Company determines that the carrying value of long-lived assets may not be recoverable based upon the existence of one or more of the indicators, the assets are assessed for impairment based on the estimated future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. If the carrying value of an asset exceeds its estimated future undiscounted cash flows, an impairment loss is recorded for the excess of the asset’s carrying value over its fair value. There was no impairment charge related to intangible assets or property, plant and equipment for the years ended December 31, 2020 and 2019.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

(n)    Significant Accounting Judgments, Estimates and Assumptions

The preparation of the Company’s combined consolidated financial statements requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, and revenue and expenses. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

Significant judgments, estimates and assumptions that have the most significant effect on the amounts recognized in the combined consolidated financial statements are described below.

(i)     Inventories

The net realizable value of inventories represents the estimated selling price for inventories in the ordinary course of business, less all estimated costs of completion and costs necessary to make the sale. The determination of net realizable value requires significant judgment, including consideration of factors such as shrinkage, the aging of and future demand for inventory, expected future selling price the Company expects to realize by selling the inventory, and the contractual arrangements with customers. Reserves for excess and obsolete inventory are based upon quantities on hand, projected volumes from demand forecasts and net realizable value. The estimates are judgmental in nature and are made at a point in time, using available information, expected business plans, and expected market conditions. As a result, the actual amount received on sale could differ from the estimated value of inventory. Periodic reviews are performed on the inventory balance. The impact of changes in inventory reserves is reflected in cost of goods sold.

(ii)    Determination of Reporting Units

The Company concludes a single reportable segment to be disclosed. The Company analyzed its reporting units by:

•        Determining the Company’s Chief Operating Decision Maker (“CODM”). The Company operates nine legal subsidiaries across four states. The respective consolidated subsidiaries do not have executives below CEO that are able to make decisions over the legal entity structure, business direction, etc. Each legal subsidiary has standalone financial statements which are reviewed by the CEO. Resource allocation is driven by current events within the cannabis market including which states are expected to legalize and other legislative considerations. Per the organization structure and evaluation of how management manages the business and its resources, the CEO executes the role of the CODM for the Company.

•        Identifying the operating segments based on the geographic areas in which the Company conducts business. The markets were then further divided into reporting units based on the market operations, which were primarily determined based on the licenses each market holds. The legal subsidiaries are structured by license holder with each entity holding one license. A license is issued on a state by state basis and either requires a license for each type of activity (cultivation/processing or distribution) or contains a vertically integrated license. Generally, the Company has structured the legal entities to either sell wholesale or retail with the exception of NevadaPure, which sells both retail and wholesale. The following represent the markets in which the Company’s operates as of December 31, 2020: Oregon, Nevada, California and Michigan. Based on the state geography, management has determined that the Company has four operating segments.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

•        After identifying the operating segments, management evaluated further opportunity to aggregate the operating segments based on economic similarity, qualitative characteristics, and objectives of ASC 280, and further assessed the five qualitative factors outlined in ASC 280-10-50-11 to determine whether the four states can be aggregated. Based on the assessment performed, management believes the four states above to be economically similar and meet the initial quantitative assessment for aggregation, and 100% of revenue and profit are aggregated into a single reporting segment.

(iii)   Combination

Judgment is applied in assessing whether the Company exercises control and has significant influence over entities in which management and/or shareholders directly or indirectly own an interest. The Company has control when it has the power over the subsidiary, has exposure or rights to variable returns, and has the ability to use its power to affect the returns. Significant influence is defined as the power to participate in the financial and operating decisions of the subsidiaries. Where the Company is determined to have control, these entities are combined consolidated. Additionally, judgment is applied in determining the effective date on which control was obtained.

(iv)    Allowance for Uncollectible Accounts

Management determines the allowance for uncollectible accounts by evaluating individual receivable balances and considering accounts and other receivable financial condition and current economic conditions. Accounts receivable and financial assets recorded in other receivables are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded as income when received. All receivables are expected to be collected within one year of the balance sheet date.

(v)     Fair Value of Financial Instruments

The individual fair values attributed to the different components of a financing transaction, including derivative financial instruments, are determined using valuation techniques. The Company uses judgment to select the methods used to make certain assumptions and in performing the fair value calculations in order to determine (a) the values attributed to each component of a transaction at the time of their issuance; (b) the fair value measurements for certain instruments that require subsequent measurement at fair value on a recurring basis; and (c) for disclosing the fair value of financial instruments. These valuation estimates could be significantly different because of the use of judgment and the inherent uncertainty in estimating the fair value of these instruments that are not quoted in an active market.

(vi)    Debt with Equity-Linked Features

The Company may issue debt that has embedded conversion features. When applicable, the Company must first assess whether the conversion feature meets the requirements to be treated as a derivative. If the conversion feature within convertible debt meets this requirement, the fair value of the convertible debt derivative is estimated using a Black Scholes Model, using the value on the date of issuance, the risk-free interest rate associated with the life of the debt, and the estimated volatility of the Company’s member units. If the conversion feature is not treated as a derivative, it may be a beneficial conversion feature (“BCF”). A BCF exists if the conversion price of the convertible debt instrument is less than the member units on the commitment date. This typically occurs when the conversion price is less than the fair value of the units on the date the instrument was issued. The value of a BCF is equal to the intrinsic value of the feature, the difference between the conversion price and the Members’ equity into which it is convertible.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

In accordance with ASC 470 (Debt) and ASC 505 (Equity), the Company performed such analysis for its convertible notes and determined that such notes are contingently convertible and, accordingly the embedded conversion feature shall not be recognized until the contingencies are resolved (see Note 8).

(vi)    Derivative Liabilities

The Company evaluates convertible debt features or other contracts to determine if those contracts or embedded components qualify as derivatives to be separately accounted for under the relevant sections of ASC Topic 815-40, Derivative Instruments and Hedging: Contracts in Entity’s Own Equity. This accounting treatment could result in the classification of the fair value of a financial instrument as a derivative instrument and is marked-to-market at each combined balance sheet date and recorded as a liability. In this event, the change in fair value is recorded in the combined statement of operations as other income or other expense. Upon conversion or exercise of a derivative instrument, the instrument is marked to fair value at the conversion date and then that fair value is reclassified to equity. Financial instruments that are initially classified as equity that become subject to reclassification under ASC Topic 815-40 are reclassified to a liability account at the fair value of the instrument on the reclassification date. The Company determined that the embedded conversion feature of the convertible debts meets the definition of a derivative but as the conversion features are contingent (see above), such derivatives are not recognized until such contingencies are resolved.

(o)    Sales and Marketing Expense

Selling, General and Administrative expenses consisted of sales and marketing expenses, and promotional activity expenses. Sales and Marketing expenses mostly relate to event sponsorships and travel/lodging associated with marketing initiatives. Expenses are recognized when incurred. For the years ended December 31, 2020 and December 31, 2019, sales and marketing expenses were approximately $1.1 million and $0.8 million, respectively.

(p)    New and Revised Standards

(i)     In February 2016, the FASB issued Accounting Standards Update No. 2016-02 “Leases (Topic 842)” (“ASU 2016-02”), which requires lessees to record most leases on the balance sheet but recognize expense on the income statement in a manner similar to current accounting. For lessors, ASU 2016-02 also modifies the classification criteria and the accounting for sales-type and direct financing leases. The standard was delayed to after December 15, 2021.

(ii)    In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. ASU 2016-13 requires the measurement of current expected credit losses for financial assets held at the reporting date based on historical experience, current conditions and reasonable and supportable forecasts. Adoption of ASU 2016- 13 will require financial institutions and other organizations to use forward-looking information to better formulate their credit loss estimates. In addition, the ASU amends the accounting for credit losses on available for sale debt securities and purchased financial assets with credit deterioration. This update will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The Company implemented the provisions of ASU 2016-13 as of January 1, 2020. The Company evaluated no effect of adopting this ASU on the Company’s financial statements.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

(iii)   In January 2017, the FASB issued Accounting Standards Update No. 2017-04 “Intangibles — Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment” (“ASU 2017-04”), which simplifies the accounting for goodwill impairment. ASU 2017-04 requires entities to record an impairment charge based on the excess of a reporting unit’s carrying amount over its fair value (Step 1 under the current impairment test). The standard eliminates Step 2 from the current goodwill impairment test, which included determining the implied fair value of Goodwill and comparing it with the carrying amount of that goodwill. ASU 2017-04 must be applied prospectively and is effective in the first quarter of 2020.

(iv)    In August 2018, the FASB issued ASU 2018-13, Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (Topic 820). ASU 2018-13 adds, modifies, and removes certain fair value measurement disclosure requirements. ASU 2018-13 is effective for annual and interim periods beginning after December 15, 2019. The Company evaluated no effect of adopting this ASU on the Company’s financial statements.

(v)     In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740) — Simplifying the Accounting for Income Taxes, which is intended to simplify various aspects related to accounting for income taxes. ASU 2019-12 removes certain exceptions to the general principles in Topic 740 and also clarifies and amends existing guidance to improve consistent application. ASU 2019-12 is effective for the Company beginning January 1, 2021. The Company is currently evaluating the effect of adopting this ASU on the Company’s financial statements.

(vi)    In January 2020, the FASB issued ASU 2020-01, Investments — Equity Securities (Topic 321), Investments — Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) (“ASU 2020-01”), which is intended to clarify the interaction of the accounting for equity securities under Topic 321 and investments accounted for under the equity method of accounting in Topic 323 and the accounting for certain forward contracts and purchased options accounted for under Topic 815. ASU 2020-01 is effective for the Company beginning January 1, 2021. The Company is currently evaluating the effect of adopting this ASU on the Company’s financial statements.

3. INVENTORIES

The Company’s inventories include the following on December 31, 2020 and December 31, 2019:

	2020	2019
Work in Process	$2,321,070	$3,411,361
Finished Goods	1,759,699	922,304
Total Inventories	$4,080,769	$4,333,665

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

4. PROPERTY AND EQUIPMENT

As of December 31, 2020, property and equipment consisted of the following:

Cost	Leasehold Improvements	Furniture & Fixtures	Office Equipment	Machinery & Equipment	Vehicles	Assets Under Construction	Total
As of January 1, 2020	$4,346,098	$658,323	$261,199	$1,125,792	$6,192	$777,106	$7,174,710
Additions	443,390	385,341	28,043	86,060	—	1,398,794	2,341,628
Assets placed in service	273,028	—	—	—	—	(273,028)	—
Disposals	(58,088)	(1,299)	—	—	—	—	(59,387)
As of December 31, 2020	$5,004,428	$1,042,365	$289,242	$1,211,852	$6,192	$1,902,872	$9,456,951
Accumulated Depreciation
As of January 1, 2020	$3,310,420	$350,175	$178,049	$654,167	$5,697	$—	$4,498,508
Depreciation	713,778	106,275	37,246	145,643	460	—	1,003,402
Disposals	(57,243)	(1,049)	—	—	—	—	(58,292)
As of December 31, 2020	$3,966,955	$455,401	$215,295	$799,810	$6,157	$—	$5,443,618
Net book value
As of January 1, 2020	$1,035,678	$308,148	$83,150	$471,625	$495	$777,106	$2,676,202
As of December 31, 2020	$1,037,473	$586,964	$73,947	$412,042	$35	$1,902,872	$4,013,333

As of December 31, 2019, property and equipment consisted of the following:

Cost	Leasehold Improvements	Furniture & Fixtures	Office Equipment	Machinery & Equipment	Vehicles	Assets Under Construction	Total
As of January 1, 2019	$4,238,512	$504,324	$253,699	$1,125,792	$6,192	$49,658	$6,178,177
Additions	107,586	153,999	7,500	—	—	727,448	996,533
Disposals	—	—	—	—	—	—	—
As of December 31, 2019	$4,346,098	$658,323	$261,199	$1,125,792	$6,192	$777,106	$7,174,710
Accumulated Depreciation
As of January 1, 2019	$2,466,948	$261,460	$134,456	$460,058	$4,459	$—	$3,327,381
Depreciation	843,472	88,715	43,593	194,109	1,238	—	1,171,127
Disposals	—	—	—	—	—	—	—
As of December 31, 2019	$3,310,420	$350,175	$178,049	$654,167	$5,697	$—	$4,498,508
Net book value
As of January 1, 2019	$1,771,564	$242,864	$119,243	$665,734	$1,733	$49,658	$2,850,796
As of December 31, 2019	$1,035,678	$308,148	$83,150	$471,625	$495	$777,106	$2,676,202

Assets under construction represent construction in progress related to both cultivation and dispensary facilities not yet completed or otherwise not ready for use. Construction in Progress (“CIP”) consists of initial costs associated with construction of manufacturing facilities, including material, equipment, and interest expenses if applicable.

Depreciation expense for the years ended December 31, 2020 and 2019 totaled $1,003,402 and $1,171,127, respectively of which $680,137 and $746,704, respectively, is included in cost of goods sold.

5. INTANGIBLE ASSETS

Intangible assets are recorded at cost less accumulated amortization and impairment losses, if any. Amortization of definite life intangibles is provided on a straight-line basis over their estimated useful lives. The estimated useful lives, residual values, and amortization methods are reviewed at each year end, and any changes in estimates are accounted for prospectively.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

5. INTANGIBLE ASSETS (cont.)

As of December 31, 2020 and 2019, intangible assets consisted of the following:

Tradename
Cost
As of January 1, 2019	$—
Additions	75,000
As of December 31, 2019	75,000
Additions	—
As of December 31, 2020	$75,000

Accumulated Amortization
As of January 1, 2019	$—
Amortization	1.611
As of December 31, 2019	1,611
Amortization	25,000
As of December 31, 2020	$26,611

Net book value
As of December 31, 2019	$73,389
As of December 31, 2020	$48,389

The Company recorded amortization expense for the years ended December 31, 2020 and 2019 of $25,000 and $1,611, respectively.

The following table outlines the estimated annual amortization expense related to intangible assets as of December 31, 2020:

Year Ending December 31,	Estimated Amortization
2021	$25,000
2022	23,389
$48,389

6. EQUIPMENT LEASE

On October 5, 2018, the Company entered into a capital lease agreement for equipment. The lease agreement has an original amount of $227,789 and a twenty-four-month term. The lease was paused for nine months due to state regulatory matters related to the use of this specific equipment. Monthly payments of $10,500 including interest at 10% per annum and sales tax. The underlying asset has a cost of $237,489 with a net book value as of December 31, 2020 and 2019 of $160,631 and $194,172, respectively.

Maturities of the equipment lease as of December 31, 2020 were as follows:

Year Ending December 31,	Third Party
2021	$63,076
Total Lease Payments	63,076
Less: Interest	(1,800)
Total	$61,276

For the year ended December 31, 2020 and 2019, the Company recorded interest expense of $4,183 and $12,426, respectively.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

7. REAL ESTATE LEASES

Effective 2016, the Company leases its offices, cultivation and dispensary facilities under various lease agreement, certain of which were subject to an incremental premium by periods. Deferred rent as of December 31, 2020 and 2019 is $121,018 and $76,554, respectively. The leases expire through 2029 and contain certain renewal provisions. Future minimum lease payments under non-cancelable operating leases having an initial or remaining term of more than one year are as follows:

Maturities of lease liabilities for operating leases as of December 31, 2020 were as follows:

	Minimum Lease Payment
Year Ending December 31,	Third Party	Related Party	Total
2021	$1,028,218	$518,250	$1,546,468
2022	1,019,916	518,250	1,538,166
2023	799,295	518,250	1,317,545
2024	453,133	309,313	762,446
2025	295,530	—	295,530
2026 and Thereafter	1,236,375	—	1,236,375
Total	$4,832,467	$1,864,063	$6,696,530

For the year ended December 31, 2020 and 2019, the Company recorded $1,828,323 and $1,516,238, respectively, in operating lease expense of which $676,883 and $651,521, respectively, is included in cost of goods sold.

Related Party Operating Leases

During 2019, the Company entered into a lease agreement with Rychus Clothing, LLC, and a minority owner of the Company. The lease agreement is for a retail location in Hazel Park, Michigan and calls for monthly rent of $10,688 for five years. For the years ended December 31, 2020 and 2019 the Company recorded $128,250 and $58,781, respectively, in operating lease expense related to this lease agreement.

During 2019, the Company entered into a lease agreement with Shango Park Bay City, LLC, an entity owned by a minority owner the Company. The lease agreement is for a cultivation location in Bay City, Michigan and calls for monthly rent of $25,000 for five years. For the year ended December 31, 2020 and 2019 the Company recorded $300,000 and $125,000, respectively, in operating lease expense related to this lease agreement.

During 2019, the Company entered into a lease agreement with A and Z Plaza, LLC, an entity owned by a minority owner of the Company. The lease agreement is for a retail location in Bay City, Michigan and calls for monthly rent of $3,500 for five years. For the year ended December 31, 2020 and 2019 the Company recorded $42,000 and $10,500, respectively, in operating lease expense related to this lease agreement.

During 2019, the Company entered into a lease agreement with Rychus Clothing, LLC, and a minority owner of the Company. The lease agreement is for a processing location in Hazel Park, Michigan and calls for monthly rent of $4,000 for five years. For the years ended December 31, 2020 and 2019 the Company recorded $48,000 and $22,000, respectively, in operating lease expense related to this lease agreement.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

8. CONVERTIBLE DEBT

As of December 31, 2020, and December 31, 2019, convertible debt consisted of the following:

	December 31, 2020	December 31, 2019
Convertible notes payable, annual interest rate of 5%, due May 2022 and convertible by the issuer into common stock at a deemed price equal to 80% of the deemed value of the common stock in one of the following (i) the filing of the final prospectus in relation to an initial public offering of the Common Shares (including in Canada), (ii) the filing of a final decision document in relation to a reverse take-over whereby a publicly listed company acquires, directly or indirectly, all the issued and outstanding Common Shares, or (iii) a change of control of the Company	$335,000	$335,000
Convertible notes payable, annual interest rate of 2.42%, convertible into common stock at a rate of $9,339.97 per share and due July 2023	622,042	622,042
Convertible notes payable, annual interest rate of 2.42%, convertible into common stock at a rate of $1,097 per share and due July 2023	730,821	730,821
Unamortized debt discount	(53,334)	(93,333)
	1,634,529	1,594,530
Less current portion	—	—
Convertible debt, net of current portion and debt discount	$1,634,529	$1,594,530

During the year ended December 31, 2019, the Company issued $335,000 in Convertible Notes to accredited investors, convertible into shares of the Company’s Common Stock at a deemed price equal to 80% of the deemed value of the common stock in one of the following (i) the filing of the final prospectus in relation to an initial public offering of the Common Shares (including in Canada), (ii) the filing of a final decision document in relation to a reverse take-over whereby a publicly listed company acquires, directly or indirectly, all the issued and outstanding Common Shares, or (iii) a change of control of the Company. Upon issuance of the above notes, the Company valued the convertible features and recorded an initial debt discount in the amount of $120,000 along with the corresponding derivative liability (see also note 9).

During the year ended December 31, 2018, the Company issued $622,042 in Convertible Notes to accredited investors, convertible into common stock at a rate of $9,340 per share and due July 2023. As of December 31, 2020, $622,042 was outstanding under these notes. Upon issuance of the above notes, the Company determined the value of the convertible features was nil (see also note 9).

During the year ended December 31, 2018, the Company issued $730,821 in Convertible Notes to accredited investors, convertible into common stock at a rate of $1,097 per share and due July 2023. As of December 31, 2020, $730,821 was outstanding under these notes. Upon issuance of the above notes, the Company determined the value of the convertible features was nil (see also note 9).

For the years ended December 31, 2020 and 2019, $40,000 and $26,667 was expensed in the statement of operation as amortization of debt discount and shown as interest expenses, respectively.

Accrued and unpaid interest for convertible notes payable as of December 31, 2020 and 2019 was $97,250 and $47,671, respectively.

For the years ended December 31, 2020 and 2019, $49,579 and $44,245, was charged as interest on debt and shown as interest expenses, respectively.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

9. DERIVIATIVE LIABLITY

As of December 31, 2020, and December 31, 2019, derivative liability consisted of the following:

On April 24, 2019 and April 29, 2019, the Company issued $335,000 in Convertible Notes to accredited investors, convertible into shares of the Company’s Common Stock at a deemed price equal to 80% of the deemed value of the common stock in one of the following (i) the filing of the final prospectus in relation to an initial public offering of the Common Shares (including in Canada), (ii) the filing of a final decision document in relation to a reverse take-over whereby a publicly listed company acquires, directly or indirectly, all the issued and outstanding Common Shares, or (iii) a change of control of the Company. The Convertible Notes accrue interest at a rate of 5% per annum and mature on May 1, 2022.

Due to the variable conversion price associated with this convertible promissory note, the Company has determined that the conversion feature is considered a derivative liability. The accounting treatment of derivative financial instruments requires that the Company record the fair value of the derivatives as of the inception date of the Convertible Note and to adjust the fair value as of each subsequent balance sheet date.

The initial fair value of the embedded debt derivative of $120,000 was allocated as a debt discount $120,000 was determined using intrinsic value. The fair value of the described embedded derivative was determined using the Monte Carlo Simulation with the following assumptions:

	April 2019	December 2019	December 2020
(1) time to conversion	1.94 years	1.25 years	1.00 years
(2) straight debt yield	19.0%	19.0%	16.5%
(3) volatility	90.00%	70.00%	75.00%
(4) risk-free interest rate	2.33%	1.59%	0.10%
(5) number of simulations	100	100	100

The subsequent fair value of the embedded debt derivative on December 31, 2019 was $100,000. Accordingly, the Company recorded $20,000 as a gain on the fair value of derivative during the year ended December 31, 2019.

The subsequent fair value of the embedded debt derivative on December 31, 2020 was $110,000. Accordingly, the Company recorded $10,000 as a loss on the fair value of derivative during the year ended December 31, 2020.

On August 1, 2018, the Company issued $622,042 in Convertible Notes to accredited investors, convertible into shares of the Company’s Common Stock at $9,339.97 per share. The Convertible Notes accrue interest at a rate of 2.42% per annum and mature on August 1, 2023. As of December 31, 2020, and 2019, $622,042 and $622,042 was outstanding under these Convertible Notes, respectively.

Due to the variable conversion price associated with this convertible promissory note, the Company has determined that the conversion feature is considered a derivative asset. The accounting treatment of derivative financial instruments requires that the Company record the fair value of the derivatives as of the inception date of the Convertible Promissory Note and to adjust the fair value as of each subsequent balance sheet date.

The initial fair value of the embedded debt derivative was nil. The fair value of the described embedded derivative was determined using the Black-Scholes Model with the following assumptions:

	August 2018		December 2019		December 2020
(1) dividend yield of	0	%;	0	%;	0	%;
(2) expected volatility of	100	%,	70	%,	75	%,
(3) risk-free interest rate of	2.48	%,	1.59	%,	0.10	%,
(4) expected life of	2.25 years		1.25 years		1.00 years
(5) fair value of the Company’s common stock of	$9,400 per share.		$9,400 per share.		$9,400 per share.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

9. DERIVIATIVE LIABLITY (cont.)

The subsequent fair value of the embedded debt derivative on December 31, 2019 was $140,000. Accordingly, the Company recorded $146,000 as a gain on the fair value of derivative during the year ended December 31, 2019.

Management determined there was no future value in the derivative asset as recorded and therefore recorded a full allowance of $140,000 as a loss on the fair value of derivative during the year ended December 31, 2019.

The subsequent fair value of the embedded debt derivative on December 31, 2020 was nil.

On August 1, 2018, the Company issued $730,821 in Convertible Notes to accredited investors, convertible into shares of the Company’s Common Stock at $1,097 per share. The Convertible Notes accrue interest at a rate of 2.42% per annum and mature on August 1, 2023. As of December 31, 2020, and 2019, $730,821 and $730,821 was outstanding under these Convertible Notes, respectively.

Due to the variable conversion price associated with this convertible promissory note, the Company has determined that the conversion feature is considered a derivative asset. The accounting treatment of derivative financial instruments requires that the Company record the fair value of the derivatives as of the inception date of the Convertible Promissory Note and to adjust the fair value as of each subsequent balance sheet date.

The initial fair value of the embedded debt derivative was nil. The fair value of the described embedded derivative was determined using the Black-Scholes Model with the following assumptions:

	August 2018		December 2019		December 2020
(1) dividend yield of	0	%;	0	%;	0	%;
(2) expected volatility of	100	%,	70	%,	75	%,
(3) risk-free interest rate of	2.48	%,	1.59	%,	0.10	%,
(4) expected life of	2.25 years		1.25 years		1.00 years
(5) fair value of the Company’s common stock of	$1,097 per share.		$1,097 per share.		$1,097 per share.

The subsequent fair value of the embedded debt derivative on December 31, 2019 was ($160,000). Accordingly, the Company recorded $166,000 as a gain on the fair value of derivative during the year ended December 31, 2019.

Management determined there was no future value in the derivative asset as recorded and therefore recorded a full allowance of $160,000 as a loss on the fair value of derivative during the year ended December 31, 2019.

The subsequent fair value of the embedded debt derivative on December 31, 2020 was ($90,000). Accordingly, the Company recorded $90,000 as a gain on the fair value of derivative during the year ended December 31, 2020.

Management determined there was no future value in the derivative asset as recorded and therefore recorded a full allowance of $90,000 as a loss on the fair value of derivative during the year ended December 31, 2020.

During the years ended December 31, 2020, and 2019, the Company recorded the loss (gain) in fair value of derivative $10,000 and $(32,000), respectively.

For the years ended December 31, 2020, and 2019, $40,000 and $26,667, respectively, was expensed in the statement of operation as amortization of debt discount related to above notes and shown as interest expenses, respectively.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

9. DERIVIATIVE LIABLITY (cont.)

The following table represents the Company’s derivative liability activity for the year ended:

Balance December 31, 2018	$12,000
Initial measurement at issuance date of the notes	120,000
Change in fair value of derivative at period end	(32,000)
Balance December 31, 2019	$100,000
Change in fair value of derivative at year end	10,000
Balance December 31, 2020	$110,000

10. NOTES PAYABLE

As of December 31, 2020, and December 31, 2019, notes payable consisted of the following:

	December 31, 2020	December 31, 2019
Promissory note dated September 2016, in the original amount of $39,004 secured by equipment, which matures September 2018; monthly payments of $1,928 including interest at 18% per annum.	$7,430	$9,220
Promissory note dated June 2017, in the original amount of $54,000 unsecured, which matures December 2021; monthly payments of interest only at 1.5% per month	53,970	53,970
Promissory note dated August 2018, in the original amount of $24,985 unsecured, which matures December 2021; no monthly payments, interest at 4% per annum which has been waived.	24,984	24,984
Promissory note dated May 2017, in the original amount of $56,276 secured by equipment, which matures May 2019; monthly payments of $2.781 including interest at 18% per annum.	—	22,184
Promissory note dated September 2018, in the original amount of $1,275,000 unsecured, which matures January 2024; monthly payments of $28,362 including interest 12% per annum.	873,526	1,094,422
Promissory note dated February 2016, in the original amount of $25,000 unsecured, which matures February 2021; quarterly payments of interest only at 18% per annum.	24,994	24,994
Promissory note dated February 2017, in the original amount of $20,000 unsecured, which matures February 2021; quarterly payments of interest only 18% per annum.	20,000	20,000
Promissory note dated February 2017, in the original amount of $50,000 unsecured, which matures February 2021; monthly payments of interest only 18% per annum.	50,000	50,000
Promissory note dated February 2017, in the original amount of $25,000 unsecured, which matures February 2021; monthly payments of interest only at 18% per annum.	12,500	25,000
Promissory note dated March 2017, in the original amount of $250,000 unsecured, which matures March 2020; monthly payments of interest only at 18% per annum.	—	250,000
Promissory note dated March 2017, in the original amount of $150,000 unsecured, which matures January 2021; monthly payments of interest only at 18% per annum.	150,000	150,000
Promissory note dated September 2018, in the original amount of $6,800,000 unsecured, which matures February 2025; monthly payments of $132,941 including interest only at 12% per annum.	5,129,950	6,048,835

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

10. NOTES PAYABLE (cont.)

	December 31, 2020	December 31, 2019
Promissory note dated September 2018, in the original amount of $50,000 unsecured, which matured November 2018; no stated payments, 0% interest	50,000	50,000
Promissory note dated April 2019, in the original amount of $2,000,000 unsecured, which matures June 2022; monthly payments of $64,534 including interest at 10% per annum.	1,018,971	1,656,432
Promissory note dated June 2019, in the original amount of $500,000 unsecured, which matures June 2021; monthly payments of interest only at 10% per annum.	500,000	500,000
Promissory note dated September 2019, in the original amount of $200,000 unsecured, which matures September 2020; monthly payments of $20,000 including interest at 20% per annum.	—	150,000
Promissory note dated January 2020, in the original amount of $750,000 unsecured, which matures January 2022; monthly payments of interest only at 15% per annum.	750,000	—
Promissory note dated May 2020, in the original amount of $400,000 unsecured, which matured September 2020; monthly payments of interest only at 20% per annum, default interest at 25% per annum.	400,000	—
Promissory note dated June 2020, in the original amount of $250,000 unsecured, which matures September 2021; monthly payment of $24,583 including interest at 18% per annum.	187,500	—
Promissory note dated Julye 2020, in the original amount of $10,661 secured by equipment with a net book value of $9,138, which matures October 2022; monthly payments of $319, no interest.	7,023	—
Promissory note dated November 2020, in the original amount of $11,600 unsecured, which matures February 2021; no monthly payments, no interest.	11,600	—
Total notes payable	9,272,448	10,130,041
Less: current portion of notes payable	(3,487,145)	(2,607,587)
Notes payable, net of current portion	$5,785,303	$7,522,454

Maturities of the Company’s Notes Payable as of December 31, 2020 were as follows:

Year Ending December 31,	Total
2021	$3,487,145
2022	2,513,383
2023	1,630,764
2024	1,641,156
2025	—
2026 and Thereafter	—
$9,272,448

Accrued and unpaid interest for notes payable as of December 31, 2020 and 2019 was $25,520 and $40,081, respectively.

For the years ended December 31, 2020 and 2019, $1,272,538 and $1,155,776, was charged as interest on debt and shown as interest expenses, respectively.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

11. NOTES PAYABLE — RELATED PARTIES

The Company has obtained multiple loans for terms ranging from two to four years from multiple related parties. These loans carry interest between a range of 0% to 18% per annum and a final payment of the remaining principal and interest balance, if applicable, on the maturity date. Lenders of $426,458 have waived their interest payments from period of loan issuance. The balance outstanding as of December 31, 2020 and 2019, was $1,700,557 and $1,653,209, respectively.

As of December 31, 2020, and December 31, 2019, notes payable — related parties consisted of the following:

	December 31, 2020	December 31, 2019
Promissory note due to Member 1, unsecured which matures March 31, 2021, 18% interest only payments due quarterly.	$500,000	$500,000
Various promissory notes due to Member 2, unsecured which mature December 31, 2021, no stated payments, interest of 4% waived.	248,901	248,901
Promissory note due to Member 2, unsecured which matures December 31, 2021, 15% interest only payments due monthly.	215,000	215,000
Promissory note due to an affiliate owner, unsecured which matures March 31, 2021, 18% interest only payments due quarterly.	200,000	200,000
Various promissory notes due to Member 3, unsecured, which mature December 31, 2021, no stated payments, interest of 4% to 5% waived.	120,024	72,676
Various promissory notes due to Member 4, unsecured, which mature December 31, 2021, no stated payments, interest of 4%-5% waived.	94,392	94,392
Promissory note due to Member 2, unsecured which matures December 31, 2021, 12% interest only payments due monthly.	50,000	50,000
Various promissory note due to an affiliate owner, unsecured which mature December 31, 2021, 4% interest waived.	12,240	12,240
Promissory note due to an affiliate owner, unsecured which matures December 31, 2021, 4% interest, no stated payments.	10,000	10,000
Total notes payable	1,450,557	1,403,209
Less: current portion of notes payable	(1,450,557)	(1,403,209)
Notes payable, net of current portion	$—	$—

Maturities of the Company’s notes payable — related parties as of December 31, 2020 were as follows:

Year Ending December 31,	Total
2021	$1,450,557
$1,450,557

Accrued and unpaid interest for notes payable as of December 31, 2020 and 2019 was $27,899 and $70,331, respectively.

For the years ended December 31, 2020 and 2019, $171,225 and $148,796, was charged as interest on debt and shown as interest expenses, respectively.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

12. INCOME TAXES

The Company accounts for income taxes in accordance with ASC 740 — Income Taxes, under which deferred tax assets and liabilities are recognized based upon anticipated future tax consequences attributable to differences between financial statement carrying values of assets and liabilities and the respective tax bases.

For the years ended December 31, 2020 and 2019, income taxes expense consisted of:

	Year Ended December 31,
	2020	2019
Current:
Federal	$2,542,855	$2,088,935
State	146,759	17,063
Total Current	2,689,614	2,105,998
Deferred:
Federal	(41,566)	(209,672)
State	(89,171)	(42,348)
Total Deferred	(130,737)	(252,020)
Total	$2,558,877	$1,853,978

The difference between the income tax expense for the years ended December 31, 2020 and 2019 and the expected income taxes based on the statutory tax rate applied to pre-tax earnings (loss) arises as follows:

	Year Ended December 31,
	2020	2019
(Loss) before Income Taxes	$(222,975)	$(2,631,135)
Statutory Tax Rates	21%	21%
(Recovery) based on Statutory Rates	(46,825)	(552,538)
Pass-throughs	16,752	(934)
State Taxes (Benefit)	55,839	(5,934)
Non-deductible Expenses	2,470,854	2,166,041
Change in Valuation Allowance	(157,278)	59,545
Change in Uncertain Tax Position	63,957	189,044
Other Differences	155,242	(1,246)
Income Tax Expense	$2,558,877	$1,853,978

As the Company operates in the cannabis industry, it is subject to the limitations of IRC Section 280E under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E. Therefore, the effective tax rate can be highly variable and may not necessarily correlate with pre-tax income or loss.

Deferred taxes are provided using an asset and liability method whereby deferred tax assets are recognized based on the rates at which they are expected to reverse in the future. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. The effect on deferred tax assets and liabilities of a change in tax law or tax rates is recognized in income in the period that enactment occurs.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

12. INCOME TAXES (cont.)

As of December 31, 2020, and 2019, the components of deferred tax assets and liabilities were as follows:

	Year Ended December 31,
	2020	2019
Deferred Tax Assets
Net Operating Losses	$221,761	$179,923
Depreciation	629,779	588,045
Other	70,474	70,474
Valuation Allowance	(110,113)	(157,278)
Total Deferred Tax Assets	811,901	681,164

Deferred Tax Liabilities
Uncertain Tax Position	(807,307)	(743,350)
Total Deferred Tax Liabilities	(807,307)	(743,350)
Net Deferred Tax Liabilities	$4,594	$(62,186)

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. We assess the positive and negative evidence to determine if sufficient future taxable income will be generated to use the existing deferred tax assets.

As of December 31, 2020, we had approximately $1,248,000 of state net operating loss carryforwards that begin to expire in 2033. Our evaluation of evidence resulted in management concluding that the majority of our net operating losses will not be realized. A valuation allowance in the amount of $110,113 is maintained as of December 31, 2020.

As of December 31, 2019, we had approximately $533,000 of state net operating loss carryforwards that begin to expire in 2033. Our evaluation of evidence resulted in management concluding that the majority of our net operating losses will not be realized. A valuation allowance in the amount of $157,278 is maintained as of December 31, 2019.

Pursuant to Section 382 and 383 of the Internal Revenue Code of 1986, as amended, utilization of our net operating losses and credits may be subject to annual limitations in the event of any significant future changes in its ownership structure. These annual limitations may result in the expiration of net operating losses and credits prior to utilization.

The Company operates in a number of tax jurisdictions and are subject to examination of its income tax returns by tax authorities in those jurisdictions who may challenge any item on these returns. Because the tax matters challenged by tax authorities are typically complex, the ultimate outcome of these challenges is uncertain. In accordance with ASC 740 (Topic 740, “Income Taxes”), the Company recognizes the benefits of uncertain tax positions in our combined consolidated financial statements only after determining that it is more likely than not that the uncertain tax positions will be sustained.

A reconciliation of unrecognized tax benefits is as follows:

Balance as of December 31, 2018	$554,306
Additions	189,044
Subtractions	—
Balance as of December 31, 2019	743,350
Additions	63,957
Subtractions	—
Balance as of December 31, 2020	$807,307

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

12. INCOME TAXES (cont.)

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in the provision for income taxes. As of December 31, 2020, and 2019, we recognized $63,957 and $63,319, respectively, of interest and penalties. There are no positions for which it is reasonably possible that the uncertain tax benefit will significantly increase or decrease within twelve months. We file income tax returns in the United States and various state jurisdictions with varying statutes of limitations. The federal statute of limitation remains open for the 2016 tax year to the present. The state income tax returns generally remain open for the 2016 tax year through the present.

13. SHAREHOLDERS’ DEFICIT

Common Stock

The Company is authorized to issue 10,000,000 shares of no-par common shares.

As of December 31, 2020, and 2019, there were 2,089,778 and 2,089,778 shares of common stock issued and outstanding, respectively.

On February 11, 2014, the Company issued 2,000,000 shares of common stock for $2,000 cash. On April 15, 2015, the Company issued 66,666 shares of common stock for $50,000 cash.

On October 25, 2018, the Company issued 23,112 shares of common stock pursuant to the exercise of warrants valued at $156,006.

Pursuant to multiple operating agreements entered between the members and managers of the Company’s affiliates, the shareholders made cash contributions of $776,000 and $998,000 during the years ended December 31, 2020 and 2019, respectively. Capital distributions during the years ended December 31, 2020 and 2019 totaled $94,804 and $370,703 were paid to various investors.

The table below describes the ownership of the Company and its Affiliates.

Entity	Owners	%
Rexroad Marquis Corporation	Various Owners	99%
	Individual – Shares for Service	1%
Bon Vivant LLC	Various Owners	100%
Green Gear Solutions LLC	Various Owners	100%
NevadaPure LLC	Various Owners	100%
Oregon Compassion Solutions LLC	Various Owners	100%
RMC Management Services LLC	Various Owners	100%
RMC Oregon LLC	Various Owners	100%
SMI Holdings LLC	Various Owners	100%
SPMI LLC	SMI Holdings LLC	100%
SBCMI LLC	SMI Holdings LLC	100%
SMV Group LLC	Various Owners	100%
SSCA Enterprises LLC	Various Owners	100%

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

13. SHAREHOLDERS’ DEFICIT (cont.)

	RMC	BV	GGS	NVP	OCS	RMC Mgmt	RMC OR	SMI	SPMI	SBCMI	SMV	SSCA	Eliminated	Total
Balance, January 1, 2019	$(657,404)	$(469,190)	$(41,683)	$(8,669,039)	$174,986	$(9,085)	$890,004	$242,791	$(72,251)	$(103,152)	$(135,387)	$(202,933)	$(1,000)	$(9,053,342)
Contributions	—	—	—	—	—	—	—	998,000	—	—	—	—	—	998,000
Distributions	—	—	—	—	—	(370,703)	—	—	—	—	—	—	—	(370,703)
Net (Loss) Income	(289,751)	(193,684)	(514,031)	(2,205,826)	(656,599)	462,258	4,297	77,128	(323,738)	(313,123)	(215,856)	(316,188)	—	(4,485,113)
Balance December 31, 2019	(947,155)	(662,874)	(555,714)	(10,874,865)	(481,613)	82,470	894,301	1,317,919	(395,989)	(416,275)	(351,243)	(519,120)	$(1,000)	$(12,911,158)
Contributions	—	—	—	—	—	—	—	776,000	—	—	—	—	—	776,000
Distributions	—	—	—	—	—	(94,805)	—	—	—	—	—	—	—	(94,805)
Net (Loss) Income	(319,131)	(2,974)	174,939	(1,781,938)	404,120	(9,452)	(79,921)	89,003	(836,183)	(647,204)	510,704	(283,814)	—	(2,781,852)
Balance, December 31, 2020	$(1,266,286)	$(665,848)	$(380,775)	$(12,656,803)	$(77,493)	$(21,786)	$814,380	$2,182,922	$(1,232,172)	$(1,063,479)	$159,461	$(802,934)	$(1,000)	$(15,011,814)

Warrants

On January 1, 2018, the Company issued 23,112 warrants exercisable at $6.75 per share. The warrants were issued in exchange for $156,006 of outstanding vendor payables. On October 25, 2018, the warrants were exercised, and the Company issued 23,112 shares of common stock. There was no warrant activity during the years ended December 31, 2019 and 2020.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

14. COMMITMENTS AND CONTINGENCIES

The Company is subject to lawsuits, investigations and other claims related to employment, commercial and other matters that arise out of operations in the normal course of business. Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other liabilities.

Contingent liabilities are measured at management’s best estimate of the expenditure required to settle the obligation at the end of the reporting period and are discounted to present value where the effect is material. The Company performs evaluations to identify onerous contracts and, where applicable, records contingent liabilities for such contracts.

Contingent consideration is measured upon acquisition and is estimated using probability weighting of potential payouts. Subsequent changes in the estimated contingent consideration from the final purchase price allocation are recognized in the Company’s combined consolidated statement of operations.

(a)    Contingencies

The Company’s operations are subject to a variety of local and state regulation. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, or losses of permits that could result in the Company ceasing operations in that specific state or local jurisdiction. While management of the Company believes that the Company is in compliance with applicable local and state regulations as of December 31, 2020, medical cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future. Cannabis is currently a Controlled Substances Act Schedule I drug as defined by federal law and is therefore, considered an illegal activity under federal statute. Civil and criminal punishment can be assessed against the Company and anyone who sells, holds, grows, or imports- controlled substances. Schedule I of the Controlled Substances Act lists drugs, including cannabis, that the federal government has determined to have: 1) a high potential for abuse, 2) no currently accepted medical use in the United States, and 3) a lack of safety for use even under medical supervision. Although the US Department of Justice has been encouraged not to prosecute cannabis distributors who comply with state and local laws, the federal law is still effective, and the Drug Enforcement Agency can investigate, and even raid, cannabis business that are legal under state and local statutes and regulations. If this were to occur, the Company would experience a material adverse effect on its financial condition, results of operations, and cash flows.

(b)    Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As of December 31, 2020, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s combined consolidated operations. There are also no proceedings in which any of the Company’s directors, officers or affiliates is an adverse party or has a material interest adverse to the Company’s interest.

On January 4, 2019, NevadaPure LLC joined with nine other cannabis dispensary license holders in the state of Nevada, Clark county, in a lawsuit against the Nevada State Department of Taxation seeking licensure resolution. As of September 2020, a judgement was reached and the plaintiffs were unsuccessful.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

15. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT

Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, accounts receivable, member contribution receivable, notes receivable, due from related parties, investments, accounts payable and accrued liabilities, notes payable, derivative liability, liability for acquisition of noncontrolling interest and contingent consideration payable. The Company’s financial instruments and their classifications as of December 31, 2020 are as follows:

	As of December 31, 2020
	Level 1	Level 2	Level 3	Total
Cash and Cash Equivalents	$1,118,531	$—	$—	$1,118,531
Notes Receivable	104,121	—	—	104,121
Due from Related Parties	56,247	—	—	56,247
Accounts Payable	(2,869,522)	—	—	(2,869,522)
Accrued Liabilities	(6,872,248)	—	—	(6,872,248)
Derivative Liability	—	—	(110,000)	(110,000)
	$(8,462,871)	$—	$(110,000)	$(8,572,871)

The Company’s financial instruments and their classification as of December 31, 2019 is as follows:

	As of December 31, 2019
	Level 1	Level 2	Level 3	Total
Cash and Cash Equivalents	$867,260	$—	$—	$867,260
Notes Receivable	104,121	—	—	104,121
Due from Related Parties	63,953	—	—	63,953
Accounts Payable	(3,049,128)	—	—	(3,049,128)
Accrued Liabilities	(4,842,214)	—	—	(4,842,214)
Derivative Liability	—	—	(100,000)	(100,000)
	$(6,856,008)	$—	$(100,000)	$(6,956,008)

There have been no transfers between fair value levels during the periods ended December 31, 2020 and 2019.

Financial Risk Management

The Company is exposed in varying degrees to a variety of financial instrument related risks. The Board mitigates these risks by assessing, monitoring and approving the Company’s risk management processes:

(a)    Credit Risk

Credit risk is the risk of a potential loss to the Company if a customer or third party to a financial instrument fails to meet its contractual obligations. The maximum credit exposure as of December 31, 2020 is the carrying amount of cash and cash equivalents. The Company does not have significant credit risk with respect to its customers.

The Company provides credit to its customers in the normal course of business and has established credit evaluation and monitoring processes to mitigate credit risk but has limited risk as the majority of its sales are transacted with cash. As of December 31, 2020 and 2019, the Company had approximately $44,821 and $180,206 of accounts receivable that were past due. Given management’s expectation that any credit losses will be nominal, no provision is provided.

REXROAD MARQUIS CORPORATION AND AFFILIATES
Notes to the Combined Consolidated Financial Statements
For the Years Ended December 31, 2020 and 2019

15. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (cont.)

(b)    Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations associated with financial liabilities. The Company manages liquidity risk through the effective management of its capital structure. The Company’s approach to managing liquidity is to ensure that it will have sufficient liquidity at all times to settle obligations and liabilities when due.

In addition to the commitments outlined in Note 13, the Company has the following contractual obligations:

	<1 Year	1 to 3 Years	3 to 5 Years	>5 Years	Total
Accounts Payable	$(2,869,522)	$—	$—	$—	$(2,869,522)
Accrued Liabilities and Other Liabilities	(6,872,248)	—	—	—	(6,872,248)
Notes Payable	(4,992,582)	(7,474,955)	—	—	(12,467,537)
	$(14,734,352)	$(7,474,955)	$—	$—	$(22,209,307)

(c)     Market Risk

Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Cash and cash equivalents bear interest at market rates. The Company’s financial debts have fixed rates of interest and therefore expose the Company to a limited interest rate fair value risk.

16. SUBSEQUENT EVENTS

(a)    Debt Issuances

On January 22, 2021, the Company issued $500,000 in Convertible Notes to accredited investors, convertible into shares of the Company’s Common Stock. The Convertible Notes accrue interest at a rate of 5% per annum and mature on January 22, 2026.

(b)    COVID-19 Global Pandemic

On March 11, 2020, the World Health Organization declared COVID-19 a global pandemic and recommended containment and mitigation measures worldwide. The Company is monitoring this closely, and although operations have not been materially affected by the COVID-19 outbreak to date, the ultimate severity of the outbreak and its impact on the economic environment is uncertain. Operations of the Company are currently ongoing as the cultivation, processing and sale of cannabis products is currently considered an essential business by the states in which we operate with respect to all customers. The uncertain nature of the spread of COVID-19 globally may impact our business operations for reasons including the potential quarantine of our employees, customers, and third-party service providers. At this time, the Company is unable to estimate the impact of this event on its operations.

Report of Independent Registered Public Accounting Firm

To the Members

Futureworks LLC and Subsidiaries dba The Health Center

Results of Review of Interim Consolidated Financial Statements

We have reviewed the accompanying interim consolidated balance sheet of Futureworks LLC and subsidiaries dba The Health Center (the “Company”) as of March 31, 2021, and the related interim consolidated statements of operations, changes is members’ equity, and cash flows for the three-month periods ended March 31, 2021 and 2020, and the related notes (collectively referred to as the “interim consolidated financial statements”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim consolidated financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

Another auditor had previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), the consolidated balance sheet of the Company and subsidiaries as of December 31, 2020, and the related consolidated statements of income, changes in members’ equity, and cash flows for the year then ended (not presented herein); and in their report dated March 22, 2021, they expressed an unqualified opinion on those consolidated financial statements. In their opinion, the information set forth in the accompanying consolidated balance sheet as of December 31, 2020, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.

Basis for Review Results

These interim consolidated financial statements are the responsibility of the Company’s management. We conducted our review in accordance with the standards of the PCAOB. A review of interim financial statements consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

/s/ Macias Gini & O’Connell LLP

New York, New York

May 26, 2021

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
Consolidated Balance Sheets
March 31, 2021 and December 31, 2020

	March 31, 2021	December 31, 2020
	(Unaudited)
ASSETS
Current Assets
Cash and Cash Equivalents	$1,807,429	$2,357,144
Accounts Receivable, net	313,452	96,901
Inventories	1,842,103	1,291,968
Deposits & Prepayments	98,595	391,648
Total Current Assets	4,061,579	4,137,661
Property and Equipment, net
Computer Equipment	50,966	48,732
Furniture and Fixtures	323,406	274,860
Equipment	1,378,079	1,387,407
Vehicles	27,121	27,121
Leasehold Improvements	4,291,491	4,215,211
Construction in Progress	3,332,775	3,102,958
	9,403,838	9,056,289
Less Accumulated Depreciation	(3,616,470)	(3,464,021)
Total Property and Equipment, net	5,787,368	5,592,268
Other Noncurrent Assets
Other Assets	150,874	151,612
Total Assets	$9,999,821	$9,881,541
LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities
Accounts Payable	$705,097	$574,792
Sales Tax Payable	326,869	348,383
Accrued Liabilities	1,017,317	1,050,645
Lease Liability, Current Portion	143,447	155,604
Notes Payable, Current Portion	394,726	379,983
Total Current Liabilities	2,587,456	2,509,407
Long-Term Liabilities
Deferred Rent	237,795	271,169
Lease Liability	427,729	462,187
Notes Payable	1,953,323	2,057,708
Notes Payable, Related Party	1,936,314	1,909,733
Total Long-Term Liabilities	4,555,161	4,700,797
Total Liabilities	7,142,617	7,210,204
Commitments and Contingencies (Note 9)

Members’ Equity	2,857,204	2,671,337
Total Liabilities and Members’ Equity	$9,999,821	$9,881,541

The Accompanying Notes Are an Integral Part of These Unaudited Consolidated Financial Statements.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
Unaudited Consolidated Statements of Operations
Three Months Ended March 31, 2021 and 2020

	Three Months Ended
	March 31, 2021	March 31, 2020
REVENUE:
Retail Revenue	$4,289,213	$3,400,258
Wholesale Revenue	1,001,619	1,205,588
Total Revenue	5,290,832	4,605,846

Cost of Goods Sold	2,985,121	3,026,892

GROSS PROFIT	2,305,711	1,578,954

OPERATING EXPENSES
General and Administrative	1,339,015	770,812
Sales and Marketing	66,693	78,303
Total Operating Expenses	1,405,708	849,115

OPERATING INCOME	900,003	729,839

OTHER INCOME (EXPENSE)
Other Income	35,657	19,447
Interest Expense, net	(119,793)	(14,497)
Total Other Income (Expense)	(84,136)	4,950

NET INCOME	$815,867	$734,789

The Accompanying Notes Are an Integral Part of These Unaudited Consolidated Financial Statements.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
Unaudited Consolidated Statements of Changes in Members’ Equity
March 31, 2021 and 2020

Balance, December 31, 2020	$2,671,337
Members’ Distribution	(630,000)
Net Income	815,867
Balance, March 31, 2021	$2,857,204

Balance, December 31, 2019	$211,065
Members’ Distribution	(130,000)
Purchase of Outstanding Equity in Consolidated VIE	(40,000)
Net Income	734,789
Balance, March 31, 2020	$775,854

The Accompanying Notes Are an Integral Part of These Unaudited Consolidated Financial Statements.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
Unaudited Consolidated Statements of Cash Flows
Three Months Ended March 31, 2021 and 2020

	Three Months Ended
	March 31, 2021	March 31, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$815,867	$734,789

Adjustments to Reconcile Net Income to Cash Provided by Operating Activities:
Depreciation Expense	153,189	147,528
Bad Debt Expense	2,339	11,248

Changes in Operating Assets & Liabilities:
Increase in Accounts Receivable	(218,890)	(50,482)
Increase in Inventory	(550,135)	(33,383)
(Decrease) Increase in Other Assets	293,791	(7,488)
Increase Accounts Payable	130,305	210,152
(Decrease) Increase Sales Tax Payable	(21,514)	34,192
(Decrease) Increase Accrued Liabilities	(33,328)	224,157
Increase Related Party Payable	26,581	46,469
Decrease Deferred Rent	(33,374)	(1,189)
Net Cash Provided By Operating Activities	564,831	1,315,993

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Property and Equipment	(329,588)	(856,128)
Capitalized Interest Related to Construction In Progress	(18,701)	(141,591)
Net Cash (Used In) Investing Activities	(348,289)	(997,719)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on Lease Liabilities	(46,615)	(21,964)
Payments on Note Payable	(89,642)	(73,277)
Payments on Notes Payable, Related Party	—	(250,000)
Purchase of Outstanding Equity of Consolidated VIE	—	(40,000)
Distributions to Members	(630,000)	(130,000)
Net Cash (Used In) Financing Activities	(766,257)	(515,241)

NET DECREASE IN CASH & CASH EQUIVALENTS	(549,715)	(196,967)

CASH & CASH EQUIVALENTS, BEGINNING OF THE PERIOD	2,357,144	2,219,676

CASH & CASH EQUIVALENTS, END OF THE PERIOD	$1,807,429	$2,022,709

SUPPLEMENTAL CASH FLOW DISCLOSURES:
Cash Paid for Interest	$111,914	$118,508

The Accompanying Notes Are an Integral Part of These Unaudited Consolidated Financial Statements.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
Notes to the Unaudited Consolidated Financial Statements

1. NATURE OF THE ORGANIZATION AND BUSINESS

Futureworks LLC (“the Company”) doing business as The Health Center, was organized in June 2010 in the State of Colorado as a holding company in order to invest and pursue opportunities in the emerging cannabis industry in Colorado. The Company is a vertically integrated cannabis business, engaged in the cultivation and sale of high-grade THC cannabis and related products.

The Company currently operates three commercial marijuana cultivation facilities and three dispensaries in the State of Colorado. The Company, through its subsidiaries, currently holds 14 licenses, all in the State of Colorado. During 2021, the Company expects to complete construction of its Marijuana Infused Product (“MIP”) facility and intends to begin offering cannabis infused products in the second half of 2021.

The Company operations are conducted through the following consolidated entities:

Nutritional Elements, LLC — (“Nutritional Elements”) converted from a for-profit corporation into a Limited Liability Company in March 2018 in the State of Colorado, operations include a cultivation and a dispensary in Denver, Colorado.

Mayflower Group, LLC — (“Mayflower”) organized in April 2010 in the State of Colorado, operations include a cultivation and a dispensary in Denver, Colorado.

Gold and T, LLC (“Gold and T”) — organized in January 2018 in the State of Colorado, operations include a dispensary in Boulder, Colorado.

Nuhi, LLC (“Nuhi”) — organized in December 2014 in the State of Colorado, operations are focused on cultivation and distribution of products for resale. In April 2018, Nuhi obtained a 50% equity interest in Phase C, a Colorado Limited Liability Company established to produce Marijuana Infused Products. This entity was organized in April of 2018 with its operations focused on the identification of capital and the construction of a MIP facility. Phase C was identified as a variable interest entity (“VIE”). On January 1, 2020, Nuhi acquired the remaining 50% equity interest in Phase C. In December 2020, Nuhi, as the sole equity holder, dissolved Phase C and took title to all assets and liabilities. See Note 3 — Variable Interest Entities — Consolidated.

Emerson Management Services LLC (“Emerson Management’) — organized in March 2012 in the State of Colorado, by Reagan Yeomans. Mrs. Yeomans, a majority equity holder and officer of the Company, is the sole member and manager of Emerson Management. Emerson Management provides equipment leasing to Futureworks and its subsidiaries. The Company consolidates Emerson Management as a financially controlled VIE. See Note 3 — Variable Interest Entities — Consolidated.

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) for interim financial information. The consolidated financial statements include the accounts of all consolidated subsidiaries and financially controlled variable interest entities. All intercompany balances and transactions have been eliminated in consolidation. The accompanying financial statements should be read in conjunction with the consolidated financial statements for the year ended December 31, 2020. Results for the three months ended March 31, 2021 are not necessarily an indication of the results that may be expected for the full year ending December 31, 2021.

Use of Estimates

The preparation of consolidated financial statements in accordance with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts in the consolidated financial statements and accompanying notes. These estimates form the basis for judgments the Company makes about the carrying values of assets and liabilities that are not readily apparent from other sources. The Company bases its estimates and judgments

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
Notes to the Unaudited Consolidated Financial Statements

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

on historical experience and on various other assumptions that the Company believes are reasonable under the circumstances. These estimates are based on management’s knowledge about current events and expectations about actions the Company may undertake in the future. Significant estimates include, but are not limited to allowance for doubtful accounts, inventory valuation, depreciation methods and periods, and equity-based compensation. Actual results could differ materially from those estimates.

Reclassification

Certain prior year/period amounts have been reclassified for consistency with the current period presentation.

Risks and Uncertainties

The Company is subject to significant risks common to companies operating within the legal and medical marijuana industries, including, but not limited to, federal laws, government regulations and jurisdictional laws. Currently, under United States federal laws, the cultivation and sale of cannabis for both medical and recreational use is illegal. The Company is subject to uncertainty and risks that can have a material impact upon operations as there is no certainty as to when or if federal laws will be changed as it pertains to the status of cannabis as an illegal Schedule I drug. If the federal government elects to enforce the las as currently written or otherwise changes the laws in an adverse way with respect to cannabis, it could have an adverse effect on the Company’s operations, including potential prosecution under the laws and liquidation of the Company. Additionally, there are no guarantees the State of Colorado and local municipalities where the operations are based will continue to allow for the legal growth and sale of cannabis for both medical and recreational purposes.

Further, the Company is subject to certain risks and uncertainties as it pertains to its federal tax returns and the treatment of costs as they pertain to IRC Section 280E.

Income Taxes

The Company and its subsidiaries are limited liability companies under the Internal Revenue Code (IRC), all of which are taxed similar to a partnership. As such, in lieu of corporate income tax, the partners or members of the owners are taxed on their proportionate share of the owners’ income (loss). Accordingly, no provision for income taxes has been made in the accompanying consolidated financial statements.

The Company complies with ASC 740 — Income Taxes (“ASC 740”); accounting for uncertainty in income taxes recognized in a company’s financial statements, which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s consolidated financial statements.

The Company at, this time, is not subject to any pending IRS audits, and is no longer subject to examination for the years before 2017.

Impact of COVID-19 Pandemic

On March 11, 2020, the World Health Organization declared the current coronavirus (“COVID-19”) outbreak to be a global pandemic. In response to this declaration and the rapid spread of COVID-19 within the United States, federal, state, and local governments throughout the country have imposed varying degrees of restrictions on social and commercial activity to promote social distancing in an effort to slow the spread of the illness. These measures had a significant adverse impact upon many sectors of the economy, including retail commerce.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
Notes to the Unaudited Consolidated Financial Statements

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

All of the Company’s operational and retail activities are located in Colorado. The State of Colorado declared cannabis dispensaries and related cultivation facilities to be essential retail commerce, with restrictions as to how operations should proceed. In response to those measures and for protection of both employees and customers, the Company made required changes to operations, which did not have a material impact upon operations or the financial condition of the Company.

While the state and local governments have eased restrictions on commercial retail activity, it is possible that a resurgence in COVID-19 cases could prompt a return to or new tighter restrictions to be instituted in the future. The Company is not aware of any specific event or circumstance that would require an update to its estimates or judgments or a revision of the carrying value of its assets or liabilities as of the date of issuance of these consolidated financial statements. It is possible that new or tighter restrictions could require the Company to take additional measures to protect both its employees and customers. If these or similar events or restrictions occur, they could impact the estimates discussed in Use of Estimates, above.

Recently Issued but Not Yet Adopted Accounting Pronouncements

The Company has reviewed relevant new accounting pronouncements issued but not yet adopted by the Company that may impact its consolidated financial statements and does not believe that there are any other new pronouncements that have been issued that might have a material impact on its financial position or results of operations except as noted below:

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), to provide guidance on recognizing lease assets and lease liabilities on the consolidated balance sheet and disclosing key information about leasing arrangements, specifically differentiating between different types of leases. The core principle of Topic 842 is that a lessee should recognize the assets and liabilities that arise from all leases. The recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee have not significantly changed from previous GAAP. There continues to be a differentiation between finance leases and operating leases. However, the principal difference from previous guidance is that the lease assets and lease liabilities arising from operating leases should be recognized in the consolidated balance sheet. Under ASU 2018-11, in transition, lessees and lessors are able to apply an optional transition method at the adoption date by recognizing the cumulative-effective adjustment to the opening balance of retained earnings, and not restating the comparative periods presented. The accounting applied by a lessor is largely unchanged from that applied under previous GAAP. The amendments will be effective for private companies with fiscal years beginning after December 15, 2021, including interim periods within those fiscal years, and early adoption is permitted. The Company is currently evaluating the impact of these amendments on its consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. ASU 2016-13 requires the measurement of current expected credit losses for financial assets held at the reporting date based on historical experience, current conditions and reasonable and supportable forecasts. Adoption of ASU 2016-13 will require financial institutions and other organizations to use forward-looking information to better formulate their credit loss estimates. In addition, the ASU amends the accounting for credit losses on available for sale debt securities and purchased financial assets with credit deterioration. This update will be effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years The Company is currently evaluating the impact of these amendments on its consolidated financial statements.

In March 2020, the FASB issued ASU 2020-04 (ASU), Reference Rate Reform (Topic 848) (“ASC 848”). This standard provides optional guidance for a limited period of time to ease the potential burden in accounting for the effects of reference rate reform on financial reporting. Reference rates are widely used in a broad range of financial instruments and other agreements. In response to concerns about structural risks of interbank offered rates, regulators in several jurisdictions around the world have undertaken efforts generally referred to as reference rate reform, to identify alternative reference rates that are more observable or transaction-based and less susceptible to manipulation. As a result of the reference rate reform initiative, certain widely used reference rates are expected to be discontinued. The ASU can be adopted no later than December 31, 2022, with early adoption permitted. The Company is evaluating the effect of adopting this new accounting guidance.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
Notes to the Unaudited Consolidated Financial Statements

3. VARIABLE INTEREST ENTITIES — CONSOLIDATED

In accordance with ASC 810 — Consolidation, the Company reviews its transactions and relationships with its related parties and affiliates for the identification of Variable Interest Entities (“VIEs”). VIEs are generally entities that lack sufficient equity to finance their activities without additional financial support from other parties or whose equity holders lack adequate decision-making ability. All VIEs with which the Company has a variable interest must be evaluated to determine the primary beneficiary of the risks and rewards of the VIE. The primary beneficiary is required to consolidate the VIE for financial reporting purposes.

Emerson Management Services LLC

The Company has concluded that based on its equipment leasing relationship that it holds a variable interest in Emerson Management. Emerson Management subleases equipment to the Company and the Company has provided cross corporate guarantees on the original leases held by Emerson Management and as a result expose the Company to economic risks, even though the Company does not hold an equity interest in the Company. Emerson Management is wholly owned by an officer and sole equity holder of the Company.

The non-controlling interest of Emerson Management are not separately reported in the consolidated financial statements as the Company has determined it is not significant.

The creditors of Emerson Management, other than the Equipment Lessor, do not have recourse to the Company’s general credit and each such of Emerson’s assets are not available to satisfy any other debt.

The following tables set forth the assets and liabilities of the VIE, which were included in the Company’s consolidated balance sheets, statements of operations and cash flows.

Balance Sheets:

	March 31, 2021	December 31, 2020
Cash and Cash Equivalents	$7,769	$9,185
Equipment, net	377,028	418,557
Other Assets	417	1,044
Total Assets	$385,214	$428,786

Accounts Payable	$6,793	$2,993
Lease Liability	73,532	98,496
Advances from Futureworks and Affiliates	573,546	562,995
Total Liabilities	$653,871	$664,484

4. REVENUE

The Company’s revenues are earned from contracts with wholesale customers. Contracts include written agreements, as well as arrangements that are implied by customary practices or law.

Revenues consist of retail and wholesale sale of cannabis. Revenue is recognized at the point of sale for retail customers or upon delivery for wholesale. Payment is typically due upon transferring the goods to the customer or within a specified time period permitted under the Company’s credit policy. Sales discounts were not material during the three months ended March 31, 2021 and 2020.

Loyalty Reward Program

The Company offers a loyalty reward program to its dispensary customers that provides a discount on a future purchase based on accumulated points. The Company accounts for the points granted as a separate performance obligation recorded as a reduction to revenue and a corresponding increase to loyalty program liability. Such amounts will be recognized as revenue when the performance obligation is fulfilled as customers redeem points. The Company

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
Notes to the Unaudited Consolidated Financial Statements

4. REVENUE (cont.)

estimates the reasonableness and the value of future redemption obligations based on management expectations as historical data on redemption rates is accumulated. At March 31, 2021 and December 31, 2020, the liability associated with outstanding performance obligations of the loyalty reward program were $198,186 and $257,062, respectively.

For the three months ending March 31, 2021, management made changes to its procedures in estimating the Company’s liability with respect to the obligations of the loyalty reward program. Management, from time to time, updates procedures based on available information and has determined the change in estimation represents a more reasonable value of the future redemption obligations of the loyalty reward program.

5. INVENTORY

Inventory is comprised of merchandise for sale, finished goods, and work-in-process such as pre-harvested cannabis plants.

At March 31, 2021 and December 31, 2020, inventory consists of the following:

	March 31, 2021	December 31, 2020
Works in Process	$1,232,496	$855,660
Finished Goods	609,607	436,308
Total Inventory	$1,842,103	$1,291,968

Inventory allowance includes those adjustments for such items as lower of cost or net realizable value adjustments. As of March 31, 2021 and December 31, 2020, no allowance was required.

6. ACCRUED LIABILITIES

At March 31, 2021 and December 31, 2020, accrued liabilities consisted of:

	March 31, 2021	December 31, 2020
Accrued Payroll Liabilities	$534,159	$401,916
Accrued Excise Tax	131,789	150,684
Deferred Revenue: Loyalty Program	198,186	257,062
Other Accrued Liabilities	153,183	240,983
Total Accrued Liabilities	$1,017,317	$1,050,645

7. RELATED PARTY TRANSACTIONS

Note Payable

From May 2014 through December 2018, Ms. Yeomans, an officer, manager and the majority equity holder of the Company, advanced funds to support operations totaling $2,108,831. The funds do not have payment terms and are not secured by any assets, funds have accrued interest at a rate of 12% per annum.

In November 2020, the Company issued Ms. Yeomans’ an Unsecured Promissory Note to formalize the terms of the funds owed to her. The unsecured promissory note has an interest rate of 12% per annum and a due date of December 31, 2025.The note and any accrued interest is payable in full at that time. Interest can accrue on the outstanding principal balance only. During the three months ended March 31, 2021 and 2020, the Company recognized interest expense of $26,581 and $37,581, respectively.

During the three months ended March 31, 2021 and 2020, payments of $0 and $250,000 were made against the principal of the note. As of March 31, 2021 and December 31, 2020, outstanding principal and accrued interest on the note was $1,936,314 and $1,909,733, respectively, of which $1,050,292 and $1,023,712 are accrued interest.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
Notes to the Unaudited Consolidated Financial Statements

7. RELATED PARTY TRANSACTIONS (cont.)

Guarantees

Officers and equity holders of the Company have provided personal guarantees in securing not only debt, but also commercial leases held by the Company. They have not received consideration for providing such guarantees and are not obligated to continue to provide such guarantees.

At March 31, 2021 and December 31, 2020, the following items had been guaranteed by the following individuals:

Transaction Guaranteed	Guaranteed By
Urban Details, LLC Promissory Note*	Yeomans & Goldman
Nome Debt	Yeomans
Nome Lease	Yeomans
Kalamath Lease	Yeomans
Colorado Blvd Lease	Yeomans
Oakland Lease	Yeomans
Canyon Lease	Yeomans
Ironton Lease	Yeomans
Ironton Capital Leases	Yeomans & Goldman

____________

*        The Urban Details Note was held by Phase C at December 31, 2019, all equity holders of Phase C had provided a personal guarantee. As part of the January 2020 purchase of the equity interest in Phase C, the TC Lab Management personal guarantee was cancelled and assumed by the equity holders of the Company. As part of the dissolution of Phase C in December 2020, the note was transferred to Nuhi, and the equity holders the Company continued to provide personal guarantees of payment on the Urban Details Note. Ms. Goldman has guaranteed up to $100,000 of the Urban Details Note.

8. NOTES PAYABLE

Notes Payable consist of:

	Maturity Date	Annual Interest Rate	Guaranteed	Secured By Assets	March 31, 2021	December 31, 2020
Urban Details Note	Jul-23	16%	Yes	No	$333,993	$362,972
GS Nome 1 Note	Jul-26	15%	Yes	No	958,712	987,588
GS Nome 2 Note	Aug-26	15%	Yes	No	1,055,344	1,087,131
Total Outstanding Notes Payable					$2,348,049	$2,437,691
Less Current Portion					(394,726)	(379,983)
Total Long-term Portion Notes Payable					$1,953,323	$2,057,708

Minimum future payments for the next five years as of December 31, 2020 are expected to be:

Year Ended December 31,
2021	$379,983
2022	442,486
2023	441,479
2024	401,663
2025	466,232
Thereafter	305,848
Total	$2,437,691

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
Notes to the Unaudited Consolidated Financial Statements

8. NOTES PAYABLE (cont.)

Urban Details

In July 2018, Phase C entered into an Unsecured Corporate Promissory Note with Urban Details, LLC for $500,000 in exchange for funds to support ongoing construction of the MIP facility. The Note provides for funds to be provided in 3 tranches: (1) $225,000 upon execution of the Note, (2) $225,000 to be delivered 60 days from execution of the Note and (3) $50,000 upon the execution of a Certificate of Occupancy for the MIP facility. The Note accrues interest at a rate of 16% per annum and is due July 2023.

In August 2018, the Company requested that the funds of the second tranche be delayed, as management of the Company did not need access to the funds at that time and rather, in April 2019, requested and received the funds. In May 2020, the remaining tranche of $50,000 was requested by and received by the Company.

Interest only payments commenced in August 2018 for the first 6 months. In January 2019, as there was a principal amount outstanding, monthly payments of principal and interest were to have commenced, but as the Company did not receive the second of tranche of funds until April 2019, it was at that time monthly principal and interest payments of $11,597 commenced. The monthly principal and interest payments increased upon receipt of the remaining tranche of $50,000 to $14,372.

During the three months ended March 31, 2021 and 2020, payments of $28,979 and $21,015, respectively, in principal were paid and $14,137 and $15,637, respectively, in interest was paid and capitalized. At March 31, 2021 and December 31, 2020, $333,993 and $362,972 was owed, respectively.

GS Nome Notes

In July 2016, Nutritional Elements entered into an Unsecured Promissory Note with GS Nome, the lessor of real property leased by the Company. The note had an initial principal amount of $1,291,098, equal to the sum of the monthly rent payment due under the lease. The note accrues interest at a rate of 15% per annum and has a final payment date of July 2026. Monthly payments, including principal and accrued interest, of $21,851 are due the 1st of each month. For the three months ended March 31, 2021 and 2020, interest totaling $36,677 and $40,675, respectively, was paid. At March 31, 2021 and December 31, 2020, $958,712 and $987,588, respectively, was still outstanding.

In August 2016, in connection with the leasing of real estate properties, Nutritional Elements entered into an Unsecured Promissory Note with the lessor of the properties, GS Nome, LLC. The Note had an initial principal amount of $1,421,233 equal to the sum of the monthly rent payment due under the lease. The note accrues interest at a rate of 15% per annum and has a final payment date of August 2026. Monthly payments, including principal and accrued interest, of $24,053 are due the 1st of each month. For the three months ended March 31, 2021 and 2020, interest totaling $40,373 and $44,776, respectively, was paid. At March 31, 2021 and December 31, 2020, $1,055,344 and $1,087,131, respectively, was still outstanding.

9. COMMITMENTS AND CONTINGENCIES

Definitive Agreement with Greenrose

On March 12, 2021, the Company entered into a definitive agreement to be acquired by Greenrose Acquisition Corporation (“Greenrose”), a special purpose acquisition company, registered with the Securities and Exchange Commission (“SEC”). The Agreement provides for Greenrose to acquire 100%of the outstanding equity of the Company for a combination of cash and common stock and the payments of debt held by related parties.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
Notes to the Unaudited Consolidated Financial Statements

9. COMMITMENTS AND CONTINGENCIES (cont.)

Operating Lease Commitments

The Company does not own the properties that house its cultivation and retail activities, rather they are leased. The leases have been classified as operational leases pursuant to ASC 840 — Leases (“ASC 840”). During the three months ended March 31, 2021 and 2020, the Company incurred $383,243 and $401,948 in rent expenses, respectively.

Minimum future commitments under non-cancelable operating leases and other obligations as of December 31, were as follows:

Year Ended December 31,
2021	$1,638,756
2022	1,616,795
2023	1,397,692
2024	1,393,449
2025	1,156,478
Thereafter	532,529
$7,735,700

Equipment — Capital Leases and Financing Arrangements

The Company has various equipment that are financed through leases. These leases are held by Emerson Management, but are guaranteed by certain of the Company’s subsidiaries. Emerson Management subleases the equipment to Mayflower Group and Nutritional Elements. Such intercompany transactions are eliminated as part of the consolidation process.

In 2020 equipment leases for the MIP facility were entered into by Nuhi, these two leases were also cross guaranteed by the Company and its other subsidiaries. One of the leases is structured as a sales-leaseback transaction, which is accounted for as a financing arrangement. The transaction did not qualify for sale treatment and no profit or loss was recognized in association with the transaction. The second lease entered into during 2020 is accounted for as a capital lease.

All capital leases and financing arrangements have a term of 60 months. As of March 31, 2021 and December 31, 2020, equipment recorded under capital leases were $1,021,530 and $1,021,530, respectively, and accumulated depreciation associated with capital leases and financing arrangements was $148,684 and $133,366, respectively. As of March 31, 2021 and December 31, 2020, equipment acquired under capital leases and financing arrangements was $550,000. For the three months ended March 31, 2021 and 2020, the Company recorded interest expense of $20,747 and $7,414, respectively, associated with capital leases and financing arrangements.

Future minimum lease payments under non-cancellable capital leases and financing arrangements as of December 31 are as follows:

Year Ended December 31,
2021	$183,189
2022	183,669
2023	151,932
2024	151,933
2025	93,037
Total	763,760
Less Interest	(192,584)
Total Lease Obligation	571,176
Less Current Portion	(143,447)
Total Non-Current Portion	$427,729

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
Notes to the Unaudited Consolidated Financial Statements

9. COMMITMENTS AND CONTINGENCIES (cont.)

Litigation Matters

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. At March 31, 2021 and December 31, 2020, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s consolidated operations. There are also no proceedings in which any of the Company’s Managing Members or affiliates is an adverse party or has a material interest adverse to the Company’s interest.

10. MEMBERS’ EQUITY

Super Majority Voting Interest

The Company maintains a single class of equity. At March 31, 2021 and December 31, 2020, Ms. Yeomans held the majority voting percentage of the Company, as the sole equity holder. The Amended and Restated Operating Agreement provides for certain additional rights available to the members holding at least 60% of the voting percentages.

Incentive Interest — Capital Distributions

During the three months ended March 31, 2021 and 2020, cash distributions of $70,000 and $8,889, respectively, was declared and paid to the unvested incentive interest. Due to the incentive interest being unvested during these periods, the Company accounted for the distributions as equity compensation.

Equity Based Compensation — Incentive Interest

In March 2018, the sole member of the Company approved the issuance of an incentive interest in the Company to its Chief Operating Officer. The incentive interest is for a 10% interest in the Company and is considered a profits interest and has accounted for it pursuant to ASC 718 — Stock Compensation (“ASC 718”).

The incentive interest was granted subject to the execution of the Company’s amended and restated operating agreement and the approval of the ownership by the state and local Marijuana Enforcement Divisions (“MED”). As such, the incentive interest was deemed effective and granted on January 1, 2019, when management determined that both conditions had been met.

The incentive interest was measured at fair value method. The equity award is not publicly traded and as such fair value was calculated using unobservable inputs, and therefore required the use of judgements by the Company as to market and industry conditions.

Accordingly, the Company determined the fair value of the incentive interest on the date of grant using the income approach to determine the fair value of the equity award. The following assumptions were used in determining the fair value at $292,117. The value of the incentive interest was discounted by 30% based upon the interest’s inability to control or effect the operations of the Company.

January 1, 2019
Discount Rate	35%
Long-Term Growth Rate	3.5%
Cultivation/Retail Industry Tax Rate	28%
Discount for Lack of Control	30%

Because the incentive interest substantively requires the interest holder to remain employed through a Change of Control, compensation expense associated with the fair value of the incentive interest will not be recognized by the Company until such time that a change of control event occurs.

During the three months ended March 31, 2021 and 2020, no other incentive interests were awarded.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
Notes to the Unaudited Consolidated Financial Statements

11. SUBSEQUENT EVENTS

In accordance with ASC 855 — Subsequent Events, the Company has analyzed its operations after March 31, 2021 to the date these unaudited consolidated financial statements were available to be issued on May 26, 2021. The following events and transactions occurred subsequent to March 31, 2021:

•        On April 2, 2021, the Company completed construction and obtained certificate of occupancy of its Marijuana Infused Product (“MIP”) facility and has begun offering cannabis infused products on the market.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Members of Futureworks LLC
Denver, Colorado

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Futureworks LLC and Subsidiaries (the “Company”) as of December 31, 2020 and 2019, the related consolidated statements of operations, changes in members’ equity, and cash flows for each of the two years in the period ended December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are required to be independent with respect to the Company in accordance with the relevant ethical requirements relating to our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 2 of the consolidated financial statements, the Company operates in the cannabis industry which is currently illegal under federal law which supersedes any individual state enactments. If the federal government elects to enforce the laws as currently written or otherwise changes the laws in an adverse way with respect to cannabis it could have an adverse effect on the Company’s operations, including potential prosecution under the laws and liquidation of the Company. Our opinion is not modified with respect to this matter.

/s/ Crowe LLP

We have served as the Company’s auditor since 2020.

Sherman Oaks, California
March 22, 2021

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
CONSOLIDATED BALANCE SHEETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	2020	2019
ASSETS
Current Assets
Cash and Cash Equivalents	$2,357,144	$2,219,676
Accounts Receivable, net	96,901	160,091
Inventories	1,291,968	1,111,625
Deposits & Prepayments	391,648	193,353
Total Current Assets	4,137,661	3,684,745
Property and Equipment, net
Computer Equipment	48,732	53,935
Furnitures and Fixtures	274,860	254,864
Equipment	1,858,937	1,494,042
Vehicles	27,121	27,121
Leasehold Improvements	3,743,681	3,685,695
Construction in Progress	3,102,958	766,506
	9,056,289	6,282,163
Less Accumulated Depreciation	(3,464,021)	(2,876,378)
Total Property and Equipment, net	5,592,268	3,405,785
Other Noncurrent Assets
Other Assets	151,612	139,284
Total Noncurrent Other Assets	151,612	139,284
Total Assets	$9,881,541	$7,229,814
LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities
Accounts Payable	$574,792	$723,622
Sales Tax Payable	348,383	264,345
Accrued Liabilities	1,050,645	517,884
Related Party Payable	—	129,444
Lease Liability, Current Portion	155,604	93,630
Notes Payable, Current Portion	379,983	306,162
Total Current Liabilities	2,509,407	2,035,087
Long-Term Liabilities
Deferred Rent	271,169	259,064
Lease Liability	462,187	98,496
Notes Payable	2,057,708	2,387,691
Notes Payable, Related Party	1,909,733	2,238,411
Total Long-Term Liabilities	4,700,797	4,983,662
Total Liabilities	7,210,204	7,018,749
Commitments and Contingencies (Note 8)
Members’ Equity
Members’ Equity	2,671,337	211,065
Total Liabilities and Members’ Equity	$9,881,541	$7,229,814

The accompanying notes are an integral part of these consolidated financial statements.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	2020	2019
REVENUE:
Retail Revenue	$18,295,667	$12,454,977
Wholesale Revenue	3,178,421	4,917,353
Total Revenue	21,474,088	17,372,330

Cost of Goods Sold	12,575,116	11,460,971

GROSS PROFIT	8,898,972	5,911,359

OPERATING EXPENSES
General and Administrative	4,023,016	3,192,118
Sales and Marketing	287,683	366,713
Total Operating Expenses	4,310,699	3,558,831
OPERATING INCOME	4,588,273	2,352,528

OTHER INCOME (EXPENSE)
Other Income	83,236	91,665
Interest Expense, net	(352,178)	(553,410)
Other Expense	(9,059)	(1,155)
Total Other Income (Expense)	(278,001)	(462,900)

NET INCOME	$4,310,272	$1,889,628

The accompanying notes are an integral part of these consolidated financial statements.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

Members’ Equity
Balance, January 1, 2019	$(468,563)
Members’ Distribution	(1,210,000)
Net Income	1,889,628
Balance, December 31, 2019	$211,065
Members’ Distribution	(1,810,000)
Purchase of Equity in Consolidated VIE	(40,000)
Net Income	4,310,272
Balance, December 31, 2020	$2,671,337

The accompanying notes are an integral part of these consolidated financial statements.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
CONSOLIDATED STATEMENTS OF CASHFLOWS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	2020	2019
CASH FOWS FROM OPERATING ACTIVITIES:
Net Income	$4,310,272	$1,889,628

Adjustments to Reconcile Net Income to Cash Provided by Operating Activities:
Depreciation Expense	604,286	613,427
Bad Debt Expense	16,275	94,177
Gain on Disposal of Property and Equipment	(1,741)	—

Changes in Operating Assets & Liabilities:
Decrease in Accounts Receivable	46,915	141,093
Decrease (Increase) in Inventory	(180,343)	(37,297)
Increase in Other Assets	(210,623)	(150,003)
(Decrease) Increase Accounts Payable	(148,830)	275,680
Increase (Decrease) Sales Tax Payable	84,038	(32,317)
Increase Accrued Liabilities	532,761	226,532
(Decrease) Increase Related Party Payable	(129,444)	129,444
Increase Deferred Rent	12,105	57,163
Increase Accrued Interest on Shareholder Loan	121,322	160,323
Net Cash Provided By Operating Activities	5,056,993	3,367,850

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Property and Equipment	(2,173,508)	(716,876)
Capitalized Interest Related to Construction In Progress	(257,070)	(57,616)
Net Cash (Used In) Investing Activities	(2,430,578)	(774,492)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Notes Payable	50,000	225,000
Proceeds from Sale Leaseback Transaction	191,550	—
Payments on Notes Payable	(306,162)	(242,741)
Payments on Lease Liabilities	(124,335)	(79,274)
Payments on Notes Payable, Related Party	(450,000)	—
Purchase of Outstanding Equity of Consolidated VIE	(40,000)	—
Distributions to Members	(1,810,000)	(1,210,000)
Net Cash (Used In) Financing Activities	(2,488,947)	(1,307,015)

INCREASE IN CASH & CASH EQUIVALENTS	$137,468	$1,286,343

CASH & CASH EQUIVALENTS, BEGINNING OF THE YEAR	$2,219,676	$933,333

CASH & CASH EQUIVALENTS, END OF THE YEAR	$2,357,144	$2,219,676

SUPPLEMENTAL CASH FLOW DISCLOSURES:

Cash Paid for Interest	$352,206	$396,290
Noncash Investing and Financing Activities:
Assets Acquired Under Capital Lease	$358,450	$—

The accompanying notes are an integral part of these consolidated financial statements.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

1. NATURE OF THE ORGANIZATION AND BUSINESS

Futureworks LLC (“the Company”) doing business as The Health Center, was organized in June 2010 in the State of Colorado as a holding company in order to invest and pursue opportunities in the emerging cannabis industry in Colorado. The Company is a vertically integrated cannabis business, engaged in the cultivation and sale of high-grade THC cannabis and related products.

The Company currently operates three commercial marijuana cultivation facilities and three dispensaries in the state of Colorado. The Company, through its subsidiaries, currently holds 14 licenses, all in the state of Colorado. During 2021, the Company expects to complete construction of its Marijuana Infused Product (“MIP”) facility and intends to begin offering cannabis infused products in the second half of 2021.

The Company operations are conducted through the following consolidated entities:

Nutritional Elements, LLC — (“Nutritional Elements”) converted from a for-profit corporation into a Limited Liability Company in March 2018 in the state of Colorado, operations include a cultivation and a dispensary in Denver, Colorado.

Mayflower Group, LLC — (“Mayflower”) organized in April 2010 in the state of Colorado, operations include a cultivation and a dispensary in Denver, Colorado.

Gold and T, LLC (“Gold and T”) — organized in January 2018 in the state of Colorado, operations include a dispensary in Boulder, Colorado.

Nuhi, LLC (“Nuhi”) — organized in December 2014 in the state of Colorado, operations are focused on cultivation and distribution of products for resale. In April 2018, Nuhi obtained a 50% equity interest in Phase C, a Colorado Limited Liability Company established to produce Marijuana Infused Products. This entity was organized in April of 2018 with its operations focused on the identification of capital and the construction of a MIP facility. Phase C was identified as a variable interest entity (“VIE”). On January 1, 2020, Nuhi acquired the remaining 50% equity interest in Phase C. In December 2020, Nuhi, as the sole equity holder, dissolved Phase C and took title to all assets and liabilities. See Note 3 — Variable Interest Entities — Consolidated.

Emerson Management Services, LLC (“Emerson Management’) — organized in March 2012 in the State of Colorado, by Reagan Yeomans. Mrs. Yeomans, a majority equity holder and officer of the Company, is the sole member and manager of Emerson Management. Emerson Management provides equipment leasing to Futureworks and its subsidiaries. The Company consolidates Emerson Management as a financially controlled VIE. See Note 3 — Variable Interest Entities — Consolidated.

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The consolidated financial statements include the accounts of all consolidated subsidiaries and financially controlled variable interest entities. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in accordance with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts in the consolidated financial statements and accompanying notes. These estimates form the basis for judgments the Company makes about the carrying values of assets and liabilities that are not readily apparent from other sources. The Company bases its estimates and judgments on historical experience and on various other assumptions that the Company believes are reasonable under the

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

circumstances. These estimates are based on management’s knowledge about current events and expectations about actions the Company may undertake in the future. Significant estimates include, but are not limited to allowance for doubtful accounts, inventory valuation, depreciation methods and periods, and equity-based compensation. Actual results could differ materially from those estimates.

Cash and Cash Equivalents

The Company’s cash and cash equivalents are maintained with recognized financial institutions located in the United States. The Company considers all highly liquid investments with a maturity date of less than 90 days or less to be cash equivalents. In the normal course of business, the Company may carry balances with certain financial institutions that exceed federally insured limits. The Company has not experienced losses on balances in excess of such limits and management believes the Company is not exposed to significant risks in that regard.

Concentrations of Risk

Financial instruments that potentially expose the Company to significant concentrations of credit risk consist primarily of cash and trade accounts receivable. Accounts receivables are not collateralized. The Company attempts to limit its credit risk by performing ongoing credit evaluations of its customers and maintaining adequate allowances for potential credit losses.

The Company had certain wholesale customers whose revenue individually represented 10% or more of the Company’s wholesale revenue, or whose accounts receivable balances individually represented 10% or more of the Company’s total accounts receivable.

For the year ended December 31, 2020, one customer accounted for 11.52% of wholesale revenue. As of December 31, 2020, three customers accounted for 70.07% of accounts receivable, one with 43.67%, one with 15.64% and one with 10.76%.

For the year ended December 31, 2019, one customer accounted for 10.33% of wholesale revenue. As of December 31, 2019, three customers accounted for 53.2% of accounts receivable, one with 23.37%, one with 19.07% and one with 10.76%.

Accounts Receivable, Net

Accounts receivables consist of trade receivables and are carried at their invoiced amounts (net of allowance for doubtful accounts). The Company does not charge interest or fees on past due accounts receivables.

The Company reviews its account receivables for non-payment and potential uncollectibility. Such evaluations include the review of a client’s outstanding balances with consideration towards such client’s historical collection experience, as well as prevailing economic and market conditions and other factors.

At December 31, 2020 and 2019, the Company determined an allowance for doubtful accounts balance of $27,019 and $83,166, respectively. During the years ended December 31, 2020 and 2019, the Company recognized bad debt expense of $16,275 and $94,177.

Accounts Receivable Allowance Balance on January 1, 2019	$40,011
Bad Debts	94,177
Write offs	(51,022)
Accounts Receivable Allowance Balance on December 31, 2019	$83,166
Bad Debts	16,275
Write offs	(72,422)
Accounts Receivable Allowance Balance on December 31, 2020	$27,019

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Inventory

Inventory consists of merchandise for sale, finished goods and work-in-process such as pre-harvested cannabis plants. Inventory is valued at the lower of cost or net realizable value. Costs of inventory purchased from third party vendors for retail sales at dispensaries is determined using the first in first out method. Costs are capitalized to cultivated inventory until substantially ready for sale. Costs include direct and indirect labor, consumables, materials, packaging supplies, utilities, facilities costs, quality and testing costs, production related depreciation and other overhead costs. The Company periodically reviews physical inventory for excess, obsolete, and potentially impaired items. The reserve estimate for excess and obsolete inventory is based on expected future use and on an assessment of market conditions. At December 31, 2020 and 2019, the Company’s management determined that a reserve for excess and obsolete inventory was not necessary.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation, with depreciation recognized on a straight- line basis over the shorter of the estimated useful life of the asset or the lease term, if applicable. When assets are retired or disposed, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income. Repairs and maintenance are charged to expense in the period incurred.

The estimated useful lives of property and equipment are generally as follows:

Computer Equipment	3 to 5 years
Furniture and Fixtures	5 to 7 years
Equipment	5 years
Leasehold Improvements	Shorter of useful life or the remaining life of the lease

Depreciation expense for the years ended December 31, 2020 and 2019 was $604,286 and $613,427, respectively.

The Company has capitalized the costs associated with the construction of the MIP Facility. On December 31, 2020 and 2019, the Company has capitalized construction costs, including interest, of $3,102,958 and $766,506, respectively. These costs will be subject to depreciation upon the completion of the MIP facility. The Company anticipates construction to be completed in the first half 2021.

Impairment of Long-Lived Assets

The Company evaluates the recoverability of its fixed assets and other assets in accordance with ASC 360, Impairment or Disposal of Long-Lived Assets. Long-lived assets are evaluated for impairment whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount to estimated undiscounted future net cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future net cash flows, an impairment charge is recognized by the amount by which the carrying amount exceeds the fair value of the asset.

For the years ended December 31, 2020 and 2019, there were no impairment losses.

Related Party Transactions

The Company follows ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

In accordance with ASC 850, the Company’s consolidated financial statements include disclosures of material related party transactions, other than compensation arrangements, expense reimbursements, and other similar items in the ordinary course of business, as well as transactions that are eliminated in the preparation of consolidated financial statements.

During the year ended December 31, 2020, Mr. Chris Schonbachler was appointed the Chief Strategy Officer of the Company. Mr. Schonbachler is the spouse of Ms. Reagan Yeomans, an officer and controlling equity holder of the Company. Mr. Schonbachler does not own equity in the Company individually, nor does he have any compensation arrangements or debt arrangements individually or through affiliated entities with the Company.

Deferred Rent

Leases with step rent provisions, escalation clauses or other lease concessions were accounted for on a straight-line basis over the lease term, which included renewal option periods when the Company is reasonably assured of exercising the renewal options. Certain allowances received from landlords were also recognized on a straight-line basis as a reduction to rent expense over the lease term.

Commitments and Contingencies

The Company follows ASC 450, Contingencies, which requires the Company to assess the likelihood that a loss will be incurred from the occurrence or non-occurrence of one or more future events. Such assessment inherently involves an exercise of judgment. In assessing possible loss contingencies from legal proceedings or unasserted claims, the Company evaluates the perceived merits of such proceedings or claims, and of the relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss will be incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed. Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

Risks and Uncertainties

The Company is subject to significant risks common to companies operating within the legal and medical marijuana industries, including, but not limited to, federal laws, government regulations and jurisdictional laws. Currently, under United States federal laws, the cultivation and sale of cannabis for both medical and recreational use is illegal. The Company is subject to uncertainty and risks that can have a material impact upon operations as there is no certainty as to when or if federal laws will be changed as it pertains to the status of cannabis as an illegal Schedule I drug. If the federal government elects to enforce the las as currently written or otherwise changes the laws in an adverse way with respect to cannabis, it could have an adverse effect on the Company’s operations, including potential prosecution under the laws and liquidation of the Company. Additionally, there are no guarantees the State of Colorado and local municipalities where our operations are based will continue to allow for the legal growth and sale of cannabis for both medical and recreational purposes.

Further, the Company is subject to certain risks and uncertainties as it pertains to its federal tax returns and the treatment of costs as they pertain to IRC Section 280E.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Impact of COVID-19 Pandemic

On March 11, 2020, the World Health Organization declared the current coronavirus (“COVID-19”) outbreak to be a global pandemic. In response to this declaration and the rapid spread of COVID-19 within the United States, federal, state, and local governments throughout the country have imposed varying degrees of restrictions on social and commercial activity to promote social distancing in an effort to slow the spread of the illness. These measures had a significant adverse impact upon many sectors of the economy, including retail commerce.

All of the Company’s operational and retail activities are located in Colorado. The state of Colorado declared cannabis dispensaries and related cultivation facilities to be essential retail commerce, with restrictions as to how operations should proceed. In response to those measures and for protection of both employees and customers, the Company made required changes to operations, which did not have a material impact upon operations or the financial condition of the Company.

While the state and local governments have eased restrictions on commercial retail activity, it is possible that a resurgence in COVID-19 cases could prompt a return to or new tighter restrictions to be instituted in the future. The Company is not aware of any specific event or circumstance that would require an update to its estimates or judgments or a revision of the carrying value of its assets or liabilities as of the date of issuance of these consolidated financial statements. It is possible that new or tighter restrictions could require the Company to take additional measures to protect both its employees and customers. If these or similar events or restrictions occur, they could impact the estimates discussed in Use of Estimates, above.

Advertising and Marketing Costs

Advertising and marketing costs are expensed as incurred and totaled $145,309 and $155,212 for the years ended December 31, 2020 and 2019, respectively.

Revenue Recognition

On January 1, 2020, the Company adopted Accounting Standards Update (ASU) No. 2014-09 — Revenue from Contracts with Customers (Topic 606), (“ASC 606”) as amended. The revised standard requires companies to apply the following five (5) steps to recognize revenue: (1) Identify a customer along with a corresponding contract; (2) Identify the performance obligation(s) in the contract to transfer goods or provide distinct services to a customer; (3) Determine the transaction price the Company expects to be entitled to in exchange for transferring promised goods or services to a customer; (4) Allocate the transaction price to the performance obligation(s) in the contract; and (5) Recognize revenue when or as the Company satisfies the performance obligation(s). All of the Company’s revenue is within the scope of the revised standard. The Company adopted ASC 606 using the full retrospective method. Adoption of ASC 606 did not materially affect the Company’s consolidated net earnings, financial position, or cash flows.

Revenues consist of retail and wholesale sale of cannabis. Revenue is recognized at the point of sale for retail customers or upon delivery for wholesale. Payment is typically due upon transferring the goods to the customer or within a specified time period permitted under the Company’s credit policy. Sales discounts were not material during the years ended December 31, 2020 and 2019.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Loyalty Reward Program

The Company offers a loyalty reward program to its dispensary customers that provides a discount on a future purchase based on accumulated points. The Company accounts for the points granted as a separate performance obligation recorded as a reduction to revenue and a corresponding increase to loyalty program liability. Such amounts will be recognized as revenue when the performance obligation is fulfilled as customers redeem points. The Company estimates the reasonableness and the value of future redemption obligations based on management expectations as historical data on redemption rates is accumulated. At December 31, 2020 and 2019, the liability associated with outstanding performance obligations of the loyalty reward program were $257,063 and $108,988, respectively.

Off Balance Sheet Arrangements

The Company does not have any off-balance sheet arrangements.

Income Taxes

The Company and its subsidiaries are limited liability companies under the Internal Revenue Code (IRC), all of which are taxed similar to a partnership. As such, in lieu of corporate income tax, the partners or members of the owners are taxed on their proportionate share of the owners’ income (loss). Accordingly, no provision for income taxes has been made in the accompanying consolidated financial statements.

The Company complies with ASC 740 — Income Taxes (“ASC 740”); accounting for uncertainty in income taxes recognized in a company’s financial statements, which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s consolidated financial statements.

The Company at, this time, is not subject to any pending IRS audits, and is no longer subject to examination for the years before 2017.

Excise Taxes

Excise taxes are levied by state and local government agencies in Colorado on entities selling cannabis products. These taxes are not collected from customers but are instead the responsibility of the Company. Applicable excise taxes are included in cost of goods sold and were $1,489,635 and $1,114,142 for the years ended December 31, 2020 and 2019, respectively.

Sales Taxes

Sales taxes that are collected from customers and remitted to local and state governmental agencies are not reflected as revenues.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Recently Issued but Not Yet Adopted Accounting Pronouncements

The Company has reviewed relevant new accounting pronouncements issued but not yet adopted by the Company that may impact its consolidated financial statements and does not believe that there are any other new pronouncements that have been issued that might have a material impact on its financial position or results of operations except as noted below:

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), to provide guidance on recognizing lease assets and lease liabilities on the consolidated balance sheet and disclosing key information about leasing arrangements, specifically differentiating between different types of leases. The core principle of Topic 842 is that a lessee should recognize the assets and liabilities that arise from all leases. The recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee have not significantly changed from previous GAAP. There continues to be a differentiation between finance leases and operating leases. However, the principal difference from previous guidance is that the lease assets and lease liabilities arising from operating leases should be recognized in the consolidated balance sheet. Under ASU 2018-11, in transition, lessees and lessors are able to apply an optional transition method at the adoption date by recognizing the cumulative-effective adjustment to the opening balance of retained earnings, and not restating the comparative periods presented. The accounting applied by a lessor is largely unchanged from that applied under previous GAAP. The amendments will be effective for private companies with fiscal years beginning after December 15, 2021, including interim periods within those fiscal years, and early adoption is permitted. The Company is currently evaluating the impact of these amendments on its consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. ASU 2016-13 requires the measurement of current expected credit losses for financial assets held at the reporting date based on historical experience, current conditions and reasonable and supportable forecasts. Adoption of ASU 2016-13 will require financial institutions and other organizations to use forward-looking information to better formulate their credit loss estimates. In addition, the ASU amends the accounting for credit losses on available for sale debt securities and purchased financial assets with credit deterioration. This update will be effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years The Company is currently evaluating the impact of these amendments on its consolidated financial statements.

3. VARIABLE INTEREST ENTITIES — CONSOLIDATED

In accordance with ASC 810 — Consolidation, the Company reviews its transactions and relationships with its related parties and affiliates for the identification of Variable Interest Entities (“VIEs”). VIEs are generally entities that lack sufficient equity to finance their activities without additional financial support from other parties or whose equity holders lack adequate decision-making ability. All VIEs with which the Company has a variable interest must be evaluated to determine the primary beneficiary of the risks and rewards of the VIE. The primary beneficiary is required to consolidate the VIE for financial reporting purposes.

Emerson Management Services, LLC

The Company has concluded that based on its equipment leasing relationship that it holds a variable interest in Emerson Management. Emerson Management subleases equipment to the Company and the Company has provided cross corporate guarantees on the original leases held by Emerson Management and as a result expose the Company to economic risks, even though the Company does not hold an equity interest in the Company. Emerson Management is wholly owned by an officer and sole equity holder of the Company.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

3. VARIABLE INTEREST ENTITIES — CONSOLIDATED (cont.)

The non-controlling interest of Emerson Management are not separately reported in the consolidated financial statements as the Company has determined it is not significant.

The creditors of Emerson Management, other than the Equipment Lessor, do not have recourse to the Company’s general credit and each such of Emerson’s assets are not available to satisfy any other debt.

The following tables set forth the assets and liabilities of the VIE, which were included in the Company’s consolidated balance sheets, statements of operations and cash flows.

Balance Sheets:

	December 31,
	2020	2019
Cash and Cash Equivalents	$9,185	$107,968
Equipment, net	418,557	433,985
Other Assets	1,044	3,551
Total Assets	$428,786	$545,504

Accounts Payable	$2,993	$769
Lease Liability	98,496	192,126
Advances from Futureworks and Affiliates	562,995	542,345
Total Liabilities	$664,484	$735,240

Phase C, LLC

In April 2018, Nuhi obtained a 50% equity interest in Phase C, LLC. The remaining 50% equity was held by TC Lab Management, LLC (“TC Lab Management”). Phase C was organized to support the construction of and operation of a MIP facility. MIPs were to be produced using technology supplied by TC Lab Management and using raw flowers and trims provided by Nuhi, with finished products to be sold by the Company through its retail facilities.

Management has concluded that Phase C is a VIE, based on the facts that Phase C’s operations are dependent upon the Company’s continuing financial support and that the Company’s exhibited financial control.

The 50% equity interest held by TC Lab Managements was determined to be a non-controlling interest in Phase C. From April 2018 through December 31, 2019, TC Lab Managements did not make any cash or intangible contributions to Phase C, nor did it receive any distributions or benefit of tax losses. As such, the Company has determined the value of the non-controlling interest held by TC Lab Managements to be $0 during the year ended December 31, 2019.

On January 1, 2020, Nuhi acquired the 50% equity interest held by TC Lab Managements in exchange for cash of $40,000 and a release from the personal guarantee on the Urban Details Promissory Note. As a result, Phase C became a wholly owned subsidiary of Nuhi on January 1, 2020.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

3. VARIABLE INTEREST ENTITIES — CONSOLIDATED (cont.)

The following tables set forth the assets and liabilities of the VIE, which were included in the Company’s consolidated balance sheets, statements of operations and cash flows.

Balance Sheet:

December 31, 2019
Cash and Cash Equivalents	$10,565
Leasehold Improvements	491,203
Total Assets	$501,768

Accounts Payable	$660
Advances Payable, Affiliates	524,212
Note Payable	397,876
Total Liabilities	$922,748

Dissolution of Phase C

On December 20, 2020, Nuhi, as the sole equity holder, voluntarily dissolved Phase C and title to all assets and liabilities were transferred to Nuhi. Assets and liabilities were transferred at their book value. During 2020, the note payable held by Urban Details was assumed by Nuhi, terms of the note did not change as a result the assumption.

4. INVENTORY

Inventory is comprised of merchandise for sale, finished goods, and work-in-process such as pre-harvested cannabis plants.

Inventory consists of the following at December 31, 2020 and 2019:

	December 31,
	2020	2019
Works in Process	$855,660	$740,317
Finished Goods	436,308	371,308
	$1,291,968	$1,111,625

Inventory allowance includes those adjustments for such items as lower of cost or net realizable value adjustments. During the years ended December 31, 2020 and 2019, no allowance was required.

5. ACCRUED LIABILITIES

At December 31, 2020 and 2019, accrued liabilities consisted of:

	December 31,
	2020	2019
Accrued Payroll Liabilities	$401,916	$211,163
Accrued Excise Tax	150,684	111,217
Deferred Revenue: Loyalty Program	257,062	108,988
Accrued Accounts Payable	240,983	86,516
Total Accrued Liabilities	$1,050,645	$517,884

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

6. RELATED PARTY TRANSACTIONS

Note Payable

From May 2014 through December 2018, Ms. Yeomans, an officer, manager and the majority equity holder of the Company, advanced funds to support operations totaling $2,108,831. The funds do not have payment terms and are not secured by any assets, funds have accrued interest at a rate of 12% per annum.

In November 2020, the Company issued Ms. Yeomans’ an Unsecured Promissory Note to formalize the terms of the funds owed to her. The unsecured promissory note has an interest rate of 12% per annum and a due date of December 31, 2025.The note and any accrued interest is payable in full at that time. Interest can accrue on the outstanding principal balance only. During the years ended December 31, 2020 and 2019, the Company recognized interest expense of $121,323 and $160,323.

During the years ended December 31, 2020 and 2019, payments of $450,000 and $0 were made against the principal of the note. At December 31, 2020 and 2019, outstanding principal and accrued interest on the note was $1,909,733 and $2,238,411, respectively, of which $1,023,712 and $902,389 are accrued interest.

Guarantees

Officers and equity holders of the Company have provided personal guarantees in securing not only debt, but also commercial leases held by the Company. They have not received consideration for providing such guarantees and are not obligated to continue to provide such guarantees.

At December 31, 2020 and 2019, the following items had been guaranteed by the following individuals:

Transaction Guaranteed	Guaranteed By
Urban Details, LLC Promissory Note*	Yeomans & Goldman
Nome Debt	Yeomans
Nome Lease	Yeomans
Kalamath Lease	Yeomans
Colorado Blvd Lease	Yeomans
Oakland Lease	Yeomans
Canyon Lease	Yeomans
Ironton Lease	Yeomans
Ironton Capital Leases	Yeomans & Goldman

____________

*        The Urban Details Note was held by Phase C at December 31, 2019, all equity holders of Phase C had provided a personal guarantee. As part of the January 2020 purchase of the equity interest in Phase C, the TC Lab Management personal guarantee was cancelled and assumed by the equity holders of the Company. As part of the dissolution of Phase C in December 2020, the note was transferred to Nuhi, and the equity holders the Company continued to provide personal guarantees of payment on the Urban Details Note. Ms. Goldman has guaranteed up to $100,000 of the Urban Details Note.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

7. NOTES PAYABLE

Notes Payable consist of:

	Maturity Date	Annual Interest Rate	Guaranteed	Secured By Assets	December 31,
					2020	2019
Urban Details Note	July 2023	16%	Yes	No	$362,972	$397,876
GS Nome 1 Note	July 2026	15%	Yes	No	987,588	1,092,909
GS Nome 2 Note	August 2026	15%	Yes	No	1,087,131	1,203,068
Total Outstanding Notes Payable					$2,437,691	$2,693,853
Less Current Portion					(379,983)	(306,162)
Total Long-term Portion Notes Payable					$2,057,708	$2,387,691

Minimum future payments for the next five years are expected to be:

Year Ended December 31,
2021	$379,983
2022	442,486
2023	441,479
2024	401,663
2025	466,232
Thereafter	305,848
Total	$2,437,691

Urban Details

In July 2018, Phase C entered into an Unsecured Corporate Promissory Note with Urban Details, LLC for $500,000 in exchange for funds to support ongoing construction of the MIP facility. The Note provides for funds to be provided in 3 tranches: (1) $225,000 upon execution of the Note, (2) $225,000 to be delivered 60 days from execution of the Note and (3) $50,000 upon the execution of a Certificate of Occupancy for the MIP facility. The Note accrues interest at a rate of 16% per annum and is due July 2023.

In August 2018, the Company requested that the funds of the second tranche be delayed, as management of the Company did not need access to the funds at that time and rather, in April 2019, requested and received the funds. In May 2020, the remaining tranche of $50,000 was requested by and received by the Company.

Interest only payments commenced in August 2018 for the first 6 months. In January 2019, as there was a principal amount outstanding, monthly payments of principal and interest were to have commenced, but as the Company did not receive the second of tranche of funds until April 2019, it was at that time monthly principal and interest payments of $11,597 commenced. The monthly principal and interest payments increased upon receipt of the remaining tranche of $50,000 to $14,372. During the year ended December 31, 2019, payments of $54,363 in principal were paid and $57,616 in interest was paid and capitalized. During the year ended December 31, 2020, payments of $97,985 in principal were paid and $79,108 in interest was paid and capitalized. At December 31, 2020 and 2019, $362,972 and $397,876 was owed, respectively. See Note 6 — Related Party Transactions.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

7. NOTES PAYABLE (cont.)

GS Nome Notes

In July 2016, Nutritional Elements entered into an Unsecured Promissory Note with GS Nome, the lessor of real property leased by the Company. The note has a principal amount of $1,291,098, equal to the sum of the monthly rent payment due under the lease. The note accrues interest at a rate of 15% per annum and has a final payment date of July 2026. Monthly payments, including principal and accrued interest, of $21,851 are due the 1st of each month. At December 31, 2020 and 2019, interest totaling $156,890 and $171,476, respectively were paid. At December 31, 2020 and 2019, $987,588 and $1,092,909 was still outstanding.

In August 2016, in connection with the leasing of real estate properties, Nutritional Elements entered into an Unsecured Promissory Note with the lessor of the properties, GS Nome, LLC. The Note has a principal amount of $1,421,233 equal to the sum of the monthly rent payment due under the lease. The note accrues interest at a rate of 15% per annum and has a final payment date of August 2026. Monthly payments, including principal and accrued interest, of $24,053 are due the 1st of each month. At December 31, 2020 and 2019, interest totaling $172,704 and $188,760, respectively were paid. At December 31, 2020 and 2019, $1,087,131 and $1,203,068 was outstanding.

8. COMMITMENTS AND CONTINGENCIES

Operating Lease Commitments

The Company does not own the properties that house its cultivation and retail activities, rather they are leased. The leases have been classified as operational leases pursuant to ASC 840 — Leases (“ASC 840”). During the years ended December 31, 2020 and 2019, the Company incurred $1,621,776 and $1,623443 in rent expenses, respectively.

Minimum future commitments under non-cancelable operating leases and other obligations were as follows:

Year Ended December 31st
2021	$1,638,756
2022	$1,616,795
2023	$1,397,692
2024	$1,393,449
2025	$1,156,478
Thereafter	$532,529
$7,735,699

Equipment — Capital Leases and Financing Arrangements

The Company does have certain equipment that is financed through leases. These leases are held by Emerson Management, but are guaranteed by certain of the Company’s subsidiaries. Emerson Management subleases the equipment to Mayflower Group and Nutritional Elements. Such intercompany transactions are eliminated as part of the consolidation process.

In 2020 equipment leases for the MIP facility were entered into by Nuhi, these two leases were also cross guaranteed by the Company and its other subsidiaries. One of the leases is structured as a sales-leaseback transaction, which is accounted for as a financing arrangement. The transaction did not qualify for sale treatment and no profit or loss was recognized in association with the transaction. The second lease entered into during 2020 is accounted for as a capital lease.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

8. COMMITMENTS AND CONTINGENCIES (cont.)

All capital leases and financing arrangements have a term of 60 months. As of December 31, 2020, and 2019, equipment recorded under capital leases were $1,021,530 and $471,530, respectively, and accumulated depreciation associated with capital leases and financing arrangements was $133,366 and $37,545, respectively. For the year ended December 31, 2020, equipment acquired under capital leases and financing arrangements was $550,000. The Company did not acquire any equipment under capital leases during the year ended December 31, 2019. For the years ended December 31, 2020 and 2019, the Company recorded interest expense of $52,078 and $38,242 associated with capital leases and financing arrangements.

Future minimum lease payments under non-cancellable capital leases and financing arrangements as of December 31, 2020 are as follows:

Year Ended December 31,	Lease Payments
2021	$229,804
2022	183,669
2023	151,932
2024	151,933
2025	93,037
Total	$810,375
Less Interest	(192,584)
Total Lease Obligation	617,791
Less Current Portion	(155,604)
Total Non-Current Portion	$462,187

Employment Agreements

During the years ended December 31, 2020 and 2019, the Company did not have employment agreements with either of its officers or key employees.

9. OTHER INCOME

Other Income consisted of income received from the following non-revenue activities during the years ended December 31, 2020 and 2019:

Other Income	2020	2019
Vendor Fee Income	$67,745	$61,433
Insurance Dividends	11,506	29,675
Gain on Sale of Equipment	1,741	—
Other Income	2,244	557
	$83,236	$91,665

10. MEMBERS’ EQUITY

Super Majority Voting Interest

The Company maintains a single class of equity. At the December 31, 2020 and 2019, Ms. Yeomans held the majority voting percentage of the Company, as the sole equity holder. The Amended and Restated Operating Agreement provides for certain additional rights available to the members holding at least 60% of the voting percentages.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

10. MEMBERS’ EQUITY (cont.)

Incentive Interest — Capital Distributions

During the year ended December 31, 2019, a cash distribution of $129,444 was payable to the unvested incentive interest. Due to the incentive interest being unvested, the Company has accounted for such distribution as equity compensation. At December 31, 2019, the cash distribution of $129,444 had not been paid and was recorded as a liability. The amount was paid in full during the year ended December 31, 2020.

During the year ended December 31, 2020, a cash distribution of $195,556 was declared and paid to the unvested incentive interest. Due to the incentive interest being unvested during 2020, the Company accounted for the distribution as equity compensation.

Equity Based Compensation — Incentive Interest

In March 2018, the sole member of the Company approved the issuance of an incentive interest in the Company to its Chief Operating Officer. The incentive interest is for a 10% equity interest in the Company and is considered a profits interest and has accounted for it pursuant to ASC 718 — Stock Compensation (“ASC 718”).

The incentive interest was granted subject to the execution of the Company’s amended and restated operating agreement and the approval of the ownership by the state and local Marijuana Enforcement Divisions (“MED”). As such, the incentive interest was deemed effective and granted on January 1, 2019, when management determined that both conditions had been met.

The incentive interest was measured at fair value method. The equity award is not publicly traded and as such fair value was calculated using unobservable inputs, and therefore required the use of judgements by the Company as to market and industry conditions.

Accordingly, the Company determined the fair value of the incentive interest on the date of grant using the income approach to determine the fair value of the equity award. The following assumptions were used in determining the fair value at $292,117. The value of the incentive interest was discounted by 30% based upon the interest’s inability to control or effect the operations of the Company.

January 1, 2019
Discount Rate	35%
Long-Term Growth Rate	3.5%
Cultivation/Retail Industry Tax Rate	28%
Discount for Lack of Control	30%

Because the incentive interest substantively requires the interest holder to remain employed through a Change of Control, compensation expense associated with the fair value of the incentive interest will not be recognized by the Company until such time that a change of control event occurs.

The Company recognizes distributions related to the unvested incentive interest as compensation expense when declared. During the years ended December 31, 2020 and 2019, the Company recognized equity compensation expense of $195,556 and $129,444, respectively, related to capital distributions.

During the year ended December 31, 2020 and 2019, no other incentive interests were awarded.

FUTUREWORKS LLC AND SUBSIDIARIES
DBA THE HEALTH CENTER
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

11. SUBSEQUENT EVENTS

In accordance with ASC 855 — Subsequent Events, the Company has analyzed its operations after December 31, 2020 to the date these consolidated financial statements were available to be issued on March 22, 2021. The following events and transactions occurred subsequent to December 31, 2020:

•        On March 12, 2021, the Company entered into a definitive agreement to be acquired by Greenrose Acquisition Corporation (“Greenrose”), a special purpose acquisition company, registered with the Securities and Exchange Commission (“SEC”). The Agreement provides for Greenrose to acquire 100% of the outstanding equity of the Company for a combination of cash and common stock and the payments of debt held by related parties.

ANNEX A

[To be filed by amendment.]

Annex A-1

ANNEX B

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

by and among

GREENROSE ACQUISITION CORP.,

GNRS CT MERGER SUB, LLC,

THERAPLANT, LLC

acting by and through its Steering Committee

and

SHAREHOLDER REPRESENTATIVE SERVICES LLC

as the Selling Securityholders’ Representative

Dated as of
March 12, 2021

Annex B Page No
ARTICLE 1 THE MERGER		B-1
1.1	The Merger	B-1
1.2	Effective Time	B-1
1.3	Effect of the Merger on Constituent Corporations	B-2
1.4	Certificate of Organization and Operating Agreement of Surviving Corporation	B-2
1.5	Managers and Officers of Surviving Corporation	B-2
1.6	Aggregate Consideration	B-2
1.7	Conversion at Effective Time	B-2
1.8	RESERVED	B-3
1.9	Calculation of Initial Consideration; Delivery of Closing Payment Certificate and Allocation Certificate	B-3
1.10	Closing Payments; Payment Procedures	B-3
1.11	No Further Ownership Rights	B-4
1.12	RESERVED	B-4
1.13	Net Working Capital Adjustment	B-4
1.14	Withholding Taxes	B-6
1.15	Tax Treatment; Allocation of Aggregate Consideration	B-6
1.16	Taking of Necessary Actions; Further Actions	B-7
ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY		B-7
2.1	Organization and Qualification	B-7
2.2	Authorization	B-8
2.3	Capital Equity	B-8
2.4	Subsidiaries	B-9
2.5	Managing Members and Officers	B-10
2.6	No Conflicts	B-10
2.7	Charter Documents; Books and Records	B-10
2.8	Company Financials	B-11
2.9	No Undisclosed Liabilities	B-11
2.10	Absence of Changes	B-11
2.11	Taxes	B-12
2.12	Legal Proceedings	B-13
2.13	Compliance with Laws, Orders and Permits	B-13
2.14	Employee Benefit Plans; ERISA	B-14
2.15	Employees; Labor Relations	B-15
2.16	Real Property	B-15
2.17	Environmental Matters	B-16
2.18	Title to Property	B-16
2.19	Intellectual Property	B-16
2.20	Material Contracts	B-18
2.21	Insurance	B-19
2.22	Affiliate Transactions	B-19
2.23	Brokers	B-20
2.24	Banks and Brokerage Accounts; Powers of Attorney	B-20
2.25	Significant Suppliers and Customers	B-20
2.26	Takeover Statutes	B-20
2.27	Product Warranties; Product Liability	B-20

Annex B-i

Annex B Page No
2.28	Compliance with Anti-Money Laundering	B-21
2.29	Compliance with OFAC	B-21
2.30	Disclosure	B-21
2.31	No Other Representations or Warranties	B-21
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		B-22
3.1	Organization and Qualification	B-22
3.2	Authorization	B-22
3.3	No Conflicts	B-22
3.4	Brokers	B-23
3.5	Sufficiency of Funds	B-23
3.6	Formation and Ownership of Merger Sub; No Prior Activities.	B-23
3.7	Compliance with Laws, Orders and Permits.	B-23
3.8	Capitalization.	B-23
3.9	SEC Reports; Financial Statements.	B-23
3.10	Material Changes; Undisclosed Events, Liabilities or Developments.	B-23
3.11	Litigation.	B-23
3.12	Company Representations and Warranties.	B-24
ARTICLE 4 CONDUCT PRIOR TO THE EFFECTIVE TIME		B-24
4.1	Conduct of Business of the Company	B-24
4.2	No Solicitation	B-25
ARTICLE 5 ADDITIONAL AGREEMENTS		B-26
5.1	Stockholder Approval	B-26
5.2	Information Statement	B-26
5.3	Access to Information	B-27
5.4	Confidentiality	B-27
5.5	Expenses	B-28
5.6	Public Disclosure	B-28
5.7	Best Efforts; Knowledge	B-29
5.8	FIRPTA Compliance	B-29
5.9	Notification of Certain Matters	B-29
5.10	Takeover Statutes	B-30
5.11	Delivery of Unit Ledger and Minute Books of the Company	B-30
5.12	Tax Matters	B-30
5.13	Employees and Contractors	B-31
5.14	Capital Commitments	B-32
5.15	Managers’ and Officers’ Indemnification	B-32
5.16	Financial Statements	B-32
5.17	RESERVED	B-33
5.18	Preparation of Proxy Statement; Special Meeting	B-33
5.19	Parent Public Filings	B-34
5.20	Delisting and Relisting	B-34
5.21	Environmental Obligations	B-34
ARTICLE 6 CONDITIONS TO THE MERGER		B-35
6.1	Conditions to Obligations of Each Party to Effect the Merger	B-35
6.2	Additional Conditions to the Obligations of Parent and Merger Sub	B-35
6.3	Additional Conditions to Obligations of the Company	B-36

Annex B-ii

Annex B Page No
ARTICLE 7 SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS; INDEMNIFICATION		B-37
7.1	Survival of Representations, Warranties, Covenants and Agreements	B-37
7.2	Indemnification by the Selling Securityholders	B-37
7.3	Indemnification by the Parent	B-38
7.4	Limitations	B-38
7.5	Indemnification Procedures; Third Party Claims	B-39
7.6	No Contribution	B-43
7.7	No Claim Against Trust Account	B-43
7.8	Exclusive Remedy	B-43
ARTICLE 8 TERMINATION, AMENDMENT AND WAIVER		B-44
8.1	Termination	B-44
8.2	Effect of Termination	B-45
ARTICLE 9 MISCELLANEOUS PROVISIONS		B-45
9.1	Notices	B-45
9.2	Entire Agreement	B-46
9.3	Third Party Beneficiaries	B-46
9.4	No Assignment; Binding Effect	B-46
9.5	Headings	B-46
9.6	Invalid Provisions	B-46
9.7	Governing Law	B-47
9.8	Waiver of Trial by Jury	B-47
9.9	Jurisdiction	B-47
9.10	Counterparts	B-47
9.11	Amendment and Modification	B-47
9.12	Extension; Waiver	B-47
9.13	Selling Securityholders’ Representative of the Selling Securityholders Power of Attorney	B-48
9.14	Made Available	B-49
9.15	No Presumption Against Drafting Party	B-49
9.16	Protected Communications	B-49
9.17	Managing Member Expense Fund	B-50
ARTICLE 10 DEFINITIONS		B-50
10.1	Definitions	B-50
10.2	Construction	B-62

Annex B-iii

TABLE OF EXHIBITS AND PRINCIPLE SCHEDULES

Exhibit A-1	Form of Joinder Agreement
Exhibit A-2	Form of Member Written Approval
Exhibit B	Form of Certificate of Merger
Exhibit C	Permitted Liens
Exhibit D	Form of Letter of Transmittal
Exhibit E	Form of Company Officer’s Certificate
Exhibit F	Form of Escrow Agreement
Exhibit G	Form of Parent Officer’s Certificate
Exhibit 1.13	Form of Estimated Closing Net Working Capital
Schedule A-1	Identified Employees
Schedule A-2	Company Employees with Knowledge
Schedule A-3	Parent Executives with Knowledge
Schedule 1.15	Allocation Schedule

Annex B-iv

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is effective as of March 12, 2021, by and among Greenrose Acquisition Corp., a Delaware corporation (“Parent”), GNRS CT Merger Sub, LLC, a Connecticut limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”), Theraplant, LLC, a Connecticut limited liability (the “Company”), acting by and through its Steering Committee, and Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative of the Selling Securityholders (the “Selling Securityholders’ Representative”). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in Article 10.

RECITALS

WHEREAS. the boards of directors of each of the Parent and Merger Sub, and the Company Managing Members, have unanimously (i) determined that the merger of Merger Sub with and into the Company (the “Merger”) is advisable and fair to, and in the best interests of, their respective equityholders and (ii) approved the Merger upon the terms and subject to the conditions set forth in this Agreement pursuant to the applicable provisions of the Delaware General Corporation Law (the “DGCL”), Connecticut General Statutes Section 34-600, et seq., and the Connecticut Uniform Limited Liability Act (the “CT Act”), as applicable.

WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement and concurrent with the execution and delivery of this Agreement, the Identified Employees have entered into new employment arrangements (the “Employment Agreements”) including non-competition agreements, substantially in the form attached thereto (the “Non-Competition Agreements”), in each case with Parent or its designee, and to become effective at the Effective Time.

WHEREAS, immediately after the execution and delivery of this Agreement, the Principal Members will deliver an executed joinder agreement in the form of Exhibit A-1 (the “Joinder Agreements”), (i) which will incorporate by reference and attach an executed members’ written approval in the form of Exhibit A-2 adopting and approving the Merger and this Agreement (the “Member Written Approval”), and (ii) pursuant to which each Company Member party thereto will, among other things, (x) waive any rights of pre-emption, purchase option rights, investors’ rights, transfer restriction rights, rights of first notice, negotiation, offer or refusal, rights of approval or other similar rights or restrictions in connection with the Transactions under Applicable Laws, the Company Charter, the Company Operating Agreement, applicable Contracts and otherwise, (y) accept and agree to the terms of the Merger and this Agreement, including the indemnification obligations and waiver of claims against the Trust Account hereunder, as though a party hereto, and (z) appoint Shareholder Representative Services LLC as the initial Selling Securityholders’ Representative for the purposes set forth herein.

NOW, THEREFORE, in consideration of the premises, and the covenants, promises, representations and warranties set forth herein, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the parties), intending to be legally bound hereby, the parties hereby agree as follows:

ARTICLE 1
THE MERGER

1.1 The Merger. At the Effective Time and upon the terms and subject to the conditions of this Agreement and the provisions of Applicable Laws, Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation and as a wholly-owned subsidiary of Parent. For times and periods after the Effective Time, the surviving corporation after the Merger is sometimes referred to herein as the “Surviving Corporation.”

1.2 Effective Time. Unless this Agreement is earlier terminated pursuant to Section 8.1, the closing of the Merger (the “Closing”) will take place as promptly as reasonably practicable, but no later than two (2) Business Days following satisfaction or waiver of the conditions set forth in Article 6, shall take place remotely via the exchange of documents and signatures, unless another manner or time is agreed to by Parent and the Company. The date on which the Closing occurs is herein referred to as the “Closing Date.” At the Closing, the parties shall deliver the agreements, certificates, and other instruments and documents required to be delivered at or prior to the Closing pursuant to Article 6. On the Closing Date, the parties shall cause the Merger to be consummated by filing a Certificate of Merger, in

Annex B-1

substantially the form attached hereto as Exhibit B (the “Certificate of Merger”), with the Secretary of State of the State of Connecticut in accordance with the CT Act (the time of acceptance by the Secretary of State of the State of Connecticut of such filing or such later time as may be agreed to by the parties and set forth in such filing for the effectiveness of the Merger being referred to herein as the “Effective Time”).

1.3 Effect of the Merger on Constituent Corporations. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the CT Act. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Merger Sub and the Company shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of Merger Sub and the Company shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

1.4 Certificate of Organization and Operating Agreement of Surviving Corporation. At the Effective Time, by virtue of the Merger, the certificate of organization of the Surviving Corporation shall be amended and restated to be identical to the form of the certificate of organization of Merger Sub, except that all references to Merger Sub shall refer to the Surviving Corporation, as in effect immediately prior to the Effective Time, and as so amended and restated, shall be the certificate of organization of the Surviving Corporation until thereafter amended as provided therein and in accordance with Applicable Laws. From and after the Effective Time, the operating agreement of the Surviving Corporation as in effect immediately prior to the Effective Time shall be amended and restated to be identical to the form of the operating agreement of Merger Sub as in effect immediately prior to the Effective Time, except that all references to Merger Sub shall refer to the Surviving Corporation, and as so amended, shall be the operating agreement of the Surviving Corporation, until thereafter amended as provided therein and in accordance with Applicable Laws.

1.5 Managers and Officers of Surviving Corporation. The managers of Merger Sub immediately prior to the Effective Time shall be the managers of the Surviving Corporation at the Effective Time, each to hold office in accordance with the certificate of organization and operating agreement of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office in accordance with the operating agreement of the Surviving Corporation. In addition, unless otherwise determined by Parent prior to the Effective Time, Parent, the Company and the Surviving Corporation shall cause the managers and officers of Merger Sub immediately prior to the Effective Time to be the managers and officers, respectively, of each of the Company Subsidiaries immediately after the Effective Time, each to hold office as a manager or officer of each such Company Subsidiary in accordance with the provisions of the laws of the respective jurisdiction of organization and the respective operating agreement or equivalent organizational documents of each such Company Subsidiary.

1.6 Aggregate Consideration. The aggregate amount (including any amounts withheld pursuant to Section 1.13) of consideration to be paid or issued by Parent in respect of all Company Units shall be an amount (the “Aggregate Consideration”) equal to the sum of the amounts set forth in the following subsections (a) through (e):

(a) an amount equal to (i) One Hundred Million Dollars ($100,000,000), minus (ii) the Escrow Amount, minus (iii) the Expense Amount, minus (iv) the Managing Member Expense Amount (such amount, the “Initial Consideration”);

(b) an amount equal to the difference between the Estimated Closing Net Working Capital, as determined in accordance with Section 1.13, and the Base Net Working Capital, to the extent a positive number, if any;

(c) the amount released from the Escrow Fund pursuant to Section 7.5(a), if any;

(d) the amount released from the Expense Fund pursuant to Section 9.13(c), if any; and

(e) the amount released from the Managing Member Expense Fund pursuant to Section 9.17, if any.

1.7 Conversion at Effective Time. On the terms and subject to the conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holder of any of the Company Units, the following shall occur automatically (except as expressly provided otherwise):

(a) Company Units. Each Company Unit issued and outstanding immediately prior to the Effective Time shall be cancelled and extinguished and converted into the right to receive cash (without interest thereon) in accordance with the terms hereof.

Annex B-2

(b) Equity of Merger Sub. The units of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one hundred percent (100%) of the units of the Surviving Corporation. From and after the Effective Time, each unit certificate of Merger Sub evidencing ownership of any such units shall continue to evidence ownership of such units of membership interests of the Surviving Corporation.

1.8 RESERVED.

1.9 Calculation of Initial Consideration; Delivery of Closing Payment Certificate and Allocation Certificate. Five (5) Business Days prior to the Closing Date, the Company shall deliver a spreadsheet (the “Closing Payment Certificate”) setting forth each of the following items and certified by a Company Managing Member to be true and correct:

(i) the Initial Consideration;

(ii) the Capitalization Table; and

(iii) the Allocation Certificate for the Initial Consideration.

Upon receipt of the Closing Payment Certificate, Parent will be entitled to review, make reasonable inquiries and request reasonable supporting documentations, and comment on the Closing Payment Certificate, and the Company shall consider Parent’s comments in good faith and deliver an updated Closing Payment Certificate to Parent no later than two (2) Business Days prior to the Closing Date to reflect the applicable revisions to the Closing Payment Certificate.

1.10 Closing Payments; Payment Procedures.

(a) Closing Payments.

(i) On the Closing Date, Parent shall deliver to the Paying Agent a letter authorizing the Paying Agent to remit payment by wire transfer of immediately available funds from the Trust Account an amount equal to the aggregate cash portion of the Initial Consideration payable to the Selling Securityholders pursuant to Section 1.7(a) in exchange for all Company Units.

(ii) On the Closing Date, Parent shall deliver the Escrow Amount to the Escrow Agent by wire transfer of immediately available funds, for deposit in the Escrow Fund (which shall be held and distributed in accordance with the terms of Article 7).

(iii) On the Closing Date, Parent shall deliver the Expense Amount to the Selling Securityholders’ Representative by wire transfer of immediately available funds, for deposit in the Expense Fund (which shall be held and distributed in accordance with Section 9.13(c)).

(iv) On the Closing Date, Parent shall deliver the Managing Member Expense Amount to the Company Managing Members serving in such capacity as of the date immediately preceding the Closing Date by wire transfer of immediately available funds, for deposit in the Managing Member Expense Fund (which shall be held and distributed in accordance with Section 9.17).

(b) Exchange Procedures. As soon as reasonably practicable after the Effective Time, but in no event more than five (5) Business Days thereafter, Parent or the Surviving Corporation shall cause the Paying Agent to mail to each holder of record as set forth in the Company Operating Agreement of Company Units that were converted into the right to receive the cash payment pursuant to Section 1.7(a) at the address provided by the Company in the Closing Payment Certificate: (1) a letter of transmittal in substantially the form as attached hereto as Exhibit D (the “Letter of Transmittal”)), and (2) instructions for use in effecting the surrender of the Company Units in exchange for the applicable cash amount set forth on the Closing Payment Certificate. Upon surrender of the Company Units for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such Letter of Transmittal and any required Form W-9 or Form W-8, duly completed and validly executed in accordance with the instructions thereto (including all required deliverables), the holder of such Company Units shall be entitled to receive from the Paying Agent, upon surrender thereof, the cash amount to which such holder is entitled pursuant to Section 1.7 as set forth on the Closing Payment Certificate, and any Company Units so surrendered shall be canceled.

Annex B-3

Until surrendered, each outstanding Company Unit will be deemed from and after the Effective Time, for all corporate purposes to evidence only the right to receive the cash amount (without interest) into which such Company Units shall have been so converted pursuant to Section 1.7.

(c) Transfers of Ownership. If any cash amounts are to be disbursed pursuant to Section 1.7 in accordance with the Closing Payment Certificate to any person other than the person or entity whose name is registered in the Company Operating Agreement surrendered in exchange therefore, it will be a condition of the issuance or delivery thereof that (i) the Company Member requesting such disbursal shall provide Parent with such documentation reasonably requested by Parent to properly evidence such transfer, and (ii) the Person requesting such payment will have paid to Parent, or any agent designated by it, any transfer or other Taxes required by reason of the issuance of payment in any name other than that of the registered holder of the Company Units surrendered, or established to the reasonable satisfaction of Parent or any agent designated by it that such Tax has been paid or is not payable.

(d) No Interest. No interest will be paid or accrue for the benefit of any holder of Company Units or any Aggregate Consideration, or other amounts payable under this Article 1.

(e) Paying Agent to Return Cash Consideration. At any time following the last day of the sixth (6th) month following the Effective Time, Parent shall be entitled to require the Paying Agent to deliver to Parent (or the Trust Account), or its designated successor or assign all cash amounts that have been deposited with the Paying Agent pursuant to Section 1.10(a) hereof, and any and all interest thereon or other income or proceeds thereof, not disbursed to the holders of Company Units pursuant to Section 1.10(b) hereof, and thereafter the holders of Company Units shall be entitled to look only to Parent and only as general creditors thereof with respect to any and all cash amounts that may be payable to such holders of Company Units pursuant to Section 1.10(b) hereof upon the due surrender of such Company Units and duly executed Letter of Transmittal and other required documents in the manner set forth in Section 1.10(b) hereof. No interest shall be payable for the cash amounts delivered to Parent pursuant to the provisions of this Section 1.10(e) and which are subsequently delivered to the holders of Company Units.

(f) No Liability or Obligation. Notwithstanding anything to the contrary in this Section 1.10, neither Parent, the Paying Agent, the Surviving Corporation, nor any party hereto shall be liable or have any other obligation in respect of any Aggregate Consideration and any other amounts payable under this Agreement for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law pursuant to its withholding rights set forth in Section 1.13.

1.11 No Further Ownership Rights. The cash amounts paid, as applicable, in respect of the surrender of Company Units in accordance with the terms hereof shall be deemed to be in full satisfaction of all rights pertaining to such Company Units. From and after the Effective Time, the holders of Company Units shall cease to have any rights with respect to Company Units represented thereby, except as otherwise set forth herein or by Applicable Laws. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of any Company Units thereafter on the records of the Company. If, after the Effective Time, a Company Unit is presented to the Surviving Corporation, it shall be cancelled and exchanged as set forth in Section 1.7 and this Section 1.11.

1.12 RESERVED.

1.13 Net Working Capital Adjustment.

(a) Determination of Estimated Closing Net Working Capital. Not less than five (5) Business Days prior to the Closing Date, the Company shall prepare and deliver to Parent a reasonably detailed statement setting forth the calculation of the estimated Net Working Capital as of immediately prior to the Closing, without taking into account any of the transactions occurring as part of the Closing (the “Estimated Closing Net Working Capital”), which shall be prepared in accordance with Exhibit 1.13. To assist Parent in its review of the above calculations, the Company shall make available to Parent and its representatives such information and in such detail used in connection therewith as is reasonably requested by Parent.

Annex B-4

(b) Determination of Final Post-Closing Adjustments.

(i) As soon as practicable after the Closing Date, but in any event within ninety (90) calendar days following the Closing Date, subject to Parent’s right to request the consent of the Selling Securityholders’ Representative for up to an additional thirty (30) calendar days, such consent not to be unreasonably withheld, Parent shall prepare and deliver to the Selling Securityholders’ Representative a reasonably detailed statement setting for the calculation of the Net Working Capital as of immediately prior to the Closing, without taking into account any of the transactions occurring as part of the Closing (as finally determined pursuant to this Section 1.13, the “Final Closing Net Working Capital”), which shall be prepared in accordance with GAAP consistently applied by the Company and in a manner consistent with the preparation of the Estimated Closing Net Working Capital and the methodology set forth on Exhibit 1.13. If the Selling Securityholders’ Representative disputes the Final Closing Net Working Capital as determined by Parent, then the Selling Securityholders’ Representative shall deliver to Parent a written statement (the “Dispute Notice”) describing with reasonable detail the basis for any such dispute within thirty (30) calendar days after receiving the statement calculating the Final Closing Net Working Capital. If the Selling Securityholders’ Representative does not deliver the Dispute Notice to Parent within such thirty (30) calendar day period, then the determination of the Final Closing Net Working Capital shall be deemed final and accepted by the Selling Securityholders. Parent, the Surviving Corporation and the Selling Securityholders’ Representative will use reasonable efforts and act in good faith to resolve any such dispute themselves. If such dispute is not finally resolved within thirty (30) calendar days after Parent’s receipt of the Dispute Notice, either Parent or the Selling Securityholders’ Representative may thereafter cause such nationally recognized firm of independent certified public accountants with nationwide audit, accounting and valuation practices as to which the Selling Securityholders’ Representative and Parent agree in writing (the “Independent Accountant”) to review this Agreement promptly and the disputed items or amounts in determining the Final Closing Net Working Capital. The Selling Securityholders’ Representative, Surviving Corporation and the Parent, as applicable, will provide the accounting firm access to the books and records of Parent and/or Surviving Corporation and their Affiliates related to the calculation of the Final Closing Net Working Capital. The Independent Accountant shall act as an expert not as an arbitrator. Within ten (10) calendar days after submission to the Independent Accountant for resolution. Parent and the Selling Securityholders’ Representative shall each submit a written brief that indicates their position on each disputed matter and each such party’s determination of the amount of the Final Closing Net Working Capital. The Independent Accountant shall make a written determination on each disputed matter no later than thirty (30) calendar days after submission to the Independent Accountant for resolution. Such determination for each disputed matter shall be bounded by the amount proposed by Parent and the amount proposed by the Selling Securityholders’ Representative. The proposed Final Closing Net Working Capital will be revised as appropriate to reflect the resolution of any such claims pursuant to this Section 1.13. The fees and disbursements of the Independent Accountant shall be paid by Parent, on the one hand, and the Selling Securityholders, on the other hand, on an inversely proportional basis, based upon the relative difference between the amounts in dispute that have been submitted to the Independent Accountant and the Independent Accountant’s final calculations. Solely by way of example, if Parent claimed that Final Closing Net Working Capital is One Million Dollars ($1,000,000), the Selling Securityholders’ Representative claimed in the Dispute Notice that Final Closing Net Working Capital is One Million Five Hundred Thousand Dollars ($1,500,000), and the Independent Accountant determines that Final Closing Net Working Capital is One Million One Hundred Thousand Dollars ($1,100,000), then Parent shall pay twenty percent (20%) of the Independent Accountant’s fees and disbursements and the Selling Securityholders shall pay eighty percent (80%) of the Independent Accountant’s fees and disbursements. Parent and the Selling Securityholders’ Representative shall each pay their own fees and expenses related to such determination.

(ii) Parent and the Surviving Corporation will provide the Selling Securityholders’ Representative and his, her or its legal, accounting and/or financial advisors with reasonable access during normal business hours to all materials related to the preparation of and proper calculation of the Final Closing Net Working Capital, and shall make their financial staff and advisors available to the Selling Securityholders’ Representative and his, her or its legal, accounting and/or financial advisors and to the Independent Accountant at any reasonable time during the review by the Selling Securityholders’ Representative of the Final Closing Net Working Capital and the resolution by Parent and the Selling Securityholders’ Representative and/or the Independent Accountant of any objections thereto. Access to any work papers or analyses provided by Parent’s advisors shall be subject to their customary protocols for such access.

Annex B-5

(c) Application of Final Post-Closing Adjustments.

(i) If the Final Closing Net Working Capital, as finally determined, is less than the Estimated Closing Net Working Capital, then within five (5) calendar days after the Final Closing Net Working Capital is determined, the Selling Securityholders’ Representative and Parent shall cause such difference to be paid to Parent by executing and delivering to the Escrow Agent a joint written instruction as required by the Escrow Agreement directing the Escrow Agent to disburse such amount from the Escrow Fund to Parent.

(ii) If the Final Closing Net Working Capital, as finally determined, is more than the Estimated Closing Net Working Capital, then Parent shall pay or cause to be paid to the Selling Securityholders each of their respective Allocated Portion of the entire amount of the difference between the Final Closing Net Working Capital and the Estimated Closing Net Working Capital by wire transfer of immediately available funds in accordance with the Allocation Certificate, as updated by the Selling Securityholders’ Representative no later than five (5) calendar days after the final determination of the Final Closing Net Working Capital in accordance with this Section 1.13.

(d) Prorations. Except as provided in the Final Closing Net Working Capital, all payments made by the Company for services, rent and other charges or expenses paid or payable with respect to the Company shall be prorated as of the Effective Time so that all such payments, prepayments or expenses attributable to the period ending as of the Effective Time shall be for the account of the Company, and all such payments, prepayments and expenses attributable to the period commencing with and following the Effective Time shall be for the account of Parent. Any prepayments existing as of the Effective Time shall accrue as part of the Final Net Working Capital.

(e) No Further Claim. After the determination of the Final Closing Net Working Capital and the payment of any adjustments contemplated by Section 1.13(c), no party shall have the right to make any claim based on the Net Working Capital as of the Effective Time (even if subsequent events or subsequently discovered facts would have affected the calculation of the Net Working Capital had such subsequent events or subsequently discovered facts been known at the time of the Closing), other than as a result of fraud or manifest error.

(f) Adjustments for Tax Purposes. Any payments made pursuant hereto shall be treated as an adjustment to the Aggregate Consideration by the parties for Tax purposes, unless otherwise required by Applicable Law.

1.14 Withholding Taxes. Each of Parent, Merger Sub, the Escrow Agent and the Paying Agent shall be entitled to deduct and withhold from the consideration any amount otherwise payable in connection with the Transactions such amounts as Parent, Merger Sub, the Escrow Agent or the Paying Agent is required to deduct and withhold under the Code or any provision of state, local or foreign Applicable Law with respect to any Person entitled to receive Aggregate Consideration or payments pursuant to the terms of this Agreement; provided such amounts are actually paid over to the applicable Tax Authority. To the extent that amounts are so deducted or withheld by Parent, Merger Sub, the Escrow Agent or the Paying Agent, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person entitled to receive the applicable payment pursuant to the terms of this Agreement in respect of whom such deduction and withholding was made by Parent, Merger Sub, the Escrow Agent or the Paying Agent.

1.15 Tax Treatment; Allocation of the Aggregate Consideration.

(a) As more fully described below, for applicable Tax purposes, the Transaction shall be treated with respect to the Company Members as a transfer of their respective Company Units, and with respect to the Parent and Merger Sub as an acquisition of Company’s assets in accordance with Revenue Ruling 99-6.

(b) For federal income tax purposes, the parties shall treat the Parent’s acquisition of all of the issued and outstanding Company Units as a taxable sale of the Company Units by the Selling Securityholders and a taxable purchase of the Company’s assets and assumption of Company’s liabilities by Parent with respect to the Aggregate Consideration. Within sixty (60) days after the Aggregate Consideration has been finally determined, Parent shall provide to the Selling Securityholders’ Representative a proposed allocation of the Aggregate Consideration, assumed liabilities for U.S. federal income Tax purposes, any other amounts treated as consideration for U.S. federal income Tax purposes and/or any other relevant items among the assets of the Company (the “Allocation Schedule”) based on the methodology as shown on Schedule 1.15. The Selling Securityholders’ Representative will review the Allocation Schedule and, to the extent the Selling Securityholders’ Representative in good faith disagrees with the content of the Allocation Schedule,

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the Selling Securityholders’ Representative will, within ten (10) days after receipt, provide written notice to Parent of such disagreement. The selling Securityholders’ Representative and Parent will attempt in good faith to resolve any such disagreement. If the Selling Securityholders’ Representative and Parent are unable to reach a good faith agreement as to the content of the Allocation Schedule within ninety (90) days after the Aggregate Consideration has been finally determined, such dispute shall be resolved by the Independent Accountant, whose determination with respect to the Allocation Schedule shall be made within thirty (30) days of their appointment to resolve such dispute. The Selling Securityholders’ Representative, Surviving Corporation and the Parent, as applicable, will provide the Independent Accountant access to the books and records of Parent and/or Surviving Corporation and their Affiliates related to the determination of the Allocation Schedule. The Independent Accountant shall act as an expert not as an arbitrator. Within ten (10) calendar days after submission to the Independent Accountant for resolution, Parent and the Selling Securityholders’ Representative shall each submit a written brief that indicates their position on each disputed matter and each such party’s determination of the Allocation Schedule. The Independent Accountant shall make a written determination on each disputed matter no later than thirty (30) calendar days after submission to the Independent Accountant for resolution. Such determination for each disputed matter shall be bounded by the amount proposed by Parent and the amount proposed by the Selling Securityholders’ Representative. The proposed Allocation Schedule will be revised as appropriate to reflect the resolution of any such claims pursuant to this Section 1.15. The fees and disbursements of the Independent Accountant shall be paid by Parent, on the one hand, and the Selling Securityholders, on the other hand, on an inversely proportional basis, based upon the relative difference between the amounts in dispute that have been submitted to the Independent Accountant and the Independent Accountant’s final calculations. Solely by way of example, if Parent claimed that an item on the Allocation Schedule is One Million Dollars ($1,000,000), the Selling Securityholders’ Representative claimed in the Dispute Notice that such item is One Million Five Hundred Thousand Dollars ($1,500,000), and the Independent Accountant determines that such item is One Million One Hundred Thousand Dollars ($1,100,000), then Parent shall pay twenty percent (20%) of the Independent Accountant’s fees and disbursements and the Selling Securityholders shall pay eighty percent (80%) of the Independent Accountant’s fees and disbursements. Parent and the Selling Securityholders’ Representative shall each pay their own fees and expenses related to such determination. No party hereto shall take any position or file any Tax Return inconsistent with the Allocation Schedule.

1.16 Taking of Necessary Actions; Further Actions. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, the officers and directors of Parent, the Company and the Surviving Corporation are fully authorized in the name of their respective entities or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants that, to the knowledge of the Company, each of the statements in this Article 2 is true, correct and complete as of the date hereof and shall be true and correct as of the Closing Date (except for such representations and warranties made only as of a specific date), subject only to such exceptions as are specifically disclosed with respect to specific numbered sections and lettered subsections of this Article 2 in the disclosure schedule, delivered herewith and dated as of the date hereof, and organized with corresponding numbered sections and lettered subsections (the “Company Disclosure Schedule”), it being agreed that any matter disclosed pursuant to any section of the Company Disclosure Schedule shall be deemed disclosed for purposes of any other section of the Company Disclosure Schedule to the extent the applicability of the disclosure to such other section is readily apparent on the face of such disclosure.

2.1 Organization and Qualification. The Company is a limited liability duly organized, validly existing and in good standing under the Laws of the State of Connecticut, and has full limited liability company power and authority to conduct its business as presently conducted and to own, use, license, lease and operate its Assets. The Company is not qualified, licensed or admitted to do business as a foreign corporation in any other jurisdiction. The Company is not in violation of any of the provisions of its Charter Documents and such Charter Documents are in full force and effect. Section 2.1 of the Company Disclosure Schedule sets forth each jurisdiction where the Company and the Company Subsidiaries are so qualified, licensed or admitted to do business and separately lists each other state, province or country in which the Company and any Company Subsidiary owns, uses, licenses or leases its respective Assets, or conducts business or has employees or engages independent contractors.

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2.2 Authorization. Subject only to the Requisite Member Vote, the Company has full limited liability company power and authority to execute and deliver this Agreement and the Ancillary Agreements to which the Company is or, at the Closing, will become a party (each, a “Company Ancillary Agreement”), to perform its obligations hereunder and thereunder and to consummate the Transactions. Except for obtaining the Requisite Member Vote, no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance by the Company of this Agreement and each Company Ancillary Agreement, or to consummate the Transactions. The Managing Members of the Company (the “Company Managing Members”) in compliance with the Company Operating Agreement and the CT Act have duly and validly (i) adopted and approved this Agreement and the Company Ancillary Agreements, and the execution, delivery and performance by the Company of its obligations hereunder and thereunder, (ii) declared the advisability of this Agreement and the Company Ancillary Agreements and (iii) resolved to recommend that the Company Members approve this Agreement, the Company Ancillary Agreements and the Merger, and none of the aforesaid actions by the Company Managing Members has been amended, rescinded or modified, and no other action on the part of the Company Managing Members is required to authorize the execution, delivery and performance of this Agreement and the Company Ancillary Agreement and the consummation of the Transactions. This Agreement has been, and the Company Ancillary Agreements have been or will be, as applicable, duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof (and, in the case of the Company Ancillary Agreement, thereof) by Parent and/or the other parties thereto, each constitutes or will constitute, as applicable, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors’ rights generally and by general principles of equity.

2.3 Capital Equity.

(a) The authorized capital equity of the Company consists of a total of Five Million Units, comprised of: (i) One Hundred Ten Thousand (110,000) units designated as Founders Units (the “Founders Units”), of which One Hundred Ten Thousand (110,000) Founders Units are issued and outstanding as of the date of this Agreement; (ii) Forty-Two Thousand Seven Hundred Sixty-One (42,761) units designated as Series A Units (the “Series A Units”), of which Forty-Two Thousand Seven Hundred Sixty-One (42,761) Series A Units are issued and outstanding as of the date of this Agreement; (iii) Five Thousand (5,000) units designated as Service Units (the “Service Units”), of which Zero (0) Service Units are issued and outstanding as of the date of this Agreement; (iv) Seventy-Five Thousand (75,000) units designated as Series R Reward Units (the “Reward Units”), of which Fifty-Four Thousand (54,000) Reward Units are issued and outstanding as of the date of this Agreement and (v) Four Million Seven Hundred Sixty-Seven Thousand Two Hundred Thirty-Nine (4,767,239) undesignated units (the “Undesignated Units,” together with the Founders Units, the Series A Units, the Service Units and the Reward Units, collectively, “Company Units”), none of which are issued and outstanding as of the date of this Agreement. The Capitalization Table sets forth the record and beneficial owners of each class or series of Company Units, which constitute all of the outstanding capital equity of the Company.

(b) Except for the Company Units as set forth on the Capitalization Table and the capital equity of the Company Subsidiaries set forth in Section 2.4(a) of the Company Disclosure Schedule, (i) the Company and each Company Subsidiary has not issued or granted, and has not agreed to and is not obligated to issue or grant, any capital equity or other Equity Interest, (ii) there are no outstanding subscriptions, unit options, unit appreciation rights, phantom units, deferred units, performance units, restricted units or other compensatory equity or equity-linked awards, in any case, with respect to any security of or interest in the Company or any Company Subsidiary that have not expired or are otherwise terminated as of the date hereof (together, “Equity Awards”), (iii) warrants, rights, preemptive rights or other contracts, commitments, understandings, plans or arrangements, including any right of conversion or exchange under any outstanding security, instrument or agreement, obligating the Company or any Company Subsidiary to issue or sell any capital equity or to grant, extend or enter into any option with respect thereto, and (iv) the Company is not a party to any agreement, arrangement or understanding (written or oral) under which it is obligated to issue or grant any Equity Award.

(c) The Closing Payment Certificate includes a spreadsheet (the “Capitalization Table”), including a true, correct and complete list of all Company Members and their respective addresses, indicating whether such holder is an employee or not an employee of the Company, the number of Company Units held by such persons, the date of acquisition of such units, and such other information relevant thereto or which Parent may reasonably request.

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(d) Each outstanding unit of capital equity or other Equity Interest of the Company, including each Company Unit: (i) has been duly authorized, validly issued, fully paid and is nonassessable, free and clear of any Lien and (ii) has been offered, sold and delivered by the Company in compliance with all Applicable Laws and any applicable contractual restrictions.

(e) Section 2.3(e) of the Company Disclosure Schedule lists all Contracts, including, all operating agreements, investors rights agreements, voting agreements, voting trusts, preemptive rights, rights of first offer, rights of first refusal and co-sale agreements, rights of first negotiation, rights to notice of an Acquisition Proposal from a third party, management rights agreements, complete and correct copies of which have been made available to Parent, to which the Company or any Company Subsidiary is a party or by which its properties or assets are bound that entitle any Person to any right of first offer, first refusal, first negotiation, notice, vote, novation, waiver, consent, approval, registration, dividend right of, as the case may be, in connection with the Equity Interests or Assets of the Company and any Company Subsidiary or the Transactions.

(f) The Closing Payment Certificate and the Allocation Certificates when delivered will be, true, correct and complete in all respects and except for the payment of the amounts set forth therein, none of Parent, the Surviving Corporation or any of their respective Representatives will have any obligation to the Company Members with respect to the Company Units.

(g) Section 2.3(g) of the Company Disclosure Schedule sets forth a true, complete and correct list of all Indebtedness of the Company and each Company Subsidiary as of the date of this Agreement, identifying the creditor to which such Indebtedness is owed, the instrument under which Indebtedness is owed, and the amount of such Indebtedness as of the close of business on the date of this Agreement. With respect to each item of Indebtedness of the Company and each Company Subsidiary, the Company and the Company Subsidiaries are not in default and no payments are past due. Neither the Company nor any of the Company Subsidiaries has guaranteed or is responsible or has any Liability for any Indebtedness of any other Person, and neither the Company nor any of the Company Subsidiaries has guaranteed any other obligation of any other Person. The Company has not issued any promissory note or other Contract evidencing Indebtedness of the Company that is convertible into the right to receive any Company Units.

2.4 Subsidiaries.

(a) Section 2.4(a) of the Company Disclosure Schedule sets forth the name, jurisdiction of incorporation or organization and authorized and outstanding capital, and the record and beneficial owners of the outstanding capital equity of each Subsidiary of the Company (the “Company Subsidiaries”; each, a “Company Subsidiary”). Each Company Subsidiary is an entity duly organized, validly existing and in good standing (to the extent such concept or a comparable status is recognized) under the Applicable Laws of the jurisdiction of its organization and has full corporate power and authority to conduct its business as presently conducted and to own, use, license, lease and operate its Assets. Each Company Subsidiary is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation in each jurisdiction in which the ownership, use, licensing or leasing of its Assets, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for such failures to be so duly qualified, licensed or admitted and in good standing that could not reasonably be expected to have a Company Material Adverse Effect. None of the Company Subsidiaries is in violation of any of the provisions of its Charter Documents and such Charter Documents are in full force and effect. All the outstanding Equity Interests of each Company Subsidiary have been duly authorized, are validly issued, are fully paid and non-assessable and are free of any preemptive rights in compliance with Applicable Laws, including valid exemptions from registration under the Securities Act and all other applicable securities Laws. The Company owns, directly or indirectly, all of the Equity Interests of each Company Subsidiary, free and clear of any Liens. There are no declared or accrued but unpaid dividends or other distributions with respect to any capital equity or other Equity Interests of any Company Subsidiary.

(b) Except as set forth in Section 2.4(b) of the Company Disclosure Schedule, the Company and each Company Subsidiary does not control, and has not since the Company’s or such Company Subsidiary’s, as applicable, inception controlled, directly or indirectly, any other corporation, or any limited liability company, partnership, joint venture, association or any other business entity, and the Company and each Company Subsidiary does not own any direct or indirect Equity Interest or other interest or any right (contingent or otherwise) or have any current or prospective obligation to acquire the same of, and has not at any time made any other material investment in, any other Person.

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2.5 Managing Members and Officers. The names of each Company Managing Member and officer of the Company and each Company Subsidiary on the date hereof, and his or her position with the Company and each Company Subsidiary, are listed in Section 2.5 of the Company Disclosure Schedule.

2.6 No Conflicts; Approvals; Requisite Member Vote.

(a) Except as set forth in Section 2.6(a) of the Company Disclosure Schedule, the execution and delivery by the Company of this Agreement and the Company Ancillary Agreements, and each of the Company Subsidiaries of the Ancillary Agreements to which such Company Subsidiary is a party, do not, and the performance by the Company of its obligations under this Agreement and the Company Ancillary Agreements and by each of Company Subsidiaries of its obligations under the Ancillary Agreements to which such Company Subsidiary is a party, and the consummation of the Transactions do not and will not:

(i) Conflict with or result in a violation or breach of any of the material terms, conditions or provisions of the Company’s or any Company Subsidiary’s Charter Documents;

(ii) Conflict with or result in a material violation or material breach of any Applicable Law or Order applicable to the Company, any Company Subsidiary or any of their respective material Assets; or

(iii) (A) Conflict with or result in a material violation or material breach of, (B) constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, (C) require the Company or any Company Subsidiary to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (D) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (E) result in or give to any Person any additional right or entitlement to any increased, additional, accelerated or guaranteed payment or performance under, (F) result in the creation or imposition of (or the obligation to create or impose) any Lien upon the Company or any Company Subsidiary or any of their respective Assets under, or (G) result in the loss of any material benefit under, any Material Contract or Permit to which the Company or any Company Subsidiary is a party or by which any of the Company’s or any Company Subsidiary’s material Assets is bound.

(b) The only votes of the holders of any Company Units necessary to approve this Agreement, the Certificate of Merger, the Ancillary Agreements, the Merger and the other Transactions under Applicable Laws and the Company’s Charter Documents (collectively, the “Requisite Member Vote”) are those votes of the units representing at least sixty-six and seven-tenths percent (66.7%) of the outstanding Company Units as of the applicable record date.

(c) The Company Units owned by the Company Members listed in Section 2.6(c) of the Company Disclosure Schedule (the “Principal Members”) who, prior to execution of or within four (4) hours following the execution of this Agreement, shall have executed and delivered Joinder Agreements and the Member Written Approval, constitute Company Units representing (as of the applicable record date) at least seventy percent (70%) of the outstanding Company Units.

2.7 Charter Documents; Books and Records.

(a) The Company has prior to the execution of this Agreement made available to Parent true, correct and complete copies of the Charter Documents of the Company and each Company Subsidiary, each as amended through the date hereof.

(b) The Company has prior to the execution of this Agreement made available to Parent true, correct and complete copies of the minute books, unit record books and other similar records of the Company and each of its Subsidiaries. Since January 1, 2017, the minute books of the Company and its Subsidiaries contain true, correct and complete copies of all minutes of meetings of and actions by the Company Members or its Subsidiaries, the board of directors (or equivalent governing bodies) of the Company and each of its Subsidiaries, and accurately reflect all corporate actions of the Company and its Subsidiaries which are required by Applicable Laws or their respective Charter Documents to be passed upon by the Company Members or its Subsidiaries, and the board of directors (or equivalent governing bodies) of the Company and each of its Subsidiaries.

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2.8 Company Financials.

(a) Attached to Section 2.8(a) of the Company Disclosure Schedule is a true, correct and complete copy of the Company Financials. Such Company Financials are true, correct and complete in all material respects and have been prepared in accordance with the Books and Records of the Company and the Company’s accounting principles (subject to normal year-end adjustments and the absence of notes, which adjustments or notes will not be material in amount or significance). The Company Financials present fairly and accurately the financial condition and operating results of the Company and the Company Subsidiaries (including assets, liabilities, profit, loss and cash flows) as of the dates and during the periods indicated therein, all in accordance with GAAP (except, in the case of unaudited statements, as indicated in the notes thereto).

(b) The Company has since January 1, 2017 (i) made and kept true, correct and complete Books and Records and (ii) maintained, enforced and complied with internal accounting controls that have provided reasonable assurance that (A) transactions are (and have been) executed in accordance with management’s authorization, (B) transactions are (and have been) recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is (and has been) permitted only in accordance with management’s authorization, (D) the reported accountability for its assets is (and has been) compared with existing assets at reasonable intervals, (E) all material information related to such controls are (and has been) reported or otherwise made known to the Company Managing Members, (F) all material information concerning the Company is (and has been) recorded, processed, summarized and timely reported to the Company Managing Members, (G) all information required to be reported or reflected in the Company’s financial statements is (and has been) recorded, processed, summarized and timely reported to the Company Managing Members. Since January 1, 2017, there has been (i) no significant change in the Company’s internal controls over financial reporting, (ii) no significant deficiency or material weakness (or claim or allegation thereof) in the design or operation of the Company’s internal controls over financial reporting which would be reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information during any of the periods covered by the Company Financials, (iii) no fraud, whether or not material, involving the Company Managing Members or any other employee of the Company who has a significant role in the Company’s internal control over financial reporting and (iv) no change in any accounting policies, principles, methods or practices, including any change with respect to reserves (whether for bad debts, contingent liabilities or otherwise), of the Company. No audit firm has ever declined or indicated its inability to issue an opinion with respect to any financial statements of the Company.

(c) All of the accounts receivable, whether billed or unbilled, of the Company and the Company Subsidiaries arose in the ordinary course of business, are carried at values determined in accordance with the Company’s accounting principles, are not subject to any valid set-off or counterclaim, do not represent obligations for goods sold on consignment, on approval or on a sale-or-return basis or subject to any other repurchase or return arrangement and are collectible except to the extent of reserves therefor set forth in the Company Financials or, for receivables arising subsequent to the Last Balance Sheet Date, as reflected on the Books and Records (which receivables are recorded in accordance with the Company’s accounting principles). No Person has any Lien on any accounts receivable of the Company or any Company Subsidiary and no request or agreement for deduction or discount has been made with respect to any accounts receivable of the Company or any Company Subsidiary. Section 2.8(c) of the Company Disclosure Schedule sets forth the aging of the accounts receivable as of the Last Balance Sheet Date.

2.9 No Undisclosed Liabilities. Except as set forth in Section 2.9 of the Company Disclosure Schedule or to the extent adequately accrued or reserved against in the Last Balance Sheet, neither the Company nor any Company Subsidiary has any Liability (whether or not required to be disclosed in a consolidated balance sheet of the Company and its Subsidiaries or disclosed in the notes thereto), except for any Liability incurred in the ordinary course of business consistent with past practice since the Last Balance Sheet, that are not, individually or in the aggregate, material to the Company or any of its Subsidiaries. There are no off-balance sheet arrangements to which the Company or any Company Subsidiary is a party or otherwise involving the Company or any Company Subsidiary.

2.10 Absence of Changes.

(a) Since the Last Balance Sheet Date, the respective businesses and operations of the Company and the Company Subsidiaries have been conducted only in the ordinary course consistent with past practice.

(b) Since the Last Balance Sheet Date, no Company Material Adverse Effect has occurred.

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(c) Without limiting the foregoing, neither the Company, any Company Subsidiary nor any Person acting on behalf of the Company or any Company Subsidiary, nor any of their respective Affiliates has taken, or omitted to take, in each case since the Last Balance Sheet, any action that, if taken, or omitted to be taken after the date of this Agreement, would constitute a breach of Section 4.1.

2.11 Taxes.

(a) The Company and each Company Subsidiary has timely filed (taking into account any valid extensions) with the appropriate Tax Authority all income and other material Tax Returns required to be filed. All such Tax Returns are true, correct and complete in all material respects. All income Taxes and other material Taxes due and owing by the Company or any Company Subsidiary (whether or not shown on any Tax Returns) have been timely paid. All income Taxes and other material Taxes of the Company or any Company Subsidiary that are not yet due and owing have been properly accrued on the Company Financials or, with respect to periods not covered by the Company Financials, on the Books and Records of the Company or Company Subsidiary, in each case, in accordance with the Company’s accounting principles. Except as set forth in Section 2.11 of the Company Disclosure Schedules, neither the Company nor any Company Subsidiary is currently the beneficiary of any extension of time within which to file any Tax Return, nor has any such extension been requested. No written claim has ever been made by a Tax Authority in a jurisdiction where the Company or any Company Subsidiary does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. Neither the Company nor any Company Subsidiary has ever had any nexus (within the meaning of the Applicable Law of any applicable state) with any jurisdiction where the Company (or the applicable Company Subsidiary as the case may be) does not, or did not at the applicable time, file a Tax Return which nexus could subject it to Tax in such jurisdiction.

(b) No deficiencies for Taxes of the Company or any Company Subsidiary have been claimed, proposed or assessed by any Tax Authority or other Governmental Authority. There are no pending or threatened audits, assessments or other actions for or relating to any liability in respect of Taxes of the Company (or any Company Subsidiary), and there are no matters under discussion between the Company (or any Company Subsidiary) and any Tax Authority or other Governmental Authority. The Company has made available to Parent true, correct and complete copies of all income Tax Returns and any other material Tax Returns of the Company and each Company Subsidiary (and their respective predecessors) and true, correct and complete copies of all examination reports and statements of deficiencies assessed against or agreed to by any of the Company or any Company Subsidiary (and any predecessors) for all tax years beginning on or after January 1, 2017. Neither the Company nor any Company Subsidiary has (nor has any predecessor) waived any statute of limitations in respect of Taxes (which waiver is still in effect) or agreed to any extension of time with respect to a Tax assessment or deficiency (which extension has not yet lapsed) nor has any request been made in writing for any such extension or waiver. No power of attorney with respect to any Taxes of the Company or any Company Subsidiary has been executed or filed with any Tax authority.

(c) There are no Liens for Taxes on any assets of the Company or any Company Subsidiary other than Liens for Taxes not yet due and payable.

(d) Neither the Company nor any Company Subsidiary is party to or bound by (i) any Tax sharing, Tax allocation, Tax indemnification or similar agreement or arrangement that will have continuing effect as of the Closing (other than commercial agreements entered into in the ordinary course of business that are not primarily related to Taxes), or (ii) any agreement or arrangement under which the Company or the Company Subsidiary could be (A) liable for any material Taxes or other claims of any party, or (B) required to make payment to another Person (other than the Company or the Company Subsidiary) for any Tax, in each case, except for commercial agreements entered into in the ordinary course of business that are not primarily related to Taxes.

(e) Neither the Company nor any Company Subsidiary has any liability for any Taxes of any other Person (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), (ii) as a transferee or successor, (iii) by contract or (iv) otherwise. Neither the Company nor any Company Subsidiary has ever been a member of any consolidated, combined, affiliated, aggregate or unitary group of persons for any Tax purpose.

(f) The Company is and at all times has been treated as a partnership for all U.S. federal and applicable state income Tax purposes. The Company Subsidiary is and at all times has been treated as a disregarded entity for all U.S. federal and applicable state income Tax purposes.

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(g) Neither the Company nor any Company Subsidiary (i) is a stockholder of a “controlled foreign corporation” as defined in Section 957 of the Code (or any similar provision of state, local or foreign law), or (ii) is a stockholder in a “passive foreign investment company” within the meaning of Section 1297 of the Code.

(h) Neither the Company nor any Company Subsidiary has ever entered into any transaction identified as a “reportable transaction” for purposes of Treasury Regulations §§ 1.6011-4(b).

(i) Neither the Company nor any Company Subsidiary has ever been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in section 897(c)(1)(A)(ii) of the Code.

(j) Neither the Company nor any Company Subsidiary has requested or received a ruling from any Tax Authority.

(k) The Company has made available to Parent true, correct and complete copies of all agreements and other Contracts relating to Tax holidays or Tax incentives of the Company and each Company Subsidiary, as in effect as of the date of this Agreement. The Company, and each Company Subsidiary, is and up until immediately before the Closing will be, in compliance in all material respects, with all requirements for any applicable Tax holidays or Tax incentives.

(l) Notwithstanding anything that may be to the contrary herein, no representation or warranty is made with respect to any Taxes that may accrue in any taxable period (or portion of a taxable period) that begins after the Closing Date.

2.12 Legal Proceedings. Except as set forth in Section 2.12 of the Company Disclosure Schedule:

(a) There is no Action pending or threatened against, relating to or affecting the Company, any Company Subsidiary or any of their Assets, or any of their directors or officers with regard to their action as such;

(b) There is no Order outstanding or threatened against the Company or any Company Subsidiary;

(c) No Action seeking to prevent, hinder, modify, delay or challenge the Transactions has occurred (whether or not remaining pending) or is threatened; and

(d) There is no Action by the Company or any of the Company Subsidiaries pending, or which the Company or any of the Company Subsidiaries has commenced preparations to initiate, against any other Person.

2.13 Compliance with Laws, Orders and Permits

(a) The Company and each Company Subsidiary is, and at all times since January 1, 2017 has been, in compliance in all material respects with all Applicable Laws, except for Federal Cannabis Laws. Each of the Company and the Company Subsidiaries requires each of their respective employees and contractors to comply with such Applicable Laws. Neither the Company nor any Company Subsidiary has received written notice of any violation or alleged violation of any such Applicable Laws.

(b) The Company and each Company Subsidiary is and has at all times been, in possession of all authorizations, licenses, permits, certificates, approvals and clearances of any Governmental Authority necessary for the Company and each Company Subsidiary to own, lease and operate their respective properties or to conduct its business consistent with past practice (collectively, the “Permits”), a complete and correct list of which is set forth in Section 2.13(b) of the Company Disclosure Schedule and all of which are in full force and effect. All applications for or renewals of all such Permits have been timely filed and made and no suspension, cancellation, modification, revocation or nonrenewal of any such Permit has occurred, is pending or threatened. Assuming receipt of the approval of the Transactions from the Governmental Authorities set forth on Section 2.13(b) of the Company Disclosure Schedule, the Transactions will not affect the Company’s or any of the Company Subsidiaries’ ability to continue to have the use and benefit of all Permits and no such Permit will expire or be terminated, revoked, limited in scope or otherwise adversely affected as a result of the Transactions.

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(c) Except as set forth on Section 2.13(c) of the Company Disclosure Schedule, the Company and each Company Subsidiary is not and has never been a party to any Contract with any Governmental Authority, including any branch, division, agency or entity that is part of the United States or any state or local government, or any foreign government entity, agency, or instrumentality, including state-owned or state-controlled commercial entities. Except as set forth on Section 2.13(c) of the Company Disclosure Schedule, neither the Company nor any of the Company Subsidiaries has entered into any Contracts with any foundation or any public or private university, college, or other educational institution or research center.

(d) The Company and each Company Subsidiary has used commercially reasonable efforts to ensure that the Company or such Company Subsidiary does not: (a) distribute marijuana to minors; (b) direct revenue from the sale of marijuana to criminal enterprises, gangs, and cartels, or otherwise have any involvement with such groups; (c) divert marijuana from states where it is legal under state law in some form to other states; (d) use state-authorized marijuana activity as a cover or pretext for the trafficking of other illegal drugs or other illegal activity; or (e) use violence or firearms in the cultivation and distribution of marijuana.

(e) The Company and each of the Company Subsidiaries operate only in jurisdictions that have enacted laws legalizing cannabis. The Company and each Company Subsidiary is in compliance in all material respects with all applicable state and local laws and regulatory systems controlling the cultivation, harvesting, production, handling, storage, distribution, sale, and possession of cannabis. No Company Subsidiary imports or exports cannabis products from or to any foreign country.

2.14 Employee Benefit Plans; ERISA.

(a) Schedule 2.14(a) of the Company Disclosure Schedule sets forth each Plan. Neither the Company nor any ERISA Affiliate has in the last six (6) years contributed or has been obligated to contribute to any “employee pension plans” as defined in Section 3(2) of ERISA, subject to Title IV of ERISA or Section 412 of the Code, or has otherwise incurred any obligation or liability (including any contingent liability) under a “multiemployer plan” as defined in Section 3(37) of ERISA. True, correct and complete copies of the following documents with respect to each Plan have been made available or delivered to Parent, to the extent applicable: (i) any Plan documents and trust agreements (including all amendments thereto); (ii) the two most recent annual reports (Form 5500 and all schedules thereto, if available); (iii) the most recent summary plan descriptions together with the summary or summaries of all material modifications thereto, if available; (iv) material written communications to participants relating to the Plans; and (v) written descriptions of all non-written agreements relating to the Plans.

(b) Each Plan has been maintained, in all material respects, in accordance with its terms and with all provisions of ERISA, the Code and other applicable federal and state Laws. Neither the Company, any Plan nor any trustee, administrator or other third-party fiduciary and/or party-in-interest thereof, has engaged in any breach of fiduciary responsibility or any “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) to which Section 406 of ERISA or Section 4975 of the Code applies and which could subject the Company or any Company Subsidiary to the tax or penalty on prohibited transactions imposed by Section 4975 of the Code. Each Plan that is subject to Section 409A of the Code has been administered and documented in compliance with the requirements of Section 409A of the Code.

(c) No Plan is intended to qualify under Section 401(a) of the Code.

(d) There are no pending or threatened claims (other than routine claims for benefits) by, on behalf of or against any Plan or any trust related thereto which could reasonably be expected to result in any material liability to the Company or any Company Subsidiary, and no audit or other proceeding by a Governmental Authority is pending or threatened with respect to any Company Plan.

(e) None of the Plans provide for post-employment life or health coverage for any participant or any beneficiary of a participant, except as may be required by COBRA or at the expense of the participant or participant’s beneficiary.

(f) Neither the Company nor any Company Subsidiary has ever maintained any Plan for the benefit of any employee or service provider (or former employee or service provider) who performs services outside the United States.

Annex B-14

2.15 Employees; Labor Relations. Except as set forth in Section 2.15 of the Company Disclosure Schedule:

(a) Neither the Company nor any Company Subsidiary is a party to, bound by, negotiating or required to negotiate any collective bargaining agreement or other agreement with a labor union or other labor organization. No employees of the Company or any Company Subsidiary are represented by any labor union or other labor organization. There are no activities or proceedings of any labor union or other labor organization to organize any employees of the Company or any Company Subsidiary and no demand for recognition or certification as the exclusive bargaining representative of any employees has been made by or on behalf of any labor union or other labor organization. There are no pending or threatened, and there have been no, strikes, lockouts, union organization activities (including, but not limited to, union organization campaigns or requests for representation), pickets, slowdowns, stoppages, material grievances or labor disputes or similar activity in respect of the business of the Company or any Company Subsidiary that may, individually or in the aggregate, interfere in any material respect with the respective business activities of the Company or any Company Subsidiary. The Company and each Company Subsidiary are not engaged in and have not engaged in any unfair labor practice that has resulted or could reasonably be expected to result, individually or in the aggregate, in any material liability to the Company or Company Subsidiary. There is no unfair labor practice charge against the Company or any Company Subsidiary pending or threatened before the National Labor Relations Board or any similar Governmental Authority that could reasonably be expected to result in any material liability to the Company or any Company Subsidiary.

(b) Each employee of the Company or any Company Subsidiary is employed at will, and neither the Company nor any Company Subsidiary has any employee who is employed outside of the United States. Each natural Person who is an independent contractor of the Company or any Company Subsidiary is properly classified as an independent contractor for purposes of all employment-related Laws and all Laws concerning the status of independent contractors. Section 2.15(b) of the Company Disclosure Schedule sets forth, individually and by category, each officer, employee, independent contractor and consultant, together with his or her employer/contracting entity, position title or function, date of hire/retention, compensation (including but not limited to, as applicable, annual base salary, wage rate, or fee, any incentives or commissions, and bonus potential), whether eligible for overtime compensation, vacation entitlement, any applicable severance arrangements, immigration status and whether actively employed or on a leave of absence.

(c) The Company and each Company Subsidiary is and has since January 1, 2017 been in compliance in all material respects with all Applicable Laws respecting employment and employment practices, including, without limitation, all Laws respecting terms and conditions of employment, health and safety, wages and hours, overtime classification, child labor, immigration, employment discrimination, disability rights or benefits, equal opportunity, pay equity, plant closures and layoffs, severance, notice periods, affirmative action, workers’ compensation, labor relations, employee leave issues, social security or unemployment insurance or similar Taxes, and has not received any notice that it has not complied with or that it is liable for any arrearage of wages or any Tax or penalty for failure to comply with any of the foregoing. The Company and each Company Subsidiary is and has since January 1, 2017 been in compliance with all notice and other requirements under the Workers Adjustment and Retraining Notification Act and any similar foreign, state or local law relating to plant closings and layoffs. Neither the Company nor any Company Subsidiary is delinquent in payments to any current or former employees or consultants for any services or amounts required to be reimbursed or otherwise paid.

(d) No officer, employee or consultant of the Company or any Company Subsidiary is bound by, subject to or obligated under any Contract or subject to any Order or Law that would materially restrict the performance of such Person’s duties with the Company or a Company Subsidiary or the ability of the Company and or any Company Subsidiary to conduct its business.

2.16 Real Property.

(a) Section 2.16(a) of the Company Disclosure Schedule contains a true, correct and complete list of (i) each parcel of real property leased, licensed, utilized and/or operated by the Company or any Company Subsidiary (as lessor or lessee or otherwise) (the “Leased Real Property”) and (ii) all Liens relating to or affecting any parcel of real property referred to in clause (i) to which the Company or a Company Subsidiary is a party. Neither the Company nor any Company Subsidiary has made any material alterations, additions or improvements to any Leased Real Property that may be required to be removed at the termination of the applicable lease term.
Annex B-15

(b) Section 2.16(b) of the Company Disclosure Schedule sets forth a list of all real property owned by the Company or any Company Subsidiary (collectively, the “Company Owned Properties”). The Company and each Company Subsidiary, as applicable, owns good and marketable title to all of the Company Owned Properties, free and clear of all Liens, other than Permitted Liens, except as would not reasonably be expected to have a Company Material Adverse Effect. There are no parties other than the Company or a Company Subsidiary in possession of the Company Owned Properties. There are no pending or any threatened condemnation, eminent domain or administrative Actions affecting any Company Owned Property or any portion thereof, except as would not reasonably be expected to have a Company Material Adverse Effect.

2.17 Environmental Matters. The Company and the Company Subsidiaries have complied, and are in compliance, in all material respects with all applicable Environmental Laws. There is no Environmental Claim pending or threatened against the Company or any Company Subsidiary or against any Person whose Liability for such Environmental Claim has been retained or assumed either contractually or by operation of law by the Company or any Company Subsidiary.

2.18 Title to Property.

(a) The Company and the Company Subsidiaries own, and have good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of their respective tangible properties and assets that are used or held for use in their respective businesses, including all of the assets reflected on the Last Balance Sheet or acquired in the ordinary course of business consistent with past practice since the Last Balance Sheet (except for those assets sold or otherwise disposed of for fair value since such date in the ordinary course of business consistent with past practice), in each case free and clear of any Liens, except as reflected on the Last Balance Sheet or set forth on Section 2.18(a) of the Company Disclosure Schedule and except for such imperfections of title, if any, that do not interfere with the present value of the subject property. The assets owned or leased by the Company and the Company Subsidiaries constitute all of the assets necessary for the Company and the Company Subsidiaries to carry on their respective businesses as currently conducted. All tangible assets owned or leased by the Company or the Company Subsidiaries have been since January 1, 2017, maintained in all respects in accordance with generally accepted industry practice, are in good operating condition and repair, ordinary wear and tear excepted, and are adequate for the uses to which they are being put.

(b) The Company and each Company Subsidiary owns, and has good and valid title to, the inventories of the Company and the Company Subsidiaries and such inventories are in the physical possession of the Company, one of the Company Subsidiaries or its suppliers or in transit to a customer or from a supplier of the Company or a Company Subsidiary, and none of the inventories has been pledged as collateral or otherwise is subject to any Liens or is held on consignment from others. The inventories were acquired or produced in the ordinary and usual course of business. All of the inventories of the Company and the Company Subsidiaries, whether reflected on the Company Financials or otherwise, are of a quality and quantity useable and saleable at original price in the ordinary and usual course of business consistent with past practice, except as reflected in the reserve for obsolete inventory on the Company Financials. All work-in-process and finished goods inventories held by the Company or any of the Company Subsidiaries are free of any material defect or other material deficiency.

2.19 Intellectual Property Rights.

(a) Section 2.19(a) of the Company Disclosure Schedule contains a true, correct and complete list of all Company Registered Intellectual Property as of the date hereof, including the following: (i) (A) for each registered trademark, trade name or service mark, the application serial number or registration number, for each country or state in which the mark or application has been filed or from which the registration issued, such country, province or state, the date of filing or issuance, the names of all applicants, registrants and assignees, the class of goods covered, and the present status thereof, and (B) a list of all trademarks, trade names, or service marks that the Company and each Company Subsidiary has not registered; (ii) for any URL or domain name, the registration date, any renewal date and name of registry; and (iii) any proceedings or actions pending as of the date hereof before any court or tribunal (including the PTO and any similar Governmental Authority anywhere in the world) relating to any of the Company Registered Intellectual Property. There are no patents, patent applications, copyrights or copyright applications that are Company Registered Intellectual Property.

Annex B-16

(b) Each item of Company Registered Intellectual Property is valid, subsisting and enforceable, and all necessary registration, maintenance, renewal fees, annuity fees and taxes in connection with the Company Registered Intellectual Property have been paid and all documents and certificates in connection with the Company Registered Intellectual Property have been filed with the relevant trademark or other authorities in the United States in accordance with Applicable Laws for the purposes of obtaining, perfecting and maintaining such Company Registered Intellectual Property. Neither the Company nor any Company Subsidiary has made any claim of a particular status, including “small entity status,” in the application for any Registered Intellectual Property which was either inaccurate when made or was thereafter denied or withdrawn. The Company and each Company Subsidiary has complied with all applicable material notice and marking requirements for the Company Registered Intellectual Property. In each case in which the Company or any Company Subsidiary has acquired ownership of any Intellectual Property Rights from any Person, the Company or a Company Subsidiary has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in such Intellectual Property Rights to the Company or a Company Subsidiary and, to the maximum extent required or appropriate to protect the Company and each Company Subsidiary’s ownership rights in and to such Intellectual Property Rights in accordance with all Applicable Laws, the Company or a Company Subsidiary has recorded each such assignment of Intellectual Property Rights with the relevant Governmental Authority, including the PTO.

(c) Section 2.19(c)(i) of the Company Disclosure Schedule sets forth a true, correct and complete list of all Licenses and other Contracts pursuant to which the Company or any Company Subsidiary has licensed or otherwise received rights under or with respect to any Intellectual Property or Intellectual Property Rights owned by a third party (each, an “Inbound License”), including: (i) all Licenses and other Contracts pursuant to which the Company is granted rights in any such Intellectual Property or Intellectual Property Rights that is (A) embedded or incorporated into or distributed with any Company Product, (B) used or held for use by the Company in the development or support of any Company Product, or (C) used or held for use by the Company for any other purpose (excluding Licenses to Off-the-Shelf Software). Section 2.19(c)(ii) of the Company Disclosure Schedule sets forth all Licenses and other Contracts pursuant to which the Company has licensed or otherwise granted any rights under or with respect to any Company-Owned Intellectual Property Rights (each, an “Outbound License”).

(d) The Company or a Company Subsidiary owns the Company-Owned Intellectual Property Rights and all improvement, modification or derivative work thereof, in each case free and clear of any Liens, other than the Outbound Licenses. Neither the Company nor any Company Subsidiary has, except pursuant to Outbound Licenses, granted (and is not obligated to grant) to any other Person any License of or other right to use or practice any Intellectual Property or Intellectual Property Rights that are Company-Owned Intellectual Property Rights.

(e) The Company-Owned Intellectual Property Rights, together with the Intellectual Property Rights licensed to the Company and/or the Company Subsidiaries pursuant to the Inbound Licenses, include all the Intellectual Property and Intellectual Property Rights used in, or held for use in, or necessary for the conduct of the businesses of the Company and each Company Subsidiary as presently conducted in all material respects.

(f) Neither the Company nor any Company Subsidiary is obligated to license or otherwise make available any Intellectual Property or Intellectual Property Rights to any forum, consortium, standards body, or similar entity. Neither the Company nor any Company Subsidiary has made any submission or contribution to, and is not subject to any License or other Contract with, any standards bodies.

(g) Neither the Company nor any Company Subsidiary is bound by, and no Company-Owned Intellectual Property Rights or Company Products are subject to, any agreement or arrangement containing any covenant or other provision that in any way limits or restricts the ability of the Company or any Company Subsidiary to use, exploit, assert, or enforce any Company-Owned Intellectual Property Rights or Company Products anywhere in the world. Neither the Company nor any Company Subsidiary is obligated to provide any consideration (whether financial or otherwise) or account to any third party with respect to any exercise of rights by the Company or any Company Subsidiary, or any successor to the Company, in any Company-Owned Intellectual Property Rights or exploitation of any Company Product.

(h) Neither the Company nor any Company Subsidiary has brought any Action for infringement or violation of Intellectual Property Rights or breach of any License or other Contract involving Intellectual Property Rights against any Person. There is no Action pending or threatened (i) alleging infringement, misappropriation or any other violation of any Intellectual Property Rights of any Person by the Company, any Company Subsidiary or any Company Product, or (ii) challenging the scope, ownership, validity, or enforceability of any Company-Owned Intellectual Property Rights.

Annex B-17

(i) No Person has violated, infringed upon, or misappropriated any Company-Owned Intellectual Property Rights, and no Person is currently violating, infringing upon, or misappropriating any Company-Owned Intellectual Property Rights. The operation of the businesses of the Company and each Company Subsidiary do not infringe or misappropriate the Intellectual Property Rights of any Person. Neither the Company nor any Company Subsidiary has received from any Person any written notice (x) claiming that the use or other exploitation of any Company Product infringes or misappropriates the Intellectual Property Rights of any Person or (y) of third-party Intellectual Property Rights from a putative or potential licensor of such rights.

(j) The Company and all Company Subsidiaries have taken commercially reasonable measures to protect and preserve the ownership of, or rights in, as applicable, all Company-Owned Intellectual Property Rights.

(k) The Company and the Company Subsidiaries have taken commercially reasonable steps to safeguard and maintain the secrecy and confidentiality of trade secrets and other confidential information of the Company or the Company Subsidiaries, including Software source code included within the Company-Owned Intellectual Property Rights.

(l) There has been no loss or damage, or unauthorized or illegal use, disclosure, modification, possession, interception, or other processing of or access to, or other misuse of, any of any Personal Information.

2.20 Material Contracts.

(a) Section 2.20(a) of the Company Disclosure Schedule contains a true, correct and complete list of all Contracts to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound that fall within the following categories (the Contracts listed or required to be listed, collectively, the “Material Contracts”), organized in subsections corresponding to the subsections of Section 2.20(a) of this Agreement:

(i) any Contract relating to, and evidences of, Indebtedness of the Company or any Company Subsidiary (whether incurred, assumed, guaranteed or secured by any asset);

(ii) any (A) Contract for the issuance or acquisition of any Equity Interests or any Assets of a substantial nature of the Company or any Company Subsidiary, or for the acquisition of any Equity Interests or any Assets of any Person or (B) joint venture or partnership, joint development, merger, asset or share purchase or divestiture Contract relating to the Company or any Company Subsidiary;

(iii) any Contract that (A) purports to limit, curtail or restrict the ability of the Company or any of the Company Subsidiaries to (or, from and after the Closing, the ability of Parent, the Surviving Corporation or their Subsidiaries to) (x) compete in any geographic area or line of business, make sales to any Person in any manner, or develop, market or distribute products or services, (y) use, exploit or enforce any Company-Owned Intellectual Property Rights or Company Products, or (z) hire or solicit any Person in any manner, or (B) grants the other party or any third Person “most favored nation” or similar status, any right of exclusivity, any type of special discount rights, any right of first refusal, first notice or first negotiation, or similar rights;

(iv) any form Contracts with customers;

(v) any Contracts with suppliers or manufacturers pursuant to which the Company or a Company Subsidiary is obligated to pay more than One Hundred Thousand Dollars ($100,000) per year;

(vi) any Inbound License pursuant to which the Company or a Company Subsidiary is obligated to pay more than One Hundred Thousand Dollars ($100,000) per year;

(vii) any Outbound License;

(viii) any reselling, sales, marketing, merchandising or distribution Contract which involves a future Liability or receivable, as the case may be, in excess of One Hundred Thousand Dollars ($100,000) on an annual basis or in excess of Two Hundred Thousand Dollars ($200,000) over the current Contract term;

Annex B-18

(ix) any other Contract, whether or not made in the ordinary course of business consistent with past practice, that (A) involves a future Liability or receivable, as the case may be, in excess of One Hundred Thousand Dollars ($100,000) on an annual basis or in excess of Two Hundred Thousand Dollars ($200,000) over the current Contract term, (B) has a term greater than one year and cannot be cancelled by the Company or a Company Subsidiary of the Company without penalty or further payment and without more than ninety (90) Business Days’ notice or (C) is material to the business, operations, assets, financial condition, results of operations or prospects of the Company and the Company Subsidiaries, taken as a whole;

(x) any documents under which the Leased Real Property is leased, licensed, subleased or otherwise used or occupied by the Company or any Company Subsidiary;

(xi) any Contract pursuant to which the Company or any Company Subsidiary is the lessee or lessor of, or holds, uses or makes available for use to any Person (other than the Company or a Subsidiary thereof) any tangible personal property that involves an aggregate future Liability or receivable, as the case may be, in excess of Two Hundred Thousand Dollars ($200,000);

(xii) any collective bargaining agreement or Contract with any labor union, works council or trade association;

(xiii) any employment agreement, severance agreement or change in control agreement or Contract with any current director, officer, employee or consultant of the Company or any Company Subsidiary, other than those that are terminable at-will by the Company or such Company Subsidiary on no more than thirty (30) days’ notice, or with respect to employees employed outside the United States on no more than the minimum notice period required by law, without liability or financial obligation;

(xiv) any Contract obligating the Company or any of the Company Subsidiaries to indemnify, advance expenses to, or hold harmless any director, officer, employee or agent; and

(xv) any Contract relating to settlement of any Action.

(b) True, correct and complete copies of all Material Contracts or, if not reduced to writing, reasonably complete and accurate written descriptions of which, together with all amendments and supplements thereto, have been made available to Parent prior to the execution of this Agreement. Each Material Contract is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms against the Company or any Company Subsidiary and each other party thereto; neither the Company nor any Company Subsidiary has received any claim or notice that it is, and no other party to such Contract is, in material violation or material breach of or default under any such Contract (or with notice or lapse of time or both, would be in material violation or material breach of or default under any such Contract).

2.21 Insurance. Section 2.21 of the Company Disclosure Schedule sets forth a true, correct and complete list as of the date hereof of all material insurance policies which cover the Company and the Company Subsidiaries or their businesses, properties, assets or employees (including self-insurance). Such policies are valid, binding and enforceable, all premiums thereon have been paid, and the Company and the Company Subsidiaries are otherwise in compliance with the terms and provisions of such policies other than any such non-compliance which has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or result in the cancellation of, any such policy. The Company and the Company Subsidiaries have not received any notice of cancellation or non-renewal of any such policy. Section 2.21 of the Company Disclosure Schedule sets forth a true, correct and complete list as of the date hereof of all pending claims and the claims history of the Company and the Company Subsidiaries for the three (3) years immediately preceding the date of this Agreement (including with respect to insurance obtained but not currently maintained).

2.22 Affiliate Transactions. Except as set forth on Section 2.22 of the Company Disclosure Schedule, there are no Contracts or Liabilities between the Company or any Company Subsidiary, on the one hand, and any current or former officer, director, holder of any Equity Interests of the Company or any Company Subsidiary, or any of their Affiliates or other Related Persons (other than the Company and the Company Subsidiaries) (collectively, “Related Parties”), on the other hand, and (b) no Related Party possesses, directly or indirectly, any financial interest in, or holds a position as a director, officer or employee of, any Person which is a client, supplier, customer, lessor, lessee, or

Annex B-19

competitor or potential competitor of the Company or any Company Subsidiary. Ownership of securities of a company whose securities are registered under the Securities Exchange Act of 1934, as amended, of five percent (5%) or less of any class of such securities shall not be deemed to be a financial interest for purposes of this Section 2.22.

2.23 Brokers. Except as set forth on Section 2.23 of the Company Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company or any of the Company Subsidiaries.

2.24 Banks and Brokerage Accounts; Powers of Attorney. Section 2.24 of the Company Disclosure Schedule sets forth (a) a true, correct and complete list of the names and locations of all banks, trust companies, securities brokers and other financial institutions at which the Company or any Company Subsidiary has an account or a safe deposit box or maintains a banking, custodial, trading or other similar relationship, (b) a true, correct and complete list and description of each such account, box and relationship, indicating in each case the account number and the names of the respective officers, employees, agents or other similar representatives of the Company or any Company Subsidiary having signatory power with respect thereto, (c) a list of each Investment Asset, the name of the record and beneficial owner thereof, the location of the certificates, if any, the maturity date, if any, and any stock or bond powers or other authority for transfer granted with respect thereto and (d) the names of all Persons holding powers of attorney from the Company or any of the Company Subsidiaries, complete and correct copies of which have been made available to Parent.

2.25 Significant Suppliers and Customers.

(a) Section 2.25(a) of the Company Disclosure Schedule lists the top ten (10) suppliers of the Company and Company Subsidiaries taken together, during each of the past two (2) Fiscal Years (based on the aggregate Dollar amount paid to each such supplier by the Company and its Subsidiaries during such year) (the “Significant Suppliers”).

(b) Section 2.25(b) of the Company Disclosure Schedule lists the top ten (10) customers of the Company and Company Subsidiaries taken together, during each of the past two (2) Fiscal Years (based on the aggregate Dollar amount of revenue recognized by the Company and its Subsidiaries during such year) (the “Significant Customers”).

(c) Neither the Company nor any of the Company Subsidiaries has received any notice, letter, complaint or other communication from any Significant Supplier or Significant Customer to the effect that such supplier or customer (i) has changed, modified, amended or reduced, or is reasonably likely to change, modify, amend or reduce, its business relationship with the Company or any of the Company Subsidiaries in a manner that is, or is reasonably likely to be, adverse to the Company or any of the Company Subsidiaries, or (ii) will fail to perform, or is reasonably likely to fail to perform, its obligations under any Contract with the Company or any of the Company Subsidiaries in any manner that is, or is reasonably likely to be, adverse to the Company or any of the Company Subsidiaries.

2.26 Takeover Statutes. No Takeover Statute under the CT Act applicable to the Company is applicable to the Merger or any of the other Transactions, except to the extent that the terms of the Takeover Statute have either been complied with or waived in accordance with Applicable Law.

2.27 Product Warranties; Product Liability.

(a) No warranties have been given with respect to the Company’s or any Company Subsidiaries’ products and services other than those for which true, correct and complete copies have been made available to Parent, and no oral warranties have been given or made other than those described in Section 2.27(a) of the Company Disclosure Schedule. There are no pending or threatened Actions under or pursuant to any warranty, whether expressed or implied, on products or services sold on or prior to the Closing Date by the Company or any Company Subsidiary that are not disclosed or referred to in the Company Financials or that are not fully reserved against in accordance with GAAP. Set forth in Section 2.27(a) of the Company Disclosure Schedule are the standard terms and conditions (written or oral) of sale. There are no material defects in the design, manufacturing, materials or workmanship including any failure to warn, or any breach of express or implied warranties or representations of any product manufactured, shipped, sold or delivered by or on behalf of the Company or any of the Company Subsidiaries. There is no reason to expect an increase in warranty claims in the future.

Annex B-20

(b) Except as described in Section 2.27(b) of the Company Disclosure Schedule, neither the Company nor any of the Company Subsidiaries has received any written notice of a claim against the Company or any of the Company Subsidiaries, nor has there been any Action against or involving the Company or any of the current or former Company Subsidiaries or concerning any product manufactured, shipped, sold or delivered by or on behalf of any of them, relating to or resulting from an alleged defect in design, manufacture, materials, labelling or workmanship of any product manufactured, distributed, shipped, sold or delivered by or on behalf of the Company or any of the current or former Company Subsidiaries, in each case, excluding any and all requests for product returns in the ordinary course consistent with past experience of the Company and the Company Subsidiaries.

(c) All manufacturing standards applied and testing procedures used by or on behalf of the Company or the Company Subsidiaries (or their suppliers) have complied in all material respects with all requirements established by any Applicable Laws. Since January 1, 2017, each product designed, manufactured, shipped, sold, or distributed by or on behalf of the Company or any of the Company Subsidiaries has been designed, manufactured, shipped, sold, or distributed in accordance with the specifications under which the product is normally and has normally been designed, manufactured, shipped, sold, or distributed.

(d) The Company and the Company Subsidiaries are insured against product Liabilities in accordance with the insurance policies set forth on Section 2.21 of the Company Disclosure Schedule. Except as described in Section 2.27(d) of the Company Disclosure Schedule, (i) there has not been any Products Liability Event; and (ii) there has not been any voluntary or involuntary Recall conducted with respect to any product manufactured (or to be manufactured), shipped, sold or delivered by or on behalf of the Company or any Company Subsidiary, or any investigation or consideration of or decision made by any Person or Governmental Authority concerning whether to undertake or not undertake any Recall. The Company has a Recall plan in place with respect to products it designs, manufactures, ships, sells or distributes. None of the products manufactured by the Company or any of the Company Subsidiaries have, at the time of delivery, been adulterated, contaminated or misbranded. All claims made by the Company or any of the Company Subsidiaries on product labels, labeling, marketing, advertising or technical materials are true, correct, complete, not misleading and comply with all Applicable Laws regarding such claims.

2.28 Compliance with Anti-Money Laundering Laws. Since January 1, 2017, and except with respect to the Federal Cannabis Laws, the operations of the Company and each Company Subsidiary are and have been conducted at all times in compliance in all material respects with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable anti-money laundering statutes of all jurisdictions where the Company and each Company Subsidiary conducts business, the rules and regulations thereunder and any related or similar rules, regulations, or guidelines issued, administered, or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”); and no action, suit, or proceeding by or before any court or governmental agency, authority, or body or any arbitrator involving the Company or any Company Subsidiary with respect to the Anti-Money Laundering Laws is pending or threatened.

2.29 Compliance with OFAC. None of the Company or any Company Subsidiary or any director, manager, officer, agent, employee or Affiliate of the Company or any Company Subsidiary is a Person that is, or is owned or controlled by a Person that is, currently the subject or target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”). Since January 1, 2017, the Company and each Company Subsidiary has not engaged in and is not now engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, and Syria.

2.30 Disclosure. None of the representations and warranties contained in this Section 2 or any statement made in any schedule (including the Disclosure Schedules) or certificate furnished by the Company contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which such statements were made, not misleading.

2.31 No Other Representations or Warranties. Except for the representations and warranties contained in this Article 2 and the Company Disclosure Schedules, the Company makes no other express or implied representation or warranty and hereby disclaims any such representations or warranties.

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ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent hereby represents and warrants that each of the statements in this Article 3 is true, correct and complete as of the date hereof and shall be true and correct as of the Closing Date (except for such representations and warranties made only as of a specific date).

3.1 Organization and Qualification.

(a) Parent is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Parent has full corporate power and authority to conduct its business as presently conducted and as presently proposed to be conducted and to own, use and lease its Assets. Parent is duly qualified, licensed or admitted to do business and is in good standing in each jurisdiction in which the ownership, use, licensing or leasing of its Assets, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for such failures to be so duly qualified, licensed or admitted and in good standing that could not reasonably be expected to have a Parent Material Adverse Effect.

(b) Merger Sub is a limited liability company, duly organized, validly existing and in good standing under the Laws of the State of Connecticut.

3.2 Authorization. Each of Parent and Merger Sub has full corporate or limited liability power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution and delivery by Parent and Merger Sub of this Agreement and the Ancillary Agreements to which it is a party and the consummation by Parent and Merger Sub of the Transactions have been duly and validly authorized by all necessary action by the board of directors of Parent and the manager of Merger Sub, and, other than approval by Parent’s stockholders as further set forth herein, no other corporate proceedings on the part of either Parent or Merger Sub is required to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements to which it is a party and the consummation by Parent and Merger Sub of the Transactions. This Agreement and the Ancillary Agreements to which each of Parent and Merger Sub is a party have been or will be, as applicable, duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery hereof by the Company and/or the other parties thereto, constitutes or will constitute, as applicable, a legal, valid and binding obligation of each of Parent and Merger Sub enforceable against each of Parent and Merger Sub in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors’ rights generally and by general principles of equity.

3.3 No Conflicts. The execution and delivery by Parent and Merger Sub of this Agreement and the Ancillary Agreements to which it is a party do not, and the performance by Parent and Merger Sub of their obligations under this Agreement and the Ancillary Agreements to which it is a party and the consummation of the Transactions will not:

(a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or bylaws of Parent or the certificate of organization or operating agreement of Merger Sub;

(b) conflict with or result in a violation or breach of any Law or Order applicable to Parent or Merger Sub or their Assets; or

(c) (i) Conflict with or result in a material violation or material breach of, (ii) constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, (iii) require the Parent or Merger Sub to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (v) result in or give to any Person any additional right or entitlement to any increased, additional, accelerated or guaranteed payment or performance under, (vi) result in the creation or imposition of (or the obligation to create or impose) any Lien upon the Parent or Merger Sub or any of their respective Assets under, or (vii) result in the loss of any material benefit under, any Contract or Permit to which the Parent or Merger Sub is a party or by which any of the Parent’s or Merger Sub’s Assets is bound.

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3.4 Brokers. Except as set forth in the Prospectus, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or similar fee or commission in connection with this Agreement and the Transactions based on arrangements made by or on behalf of Parent and Merger Sub.

3.5 Sufficiency of Funds. Parent currently has, and at the Closing, assuming no Redemptions, will have, sufficient funds in the Trust Account to pay the Aggregate Consideration when due pursuant to this Agreement. The monies of such Trust Account are invested in United States Government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended. As of the date hereof, there are no Actions pending or, to the knowledge of Parent, threatened with respect to the Trust Account.

3.6 Formation and Ownership of Merger Sub; No Prior Activities.

(a) Merger Sub was formed solely for the purpose of engaging in the Transactions as contemplated by this Agreement. All of the issued and outstanding units of Merger Sub are validly issued, fully paid and non-assessable and are owned, beneficially and of record, by Parent free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, limitations on Parent’s voting rights, charges and other encumbrances of any nature whatsoever.

(b) As of the date hereof and as of the Effective Time, except for (i) obligations or liabilities incurred in connection with its organization and (ii) this Agreement and any other agreements or arrangements contemplated by this Agreement or in furtherance of the Transactions contemplated hereby and the obligations or Liabilities incurred in connection therewith, Merger Sub has not incurred, directly or indirectly, through any of its Affiliates, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

3.7 Compliance with Laws, Orders and Permit. Each of Parent and Merger Sub is and has been, and has conducted its business, in compliance with all Applicable Laws. Parent and Merger Sub requires each of their respective employees and contractors to comply with such Applicable Laws. Neither Parent nor Merger Sub has received written notice of any violation or alleged violation of any such Applicable Laws.

3.8 Capitalization. The capitalization of Parent is as set forth in the SEC Reports.

3.9 SEC Reports; Financial Statements. Parent has filed all reports, schedules, forms, statements and other documents required to be filed by Parent under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The SEC Reports were prepared in all material respects in accordance with, and comply with, all Applicable Laws.

3.10 Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (a) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Parent Material Adverse Effect, (b) Parent has not incurred any Liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (ii) liabilities not required to be reflected in the Parent’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, and (iii) Parent has not altered its method of accounting. Parent does not have pending before the Commission any request for confidential treatment of information.

3.11 Litigation. Except as disclosed in the SEC Reports, there is no Action pending or, to the knowledge of Parent, threatened against Parent, which (a) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or any Ancillary Agreement to which it is or will be a party or (b) could, if there were an unfavorable decision, have or reasonably be expected to result in a Parent Material Adverse Effect. Neither Parent, nor, to the knowledge of Parent, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of Parent, there is not pending or contemplated, any investigation by the SEC involving Parent or any current or former director or officer of Parent. To the knowledge of Parent, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Parent or any of its subsidiary under the Exchange Act or the Securities Act.

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3.12 Company Representations and Warranties. Parent and Merger Sub each acknowledges and agrees that each is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except for the representations and warranties contained in Article 2, as modified by the Company Disclosure Schedule. Furthermore, Parent and Merger Sub each acknowledges and agrees the Company has not made and is not making any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article 2, as modified by the Company Disclosure Schedule. Neither the Company nor any of its unitholders, affiliates or Representatives is making, directly or indirectly, any representation or warranty with respect to any estimates, projections or forecasts involving the Company and/or the Company Subsidiaries.

ARTICLE 4

CONDUCT PRIOR TO THE EFFECTIVE TIME

4.1 Conduct of Business of the Company. During the period from the date hereof and until the earlier of the termination of this Agreement in accordance with the terms hereof and the Effective Time and unless otherwise expressly required by this Agreement, the Company agrees to and to cause each Company Subsidiary to, in each case using its commercially reasonable efforts, carry on its business in the ordinary course consistent with past practice and in compliance in all material respects with all Applicable Laws and Contracts and to use its commercially reasonable efforts to preserve intact its respective business organizations; provided, however, that notwithstanding anything herein to the contrary, the Company and the Company Managing Members shall act in accordance with the terms of the Company Charter and nothing herein shall obligate or cause the Company or the Company Managing Members to act in contravention of the Company Charter. Without limiting the generality of the foregoing, during the period from the date hereof and continuing until the earlier of the valid termination of this Agreement or the Effective Time, the Company shall not, and shall cause the Company Subsidiaries not to, take or permit any of the following actions, without the prior written consent of Parent, in its reasonable discretion, which such consent shall not be unreasonably withheld, conditioned or delayed:

(a) amend its Charter Documents;

(b) other than cash dividends or distributions made consistent with the Company Operating Agreement and Applicable Law, declare or pay any dividend on or make any other distribution in respect of any of its capital equity, or split, combine or reclassify any of its capital equity or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any of its capital equity, or repurchase or otherwise acquire, directly or indirectly, any of its capital equity except from former employees, directors and consultants in accordance with agreements in existence as of the date hereof providing for the repurchase of such capital equity in connection with any termination of service to the Company;

(c) (A) issue, grant, deliver, sell or authorize or propose to issue, grant, deliver or sell, or purchase or propose to purchase, any Company Units or other Equity Interests, (B) modify, waive or amend terms, or the rights of any holder, of any outstanding Company Units or other Equity Interest (including to reduce or alter the consideration to be paid to the Company upon the exercise of any outstanding Equity Interest), enter into any agreement, arrangement, plan, commitment or understanding with respect to any such modification, waiver or amendment, (D) grant any Equity Award, or (E) accelerate, amend or change the period of exercisability or vesting of any Equity Award or similar right or authorize any cash payment in exchange for any Equity Award or similar right;

(d) (i) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization, (ii) forgive any loans, or issue any loans (other than routine travel advances or business expenses issued in the ordinary course of business) to any of its or its Subsidiaries’ directors, officers, contractors or employees, or (iii) except with respect to annual renewals of existing service providers, hire or retain any employee or other service provider whose aggregate cash compensation is expected to exceed Two Hundred Thousand Dollars ($200,000) per year;

(e) grant, pay or agree or commit to pay any severance, change of control, retention, incentive or termination payment to any director, officer employee or consultant, except payments made pursuant to written Contracts outstanding on the date hereof, copies of which have been delivered to Parent and the terms of which are disclosed in Section 2.20(a)(xiii) of the Company Disclosure Schedule;

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(f) except in connection with the Company’s proposed facility expansion, enter into any Material Contract, or violate, amend or otherwise modify or waive any of the terms of any Material Contract, which amendments, modifications or waivers, individually or in the aggregate, would be material to the Company, in each case other than in the ordinary course of business;

(g) (i) dispose of, license, covenant not to sue under, transfer or assign to any Person any Intellectual Property Rights; other than non-exclusive licenses of object code for Company Products in the ordinary course of business consistent with past practice or (ii) abandon or permit to lapse any Company Registered Intellectual Property;

(h) except in connection with the Company’s proposed facility expansion, sell, lease, license or otherwise dispose of, distribute, encumber or grant a Lien on any of the Company’s material Assets, other than dispositions of inventory or nonexclusive licenses of products to Persons to whom the Company or such Company Subsidiary had granted licenses of its products as of the date of this Agreement, in the ordinary course of business consistent with past practice;

(i) (i) make or agree to make payment, discharge or satisfaction, in an amount exceeding Fifty Thousand Dollars ($50,000) in any one case or One Hundred Thousand Dollars ($100,000) in the aggregate, of any claim, Liability or obligation (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction of Liabilities reflected or reserved against in the Company Financials, pursuant to Contracts in effect as of the date hereof and/or the payment of Taxes or (ii) fail to pay or otherwise satisfy any Liability of the Company or any Company Subsidiary presently due and payable, except such Liabilities which are being contested in good faith by appropriate means or procedures;

(j) pay or settle or take any action not required, other than in connection with any existing Action or commence any Action other than (i) for the routine collection of bills, or (ii) in such cases where it in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, provided that the Company shall consult with Parent prior to the filing of such Action;

(k) organize any new Subsidiary (other than those that are wholly-owned) or acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;

(l) acquire or agree to acquire any real property;

(m) (i) make, change or rescind any Tax election, (ii) change any Tax period, or (iii) adopt or change any method of Tax accounting, except as required by GAAP or Applicable Law;

(n) make any change to its accounting methods, principles, policies, procedures or practices, except as may be required by GAAP;

(o) file a petition in bankruptcy, make an assignment for the benefit of creditors or file a petition seeking reorganization or arrangement or other action under federal or state bankruptcy laws;

(p) authorize or agree to take any of the actions described in Section 4.1(a) through Section 4.1(o) above.

4.2 No Solicitation.

(a) Until the earlier of the Effective Time and the date of termination of this Agreement pursuant to the provisions of Section 8.1, the Company shall not, and shall not authorize or permit any Company Subsidiary or any of their respective Affiliates, Representatives and other agents to take (directly or indirectly) any of the following actions with any Person other than Parent and its designees: (i) solicit, initiate, seek, entertain, facilitate, encourage, support or induce the making, submission or announcement of any inquiry, expression of interest, contact, offer or proposal, oral, written or otherwise, formal or informal, that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, (ii) provide any non-public information with respect to the Company or any Company Subsidiary or its business to any Person other than Parent, relating to (or which the Company believes would be used for the purpose of formulating an offer or proposal with respect to), or otherwise enter into, participate in, maintain or continue any communications or negotiations regarding, or assist, cooperate with, facilitate or encourage any effort or

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attempt by any such Person with regard to, any possible Acquisition Proposal, (iii) approve, accept or agree to or enter into a Contract with any Person other than Parent providing for an Acquisition Proposal, (iv) make or authorize any statement, recommendation, solicitation or endorsement in support of any possible Acquisition Proposal other than the Acquisition Proposal with Parent contemplated by this Agreement and the Ancillary Agreements, or (v) submit any Acquisition Proposal (other than the Merger to the extent contemplated by this Agreement) to the vote of any Company Members.

(b) The Company shall, and shall cause each Company Subsidiary and each of their Affiliates and Representatives to, immediately cease and cause to be terminated any such contacts or negotiations with any Person, other than Parent (and its Affiliates and Representatives), relating to any such transaction or Acquisition Proposal. The Company shall provide Parent with forty-eight (48) hours’ prior notice (or such lesser prior notice as is provided to the Company Managing Members) of any meeting of the Company’s Managing Members at which the Company Managing Members are reasonably expected to discuss any Acquisition Proposal. In addition to the foregoing, if (after this Agreement is signed and delivered by the Company and prior to the Effective Time or the earlier termination of this Agreement in accordance with Section 8.1) the Company or any Company Subsidiary or their respective Affiliates or Representatives receives any (i) Acquisition Proposal, or (ii) any request for non-public information relating to the Company or for access to any of the properties, books or records of the Company by any Person other than Parent not in the ordinary course of business consistent with past practice or that the Company reasonably believes would be expected to lead to an Acquisition Proposal, the Company shall promptly notify Parent of the Company’s receipt of the Acquisition Proposal or other request in writing and shall cease and cause to be terminated any such contacts or negotiations with the Person making the Acquisition Proposal or request.

(c) Each of the Company, Merger Sub and Parent acknowledge that this Section 4.2 was a significant inducement for Parent to enter into this Agreement and the absence of such provision would have resulted in either (i) a material reduction in the consideration to be paid to the Selling Securityholders in the Merger, or (ii) a failure to induce Parent to enter into this Agreement.

ARTICLE 5

ADDITIONAL AGREEMENTS

5.1 Company Member Approval. Promptly after the execution of this Agreement, the Company shall obtain, in accordance with the terms of the Company Charter, and deliver to Parent a Joinder Agreement and Member Written Approval from each of the Principal Members setting forth the irrevocable approval of the Merger, this Agreement and the Transactions by the Requisite Member Vote, which shall also include and constitute the irrevocable approval by the Company Member of: (i) the escrow and indemnification obligations of the Selling Securityholders set forth in Article 7 hereof and the deposit of cash equal to the Escrow Amount into the Escrow Fund, (ii) the appointment of the Selling Securityholders’ Representative and the deposit of cash equal to the Expense Amount into the Expense Fund, and (iii) the deposit of cash equal to the Managing Member Expense Amount into the Managing Member Expense Fund. The Company shall ensure that the Member Written Approvals delivered by the Principal Members shall have been obtained and executed in compliance with and are valid and effective under the CT Act and any other Applicable Laws and the Company’s Charter Documents.

5.2 Information Statement. The Company shall promptly, but in no event later than twenty (20) Business Days after the date hereof:

(i) Deliver notice to the Company Members of the approval by the Principal Members of the Merger, this Agreement and the Transactions, pursuant to and in accordance with Applicable Laws and the Company’s Charter Documents; and

(ii) Provide to each Company Member an information statement (as amended or supplemented, the “Information Statement”), for Company Members to adopt this Agreement and approve the Merger and the Transactions by the Member Written Approval. The Information Statement shall include information regarding (A) the Company, (B) the terms of the Merger and this Agreement, (C) the unanimous recommendation of the Company Managing Members in favor of the Merger, this Agreement and the Transactions, for approval and adoption by written consent pursuant to the Member Written Approval, (D) the notice required by the CT Act, (E) the exercise by the Principal Members of their drag-along right pursuant to the Company Operating Agreement, and (F) the form of Joinder Agreement and Member Written Approval to be executed by the Company Members who have

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not yet executed the Joinder Agreements and the Member Written Approvals pursuant to Section 5.1. The Company shall promptly advise Parent in writing if at any time prior to the Effective Time, the Company obtains knowledge of any facts that might make it necessary or appropriate to amend or supplement the Information Statement in order to make the statements contained therein not misleading. Prior to distributing the Information Statement to the Company Members, the Company shall provide a copy of the Information Statement to Parent for its review and comment, and the Company shall consider in good faith any such comments.

5.3 Access to Information. Between the date of this Agreement and the earlier of the Effective Time or the termination of this Agreement in accordance with Section 8.1, (a) the Company shall afford Parent and its Representatives reasonable access, during normal business hours, to (i) all of the Company’s properties, Books and Records and (ii) all other information concerning the business, properties and personnel of the Company as Parent may reasonably request, and (b) the Company shall provide to Parent and its Representatives complete and correct copies of the Company’s (i) internal financial statements and (ii) Tax Returns, Tax elections and any other records and workpapers relating to Taxes, that are in the possession of the Company or subject to the Company’s control; provided, however, that the foregoing shall not require the Company to provide any such access or disclose any information to the extent the provision of such access or such disclosure would contravene Applicable Laws.

5.4 Confidentiality. The parties acknowledge that Parent and the Company have previously executed a non-disclosure agreement countersigned by Parent on or about February 14, 2020 (the “Confidentiality Agreement”), and that with respect to Parent and the Company this Agreement is subject to the confidentiality terms and conditions of the Confidentiality Agreement; provided, however, that for purposes of this Agreement, the confidentiality terms and conditions herein shall amend any time limitations on the effectiveness of confidentiality provisions therein and survive indefinitely and shall not be subject to the termination provision of the Confidentiality Agreement found therein; provided, however that each Company Member may disclose the terms of this Agreement or any of the other Ancillary Agreements to its accountants, attorneys or other advisors to the extent necessary to obtain advice and counsel or in connection with seeking Tax advice or the filing of a Tax Return or to its Representatives to the extent such Representatives need to know such information, or to any Person if instructed by Parent in writing. Any such accountant, attorney or other advisor must be obligated by written agreement or professional obligation to keep the information confidential. For purposes of this Agreement, “Confidential Information” as defined in the Confidentiality Agreement shall be deemed to also include (a) the terms and conditions of the Ancillary Agreements, as well as any terms and conditions arising out of or relating thereto, in whole or in part and (b) any and all investigations, negotiations, discussions, transaction-related matters or activities of the parties hereto and, to the extent applicable, their Tax advisors and attorneys, in each case and in whole or in part, arising out of or relating to the Merger. Each party that is not a party to the Confidentiality Agreement, other than the Selling Securityholders’ Representative, will hold, and will cause their respective Representatives to hold, in confidence, in accordance with the terms of the Confidentiality Agreement as if such party were a party to the Confidentiality Agreement and a “receiving party” thereunder, all documents and information made available to them by or on behalf of another party to this Agreement in connection with the Transactions, including the terms and conditions of this Agreement; provided, however, that for purposes of this Section 5.4, the definition of “Representatives” provided in Section 10.1 shall be deemed to also include direct and indirect partners, members, stockholders and investors of the receiving party. In the event that any party receives a request to disclose all or any part of any Confidential Information under the terms of a subpoena, order, civil investigative demand or similar process issued by a court of competent jurisdiction or by another Governmental Authority, such party agrees to (i) except to the extent prohibited by Law, promptly notify Parent of the existence, terms and circumstances surrounding such request; (ii) consult with Parent on the advisability of taking legally available steps to resist or narrow such request; and (iii) if disclosure of such Confidential Information is required, furnish only that portion of the Confidential Information that, in the opinion of counsel to the party who has received the request, such party is legally compelled to disclose and advise Parent as far in advance of such disclosure as possible so that Parent may seek an appropriate protective order or other reliable assurance that confidential treatment will be accorded such Confidential Information. In any event, the party who receives the request shall not oppose actions by Parent to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such Confidential Information. In the event that a Company Member who is not an employee, officer or manager of the Company or a service provider to the Company shall violate the terms of this Section 5.4, Parent’s recourse (whether before or after Closing or termination of this Agreement) shall be against such Company Member and not to the Company itself. Notwithstanding anything to the contrary herein or in any Ancillary Agreements (or the Confidentiality Agreement), following the Closing, in no event shall Parent or its Affiliates be subject to any restriction with respect to any use or disclosure of any of the Company’s Confidential Information. The Selling Securityholders’

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Representative shall keep all information it receives from any party hereto related to this Agreement and the transactions contemplated hereby strictly confidential; provided, however, that notwithstanding the foregoing or anything in this Agreement to the contrary, following Closing, the Selling Securityholders’ Representative shall be permitted to: (i) after the public announcement (if any) of the Merger, publicly announce that it has been engaged to serve as the Selling Securityholders’ Representative in connection herewith as long as such announcement does not disclose any of the other terms hereof; and (ii) disclose information as required by law or to employees, advisors, agents or consultants of the Selling Securityholders’ Representative and to the Selling Securityholders, in each case who have a need to know such information, provided that such persons are subject to similarly restrictive confidentiality obligations with respect thereto.

5.5 Expenses. Except as provided in the calculation of the Initial Consideration, whether or not the Transactions are consummated, all fees and expenses incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the Transactions, including all legal, accounting, financial advisory or other investment banking, broker, finder, consulting and all other fees and expenses of third parties, shall be the obligation of the respective party incurring such fees and expenses; provided, however, that the Parent has agreed to reimburse the Company for the a portion of the accounting expenses incurred by the Company in connection with the preparation of the Audited Financial Statements pursuant to Section 5.16 in an amount not to exceed Forty Thousand Dollars ($40,000) (the “Audit Reimbursement”). Parent shall pay to the Company the Audit Reimbursement upon the earlier of (i) the Closing, or (ii) the termination of this Agreement; provided, however, that no Audit Reimbursement shall be due or payable if Parent terminates this Agreement pursuant Section 8.1(a), (b)(ii), (b)(iii), (c), (d), (f), (h) or (i).

5.6 Public Disclosure.

(a) The parties agree that no public release, filing or announcement concerning this Agreement or the Ancillary Documents or the transactions contemplated hereby or thereby shall be issued by any party or any of their respective Affiliates without the prior written consent (not be unreasonably withheld, conditioned or delayed) of Parent, Merger Sub and the Company, except as such release or announcement may be required by Applicable Laws or the rules or regulations of any securities exchange, in which case the applicable party shall use commercially reasonable efforts to allow Parent, Merger Sub and the Company reasonable time to comment on, and arrange for any required filing with respect to, such release or announcement in advance of such issuance.

(b) Parent and the Company shall mutually agree upon and, as promptly as practicable after the execution of this Agreement, issue a press release announcing the execution of this Agreement (the “Signing Press Release”). Promptly after the issuance of the Signing Press Release (but in any event within four (4) Business Days after the execution of this Agreement), Parent shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by Applicable Laws, which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with the Company reviewing, commenting upon and approving such Signing Filing in any event no later than the third (3rd) Business Day after the execution of this Agreement). Parent and the Company shall mutually agree upon and, as promptly as practicable after the Closing, issue a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”). Promptly after the issuance of the Closing Press Release (but in any event within four (4) Business Days after the Closing), Parent shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Applicable Laws which the Company Managing Members immediately prior to Closing shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with such Company Managing Members commenting upon and approving such Closing Filing in any event no later than the third (3rd) Business Day after the Closing). In connection with the preparation of the Signing Press Release, the Signing Filing, the Closing Filing, the Closing Press Release, or any other report, statement, filing notice or application made by or on behalf of a party to any Governmental Authority or other third party in connection with the transactions contemplated hereby, each party shall, upon request by any other party, furnish the parties with all information concerning themselves, their respective directors, officers and equity holders as may be necessary in connection with the preparation of such report, statement, filing notice or application, and such other matters as may be reasonably necessary or advisable in connection with the transactions contemplated hereby.

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5.7 Best Efforts; Knowledge.

(a) Each of the Company, Parent and Merger Sub hereby confirm their firm commitment to consummate the Transactions on the terms and conditions set forth herein, and subject to the terms and conditions of this Agreement, each such party shall use its best efforts in good faith to take, or cause to be taken, all actions and to use its best efforts to do, or cause to be done, all things reasonably necessary, proper or advisable under Applicable Laws to consummate the Transactions and to cause the conditions set forth in Article 6 to be satisfied, including taking actions reasonably necessary to obtain any and all Approvals of any Governmental Authority or other Person required in connection with the Merger; provided, however, that (i) Parent shall not be obligated to, and neither the Company nor any Company Subsidiary shall (unless expressly required by Parent in advance at Parent’s sole cost and expense), make or consent to any divestiture or operational limitation or activity in connection therewith, or any waiver or modification of any right, or any payment of money or grant of any other commercial concession as a condition to obtaining any such Approval, and (ii) for purposes of this Section 5.7 the Federal Cannabis Laws shall not be deemed to prohibit the Transactions or nullify the parties’ obligations under this Section 5.7. Without limiting the generality of the foregoing, the Company shall deliver or cause to be delivered each of the agreements or documents referred to in Section 6.2(g).

(b) Each of the parties (other than the Selling Securityholders’ Representative) agrees to use their best efforts in good faith to accurately complete, execute and timely submit all applications, statements, certifications, agreements and similar instruments required or requested by the Connecticut Department of Consumer Protection and any other Governmental Authority purporting to have authority over, or a right to approve, the Transactions.

(c) Notwithstanding anything herein to the contrary (including without limitation Section 2.30), all representations, warranties, and other statements made herein, in any exhibit or schedule hereto (including the Disclosure Schedules), or in any Ancillary Agreement by or on behalf of the Company are made to the knowledge of the Company.

(d) Notwithstanding anything herein to the contrary, all representations, warranties, and other statements made herein by or on behalf of Parent and/or Merger Sub, as applicable, are made to the knowledge of Parent and/or Merger Sub, as applicable.

5.8 FIRPTA Compliance. On or prior to the Closing Date, the Company shall provide Parent with a properly executed statement (the “FIRPTA Certificate”) satisfying the Requirements of Treasury Regulations Section 1.1145-11T(d)(2)(i) in a form reasonably acceptable to Parent.

5.9 Notification of Certain Matters. The Company shall, and shall cause each of the Company Subsidiaries to, give prompt notice to Parent of (a) any event which would reasonably be expected to have a Company Material Adverse Effect; (b) the occurrence or nonoccurrence of any event, the occurrence or non-occurrence of which is reasonably likely to cause any representation or warranty of the Company in this Agreement to be untrue or incomplete at or prior to the Effective Time; (c) any failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; (d) any notice or other communication from any Governmental Authority in connection with the Transactions; (e) any notice from any Person alleging that the consent of such Person is or may be required in connection with the Transactions; and (f) any Action commenced or threatened against, relating to or involving or otherwise affecting the Company’s business or that relates to the consummation of the Transactions. Except as provided in this Section 5.9, any such disclosure shall not constitute an exception to the representations and warranties set forth in Article 2, shall not limit the rights of Parent under this Agreement for any breach by the Company of such representations and warranties, including, under Article 7 and Article 8, and shall not have the effect of satisfying any of the conditions to obligations of Parent set forth in Sections 6.1 and 6.2, provided, that (A) if (1) such disclosure by the Company or any Company Subsidiaries is made in order to set forth any matter, fact or item first occurring or arising after the date hereof and (2) Parent has the right to, but does not elect to, terminate this Agreement in accordance with Section 8.1, then from and after the Closing, Parent or the Company, shall be deemed to have irrevocably waived its right to indemnification under Article 7 with respect to such matter; or (B) if such disclosure is made in order to set forth any matter, fact or item first occurring or arising on or prior to the date hereof, then from and after the Closing, Parent shall have the right to indemnification pursuant to Article 7 with respect to such matter, and the applicable representation and warranty (and related schedule in the Company Disclosure Schedule) shall be read for purposes of Article 7 as if such disclosure had not been made by the Company or Company Subsidiary, as applicable, hereunder.

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5.10 Takeover Statutes. If any Takeover Statute is or may become applicable to the Transactions, the Company Managing Members shall grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate the effects of any such Takeover Statute on any of the transactions contemplated hereby.

5.11 Delivery of Unit Ledger and Minute Books of the Company. The Company shall deliver its unit ledger and minute books to Parent at the Closing.

5.12 Tax Matters.

(a) Filing of Pre-Closing Tax Returns After the Closing Date. The Selling Securityholders’ Representative shall prepare (and the Surviving Corporation shall timely file or cause to be filed), or shall cause to be prepared, all Tax Returns of the Company and each Company Subsidiary that relate to Pre-Closing Tax Periods that are required to be filed after the Closing Date, and Selling Securityholders shall cause to be paid all Taxes due with respect to such Tax Returns. The Selling Securityholders’ Representative shall deliver at least thirty (30) days prior to the due date (taking into account any extension) for the filing of such Tax Returns to Parent for review and comment and shall consider such comments in good faith. Such Tax Returns shall not be filed without Parent’s prior consent (which consent shall not be unreasonably withheld, conditioned or delayed). Selling Securityholders shall make the payment due to Parent under this Section 5.12(a) at least two (2) Business Days before payment of Taxes is due to the Tax Authority in connection with the filing of such Tax Returns. Notwithstanding anything herein to the contrary (A) all deductions related to Company Transaction Expenses shall be deemed to fall in the Pre-Closing Tax Periods; and (B) the Selling Securityholders shall not be liable for any Tax Liability of the Company resulting on the Closing Date due to Parent or the Surviving Corporation’s operation of the Company.

(b) Filing of Straddle Period Tax Returns. Parent shall prepare and timely file, or cause to be prepared and timely filed, any Tax Return of the Company and each Company Subsidiary for a Straddle Period, and Selling Securityholders shall cause to be paid, its allocable share of Taxes due with respect to such Tax Returns, as determined in accordance with Section 5.12(c). Such Tax Returns shall be filed in a manner consistent with past practice and no position shall be taken, election made or method adopted that is inconsistent with positions taken, elections made or methods used in prior periods in filing such Tax Returns (including, without limitation, any position which would have the effect of accelerating or deferring income or deductions for periods or portions thereof for which the Selling Securityholders are liable under Section 7.2). Parent shall deliver at least twenty (20) days prior to the due date (considering any extension) for the filing of such Tax Return to the Selling Securityholders’ Representative for review and comment and shall consider such comments in good faith. Parent shall not file such Tax Returns without Selling Securityholders’ Representative’s prior consent (which consent shall not be unreasonably withheld, conditioned or delayed). Selling Securityholders shall make the payment due to Parent under this Section 5.12(b) at least two (2) Business Days before payment of Taxes is due to the Tax Authority in connection with the filing of such Tax Returns.

(c) Allocation of Straddle Period Taxes. With respect to Taxes of the Company and each Company Subsidiary relating to a Straddle Period, Selling Securityholders shall be liable for the amount of such Taxes allocable to the portion of the Straddle Period that is deemed to end on the close of business on the Closing Date. For purposes of the preceding sentence, in the case of any Taxes that are imposed on a periodic basis and are payable for a Straddle Period, the portion of such Tax that relates to the portion of such Tax period ending on the Closing Date shall (i) in the case of any Taxes other than Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the entire Tax period multiplied by a fraction the numerator of which is the number of days in the Tax period ending on the Closing Date and the denominator of which is the number of days in the entire Tax period, and (ii) in the case of any Tax based upon or related to income or receipts, be deemed equal to the amount which would by payable if the relevant Tax period ended on the Closing Date.

(d) Cooperation. Selling Securityholders, the Selling Securityholders’ Representative and Parent shall reasonably cooperate, and shall cause their respective affiliates, officers, employees, agents, auditors and representatives reasonably to cooperate, in preparing and filing all Tax Returns, including maintaining and making available to each other all records necessary in connection with Taxes and in resolving all disputes and audits with respect to all taxable periods relating to Taxes. Without limiting the foregoing, in connection with the preparation of the Tax Returns referenced in Section 5.12(a), Parent will (and will cause the Surviving Corporation to) cooperate with the Selling Securityholders’ Representative to enable the Selling Securityholders’ Representative to utilize the Surviving Corporation’s existing tax return preparation firm(s) (the “Accounting Firm”). Such cooperation may include

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providing access to books and records and accounting staff, and delegating authority to the Selling Securityholders’ Representative under the Accounting Firm’s engagement agreement sufficient for the Accounting Firm to take direction from the Selling Securityholders’ Representative, or otherwise ensuring that the Selling Securityholders’ Representative will have access to (and the ability to direct, even if indirectly through the Surviving Corporation) the Accounting Firm.

(e) Tax Contests.

(i) Parent, on the one hand, and the Selling Securityholders’ Representative and Selling Securityholders, on the other hand, shall promptly notify each other upon receipt by such party of written notice of any inquiries, claims, assessments, audits or similar events with respect to Taxes relating to a Pre-Closing Tax Period or a Straddle Period for which Selling Securityholders may be liable under this Agreement (any such inquiry, claim, assessment, audit or similar event, a “Tax Matter”).

(ii) Selling Securityholders’ Representative at the expense of the Selling Securityholders shall have sole control of the conduct of all Tax Matters for the Pre-Closing Tax Period; provided, that with respect to any such Tax Matter, Parent and counsel of its own choosing shall have the right to participate in the prosecution or defense of such Tax Matter at Parent’s sole cost and expense, and the Selling Securityholders’ Representative shall (x) use reasonable efforts to inform Parent of the status of any such Tax Matter; (y) provide Parent with copies of any pleadings, correspondence, and other documents as Parent may reasonably request; and (z) not settle any such Tax Matter without the consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed.

(iii) Parent at the expense of the Parent shall have sole control of the conduct of all Tax Matters for the Straddle Period; provided, that with respect to any such Tax Matter, Selling Securityholders’ Representative and counsel of its own choosing shall have the right to participate in the prosecution or defense of such Tax Matter at Selling Securityholders’ Representative’s sole cost and expense, and the Parent shall (x) use reasonable efforts to inform Selling Securityholders’ Representative of the status of any such Tax Matter; (y) provide Selling Securityholders’ Representative with copies of any pleadings, correspondence, and other documents as Selling Securityholders’ Representative may reasonably request; and (z) not settle any such Tax Matter without the consent of Selling Securityholders’ Representative, which consent shall not be unreasonably withheld, conditioned or delayed.

(f) All transfer, documentary, sales, use, stamp, registration and other substantially similar Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (collectively, “Transfer Taxes”) shall be paid one-half by the Parent and one-half by the Selling Securityholders when due, and the Company will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes. The Company shall provide to Parent and Selling Securityholders’ Representative evidence satisfactory to them that such Transfer Taxes have been paid by the Company.

(g) Except for (i) any commercial agreements entered into in the ordinary course of business that are not primarily related to Taxes and (ii) any agreements related to Taxes, the only parties to which are some or all of the Company and a Company Subsidiary, the Company shall terminate or cause to be terminated any and all of the tax sharing, allocation, indemnification or similar agreements, arrangements or undertakings in effect, written or unwritten, on the Closing Date as between the Selling Securityholders or any predecessor or Affiliate thereof, on the one hand, and the Company and/or any Company Subsidiary, on the other hand, for all Taxes imposed by any Taxing Authority or other Governmental Authority, regardless of the period in which such Taxes are imposed, and there shall be no continuing obligation to make any payments under any such agreements, arrangements or undertakings.

(h) Any amounts payable under this Section 5.12 or Article 7 shall be treated by the parties as an adjustment to the Aggregate Consideration, unless otherwise required by Law.

5.13 Employees and Contractors.

(a) Continuing Personnel. The Company shall cooperate fully, and work with Parent to help Parent identify employees or independent contractors of the Company and its Subsidiaries to whom Parent may elect to offer continued employment or engagement following the Closing with the Surviving Corporation, Parent or any of their Subsidiaries (such employing or engaging entity referred to as a “Parent Employer”). With respect to any employee or independent contractor of the Company or its Subsidiaries who receives such an offer of continued employment or

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engagement from Parent, the Company shall assist Parent and any other relevant Parent Employer with their efforts to enter into revised employment or engagement arrangements with such individuals as soon as practicable after the date hereof and in any event prior to the Closing Date, which arrangements shall become effective as of 12:01 a.m., local time, on the day following the Effective Time. Notwithstanding any of the foregoing, none of Parent or the Surviving Corporation or any of their respective Affiliates shall have any obligation to make an offer of continued employment or engagement to any employee or independent contractor of the Company or its Subsidiaries. Effective no later than immediately prior to the Closing, the Company shall, consistent with Applicable Laws, terminate the employment or engagement of each of those employees or independent contractors of the Company and Company Subsidiaries who have not received, or received but not accepted, an offer of continued employment or engagement with the applicable Parent Employer prior to the Closing Date. Employees or independent contractor of the Company and its Subsidiaries who accept employment or engagement arrangements with revised terms and conditions of employment or engagement from a Parent Employer and commence employment or engagement with the Parent Employer (each, a “Continuing Personnel”) shall be eligible to receive the benefits described in their respective arrangements. Notwithstanding anything in this Agreement to the contrary, no Continuing Personnel, and no other employee or independent contractor of the Company or its Subsidiaries, shall be deemed to be a third party beneficiary of this Agreement.

(b) Announcement. The timing and content of any announcement or notification to the employees and independent contractors of the Company and its Subsidiaries with respect to the Merger or the other Transactions (which, for the avoidance of doubt, shall not include any press release or other public statement or any employment arrangements or independent contractor agreements or related communications to employees of the Company and its Subsidiaries from Parent or a Parent Employer) shall be subject to the approval, which shall not be unreasonably withheld, conditioned or delayed, of each of Parent and the Company; provided however that neither Parent, Merger Sub or their respective Representatives shall be permitted to contact the employees or independent contractors of the Company and its Subsidiaries without the prior written approval of the Company, in its sole discretion. Except with respect to any announcement or notification covered by the preceding sentence, the Company will consult with Parent (and will consider in good faith the advice of Parent) prior to sending any material notices or other communication materials relating to the Transactions to employees or independent contractors of the Company and its Subsidiaries; provided, however, that Selling Securityholder communications shall be provided to employee Selling Securityholders in the manner, at the time and subject to the terms and conditions set forth in this Agreement.

(c) Transfer of Employment Relationships. The Company shall complete any employee, labor union, labor organization or works council notice and consultation obligations, and undertake to obtain any required consent, approval or opinion therefrom.

5.14 Capital Commitments. Prior to Closing, Parent and Merger Sub shall use their best efforts to raise sufficient capital, in the form of third-party financing (including, without limitation, a “PIPE”), or through non-redemption agreements or similar commitments with Parent’s shareholders, to ensure that the Parent will have sufficient funds in the Trust Account to pay the Aggregate Consideration when due pursuant to this Agreement. Notwithstanding the foregoing, the Company acknowledges that there is no guarantee that Parent and Merger Sub will be able to obtain such outside financing.

5.15 Managers’ and Officers’ Indemnification. To the fullest extent permitted under Applicable Law, the Surviving Corporation Charter Documents shall contain provisions no less favorable with respect to indemnification, exculpation, advancement or expense reimbursement than are set forth in the Company Charter Documents prior to Closing, which provisions shall not be amended, repealed or otherwise modified for a period of six (6) years from the Closing Date in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the Effective Time, were managing members, managers, officers, employees, fiduciaries or agents of the Company (each such individual, a “D&O Indemnified Party”), unless such modification shall be required by Applicable Law. The D&O Indemnified Parties are express and intended third-party beneficiaries of the provisions of this Section 5.15 and shall be entitled to independently enforce the terms hereof as if they were each a party to this Agreement.

5.16 Financial Statements. Prior to the filing of the Proxy Statement (as defined below), the Company shall deliver to Parent all Audited Financial Statements required to be included in the Proxy Statement under the applicable rules and regulations of the SEC, unaudited financial statements for any subsequent periods and such other financial information required to be included in the Proxy Statement or subsequent SEC filings.

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5.17 RESERVED.

5.18 Preparation of and Proxy Statement; Special Meeting.

(a) As promptly as practicable after the date hereof, Parent shall, with the assistance, cooperation and commercially reasonable efforts of the Company, prepare and file with the SEC a proxy statement (as amended, the “Proxy Statement”) of Parent for the purpose of soliciting proxies from Parent’s stockholders for the matters to be acted upon at the Special Meeting and providing Parent’s stockholders an opportunity in accordance with Parent’s Charter Documents to have their securities redeemed (the “Redemption”) in conjunction with the stockholder vote on the Stockholder Approval Matters (as defined below). The Proxy Statement shall include proxy materials for the purpose of soliciting proxies from Parent’s stockholders to vote, at a special meeting of Parent’s stockholders to be called and held for such purpose (the “Special Meeting”), in favor of resolutions approving (i) the adoption and approval of this Agreement and the Ancillary Document and the transactions contemplated hereby or thereby, including the Merger, in accordance with Parent’s Charter Documents, the DCGL and the rules and regulations of the SEC, (ii) adoption and approval of the new omnibus equity incentive plan for Parent, in form and substance reasonably acceptable to Parent and the Company (the “Incentive Plan”), that provides for the grant of awards to employees and other certain officers, directors, employees, consultants, and service providers of Parent and its subsidiaries in the form of options, restricted shares, restricted share units or other equity-based awards based on shares of Parent’s common stock with a total pool of awards of Parent’s common stock equal to fifteen percent (15%) of the aggregate number of shares of Parent’s common stock issued and outstanding immediately after the Closing, (iii) the reelection of certain members of Parent’s Board, and, if applicable, appointment of the members of any committees thereof, (iv) such other matters as Parent and the Company shall hereafter mutually determine to be necessary, appropriate or required (under the DGCL, pursuant to SEC or Nasdaq rules and regulations, or otherwise) in order to effect the Merger and the other transactions contemplated by this Agreement (the approvals described in foregoing clauses (i) through (iv), collectively, the “Stockholder Approval Matters”), and (v) the adjournment of the Special Meeting, if necessary or desirable in the reasonable determination of Parent. If on the date for which the Special Meeting is scheduled, Parent has not received proxies representing a sufficient number of shares to obtain the required approval of Parent’s stockholders, whether or not a quorum is present, Parent may make one or more successive postponements or adjournments of the Special Meeting. In connection with the Proxy Statement, Parent and Merger Sub will file with the SEC financial and other information about the transactions contemplated by this Agreement in accordance with Applicable Laws and applicable proxy solicitation rules set forth in Parent’s Charter Documents, the DGCL and the rules and regulations of the SEC and Nasdaq. Parent and Merger Sub shall cooperate and provide the Company (and its counsel) with a reasonable opportunity to review and comment on the Proxy Statement and any amendment or supplement thereto prior to filing the same with the SEC. The Company shall provide Parent and Merger Sub with such information concerning the Company and its equity holders, officers, directors, employees, assets, Liabilities, condition (financial or otherwise), business and operations that are required to be included in the Proxy Statement, or in any amendments or supplements thereto, which information provided by the Company shall be true and correct in all material respects and not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not materially misleading.

(b) Parent and Merger Sub shall take any and all reasonable and necessary actions required to satisfy the requirements of the Securities Act, the Exchange Act and other Applicable Laws in connection with the Proxy Statement, the Special Meeting and the Redemption. Each of Parent, Merger Sub and the Company shall, and shall cause each of its Subsidiaries to, make their respective directors, officers and employees, upon reasonable advance notice, available to the Company, Parent and Merger Sub, and their respective Representatives in connection with the drafting of the public filings with respect to the transactions contemplated by this Agreement, including the Proxy Statement, and responding in a timely manner to comments from the SEC. Each party shall promptly correct any information provided by it for use in the Proxy Statement (and other related materials) if and to the extent that such information is determined to have become false or misleading in any material respect or as otherwise required by Applicable Laws. Parent and Merger Sub shall amend or supplement the Proxy Statement and cause the Proxy Statement, as so amended or supplemented, to be filed with the SEC and to be disseminated to Parent’s stockholders, in each case as and to the extent required by Applicable Laws and subject to the terms and conditions of this Agreement and Parent’s Charter Documents.

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(c) Each of Parent and Merger Sub, with the assistance of the other parties, shall promptly respond to any SEC comments on the Proxy Statement and shall otherwise use its best efforts to cause the Proxy Statement to “clear” comments from the SEC. Parent and Merger Sub shall provide the Company (and its counsel) with copies of any written comments, and shall inform the Company of any oral comments, that Parent, Merger Sub or their respective Representatives receive from the SEC or its staff with respect to the Proxy Statement, the Special Meeting and the Redemption promptly after the receipt of such comments and shall give the Company a reasonable opportunity under the circumstances to review and comment on any proposed written or oral responses to such comments.

(d) As soon as practicable following the Proxy Statement “clearing” comments from the SEC, Parent and Merger Sub shall distribute the Proxy Statement to Parent’s stockholders, and, pursuant thereto, shall call the Special Meeting in accordance with the DGCL and Parent’s Charter Documents for a date no later than thirty (30) days following the mailing of the Proxy Statement.

(e) Parent and Merger Sub shall comply with all Applicable Laws, any applicable rules and regulations of Nasdaq, Parent’s Charter Documents, Merger Sub’s Charter Documents and this Agreement in the preparation, filing and distribution of the Proxy Statement, any solicitation of proxies thereunder, the calling and holding of the Special Meeting and the Redemption.

5.19 Parent Public Filings. Between the date of this Agreement and the Effective Time or the earlier termination of this Agreement, Parent will keep current and timely file all of the forms, reports, schedules, statements and other documents required to be filed by Parent with the SEC, including all necessary amendments and supplements thereto, and otherwise comply in all material respects with applicable securities Laws (the “Additional SEC Reports”). All such Additional SEC Reports (including any financial statements or schedules included therein) (i) shall be prepared in all material respects in accordance with either the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations promulgated thereunder and (ii) will not, at the time they are filed, or, if amended, as of the date of such amendment, contain any an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. As used in this Section 5.19, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC or Nasdaq. Any Additional SEC Reports which discuss or refer to this Agreement or the Transactions shall be subject to the prior review and approval of the Company (not to be unreasonably withheld, delayed or conditioned).

5.20 Delisting and Relisting. Prior to Closing, Parent and Merger Sub shall use their best efforts to (i) cause Parent’s shares of common stock, par value $0.0001 per share (“Parent Common Stock”), redeemable warrants, exercisable for shares of Parent Common Stock at an exercise price of $11.50 per share (“Parent Redeemable Warrants”), and units, each consisting of one share of Parent Common Stock and one Parent Redeemable Warrant, to be delisted from Nasdaq, unless a change in Applicable Laws occurs prior to Closing which would permit the continued listing of the Parent Common Stock and the Parent Redeemable Warrants on Nasdaq following the Closing, and (ii) if no such change in Applicable Laws occurs, prior to Closing list the Parent Common Stock and Parent Redeemable Warrants (or securities convertible into or issued in lieu thereof) on another securities exchange.

5.21 Environmental Obligations. Parent agrees that the Company Owned Property is an “establishment” pursuant to, and as defined by, the Connecticut Transfer Act, Connecticut General Statutes §§22a-134 to 22a-134e (the “Transfer Act”) and that the transactions contemplated herein may be a “transfer of establishment,” as that term is defined in the Transfer Act. If the Company Owned Property and the transactions contemplated hereby are subject to the Transfer Act, Parent shall be solely responsible for any and all compliance with the Transfer Act, including, but not limited to, the timely filing of any forms as may be required by the Transfer Act, the payment of any filing fees (or supplemental fees), and signing as the “certifying party,” as that term is defined in the Transfer Act. Parent releases and forever discharges, and covenants not to sue, any Selling Securityholder from any and all claims, injuries, demands, costs, penalties, attorneys’ fees, costs of litigation and causes of action of any kind whatsoever, now or hereafter in existence, known or unknown, which Parent may have against any Selling Securityholder and which arise from or relate to any hazardous material at the Company Owned Property. The provisions of this Section shall survive the Closing.

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ARTICLE 6
CONDITIONS TO THE MERGER

6.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of Parent and the Company to consummate the Merger and the other transactions that are to occur at or after the Effective Time pursuant to this Agreement shall be subject to the satisfaction at or prior to the Closing of the conditions set forth in this Section 6.1:

(a) Governmental Authority and Other Approvals. All Approvals from Governmental Authority necessary for consummation of the Merger and the other Transactions shall have been obtained and shall be in full force and effect, including, without limitation, (A) all other authorizations, consents and approvals of Governmental Authority required for consummation of the transactions contemplated hereby shall have been obtained, (B) the receipt of approval of Parent’s stockholders adopting this Agreement and approving the Stockholder Approval Matters, and (C) any filings and approvals required under the rules and regulations of Nasdaq, or such other stock exchange or quotation system on which Parent’s capital stock is then traded or is proposed to be traded on.

(b) No Injunctions or Regulatory Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other Order issued by any court or other Governmental Authority of competent jurisdiction or other legal or regulatory restraint or prohibition against the consummation of the Merger or any of the other Transactions shall be in effect; nor shall there be any action taken, or any Law or Order enacted, entered, enforced or deemed applicable to the Merger or any of the other Transactions that would prohibit the consummation of the Merger or any of the other Transactions or that would permit consummation of the Merger and the other Transactions only if certain divestitures were made or if Parent, the Surviving Corporation or the Company were to agree to limitations on its business activities or operations.

6.2 Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger and the other transactions to occur at or after the Effective Time pursuant to this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in this Section 6.2, any of which may be waived, in writing, exclusively by Parent in its sole and absolute discretion (provided that the Parent Indemnitees shall not be entitled to indemnification with respect to the subject of such waiver in the event the Effective Time occurs):

(a) Representations and Warranties. (i) The representations and warranties in Sections 2.1 (Organization and Qualification), 2.2 (Authorization), 2.3 (Capital Equity), 2.4 (Subsidiaries), 2.6 (No Conflicts) and 2.28 (Anti-Money Laundering) of this Agreement shall be true, correct and complete in all respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all respects as of such specified earlier date) other than inaccuracies that in the aggregate are de minimis, and (ii) the other representations and warranties of the Company contained in this Agreement shall each be true, correct and complete in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date), except for inaccuracies of representations and warranties the circumstances giving rise to which, individually or in the aggregate, do not constitute and could not reasonably be expected to have, a Company Material Adverse Effect; provided, however, that for purposes of determining the accuracy of any representations and warranties, any update of or modification to the Company Disclosure Schedule made pursuant to Section 5.9 shall be either included or disregarded as provided in Section 5.9.

(b) Performance. The Company shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement and the Ancillary Agreements to be so performed or complied with by the Company on or before the Closing Date.

(c) No Company Material Adverse Effect. Since the date of this Agreement, no Company Material Adverse Effect shall have occurred.

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(d) Officer’s Certificate. Parent shall have received a certificate, dated as of the Closing Date, in substantially the form attached hereto as Exhibit E, executed on behalf of the Company by a duly authorized officer of the Company, to the effect that the conditions set forth in this Section 6.2 have been satisfied.

(e) Member Approval. This Agreement, the Certificate of Merger and the Merger shall have been approved by the Requisite Member Vote.

(f) Joinder Agreements. Parent shall have received Joinder Agreements and Member Written Approvals that have been duly executed and delivered by Company Members entitled to receive at least seventy percent (70%) of the Allocated Portion of the Initial Consideration payable to all Company Members pursuant to Section 1.7; and such Joinder Agreements and Member Written Approvals shall be in full force and effect and shall not have been repudiated.

(g) Delivery of Other Agreements and Documents.

(i) The Escrow Agent and the Selling Securityholders’ Representative shall have executed and delivered the Escrow Agreement substantially in the form of Exhibit F.

(ii) Parent shall have received a DVD or USB drive evidencing the documents and other materials that were made available to Parent, and indicating, for each such document or other material, the date that it was uploaded to the Data Room and made accessible to Parent and its Representatives in the Data Room.

(iii) The Company shall have delivered to Parent the Closing Payment Certificate in accordance with Section 1.9.

(iv) Parent shall have received a payoff letter (in written form reasonably satisfactory to Parent) from each holder of the Indebtedness outstanding immediately prior to the Closing evidencing the payment required to fully pay off and discharge such Indebtedness and confirming release of any Liens upon the payment of the amount set forth in such payoff letter.

(v) Each Company Managing Member and officer of the Company and each Company Subsidiary shall deliver to Parent, in form and substance satisfactory to Parent, his or her resignation from such position effective immediately upon the Effective Time.

(vi) The Company shall have provided Parent with the properly executed FIRPTA Certificate pursuant to Section 5.8.

(viii) The Company shall have delivered to Parent such other documents and instruments as may be reasonably required to consummate the Transactions.

(h) Employee Matters. None of the Identified Employees shall have terminated employment with the Company or the relevant employing Subsidiary of the Company, or shall have terminated or repudiated (or indicated or provided notice of an intent to terminate or repudiate) his or her Employment Agreement or Non-Competition Agreement, except for such Identified Employees whose employment was terminated for cause or due to death or disability.

6.3 Additional Conditions to Obligations of the Company. The obligations of the Company to consummate the Merger and the other transactions that are to occur at or after the Effective Time pursuant to this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in this Section 6.3, any of which may be waived, in writing, exclusively by the Company in its sole and absolute discretion:

(a) Representations and Warranties. The representations and warranties of Parent contained in this Agreement shall each be true, correct and complete in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date); provided, however, that for purposes of determining the accuracy of any representations and warranties, all materiality, Parent Material Adverse Effect and similar qualifications limiting the scope of such representations and warranties shall be disregarded.

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(b) Performance. Parent and Merger Sub shall have performed and complied with in all material respects each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Parent at or before the Closing.

(c) No Parent Material Adverse Effect. Since the date of this Agreement, no Parent Material Adverse Effect shall have occurred.

(d) Officer’s Certificate. Company shall have received a certificate, dated as of the Closing Date, in substantially the form attached hereto as Exhibit G, executed on behalf of the Parent by a duly authorized officer of the Company, to the effect that the conditions set forth in this Section 6.3 have been satisfied.

(e) Stockholder Approval. This Agreement, the Certificate of Merger, the Merger and the Stockholder Approval Matters shall have been approved by the Parent’s Stockholders in conformity with the Proxy Statement and Parent’s Charter Documents.

(f) Ancillary Agreements. Parent and Merger Sub shall have each executed and delivered each of the Ancillary Agreements to which Parent or Merger Sub, respectively, is a party and assuming the due execution and delivery of such agreements by the other parties thereto, such agreements shall be in full force and effect with respect to Parent and Merger Sub, as applicable.

ARTICLE 7
SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND
AGREEMENTS; INDEMNIFICATION

7.1 Survival of Representations, Warranties, Covenants and Agreements; Release of Escrow Fund.

(a) All of the representations and warranties contained in this Agreement and the certificates and instruments delivered in connection herewith or therewith shall survive the Merger and continue until 11:59 p.m. New York time on the day which is eighteen months (18) months after the date on which the Effective Time occurs (the “Expiration Date”); provided, however, that the Fundamental Representations shall survive the Closing and shall continue until the expiration of the latest statute of limitations applicable to such representations and warranties (either pertaining to the subject matter of such representations and warranties, or the ability of any Parent Indemnitees, any Company Indemnitees or any third party to make a claim relating to the breach of such representations and warranties, as the case may be, whichever is later) after giving effect to any extensions or waivers plus thirty (30) days.

(b) Nothing in this Section 7.1 or any other provision of this Agreement (i) shall be construed to limit the survival of any representation or warranty of any Person set forth in any of the Ancillary Agreements, which shall survive the Merger and continue for the time periods set forth therein (or, if no time period is set forth therein, indefinitely), or (ii) shall be construed to limit the survival of any covenant or agreement of the Company or Parent contained in this Agreement or any of the Ancillary Agreements, which shall survive the Merger and continue for the time periods set forth herein or therein as applicable (or, if no time period is set forth therein, indefinitely).

(c) The Escrow Agreement shall provide that on the Escrow Release Date the Escrow Agent shall release from the Escrow Fund and shall deliver to the Selling Securityholders (to each, their respective Allocated Portion), an amount equal to the Escrow Release Amount; provided, however, that (i) if the amount then remaining in the Escrow Fund are less than the Escrow Release Amount the Escrow Agent shall not release any funds and (ii) any amounts relating to an Unresolved Claim (as defined below) for which Parent has provided the Selling Securityholders’ Representative with notice prior to the the Escrow Release Date shall not be included for purposes of calculating amounts remaining in the Escrow Fund for purposes of this Section 7.1(c).

7.2 Indemnification by Selling Securityholders. From and after the Closing, each Selling Securityholder agrees, subject to the limitations in this Article 7, severally and not jointly (according to their Allocated Portion), to indemnify Parent, Merger Sub and their Affiliates (including the Surviving Corporation) and each of their respective Representatives, successors and assigns (collectively, the “Parent Indemnitees”) and hold each of them harmless from and against of any Loss which such Parent Indemnitee suffers, sustains or becomes subject to, either directly

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or indirectly, as a result of, arising out of, relating to or in connection with the following, so long as such Parent Indemnitee has in good faith made a timely claim for indemnification in accordance with Sections 7.1 and 7.5:

(a) subject to Section 5.9, any breach of or inaccuracy in any representation or warranty made by the Company in this Agreement or any certificate, agreement or instrument delivered in connection herewith or therewith (any claim thereof, a “Representation Breach Claim”);

(b) any breach or violation of any covenant or agreement of the Company contained in this Agreement or any certificate, agreement or instrument delivered in connection herewith or therewith;

(c) any inaccuracy in or omission with respect to the Closing Payment Certificate;

(d) any claim relating to the Expense Fund or the Managing Member Expense Fund;

(e) any Taxes (A) of or with respect to the income, assets or operations of the Company or any Company Subsidiary with respect to any Pre-Closing Tax Period or any Straddle Period (to the extent allocable (as determined pursuant to Section 5.12(c) to the portion of such period beginning before and ending on the Closing Date); and

(f) any costs and expenses of enforcement to recover Losses due to any Parent Indemnitee, and any Losses incurred by Parent or any of the other Parent Indemnitees to enforce the indemnification, compensation or reimbursement obligations, agreements and undertakings hereunder in connection with any indemnification Liability for Losses payable under this Article 7, but in each case solely to the extent that such indemnification is determined (by agreement or otherwise) to be due and owing.

7.3 Indemnification by the Parent. From and after the Closing, Parent agrees, subject to the limitations in this Article 7, to indemnify the Selling Securityholders and their Affiliates and each of their respective Representatives, successors and assigns (collectively, the “Company Indemnitees”) and hold each of them harmless from and against of any Loss which such Company Indemnitee suffers, sustains or becomes subject to, either directly or indirectly, as a result of, arising out of, relating to or in connection with (regardless of whether or not such Loss relates to any Third Party Claim) so long as such Company Indemnitee has in good faith made a timely claim for indemnification in accordance with Sections 7.1 and 7.5:

(a) any breach of or inaccuracy in any representation or warranty made by the Parent or Merger Sub in this Agreement or any certificate, agreement or instrument delivered in connection herewith or therewith;

(b) any breach or violation of any covenant or agreement of the Parent and/or Merger Sub contained in this Agreement or any certificate, agreement or instrument delivered in connection herewith or therewith; and

(c) any costs and expenses of enforcement to recover Losses due to any Company Indemnitee, and any Losses incurred by any Company Indemnitees to enforce any of Parent’s indemnification, compensation or reimbursement obligations, agreements and undertakings hereunder in connection with any indemnification Liability for Losses payable under this Article 7, but in each case solely to the extent that such indemnification is determined (by agreement or otherwise) to be due and owing.

7.4 Limitations.

(a) No Selling Securityholder shall be obligated to indemnify any Parent Indemnitee for any claim for indemnification pursuant to a Representation Breach Claim unless and until the aggregate amount of all Losses of all Parent Indemnitees (whether or not resulting from a Representation Breach Claim) equal or exceed Two Hundred Fifty Thousand Dollars ($250,000) (the “Deductible”), at which time the Selling Securityholders shall indemnify the Parent Indemnitees for the amount of all Losses in excess of the Deductible. The Deductible shall not apply to Losses resulting from (x) any Representation Breach Claim regarding the representations and warranties of the Company set forth in Sections 2.1 (Organization and Qualification), 2.2 (Authorization), 2.3 (Capital Equity), 2.4 (Subsidiaries), 2.6 (No Conflicts; Approvals; Requisite Member Vote), 2.11 (Taxes), 2.23 (Brokers), 2.26 (Takeover Statutes) (collectively, the “Fundamental Representations”), or (y) any claims other than Representation Breach Claims.

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(b) The Selling Securityholders’ aggregate Liability for Representation Breach Claims shall not exceed Thirteen Million Dollars ($13,000,000) (the “General Cap”); provided that the General Cap shall not apply with respect to the claims set forth in the following clauses (A) through (B) and the Selling Securityholders’ Liability for indemnification therefor shall not count for purposes of the General Cap: (A) Representation Breach Claims regarding any Fundamental Representations; and (B) any claims other than Representation Breach Claims.

(c) The Selling Securityholders’ aggregate Liability for all claims hereunder shall not exceed the Escrow Amount (the “Maximum Cap,” together with the General Cap, each, an “Indemnity Cap”; it being understood that the Indemnity Caps are not separate and distinct limitations).

(d) Notwithstanding anything to the contrary in this Agreement: (1) the Parent Indemnitees’ recourse under this ARTICLE VII shall be solely against the Escrow Fund, except that in the event of the Fraud of any Selling Securityholder, the Parent Indemnitees shall have recourse against the Escrow Fund and the Selling Securityholder(s) who committed such Fraud and/or the Selling Securityholder(s) who had, at the time such Fraud was committed, actual knowledge of such Fraud and failed to inform the Company or Parent of such Fraud, and (2) neither the Deductible nor any Indemnity Cap shall apply with respect to claims based on Fraud, and the Selling Securityholders’ Liability for indemnification therefor shall not count for purposes of any Indemnity Cap. Notwithstanding the foregoing, no Selling Securityholder shall be liable for the Fraud of any other Selling Securityholder.

(e) Nothing in this Section 7.4 shall limit Parent’s or the Surviving Corporation’s right to seek equitable relief (including an injunction) to enforce any rights under this Agreement.

(f) Notwithstanding anything herein to the contrary, for purposes of calculating or determining the amount of Losses incurred under Section 7.2 or Section 7.3, there shall be deducted from any Losses an amount of any Tax benefit, Tax refund, insurance proceeds, indemnification payments, contribution payments or reimbursements actually received by any Company Indemnitees or Parent Indemnitees, as applicable, in connection with such Losses. Furthermore, upon notice of any Loss or event or condition that may give rise to any Loss, Parent or the Company Managing Members immediately prior to Closing, as applicable, shall, and shall cause all of its respective Affiliates to, (i) take any and all actions available to them to mitigate and minimize such Loss to the maximum extent possible and (ii) notify all of their respective applicable insurance carriers of such possible Loss and diligently seek to recover all possible insurance coverage, payments and proceeds relating to such Loss under any and all policies of insurance held by them.

(g) Notwithstanding anything to the contrary contained in this Agreement, under no circumstances will any Indemnified Party be entitled to recover exemplary, special, indirect, consequential or punitive damages under this Article 7 (except to the extent such damages are awarded to a third party or in the case of Fraud).

(h) Any amounts payable pursuant to the indemnification obligations hereunder shall be paid without duplication.

(i) Notwithstanding anything contrary in this Agreement, the Parent Indemnitees shall not have any right to indemnification under this Agreement with respect to, or based on, Taxes to the extent such Taxes (i) are attributable to a Tax period (or portion thereof) beginning on or after the Closing Date, or (ii) result from transactions or actions taken by Parent or any of its Affiliates (including for the avoidance of doubt, the Company and the Company Subsidiary) after the Closing that are not contemplated by this Agreement.

7.5 Indemnification Procedures; Third Party Claims.

(a) Indemnification Procedures.

(i) As used herein, an “Indemnified Party” shall refer to a Parent Indemnitee or a Company Indemnitee, as applicable, the “Notifying Party” shall refer to the party hereto whose Indemnified Parties are entitled to assert a claim for indemnification hereunder and has given notice of such claim as required by this Section 7.5(a) (a “Claim Notice”) to the other Party, such other Party being referred to herein as the “Indemnifying Party”. In the event that an Indemnified Party has or claims to have incurred, paid, accrued, reserved or suffered, or believes in good faith that it may incur, pay, accrue, reserve or suffer, Losses for which it is or may be entitled to be held harmless, indemnified, compensated or reimbursed in accordance with the terms of this Article 7 in respect of an Indemnification Claim,

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Parent (on behalf of such other Parent Indemnitee, if applicable) or such Company Indemnitee shall deliver a written notice (a “Claim Notice”) to the Selling Securityholders’ Representative or Parent, respectively. Each Claim Notice shall, with respect to each Indemnification Claim set forth therein, (i) specify in reasonable detail and in good faith the nature of the Indemnification Claim being made and (ii) contain a good faith, non-binding, preliminary estimate of the aggregate Dollar amount of Losses to which such Indemnified Party might be entitled (the aggregate amount of such estimate, as it may be modified by Parent in good faith from time to time, being referred to as the “Claim Amount”). For the avoidance of doubt, when the Selling Securityholders are, collectively, the Indemnifying Party, all notices to (or from) the Indemnifying Party shall be delivered to (or by) the Selling Securityholders’ Representative, acting on their behalf.

(ii) If the Parent (on behalf of a Parent Indemnifying Party) or the Selling Securityholders’ Representative (on behalf of any Selling Securityholders Indemnifying Party) wishes to object to the allowance of some or all Indemnification Claims made in a Claim Notice, the Indemnifying Party must deliver a written objection to Parent or the Selling Securityholders’ Representative, as applicable, within thirty (30) Business Days after receipt of such Claim Notice expressing such objection and explaining in reasonable detail and in good faith the basis therefor (an “Objection Notice”). Following receipt by Parent or Selling Securityholders’ Representative, as applicable, of the Objection Notice, if any, Parent (on behalf of a Parent Indemnifying Party) and the Selling Securityholders’ Representative shall promptly, and within ten (10) Business Days, meet to attempt to resolve the rights of the respective parties with respect to each Indemnification Claim that is the subject of the Objection Notice. If the Selling Securityholders’ Representative and Parent (on behalf of a Parent Indemnifying Party) resolve the dispute that is the subject of the Objection Notice with respect to Indemnification Claims made by Parent Indemnitees, then as promptly as practicable (and in any event within five (5) Business Days) following the resolution of the Indemnification Claim, Parent and the Selling Securityholders’ Representative shall execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to pay a certain amount (the “Stipulated Amount”) to Parent from the Escrow Fund. To the extent that the amount remaining in the Escrow Fund is insufficient to cover the full Stipulated Amount and the Stipulated Amount relates to the Fraud of one or more Selling Securityholders, then, subject to the limitations contained in Section 7.4, the Selling Securityholder(s) who committed such Fraud and/or the Selling Securityholder(s) who had, at the time such Fraud was committed, actual knowledge of such Fraud and failed to inform the Company or Parent of such Fraud, shall, within ten (10) Business Days following the date of the joint written instructions, pay such Selling Securityholders’ Allocated Portion (as of the date of the joint instructions and as applicable among the implicated Selling Securityholders) of the amount of such shortfall to Parent. If the Selling Securityholders’ Representative and Parent (on behalf of a Parent Indemnifying Party) resolve the dispute that is the subject of the Objection Notice with respect to Indemnification Claims made by Company Indemnitees, then as promptly as practicable (and in any event within five (5) Business Days) following the resolution of the Indemnification Claim, Parent shall pay by wire transfer of immediately available funds to an account designated by the Paying Agent (for further distribution to the Selling Securityholders) such agreed upon amount.

(iii) If Parent or the Selling Securityholders’ Representative, as applicable, does not receive an Objection Notice with respect to any Indemnification Claim set forth in a Claim Notice by such party at the end of the thirty (30) Business Day period referred to in Section 7.5(a)(ii), (i) the applicable Indemnifying Party shall be deemed to have irrevocably waived any right to object to such Indemnification Claim and to have agreed that Losses in the amount of the applicable Claim Amount (the “Agreed Amount”) are indemnifiable hereunder, (ii) as promptly as practicable (and in any event within five (5) Business Days) following the expiration of such thirty (30) Business Day period, Parent and the Selling Securityholders’ Representative shall execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to pay the Agreed Amount to Parent from the Escrow Fund with respect to Indemnification Claims made by Parent Indemnitees; and (iii) if the amount remaining in the Escrow Fund is insufficient to cover the full Agreed Amount and the Agreed Amount relates to the Fraud of one or more Selling Securityholders, then, subject to the limitations contained in Section 7.4, the Selling Securityholder(s) who committed such Fraud shall and/or the Selling Securityholder(s) who had, at the time such Fraud was committed, actual knowledge of such Fraud and failed to inform the Company or Parent of such Fraud, within ten (10) Business Days following the expiration of such thirty (30) Business Day period, pay such Selling Securityholders’ Allocated Portion (determined as of the seventh (7th) Business Day prior to the date when such indemnification Liability becomes payable under this Article 7 and as applicable among the implicated Selling Securityholders) of the amount of such shortfall to Parent. If the Indemnification Claim was made by a Company Indemnitee, then upon the resolution of the Indemnification Claim, Parent, as promptly as practicable (and in any event within five (5) Business Days) following the expiration of such thirty (30) Business Day, shall pay by wire transfer of immediately available funds to an account designated by the Paying Agent (for further distribution to the Selling Securityholders) such Agreed Amount.

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(iv) In the event that the parties do not execute any joint instructions or resolve an Objection Notice, as applicable, within thirty (30) Business Days of receipt by of the Objection Notice or the parties do not otherwise receive the Agreed Amount, then Parent or the Company Indemnitee may commence an Action to resolve such dispute and enforce its rights with respect thereto in any court available therefor (such Action, a “Litigated Dispute”). Upon the resolution of a Litigated Dispute:

(A) Parent and the Selling Securityholders’ Representative shall, as promptly as practicable (and in any event within five (5) Business Days) following the entry of the final judgment of a court of competent jurisdiction, or such shorter period of time as may be set forth in such final judgment, (i) execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to pay the amount awarded to the Parent Indemnitee, if any, in such Litigated Dispute (the “Award Amount”) to Parent from the Escrow Fund with respect to amounts owing to Parent and (ii) Parent shall, as promptly as practicable (and in any event within five (5) Business Days), pay by wire transfer of immediately available funds to an account designated by the Paying Agent (for further distribution to the Selling Securityholders) such Award Amount; and

(B) if the amount remaining in the Escrow Fund is insufficient to cover the full Award Amount owing to Parent and the Award Amount relates to the Fraud of one or more Selling Securityholders, then, subject to the limitations contained in Section 7.4, the Selling Securityholder(s) who committed such Fraud or had, at the time such Fraud was committed, actual knowledge of such Fraud shall, within ten (10) Business Days following the entry of such final judgment, or such shorter period of time as may be set forth in such final judgment, pay such Selling Securityholders’ Allocated Portion (as applicable among the implicated Selling Securityholders) of the amount of such shortfall to Parent.

(v) To the extent any Loss Amounts are released from the Escrow Fund with respect to Indemnification Claims that are not subject to a cap equal to the Escrow Amount, such Loss Amounts shall not reduce the amount that the Parent Indemnitees may recover with respect to Indemnification Claims that are subject to a cap equal to the Escrow Amount. Any amounts released from the Escrow Fund or paid to Parent in respect of any Indemnification Claim asserted on behalf of a Parent Indemnitee other than Parent, shall be received by Parent on behalf of such other Parent Indemnitee.

(vi) Prior to the Expiration Date, Parent will notify the Selling Securityholders’ Representative in writing of the amount that Parent determines in good faith to be necessary to satisfy all Indemnification Claims for which Claim Notices have been received by the Selling Securityholders’ Representative that are not fully and finally resolved (or if resolved, not fully paid in accordance with the resolution, if applicable) at or prior to 11:59 p.m. New York time on the Expiration Date in accordance with this Section 7.5 (such unresolved claims being referred to as the “Unresolved Claims” and such amount being referred to as the “Expiration Date Retained Escrow Amount”). Within five (5) Business Days after the Expiration Date, Parent and the Selling Securityholders’ Representative shall execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to release from the Escrow Fund and shall deliver, in accordance with Section 1.9(c), the amount, if positive, that is equal to the amount remaining in the Escrow Fund as of 11:59 p.m. New York time on the Expiration Date less the Expiration Date Retained Escrow Amount.

(vii) Following the Expiration Date, if an Unresolved Claim is finally resolved, then, Parent and the Selling Securityholders’ Representative shall, within five (5) Business Days after the final resolution of such Unresolved Claim and the payment paid by the Selling Securityholder to Parent from the Escrow Fund for such Unresolved Claim, if applicable, execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to release from the Escrow Fund and deliver, in accordance with Section 1.9(c), the amount, if positive, that is equal to: (i) the amount then held in the Escrow Fund following the date of such resolution and payment; less (ii) the aggregate amount that Parent determines in good faith to be necessary to satisfy all remaining Unresolved Claims (which amount will continue to be held in the Escrow Fund).

(b) Third-Party Claims.

(i) In the event an Indemnified Party becomes aware of a claim by a third party (a “Third Party Claim”) the Notifying Party shall give the Indemnifying Party prompt written notice of such Third Party Claim (a “Third Party Claim Notice”), which Third Party Claim Notice shall be in writing and shall set forth in reasonable detail: (i) the Losses asserted against, incurred, sustained or suffered by the Indemnified Party; (ii) specify in reasonable detail

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why the Indemnified Party is entitled to indemnification from the Indemnifying Party for such Losses; (iii) the facts giving rise to such Third Party Claim and the amount or the method of computation of the amount of Losses of such Third Party Claim (if then known) included in the amount so stated; (iv) the date insofar as practicable each such item that has been or may be paid, incurred or sustained; (v) the provisions of this Agreement to which such item is related; and (vi) the amount of consideration sought to be delivered to the Indemnified Party in compensation for such Losses as of the date of such Third Party Claim Notice, to the extent known. The failure to give such Third Party Claim Notice shall not affect any Indemnified Party’s ability to seek indemnification hereunder unless, and only to the extent that, such failure has prejudiced the Indemnifying Party’s ability to defend successfully a Third Party Claim. Thereafter, the Notifying Party will give the Indemnifying Party, promptly after the Notifying Party’s (or Indemnified Parties’, as applicable) receipt or delivery thereof, copies of all documents (including court papers) received or delivered by the Notifying Party (or Indemnified Party, as applicable) relating to any such Third Party Claim.

(ii) The Indemnifying Party shall respond, in writing, to such Third Party Claim Notice within fifteen (15) Business days after receipt of the Third Party Claim Notice (or within the shorter period, if any, during which a defense must be commenced for the preservation of rights), stating whether it agrees to assume the obligation to indemnify the Indemnified Party pursuant to the terms of this Agreement with respect to such Third Party Claim and will agree to contest and defend such Third Party Claim or whether it refuses to assume the obligation to indemnify the Indemnified Party with respect to such Third Party Claim and/or to contest and defend such Third Party Claim.

(iii) If Indemnifying Party agrees to accept the obligation to indemnify the Indemnified Party with respect to such Third Party Claim and defend and contest such Third Party Claim, then the Indemnifying Party shall be entitled to contest and defend such Third Party Claim by so stating in its response. Reputable attorneys reasonably acceptable to the Indemnified Party employed by the Indemnifying Party shall conduct such contest and defense. The Indemnified Party shall be entitled at any time, at its own cost and expense (which expense shall not constitute Losses), to participate in such contest and defense and to be represented by attorneys of its or their own choosing. If the Indemnified Party elects to participate in such defense, the Indemnified Party shall cooperate with the Indemnifying Party in the conduct of such defense and shall defer to the judgment of the attorneys employed by the Indemnifying Party. Notwithstanding the foregoing, if (i) the Indemnified Party reasonably determines that there is a conflict of interest that prevents the Indemnifying Party from adequately representing the Indemnified Party’s interests with respect to a Third Party Claim, (ii) a Third Party Claim seeks relief other than the payment of monetary damages, (iii) the subject matter of a Third Party Claim relates to the ongoing business of the Indemnified Party, which Third Party Claim, if decided against the Indemnified Party, would adversely affect the ongoing business or reputation of the Indemnified Party or (iv) the Indemnified Party would not be fully indemnified with respect to such Third Party Claim, then, in each such case, the Indemnified Party alone shall be entitled to contest, defend and settle such Third Party Claim in the first instance and the Indemnifying Party shall, subject to the limitations set forth in this Article 7 with respect to indemnification, reimburse the Indemnified Party for its reasonable out of pocket costs and expenses (including reasonable fees of outside counsel) for such contest, defense or settlement of such Third Party Claim.

(iv) If the Indemnifying Party agrees to accept the obligation to indemnify the Indemnified Party with respect to Losses incurred in connection with such Third Party Claim but either does not elect to assume or is prevented from assuming the defense of such Third Party Claim within the time period set forth, the Indemnified Party shall defend such Third Party Claim through counsel chosen by it at its own expense (and with the right of the Indemnified Party for indemnification of such expenses in accordance with this Article 7), provided the Indemnified Party will not admit to any liability or concede, settle or compromise any such Third Party Claim without the prior written consent of the Indemnifying Party (which consent will not be unreasonably withheld, conditioned or delayed). If the Indemnifying Party does not assume the defense of a Third Party Claim, the Indemnifying Party shall, at its own expense, cooperate with the Indemnified Party in such defense and make available to the Indemnified Party all witnesses, pertinent records, materials and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnified Party shall, at the Indemnifying Party’s expense, cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party.

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(v) If the Indemnifying Party assumes the defense of a Third Party Claim: (i) the Indemnified Party will not admit to any liability, or concede, settle or compromise any such Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed; and (ii) the Indemnifying Party will not settle or compromise any Third Party Claim, without the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld, conditioned or delayed), if such compromise or settlement: (A) seeks relief other than the payment of monetary damages, (B) the subject matter of a Third Party Claim relates to the ongoing business of the Indemnified Party, which Third Party Claim, if decided against the Indemnified Party, would place a material limitation on the future operations of the Indemnified Party, (C) affects in a manner materially adverse to the Indemnified Party any other Third Party Claim that reasonably may be expected to be made against such Person or (D) does not release the Indemnified Party (including the Notifying Party) from all liability regarding such Third Party Claim, other than any liability being satisfied by the Indemnifying Party hereunder

7.6 No Contribution. No Indemnifying Party shall make any claim for subrogation, indemnification, contribution, reimbursement or right of advancement from the Indemnified Party with respect to any Losses claimed by any Indemnified Party, and all such Indemnifying Parties hereby waive any such right of subrogation, indemnification, contribution, reimbursement or right of advancement from the Indemnified Parties it has or may have in the future.

7.7 No Claim Against Trust Account. Reference is made to the final prospectus of Parent, dated as of February 10, 2020, and filed with the SEC (File No. 333-235724) on February 10, 2020 (the “Prospectus”). Except as otherwise described in the Prospectus, monies from the Trust Account may be disbursed only: (a) to the public stockholders in the event they elect to redeem their Parent shares in connection with the consummation of Parent’s initial business combination (the “Business Combination”), (b) to the public stockholders if Parent fails to consummate a Business Combination within eighteen (18) months after the closing of the IPO (which time period may be extended as described in the Prospectus), (c) with respect to any interest earned on the amounts held in the Trust Account, as necessary to pay income or other tax obligations, or (d) to Parent after or concurrently with the consummation of a Business Combination. For and in consideration of Parent entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby agrees on behalf of itself and its Subsidiaries that, notwithstanding anything to the contrary in this Agreement, except as expressly permitted under Applicable Laws and the Prospectus, neither the Company nor any of its Subsidiaries have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or will make any claim against the Trust Account (including any distributions therefrom), as a result of, in connection with or relating in any way to this Agreement, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the (“Released Claims”). The Company on behalf of itself and its Subsidiaries hereby irrevocably waives any Released Claims that the Company or any of its Subsidiaries may have against the Trust Account (including any distributions therefrom) and will not seek recourse against the Trust Account (including any distributions therefrom) in respect of any Released Claims. The Company agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by Parent and its affiliates to induce Parent to enter into this Agreement, and the Company further intends and understands such waiver to be valid, binding and enforceable against the Company and each of its Subsidiaries under Applicable Laws. In the event the Company or any of its Subsidiaries commences any action or proceeding in respect of the Released Claims, Parent and its Representatives, as applicable, shall be entitled to recover from the Company and its Subsidiaries the associated legal fees and costs in connection with any such action, in the event Parent or its Representatives, as applicable, prevails in such action or proceeding.

7.8 Exclusive Remedy. Following the Closing, except for (a) claims for Fraud against any Indemnifying Party who committed or participated in such Fraud or had, at the time such Fraud was committed, actual knowledge of such Fraud, (b) claims for equitable relief, (c) claims pursuant to the Employment Agreements or the Non-Competition Agreements, and (d) the Selling Securityholders’ Representative’s rights against the Selling Securityholders in Section 9.13, the rights to indemnification, compensation or reimbursement under this Article 7 shall be the sole and exclusive remedy with respect to the subject matter of this Agreement.

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ARTICLE 8
TERMINATION, AMENDMENT AND WAIVER

8.1 Termination. Except as provided in Section 8.2, this Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time:

(a) By mutual agreement of the Company and Parent.

(b) By Parent or the Company if: (i) the Effective Time has not occurred before 5:00 p.m. New York Time on August 13, 2021 (provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose Willful Breach has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date), (ii) there shall be a final non-appealable order of any Governmental Authority in effect preventing consummation of the Merger, or (iii) there shall be any Law or Order enacted, promulgated or issued or deemed applicable to the Merger by any Governmental Authority that would make consummation of the Merger illegal, or (iv) if after giving effect to the completion of the Redemption and any financings undertaken by Parent in connection with the Closing, Parent shall have net tangible assets of less than One Hundred Twenty Million Dollars ($120,000,000).

(c) By Parent if there shall be any action taken, or any Law or Order enacted, promulgated or issued or deemed applicable to the Merger, by any Governmental Authority, which would: (i) prohibit Parent’s ownership or operation of all or any portion of the business of the Company or (ii) compel Parent to dispose of or hold separate all or any portion of the Assets of the Company, or limit its operation of the Company’s business, as a result of the Merger; it being understood that the Federal Cannabis Laws and the rules and regulations of the Nasdaq stock market shall not be given effect with respect to this clause (c).

(d) By Parent if there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Company and (i) the Company has not cured such breach within ten (10) Business Days after Parent delivers written notice of such breach to the Company (provided, however, that, no cure period shall be required for a breach which by its nature cannot be cured) and (ii) if not cured within such ten (10) Business Day period and at or prior to the Closing, such breach would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.3, as the case may be, to be satisfied.

(e) By the Company if there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Parent or Merger Sub and (i) Parent or Merger Sub, as applicable, has not cured such breach within ten (10) Business Days after Company delivers a written notice of such breach to Parent (provided, however, that no cure period shall be required for a breach which by its nature cannot be cured), and (ii) if not cured within such ten (10) Business Day period and at or prior to the Closing, such breach would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.2, as the case may be, to be satisfied.

(f) By Parent, if the Company shall not have obtained and delivered to Parent the Joinder Agreements or irrevocable Member Written Approvals of the Principal Members representing the Requisite Member Vote within four (4) hours after the execution of this Agreement by the Company.

(g) By the Company if: (i) the Proxy Statement has not been delivered to Parent’s shareholders before 5:00 p.m. New York Time on the date which is five (5) Business Days following the date on which the Proxy Statement has been “cleared” of comments by the SEC (provided, however, that the right to terminate this Agreement under this Section 8.1(g) shall not be available to any party whose Willful Breach has been the cause of, or resulted in, the failure of the Proxy Statement to be delivered before such date), or (ii) the Parent’s shareholders fail to adopt and approve the Transactions.

(h) By Parent, if at any time prior to such time (i) trading in the Parent’s Common Stock or other equity shall have been suspended by the SEC or Nasdaq, provided that such suspension was not as a result of any action or inaction of Parent, or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such exchange, or (ii) a banking moratorium shall have been declared either by Federal or New York State authorities.

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(i) By Parent, if between the date hereof and the Closing, a Company Material Adverse Effect has occurred.

8.2 Effect of Termination. In the event of a valid termination of this Agreement as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent, Merger Sub or the Company, or their respective officers, directors or stockholders or Affiliates or Associates in connection herewith; provided, however, that Parent, Merger Sub and the Company shall each remain liable for any breaches of this Agreement prior to its termination; and provided further that, the provisions of Sections 5.4, 5.5, Article 9 and the applicable definitions set forth in Article 10 shall remain in full force and effect and survive any termination of this Agreement.

ARTICLE 9
MISCELLANEOUS PROVISIONS

9.1 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by email transmission or by nationally recognized overnight courier prepaid, to the parties at the following electronic or physical addresses:

If to Parent or Merger Sub, to:

Greenrose Acquisition Corp.

111 Broadway

Amityville, NY 11701

Attn: William F. Harley III

Email: mickey@greenrosecorp.com

with a copy (which shall not constitute notice) to:

Tarter Krinsky & Drogin LLP

1350 Broadway

11th Floor

New York, NY 10018

Attention: Guy N. Molinari, Esq.

Fax: (212) 216-8100

Email: gmolinari@tarterkrinsky.com

If to the Company prior to Closing, to:

Theraplant, LLC

856 Echo Lake Road

Watertown, CT 06795

Attn: Dan Emmans

Email: dan@theraplant.com

and

Theraplant, LLC

856 Echo Lake Road

Watertown, CT 06795

Attn: JD DeMatteo

Email: Dematteo@dematteo-llc.com

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with a copy (which shall not constitute notice) to:

Hinckley, Allen & Snyder LLP

100 Westminster Street, Suite 1500

Providence, RI 02903

Attn: David S. Hirsch

Email: dhirsch@hinckleyallen.com

If to the Selling Securityholders’ Representative, to:

Shareholder Representative Services LLC

950 17th Street, Suite 1400

Denver, CO 80202

Attention: Managing Director

Email: deals@srsacquiom.com

Facsimile: (303) 623-0294

Telephone: (303) 648-4085

All such notices, requests and other communications will (a) if delivered personally to the address as provided in this Section 9.1, be deemed given upon delivery, (b) if delivered by email to the email address as provided for in this Section 9.1, be deemed given upon confirmation of successful completion of such email, and (c) if delivered by overnight courier to the address as provided in this Section 9.1, be deemed given on the earlier of the first Business Day following the date deposited with such overnight courier with the requisite payment and instructions to effect delivery on the next Business Day or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 9.1). Any party from time to time may change its address or other information for the purpose of notices to that party by giving notice specifying such change to the other parties.

9.2 Entire Agreement. This Agreement and the Exhibits and Schedules hereto, including the Company Disclosure Schedule and the Ancillary Agreements, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, except for the confidentiality provisions of the Confidentiality Agreement, which shall continue in full force and effect and shall survive any termination of this Agreement in accordance with their terms.

9.3 Third Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of Parent, the Company, the Selling Securityholders’ Representative and, with respect to Article 7 and Article 9 only, the Selling Securityholders, and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other Person other than the Parent Indemnitees entitled to indemnification under Article 7.

9.4 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned (by operation of Law or otherwise) and any attempt to do so shall be void; provided, however that Parent or Merger Sub shall be entitled to assign its rights, duties and obligations hereunder, including Merger Sub’s obligation to merge with the Company, to any one or more Subsidiaries or Affiliates of Parent or Merger Sub, provided that no such assignment shall relieve Parent or Merger Sub from its duties and obligations under this Agreement. Subject to the foregoing sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties and their respective successors and assigns.

9.5 Headings. The headings and table of contents used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

9.6 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, (a) such provision shall be fully severable, (b) this Agreement shall construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and (d) the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible, in a mutually acceptable manner, in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

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9.7 Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based on contract, tort, equity or otherwise), shall be governed by and construed in accordance with the laws of the State of Connecticut, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of Connecticut.

9.8 Waiver of Trial by Jury. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.9 Jurisdiction. EACH OF THE PARTIES TO THIS AGREEMENT SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF CONNECTICUT, IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND AGREES NOT TO BRING ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO IN ANY OTHER COURT. EACH OF THE PARTIES WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION SO BROUGHT AND WAIVES ANY BOND, SURETY OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. EACH PARTY AGREES THAT SERVICE OF SUMMONS AND COMPLAINT OR ANY OTHER PROCESS THAT MIGHT BE SERVED IN ANY ACTION MAY BE MADE ON SUCH PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS OF THE PARTY AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 9.1. NOTHING IN THIS SECTION 9.9, HOWEVER, SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH PARTY AGREES THAT A FINAL, NON-APPEALABLE JUDGMENT IN ANY ACTION BROUGHT IN ACCORDANCE WITH THIS SECTION 9.9 SHALL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

9.10 Counterparts. This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile or by electronic mail in Portable Document Format, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.11 Amendment and Modification. This Agreement may be amended, modified or supplemented by Parent, the Company and the Selling Securityholders’ Representative at any time prior to the Closing, and by Parent and the Selling Securityholders’ Representative at any time following the Closing (notwithstanding any stockholder or member approval); provided, however, that after approval of the Transactions by the Company Members, no amendment shall be made which pursuant to Applicable Laws requires further approval by such members without such further approval. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed by each of the parties hereto.

9.12 Extension; Waiver. No failure or delay of a party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of any party hereto to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

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9.13 Selling Securityholders’ Representative of the Selling Securityholders; Power of Attorney.

(a) By virtue of the terms of the Joinder Agreements or by accepting any consideration payable hereunder, each Selling Securityholder shall be deemed to have consented to the appointment of Shareholder Representative Services LLC as of the Closing as the Selling Securityholders’ Representative and as the representative, agent and attorney-in-fact for and on behalf of each such Selling Securityholder for all purposes in connection with this Agreement and the agreements ancillary hereto, including the taking by the Selling Securityholders’ Representative of any and all actions and the making of any decisions required or permitted to be taken by the Selling Securityholders’ Representative under this Agreement, including the exercise of the power to (a) execute and deliver this Agreement and the Escrow Agreement, and, in each case, any amendment thereof or waiver thereunder, (b) authorize delivery to Parent of the Escrow Amount, or any portion thereof, in satisfaction of Indemnification Claims, (c) agree to, negotiate, enter into settlements and compromises of and comply with orders of courts and awards of arbitrators with respect to Indemnification Claims, (d) resolve any Indemnification Claims, and (e) take all actions necessary in the judgment of the Selling Securityholders’ Representative for the accomplishment of the foregoing and all of the other terms, conditions and limitations of this Agreement and the Escrow Agreement; provided, however, that the Selling Securityholders’ Representative shall not have the power or authority to execute an amendment, waiver, document or other instrument that, notwithstanding any other provision to the contrary, increases in any material respect (beyond what is contemplated in this Agreement) the obligations or liabilities, or decreases the benefits, of any Selling Securityholder without the prior written consent of that Selling Securityholder; provided further, that the preceding proviso shall not limit the Selling Securityholders’ Representative’s authority to settle indemnification claims or resolve other disputes or matters that arise in connection with this Agreement in accordance with directions provided by the Steering Committee. Accordingly, but subject to the preceding sentence, the Selling Securityholders’ Representative has unlimited authority and power to act on behalf of each Selling Securityholder with respect to this Agreement and the Escrow Agreement and the disposition, settlement or other handling of all Indemnification Claims, rights or obligations arising from and taken pursuant to this Agreement or the Escrow Agreement. The Selling Securityholders will be bound by all actions taken by the Selling Securityholders’ Representative in connection with this Agreement or the Escrow Agreement, and Parent shall be entitled to rely on any action or decision of the Selling Securityholders’ Representative. The Selling Securityholders’ Representative will incur no Liability with respect to any action taken or suffered by the Selling Securityholders’ Representative in reliance upon any notice, direction, instruction, consent, statement or other document believed by the Selling Securityholders’ Representative to be genuine and to have been signed by the proper Person (and shall have no responsibility to determine the authenticity thereof), nor for any other action or inaction, except the Selling Securityholders’ Representative own willful misconduct, bad faith or gross negligence. In all questions arising under this Agreement or the Escrow Agreement, the Selling Securityholders’ Representative may rely on the advice of counsel, and the Selling Securityholders’ Representative will not be liable to the Selling Securityholders’ Representative for anything done, omitted or suffered in good faith by the Selling Securityholders’ Representative based on such advice. The Selling Securityholders’ Representative will not be required to take any action involving any expense unless the payment of such expense is made or provided for in a manner satisfactory to the Selling Securityholders’ Representative. The Selling Securityholders’ Representative may resign at any time, subject to the limitations set forth in the Selling Securityholders’ Representative’s engagement letter. The initial Selling Securityholders’ Representative may appoint a successor Selling Securityholders’ Representative and such appointment shall become effective upon written notice to Parent. The Selling Securityholders’ Representative may be removed by action of a majority of the Selling Securityholders. In the event of the resignation, removal, death or incapacity of the Selling Securityholders’ Representative, a successor Selling Securityholders’ Representative shall thereafter be appointed by vote or written consent of a majority of the Selling Securityholders. Any new or successor Selling Securityholders’ Representative will assume all rights and obligations of the initial Selling Securityholders’ Representative under this Agreement.

(b) The Selling Securityholders, severally (based on their pro rata portions) and not jointly, shall indemnify, defend and hold harmless the Selling Securityholders’ Representative from and against any and all losses, liabilities, damages, claims, penalties, fines, forfeitures, actions, fees, costs and expenses (including the fees and expenses of counsel and experts and their staffs and all expense of document location, duplication and shipment) (collectively, “Representative Losses”) arising out of or in connection with the Selling Securityholders’ Representative’s execution and performance of this Agreement and any agreements ancillary hereto, in each case as such Representative Loss is suffered or incurred; provided, that in the event that any such Representative Loss is finally adjudicated to have been directly caused by the gross negligence or willful misconduct of the Selling Securityholders’ Representative, the Selling Securityholders’ Representative will reimburse the Selling Securityholders the amount of such indemnified Representative Loss to the extent

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attributable to such gross negligence or willful misconduct. Notwithstanding the foregoing, (i) the Selling Securityholders’ Representative’s first recourse for any such Representative Loss shall be to the funds in the Expense Fund and then secondly to any other funds that become payable to the Selling Securityholders under this Agreement at such time as such amounts would otherwise be distributable to the Selling Securityholders (provided, that the Selling Securityholders’ Representative shall not be required to wait for such amounts that are not readily available to become available before seeking recourse against the Selling Securityholders directly), and (ii) each Selling Securityholder’s liability under this section shall be limited to the amount of the Aggregate Consideration actually received by such Selling Securityholder; provided, that while this section allows the Selling Securityholders’ Representative to be paid from the aforementioned sources of funds, this does not relieve the Selling Securityholders from their obligation to promptly pay such Representative Losses as they are suffered or incurred, nor does it prevent the Selling Securityholders’ Representative from seeking any remedies available to it at law or otherwise. In no event will the Selling Securityholders’ Representative be required to advance its own funds on behalf of the Selling Securityholders or otherwise. Notwithstanding anything in this Agreement to the contrary, any restrictions or limitations on liability or indemnification obligations of, or provisions limiting the recourse against non-parties otherwise applicable to, the Selling Securityholders set forth elsewhere in this Agreement are not intended to be applicable to the indemnities provided to the Selling Securityholders’ Representative under this section. The Selling Securityholders hereby agree to indemnify, defend, and hold harmless the Steering Committee in connection with any directions given by the Steering Committee to the Selling Securityholders’ Representative, on the same terms and conditions as the Selling Securityholders shall indemnify, defend and hold harmless the Selling Securityholders’ Representative hereunder; it being acknowledged that nothing in this paragraph shall limit or abridge any indemnification rights under the Company Charter. The foregoing indemnities will survive the Closing, the resignation or removal of the Selling Securityholders’ Representative or the termination of this Agreement.

(c) Parent shall deduct the Expense Fund from the amounts otherwise payable to the Selling Securityholders pursuant to, and in the manner set forth in, Section 1.7 and deposit such amount with the Selling Securityholders’ Representative, which will be used for the purposes of paying directly, or reimbursing, the Selling Securityholders’ Representative for, any third party expenses pursuant to this Agreement and the Ancillary Agreements. The Selling Securityholders will not receive any interest or earnings on the Expense Fund and irrevocably transfer and assign to the Selling Securityholders’ Representative any ownership right that they may otherwise have had in any such interest or earnings. The Selling Securityholders’ Representative will not be liable for any loss of principal of the Expense Fund other than as a result of its gross negligence or willful misconduct. The Selling Securityholders’ Representative will hold these funds separate from its corporate funds, will not use these funds for its operating expenses or any other corporate purposes and will not voluntarily make these funds available to its creditors in the event of bankruptcy. For tax purposes, the Expense Fund will be treated as having been received and voluntarily set aside by the Selling Securityholders at the time of Closing. As soon as reasonably determined by the Selling Securityholders’ Representative that the Expense Fund is no longer required to be withheld, the Selling Securityholders’ Representative shall distribute the remaining Expense Fund (if any) to the Paying Agent for further distribution to the Selling Securityholders in accordance with Section 1.10. Parent and the Paying Agent shall have no Liability whatsoever with respect to amounts contributed to the Expense Fund or the Selling Securityholders’ Representative’s use thereof.

9.14 Made Available. The parties agree that the words “made available” or words of similar import mean that, on or before 8:00 a.m. New York time on the third (3rd) Business Day immediately preceding the date of this Agreement, the Company has posted complete and correct copies of such materials to the Data Room and that Parent and its Representatives had continuous access to such materials in the Data Room during the three (3) Business Days prior to the date of this Agreement.

9.15 No Presumption Against Drafting Party. The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

9.16 Protected Communications. The parties hereto agree that, immediately prior to the Effective Time, and without the need for any further action: (a) all right, title and interest of the Company (including, for all purposes of this Section 9.16, the Steering Committee convened by the Company Managing Members) in and to all Protected Communications shall thereupon transfer to and be vested solely in the members of the Steering Committee as of the date of execution of this Agreement (the “Committee Members”), and (b) any and all protections from disclosure (including, but not limited to, any attorney client privileges and work product protections) associated with or arising

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from any Protected Communications that would have been exercisable by the Company shall thereupon be vested exclusively in the Committee Members and shall be exercised or waived solely as directed by the Committee Members. The Surviving Corporation, or any Person acting on its behalf, shall not, without the prior written consent of the Selling Securityholders’ Representative, assert or waive or attempt to assert or waive any such protection against disclosure, including, but not limited to, the attorney-client privilege or work product protection, or to discover, obtain, use or disclose or attempt to discover, obtain, use or disclose any Protected Communications in any manner, including in connection with any dispute or legal proceeding relating to or in connection with this Agreement, the events and negotiations leading to this Agreement, or any of the Transactions. The Company and the Committee Members shall have the right at any time prior to or after the Effective Time to remove, erase, delete, disable, copy or otherwise deal with any Protected Communications in whatever way they desire, and the Surviving Corporation shall provide reasonable assistance at the expense of the Person requesting such assistance in order to give full force and effect to the rights of the Company, the Company Managing Members and the Committee Members under this Section 9.16.

9.17 Managing Member Expense Fund. Parent shall deduct the Managing Member Expense Fund from the amounts otherwise payable to the Selling Securityholders pursuant to, and in the manner set forth in, Section 1.7 and deposit such amount with the Company Managing Members serving in such capacity as of the date immediately preceding the Closing Date, which will be used for the purposes of paying directly, or reimbursing, such Company Managing Members for any third party expenses incurred by such Company Managing Members in connection with any post-Effective Time matters relating to the Transactions and the rights and obligations of the Company Members in connection therewith. As soon as reasonably determined by the Company Managing Members serving in such capacity as of the date immediately preceding the Closing Date that the Managing Member Expense Fund is no longer required to be withheld, such Company Managing Members shall distribute the remaining Managing Member Expense Fund (if any) in accordance with Section 1.9(d). All amounts contributed to the Managing Member Expense Fund shall be treated for all purposes of this Agreement as having been paid to the Selling Securityholders, and Parent and the Paying Agent shall have no Liability whatsoever with respect to the Managing Member Expense Fund.

ARTICLE 10
DEFINITIONS

10.1 Definitions. For the purposes of this Agreement, the following defined terms shall have the meanings indicated below (with correlative meanings for the singular or plural forms thereof):

“Acquisition Proposal” means, with respect to the Company, any agreement, offer, proposal or bona fide indication of interest (other than this Agreement or any other offer, proposal or indication of interest by Parent), or any public announcement of an intention to enter into any such agreement or of (or intention to make) any offer, proposal or bona fide indication of interest, relating to, or involving: (i) any sale, dividend, split or other disposition of any capital stock or other Equity Interests of the Company or any of the Company Subsidiaries or any merger, consolidation, business combination or similar transaction involving the Company or any of the Company Subsidiaries; (ii) any sale, lease, exchange, transfer, license, acquisition or disposition of any material properties or assets of the Company or any of the Company Subsidiaries (including by way of exclusive license or joint venture formation) in any single transaction or series of related transactions (other than in the ordinary course of business consistent with past practice); or (iii) any tender offer (including a self-tender), exchange offer, , dissolution, liquidation, recapitalization or other significant corporate reorganization of the Company or any of the Company Subsidiaries, or any extraordinary dividend of property.

“Action” means any claim, action, cause of action, suit, demand, tender of indemnity, complaint, petition, investigation, proceeding, violation notice, notice of liability, enforcement, audit or investigation by or before any Governmental Authority, or any other arbitration, mediation or similar proceeding.

“Additional SEC Reports” has the meaning set forth in Section 5.19.

“Affiliate” means, with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with the first-mentioned Person. For the purposes of this definition, “control,” including the terms “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, as general partner or managing member, by Contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

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“Aggregate Consideration” has the meaning set forth in Section 1.6.

“Agreed Amount” has the meaning set forth in Section 7.5(a)(iii).

“Agreement” has the meaning set forth in the Preamble.

“Allocated Portion” of any distribution means, with respect to each Selling Securityholder, the aggregate amount allocated to the Company Units held by such Selling Securityholder.

“Allocation Certificate” means, with respect to a distribution of the Initial Consideration, a spreadsheet setting forth the Company’s calculations of the following items:

(a) the amount allocated to each Company Unit calculated in accordance with the Allocation Principles;

(b) the aggregate amount allocated to each Company Member;

(c) in the case of a distribution, the aggregate amount allocated to all Company Members (which amount will be deposited with the Paying Agent for further distribution to the Company Members); and

(d) other breakdown or backup calculations that Parent may reasonably request.

“Allocation Principles” means an allocation in accordance with the Company Charter such that the Initial Consideration shall be allocated to each Company Unit in accordance with the Company Charter.

“Allocation Schedule” has the meaning set forth in Section 1.15(b).

“Ancillary Agreements” means the Member Written Approval, Joinder Agreements, the Escrow Agreement, the Certificate of Merger and each of the other agreements, certificates, documents and instruments contemplated hereby and thereby, including all Schedules, Annexes and Exhibits hereto and thereto.

“Annual Financial Statements” means the unaudited balance sheet of the Company as of December 31, 2018 and 2019, and the related unaudited statement of operations and statement of cash flows for the twelve-month period ended on such date.

“Applicable Laws” means, with respect to any Person, any Law existing as of the date hereof or as of the Closing applicable to such Person or any of its respective properties, assets, officers, directors, employees, consultants or agents; provided however, that as the context may require, “Applicable Laws” shall exclude the Federal Cannabis Laws to the extent the Federal Cannabis Laws are inconsistent with the business of the Company, Parent, or Merger Sub, the Transactions, or the parties’ obligations hereunder.

“Approval” means any approval, authorization, consent, permit, qualification or registration, clearance or any waiver of any of the foregoing, required to be obtained from or made with, or any notice, statement or other communication required to be filed with or delivered to, any Governmental Authority or any other Person, as applicable.

“Assets” of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned, licensed or leased by such Person, including cash, cash equivalents, Investment Assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

“Associate” means, with respect to any Person, any corporation or other business organization of which such Person is an officer or partner or is the beneficial owner, directly or indirectly, of ten percent (10%) or more of any class of equity securities, any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar capacity and any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

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“Audited Financial Statements” means the Company’s financial statements that have been prepared in accordance with GAAP and that have been audited by an independent certified public accountant in accordance with generally accepted auditing standards, which may include qualifications or exceptions relating to the Company’s noncompliance with Federal Cannabis Laws.

“Audit Reimbursement” has the meaning set forth in Section 5.5.

“Award Amount” has the meaning set forth in Section 7.5(a)(iv)(A).

“Base Net Working Capital” means Two Million Five Hundred Thousand Dollars ($2,500,000).

“Books and Records” means all files, documents, instruments, papers, books and records, including financial statements, internal reports, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Licenses, customer lists, computer files and programs (including data processing files and records), retrieval programs, operating data and plans and environmental studies and plans.

“Business Combination” has the meaning set forth in Section 7.7.

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of Connecticut or New York are authorized or obligated to close.

“Capitalization Table” has the meaning set forth in Section 2.3(c).

“Certificate of Merger” has the meaning set forth in Section 1.2.

“Certificate” has the meaning set forth in Section 1.16(b).

“Charter Documents” means, as applicable, the (a) articles or certificate of incorporation, certificate of formation, articles of organization, certificate of limited partnership or similar formation documents and (b) bylaws, limited liability company agreement or limited partnership agreement of any Person, as in effect as of the date hereof.

“Claim Amount” has the meaning set forth in Section 7.5(a)(i).

“Claim Notice” has the meaning set forth in Section 7.5(a)(i).

“Closing” has the meaning set forth in Section 1.2.

“Closing Date” has the meaning set forth in Section 1.2.

“Closing Filing” has the meaning set forth in Section 5.6(b).

“Closing Payment Certificate” has the meaning set forth in Section 1.9(a).

“Closing Press Release” has the meaning set forth in Section 5.6(b).

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Company Ancillary Agreement” has the meaning set forth in Section 2.2.

“Company Charter” means the Company’s Articles of Organization and Company Operating Agreement as in effect as of the date hereof.

“Company Disclosure Schedule” has the meaning set forth in Article 2.

“Company Financials” means the Interim Financial Statements and the Annual Financial Statements.

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“Company Managing Members” has the meaning set forth in Section 2.2.

“Company Material Adverse Effect” means a change, effect, event, occurrence or circumstance, whether known or unknown, that is, individually or in the aggregate, materially adverse to the business, condition (financial or other), operations, results of operations, Assets or Liabilities of the Company and the Company Subsidiaries, taken as a whole; provided, however, that in no event shall any of the following be deemed, either alone or in combination, to constitute, nor shall any of the following be taken into account in determining whether there has been, a Company Material Adverse Effect with respect to such entity (except to the extent, in the case of clauses (i) through (iii) below, they have a disproportionate effect on such entity and the Company Subsidiaries, taken as a whole, as compared to the other companies in the industry in which such entity and its subsidiaries operate): (i) changes in conditions in the U.S. or global economy, capital or financial markets generally, including, without limitation, changes in interest or exchange rates, (ii) changes in legal, tax, regulatory, political or business conditions that, in each case, generally affect the geographic regions or industries in which the Company and the Company Subsidiaries conducts business, (iii) changes in GAAP, (iv) the negotiation, execution, announcement or performance of this Agreement or the transactions contemplated hereby or the consummation of the transactions contemplated by this Agreement, including, without limitation, the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, landlords, tenants, lenders, investors or employees, (v) acts of war, armed hostilities, sabotage or terrorism, or any escalation or worsening of any such acts of war, armed hostilities, sabotage or terrorism that do not disproportionately affect the Company or Company Subsidiaries, (vi) any pandemic, epidemic or any publicly declared health emergency; (vii) any action taken by the Company or any Company Subsidiary at the request of Parent or (viii) any failure to meet internal or published projections, estimates or forecasts of revenues, earnings, or other measures of financial or operating performance for any period (provided that the underlying changes, events, circumstances, conditions or effects that contributed to such failure may be being taken into account in determining whether such failure has resulted in a Company Material Adverse Effect).

“Company Member” means any holder of Company Units and a party to the Company Operating Agreement.

“Company-Owned Intellectual Property Rights” means all Intellectual Property and Intellectual Property Rights that are owned or purported to be owned by the Company and each Company Subsidiary, including the Company Registered Intellectual Property.

“Company Operating Agreement” means the Company’s Third Amended and Restated Operating dated as of March 4, 2014.

“Company Owned Properties” has the meaning set forth in Section 2.16(b).

“Company Products” means all products or service offerings of the Company and each Company Subsidiary that are being marketed, sold, or distributed, including any products or service offerings under development.

“Company Registered Intellectual Property” means all Registered Intellectual Property owned by, filed in the name of, assigned to or applied for by, the Company or any Company Subsidiary.

“Company Subsidiaries” has the meaning set forth in Section 2.4(a).

“Company Transaction Expenses” means, to the extent unpaid as of the Last Balance Sheet Date and whether or not due and payable as of the Closing or in the future, (a) all fees, costs and expenses (including, fees, costs and expenses of legal counsel, investment bankers, brokers or other representatives and consultants and appraisal fees, costs and expenses) incurred by the Company, any Company Subsidiary, or any Company Member (solely to the extent that the Company is responsible for the payment thereof) in connection with the negotiation and execution of this Agreement and the Ancillary Agreements, the performance of its obligations hereunder and thereunder, and the consummation of the Transactions; (b) any such amounts required to be paid to any third party in connection with obtaining any consent, waiver or approval required to be obtained in connection with the consummation of the Transactions, other than those that are to be borne by Parent pursuant to the terms of this Agreement); and (c) all amounts (excluding any associated withholding) payable by the Company or any Company Subsidiary, solely or partially as a result of the consummation of the Transactions or a termination of employment or engagement that occurs on or prior to the Closing, pursuant to any Contract or Applicable Laws and any payments under any “change of control,” retention, bonus, termination, compensation, severance or other similar arrangements payable to any current or former or retired employee, director,

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consultant or independent contractor of the Company or any Company Subsidiary or the beneficiary or dependent of such Person (including severance and similar payments that are subject to “single trigger” or “double trigger” payment conditions requiring a “change of control” and cash payments contemplated in Section 5.13(c)).

“Company Units” has the meaning set forth in Section 2.3(a).

“Confidentiality Agreement” has the meaning set forth in Section 5.4.

“Continuing Personnel” has the meaning set forth in Section 5.13(a).

“Contract” means any written, oral or other agreement, contract, subcontract, settlement agreement, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding, commitment, arrangement, or undertaking of any nature, whether express or implied, in each case as amended and supplemented from time to time.

“Data Room” means the virtual data room managed by the Company in connection with the Transactions.

“Deductible” has the meaning set forth in Section 7.4(a).

“DGCL” has the meaning set forth in the Recitals.

“D&O Indemnified Party” has the meaning set forth in Section 5.15(a).

“Effective Time” has the meaning set forth in Section 1.2.

“Employment Agreements” has the meaning set forth in the Recitals.

“Environmental Claim” means any claim, action, cause of action, investigation or notice (written or oral) by any person or entity alleging potential Liability (including potential Liability for investigatory costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (a) the presence, release or threatened release of any hazardous materials or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

“Environmental Law” means any federal, state, local or foreign environmental, health and safety worker safety, or other Applicable Laws (including common law) relating to hazardous materials, or pertaining to restrictions on hazardous materials in products, requirements to take-back or recycle used products or wastes, or product packaging or labeling.

“Equity Interest” means any share, capital stock, partnership, member or similar interest in any entity, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable into such.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means with respect to the Company, each Company Subsidiary and any trade or business (whether or not incorporated) which is treated as a single employer with the Company within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“Escrow Agent” means Continental Stock Transfer & Trust Company.

“Escrow Agreement” means the agreement in substantially the form attached as Exhibit F.

“Escrow Amount” means Thirteen Million Dollars ($13,000,000).

“Escrow Fund” means the escrow fund established by deposit of the Escrow Amount with the Escrow Agent in accordance with the terms of this Agreement.

“Escrow Release Amount” means Ten Million Dollars ($10,000,000).

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“Escrow Release Date” means 11:59 p.m. New York time on the day which is twelve (12) months after the Closing Date.

“Estimated Closing Net Working Capital” has the meaning set forth in Section 1.13(a).

“Expense Amount” means Two Hundred Thousand Dollars ($200,000).

“Expense Fund” means the expense fund established by deposit of the Expense Amount with the Selling Securityholders’ Representative in accordance with the terms of this Agreement.

“Expiration Date” has the meaning set forth in Section 7.1.

“Expiration Date Retained Escrow Amount” has the meaning set forth in Section 7.5(a)(vi).

“Federal Cannabis Laws” means any U.S. federal laws, civil, criminal or otherwise, as such relate, either directly or indirectly, to the cultivation, harvesting, production, distribution, sale and possession of cannabis, marijuana or related substances or products containing or relating to the same, including, without limitation, the prohibition on drug trafficking under 21 U.S.C. § 841(a), et seq., the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957, and 1960 and the regulations and rules promulgated under any of the foregoing.

“Final Closing Net Working Capital” has the meaning set forth in Section 1.13(b)(i).

“FIRPTA Certificate” has the meaning set forth in Section 5.8.

“Fiscal Year” or “FY” means, for any particular year the 12-month period beginning on January 1 and ending on December 31 of such year.

“Fraud” means, with respect to any Person, actual (and not constructive) common law fraud under Delaware law, including the making by a Party, to another Party, of a willful misrepresentation of any representation or warranty contained in this Agreement that, at the time such representation or warranty was made by such Party was inaccurate, and was made with actual knowledge (and not imputed or constructive knowledge), without any duty of inquiry or investigation, of the inaccuracy of such representation or warranty and with the intent to deceive such other party to induce such other party to enter into this Agreement and such other Party acted in reasonable reliance on such representation and warranty and suffered Losses as a result of such reliance or otherwise in connection therewith. For the avoidance of doubt, “Fraud” does not include equitable fraud, promissory fraud, unfair dealings fraud, or any torts (including fraud), in each case, based on negligence or recklessness.

“Fundamental Representations” has the meaning set forth in Section 7.4(a).

“GAAP” means generally accepted accounting principles in the United States, as in effect from time to time.

“General Cap” has the meaning set forth in Section 7.4(b).

“Governmental Authority” means any governmental authority, quasi-governmental authority (including, but not limited to the Securities and Exchange Commission), court, tribunal, arbitral or judicial body (including any grand jury), arbitrator, authority, agency, bureau, board, commission, department, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, province, county, city or other political subdivision, and shall include any stock exchange, quotation service, the New York Stock Exchange and NASDAQ.

“Grant Date” has the meaning set forth in Section 2.3(b).

“Harmful Code” means any program, routine, device or other feature, such as but not limited to any “back door,” “drop dead device,” “Trojan Horse,” “virus,” “worm,” “spyware,” or “adware” (as such terms are commonly understood in the technology industry) or any other code designed or intended to have, or capable of performing or facilitating, any of the following functions: (a) disrupting, disabling, harming, or otherwise impeding in any manner

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the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed; or (b) compromising the privacy or data security of a user or damaging or destroying any data or file without the user’s consent.

“Identified Employees” shall mean the employees of the Company listed in Schedule A-1.

“Inbound License” has the meaning set forth in Section 2.19(c).

“Indebtedness” means each of the following, whether or not contingent or due and payable: (i) indebtedness of the Company or any of the Company Subsidiaries for borrowed money, including all convertible debt, bridge loans, and all debt that becomes due and payable solely or partially as a result of the Transactions; (ii) obligations of the Company or any of the Company Subsidiaries evidenced by bonds, debentures, notes or other similar instruments; (iii) obligations of the Company or any of the Company Subsidiaries in respect of letters of credit or other similar instruments (or reimbursement agreements in respect thereof) or banker’s acceptances; (iv) obligations of the Company or any of the Company Subsidiaries to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than three (3) months after the date of placing such property in service or taking delivery thereof and title thereto or the completion of such services; (v) indebtedness of third parties which is either guaranteed by the Company or any of the Company Subsidiaries or secured by a Lien on the assets of the Company or any of the Company Subsidiaries; (vi) any accounts payable of the Company or any of the Company Subsidiaries that are overdue more than three (3) months which are not being disputed by the Company in good faith; (vii) any acceleration, termination fees, pre-payment fees, balloons or similar payments on any of the foregoing in connection with the termination thereof; and (viii) all accrued interest on any of the foregoing.

“Indemnification Claim” has the meaning set forth in Section 7.1(c).

“Indemnity Cap” has the meaning set forth in Section 7.2(c).

“Independent Accountant” has the meaning set forth in Section 1.15(b).

“Information Statement” has the meaning set forth in Section 5.2(a)(ii).

“Initial Consideration” has the meaning set forth in Section 1.6(a).

“Intellectual Property” means any and all technology, Software, technical documentation, specifications, designs, bills of material, build instructions, test reports, schematics, algorithms, application programming interfaces, user interfaces, routines, formulae, tools, databases, lab notebooks, invention disclosures, materials, inventions (whether patentable or not), improvements, trade secrets, proprietary information, know-how, databases and data collections, invention disclosures, technical data and customer lists, customer contact information, customer correspondence and customer licensing and purchasing histories, business plans, product roadmaps, works of authorship, and documentation relating to any of the foregoing, and any other tangible embodiments of Intellectual Property Rights, whether in electronic, written or other form.

“Intellectual Property Rights” means any or all of the following and all worldwide common law and statutory rights in, arising out of, or associated therewith: (i) United States and foreign patents and utility models and applications therefor and all reissues, divisions, reexaminations, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) rights in trade secrets, confidential information, or proprietary information related to Intellectual Property; (iii) copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) rights in domain names and uniform resource locators; (v) rights in industrial designs; (vi) rights in trademark and service mark registrations and applications for registration therefor, trade names, logos, common law trademarks and service marks, and related goodwill; (vii) all rights in databases and data collections; (viii) all moral and economic rights of authors and inventors, however denominated; and (ix) any similar or equivalent rights to any of the foregoing.

“Interim Financial Statements” means the unaudited balance sheet of the Company as of January 31, 2021, and the related unaudited statement of operations and statement of cash flows for the period ended on such date.

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“Investment Assets” means all debentures, notes and other evidences of Indebtedness, stocks, securities (including rights to purchase and securities convertible into or exchangeable for other securities), interests in joint ventures and general and limited partnerships, mortgage loans and other investment or portfolio assets owned of record or beneficially by the Company.

“IRS” means the United States Internal Revenue Service or any successor entity.

“Joinder Agreement” has the meaning set forth in the in Recitals.

“knowledge of the Company” or similar phrase means the actual knowledge of a particular fact, circumstance, event or other matter in question of any of the individuals set forth in Schedule A-2. Any such Person will be deemed to have knowledge of a particular fact, circumstance, event or other matter if such Person would have obtained such knowledge while performing his or her duties to the Company and/or the Company Subsidiaries, as applicable.

“knowledge of the Parent” or similar phrase means the actual knowledge of a particular fact, circumstance, event or other matter in question of any of the individuals set forth in Schedule A-3. Any such Person will be deemed to have knowledge of a particular fact, circumstance, event or other matter if such Person would have obtained such knowledge while performing his or her duties to Parent and/or Merger Sub, as applicable.

“Last Balance Sheet” means the consolidated balance sheet of the Company as of the Last Balance Sheet Date and included in the Company Financials.

“Last Balance Sheet Date” means January 31, 2021.

“Law” or “Laws” means any law, statute, Order, decree, consent decree, judgment, rule, regulation, ordinance or other pronouncement, including any successor provisions thereof, having the effect of law whether in the United States, any foreign country, or any domestic or foreign state, province, county, city or other political subdivision or of any Governmental Authority.

“Leased Real Property” has the meaning set forth in Section 2.16(a).

“Letter of Transmittal” has the meaning set forth in Section 1.10(b)(i).

“Liability” means all Indebtedness, obligations and other liabilities of a Person, whether absolute or contingent (or based upon any contingency), known or unknown, fixed or otherwise, liquidated or unliquidated, secured or unsecured, joint or several, vested or unvested, due or to become due, whether or not accrued or paid, executory, determined, determinable or otherwise and whether required or not required to be reflected in financial statements under GAAP or the Company’s applicable accounting principles.

“License” means any Contract, commitment, agreement or other arrangement that grants a Person the right to use, practice or otherwise enjoy the benefits of any Intellectual Property or Intellectual Property Rights (including any covenants not to sue or non-assertion covenants with respect to any Intellectual Property Rights).

“Lien” means any mortgage, pledge, assessment, security interest, lease, lien, easement, license, covenant, condition, levy, charge, option, equity, adverse claim or restriction or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing, except for a Permitted Encumbrance or restrictions on transfer generally arising under any applicable federal or state securities Law.

“Litigated Dispute” has the meaning set forth in Section 7.5(a)(iv).

“Loss” or “Losses” means any and all direct out of pocket losses in connection with any deficiencies, judgments, settlements, Action, assessments, Liabilities, losses, damages, interest, fines, penalties, Taxes, costs, charges, assessments, defaults and other losses, whether arising from a Third Party Claim or otherwise, and fees and expenses (including reasonable legal, accounting and other costs and expenses of professionals) incurred in connection with investigating, defending, settling or otherwise satisfying any of the foregoing or matters arising out of or relating to the foregoing, and in seeking indemnification, compensation or reimbursement therefor, and interest on any of the foregoing from the date incurred until paid at the prime rate published from time to time by the Wall Street Journal. For the avoidance of doubt, “Losses” shall not include any indirect, incidental, consequential or punitive damages or diminution in value or lost profits.

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“Loss Amounts” means any recoverable Losses that are determined by an agreement, a settlement or a court judgment or award (regardless of whether the court judgment or award is or may be appealable) binding on the Selling Securityholders’ Representative (in respect of the Selling Securityholders) and Parent in accordance with Article 7.

“Managing Member Expense Amount” means Five Hundred Thousand Dollars ($500,000).

“Managing Member Expense Fund” means the expense fund established by deposit of the Managing Member Expense Amount with the Company Managing Members in accordance with the terms of this Agreement.

“Material Contracts” has the meaning set forth in Section 2.20(a).

“Maximum Cap” has the meaning set forth in Section 7.4(c).

“Member Written Approval” has the meaning set forth in the Recitals.

“Merger” has the meaning set forth in the Recitals.

“Merger Sub” has the meaning set forth in the Preamble.

“Net Working Capital” means, as of any date, the excess of the current assets of the Company (excluding any deferred Tax assets of the Company) over the current liabilities of the Company, including any payroll or employment taxes incurred by the Company on or prior to the Closing Date (and excluding (i) any deferred Tax liabilities of the Company, (ii) the current portion of any Indebtedness of the Company, and (iii) any Transaction Expenses), in each case as reflected on the balance sheet of the Company as of such date and as calculated in accordance with GAAP, as consistently applied by the Company in accordance with Past Practices.

“Non-Competition Agreements” has the meaning set forth in the Recitals.

“Objection Notice” has the meaning set forth in Section 7.5(a)(ii).

“Off-the-Shelf Software” means software, other than Open Source Materials, that (i) is generally commercially available from a third party under a standard non-exclusive end-user license, (ii) is and has not been distributed with or incorporated in any Company Product, (iii) is and has been used exclusively for internal purposes, and (iv) was licensed to Company or a Company Subsidiary on a perpetual, non-exclusive basis (a) for all users and work stations of the Company or a Company Subsidiary for fixed payments of less than One Hundred Thousand Dollars ($100,000) in the aggregate, or (b) for a single user or work station of the Company or a Company Subsidiary for fixed payments of less than Ten Thousand Dollars ($10,000) in the aggregate.

“Open Source License” means any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), or any substantially similar license, including but not limited to any license approved by the Open Source Initiative, or any Creative Commons License. For avoidance of doubt, Open Source Licenses include without limitation Copyleft Licenses.

“Open Source Materials” means any Software or other Intellectual Property subject to an Open Source License.

“Option” with respect to any Person means any security, right, subscription, warrant, option, “phantom” equity right or other Contract that gives the right to (a) purchase or otherwise receive or be issued any capital equity or other Equity Interests of such Person or any security of any kind convertible into or exchangeable or exercisable for any capital stock or other Equity Interests of such Person or (b) receive any benefits or rights similar to any rights enjoyed by or accruing to the holder of capital equity or other Equity Interests of such Person, including any rights to participate in the equity, income or election of directors or officers of such Person.

“Order” means any writ, judgment, decree, injunction or similar order of any Governmental Authority (in each such case whether preliminary or final).

“Outbound License” has the meaning set forth in Section 2.19(c).

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“Parent” has the meaning set forth in the Preamble.

“Parent Charter Documents” means the Parent’s Certificate of Incorporation and bylaws.

“Parent Common Stock” has the meaning set forth in Section 5.20.

“Parent Employer” has the meaning set forth in Section 5.13(a).

“Parent Indemnitees” has the meaning set forth in Section 7.2(a).

“Parent Material Adverse Effect” means (i) a change, effect, event, occurrence or circumstance, whether known or unknown, that is, or is reasonably likely to, individually or in the aggregate, be, materially adverse to the business, condition (financial or other), operations, results of operations, Assets or Liabilities of Parent and its subsidiaries, taken as a whole, or (ii) a change, effect, event, occurrence or circumstance that is materially adverse to the Parent’s ability to consummate the Transactions.

“Parent Redeemable Warrants” has the meaning set forth in Section 5.20.

“Paying Agent” means the Escrow Agent.

“Permits” has the meaning set forth in Section 2.13(b).

“Permitted Encumbrance” means (i) any statutory lien for Taxes (a) not yet due and payable or (b) the validity or amount of which is being contested in good faith by appropriate proceedings; provided, that in the case of clause (b), adequate reserves have been established therefor on the Company Financials; (ii) any mechanics’, carriers’, workers’, repairers’ or other similar lien arising or incurred in the ordinary course of business relating to obligations as to which there is no default on the part of the Company (or Company Subsidiary) or the validity or amount of which is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been established therefor on a basis consistent with prior periods and are reflected on the Company Financials; (iii) any pledge, deposit or other lien securing the performance of bids, trade contracts, leases or statutory obligations (including workers’ compensation, unemployment insurance or other social security legislation); (iv) with respect to any real property leased by the Company (a) any encumbrance on leases, subleases, easements, licenses, rights of use, rights to access and rights of way arising therefrom or benefiting or created by any superior estate, right or interest, (b) any encumbrance that would be set forth in any title policies, endorsements, title commitments, title certificates and/or title reports and any zoning, entitlement, conservation restriction and other land use and environmental regulations by Governmental Authorities, and (c) any minor encroachment; provided, however, that none of the foregoing encumbrances or encroachments described in clause (iv) does, or would reasonably be expected to, individually or in the aggregate, impair, in any material respect, the continued use and operation of the property to which they relate in the Company’s business; and (v) those liens set forth on Exhibit C attached hereto.

“Person” means the meaning given to such term in the Securities Act.

“Personal Information” means any information in the possession of the Company about an identifiable individual other than the name, title or business address or telephone number of an employee.

“Plan” means any of the following which covers current or former employees, directors or consultants of the Company or any Company Subsidiary: (i) each employment, consulting, noncompetition, nondisclosure, non-solicitation, severance, termination, pension, retirement, supplemental retirement, excess benefit, profit sharing, bonus, incentive, deferred compensation, retention, transaction and change in control plan, program, arrangement, agreement, policy or commitment, (ii) each stock option, restricted stock, deferred stock, performance stock, stock appreciation, stock unit or other equity or equity-based plan, program, arrangement, agreement, policy or commitment, (iii) each savings, life, health, disability, accident, medical, dental, vision, cafeteria, insurance, flex spending, adoption/dependent/employee assistance, tuition, vacation, paid-time-off, other welfare fringe benefit and other employee compensation plan, program, arrangement, agreement, policy or commitment, including in each case, each “employee benefit plan” as defined in Section 3(3) of ERISA and any trust, escrow, funding, insurance or other agreement related to any of the foregoing.

“Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date.

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“Principal Members” has the meaning set forth in Section 2.6(c).

“Products Liability Event” shall mean any accident, happening or event which occurs or has occurred at any time on or prior to the Closing Date that is caused by any hazard or defect in manufacture, design, materials or workmanship including any failure to warn or any breach of express or implied warranties or representations with respect to a product manufactured, shipped, sold or delivered by or on behalf of the Company or any Company Subsidiary which results in injury or death to any Person or damage to or destruction of property (including damage to or destruction of the product itself) or other consequential damages, at any time.

“Protected Communications” means, at any time, any and all communications in whatever form that shall have occurred between or among any of the Company, the Company Managing Members, the Company Members, the Steering Committee formed by the Company Managing Members, or any of its or their respective Affiliates, equity holders, directors, officers, employees, agents, advisors and attorneys (including Hinckley, Allen & Snyder LLP) relating, directly or indirectly, to or in connection with this Agreement, the events and negotiations leading to this Agreement, any of the Transactions, or any other potential sale or transfer of control transaction involving the Company.

“PTO” means the United States Patent and Trademark Office.

“Recall” shall mean a product recall, market withdrawal, rework or post sale warning or similar action.

“Registered Intellectual Property” shall mean all United States Intellectual Property Rights that have been recorded or registered in any applicable jurisdiction or are otherwise the subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any Governmental Authority.

“Related Persons” has the meaning given to such term under the Securities Act.

“Related Parties” has the meaning set forth in Section 2.22.

“Released Claims” has the meaning set forth in Section 7.7.

“Representation Breach Claim” has the meaning set forth in Section 7.2(a).

“Representatives” means, with respect to a Person, its Affiliates and its and their respective officers, directors (or members of any governing body), equityholders, managers, principals, Associates, attorneys, financial advisers, auditors, and other representatives and agents.

“Requisite Member Vote” has the meaning set forth in Section 2.6(b).

“Reward Units” has the meaning set forth in Section 2.3(a).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations.

“Selling Securityholders” means each Company Member that is entitled to receive cash consideration pursuant to Section 1.7(a).

“Selling Securityholders’ Representative” has the meaning set forth in the Preamble.

“Significant Customers” has the meaning set forth in Section 2.25(a).

“Significant Suppliers” has the meaning set forth in Section 2.25(b).

“Signing Filing” has the meaning set forth in Section 5.6(b).

“Signing Press Release” has the meaning set forth in Section 5.6(b).

Annex B-60

“Software” means computer software, firmware, programs and databases in any form, including Internet web sites, web content and links, source code, executable code, tools, developers kits, utilities, graphical user interfaces, menus, images, icons, and forms, and all versions, updates, corrections, enhancements and modifications thereof, and all related documentation, developer notes, comments and annotations related thereto.

“Stipulated Amount” has the meaning set forth in Section 7.5(a)(ii).

“Straddle Period” means any Tax period or portion thereof beginning on or before and ending after the Closing Date.

“Subsidiary” means any Person, whether or not existing on the date hereof, in which the Company or Parent, as the context requires, directly or indirectly through subsidiaries or otherwise, beneficially owns at least fifty percent (50%) of either the equity interest, or voting power of or in such Person.

“Surviving Corporation” has the meaning set forth in Section 1.1.

“Takeover Statute” means a “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation, including Section 203 of the DGCL.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, branch profits, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, escheat, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, ad valorem, value added, capital gain, alternative or add-on minimum or estimated tax or other tax of any kind whatsoever, and any other levy, impost, contribution, duty, liability or charge in the nature of tax of any kind whatsoever, including related withholdings or deductions of any nature and including any interest, penalty, charge, fine or addition thereto, whether disputed or not.

“Tax Authority” means any taxing or other governmental agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

“Tax Matter” has the meaning set forth in Section 5.12(e)(i).

“Tax Return” means any return, report, information return, estimated return, schedule, certificate, statement or other document (including (i) any amendments or supplements thereto, or (ii) any related or supporting information) filed or required to be filed with a Tax Authority.

“Third Party Claim” has the meaning set forth in Section 7.5(b)(i).

“Third Party Claim Notice” has the meaning set forth in Section 7.5(b)(i).

“Transactions” means the transactions contemplated by this Agreement and the Ancillary Agreements.

“Transfer Taxes” has the meaning set forth in Section 5.12(f).

“Treasury Regulations” means the regulations promulgated by the United States Department of the Treasury pursuant to and in respect of provisions of the Code. All references herein to Sections of the Treasury Regulations shall include any corresponding provision or provisions or succeeding, similar, substitute proposed or final Treasury Regulations.

“Trust Account” means the trust account in the principal amount of One Hundred Seventy-Two Million Five Hundred Thousand Dollars ($172,500,000) established by Parent in connection with its initial public offering as further described in the Prospectus, and managed by the Paying Agent.

“Unresolved Claims” has the meaning set forth in Section 7.5(a)(vi).

“Willful Breach” shall mean, with respect to any representation, warranty, agreement or covenant, an action or omission that the breaching party knows is or would constitute a breach of such representation, warranty, agreement or covenant.

Annex B-61

10.2 Construction. Unless the context of this Agreement otherwise requires, (i) words of either gender or the neuter include the other gender and the neuter, (ii) words using the singular number also include the plural number and words using the plural number also include the singular number, (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement as a whole and not to any particular Article, Section or other subdivision, (iv) the terms “Article” or “Section” or other subdivision refer to the specified Article, Section or other subdivision of the body of this Agreement, (v) the phrases “ordinary course of business” and “ordinary course of business consistent with past practice” refer to the business and practice of the Company, (vi) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” (vii) when a reference is made in this Agreement to Exhibits or Schedules, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated, and (viii) when a statement herein with respect to a particular matter is qualified by the phrase “in all material respects,” materiality shall be determined solely by reference to, and solely within the context of, the specified matter and not with respect to the entirety of this Agreement or the entirety of the Transactions. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. When used herein, the terms “party” or “parties” refer to Parent and Merger Sub, on the one hand, and the Company, on the other, and the terms “third party” or “third parties” refers to Persons other than Parent, Merger Sub or the Company. When used herein, all references to $ or dollars shall mean the legal currency of the United States.

[SIGNATURE PAGE FOLLOWS]

Annex B-62

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives, all as of the date first written above.

GREENROSE ACQUISITION CORP.
By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Chief Executive Officer
GNRS CT MERGER SUB, LLC
By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Manager
THERAPLANT, LLC, acting by and through its Steering Committee
By:	/s/ Daniel Emmans
Name:	Daniel Emmans
Title:	Steering Committee Member
SHAREHOLDER REPRESENTATIVE SERVICES LLC, solely in its capacity as the Selling Securityholders’ Representative
By:	/s/ Sam Riffe
Name:	Sam Riffe
Title:	Managing Director

[Signature Page to Agreement and Plan of Merger]

Annex B-63

exhibit a-1

FORM OF JOINDER AGREEMENT

Annex B-64

Joinder Agreement
to
Agreement and Plan of Merger

Reference is hereby made to that certain Agreement and Plan of Merger (the “Agreement”) effective as of March 12, 2021, by and among Greenrose Acquisition Corp., a Delaware corporation (“Parent”), GNRS CT Merger Sub, LLC, a Connecticut limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”), Theraplant, LLC, a Connecticut limited liability acting by and through its Steering Committee (the “Company”), and Shareholder Representative Services LLC, solely in its capacity as the representative of the Selling Securityholders (the “Selling Securityholders’ Representative”) (capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement).

The undersigned hereby acknowledges the following:

1.      The undersigned has received and reviewed the Agreement. The undersigned hereby specifically accepts, adopts and agrees to be bound by and comply with all applicable provisions of the Agreement as a Principal Member (as defined in the Agreement). The undersigned hereby joins in and executes the Agreement, hereby authorizing executed copies of this Joinder Agreement to be attached to the Agreement or any amendments thereto for the purpose of evidencing the undersigned’s adoption of the Agreement or for any other purpose set forth in the Agreement.

2.      The Approval of Members, attached hereto as Exhibit A, is hereby incorporated by reference to this Joinder Agreement.

3.      The undersigned hereby waives any rights of preemption, purchase option rights, investors’ rights, transfer restriction rights, rights of first notice, negotiation, offer and refusal, rights of approval or other similar rights or restriction in connection with the Transaction under Applicable Laws, the Company Charter, the Company Operating Agreement, applicable Contracts and otherwise.

4.      The undersigned hereby appoints Shareholder Representative Services LLC, or such other party as the Steering Committee of the Company may designate, as the initial Selling Securityholders’ Representative for the purposes set forth in the Agreement.

[Signature page to follow]

Annex B-65

IN WITNESS WHEREOF, this Joinder Agreement has been duly executed by the parties hereto as of the day and year set forth below.

IF AN INDIVIDUAL:
By: _______________________________	DATE: ______________________
Print Name:
IF AN ENTITY:
_________________________________
(Entity Name)
By: _______________________________	DATE: ______________________
Print Name:
Title:

Annex B-66

EXHIBIT A-2

FORM OF MEMBER WRITTEN APPROVAL

Annex B-67

APPROVAL OF
THE MEMBERS OF
THERAPLANT, LLC

The undersigned members (the “Members”) of THERAPLANT, LLC, a Connecticut limited liability company (the “Company”), hereby take the following actions:

WHEREAS, the Members have determined that it is necessary, advisable, and in the best interests of the Company to enter into a strategic transaction with Greenrose Acquisition Corp., a Delaware corporation (“Greenrose”), and GNRS CT Merger Sub, LLC, a Connecticut limited liability company and wholly-owned subsidiary of Greenrose (the “Merger Sub”), in which the Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving entity which, as a result of the Merger, will be wholly-owned by Greenrose, pursuant to that certain Agreement and Plan of Merger between the Company, Greenrose, Merger Sub and that certain individual identified therein as the Selling Shareholders’ Representative, in substantially the form of the attached Exhibit A (the “Merger Agreement”); and

WHEREAS, in connection with the Merger, the Members have determined that it is in the best interests of the Company that the Company enter into, execute and deliver the Merger Agreement and any related documents necessary to effectuate the Merger, as contemplated by the Merger Agreement.

NOW, THEREFORE, BE IT RESOLVED, that the Merger Agreement be, and hereby is, authorized and approved, and the Company be, and hereby is, authorized to enter into the Merger Agreement and consummate the Merger in accordance with its terms; and be it

FURTHER RESOLVED, that the Members hereby approve, ratify and confirm in all respects any and all lawful actions previously or subsequently taken or caused to be taken by or on behalf of the Company by the Managing Members of the Company, which are consistent with and in furtherance of the intent and purposes of the foregoing recitals and resolutions and the consummation of the transactions contemplated thereby; and be it

FURTHER RESOLVED, that any Managing Member of the Company (the “Authorized Persons”), be, and each acting singly hereby is, authorized to perform all such acts and to execute and deliver all such related agreements, documents and instruments, in the name and on behalf of the Company, as such Authorized Person shall deem necessary, appropriate or advisable to effectuate the intent and purposes of the foregoing resolutions, such determination to be conclusively evidenced by the performance of each such act and the execution and delivery of each such agreement, document and instrument; and all actions previously taken by the Members or the Managers of the Company which are consistent with and in furtherance of the intent and purposes of the foregoing resolutions are hereby adopted, ratified, confirmed and approved in all respects as the acts and deeds of the Company; and be it

FURTHER RESOLVED, that this Consent may be signed by facsimile or electronic signature, which shall be deemed to be an original, and in any number of counterparts. Any person may execute any such counterpart, each of which when executed shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument.

[Signature page to follow]

Annex B-68

IN WITNESS WHEREOF, the undersigned have executed and delivered this Approval effective as of the date set forth next to their respective names.

MEMBER (Individual):
Print Name:
Date:
MEMBER (Entity):
Name:
By:
Name:
Title:
Date:

[Approval of Members of Theraplant, LLC re: Greenrose Merger]

Annex B-69

EXHIBIT A

MERGER AGREEMENT

See attached.

Annex B-70

EXHIBIT B

form of certificate of merger

Annex B-71

CERTIFICATE OF MERGER

OF

GNRS CT MERGER SUB, LLC

(a Connecticut limited liability company)

WITH AND into

THERAPLANT, LLC

(a Connecticut limited liability company)

Pursuant to Section 34-279j of the Connecticut Uniform Limited Liability Company Act (the “Act”), this Certificate of Merger provides as follows:

FIRST:The name and governing jurisdiction of each of the merging entities is as follows:

Name	Governing Jurisdiction
GNRS CT Merger Sub, LLC	Connecticut
Theraplant, LLC	Connecticut
SECOND:	Theraplant, LLC, a Connecticut limited liability company (the “Surviving LLC”), shall be the surviving entity.
THIRD:	The merger shall be effective at [ ] [am/pm] on [ ], 2021, pursuant to the laws of the State of Connecticut.
FOURTH:	The Certificate of Organization of the Surviving LLC shall be, effective as of the date of the aforementioned merger, amended and restated to be in the form attached hereto as Exhibit A.
FIFTH:

The merger was duly approved and adopted by GNRS CT Merger Sub, LLC and Theraplant, LLC, each a Connecticut limited liability company, in accordance with the provisions of Sections 34-279(h) – 34-279(i) of the Act, as required by Connecticut law.

[Signatures on next page]

Annex B-72

Executed this ______ day of ______________, 2021.

GNRS CT MERGER SUB, LLC
By
Name:
Title:
THERAPLANT, LLC
By
Name:
Title:

Annex B-73

EXHIBIT C

PERMITTED LIENS

1.      The TFBG 2017 Mortgage.

2.      The TFBG Construction Mortgage.

3.      Those Liens created under the TFBN Security Agreement, TFBG Construction Security Agreement and the TFBG Construction ALR.

Defined terms used on this Exhibit C have the meanings ascribed to them on Schedule 2.3 of the Disclosure Schedules.

Annex B-74

EXHIBIT D

FORM OF LETTER OF TRANSMITTAL

Annex B-75

(Please read the accompanying instructions carefully)

LETTER OF TRANSMITTAL

To Surrender Units

of

THERAPLANT, LLC

To be Exchanged for Cash

Pursuant to an Agreement and Plan of Merger to be dated as of March 12, 2021

DELIVERY INSTRUCTIONS

All members must complete Boxes A and B.
Additionally, all members must provide an IRS Form W-9 or W-8 to avoid backup withholding on payments. Please also read the “General Instructions” on page 7.

Complete and Return Original to:

The Paying Agent is:
Continental Stock Transfer & Trust Company

By Mail	By Hand or Overnight Courier:
Continental Stock Transfer & Trust Co.	Continental Stock Transfer & Trust Co.
1 State Street-30th Floor	1 State Street-30th Floor
New York, NY 10004	New York, NY 10004
Attention: Corporate Actions	Attention: Corporate Actions

For information call: [___________ or email: _________@continentalstock.com

Delivery of this instrument to an address other than as set forth above does not constitute a valid delivery.

For Information Contact [___________________] or [___________________]

YOUR RESPONSE IS REQUIRED BY [DAY] [DATE] AT 12:00 p.m. EASTERN TIME

Annex B-76

All MEMBERS must complete Boxes A and B and [all u.s. MEMBERS must complete] box G. Please also read the “General Instructions” on page 7.

MEMBER NAME: _____________________________________

BOX A – Signature of Members	BOX B
(Must be signed by all members; include legal capacity if signing on behalf of an entity)		Number of units surrendered hereby
Signature – Member		Founders Units
Signature – Spouse of Member*
Series A Units
Telephone Number and/or Email Address
Service Units

Reward Units

Undesignated Units
Total Units Surrendered:

* Must be signed by the spouse of the Member if any of the Units constitute community property and/or spousal or other approval is required for this letter agreement to be legal, valid and binding. Residents of Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington and Wisconsin should ensure this Letter of Transmittal is signed by the spouse of the Member.

BOX C – New Registration Instructions	BOX D – One Time Delivery Instructions
To be completed ONLY if the check is to be issued in the name(s) of someone other than the holder(s) in Box E. ISSUE TO:	To be completed ONLY if the check is to delivered to an address other than that listed in Box E. MAIL TO:

Name	Name
Street Address	Street Address
City, State and Zip Code	City, State and Zip Code

☐ Please remember to complete and sign the Form W-9 attached hereto or, if applicable, please complete and provide a signed W-8BEN form, available online at www.irs.gov.

Annex B-77

BOX E – Name and Address of Member(s)	BOX F – Medallion Guarantee
Please make any address corrections below

If you have completed Box C or all registered holders are not listed on the bank account provided in Box H (if you elected a wire payment), your signature must be Medallion Guaranteed by an eligible financial institution.

£ indicates permanent address change

Note: A notarization by a notary public is not acceptable
BOX G – Optional Bank Wire Instructions

NOTE: If you wish to have the cash consideration to be issued to you in the Merger (as defined herein) sent to you by wire transfer, please provide the wire instructions below. Otherwise, such cash consideration will be issued to you in the form of a check mailed to the address provided on page 2. It is recommended that you provide wire transfer instructions in order to expedite receipt of payment. NOTE: If you choose to have your consideration wired to you the Paying Agent will deduct a fee of $50. If the name on the bank account does not match the registration or does not include all registered holders, a medallion guarantee is required in Box F. In connection to the above referenced Merger, please wire the entitled funds as follows:

ABA Routing Number
Bank Name
Bank Address
Name on Bank Account
Account Number (DDA)
SWIFT / IBAN (if applicable)
For Further Credit Acct #
For Further Credit Acct Name

By completion of Box G, you hereby agree that the above wire instructions are true and correct and by endorsing this Letter of Transmittal, the person authorized to act on behalf of this account is directing Greenrose Acquisition Corp., or its designee to make payment of the Merger Consideration (as defined herein) represented by this Letter of Transmittal to the bank account listed above.

Annex B-78

A.     Surrender of Units

Pursuant to the Agreement and Plan of Merger, to be dated as of March 12, 2021 (as it may be amended from time to time, the “Merger Agreement”), by and among GREENROSE ACQUISITION CORP., a Delaware corporation (the “Parent”), GNRS CT MERGER SUB, LLC a Connecticut/ limited liability company and direct wholly-owned subsidiary of Parent (the “Merger Sub”), and THERAPLANT, LLC, a Connecticut limited liability company (the “Company”), Merger Sub shall be merged with and into the Company (the “Merger”), and the Company shall be the surviving corporation in the Merger as a wholly-owned Subsidiary of the Parent. Capitalized terms used but not defined in this Letter of Transmittal (this “Letter”) shall have the meanings ascribed to them in the Merger Agreement.

As a result of the Merger, each unit of the Company (the “Company Units”), issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive (subject to any applicable withholding taxes) cash in accordance with the terms of the Merger Agreement. The amounts in the immediately preceding sentence shall be referred to in this Letter as the “Payments.”

In connection with the Merger Agreement, the Member signatory hereto (the “Holder” or “you”) hereby surrenders, subject to the terms and conditions of the Merger Agreement, all of the units of the Company owned by you in exchange for, and for the purpose of receiving, on the terms and subject to the conditions set forth in the Merger Agreement, the Payments that you are entitled to receive pursuant to the Merger Agreement with respect to each unit of the Company being surrendered hereby. All such cash payments shall be rounded to the nearest penny.

Any Letter completed, executed and delivered by you prior to the Closing Date shall be held in escrow by the Company and the Parent pending the Closing, and the surrender of units of the Company that is effected hereby shall be conditioned on and effective as of the Effective Time. The Letter will be returned to you if the Merger Agreement is terminated in accordance with its terms prior to the Closing.

B.     Representations and Warranties and Agreements of the Holder

You hereby represent and warrant to the Company as follows:

You have received of a copy each of: the Merger Agreement; including each Exhibit thereto, and an Information Statement prepared by the Company with respect to the Merger Agreement (together, the “Letter of Transmittal Package”) which were sent contemporaneously with this Letter. You have consulted, or had the opportunity to consult, with your legal counsel or other advisors (including tax advisors) with respect to this Letter and the Letter of Transmittal Package. You approve the terms and conditions of the Merger Agreement and all arrangements relating thereto. In addition, you acknowledge that payments in respect of the Company units are controlled by the terms and subject to the conditions of the Merger Agreement.

You hereby agree to be bound by, as if a signatory thereto, to the provisions of the Merger Agreement applicable to Selling Securityholders, including but not limited to those relating to (i) the allocation and payment of the Merger Consideration as set forth in Article I of the Merger Agreement, (ii) the Allocation Statement, (iii) the indemnification obligations of the Company members as set forth in the Article VII of the Merger Agreement and (iv) the appointment of, and exculpation and indemnification of, the Selling Securityholders’ Representative as set forth in Section 9.13 of the Merger Agreement, in each case on the terms and subject to the conditions of the Merger Agreement. Without limiting the generality of the foregoing, you hereby acknowledge and agree that you have received, read and reviewed, or had the opportunity to review, with your counsel and other advisors and understand the Merger Agreement and the terms and conditions thereof.

C.     Additional Representations

You hereby represent and warrant to the Company and Parent as follows:

You are the holder of the units of the Company surrendered pursuant to this Letter, with good and marketable title to such units of the Company and full power and authority to sell, assign and transfer the units of the Company, free and clear of any Encumbrance (other than any restrictions set forth under the Securities Act of 1933, as amended, or any applicable state securities laws). The units of the Company constitute all of the ownership interests in the Company owned, beneficially or of record by you.

Annex B-79

You have full power and authority (and, if an individual, full legal capacity) to execute and deliver this Letter of Transmittal, to surrender the units of the Company and to perform your obligations hereunder. You have duly executed and delivered this Letter, which constitutes the valid and legally binding obligation of the Holder, enforceable in accordance with its terms and conditions. You are not required to obtain any authorization of any governmental authority or third party in connection with your execution and delivery of this Letter, the performance by you of your obligations hereunder or the consummation of the transactions contemplated by this Letter. If you are married, and any of the Company units constitutes community property (this may be the case if you live in Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington or Wisconsin) and spousal or other approval is required for this Letter to be legal, valid and binding and for the representations and warranties made herein to be true, then this Letter has been duly and validly executed and delivered by your spouse and constitutes a legal, valid and binding obligation of such spouse, enforceable against such spouse in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

None of the execution and the delivery of this Letter, the performance by you of your obligations hereunder or the consummation of the transactions contemplated hereby, will: (i) violate in any material respect any law to which you or any of your assets or properties is subject; (ii) if the Holder is an entity, violate any provision of its charter, bylaws or any other organizational or governing documents; or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice, consent or approval under any material agreement, contract, lease, permit, instrument, or other arrangements to which you are a party or by which you are bound or to which any of your assets are subject (or result in the imposition of any material Lien).

All authority conferred or agreed to be conferred in this Letter shall be binding upon your successors, assigns, heirs, executors, administrators and legal representatives and shall not be affected by, and shall survive your death or incapacity.

You acknowledge that the applicable Payments received in exchange for each unit of the Company surrendered herewith constitutes the entire and total consideration to which you are entitled to in respect of your Company units pursuant to the terms and subject to the conditions of the Merger Agreement.

The Parent, acting reasonably, reserves the right to reject this Letter if it is not in proper form. You understand that: (i) unless and until you surrender the Company units owned by you in accordance with the terms of this Letter and the Merger Agreement, no payments pursuant to the Merger Agreement shall be paid to you; (ii) payment pursuant to the Merger Agreement is conditioned upon the closing of the Merger and subject to the terms and conditions of the Merger Agreement, including Article II therein; and (iii) no interest will accrue on any amounts payable pursuant to the Merger Agreement. In addition, you recognize that the Merger is subject to various conditions.

The Holder (on behalf of itself, its members, each of its direct or indirect subsidiaries, and each of their respective officers, directors, employees, managers, partners, divisions, affiliated corporations, affiliated non-corporation entities, representatives, successors, predecessors and assigns) hereby irrevocably, unconditionally and forever acquits, releases and discharges the Company, Parent, Merger Sub, the Selling Securityholders’ Representative, their respective current and former members and each of their respective direct or indirect subsidiaries, and each of their respective current and former members, officers, directors, employees, managers, partners, divisions, affiliated corporations, affiliated non-corporation entities, representatives, successors, predecessors and assigns (individually and collectively, the “Released Parties”) from any and all debts, losses, costs, bonds, suits, actions, causes of action, liabilities, contributions, attorneys’ fees, interest, damages, punitive damages, expenses, claims, potential claims, counterclaims, cross-claims, or demands, in law or in equity, asserted or unasserted, express or implied, known or unknown, matured or unmatured, contingent or vested, liquidated or unliquidated, of any kind or nature or description whatsoever (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claims whatsoever), (individually and collectively, “Losses”), that the Holder had, presently has or may hereafter have or claim or assert to have against any of the Released Parties to the extent relating to the Company and its business arising, or relating to facts, events, occurrences or circumstances existing, prior to or as of the Closing (the “Released Matters”), except for (i) rights under the Merger Agreement and under each transaction and agreement contemplated by the Merger Agreement, (ii) without limiting clause (i), rights to receive any payments owed or payable to the Holder contemplated by the terms of the Merger Agreement and under each transaction and agreement contemplated by the Merger Agreement and (iii) any

Annex B-80

counterclaims or defenses in any future proceedings hereinafter arising. The Holder further acknowledges and agrees that the calculation of the consideration to which the Holder is entitled, as calculated in accordance with the Merger Agreement shall be final, conclusive and binding on the Holder. The release is intended to be complete, global and all-encompassing with respect to the Released Matters and specifically includes claims that are known, unknown, fixed, contingent or conditional, including without limitation, breach of fiduciary duty, or claims arising under the Securities Act of 1933, as amended, or any other federal, state, blue sky or local law dealing with any securities. Notwithstanding the provisions of any statute or common law principle in any jurisdiction, and for the purpose of implementing a full and complete release and discharge of all claims, the Holder expressly acknowledges that, with respect to the Released Matters, the release herein given is intended to include in its effect, without limitation, all claims which the Holder does not know or suspect to exist in the Holder’s favor at the time of execution hereof, and that the release herein given contemplates the extinguishment of any such claim or claims. This release will be enforceable by the Company, the Selling Securityholders’ Representative, Parent, Merger Sub and the other Selling Securityholders as third party beneficiaries hereof.

You will treat and hold as confidential all of the Company’s Confidential Information (as hereinafter defined) and refrain from using any of the Confidential Information except in connection with the business of the Company and its Subsidiaries and in connection herewith or as otherwise permitted herein. If you are requested or legally required to disclose any Confidential Information, you will, to the extent legally permitted, notify the Company promptly of the request or requirement so that the Company, at its sole expense, may seek an appropriate protective order or waive compliance with the provisions hereof. If, in the absence of a protective order or the receipt of a waiver hereunder, you are, on the advice of counsel, required or requested to disclose any Confidential Information to any tribunal or third party, you may disclose the Confidential Information to such tribunal or third party; but you will use reasonable efforts to obtain, at the Company’s request and expense, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Company promptly designates. As used herein, “Confidential Information” means any information concerning the businesses and affairs of the Company that is not, as of the date hereof, already generally available to the public. The foregoing provisions will not apply to any communications between you and your limited partners, members, directors, officers, affiliates, advisors or representatives or to any Confidential Information that becomes generally available to the public after the date hereof other than as a result of the undersigned’s breach of the foregoing obligation of confidentiality.

To the extent applicable, you waive the benefits of Section 1542 of the California Civil Code which reads as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

This Letter and the representations, warranties, and agreements contained herein shall be for the benefit of and shall be enforceable by the Company, the Selling Securityholders’ Representative and the other Company Shareholders. This Letter may be executed and delivered in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which together shall constitute one and the same instrument. The Holder’s surrender of the Company units hereby is irrevocable but will conditioned on and effective as of the Effective Time.

By signing this Letter, you acknowledge and agree that the right to payment in accordance with the foregoing is in full consideration for the exchange of your Company units and any other rights you, or anyone claiming through you, may have in connection with your Company units will cease to be of any further force or effect upon consummation of the Merger. You agree that you will not, directly or indirectly, sell, offer to sell, give, pledge, encumber, assign, grant any option for the sale of or otherwise transfer, exercise or dispose of, or enter into any agreement, arrangement or understanding to exercise, sell or transfer, any of your Company units, other than in connection with the Merger Agreement or any other transaction approved by Parent, prior to the closing of the transactions contemplated by the Merger Agreement (this obligation will be enforceable by the Company and Parent as a third party beneficiaries hereof). Notwithstanding any other provision of this Letter, this Letter shall be deemed void ab initio and have no further force or effect upon termination of the Merger Agreement prior to the consummation of the transactions contemplated thereby.

Annex B-81

You hereby agree that this Letter shall be governed by, and construed in accordance with, the laws of the State of Connecticut, applicable to contracts executed in and to be performed entirely within that State, without regard to the conflicts of law principles that would result in the application of any law other than the law of the State of Connecticut. You hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of Connecticut over any and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Letter, the negotiation, execution or performance of this Letter or transactions contemplated hereby, and you hereby irrevocably agree that all disputes in respect of such claim or any suit, action or proceeding related thereto may be heard and determined in such courts. You hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which you may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. You agree that a final judgment in any such action or proceedings shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

THE HOLDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS Letter.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a U.S. holder whose units of the Company are surrendered hereby is required to provide such member’s current Taxpayer Identification Number (“TIN”). If such holder is an individual, the TIN is his or her Social Security Number. If the holder does not provide the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, reportable payments that are made to such holder may be subject to U.S. federal income tax backup withholding in an amount equal to 24% of any such payment. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund from the Internal Revenue Service may be obtained. To prevent backup withholding on any cash payment made to a holder with respect to units of the Company surrendered in connection with the Merger Agreement, the holder is required to notify the Company of his or her correct TIN by completing the Form W-9 attached hereto.

Certain holders (including, among others, certain corporations and certain foreign holders) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee that is not a foreign person must enter its correct TIN in the Form W-9 and complete the Form W-9 attached hereto. In order for a foreign holder to be exempt, that holder must submit an Internal Revenue Service Form W-8BEN, or other applicable Form W-8, signed under penalties of perjury, attesting to that individual’s exempt status. Internal Revenue Service Forms W-8 can be found at http://www.irs.gov. See the enclosed Guidelines for Certification of Taxpayer Identification Number on the Form W-9 for additional instructions.

If a holder of Company units that was received as compensation for the performance of services surrenders such Company units and receives payment in exchange therefore as set forth in the Merger Agreement and this Letter, the payment will be subject to normal withholding requirements that are applicable to wages, regardless of the submission of the Form W-9 (or applicable Form W-8).

Annex B-82

GENERAL INSTRUCTIONS

Please read this information carefully.

•        BOX A-Signatures: All members must sign as indicated in Box A. If you are signing on behalf of a member or entity your signature must include your legal capacity.

•        BOX B-Certificate Detail: List all units surrendered hereby in Box B.

•        BOX C-New Registration: Provide the new registration instructions (name and address) in Box C. Complete Box G to certify tax identification number for new registration of U.S. citizen, resident or entity. Signature must be that of the new registration indicated. See notice to non-resident aliens above. All changes in registration require a Medallion Signature Guarantee. Joint registrations must include the form of tenancy. Custodial registrations must include the name of the Custodian (only one). Trust account registrations must include the names of all current acting trustees and the date of the trust agreement.

•        BOX D-One Time Delivery: Any address shown in Box D will be treated as a one-time only mailing instruction.

•        BOX E-Current Name and Address of Registered Shareholder: If your permanent address should be changed, please make the necessary changes in Box E.

•        BOX F-Signature Guarantee: Box F (Medallion Guarantee) only needs to be completed if the name on the check or bank account names are or will be different from the current registration shown in Box E. This guarantee is a form of signature verification which can be obtained through an eligible financial institution such as a commercial bank, trust company, securities broker/dealer, credit union or savings institution participating in a Medallion program approved by the Securities Transfer Association.

•        BOX G – Wire Instructions: To elect a bank wire transfer please complete Box H in its entirety. A medallion guarantee is required in Box F if all members are not listed on the bank account provided in Box H. Please contact your bank for questions regarding the appropriate bank routing number and account number to be used.

•        Request for Taxpayer Identification Number and Certification - Form W-9: A U.S. citizen, resident or entity must complete the attached Form W-9 to certify its tax identification number. Please provide the social security or employer identification number of the person or entity receiving payment, including signature and date for the above described units. Failure to complete the form will subject the recipient to the applicable federal income tax withholding from any cash payment made to them pursuant to the exchange. A non-U.S. Person (as defined below) must complete FORM W-8BEN.

•        Definition of U.S. Person: For federal tax purposes, you are considered a U.S. person if you are (1) an individual who is a U.S. citizen or U.S. resident alien, (2) a partnership or corporation created or organized in the United States or under the laws of the United States, (3) an estate (other than a foreign estate), or (4) a domestic trust (as defined in Treasury Regulation Section 301.7701-7).

•        Deficient Presentments: If you request a registration change that is not in proper form, the required documentation will be requested from you.

•        Returning: Return this Letter to Greenrose at the address below. The method of delivery is at your option and your risk, but it is recommended that documents be delivered via a registered method.

By Mail to:
Continental Stock Transfer & Trust Company
[Address]	with an electronic copy to	[_________________]
[Address]		and
Attn: [Name]		[________________]

For additional information please contact [____________________] or [_______________] via email at the addresses above.

IN ORDER TO GUARANTEE THE CLOSING OF THE MERGER CAN OCCUR, THE ABOVE MUST BE RECEIVED BY THE COMPANY NOT LATER THAN 12:00 p.m. EASTERN TIME ON [DATE].

Annex B-83

[FORM W-9]

Annex B-84

EXHIBIT E

FORM OF COMPANY OFFICER’S CERTIFICATE

Annex B-85

THERAPLANT, LLC

OFFICER’S CERTIFICATE

_________________, 2021

This Officer’s Certificate is delivered pursuant to Section 6.2(d) of that certain Agreement and Plan of Merger, dated March 12, 2021 (the “Agreement”), by and among Theraplant, LLC, a Connecticut limited liability company (the “Company”), acting by and through its Steering Committee, Greenrose Acquisition Corp., a Delaware corporation (the “Parent”), GNRS CT Merger Sub, LLC, a Connecticut limited liability company and wholly-owned subsidiary of Parent (the “Merger Sub”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the Selling Securityholders (the “Selling Securityholders’ Representative”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

The undersigned, on behalf of the Company, and not in his individual capacity, does hereby certify as follows:

1.      (i) The representations and warranties in Sections 2.1 (Organization and Qualification), 2.2 (Authorization), 2.3 (Capital Equity), 2.4 (Subsidiaries), 2.6 (No Conflicts) and 2.28 (Anti-Money Laundering) of the Agreement are true, correct and complete in all respects as of the date of the Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which are true, correct and complete in all respects as of such specified earlier date) other than inaccuracies that in the aggregate are de minimis, and (ii) the other representations and warranties of the Company contained in the Agreement are each true, correct and complete in all material respects as of the date of the Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which are true, correct and complete in all material respects as of such specified earlier date), except for inaccuracies of representations and warranties the circumstances giving rise to which, individually or in the aggregate, do not constitute and could not reasonably be expected to have, a Company Material Adverse Effect.

2.      The Company has performed or complied with, in all material respects, each agreement, covenant and obligation required by the Agreement and the Ancillary Agreements to be so performed or complied with by the Company on or before the Closing Date.

3.      Since the date of the Agreement, no Company Material Adverse Effect has occurred.

[Signature Page Follows]

Annex B-86

IN WITNESS WHEREOF, the undersigned hereby executes this Officer’s Certificate as of the date first written above.

THERAPLANT, LLC
By:
Name:
Title: Managing Member

Annex B-87

EXHIBIT F

FORM OF ESCROW AGREEMENT

Annex B-88

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made and entered into as of [ ], 2021 by and among Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative of the Selling Securityholders (the “Selling Securityholder’s Representative”), Greenrose Acquisition Corp., a Delaware corporation (the “Parent”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Escrow Agent”) pursuant to the Merger Agreement (as defined below). Selling Securityholders’ Representative, the Parent and the Escrow Agent may hereinafter be referred to individually as a “Party” and collectively as, the “Parties”. Capitalized but undefined terms used herein shall have the meaning set forth in the Merger Agreement.

RECITALS

A. WHEREAS, Parent, GNRS CT Merger Sub, LLC, a Connecticut limited liability company and subsidiary of Parent, Theraplant, LLC, a Connecticut limited liability company (the “Company”), and the Selling Securityholders’ Representative have entered into an Agreement and Plan of Merger dated as of March 12, 2021 (the “Merger Agreement”), pursuant to which, among other things, the Company will merge with and into Merger Sub and the Company will survive the merger as a wholly owned subsidiary of Parent;

B. WHEREAS, the Merger Agreement contemplates the execution and delivery of this Agreement and the deposit by Parent with the Escrow Agent of Thirteen Million and 00/100 Dollars ($13,000,000.00) (the “Escrow Amount”) in order to provide a source of funding for certain indemnification obligations and net working capital requirements of the Selling Securityholders as described in the Merger Agreement and the Parties wish such deposit to be subject to the terms and conditions set forth herein and in the Merger Agreement; and

C. WHEREAS, pursuant to the terms of the Merger Agreement, the Selling Securityholders have appointed the Selling Securityholders’ Representative as his, her or its true and lawful attorney-in-fact, for and on behalf of each of the Selling Securityholders, with full power and authority to represent such Selling Securityholder and such Selling Securityholder’s successors and assigns with respect to all matters arising under this Escrow Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Escrow.

1.1 Appointment; Cash Placed in Escrow. Parent and Selling Securityholders’ Representative hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment and agrees to act as escrow agent in accordance with the terms and conditions set forth herein. As of the Effective Date, Parent shall deposit or cause to be deposited with the Escrow Agent the Escrow Amount to be held in escrow in accordance with this Agreement.

1.2 Escrow Fund; Escrow Accounts.

(a) The Escrow Agent will issue its written confirmation of the receipt of the Escrow Amount and, upon delivery, shall hold the Escrow Amount, together with all products and investment proceeds thereof, including all interest, dividends, gains and other income (collectively, the “Escrow Earnings”) earned with respect thereto (collectively, the “Escrow Fund”), and the Escrow Agent shall hold the Escrow Fund in an account established with the Escrow Agent, subject to the terms of Section 3 below (the “Escrow Account”).

(b) For greater certainty, all Escrow Earnings shall be retained by the Escrow Agent and reinvested in the Escrow Fund and shall become part of the Escrow Fund; and shall be disbursed as part of the Escrow Fund in accordance with the terms and conditions of this Agreement.

Annex B-89

1.3 Investments. [The Escrow Funds shall be placed in a “noninterest-bearing deposit account” insured by the Federal Deposit Insurance Corporation (“FDIC”) to the applicable limits.]1 The Escrow Fund shall at all times remain available for distribution in accordance with the terms of this Agreement. While on deposit, the Escrow Agent can earn bank credits or other consideration.

1.4 Trust Fund. The Escrow Fund shall be held in trust and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of Parent, Merger Sub, Selling Securityholders’ Representative or any Selling Securityholder. The Escrow Agent shall hold and safeguard the Escrow Fund until the Termination Date (as defined in Section 5) or earlier distribution in accordance with this Agreement.

Section 2. Release of Escrow Fund.

The Parties shall act in accordance with, and the Escrow Agent shall hold and release the Escrow Fund as provided in, this Section 2 as follows:

2.1 Working Capital. If the Final Closing Net Working Capital, as finally determined, is less than the Estimated Closing Net Working Capital, then no later than the fifth (5th) calendar day following the determination of the Final Closing Net Working Capital, the Escrow Agent, acting as Paying Agent (as defined below), shall pay to Parent out of the Escrow Funds an amount equal to the difference between the Final Closing Net Working Capital, as finally determined, and the Estimated Closing Net Working Capital in accordance with Section 1.13(c) of the Merger Agreement, based on a Joint Release Instruction (as defined herein).

2.2 Indemnification. At any time prior to the Expiration Date, as promptly as practicable, but in any event within five (5) Business Days after receiving (i) Joint Release Instructions or (ii) written instruction from Parent attaching a final non-appealable court order from a court of competent jurisdiction (a “Court Order”) setting forth the amount of the indemnification and relating to the release from the Escrow Funds, the Escrow Agent shall release or cause to be released the amounts, to the Persons, and in the manner set forth in such Joint Release Instructions or Court Order.

2.3 Release of Escrow Release Amount. Promptly following the Escrow Release Date, the Escrow Agent, acting as Paying Agent and pursuant to the Paying Agent Agreement, shall pay to the Selling Securityholders (to each, their respective Allocated Portion) the lesser of: (i) the Escrow Release Amount, or (ii) the Escrow Funds then remaining in the Escrow Account, subject to Section 2.5 hereof, based on a Joint Release Instruction.

2.4 Release of Remaining Escrow Funds. With regard to the remainder of the Escrow Funds not released pursuant to Section 2.3 hereof, promptly following Expiration Date, the Escrow Agent, acting as Paying Agent, shall pay the remaining balance of the Escrow Funds in accordance with Section 7.5 of the Merger Agreement, to the Selling Securityholders (to each, their respective Allocated Portion) (subject to withholding as applicable) based on a Joint Release Instruction.

2.5 Amount to be Released. In the event that Parent delivers a Claim Notice in accordance with Section 7.5 of the Merger Agreement on or prior to the Escrow Release Date or the Expiration Date, as applicable, the Escrow Agent shall continue to hold in escrow and shall not release, an amount of funds then held in escrow equal to the lesser of: (i) the Claim Amount, in accordance with the terms of Section 7.5 of the Merger Agreement (but not in any event in excess of the Escrow Amount); or (ii) the balance of the Escrow Fund which is available for release and distribution to the Selling Securityholders. The portion of the Escrow Fund in excess of the amount specified in clause (i) of the preceding sentence (as may be the subject of one or more timely delivered Claim Notices) shall be released by the Escrow Agent as specified in Section 2.3 or Section 2.4 hereof, as applicable. With respect to the amounts specified in any such timely delivered Claim Notices, the Escrow Agent shall promptly disburse funds from the Escrow Account within three (3) Business Days after delivery to the Escrow Agent of a Joint Release Instruction, as may be directed in such Joint Release Instruction in accordance with Section 7.5 of the Merger Agreement.

____________

1 CST has the following options:

Invest the money in Treasury only money market funds

Invest the funds in a deposit

Interest bearing account

Annex B-90

2.6 Method of Payment. All payments of any part of the Escrow Fund shall be made by wire transfer of immediately available funds to one or more accounts designated in advance (a) as set forth in a Joint Release Instruction, with respect to payments to Parent or (b) by the Selling Securityholders in their instructions to the Paying Agent pursuant to the Paying Agent Agreement, with respect to payments to the Selling Securityholders.

2.7 Call Back Authorized Individuals. In the event a Joint Release Instruction is delivered to the Escrow Agent, whether in writing, by telecopier, email or otherwise, the Escrow Agent is authorized to seek confirmation of such instruction by telephone call back to the person or persons designated in Exhibits A-1 and or A-2 annexed hereto (the “Call Back Authorized Individuals”), and the Escrow Agent may rely upon the confirmations of anyone purporting to be a Call Back Authorized Individual. To assure accuracy of the instructions it receives, the Escrow Agent may record such call backs. If the Escrow Agent is unable to verify the instructions, or is not satisfied with the verification it receives, it will not execute the instruction until all such issues have been resolved. The persons and telephone numbers for call backs may be changed only in writing actually received and acknowledged by the Escrow Agent.

2.8 Certain Definitions.

(a) “Business Day” means any day that is not a Saturday, a Sunday or other day on which commercial banks located in New York, New York, are obligated or authorized by applicable law to remain closed for business.

(b) “Joint Release Instruction” means a joint written instruction of Parent and the Selling Securityholders’ Representative, which is executed by Parent and the Selling Securityholders’ Representative, to the Escrow Agent directing the Escrow Agent to disburse all or a portion of the Escrow Fund. In making any payments, the Escrow Agent (and the Paying Agent) shall rely upon the wire instructions and tax forms that it shall collect from (i) Parent pursuant to this Agreement and (ii) the Selling Securityholders pursuant to the Paying Agent Agreement, as applicable.

(c) “Person” means any individual, general or limited partnership, firm, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization other entity, including a Governmental Authority or any department, agency or political subdivision thereof.

Section 3. Fees and Expenses. The Escrow Agent shall be entitled to receive, from time to time, fees in accordance with Schedule 1. In accordance with Schedule 1, the Escrow Agent will also be entitled to reimbursement for reasonable and documented out-of-pocket expenses incurred by the Escrow Agent in the performance of its duties hereunder and the execution and delivery of this Agreement, absent the Escrow Agent’s gross negligence or willful misconduct in incurring such expenses.

Section 4. Limitation of Escrow Agent’s Liability.

4.1 Duties and Limitation of Liability. The Escrow Agent undertakes to perform such duties as are specifically set forth in this Agreement only and shall have no duty under any other agreement or document (other than as paying agent (the “Paying Agent”)) pursuant to the Paying Agent Agreement dated as of the date hereof between the Escrow Agent and the Parent (the “Paying Agent Agreement”)), and no implied covenants or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall incur no liability with respect to any action taken by it or for any inaction on its part in reliance upon any notice, direction, instruction, consent, statement or other document believed by it in good faith to be genuine and duly authorized, nor for any other action or inaction except for its own gross negligence or willful misconduct. In all questions arising under this Agreement and/or its interpretation hereof in conjunction with the Merger Agreement, the Escrow Agent may rely on the advice of qualified outside counsel with expertise in the matter at issue, and for anything done, omitted or suffered in good faith by the Escrow Agent based upon such advice the Escrow Agent shall not be liable to anyone. In no event shall the Escrow Agent be liable for incidental, punitive or consequential damages.

4.2 Indemnity. Parent, on the one hand, and Selling Securityholders’ Representative (solely on behalf of the Selling Securityholders and in its capacity as the Selling Securityholders’ Representative, not in its individual capacity) on the other hand, hereby agree that Parent and Selling Securityholders will jointly and severally indemnify the Escrow Agent and its officers, directors, employees and agents for, and hold it and them harmless against, any loss, liability or expense (including reasonable attorney fees) incurred without gross negligence or willful misconduct on

Annex B-91

the part of the Escrow Agent (or its officers, directors, employees or agents), arising out of or in connection with the Escrow Agent’s carrying out its duties hereunder. This right of indemnification shall survive the termination of this Agreement and the resignation of the Escrow Agent.

Section 5. Termination. This Agreement shall terminate upon the release by the Escrow Agent of the final amounts held in the Escrow Account in accordance with Section 2 hereof (the date of such release being referred to as the “Termination Date”).

Section 6. Successor Escrow Agent. In the event the Escrow Agent becomes unavailable or unwilling to continue to act as escrow agent under this Agreement, the Escrow Agent may resign and be discharged from its duties and obligations hereunder by giving its written resignation to the parties to this Agreement. Such resignation shall take effect not less than thirty (30) days after notice is given to all the other parties hereto. In such event, Parent may appoint a successor Escrow Agent reasonably acceptable to Selling Securityholders’ Representative. If Parent fails to appoint a successor Escrow Agent within fifteen (15) days after receiving the Escrow Agent’s written resignation, the Escrow Agent shall have the right to apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent. The successor Escrow Agent shall execute and deliver to the Escrow Agent an instrument accepting such appointment, and the successor Escrow Agent shall, without further acts, be vested with all the estates, property rights, powers and duties of the predecessor Escrow Agent as if originally named as Escrow Agent herein. The Escrow Agent shall act in accordance with written instructions from Parent and Selling Securityholders’ Representative as to the transfer of the Escrow Fund to a successor Escrow Agent.

Section 7. Representative. Unless and until Parent and Escrow Agent shall have received written notice of the appointment of a successor Selling Securityholders’ Representative, each of Parent and Escrow Agent shall be entitled to rely on, and shall be fully protected in relying on, the power and authority of Selling Securityholders’ Representative to act on behalf of the Selling Securityholders.

Section 8. Miscellaneous.

8.1 Attorneys’ Fees. In any action at law or suit in equity to enforce or interpret this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

8.2 Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (a) when delivered personally to the recipient, (b) when sent by electronic mail or facsimile, on the date of transmission to such recipient, (c) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (d) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

If to Parent:

Greenrose Acquisition Corp.

111 Broadway

Amityville, NY 11797

Attn: William F. Harley III

Email: mickey@greenrosecorp.com

With a copy (which shall not constitute notice) to:

Tarter Krinsky & Drogin LLP

1350 Broadway

11th Floor

New York, NY 10018

Attention: Guy N. Molinari, Esq.

Email: gmolinari@tarterkrinsky.com

Annex B-92

If to Selling Securityholders’ Representative:

Shareholder Representative Services LLC

950 17th Street, Suite 1400

Denver, CO 80202

Attention: Managing Director

Email: deals@srsacquiom.com

Facsimile: (303) 623-0294

Telephone: (303) 648-4085

With a copy (which shall not constitute notice) to:

Hinckley Allen

100 Westminster Street, Suite 1500

Providence, RI 02903

Attention: David S. Hirsch, Esq.

Email: dhirsch@hinckleyallen.com

If to Escrow Agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Trust Services, Frances E. Wolf, Jr. & Patrick Small

E-mail: fwolf@continentalstock.com & psmall@continentalstock.com

Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth. Notwithstanding the foregoing, notices addressed to the Escrow Agent shall be effective only upon receipt. If any notice or other document is required to be delivered to the Escrow Agent and any other Person, the Escrow Agent may assume without inquiry that notice or other document was received by such other Person on the date on which it was received by the Escrow Agent.

8.3 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

8.4 Counterparts. This Agreement may be executed in one or more counterparts (including by means of electronic mail or facsimile), each of which shall be deemed an original but all of which together will constitute one and the same instrument. Facsimile and pdf signatures shall be treated as original signatures for all purposes hereunder.

8.5 Governing Law. This Agreement and any claim, controversy or dispute arising out of or related to this Agreement, any of the transactions contemplated hereby, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties, whether arising in contract, tort, equity or otherwise, shall be governed by and construed in accordance with the domestic Laws of the State of New York.

8.6 Waiver of Jury Trial. THE PARTIES EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS AGREEMENT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.
Annex B-93

8.7 Succession and Assignment. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and each of their respective permitted successors and assigns, if any.

8.8 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Escrow Agent, Parent and Selling Securityholders’ Representative. No waiver by any party hereto of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

8.9 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

8.10 No Third-Party Beneficiaries. Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

8.11 Entire Agreement. This Agreement and the Merger Agreement set forth the entire agreement among the parties hereto relating to the subject matter hereof and supersede any prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof. In the event of a conflict between this Agreement and the Merger Agreement, the Merger Agreement shall govern.

8.12 Cooperation. Selling Securityholders’ Representative and Parent agree to cooperate fully with each other and the Escrow Agent and to execute and deliver such further documents, certificates, agreements, stock powers and instruments and to take such other actions as may be reasonably requested by Parent, Selling Securityholders’ Representative or the Escrow Agent to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purposes of this Agreement.

8.13 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neutral genders; the feminine gender shall include the masculine and neutral genders; and the neutral gender shall include masculine and feminine genders.

(b) The Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections” and “Schedules” are intended to refer to Sections of this Agreement and Schedules to this Agreement.

[SIGNATURE PAGE FOLLOWS]

Annex B-94

IN WITNESS WHEREOF, the Parties have duly caused this Agreement to be executed as of the day and year first above written.

PARENT

GREENROSE ACQUISITION CORP.
By:
Name:	William F. Harley III
Title:	Chief Executive Officer

SELLING SECURITYHOLDERS’ REPRESENTATIVE

SHAREHOLDER REPRESENTATIVE SERVICES LLC,

solely in its capacity as the Selling Securityholders’ Representative

By:
Name:	Sam Riffe
Title:	Managing Director

ESCROW AGENT

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

Annex B-95

EXHIBIT F

FORM OF PARENT OFFICER’S CERTIFICATE

Annex B-96

GREENROSE ACQUISITION CORP.

OFFICER’S CERTIFICATE

_________________, 2021

This Officer’s Certificate is delivered pursuant to Section 6.3(d) of that certain Agreement and Plan of Merger, dated March 12, 2021 (the “Agreement”), by and among Theraplant, LLC, a Connecticut limited liability company (the “Company”), acting by and through its Steering Committee, Greenrose Acquisition Corp., a Delaware corporation (the “Parent”), GNRS CT Merger Sub, LLC, a Connecticut limited liability company and wholly-owned subsidiary of Parent (the “Merger Sub”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the Selling Securityholders. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

William F. Harley III certifies that he is the Chief Executive Officer of Parent, and that, as such, he is authorized to execute this certificate on behalf of Parent pursuant to Section 6.3 of the Agreement and DOES HEREBY FURTHER CERTIFY on behalf of Parent, and not in his individual capacity, that:

1.      The representations and warranties of Parent contained in the Agreement are true, correct and complete in all material respects as of the date of the Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date; provided, however, that for purposes of determining the accuracy of any representations and warranties, all materiality, Parent Material Adverse Effect and similar qualifications limiting the scope of such representations and warranties shall be disregarded.

2.      Parent and Merger Sub have performed or complied with, in all material respects, each agreement, covenant and obligation required by the Agreement and the Ancillary Agreements to be so performed or complied with by Parent or Merger Sub on or before the Closing Date.

3.      Since the date of the Agreement, no Parent Material Adverse Effect has occurred.

4.      The conditions set forth in Section 6.3 of the Agreement have been satisfied.

[Signature Page Follows]

Annex B-97

IN WITNESS WHEREOF, the undersigned hereby executes this Officer’s Certificate as of the date first written above.

GREENROSE ACQUISITION CORP.
By:
Name:	William F. Harley III
Title:	Chief Executive Officer

Annex B-98

EXHIBIT 1.13

OMITTED.

Annex B-99

SCHEDULE A-1

IDENTIFIED EMPLOYEES

OMITTED

Annex B-100

SCHEDULE A-2

COMPANY EMPLOYEES WITH KNOWLEDGE

OMITTED

Annex B-101

SCHEDULE A-3

PARENT EXECUTIVES WITH KNOWLEDGE

William F. Harley III

Annex B-102

SCHEDULE 1.15

ALLOCATION SCHEDULE

Annex B-103

Allocation of Aggregate Consideration
Among the Assets of the Company

A.	Class I Assets (cash, demand deposits and similar accounts in financial institutions)	$[Book Value]
B.	Class II Assets (certificate of deposit, U.S. Government securities, readily marketable stock or securities (other than stock of affiliates), foreign currency)	$[Book Value]
C.	Class III Assets (debt instruments including accounts receivable)	$[Book Value]
D.	Class IV Assets (inventory)	$[Book Value]
E.	Class V Assets (all assets which are not Class I, II, III, IV VI, or VII assets)	$[Book Value]
F.	Class VI and VII Assets	$[Remainder of the value]

The Aggregate Consideration to be allocated shall be determined in accordance with Treas. Reg. Section 1.1060-1(c). The Aggregate Consideration shall be allocated to the above asset classes in ascending order until there is no remaining Aggregate Consideration to allocate.

Annex B-104

ANNEX C

ASSET PURCHASE AGREEMENT

between

True Harvest, LLC,

Greenrose Acquisition Corp.

and

True Harvest Holdings, Inc.

dated as of

March 12, 2021

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of March 12, 2021, is entered into between True Harvest, LLC, an Arizona limited liability company (“Seller”), Greenrose Acquisition Corp, a Delaware Corporation (“Parent”), and True Harvest Holdings, Inc., a Delaware corporation (“Buyer”).

RECITALS

WHEREAS, Seller (i) operates an indoor cannabis cultivation facility located at 4301 W Buckeye Rd., Phoenix, AZ 85043 and (ii) supplies cannabis to licensed marijuana dispensaries in Arizona (collectively, the “Business”);

WHEREAS Seller wishes to sell and assign to Buyer, and Buyer wishes to purchase and assume from Seller, the rights and obligations of Seller to the Purchased Assets and the Assumed Liabilities (as defined herein) subject to the terms and conditions set forth herein; and

WHEREAS, Buyer, in addition to other covenants, agrees to hire the Transferred Employees (as defined below), effective as of the Closing (as defined herein), on the terms and conditions set forth herein and the offer letter issued by Buyer to each of the Transferred Employees.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
PURCHASE AND SALE

Section 1.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of any mortgage, pledge, lien, charge, security interest, claim or other encumbrance (“Encumbrance”), all of Seller’s right, title and interest in, to and under all of the assets, properties, and rights of every kind and nature, whether real, personal, or mixed, tangible or intangible (including goodwill), wherever located (other than the Excluded Assets) that are used or held for use in connection with the Business (collectively, the “Purchased Assets”), including, without limitation, the assets set forth on Schedule 1.01 of the Disclosure Schedules (as defined below).

Section 1.02 Excluded Assets. Notwithstanding the foregoing, the Purchased Assets shall not include the following assets (collectively, the “Excluded Assets”): (a) any working capital of Seller, including cash, cash equivalents and accounts receivables, (b) all benefit plans of Seller and all assets related to any such benefit plans and (c) any other assets identified on Schedule 1.02 of the Disclosure Schedules (the “Excluded Assets”).

Section 1.03 Assumption of Liabilities. Subject to the terms and conditions set forth herein, Buyer shall assume and agree to pay, perform and discharge only the following liabilities and obligations of Seller (collectively, the “Assumed Liabilities”): (a) the obligations of Seller under the Assigned Contracts that (i) arise after the Closing, (ii) relate to periods following the Closing, and (iii) are to be paid or performed at any time after the Closing, (b) the obligations and liabilities set forth on Schedule 1.03 of the Disclosure Schedules and (c) all other liabilities arising out of Buyer’s operation of the Business after the Closing. In no event shall Buyer be responsible for or have assumed any liability of Seller relating to any breach, default or violation by Seller on or prior to the Closing. Other than the Assumed Liabilities, Buyer shall not assume any liabilities or obligations of Seller of any kind, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, due or to become due, or otherwise, whether currently existing or hereinafter created and whether or not related to the Business or the Purchased Assets (“Excluded Liabilities”). Without limiting the foregoing, Excluded Liabilities shall include any liabilities or obligations (A) relating to a breach or default by Seller under any Assigned Contract (as defined herein) prior to the Closing; (B) all Taxes (as defined below), fees, levies, duties, tariffs and other governmental impositions or charges with respect to Tax periods (or portions thereof) ending on or prior to the Closing; (C) under any environmental, health or safety laws or regulations arising on or prior to the Closing; (D) with respect to periods on or before the Closing, under or with respect to, any employee pension benefit plan, employee welfare benefit plan, or any other plan, program, policy, practice or other arrangement providing for compensation, severance, termination pay, deferred compensation, performance award, equity or equity-based awards, fringe benefits, vacation pay, sickness,

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disability or death benefit plan, medical or life insurance plan or other employee benefits or remuneration of any kind; (E) with respect to any current or former employee, director, member, manager, stockholder, partner, agent or independent contractor of Seller, other than with respect to Transferred Employees, for periods ending on or prior to the Closing; (F) arising out of, or relating to, any conduct or alleged conduct of any employee or independent contractor of Seller, other than Transferred Employees, for periods ending on or prior to the Closing; (G) to Seller’s equity owners or their affiliates; (H) except as set forth on Schedule 1.03 of the Disclosure Schedules, with respect to any loans or guaranties of Seller; (I) arising out of, or relating to, any litigation, investigation or other proceeding pending on the Closing Date (as defined herein) or commenced after the Closing Date to the extent arising out of, or relating to, any act or omission of Seller or any event circumstance, condition, breach or default occurring on or prior to the Closing; (J) arising out of, or resulting from, Seller’s compliance or noncompliance with any legal or regulatory requirement or governmental order; (K) relating to, or resulting from, Seller’s Intellectual Property (as defined herein) to the extent arising on or prior to the Closing; (L) based upon Seller’s acts or omissions occurring after the Closing; (M) arising from the failure to send any notice, make any filing, obtain any consent or approval required to be sent, made, filed or obtained by Seller; or (N) that do not relate to the Business.

Section 1.04 The Purchase Price and Earnout. The purchase price to be paid by the Buyer to Seller for the Purchased Assets shall be Fifty Million and 00/100 Dollars ($50,000,000) (the “Initial Payment Amount” and together with the Earnout Payment, the “Purchase Price”) payable in the following manner:

(a)     Twenty-One Million Seven Hundred Fifty Thousand and 00/100 Dollars ($21,750,000) in cash (the “Initial Cash Amount”), by wire transfer of immediately available funds in accordance with the wire instructions and other directions set forth on Schedule 1.04(a) of the Disclosure Schedules;

(b)    Twenty-Five Million and 00/100 Dollars ($25,000,000) evidenced by a senior secured promissory note issued by Buyer to Seller secured by the Purchased Assets in the form attached hereto as Exhibit A (“Secured Note”); and

(c)     Three Million Two Hundred Fifty Thousand and 00/100 Dollars ($3,250,000) which represents the amount of the assumed debt set forth on Schedule 1.03, which shall be assumed by delivering to Seller an Assignment and Assumption Agreement pursuant to Section 2.02(a)(ii).

Section 1.05 Earnout Payment.

(a)     Subject to the terms of this Section 1.05, Buyer will pay contingent consideration to Seller (the “Earnout Payment”) of up to a maximum of Thirty-Five Million and 00/100 Dollars ($35,000,000) (the “Maximum Earnout Amount”) based on the Business attaining, within thirty-six (36) months after the Closing Date (the “36 Month Price Point”), a certain price point per pound of cannabis flower (“flower”) as compared to total flower production, irrespective of the final form in which such flower is sold. The Earnout Payment, if any, shall be evidenced by a promissory note substantially in the form of Exhibit H attached hereto (the “Earnout Note”). The Earnout Note shall bear interest as an annual rate of 8% per annum, shall be fully amortized, and have a maturity date of twenty-four (24) months after issuance.

(b)    The 36 Month Price Point will be equal to the average of the Weighted Average Annual Price Points for the three (3) years following the Closing Date. The “Weighted Average Annual Price Point” equals revenue of the Business for the three (3) year period following the Closing Date divided by total weight of flower product produced and sold by Buyer (as listed in Biotrack or equivalent tracking system) during the three (3) year period following the Closing Date, provided, that in the event any flower product is lost or otherwise destroyed, then such lost or destroyed products shall not be included in the calculation of Weighted Average Annual Price Point.

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(c)     The percentage of the Maximum Earnout Amount payable by Buyer to Seller as the Earnout Payment will be determined in accordance with the following table:

36 Month Price Point
Percentage of Earnout	Flower Production of <17,500 pounds/yr.	Flower Production of >17,500 pounds/yr.
0%	<$2,199	<$2,199
20%	$2,200-$2,399	$2,200-$2,199
50%	$2,400-$2,699	$2,200-$2,499
80%	$2,700-$2,999	$2,500-$2,799
100%	$3,000+	$2,800+

(d)    On or before the fifteenth (15th) day of the first calendar month after each quarter end, Buyer shall report to Seller (i) the average price points for the preceding quarter calculated by taking the total revenue for the preceding quarter divided by total weight of flower product produced in the preceding quarter as listed in Biotrack or equivalent tracking system and (ii) the average price point since the Closing Date calculated by taking the total revenue since the Closing Date divided by the total weight of the flower product produced since the Closing Date.

(e)     On or before the fifteenth (15th) day following the three (3) year anniversary of the Closing Date, Buyer shall deliver to Seller a statement of the 36 Month Price Point and associated Earnout Payment (“Earnout Payment Calculation”), which statement shall be accompanied by supporting documentation including information related to revenue recognition and production values for the period elapsed since the Closing Date.

(f)     Seller shall have thirty (30) days after Buyer’s delivery of the Earnout Payment Calculation to review the Earnout Payment Calculation (the “Earnout Review Period”). During the Earnout Review Period, Seller and its Representatives shall have the right to inspect Buyer’s books and records during normal business hours at the Buyer’s offices, subject to the confidentiality obligations of Section 5.06 hereof, upon reasonable prior notice and solely for purposes reasonably related to verifying the accuracy of the Earnout Payment Calculation. Prior to the expiration of the Earnout Review Period, Seller may in good faith dispute the Earnout Payment Calculation (“Earnout Dispute”), by delivering a written notice of dispute to Buyer setting forth in detail the nature of the dispute (an “Earnout Dispute Notice”). Seller and Buyer shall negotiate in good faith to resolve such dispute within thirty (30) days after delivery of the Earnout Dispute Notice. If the parties cannot resolve such dispute within such thirty (30) day period, then such dispute shall be handled pursuant to the provisions of Section 9.11. In the event that Seller fails to deliver the Earnout Dispute Notice within the Earnout Review Period, then the Earnout Payment Calculation shall be deemed final and conclusive. Buyer shall pay to Seller on or before ten (10) days following the resolution of the Earnout Dispute the Earnout Payment determined in accordance with such dispute resolution (if any).

(g)    In the event that Seller does not deliver the Earnout Dispute Notice, Buyer shall pay to Seller on or before ten (10) days following the earlier of (i) the expiration of the Earnout Review Period or (ii) the date upon which Seller provides Buyer with written notices of its acceptance of the Earnout Payment Calculation, the Earnout Payment reflected on the Earnout Payment Calculation (if any) by wire transfer of immediately available funds accordance with the wire instructions and other directions set forth on Schedule 1.04(a) of the Disclosure Schedules or as otherwise instructed in writing by Seller to Buyer.

(h)    Following the Closing until the date that is three (3) years following the Closing Date, Buyer shall (i) operate the Business in a manner that is consistent with the manner in which Seller operated the Business in the two (2) years prior to the Closing Date; (ii) continue to maintain separate books and records for the Business; (iii) not directly or indirectly, take any actions in bad faith to intentionally avoid or reduce any Earnout Payment (including, without limitation, disposing of all or any portion of the assets of the Company outside the ordinary course of business, diverting revenues away from the Business to any of its Affiliates, or artificially reducing production of products or reducing the product price); (iv) not materially change its accounting practices and policies, including with respect to deferral of revenue and acceptance of customer deposits; (v) not materially change the metrics or requirements for flower product weight

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from those used in the Biotrack system as of the Closing Date; (vi) not offer customer discounts in any given year in exchange for larger payments in post-earnout years; and (vii) not sell product in exchange for payment other than for cash consideration.

(i)     In the event that after the Closing Date (i) there occurs a sale or other disposition of all or substantially all of the assets of Buyer or the Business, or a merger, consolidation, recapitalization or other transaction in which any person or entity who is not an owner of an interest in Buyer on the Closing Date becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the combined voting power of all interests in Buyer or (ii) Buyer materially breaches any of the covenants set forth in Section 1.05(h) (each, a “Triggering Event”), an amount equal to the Maximum Earnout Amount shall be immediately due and payable on and as of the date of the Triggering Event.

(j)     Buyer’s and Parent’s obligation to pay the Earnout Payment shall be secured by the assets of the Business pursuant to a Security Agreement in the form attached hereto as Exhibit B (the “Security Agreement”).

(k)    Buyer and Seller understand and agree that (i) the contingent rights to receive any Earnout Payment hereunder are not transferable, except by operation of law and do not constitute an equity or ownership interest in Buyer or the Business, (ii) Seller shall not have any rights as a securityholder of Buyer or the Business as a result of Seller’s contingent right to receive any Earnout Payment hereunder, and (iii) no interest is payable with respect to any Earnout Payments.

(l)     Any payments made pursuant to Section 1.05 shall be treated as an adjustment to the Purchase Price by the parties for Tax purposes, unless otherwise required by Law.

Section 1.06 Allocation of Purchase Price. Seller and Buyer agree to allocate the Purchase Price and other items treated as consideration for the Purchased Assets for Tax purposes, among the Purchased Assets for all purposes (including Tax and financial accounting) in a manner consistent with the methodology set forth on Schedule 1.06 (the “Purchase Price Allocation”). Each party agrees that it will (i) be bound by the Purchase Price Allocation for the purposes of determining any Taxes, (ii) report for Tax purposes the transactions consummated pursuant to this Agreement in a manner consistent with the Purchase Price Allocation (including without limitation, if applicable, the filing of Internal Revenue Service Form 8594), and (iii) not take a position for Tax purposes that is inconsistent with the Purchase Price Allocation on any Tax return or in any proceeding before any Tax authority except with the prior written consent of the other party. In the event that the Purchase Price Allocation is disputed by any Tax authority, the party receiving notice of such dispute will promptly notify the other party, provided that the failure of the party receiving such notice of dispute to promptly notify the other party shall not constitute a breach of this provision unless such other party is actually prejudiced by such failure.

Section 1.07 Withholding Tax. Buyer shall be entitled to deduct and withhold from the Purchase Price all Taxes that Buyer may be required to deduct and withhold under any applicable Tax law. All such withheld amounts shall be treated as delivered to Seller hereunder.

Section 1.08 Parent Guaranty. To induce Seller to enter into this Agreement, Parent hereby absolutely, irrevocably and unconditionally guarantees to Seller, the performance of Buyer’s obligations pursuant to Section 1.04 and Section 1.05 (the “Guaranteed Obligations”). The guarantee pursuant to this Section 1.08 is absolute, irrevocable and unconditional and shall not be impaired, discharged or terminated by any act or omission by Buyer or Parent that may affect the enforceability of this guarantee. If Parent makes a payment or performs an action in full satisfaction of any Guaranteed Obligation, such satisfaction shall be deemed to be a satisfaction of such obligation in full by Buyer for purposes of this Agreement. At the Closing, Parent shall have all necessary power and authority to execute and deliver this Agreement and to perform the Guaranteed Obligations hereunder.

ARTICLE II
CLOSING

Section 2.01 Closing. Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely via the exchange of documents and signatures no later than three (3) business days after the satisfaction or, to the extent permitted hereunder, waiver of all conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to

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the satisfaction or, to the extent permitted hereunder, waiver of all such conditions), unless this Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties hereto (the day on which the Closing takes place being the “Closing Date”).

Section 2.02 Closing Deliverables.

(a)     At the Closing, Seller shall deliver to Buyer the following:

(i)     a bill of sale in the form of Exhibit C hereto (the “Bill of Sale”) duly executed by Seller, transferring the Purchased Assets to Buyer;

(ii)    an assignment and assumption agreement in the form of Exhibit D hereto (the “Assignment and Assumption Agreement”) duly executed by Seller, effecting the assignment to and assumption by Buyer of the Assumed Liabilities;

(iii)   an assignment in the form of Exhibit E hereto (the “Intellectual Property Assignments”) duly executed by Seller, transferring all of Seller’s right, title and interest in and to the trademark registrations and applications, patents and patent applications, copyright registrations and applications and domain name registrations included in the Purchased Assets /Purchased IP (as defined herein) to Buyer;

(iv)   a Non-Competition Agreement in the form of Exhibit F hereto (the “Noncompetition Agreement”) executed and delivered by each of the individuals listed on Schedule 2.02 of the Disclosure Schedules;

(v)    copies of all consents, approvals, waivers, notices and authorizations referred to on Schedule 3.02 of the Disclosure Schedules;

(vi)   confirmation of payment, and if applicable termination of any liens, for amounts owed on the Purchased Assets;

(vii)  a copy, certified by the Secretary of Seller to be true, complete and correct as of the Closing Date, of the articles of organization and operating agreement of Seller (the “Organizational Documents”) and copies of resolutions of the members and manager of Seller authorizing and approving this Agreement, the documents and instruments related hereto and the transactions contemplated hereby and thereby;

(viii) a lease assignment and assumption agreement, in the form attached hereto as Exhibit G (the “Lease Assignment and Assumption Agreement”) duly executed by Seller and Michael Macchiaroli, assigning Seller’s rights under that certain Lease, dated as of July 25, 2017, by and between MSCP, L.L.C. (the “Landlord”) and Seller (the “Lease”), which shall, among other things, include express language releasing Michael Macchiaroli from his obligations as Guarantor under the Lease;

(ix)   a copy of the Security Agreement, duly executed by Seller;

(x)    a certificate duly executed by Seller in a form reasonably acceptable to Buyer certifying that Seller is not a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2; and

(xi)   such other customary instruments of transfer, assumption, filings or documents as Buyer has requested in writing to give effect to this Agreement.

(b)    At the Closing, Buyer shall deliver to Seller the following:

(i)     the Initial Cash Amount by wire transfer of immediately available funds in accordance with the wire instructions and other directions set forth on Schedule 1.04(b);

(ii)    the Secured Note duly executed by Buyer;

(iii)   a copy of the Security Agreement, duly executed by Buyer and Parent;

(iv)   the Assignment and Assumption Agreement duly executed by Buyer;

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(v)    the Non-Competition Agreement duly executed by Buyer;

(vi)   the Lease Assignment and Assumption Agreement, duly executed by Landlord; and

(vii)  copies of all consents and authorizations referred to in Schedule 4.02 of the Disclosure Schedules.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER

Except as otherwise set forth in a disclosure schedule of even date herewith which is executed and delivered by Seller (the “Disclosure Schedules”), Seller represents and warrants to Buyer that the statements contained in this Article III are true and correct as of the date hereof. For purposes of this Article III, “Seller’s knowledge,” “knowledge of Seller” and any similar phrases shall mean the actual or constructive knowledge of Dieter Gable, Chris Watson and Michael Macchiaroli, after due inquiry (“knowledge” for the avoidance of doubt shall include such inquiry that a prudent businessperson would have made in order to gain full understanding and determination of the accuracy of such fact or matter).

Section 3.01 Organization and Authority of Seller; Enforceability. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Arizona. Seller has full power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Seller. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by Buyer) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms except (i) to the extent that enforceability may be subject to, and limited by, applicable bankruptcy, insolvency, reorganization, moratorium, receivership or other laws affecting the enforcement of creditors’ rights generally and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding thereof may be brought (the “Enforceability Exceptions”).

Section 3.02 No Conflicts; Consents. The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the Organizational Documents of Seller; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller, the Business or the Purchased Assets; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any contract or other instrument to which Seller is a party or by which Seller or the Business is bound or to which any of the Purchased Assets are subject (including any Assigned Contract); or (d) result in the creation or imposition of any Encumbrance on the Purchased Assets, except in the cases of clauses (b) or (c), where the violation, breach, conflict, default, acceleration or failure to give notice would not have a material adverse effect. Except as set forth in Schedule 3.02 of the Disclosure Schedules, no consent, approval, waiver or authorization is required to be obtained by Seller from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby.

Section 3.03 Title to Purchased Assets. Except as set forth in Schedule 3.03 of the Disclosure Schedules, Seller owns and has good and valid title to the Purchased Assets, free and clear of Encumbrances other than Permitted Encumbrances. “Permitted Encumbrances” means (a) liens for Taxes not yet due and payable or being contested in good faith by appropriate procedures; (b) mechanics’, carriers’, workmen’s, repairmen’s or other like liens arising or incurred in the ordinary course of business; (c) easements, rights of way, zoning ordinances and other similar encumbrances affecting real property; and (d) liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business.

Section 3.04 Condition of Assets. The tangible personal property included in the Purchased Assets are in good condition and are adequate for the uses to which they are being put, and none of such tangible personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost.

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Section 3.05 Inventory. All inventory, finished goods, raw materials, work in progress, packaging, supplies, parts and other inventories included in the Purchased Assets consist of a quality and quantity usable and salable in the ordinary course of business.

Section 3.06 Intellectual Property.

(a)     “Intellectual Property” means any and all rights in, arising out of, or associated with any of the following in any jurisdiction throughout the world: (a) issued patents and patent applications (whether provisional or non-provisional), and all divisions, continuations, continuations-in-part, reissues, extensions, reexamination and renewals thereof, (b) trademarks, service marks, brands, certification marks, logos, trade dress, trade names, domain name registrations and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing; (c) copyrights and works of authorship, whether or not copyrightable, and all registrations, applications for registration, and renewals of any of the foregoing; (d) industrial designs, trade secrets, know-how, inventions (whether or not patentable), discoveries, improvements, technology, business and technical information, databases, data compilations and collections, tools, methods, processes, techniques, and other confidential and proprietary information and all rights therein; (e) computer programs, applications, firmware and other code, including all source code, object code, application programming interfaces, data files, databases, protocols, specifications, and other documentation thereof; and (f) all other intellectual or industrial property and proprietary rights; together with all (i) royalties, fees, income, payments, and other proceeds now or hereafter due or payable with respect to the foregoing, and (ii) any and all claims and causes of action with respect to the foregoing, whether accruing before, on, or after the date hereof/accruing on or after the date hereof, including all rights to and claims for damages, restitution, and injunctive and other legal or equitable relief for past, present, or future infringement, misappropriation, or other violation thereof.

(b)    Schedule 3.06(b) of the Disclosure Schedules lists all (i) registrations or applications for registration, (ii) material common law trademarks and (iii) material software created by or for Seller, within the Intellectual Property included in the Purchased Assets (“Purchased IP”). Seller owns or has adequate, valid and enforceable rights to use all the Purchased IP, free and clear of all Encumbrances. Seller is not bound by any outstanding judgment, injunction, order or decree restricting the use of the Purchased IP, or restricting the licensing thereof to any person or entity. With respect to the registered Intellectual Property listed on Schedule 3.06(b) of the Disclosure Schedules, (i) all such Intellectual Property is valid, subsisting and in full force and effect; and (ii) Seller has paid all maintenance fees and made all filings required to maintain Seller’s ownership thereof. For all such registered Intellectual Property, Schedule 3.06(b) of the Disclosure Schedules lists (i) the jurisdiction where the application or registration is located; (ii) the application or registration number; (iii) the application or registration date; and (iv) the application expiration dates.

(c)     To Seller’s knowledge, Seller’s prior and current use of the Purchased IP has not and does not infringe, violate, dilute or misappropriate the Intellectual Property of any person or entity and there are no claims pending or threatened by any person or entity with respect to the ownership, validity, enforceability, effectiveness or use of the Purchased IP. To Seller’s knowledge, no person or entity is infringing, misappropriating, diluting or otherwise violating any of the Purchased IP, and neither Seller nor any affiliate of Seller has made or asserted any claim, demand or notice against any person or entity alleging any such infringement, misappropriation, dilution or other violation.

Section 3.07 Assigned Contracts. Schedule 3.07 of the Disclosure Schedules includes each contract included in the Purchased Assets and being assigned to and assumed by Buyer (the “Assigned Contracts”). Each Assigned Contract is valid and binding on Seller in accordance with its terms and is in full force and effect and may be assigned to Buyer as contemplated hereby. None of Seller or, to Seller’s knowledge, any other party thereto is in material breach of or material default under (or is alleged to be in breach of or default under), or has provided or received any notice of any intention to terminate, any Assigned Contract. To Seller’s knowledge, no event or circumstance has occurred that, with or without notice or lapse of time or both, would constitute an event of default under any Assigned Contract or result in a termination thereof or would cause or permit the acceleration or other changes of any right or obligation or the loss of benefit thereunder. Complete and correct copies of each Assigned Contract have been made available to Buyer. There are no disputes pending or, to Seller’s knowledge, threatened under any Assigned Contract.

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Section 3.08 Permits. Schedule 3.08 of the Disclosure Schedules lists all material permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained from governmental authorities included in the Purchased Assets (the “Seller Permits”). The Seller Permits are valid and in full force and effect. All fees and charges with respect to such Seller Permits as of the date hereof have been paid in full. No event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse or limitation of any Seller Permit.

Section 3.09 Non-foreign Status. Seller is not a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2.

Section 3.10 Compliance With Laws. Seller has complied, and is now complying, with all applicable federal, state and local laws and regulations applicable to ownership and use of the Business or the Purchased Assets except where the failure to be in compliance would not have a material adverse effect, provided, that to the extent that federal laws impose restrictions, standards, requirements, penalties or conditions with respect to the trafficking or sale of cannabis related products inconsistent with applicable state or local laws, the term “applicable law” shall refer only to such state or local laws, and shall expressly exclude such conflicting federal laws.

Section 3.11 Legal Proceedings. There is no claim, action, suit, proceeding or governmental investigation (“Action”) of any nature pending or, to Seller’s knowledge, threatened against or by Seller (a) relating to or affecting the Business, the Purchased Assets or the Assumed Liabilities; or (b) that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 3.12 Taxes. Except as set forth on Schedule 3.12 of the Disclosure Schedules, all Taxes due and owing by Seller have been, or will be, timely paid. Except as set forth on Schedule 3.12 of the Disclosure Schedules, no extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of Seller. All Tax returns required to be filed by Seller for any Tax periods prior to Closing have been, or will be, timely filed. Such Tax returns are, or will be, true, complete and correct in all respects. The term “Taxes” means all federal, state, local, foreign, and other income, gross receipts, sales, use, production, ad valorem, transfer, documentary, franchise, registration, profits, license, withholding, payroll, employment, unemployment, excise, severance, stamp, occupation, premium, property (real or personal), customs, duties, or other Taxes, fees, assessment, or charges of any kind whatsoever, together with any interest, additions, or penalties with respect thereto.

Section 3.13 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

Section 3.14 Employees. Schedule 3.14 of the Disclosure Schedules contains a true, correct and complete list of all employees of Seller for which Buyer has agreed to make offers of employment. None of the employees are subject to any collective bargaining, union or labor contract and all of the employees are at-will employees. Seller has complied, in all material respects, with all applicable laws with respect to its employees, including under Seller’s employee benefit plans, and there are no pending or, to the knowledge of Seller, threatened claims against Seller or its employees (in their respective capacities as such) or affiliates by any of the employees listed on Schedule 3.14. of the Disclosure Schedules

Section 3.15 Description of Leased Real Property. Schedule 3.15 of the Disclosure Schedules contains a correct legal description, street address and Tax parcel identification number of all tracts, parcels and subdivided lots in which Seller has a leasehold interest and an accurate description (by location, name of lessor, date of lease and term expiry date) of all real property leases.

Section 3.16 Compliance with OFAC. None of Seller, or any director, manager, officer, agent, employee or affiliate of Seller is a Person (as defined in the Securities Act) that is, or is owned or controlled by a Person that is, currently the subject or target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”). Seller has not engaged in

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and is not now engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, and Syria.

Section 3.17 No Other Representations and Warranties. Except for the representations and warranties contained in this Article III (including the related portions of the Disclosure Schedules), neither Seller nor any other person or entity has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Seller, including any representation or warranty as to the accuracy or completeness of any information regarding the Business and the Purchased Assets furnished or made available to Buyer and its agents and representatives (including any information, documents or material made available to Buyer in the Data Room hosted on DropBox, management presentations or in any other form in expectation of the transactions contemplated hereby) or as to the future revenue, profitability or success of the Business, or any representation or warranty arising from statute or otherwise in law.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER

Parent and Buyer jointly and severally represent and warrant to Seller that the statements contained in this Article IV, are true and correct as of the date hereof as follows:

Section 4.01 Organization and Authority of Buyer; Enforceability. Each of Parent and Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer is a wholly-owned subsidiary of Parent. Each of Parent and Buyer has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by each of Parent and Buyer of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Parent or Buyer as applicable. This Agreement and the documents to be delivered hereunder to which Parent or Buyer is a party have been duly executed and delivered by such party, and (assuming due authorization, execution and delivery by Seller) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of such party enforceable against such party in accordance with their respective terms, subject to the Enforceability Exceptions.

Section 4.02 No Conflicts; Consents. The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of incorporation, by-laws or other organizational documents of Buyer or Parent; or (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer. Except as set forth in Schedule 4.02 of the Disclosure Schedules, no consent, approval, waiver or authorization is required to be obtained by Buyer from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby.

Section 4.03 Solvency. After the Closing and after giving effect to this Agreement and the other transactions contemplated hereby, each of Parent and Buyer expects and believes in good faith that it will not be insolvent (either because its financial condition will be such that the sum of its debts is greater than the fair value of its assets or because the present fair salable value of its assets would be less than the amount required to pay its probable liability on debts as they become absolute and matured).

Section 4.04 Legal Proceedings. There is no Action of any nature pending or, to Buyer’s knowledge, threatened against or by Buyer that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 4.05 Brokers. Except as set forth on Schedule 4.05 of the Disclosure Schedules, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

Section 4.06 SEC Reports. Parent, since the initial public offering, has timely filed all forms, reports, schedules, statements, registration statements, prospectuses and other documents required to be filed or furnished by Parent with the SEC under the Securities Act of 1933, as amended (the “Securities Act”) and/or the Securities Exchange Act of

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1934, as amended (the “Exchange Act”), together with any amendments, restatements or supplements thereto (all such filing, the “SEC Reports”). The SEC Reports (x) were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (y) did not, as of their respective effective dates (in the case of SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and at the time they were filed with the SEC (in the case of all other SEC Reports) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of the date hereof, there are no material outstanding or unresolved comments in comment letters from the SEC staff with respect to Parent or the SEC Reports. As of the date hereof, (i) none of the SEC Reports is the subject of ongoing SEC review or outstanding SEC comments and (ii) neither the SEC nor any other governmental authority is conducting any investigation or review of any SEC Report.

Section 4.07 Trust Account. Parent has made available to the Company a true, correct and complete copy of the fully executed Investment Management Trust Agreement (the “Trust Agreement”), dated as of February 11, 2020, by and between Parent and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Parent has at least One Hundred Seventy-Two Million Five Hundred Thousand and 00/100 Dollars ($172,500,000) in the account established by Parent for the benefit of certain stockholders of Parent (the “Trust Account”), with such funds invested in government securities or money market funds meeting certain conditions pursuant to the Trust Agreement. The Trust Agreement is in full force and effect and is a legal, valid and binding obligation of Parent and, to Parent’s knowledge, the Trustee, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Trust Agreement has not been terminated, repudiated, rescinded, amended or supplemented or modified, in any respect, and no such termination, repudiation, rescission, amendment, supplement or modification is contemplated. There are no side letters and (except for the Trust Agreement) there are no agreements, contracts, arrangements or understandings, whether written or oral, with the Trustee or any other person that would (i) cause the description of the Trust Agreement in the SEC Reports to be inaccurate or (ii) entitle any person (other than holders of Parent common stock, par value $0.0001 per share (the “Parent Common Stock” who have elected to redeem their Parent Common Stock in accordance with the Parent’s charter documents) to any portion of the proceeds in the Trust Account. Except in connection with a Business Combination (as defined below) consummated in accordance with all rules and regulations applicable to Parent, none of the funds held in the Trust Account may be released, except to pay income and franchise taxes from any interest earned in the Trust Account and to redeem Parent Common Stock in accordance with the provisions of Parent’s charter documents. There is no Action pending or threatened with respect to the Trust Account.

Section 4.08 Independent Investigation. Buyer has conducted its own independent investigation, review and analysis of the Business and the Purchased Assets, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of Seller for such purpose. Buyer acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer has relied solely upon its own investigation and the express representations and warranties of Seller set forth in Article III of this Agreement (including related portions of the Disclosure Schedules); and (b) neither Seller nor any other person or entity has made any representation or warranty as to Seller, the Business, the Purchased Assets or this Agreement, except as expressly set forth in Article III of this Agreement (including the related portions of the Disclosure Schedules).

Section 4.09 No Other Representations and Warranties. Except for the representations and warranties contained in this Article IV (including the related portions of the Disclosure Schedules), none of Parent, Buyer, or any other person or entity has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Parent or Buyer, including any representation or warranty as to the accuracy or completeness of any information regarding the Business and the Purchased Assets furnished or made available to Buyer and its agents as to the future revenue, profitability or success of Buyer, or any representation or warranty arising from statute or otherwise in law.

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ARTICLE V
COVENANTS

Section 5.01 Employees and Employment.

(a)     Effective as of the Closing, Seller shall terminate the employment of each of the employees listed on Schedule 3.14 of the Disclosure Schedules and pay all amounts due to such employees as of the Closing including salaries, benefits and severance, if any, owed to such employees at the time of termination. Buyer has or will offer employment to all of the employees of Seller set forth on Schedule 3.14 of the Disclosure Schedules for employment to be effective on the Closing (the employees of Seller who accept such employment and commence employment on the Closing, the “Transferred Employees”). The employees of Seller who are not offered employment with or who do not accept employment with Buyer shall be referred to herein as “Non-Transferred Employees.” Seller hereby consents to the hiring of such employees by Buyer and waives, with respect to the employment by Buyer of such employees, any claims or rights Seller may have against Buyer or any such employee under any non-competition, confidentiality or employment agreement. Buyer shall be liable and hold Seller harmless for any claims relating to the employment of any Transferred Employee arising after the Closing to the extent not attributable to their employment prior to the Closing.

(b)    After the Closing, Buyer shall be solely responsible for the payment of all wages, salaries and other compensation and employee benefits (including any vacation pay, severance pay, notice pay, insurance, supplemental pension, deferred compensation, bonuses, retirement and any other benefits, premiums, claims and related costs) to any of the Transferred Employees relating to or arising out of their employment with Buyer or any of its affiliates.

(c)     For the avoidance of doubt and notwithstanding anything in this Agreement, the United States Internal Revenue Code of 1986, as amended (the “Code”), Employee Retirement Income Security Act of 1974, as amended, or the treasury regulations promulgated under the Code, including any temporary regulations. (“Treasury Regulations”) to the contrary, if Seller and any entity that is considered a single employer with Seller under Section 414 of the Code cease to sponsor all employee benefit plans that are group health plans in connection with the transactions contemplated by this Agreement, Seller and Buyer hereby agree that the any “M&A qualified beneficiaries” as defined in Treasury Regulation Section 54.4890B-9, Q&A-4, shall be eligible to receive group health plan continuation or conversion coverage required under Section 4980B of the Code (the “Required COBRA Coverage”) under a group health plan of Buyer and that Seller shall have no liability whatsoever for providing the Required COBRA Coverage. To facilitate the provision of the Required COBRA Coverage to the “M&A qualified beneficiaries” and to provide insured group medical coverage to the Transferred Employees, Buyer shall establish an insured group medical plan that provides health and welfare benefits that are substantially similar, in the aggregate, to the benefits provided by Seller immediately prior to Closing. To prevent any gaps in health care coverage, the insured group health plan of Buyer shall be effective no later than the Closing Date and both the Non-Transferred Employees who are “M&A qualified beneficiaries” and Transferred Employees shall be eligible to participate in such plan immediately following the Closing.

(d)    Notwithstanding anything in this Agreement to the contrary, no Transferred Employee, and no other employee or contractor of Seller, shall be deemed to be a third-party beneficiary of this Agreement.

Section 5.02 Public Announcements.

(a)     The parties agree that no public release, filing or announcement concerning this Agreement or the Transaction Documents (as defined below) or the transactions contemplated hereby or thereby shall be issued by any party or any of their respective affiliates without the prior written consent (not be unreasonably withheld, conditioned or delayed) of Parent, Buyer and Seller, except as such release or announcement may be required by applicable laws or the rules or regulations of any securities exchange, in which case the applicable party shall use commercially reasonable efforts to allow Parent, Buyer and Seller reasonable time to comment on, and arrange for any required filing with respect to, such release or announcement in advance of such issuance.

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(b)    Parent and Seller shall mutually agree upon and, as promptly as practicable after the execution of this Agreement, issue a press release announcing the execution of this Agreement (the “Signing Press Release”). Promptly after the issuance of the Signing Press Release (but in any event within four (4) business days after the execution of this Agreement), Parent shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by applicable laws, which Seller shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with Seller reviewing, commenting upon and approving such Signing Filing in any event no later than the third (3rd) business day after the execution of this Agreement). Parent and Seller shall mutually agree upon and, as promptly as practicable after the Closing, issue a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”). Promptly after the issuance of the Closing Press Release (but in any event within four (4) business days after the Closing), Parent shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by applicable laws which Seller shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with the Selling Securityholders’ Representative commenting upon and approving such Closing Filing in any event no later than the third (3rd) business day after the Closing). In connection with the preparation of the Signing Press Release, the Signing Filing, the Closing Filing, the Closing Press Release, or any other report, statement, filing notice or application made by or on behalf of a party to any governmental authority or other third party in connection with the transactions contemplated hereby, each party shall, upon request by any other party, furnish the parties with all information concerning themselves, their respective directors, officers and equity holders as may be necessary in connection with the preparation of such report, statement, filing notice or application, and such other matters as may be reasonably necessary or advisable in connection with the transactions contemplated hereby.

Section 5.03 Bulk Sales Laws. The parties hereby waive compliance with the provisions of any bulk sales, bulk transfer or similar laws of any jurisdiction (“Bulk Sales Laws”) that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Buyer.

Section 5.04 Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the documents to be delivered hereunder shall be borne by Seller when due. Seller shall, at its own expense, timely file any Tax return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).

Section 5.05 Further Assurances. Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the documents to be delivered hereunder.

Section 5.06 Confidentiality. From and after the Closing, Seller shall, and shall cause its affiliates to, hold, and shall use its reasonable best efforts to cause its or their respective directors, officers, employees, consultants, accountants, and other agents (“Representatives”) to hold, in confidence any and all information, whether written or oral, concerning the Business, except to the extent that Seller, can show that such information: (a) is generally available to and known by the public through no fault of Seller, its affiliates or their respective Representatives, (b) is lawfully acquired by Seller, its affiliates or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual, or fiduciary obligation or (c) as reasonably necessary to protect and preserve Seller’s rights under this Agreement or the Secured Note. If Seller, its affiliates, or any of their respective Representatives are compelled to disclose any information by governmental order or law, Seller shall promptly notify Buyer in writing and shall disclose only that portion of such information which is legally required to be disclosed, provided that Seller shall use reasonable best efforts to obtain as promptly as possible an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information. Each party acknowledges that the Multi-Party Nondisclosure Agreement, dated as of November 23, 2020 by and among Seller, Buyer and the other parties thereto shall remain in full force and effect until the Closing.

Section 5.07 Interim Operations of the Business. Prior to the Closing, except as otherwise provided in this Agreement or consented to in writing by Buyer (which consent shall not be unreasonably withheld or delayed), Seller shall operate the Business in good faith in the ordinary course of business, using reasonable efforts to maintain and preserve intact

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the current Business and operations and to preserve the rights, goodwill and relationships of its employees, customers, lenders, vendors, and others having relationships with the Business.

Section 5.08 Government Approvals. Each party hereto shall, as promptly as possible, use its reasonable best efforts to obtain, or cause to be obtained, all consents, authorizations, orders and approvals from all governmental authorities that may be or become necessary for its execution and delivery of this Agreement and the performance of its obligations pursuant to this Agreement and the other Transaction Documents. Each party shall cooperate fully with the other party and its affiliates in promptly seeking to obtain all such consents, authorizations, orders and approvals.

Section 5.09 Customer and Other Business Relationships. After the Closing, for a period of three (3) months, Seller will cooperate with Buyer in Buyer’s efforts to continue and maintain those business relationships of Seller existing prior to the Closing and relating to the Business, including relationships with lessors, employees, regulatory authorities, licensors, customers, suppliers and others; such cooperation not to exceed twenty (20) hours per week of services provided by employees or affiliates of Seller. Seller will satisfy the Excluded Liabilities in a manner that is not detrimental to the Business or the relationships. Seller will refer to Buyer all inquiries relating to the Business.

Section 5.10 Retention of and Access to Records. After the Closing Date, Buyer shall retain for a period consistent with Buyer’s record-retention policies and practices those records of Seller delivered to Buyer. Buyer also shall provide Seller and their representatives reasonable access thereto, during normal business hours and on at least three (3) days’ prior written notice, to enable them to prepare financial statements or Tax returns or deal with Tax audits. After the Closing Date, Seller shall provide Buyer and its Representatives reasonable access to records that are Excluded Assets, during normal business hours and on at least three (3) days’ prior written notice, for any reasonable business purpose specified by Buyer in such notice.

Section 5.11 Proxy Statement; Parent Stockholders’ Meeting.

(a)     As promptly as reasonably practicable after the date of this Agreement, Parent shall, in consultation with Seller, prepare and file with the SEC a preliminary proxy statement (the “Proxy Statement”) relating to the transactions contemplated by this Agreement to be used for soliciting proxies from Parent’s stockholders to obtain the requisite approval of the transactions contemplated hereby and the other matters to be voted on at a meeting of the Parent’s stockholders to be called and held for such purpose (the “Parent Stockholders’ Meeting”) and to provide Parent’s stockholders an opportunity in accordance with Parent’s organizational documents to have their securities redeemed (the “Redemption”). Parent or Buyer, as applicable, shall notify Seller promptly upon the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other governmental authority for amendments or supplements to the Proxy Statement or any other SEC Reports required by the transactions contemplated hereby or for additional information. As promptly as practicable after receipt thereof, Parent or Buyer, as applicable, shall provide Seller and its counsel with copies of all written correspondence between Parent, Buyer or any of their representatives, on the one hand, and the SEC, or its staff or other government officials, on the other hand, with respect to the Proxy Statement or any other SEC Reports required by the transactions contemplated by this Agreement. Parent and Buyer shall permit Seller and its counsel to review the Proxy Statement and any exhibits, amendments or supplements thereto and shall consult with Seller and its advisors, in good faith, concerning any comments from the SEC with respect thereto, and shall reasonably consider and take into account the reasonable suggestions, comments or opinions of Seller and its advisors, and shall not file the Proxy Statement or any exhibits, amendments or supplements thereto or any response letters to any comments from the SEC without the prior written consent of Seller, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that Parent or Buyer, as applicable, shall be permitted to make such filing or response in the absence of such consent if the basis of Seller’s failure to consent is Seller’s unwillingness to permit the inclusion in such filing or response of information that, based on the advice of outside counsel to Buyer, is required by the SEC and United States securities laws to be included therein. Whenever any event occurs which would reasonably be expected to result in the Proxy Statement containing any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, Parent, Buyer or Seller, as the case may be, shall promptly inform the other parties of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of Parent, an amendment or supplement to the Proxy Statement.

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(b)    The Proxy Statement will be sent to Parent’s stockholders as soon as practicable following the date on which the SEC has confirmed that it has no further comments on the Proxy Statement (but in any event, within five (5) Business Days following such date) for the purpose of soliciting proxies from its stockholders to vote at the Parent Stockholders’ Meeting in favor of: (i) the adoption of this Agreement and the approval of the transactions contemplated hereby; (ii) approval of amendments to Parent’s organizational documents; (iii) approval of any other transactions expected to close in connection with the Closing hereof; (iv) approval of such other actions as Parent and Buyer deem necessary; and (v) the adjournment of the Parent Stockholders’ Meeting (the matters described in clauses (i) through (v), shall be referred to as the “Voting Matters” and approval of the Voting Matters by the stockholders of Parent at the Parent Stockholders’ Meeting or any postponement or adjournment thereof shall be referred to as the “Parent Stockholder Approval”). Parent shall keep Seller reasonably informed regarding all matters relating to the Voting Matters and the Parent Stockholders’ Meeting, including by promptly furnishing any voting or proxy solicitation reports received by Parent in respect of such matters and similar updates regarding the Redemption.

(c)     Seller shall provide Parent and Buyer, as promptly as reasonably practicable, with such information concerning Seller as may be necessary for the Proxy Statement and the other required SEC Reports to comply with all applicable provisions of and rules under the Securities Act, the Exchange Act and other applicable law in connection with the preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder, the calling and holding of the Parent Stockholders’ Meeting and the preparation and filing of any other required SEC Reports.

(d)    Subject to the fiduciary duties of its board of directors (i) Parent shall include in the Proxy Statement the unanimous recommendation of its board of directors that its stockholders vote in favor of the adoption of this Agreement and the approval of the transactions contemplated hereby, and shall otherwise take all lawful action to solicit and obtain the Parent Stockholder Approval and (ii) neither Parent’s board of directors nor any committee thereof shall withdraw or modify, or publicly propose or resolve to withdraw or modify in a manner adverse to Seller, the recommendation of Parent’s board of directors that the stockholders of Parent vote in favor of the Voting Matters.

Section 5.12 Further Assurances. The parties shall cooperate reasonably with each other and with their respective representatives in connection with any steps required to be taken as part of their respective obligations under this Agreement, and shall (a) furnish upon request to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the transactions contemplated hereunder and hereby. Without limiting the foregoing, prior to the filing of the Proxy Statement Seller shall deliver to Parent all financial statements required to be included in the Proxy Statement under the applicable rules and regulations of the SEC, unaudited financial statements for any subsequent periods and such other financial information required to be included in the Proxy Statement or subsequent filings with the Securities and Exchange Commission.

ARTICLE VI
CONDITIONS TO CLOSING

Section 6.01 Conditions to Obligations of All Parties. The obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a)     This Agreement will have been duly adopted through the receipt of the Parent Stockholder Approval.

(b)    No injunction or restraining order shall have been issued by any governmental authority, and be in effect, that restrains or prohibits any transaction contemplated hereby.

(c)     No governmental authority having jurisdiction over any party hereto shall have enacted, issued, promulgated, enforced, or entered any laws or orders, whether temporary, preliminary, or permanent, that make illegal, enjoin, or otherwise prohibit consummation of the transactions contemplated herein.

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(d)    All consents, approvals and other authorizations of any governmental authority set forth in Schedule 3.02 of the Disclosure Schedules or Schedule 4.02 of the Disclosure Schedules and required to consummate the transactions contemplated herein shall have been obtained, free of any condition that would reasonably be expected to have a material adverse effect on any party.

Section 6.02 The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer’s waiver, at or prior to the Closing, of each of the following conditions:

(a)     The representations and warranties of Seller contained in Article III shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have a material adverse effect.

(b)    Seller shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other deliverables pursuant to Section 2.02(a) (and together with the deliverables in Section 2.02(b)(ii)-(v), the “Transaction Documents”) to be performed or complied with by it prior to or on the Closing Date.

(c)     Seller shall have delivered to Buyer duly executed counterparts to the Transaction Documents (other than this Agreement) and such other documents and deliveries set forth in Section 2.02(a).

(d)    Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Seller, that each of the conditions set forth in Section 6.02(a) and Section 6.02(b) have been satisfied.

(e)     Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the manager of Seller authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(f)     Buyer shall have received a certificate pursuant to Treasury Regulations Section 1.1445-2(b) that Seller is not a foreign person within the meaning of Section 1445 of the Code duly executed by Seller.

(g)    If after giving effect to the completion of the Redemption and any financings undertaken by Parent in connection with the Closing, Parent shall have net tangible assets of less than Seventy Million Dollars ($70,000,000).

(h)    Since the date of this Agreement, Seller shall not have suffered a Material Adverse Effect.

For purposes hereof, a Material Adverse Effect means a change, effect, event, occurrence or circumstance, whether known or unknown, that is, individually or in the aggregate, materially adverse to the business, condition (financial or other), operations, results of operations, Purchased Assets, taken as a whole; provided, however, that in no event shall any of the following be deemed, either alone or in combination, to constitute, nor shall any of the following be taken into account in determining whether there has been, a Material Adverse Effect (except to the extent, in the case of clauses (i) and (ii) below, they have a disproportionate effect on Seller, taken as a whole, as compared to the other companies in the industry in which Seller operates): (i) changes in conditions in the U.S. or global economy, capital or financial markets generally, including, without limitation, changes in interest or exchange rates, (ii) changes in legal, tax, regulatory, political or business conditions that, in each case, generally affect the geographic regions or industries in which Seller conducts business, (iii) the negotiation, execution, announcement or performance of this Agreement or the transactions contemplated hereby or the consummation of the transactions contemplated by this Agreement, including, without limitation, the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, landlords, tenants, lenders, investors or employees, (iv) acts of war, armed hostilities, sabotage or terrorism, or any escalation or worsening of any such acts of war, armed hostilities, sabotage or terrorism that do not disproportionately affect Seller, (v) any pandemic, epidemic or any publicly declared health emergency; (vi) any action taken by Seller at the request of Parent or (vii) any failure to meet internal or published projections, estimates or forecasts of revenues, earnings, or other measures of financial or operating performance for any period (provided that the underlying changes, events, circumstances, conditions or effects that contributed to such failure may be being taken into account in determining whether such failure has resulted in a Material Adverse Effect).

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Section 6.03 Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Seller’s waiver, at or prior to the Closing, of each of the following conditions:

(a)     The representations and warranties of Buyer contained in Article IV shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have a material adverse effect on Buyer’s ability to consummate the transactions contemplated hereby.

(b)    Buyer shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other Transaction Documents to be performed or complied with by it prior to or on the Closing Date.

(c)     Buyer shall have delivered to Seller duly executed counterparts to the Transaction Documents (other than this Agreement) and such other documents and deliveries set forth in Section 2.02(b).

(d)    Seller shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Buyer, that each of the conditions set forth in Section 6.03(a) and Section 6.03(b) have been satisfied.

(e)     Seller shall have received certificates of the Secretary or an Assistant Secretary (or equivalent officer) of each of Parent and Buyer certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Parent or Buyer as applicable authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

ARTICLE VII
INDEMNIFICATION

Section 7.01 Survival. All representations, warranties, covenants and agreements contained herein and all related rights to indemnification shall survive the Closing for a period of eighteen (18) months provided, however, that claims based on the representations and warranties set forth in Section 3.01, Section 3.02, Section 3.03, Section 4.01, Section 4.02 and Section 4.05 (collectively, the “Fundamental Representations”) shall survive the Closing and shall continue for a period of six (6) years plus thirty (30) days.

Section 7.02 Indemnification by Seller. Seller shall defend, indemnify and hold harmless Parent, and its affiliates (including Buyer) and their respective equity holders, directors, officers and employees from and against all claims, judgments, damages, liabilities, settlements, losses, costs and expenses, including reasonable attorneys’ fees and documented disbursements (“Losses”) arising from or relating to:

(a)     any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement or any document to be delivered hereunder;

(b)    any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Seller pursuant to this Agreement or any document to be delivered hereunder; or

(c)     any Excluded Asset or Excluded Liability.

Section 7.03 Indemnification By Buyer. Buyer and Parent shall jointly and severally defend, indemnify and hold harmless Seller, its affiliates and their respective equity holders, directors, officers and employees from and against all Losses, arising from or relating to:

(a)     any inaccuracy in or breach of any of the representations or warranties of Buyer or Parent contained in this Agreement or any document to be delivered hereunder;

(b)    any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Buyer or Parent pursuant to this Agreement or any document to be delivered hereunder; or

(c)     any Assumed Liability.

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Section 7.04 Indemnification Procedures.

(a)     The party making a claim under this Article VII is referred to as the “Indemnified Party”, and the party against whom such claims are asserted under this Article VII is referred to as the “Indemnifying Party”.

(b)    Whenever an Action made or brought by any person who is not party to this Agreement (a “Third-Party Claim”) shall arise for indemnification hereunder, the Indemnified Party shall promptly provide written notice of such Third-Party Claim to the Indemnifying Party. Such notice by the Indemnified Party shall describe the Third-Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. In connection with any Third-Party Claim giving rise to indemnity hereunder resulting from or arising out of any Action by a person or entity who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action and the Indemnified Party shall cooperate in good faith in such defense. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. In the event that the Indemnifying Party assumes the defense of any Third-Party Claim, subject to this Section 7.04, it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third-Party Claim in the name and on behalf of the Indemnified Party. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including, but not limited to, settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed). Seller, Buyer and Parent shall cooperate with each other in all reasonable respects in connection with the defense of any Third-Party Claim, including making available (subject to the provisions of Section 5.06) records relating to such Third-Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third-Party Claim.

(c)     Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third-Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), except as provided in this Section 7.04(c). If a firm offer is made to settle a Third-Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in customary form, for the unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third-Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within ten (10) days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third-Party Claim and in such event, the maximum liability of the Indemnifying Party as to such Third-Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and also fails to assume defense of such Third-Party Claim, the Indemnifying Party may settle the Third-Party Claim upon the terms set forth in such firm offer to settle such Third-Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 7.04(b), it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).

(d)     Any claim by an Indemnified Party on account of a Loss which does not result from a Third-Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party prompt written notice thereof. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have thirty (30) days after its receipt of such notice to respond in writing to such

Annex C-17

Direct Claim. During such thirty (30)-day period, the Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Indemnified Party’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such thirty (30)-day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.

Section 7.05 No Claim Against Trust Account. Reference is made to the final prospectus of Parent, dated as of February 10, 2020, and filed with the SEC (File No. 333-235724) on February 10, 2020 (the “Prospectus”). Except as otherwise described in the Prospectus, monies from the Trust Account may be disbursed only: (a) to the public stockholders in the event they elect to redeem their Parent shares in connection with the consummation of Parent’s initial business combination (the “Business Combination”), (b) to the public stockholders if Parent fails to consummate a Business Combination within eighteen (18) months after the closing of the IPO (which time period may be extended as described in the Prospectus), (c) with respect to any interest earned on the amounts held in the Trust Account, as necessary to pay income or other tax obligations, or (d) to Parent after or concurrently with the consummation of a Business Combination. For and in consideration of Parent entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Agreement, neither the Company nor any of its affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between Parent or its Representatives, on the one hand, and Seller or its Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the (“Released Claims”). Unless specifically permitted by applicable law, Seller on behalf of itself and its affiliates hereby irrevocably waives any Released Claims that Seller or any of its affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with Parent or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of any agreement with Parent or its affiliates). Seller agrees and acknowledges that such irrevocable wavier is material to this Agreement and specifically relied upon by Parent and its affiliates to induce Parent to enter into this Agreement, and Seller further intends and understands such waiver to be valid, binding and enforceable against Seller and each of its affiliates under applicable law. To the extent Seller or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Parent or its Representatives, which proceeding seeks, in whole or in part, monetary relief against Parent or its Representatives, Seller hereby acknowledges and agrees that the sole remedy of Seller and its affiliates shall be against funds held outside of the Trust Account and that such claim shall not permit Seller or its affiliates (or any person claiming on any of their behalf or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event Seller or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Parent or its Representatives, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or Parent’s public stockholders, whether in the form of money damages or injunctive relief, Parent and its Representatives, as applicable, shall be entitled to recover from Seller and its affiliates the associated legal fees and costs in connection with any such action, in the event Parent or its Representatives, as applicable, prevails in such action or proceeding.

Section 7.06 Certain Limitations. The indemnification provided for in Section 7.02 and Section 7.03 shall be subject to the following limitations:

(a)     The amount of any and all indemnifiable Losses shall be determined net of any amounts actually recovered by the Indemnified Party under insurance policies or other collateral sources (such as contractual indemnities of any Indemnified Party which are contained outside of this Agreement) with respect to such Losses (net of any costs of recovery, insurance deductibles, chargebacks and to the extent reasonably quantifiable, increases in insurance premiums resulting from such insurance claim).

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(b)    Neither party shall be liable for any Losses pursuant to Section 7.02 unless and until the aggregate amount of such Losses pursuant to Section 7.02 exceeds One Hundred Thousand and 00/100 Dollars ($100,000) (the “Deductible”); provided that if the aggregate amount of such Losses (limited as provided in Section 7.06) pursuant to Section 7.02 equals or exceeds the Deductible, the Indemnified Party shall be entitled to recover those Losses beginning from the first dollar of such Losses, subject to the limitations in Section 7.05(c); provided, however, that the Deductible shall not apply to, and such party shall be responsible for one hundred percent (100%) of, Losses attributable to any outstanding Taxes or litigation disclosed on the Disclosure Schedules.

(c)     The aggregate amount of all Losses for which Seller shall be liable pursuant to Section 7.02, shall not exceed Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000).

(d)    Notwithstanding the foregoing, the limitations set forth in Section 7.06(b) and 7.06(c) shall not apply to Losses based upon, arising out of, with respect or, or by reason of any inaccuracy in or breach of any Fundamental Representation made by Seller.

Section 7.07 Payment of Indemnification. Parent and Buyer agree that for any indemnification payment owed by Seller to Buyer, such amounts shall (i) first be settled by offset against amounts otherwise payable to Seller pursuant to the Secured Note as provided in Section 7.08, and (ii) second, if there are insufficient amounts to make indemnification payments from the Secured Note, then within five (5) days of receipt of notice from Parent setting forth the shortfall between the amounts payable pursuant to the Secured Note and the indemnification payment (the “Shortfall”), Seller shall cause to be wired to Parent or Buyer, as instructed by Parent, an amount equal to the Shortfall. In the event Seller shall fail to pay the Shortfall as set forth in this Section 7.07, the amount of any Shortfall shall bear interest from and including the applicable due date at a rate of eight percent (8%) per annum. Such interest shall be calculated daily on the basis of a 365-day year and the actual number of days elapsed. Any indemnification payment owed by Buyer to Seller shall be paid by Buyer or Parent within five (5) days of receipt of notice from Seller containing a final, non-appealable judgment setting forth the indemnification amount by wire transfer using the wire instructions and other directions set forth on Schedule 1.04(a) of the Disclosure Schedules, or such other wire instructions as Seller may be provide to Buyer.

Section 7.08 Offset Against Promissory Note. In the event that Seller becomes obligated to Parent pursuant to an indemnification claim made by Parent against Seller under this Article VII or under any other sections of this Agreement, Parent shall have the right to make offset against amounts due Parent under the Secured Note, provided, however, that Seller can avoid any such offset, at Seller’s election, by making payment to Parent in cash of the full amount owed to Parent within five (5) days after receiving written notice from Parent that Parent intends to make such offset (the “Offset Notice”). Notwithstanding the foregoing, prior to Parent making an offset against amounts due from Seller under the Secured Note, Parent shall first deliver an Offset Notice to Seller at least fifteen (15) days prior to the effective date of any offset, which notice shall state the effective date of such offset and provide a summary of the reasons why such offset is being made. During the ten (10) day period commencing on the date the Offset Notice is delivered to Seller (the “Objection Period”), Seller shall be given the reasonable opportunity by Parent if appropriate under the facts and circumstances, to make a reasonable attempt to cure the situation giving rise to the offset claim and to state, in a writing delivered to Parent prior to the end of the Objection Period, the reasons why Seller objects to such offset (the “Offset Objection Notice”). Parent, in its reasonable discretion, may also agree to have its representatives meet with Seller’s representatives, during the Objection Period, to further discuss Seller’s reasons set forth in the Offset Objection Notice. At the end of Objection Period, Parent, in its sole discretion, may: (1) either accept or partially accept such reasons, and modify or reverse its decision to cause an offset to be made, or (2) reject such reasons and proceed with making the offset as of the effective date set forth in the Offset Notice but in any event will give Seller a response, provided, however, that in the event Parent makes an offset to which Seller has timely objected by delivery of an Offset Objection Notice to Parent within the Objection Period, any such offset may be disputed by Seller in an action commenced under Section 9.11 hereof, with such offset confirmed, modified or reversed in accordance with the dispute resolution procedures set forth in Section 9.11 hereof.

Section 7.09 Tax Treatment of Indemnification Payments. All indemnification payments made by Seller under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise agreed in writing by the parties.

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Section 7.10 Effect of Investigation. Buyer’s right to indemnification or other remedy based on the representations, warranties, covenants and agreements of Seller contained herein will not be affected by any investigation conducted by Buyer with respect to, or any knowledge acquired by Buyer at any time, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or agreement.

Section 7.11 Exclusive Remedies. Following the Closing, the provisions of this Article VII shall be the parties’ exclusive remedy for any and all claims relating to the subject matter of this Agreement or any of the other documents to be delivered hereunder, except for claims arising from intentional fraud, criminal activity or willful misconduct by the other party and claims for specific performance or other equitable remedies.

ARTICLE VIII
TERMINATION

Section 8.01 Termination. This Agreement may be terminated at any time prior to the Closing:

(a)     by the mutual written consent of Seller and Buyer;

(b)    by Buyer by written notice to Seller if:

(i)     Buyer is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Seller pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VI and such breach, inaccuracy or failure cannot be cured by Seller by August 31, 2021 (the “Drop Dead Date”); or

(ii)    any of the conditions set forth in Section 6.01 or Section 6.02 shall not have been fulfilled by the Drop Dead Date, unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

(c)     by Seller by written notice to Buyer if:

(i)     Seller is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Buyer pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VI and such breach, inaccuracy or failure cannot be cured by Buyer by the Drop Dead Date; or

(ii)    any of the conditions set forth in Section 6.01 or Section 6.03 shall not have been fulfilled by the Drop Dead Date, unless such failure shall be due to the failure of Seller to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or

(d)    by Buyer or Seller in the event that:

(i)     there shall be any law or order that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited;

(ii)    any governmental authority shall have issued an injunction, restraining order or any other order restraining or enjoining the transactions contemplated by this Agreement, and such order shall have become final and non-appealable.

Section 8.02 Effect of Termination. In the event of the termination of this Agreement in accordance with this Article VIII, this Agreement shall forthwith become void and there shall be no liability of any party hereto except:

(a)     as set forth in this Article VIII, Section 5.06 and Article IX; and

(b)    that nothing herein shall relieve any party hereto from liability for any intentional breach of any provision hereof.

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ARTICLE IX
MISCELLANEOUS

Section 9.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 9.02 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.02):

If to Seller: True Harvest, LLC

10768 E Acoma Dr.

Scottsdale, AZ 85255

Attention: Dieter Gable and Michael Macchiaroli

Email: dgable@tbconsulting.com; cpwatson6@gmail.com; m.macc76@gmail.com

With a copy (which shall not constitute notice) to:

Snell & Wilmer L.L.P.

350 South Grand Ave.

Suite 3100

Los Angeles, CA 90071

Attention: Joshua A. Schneiderman;

Christopher H. Bayley

E-mail: jschneiderman@swlaw.com; cbayley@swlaw.com

If to Buyer: Greenrose Acquisition Corp.

111 Broadway

Amityville, NY 11701

Attention: William F. Harley III

E-mail: mickey@greenrosecorp.com

With a copy (which shall not constitute notice) to:

Tarter Krinsky & Drogin LLP

1350 Broadway

11th Floor

New York, NY 10018

Attention: Guy N. Molinari

Email: gmolinari@tarterkrinsky.com

Section 9.03 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 9.04 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

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Section 9.05 Entire Agreement. This Agreement and the documents to be delivered hereunder constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and the documents to be delivered hereunder, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

Section 9.06 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 9.07 No Third-party Beneficiaries. Except as provided in Article VII, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 9.08 Amendment and Modification. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.

Section 9.09 Waiver. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 9.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Arizona without giving effect to any choice or conflict of law provision or rule (whether of the State of Arizona or any other jurisdiction).

Section 9.11 Dispute Resolution. Any dispute, claim, or controversy arising out of or relating to this Agreement, or the performance, breach, validity, interpretation, application, or termination thereof (“Dispute”) whether based on contract, tort, statute or other legal or equitable theory (including any claim of fraud, misrepresentation or fraudulent inducement or any question of validity or effect of this Agreement including this section) shall be settled by mediation and consultations between the parties initiated upon the written notice (the “Mediation Notice”) of any party. In the event of failure of such mediation and consultations to settle such Dispute in a manner acceptable to all parties within thirty (30) days following the Mediation Notice, then any such Dispute shall be finally resolved by arbitration initiated upon the written notice of any party. The arbitration shall be conducted in accordance with this Agreement and the then current American Arbitration Association Commercial Arbitration Rules (the “AAA Rules”) applying the Expedited Procedures of such AAA Rules, and judgment on the award may be entered in any court having jurisdiction thereof.

Section 9.12 Waiver of Trial by Jury. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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Section 9.13 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 9.14 Cannabis. The parties recognize that cannabis manufacturing and distribution, and cannabis businesses, are illegal under federal law, but are permitted under Arizona law if in compliance with Arizona statutes and regulations. The parties agree not to raise any defense or make any argument against, the enforceability or performance of this Agreement based on the illegality of cannabis under federal law, or the law of any other state.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SELLER
TRUE HARVEST, LLC
By:	/s/ Michael Macchiaroli
Name:	Michael Macchiaroli
Title:	Manager
PARENT
GREENROSE ACQUISITION CORP.
By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Chief Executive Officer
BUYER
TRUE HARVEST HOLDINGS, INC.
By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Chief Executive Officer

[SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT

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EXHIBIT A

(Secured Note)

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SECURED PROMISSORY NOTE

$25,000,000 ______________, 2021

1. FUNDAMENTAL PROVISIONS.

The following terms will be used as defined terms in this Secured Promissory Note (as it may be amended, modified, extended and renewed from time to time, the “Note”) and certain of the other Loan Documents (as hereinafter defined):

“Borrower” shall mean True Harvest Holdings, Inc., a Delaware corporation.

“Default Interest Rate” shall mean 10.00% per annum above the Interest Rate.

“Guaranteed Obligations” shall mean as defined in the Purchase Agreement.

“Guaranty” shall mean Parent’s guaranty of the Guaranteed Obligations pursuant to Section 1.08 of the Purchase Agreement.

“Indebtedness” shall mean, with respect to any Person, without duplication, (a) any obligation of such Person for borrowed money, including, without limitation, (i) any obligation of such Person evidenced by bonds, debentures, notes or other similar debt instruments and (ii) any obligation for borrowed money which is non-recourse to the credit of such Person but which is secured by a Lien on any asset of such Person, (b) any obligation of such Person on account of deposits or advances, (c) any obligation of such Person for the deferred purchase price of any property or services, except trade accounts payable, (d) any obligation of such Person as lessee under a capitalized lease, (e) any indebtedness of another Person secured by a Lien on any asset of such first Person, whether or not such Indebtedness is assumed by such first Person, (f) all guaranties of such Person, and (g) all other items that are liabilities on a balance sheet of such Person prepared in accordance with GAAP. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer.

“Interest Rate” shall mean a fixed rate of interest at all times equal to 8.00% per annum.

“Lender” shall mean True Harvest, LLC, an Arizona limited liability company.

“Lien” means any lien, pledge, mortgage, deed of trust, security interest, charge, claim, easement, encroachment or other similar encumbrance.

“Loan” shall mean the seller carryback loan from Lender to Borrower in the Loan Amount and evidenced by this Note.

“Loan Amount” shall mean $25,000,000, subject to reduction for Parent’s right to offset pursuant to Section 7.08 of the Purchase Agreement.

“Loan Documents” shall mean, collectively, this Note, the Security Agreement, any and all UCC financing statements perfecting Lender’s security interests in any collateral for the Loan, and any other documents evidencing the Loan or securing the repayment of the Note.

“Maturity Date” shall mean the date that is three (3) years from the date of issuance of this Note.

“Parent” shall mean Greenrose Acquisition Corp., a Delaware corporation.

“Purchase Agreement” shall mean that certain Asset Purchase Agreement dated March 12, 2021, by and between Lender, as seller, Parent, and Borrower, as buyer.

“Secured Obligations” shall mean, collectively, all of the liabilities and obligations of Borrower and Parent under the Purchase Agreement and the Loan Documents, including, without limitation, all of the obligations of Borrower to pay the Purchase Price (as defined in the Purchase Agreement) and all of the Guaranteed Obligations.

“Security Agreement” shall mean that certain Security Agreement dated ____________, 2021, by Borrower and Parent for the benefit of Lender.

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2. PROMISE TO PAY. For value received, Borrower promises to pay, in accordance with Paragraph 3(b) below, to the order of Lender at such place as the holder hereof may from time to time designate in writing, the Loan Amount, together with accrued interest from the date of disbursement on the unpaid principal balance at the Interest Rate. Lender and Borrower that this Note is the “Secured Note” under the Purchase Agreement.

3. INTEREST; PAYMENTS.

(a) Absent an Event of Default hereunder or under any of the Loan Documents, each advance made hereunder shall bear interest at the Interest Rate in effect from time to time.

(b) Commencing on _______________, 2021, and continuing on the corresponding day of each calendar quarter thereafter, Borrower shall make consecutive quarterly payments of all accrued, unpaid interest. On the Maturity Date, Borrower shall make a final “balloon” payment of all unpaid principal, accrued unpaid interest, and any other amounts due hereunder due and payable.

4. PREPAYMENT. Borrower may prepay the Loan, in whole or in part, at any time without penalty or premium. If Borrower prepays the Loan in full, Borrower shall simultaneously with such prepayment pay all accrued unpaid interest on the principal amount prepaid.

5. LAWFUL MONEY. Principal and interest are payable in lawful money of the United States of America.

6. APPLICATION OF PAYMENTS/DEFAULT INTEREST.

(a) Absent the occurrence of an Event of Default hereunder or under any of the other Loan Documents, any payments received by the holder hereof pursuant to the terms hereof shall be applied first to the payment of all interest accrued to the date of such payment, next to principal, and the balance, if any, to the payment of sums, other than principal and interest, due Lender pursuant to the Loan Documents. Any payments received by the holder hereof after the occurrence of an Event of Default hereunder or under any of the Loan Documents, shall be applied to the amounts specified in this Paragraph 6(a) in such order as the holder hereof may, in its reasonable discretion, elect.

(b) If any payment of interest and/or principal is not received by the holder hereof when such payment is due, then in addition to the remedies conferred upon the holder hereof pursuant to Paragraph 9 hereof and the other Loan Documents, the amount due and unpaid (including, without limitation, the late charge, if any) shall bear interest at the Default Interest Rate, computed from the date on which the amount was due and payable until paid, regardless of any notice and cure periods.

7. SECURITY. This Note is secured by the Security Agreement and the Pledge Agreement, each of which creates a lien on the property described therein.

8. EVENT OF DEFAULT. The occurrence of any one or more of the following shall constitute an “Event of Default” under this Note and the other Loan Documents:

(a) Failure by Borrower or Parent to pay any monetary amount when due under any Loan Document.

(b) Failure by Borrower or Parent to pay any monetary amount (i) within ten (10) days of when due and payable, if such amount is due with respect to an employee contract or other arrangement for the payment of employees of Borrower or Parent, (ii) within ten (10) days of when due and payable, if such amount is due with respect to a regular monthly, quarterly or annual payment of rent, and (iii) within thirty (30) days of when due and payable, with respect utility payments.

(c) Failure by Borrower or Parent to comply with any term or condition applicable to Borrower or Parent under any Loan Document and the expiration of thirty (30) days after written notice of such failure by Lender to Borrower.

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(d) Any representation or warranty by Borrower or Parent in any Loan Document is materially false, incorrect, or misleading as of the date made.

(e) Any final, non-appealable adverse decision, report or material penalty resulting from an inspection of Borrower’s operations or facility by any governmental authority.

(f) Borrower or Parent (i) is unable or admits in writing its inability to pay its respective monetary obligations as they become due, (ii) makes a general assignment for the benefit of creditors, or (iii) applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, or other custodian for itself or its property or any part thereof, or in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is appointed for it or its property or any part thereof, and such appointment is not discharged within sixty (60) days.

(g) Commencement of any case under the Bankruptcy Code, Title 11 of the United States Code, or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against Borrower or Parent and with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed with prejudice within sixty (60) days of the filing thereof.

(h) Commencement of any action or proceeding which seeks as one of its remedies the dissolution of Borrower or Parent.

(i) One or more final, non-appealable judgments from a court or before any governmental commission, board or authority which result in adverse determination against the Borrower in excess of Two Million ($2,000,000) in the aggregate.

(j) The failure to timely pay rent, utilities or employee wages.

(k) All or any material part of the property of Borrower or Parent is attached, levied upon, or otherwise seized by legal process, and such attachment, levy, or seizure is not quashed, stayed, or released within thirty (30) days of the date thereof.

(l) The occurrence of any default under any other Loan Document, including, without limitation, any default in any agreement, obligation or instrument between Borrower or Parent and any affiliate of Lender, which continues beyond any applicable notice and cure period.

9. REMEDIES. Upon the occurrence of an Event of Default, then at the option of Lender, the entire balance of principal together with all accrued interest thereon, and all other amounts payable by Borrower under the Loan Documents shall, without demand or notice, immediately become due and payable. Upon the occurrence of an Event of Default (and so long as such Event of Default shall continue), all amounts due and payable by Borrower under the Loan Documents shall bear interest at the Default Interest Rate, subject to the limitations contained in Paragraph 14 hereof. No delay or omission on the part of the holder hereof in exercising any right under this Note or under any of the other Loan Documents hereof shall operate as a waiver of such right.

10. WAIVER. Borrower, endorsers, guarantors, and sureties of this Note hereby waive diligence, demand for payment, presentment for payment, protest, notice of nonpayment, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, and notice of nonpayment, and all other notices or demands of any kind (except notices specifically provided for in the Loan Documents) and expressly agree that, without in any way affecting the liability of Borrower, endorsers, guarantors, or sureties, the holder hereof may extend any maturity date or the time for payment of any installment due hereunder, otherwise modify the Loan Documents, accept additional security, release any Person liable, and release any security or guaranty. Borrower, endorsers, guarantors, and sureties waive, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense.

11. CHANGE, DISCHARGE, TERMINATION, OR WAIVER. No provision of this Note may be changed, discharged, terminated, or waived except in a writing signed by the party against whom enforcement of the change, discharge, termination, or waiver is sought. No failure on the part of the holder hereof to exercise and no delay by the holder hereof in exercising any right or remedy under this Note or under the law shall operate as a waiver thereof.

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12. ATTORNEYS’ FEES. If this Note is not paid when due or if any Event of Default occurs, Borrower promises to pay all reasonable and documented costs of enforcement and collection and preparation therefor, including but not limited to, reasonable attorneys’ fees, whether or not any action or proceeding is brought to enforce the provisions hereof (including, without limitation, all such costs incurred in connection with any bankruptcy, receivership, or other court proceedings (whether at the trial or appellate level)).

13. SEVERABILITY. If any provision of this Note is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect.

14. INTEREST RATE LIMITATION. Borrower hereby agrees to pay an effective rate of interest that is the sum of the interest rate provided for herein, together with any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Loan, including, any other fees to be paid by Borrower pursuant to the provisions of the Loan Documents. Lender and Borrower agree that none of the terms and provisions contained herein or in any of the Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of Arizona. In such event, if any holder of this Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the State of Arizona, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of the holder, be credited to the payment of other amounts payable under the Loan Documents or returned to Borrower.

15. NUMBER AND GENDER. In this Note the singular shall include the plural and the masculine shall include the feminine and neuter gender, and vice versa.

16. HEADINGS. Headings at the beginning of each numbered section of this Note are intended solely for convenience and are not part of this Note.

17. INTEGRATION. The Loan Documents contain the complete understanding and agreement of the holder hereof and Borrower and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations.

18. BINDING EFFECT. The Loan Documents will be binding upon, and inure to the benefit of, the holder hereof, Borrower, and their respective successors and assigns. Borrower may not delegate its obligations under the Loan Documents.

19. SURVIVAL. The representations, warranties, and covenants of the Borrower in the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of the Loan.

20. GOVERNING LAW; JURISDICTION.

(a) THIS NOTE HAS BEEN DELIVERED IN ARIZONA, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.

(b) Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Lender or any affiliate of the Lender in any way relating to this Note or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Arizona sitting in Maricopa County, and of the United States District Court of the District of Arizona , and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Arizona State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note or in any other Loan Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Note or any other Loan Document against the Borrower or any other Loan Party or its properties in the courts of any jurisdiction.

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21. JURY WAIVER. BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR ANY OTHER RELATED DOCUMENT OR LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

22. TIME OF THE ESSENCE. Time is of the essence with regard to each provision of the Loan Documents as to which time is a factor.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.

True Harvest Holdings, Inc., a Delaware corporation
By:
Name:
Title:

Annex C-31

EXHIBIT B

(Security Agreement)

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SECURITY AGREEMENT

This SECURITY AGREEMENT (“Agreement”), dated as of _______________, 2021, is between True Harvest Holdings, Inc., a Delaware corporation (“Debtor”), and Greenrose Acquisition Corp., a Delaware corporation (“Parent”), and True Harvest, LLC, an Arizona limited liability company (together with its successors and assigns, the “Secured Party”).

WHEREAS, Debtor has executed that certain Secured Promissory Note dated as of even date herewith (as it may be amended, modified, extended, restated, in whole or in part, and renewed from time to time, the “Closing Note”) payable to the order of Secured Party, as lender, pursuant to which the Secured Party has made a loan (the “Closing Loan”) to Debtor in the original principal amount of $25,000,000 and Debtor may issue a Secured Promissory Note (as it may be amended, modified, extended, restated, in whole or in part, and renewed from time to time, the “Earnout Note,” and together with the Closing Note, the “Notes”) payable to the order of Secured Party, evidencing Debtor’s obligation to pay the Earnout Payment (as defined in that certain Asset Purchase Agreement dated as of the date hereof by and among Debtor, Parent and Secured Party, the “Asset Purchase Agreement,” capitalized but undefined terms used in this Agreement shall have the meaning set forth in the Asset Purchase Agreement) in the original principal amount of up to $35,000,000 (the “Earnout Loan,” and together with the Closing Loan, the “Loans”).

WHEREAS, it is a condition precedent to Secured Party, as seller, entering into the Purchase Agreement, and to Secured Party’s making the Loans to the Debtor under the Notes that the Debtor execute and deliver to the Secured Party a security agreement in substantially the form hereof; and

WHEREAS, the Debtor wishes to grant a security interest in favor of the Secured Party as herein provided;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

2. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Notes. The term “State,” as used herein, means the State of Arizona.

3. Grant of Security Interest. The Debtor hereby grants to the Secured Party, to secure the payment and performance in full of all of the Secured Obligations, a security interest in the Collateral, as described on Exhibit A attached hereto and made a part hereof.

4. Authorization to File Financing Statements. The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request. The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

5. Other Actions. To further the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in the Collateral, and without limitation on the Debtor’s other obligations in this Agreement, the Debtor agrees, in each case at the Debtor’s expense, to take the following actions with respect to the following Collateral:

5.1 Other Actions as to Any and All Collateral. Each of the Parent and the Debtor further agrees, at the request and option of the Secured Party, to take any and all other actions the Secured Party may determine to be necessary for the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate,

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filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Parent or the Debtor’s signature thereon is required therefor, (b) causing the Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party, and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

6. Perishable Items. The Debtor agrees and acknowledges that to the extent Debtor is deemed to have a right in any portion of the Collateral that contains perishable commodities, and that, in the Event of Default, if such Collateral is found to have perished then the Secure Party will be entitled to monetary damages and claims against the Debtor with respect to such Collateral.

7. Representations and Warranties of Debtor. The Debtor represents and warrants to the Secured Party as follows: (a) Debtor’s exact legal name is that indicated on Schedule 1 hereto and on the signature page hereof, (b) Debtor is an organization of the type set forth in Schedule 1 hereto, (c) Schedule 1 hereto accurately sets forth the Debtor’s chief executive office, as well as the Debtor’s mailing address, if different, and (d) all other information set forth on Schedule 1 hereto pertaining to the Debtor is accurate and complete.

8. Covenants Concerning Debtor’s Legal Status. The Debtor covenants with the Secured Party as follows: (a) without providing at least thirty (30) days prior written notice to the Secured Party, the Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address, and (b) the Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

9. Representations and Warranties Concerning Collateral, etc. Each of the Parent and the Debtor further represents and warrants to the Secured Party as follows: (a) the Debtor is the owner of the Collateral, free from any right or claim or any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement or any security interest existing on the Collateral prior to Debtor’s purchase of such Collateral pursuant to the Purchase Agreement, (b) [intentionally omitted], (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the Debtor holds no commercial tort claim, and (e) the Debtor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (f) all other information provided by Debtor pertaining to the Collateral is accurate and complete.

10. Covenants Concerning Collateral, etc. Each of the Parent and the Debtor further covenants with the Secured Party as follows: (a) except for the security interest herein granted, the Debtor shall be the owner of the Collateral free from any right or claim of any other person, lien, security interest or other encumbrance, and the Parent and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (b) neither the Parent nor the Debtor shall pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any person, other than the Secured Party, (c) the Parent and the Debtor will keep the Collateral in good order and repair (ordinary wear and tear excepted) and will not use the same in violation of law or any policy of insurance thereon, (d) the Parent and the Debtor will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located, (e) the Parent and the Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (f) the Parent and the Debtor will continue to operate the Debtor’s business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (g) neither the Parent nor the Debtor

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will sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales of inventory in the ordinary course of business, and (ii) sales or other dispositions of obsolescent items of equipment consistent with past practices.

11. Remedies upon an Event of Default. Prior to selling or otherwise disposing of the Collateral to any third-party person or entity, the Secured Party shall give the Parent and the Debtor at least sixty (60) days after the occurrence of an Event of Default to pay off all of the Secured Obligations, including any penalties and interest thereon. In the event that the Parent and Debtor fully pay off such Secured Obligations (including penalties and interest thereon) within such sixty (60) day period, then the Secured Party shall promptly return the Collateral to the Debtor and shall take such actions as are reasonably necessary to release any liens on the Collateral. In the event that the Debtor or Parent do not make any such payment within such sixty (60) day period, then the Secured Party shall be permitted to take any actions it deems reasonably necessary with respect to the Collateral. For the avoidance of doubt, this Section 10 does not limit the right of the Secured Party to exercise its rights set forth in this Agreement, including, but not limited to, the right to appoint a receiver with respect to the Collateral, the right to take possession of the Collateral pursuant to Section 15 and the right to exercise its foreclosure rights pursuant to the UCC.

12. Collateral Protection Expenses; Preservation of Collateral.

12.1 Expenses Incurred by Secured Party. In the Secured Party’s discretion, if the Debtor or Parent fails to do so, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. Each of the Parent and the Debtor agrees to reimburse the Secured Party on demand for reasonable expenditures so made. The Secured Party shall have no obligation to the Parent or the Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Event of Default.

12.2 Secured Party’s Obligations and Duties. Anything herein to the contrary notwithstanding, the Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

13. Securities and Deposits. The Secured Party may, at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Secured Obligations. Whether or not any Secured Obligations are due, the Secured Party may, following and during the continuance of an Event of Default, demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Secured Obligations, any deposits or other sums at any time credited by or due from the Secured Party to the Debtor may at any time be applied to or set off against any of the Secured Obligations.

14. Notification to Account Debtors and Other Persons Obligated on Collateral. If an Event of Default shall have occurred and be continuing, the Debtor shall, at the request and option of the Secured Party, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party’s agent therefor, and the Secured Party may itself, if an Event of Default shall have occurred and be continuing, upon notice to the Debtor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Parent and the Debtor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Parent or the Debtor as trustee for the Secured

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Party without commingling the same with other funds of the Parent and the Debtor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Secured Party to the Secured Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

15. Power of Attorney.

15.1 Appointment and Powers of Secured Party. Each of the Debtor and Parent hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Debtor or Parent or in the Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Debtor or Parent, without notice to or assent by the Debtor or Parent, to do the following:

(a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Debtor’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein, in order to effect the intent of this Agreement, all at least as fully and effectively as the Debtor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state, local or other agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities, and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral;

(b) to the extent that the Debtor’s authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Debtor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Debtor’s name such financing statements and amendments thereto and continuation statements which may require the Debtor’s signature; and

(c) upon the occurrence and during the continuance of an Event of Default, generally to exercise any self-help remedies with respect to any of the Collateral, and to take any and all such actions as the Secured Party deems necessary or useful to protect and preserve the Collateral and the Secured Party’s security interest therein, including, but not limited to, having the right to immediately access the Debtor’s premises in order to secure and preserve the Collateral.

15.2 Ratification by Debtor. To the extent permitted by law, each of the Debtor and Parent hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

15.3 No Duty on Secured Party. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for the Secured Party’s own gross negligence or willful misconduct.

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16. Rights and Remedies.

16.1 If an Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon the Debtor have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Parent or the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require the Parent and the Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Debtor’s principal office(s) or at such other locations as the Secured Party may reasonably designate. In addition, each of the Debtor and Parent waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

16.2 If an Event of Default shall have occurred and be continuing, and in addition to any other rights and remedies, as a matter of right and without notice to Debtor or anyone claiming under Debtor, and without regard to the then value of the Collateral or the interest of Debtor therein, or the solvency of Debtor, Secured Party may seek the appointment of a receiver for Debtor and/or the Collateral. Each of the Parent and the Debtor waives any right to a hearing or notice of hearing prior to the appointment of a receiver and irrevocably consents to such appointment. Such receiver shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of Secured Party in case of entry as provided above and shall continue as such and exercise all such powers until the later of the date of confirmation of sale of the Collateral or the date of expiration of any redemption period, unless such receivership is sooner terminated. All expenses incurred by the receiver or its agents, including obligations to repay funds borrowed by the receiver, shall constitute a part of the Secured Obligations. Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including reasonable attorneys’ fees incurred by the receiver and Secured Party, together with interest thereon at the Default Interest Rate from the date incurred until paid, and the balance shall be applied toward the Secured Obligations or in such other manner as the court may direct.

17. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, each of the Parent and the Debtor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (f) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (g) to dispose of assets in wholesale rather than retail markets, (h) to disclaim disposition warranties, (i) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (j) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. Each of the Parent and the Debtor acknowledges that the purpose of this Section 16 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party’s duties under the Uniform Commercial Code or other law of the State or any other relevant jurisdiction in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 16. Without limitation upon the foregoing, nothing contained in this Section 16 shall be construed to grant any rights to the Parent or the Debtor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 16.

Annex C-37

18. No Waiver by Secured Party, etc. The Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Secured Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Secured Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

19. Suretyship Waivers by Debtor. Each of the Parent and the Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Secured Obligations and the Collateral, each of the Parent and the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11.2. Each of the Parent and the Debtor further waives any and all other suretyship defenses.

20. Marshaling. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each of the Parent and the Debtor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each of the Parent and the Debtor hereby irrevocably waives the benefits of all such laws.

21. Proceeds of Dispositions; Expenses. The Parent and Debtor shall pay to the Secured Party on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party’s rights and remedies under or in respect of any of the Secured Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Secured Obligations in such order or preference as the Secured Party may determine proper allowance and provision being made for any Secured Obligations not then due. Upon the final payment and satisfaction in full of all of the Secured Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Parent and the Debtor. In the absence of final payment and satisfaction in full of all of the Secured Obligations, the Parent and the Debtor shall remain liable for any deficiency.

22. Overdue Amounts. Until paid, all amounts due and payable by the Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the default rate of interest provided in the Notes.

23. Reporting.

23.1 Subject to the Secured Party having entered into a confidentiality agreement in the form attached hereto as Exhibit B (such agreement, a “Confidentiality Agreement”), Parent and Debtor shall provide Secured Party with such financial statements and reports as Secured Party may reasonably request from time to time that Parent prepares in its ordinary course of business and that relate to Debtor and/or the Collateral.

23.2 Promptly but in any event no later than five (5) days after the end of each month, Debtor shall submit to Secured Party an email confirmation that all rent, utilities and employee wages have been paid for the preceding month.

Annex C-38

23.3 No later than five (5) days after discovery, Debtor shall submit to Secured Party a written notice of all actions, suits or proceedings filed or threatened against or affecting Debtor in any court or before any governmental commission, board, or authority which, if adversely determined (i) may result in a judgment, adverse determination, or other detriment against Debtor in excess of Two Hundred Fifty Thousand Dollars ($250,000).

23.4 Immediately after discovery, Debtor shall submit to Secured Party a written notice of any loss of or material damage to any Collateral or of any substantial adverse change in any Collateral or the prospect of its payment.

23.5 Promptly but in any event no later than five (5) days after receipt of notice of a material violation by any governmental authority.

23.6 Promptly but in any event no later than forty-eight (48) hours after receipt of a failed inspection, deficiency report or other citation from the Arizona Department of Health and Safety or any other governmental authority.

24. Books and Records; Inspections.

24.1 Books and Records; Inspection. Parent and Debtor shall keep complete and accurate books and records with respect to the Collateral and Debtor’s business and financial condition and any other matters that the Secured Party may request, in accordance with GAAP. Upon reasonable notice of no less than forty-eight (48) hours, and subject to the Secured Party having entered into a Confidentiality Agreement, Parent and Debtor shall at any reasonable time and from time to time permit the Secured Party or any representative of the Secured Party to audit, examine and make copies of any of Parent or Debtor’s books and records, and visit and inspect the Collateral and other assets of Debtor, and to discuss the business, affairs, finances, insurance, accounts and Collateral of Parent and Debtor with any of Parent or Debtor’s shareholders, officers, directors employees and other agents and with Debtor’s independent accountants. The parties agree that upon (i) the occurrence and continuation of an Event of Default or (ii) the failure by the Debtor to abide by its reporting obligations in Section 22, but, in each case, subject to the parties having entered into a Confidentiality Agreement, Secured Party, or any representative of the Secured Party, shall not be required to provide prior notice to take the actions set forth in this Section 23.1.

24.2 Authorization to Debtor’s Agents to Make Disclosures to the Secured Party. Each of the Parent and the Debtor authorizes all accountants and other Persons acting as its agent to disclose and deliver to the Secured Party’s employees, accountants, attorneys and other Persons acting as its agent, at the Parent and Debtor’s expense, all financial information, books and records, work papers, management reports and other information in their possession regarding the Debtor and the Collateral.

24.3 Collateral Exams and Inspections. Each of the Parent and the Debtor shall permit the Secured Party or its designee(s), from time to time in the Secured Party’s sole discretion and expense, to conduct an audit and examination of the Collateral or any other property of the Debtor.

25. CHOICE OF LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT HAS BEEN DELIVERED IN ARIZONA, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA. THE COURTS OF ARIZONA, FEDERAL OR STATE, SHALL HAVE EXCLUSIVE JURISDICTION OF ALL LEGAL ACTIONS ARISING OUT OF THIS AGREEMENT. BY EXECUTING THIS AGREEMENT, THE UNDERSIGNED SUBMITS TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS OF ARIZONA.

26. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns.

27. Severability. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtor acknowledges receipt of a copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

Annex C-39

IN WITNESS WHEREOF, intending to be legally bound, the parties caused this Agreement to be duly executed as of the date first above written.

DEBTOR
True Harvest Holdings, Inc.. a Delaware corporation
By:
Name:
Title:
SECURED PARTY
True Harvest, LLC, an Arizona limited liability company
By:
Name:	Michael Macchiaroli
Title:	Manager

Annex C-40

EXHIBIT A

Collateral Description

The “Collateral” consists of all of the following described property, whether now owned or hereafter acquired and wherever located, together with all replacements and substitutions therefor and all cash and non-cash proceeds (including insurance proceeds and any title and Uniform Commercial Code insurance proceeds) and products thereof, and, in the case of tangible property, together with all additions, attachments, accessions, parts, equipment and repairs now or hereafter attached or affixed thereto or used in connection therewith, excluding, however, any and all “consumer goods,” as defined in the Uniform Commercial Code of Arizona: All of Debtor’s right, title, and interest in:

(a) all types of property included within the term “equipment” as defined by the Uniform Commercial Code of Arizona (except titled motor vehicles), including machinery, furniture, appliances, trade fixtures, tools, and office and record keeping equipment;

(b) all inventory, including all goods held for sale, raw materials, work in process and materials or supplies used or consumed in Debtor’s business;

(c) all farm products;

(d) all documents; general intangibles (including payment intangibles); accounts; contract rights; chattel paper and instruments (including promissory notes); money; securities; investment properties; deposit accounts; supporting obligations; letters of credit and letter of credit rights; commercial tort claims; and records, software and information contained in computer media (such as databases, source and object codes and information therein), together with any equipment and software to create, utilize, maintain or process any such records or data on electronic media;

(e) any and all plans and specifications, designs, drawings and other matters prepared for any construction on any real property owned by or leased to Debtor or regarding any improvements and any and all construction contracts, design agreements, engineering agreements and other agreements related to the construction of any such improvements;

(f) trade names, trademarks, servicemarks, logos and goodwill; and

(g) to the extent constituting collateral with respect to which a security interest may be created pursuant to Article 9 of the UCC, amounts paid as rents, fees, charges, accounts, or other payments for the use or occupancy of rooms and other public facilities in hotels, motels, or other lodging properties.

Annex C-41

Schedule 1

Debtor Information

The exact legal name of the Debtor as that name appears on its certificate of formation: True Harvest Holdings, Inc.

The following is the location of the chief executive and a mailing address for the Debtor: ___________________________

The following is the type of organization of the Debtor: Corporation

The following is the jurisdiction of the Debtor’s organization: Delaware

Annex C-42

EXHIBIT C

(Bill of Sale)

Annex C-43

BILL OF SALE

THIS BILL OF SALE is made and entered into as of ____, 2021 by True Harvest, LLC, an Arizona limited liability company (“Seller”), in favor of True Harvest Holdings, Inc., a Delaware corporation (“Buyer”).

In consideration of a total purchase price of $50,000,000, the receipt and sufficiency of which hereby are acknowledged, Seller sells, assigns, transfers, conveys and delivers to Buyer, all of Seller’s right, title, and interest in and to the assets set forth in Exhibit A attached hereto and made a part hereof (collectively, the “Assets”).

Seller shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, the provisions of this Bill of Sale, including, without limitation, all instruments of transfer as may be necessary or desirable to transfer title to all of the Seller’s rights in and to the Assets and to consummate the transactions contemplated by this Bill of Sale; provided such delivery shall be at no additional cost or expense to Seller. When reasonably requested by Buyer, Seller agrees to cooperate with Buyer in connection with any disputes or litigation involving ownership or use of the Assets that may arise after the date hereof.

This Bill of Sale shall also constitute an assignment of Seller’s entire right, title, and interest in any Assets for which an assignment is necessary or appropriate to transfer such right, title, and interest.

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of Arizona without giving effect to any conflicts of law provisions.

IN WITNESS WHEREOF, the undersigned has executed this Bill of Sale as of the date first written above.

SELLER:
TRUE HARVEST, LLC
By:
Name:
Title:

Annex C-44

EXHIBIT A

ASSETS

Annex C-45

EXHIBIT D

(Assignment and Assumption)

Annex C-46

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Assignment and Assumption Agreement”) is entered into as of [_______], 2021, by and between True Harvest Holdings, Inc. Greenrose Acquisition, a Delaware corporation (“Buyer”), and True Harvest, LLC, an Arizona LLC (“Seller”). Capitalized terms used herein but not otherwise defined have the respective meanings given to such terms in that certain Asset Purchase Agreement (the “Purchase Agreement”), dated as of March 12, 2021, by and between Buyer and Seller.

RECITALS

WHEREAS, Buyer and Seller entered into the Purchase Agreement;

WHEREAS, Pursuant to the terms and subject to the conditions of the Purchase Agreement, Buyer has agreed to purchase, and Seller has agreed to sell, the Purchased Assets, other than the Excluded Assets, and assume the Assumed Liabilities;

WHEREAS, Buyer and Seller now desire to carry out the intent and purpose of the Purchase Agreement by, among other things, the execution and delivery of this Assignment and Assumption Agreement;

NOW, THEREFORE, in consideration of the mutual promises contained in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Pursuant to the Purchase Agreement and in accordance with the terms thereof, as of the date hereof, Buyer hereby assumes and becomes responsible for, and hereafter shall pay, perform and discharge as and when due, the Assumed Liabilities. Buyer is not assuming any other liability or obligation of Seller (including the Excluded Liabilities), all of which shall be retained by Seller and remain the sole responsibility of Seller.

2. Each party hereto shall, at the reasonable request of the other, execute and deliver, or cause to be executed and delivered, such additional instruments and take such further actions as may be reasonably necessary to carry out the transactions contemplated by this Assignment and Assumption Agreement.

3. This Assignment and Assumption Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

4. This Assignment and Assumption Agreement is being executed solely to give effect to the transactions contemplated by the Purchase Agreement. Nothing in this Assignment and Assumption Agreement, express or implied, is intended to, or shall be construed to, modify, expand or limit in any way the terms of the Purchase Agreement. To the extent that any provision of this Assignment and Assumption Agreement conflicts or is inconsistent with the terms of the Purchase Agreement, the Purchase Agreement shall govern.

5. This Assignment and Assumption Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Assignment and Assumption Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment and Assumption Agreement.

Annex C-47

6. If any term or provision of this Assignment and Assumption Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Assignment and Assumption Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

7. This Assignment and Assumption Agreement may not be amended, modified, supplemented or waived, except in writing signed by both Buyer and Seller.

8. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the internal laws of the State of Arizona without giving effect to any choice or conflict of law provision or rule (whether of the State of Arizona or any other jurisdiction).

[Remainder of Page Intentionally Left Blank]

Annex C-48

IN WITNESS WHEREOF, Buyer has caused its duly authorized representative to execute this Assignment and Assumption Agreement effective as of the day and year first above written.

TRUE HARVEST HOLDINGS, INC.
By:
Name:
Title:
TRUE HARVEST, LLC
By:
Name:
Title:

Annex C-49

EXHIBIT E

(Intellectual Property Assignments)

Annex C-50

TRADEMARK ASSIGNMENT

THIS TRADEMARK ASSIGNMENT is made and entered into effective as of ___, 2021 (the “Effective Date”).

WHEREAS, True Harvest, LLC an Arizona limited liability company, having an address 4301 West Buckeye Rd, Phoenix, AZ 85043 (“Assignor”), is the owner of all right, title, and interest in and to the following registered trademarks:

Mark	Registration No.	Registration Date

“the True Harvest Marks”; and

WHEREAS, TRUE HARVEST HOLDINGS, INC., a Delaware corporation, having an address at 111 Broadway, Amityville, New York 11701 (“Assignee”), is desirous of acquiring the True Harvest Marks and all the goodwill associated therewith;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns and transfers to Assignee, all of Assignor’s right, title and interest in and to the True Harvest Marks, together with the goodwill of the business symbolized thereby and/or associated therewith.

[SIGNATURE PAGE FOLLOWS]

Annex C-51

IN WITNESS WHEREOF, Assignor has caused this Trademark Assignment to be executed by its duly authorized officer as of the Effective Date first written above.

TRUE HARVEST, LLC
By:
Name:
Title:

Annex C-52

EXHIBIT F

(Non-Competition Agreement)

OMITTED

Annex C-53

EXHIBIT G

(Lease Assignment and Assumption Agreement)

Annex C-54

LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT

This LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Lease Assignment and Assumption Agreement”) is made by and between True Harvest, LLC, an Arizona limited liability company (“Assignor”), and True Harvest Holdings, Inc., a Delaware limited liability company (“Assignee”). The effective date of this Lease Assignment and Assumption Agreement is ________________, 2021 (the “Effective Date”). The assignment and assumption of the Industrial Lease dated July 25, 2017 (the “Lease”) by and between MSCP, L.L.C., an Arizona limited liability company, as landlord (“Landlord”), and Assignor, as tenant, for certain premises known as 4301 W. Buckeye Road, Phoenix, Arizona 85043 (also known as Building A with a designated address of 4315 W. Buckeye Road), as more specifically described in the Lease, as contemplated by this Lease Assignment and Assumption Agreement shall occur on the Effective Date. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Lease.

WHEREAS, (i) Assignor has agreed to assign, transfer, convey and deliver to Assignee all of Assignor’s right, title and interest in and to the Lease, and Assignee has agreed to acquire, accept and take assignment and delivery of such Lease; and (ii) Assignor desires that Assignee assume, and Assignee has agreed to assume from Assignor, the Lease effective as of the Effective Date, and in each case to the extent that the Lease is transferrable.

NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants herein, and intending to be legally bound hereby the parties hereto agree as follows:

1. Assignment of Assets. For value received, the sufficiency of which is hereby acknowledged, Assignor hereby assigns, transfers, conveys and delivers to Assignee, and Assignee hereby acquires, accepts and takes assignment and delivery from Assignor of all of Assignor’s rights, title and interest in and to the Lease.

2. Assumption of Assumed Liabilities. Assignee hereby agrees to assume and perform all of the obligations, liabilities, covenants, duties and agreements of Assignor arising under the Lease from and after the Effective Date.

3. Representations of Assignor. Assignor represents that:

(a) Assignor has not received notice from Landlord that Assignor is in breach or default under the Lease;

(b) To Assignor’s knowledge, neither Assignor nor Landlord is in breach of the Lease;

(c) Assignor has paid all amounts due under the Lease through the Effective Date; and

(d) To Assignor’s knowledge, the consent of Landlord is not required for the assignment of the Lease by Assignor to Assignee.

4. Further Actions. Each of the parties hereto shall use all commercially reasonable efforts to take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable Law, and to execute and deliver such documents and other papers, as may be required to carry out the provisions of this Lease Assignment and Assumption Agreement and to consummate and make effective the transactions contemplated hereby.

5. Successors and Assigns. This Lease Assignment and Assumption Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns.

6. Amendments. No amendment or modification to any terms of this Lease Assignment and Assumption Agreement, waiver of the obligations or liabilities of Assignor or Assignee hereunder, or termination of this Lease Assignment and Assumption Agreement, shall be valid unless in writing and signed by Assignor and Assignee.

Annex C-55

7. Governing Law. This Lease Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the Arizona applicable to Contracts executed in and to be performed in that state (without giving effect to its conflict of laws principles).

8. Counterparts. This Lease Assignment and Assumption Agreement may be executed and delivered (including by email or facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[Remainder of the page intentionally left blank]

Annex C-56

IN WITNESS WHEREOF, the parties hereto have caused this Lease Assignment and Assumption Agreement to be executed and delivered as of the date first above written.

ASSIGNOR:
True Harvest, LLC, an Arizona limited liability company
By:
Name:
Title:
ASSIGNEE:
True Harvest Holdings, Inc., a Delaware corporation
By:
Name:
Title:

Annex C-57

EXHIBIT H

(Earnout Note)

Annex C-58

SECURED PROMISSORY NOTE

[$35,000,000] ______________, 202__

1. FUNDAMENTAL PROVISIONS.

The following terms will be used as defined terms in this Secured Promissory Note (as it may be amended, modified, extended and renewed from time to time, the “Note”) and certain of the other Loan Documents (as hereinafter defined):

“Borrower” shall mean True Harvest Holdings, Inc., a Delaware corporation.

“Default Interest Rate” shall mean 10.00% per annum above the Interest Rate.

“Guaranteed Obligations” shall mean as defined in the Purchase Agreement.

“Guaranty” shall mean Parent’s guaranty of the Guaranteed Obligations pursuant to Section 1.08 of the Purchase Agreement.

“Indebtedness” shall mean, with respect to any Person, without duplication, (a) any obligation of such Person for borrowed money, including, without limitation, (i) any obligation of such Person evidenced by bonds, debentures, notes or other similar debt instruments and (ii) any obligation for borrowed money which is non-recourse to the credit of such Person but which is secured by a Lien on any asset of such Person, (b) any obligation of such Person on account of deposits or advances, (c) any obligation of such Person for the deferred purchase price of any property or services, except trade accounts payable, (d) any obligation of such Person as lessee under a capitalized lease, (e) any indebtedness of another Person secured by a Lien on any asset of such first Person, whether or not such Indebtedness is assumed by such first Person, (f) all guaranties of such Person, and (g) all other items that are liabilities on a balance sheet of such Person prepared in accordance with GAAP. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer.

“Interest Rate” shall mean a fixed rate of interest at all times equal to 8.00% per annum.

“Lender” shall mean True Harvest, LLC, an Arizona limited liability company.

“Lien” means any lien, pledge, mortgage, deed of trust, security interest, charge, claim, easement, encroachment or other similar encumbrance.

“Loan” shall mean the Earnout Payment evidenced by this Note.

“Loan Amount” shall mean [$35,000,000].

“Loan Documents” shall mean, collectively, this Note, the Security Agreement, any and all UCC financing statements perfecting Lender’s security interests in any collateral for the Loan, and any other documents evidencing the Loan or securing the repayment of the Note.

“Maturity Date” shall mean the date that is twenty-four (24) months after issuance of this Note.

“Parent” shall mean Greenrose Acquisition Corp., a Delaware corporation.

“Purchase Agreement” shall mean that certain Asset Purchase Agreement dated March 12, 2021, by and between Lender, as seller, Parent, and Borrower, as buyer.

“Secured Obligations” shall mean, collectively, all of the liabilities and obligations of Borrower and Parent under the Purchase Agreement and the Loan Documents, including, without limitation, all of the obligations of Borrower to pay the Earnout Payment (as defined in the Purchase Agreement) and all of the Guaranteed Obligations.

“Security Agreement” shall mean that certain Security Agreement dated ____________, 2021, by Borrower and Parent for the benefit of Lender.

Annex C-59

2. PROMISE TO PAY. For value received, Borrower promises to pay, in accordance with Paragraph 3(b) below, to the order of Lender at such place as the holder hereof may from time to time designate in writing, the Loan Amount, together with accrued interest from the date of disbursement on the unpaid principal balance at the Interest Rate. Lender and Borrower that this Note is the “Secured Note” under the Purchase Agreement.

3. INTEREST; PAYMENTS.

(a) Absent an Event of Default hereunder or under any of the Loan Documents, the Loan Amount shall bear interest at the Interest Rate in effect from time to time.

(b) Commencing on the one (1) month anniversary of the issuance of this Note and continuing on the corresponding day of each month thereafter through the Maturity Date, Borrower shall make consecutive monthly payments of principal and accrued, unpaid interest based upon a twenty-four (24) month amortization schedule.

4. PREPAYMENT. Borrower may prepay the Loan, in whole or in part, at any time without penalty or premium. If Borrower prepays the Loan in full, Borrower shall simultaneously with such prepayment pay all accrued unpaid interest on the principal amount prepaid.

5. LAWFUL MONEY. Principal and interest are payable in lawful money of the United States of America.

6. APPLICATION OF PAYMENTS/DEFAULT INTEREST.

(a) Absent the occurrence of an Event of Default hereunder or under any of the other Loan Documents, any payments received by the holder hereof pursuant to the terms hereof shall be applied first to the payment of all interest accrued to the date of such payment, next to principal, and the balance, if any, to the payment of sums, other than principal and interest, due Lender pursuant to the Loan Documents. Any payments received by the holder hereof after the occurrence of an Event of Default hereunder or under any of the Loan Documents, shall be applied to the amounts specified in this Paragraph 6(a) in such order as the holder hereof may, in its reasonable discretion, elect.

(b) If any payment of interest and/or principal is not received by the holder hereof when such payment is due, then in addition to the remedies conferred upon the holder hereof pursuant to Paragraph 9 hereof and the other Loan Documents, the amount due and unpaid (including, without limitation, the late charge, if any) shall bear interest at the Default Interest Rate, computed from the date on which the amount was due and payable until paid, regardless of any notice and cure periods.

7. SECURITY. This Note is secured by the Security Agreement, which creates a lien on the property described therein.

8. EVENT OF DEFAULT. The occurrence of any one or more of the following shall constitute an “Event of Default” under this Note and the other Loan Documents:

(a) Failure by Borrower or Parent to pay any monetary amount when due under any Loan Document.

(b) Failure by Borrower or Parent to pay any monetary amount (i) within ten (10) days of when due and payable, if such amount is due with respect to an employee contract or other arrangement for the payment of employees of Borrower or Parent, (ii) within ten (10) days of when due and payable, if such amount is due with respect to a regular monthly, quarterly or annual payment of rent, and (iii) within thirty (30) days of when due and payable, with respect utility payments.

(c) Failure by Borrower or Parent to comply with any term or condition applicable to Borrower or Parent under any Loan Document and the expiration of thirty (30) days after written notice of such failure by Lender to Borrower.

(d) Any representation or warranty by Borrower or Parent in any Loan Document is materially false, incorrect, or misleading as of the date made.

(e) Any final, non-appealable adverse decision, report or material penalty resulting from an inspection of Borrower’s operations or facility by any governmental authority.

Annex C-60

(f) Borrower or Parent (i) is unable or admits in writing its inability to pay its respective monetary obligations as they become due, (ii) makes a general assignment for the benefit of creditors, or (iii) applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, or other custodian for itself or its property or any part thereof, or in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is appointed for it or its property or any part thereof, and such appointment is not discharged within sixty (60) days.

(g) Commencement of any case under the Bankruptcy Code, Title 11 of the United States Code, or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against Borrower or Parent and with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed with prejudice within sixty (60) days of the filing thereof.

(h) Commencement of any action or proceeding which seeks as one of its remedies the dissolution of Borrower or Parent.

(i) One or more final, non-appealable judgments from a court or before any governmental commission, board or authority which result in adverse determination against the Borrower in excess of Two Million ($2,000,000) in the aggregate.

(j) The failure to timely pay rent, utilities or employee wages.

(k) All or any material part of the property of Borrower or Parent is attached, levied upon, or otherwise seized by legal process, and such attachment, levy, or seizure is not quashed, stayed, or released within thirty (30) days of the date thereof.

(l) The occurrence of any default under any other Loan Document, including, without limitation, any default in any agreement, obligation or instrument between Borrower or Parent and any affiliate of Lender, which continues beyond any applicable notice and cure period.

9. REMEDIES. Upon the occurrence of an Event of Default, then at the option of Lender, the entire balance of principal together with all accrued interest thereon, and all other amounts payable by Borrower under the Loan Documents shall, without demand or notice, immediately become due and payable. Upon the occurrence of an Event of Default (and so long as such Event of Default shall continue), all amounts due and payable by Borrower under the Loan Documents shall bear interest at the Default Interest Rate, subject to the limitations contained in Paragraph 14 hereof. No delay or omission on the part of the holder hereof in exercising any right under this Note or under any of the other Loan Documents hereof shall operate as a waiver of such right.

10. WAIVER. Borrower, endorsers, guarantors, and sureties of this Note hereby waive diligence, demand for payment, presentment for payment, protest, notice of nonpayment, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, and notice of nonpayment, and all other notices or demands of any kind (except notices specifically provided for in the Loan Documents) and expressly agree that, without in any way affecting the liability of Borrower, endorsers, guarantors, or sureties, the holder hereof may extend any maturity date or the time for payment of any installment due hereunder, otherwise modify the Loan Documents, accept additional security, release any Person liable, and release any security or guaranty. Borrower, endorsers, guarantors, and sureties waive, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense.

11. CHANGE, DISCHARGE, TERMINATION, OR WAIVER. No provision of this Note may be changed, discharged, terminated, or waived except in a writing signed by the party against whom enforcement of the change, discharge, termination, or waiver is sought. No failure on the part of the holder hereof to exercise and no delay by the holder hereof in exercising any right or remedy under this Note or under the law shall operate as a waiver thereof.

12. ATTORNEYS’ FEES. If this Note is not paid when due or if any Event of Default occurs, Borrower promises to pay all reasonable and documented costs of enforcement and collection and preparation therefor, including but not limited to, reasonable attorneys’ fees, whether or not any action or proceeding is brought to enforce the provisions hereof (including, without limitation, all such costs incurred in connection with any bankruptcy, receivership, or other court proceedings (whether at the trial or appellate level)).

Annex C-61

13. SEVERABILITY. If any provision of this Note is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect.

14. INTEREST RATE LIMITATION. Borrower hereby agrees to pay an effective rate of interest that is the sum of the interest rate provided for herein, together with any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Loan, including, any other fees to be paid by Borrower pursuant to the provisions of the Loan Documents. Lender and Borrower agree that none of the terms and provisions contained herein or in any of the Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of Arizona. In such event, if any holder of this Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the State of Arizona, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of the holder, be credited to the payment of other amounts payable under the Loan Documents or returned to Borrower.

15. NUMBER AND GENDER. In this Note the singular shall include the plural and the masculine shall include the feminine and neuter gender, and vice versa.

16. HEADINGS. Headings at the beginning of each numbered section of this Note are intended solely for convenience and are not part of this Note.

17. INTEGRATION. The Loan Documents contain the complete understanding and agreement of the holder hereof and Borrower and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations.

18. BINDING EFFECT. The Loan Documents will be binding upon, and inure to the benefit of, the holder hereof, Borrower, and their respective successors and assigns. Borrower may not delegate its obligations under the Loan Documents.

19. SURVIVAL. The representations, warranties, and covenants of the Borrower in the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of the Loan.

20. GOVERNING LAW; JURISDICTION.

(a) THIS NOTE HAS BEEN DELIVERED IN ARIZONA, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.

(b) Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Lender or any affiliate of the Lender in any way relating to this Note or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Arizona sitting in Maricopa County, and of the United States District Court of the District of Arizona , and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Arizona State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note or in any other Loan Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Note or any other Loan Document against the Borrower or any other Loan Party or its properties in the courts of any jurisdiction.

Annex C-62

21. JURY WAIVER. BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR ANY OTHER RELATED DOCUMENT OR LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

22. TIME OF THE ESSENCE. Time is of the essence with regard to each provision of the Loan Documents as to which time is a factor.

[SIGNATURE PAGE FOLLOWS]

Annex C-63

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.

True Harvest Holdings, Inc., a Delaware corporation
By:
Name:
Title:

Annex C-64

ANNEX D

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

by and among

GREENROSE ACQUISITION CORP.,

GNRS NV MERGER SUB, INC.,

SHANGO HOLDINGS INC.

and

GARY REXROAD

as the Selling Securityholders’ Representative

Dated as of
March 12, 2021

Annex D Page No
ARTICLE 1 THE MERGER		D-1
1.1	The Merger	D-1
1.2	Effective Time	D-2
1.3	Effect of the Merger on Constituent Corporations	D-2
1.4	Articles of Formation and Bylaws of Surviving Corporation	D-2
1.5	Directors and Officers of Surviving Corporation	D-2
1.6	Aggregate Consideration	D-2
1.7	Conversion at Effective Time	D-3
1.8	Dissenting Shares	D-3
1.9	Calculation of Initial Consideration; Delivery of Closing Payment Certificate and Allocation Certificate	D-4
1.10	Closing Payments; Payment Procedures; Surrender of Company Stock	D-4
1.11	No Further Ownership Rights	D-5
1.12	RESERVED	D-5
1.13	Net Working Capital Adjustment	D-5
1.14	Withholding Taxes	D-7
1.15	Taking of Necessary Actions; Further Actions	D-7
1.16	Earnout Payments	D-8

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY		D-11
2.1	Organization and Qualification	D-11
2.2	Authorization	D-11
2.3	Capital Stock	D-12
2.4	Subsidiaries	D-13
2.5	Directors and Officers	D-14
2.6	No Conflicts	D-14
2.7	Charter Documents; Books and Records	D-14
2.8	Company Financials	D-15
2.9	No Undisclosed Liabilities	D-15
2.10	Absence of Changes	D-16
2.11	Taxes	D-16
2.12	Legal Proceedings	D-18
2.13	Compliance with Laws, Orders and Permits	D-18
2.14	Employee Benefit Plans; ERISA	D-18
2.15	Employees; Labor Relations	D-19
2.16	Real Property	D-20
2.17	Environmental Matters	D-20
2.18	Title to Property	D-20
2.19	Intellectual Property	D-21
2.20	Material Contracts	D-23
2.21	Insurance	D-24
2.22	Affiliate Transactions	D-24
2.23	Brokers	D-25
2.24	Banks and Brokerage Accounts; Powers of Attorney	D-25

Annex D-i

Annex D Page No
2.25	Significant Suppliers and Distributors	D-25
2.26	Takeover Statutes	D-25
2.27	Product Warranties; Product Liability	D-25
2.28	Compliance with Anti-Money Laundering Laws	D-26
2.29	Compliance with OFAC	D-26
2.30	Section 280G	D-27
2.31	Full Disclosure	D-27
2.32	No Other Representations or Warranties	D-27

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		D-27
3.1	Organization and Qualification	D-27
3.2	Authorization	D-27
3.3	No Conflicts	D-28
3.4	Brokers	D-28
3.5	Sufficiency of Funds	D-28
3.6	Formation and Ownership of Merger Sub; No Prior Activities.	D-28
3.7	Parent Shares	D-28
3.8	Compliance with Laws; Orders and Permits	D-29
3.9	Capitalization	D-29
3.10	SEC Reports; Financial Statements	D-29
3.11	Material Changes; Undisclosed Events; Liabilities or Developments	D-29
3.12	Litigation	D-29
3.13	Company Representations and Warranties	D-30

ARTICLE 4 CONDUCT PRIOR TO THE EFFECTIVE TIME		D-30
4.1	Conduct of Business of the Company	D-30
4.2	No Solicitation	D-31

ARTICLE 5 ADDITIONAL AGREEMENTS		D-32
5.1	Stockholder Approval	D-32
5.2	Information Statement	D-32
5.3	Access to Information	D-33
5.4	Confidentiality	D-33
5.5	Expenses	D-34
5.6	Public Disclosure	D-34
5.7	Reasonable Efforts	D-34
5.8	FIRPTA Compliance	D-35
5.9	Notification of Certain Matters	D-35
5.10	Takeover Statutes	D-35
5.11	Delivery of Stock Ledger and Minute Books of the Company	D-36
5.12	Tax Matters	D-36
5.13	Employees and Contractors	D-37
5.14	INTENTIONALLY OMITTED	D-38
5.15	INTENTIONALLY OMITTED	D-38
5.16	Financial Statements	D-38
5.17	HSR Act Filing	D-38
5.18	Preparation of and Proxy Statement; Special Meeting	D-38
5.19	Delisting and Relisting	D-39
5.20	Capital Expenditure Commitment	D-39

Annex D-ii

Annex D Page No
ARTICLE 6 CONDITIONS TO THE MERGER		D-40
6.1	Conditions to Obligations of Each Party to Effect the Merger	D-40
6.2	Additional Conditions to the Obligations of Parent and Merger Sub	D-40
6.3	Additional Conditions to Obligations of the Company	D-42

ARTICLE 7 SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS; INDEMNIFICATION		D-43
7.1	Survival of Representations, Warranties, Covenants and Agreements	D-43
7.2	Indemnification by the Selling Securityholders	D-43
7.3	Indemnification by the Parent	D-44
7.4	Limitations	D-44
7.5	Indemnification Procedures; Third Party Claims	D-45
7.6	No Contribution	D-49
7.7	No Claim Against Trust Account	D-49
7.8	Effect of Investigation	D-49
7.9	Exclusive Remedy	D-49

ARTICLE 8 TERMINATION, AMENDMENT AND WAIVER		D-49
8.1	Termination	D-49
8.2	Effect of Termination	D-50

ARTICLE 9 MISCELLANEOUS PROVISIONS		D-51
9.1	Notices	D-51
9.2	Entire Agreement	D-52
9.3	Third Party Beneficiaries	D-52
9.4	No Assignment; Binding Effect	D-52
9.5	Headings	D-52
9.6	Invalid Provisions	D-52
9.7	Governing Law	D-52
9.8	Waiver of Trial by Jury	D-52
9.9	Jurisdiction	D-52
9.10	Counterparts	D-53
9.11	Amendment and Modification	D-53
9.12	Extension; Waiver	D-53
9.13	Selling Securityholders’ Representative of the Selling Securityholders Power of Attorney	D-53
9.14	Made Available	D-54
9.15	No Presumption Against Drafting Party	D-54

ARTICLE 10 DEFINITIONS		D-54
10.1	Definitions	D-54
10.2	Construction	D-69
Annex D-iii

TABLE OF EXHIBITS AND PRINCIPLE SCHEDULES

Exhibit A-1	Form of Joinder Agreement
Exhibit A-2	Form of Stockholder Written Consent
Exhibit B	Form of Articles of Merger
Exhibit C	Form of Parent Officer’s Certificate
Exhibit D	Form of Letter of Transmittal
Exhibit E	Form of Company Officer’s Certificate
Exhibit F	Form of Escrow Agreement
Exhibit G	Form of Accredited Investor Certification
Exhibit H	Form of Registration Rights Agreement
Exhibit I	Form of Lock-Up Agreement
Exhibit 1.13	Final Net Working Capital Calculation
Schedule 1.9(a)	Closing Payment Certificate
Schedule A-1	Identified Employees
Schedule A-2	Employees with Knowledge

Annex D-iv

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is effective as of March 12, 2021, by and among Greenrose Acquisition Corp., a Delaware corporation (“Parent”), GNRS NV Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of Parent (“Merger Sub”), Shango Holdings Inc., a Nevada corporation (the “Company”), and Gary Rexroad, an individual and solely in his capacity as the representative of the Selling Securityholders (the “Selling Securityholders’ Representative”). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in Article 10.

RECITALS

WHEREAS. the boards of directors of each of the Company, Parent and Merger Sub have unanimously (i) determined that the merger of Merger Sub with and into the Company (the “Merger”) is advisable and fair to, and in the best interests of, their respective stockholders and (ii) approved the Merger upon the terms and subject to the conditions set forth in this Agreement pursuant to the applicable provisions of the Delaware General Corporation Law (the “DGCL”) and Chapters 78 and 92A of the Nevada Revised Statutes (the “NRS”), as applicable.

WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement and concurrent with the execution and delivery of this Agreement, the Identified Employees have entered into new employment arrangements (the “Employment Agreements”) and non-competition agreements, substantially in the form attached to such Employment Agreement (the “Non-Competition Agreements”), in each case with Parent or its designee, and to become effective at the Effective Time.

WHEREAS, immediately after the execution and delivery of this Agreement, the Principal Stockholders will deliver an executed joinder agreement in the form of Exhibit A-1 (the “Joinder Agreements”), (i) which will incorporate by reference and attach an executed stockholders’ written consent in the form of Exhibit A-2 adopting and approving the Merger and this Agreement (the “Stockholder Written Consent”), and (ii) pursuant to which each Company Stockholder party thereto will, among other things, (x) waive any rights of pre-emption, purchase option rights, investors’ rights, transfer restriction rights, rights of first notice, negotiation, offer or refusal, rights of approval or other similar rights or restrictions in connection with the Transactions under Applicable Laws, the Company Charter, the bylaws of the Company, applicable Contracts and otherwise, (y) accept and agree to the terms of the Merger and this Agreement, including the indemnification obligations hereunder, as though a party hereto, and (z) appoint Gary Rexroad as the initial Selling Securityholders’ Representative for the purposes set forth herein.

NOW, THEREFORE, in consideration of the premises, and the covenants, promises, representations and warranties set forth herein, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the parties), intending to be legally bound hereby, the parties hereby agree as follows:

ARTICLE 1
THE MERGER

1.1 The Merger. At the Effective Time and upon the terms and subject to the conditions of this Agreement and the provisions of Applicable Laws, Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation and as a wholly owned subsidiary of Parent. For times and periods after the Effective Time, the surviving corporation after the Merger is sometimes referred to herein as the “Surviving Corporation.”

1.2 Effective Time. Unless this Agreement is earlier terminated pursuant to Section 8.1, the closing of the Merger (the “Closing”) will take place as promptly as reasonably practicable, but no later than two (2) Business Days following satisfaction or waiver of the conditions set forth in Article 6, shall take place remotely via the exchange of documents and signatures, unless another manner or time is agreed to by Parent and the Company. The date on which the Closing occurs is herein referred to as the “Closing Date.” At the Closing, the parties shall deliver the agreements, certificates, and other instruments and documents required to be delivered at or prior to the Closing pursuant to Article 6. On the Closing Date, the parties shall cause the Merger to be consummated by filing Articles of Merger, in substantially the form attached hereto as Exhibit B (the “Articles of Merger”), with the Secretary of State of the State of Nevada in accordance with Section 92A.200 of the NRS (the time of acceptance by the Secretary of State of the State of Nevada of such filing or such later time as may be agreed to by the parties and set forth in such filing for the effectiveness of the Merger being referred to herein as the “Effective Time”).

Annex D-1

1.3 Effect of the Merger on Constituent Corporations. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the NRS. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Merger Sub and the Company shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of Merger Sub and the Company shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

1.4 Articles of Formation and Bylaws of Surviving Corporation. At the Effective Time, by virtue of the Merger, the articles of formation of the Surviving Corporation shall be amended and restated to be identical to the form of the articles of formation of the Company as in effect immediately prior to the Effective Time, and as so amended and restated, shall be the articles of formation of the Surviving Corporation until thereafter amended as provided therein and in accordance with Applicable Laws. From and after the Effective Time, the bylaws of the Surviving Corporation as in effect immediately prior to the Effective Time, shall be amended and restated to be identical to the form of the bylaws of Merger Sub as in effect immediately prior to the Effective Time, and as so amended, shall be the bylaws of the Surviving Corporation, except that any reference to Merger Sub shall be amended to reference the Surviving Corporation, until thereafter amended as provided therein and in accordance with Applicable Laws.

1.5 Directors and Officers of Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation at the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office in accordance with the bylaws of the Surviving Corporation. In addition, unless otherwise determined by Parent prior to the Effective Time, Parent, the Company and the Surviving Corporation shall cause the directors and officers of the Company immediately prior to the Effective Time to be the directors and officers, respectively, of each of the Company Subsidiaries immediately after the Effective Time, each to hold office as a director or officer of each such Company Subsidiary in accordance with the provisions of the laws of the respective jurisdiction of organization and the respective bylaws or equivalent organizational documents of each such Company Subsidiary

1.6 Aggregate Consideration. Subject to the adjustments for the Payback Amounts, the aggregate amount (including any amounts withheld pursuant to Section 1.13) of consideration to be paid or issued by Parent in respect of all shares of Company Common Stock (other than Dissenting Shares) shall be an amount (the “Aggregate Consideration”) equal to the sum of the amounts set forth in the following subsections (a) through (g):

(a) an amount equal to (i) the Closing Cash Consideration, plus (ii) the assumption of the Assumed Liabilities (as defined below), minus (iii) the Escrow Amount, minus (iv) the Expense Amount, minus (v) any Company Indebtedness to be paid at the Closing from the Closing Cash Consideration (collectively, the “Initial Consideration”);

(b) an amount equal to the difference between the Estimated Closing Net Working Capital, as determined in accordance with Section 1.13, and the Base Net Working Capital, to the extent a positive number, if any;

(c) the amount released from the Escrow Fund pursuant to Section 7.5(a), if any;

(d) the amount released from the Expense Fund pursuant to Section 9.13(c), if any;

(e) the 2021 Milestone Payment, to the extent payable pursuant to Section 1.16;

(f) the 2022 Milestone Payment, to the extent payable pursuant to Section 1.16; and

(g) the 2023 Milestone Payment, to the extent payable pursuant to Section 1.16 (each of the amounts set forth in the foregoing clauses (b) through (g) is hereinafter referred to as “Additional Consideration”).

Annex D-2

Section 1.6 of the Company Disclosure Schedule sets forth the Liabilities of the Company that Parent and Merger Sub have agreed to assume as part of the Transactions (collectively, the “Assumed Liabilities”). Other than the Assumed Liabilities, all Liabilities of the Company shall be paid in fully at, or prior to, the Closing.

1.7 Conversion at Effective Time. On the terms and subject to the conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holder of any shares of the Company Common Stock, the following shall occur automatically (except as expressly provided otherwise):

(a) Company Common Stock. Other than shares of Company Common Stock to be cancelled pursuant to Section 1.7(b) and Dissenting Shares (which will be treated as provided in Section 1.8), each share of Company Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and extinguished and converted into the right to receive cash (without interest thereon and subject to adjustments for the Payback Amount) and/or Parent Common Stock in an amount equal to the sum of (i) the applicable Per Share Initial Consideration plus (ii) any applicable Per Share Additional Consideration, to the extent payable pursuant to Section 1.16 or Section 7.5(a).

(b) Capital Stock of Merger Sub. Each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation. From and after the Effective Time, each stock certificate of Merger Sub evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Corporation.

1.8 Dissenting Shares.

(a) Notwithstanding any provision of this Agreement to the contrary, any Dissenting Shares shall not be converted into or represent a right to receive the applicable consideration (or any portion thereof) for Company Common Stock pursuant to Section 1.7, but shall instead be converted into and represent only the right to receive such consideration as may be determined to be due with respect to any such Dissenting Shares pursuant to Section 92A.300 et seq. of the NRS.

(b) Notwithstanding the provisions of Section 1.8(a), if any holder of shares of Company Common Stock who demands appraisal of such shares under the NRS shall effectively withdraw or lose (through failure to perfect or otherwise) the right to appraisal, then, as of the later of (i) the Effective Time, or (ii) the occurrence of such event, such holder’s shares shall automatically be converted into and represent only the right to receive the applicable consideration for Company Common Stock as provided in Section 1.7, upon surrender to the Company of such shares in accordance with Section 1.10.

(c) The Company shall give Parent (i) prompt, but within at least five (5) Business Days, written notice of its receipt of any written demands for appraisal of any shares of Company Common Stock, withdrawals of such demands, and any other instruments relating to such demands served pursuant to the NRS and received by the Company, and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under the NRS or the Laws of any other applicable jurisdiction. The Company shall not, except with the prior written consent of Parent, which consent may be given or withheld in Parent’s reasonable discretion, or as may be required under Applicable Laws, voluntarily make any payment with respect to any demands for appraisal of Company Common Stock or offer to settle or settle any such demands or approve any withdrawal of any such demands. Any (i) payment or payments in respect of any Dissenting Shares in excess of the consideration that otherwise would have been payable in respect of such shares in accordance with this Agreement and (ii) Losses (including costs and expenses incurred in connection with investigating, defending against or settling any Action, including reasonable attorneys’ and consultants’ fees and expenses) in respect of any Dissenting Shares are, collectively, referred to herein as “Dissenting Share Payments.”

Annex D-3

1.9 Calculation of Initial Consideration; Delivery of Closing Payment Certificate and Allocation Certificate.

(a) Five (5) Business Days prior to the Closing Date, the Company shall deliver a spreadsheet (the “Closing Payment Certificate”) setting forth each of the following items and certified by the Chief Financial Officer and Treasurer of the Company to be true and correct:

(i) the Initial Consideration;

(ii) the Capitalization Table; and

(iii) the Allocation Certificate for the Initial Consideration.

Upon receipt of the Closing Payment Certificate, Parent will be entitled to review, make reasonable inquiries and request reasonable supporting documentations, and comment on the Closing Payment Certificate, and the Company shall consider Parent’s comments in good faith and deliver an updated Closing Payment Certificate to Parent no later than two (2) Business Days prior to the Closing Date to reflect the applicable revisions to the Closing Payment Certificate.

(b) In the event that any Additional Consideration is payable to the Selling Securityholders, or any Payback Amount is payable to Parent and/or other Parent Indemnitee, the Selling Securityholders’ Representative shall deliver, no later than three (3) Business Days on which such payment is required to be made hereunder, to Parent and in the case of any Additional Consideration, to the Paying Agent, an Allocation Certificate with respect thereto. Any Additional Consideration shall be distributed by delivering to the Paying Agent, for further distribution to the Selling Securityholders, a portion of such Additional Consideration allocated to each Selling Securityholder entitled to receive such Selling Securityholder’s Allocated Portion thereof.

1.10 Closing Payments; Payment Procedures; Surrender of Company Stock.

(a) Closing Payments.

(i) On the Closing Date, Parent shall deliver to the Paying Agent a letter authorizing the Paying Agent to remit payment by wire transfer of immediately available funds from the Trust Account an amount equal to the aggregate cash portion of the Initial Consideration payable to the Selling Securityholders pursuant to Section 1.7(a)(i) in exchange for all shares of Company Common Stock.

(ii) On the Closing Date, Parent shall deliver the Escrow Amount to the Escrow Agent by wire transfer of immediately available funds, for deposit in the Escrow Fund (which shall be held and distributed in accordance with the terms of Article 7).

(iii) On the Closing Date, Parent shall deliver the Expense Amount to the Selling Securityholders’ Representative by wire transfer of immediately available funds, for deposit in the Expense Fund (which shall be held and distributed in accordance with Section 9.13(c)).

(b) Exchange and Other Procedures. As soon as reasonably practicable after the execution of this Agreement, the Company shall mail to each holder of record of shares of Company Common Stock (the “Company Stock”), at the address set forth on the Company’s stock register: (1) a letter of transmittal in substantially the form of Exhibit D attached hereto, which shall be in such form and have such other provisions as Parent may reasonably specify, including, among other things, (A) an acceptance and agreement to the terms of the Merger and this Agreement, including indemnity obligations and terms as set forth in Article 7, as though a party hereto, (B) attaching the Accredited Investor Certification in substantially the form of Exhibit G attached hereto, the Registration Rights Agreement substantially in the form of Exhibit H hereto and the Lock-Up Agreement substantially in the form of Exhibit I attached hereto, (C) appointing Gary Rexroad as the initial Selling Securityholders’ Representative pursuant to Section 9.13(a) for the purposes set forth herein, all as further and otherwise described therein (the “Letter of Transmittal”), and (2) instructions for use in effecting the surrender of the Company Stock in exchange for the applicable cash amount. As soon as reasonably practicable after the Effective Time, but in no event more than five (5) Business

Annex D-4

days thereafter, then provide that the Selling Securityholder has surrendered it Company Stock for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such Letter of Transmittal (including a completed and duly executed Accredited Investor Certification) and any required Form W-9 or Form W-8, duly completed and validly executed in accordance with the instructions thereto (including all required deliverables), the holder of such Company Stock shall be entitled to receive from the Paying Agent, upon surrender thereof, the cash amount to which such holder is entitled pursuant to Section 1.7 as set forth on the Closing Payment Certificate, and any Company Stock so surrendered shall be canceled. Until surrendered, each outstanding share of Company Stock set forth on the Company’s stock register will be deemed from and after the Effective Time, for all corporate purposes to evidence only the right to receive the cash amount (without interest) into which such shares of Company Common Stock shall have been so converted pursuant to Section 1.7. No portion of the Aggregate Consideration will be paid to the holder of any unsurrendered Company Stock with respect to shares of Company Stock formerly represented thereby until the holder of record of such Company Stock shall surrender such Company Stock and the Letter of Transmittal pursuant hereto.

(d) No Interest With Respect to Unexchanged Shares of Company Common Stock. No interest will be paid or accrue for the benefit of any holder of Company Common Stock or any Aggregate Consideration, or other amounts payable under this Article 1.

(e) Paying Agent to Return Cash Consideration. At any time following the last day of the sixth (6th) month following the Effective Time, Parent shall be entitled to require the Paying Agent to deliver to Parent, or its designated successor or assign all cash amounts that have been deposited with the Paying Agent pursuant to Section 1.10(a) hereof, and any and all interest thereon or other income or proceeds thereof, not disbursed to the holders of Company Stock pursuant to Section 1.10(b) hereof, and thereafter the holders of Company Stock shall be entitled to look only to Parent and only as general creditors thereof with respect to any and all cash amounts that may be payable to such holders of Company Stock pursuant to Section 1.10(b) hereof upon the due surrender of such Company Stock and duly executed Letter of Transmittal and other required documents in the manner set forth in Section 1.10(b) hereof. No interest shall be payable for the cash amounts delivered to Parent pursuant to the provisions of this Section 1.10(e) and which are subsequently delivered to the holders of Company Stock.

(f) No Liability or Obligation. Notwithstanding anything to the contrary in this Section 1.10, neither Parent, the Paying Agent, the Surviving Corporation, nor any party hereto shall be liable or have any other obligation in respect of any Aggregate Consideration and any other amounts payable under this Agreement for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law pursuant to its withholding rights set forth in Section 1.13.

1.11 No Further Ownership Rights. The cash amounts paid, as applicable, in respect of the surrender for exchange of shares of Company Common Stock in accordance with the terms hereof shall be deemed to be in full satisfaction of all rights pertaining to such shares of Company Common Stock. From and after the Effective Time, the holders of Company Common Stock shall cease to have any rights with respect to Company Common Stock represented thereby, except as otherwise set forth herein or by Applicable Laws. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of any shares of Company Common Stock thereafter on the records of the Company. If, after the Effective Time, any Company Stock is presented to the Surviving Corporation, it shall be cancelled and exchanged as set forth in Section 1.7 and this Section 1.11.

1.12 RESERVED.

1.13 Net Working Capital Adjustment.

(a) Determination of Estimated Closing Net Working Capital. Not less than five (5) Business Days prior to the Closing Date, the Company shall prepare and deliver to Parent a reasonably detailed statement setting forth the calculation of the estimated Net Working Capital as of immediately prior to the Closing, without taking into account any of the transactions occurring as part of the Closing (the “Estimated Closing Net Working Capital”), which shall be prepared in accordance with GAAP, as consistently applied by the Company and, with respect to the Estimated Closing Net Working Capital, in a manner consistent with Exhibit 1.13. To assist Parent in its review of the above calculations, the Company shall make available to Parent and its representatives such information and in such detail used in connection therewith as is reasonably requested by Parent.

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(b) Determination of Final Post-Closing Adjustments.

(i) As soon as practicable after the Closing Date, but in any event within sixty (60) calendar days following the Closing Date, Parent shall prepare and deliver to the Selling Securityholders’ Representative a reasonably detailed statement setting for the calculation of the Net Working Capital as of immediately prior to the Closing, without taking into account any of the transactions occurring as part of the Closing (as finally determined pursuant to this Section 1.13, the “Final Closing Net Working Capital”), which shall be prepared in accordance with GAAP consistently applied by the Company and, with respect to the Final Closing Net Working Capital, in a manner consistent with the methodology set forth on Exhibit 1.13. If the Selling Securityholders’ Representative disputes the Final Closing Net Working Capital as determined by Parent, then the Selling Securityholders’ Representative shall deliver to Parent a written statement (the “Dispute Notice”) describing with reasonable detail the basis for any such dispute within thirty (30) calendar days after receiving the statement calculating the Final Closing Net Working Capital. If the Selling Securityholders’ Representative does not deliver the Dispute Notice to Parent within such thirty (30) calendar day period, then the determination of the Final Closing Net Working Capital shall be deemed final and accepted by the Selling Securityholders. Parent, the Surviving Corporation and the Selling Securityholders’ Representative will use reasonable efforts and act in good faith to resolve any such dispute themselves. If such dispute is not finally resolved within thirty (30) calendar days after Parent’s receipt of the Dispute Notice, either Parent or the Selling Securityholders’ Representative may thereafter cause a nationally recognized firm of independent certified public accountants with nationwide audit, accounting and valuation practices as to which the Selling Securityholders’ Representative and Parent agree in writing, with both acting reasonably (the “Independent Accountant”) to review this Agreement promptly and the disputed items or amounts in determining the Final Closing Net Working Capital. The Selling Securityholders’ Representative, Surviving Corporation and the Parent, as applicable, will provide the accounting firm access to the books and records of Parent and/or Surviving Corporation and their Affiliates related to the calculation of the Final Closing Net Working Capital. The Independent Accountant shall act as an expert not as an arbitrator. Within ten (10) calendar days after submission to the Independent Accountant for resolution, Parent and the Selling Securityholders’ Representative shall each submit a written brief that indicates their position on each disputed matter and each such party’s determination of the amount of the Final Closing Net Working Capital. The Independent Accountant shall make a written determination on each disputed matter no later than thirty (30) calendar days after submission to the Independent Accountant for resolution and such determination shall be conclusive and binding upon Parent and the Selling Securityholders with respect to that disputed matter, absent fraud or manifest error. Such determination for each disputed matter shall be bounded by the amount proposed by Parent and the amount proposed by the Selling Securityholders’ Representative. The proposed Final Closing Net Working Capital will be revised as appropriate to reflect the resolution of any such claims pursuant to this Section 1.13. The fees and disbursements of the Independent Accountant shall be paid by Parent, on the one hand, and the Selling Securityholders, on the other hand, on an inversely proportional basis, based upon the relative difference between the amounts in dispute that have been submitted to the Independent Accountant and the Independent Accountant’s final calculations. Solely by way of example, if Parent claimed that Final Closing Net Working Capital is One Million and 00/100 Dollars ($1,000,000.00), the Selling Securityholders’ Representative claimed in the Dispute Notice that Final Closing Net Working Capital is One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00), and the Independent Accountant determines that Final Closing Net Working Capital is One Million One Hundred Thousand and 00/100 Dollars ($1,100,000.00), then Parent shall pay twenty percent (20%) of the Independent Accountant’s fees and disbursements and the Selling Securityholders shall pay eighty percent (80%) of the Independent Accountant’s fees and disbursements. Parent and the Selling Securityholders’ Representative shall each pay their own fees and expenses related to such determination.

(ii) Parent and the Surviving Corporation will provide the Selling Securityholders’ Representative and his, her or its legal, accounting and/or financial advisors with reasonable access during normal business hours to all materials related to the preparation of and proper calculation of the Final Closing Net Working Capital, and shall make their financial staff and advisors available to the Selling Securityholders’ Representative and his, her or its legal, accounting and/or financial advisors and to the Independent Accountant at any reasonable time during the review by the Selling Securityholders’ Representative of the Final Closing Net Working Capital and the resolution by Parent and the Selling Securityholders’ Representative and/or the Independent Accountant of any objections thereto. Access to any work papers or analyses provided by Parent’s advisors shall be subject to their customary protocols for such access.

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(c) Application of Final Post-Closing Adjustments.

(i) If the Final Closing Net Working Capital, as finally determined, is less than the Estimated Closing Net Working Capital, then within five (5) calendar days after the Final Closing Net Working Capital is determined, the Selling Securityholders’ Representative and Parent shall cause such difference to be paid to Parent by executing and delivering to the Escrow Agent a joint written instruction as required by the Escrow Agreement directing the Escrow Agent to disburse such amount from the Escrow Funds to Parent.

(ii) If the Final Closing Net Working Capital, as finally determined, is more than the Estimated Closing Net Working Capital, then Parent shall pay or cause to be paid to the Selling Securityholders each of their respective Allocated Portion of the entire amount of the difference between the Final Closing Net Working Capital and the Estimated Closing Net Working Capital by wire transfer of immediately available funds in accordance with the Allocation Certificate, as updated by the Selling Securityholder’ Representative no later than five (5) calendar days after the final determination of the Final Closing Net Working Capital in accordance with this Section 1.13.

(d) Prorations. Except as provided in the Final Closing Net Working Capital, all payments made by the Company for services, rent and other charges or expenses paid or payable with respect to the Company shall be prorated as of the Effective Time so that all such payments, prepayments or expenses attributable to the period ending as of the Effective Time shall be for the account of the Company, and all such payments, prepayments and expenses attributable to the period commencing with and following the Effective Time shall be for the account of Parent. Any prepayments existing as of the Effective Time shall accrue as part of the Final Net Working Capital.

(e) No Further Claim. After the determination of the Final Closing Net Working Capital and the payment of any adjustments contemplated by Section 1.13(c), no party shall have the right to make any claim based on the Net Working Capital as of the Effective Time (even if subsequent events or subsequently discovered facts would have affected the calculation of the Net Working Capital had such subsequent events or subsequently discovered facts been known at the time of the Closing), other than as a result of fraud or manifest error.

(f) Adjustments for Tax Purposes. Any payments made pursuant hereto shall be treated as an adjustment to the Aggregate Consideration by the parties for Tax purposes, unless otherwise required by Applicable Law.

1.14 Withholding Taxes. Each of Parent, Merger Sub, the Escrow Agent and the Paying Agent shall be entitled to deduct and withhold from the consideration any amount otherwise payable in connection with the Transactions such amounts as Parent, Merger Sub, the Escrow Agent or the Paying Agent is required to deduct and withhold under the Code or any provision of state, local or foreign Applicable Law with respect to any Person entitled to receive Aggregate Consideration or payments pursuant to the terms of this Agreement; provided such amounts are actually paid over to the applicable Tax Authority. To the extent that amounts are so deducted or withheld by Parent, Merger Sub, the Escrow Agent or the Paying Agent, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person entitled to receive the applicable payment pursuant to the terms of this Agreement in respect of whom such deduction and withholding was made by Parent, Merger Sub, the Escrow Agent or the Paying Agent.

1.15 Taking of Necessary Actions; Further Actions. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, the officers and directors of Parent, the Company and the Surviving Corporation are fully authorized in the name of their respective entities or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

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1.16 Earnout Payments.

(a) Subject to the Selling Securityholder, or such substitute Person pursuant to Section 1.16(c), having executed and delivered to Parent (i) an Accredited Investor Certification in the form of Exhibit G, (ii) a Registration Rights Agreement in the form of Exhibit H and (iii) a Lock-Up Agreement in the form of Exhibit I, and the terms and conditions set forth in this Section 1.16, each Selling Securityholder shall be entitled to receive the following payments (the “Earnout Payments”), as additional consideration in respect of all of the shares of the Company Common Stock such Selling Securityholder holds:

(i) Upon the 2021 Milestone Payment Date, such Selling Securityholder’s Allocated Portion of the 2021 Milestone Payment, as finally determined pursuant to Section 1.16(h);

(ii) Upon the 2022 Milestone Payment Date, such Selling Securityholder’s Allocated Portion of the 2022 Milestone Payment, as finally determined pursuant to Section 1.16(h); and

(iii) Upon the 2023 Milestone Payment Date, such Selling Securityholder’s Allocated Portion of the 2023 Milestone Payment, as finally determined pursuant to Section 1.16(h).

Notwithstanding anything herein to the contrary, the 2021 Milestone Payment, the 2022 Milestone Payment and the 2023 Milestone Payment shall not be due and earned unless the Surviving Corporation has achieved the Milestone Payment Threshold for the 2021 Fiscal Year, the 2022 Fiscal Year, or the 2023 Fiscal Year, as applicable.

(b) If any Earnout Payment is payable pursuant to Section 1.16(a), subject to such Selling Securityholder having provided Parent with an executed Accredited Investor Certification and Lock-Up Agreement, Parent shall promptly, and in no event later than ten (10) Business Days following the 2021 Milestone Payment Date, the 2022 Milestone Payment Date or the 2023 Milestone Payment Date, as applicable, cause the Paying Agent to distribute to the Selling Securityholders certificates, or if Parent Common Stock is not then evidenced by certificates, such other documentation as the Paying Agent provides to other holders of Parent Common Stock (each, a “Certificate”) representing shares of Parent’s common stock, par value $0.0001 (the “Parent Common Stock”) equal to such holder’s aggregate Allocated Portion thereof, with each Selling Securityholder entitled to receive such Selling Securityholder’s Allocated Portion of such amount.

(c) If Certificates are to be issued in a name other than as set forth in the Closing Payment Certificate, it will be a condition of the issuance thereof that the registered owner set forth in the Closing Payment Certificate shall execute such forms for transfer requested by Parent or the Paying Agent and that the Persons requesting such exchange will have paid to Parent or the Paying Agent any transfer or other taxes required by reason of the issuance of Certificates in any name other than that of the registered holder set forth in the Closing Payment Certificate, or established to the satisfaction of Parent or Paying Agent by it that such tax has been paid or is not payable.

(d) Notwithstanding anything to the contrary contained herein, no fraction of a share of Parent Common Stock will be issued by Parent by virtue of this Agreement or the transactions contemplated hereby, and each Person who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock that otherwise would be received by such holder) shall instead have the number of shares of Parent Common Stock issued to such Person rounded up in the aggregate to the nearest whole share of Parent Common Stock.

(e) No dividends or other distributions declared or made after the 2021 Milestone Payment Date, the 2022 Milestone Payment Date, or the 2023 Milestone Payment Date, as applicable, with respect to Parent Common Stock will be paid to the Selling Securityholders that have not yet surrendered their share certificate(s) with respect to the shares of Parent Common Stock to be issued upon surrender thereof until the Selling Securityholders shall surrender the applicable certificate(s). Subject to all Applicable Laws, following surrender of any such certificate(s), Parent shall cause the Paying Agent to promptly deliver to the record holders thereof, without interest, the Certificates issued in exchange therefor and the amount of any such dividends or other distributions with a record date after the 2021 Milestone Payment Date, the 2022 Milestone Payment Date, or the 2023 Milestone Payment Date, as applicable, theretofore paid with respect to such shares of Parent Common Stock.

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(f) The Selling Securityholders’ Representative, on behalf of each Selling Securityholder, hereby acknowledges and agrees that:

(i) Subject to Section 1.16(g) below, Parent shall operate and conduct the Surviving Corporation’s business post-Closing in good faith using commercially reasonable efforts.

(ii) there are no assurances that any Earnout Payment will be payable; and

(iii) the right to receive the Earnout Payments will not be represented by a certificate, does not represent an ownership interest in Parent or any of its Affiliates (including the Surviving Corporation), and does not entitle any Selling Securityholder to any rights common to holders of Equity Interest in Parent or any of its Affiliates (including the Surviving Corporation).

(g) Notwithstanding Section 1.16(f) or anything to the Contrary, during the period following the Closing until the 2023 Milestone Payment is finally determined pursuant to Section 1.16(h) and paid, if applicable, Parent and the Surviving Corporation shall, unless otherwise consented to in writing by the Selling Securityholders’ Representative:

(i) maintain separate accounting books and records for the Surviving Corporation and each Company Subsidiary that will be used to make all calculations related to the Earnout Payments and make such books and records and the work papers and back-up materials used in preparing such calculations available to the Selling Securityholders’ Representative and its accountants and other representatives at reasonable times and upon reasonable notice;

(ii) act in good faith with respect to the oversight and control of the business and affairs of the Surviving Corporation and each Company Subsidiary (together with any successor to the operations thereof), and shall not act, in a manner that would reasonably be expected to adversely affect the ability of the Selling Securityholders to earn the maximum amount of the Earnout Payments;

(iii) subject to the terms and conditions of their his Employment Agreement and his compliance therewith, Gary Rexroad shall serve as the Chief Executive Officer of the Surviving Corporation and each Company Subsidiary after Closing, and, subject to reasonable and customary corporate governance, oversight, process and procedures and reporting obligations to the Board of Directors of the Surviving Corporation, the Parent and otherwise, Parent shall permit him (i) to manage the operations of the Surviving Corporation’s Business and (ii) to hire, fire and determine the compensation and benefits of executive and non-executive employees earning less than Two Hundred Twenty-Five Thousand and 00/100 Dollars ($225,000.00) in the aggregate, inclusive of salary and bonuses. All other hiring, firing and compensation decisions shall be subject to the approval of the Board of Directors of Parent;

(iv) not sell or transfer substantially all or any material potion of the assets (whether by sale of stock, merger, consolidation or otherwise) of the Surviving Corporation or any Company Subsidiary or otherwise adopt any plan of merger, consolidation, reorganization (or similar plan or change of control transaction), liquidation or dissolution or filing of a petition in bankruptcy with respect to the Surviving Corporation or any Company Subsidiary under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against the Surviving Corporation under any similar Law;

(v) continue the business of the Surviving Corporation and each Company Subsidiary and provide adequate capital for such continued operations and growth;

(vi) not allocate any overhead of Parent and/or its respective Affiliates to the Surviving Corporation and/or any Company Subsidiary;

(vii) not divert or defer any income, revenue or expense of the Surviving Corporation and/or any Company Subsidiary from one accounting period to another for the purpose of reducing any Earnout Payment;

(viii) not divert any sales or income away from the Surviving Corporation and/or any Company Subsidiary to any other Person that competes, directly or indirectly, with the business of the Surviving Corporation and/or any Company Subsidiary; and

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(ix) use best efforts to promote the Surviving Corporation and each Company Subsidiary and preserve the goodwill of, and maintain satisfactory relationships with, those Persons having material business relationships with the Surviving Corporation and each Company Subsidiary.

In the event of any of (a) any material breach by Parent of this Section 1.16(g) and/or the material breach by Parent, as determined by a court of competent jurisdiction in accordance with the terms of this Agreement, which decision, judgement, decree or other order has become final and not subject to further appeal, or (b) the termination of Gary Rexroad’s employment for any reason other than for Cause (as defined in his Employment Agreement) by Parent or his resignation for Good Reason (as defined in his Employment Agreement), but provided in each case that the Performance Threshold (as defined in his Employment Agreement) has been achieved as of the date of termination, then all then outstanding Earnout Payments shall be deemed to have been earned and shall become immediately due and payable in full (each of (a) and (b), an “Acceleration Event”). Upon the occurrence of an Acceleration Event the Selling Securityholders’ Representative shall forward to Parent an Allocation Certificate setting forth the number of shares of Parent Common Stock to be issued to each Selling Securityholder and, subject to each Selling Securityholder having provided Parent with an executed Accredited Investor Certification and executed Lock-Up Agreement, Parent shall promptly, but in any event within five (5) Business Days of receipt of the Allocation Certificate, cause the Paying Agent to issue Certificates to the Selling Securityholders in accordance with the Allocation Certificate. Notwithstanding anything to the contrary set forth in this Section 1.16(g) or his Employment Agreement, the Selling Securityholders’ Representative, whether or not employed by the Parent and/or its Affiliates (including the Surviving Corporation and the Company Subsidiaries) may act, or take any action, in his capacity as the Selling Securityholders’ Representative as permitted under this Agreement in his sole discretion on behalf of the Selling Securityholders without Liability to the Parent or its Affiliates (including the Surviving Corporation and the Company Subsidiaries) for the taking of such action.

(h) In the event that Parent determines that the Selling Securityholders are not eligible for the full 2021 Milestone Payment, 2022 Milestone Payment, or 2023 Milestone Payment, as applicable, Parent shall, within thirty (30) Business Days following the 2021 Milestone Payment Date, 2022 Milestone Payment Date, or 2023 Milestone Payment Date, as applicable, notify the Selling Securityholders’ Representative thereof. Parent shall include in such notice a statement setting forth Parent’s calculations in reasonable detail of the 2021 Milestone Payment (including all components thereof), 2022 Milestone Payment (including all components thereof), or 2023 Milestone Payment (including all components thereof), as applicable, payable and during the thirty (30) Business Day period after the delivery of such notice, the Selling Securityholders’ Representative, upon providing advance notice to Parent in writing, shall have reasonable access to the books and records of Parent and its Affiliates to the extent reasonably related to its review of such calculations. If the Selling Securityholders’ Representative disputes the 2021 Milestone Payment, 2022 Milestone Payment, 2023 Milestone Payment and/or any component thereof, then the Selling Securityholders’ Representative shall deliver to Parent a written statement (the “Earnout Dispute Notice”) describing with reasonable detail the basis for any such dispute within thirty (30) calendar days after receiving the statement calculating the 2021 Milestone Payment, 2022 Milestone Payment, or 2023 Milestone Payment, as applicable. If the Selling Securityholders’ Representative does not deliver the Earnout Dispute Notice to Parent within such thirty (30) calendar day period, then the determination of the 2021 Milestone Payment, 2022 Milestone Payment or 2023 Milestone Payment shall be deemed final and accepted by the Selling Securityholders. Parent, the Surviving Corporation and the Selling Securityholders’ Representative will use reasonable efforts and act in good faith to resolve any such dispute themselves. If such dispute is not finally resolved within thirty (30) calendar days after Parent’s receipt of the Earnout Dispute Notice, either Parent or the Selling Securityholders’ Representative may thereafter cause the Independent Accountant to review this Agreement promptly and the disputed items or amounts in determining the 2021 Milestone Payment, 2022 Milestone Payment, or 2023 Milestone Payment, as applicable. The Selling Securityholders’ Representative, Surviving Corporation and the Parent, as applicable, will provide the Independent Accountant access to the books and records of Parent and/or Surviving Corporation and their Affiliates related to the calculation of the 2021 Milestone Payment (including all components thereof), 2022 Milestone Payment (including all components thereof), or 2023 Milestone Payment (including all components thereof). The Independent Accountant shall act as an expert not as an arbitrator. Within twenty (20) calendar days after submission to the Independent Accountant for resolution, Parent and the Selling Securityholders’ Representative shall each submit a written brief that indicates their position on each disputed matter and each such party’s determination of the amount of the 2021 Milestone Payment, 2022 Milestone Payment or 2023 Milestone Payment. The Independent Accountant shall make a written determination on each disputed matter no later than thirty (30) calendar days after submission to the Independent Accountant for

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resolution and such determination shall be conclusive and binding upon Parent and the Selling Securityholders with respect to that disputed matter, absent fraud or manifest error. Such determination for each disputed matter shall be bounded by the amount proposed by Parent and the amount proposed by the Selling Securityholders’ Representative. The proposed 2021 Milestone Payment, 2022 Milestone Payment, or 2023 Milestone Payment will be finally calculated to reflect the resolution of any such claims pursuant to this Section 1.16(h). The fees and disbursements of the Independent Accountant shall be paid by Parent, on the one hand, and the Selling Securityholders, on the other hand, on an inversely proportional basis, based upon the relative difference between the amounts in dispute that have been submitted to the Independent Accountant and the Independent Accountant’s final calculations. Solely by way of example, if Parent claimed that the 2021 Milestone Payment is One Million and 00/100 Dollars ($1,000,000.00), the Selling Securityholders’ Representative claimed in the Earnout Dispute Notice that the 2021 Milestone Payment is One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00), and the Independent Accountant determines that the 2021 Milestone Payment is One Million One Hundred Thousand and 00/100 Dollars ($1,100,000.00), then Parent shall pay twenty percent (20%) of the Independent Accountant’s fees and disbursements and the Selling Securityholders shall pay eighty percent (80%) of the Independent Accountant’s fees and disbursements. Parent and the Selling Securityholders’ Representative shall each pay their own fees and expenses related to such determination. Parent and the Surviving Corporation will provide the Selling Securityholders’ Representative and his, her or its legal, accounting and/or financial advisors with reasonable access during normal business hours to all materials related to the preparation of and proper calculation of the 2021 Milestone Payment, 2022 Milestone Payment, or 2023 Milestone Payment, as applicable, and shall make their financial staff and advisors available to the Selling Securityholders’ Representative and his, her or its legal, accounting and/or financial advisors and to the Independent Accountant at any reasonable time during the review by the Selling Securityholders’ Representative of the 2021 Milestone Payment, 2022 Milestone Payment, or 2023 Milestone Payment, as applicable, and the resolution by Parent and the Selling Securityholders’ Representative and/or the Independent Accountant of any objections thereto. Access to any work papers or analyses provided by Parent’s advisors shall be subject to their customary protocols for such access.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants that each of the statements in this Article 2 is true, correct and complete as of the date hereof and shall be true and correct as of the Closing Date (except for such representations and warranties made only as of a specific date), subject only to such exceptions as are specifically disclosed with respect to specific numbered sections and lettered subsections of this Article 2 in the disclosure schedule, delivered herewith and dated as of the date hereof, and organized with corresponding numbered sections and lettered subsections (the “Company Disclosure Schedule”), it being agreed that any matter disclosed pursuant to any section of the Company Disclosure Schedule shall be deemed disclosed for purposes of any other section of the Company Disclosure Schedule to the extent the applicability of the disclosure to such other section is reasonably apparent from such disclosure.

2.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada, and has full corporate power and authority to conduct its business as presently conducted and to own, use, license, lease and operate its Assets. The Company is duly qualified, licensed or admitted to do business and is in good standing (to the extent such concept or a comparable status is recognized) as a foreign corporation in each jurisdiction in which the ownership, use, licensing or leasing of its Assets, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for such failures to be so duly qualified, licensed or admitted and in good standing that could not reasonably be expected to have a Company Material Adverse Effect. The Company is not in violation of any of the provisions of its Charter Documents and such Charter Documents are in full force and effect. Section 2.1 of the Company Disclosure Schedule sets forth each jurisdiction where the Company and the Company Subsidiaries are so qualified, licensed or admitted to do business and separately lists each other state, province or country in which the Company and any Company Subsidiary owns, uses, licenses or leases its respective Assets, or conducts business or has employees or engages independent contractors.

2.2 Authorization. Subject only to the Requisite Stockholder Vote, the Company has full corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements to which the Company is or, at the Closing, will become a party (each, a “Company Ancillary Agreement”), to perform its obligations hereunder and thereunder and to consummate the Transactions. Except for obtaining the Requisite Stockholder Vote, no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance

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by the Company of this Agreement and each Company Ancillary Agreement, or to consummate the Transactions. The board of directors of the Company (the “Company Board”), in an action by unanimous written consent has unanimously, duly and validly (i) adopted and approved this Agreement and the Company Ancillary Agreements, and the execution, delivery and performance by the Company of its obligations hereunder and thereunder, (ii) declared the advisability of this Agreement and the Company Ancillary Agreements and (iii) resolved to recommend that the Company Stockholders approve this Agreement, the Company Ancillary Agreements and the Merger, and none of the aforesaid actions by the Company Board has been amended, rescinded or modified, and no other action on the part of the Company Board is required to authorize the execution, delivery and performance of this Agreement and the Company Ancillary Agreement and the consummation of the Transactions. This Agreement has been, and the Company Ancillary Agreements have been or will be, as applicable, duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof (and, in the case of the Company Ancillary Agreement, thereof) by Parent and/or the other parties thereto, each constitutes or will constitute, as applicable, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors’ rights generally and by general principles of equity.

2.3 Capital Stock.

(a) The authorized capital stock of the Company consists of Thirty Million (30,000,000) shares of common stock, par value $0.0001 per share (“Company Common Stock”) of which Five Million Two Hundred Ninety-Nine Thousand Nine Hundred and Ninety-Five (5,299,995) shares of Company Common Stock are issued and outstanding as of the date of this Agreement. The Capitalization Table sets forth the record and beneficial owners of the shares of each class of Company Common Stock, which constitute all of the outstanding capital stock of the Company. The Company does not have a stock incentive or similar equity plan in effect as of the date of this Agreement. No shares of Company Common Stock are held in treasury or are authorized or reserved for issuance.

(b) Except for the Company Common Stock as set forth on the Capitalization Table, and the capital stock of the Company Subsidiaries set forth in Section 2.4(a) of the Company Disclosure Schedule, (i) the Company and each Company Subsidiary has not issued or granted, and has not agreed to and is not obligated to issue or grant, any share of capital stock or other Equity Interest, (ii) there are no outstanding subscriptions, stock options, stock appreciation rights, phantom stock, deferred stock, performance stock, stock units, restricted stock or other compensatory equity or equity-linked awards, in any case, with respect to any security of or interest in the Company or any Company Subsidiary that have not expired or are otherwise terminated as of the date hereof (together, “Equity Awards”), (iii) warrants, rights, preemptive rights or other contracts, commitments, understandings, plans or arrangements, including any right of conversion or exchange under any outstanding security, instrument or agreement, obligating the Company or any Company Subsidiary to issue or sell any shares of capital stock or to grant, extend or enter into any option with respect thereto, and (iv) the Company is not a party to any agreement, arrangement or understanding (written or oral) under which it is obligated to issue or grant any Equity Award.

(c) The Closing Payment Certificate includes a spreadsheet (the “Capitalization Table”), including a true, correct and complete list of all Company Stockholders and their respective addresses, indicating whether such holder is an employee or not an employee of the Company, the number of shares of Company Common Stock held by such persons, the respective certificate numbers, the date of acquisition of such shares, and such other information relevant thereto or which Parent may reasonably request.

(d) Each outstanding share of capital stock or other Equity Interest of the Company, including each Company Common Stock: (i) has been duly authorized, validly issued, fully paid and is nonassessable, free and clear of any Lien and (ii) has been offered, sold and delivered by the Company in compliance with all Applicable Laws and any applicable contractual restrictions. There have been no declared or accrued (whether paid or unpaid) dividends or other distributions with respect to any shares of capital stock or other Equity Interests of the Company.

(e) Section 2.3(e) of the Company Disclosure Schedule lists all Contracts, including, all stockholder agreements, investors rights agreements, voting agreements, voting trusts, preemptive rights, rights of first offer, rights of first refusal and co-sale agreements, rights of first negotiation, rights to notice of an Acquisition Proposal from a third party, management rights agreements, complete and correct copies of which have been made available to Parent, to which the Company or any Company Subsidiary is a party or by which its properties or assets are bound that entitle

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any Person to any right of first offer, first refusal, first negotiation, notice, vote, novation, waiver, consent, approval, registration, dividend right of, as the case may be, in connection with the Equity Interests or Assets of the Company and any Company Subsidiary or the Transactions.

(f) INTENTIONALLY OMITTED

(g) The Closing Payment Certificate and the Allocation Certificates when delivered will be, true, correct and complete in all respects and upon, and except for the payment of the amounts set forth therein, none of Parent, the Surviving Corporation or any of their respective Representatives will have any obligation to the Company Stockholders with respect to the Company Common Stock.

(h) Section 2.3(h) of the Company Disclosure Schedule sets forth a true, complete and correct list of all Indebtedness of the Company and each Company Subsidiary as of Last Balance Sheet Date, identifying the creditor to which such Indebtedness is owed, the instrument under which Indebtedness is owed, and the amount of such Indebtedness as of the close of business on the date of this Agreement. With respect to each item of Indebtedness of the Company and each Company Subsidiary, the Company and the Company Subsidiaries are not in default and no payments are past due. Neither the Company nor any of the Company Subsidiaries has guaranteed or is responsible or has any Liability for any Indebtedness of any other Person, and neither the Company nor any of the Company Subsidiaries has guaranteed any other obligation of any other Person. Section 2.3(h) of the Company Disclosure Schedule accurately sets forth, with respect to each promissory note or other Contract evidencing Indebtedness of the Company, in each case, that is convertible into the right to receive any shares of Company Common Stock (collectively, the “Company Notes”): (i) the name and address of the most recent sole record and beneficial holder of such Company Note; (ii) the date on which such Company Note was issued; (iii) the term of such Company Note; (iv) the principal amount, rate of interest and accrued interest with respect to such Company Note as of the date of this Agreement; and (v) all Contracts related thereto. The Company has made available true, correct and complete copies of each Company Note and each other Contract relating to any of the Company Notes. Except for the Company Notes, no debt securities of the Company or any Company Subsidiary are issued and outstanding. No later than five (5) days prior to the Closing the Company shall provide Parent with an updated Company Disclosure Schedule setting forth the Indebtedness of the Company and each Company Subsidiary as of such date.

2.4 Subsidiaries.

(a) Section 2.4(a) of the Company Disclosure Schedule sets forth the name, jurisdiction of incorporation or organization and authorized and outstanding capital, and the record and beneficial owners of the outstanding capital stock of each Company Subsidiary (the “Company Subsidiaries”; each, a “Company Subsidiary”) and the jurisdictions in which each of the Company and the Company Subsidiaries is qualified to do business as a foreign corporation or other business entity. Each Company Subsidiary is an entity duly organized, validly existing and in good standing (to the extent such concept or a comparable status is recognized) under the Applicable Laws of the jurisdiction of its organization and has full corporate power and authority to conduct its business as presently conducted and to own, use, license, lease and operate its Assets. Each Company Subsidiary is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation in each jurisdiction in which the ownership, use, licensing or leasing of its Assets, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for such failures to be so duly qualified, licensed or admitted and in good standing that could not reasonably be expected to have a Company Material Adverse Effect. None of the Company Subsidiaries is in violation of any of the provisions of its Charter Documents and such Charter Documents are in full force and effect. All the outstanding Equity Interests of each Company Subsidiary have been duly authorized, are validly issued, are fully paid and non-assessable and are free of any preemptive rights in compliance with Applicable Laws, including valid exemptions from registration under the Securities Act and all other applicable securities Laws. The Company owns, directly or indirectly, all of the Equity Interests of each Company Subsidiary, free and clear of any Liens. There are no declared or accrued but unpaid dividends or other distributions with respect to any shares of capital stock or other Equity Interests of any Company Subsidiary.

(b) Except as set forth in Section 2.4(b) of the Company Disclosure Schedule, the Company and each Company Subsidiary does not control, and has not since the Company’s or such Company Subsidiary’s, as applicable, inception controlled, directly or indirectly, any other corporation, or any limited liability company, partnership, joint venture, association or any other business entity, and the Company and each Company Subsidiary does not own any direct or indirect Equity Interest or other interest or any right (contingent or otherwise) or have any current or prospective obligation to acquire the same of, and has not at any time made any other material investment in, any other Person.

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2.5 Directors and Officers. The names of each director and officer of the Company and each Company Subsidiary on the date hereof, and his or her position with the Company and each Company Subsidiary, are listed in Section 2.5 of the Company Disclosure Schedule.

2.6 No Conflicts; Approvals; Requisite Stockholder Vote.

(a) The execution and delivery by the Company of this Agreement and the Company Ancillary Agreements, and each of the Company Subsidiaries of the Ancillary Agreements to which such Company Subsidiary is a party, do not, and the performance by the Company of its obligations under this Agreement and the Company Ancillary Agreements and by each of Company Subsidiaries of its obligations under the Ancillary Agreements to which such Company Subsidiary is a party, and the consummation of the Transactions do not and will not:

(i) Conflict with or result in a violation or breach of any of the material terms, conditions or provisions of the Company’s or any Company Subsidiary’s Charter Documents;

(ii) Conflict with or result in a material violation or material breach of any Applicable Law or Order applicable to the Company, any Company Subsidiary or any of their respective material Assets; or

(iii) (A) Conflict with or result in a material violation or material breach of, (B) constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, (C) require the Company or any Company Subsidiary to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (D) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (E) result in or give to any Person any additional right or entitlement to any increased, additional, accelerated or guaranteed payment or performance under, (F) result in the creation or imposition of (or the obligation to create or impose) any Lien upon the Company or any Company Subsidiary or any of their respective Assets under, or (G) result in the loss of any material benefit under, any Material Contract or Permit to which the Company or any Company Subsidiary is a party or by which any of the Company’s or any Company Subsidiary’s material Assets is bound.

(b) The only votes of the holders of any shares of the Company Common Stock necessary to approve this Agreement, the Articles of Merger, the Ancillary Agreements, the Merger and the other Transactions under Applicable Laws and the Company’s Charter Documents (collectively, the “Requisite Stockholder Vote”) are those votes of the shares representing a majority of the outstanding Company Common Stock as of the applicable record date.

(c) The shares owned by the Company Stockholders listed in Section 2.6(c) of the Company Disclosure Schedule (the “Principal Stockholders”) who, within four (4) hours following the execution of this Agreement, shall have executed and delivered Joinder Agreements and the Stockholder Written Consent, constitute shares representing (as of the applicable record date) 3,925,687 shares (74.06%) of the outstanding Company Common Stock.

2.7 Charter Documents; Books and Records.

(a) The Company has prior to the execution of this Agreement made available to Parent true, correct and complete copies of the Charter Documents of the Company and each Company Subsidiary and all other organizational documents, each as amended through the date hereof.

(b) The Company has prior to the execution of this Agreement made available to Parent true, correct and complete copies of the minute books, stock record books and other similar records of the Company and each of its Subsidiaries. The minute books of the Company and its Subsidiaries contain true, correct and complete copies of all minutes of meetings of and actions by the stockholders of the Company or its Subsidiaries, the board of directors (or equivalent governing bodies) of the Company and each of its Subsidiaries, and all committees of such boards (or equivalent governing bodies) of the Company and its Subsidiaries, and accurately reflect all corporate actions of the Company and its Subsidiaries which are required by Applicable Laws or their respective Charter Documents to be passed upon by the stockholders of the Company or its Subsidiaries, the board of directors (or equivalent governing bodies) of the Company and each of its Subsidiaries, or any committee of such boards (or equivalent governing bodies) of the Company and its Subsidiaries.

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2.8 Company Financials.

(a) Attached to Section 2.8(a) of the Company Disclosure Schedule is a true, correct and complete copy of the Company Financials. Such Company Financials are true, correct and complete in all material respects and have been prepared in accordance with the Books and Records of the Company and the Company’s accounting principles (subject to normal year-end adjustments and the absence of notes, which adjustments or notes will not be material in amount or significance). The Company Financials present fairly and accurately the financial condition and operating results of the Company and the Company Subsidiaries (including assets, liabilities, profit, loss and cash flows) as of the dates and during the periods indicated therein, all in accordance with GAAP.

(b) The Company has at all times (i) made and kept true, correct and complete Books and Records and (ii) maintained, enforced and complied with internal accounting controls that have at all times provided reasonable assurance that (A) transactions are (and have been) executed in accordance with management’s authorization, (B) transactions are (and have been) recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is (and has been) permitted only in accordance with management’s authorization, (D) the reported accountability for its assets is (and has been) compared with existing assets at reasonable intervals, (E) all material information related to such controls are (and has been) reported or otherwise made known to the Company’s chief executive officer and chief financial officer, (F) all material information concerning the Company is (and has been) recorded, processed, summarized and timely reported to the appropriate members of the Company’s management, including its chief executive officer and chief financial officer, (G) all information required to be reported or reflected in the Company’s financial statements is (and has been) recorded, processed, summarized and timely reported to the appropriate members of the Company’s management, including its chief financial officer and chief accounting officer. There has been (i) no significant change in the Company’s internal controls over financial reporting, (ii) no significant deficiency or material weakness (or claim or allegation thereof) in the design or operation of the Company’s internal controls over financial reporting which would be reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information during any of the periods covered by the Company Financials, (iii) to the knowledge of the Company, no fraud, whether or not material, involving any member of the Company Board or management or any other employee of the Company who has a significant role in the Company’s internal control over financial reporting and (iv) no change in any accounting policies, principles, methods or practices, including any change with respect to reserves (whether for bad debts, contingent liabilities or otherwise), of the Company. No audit firm has ever declined or indicated its inability to issue an opinion with respect to any financial statements of the Company.

(c) All of the accounts receivable, whether billed or unbilled, of the Company and the Company Subsidiaries arose in the ordinary course of business, are carried at values determined in accordance with the Company’s accounting principles, are not subject to any valid set-off or counterclaim, do not represent obligations for goods sold on consignment, on approval or on a sale-or-return basis or subject to any other repurchase or return arrangement and, to the knowledge of the Company, are collectible except to the extent of reserves therefor set forth in the Company Financials or, for receivables arising subsequent to the Last Balance Sheet Date, as reflected on the Books and Records (which receivables are recorded in accordance with the Company’s accounting principles). No Person has any Lien on any accounts receivable of the Company or any Company Subsidiary and no request or agreement for deduction or discount has been made with respect to any accounts receivable of the Company or any Company Subsidiary. Section 2.8(c) of the Company Disclosure Schedule sets forth the aging of the accounts receivable as of the Last Balance Sheet Date.

2.9 No Undisclosed Liabilities. Except as and to the extent adequately accrued or reserved against in the Last Balance Sheet, to the knowledge of the Company neither the Company nor any Company Subsidiary has any Liability (whether or not required to be disclosed in a consolidated balance sheet of the Company and the Company Subsidiaries or disclosed in the notes thereto), except for (a) any Liability incurred in the ordinary course of business consistent with past practice since the Last Balance Sheet, that are not, individually or in the aggregate, material to the Company or any of its Subsidiaries, (b) any unknown contingent liabilities and (c) any Liability individually less than Ten Thousand and 00/100 Dollars ($10,000.00). There are no off-balance sheet arrangements to which the Company or any Company Subsidiary is a party or otherwise involving the Company or any Company Subsidiary.

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2.10 Absence of Changes.

(a) Since the Last Balance Sheet Date, the respective businesses and operations of the Company and the Company Subsidiaries have been conducted only in the ordinary course consistent with past practice.

(b) Since the Last Balance Sheet Date, no Company Material Adverse Effect has occurred.

(c) Without limiting the foregoing, neither the Company, any Company Subsidiary nor, to the knowledge of the Company, any Person acting on behalf of the Company or any Company Subsidiary, nor any of their respective Affiliates has taken, or omitted to take, in each case since the Last Balance Sheet, any action that, if taken, or omitted to be taken after the date of this Agreement, would constitute a breach of Section 4.1.

2.11 Taxes.

(a) Except as set forth in Section 2.11 of the Company Disclosure Schedules, the Company and each Company Subsidiary has timely filed with the appropriate Tax Authority all income and other material Tax Returns required to be filed. All such Tax Returns are true, correct and complete in all material respects. All income and other material Taxes due and owing by the Company or any Company Subsidiary shown on any Tax Returns have been timely paid. All income and other material Taxes of the Company or any Company Subsidiary that are not yet due and owing have been properly accrued on the Company Financials or, with respect to periods not covered by the Company Financials, on the Books and Records of the Company or Company Subsidiary, in each case, in accordance with the Company’s accounting principles. Neither the Company nor any Company Subsidiary is currently the beneficiary of any extension of time within which to file any Tax Return, nor has any such extension been requested. No written claim has ever been made by an authority in a jurisdiction where the Company or any Company Subsidiary does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. Neither the Company nor any Company Subsidiary has ever had any nexus with any jurisdiction where the Company (or the applicable Company Subsidiary as the case may be) does not file a Tax Return which nexus could subject it to Tax in such jurisdiction.

(b) No deficiencies for Taxes of the Company or any Company Subsidiary have been claimed, proposed or assessed by any Tax Authority or other Governmental Authority. There are no pending or, to the knowledge of the Company or any Company Subsidiary, threatened audits, assessments or other actions for or relating to any liability in respect of Taxes of the Company (or any Company Subsidiary), and there are no matters under discussion with any Tax Authority or other Governmental Authority, or known to the Company or any Company Subsidiary with respect to Taxes, that are likely to result in an additional Liability for Taxes with respect to the Company (or any Company Subsidiary). The Company has made available to Parent true, correct and complete copies of all Tax Returns of the Company and each Company Subsidiary (and their respective predecessors) for all taxable years remaining open under the applicable statute of limitations, including for the most recent taxable year, and true, correct and complete copies of all examination reports and statements of deficiencies assessed against or agreed to by any of the Company or any Company Subsidiary (and any predecessors) since its inception. Neither the Company nor any Company Subsidiary has (nor has any predecessor) waived any statute of limitations in respect of Taxes (which waiver is still in effect) or agreed to any extension of time with respect to a Tax assessment or deficiency, (which extension has not yet lapsed), nor has any request been made in writing for any such extension or waiver. No power of attorney with respect to any Taxes of the Company or any Company Subsidiary has been executed or filed with any Tax authority.

(c) There are no Liens for Taxes on any assets of the Company or any Company Subsidiary other than Liens for Taxes not yet due and payable.

(d) Neither the Company nor any Company Subsidiary is party to or bound by (i) any Tax sharing, Tax allocation, Tax indemnification or similar agreement or arrangement that is currently in effect, other than any such agreement or arrangement as to which only Companies are parties, or (ii) any agreement or arrangement under which any of the Companies could be (A) liable for any material Taxes or other claims of any party, or (B) required to make payment to another Person (other than another of the Companies) for any Tax Liabilities or with respect to any Tax benefits that are realized or deemed to be realized by any of the Companies, including, but not limited to, transaction tax benefits arising from a prior transaction, in each case, except for commercial agreements entered into in the ordinary course of business that are not primarily related to Taxes.

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(e) Neither the Company nor any Company Subsidiary has any liability for any Taxes of any other Person (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), (ii) as a transferee or successor, (iii) by contract or (iv) otherwise. Neither the Company nor any Company Subsidiary has ever been a member of any consolidated, combined, affiliated, aggregate or unitary group of persons for any Tax purpose.

(f) The Company and each Company Subsidiary has complied in all material respects with all Applicable Laws relating to the payment, reporting, withholding and collection of all Taxes related to the Company’s or such Company Subsidiary’s income, assets or operations and has, within the time and manner prescribed by Applicable Laws, (i) properly withheld all Taxes related to the Company’s or such Company Subsidiary’s income, assets or operations required to be withheld, including sums required to be withheld for Taxes in respect of all payments to employees, officers, directors, independent contractors, creditors, stockholders, members or any other Persons, (ii) collected all material sales, use, employment, value added, goods and services and any other similar Taxes related to such Company’s or such Company Subsidiary’s income, assets or operations required to be collected, and (iii) timely remitted all Taxes related to the Company’s or such Company Subsidiary’s income, assets or operations so withheld or collected to the appropriate Governmental Authority in accordance with Applicable Laws.

(g) Neither the Company nor any Company Subsidiary will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of or attributable to any of the following that occurred or existed on or prior to the Closing Date: (i) an installment sale or open transaction, (ii) a “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law), (iii) an intercompany item or excess loss account described in the Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law), (iv) an election pursuant to Section 108(i) of the Code, or (v) a change in or adjustment to the accounting method of any of the Companies pursuant to Code Section 481 (or any predecessor provision) or any corresponding or similar provision of state, local or foreign Tax Law.

(h) Neither the Company nor any Company Subsidiary has elected at any time to be treated as an S corporation within the meaning of Sections 1361 or 1362 of the Code.

(i) Neither the Company nor any Company Subsidiary (i) is a stockholder of a “controlled foreign corporation” as defined in Section 957 of the Code (or any similar provision of state, local or foreign law), or (ii) is a stockholder in a “passive foreign investment company” within the meaning of Section 1297 of the Code.

(j) Neither the Company nor any Company Subsidiary has ever entered into any transaction identified as a “reportable transaction” for purposes of Treasury Regulations §§ 1.6011-4(b).

(k) Neither the Company nor any Company Subsidiary has ever been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in section 897(c)(1)(A)(ii) of the Code.

(l) Neither the Company nor any Company Subsidiary has ever constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (A) in the two (2) years prior to the date of this Agreement or (B) in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code).

(m) Neither the Company nor any Company Subsidiary has ever participated in (or are participating) in an international boycott within the meaning of Section 999 of the Code.

(n) Neither the Company nor any Company Subsidiary has requested or received a ruling from any Tax Authority.

(o) The Company has made available to Parent true, correct and complete copies of all agreements and other Contracts relating to Tax holidays or Tax incentives of the Company and each Company Subsidiary, as in effect as of the date of this Agreement. The Company, and each Company Subsidiary, is and up until immediately before the Closing will be, in compliance in all material respects, with all requirements for any applicable Tax holidays or Tax incentives.

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2.12 Legal Proceedings. Except as set forth in Section 2.12 of the Company Disclosure Schedule:

(a) There is no Action pending or, to the knowledge of the Company, threatened against, relating to or affecting the Company, any Company Subsidiary or any of their Assets, or any of their directors or officers with regard to their action as such;

(b) There is no Order outstanding or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary;

(c) No Action seeking to prevent, hinder, modify, delay or challenge the Transactions has occurred (whether or not remaining pending) or, to the knowledge of the Company, is threatened; and

(d) There is no Action by the Company or any of the Company Subsidiaries pending, or which the Company or any of the Company Subsidiaries has commenced preparations to initiate, against any other Person.

2.13 Compliance with Laws, Orders and Permits.

(a) To the knowledge of the Company, the Company and each Company Subsidiary is, and at all times since January 1, 2018 has been, in material compliance with all Applicable Laws, except for Federal Cannabis Laws or as is not material in any case or in the aggregate. Each of the Company and the Company Subsidiaries requires each of their respective employees and contractors to comply with such Applicable Laws. Neither the Company nor any Company Subsidiary has received written notice of any violation or alleged violation of any such Applicable Laws.

(b) The Company and each Company Subsidiary is, and has at all times been, in possession of all material authorizations, licenses, permits, certificates, approvals and clearances of any Governmental Authority necessary for the Company and each Company Subsidiary to own, lease and operate their respective properties or to conduct its business consistent with past practice (collectively, the “Permits”), a complete and correct list of which is set forth in Section 2.13(b) of the Company Disclosure Schedule and all of which are in full force and effect. All applications for or renewals of all such Permits have been timely filed and made and no suspension, cancellation, modification, revocation or nonrenewal of any such Permit has occurred, is pending or, to the knowledge of the Company, threatened. The Transactions will not affect the Company’s or any of the Company Subsidiaries’ ability to continue to have the use and benefit of all Permits and no such Permit will expire or be terminated, revoked, limited in scope or otherwise adversely affected as a result of the Transactions.

(c) The Company and each Company Subsidiary is not and has never been a party to any Contract with any Governmental Authority, including any branch, division, agency or entity that is part of the United States or any state or local government, or any foreign government entity, agency, or instrumentality, including state-owned or state-controlled commercial entities. Except as set forth on Section 2.13(c) of the Company Disclosure Schedule, neither the Company nor any of the Company Subsidiaries has entered into any Contracts with any foundation or any public or private university, college, or other educational institution or research center.

(d) The Company and each of the Company Subsidiaries only operate in jurisdictions that have enacted laws legalizing cannabis. The Company and each Company Subsidiary is in compliance in all material respects with all applicable state and local laws and regulatory systems controlling the cultivation, harvesting, production, handling, storage, distribution, sale, and possession of cannabis. No Company Subsidiary imports or exports cannabis products from or to any foreign country.

2.14 Employee Benefit Plans; ERISA.

(a) Schedule 2.14(a) of the Company Disclosure Schedule sets forth each Plan. Neither the Company nor any ERISA Affiliate has in the last six (6) years contributed or has been obligated to contribute to any “employee pension plans” as defined in Section 3(2) of ERISA, subject to Title IV of ERISA or Section 412 of the Code, or has otherwise incurred any obligation or liability (including any contingent liability) under a “multiemployer plan” as defined in Section 3(37) of ERISA. True, correct and complete copies of the following documents with respect to each Plan have been made available or delivered to Parent, to the extent applicable: (i) any Plan documents and trust agreements (including all amendments thereto); (ii) the two most recent annual reports (Form 5500 and all schedules thereto); (iii) the most recent summary plan descriptions together with the summary or summaries of all material

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modifications thereto; (iv) material written communications to participants relating to the Plans; and (v) written descriptions of all non-written agreements relating to the Plans.

(b) Each Plan has been maintained, in all material respects, in accordance with its terms and with all provisions of ERISA, the Code and other applicable federal and state Laws. Neither the Company, any Plan nor, to the knowledge of the Company, any trustee, administrator or other third-party fiduciary and/or party-in-interest thereof, has engaged in any breach of fiduciary responsibility or any “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) to which Section 406 of ERISA or Section 4975 of the Code applies and which could subject the Company or any Company Subsidiary to the tax or penalty on prohibited transactions imposed by Section 4975 of the Code. Each Plan that is subject to Section 409A of the Code has been administered and documented in compliance with the requirements of Section 409A of the Code.

(c) No Plan is intended to qualify under Section 401(a) of the Code.

(d) There are no pending, or to the knowledge of the Company, threatened claims (other than routine claims for benefits) by, on behalf of or against any Plan or any trust related thereto which could reasonably be expected to result in any material liability to the Company or any Company Subsidiary, and no audit or other proceeding by a Governmental Authority is pending, or to the knowledge of the Company, threatened with respect to any Company Plan.

(e) Neither the execution and delivery of this Agreement, nor the consummation of the Transactions will (whether alone or upon the occurrence of any additional or further acts or events), (i) entitle any current or former employee, director, officer or independent contractor of the Company or any Company Subsidiary to severance pay or any increase in severance pay, (ii) accelerate the time of payment or vesting, or increase the amount of compensation due to any such employee, director, officer or independent contractor, (iii) directly or indirectly cause the Company to transfer or set aside any assets to fund any benefits under any Plan, (iv) limit or restrict the right to merge, amend, terminate or transfer the assets of any Plan on or following the Effective Time, (v) require a “gross-up,” indemnification for, or payment to any individual for any taxes imposed under Section 4999 of the Code or any other tax, or (vi) result in the payment of any amount that could, individually or in combination with any other such payment, constitute an “excess parachute payment” as defined in Section 280G(b)(1) of the Code.

(f) None of the Plans provide for post-employment life or health coverage for any participant or any beneficiary of a participant, except as may be required by COBRA or at the expense of the participant or participant’s beneficiary.

(g) Neither the Company nor any Company Subsidiary has ever maintained any Plan for the benefit of any employee or service provider (or former employee or service provider) who performs services outside the United States.

2.15 Employees; Labor Relations.

(a) Neither the Company nor any Company Subsidiary is a party to, bound by, negotiating or required to negotiate any collective bargaining agreement or other agreement with a labor union or other labor organization. No employees of the Company or any Company Subsidiary are represented by any labor union or other labor organization. To the knowledge of the Company, there are no activities or proceedings of any labor union or other labor organization to organize any employees of the Company or any Company Subsidiary and no demand for recognition or certification as the exclusive bargaining representative of any employees has been made by or on behalf of any labor union or other labor organization. There are no pending or, to the knowledge of the Company, threatened, and there have been no, strikes, lockouts, union organization activities (including, but not limited to, union organization campaigns or requests for representation), pickets, slowdowns, stoppages, material grievances or labor disputes or similar activity in respect of the business of the Company or any Company Subsidiary that may, individually or in the aggregate, interfere in any material respect with the respective business activities of the Company or any Company Subsidiary. The Company and each Company Subsidiary are not engaged in and, to the knowledge of the Company, have not engaged in any unfair labor practice that has resulted or could reasonably be expected to result, individually or in the aggregate, in any material liability to the Company or any Company Subsidiary. There is no unfair labor practice charge against the Company or any Company Subsidiary pending or, to the knowledge of the Company, threatened before the National Labor Relations Board or any similar Governmental Authority that could reasonably be expected to result in any material liability to the Company or any Company Subsidiary.

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(b) Each employee of the Company or any Company Subsidiary is employed at will, and neither the Company nor any Company Subsidiary has any employee who is employed outside of the United States. Each natural Person who is an independent contractor of the Company or any Company Subsidiary is properly classified as an independent contractor for purposes of all employment-related Laws and all Laws concerning the status of independent contractors. Section 2.15(b) of the Company Disclosure Schedule sets forth, individually and by category, each officer, employee, independent contractor and consultant, together with his or her employer/contracting entity, position title or function, date of hire/retention, compensation (including but not limited to, as applicable, annual base salary, wage rate, or fee, any incentives or commissions, and bonus potential), whether eligible for overtime compensation, vacation entitlement, any applicable severance arrangements, immigration status and whether actively employed or on a leave of absence.

(c) The Company and each Company Subsidiary is and has been in compliance in all material respects with all Applicable Laws respecting employment and employment practices, including, without limitation, all Laws respecting terms and conditions of employment, health and safety, wages and hours, overtime classification, child labor, immigration, employment discrimination, disability rights or benefits, equal opportunity, pay equity, plant closures and layoffs, severance, notice periods, affirmative action, workers’ compensation, labor relations, employee leave issues, social security or unemployment insurance or similar Taxes, and has not received any notice that it has not complied with or that it is liable for any arrearage of wages or any Tax or penalty for failure to comply with any of the foregoing. The Company and each Company Subsidiary is and has been in compliance with all notice and other requirements under the Workers Adjustment and Retraining Notification Act and any similar foreign, state or local law relating to plant closings and layoffs. Neither the Company nor any Company Subsidiary is delinquent in payments to any current or former employees or consultants for any services or amounts required to be reimbursed or otherwise paid.

(d) To the knowledge of the Company, no officer, employee or consultant of the Company or any Company Subsidiary is bound by, subject to or obligated under any Contract or subject to any Order or Law that would materially restrict the performance of such Person’s duties with the Company or a Company Subsidiary or the ability of the Company and or any Company Subsidiary to conduct its business.

2.16 Real Property.

(a) Section 2.16(a) of the Company Disclosure Schedule contains a true, correct and complete list of (i) each parcel of real property leased, licensed, utilized and/or operated by the Company or any Company Subsidiary (as lessor or lessee or otherwise) (the “Leased Real Property”) and (ii) all Liens relating to or affecting any parcel of real property referred to in clause (i) to which the Company or a Company Subsidiary is a party. Neither the Company nor any Company Subsidiary has made any material alterations, additions or improvements to any Leased Real Property that may be required to be removed at the termination of the applicable lease term.

(b) Neither the Company nor any Company Subsidiary owns or has ever owned any real property other than Company-owned leasehold improvements, if any, on the Leased Real Property.

2.17 Environmental Matters. The Company and the Company Subsidiaries have complied and are in compliance in all material respects with all applicable Environmental Laws. There is no Environmental Claim pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary or against any Person whose Liability for such Environmental Claim has been retained or assumed either contractually or by operation of law by the Company or any Company Subsidiary.

2.18 Title to Property.

(a) The Company and its Subsidiaries own, and have good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of their respective tangible properties and assets that are used or held for use in their respective businesses, including all of the assets reflected on the Last Balance Sheet or acquired in the ordinary course of business consistent with past practice since the Last Balance Sheet (except for those assets sold or otherwise disposed of for fair value since such date in the ordinary course of business consistent with past practice), in each case free and clear of any Liens, except as reflected on the Last Balance Sheet and except for such imperfections of title, if any, that do not interfere with the present value of the subject property. The assets owned or leased by the Company and its Subsidiaries constitute all of the assets necessary for the Company and its Subsidiaries

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to carry on their respective businesses as currently conducted. All tangible assets owned or leased by the Company or its Subsidiaries have been at all times maintained in all respects in accordance with generally accepted industry practice, are in good operating condition and repair, ordinary wear and tear excepted, and are adequate for the uses to which they are being put.

(b) The Company and each Company Subsidiary owns, and has good and valid title to, the inventories of the Company and the Company Subsidiaries and such inventories are in the physical possession of the Company, one of the Company Subsidiaries or its suppliers or in transit to a customer or from a supplier of the Company or a Company Subsidiary, and none of the inventories has been pledged as collateral or otherwise is subject to any Liens or is held on consignment from others. The inventories were acquired or produced in the ordinary and usual course of business. All of the inventories of the Company and the Company Subsidiaries, whether reflected on the Company Financials or otherwise, are of a quality and quantity useable and saleable at original price in the ordinary and usual course of business consistent with past practice, except as reflected in the reserve for obsolete inventory on the Company Financials. All work-in-process and finished goods inventories held by the Company or any of the Company Subsidiaries are free of any material defect or other material deficiency.

2.19 Intellectual Property Rights.

(a) Section 2.19(a) of the Company Disclosure Schedule contains a true, correct and complete list of all Company Registered Intellectual Property as of the date hereof, including the following: (ii) (A) for each registered trademark, trade name or service mark, the application serial number or registration number, for each country or state in which the mark or application has been filed or from which the registration issued, such country, province or state, the date of filing or issuance, the names of all applicants, registrants and assignees, the class of goods covered, and the present status thereof, and (B) a list of all trademarks, trade names, or service marks that the Company and each Company Subsidiary has not registered; (ii) for any URL or domain name, the registration date, any renewal date and name of registry; and (iii) any proceedings or actions pending as of the date hereof before any court or tribunal (including the PTO and any similar Governmental Authority anywhere in the world) relating to any of the Company Registered Intellectual Property. There are no patents, patent applications, copyrights or copyright applications that are Company Registered Intellectual Property.

(b) Each item of Company Registered Intellectual Property is valid, subsisting and enforceable, and all necessary registration, maintenance, renewal fees, annuity fees and taxes in connection with the Company Registered Intellectual Property have been paid and all documents and certificates in connection with the Company Registered Intellectual Property have been filed with the relevant trademark or other authorities in the United States in accordance with Applicable Laws for the purposes of obtaining, perfecting and maintaining such Company Registered Intellectual Property. Section 2.19(b) of the Company Disclosure Schedule includes a true, correct and complete list of all actions that must be taken within one hundred eighty (180) days after the Closing Date with respect to any of the Company Registered Intellectual Property, including the payment of any registration, maintenance, renewal fee, annuity fee and Tax or the filing of any document, application or certificate for the purposes of obtaining, maintaining, perfecting, preserving or renewing any Company Registered Intellectual Property. Neither the Company nor any Company Subsidiary has made any claim of a particular status, including “small entity status,” in the application for any Registered Intellectual Property which was either inaccurate when made or was thereafter denied or withdrawn. To the knowledge of the Company, the Company and each Company Subsidiary has complied with all applicable material notice and marking requirements for the Company Registered Intellectual Property. In each case in which the Company or any Company Subsidiary has acquired ownership of any Intellectual Property Rights from any Person, the Company or a Company Subsidiary has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in such Intellectual Property Rights (including the right to seek past and future damages with respect thereto) to the Company or a Company Subsidiary and, to the maximum extent required or appropriate to protect the Company and each Company Subsidiary’s ownership rights in and to such Intellectual Property Rights in accordance with all Applicable Laws, the Company or a Company Subsidiary has recorded each such assignment of Intellectual Property Rights with the relevant Governmental Authority, including the PTO.

(c) Section 2.19(c)(i) of the Company Disclosure Schedule sets forth a true, correct and complete list of all Licenses and other Contracts pursuant to which the Company or any Company Subsidiary has licensed or otherwise received rights under or with respect to any Intellectual Property or Intellectual Property Rights owned by a third party (each, an “Inbound License”), including: (i) all Licenses and other Contracts pursuant to which the Company is granted rights in any such Intellectual Property or Intellectual Property Rights that is (A) embedded

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or incorporated into or distributed with any Company Product, (B) used or held for use by the Company in the development or support of any Company Product, or (C) used or held for use by the Company for any other purpose (excluding Licenses to Off-the-Shelf Software). Section 2.19(c)(ii) of the Company Disclosure Schedule sets forth all Licenses and other Contracts pursuant to which the Company has licensed or otherwise granted any rights under or with respect to any Company-Owned Intellectual Property Rights (each, an “Outbound License”).

(d) The Company or a Company Subsidiary owns the Company-Owned Intellectual Property Rights and all improvement, modification or derivative work thereof, in each case free and clear of any Liens, other than the Outbound Licenses. Neither the Company nor any Company Subsidiary has, except pursuant to Outbound Licenses, granted (and is not obligated to grant) to any other Person any License of or other right to use or practice any Intellectual Property or Intellectual Property Rights that are Company-Owned Intellectual Property Rights.

(e) The Company-Owned Intellectual Property Rights, together with the Intellectual Property Rights licensed to the Company and/or the Company Subsidiaries pursuant to the Inbound Licenses, include all the Intellectual Property and Intellectual Property Rights used in, or held for use in, or necessary for the conduct of the businesses of the Company and each Company Subsidiary as presently conducted in all material respects.

(f) Neither the Company nor any Company Subsidiary is obligated to license or otherwise make available any Intellectual Property or Intellectual Property Rights to any forum, consortium, standards body, or similar entity. Neither the Company nor any Company Subsidiary has made any submission or contribution to, and is not subject to any License or other Contract with, any standards bodies.

(g) Neither the Company nor any Company Subsidiary is bound by, and no Company-Owned Intellectual Property Rights or Company Products are subject to, any agreement or arrangement containing any covenant or other provision that in any way limits or restricts the ability of the Company or any Company Subsidiary to use, exploit, assert, or enforce any Company-Owned Intellectual Property Rights or Company Products anywhere in the world. Neither the Company nor any Company Subsidiary is obligated to provide any consideration (whether financial or otherwise) or account to any third party with respect to any exercise of rights by the Company or any Company Subsidiary, or any successor to the Company, in any Company-Owned Intellectual Property Rights or exploitation of any Company Product.

(h) Neither the Company nor any Company Subsidiary has brought any Action for infringement or violation of Intellectual Property Rights or breach of any License or other Contract involving Intellectual Property Rights against any Person. There is no Action pending or, to the knowledge of the Company, threatened (i) alleging infringement, misappropriation or any other violation of any Intellectual Property Rights of any Person by the Company, any Company Subsidiary or any Company Product, or (ii) challenging the scope, ownership, validity, or enforceability of any Company-Owned Intellectual Property Rights.

(i) To the knowledge of the Company, no Person has violated, infringed upon, or misappropriated any Company-Owned Intellectual Property Rights, and to the knowledge of the Company no Person is currently violating, infringing upon, or misappropriating any Company-Owned Intellectual Property Rights. To the knowledge of the Company, the operation of the businesses of the Company and each Company Subsidiary, do not infringe or misappropriate the Intellectual Property Rights of any Person. Neither the Company nor any Company Subsidiary has received from any Person any written notice (x) claiming that the use or other exploitation of any Company Product infringes or misappropriates the Intellectual Property Rights of any Person or (y) of third-party Intellectual Property Rights from a putative or potential licensor of such rights.

(j) The Company and all Company Subsidiaries have taken all commercially reasonable measures to protect and preserve the ownership of, or rights in, as applicable, all Company-Owned Intellectual Property Rights. The Company and each Company Subsidiary has a legal, valid and binding written agreement with each of its present and former employees that were involved in the development of any Company Owned Intellectual Property Rights, enforceable in accordance with its terms, pursuant to which each such employee has assigned, and the Company or the Company Subsidiaries have obtained exclusive ownership of, all Intellectual Property and Intellectual Property Rights developed, created, conceived or reduced to practice by such employee during the course of his or her employment by the Company or any Company Subsidiary. To the extent that any Person other than an employee of the Company or any

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Company Subsidiary (an “Independent Contractor”) participated in the development, creation, conception or reduction to practice of any Intellectual Property or Intellectual Property Rights for the Company or any Company Subsidiary or any Company Product, the Company or a Company Subsidiary has a legal, valid and binding written agreement with such Independent Contractor with respect thereto, enforceable in accordance with its terms, by which such Independent Contractor has assigned, and the Company or a Company Subsidiary has obtained exclusive ownership of, all such Intellectual Property and Intellectual Property Rights by valid and enforceable assignment of such rights.

(k) The Company and the Company Subsidiaries have taken commercially reasonable steps to safeguard and maintain the secrecy and confidentiality of trade secrets and other confidential information of the Company or the Company Subsidiaries, including Software source code included within the Company-Owned Intellectual Property Rights.

(l) There has been no loss or damage, or unauthorized or illegal use, disclosure, modification, possession, interception, or other processing of or access to, or other misuse of, any of any Personal Information.

2.20 Material Contracts.

(a) Section 2.20(a) of the Company Disclosure Schedule contains a true, correct and complete list of all Contracts to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound that fall within the following categories (the Contracts listed or required to be listed, collectively, the “Material Contracts”), organized in subsections corresponding to the subsections of Section 2.20(a) of this Agreement:

(i) any Contract relating to, and evidences of, Indebtedness of the Company or any Company Subsidiary (whether incurred, assumed, guaranteed or secured by any asset);

(ii) any (A) Contract for the issuance or acquisition of any Equity Interests or any Assets of a substantial nature of the Company or any Company Subsidiary, or for the acquisition of any Equity Interests or any Assets of any Person or (B) joint venture or partnership, joint development, merger, asset or share purchase or divestiture Contract relating to the Company or any Company Subsidiary;

(iii) any Contract that (A) purports to limit, curtail or restrict the ability of the Company or any of the Company Subsidiaries to (or, from and after the Closing, the ability of Parent, the Surviving Corporation or their Subsidiaries to) (x) compete in any geographic area or line of business, make sales to any Person in any manner, or develop, market or distribute products or services, (y) use, exploit or enforce any Company-Owned Intellectual Property Rights or Company Products, or (z) hire or solicit any Person in any manner, or (B) grants the other party or any third Person “most favored nation” or similar status, any right of exclusivity, any type of special discount rights, any right of first refusal, first notice or first negotiation, or similar rights;

(iv) any form Contracts with customers;

(v) any Contracts with suppliers or manufacturers;

(vi) any Inbound License;

(vii) any Outbound License;

(viii) any reselling, sales, marketing, merchandising or distribution Contract;

(ix) any other Contract, whether or not made in the ordinary course of business consistent with past practice, that (A) involves a future or Liability or receivable, as the case may be, in excess of Fifty Thousand and 00/100 Dollars ($50,000.00) on an annual basis or in excess of One Hundred Thousand Dollars ($100,000.00) over the current Contract term, (B) has a term greater than one year and cannot be cancelled by the Company or a Company Subsidiary of the Company without penalty or further payment and without more than ninety (90) Business Days’ notice or (C) is material to the business, operations, assets, financial condition, results of operations or prospects of the Company and the Company Subsidiaries, taken as a whole;

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(x) any documents under which the Leased Real Property is leased, licensed, subleased or otherwise used or occupied by the Company or any Company Subsidiary;

(xi) any Contract pursuant to which the Company or any Company Subsidiary is the lessee or lessor of, or holds, uses or makes available for use to any Person (other than the Company or a Subsidiary thereof) any tangible personal property that involves an aggregate future Liability or receivable, as the case may be, in excess of One Hundred Thousand and 00/100 Dollars ($100,000.00);

(xii) any collective bargaining agreement or Contract with any labor union, works council or trade association;

(xiii) any employment agreement, severance agreement or change in control agreement or Contract with any current director, officer, employee or consultant of the Company or any Company Subsidiary, other than those that are terminable at-will by the Company or such Company Subsidiary on no more than thirty (30) days’ notice, or with respect to employees employed outside the United States on no more than the minimum notice period required by law, without liability or financial obligation;

(xiv) any Contract obligating the Company or any of the Company Subsidiaries to indemnify, advance expenses to, or hold harmless any director, officer, employee or agent; and

(xv) any Contract relating to settlement of any Action.

(b) True, correct and complete copies of all Material Contracts or, if not reduced to writing, reasonably complete and accurate written descriptions of which, together with all amendments and supplements thereto and all waivers of any terms thereof, have been made available to Parent prior to the execution of this Agreement. Each Material Contract is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms against the Company or any Company Subsidiary, and to the knowledge of the Company, each other party thereto; neither the Company nor any Company Subsidiary has received any claim or notice that it is, and to the knowledge of the Company, no other party to such Contract is, in material violation or material breach of or default under any such Contract (or with notice or lapse of time or both, would be in material violation or material breach of or default under any such Contract).

2.21 Insurance. Section 2.21 of the Company Disclosure Schedule sets forth a true, correct and complete list as of the date hereof of all material insurance policies which cover the Company and the Company Subsidiaries or their businesses, properties, assets or employees (including self-insurance). Such policies are valid, binding and enforceable, all premiums thereon have been paid, and the Company and the Company Subsidiaries are otherwise in compliance with the terms and provisions of such policies other than any such non-compliance which has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or result in the cancellation of, any such policy. The Company and the Company Subsidiaries have not received either any notice of cancellation or non-renewal of any such policy. Section 2.21 of the Company Disclosure Schedule sets forth a true, correct and complete list as of the date hereof of all pending claims and the claims history of the Company and the Company Subsidiaries for the three (3) years immediately preceding the date of this Agreement (including with respect to insurance obtained but not currently maintained).

2.22 Affiliate Transactions. Except as set forth on Section 2.22 of the Company Disclosure Schedule, there are no Contracts or Liabilities between the Company or any Company Subsidiary, on the one hand, and any current or former officer, director, holder of any Equity Interests of the Company or any Company Subsidiary, or any of their Affiliates or other Related Persons (other than the Company and the Company Subsidiaries) (collectively, “Related Parties”), on the other hand and (b) to the knowledge of the Company, no Related Party possesses, directly or indirectly, any financial interest in, or holds a position as a director, officer or employee of, any Person which is a client, supplier, customer, lessor, lessee, or competitor or potential competitor of the Company or any Company Subsidiary. Ownership of securities of a company whose securities are registered under the Securities Exchange Act of 1934, as amended, of five percent (5%) or less of any class of such securities shall not be deemed to be a financial interest for purposes of this Section 2.22.

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2.23 Brokers. Except as set forth on Section 2.23 of the Company Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company or any of the Company Subsidiaries.

2.24 Banks and Brokerage Accounts; Powers of Attorney. Section 2.24 of the Company Disclosure Schedule sets forth (a) a true, correct and complete list of the names and locations of all banks, trust companies, securities brokers and other financial institutions at which the Company or any Company Subsidiary has an account (including “deposit accounts” as defined in Section 9102 of the California Commercial Code and “securities accounts” as defined in Section 8501 of the California Commercial Code) or a safe deposit box or maintains a banking, custodial, trading or other similar relationship, (b) a true, correct and complete list and description of each such account, box and relationship, indicating in each case the account number and the names of the respective officers, employees, agents or other similar representatives of the Company or any Company Subsidiary having signatory power with respect thereto, (c) a list of each Investment Asset, the name of the record and beneficial owner thereof, the location of the certificates, if any, the maturity date, if any, and any stock or bond powers or other authority for transfer granted with respect thereto and (d) the names of all Persons holding powers of attorney from the Company or any of the Company Subsidiaries, complete and correct copies of which have been made available to Parent.

2.25 Significant Suppliers and Distributors.

(a) Section 2.25(a) of the Company Disclosure Schedule lists the top twenty (20) suppliers of the Company and Company Subsidiaries taken together, during each of the past two (2) Fiscal Years (based on the aggregate Dollar amount paid to each such supplier by the Company and its Subsidiaries during such year) (the “Significant Suppliers”).

(b) Section 2.25(b) of the Company Disclosure Schedule lists the top twenty (20) distributors of the Company and Company Subsidiaries taken together, during each of the past two (2) Fiscal Years (based on the aggregate Dollar amount of revenue recognized by the Company and its Subsidiaries during such year) (the “Significant Distributors”).

(c) Neither the Company nor any of the Company Subsidiaries has received any notice, letter, complaint or other communication from any Significant Supplier or Significant Distributor to the effect that such supplier or distributor (i) has changed, modified, amended or reduced, or is reasonably likely to change, modify, amend or reduce, its business relationship with the Company or any of the Company Subsidiaries in a manner that is, or is reasonably likely to be, adverse to the Company or any of the Company Subsidiaries, or (ii) will fail to perform, or is reasonably likely to fail to perform, its obligations under any Contract with the Company or any of the Company Subsidiaries in any manner that is, or is reasonably likely to be, adverse to the Company or any of the Company Subsidiaries.

2.26 Takeover Statutes. No Takeover Statute under the NRS applicable to the Company is applicable to the Merger or any of the other Transactions, except to the extent that the terms of the Takeover Statute have either been complied with or waived in accordance with Applicable Law.

2.27 Product Warranties; Product Liability.

(a) No warranties have been given with respect to the Company’s or any Company Subsidiaries’ products and services other than those for which true, correct and complete copies have been made available to Parent, and no oral warranties have been given or made other than those described in Section 2.27(a) of the Company Disclosure Schedule. There are no pending, nor to the knowledge of the Company, threatened Actions under or pursuant to any warranty, whether expressed or implied, on products or services sold on or prior to the Closing Date by the Company or any Company Subsidiary that are not disclosed or referred to in the Company Financials or that are not fully reserved against in accordance with GAAP. All of the services rendered by the Company and the Company Subsidiaries (whether directly or indirectly through independent contractors) have been performed in conformity with all expressed warranties and with all applicable contractual commitments, and neither the Company nor any of the Company Subsidiaries have, nor shall any of them have, any Liability for replacement or repair or for other damages

Annex D-25

relating to or arising from any such services, except for amounts incurred in the ordinary course of business which are not required by GAAP to be disclosed in the Company Financials. Set forth in Section 2.27(a) of the Company Disclosure Schedule are the standard terms and conditions (written or oral) of sale or lease and the aggregate amount of warranty claims (including for failure to meet product specifications) incurred by the Company and the Company Subsidiaries. There are no material defects in the design, manufacturing, materials or workmanship including any failure to warn, or any breach of express or implied warranties or representations of any product manufactured, shipped, sold or delivered by or on behalf of the Company or any of the Company Subsidiaries. To the knowledge of the Company, there is no reason to expect an increase in warranty claims in the future.

(b) Neither the Company nor any of the Company Subsidiaries has received any written notice of a claim against the Company or any of the Company Subsidiaries, nor has there been any Action against or involving the Company or any of the current or former Company Subsidiaries or concerning any product manufactured, shipped, sold or delivered by or on behalf of any of them, relating to or resulting from an alleged defect in design, manufacture, materials, labelling or workmanship of any product manufactured, distributed, shipped, sold or delivered by or on behalf of the Company or any of the current or former Company Subsidiaries, in each case, excluding any and all requests for product returns in the ordinary course consistent with past experience of the Company and the Company Subsidiaries.

(c) All manufacturing standards applied and testing procedures used by or on behalf of the Company or the Company Subsidiaries (or their suppliers) have complied in all material respects with all requirements established by any Applicable Laws. Each product designed, manufactured, shipped, sold, or distributed by or on behalf of the Company or any of the Company Subsidiaries has been designed, manufactured, shipped, sold, or distributed in accordance with the specifications under which the product is normally and has normally been designed, manufactured, shipped, sold, or distributed.

(d) The Company and the Company Subsidiaries are insured against product Liabilities in accordance with the insurance policies set forth on Section 2.21 of the Company Disclosure Schedule. There has not been any Products Liability Event. There has not been any voluntary or involuntary Recall conducted with respect to any product manufactured (or to be manufactured), shipped, sold or delivered by or on behalf of the Company or any Company Subsidiary, or, to the knowledge of the Company, any investigation or consideration of or decision made by any Person or Governmental Authority concerning whether to undertake or not undertake any Recall. The Company and each of the Company Subsidiaries has a Recall plan in place with respect to products it designs, manufactures, ships, sells or distributes. None of the products manufactured by the Company or any of the Company Subsidiaries (i) have, at the time of delivery, been adulterated, contaminated or misbranded, or (ii) constituted articles prohibited from introduction into interstate commerce under any Applicable Laws. No Person affiliated with or on behalf of the Company or any of the Company Subsidiaries has been required to file any notification or other report with or provide information to any Governmental Authority or product standards group concerning actual or potential defects or hazards with respect to any product manufactured, sold, distributed or put into commerce. All claims made by the Company or any of the Company Subsidiaries on product labels, labeling, marketing, advertising or technical materials are true, correct, complete, not misleading and comply with all Applicable Laws regarding such claims.

2.28 Compliance with Anti-Money Laundering Laws. Except with respect to the Federal Cannabis Laws, the operations of the Company and each Company Subsidiary are and have been conducted at all times in compliance in all material respects with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable anti-money laundering statutes of all jurisdictions where the Company and each Company Subsidiary conducts business, the rules and regulations thereunder and any related or similar rules, regulations, or guidelines issued, administered, or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”); and no action, suit, or proceeding by or before any court or governmental agency, authority, or body or any arbitrator involving the Company or any Company Subsidiary with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

2.29 Compliance with OFAC. None of the Company or any Company Subsidiary or, to the Knowledge of the Company, any director, manager, officer, agent, employee or Affiliate of the Company or any Company Subsidiary is a Person that is, or is owned or controlled by a Person that is, currently the subject or target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. Department of State and including, without limitation, the

Annex D-26

designation as a “specially designated national” or “blocked person”), the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”). Since the Company’s and each Company Subsidiary’s inception, the Company and such Company Subsidiary has not, to the Company’s Knowledge, engaged in and, to the Company’s Knowledge, is not now engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, and Syria.

2.30 Section 280G. None of the payments to be made to any Person under this Agreement or the Ancillary Agreements would constitute a “parachute payment” under Section 280G(b) of the Code (determined without regard to Section 280G(b)(4) of the Code) and no vote of the Company’s stockholders is required in order to comply with Section 280G of the Code.

2.31 Full Disclosure. None of the representations or warranties in this Article 2, nor any of the Exhibits or Schedules attached hereto, nor any of the certificates delivered pursuant hereto contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein, in light of the circumstances in which they were made, not misleading.

2.32 No Other Representations or Warranties. Except for the representations and warranties contained in this Article 2 and the Company Disclosure Schedules, the Company makes no other express or implied representation or warranty and hereby disclaims any such representations or warranties.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent hereby represents and warrants that each of the statements in this Article 3 is true, correct and complete as of the date hereof and shall be true and correct as of the Closing Date (except for such representations and warranties made only as of a specific date), subject only to such exceptions as are specifically disclosed with respect to specific numbered sections and lettered subsections of this Article 3 in the disclosure schedule, delivered herewith and dated as of the date hereof, and organized with corresponding numbered sections and lettered subsections (the “Parent Disclosure Schedule”), it being agreed that any matter disclosed pursuant to any section of the Parent Disclosure Schedule shall be deemed disclosed for purposes of any other section of the Parent Disclosure Schedule to the extent the applicability of the disclosure to such other section is reasonably apparent from such disclosure.

3.1 Organization and Qualification.

(a) Parent is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Parent has full corporate power and authority to conduct its business as presently conducted and as presently proposed to be conducted and to own, use and lease its Assets. Parent is duly qualified, licensed or admitted to do business and is in good standing in each jurisdiction in which the ownership, use, licensing or leasing of its Assets, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for such failures to be so duly qualified, licensed or admitted and in good standing that could not reasonably be expected to have a Parent Material Adverse Effect.

(b) Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada.

3.2 Authorization. Each of Parent and Merger Sub has full corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution and delivery by Parent and Merger Sub of this Agreement and the Ancillary Agreements to which it is a party and the consummation by Parent and Merger Sub of the Transactions have been duly and validly authorized by all necessary action by the board of directors of Parent and Merger Sub, and, other than approval by Parent’s stockholders as further herein, no other corporate proceedings on the part of either Parent or Merger Sub is required to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements to which it is a party and the consummation by Parent and Merger Sub of the Transactions. This Agreement and the Ancillary Agreements to which each of Parent and Merger Sub is a party have been or will be, as applicable, duly and validly executed and delivered by Parent and Merger Sub and, assuming the

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due authorization, execution and delivery hereof by the Company and/or the other parties thereto, constitutes or will constitute, as applicable, a legal, valid and binding obligation of each of Parent and Merger Sub enforceable against each of Parent and Merger Sub in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors’ rights generally and by general principles of equity.

3.3 No Conflicts. The execution and delivery by Parent and Merger Sub of this Agreement and the Ancillary Agreements to which it is a party do not, and the performance by Parent and Merger Sub of their obligations under this Agreement and the Ancillary Agreements to which it is a party and the consummation of the Transactions will not:

(a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or bylaws of Parent or the certificate of incorporation or bylaws of Merger Sub;

(b) conflict with or result in a violation or breach of any Law or Order applicable to Parent or Merger Sub or their Assets; or

(c) (i) Conflict with or result in a material violation or material breach of, (ii) constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, (iii) require the Parent or Merger Sub to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (v) result in or give to any Person any additional right or entitlement to any increased, additional, accelerated or guaranteed payment or performance under, (vi) result in the creation or imposition of (or the obligation to create or impose) any Lien upon the Parent or Merger Sub or any of their respective Assets under, or (vii) result in the loss of any material benefit under, any Contract or Permit to which the Parent or Merger Sub is a party or by which any of the Parent’s or Merger Sub’s Assets is bound.

3.4 Brokers. Except as set forth on Section 3.4 of the Parent Disclosure Schedule, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or similar fee or commission in connection with this Agreement and the Transactions based on arrangements made by or on behalf of Parent and Merger Sub.

3.5 Sufficiency of Funds. Parent currently has sufficient funds in the Trust Account to pay the Aggregate Consideration when due pursuant to this Agreement.

3.6 Formation and Ownership of Merger Sub; No Prior Activities.

(a) Merger Sub was formed solely for the purpose of engaging in the Transactions as contemplated by this Agreement. All of the issued and outstanding capital stock of Merger Sub are validly issued, fully paid and non-assessable and are owned, beneficially and of record, by Parent free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, stockholder agreements, limitations on Parent’s voting rights, charges and other encumbrances of any nature whatsoever.

(b) As of the date hereof and as of the Effective Time, except for (i) obligations or liabilities incurred in connection with its organization and (ii) this Agreement and any other agreements or arrangements contemplated by this Agreement or in furtherance of the Transactions contemplated hereby and the obligations or Liabilities incurred in connection therewith, Merger Sub has not incurred, directly or indirectly, through any of its Affiliates, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

3.7 Parent Shares. Prior to Closing, Parent shall reserve a sufficient number of shares of Parent Common Stock in order to fulfill its obligations hereunder. All shares of Parent Common Stock which may be issued pursuant to this Agreement will be, when issued in accordance with the terms of this Agreement for the consideration expressed herein, duly authorized and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions set forth herein, under Parent’s bylaws or under the Securities Act and any other applicable Law

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3.8 Compliance with Laws, Orders and Permits. Each of Parent and Merger Sub is and has been, and has conducted its business, in compliance with all Applicable Laws. Parent and Merger Sub requires each of their respective employees and contractors to comply with such Applicable Laws. Neither Parent nor Merger Sub has received written notice of any violation or alleged violation of any such Applicable Laws.

3.9 Capitalization. The capitalization of Parent is as set forth in the SEC Reports. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the Transactions contemplated by this Agreement that has not been waived in connection with the transactions contemplated hereby. All of the outstanding shares of capital stock of Parent are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed in the SEC Reports, there are no stockholders’ agreements, voting agreements or other similar agreements with respect to Parent’s capital stock to which Parent is a party or, to the knowledge of Parent, between or among any of Parent’s stockholders.

3.10 SEC Reports; Financial Statements. Parent has filed all reports, schedules, forms, statements and other documents required to be filed by Parent under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of Parent included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Parent and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

3.11 Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (a) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Parent Material Adverse Effect, (b) Parent has not incurred any Liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (ii) liabilities not required to be reflected in the Parent’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, and (iii) Parent has not altered its method of accounting. Parent does not have pending before the Commission any request for confidential treatment of information.

3.12 Litigation. Except as disclosed in the SEC Reports, there is no Action pending or, to the knowledge of Parent, threatened against Parent, which (a) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or any Ancillary Agreement to which it is or will be a party or (b) could, if there were an unfavorable decision, have or reasonably be expected to result in a Parent Material Adverse Effect. Neither Parent, nor, to the knowledge of Parent, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of Parent, there is not pending or contemplated, any investigation by the SEC involving Parent or any current or former director or officer of Parent. To the knowledge of Parent, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Parent or any of its subsidiary under the Exchange Act or the Securities Act.

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3.13 Company Representations and Warranties. Parent and Merger Sub each acknowledges and agrees that each is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except for the representations and warranties contained in Article 2. Furthermore, Parent and Merger Sub each acknowledges and agrees the Company has not made and is not making any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article 2.

ARTICLE 4

CONDUCT PRIOR TO THE EFFECTIVE TIME

4.1 Conduct of Business of the Company. During the period from the date hereof and until the earlier of the termination of this Agreement in accordance with the terms hereof and the Effective Time and unless otherwise expressly required by this Agreement, the Company agrees to and to cause each Company Subsidiary to, in each case using its commercially reasonable efforts, carry on its business in the ordinary course consistent with past practice and in compliance in all material respects with all Applicable Laws and Contracts and to use its commercially reasonable efforts to preserve intact its respective business organizations. Without limiting the generality of the foregoing, during the period from the date hereof and continuing until the earlier of the valid termination of this Agreement or the Effective Time, except as set forth on Schedule 4.1, the Company shall not, and shall cause the Company Subsidiaries not to, take or permit any of the following actions, without the prior written consent of Parent, in its reasonable discretion, which such consent shall not be unreasonably withheld, conditioned or delayed:

(a) amend its Charter Documents;

(b) declare or pay any dividend on or make any other distribution (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any of its capital stock, or repurchase or otherwise acquire, directly or indirectly, any of its capital stock except from former employees, directors and consultants in accordance with agreements in existence as of the date hereof providing for the repurchase of such capital stock in connection with any termination of service to the Company;

(c) (A) issue, grant, deliver, sell or authorize or propose to issue, grant, deliver or sell, or purchase or propose to purchase, any Company Common Stock or other Equity Interests, (B) modify, waive or amend terms, or the rights of any holder, of any outstanding Company Common Stock or other Equity Interest (including to reduce or alter the consideration to be paid to the Company upon the exercise of any outstanding Equity Interest), enter into any agreement, arrangement, plan, commitment or understanding with respect to any such modification, waiver or amendment, (D) grant any Equity Award, or (E) accelerate, amend or change the period of exercisability or vesting of any Equity Award or similar right or authorize any cash payment in exchange for any Equity Award or similar right;

(d) (i) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization, (ii) forgive any loans, or issue any loans (other than routine travel advances or business expenses issued in the ordinary course of business) to any of its or its Subsidiaries’ directors, officers, contractors or employees, or (iii) hire or retain any employee or other service provider whose aggregate cash compensation is expected to exceed Two Hundred Thousand and 00/100 Dollars ($200,000.00) per year;

(e) grant, pay or agree or commit to pay any severance, change of control, retention, incentive or termination payment to any director, officer employee or consultant, except payments made pursuant to written Contracts outstanding on the date hereof, copies of which have been delivered to Parent and the terms of which are disclosed in Section 2.20(a)(xiii) of the Company Disclosure Schedule;

(f) enter into any Material Contract, or violate, amend or otherwise modify or waive any of the terms of any Material Contract, which amendments, modifications or waivers, individually or in the aggregate, would be material to the Company, in each case other than in the ordinary course of business;

(g) (i) dispose of, license, covenant not to sue under, transfer or assign to any Person any Intellectual Property Rights; other than non-exclusive licenses of object code for Company Products in the ordinary course of business consistent with past practice or (ii) abandon or permit to lapse any Company Registered Intellectual Property;

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(h) sell, lease, license or otherwise dispose of, distribute, encumber or grant a Lien on any of the Company’s material Assets, other than dispositions of inventory or nonexclusive licenses of products to Persons to whom the Company or such Company Subsidiary had granted licenses of its products as of the date of this Agreement, in the ordinary course of business consistent with past practice;

(i) (i) make or agree to make payment, discharge or satisfaction, in an amount exceeding One Hundred Thousand and 00/100 Dollars ($100,000.00) in any one case or Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) in the aggregate, of any claim, Liability or obligation (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction of Liabilities reflected or reserved against in the Company Financials, pursuant to Contracts in effect as of the Closing and/or the payment of Taxes or (ii) fail to pay or otherwise satisfy any Liability of the Company or any Company Subsidiary presently due and payable, except such Liabilities which are being contested in good faith by appropriate means or procedures;

(j) pay or settle or take any action not required, other than in connection with any existing Action or commence any Action other than (i) for the routine collection of bills, or (ii) in such cases where it in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, provided that the Company shall consult with Parent prior to the filing of such Action;

(k) organize any new Subsidiary (other than those that are wholly-owned) or acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;

(l) acquire or agree to acquire any real property;

(m) (i) make, change or rescind any Tax election, (ii) change any Tax period, or (iii) adopt or change any method of Tax accounting, except as required by GAAP or Applicable Law;

(n) make any change to its accounting methods, principles, policies, procedures or practices, except as may be required by GAAP;

(o) file a petition in bankruptcy, make an assignment for the benefit of creditors or file a petition seeking reorganization or arrangement or other action under federal or state bankruptcy laws;

(p) authorize or agree to take any of the actions described in Section 4.1(a) through Section 4.1(o) above.

4.2 No Solicitation.

(a) Until the earlier of the Effective Time and the date of termination of this Agreement pursuant to the provisions of Section 8.1, the Company and the Selling Securityholders’ Representative shall not, and shall not authorize or permit any Company Subsidiary or any of their respective Affiliates, Representatives and other agents to take (directly or indirectly) any of the following actions with any Person other than Parent and its designees: (i) solicit, initiate, seek, entertain, facilitate, encourage, support or induce the making, submission or announcement of any inquiry, expression of interest, contact, offer or proposal, oral, written or otherwise, formal or informal, that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, (ii) provide any non-public information with respect to the Company or any Company Subsidiary or its business to any Person other than Parent, relating to (or which the Company believes would be used for the purpose of formulating an offer or proposal with respect to), or otherwise enter into, participate in, maintain or continue any communications or negotiations regarding, or assist, cooperate with, facilitate or encourage any effort or attempt by any such Person with regard to, any possible Acquisition Proposal, (iii) approve, accept or agree to or enter into a Contract with any Person other than Parent providing for an Acquisition Proposal, (iv) make or authorize any statement, recommendation, solicitation or endorsement in support of any possible Acquisition Proposal other than the Acquisition Proposal with Parent contemplated by this Agreement and the Ancillary Agreements, or (v) submit any Acquisition Proposal (other than the Merger to the extent contemplated by this Agreement) to the vote of any Company Stockholders.

(b) The Company and the Selling Securityholders’ Representative shall, and shall cause each Company Subsidiary and each of their Affiliates and Representatives to, immediately cease and cause to be terminated any such contacts or negotiations with any Person, other than Parent (and its Affiliates and Representatives), relating

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to any such transaction or Acquisition Proposal. In addition to the foregoing, if (after this Agreement is signed and delivered by the Company and prior to the Effective Time or the earlier termination of this Agreement in accordance with Section 8.1) the Company or any Company Subsidiary or their respective Affiliates or Representatives receives any (formal or informal, oral, written or otherwise) (i) any Acquisition Proposal, (ii) any inquiry, expression of interest, proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, (iii) any other notice that any Person is considering making an Acquisition Proposal, or (iv) any request for non-public information relating to the Company or for access to any of the properties, books or records of the Company by any Person other than Parent not in the ordinary course of business consistent with past practice or that the Company or the Selling Securityholders’ Representative reasonably believes would not be expected to lead to an Acquisition Proposal, the Company or the Selling Securityholders’ Representative, as applicable, shall promptly notify Parent thereof in writing and provide Parent with the details thereof, including the identity of the Person or Persons making such offer, proposal, inquiry or contact and shall keep Parent fully informed on a current basis of the status and details of any such offer or proposal and of any modifications to the terms thereof; provided, however, that this provision shall not in any way be deemed to limit the obligations of the Company and its Affiliates and Representatives set forth in Section 4.2(a). The Company shall provide Parent with forty-eight (48) hours’ prior notice (or such lesser prior notice as is provided to the members of the Company’s board of directors) of any meeting of the Company’s board of directors at which the Company’s board of directors is reasonably expected to discuss any Acquisition Proposal.

(c) Each of the Company, the Selling Securityholders’ Representative, Merger Sub and Parent acknowledge that this Section 4.2 was a significant inducement for Parent to enter into this Agreement and the absence of such provision would have resulted in either (i) a material reduction in the consideration to be paid to the Selling Securityholders in the Merger, or (ii) a failure to induce Parent to enter into this Agreement.

ARTICLE 5

ADDITIONAL AGREEMENTS

5.1 Company Stockholder Approval. Promptly after the execution of this Agreement, the Company shall obtain and deliver to Parent a Joinder Agreement and Stockholder Written Consent from each of the Principal Stockholders setting forth the irrevocable approval of the Merger, this Agreement and the Transactions by the Requisite Stockholder Vote, which shall also include and constitute the irrevocable approval by the Company Stockholders of: (i) the escrow and indemnification obligations of the Selling Securityholders set forth in Article 7 hereof and the deposit of cash equal to the Escrow Amount into the Escrow Fund, and (ii) the appointment of the Selling Securityholders’ Representative and the deposit of cash equal to the Expense Amount into the Expense Fund. The Company shall ensure that the Stockholder Written Consents delivered by the Principal Stockholders shall have been obtained and executed in compliance with and are valid and effective under Section 78.320 of the NRS and any other Applicable Laws and the Company’s Charter Documents.

5.2 Information Statement.

(a) The Company shall promptly, but in no event later than ten (10) Business Days after the date hereof:

(i) Deliver notice to the Company Stockholders of the approval by the Principal Stockholders of the Merger, this Agreement and the Transactions, pursuant to and in accordance with Applicable Laws and the Company’s Charter Documents; and

(ii) Provide to each Company Stockholder an information statement (as amended or supplemented, the “Information Statement”), for Company Stockholders to adopt this Agreement and approve the Merger and the Transactions by the Stockholder Written Consent. The Information Statement shall include information regarding (A) the Company, (B) the terms of the Merger and this Agreement, (C) the unanimous recommendation of the Company Board in favor of the Merger, this Agreement and the Transactions, for approval and adoption by written consent pursuant to the Stockholder Written Consent, (D) the notice of appraisal rights required pursuant to the NRS to Company Stockholders who may elect appraisal rights under such laws, (E) the notice required by Section 92A.410 of the NRS, and (F) the form of Joinder Agreement and Stockholder Written Consent to be executed by the Company Stockholders who have not yet executed the Joinder Agreements and the Stockholder Written Consents pursuant to Section 5.1. The Company shall promptly advise Parent in writing if at any time prior to the Effective Time, the

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Company obtains knowledge of any facts that might make it necessary or appropriate to amend or supplement the Information Statement in order to make the statements contained therein not misleading. Prior to distributing the Information Statement to the Company Stockholders, the Company shall provide a copy of the Information Statement to Parent for its review and comment, and the Company shall consider in good faith any such comments.

(b) The Company shall use commercially reasonable efforts to cause the Company Stockholders holding in the aggregate of no more than five percent (5%) of the outstanding shares of Company Common Stock to continue to have a right to exercise appraisal, dissenters’ or similar rights under Applicable Laws with respect to their Company Common Stock by virtue of the Merger.

5.3 Access to Information. Between the date of this Agreement and the earlier of the Effective Time or the termination of this Agreement in accordance with Section 8.1, (a) the Company shall afford Parent and its Representatives access during business hours to (i) all of the Company’s properties, Books and Records and (ii) all other information concerning the business, properties and personnel of the Company as Parent may reasonably request, and (b) the Company shall provide to Parent and its Representatives complete and correct copies of the Company’s (i) internal financial statements and (ii) Tax Returns, Tax elections and any other records and workpapers relating to Taxes, that are in the possession of the Company or subject to the Company’s control; provided, however, that the foregoing shall not require the Company to provide any such access or disclose any information to the extent the provision of such access or such disclosure would contravene Applicable Laws.

5.4 Confidentiality. The parties acknowledge that Parent and a Subsidiary of the Company have previously executed a non-disclosure agreement effective from March 3, 2020 (the “Confidentiality Agreement”), and that this Agreement is subject to the confidentiality terms and conditions of the Confidentiality Agreement; provided, however, that for purposes of this Agreement, the confidentiality terms and conditions herein shall amend any time limitations on the effectiveness of confidentiality provisions therein and survive indefinitely and shall not be subject to the termination provision of the Confidentiality Agreement found in Section 5 thereof; provided, however that each Company Stockholder may disclose the terms of this Agreement or any of the other Ancillary Agreements to its accountants, attorneys or other advisors to the extent necessary to obtain advice and counsel or in connection with seeking Tax advice or the filing of a Tax Return or to its Representatives to the extent such Representatives need to know such information, or to any Person if instructed by Parent in writing. Any such accountant, attorney or other advisor must be obligated by written agreement or professional obligation to keep the information confidential. For purposes of this Agreement, “Confidential Information” as defined in the Confidentiality Agreement shall be deemed to also include (a) the terms and conditions of the Ancillary Agreements, as well as any terms and conditions arising out of or relating thereto, in whole or in part and (b) any and all investigations, negotiations, discussions, transaction-related matters or activities of the parties hereto and, to the extent applicable, their Tax advisors and attorneys, in each case and in whole or in part, arising out of or relating to the Merger. Each party that is not a party to the Confidentiality Agreement, including the Selling Securityholders’ Representative, will hold, and will cause their respective Representatives to hold, in confidence, in accordance with the terms of the Confidentiality Agreement as if such party were a party to the Confidentiality Agreement and a “receiving party” thereunder, all documents and information made available to them by or on behalf of another party to this Agreement in connection with the Transactions, including the terms and conditions of this Agreement; provided, however, that for purposes of this Section 5.4, the definition of “Representatives” provided in Section 10.1 shall be deemed to also include direct and indirect partners, members, stockholders and investors of the receiving party. In the event that any party (other than Parent) receives a request to disclose all or any part of any Confidential Information under the terms of a subpoena, order, civil investigative demand or similar process issued by a court of competent jurisdiction or by another Governmental Authority, such party agrees to (i) except to the extent prohibited by Law, immediately notify Parent of the existence, terms and circumstances surrounding such request; (ii) consult with Parent on the advisability of taking legally available steps to resist or narrow such request; and (iii) if disclosure of such Confidential Information is required, furnish only that portion of the Confidential Information that, in the opinion of counsel to the party who has received the request, such party is legally compelled to disclose and advise Parent as far in advance of such disclosure as possible so that Parent may seek an appropriate protective order or other reliable assurance that confidential treatment will be accorded such Confidential Information. In any event, the party who receives the request shall not oppose actions by Parent to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such Confidential Information. Notwithstanding anything to the contrary herein or in any Ancillary Agreements (or the Confidentiality Agreement), following the Closing, in no event shall Parent or its Affiliates be subject to any restriction with respect to any use or disclosure of any of the Company’s Confidential Information.

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5.5 Expenses. Except as provided in the calculation of the Initial Consideration, whether or not the Transactions are consummated, all fees and expenses incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the Transactions, including all legal, accounting, financial advisory or other investment banking, broker, finder, consulting and all other fees and expenses of third parties, shall be the obligation of the respective party incurring such fees and expenses.

5.6 Public Disclosure.

(a) The parties agree that no public release, filing or announcement concerning this Agreement or the Ancillary Documents or the transactions contemplated hereby or thereby shall be issued by any party or any of their respective Affiliates without the prior written consent (not be unreasonably withheld, conditioned or delayed) of Parent, Merger Sub and the Company, except as such release or announcement may be required by Applicable Laws or the rules or regulations of any securities exchange, in which case the applicable party shall use commercially reasonable efforts to allow Parent, Merger Sub and the Company reasonable time to comment on, and arrange for any required filing with respect to, such release or announcement in advance of such issuance.

(b) Parent and the Company shall mutually agree upon and, as promptly as practicable after the execution of this Agreement, issue a press release announcing the execution of this Agreement (the “Signing Press Release”). Promptly after the issuance of the Signing Press Release (but in any event within four (4) Business Days after the execution of this Agreement), Parent shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by Applicable Laws, which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with the Company reviewing, commenting upon and approving such Signing Filing in any event no later than the third (3rd) Business Day after the execution of this Agreement). Parent and the Selling Securityholders’ Representative shall mutually agree upon and, as promptly as practicable after the Closing, issue a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”). Promptly after the issuance of the Closing Press Release (but in any event within four (4) Business Days after the Closing), Parent shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Applicable Laws which the Selling Securityholders’ Representative shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with the Selling Securityholders’ Representative commenting upon and approving such Closing Filing in any event no later than the third (3rd) Business Day after the Closing). In connection with the preparation of the Signing Press Release, the Signing Filing, the Closing Filing, the Closing Press Release, or any other report, statement, filing notice or application made by or on behalf of a party to any Governmental Authority or other third party in connection with the transactions contemplated hereby, each party shall, upon request by any other party, furnish the parties with all information concerning themselves, their respective directors, officers and equity holders as may be necessary in connection with the preparation of such report, statement, filing notice or application, and such other matters as may be reasonably necessary or advisable in connection with the transactions contemplated hereby.

5.7 Reasonable Efforts.

(a) Subject to the terms and conditions of this Agreement, each party shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to use its commercially reasonable efforts to do, or cause to be done, all things reasonably necessary, proper or advisable under Applicable Laws to consummate the Transactions, or cause the conditions set forth in Article 6 to be satisfied, including taking actions reasonably necessary to obtain any and all Approvals of any Governmental Authority or other Person required in connection with the Merger; provided, however, that Parent shall not be obligated to, and neither the Company nor any Company Subsidiary shall (unless expressly required by Parent in advance at Parent’s sole cost and expense), make or consent to any divestiture or operational limitation or activity in connection therewith, or any waiver or modification of any right, or any payment of money or grant of any other commercial concession as a condition to obtaining any such Approval. Without limiting the generality of the foregoing, the Company shall deliver or cause to be delivered each of the agreements or documents referred to in Section 6.2(g).

(b) Notwithstanding Section 5.7(a) above, the Company and each Company Subsidiary shall promptly execute and file, or join in the execution and filing of, any application, notification or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Authority, whether federal, state, local or foreign, which may be required in connection with the consummation of the Merger and the

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other transactions contemplated by this Agreement or any Ancillary Agreements in order to preserve or transfer the Cannabis Licenses. The Company shall use commercially reasonable efforts to obtain, and to cooperate with Parent and Merger Sub to promptly obtain, all such authorizations, approvals and consents from Governmental Authorities (the “Cannabis Approvals”), in each case at the sole cost and expense (including government fees and all professional and advisor fees) of Parent. At or prior to the Closing, the Parent shall either have (i) directly paid in full the entire cost of obtaining all such Cannabis Approvals and delivered evidence to the Company of such payment in full, or (ii) reimbursed the Company in full for the entire cost of such Cannabis Approvals. Notwithstanding the foregoing, prior to NevadaPure submitting or joining in any Cannabis Approvals, NevadaPure shall enter into a management agreement reasonably acceptable to Parent providing for, among other things, the continued operation and management of NevadaPure by its existing managers and members.

5.8 FIRPTA Compliance. On or prior to the Closing Date, the Company shall provide Parent with a properly executed Foreign Investment and Real Property Tax Act of 1980 notification letter (the “FIRPTA Certificate”), in a form reasonably acceptable to Parent, which states that the shares of the Company and the Company Options do not constitute “United States real property interests” under Section 897(c) of the Code, for purposes of satisfying the Parent’s obligations under Treasury Regulation Section 1.1445-2(c)(3). In addition, simultaneously with delivery of such FIRPTA Certificate, the Company shall have provided to Parent a form of notice to the IRS in accordance with the requirements of Treasury Regulation Section 1.8972(h)(2) and in the customary form along with written authorization for Parent to deliver such notice form to the IRS on behalf of the Company upon the Closing, in a form reasonably acceptable to Parent (the “FIRPTA Notice”). If the Company fails to deliver the FIRPTA Certificate or the FIRPTA Notice, Parent may (but shall not be required to) waive this condition and withhold appropriate amounts as required under Applicable Laws.

5.9 Notification of Certain Matters. The Company shall, and shall cause each of the Company Subsidiaries to, give prompt notice to Parent of (a) any event which would reasonably be expected to have a Company Material Adverse Effect; (b) the occurrence or nonoccurrence of any event, the occurrence or non-occurrence of which is reasonably likely to cause any representation or warranty of the Company in this Agreement to be untrue or incomplete at or prior to the Effective Time; (c) any failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; (d) any notice or other communication from any Governmental Authority in connection with the Transactions; (e) any notice from any Person alleging that the consent of such Person is or may be required in connection with the Transactions; and (f) any Action commenced or, to the knowledge of the Company threatened against, relating to or involving or otherwise affecting the Company’s business or that relates to the consummation of the Transactions. Except as provided in this Section 5.9, any such disclosure shall not constitute an exception to the representations and warranties set forth in Article 2, shall not limit the rights of Parent under this Agreement for any breach by the Company of such representations and warranties, including, under Article 7 and Article 8, and shall not have the effect of satisfying any of the conditions to obligations of Parent set forth in Sections 6.1 and 6.2. provided, that (A) if (1) such disclosure by the Company or any Company Subsidiaries is made in order to set forth any matter, fact or item first occurring or arising after the date hereof and (2) Parent has the right to, but does not elect to, terminate this Agreement in accordance with Section 8.1, then from and after the Closing, Parent or the Company, shall be deemed to have irrevocably waived its right to indemnification under Article 7 with respect to such matter; or (B) if such disclosure is made in order to set forth any matter, fact or item first occurring or arising on or prior to the date hereof, then from and after the Closing, Parent shall have the right to indemnification pursuant to Article 7 with respect to such matter, and the applicable representation and warranty (and related schedule in the Company Disclosure Schedule) shall be read for purposes of Article 7 as if such disclosure had not been made by the Company or Company Subsidiary, as applicable, hereunder.

5.10 Takeover Statutes. If any Takeover Statute is or may become applicable to the Transactions, the Company Board (and if applicable, the board of directors of the Company Subsidiaries) shall grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate the effects of any such Takeover Statute on any of the transactions contemplated hereby.

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5.11 Delivery of Stock Ledger and Minute Books of the Company. The Company shall deliver its stock ledger and minute books to Parent at the Closing.

5.12 Tax Matters.

(a) Filing of Pre-Closing Tax Returns After the Closing Date. The Selling Securityholders’ Representative shall prepare and timely file, or shall cause to be prepared and timely filed, all Tax Returns of the Company and each Company Subsidiary that relate to Pre-Closing Tax Periods that are required to be filed after the Closing Date, and Selling Securityholders shall cause to be paid all Taxes due with respect to such Tax Returns. The Selling Securityholders’ Representative shall deliver at least twenty (20) days prior to the due date (taking into account any extension) for the filing of such Tax Returns to Parent for review and comment and shall not file such Tax Returns without Parents prior consent (which consent shall not be unreasonably withheld, conditioned or delayed). Selling Securityholders shall make the payment due to Parent under this Section 5.12(a) at least two (2) Business Days before payment of Taxes is due to the Tax Authority in connection with the filing of such Tax Returns. Notwithstanding anything herein to the contrary (A) all deductions related to (i) Company Transaction Expenses and (ii) exercise of Company Options, shall be deemed to fall in the Pre-Closing Tax Periods; and (B) the Selling Securityholders shall not be liable for any Tax Liability of the Company resulting on the Closing Date due to Parent or the Surviving Corporation’s operation of the Company.

(b) Filing of Straddle Period Tax Returns. Parent shall prepare and timely file, or cause to be prepared and timely filed, any Tax Return of the Company and each Company Subsidiary for a Straddle Period, and Selling Securityholders shall cause to be paid, its allocable share of Taxes due with respect to such Tax Returns, as determined in accordance with Section 5.12(d). Parent shall deliver at least twenty (20) days prior to the due date (considering any extension) for the filing of such Tax Return to the Selling Securityholders’ Representative for review and comment and shall consider such comments in good faith. Parent shall not file such Tax Returns without Selling Securityholders’ Representative’s prior consent (which consent shall not be unreasonably withheld, conditioned or delayed). Selling Securityholders shall make the payment due to Parent under this Section 5.12(b) at least two (2) Business Days before payment of Taxes is due to the Tax Authority in connection with the filing of such Tax Returns.

(c) Allocation of Straddle Period Taxes. With respect to Taxes of the Company and each Company Subsidiary relating to a Straddle Period, Selling Securityholders shall be liable for the amount of such Taxes allocable to the portion of the Straddle Period that is deemed to end on the close of business on the Closing Date. For purposes of the preceding sentence, in the case of any Taxes that are imposed on a periodic basis and are payable for a Straddle Period, the portion of such Tax that relates to the portion of such Tax period ending on the Closing Date shall (i) in the case of any Taxes other than Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the entire Tax period multiplied by a fraction the numerator of which is the number of days in the Tax period ending on the Closing Date and the denominator of which is the number of days in the entire Tax period, and (ii) in the case of any Tax based upon or related to income or receipts, be deemed equal to the amount which would by payable if the relevant Tax period ended on the Closing Date.

(d) Cooperation. Selling Securityholders, the Selling Securityholders’ Representative and Parent shall reasonably cooperate, and shall cause their respective affiliates, officers, employees, agents, auditors and representatives reasonably to cooperate, in preparing and filing all Tax Returns, including maintaining and making available to each other all records necessary in connection with Taxes and in resolving all disputes and audits with respect to all taxable periods relating to Taxes.

(e) Tax Contests.

(i) Parent, on the one hand, and the Selling Securityholders’ Representative and Selling Securityholders, on the other hand, shall promptly notify each other upon receipt by such party of written notice of any inquiries, claims, assessments, audits or similar events with respect to Taxes relating to a Pre-Closing Tax Period or a Straddle Period for which Selling Securityholders may be liable under this Agreement (any such inquiry, claim, assessment, audit or similar event, a “Tax Matter”).

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(ii) Parent shall have sole control of the conduct of all Tax Matters. Selling Securityholders, or the Selling Securityholders’ Representative on behalf of Selling Securityholders, may participate at their own expense with respect to any Tax Matter. If Selling Securityholders do not elect to participate in such Tax Matter, Parent shall keep the Selling Securityholders’ Representative informed of all developments on a timely basis and Parent shall not resolve such Tax Matter in a manner that could reasonably be expected to have a material adverse impact on the indemnifying parties’ indemnification obligations under this Agreement without Selling Securityholders’ Representative’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

(f) All transfer, documentary, sales, use, stamp, registration and other substantially similar Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (collectively, “Transfer Taxes”) shall be paid by Parent when due, and Parent will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes. Parent shall provide to the Selling Securityholders’ Representative evidence satisfactory to him, her or it that such Transfer Taxes have been paid by Parent.

(g) Except for (i) any commercial agreements entered into in the ordinary course of business that are not primarily related to Taxes and (ii) any agreements related to Taxes, the only parties to which are some or all of the Company and a Company Subsidiary, the Company shall terminate or cause to be terminated any and all of the tax sharing, allocation, indemnification or similar agreements, arrangements or undertakings in effect, written or unwritten, on the Closing Date as between the Selling Securityholders or any predecessor or Affiliate thereof, on the one hand, and the Company and/or any Company Subsidiary, on the other hand, for all Taxes imposed by any taxing authority or other Governmental Authority, regardless of the period in which such Taxes are imposed, and there shall be no continuing obligation to make any payments under any such agreements, arrangements or undertakings.

(h) Any amounts payable under this Section 5.12 or Article 7 shall be treated by the parties as an adjustment to the Aggregate Consideration, unless otherwise required by Law.

5.13 Employees and Contractors.

(a) Continuing Personnel. The Company shall cooperate fully, and work with Parent to help Parent identify employees or independent contractors of the Company and its Subsidiaries to whom Parent may elect to offer continued employment or engagement following the Closing with the Surviving Corporation, Parent or any of their Subsidiaries (such employing or engaging entity referred to as a “Parent Employer”). With respect to any employee or independent contractor of the Company or its Subsidiaries who receives such an offer of continued employment or engagement from Parent, the Company shall assist Parent and any other relevant Parent Employer with their efforts to enter into revised employment or engagement arrangements with such individuals as soon as practicable after the date hereof and in any event prior to the Closing Date, which arrangements shall become effective as of 12:01 a.m., local time, on the day following the Effective Time. Notwithstanding any of the foregoing, none of Parent or the Surviving Corporation or any of their respective Affiliates shall have any obligation to make an offer of continued employment or engagement to any employee or independent contractor of the Company or its Subsidiaries. Effective no later than immediately prior to the Closing, the Company shall, consistent with Applicable Laws, terminate the employment or engagement of each of those employees or independent contractors of the Company and Company Subsidiaries who have not received, or received but not accepted, an offer of continued employment or engagement with the applicable Parent Employer prior to the Closing Date. Employees or independent contractor of the Company and its Subsidiaries who accept employment or engagement arrangements with revised terms and conditions of employment or engagement from a Parent Employer and commence employment or engagement with the Parent Employer (each, a “Continuing Personnel”) shall be eligible to receive the benefits described in their respective arrangements. Notwithstanding anything in this Agreement to the contrary, no Continuing Personnel, and no other employee or independent contractor of the Company or its Subsidiaries, shall be deemed to be a third party beneficiary of this Agreement.

(b) Announcement. The timing and content of any announcement or notification to the employees and independent contractors of the Company and its Subsidiaries with respect to the Merger or the other Transactions (which, for the avoidance of doubt, shall not include any press release or other public statement or any employment arrangements or independent contractor agreements or related communications to employees of the Company and its Subsidiaries from Parent or a Parent Employer) shall be subject to the approval, which shall not be unreasonably

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withheld, conditioned or delayed, of each of Parent and the Company. Except with respect to any announcement or notification covered by the preceding sentence, the Company will consult with Parent (and will consider in good faith the advice of Parent) prior to sending any notices or other communication materials to employees or independent contractors of the Company and its Subsidiaries; provided, however, that Selling Securityholder communications shall be provided to employee Selling Securityholders in the manner, at the time and subject to the terms and conditions set forth in this Agreement.

(c) Transfer of Employment Relationships. The Company shall complete any employee, labor union, labor organization or works council notice and consultation obligations, and undertake to obtain any required consent, approval or opinion therefrom.

5.14 INTENTIONALLY OMITTED.

5.15 INTENTIONALLY OMITTED.

5.16 Financial Statements. Prior to the filing of the Proxy Statement (as defined below), the Company shall deliver to Parent Audited Financial Statements for the Company’s two (2) most recently completed Fiscal Years, unaudited financial statements for any subsequent periods and such other financial information required to be included in the Proxy Statement.

5.17 HSR Act Filing. If determined by Parent, in consultation with the Company, that the filing of a premerger notification form or any other filings as may be required by the HSR Act, then within fifteen (15) days of such determination, Parent and the Company shall prepare and file the premerger notification form and any other filings as may be required by the HSR Act, and the Parent shall bear the costs thereof.

5.18 Preparation of and Proxy Statement; Special Meeting.

(a) As promptly as practicable after the date hereof, Parent shall prepare with the assistance, cooperation and commercially reasonable efforts of the Company, and file with the SEC a proxy statement (as amended, the “Proxy Statement”) of Parent for the purpose of soliciting proxies from Parent’s stockholders for the matters to be acted upon at the Special Meeting and providing Parent’s stockholders an opportunity in accordance with Parent’s Charter Documents to have their securities redeemed (the “Redemption”) in conjunction with the stockholder vote on the Stockholder Approval Matters (as defined below). The Proxy Statement shall include proxy materials for the purpose of soliciting proxies from Parent’s stockholders to vote, at a special meeting of Parent’s stockholders to be called and held for such purpose (the “Special Meeting”), in favor of resolutions approving (i) the adoption and approval of this Agreement and the Ancillary Document and the transactions contemplated hereby or thereby, including the Merger, in accordance with Parent’s Charter Documents, the DCGL and the rules and regulations of the SEC, (ii) adoption and approval of the new omnibus equity incentive plan for Parent, in form and substance reasonably acceptable to Parent and the Company (the “Incentive Plan”), that provides for the grant of awards to employees and other certain officers, directors, employees, consultants, and service providers of Parent and its subsidiaries in the form of options, restricted shares, restricted share units or other equity-based awards based on shares of Parent’s common stock with a total pool of awards of Parent’s common stock equal to fifteen percent (15%) of the aggregate number of shares of Parent’s common stock issued and outstanding immediately after the Closing, (iii) the appointment, and designation of classes, of the members of Parent’s Board, and, if applicable, appointment of the members of any committees thereof, (iv) such other matters as Parent and the Company shall hereafter mutually determine to be necessary, appropriate or required (under the DGCL, pursuant to SEC or Nasdaq rules and regulations, or otherwise) in order to effect the Merger and the other transactions contemplated by this Agreement (the approvals described in foregoing clauses (i) through (iv), collectively, the “Stockholder Approval Matters”), and (v) the adjournment of the Special Meeting, if necessary or desirable in the reasonable determination of Parent. If on the date for which the Special Meeting is scheduled, Parent has not received proxies representing a sufficient number of shares to obtain the required approval of Parent’s stockholders, whether or not a quorum is present, Parent may make one or more successive postponements or adjournments of the Special Meeting. In connection with the Proxy Statement, Parent and Merger Sub will file with the SEC financial and other information about the transactions contemplated by this Agreement in accordance with Applicable Laws and applicable proxy solicitation rules set forth in Parent’s Charter Documents, the DGCL and the rules and regulations of the SEC and Nasdaq. Parent and Merger Sub shall cooperate and provide the Company (and its counsel) with a reasonable opportunity to review and comment on the Proxy Statement and any amendment or supplement thereto prior to filing the same with the SEC. The Company shall provide Parent and Merger Sub with

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such information concerning the Company and its equity holders, officers, directors, employees, assets, Liabilities, condition (financial or otherwise), business and operations that are required to be included in the Proxy Statement, or in any amendments or supplements thereto, which information provided by the Company shall be true and correct in all material respects and not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not materially misleading.

(b) Parent and Merger Sub shall take any and all reasonable and necessary actions required to satisfy the requirements of the Securities Act, the Exchange Act and other Applicable Laws in connection with the Proxy Statement, the Special Meeting and the Redemption. Each of Parent, Merger Sub and the Company shall, and shall cause each of its Subsidiaries to, make their respective directors, officers and employees, upon reasonable advance notice, available to the Company, Parent and Merger Sub, and their respective Representatives in connection with the drafting of the public filings with respect to the transactions contemplated by this Agreement, including the Proxy Statement, and responding in a timely manner to comments from the SEC. Each party shall promptly correct any information provided by it for use in the Proxy Statement (and other related materials) if and to the extent that such information is determined to have become false or misleading in any material respect or as otherwise required by Applicable Laws. Parent and Merger Sub shall amend or supplement the Proxy Statement and cause the Proxy Statement, as so amended or supplemented, to be filed with the SEC and to be disseminated to Parent’s stockholders, in each case as and to the extent required by Applicable Laws and subject to the terms and conditions of this Agreement and Parent’s Charter Documents.

(c) Each of Parent and Merger Sub, with the assistance of the other parties, shall promptly respond to any SEC comments on the Proxy Statement and shall otherwise use its best efforts to cause the Proxy Statement to “clear” comments from the SEC. Parent and Merger Sub shall provide the Company (and its counsel) with copies of any written comments, and shall inform the Company of any oral comments, that Parent, Merger Sub or their respective Representatives receive from the SEC or its staff with respect to the Proxy Statement, the Special Meeting and the Redemption promptly after the receipt of such comments and shall give the Company a reasonable opportunity under the circumstances to review and comment on any proposed written or oral responses to such comments.

(d) As soon as practicable following the Proxy Statement “clearing” comments from the SEC, Parent and Merger Sub shall distribute the Proxy Statement to Parent’s stockholders, and, pursuant thereto, shall call the Special Meeting in accordance with the DGCL and Parent’s Charter Documents for a date no later than thirty (30) days following the mailing of the Proxy Statement.

(e) Parent and Merger Sub shall comply with all Applicable Laws, any applicable rules and regulations of Nasdaq, Parent’s Charter Documents, Merger Sub’s Charter Documents and this Agreement in the preparation, filing and distribution of the Proxy Statement, any solicitation of proxies thereunder, the calling and holding of the Special Meeting and the Redemption.

5.19 Delisting and Relisting. Prior to Closing, Parent and Merger Sub shall use their best efforts to (i) cause Parent Common Stock, redeemable warrants, exercisable for shares of Parent Common Stock at an exercise price of Eleven and 50/100 Dollars ($11.50) per share (“Parent Redeemable Warrants”), and units, each consisting of one share of Parent Common Stock and one Parent Redeemable Warrant, to be delisted from Nasdaq, unless a change in Applicable Laws occurs prior to Closing which would permit the continued listing of the Parent Common Stock and the Parent Redeemable Warrants on Nasdaq following the Closing, and (ii) if no such change in Applicable Laws occurs, prior to Closing list the Parent Common Stock and Parent Redeemable Warrants (or securities convertible into or issued in lieu thereof) on another securities exchange or quotation platform.

5.20 Capital Expenditure Commitment.

(a) Prior to Closing, the Company shall provide Parent with a detailed budget for review and approval by Parent’s Board of Directors (the “Budget”) outlining the Surviving Corporation’s and Company Subsidiaries’ intended use of up to Ten Million and 00/100 Dollars ($10,000,000.00) (the “Capital Commitment”) for specified capital expenditures. Following the Closing, the Parent commits to make available the Capital Commitment to the Surviving Corporation for use in accordance with the Budget. To the extent any material changes to the Budget become necessary, the Selling Securityholders’ Representative, on behalf of the Surviving Corporation, shall submit to Parent a revised Budget for approval by Parent’s Board of Directors. Parent agrees that it shall make all decisions

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with respect to the approval of the Budget, including any requested changes, and the Capital Commitment reasonably and in good faith and shall not act in a manner that would reasonably be expected to adversely affect the ability of the Selling Securityholders to earn the maximum amount of the Earnout Payments resulting from the use of the Capital Commitment.

(b) In the event that Parent fails to expend any portion of the Capital Commitment in accordance with the Budget (the “Capital Shortfall”) when requested by the Selling Securityholders’ Representative, then the total amount of revenues set forth in the Revenue Forecast for any geographic location that relates to the Capital Shortfall shall be credited for the Fiscal Year in which such Capital Shortfall arises and for the two (2) subsequent Fiscal Years (such amount, the “Revenue Credit”) for purposes of determining what portion of any Earnout Payments have been earned in such Fiscal Year.

ARTICLE 6

CONDITIONS TO THE MERGER

6.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of Parent and the Company to consummate the Merger and the other transactions that are to occur at or after the Effective Time pursuant to this Agreement shall be subject to the satisfaction at or prior to the Closing of the conditions set forth in this Section 6.1:

(a) Governmental Authority and Other Approvals. All Approvals from Governmental Authority necessary for consummation of the Merger and the other Transactions shall have been obtained and shall be in full force and effect, including, without limitation, (A) the waiting period (and any extensions thereof) under the HSR Act shall have expired or otherwise been terminated, and all other authorizations, consents and approvals of Governmental Authority required for consummation of the transactions contemplated hereby shall have been obtained, (B) the receipt of approval of Parent’s stockholders adopting this Agreement and approving the Stockholder Approval Matters, and (C) any filings and approvals required under the rules and regulations of Nasdaq, or such other stock exchange on which Parent’s capital stock is then traded or is proposed to be traded on.

(b) No Injunctions or Regulatory Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other Order issued by any court or other Governmental Authority of competent jurisdiction or other legal or regulatory restraint or prohibition against the consummation of the Merger or any of the other Transactions shall be in effect; nor shall there be any action taken, or any Law or Order enacted, entered, enforced or deemed applicable to the Merger or any of the other Transactions that would prohibit the consummation of the Merger or any of the other Transactions or that would permit consummation of the Merger and the other Transactions only if certain divestitures were made or if Parent, the Surviving Corporation or the Company were to agree to limitations on its business activities or operations.

6.2 Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger and the other transactions to occur at or after the Effective Time pursuant to this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in this Section 6.2, any of which may be waived, in writing, exclusively by Parent in its sole and absolute discretion:

(a) Representations and Warranties. (i) The representations and warranties in Sections 2.1 (Organization and Qualification), 2.2 (Authorization), 2.3 (Capital Stock), 2.4 (Subsidiaries), 2.6 (No Conflicts) and 2.28 (Anti-Money Laundering) of this Agreement shall be true, correct and complete in all respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such Fundamental Representations which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all respects as of such specified earlier date) other than inaccuracies that in the aggregate are de minimis, and (ii) the other representations and warranties of the Company contained in this Agreement shall each be true, correct and complete in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date), except for inaccuracies of representations and warranties the circumstances

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giving rise to which, individually or in the aggregate, do not constitute and could not reasonably be expected to have, a Company Material Adverse Effect; provided, however, that for purposes of determining the accuracy of any representations and warranties, any update of or modification to the Company Disclosure Schedule made pursuant to Section 5.9 shall be either included or disregarded as provided in Section 5.9.

(b) Performance. The Company shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement and the Ancillary Agreements to be so performed or complied with by the Company on or before the Closing Date.

(c) No Company Material Adverse Effect. Since the date of this Agreement, no Company Material Adverse Effect shall have occurred.

(d) Officer’s Certificate. Parent shall have received a certificate, dated as of the Closing Date, in substantially the form of Exhibit E attached hereto, executed on behalf of the Company by a duly authorized officer of the Company, to the effect t that the conditions set forth in this Section 6.2 have been satisfied.

(e) Stockholder Approval. This Agreement, the Articles of Merger and the Merger shall have been approved by the Requisite Stockholder Vote, and, immediately prior to the Effective Time, the number of Company Common Stock that constitute (or that are or may be eligible to become) Dissenting Shares that have perfected such rights under the NRS shall not exceed five percent (5%) of the Company Common Stock that are issued and outstanding as of immediately prior to the Effective Time.

(f) Joinder Agreements. Parent shall have received Joinder Agreements and Stockholder Written Consents that have been duly executed and delivered by Company Stockholders entitled to receive eighty-five percent (85%) of the Allocated Portion of the Initial Consideration payable to all Company Stockholders pursuant to Section 1.7; and such Joinder Agreements and Stockholder Written Consents shall be in full force and effect and shall not have been repudiated.

(g) Accredited Investor Certification. The Company shall have delivered to Parent Accredited Investor Certifications in substantially the form of Exhibit G attached hereto executed by each Selling Stockholder who has executed a Joinder Agreement.

(h) Registration Rights Agreement. The Company shall have delivered to Parent Registration Rights Agreements in substantially the form of Exhibit H attached hereto executed by each Selling Stockholder who has executed a Joinder Agreement.

(i) Lock-Up Agreements. The Company shall have delivered to Parent Lock-Up Agreements in substantially the form of Exhibit I attached hereto executed by each Selling Stockholder who has executed a Joinder Agreement.

(j) Delivery of Other Agreements and Documents.

(i) The Escrow Agent and the Selling Securityholders’ Representative shall have executed and delivered the Escrow Agreement in substantially the form of Exhibit F attached hereto.

(ii) Parent shall have received a DVD or USB drive evidencing the documents and other materials that were made available to Parent, and indicating, for each such document or other material, the date that it was uploaded to the Data Room and made accessible to Parent and its Representatives in the Data Room.

(iii) The Company shall have delivered to Parent the Closing Payment Certificate in accordance with Section 1.9.

(iv) Parent shall have received a payoff letter (in written form reasonably satisfactory to Parent) from each holder of the Company Notes and other Indebtedness outstanding immediately prior to the Closing evidencing the payment required to fully pay off and discharge such Indebtedness and confirming release of any Liens upon the payment of the amount set forth in such payoff letter (such aggregate amount in respect of the Company Notes is hereinafter referred to as the “Company Note Payoff Amount”).

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(v) Each director and officer of the Company and each Company Subsidiary shall deliver to Parent, in form and substance satisfactory to Parent, his or her resignation from such position effective immediately upon the Effective Time.

(vi) The Company shall have provided Parent with the properly executed FIRPTA Certificate and FIRPTA Notice pursuant to Section 5.8.

(vii) The Company shall have delivered to Parent such other documents and instruments as may be reasonably required to consummate the Transactions.

(k) Employee Matters. None of the Identified Employees shall have terminated employment with the Company or the relevant employing Subsidiary of the Company, or shall have terminated or repudiated (or indicated or provided notice of an intent to terminate or repudiate) his or her Employment Agreements or Non-Competition Agreement or shall be unable to commence employment under his or her Employment Agreement upon Closing, except for such Identified Employees whose employment was terminated for cause.

6.3 Additional Conditions to Obligations of the Company. The obligations of the Company to consummate the Merger and the other transactions that are to occur at or after the Effective Time pursuant to this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in this Section 6.3, any of which may be waived, in writing, exclusively by the Company in its sole and absolute discretion:

(a) Representations and Warranties. The representations and warranties of Parent contained in this Agreement shall each be true, correct and complete in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date; provided, however, that for purposes of determining the accuracy of any representations and warranties, all materiality, Parent Material Adverse Effect and similar qualifications limiting the scope of such representations and warranties shall be disregarded.

(b) Performance. Parent and Merger Sub shall have performed and complied with in all material respects each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Parent at or before the Closing.

(c) No Company Material Adverse Effect. Since the date of this Agreement, no Parent Material Adverse Effect shall have occurred.

(d) Officer’s Certificate. Company shall have received a certificate, dated as of the Closing Date, in substantially the form attached hereto as Exhibit C, executed on behalf of the Parent by a duly authorized officer of the Company, to the effect that the conditions set forth in this Section 6.3 have been satisfied.

(e) Stockholder Approval. This Agreement, the Articles of Merger, the Merger and the Stockholder Approval Matters shall have been approved by the Parent’s Stockholders in conformity with the Proxy Statement and Parent’s Charter Documents.

(f) Suspension of Trading. There shall not be in effect any (i) suspension or material limitation in trading of Parent Common Stock, (ii) general moratorium on banking activities or material disruption in securities settlement or clearance services or (iii) limitation on prices of publicly traded securities.

(g) Ancillary Agreements. Parent and Merger Sub shall have each executed and delivered each of the Ancillary Agreements to which Parent or Merger Sub, respectively, is a party and assuming the due execution and delivery of such agreements by the other parties thereto, such agreements shall be in full force and effect with respect to Parent and Merger Sub, as applicable.

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ARTICLE 7

SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND

AGREEMENTS; INDEMNIFICATION

7.1 Survival of Representations, Warranties, Covenants and Agreements.

(a) All of the representations and warranties contained in this Agreement and the certificates and instruments delivered in connection herewith or therewith shall survive the Merger and continue until 11:59 p.m. New York time on the day which is eighteen (18) months after the date on which the Effective Time occurs (the “Expiration Date”); provided, however, that the Fundamental Representations shall survive the Closing and shall continue until the expiration of the latest statutes of limitations applicable to such representations and warranties (including extension to the fullest extent permitted by Title 10, Section 8106(c) of the DGCL) (either pertaining to the subject matter of such representations and warranties, or the ability of any Parent Indemnitees, any Company Indemnitees or any third party to make a claim relating to the breach of such representations and warranties, as the case may be, whichever is later) after giving effect to any extensions or waivers plus thirty (30) days.

(b) Nothing in this Section 7.1 or any other provision of this Agreement (i) shall be construed to limit the survival of any representation or warranty of any Person set forth in any of the Ancillary Agreements, which shall survive the Merger and continue for the time periods set forth therein (or, if no time period is set forth therein, indefinitely), or (ii) shall be construed to limit the survival of any covenant or agreement of the Company or Parent contained in this Agreement or any of the Ancillary Agreements, which shall survive the Merger and continue for the time periods set forth herein or therein as applicable (or, if no time period is set forth therein, indefinitely).

(c) Notwithstanding the foregoing, any claims for indemnification, compensation or reimbursement under this Article 7 (each, an “Indemnification Claim”) which are timely asserted prior to the expiration of the applicable survival periods described above shall survive until finally resolved.

7.2 Indemnification by the Selling Securityholders. From and after the Closing, each Selling Securityholder agrees, subject to the limitations in this Article 7, (x) with respect to any Losses that, in the aggregate, are less than or equal to the Escrow Fund, jointly and severally, and (y) to the extent of any Losses in excess of the Escrow Fund, severally and not jointly (according to their Allocated Portion), to indemnify Parent, Merger Sub and their Affiliates (including the Surviving Corporation) and each of their respective Representatives, successors and assigns (collectively, the “Parent Indemnitees”) and hold each of them harmless from and against of any Loss which such Parent Indemnitee suffers, sustains or becomes subject to, either directly or indirectly, as a result of, arising out of, relating to or in connection with (regardless of whether or not such Loss relates to any Third Party Claim) so long as such Parent Indemnitee has in good faith made a claim for indemnification in accordance with Section 7.4, and, prior to the expiration of the applicable survival period under Section 7.1(a):

(a) subject to Section 5.9, any breach of or inaccuracy in any representation or warranty made by the Company in this Agreement or any certificate, agreement or instrument delivered in connection herewith or therewith (any claim thereof, a “Representation Breach Claim”);

(b) any breach or violation of any covenant or agreement of the Company contained in this Agreement or any certificate, agreement or instrument delivered in connection herewith or therewith;

(c) any inaccuracy in or omission with respect to the Closing Payment Certificate, including the calculation of the Initial Consideration;

(d) any Equityholder Matter;

(e) any claim relating to the Expense Fund;

(f) any Liabilities relating to or arising out of any “excess parachute payments” within the meaning of Section 280G of the Code;

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(g) any Taxes (A) of or with respect to the income, assets or operations of the Company or any Company Subsidiary with respect to any Pre-Closing Tax Period or any Straddle Period (to the extent allocable (as determined pursuant to the last sentence of Section 5.12(c) to the portion of such period beginning before and ending on the Closing Date), or (B) of any other Person (other than the Company or any Company Subsidiary) for which the Company (or any Company Subsidiary) is liable under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by contract, or otherwise, in case of clauses (A) and (B) to the extent such Taxes and amounts are not otherwise reflected in the calculation of Net Working Capital; and

(h) any costs and expenses of enforcement to recover Losses due to any Parent Indemnitee, and any Losses incurred by Parent or any of the other Parent Indemnitees to enforce any Selling Securityholder’s indemnification, compensation or reimbursement obligations, agreements and undertakings hereunder or under his, her or its Joinder Agreement with Parent in connection with any indemnification Liability for Losses payable under this Article 7.

Notwithstanding any other provisions in this Article 7 or any other provisions in this Agreement, for the purposes of determining the existence of a breach, violation, inaccuracy or omission of any representation, warranty, covenant or agreement or calculating the amount of any Losses attributable thereto, any qualifications to the representations, warranties, covenants and agreements with respect to materiality or knowledge, including for “material,” “in all material respects,” “Company Material Adverse Effect,” “knowledge of the Company,” or similar qualifications (except with respect to Section 2.9, Section 2.10(b), Section 2.20 and the references to “Material Contracts” in Section 2.20), and any update of or modification to the Company Disclosure Schedule made or purported to have been made on or after the date of this Agreement (other than those permitted by and made in accordance with Section 5.9), shall be disregarded.

7.3 Indemnification by the Parent. From and after the Closing, Parent agrees, subject to the limitations in this Article 7, to indemnify the Selling Securityholders and their Affiliates and each of their respective Representatives, successors and assigns (collectively, the “Company Indemnitees”) and hold each of them harmless from and against of any Loss which such Company Indemnitee suffers, sustains or becomes subject to, either directly or indirectly, as a result of, arising out of, relating to or in connection with (regardless of whether or not such Loss relates to any Third Party Claim) so long as such Company Indemnitee has in good faith made a claim for indemnification in accordance with Section 7.4, and, prior to the expiration of the applicable survival period under Section 7.1(a):

(a) any breach of or inaccuracy in any representation or warranty made by the Parent or Merger Sub in this Agreement or any certificate, agreement or instrument delivered in connection herewith or therewith;

(b) any breach or violation of any covenant or agreement of the Parent and/or Merger Sub contained in this Agreement or any certificate, agreement or instrument delivered in connection herewith or therewith; and

(c) any costs and expenses of enforcement to recover Losses due to any Company Indemnitee, and any Losses incurred by any Company Indemnitees to enforce any of Parent’s indemnification, compensation or reimbursement obligations, agreements and undertakings hereunder in connection with any indemnification Liability for Losses payable under this Article 7.

7.4 Limitations.

(a) No Selling Securityholder shall be obligated to indemnify any Parent Indemnitee for any claim for indemnification pursuant to a Representation Breach Claim unless and until the aggregate amount of all Losses of all Parent Indemnitees (whether or not resulting from a Representation Breach Claim) equal or exceed Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) (the “Deductible”), at which time the Selling Securityholders shall indemnify the Parent Indemnitees for the amount of all Losses in excess of the Deductible.

(b) The Deductible shall not apply to Losses resulting from (x) any Representation Breach Claim regarding the representations and warranties of the Company set forth in Sections 2.1 (Organization and Qualification), 2.2 (Authorization), 2.3 (Capital Stock), 2.4 (Subsidiaries), 2.6 (No Conflicts; Approvals; Requisite Stockholder Vote), 2.11 (Taxes), 2.23 (Brokers), 2.26 (Takeover Statutes), 2.30 (Section 280G) (collectively, the “Fundamental Representations”), or (y) any claims other than Representation Breach Claims.

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(c) The Selling Securityholders’ aggregate Liability for Representation Breach Claims shall not exceed Eleven Million Five Hundred Thousand and 00/100 Dollars ($11,500,000.00) (the “General Cap”); provided that the General Cap shall not apply with respect to the claims set forth in the following clauses (A) through (B) and the Selling Securityholders’ Liability for indemnification therefor shall not count for purposes of the General Cap: (A) Representation Breach Claims regarding any Fundamental Representations; and (B) any claims other than Representation Breach Claims.

(d) The Selling Securityholders’ aggregate Liability for all claims hereunder shall not exceed the lesser of (i) Twenty-Five Million and 00/100 Dollars ($25,000,000.00) or (ii) the Aggregate Consideration actually received by the Selling Securityholders (the “Maximum Cap,” together with the General Cap, each, an “Indemnity Cap”).

(e) Notwithstanding anything to the contrary in this Agreement, neither the Deductible nor any Indemnity Cap shall apply with respect to claims based on fraud, and the Selling Securityholders’ Liability for indemnification therefor shall not count for purposes of any Indemnity Cap. Notwithstanding the foregoing, no Selling Securityholder shall be liable for the fraud of any other Selling Securityholder.

(f) Nothing in this Section 7.2(b) shall limit Parent’s or the Surviving Corporation’s right to seek equitable relief (including an injunction) to enforce any rights under this Agreement.

(g) Notwithstanding anything herein to the contrary, for purposes of calculating or determining the amount of Losses incurred under Section 7.2 or Section 7.3, there shall be deducted from any Losses an amount of any Tax benefit, Tax refund, insurance proceeds, indemnification payments, contribution payments or reimbursements actually received by any Company Indemnitees or Parent Indemnitees, as applicable, in connection with such Losses. Furthermore, upon notice of any Loss or event or condition that may give rise to any Loss, Parent shall, and shall cause all of its respective Affiliates to, (i) take any and all actions available to them to mitigate and minimize such Loss to the maximum extent possible and (ii) notify all of their respective applicable insurance carriers of such possible Loss and diligently seek to recover all possible insurance coverage, payments and proceeds relating to such Loss under any and all policies of insurance held by them.

(h) Notwithstanding anything to the contrary contained in this Agreement, under no circumstances will any Indemnified Party be entitled to recover exemplary, special, indirect or punitive damages under this Article 7 (except to the extent such damages are awarded to a third party or in the case of fraud).

(i) Any amounts payable pursuant to the indemnification obligations hereunder shall be paid without duplication.

7.5 Indemnification Procedures; Third Party Claims.

(a) Indemnification Procedures.

(i) As used herein, an “Indemnified Party” shall refer to a Parent Indemnitee or a Company Indemnitee, as applicable, the “Notifying Party” shall refer to the party hereto whose Indemnified Parties are entitled to assert a claim for indemnification hereunder and has given notice of such claim as required by this Section 7.5(a) (a “Claim Notice”) to the other Party, such other Party being referred to herein as the “Indemnifying Party”. In the event that an Indemnified Party has or claims to have incurred, paid, accrued, reserved or suffered, or believes in good faith that it may incur, pay, accrue, reserve or suffer, Losses for which it is or may be entitled to be held harmless, indemnified, compensated or reimbursed in accordance with the terms of this Article 7 in respect of an Indemnification Claim, Parent (on behalf of such other Parent Indemnitee, if applicable) or such Company Indemnitee shall deliver a written notice (a “Claim Notice”) to the Selling Securityholders’ Representative or Parent, respectively. Each Claim Notice shall, with respect to each Indemnification Claim set forth therein, (i) specify in reasonable detail and in good faith the nature of the Indemnification Claim being made and (ii) contain a good faith, non-binding, preliminary estimate of the aggregate Dollar amount of Losses to which such Indemnified Party might be entitled (the aggregate amount of such estimate, as it may be modified by Parent in good faith from time to time, being referred to as the “Claim Amount”).

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(ii) If the Parent (on behalf of a Parent Indemnifying Party) or the Selling Securityholders’ Representative (on behalf of any Selling Securityholders Indemnifying Party) wishes to object to the allowance of some or all Indemnification Claims made in a Claim Notice, the Indemnifying Party must deliver a written objection to Parent or the Selling Securityholders’ Representative, as applicable, within thirty (30) Business Days after receipt of such Claim Notice expressing such objection and explaining in reasonable detail and in good faith the basis therefor (an “Objection Notice”). Following receipt by Parent or Selling Securityholders’ Representative, as applicable, of the Objection Notice, if any, Parent (on behalf of a Parent Indemnifying Party) and the Selling Securityholders’ Representative shall promptly, and within ten (10) Business Days, meet to attempt to resolve the rights of the respective parties with respect to each Indemnification Claim that is the subject of the Objection Notice. If the Selling Securityholders’ Representative and Parent (on behalf of a Parent Indemnifying Party) resolve the dispute that is the subject of the Objection Notice with respect to Indemnification Claims made by Parent Indemnitees, then as promptly as practicable (and in any event within five (5) Business Days) following the resolution of the Indemnification Claim, Parent and the Selling Securityholders’ Representative shall execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to pay a certain amount (the “Stipulated Amount”) to Parent from the Escrow Fund. To the extent that the amount remaining in the Escrow Fund is insufficient to cover the full Stipulated Amount, then, subject to the limitations contained in Section 7.4, each Selling Securityholder shall, within ten (10) Business Days following the date of the joint written instructions, pay such Selling Securityholder’s Allocated Portion (as of the date of the joint instructions) of the amount of such shortfall to Parent. If the Selling Securityholders’ Representative and Parent (on behalf of a Parent Indemnifying Party) resolve the dispute that is the subject of the Objection Notice with respect to Indemnification Claims made by Company Indemnitees, then as promptly as practicable (and in any event within five (5) Business Days) following the resolution of the Indemnification Claim, Parent shall pay by wire transfer of immediately available funds to an account designated by the Selling Securityholders’ Representative such agreed upon amount.

(iii) If Parent or the Selling Securityholders’ Representative, as applicable, does not receive an Objection Notice with respect to any Indemnification Claim set forth in a Claim Notice by such party at the end of the thirty (30) Business Day period referred to in Section 7.5(a)(ii), (i) the applicable Indemnifying Party shall be deemed to have irrevocably waived any right to object to such Indemnification Claim and to have agreed that Losses in the amount of the applicable Claim Amount (the “Agreed Amount”) are indemnifiable hereunder, (ii) as promptly as practicable (and in any event within five (5) Business Days) following the expiration of such thirty (30) Business Day period, Parent and the Selling Securityholders’ Representative shall execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to pay the Agreed Amount to Parent from the Escrow Fund with respect to Indemnification Claims made by Parent Indemnitees; and (iii) if the amount remaining in the Escrow Fund is insufficient to cover the full Agreed Amount, then, subject to the limitations contained in Section 7.4, each Selling Securityholder shall, within ten (10) Business Days following the expiration of such thirty (30) Business Day period, pay such Selling Securityholder’s Allocated Portion (determined as of the seventh (7th) Business Day prior to the date when such indemnification Liability becomes payable under this Article 7) of the amount of such shortfall to Parent. If the Indemnification Claim was made by a Company Indemnitee, then upon the resolution of the Indemnification Claim, Parent, as promptly as practicable (and in any event within five (5) Business Days) following the expiration of such thirty (30) Business Day, shall pay by wire transfer of immediately available funds to an account designated by the Selling Securityholders’ Representative such Agreed Amount.

(iv) In the event that the parties do not execute any joint instructions or resolve an Objection Notice, as applicable, within thirty (30) Business Days of receipt by of the Objection Notice or the parties do not otherwise receive the Agreed Amount, then Parent or the Company Indemnitee may commence an Action to resolve such dispute and enforce its rights with respect thereto in any court available therefor (such Action, a “Litigated Dispute”). Upon the resolution of a Litigated Dispute:

(A) Parent and the Selling Securityholders’ Representative shall, as promptly as practicable (and in any event within five (5) Business Days) following the entry of the final judgment of a court of competent jurisdiction, or such shorter period of time as may be set forth in such final judgment, (i) execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to pay the amount awarded to the Parent Indemnitee, if any, in such Litigated Dispute (the “Award Amount”) to Parent from the Escrow Fund with respect to

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amounts owing to Parent and (ii) Parent shall, as promptly as practicable (and in any event within five (5) Business Days), pay by wire transfer of immediately available funds to an account designated by the Selling Securityholders’ Representative such Award Amount; and

(B) if the amount remaining in the Escrow Fund is insufficient to cover the full Award Amount owing to Parent, then, subject to the limitations contained in Section 7.4, each Selling Securityholder shall, within ten (10) Business Days following the entry of such final judgment, or such shorter period of time as may be set forth in such final judgment, pay such Selling Securityholder’s Allocated Portion of the amount of such shortfall to Parent.

(v) So long as, and solely to the extent that, any amount remains in the Escrow Fund (including any amounts deposited pursuant to the Missouri Withholding), the Parent Indemnitees shall seek to recover amounts in respect of any Indemnification Claims from the Escrow Fund prior to seeking to recover amounts in respect of such claims directly from any Selling Securityholder; provided, however, that to the extent any Loss Amounts are released from the Escrow Fund with respect to Indemnification Claims that are not subject to a cap equal to the Escrow Amount, such Loss Amounts shall not reduce the amount that the Parent Indemnitees may recover with respect to Indemnification Claims that are subject to a cap equal to the Escrow Amount. Any amounts released from the Escrow Fund or paid to Parent in respect of any Indemnification Claim asserted on behalf of a Parent Indemnitee other than Parent, shall be received by Parent on behalf of such other Parent Indemnitee.

(vi) Prior to the Expiration Date, Parent will notify the Selling Securityholders’ Representative in writing of the amount that Parent determines in good faith to be necessary to satisfy all Indemnification Claims that are not fully and finally resolved (or if resolved, not fully paid in accordance with the resolution, if applicable) at or prior to 11:59 p.m. New York time on the Expiration Date in accordance with this Section 7.5 (such unresolved claims being referred to as the “Unresolved Claims” and such amount being referred to as the “Expiration Date Retained Escrow Amount”). Within five (5) Business Days after the Expiration Date, Parent and the Selling Securityholders’ Representative shall execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to release from the Escrow Fund and shall deliver, in accordance with Section 1.9(c), the amount, if positive, that is equal to: (i) the amount remaining in the Escrow Fund as of 11:59 p.m. New York time on the Expiration Date; less (ii) the Expiration Date Retained Escrow Amount.

(vii) Following the Expiration Date, if an Unresolved Claim is finally resolved, then, Parent and the Selling Securityholders’ Representative shall, within five (5) Business Days after the final resolution of such Unresolved Claim and the payment paid by the Selling Securityholder to Parent from the Escrow Fund for such Unresolved Claim, if applicable, execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to release from the Escrow Fund and deliver, in accordance with Section 1.9(c), the amount, if positive, that is equal to: (i) the amount then held in the Escrow Fund following the date of such resolution and payment; less (ii) the aggregate amount that Parent determines in good faith to be necessary to satisfy all remaining Unresolved Claims (which amount will continue to be held in the Escrow Fund).

(viii) If prior to the Expiration Date the amount remaining in the Escrow Fund shall be insufficient to cover any Loss Amounts, Parent shall be entitled to deduct from the purchase price payable upon exercise of the Missouri Option, if exercised, the amount of such Loss Amounts in excess of the then remaining Escrow Fund up to One Million and 00/100 Dollars ($1,000,000.00) (the “Option Withholding”), which such amount shall be deposited with the Escrow Agent and held in the Escrow Fund to satisfy such Loss Amounts in accordance with this Agreement. Any portion of the Option Withholding released from the Escrow Fund to Parent to cover any Loss Amounts shall be deemed as paid under the terms of the Missouri Option documentation. Any portion of the Option Withholding held in the Escrow Fund remaining at the Expiration Date, and provided that no Unresolved Claim is outstanding, shall be released and repaid in accordance with the terms of the Missouri Option documentation.

(b) Third-Party Claims.

(i) In the event an Indemnified Party becomes aware of a claim by a third party (a “Third Party Claim”) the Notifying Party shall give the Indemnifying Party prompt written notice of such Third Party Claim (a “Third Party Claim Notice”), which Third Party Claim Notice shall be in writing and shall set forth in reasonable detail: (i) the Losses asserted against, incurred, sustained or suffered by the Indemnified Party; (ii) specify in reasonable detail why the Indemnified Party is entitled to indemnification from the Indemnifying Party for such Losses; (iii) the

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facts giving rise to such Third Party Claim and the amount or the method of computation of the amount of Losses of such Third Party Claim (if then known) included in the amount so stated; (iv) the date insofar as practicable each such item that has been or may be paid, incurred or sustained; (v) the provisions of this Agreement to which such item is related; and (vi) the amount of consideration sought to be delivered to the Indemnified Party in compensation for such Losses as of the date of such Third Party Claim Notice, to the extent known. The failure to give such Third Party Claim Notice shall not affect any Indemnified Party’s ability to seek indemnification hereunder unless, and only to the extent that, such failure has materially prejudiced the Indemnifying Party’s ability to defend successfully a Third Party Claim. Thereafter, the Notifying Party will give the Indemnifying Party, promptly after the Notifying Party’s (or Indemnified Parties’, as applicable) receipt or delivery thereof, copies of all documents (including court papers) received or delivered by the Notifying Party (or Indemnified Party, as applicable) relating to any such Third Party Claim.

(ii) The Indemnifying Party shall respond, in writing, to such Third Party Claim Notice within fifteen (15) Business days after receipt of the Third Party Claim Notice (or within the shorter period, if any, during which a defense must be commenced for the preservation of rights), stating whether it agrees to assume the obligation to indemnify the Indemnified Party pursuant to the terms of this Agreement with respect to such Third Party Claim and will agree to contest and defend such Third Party Claim or whether it refuses to assume the obligation to indemnify the Indemnified Party with respect to such Third Party Claim and/or to contest and defend such Third Party Claim.

(iii) If Indemnifying Party agrees to accept the obligation to indemnify the Indemnified Party with respect to such Third Party Claim and defend and contest such Third Party Claim, then the Indemnifying Party shall be entitled to contest and defend such Third Party Claim by so stating in its response. Reputable attorneys reasonably acceptable to the Indemnified Party employed by the Indemnifying Party shall conduct such contest and defense. The Indemnified Party shall be entitled at any time, at its own cost and expense (which expense shall not constitute Losses), to participate in such contest and defense and to be represented by attorneys of its or their own choosing. If the Indemnified Party elects to participate in such defense, the Indemnified Party shall cooperate with the Indemnifying Party in the conduct of such defense and shall defer to the judgment of the attorneys employed by the Indemnifying Party. Notwithstanding the foregoing, if (i) the Indemnified Party reasonably determines that there is a conflict of interest that prevents the Indemnifying Party from adequately representing the Indemnified Party’s interests with respect to a Third Party Claim, (ii) a Third Party Claim seeks relief other than the payment of monetary damages, (iii) the subject matter of a Third Party Claim relates to the ongoing business of the Indemnified Party, which Third Party Claim, if decided against the Indemnified Party, would adversely affect the ongoing business or reputation of the Indemnified Party or (iv) the Indemnified Party would not be fully indemnified with respect to such Third Party Claim, then, in each such case, the Indemnified Party alone shall be entitled to contest, defend and settle such Third Party Claim in the first instance and the Indemnifying Party shall reimburse the Indemnified Party for its reasonable out of pocket costs and expenses (including reasonable fees of outside counsel) for such contest, defense or settlement of such Third Party Claim.

(iv) If the Indemnifying Party agrees to accept the obligation to indemnify the Indemnified Party with respect to Losses incurred in connection with such Third Party Claim but either does not elect to assume or is prevented from assuming the defense of such Third Party Claim within the time period set forth, the Indemnified Party shall defend such Third Party Claim through counsel chosen by it at its own expense (and with the right of the Indemnified Party for indemnification of such expenses in accordance with this Article 7), provided the Indemnified Party will not admit to any liability or concede, settle or compromise any such Third Party Claim without the prior written consent of the Indemnifying Party (which consent will not be unreasonably withheld, conditioned or delayed). If the Indemnifying Party does not assume the defense of a Third Party Claim, the Indemnifying Party shall, at its own expense, cooperate with the Indemnified Party in such defense and make available to the Indemnified Party all witnesses, pertinent records, materials and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnified Party shall, at the Indemnifying Party’s expense, cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party.

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(v) If the Indemnifying Party assumes the defense of a Third Party Claim: (i) the Indemnified Party will not admit to any liability, or concede, settle or compromise any such Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed; and (ii) the Indemnifying Party will not settle or compromise any Third Party Claim, without the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld, conditioned or delayed), if such compromise or settlement: (A) seeks relief other than the payment of monetary damages, (B) the subject matter of a Third Party Claim relates to the ongoing business of the Indemnified Party, which Third Party Claim, if decided against the Indemnified Party, would place a material limitation on the future operations of the Indemnified Party, (C) affects in a manner materially adverse to the Indemnified Party any other Third Party Claim that reasonably may be expected to be made against such Person or (D) does not release the Indemnified Party (including the Notifying Party) from all liability regarding such Third Party Claim, other than any liability being satisfied by the Indemnifying Party hereunder

7.6 No Contribution. No Indemnifying Party shall make any claim for subrogation, indemnification, contribution, reimbursement or right of advancement from the Indemnified Party with respect to any Losses claimed by any Indemnified Party, and all such Indemnifying Parties hereby waive any such right of subrogation, indemnification, contribution, reimbursement or right of advancement from the Indemnified Parties it has or may have in the future.

7.7 No Claim Against Trust Account. Notwithstanding anything herein to the contrary and to the fullest extent permitted by Applicable Law, each of the Company, the Selling Securityholders and the Selling Securityholders’ Representative waive any right to bring a claim or otherwise recover any funds from the Trust Account, unless such claim or recovery against the Trust Account is expressly permitted under Applicable Law.

7.8 Effect of Investigation. Notwithstanding the rights of the Parent Indemnitees to recover Losses pursuant to Section 7.5, Parent and Merger Sub are not aware of any facts or circumstances that would serve as the basis for a claim by any Indemnified Party against Company or any Selling Securityholders based upon a breach of any representation or warranty of the Company contained in this Agreement or breach of any of Company’s covenants or agreement to be performed by it at or prior to Closing. Parent, Merger Sub and the Surviving Corporation, on behalf of themselves and all Parent Indemnitees, shall be deemed to have waived in full any breach of any of Company’s representations and warranties and any such covenants and agreements of which Parent and/or Merger Sub has such awareness at the Closing.

7.9 Exclusive Remedy. Following the Closing, except for (a) claims for fraud against any Indemnifying Party who committed, participated in or had actual knowledge of such fraud, (b) claims for equitable relief and (c) claims pursuant to any other agreement (other than this Agreement) entered into in connection with this Agreement and the transactions contemplated hereby, the rights to indemnification, compensation or reimbursement under this Article 7 shall be the sole and exclusive remedy with respect to the subject matter of this Agreement.

ARTICLE 8

TERMINATION, AMENDMENT AND WAIVER

8.1 Termination. Except as provided in Section 8.2, this Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time:

(a) By mutual agreement of the Company and Parent.

(b) By Parent or the Company if: (i) the Effective Time has not occurred before 5:00 p.m. New York Time on August 31, 2021 (provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose Willful Breach has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date), (ii) there shall be a final non-appealable order of any Governmental Authority in effect preventing consummation of the Merger, or (iii) there shall be any Law or Order enacted, promulgated or issued or deemed applicable to the Merger by any Governmental Authority that would make consummation of the Merger illegal.

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(c) By Parent if there shall be any action taken, or any Law or Order enacted, promulgated or issued or deemed applicable to the Merger, by any Governmental Authority, which would: (i) prohibit Parent’s ownership or operation of all or any portion of the business of the Company or (ii) compel Parent to dispose of or hold separate all or any portion of the Assets of the Company, or limit its operation of the Company’s business, as a result of the Merger.

(d) By Parent if there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Company and (i) the Company has not cured such breach within ten (10) Business Days after Parent delivers written notice of such breach to the Company (provided, however, that, no cure period shall be required for a breach which by its nature cannot be cured) and (ii) if not cured within such ten (10) Business Day period and at or prior to the Closing, such breach would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.3, as the case may be, to be satisfied.

(e) By the Company if there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Parent and (i) Parent has not cured such breach within ten (10) Business Days after Company delivers a written notice of such breach to Parent (provided, however, that no cure period shall be required for a breach which by its nature cannot be cured), and (ii) if not cured within such ten (10) Business Day period and at or prior to the Closing, such breach would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.2, as the case may be, to be satisfied.

(f) By Parent, if the Company shall not have obtained and delivered to Parent the Joinder Agreements or irrevocable Stockholder Written Consents of the Principal Stockholders representing the Requisite Stockholder Vote within four (4) hours after the execution of this Agreement by the Company.

(g) By Parent, if at any time prior to such time (i) trading in the Parent’s Common Stock or other equity shall have been suspended by the SEC or Nasdaq or trading in securities generally on the New York Stock Exchange or Nasdaq shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of Parent, impractical or inadvisable to proceed with the Closing.

(h) By Parent, if between the date hereof and the Closing, a Company Material Adverse Effect has occurred.

(i) By the Company if the Special Meeting shall not have commenced and be concluded on or prior to June 31, 2021.

8.2 Effect of Termination. In the event of a valid termination of this Agreement as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent, Merger Sub or the Company, or their respective officers, directors or stockholders or Affiliates or Associates in connection herewith; provided, however, that Parent, Merger Sub and the Company shall each remain liable for any breaches of this Agreement prior to its termination; and provided further that, the provisions of Sections 5.4, 5.5, 8.2, and Article 9 and the applicable definitions set forth in Article 10 shall remain in full force and effect and survive any termination of this Agreement.

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ARTICLE 9

MISCELLANEOUS PROVISIONS

9.1 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by email transmission or by nationally recognized overnight courier prepaid, to the parties at the following electronic or physical addresses:

If to Parent or Merger Sub, to:

Greenrose Acquisition Corp.

111 Broadway

Amityville, NY 11701

Attn: William F. Harley III

Email: mickey@greenrosecorp.com

with a copy (which shall not constitute notice) to:

Tarter Krinsky & Drogin LLP

1350 Broadway

11th Floor

New York, NY 10018

Attention: Guy N. Molinari, Esq.

Fax: (212) 216-8100

Email: gmolinari@tarterkrinsky.com

If to the Company prior to Closing, to:

Shango Holdings Inc.

3900 Hualapai Way, Suite 128

Las Vegas, NV 89147

Attn: Gary Rexroad

Email: brandon@rexroadmarquis.com

with a copy (which shall not constitute notice) to:

Law Offices of Jason R. Wisniewski

2372 Morse Avenue #946

Irvine, CA 92614

Attn: Jason R. Wisniewski, Esq.

Fax: (949) 569-5074

Email: jason@jrwlawoffices.com

If to the Selling Securityholders’ Representative, to:

Gary Rexroad

1185 Magnolia Avenue

Suite E-383

Corona, CA 92879

All such notices, requests and other communications will (a) if delivered personally to the address as provided in this Section 9.1, be deemed given upon delivery, (b) if delivered by email to the email address as provided for in this Section 9.1, be deemed given upon confirmation of successful completion of such email, and (c) if delivered by overnight courier to the address as provided in this Section 9.1, be deemed given on the earlier of the first Business Day following the date deposited with such overnight courier with the requisite payment and instructions to effect delivery on the next Business Day or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 9.1). Any party from time to time may change its address or other information for the purpose of notices to that party by giving notice specifying such change to the other parties.

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9.2 Entire Agreement. This Agreement and the Exhibits and Schedules hereto, including the Company Disclosure Schedule and the Ancillary Agreements, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, except for the confidentiality provisions of the Confidentiality Agreement, which shall continue in full force and effect and shall survive any termination of this Agreement in accordance with their terms.

9.3 Third Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of Parent and the Company and, with respect to Article 7 and Article 9 only, the Selling Securityholders’ Representative and Selling Securityholders, and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other Person other than the Parent Indemnitees entitled to indemnification under Article 7.

9.4 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned (by operation of Law or otherwise) and any attempt to do so shall be void; provided, however that Parent or Merger Sub shall be entitled to assign its rights, duties and obligations hereunder, including Merger Sub’s obligation to merge with the Company, to any one or more Subsidiaries or Affiliates of Parent or Merger Sub, provided that no such assignment shall relieve Parent or Merger Sub from its duties and obligations under this Agreement. Subject to the foregoing sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties and their respective successors and assigns.

9.5 Headings. The headings and table of contents used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

9.6 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and (d) the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible, in a mutually acceptable manner, in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

9.7 Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based on contract, tort, equity or otherwise), shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of Nevada.

9.8 Waiver of Trial by Jury. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.9 Jurisdiction. EACH OF THE PARTIES TO THIS AGREEMENT SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF NEVADA, IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND AGREES NOT TO BRING ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO IN ANY OTHER COURT. EACH OF THE PARTIES WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO

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THE MAINTENANCE OF ANY ACTION SO BROUGHT AND WAIVES ANY BOND, SURETY OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. EACH PARTY AGREES THAT SERVICE OF SUMMONS AND COMPLAINT OR ANY OTHER PROCESS THAT MIGHT BE SERVED IN ANY ACTION MAY BE MADE ON SUCH PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS OF THE PARTY AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 9.1. NOTHING IN THIS SECTION 9.9, HOWEVER, SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH PARTY AGREES THAT A FINAL, NON-APPEALABLE JUDGMENT IN ANY ACTION BROUGHT IN ACCORDANCE WITH THIS SECTION 9.9 SHALL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

9.10 Counterparts. This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile or by electronic mail in Portable Document Format, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.11 Amendment and Modification. This Agreement may be amended, modified or supplemented by Parent, the Company and the Selling Securityholders’ Representative at any time prior to the Closing, and by Parent and the Selling Securityholders’ Representative at any time following the Closing (notwithstanding any stockholder approval); provided, however, that after approval of the Transactions by the stockholders of the Company, no amendment shall be made which pursuant to Applicable Laws requires further approval by such stockholders without such further approval. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed by each of the parties.

9.12 Extension; Waiver. No failure or delay of a party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of any party hereto to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

9.13 Selling Securityholders’ Representative of the Selling Securityholders; Power of Attorney.

(a) By virtue of the terms of the Joinder Agreements or by accepting any consideration payable hereunder, each Selling Securityholder shall be deemed to have consented to the appointment of Gary Rexroad as the Selling Securityholders’ Representative, as the attorney-in-fact for and on behalf of each such Selling Securityholder, and the taking by the Selling Securityholders’ Representative of any and all actions and the making of any decisions required or permitted to be taken by the Selling Securityholders’ Representative under this Agreement, including the exercise of the power to (a) execute and deliver this Agreement and the Escrow Agreement, and, in each case, any amendment thereof or waiver thereunder, (b) authorize delivery to Parent of the Escrow Amount, or any portion thereof, in satisfaction of Indemnification Claims, (c) agree to, negotiate, enter into settlements and compromises of and comply with orders of courts and awards of arbitrators with respect to Indemnification Claims, (d) resolve any Indemnification Claims, and (e) take all actions necessary in the judgment of the Selling Securityholders’ Representative for the accomplishment of the foregoing and all of the other terms, conditions and limitations of this Agreement and the Escrow Agreement. Accordingly, the Selling Securityholders’ Representative has unlimited authority and power to act on behalf of each Selling Securityholder with respect to this Agreement and the Escrow Agreement and the disposition, settlement or other handling of all Indemnification Claims, rights or obligations arising from and taken pursuant to this Agreement or the Escrow Agreement. The Selling Securityholders will be bound by all actions taken by the Selling Securityholders’ Representative in connection with this Agreement or the Escrow Agreement, and Parent shall be entitled to rely on any action or decision of the Selling Securityholders’ Representative. The Selling Securityholders’ Representative will incur no Liability with respect to any action taken or suffered by the Selling Securityholders’ Representative in reliance upon any notice, direction, instruction, consent, statement or other document believed by the Selling Securityholders’ Representative to be genuine and to have been signed by the proper Person (and shall have no responsibility to determine the authenticity thereof), nor for any other action or inaction, except the Selling Securityholders’ Representative own willful misconduct, bad faith or gross negligence. In all questions arising under this Agreement or the Escrow Agreement, the Selling Securityholders’ Representative may rely on the advice of counsel, and

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the Selling Securityholders’ Representative will not be liable to the Selling Securityholders’ Representative for anything done, omitted or suffered in good faith by the Selling Securityholders’ Representative based on such advice. The Selling Securityholders’ Representative will not be required to take any action involving any expense unless the payment of such expense is made or provided for in a manner satisfactory to the Selling Securityholders’ Representative. If and to the extent any such appointment of the Selling Securityholders’ Representative is revoked, such revocation shall be considered a breach of this Agreement and Parent shall be entitled to any such resulting Losses from such revocation without regard to the Deductible. The initial Selling Securityholders’ Representative may appoint a successor Selling Securityholders’ Representative and such appointment shall become effective upon written notice to Parent. The Selling Securityholders’ Representative may be removed by action of a majority of the Selling Securityholders. In the event of the resignation, removal, death or incapacity of the Selling Securityholders’ Representative, a successor Selling Securityholders’ Representative shall thereafter be appointed by vote or written consent of a majority of the Selling Securityholders. Any new or successor Selling Securityholders’ Representative will assume all rights and obligations of the initial Selling Securityholders’ Representative under this Agreement.

(b) The Selling Securityholders shall indemnify and hold harmless the Selling Securityholders’ Representative against any Loss incurred by the Selling Securityholders’ Representative or any of his Affiliates and any of their respective consultants, attorneys, accountants, advisors, brokers, representatives or controlling persons, in each case relating to his conduct as the Selling Securityholders’ Representative, other than Losses resulting from the Selling Securityholders’ Representative’s willful misconduct in connection with its performance under this Agreement and the Escrow Agreement. This indemnification shall survive the termination of this Agreement.

(c) Parent shall deduct the Expense Fund from the amounts otherwise payable to the Selling Securityholders pursuant to, and in the manner set forth in, Section 1.7 and deposit such amount with the Selling Securityholders’ Representative, which will be used for the purposes of paying directly, or reimbursing, the Selling Securityholders’ Representative for, any third party expenses pursuant to this Agreement and the Ancillary Agreements. As soon as reasonably determined by the Selling Securityholders’ Representative that the Expense Fund is no longer required to be withheld, the Selling Securityholders’ Representative shall distribute the remaining Expense Fund (if any) in accordance with Section 1.9(c). All amounts contributed to the Expense Fund shall be treated for all purposes of this Agreement as having been paid to the Selling Securityholders, and Parent and the Paying Agent shall have no Liability whatsoever with respect to the Expense Fund.

9.14 Made Available. The parties agree that the words “made available” or words of similar import mean that, on or before 8:00 a.m. New York time on the third (3rd) Business Day immediately preceding the date of this Agreement, the Company has posted complete and correct copies of such materials to the Data Room and that Parent and its Representatives had continuous access to such materials in the Data Room during the three (3) Business Days prior to the date of this Agreement.

9.15 No Presumption Against Drafting Party. The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

ARTICLE 10

DEFINITIONS

10.1 Definitions. For the purposes of this Agreement, the following defined terms shall have the meanings indicated below (with correlative meanings for the singular or plural forms thereof):

“2021 Milestone Payment” means up to such number of shares of Parent’s Common Stock equal to the quotient obtained by dividing (i) the 2021 Revenue Amount by (ii) the Parent Common Stock Price, rounded up to the nearest whole share of Parent Common Stock, subject to adjustment pursuant to Section 1.16; provided, however, that such amount shall not in any event exceed Twenty Million and 00/100 Dollars ($20,000,000.00).

“2021 Milestone Payment Date” means the date on which Parent has determined the shares of Parent Common Stock to be issued as the 2021 Milestone Payment; provided, however, that such calculation be made no later than sixty (60) days following the completion of Parent’s 2021 Fiscal Year.

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“2021 Revenue” means the revenue of the Surviving Corporation and its Subsidiaries on a consolidated basis for FY 2021, calculated in accordance with GAAP as consistently applied in accordance with the Audited Financial Statements, plus any Revenue Credit.

“2021 Revenue Amount” means the product obtained by multiplying (i) the quotient obtained by dividing (a) the 2021 Revenue by (b) the 2021 Target Revenue, by (ii) Twenty Million and 00/100 Dollars ($20,000,000.00), rounded up to the nearest whole cent.

“2021 Target Revenue” means an amount equal to Fifty-Five Million and 00/100 Dollars ($55,000,000.00).

“2022 Catch-Up Amount” means (i) the product obtained by multiplying (a) the quotient obtained by dividing (1) the 2022 Catch-Up Revenue by (2) the 2021 Target Revenue, by (b) Twenty Million and 00/100 Dollars ($20,000,000.00), rounded up to the nearest whole cent, (ii) minus the 2021 Revenue Amount.

“2022 Catch-Up Revenue” means the sum of (i) the 2021 Revenue plus (ii) the 2022 Revenue up to a maximum amount not to exceed the 2021 Target Revenue.

“2022 Milestone Payment” means (i) such number of shares of Parent’s Common Stock equal to the quotient obtained by dividing (a) the 2022 Catch-Up Amount by (b) the Parent Common Stock Price, plus (ii) such number of shares of Parent’s Common Stock equal to the quotient obtained by dividing (a) the 2022 Revenue Amount by (b) the Parent Common Stock Price, rounded up to the nearest whole share of Parent Common Stock, subject to adjustment pursuant to Section 1.16; provided, however, that such amount shall not in any event exceed the difference of Forty-Five Million and 00/100 Dollars ($45,000,000.00) minus the 2021 Milestone Payment.

“2022 Milestone Payment Date” means the date on which Parent has determined the shares of Parent Common Stock to be issued as the 2022 Milestone Payment; provided, however, that such calculation be made no later than sixty (60) days following the completion of Parent’s 2022 Fiscal Year.

“2022 Revenue” means the revenue of the Surviving Corporation and its Subsidiaries on a consolidated basis for FY 2022, calculated in accordance with GAAP as consistently applied in accordance with the Audited Financial Statements, plus any Revenue Credit.

“2022 Revenue Amount” means the product obtained by multiplying (i) the quotient obtained by dividing (a) the difference of the 2022 Revenue minus the 2022 Catch-Up Revenue by (b) the 2022 Target Revenue, by (ii) Twenty-Five Million and 00/100 Dollars ($25,000,000.00), rounded up to the nearest whole cent.

“2022 Target Revenue” means an amount equal to Ninety-Two Million and 00/100 Dollars ($92,000,000.00).

“2023 Catch-Up Amount” means (i) the product obtained by multiplying (a) the quotient obtained by dividing (1) the 2023 Catch-Up Revenue by (2) the sum of the 2022 Target Revenue plus the 2023 Target Revenue, by (b) Forty-Five Million and 00/100 Dollars ($45,000,000.00), rounded up to the nearest whole cent, (ii) minus the 2021 Revenue Amount, (iii) minus the 2022 Revenue Amount.

“2023 Catch-Up Revenue” means the sum of (i) the 2021 Revenue plus (ii) the 2022 Revenue plus the 2023 Revenue up to a maximum amount not to exceed the sum of the 2021 Target Revenue plus the 2022 Target Revenue.

“2023 Milestone Payment” means (i) such number of shares of Parent’s Common Stock equal to the quotient obtained by dividing (a) the 2023 Catch-Up Amount by (b) the Parent Common Stock Price, plus (ii) such number of shares of Parent’s Common Stock equal to the quotient obtained by dividing (a) the 2023 Revenue Amount by (b) the Parent Common Stock Price, rounded up to the nearest whole share of Parent Common Stock, subject to adjustment pursuant to Section 1.16; provided, however, that such amount shall not in any event exceed the difference of Sixty-Five Million and 00/100 Dollars ($65,000,000.00) minus the 2021 Milestone Payment, minus the 2022 Milestone Payment.

“2023 Milestone Payment Date” means the date on which Parent has determined the shares of Parent Common Stock to be issued as the 2023 Milestone Payment; provided, however, that such calculation be made no later than sixty (60) days following the completion of Parent’s 2023 Fiscal Year.

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“2023 Revenue” means the revenue of the Surviving Corporation and its Subsidiaries on a consolidated basis for FY 2023, calculated in accordance with GAAP as consistently applied in accordance with the Audited Financial Statements, plus any Revenue Credit.

“2023 Revenue Amount” means the product obtained by multiplying (i) the quotient obtained by dividing (a) the difference of the 2023 Revenue minus the 2023 Catch-Up Revenue by (b) the 2023 Target Revenue, by (ii) Twenty Million and 00/100 Dollars ($20,000,000.00), rounded up to the nearest whole cent.

“2023 Target Revenue” means an amount equal to Ninety-Nine Million and 00/100 Dollars ($99,000,000.00).

“Acceleration Event” has the meaning set forth in Section 1.16(g).

“Accredited Investor Certification” means the Accredited Investor Certification substantially in the form of Exhibit G attached hereto.

“Acquisition Proposal” means, with respect to the Company, any agreement, offer, proposal or bona fide indication of interest (other than this Agreement or any other offer, proposal or indication of interest by Parent), or any public announcement of an intention to enter into any such agreement or of (or intention to make) any offer, proposal or bona fide indication of interest, relating to, or involving: (i) any sale, dividend, split or other disposition of any capital stock or other Equity Interests of the Company or any of the Company Subsidiaries or any merger, consolidation, business combination or similar transaction involving the Company or any of the Company Subsidiaries; (ii) any sale, lease, mortgage, pledge, exchange, transfer, license, acquisition or disposition of any material properties or assets of the Company or any of the Company Subsidiaries (including by way of exclusive license or joint venture formation) in any single transaction or series of related transactions (other than in the ordinary course of business consistent with past practice); or (iii) any tender offer (including a self-tender), exchange offer, liquidation, dissolution, liquidation, recapitalization or other significant corporate reorganization of the Company or any of the Company Subsidiaries, or any extraordinary dividend, whether of cash or other property.

“Action” means any claim, action, cause of action, suit, demand, tender of indemnity, complaint, petition, investigation, proceeding, violation notice, notice of liability, enforcement, audit or investigation by or before any Governmental Authority, or any other arbitration, mediation or similar proceeding.

“Additional Consideration” has the meaning set forth in Section 1.6(e).

“Affiliate” means, with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with the first-mentioned Person. For the purposes of this definition, “control,” including the terms “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, as general partner or managing member, by Contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

“Aggregate Consideration” has the meaning set forth in Section 1.6.

“Agreed Amount” has the meaning set forth in Section 7.5(a)(iii).

“Agreement” has the meaning set forth in the Preamble.

“Allocated Portion” of any distribution or Payback Amount means, with respect to each Selling Securityholder, the aggregate amount allocated to shares of Company Common Stock held by such Selling Securityholder.

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“Allocation Certificate” means, with respect to (i) a distribution of the Initial Consideration or any Additional Consideration or (ii) any Payback Amount, a spreadsheet setting forth the Company’s calculations of the following items:

(a) the amount allocated to each share of Company Common Stock calculated in accordance with the Allocation Principles;

(b) the aggregate amount allocated to each Company Stockholder;

(c) in the case of a distribution, the aggregate amount allocated to all Company Stockholders (which amount will be deposited with the Paying Agent for further distribution to the Company Stockholders); and

(d) other breakdown or backup calculations that Parent may reasonably request.

“Allocation Principles” means an allocation in accordance with the Company Charter as set forth below:

(a) the Initial Consideration shall be allocated to each share of Company Common Stock in accordance with the Company Charter and as if the Deemed Consideration at the time of such distribution were the only consideration payable;

(i) any Additional Consideration shall be allocated to each share of Company Common Stock in an amount equal to:

(ii) the aggregate amount that would have been allocable thereto in accordance with the Company Charter if the Deemed Consideration (after giving effect to the availability of such Additional Consideration) at the time of such distribution were the only consideration payable, minus

(iii) an amount equal to (x) the aggregate amount of the Initial Consideration and any Additional Consideration previously allocated thereto minus (y) the aggregate Payback Amount previously allocated thereto.

(b) any Payback Amount shall be allocated as follows: a portion thereof shall be allocated to each share of Company Common Stock in an amount equal to:

(i) an amount equal to (A) the aggregate amount of the Initial Consideration and any Additional Consideration previously allocated thereto minus (B) the aggregate Payback Amount previously allocated thereto, minus

(ii) the aggregate amount that would have been allocable thereto in accordance with the Company Charter if the Deemed Consideration (after giving effect to the reduction by such Payback Amount) at such time were the only consideration payable.

“Ancillary Agreements” means the Stockholder Written Consent, Joinder Agreements, the Escrow Agreement, the Articles of Merger and each of the other agreements, certificates, documents and instruments contemplated hereby and thereby, including all Schedules, Annexes and Exhibits hereto and thereto.

“Annual Financial Statements” means the audited balance sheet of the Company as of December 31, 2019 and 2020, and the related audited statement of operations and statement of cash flows for the twelve-month period ended on such date.

“Applicable Laws” means, with respect to any Person, any Law existing as of the date hereof or as of the Closing applicable to such Person or any of its respective properties, assets, officers, directors, employees, consultants or agents.

“Applicable Parent Accounting Principles” means GAAP as applied in the preparation of the Parent’s historical financial statements.

“Approval” means any approval, authorization, consent, permit, qualification or registration, clearance or any waiver of any of the foregoing, required to be obtained from or made with, or any notice, statement or other communication required to be filed with or delivered to, any Governmental Authority or any other Person, as applicable.

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“Articles of Merger” has the meaning set forth in Section 1.2.

“Assets” of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned, licensed or leased by such Person, including cash, cash equivalents, Investment Assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

“Associate” means, with respect to any Person, any corporation or other business organization of which such Person is an officer or partner or is the beneficial owner, directly or indirectly, of ten percent (10%) or more of any class of equity securities, any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar capacity and any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

“Assumed Liabilities” has the meaning set forth in Section 1.6.

“Assumed Liabilities Shortfall” means the amount by which the aggregate Assumed Liabilities as of the Closing are less than Nine Million and 00/100 Dollars ($9,000,000.00), if any.

“Audited Financial Statements” means the Company’s financial statement that has been prepared in accordance with GAAP and that has been audited by an independent certified public accountant agreeable to Parent, in its reasonable discretion, in accordance with generally accepted auditing standards and includes notes to the financial statement.

“Award Amount” has the meaning set forth in Section 7.5(a)(iv)(A).

“Base Net Working Capital” means Six Hundred Thousand and 00/100 Dollars ($600,000.00).

“Budget” has the meaning set forth in Section 5.20.

“Books and Records” means all files, documents, instruments, papers, books and records, including financial statements, internal reports, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Licenses, customer lists, computer files and programs (including data processing files and records), retrieval programs, operating data and plans and environmental studies and plans.

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of Nevada or New York are authorized or obligated to close.

“Cannabis Approvals” has the meaning set forth in Section 5.7(c).

“Cannabis Licenses” means any temporary, provisional or permanent permit, license, registration, variance, clearance, consent, commission, franchise, exemption, order, authorization, or approval from any Governmental Authority (including without limitation those in the States of California, Michigan, Nevada and Oregon) that regulates the cultivation, manufacture, processing, marketing, sale or distribution of cannabis products, whether for medical or recreational use.

“Capital Commitment” has the meaning set forth in Section 5.20(a).

“Capitalization Table” has the meaning set forth in Section 2.3(c).

“Cash Flow from Operating Activities” means, as of any period of time, the operating income (loss) before depreciation and amortization, excluding impairment charges related to fixed and intangible assets and gains or losses on sale of assets of the Company and all of its subsidiaries during such period of time, calculated on a consolidated basis in accordance with GAAP, and determined by reference to Parent’s audited financial statements for such Fiscal Year. The computation should equal net cash flow provided by operating activities as reflected in the Company’s audited financial statements and does not include the net cash flow from either investing or financing activities.

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“Certificate” has the meaning set forth in Section 1.16(b).

“Charter Documents” means, as applicable, the (a) articles or certificate of incorporation, certificate of formation, articles of organization or certificate of limited partnership and (b) bylaws, limited liability company agreement or limited partnership agreement of any Person, as in effect as of the date hereof.

“Claim Amount” has the meaning set forth in Section 7.5(a)(i).

“Claim Notice” has the meaning set forth in Section 7.5(a)(i).

“Closing” has the meaning set forth in Section 1.2.

“Closing Cash Consideration” means the sum of (i) Thirty-One Million and 00/100 Dollars ($31,000,000.00) plus (ii) the Assumed Liabilities Shortfall, if any.

“Closing Date” has the meaning set forth in Section 1.2.

“Closing Filing” has the meaning set forth in Section 5.6(b).

“Closing Payment Certificate” has the meaning set forth in Section 1.9(a).

“Closing Press Release” has the meaning set forth in Section 5.6(b).

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Company Ancillary Agreement” has the meaning set forth in Section 2.2.

“Company Board” has the meaning set forth in Section 2.2.

“Company Charter” means the Company’s Articles of Incorporation as in effect as of the date hereof.

“Company Common Stock” has the meaning set forth in Section 2.3(a).

“Company Disclosure Schedule” has the meaning set forth in Article 2.

“Company Financials” means the Interim Financial Statements and the Annual Financial Statements.

“Company Material Adverse Effect” means a change, effect, event, occurrence or circumstance, whether known or unknown, that is, individually or in the aggregate, materially adverse to the business, condition (financial or other), operations, results of operations, Assets or Liabilities of the Company and the Company Subsidiaries, taken as a whole; provided, however, that in no event shall any of the following be deemed, either alone or in combination, to constitute, nor shall any of the following be taken into account in determining whether there has been, a Company Material Adverse Effect with respect to such entity (except to the extent, in the case of clauses (i) through (iii) below, they have a disproportionate effect on such entity and the Company Subsidiaries, taken as a whole, as compared to the other companies in the industry in which such entity and its subsidiaries operate): (i) changes in conditions in the U.S. or global economy, capital or financial markets generally, including, without limitation, changes in interest or exchange rates, (ii) changes in legal, tax, regulatory, political or business conditions that, in each case, generally affect the geographic regions or industries in which the Company and the Company Subsidiaries conducts business, (iii) changes in GAAP, (iv) the negotiation, execution, announcement or performance of this Agreement or the transactions contemplated hereby or the consummation of the transactions contemplated by this Agreement, including, without limitation, the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, landlords, tenants, lenders, investors or employees, (v) acts of war, armed hostilities, sabotage or terrorism, or any escalation or worsening of any such acts of war, armed hostilities, sabotage or terrorism that do not disproportionately affect the Company or Company Subsidiaries, (vi) any pandemic, epidemic or any publicly declared health emergency;

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(vii) any action taken by the Company or any Company Subsidiary at the request of Parent or (viii) any failure to meet internal or published projections, estimates or forecasts of revenues, earnings, or other measures of financial or operating performance for any period (provided that the underlying changes, events, circumstances, conditions or effects that contributed to such failure may be being taken into account in determining whether such failure has resulted in a Company Material Adverse Effect).

“Company Note” has the meaning set forth in Section 2.3(i).

“Company Note Payoff Amount” has the meaning set forth in Section 6.2(g)(vi).

“Company-Owned Intellectual Property Rights” means all Intellectual Property and Intellectual Property Rights that are owned or purported to be owned by the Company and each Company Subsidiary, including the Company Registered Intellectual Property.

“Company Products” means all products or service offerings of the Company and each Company Subsidiary that are being marketed, sold, or distributed, including any products or service offerings under development.

“Company Registered Intellectual Property” means all Registered Intellectual Property owned by, filed in the name of, assigned to or applied for by, the Company or any Company Subsidiary.

“Company Stock” has the meaning set forth in Section 1.10(b)(i).

“Company Stockholder” means any holder of Company Common Stock.

“Company Subsidiaries” has the meaning set forth in Section 2.4(a).

“Company Transaction Expenses” means, to the extent unpaid as of the Last Balance Sheet Date and whether or not due and payable as of the Closing or in the future, (a) all fees, costs and expenses (including, fees, costs and expenses of legal counsel, investment bankers, brokers or other representatives and consultants and appraisal fees, costs and expenses) incurred by the Company, any Company Subsidiary, or any stockholder of the Company (to the extent that the Company is responsible for the payment thereof) in connection with the negotiation and execution of this Agreement and the Ancillary Agreements, the performance of its obligations hereunder and thereunder, and the consummation of the Transactions; (b) any such amounts required to be paid to any third party in connection with obtaining any consent, waiver or approval required to be obtained in connection with the consummation of the Transactions, other than those that are to be borne by Parent pursuant to the terms of this Agreement); and (c) all amounts (excluding any associated withholding) payable by the Company or any Company Subsidiary, solely or partially as a result of the consummation of the Transactions or a termination of employment or engagement that occurs on or prior to the Closing, pursuant to any Contract or Applicable Laws and any payments under any “change of control,” retention, bonus, termination, compensation, severance or other similar arrangements payable to any current or former or retired employee, director, consultant or independent contractor of the Company or any Company Subsidiary or the beneficiary or dependent of such Person (including severance and similar payments that are subject to “single trigger” or “double trigger” payment conditions requiring a “change of control” and cash payments contemplated in Section 5.13(c)).

“Confidentiality Agreement” has the meaning set forth in Section 5.4.

“Continuing Personnel” has the meaning set forth in Section 5.13(a).

“Contract” means any written, oral or other agreement, contract, subcontract, settlement agreement, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding, commitment, arrangement, or undertaking of any nature, whether express or implied, in each case as amended and supplemented from time to time.

“Data Room” means the virtual data room managed by the Company in connection with the Transactions.

“Deductible” has the meaning set forth in Section 7.2(b)(i).

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“Deemed Consideration” at any time means (i) the Initial Consideration, plus (ii) the aggregate amount of Additional Consideration paid or payable as of such time, and minus (iii) the aggregate Payback Amount paid or payable as of such time.

“Deposit Materials” means any Intellectual Property relating to any Company Product, including Software source code that has been disclosed or delivered to a third-party technology escrow agent or company.

“DGCL” has the meaning set forth in the Recitals.

“Dissenting Share Payments” has the meaning set forth in Section 1.8(c).

“Dissenting Shares” means any shares of Company Common Stock that are held by a Company Stockholder immediately prior to the Effective Time and in respect of which appraisal rights have been perfected in accordance with the NRS in connection with the Merger and have not been effectively withdraw or lose (through failure to perfect or otherwise).

“Earnout Payment” has the meaning set forth in Section 1.16(a).

“Effective Time” has the meaning set forth in Section 1.2.

“Employment Agreements” has the meaning set forth in the Recitals.

“Environmental Claim” means any claim, action, cause of action, investigation or notice (written or oral) by any person or entity alleging potential Liability (including potential Liability for investigatory costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (a) the presence, release or threatened release of any hazardous materials or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

“Environmental Law” means any federal, state, local or foreign environmental, health and safety worker safety, or other Applicable Laws (including common law) relating to hazardous materials, or pertaining to restrictions on hazardous materials in products, requirements to take-back or recycle used products or wastes, or product packaging or labeling.

“Equity Interest” means any share, capital stock, partnership, member or similar interest in any entity, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable into such.

“Equityholder Matter” means any Dissenting Share Payments and any Losses related thereto or arising therefrom.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means with respect to the Company, each Company Subsidiary and any trade or business (whether or not incorporated) which is treated as a single employer with the Company within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“Escrow Agent” means Continental Stock Transfer & Trust Company, or such other Person as Parent and Company may mutually agree.

“Escrow Agreement” means the agreement in substantially the form attached as Exhibit F.

“Escrow Amount” means Three Million and 00/100 Dollars ($3,000,000.00).

“Escrow Fund” means the escrow fund established by deposit of the Escrow Amount with the Escrow Agent in accordance with the terms of this Agreement.

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“Estimated Closing Net Working Capital” has the meaning set forth in Section 1.13(a).

“Executives” has the meaning set forth in Section 7.6.

“Expense Amount” means Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00).

“Expense Fund” means the expense fund established by deposit of the Expense Amount with the Selling Securityholders’ Representative in accordance with the terms of this Agreement.

“Expiration Date” has the meaning set forth in Section 7.1.

“Expiration Date Retained Escrow Amount” has the meaning set forth in Section 7.5(a)(vi).

“Federal Cannabis Laws” means any U.S. federal laws, civil, criminal or otherwise, as such relate, either directly or indirectly, to the cultivation, harvesting, production, distribution, sale and possession of cannabis, marijuana or related substances or products containing or relating to the same, including, without limitation, the prohibition on drug trafficking under 21 U.S.C. § 841(a), et seq., the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957, and 1960 and the regulations and rules promulgated under any of the foregoing.

“Final Closing Net Working Capital” has the meaning set forth in Section 1.13(b)(i).

“FIRPTA Certificate” has the meaning set forth in Section 5.8.

“FIRPTA Notice” has the meaning set forth in Section 5.8.

“Fiscal Year” or “FY” means, for any particular year the 12-month period beginning on January 1 and ending on December 31 of such year.

“Fundamental Representations” has the meaning set forth in Section 7.2(b)(ii).

“GAAP” means generally accepted accounting principles in the United States, as in effect from time to time.

“General Cap” has the meaning set forth in Section 7.2(b)(iii).

“Governmental Authority” means any governmental authority, quasi-governmental authority (including, but not limited to the Securities and Exchange Commission), court, tribunal, arbitral or judicial body (including any grand jury), arbitrator, authority, agency, bureau, board, commission, department, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, province, county, city or other political subdivision, and shall include any stock exchange, quotation service, the New York Stock Exchange and NASDAQ.

“Harmful Code” means any program, routine, device or other feature, such as but not limited to any “back door,” “drop dead device,” “Trojan Horse,” “virus,” “worm,” “spyware,” or “adware” (as such terms are commonly understood in the technology industry) or any other code designed or intended to have, or capable of performing or facilitating, any of the following functions: (a) disrupting, disabling, harming, or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed; or (b) compromising the privacy or data security of a user or damaging or destroying any data or file without the user’s consent.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act, as amended.

“Identified Employees” shall mean the employees of the Company listed in Schedule A-1.

“Inbound License” has the meaning set forth in Section 2.19(c).

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“Indebtedness” means each of the following, whether or not contingent or due and payable: (i) indebtedness of the Company or any of the Company Subsidiaries for borrowed money, including all convertible debt, bridge loans, and all debt that becomes due and payable solely or partially as a result of the Transactions; (ii) obligations of the Company or any of the Company Subsidiaries evidenced by bonds, debentures, notes or other similar instruments; (iii) obligations of the Company or any of the Company Subsidiaries in respect of letters of credit or other similar instruments (or reimbursement agreements in respect thereof) or banker’s acceptances; (iv) obligations of the Company or any of the Company Subsidiaries to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than three (3) months after the date of placing such property in service or taking delivery thereof and title thereto or the completion of such services; (v) capitalized lease obligations of the Company or any of its Subsidiaries; (vi) indebtedness of third parties which is either guaranteed by the Company or any of the Company Subsidiaries or secured by a Lien on the assets of the Company or any of the Company Subsidiaries; (vii) any accounts payable of the Company or any of the Company Subsidiaries that are overdue more than three (3) months; (viii) any acceleration, termination fees, pre-payment fees, balloons or similar payments on any of the foregoing in connection with the termination thereof; and (ix) all accrued interest on any of the foregoing.

“Indemnification Claim” has the meaning set forth in Section 7.1(c).

“Indemnity Cap” has the meaning set forth in Section 7.2(b)(iv).

“Independent Accountant” has the meaning set forth in Section 1.13(b)(i).

“Independent Contractor” has the meaning set forth in Section 2.19(l).

“Information Statement” has the meaning set forth in Section 5.2(a)(ii).

“Initial Consideration” has the meaning set forth in Section 1.6(a).

“Intellectual Property” means any and all technology, Software, technical documentation, specifications, designs, bills of material, build instructions, test reports, schematics, algorithms, application programming interfaces, user interfaces, routines, formulae, tools, databases, lab notebooks, invention disclosures, materials, inventions (whether patentable or not), improvements, trade secrets, proprietary information, know-how, databases and data collections, invention disclosures, technical data and customer lists, customer contact information, customer correspondence and customer licensing and purchasing histories, business plans, product roadmaps, works of authorship, and documentation relating to any of the foregoing, and any other tangible embodiments of Intellectual Property Rights, whether in electronic, written or other form.

“Intellectual Property Rights” means any or all of the following and all worldwide common law and statutory rights in, arising out of, or associated therewith: (i) United States and foreign patents and utility models and applications therefor and all reissues, divisions, reexaminations, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) rights in trade secrets, confidential information, or proprietary information related to Intellectual Property; (iii) copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) rights in domain names and uniform resource locators; (v) rights in industrial designs; (vi) rights in trademark and service mark registrations and applications for registration therefor, trade names, logos, common law trademarks and service marks, and related goodwill; (vii) all rights in databases and data collections; (viii) all moral and economic rights of authors and inventors, however denominated; and (ix) any similar or equivalent rights to any of the foregoing.

“Interim Financial Statements” means the unaudited balance sheet of the Company as of January 31, 2021, and the related unaudited statement of operations and statement of cash flows for the one (1) month period ended on such date.

“Investment Assets” means all debentures, notes and other evidences of Indebtedness, stocks, securities (including rights to purchase and securities convertible into or exchangeable for other securities), interests in joint ventures and general and limited partnerships, mortgage loans and other investment or portfolio assets owned of record or beneficially by the Company.

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“IP Representations” has the meaning set forth in Section 7.1(a).

“IRS” means the United States Internal Revenue Service or any successor entity.

“Joinder Agreement” has the meaning set forth in the in Recitals.

“knowledge of the Company” or similar phrase means the actual knowledge of a particular fact, circumstance, event or other matter in question of any of the individuals set forth in Schedule A-2. Any such Person will be deemed to have knowledge of a particular fact, circumstance, event or other matter if such Person would reasonably be expected to obtain such knowledge while performing his or her duties to the Company and/or the Company Subsidiaries, as applicable.

“knowledge of the Parent” or similar phrase means the actual knowledge of a particular fact, circumstance, event or other matter in question of any of the individuals set forth in Schedule A-3. Any such Person will be deemed to have knowledge of a particular fact, circumstance, event or other matter if such Person would reasonably be expected to obtain such knowledge while performing his or her duties to Parent and/or Merger Sub, as applicable.

“Last Balance Sheet” means the consolidated balance sheet of the Company as of the Last Balance Sheet Date and included in the Company Financials.

“Last Balance Sheet Date” means January 31, 2021.

“Law” or “Laws” means any law, statute, Order, decree, consent decree, judgment, rule, regulation, ordinance or other pronouncement, including any successor provisions thereof, having the effect of law whether in the United States, any foreign country, or any domestic or foreign state, province, county, city or other political subdivision or of any Governmental Authority.

“Leased Real Property” has the meaning set forth in Section 2.16(a).

“Letter of Transmittal” has the meaning set forth in Section 1.10(b)(i).

“Liability” means all Indebtedness, obligations and other liabilities of a Person, whether absolute or contingent (or based upon any contingency), known or unknown, fixed or otherwise, liquidated or unliquidated, secured or unsecured, joint or several, vested or unvested, due or to become due, whether or not accrued or paid, executory, determined, determinable or otherwise and whether required or not required to be reflected in financial statements under GAAP or the Company’s applicable accounting principles.

“License” means any Contract, commitment, agreement or other arrangement that grants a Person the right to use, practice or otherwise enjoy the benefits of any Intellectual Property or Intellectual Property Rights (including any covenants not to sue or non-assertion covenants with respect to any Intellectual Property Rights).

“Lien” means any mortgage, pledge, assessment, security interest, lease, lien, easement, license, covenant, condition, levy, charge, option, equity, adverse claim or restriction or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing, except for a Permitted Encumbrance or restrictions on transfer generally arising under any applicable federal or state securities Law.

“Litigated Dispute” has the meaning set forth in Section 7.5(a)(iv).

“Loss” or “Losses” means any and all direct out of pocket losses in connection with any deficiencies, judgments, settlements, Action, assessments, Liabilities, losses, damages, interest, fines, penalties, Taxes, costs, charges, assessments, defaults and other losses, whether arising from a Third Party Claim or otherwise, and fees and expenses (including legal, accounting and other costs and expenses of professionals) incurred in connection with investigating, defending, settling or otherwise satisfying any of the foregoing or matters arising out of or relating to the foregoing, and in seeking indemnification, compensation or reimbursement therefor, and interest on any of the foregoing from the date incurred until paid at the prime rate published from time to time by the Wall Street Journal. For the avoidance of doubt Losses shall not include any indirect, incidental, consequential or punitive damages or diminution in value or lost profits.

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“Loss Amounts” means any recoverable Losses that are determined by an agreement, a settlement or a court judgment or award (regardless of whether the court judgment or award is or may be appealable) binding on the Selling Securityholders’ Representative (in respect of the Selling Securityholders) and Parent in accordance with Article 7.

“Material Contracts” has the meaning set forth in Section 2.20(a).

“Maximum Cap” has the meaning set forth in Section 7.2(b)(iv).

“Merger” has the meaning set forth in the Recitals.

“Merger Sub” has the meaning set forth in the Preamble.

“Milestone Payment Threshold” means that, for the 2021 Fiscal Year, the 2022 Fiscal Year, or the 2023 Fiscal Year, as applicable, the Surviving Company’s Cash Flow from Operating Activities for such Fiscal Year is greater than Zero Dollars ($0).

“Missouri Option” means that certain Option to Purchase dated on or about the date hereof by and between Parent and RMC MO Management, LLC.

“Nasdaq” means The Nasdaq Stock Market LLC.

“NevadaPure” means NevadaPure LLC, a Nevada limited liability company.

“Net Working Capital” means, as of any date, the excess of the current assets of the Company (excluding any deferred Tax assets of the Company) over the current liabilities of the Company, including any payroll or employment taxes incurred by the Company on or prior to the Closing Date (and excluding (i) any deferred Tax liabilities of the Company, (ii) the current portion of any Indebtedness of the Company, and (iii) any Transaction Expenses), in each case as reflected on the balance sheet of the Company as of such date and as calculated in accordance with GAAP, as consistently applied by the Company in accordance with past practices.

“Non-Competition Agreements” has the meaning set forth in the Recitals.

“Notifying Party” has the meaning set forth in Section 7.5(a).

“Objection Notice” has the meaning set forth in Section 7.5(a)(ii).

“Off-the-Shelf Software” means software, other than Open Source Materials, that (i) is generally commercially available from a third party under a standard non-exclusive end-user license, (ii) is and has not been distributed with or incorporated in any Company Product, (iii) is and has been used exclusively for internal purposes, and (iv) was licensed to Company or a Company Subsidiary on a perpetual, non-exclusive basis (a) for all users and work stations of the Company or a Company Subsidiary for fixed payments of less than One Hundred Thousand and 00/100 Dollars ($100,000.00) in the aggregate, or (b) for a single user or work station of the Company or a Company Subsidiary for fixed payments of less than Ten Thousand and 00/100 Dollars ($10,000.00) in the aggregate.

“Offerees” means the employees and independent contractors of the Company and its Subsidiaries to whom offers of continued employment or continued engagement, as applicable, were made by a Parent Employer (excluding the Identified Employees).

“Open Source License” means any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), or any substantially similar license, including but not limited to any license approved by the Open Source Initiative, or any Creative Commons License. For avoidance of doubt, Open Source Licenses include without limitation Copyleft Licenses.

“Open Source Materials” means any Software or other Intellectual Property subject to an Open Source License.

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“Option” with respect to any Person means any security, right, subscription, warrant, option, “phantom” stock right or other Contract that gives the right to (a) purchase or otherwise receive or be issued any shares of capital stock or other Equity Interests of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock or other Equity Interests of such Person or (b) receive any benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock or other Equity Interests of such Person, including any rights to participate in the equity, income or election of directors or officers of such Person.

“Order” means any writ, judgment, decree, injunction or similar order of any Governmental Authority (in each such case whether preliminary or final).

“Outbound License” has the meaning set forth in Section 2.19(c).

“Parachute Payment Waiver” has the meaning set forth in Section 5.14(a).

“Parent” has the meaning set forth in the Preamble.

“Parent Common Stock Price” means the volume weighted average price per share of Parent Common Stock (rounded down to the nearest cent) on Nasdaq, or such other exchange on which Parent Common Stock is then listed or quoted on, for the ten (10) consecutive trading days ending on (and including) the last full trading day immediately prior to, as applicable, (1) the 2021 Milestone Payment Date, (2) the 2022 Milestone Payment Date, or (3) the 2023 Milestone Payment Date, as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed by Parent and the Company.

“Parent Disclosure Schedule” has the meaning set forth in Article 3.

“Parent Employer” has the meaning set forth in Section 5.13(a).

“Parent Indemnitees” has the meaning set forth in Section 7.2(a).

“Parent Material Adverse Effect” means (i) a change, effect, event, occurrence or circumstance, whether known or unknown, that is, or is reasonably likely to, individually or in the aggregate, be, materially adverse to the business, condition (financial or other), operations, results of operations, Assets or Liabilities of Parent and its subsidiaries, taken as a whole, or (ii) a change, effect, event, occurrence or circumstance that is materially adverse to the Parent’s ability to consummate the Transactions.

“Parent Redeemable Warrants” has the meaning set forth in Section 5.19.

“Payback Amount” means any amount due to Parent or Parent Indemnitees, as applicable, on account of (i) a negative difference between the Estimated Closing Net Working Capital, as determined in accordance with Section 1.13, and the Base Net Working Capital or (ii) indemnity payments pursuant to Section 7.5(a)(v), to the extent not otherwise paid from the Escrow Fund or offset against any Earnout Payment.

“Paying Agent” means the Escrow Agent.

“Per Share Additional Consideration” for any share of Company Common Stock means with respect to any Additional Consideration, the portion of the Additional Consideration allocated to such share in accordance with the Allocation Principles and as set forth in the Allocation Certificate for such Additional Consideration.

“Per Share Initial Consideration” for any share of Company Common Stock means the portion of the Initial Consideration allocated to such share in accordance with the Allocation Principles and as set forth in the Allocation Certificate for the Initial Consideration.

“Permits” has the meaning set forth in Section 2.13(b).

“Permitted Encumbrance” means (i) any statutory lien for Taxes (a) not yet due and payable or (b) the validity or amount of which is being contested in good faith by appropriate proceedings; provided, that in the case of clause (b), adequate reserves have been established therefor on the Company Financials; (ii) any mechanics’, carriers’, workers’, repairers’ or other similar lien arising or incurred in the ordinary course of business relating to obligations as to which

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there is no default on the part of the Company (or Company Subsidiary) or the validity or amount of which is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been established therefor on a basis consistent with prior periods and are reflected on the Company Financials; (iii) any pledge, deposit or other lien securing the performance of bids, trade contracts, leases or statutory obligations (including workers’ compensation, unemployment insurance or other social security legislation); and (iv) with respect to any real property leased by the Company (a) any encumbrance on leases, subleases, easements, licenses, rights of use, rights to access and rights of way arising therefrom or benefiting or created by any superior estate, right or interest, (b) any encumbrance that would be set forth in any title policies, endorsements, title commitments, title certificates and/or title reports and any zoning, entitlement, conservation restriction and other land use and environmental regulations by Governmental Authorities, and (c) any minor encroachment; provided, however, that none of the foregoing encumbrances or encroachments described in clause (iv) does, or would reasonably be expected to, individually or in the aggregate, impair, in any material respect, the continued use and operation of the property to which they relate in the Company’s business.

“Person” means the meaning given to such term in the Securities Act.

“Personal Information” means any information in the possession of the Company about an identifiable individual other than the name, title or business address or telephone number of an employee.

“Plan” means any of the following which covers current or former employees, directors or consultants of the Company or any Company Subsidiary: (i) each employment, consulting, noncompetition, nondisclosure, non-solicitation, severance, termination, pension, retirement, supplemental retirement, excess benefit, profit sharing, bonus, incentive, deferred compensation, retention, transaction and change in control plan, program, arrangement, agreement, policy or commitment, (ii) each stock option, restricted stock, deferred stock, performance stock, stock appreciation, stock unit or other equity or equity-based plan, program, arrangement, agreement, policy or commitment, (iii) each savings, life, health, disability, accident, medical, dental, vision, cafeteria, insurance, flex spending, adoption/dependent/employee assistance, tuition, vacation, paid-time-off, other welfare fringe benefit and other employee compensation plan, program, arrangement, agreement, policy or commitment, including in each case, each “employee benefit plan” as defined in Section 3(3) of ERISA and any trust, escrow, funding, insurance or other agreement related to any of the foregoing.

“Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date.

“Principal Stockholders” has the meaning set forth in Section 2.6(c).

“Privacy Policies” has the meaning set forth in Section 2.19(r).

“Products Liability Event” shall mean any accident, happening or event which occurs or has occurred at any time on or prior to the Closing Date that is caused or allegedly caused by any hazard or defect in manufacture, design, materials or workmanship including any failure or alleged failure to warn or any breach or alleged breach of express or implied warranties or representations with respect to a product manufactured, shipped, sold or delivered by or on behalf of the Company or any Company Subsidiary which results or is alleged to have resulted in injury or death to any Person or damage to or destruction of property (including damage to or destruction of the product itself) or other consequential damages, at any time.

“PTO” means the United States Patent and Trademark Office.

“Recall” shall mean a product recall, market withdrawal, rework or post sale warning or similar action.

“Registered Intellectual Property” shall mean all United States Intellectual Property Rights that have been recorded or registered in any applicable jurisdiction or are otherwise the subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any Governmental Authority.

“Related Persons” has the meaning given to such term under the Securities Act.

“Related Parties” has the meaning set forth in Section 2.22.

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“Representation Breach Claim” has the meaning set forth in Section 7.2(a)(i).

“Representatives” means, with respect to a Person, its Affiliates and its and their respective officers, directors (or members of any governing body), equityholders, managers, principals, Associates, attorneys, financial advisers, auditors, and other representatives and agents.

“Requisite Stockholder Vote” has the meaning set forth in Section 2.6(b).

“Revenue Credit” has the meaning set forth in Section 5.20(b).

“Revenue Forecast” means that certain schedule of revenues to be delivered by the Company to Parent attributable to the geographies that are forecasted to result from the investment of the Capital Commitment in accordance with the Budget.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations.

“Selling Securityholders” means each Company Stockholder that does not perfect such holder’s appraisal rights under the NRS and is entitled to receive cash consideration pursuant to Section 1.7(a).

“Selling Securityholders’ Representative” has the meaning set forth in the Preamble.

“Significant Distributors” has the meaning set forth in Section 2.25(a).

“Significant Suppliers” has the meaning set forth in Section 2.25(b).

“Signing Filing” has the meaning set forth in Section 5.6(b).

“Signing Press Release” has the meaning set forth in Section 5.6(b).

“Software” means computer software, firmware, programs and databases in any form, including Internet web sites, web content and links, source code, executable code, tools, developers kits, utilities, graphical user interfaces, menus, images, icons, and forms, and all versions, updates, corrections, enhancements and modifications thereof, and all related documentation, developer notes, comments and annotations related thereto.

“Stipulated Amount” has the meaning set forth in Section 7.5(a)(ii).

“Stockholder Written Consent” has the meaning set forth in the Recitals.

“Straddle Period” means any Tax period beginning on or before and ending after the Closing Date.

“Subsidiary” means any Person, whether or not existing on the date hereof, in which the Company or Parent, as the context requires, directly or indirectly through subsidiaries or otherwise, beneficially owns at least fifty percent (50%) of either the equity interest, or voting power of or in such Person.

“Surviving Corporation” has the meaning set forth in Section 1.1.

“Systems” means the computer, information technology, telecommunications and data processing assets, systems, equipment, facilities and services used by or for the Company and Company Subsidiaries, including all Software, hardware, servers, sites, circuits, networks, data communications lines, routers hubs, switches, interfaces, websites, communications facilities, platforms, technology, and related systems and services, whether outsourced, cloud-based or otherwise.

Annex D-68

“Takeover Statute” means a “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation, including Section 203 of the DGCL or NRS 78.378-78.3793, as applicable.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, branch profits, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, escheat, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, ad valorem, value added, capital gain, alternative or add-on minimum or estimated tax or other tax of any kind whatsoever, and any other levy, impost, contribution, duty, liability or charge in the nature of tax of any kind whatsoever, including related withholdings or deductions of any nature and including any interest, penalty, charge, fine or addition thereto, whether disputed or not.

“Tax Authority” means any taxing or other governmental agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

“Tax Matter” has the meaning set forth in Section 5.12(e)(i).

“Tax Return” means any return, report, information return, estimated return, schedule, certificate, statement or other document (including (i) any amendments or supplements thereto, or (ii) any related or supporting information) filed or required to be filed with, or, where none is required to be filed with a Tax Authority, the statement or other document issued by, a Tax Authority in connection with any Tax.

“Third Party Claim” has the meaning set forth in Section 7.5(b)(i).

“Transactions” means the transactions contemplated by this Agreement and the Ancillary Agreements.

“Transfer Taxes” has the meaning set forth in Section 5.12(f).

“Trust Account” means the trust account in the principal amount of One Hundred Seventy-Two Million Five Hundred Thousand Dollars ($172,500,000) established by Parent in connection with its initial public offering and managed by the Paying Agent.

“Unresolved Claims” has the meaning set forth in Section 7.5(a)(vi).

“Willful Breach” shall mean, with respect to any representation, warranty, agreement or covenant, an action or omission that the breaching party knows is or would constitute a breach of such representation, warranty, agreement or covenant.

10.2 Construction. Unless the context of this Agreement otherwise requires, (i) words of either gender or the neuter include the other gender and the neuter, (ii) words using the singular number also include the plural number and words using the plural number also include the singular number, (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement as a whole and not to any particular Article, Section or other subdivision, (iv) the terms “Article” or “Section” or other subdivision refer to the specified Article, Section or other subdivision of the body of this Agreement, (v) the phrases “ordinary course of business” and “ordinary course of business consistent with past practice” refer to the business and practice of the Company, (vi) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” (vii) when a reference is made in this Agreement to Exhibits or Schedules, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated, and (viii) when a statement herein with respect to a particular matter is qualified by the phrase “in all material respects,” materiality shall be determined solely by reference to, and solely within the context of, the specified matter and not with respect to the entirety of this Agreement or the entirety of the Transactions. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. When used herein, the terms “party” or “parties” refer to Parent, on the one hand, and the Company, on the other, and the terms “third party” or “third parties” refers to Persons other than Parent or the Company. When used herein, all references to $ or dollars shall mean the legal currency of the United States.

[SIGNATURE PAGE FOLLOWS]

Annex D-69

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives, all as of the date first written above.

PARENT
GREENROSE ACQUISITION CORP.
By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Chief Executive Officer
MERGER SUB
GNRS NV MERGER SUB, INC.
By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Chief Executive Officer

COMPANY
SHANGO HOLDINGS INC.
By:	/s/ Gary Rexroad
Name:	Gary Rexroad
Title:	Chief Executive Officer
SELLING SECURITYHOLDERS’ REPRESENTATIVE
GARY REXROAD
/s/ Gary Rexroad

[SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

Annex D-70

Exhibit A-1

Form of Joinder Agreement

Annex D-71

Joinder Agreement

to

Agreement and Plan of Merger

Reference is hereby made to that certain Agreement and Plan of Merger (the “Agreement”) dated as of March ___, 2021, by and among Greenrose Acquisition Corp., a Delaware corporation (“Parent”), GNRS NV Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of Parent (“Merger Sub”), Shango Holdings Inc., a Nevada corporation (the “Company”), and Gary Rexroad, an individual and solely in his capacity as the representative of the Selling Securityholders (the “Selling Securityholders’ Representative”) (capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement).

The undersigned hereby acknowledges the following:

1.      The Written Consent, attached hereto as Exhibit A, is hereby incorporated by reference to this Joinder Agreement.

2.      The undersigned hereby waives any rights of pre-emption, purchase option rights, investors’ rights, transfer restriction rights, rights of first notice, negotiation, offer or refusal, rights of approval or other similar rights or restrictions in connection with the Transactions under Applicable Laws, the Company Charter, the bylaws of the Company, applicable Contracts and otherwise.

3.      The undersigned has received and reviewed the Agreement. The undersigned hereby specifically accepts, adopts and agrees to be bound by and comply with all applicable provisions of the Agreement, including the indemnification obligations hereunder, as though a party hereto. The undersigned hereby joins in and executes the Agreement, hereby authorizing executed copies of this Joinder Agreement to be attached to the Agreement or any amendments thereto for the purpose of evidencing the undersigned’s adoption of the Agreement or for any other purpose set forth in the Agreement.

4.      The undersigned hereby appoints Gary Rexroad as the initial Selling Securityholders’ Representative for the purposes set forth in the Agreement.

[Signature page to follow]

Annex D-72

IN WITNESS WHEREOF, this Joinder Agreement has been duly executed by the parties hereto as of the day and year set forth below.

IF AN INDIVIDUAL:

By:	DATE:
Print Name:

IF AN ENTITY:

(Entity Name)

By:	DATE:
Print Name:
Title:

Annex D-73

Exhibit A-2

Form of Stockholder Written Consent

Annex D-74

ACTION BY

Written Consent
of the STOCKHOLDERS of
SHANGO HOLDINGS, INC.,

a Nevada corporation

The undersigned, being holders of not less than a majority of the outstanding shares of the Common Stock (the “Common Stock”) of Shango Holdings, Inc., a Nevada corporation (the “Company”), and acting pursuant to Sections 78.320 and 78.565 of the Nevada Revised Statutes (the “NRS”) and the Company’s Bylaws, do hereby adopt the following resolutions by written consent, which shall have the same force and effect as if adopted at a special meeting of the stockholders of the Company (the “Stockholders”) duly called and held for the purpose of acting upon proposals to adopt such resolutions in accordance with the NRS. A copy of this consent shall be filed with the minutes of the Stockholders:

Approval of MERGER agreement and related actions

WHEREAS, the Company’s Board of Directors (the “Board”) has unanimously approved an Agreement and Plan of Merger to be entered into by and among the Company, Greenrose Acquisition Corp., a Delaware corporation (“Parent”), GNRS NV Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of Parent (“Merger Sub”), and the Selling Securityholders’ Representative (as defined therein, the “Representative”), including all exhibits and schedules attached thereto, in substantially the form attached as Exhibit A to that certain Confidential Information Statement which accompanied this written consent (the “Merger Agreement”), pursuant to which the Company will be merged with and into Merger Sub, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”);

WHEREAS, the Board declared the Merger Agreement and the Merger fair to, and in the best interests of, the Company and its Stockholders, and has adopted and approved the Merger Agreement, the Merger and the transactions contemplated thereby upon the terms and subject to the conditions set forth in the Merger Agreement, and has resolved to submit to, and unanimously recommend the adoption and approval of the Merger Agreement, the Merger and the transactions contemplated thereby, as more specifically described in that certain Confidential Information Statement which accompanied this written consent (the “Information Statement”), by, the Stockholders of the Company; and

WHEREAS, each of the undersigned Stockholders (i) acknowledges receipt of a copy of the Information Statement and the Merger Agreement and acknowledges that he, she or it has had the opportunity to ask the Company questions and to receive answers regarding the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, (ii) has been urged to consult with his, her or its own legal, tax and/or financial advisor(s) regarding the consequences to him, her or it of the Merger and the Merger Agreement, and the execution of this Action by Written Consent of the Stockholders, (iii) believes he, she or it has received all information necessary to provide an informed consent of the Merger Agreement and the transactions contemplated thereby, (iv) has reviewed and understands the Merger Agreement and this Action by Written Consent of the Stockholders, and deems approving the Merger and the Merger Agreement to be in the best interests of such Stockholder and the Company, and (v) is competent to execute this Action by Written Consent of the Stockholders free from coercion, duress or undue influence.

NOW, THEREFORE, BE IT RESOLVED, that the Merger Agreement and the exhibits and schedules attached thereto, in substantially the forms attached as Exhibit A to the Information Statement, and the transactions and agreements contemplated thereby, including the apportionment of the Aggregate Consideration (as defined in the Merger Agreement) pursuant to Article 1 of the Merger Agreement and the indemnification obligations of the Stockholders pursuant to Article 8 of the Merger Agreement, are hereby adopted, ratified and approved, and the undersigned Stockholders irrevocably consent to be bound by the indemnification and other obligations of the Selling Securityholders (as defined in the Merger Agreement) set forth in the Merger Agreement, including without limitation, those set forth in Article 8 thereof; and

RESOLVED FURTHER, that the Merger be, and it hereby is, authorized, approved and consented to in all respects.

Annex D-75

WAIVER OF DISSENTERS’ RIGHTS

WHEREAS, a Stockholder of the Company who does not vote in favor of the Merger and is in compliance with all the provisions of the NRS relating to dissenters’ rights, may, under certain circumstances by following procedures prescribed by the NRS, exercise dissenters’ rights to receive cash in an amount equal to the “fair market value” of such shares of the Company’s Common Stock as to which such Stockholder has exercised such dissenters’ rights.

NOW, THEREFORE, BE IT RESOLVED, that the undersigned hereby acknowledges that he, she or it is aware of the undersigned’s rights to dissent to the Merger in accordance with the NRS, and that by signing this written consent, the undersigned irrevocably waives his, her or its dissenters’ rights for such shares in accordance with the NRS with respect to the Merger.

WAIVER OF NOTICE

RESOLVED, that the undersigned Stockholders hereby waive any and all notice or consent requirements, as well as any right of first refusal, tag-along rights and other similar rights, that may be applicable to, or triggered by, the Merger, the Merger Agreement and any of the transactions contemplated therein that are contained in the Company’s current articles of incorporation, the bylaws, in any contract between the Company and/or its subsidiaries, on the one hand, and the undersigned, on the other hand, or under applicable law.

APPOINTMENT OF REPRESENTATIVE; EXPENSE FUND

WHEREAS, under the terms of the Merger Agreement Brandon Rexroad shall act on behalf of the Selling Securityholders as the Representative;

WHEREAS, in connection with the Merger and subject to the terms and conditions of the Merger Agreement, at the closing of the Merger Agreement $250,000.00 (the “Expense Fund Amount”) of the consideration payable to the Selling Securityholders shall be wired by Parent to the Representative to be held by the Representative in a segregated account to be used for the purpose of paying directly or reimbursing the Representative for any Representative Expenses incurred pursuant to the Merger Agreement; and

WHEREAS, as soon as reasonably determined by the Representative that the Expense Fund Amount is no longer required to be withheld, the remaining Expense Fund Amount (if any) shall be distributed to the Company’s Selling Securityholders in accordance with the Merger Agreement.

NOW, THEREFORE, BE IT RESOLVED, that the appointment of Brandon Rexroad as the Representative to act on behalf of the Selling Securityholders in accordance with the terms, provisions and powers set forth in the Merger Agreement be, and hereby is, acknowledged, ratified and approved;

RESOLVED FURTHER, that the Representative is authorized to execute and deliver all documents and to take all actions which he deems necessary or advisable to effect his duties pursuant to the Merger Agreement and any other transaction documents;

RESOLVED FURTHER, that the obligation of the Selling Securityholders to indemnify the Representative and hold the Representative harmless against any loss, liability or expense incurred in good faith on the part of the Representative and arising out of or in connection with the acceptance or administration of its duties as Representative, on the terms and subject to the conditions set forth in the Merger Agreement be, and hereby is, authorized, confirmed and approved in all respects;

RESOLVED FURTHER, that all actions, notices, communications and determinations given or made by the Representative in connection with the Merger Agreement shall be deemed to have been authorized by, and shall be binding upon, any and all Selling Securityholders, and no Selling Securityholder shall have the right to object, dissent, protest or otherwise contest the same; and

RESOLVED FURTHER, that the creation of the Expense Fund, as well as the contributions to and the distributions from the Expense Fund, in accordance with the Merger Agreement to pay any expenses arising in connection with the administration of Representative’s duties under the Merger Agreement after the closing of the Merger Agreement and the indemnification of the Representative in accordance with Merger Agreement, be, and hereby is, acknowledged, ratified and approved.

[SIGNATURE PAGE FOLLOWS]

Annex D-76

IN WITNESS WHEREOF, the undersigned, voting all of the shares of the Company’s capital stock held of record by him, her or it in favor of the resolutions set forth above has executed this Written Consent of the Stockholders as of the date set forth below. This written consent may be executed in two or more counterparts and delivered by facsimile or other electronic transmission (including DocuSign), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

By:
Name:
Title:

Date
Annex D-77

Exhibit B

Form of Articles of Merger

Annex D-78

Exhibit C

Form of Parent Officer’s Certificate

Annex D-79

GREENROSE ACQUISITION CORP.

OFFICER’S CERTIFICATE

_________________, 2021

This Officer’s Certificate is delivered pursuant to Section 6.3(d) of that certain Agreement and Plan of Merger, dated as of March 12, 2021 (the “Agreement”), by and among Shango Holdings Inc., a Nevada corporation (the “Company”), Greenrose Acquisition Corp. (the “Parent”) and GNRS NV Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of Parent (the “Merger Sub”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

William F. Harley III certifies that he is the Chief Executive Officer of Parent, and that, as such, he is authorized to execute this certificate on behalf of Parent pursuant to Section 6.3 of the Agreement and DOES HEREBY FURTHER CERTIFY on behalf of Parent, and not in his individual capacity, that:

1.      The representations and warranties of Parent contained in the Agreement are true, correct and complete in all material respects as of the date of the Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date; provided, however, that for purposes of determining the accuracy of any representations and warranties, all materiality, Parent Material Adverse Effect and similar qualifications limiting the scope of such representations and warranties shall be disregarded.

2.      Parent and Merger Sub have performed or complied with, in all material respects, each agreement, covenant and obligation required by the Agreement and the Ancillary Agreements to be so performed or complied with by Parent or Merger Sub on or before the Closing Date.

3.      Since the date of the Agreement, no Parent Material Adverse Effect has occurred.

4.      The conditions set forth in Section 6.3 of the Agreement have been satisfied.

[Signature Page Follows]

Annex D-80

IN WITNESS WHEREOF, the undersigned hereby executes this Officer’s Certificate as of the date first written above.

GREENROSE ACQUISITION CORP.
By:
Name:	William F. Harley III
Title:	Chief Executive Officer

Annex D-81

Exhibit D

Form of Letter of Transmittal

Annex D-82

FORM OF
LETTER OF TRANSMITTAL
TO SURRENDER SHARES OF COMMON STOCK OF

SHANGO HOLDINGS, INC.

This Letter of Transmittal is being delivered to each record holder of shares of common stock (the “Stock”) of SHANGO HOLDINGS, INC., a Nevada corporation (the “Company”), in connection with that certain Agreement and Plan of Merger, dated as of March 12, 2021 (the “Merger Agreement”), by and among Greenrose Acquisition Corp., a Delaware corporation (“Parent”), GNRS NV Merger Sub, Inc., a Nevada corporation (“Merger Sub”), and Gary Rexroad, solely in his capacity as the Selling Securityholders’ Representative (“Selling Securityholders’ Representative”) and the Company. Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”) with the Company to be the surviving corporation, and the Company’s outstanding shares of Stock will be converted into the right to receive the consideration set forth in Section 1.6 of the Merger Agreement. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Merger Agreement. A copy of the Merger Agreement will be made available upon request to the Paying Agent.

In order to exchange your shares of Stock of the Company for the applicable consideration due to you in connection with the Merger, you must deliver a properly completed and duly signed Letter of Transmittal along with a properly completed tax form to the address set forth below.

Please read the accompanying Instructions carefully and then complete and return this Letter of Transmittal and other required materials to the Paying Agent address:

Please complete the following table:

Description of Shares Owned Attach additional sheets if necessary

Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) is registered)		Number of Shares:

Total Number of Shares Surrendered:

The Paying Agent is:
Continental Stock Transfer & Trust Company

By Mail	By Hand or Overnight Courier:
Continental Stock Transfer & Trust Co. 1 State Street-30th Floor New York, NY 10004 Attention: Corporate Actions	Continental Stock Transfer & Trust Co. 1 State Street-30th Floor New York, NY 10004 Attention: Corporate Actions

For information call: [_____] or email: [____________]

Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. No alternative, conditional or contingent submissions will be accepted. The method of delivery of this Letter of Transmittal is at the option and risk of the owner.

Annex D-83

Ladies and Gentlemen:

In connection with the Merger, the undersigned hereby surrenders the above described Shares.

By virtue of the Merger, each share of Stock shall be converted into the right to receive [PLEASE DESCRIBE] (the “Common Stock Cash Consideration”).

The undersigned, upon request, will execute and deliver any additional documents deemed by Continental Stock Transfer & Trust Company to be necessary or desirable to complete the surrender of the Shares listed above in order to receive payment as a result of the Merger.

All authority herein conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. The surrender of Shares hereby is irrevocable and, once delivered to Continental Stock Transfer & Trust Company, may not be withdrawn under any circumstances.

The undersigned understands that surrender is not made in acceptable form until the receipt by Continental Stock Transfer & Trust Company of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly signed, and of the Shares, together with all accompanying evidences of authority and other documents in form satisfactory to Parent. All questions as to validity, form and eligibility of any surrender of Shares hereby will be determined by Parent and such determination shall be final and binding.

The undersigned understands that payment to it of the Common Stock Cash Consideration will be made as promptly as practicable after the surrender of Shares is made in acceptable form. Please retain a copy of this Letter of Transmittal for your records.

Please complete the following table if payment is to be issued to the undersigned:

DELIVERY INSTRUCTIONS

(See General Instructions 2 and 3)

Issue the check representing payment to:

Name: _____________________________________________

(Please Print)

Address: ___________________________________________

__________________________________________________

Telephone Number: __________________________________

Taxpayer Identification Number or Social Security Number _______________________________________
(See Form W-9 Below)

WIRE TRANSFER INSTRUCTIONS

To be completed ONLY if you desire funds to be delivered to you by wire transfer.

[A wire fee of $50.00 may be deducted from your total payment.]

Bank Name: __________________________________________________________________

Bank Telephone Number: ________________________________________________________

Account Name: _______________________________________________________________

Account Number: _____________________________________________________________

Routing Number or Swift Code (as applicable):_______________________________________

IBAN#: ____________________________________________________________________

Annex D-84

Please complete the following table if payment is to be issued in the name of someone other than the undersigned:

SPECIAL PAYMENT INSTRUCTIONS
(See General Instructions 2 and 3)

To be completed ONLY if the payment is to be issued in the name of someone other than the undersigned. NOTE: THE PERSON NAMED IN THESE SPECIAL PAYMENT INSTRUCTIONS MUST BE THE PERSON WHO COMPLETES THE FORM W-9.

Issue the check representing payment to:

Name __________________________________________

(Please Print)

Address ________________________________________

________________________________________________

Taxpayer Identification Number or

Social Security Number ____________________________

(See IRS Form W-9 attached)

If you complete this box, you will need a signature guarantee by an eligible institution. See General Instruction.

Delivery of a check or wire transfer (if applicable) for cash payment to which you are entitled under the Merger Agreement shall be made within approximately five (5) business days after the receipt by Paying Agent of this Letter of Transmittal.

ACKNOWLEDGEMENTS AND AGREEMENTS

1.     Surrender of Shares

In connection with the Merger pursuant to the Merger Agreement, the undersigned hereby surrenders, subject to the terms and conditions of the Merger Agreement, the Shares noted above owned by the undersigned in exchange for, and for the purpose of receiving, an amount in cash equal to the portion of the Common Stock Cash Consideration and any shares of Parent common stock that may be issued on the 2021 Milestone Payment Date, the 2022 Milestone Payment Date or the 2023 Milestone Payment Date payable pursuant to the Merger Agreement.

2.     Appointment of Selling Securityholders’ Representative

The undersigned acknowledges and agrees to the appointment of Gary Rexroad as the Selling Securityholders’ Representative, with such powers, rights and obligations as are enumerated in the Merger Agreement.

3.     Representations and Warranties. The undersigned hereby represents and warrants to the Company, Parent, Merger Sub and the Paying Agent as follows:

(a)     The undersigned has all requisite power, authority, and legal capacity to execute and deliver this Letter of Transmittal. This Letter of Transmittal, when this Letter of Transmittal is duly and validly executed and delivered by the undersigned, will constitute the legal, valid, and binding obligations of the undersigned and will be enforceable against the undersigned in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, and similar laws affecting creditors generally and by the availability of equitable remedies.

(b)    The undersigned is the registered holder, as applicable, of the shares of Stock of the Company (the “Securities”). The undersigned owns the Securities, free and clear of all liens, and the undersigned has the full power, right, and authority to transfer the Securities pursuant to the Merger.

This Letter of Transmittal shall remain in full force and effect notwithstanding the death or incapacity of one or more of the undersigned, and shall be binding upon the heirs, personal representatives, successors, and assignees of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned agrees that the Instructions to this Letter of Transmittal constitute an integral part of this instrument and agrees to be bound thereby. Submission of the Shares noted above is subject to the terms, conditions, and limitations set forth in the Merger Agreement and the Instructions attached hereto.

[Signature Page to follow]

Annex D-85

You are instructed to issue to the undersigned the consideration to which the undersigned is entitled in connection with the Merger as provided for and pursuant to the terms and conditions of the Merger Agreement.

If any holder of Stock is married and such Shares are held jointly with such holder’s spouse, both such holder and his or her spouse must sign this Transmittal Letter Signatures of trustees, executors, administrators, guardians, officers of corporations, attorneys-in-fact, or others acting in a fiduciary capacity must include the full title of the signer in such capacity.

PLEASE SIGN HERE

If Holder is a Natural Person:*	If Holder is an Entity:*
By: _________________________________________
Signature	Name _______________________________________
Its _________________________________________
Print Name

Email address
Taxpayer ID No. ______________________________

Social Security Number
Dated _______________________________________
Telephone:
Telephone ___________________________________
If Holder’s Spouse Must Sign:	Email address_________________________________

Signature

Email address

Print Name

Social Security Number

SIGNATURE GUARANTEE
(REQUIRED ONLY IN CASE SPECIFIED IN GENERAL INSTRUCTION 3)

The undersigned hereby guarantees the signature(s) which appear(s) on this Letter of Transmittal	_______________________________________ (Name of Eligible Institution Issuing Guarantee) (Please Print)
Dated: _______________________________
_______________________________________ (Fix Medallion Stamp Above)

*     Must be signed by a registered holder(s) exactly as name(s) appear(s) on share registration, and spouse, if any. See Instructions.

Annex D-86

INSTRUCTIONS

1. Letter of Transmittal. This Letter of Transmittal must be properly completed, duly executed, dated, and delivered or mailed to the address set forth on the first page of this Letter of Transmittal in order to exchange shares of the Company for cash in connection with the Merger (sometimes referred to herein as the “Payment”) and (b) any other required documents. The method of delivering documentation is at the option and the risk of the holder. Documentation may be surrendered in person or by mail. Delivery will be deemed made when actually received by the Company.

UNTIL A HOLDER HAS SURRENDERED HIS, HER, OR ITS SHARES, TO THE ADDRESS SET FORTH ON THE FIRST PAGE OF THIS LETTER OF TRANSMITTAL, HE, SHE, OR IT WILL NOT RECEIVE PAYMENT OF CONSIDERATION IN RESPECT OF THE MERGER AND DUE TO THE HOLDER WITH RESPECT TO SHARES OF THE COMPANY.

You should complete one Letter of Transmittal listing all Securities registered in the same name. If any Securities are registered in different ways on several account registrations, you will need to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of shares.

2. Signatures. The signature on this Letter of Transmittal must correspond exactly with the registered name(s) of Shares surrendered or converted unless the Securities described on this Letter of Transmittal have been assigned by the registered holder or holders thereof, in which event this Letter of Transmittal should be signed in exactly the same form as the name(s) of the last transferee(s) indicated on the transfers.

For a name correction or for a change in name which does not involve a change in ownership, proceed as follows: For a change in name by marriage, etc., the Letter of Transmittal should be signed, e.g., “Mary Doe, now by marriage Mary Jones.” For a correction in name, the Letter of Transmittal should be signed, e.g., “James E. Brown, incorrectly inscribed as J.E. Brown.” The signature in each case should be guaranteed as described below in Instruction 3.

IMPORTANT: If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, or other person acting in a fiduciary or representative capacity, the person signing must give his or her full title in such capacity and enclose appropriate evidence of his or her authority to so act.

3. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed if the undersigned has completed the table entitled “SPECIAL PAYMENT INSTRUCTIONS” on page 3 hereof. In addition, if there is a name correction or a change in the name that does not involve a change in ownership as described above in Instruction 2, the signatures on this Letter of Transmittal must be guaranteed. Signatures required to be guaranteed on this Letter of Transmittal must be guaranteed by an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (generally a member firm of the New York Stock Exchange or any bank or trust company which is a member of the Medallion Program). Public notaries cannot execute acceptable guarantees of signatures.

4. Inquiries. All questions regarding appropriate procedures for surrendering shares of Stock of the Company should be directed to the Paying Agent at the mailing address or telephone number set forth on the front page.

5. Additional Copies. Additional copies of this Letter of Transmittal may be obtained from the Paying Agent at the mailing address or telephone number set forth on the front page.

Annex D-87

6. Stock Transfer Taxes. Except as described below, the Company will pay all state stock transfer taxes with respect to the delivery of checks in payment for surrendered shares of Stock. If, however, payment is to be made to any person other than the registered holder(s), or if surrendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any state stock transfer taxes (whether imposed on the registered holder(s), the Company or any other person) payable on account of the payment to such other person will be deducted from the merger consideration or must be paid by the recipient or the person signing this Letter of Transmittal unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted.

7. Internal Revenue Service Forms. Under United States federal income tax law, each United States stockholder receiving Payment is required to provide a correct Taxpayer Identification Number on Internal Revenue Service Form W-9, and to indicate whether the stockholder is subject to backup withholding. Additionally, each non-United States stockholder is required to provide a properly executed Internal Revenue Service Form W-8BEN. Please see “IMPORTANT TAX INFORMATION.”

8. Miscellaneous. Any and all Letters of Transmittal or facsimiles (including any other required documents) not in proper form are subject to rejection. The terms and conditions of the Merger Agreement are incorporated herein by reference and are deemed to form part of the terms and conditions of this Letter of Transmittal.

9. Waiver of Conditions. To the extent permitted by applicable law, the Company and Parent reserve the right to waive any and all conditions set forth herein and accept for exchange any Securities submitted for exchange.

IMPORTANT TAX INFORMATION

Under United States federal income tax law, United States Holders (as defined below) of stock who are receiving any consideration in connection with the Merger are required to provide his, her or its current Taxpayer Identification Number (“TIN”). If such holder is an individual, the TIN is his or her social security number. If the holder does not provide the correct TIN or an adequate basis for an exemption, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service, and any consideration such holder receives in the Merger may be subject to backup withholding at the applicable rate (currently 28%). If withholding results in an overpayment of taxes, a refund from the Internal Revenue Service may be obtained. To prevent backup withholding on any cash payment made to a holder of stock in connection with the Merger Agreement, the holder is required to notify the Paying Agent of his or her correct TIN by completing the enclosed Form W-9 and certifying under penalties of perjury, that the TIN provided on Form W-9 is correct. In addition, the holder must date and sign as indicated. If the holder does not provide the Paying Agent with a certified TIN within 60 days, the Paying Agent must backup withhold a portion of all cash payments made to the holder.

To prevent backup withholding, holders that are not United States holders should (i) submit a properly completed IRS Form W-8BEN, or other applicable form, to the Paying Agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8BEN, or other applicable form, may be obtained from the Paying Agent.

Certain holders (including, among others, corporations and certain foreign holders) are exempt recipients not subject to these backup withholding requirements. See the enclosed copy of the Form W-9 and the General Instructions to Form W-9. To avoid possible erroneous backup withholding, exempt United States Holders, while not required to file Form W-9, should complete and return the Form W-9.

For purposes of these instructions, a “United States Holder” is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) or partnership created under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

Annex D-88

See the enclosed “General Instructions” on Form W-9 for additional information and instructions.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY FEDERAL TAX ADVICE CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE; (B) THE ADVICE IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTION OR THE MATTERS ADDRESSED HEREIN; AND (C) THE TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Annex D-89

Exhibit E

Form of Company Officer’s Certificate

Annex D-90

SHANGO HOLDINGS INC.

OFFICER’S CERTIFICATE

[•]

This Officer Certificate is delivered pursuant to Section 6.2(d) of that certain Agreement and Plan of Merger dated as of March 12, 2021 (the “Merger Agreement”), by and among Greenrose Acquisition Corp., a Delaware corporation, GNRS NV Merger Sub, Inc., Shango Holdings Inc., a Nevada corporation (the “Company”), and Gary Rexroad, an individual, as Selling Securityholders’ Representative. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Merger Agreement.

The undersigned, being the Chief Executive Officer of the Company, hereby certifies, for and on behalf of the Company, as follows:

1. The representations and warranties in Sections 2.1 (Organization and Qualification), 2.2 (Authorization), 2.3 (Capital Stock), 2.4 (Subsidiaries), 2.6 (No Conflicts) and 2.28 (Anti-Money Laundering) of the Agreement are true, correct and complete in all respects as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such Fundamental Representations which by their express terms are made solely as of a specified earlier date, which are true, correct and complete in all respects as of such specified earlier date) other than inaccuracies that in the aggregate are de minimis.

2. All other representations and warranties of the Company contained in the Agreement (other than those in paragraph 1 above) are true, correct and complete in all material respects as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which are true, correct and complete in all material respects as of such specified earlier date), except for inaccuracies of representations and warranties the circumstances giving rise to which, individually or in the aggregate, do not constitute and could not reasonably be expected to have, a Company Material Adverse Effect; provided, however, that for purposes of determining the accuracy of any representations and warranties, any update of or modification to the Company Disclosure Schedule made pursuant to Section 5.9 shall be either included or disregarded as provided in Section 5.9.

3. The Company has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date.

[Signature page follows]

Annex D-91

IN WITNESS WHEREOF, the undersigned has hereunto signed this Officer Certificate as of the date first written above.

SHANGO HOLDINGS, INC.
By:
Name:	Gary Rexroad
Title:	Chief Executive Officer

Annex D-92

Exhibit F

Form of Escrow Agreement

Annex D-93

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made and entered into as of [____], 2021 by and among Gary Rexroad (the “Selling Securityholder’s Representative”), Shango Holdings Inc., a Nevada corporation (the “Company”), Greenrose Acquisition Corp., a Delaware corporation (the “Parent”) pursuant to the Merger Agreement (as defined below), and Continental Stock Transfer & Trust Company, a New York corporation (the “Escrow Agent”). Selling Securityholders’ Representative, the Company, the Parent and the Escrow Agent may hereinafter be referred to individually as a “Party” and collectively as, the “Parties”. Capitalized but undefined terms used herein shall have the meaning set forth in the Merger Agreement.

RECITALS

A. WHEREAS, Parent, GNRS NV Merger Sub, Inc., a Nevada corporation and subsidiary of Parent, the Company, and the Selling Securityholders’ Representative have entered into an Agreement and Plan of Merger dated as of March 12, 2021 (the “Merger Agreement”), pursuant to which, among other things, the Company will merge with and into Merger Sub and the Company will survive the merger as a wholly owned subsidiary of Parent;

B. WHEREAS, the Merger Agreement contemplates the execution and delivery of this Agreement and the deposit by Parent with the Escrow Agent of Three Million and 00/100 Dollars ($3,000,000.00) (the “Escrow Amount”) in order to provide source of funding for certain indemnification obligations and net working capital requirements of the Company as described in the Merger Agreement and the Parties wish such deposit to be subject to the terms and conditions set forth herein and in the Merger Agreement; and

C. WHEREAS, pursuant to the terms of the Merger Agreement, the Selling Securityholders have appointed the Selling Securityholders’ Representative as his, her or its true and lawful attorney-in-fact, for and on behalf of each of the Selling Securityholders, with full power and authority to represent such Selling Securityholder and such Selling Securityholder’s successors and assigns with respect to all matters arising under this Escrow Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Escrow.

1.1 Appointment; Cash Placed in Escrow. Parent, Merger Sub, Company and Selling Securityholders’ Representative hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment and agrees to act as escrow agent in accordance with the terms and conditions set forth herein. As of the Effective Date, Parent shall deposit or cause to be deposited with the Escrow Agent the Escrow Amount to be held in escrow in accordance with this Agreement.

1.2 Escrow Fund; Escrow Accounts.

(a) The Escrow Agent will issue its written confirmation of the receipt of the Escrow Amount and, upon delivery, shall hold the Escrow Amount, together with all products and investment proceeds thereof, including all interest, dividends, gains and other income (collectively, the “Escrow Earnings”) earned with respect thereto (collectively, the “Escrow Fund”), and the Escrow Agent shall hold the Escrow Fund in an account established with the Escrow Agent, subject to the terms of Section 3 below (the “Escrow Account”).

(b) For greater certainty, all Escrow Earnings shall be retained by the Escrow Agent and reinvested in the Escrow Fund and shall become part of the Escrow Fund; and shall be disbursed as part of the Escrow Fund in accordance with the terms and conditions of this Agreement.

Annex D-94

1.3 Investments. [The Escrow Funds shall be placed in a “noninterest-bearing deposit account” insured by the Federal Deposit Insurance Corporation (“FDIC”) to the applicable limits] The Escrow Fund shall at all times remain available for distribution in accordance with the terms of this Agreement. While on deposit, the Escrow Agent can earn bank credits or other consideration.1

1.4 Trust Fund. The Escrow Fund shall be held in trust and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of Parent, Merger Sub, Selling Securityholders’ Representative or any Selling Securityholder. The Escrow Agent shall hold and safeguard the Escrow Fund until the Termination Date (as defined in Section 5) or earlier distribution in accordance with this Agreement.

Section 2. Release of Escrow Fund.

The Parties shall act in accordance with, and the Escrow Agent shall hold and release the Escrow Fund as provided in, this Section 2 as follows:

2.1 Working Capital. If the Final Closing Net Working Capital, as finally determined, is less than the Estimated Closing Net Working Capital then no later than the fifth (5th) calendar day following the earlier of acceptance of the Final Closing Net Working Capital or the resolution by the Independent Accountant of any disputed amounts, the Escrow Agent, acting as Paying Agent (as defined below), shall pay to Parent out of the Escrow Funds an amount equal to the difference between the Final Closing Net Working Capital, as finally determined, and the Estimated Closing Net Working Capital in accordance with Section 1.13(c) of the Merger Agreement, based on a Joint Release Instruction (as defined herein).

2.2 Indemnification. At any time prior to the Expiration Date, as promptly as practicable, but in any event within five (5) Business Days after receiving (i) Joint Release Instructions or (ii) written instruction from Parent attaching a final non-appealable court order from a court of competent jurisdiction (a “Court Order”) setting forth the amount of the indemnification and relating to the release from the Escrow Funds, the Escrow Agent shall release or cause to be released the amounts, to the Persons, and in the manner set forth in such Joint Release Instructions or Court Order.

2.3 Release of Remaining Escrow Funds. With regard to the remainder of the Escrow Funds not released pursuant to Section 2.2 hereof, promptly following Expiration Date, the Escrow Agent, acting as Paying Agent, shall pay the remaining balance of the Escrow Funds in accordance with Section 7.5 of the Merger Agreement, to the Selling Securityholders (to each, their respective Allocated Portion) (subject to withholding as applicable) based on a Joint Release Instruction.

2.4 Amount to be Released. In the event that Parent delivers a Claim Notice in accordance with Section 7.5 of the Merger Agreement on or prior to the Escrow Release Date or the Expiration Date, as applicable, the Escrow Agent shall continue to hold in escrow and shall not release, an amount of funds then held in escrow equal to the lesser of: (i) the Claim Amount, in accordance with the terms of Section 7.5 of the Merger Agreement (but not in any event in excess of the Escrow Amount); or (ii) the balance of the Escrow Fund which is available for release and distribution to the Selling Securityholders. The portion of the Escrow Fund in excess of the amount specified in clause (i) of the preceding sentence (as may be the subject of one or more timely delivered Claim Notices) shall be released by the Escrow Agent as specified in Section 2.3 or Section 2.4 hereof, as applicable. With respect to the amounts specified in any such timely delivered Claim Notices, the Escrow Agent shall promptly disburse funds from the Escrow Account within three (3) Business Days after delivery to the Escrow Agent of a Joint Release Instruction, as may be directed in such Joint Release Instruction in accordance with Section 7.5 of the Merger Agreement.

2.5 Method of Payment. All payments of any part of the Escrow Fund shall be made by wire transfer of immediately available funds to one or more accounts designated in advance as set forth in a Joint Release Instruction.

____________

1  CST has the following options:

•        Invest the money in Treasury only money market funds

•        Invest the funds in a deposit

•        Interest bearing account

Annex D-95

2.6 Call Back Authorized Individuals. In the event a Joint Release Instruction is delivered to the Escrow Agent, whether in writing, by telecopier, email or otherwise, the Escrow Agent is authorized to seek confirmation of such instruction by telephone call back to the person or persons designated in Exhibits A-1 and or A-2 annexed hereto (the “Call Back Authorized Individuals”), and the Escrow Agent may rely upon the confirmations of anyone purporting to be a Call Back Authorized Individual. To assure accuracy of the instructions it receives, the Escrow Agent may record such call backs. If the Escrow Agent is unable to verify the instructions, or is not satisfied with the verification it receives, it will not execute the instruction until all such issues have been resolved. The persons and telephone numbers for call backs may be changed only in writing actually received and acknowledged by the Escrow Agent.

2.7 Certain Definitions.

(a) “Business Day” means any day that is not a Saturday, a Sunday or other day on which commercial banks located in New York, New York, are obligated or authorized by applicable law to remain closed for business.

(b) “Joint Release Instruction” means a joint written instruction of Parent and the Selling Securityholders’ Representative, which is executed by Parent and the Selling Securityholders’ Representative, to the Escrow Agent directing the Escrow Agent to disburse all or a portion of the Escrow Fund, including wire instructions and tax forms as applicable.

(c) “Person” means any individual, general or limited partnership, firm, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization other entity, including a Governmental Authority or any department, agency or political subdivision thereof.

Section 3. Fees and Expenses. The Escrow Agent shall be entitled to receive, from time to time, fees in accordance with Schedule 1. In accordance with Schedule 1, the Escrow Agent will also be entitled to reimbursement for reasonable and documented out-of-pocket expenses incurred by the Escrow Agent in the performance of its duties hereunder and the execution and delivery of this Agreement.

Section 4. Limitation of Escrow Agent’s Liability.

4.1 Duties and Limitation of Liability. The Escrow Agent undertakes to perform such duties as are specifically set forth in this Agreement only and shall have no duty under any other agreement or document (other than as paying agent (the “Paying Agent”)) pursuant to the Paying Agent Agreement dated as of the date hereof between the Escrow Agent and the Parent), and no implied covenants or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall incur no liability with respect to any action taken by it or for any inaction on its part in reliance upon any notice, direction, instruction, consent, statement or other document believed by it in good faith to be genuine and duly authorized, nor for any other action or inaction except for its own gross negligence or willful misconduct. In all questions arising under this Agreement and/or its interpretation hereof in conjunction with the Merger Agreement, the Escrow Agent may rely on the advice of counsel, and for anything done, omitted or suffered in good faith by the Escrow Agent based upon such advice the Escrow Agent shall not be liable to anyone. In no event shall the Escrow Agent be liable for incidental, punitive or consequential damages.

4.2 Indemnity. Parent, on the one hand, and Selling Securityholders’ Representative (solely on behalf of the Selling Securityholders and in its capacity as the Selling Securityholders’ Representative, not in his individual capacity) on the other hand, hereby agree that Parent and Selling Securityholders will jointly and severally indemnify the Escrow Agent and its officers, directors, employees and agents for, and hold it and them harmless against, any loss, liability or expense (including attorney fees) incurred without gross negligence or willful misconduct on the part of the Escrow Agent (or its officers, directors, employees or agents), arising out of or in connection with the Escrow Agent’s carrying out its duties hereunder. This right of indemnification shall survive the termination of this Agreement and the resignation of the Escrow Agent.

Section 5. Termination. This Agreement shall terminate upon the release by the Escrow Agent of the final amounts held in the Escrow Account in accordance with Section 2 hereof (the date of such release being referred to as the “Termination Date”).

Annex D-96

Section 6. Successor Escrow Agent. In the event the Escrow Agent becomes unavailable or unwilling to continue to act as escrow agent under this Agreement, the Escrow Agent may resign and be discharged from its duties and obligations hereunder by giving its written resignation to the parties to this Agreement. Such resignation shall take effect not less than thirty (30) days after notice is given to all the other parties hereto. In such event, Parent may appoint a successor Escrow Agent reasonably acceptable to Selling Securityholders’ Representative. If Parent fails to appoint a successor Escrow Agent within fifteen (15) days after receiving the Escrow Agent’s written resignation, the Escrow Agent shall have the right to apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent. The successor Escrow Agent shall execute and deliver to the Escrow Agent an instrument accepting such appointment, and the successor Escrow Agent shall, without further acts, be vested with all the estates, property rights, powers and duties of the predecessor Escrow Agent as if originally named as Escrow Agent herein. The Escrow Agent shall act in accordance with written instructions from Parent and Selling Securityholders’ Representative as to the transfer of the Escrow Fund to a successor Escrow Agent.

Section 7. Representative. Unless and until Parent and Escrow Agent shall have received written notice of the appointment of a successor Selling Securityholders’ Representative, each of Parent and Escrow Agent shall be entitled to rely on, and shall be fully protected in relying on, the power and authority of Selling Securityholders’ Representative to act on behalf of the Selling Securityholders.

Section 8. Miscellaneous.

8.1 Attorneys’ Fees. In any action at law or suit in equity to enforce or interpret this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

8.2 Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (a) when delivered personally to the recipient, (b) when sent by electronic mail or facsimile, on the date of transmission to such recipient, (c) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (d) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

If to Parent:

Greenrose Acquisition Corp.

111 Broadway

Amityville, NY 11701

Attn: William F. Harley III

Email: mickey@greenrosecorp.com

With a copy (which shall not constitute notice) to:

Tarter Krinsky & Drogin LLP

1350 Broadway

11th Floor

New York, NY 10018

Attention: Guy N. Molinari, Esq.

Email: gmolinari@tarterkrinsky.com

If to Selling Securityholders’ Representative:

Gary Rexroad

1185 Magnolia Avenue

Suite E-383

Corona, CA 92879

Annex D-97

With a copy (which shall not constitute notice) to:

Law Offices of Jason R. Wisniewski

2372 Morse Avenue #946

Irvine, CA 92614

Attention: Jason R. Wisniewski, Esq.

Email: jason@jrwlawoffices.com

If to Escrow Agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Trust Services, Frances E. Wolf, Jr. & Patrick Small

E-mail: fwolf@continentalstock.com & psmall@continentalstock.com

Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth. Notwithstanding the foregoing, notices addressed to the Escrow Agent shall be effective only upon receipt. If any notice or other document is required to be delivered to the Escrow Agent and any other Person, the Escrow Agent may assume without inquiry that notice or other document was received by such other Person on the date on which it was received by the Escrow Agent.

8.3 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

8.4 Counterparts. This Agreement may be executed in one or more counterparts (including by means of electronic mail or facsimile), each of which shall be deemed an original but all of which together will constitute one and the same instrument. Facsimile and pdf signatures shall be treated as original signatures for all purposes hereunder.

8.5 Governing Law. This Agreement and any claim, controversy or dispute arising out of or related to this Agreement, any of the transactions contemplated hereby, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties, whether arising in contract, tort, equity or otherwise, shall be governed by and construed in accordance with the domestic Laws of the State of New York.

8.6 of Jury Trial. THE PARTIES EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS AGREEMENT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

8.7 Succession and Assignment. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and each of their respective permitted successors and assigns, if any.

8.8 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Escrow Agent, Parent and Selling Securityholders’ Representative. No waiver by any party hereto of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Annex D-98

8.9 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

8.10 No Third-Party Beneficiaries. Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

8.11 Entire Agreement. This Agreement and the Merger Agreement set forth the entire agreement among the parties hereto relating to the subject matter hereof and supersede any prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof. In the event of a conflict between this Agreement and the Merger Agreement, the Merger Agreement shall govern.

8.12 Cooperation. Selling Securityholders’ Representative and Parent agree to cooperate fully with each other and the Escrow Agent and to execute and deliver such further documents, certificates, agreements, stock powers and instruments and to take such other actions as may be reasonably requested by Parent, Selling Securityholders’ Representative or the Escrow Agent to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purposes of this Agreement.

8.13 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neutral genders; the feminine gender shall include the masculine and neutral genders; and the neutral gender shall include masculine and feminine genders.

(b) The Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections” and “Schedules” are intended to refer to Sections of this Agreement and Schedules to this Agreement.

[SIGNATURE PAGE FOLLOWS]

Annex D-99

IN WITNESS WHEREOF, the Parties have duly caused this Agreement to be executed as of the day and year first above written.

PARENT

GREENROSE ACQUISITION CORP.

By:
Name:	William F. Harley III
Title:	Chief Executive Officer

SELLING SECURITYHOLDERS’ REPRESENTATIVE

GARY REXROAD

ESCROW AGENT

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

Annex D-100

Exhibit G

Form of Accredited Investor Certification

Annex D-101

ACCREDITED INVESTOR CERTIFICATION

Greenrose Acquisition Corp.

111 Broadway

Amityville, NY 11701

Attention: Chief Executive Officer

To whom it may concern:

Reference is made to that certain Agreement and Plan of Merger (the “Agreement.”) dated as of March 12, 2021, by and between, inter alia, Shango Holdings Inc., a Nevada corporation (the “Company”) and Greenrose Acquisition Corp., a Delaware corporation (“Parent”). Capitalized but undefined terms used herein shall have the meaning set forth in the Agreement.

The undersigned is submitting this Accredited Investor Certification (the “Certification”) in connection with the issuance of shares of Parent’s common stock, par value $0.0001 per share (the “Shares”) as part of the consideration of the Merger. I understand that the Shares are being issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and will be issued only to accredited investors (“Accredited Investors”) as defined in Rule 501(a) of Regulation D of the Securities Act.

The undersigned represents to Parent that (i) the information contained in this Certification is complete and accurate and may be relied upon by Parent, and (ii) the undersigned will notify Parent immediately of any change in any of such information.

I. FOR INDIVIDUALS

Please print or type:

1.	NAME IN WHICH SHARES ARE TO BE HELD:

2.	SOCIAL SECURITY NUMBER(S):

3.	MANNER IN WHICH TITLE TO BE HELD (Please Check One):
	_______	Individual Ownership
	_______	Community Property
	_______	Tenants in Common
	_______	Joint Tenants with Rights of Survivorship
	_______	Partnership
	_______	Corporation
	_______	As Custodian, Executor or Trustee for _________________________

4.     Accredited Investor Certification.

Please INITIAL where appropriate:

A.     _____ I certify that I have a net worth (excluding primary residence) of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

         The above net worth takes into account my current assets and other assets diminished by my current liabilities and other liabilities including contingent liabilities, such as threatened or pending lawsuits and proceedings.

Annex D-102

B.      _____ I certify that I have had an annual gross income for the past two calendar years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current calendar year.

II. FOR CERTAIN QUALIFIED ORGANIZATIONS:

Additional information for corporate, partnership, LLC or trust subscribers:

A.	Name of and type of organization or entity: ______________________________________________
B.	Business address: ___________________________________________________________________
C.	Telephone: (_____) _________________________________________________________________
D.	Send communications to the attention of: _________________________________________________
E.	Date of organization: _________________________________________________________________
F.	State of organization: _________________________________________________________________
G.	Tax identification no.: ________________________________________________________________
H.	Form of organization: ________________________________________________________________
Corporation ________ Partnership ____________ LLC ____________
Trust ______________ Other (Describe) ________

I.     If a corporation, the organization has _____ has not _____ elected to be taxed as a small business corporation for federal income tax purposes under the provisions of Subchapter S of the Internal Revenue Code of 1986, as amended.

The corporate, partnership, limited liability company or trust subscriber represents and warrants that it is (check one):

_______a. A corporation, partnership, Massachusetts or similar business trust, or organization described in Section 501(c)(3) of the Internal Revenue Code (tax exempt organization), not formed for the specific purpose of acquiring the Units, having total assets in excess of $5,000,000.

_______b. A bank, savings and loan association or other similar institution (as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Securities Act).

_______c. An insurance company (as defined in Section 2(13) of the Securities Act).

_______d. An investment company registered under the Investment Company Act of 1940.

_______e. A business development company (as defined in Section 2(a)(48) of the Investment Company Act of 1940) or a private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940).

_______f. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_______g. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

_______h. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, which plan has total assets in excess of $5,000,000.

_______i. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a “Plan Fiduciary,” as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor.

Annex D-103

_______j. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 having total assets in excess of $5,000,000.

_______k. A self-directed employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, with investment decisions made solely by persons who are accredited investors as defined in Rule 501(a) of Regulation D.

_______l. A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the units offered, whose purchase is directed by a sophisticated person (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Units).

_______m. An entity in which all of the equity owners are accredited investors as defined in Rule 501(a) of Regulation D. (If subsection m. is checked, each equity owner must complete an investor questionnaire).

[SIGNATURE PAGE FOLLOWS]

Annex D-104

The foregoing statements are true and accurate to the best of my information and belief, and I will notify Parent of any change in the foregoing answers.

FOR INDIVIDUALS	FOR CORPORATE, PARTNERSHIP, LLC OR TRUSTS

Name [Please Print]	Name

Signature	Authorized Signatory [Please Sign]

Name [Please Print]	Name and Title of Authorized Signatory [Please Print]

Signature
Date:________________________________________

Annex D-105

Exhibit H

Form of Registration Rights Agreement

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REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of [____], 2021 among Greenrose Acquisition Corp., a Delaware corporation (the “Company”), each of the individuals listed on the signature pages hereto (collectively, the “Holders”), and each other Person who executes a Joinder as an “Other Holder” (collectively, the “Other Holders”). Except as otherwise specified herein, all capitalized terms used in this Agreement are defined in Exhibit A attached hereto. Capitalized but undefined terms used in this Agreement shall have the meaning set forth in the Merger Agreement (as defined below).

WHEREAS, the Company is a party to that certain Agreement and Plan of Merger (the “Merger Agreement,” dated as of March 12, 2021, by and among the Company, GNRS NV Merger Sub, Inc. (“Merger Sub”), Shango Holdings Inc. (“Shango”) and Gary Rexroad, as the Selling Securityholders’ Representative, pursuant to which, inter alia, Merger Sub will merge with and into Shango, with Shango being the surviving entity and a wholly owned subsidiary of the Company;

WHEREAS, in connection with the Merger, the Company will issue the Holders shares of the Company’s Common Stock as further set forth in the Merger Agreement; and

WHEREAS, the Company has agreed to provide the Holders with registration rights with respect to their shares of the Company’s Common Stock as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1 Demand Registrations.

(a) Requests for Registration. Subject to the terms and conditions of this Agreement, at any time after the expiration of any applicable lock-up period in the Lock-Up Agreement, the Majority Holders may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”) or on Form S-3 or any similar short-form registration (“Short-Form Registrations”), if available (any such requested registration, a “Demand Registration”). Each request for a Demand Registration must specify the approximate number or dollar value of Registrable Securities requested to be registered by the requesting Holders and (if known) the intended method of distribution.

(b) Notice to Other Holders. Within ten (10) days after receipt of any such request, the Company will give written notice of the Demand Registration to all other Holders and, subject to the terms of Section 1(e), will include in such Demand Registration (and in all related registrations and qualifications under state blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company’s notice; provided that, with the consent of the Majority Holders, the Company may instead provide notice of the Demand Registration to all other Holders within three (3) business days following the non-confidential filing of the registration statement with respect to the Demand Registration so long as such registration statement is not an Automatic Shelf Registration Statement.

(c) Form of Registrations. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company will use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

(d) Shelf Registrations.

(i) For so long as a registration statement for a Shelf Registration (a “Shelf Registration Statement”) is and remains effective, the Holders will have the right at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering) Registrable Securities available for sale pursuant to such registration statement (“Shelf Registrable Securities”). A Holder may elect to sell Registrable Securities under a Shelf Registration Statement by delivering to the Company a written notice (a “Shelf Offering Notice”) specifying the number of Shelf Registrable Securities that the Holder desires to sell (the “Shelf Offering”). As promptly as practicable, but in no event later than five (5) business days after receipt of a Shelf Offering Notice, the Company will give written notice of such Shelf Offering Notice to all other Holders of Shelf Registrable Securities that have been identified as selling

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stockholders in such Shelf Registration Statement and are otherwise permitted to sell in such Shelf Offering. The Company, subject to Section 1(e) and Section 7, may include in such Shelf Offering any number of shares of Common Stock the Company desires to sell in such Shelf Offering and will include in such Shelf Offering all Shelf Registrable Securities with respect to which the Company has received written requests for inclusion (which request will specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Holder) within seven (7) days after the receipt of the Shelf Offering Notice. The Company will, as expeditiously as possible (and in any event within thirty (30) days after the receipt of a Shelf Offering Notice), but subject to Section 1(e), use its reasonable best efforts to facilitate such Shelf Offering.

(ii) All determinations as to whether to complete any Shelf Offering and as to the timing, manner, price and other terms of any Shelf Offering contemplated by this Section 1(d) shall be determined by the Majority Participating Holders, and the Company shall use its reasonable best efforts to cause any Shelf Offering to occur as promptly as practicable.

(iii) The Company will, at the request of the Majority Participating Holders, file any prospectus supplement or any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the Majority Participating Holders to effect such Shelf Offering.

(e) Priority on Demand Registrations and Shelf Offerings.

(i) The Company will not include in any Demand Registration any securities which are not Registrable Securities (other than securities to be included by the Company for its own account, securities issued by the Company to the PIPE Investors in connection with the PIPE Offering or securities issued to other stockholders of the Company pursuant to the terms of any merger agreement entered into by the Company on or about the date of the Merger Agreement) without the prior written consent of the Majority Participating Holders. If a Demand Registration or a Shelf Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and (if permitted hereunder) other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities (if any), which can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, then the Company will include in such offering (prior to the inclusion of any securities which are not Registrable Securities): (i) first, the number of Registrable Securities requested by the Holders to be included, which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective Holders on the basis of the number of Registrable Securities owned by each such Holder; (ii) second, the securities that the Company proposes to sell; and (iii) third, the number of Registrable Securities requested to be included by the PIPE Holders which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective PIPE Holders on the basis of the number of Registrable Securities owned by each such PIPE Holder.

(f) Restrictions on Demand Registration and Shelf Offerings.

(i) The Company shall not be obligated to effect any Demand Registration or underwritten Shelf Offering within one-hundred eighty (180) days after the effective date of a previous Demand Registration or a previous registration in which Registrable Securities were included pursuant to Section 3.

(ii) The Company may postpone, for up to ninety (90) days from the date of the request (the “Suspension Period”), the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of a Shelf Registration Statement (and therefore suspend sales of the Shelf Registrable Securities) by providing written notice to the Holders if the Company determines that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any Subsidiary to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization, financing or other transaction involving the Company and upon advice of counsel, the sale of Registrable Securities pursuant to the registration statement would require disclosure of material non-public information not otherwise required to be disclosed under applicable law, and (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) such transaction renders the Company unable to comply with SEC requirements, in each case under circumstances that

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would make it impractical or inadvisable to cause the registration statement (or such filings) to become effective or to promptly amend or supplement the registration statement on a post-effective basis, as applicable. The Company may delay or suspend the effectiveness of a Demand Registration or Shelf Registration Statement pursuant to this Section 1(f)(i) only once in any twelve (12)-month period (for avoidance of doubt, in addition to the Company’s rights and obligations under Section 4(a)(vi)).

(iii) In the case of an event that causes the Company to suspend the use of a Shelf Registration Statement as set forth in paragraph (f)(ii) above or pursuant to Section 4(a)(vi) (a “Suspension Event”), the Company will give a notice to the Holders whose Registrable Securities are registered pursuant to such Shelf Registration Statement (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice must state generally the basis for the notice and that such suspension will continue only for so long as the Suspension Event or its effect is continuing. Each Holder agrees not to effect any sales of its Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. A Holder may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice will be given by the Company to the Holders promptly following the conclusion of any Suspension Event.

(g) Selection of Underwriters. The Majority Participating Holders, with the consent of the Company, not to be unreasonably withheld or delayed, will have the right to select the investment banker(s) and manager(s) to administer any underwritten offering in connection with a Demand Registration or Shelf Offering.

(h) Revocation of Demand Notice or Shelf Offering Notice. At any time prior to the effective date of the registration statement relating to a Demand Registration or the “pricing” of any offering relating to a Shelf Offering Notice, the Majority Participating Holders may revoke such notice of a Demand Registration or Shelf Offering Notice on behalf of all Holders participating in such Demand Registration or Shelf Offering without liability to such Holders, in each case by providing written notice to the Company.

(i) Confidentiality. Each Holder agrees to treat as confidential the receipt of any notice hereunder (including notice of a Demand Registration, a Shelf Offering Notice and a Suspension Notice) and the information contained therein, and not to disclose or use the information contained in any such notice (or the existence thereof) without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally (other than as a result of disclosure by such Holder in breach of the terms of this Agreement).

Section 2 Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act (including primary and secondary registrations, and other than pursuant to an Excluded Registration) (each, a “Piggyback Registration”), the Company will give prompt written notice to all Holders of its intention to effect such Piggyback Registration and, subject to the terms of Section 2(b) and Section 2(c), will include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after delivery of the Company’s notice.

(b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration (i) first, the number of Registrable Securities requested by the Holders to be included, which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective Holders on the basis of the number of Registrable Securities owned by each such Holder; (ii) second, the securities that the Company proposes to sell; (iii) third, the number of Registrable Securities requested to be included by the PIPE Holders which, in the opinion of such underwriters, can be sold, without any such adverse

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effect, pro rata among the respective PIPE Holders on the basis of the number of Registrable Securities owned by each such PIPE Holder and (iv) fourth, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

(c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s equity securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration (i) first, the number of Registrable Securities requested by the Holders to be included, which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective Holders on the basis of the number of Registrable Securities owned by each such Holder; (ii) second, the securities that the Company proposes to sell; and (iii) third, the number of Registrable Securities requested to be included by the PIPE Holders which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective PIPE Holders on the basis of the number of Registrable Securities owned by each such PIPE Holder; and (iv) fourth, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

(d) Right to Terminate Registration. The Company will have the right to terminate or withdraw any registration initiated by it under this Section 2, whether or not any holder of Registrable Securities has elected to include securities in such registration.

Section 3 Stockholder Lock-Up Agreements and Company Holdback Agreement.

(a) Stockholder Lock-up Agreements. In connection with any underwritten Public Offering, each Holder will enter into any lock-up, holdback or similar agreements (which shall be identical in form and substance for all Holders) requested by the underwriter(s) managing such offering, in each case with such modifications and exceptions as may be approved by the Majority Participating Holders. Without limiting the generality of the foregoing, each Holder hereby agrees that in connection with any Demand Registration, Shelf Offering or Piggyback Registration that is an underwritten Public Offering, not to (i) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any equity securities of the Company (including equity securities of the Company that may be deemed to be owned beneficially by such Holder in accordance with the rules and regulations of the SEC) (collectively, “Securities”), or any securities, options or rights convertible into or exchangeable or exercisable for Securities (collectively, “Other Securities”), (ii) enter into a transaction which would have the same effect as described in clause (i) above, (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Securities or Other Securities, whether such transaction is to be settled by delivery of such Securities or Other Securities, in cash or otherwise (each of (i), (ii) and (iii) above, a “Sale Transaction”), or (iv) publicly disclose the intention to enter into any Sale Transaction, commencing on the date on which the Company gives notice to the Holders that a preliminary prospectus has been circulated for such underwritten Public Offering or the “pricing” of such offering and continuing to the date that is ninety (90) days following the date of the final prospectus in the case of any underwritten Public Offering (each such period, or such shorter period as agreed to by the managing underwriters, a “Holdback Period”), in each case with such modifications and exceptions as may be approved by the Majority Participating Holders. The Company may impose stop-transfer instructions with respect to any Securities or Other Securities subject to the restrictions set forth in this Section 3(a) until the end of such Holdback Period.

(b) Company Holdback Agreement. The Company (i) will not file any registration statement for a Public Offering or cause any such registration statement to become effective, or effect any public sale or distribution of its Securities or Other Securities during any Holdback Period (other than as part of such underwritten Public Offering, or a registration on Form S-4 or Form S-8 or any successor or similar form which is (x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Other Securities) and (ii) will use commercially reasonable efforts to cause each holder of Securities and Other Securities (including each of its directors and executive officers) to agree not to effect any Sale Transaction during any Holdback Period, except as part of such underwritten registration (if otherwise permitted), unless approved in writing by the Majority Participating Holders and the underwriters managing the Public Offering and to enter into any lock-up, holdback or similar agreements requested by the underwriter(s) managing such offering, in each case with such modifications and exceptions as may be approved by the Majority Participating Holders.

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Section 4 Registration Procedures.

(a) Company Obligations. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a Shelf Offering, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(i) prepare and file with (or submit confidentially to) the SEC a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, all in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder (provided that before filing or confidentially submitting a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Majority Participating Holders copies of all such documents proposed to be filed or submitted, which documents will be subject to the review and comment of such counsel);

(ii) notify each Holder of (A) the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder;

(iii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iv) furnish, without charge, to each seller of Registrable Securities thereunder and each underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) (in each case including all exhibits and documents incorporated by reference therein), each amendment and supplement thereto, each Free Writing Prospectus and such other documents as such seller or underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable laws of each such registration statement, each such amendment and supplement thereto, and each such prospectus (or preliminary prospectus or supplement thereto) or Free Writing Prospectus by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

(v) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction);

(vi) notify each seller of such Registrable Securities (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any

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registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the SEC for the amendment or supplementing of such registration statement or prospectus or for additional information, (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event or of any information or circumstances as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 1(f), if required by applicable law or to the extent requested by the Majority Participating Holders, the Company will use its reasonable best efforts to promptly prepare and file a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading and (D) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct;

(vii) (A) use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market markers to register as such with respect to such Registrable Securities with FINRA, and (B) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Company, including without limitation all corporate governance requirements;

(viii) use reasonable best efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(ix) enter into and perform such customary agreements (including, as applicable, underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, participating in “road shows,” investor presentations, marketing events and other selling efforts and effecting a stock or unit split or combination, recapitalization or reorganization);

(x) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition or sale pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as will be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and the disposition of such Registrable Securities pursuant thereto;

(xi) take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration or Shelf Offering hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xiii) to the extent that any Holder, in its sole and exclusive judgment, might be deemed to be an underwriter of any Registrable Securities or a controlling person of the Company, permit such Holder to participate in the preparation of such registration or comparable statement and to allow such Holder to provide language for insertion therein, in form and substance satisfactory to the Company, which in the reasonable judgment of such Holder and its counsel should be included;

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(xiv) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, use reasonable best efforts to promptly obtain the withdrawal of such order;

(xv) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(xvi) cooperate with the Holders covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, or the removal of any restrictive legends associated with any account at which such securities are held, and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such Holders may request;

(xvii) if requested by any managing underwriter, include in any prospectus or prospectus supplement updated financial or business information for the Company’s most recent period or current quarterly period (including estimated results or ranges of results) if required for purposes of marketing the offering in the view of the managing underwriter;

(xviii) take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will take such action as is necessary to make any such prohibition inapplicable;

(xix) cooperate with each Holder covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with the preparation and filing of any applications, notices, registrations and responses to requests for additional information with FINRA, NYSE American or any other national securities exchange on which the shares of Common Stock are or are to be listed, and (B) to the extent required by the rules and regulations of FINRA, retain a Qualified Independent Underwriter acceptable to the managing underwriter;

(xx) in the case of any underwritten offering, use its reasonable best efforts to obtain, and deliver to the underwriter(s), in the manner and to the extent provided for in the applicable underwriting agreement, one or more cold comfort letters from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters;

(xxi) use its reasonable best efforts to provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement addressed to the Company, (i) on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a Demand Registration or Shelf Offering, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the closing date of the applicable sale, (A) one or more legal opinions of the Company’s outside counsel, dated such date, in form and substance as customarily given to underwriters in an underwritten public offering or, in the case of a non-underwritten offering, to the broker, placement agent or other agent of the Holders assisting in the sale of the Registrable Securities and (B) one or more “negative assurances letters” of the Company’s outside counsel, dated such date, in form and substance as is customarily given to underwriters in an underwritten public offering or, in the case of a non-underwritten offering, to the broker, placement agent or other agent of the Holders assisting in the sale of the Registrable Securities, in each case, addressed to the underwriters, if any, or, if requested, in the case of a non-underwritten offering, to the broker, placement agent or other agent of the Holders assisting in the sale of the Registrable Securities and (ii) customary certificates executed by authorized officers of the Company as may be requested by any Holder or any underwriter of such Registrable Securities;

(xxii) if the Company files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

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(xxiii) if the Company does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and

(xxiv) if the Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, use its reasonable best efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

(b) Automatic Shelf Registration Statements. If the Company files any Automatic Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, the Company agrees that, at the request of the Majority Holders, it will include in such Automatic Shelf Registration Statement such disclosures as may be required by Rule 430B in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment. If the Company has filed any Automatic Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, the Company shall, at the request of the Majority Holders, file any post-effective amendments necessary to include therein all disclosure and language necessary to ensure that the holders of Registrable Securities may be added to such Shelf Registration Statement.

(c) Additional Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing, as a condition to such seller’s participation in such registration.

(d) In-Kind Distributions. If a Holder seeks to effectuate an in-kind distribution of all or part of their Registrable Securities to their respective direct or indirect equityholders, the Company will, subject to any applicable lock-ups, work with the foregoing Persons to facilitate such in-kind distribution in the manner reasonably requested and consistent with the Company’s obligations under the Securities Act.

(e) Suspended Distributions. Each Person participating in a registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(a)(vi), such Person will immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4(a)(vi), subject to the Company’s compliance with its obligations under Section 4(a)(vi).

Section 5 Registration Expenses.

Except as expressly provided herein (including, without limitation, Section 1(a)), all out-of-pocket expenses incurred by the Company in connection with the performance of or compliance with this Agreement and/or in connection with any Demand Registration, Piggyback Registration or Shelf Offering, whether or not the same shall become effective, shall be paid by the Company, including, without limitation, (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “blue sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company or other depositary and of printing prospectuses and Company Free Writing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed (or on which exchange the Registrable Securities are proposed to be listed in the case of the Company’s initial Public Offering), (vii) all applicable rating agency fees with respect to the Registrable Securities, (viii) all reasonable fees and disbursements of one legal counsel for selling Holders selected by the Majority Participating Holders, (ix) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (x) all fees and expenses of any special experts or other Persons retained by the

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Company in connection with any Registration (xi) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (xii) all expenses of the Company related to the “road-show” for any underwritten offering, including all travel, meals and lodging. All such expenses are referred to herein as “Registration Expenses.” The Company shall not be required to pay, and each Person that sells securities pursuant to a Demand Registration, Shelf Offering or Piggyback Registration hereunder will bear and pay, all underwriting discounts and commissions applicable to the Registrable Securities sold for such Person’s account and all transfer taxes (if any) attributable to the sale of Registrable Securities.

Section 6 Indemnification and Contribution.

(a) By the Company. The Company will indemnify and hold harmless, to the fullest extent permitted by law and without limitation as to time, each Holder, such Holder’s officers, directors employees, agents, fiduciaries, stockholders, partners, members, affiliates, consultants and representatives, and any successors and assigns thereof, and each Person who controls such holder (within the meaning of the Securities Act) (the “Indemnified Parties”) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) (collectively, “Losses”) caused by, resulting from, arising out of, based upon or related to any of the following (each, a “Violation”) by the Company: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free-Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 6, collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the “blue sky” or securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. In addition, the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Losses. Notwithstanding the foregoing, the Company will not be liable in any such case to the extent that any such Losses result from, arise out of, are based upon, or relate to an untrue statement, or omission, made in such registration statement, any such prospectus, preliminary prospectus or Free-Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Company by such Indemnified Party expressly for use therein or by such Indemnified Party’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Indemnified Party with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties or as otherwise agreed to in the underwriting agreement executed in connection with such underwritten offering. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of such securities by such seller.

(b) By Holders. In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its officers, directors, employees, agents and representatives, and each Person who controls the Company (within the meaning of the Securities Act) against any Losses resulting from (as determined by a final and appealable judgment, order or decree of a court of competent jurisdiction) any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided that the obligation to indemnify will be individual, not

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joint and several, for each holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Claim Procedure. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice will impair any Person’s right to indemnification hereunder only to the extent such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties will have a right to retain one separate counsel, chosen by the Majority Holders, at the expense of the indemnifying party.

(d) Contribution. If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any Loss referred to herein, then such indemnifying party will contribute to the amounts paid or payable by such indemnified party as a result of such Loss, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such Loss as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) of this Section 6(d) is not permitted by applicable law, then in such proportion as is appropriate to reflect not only such relative fault but also the relative benefit of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the statement or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution will be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue (or, as applicable alleged) untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the Losses referred to herein will be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Release. No indemnifying party will, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(f) Non-exclusive Remedy; Survival. The indemnification and contribution provided for under this Agreement will be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract (and the Company and its Subsidiaries shall be considered the indemnitors of first resort in all such circumstances to which this Section 6 applies) and will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

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Section 7 Cooperation with Underwritten Offerings. No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the underwriters; provided that no Holder will be required to sell more than the number of Registrable Securities such Holder has requested to include in such registration) and (ii) completes, executes and delivers all questionnaires, powers of attorney, stock powers, custody agreements, indemnities, underwriting agreements and other documents and agreements required under the terms of such underwriting arrangements or as may be reasonably requested by the Company and the lead managing underwriter(s). To the extent that any such agreement is entered into pursuant to, and consistent with, Section 3, Section 4 and/or this Section 7, the respective rights and obligations created under such agreement will supersede the respective rights and obligations of the Holders, the Company and the underwriters created thereby with respect to such registration.

Section 8 Subsidiary Public Offering. If, after an initial Public Offering of the common equity securities of one of its Subsidiaries, the Company distributes securities of such Subsidiary to its equityholders, then the rights and obligations of the Company pursuant to this Agreement will apply, mutatis mutandis, to such Subsidiary, and the Company will cause such Subsidiary to comply with such Subsidiary’s obligations under this Agreement as if it were the Company hereunder.

Section 9 Joinder; Additional Parties; Transfer of Registrable Securities.

(a) Joinder. The Company may from time to time (with the prior written consent of the Majority Holders) permit any Person who acquires Common Stock (or rights to acquire Common Stock) to become a party to this Agreement and to be entitled to and be bound by all of the rights and obligations as a Holder by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit B attached hereto (a “Joinder”). Upon the execution and delivery of a Joinder by such Person, the Common Stock held by such Person shall become Registrable Securities, and such Person shall be deemed a Holder.

(b) Restrictions on Transfers. Prior to transferring any Registrable Securities to any Person (including, without limitation, by operation of law), the transferring Holder must first cause the prospective transferee to execute and deliver to the Company a Joinder, except that such consent and Joinder shall not be required in the case of (i) a transfer to the Company, (ii) a Public Offering, (iii) a sale pursuant to Rule 144 and/or (iv) a transfer in connection with a Sale of the Company. Any transfer or attempted transfer of Registrable Securities in violation of any provision of this Agreement will be void, and the Company will not record such transfer on its books or treat any purported transferee of such Registrable Securities as the owner thereof for any purpose (but the Company will be entitled to enforce against such Person the obligations hereunder).

Section 10 General Provisions.

(a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company and the Majority Holders; provided that no such amendment, modification or waiver that would treat a specific Holder in a manner materially and adversely different than any other Holder will be effective against such Holder without the consent of such Holder; provided further that the foregoing provision shall not apply to any amendments or modifications otherwise expressly permitted by this Agreement, including any required to add a party hereto. The failure or delay of any Person to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement will not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b) Remedies. The parties to this Agreement will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an

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adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party will be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d) Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(e) Successors and Assigns. Except as otherwise provided herein, this Agreement will bind and inure to the benefit and be enforceable by the Company and its successors and permitted assigns and the Holders and their respective successors and permitted assigns (whether so expressed or not).

(f) Notices. Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; but if not, then on the next Business Day, (iii) one (1) Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three (3) Business Days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications will be sent to the Company at the address specified on the signature page hereto or any Joinder and to any holder, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any party may change such party’s address for receipt of notice by giving prior written notice of the change to the sending party as provided herein. The Company’s address is:

Greenrose Acquisition Corp.

111 Broadway

Amityville, NY 11701

Attention: Chief Executive Officer

(g) Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period will automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(h) Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of New York.

(i) MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(j) CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER

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AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE WILL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(k) No Recourse. Notwithstanding anything to the contrary in this Agreement, the Company and each Holder agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, will be had against any current or future director, officer, employee, general or limited partner or member of any Holder or any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever will attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement will be by way of example rather than by limitation.

(m) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

(n) Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together will constitute one and the same agreement.

(o) Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto will re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument will raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(p) Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Holder agrees to execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(q) Dividends, Recapitalizations, Etc.. If at any time or from time to time there is any change in the capital structure of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment will be made in the provisions hereof so that the rights and privileges granted hereby will continue.

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(r) No Third-Party Beneficiaries. No term or provision of this Agreement is intended to be, or shall be, for the benefit of any Person not a party hereto, and no such other Person shall have any right or cause of action hereunder, except as otherwise expressly provided herein.

(s) Current Public Information. At all times after the Company has filed a registration statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and will take such further action as the Majority Holders may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities (or securities that would be Registrable Securities but for the final sentence of the definition of Registrable Securities) pursuant to Rule 144.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY
GREENROSE ACQUISITION CORP.
By:
Name:
Title:
HOLDER
By:
Name:
Title:
Address:

[Signature Page to Registration Rights Agreement]

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EXHIBIT A

DEFINITIONS

Capitalized terms used in this Agreement have the meanings set forth below.

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person and, in the case of an individual, also includes any member of such individual’s Family Group; provided that the Company and its Subsidiaries will not be deemed to be Affiliates of any holder of Registrable Securities. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) will mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Agreement” has the meaning set forth in the recitals.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 1(a).

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Company” has the meaning set forth in the preamble and shall include its successor(s).

“Demand Registrations” has the meaning set forth in Section 1(a).

“End of Suspension Notice” has the meaning set forth in Section 1(f)(iii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Excluded Registration” means any registration (i) pursuant to a Demand Registration (which is addressed in Section 1(a)), (ii) in connection with registrations on Form S-4 or S-8 promulgated by the SEC or any successor or similar forms) or (iii) on any form that does not permit the registration of Registrable Securities.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Holdback Period” has the meaning set forth in Section 3(a).

“Holder” means a holder of Registrable Securities who is a party to this Agreement (including by way of Joinder).

“Indemnified Parties” has the meaning set forth in Section 6(a).

“Joinder” has the meaning set forth in Section 9(a).

“Long-Form Registrations” has the meaning set forth in Section 1(a).

“Losses” has the meaning set forth in Section 6(c).

“Majority Holders” means the holders of a majority of the aggregate Registrable Securities.

“Majority Participating Holders” means the holders of a majority of the aggregate Registrable Securities to be included in a Public Offering.

“Other Holders” has the meaning set forth in the recitals.

“Piggyback Registrations” has the meaning set forth in Section 2(a).

“PIPE Investor” means any Person who purchased any of the Company’s equity in the PIPE Offering.

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“PIPE Offering” means the private investment offering consummated by the Company in connection with the Merger.

“Public Offering” means any sale or distribution by the Company, one of its Subsidiaries and/or Holders to the public of Common Stock or other securities convertible into or exchangeable for Common Stock pursuant to an offering registered under the Securities Act.

“Registrable Securities” means: (i) any Common Stock issued to a Holder pursuant to the Merger Agreement, and (ii) any equity securities of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (a) sold or distributed pursuant to a Public Offering, (b) sold in compliance with Rule 144, or (c) repurchased by the Company or a Subsidiary of the Company. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities, and the Registrable Securities will be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person will be entitled to exercise the rights of a holder of Registrable Securities hereunder (it being understood that a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to this Agreement). Notwithstanding the foregoing, any Registrable Securities held by any Person that may be sold under Rule 144(b)(1)(i) without limitation under any of the other requirements of Rule 144 will not be deemed to be Registrable Securities.

“Registration Expenses” has the meaning set forth in Section 5.

“Rule 144”, “Rule 158”, “Rule 405”, “Rule 415”, “Rule 430B” and “Rule 462” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the SEC, as the same will be amended from time to time, or any successor rule then in force.

“Sale Transaction” has the meaning set forth in Section 3(a).

“SEC” means the United States Securities and Exchange Commission.

“Securities” has the meaning set forth in Section 3(a).

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Shelf Offering” has the meaning set forth in Section 1(d)(i).

“Shelf Offering Notice” has the meaning set forth in Section 1(d)(i).

“Shelf Registrable Securities” has the meaning set forth in Section 1(d)(i).

“Shelf Registration” means the offer and sale of the Company’s securities pursuant to Rule 415 under the Securities Act.

“Shelf Registration Statement” has the meaning set forth in Section 1(d).

“Short-Form Registrations” has the meaning set forth in Section 1(a).

“Subsidiary” means, with respect to the Company, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the

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Company or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons will be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or will be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Suspension Event” has the meaning set forth in Section 1(f)(iii).

“Suspension Notice” has the meaning set forth in Section 1(f)(iii).

“Suspension Period” has the meaning set forth in Section 1(f)(i).

“Violation” has the meaning set forth in Section 6(a).

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

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EXHIBIT B

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of __________________, 2021 (as amended, modified and waived from time to time, the “Registration Agreement”), among Greenrose Acquisition Corp., a Delaware corporation (the “Company”), and the other persons named as parties therein (including pursuant to other Joinders). Capitalized terms used herein have the meaning set forth in the Registration Agreement.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of, the Registration Agreement as a Holder in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned will be deemed for all purposes to be a Holder, and the undersigned’s _________ shares of Common Stock will be deemed for all purposes to be Registrable Securities under the Registration Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, 20___.

Signature

Print Name
Address: _____________________________________

Agreed and Accepted as of

______________, 20___:

GREENROSE ACQUISITION CORP.

By:
Name:
Title:

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Exhibit I

Form of Lock-Up Agreement

Annex D-126

FORM OF LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of [•] by and among Greenrose Acquisition Corp., a Delaware corporation (together with its successors, “Parent”) and the undersigned (“Holder”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement (as defined below).

WHEREAS, Parent is a party to that certain that Agreement and Plan of Merger, dated as of March 12, 2021 (as amended from time to time in accordance with the terms thereof, the “Merger Agreement;” capitalized but undefined terms used in this Agreement shall have the meaning set forth in the Merger Agreement), by and among (i) Parent, (ii) GNRS NV Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), (iii) Shango Holdings Inc., a Nevada corporation (the “Company”), and (iv) Gary Rexroad, in his capacity as the Selling Securityholder’s Representative, pursuant to which, among other things, the Company will merge with and into Merger Sub, with the Company continuing as the surviving entity (the “Merger”, and, collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”);

WHEREAS, equity holders of the Company may be eligible to receive shares of Parent’s common stock, par value $0.0001 (the “Parent Common Stock”), and as a result of the Merger the Company will become a wholly-owned subsidiary of Parent, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the NRS;

WHEREAS, immediately prior to the Closing, Holder is a holder of the Company equity in such amounts as set forth underneath Holder’s name on the signature page hereto; and

WHEREAS, pursuant to the Merger Agreement, and in view of the valuable consideration to be received by Holder thereunder, the parties desire to enter into this Agreement, pursuant to which Holder may be eligible to receive shares of Parent Common Stock in the Transactions (all such securities, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Restricted Securities”) shall become subject to limitations on disposition as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Lock-Up Provisions.

(a) Holder hereby agrees not to, during the period commencing from: (1) for Restricted Securities issued to Holder on the 2021 Milestone Payment Date, the 2021 Milestone Payment Date; (2) for Restricted Securities issued to Holder on the 2022 Milestone Payment Date, the 2022 Milestone Payment Date; and (3) for Restricted Securities issued to Holder on the 2023 Milestone Payment Date, the 2023 Milestone Payment Date, and ending on the six (6) months anniversary of the 2021 Milestone Payment Date, the 2022 Milestone Payment Date or the 2023 Milestone Payment Date, as applicable (the “Lock-Up Period”): (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii) or (iii) above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise (any of the foregoing described in clauses (i), (ii) or (iii), a “Prohibited Transfer”). The foregoing sentence shall not apply to the transfer of any or all of the Restricted Securities owned by Holder (I) by gift, will or intestate succession upon the death of Holder, (II) to any Permitted Transferee or (III) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union; provided, however, that in any of cases (I), (II) or (III) it shall be a condition to such transfer that the transferee executes and delivers to Parent an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to Holder, and there shall be no further transfer of such Restricted Securities except in accordance with this Agreement. As used in this Agreement, the term “Permitted Transferee” shall mean: (1) the members of Holder’s immediate family (for purposes of this Agreement, “immediate family” shall mean with respect to any natural person, any of the following: such person’s spouse, the siblings of such person and his or her spouse, and the direct descendants and ascendants

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(including adopted and step children and parents) of such person and his or her spouses and siblings), including pursuant to operation of law pursuant to a qualified domestic order or in connection with a divorce settlement or by virtue of the laws of descent and distribution upon death, (2) any trust for the direct or indirect benefit of Holder or the immediate family of Holder, (3) if Holder is a trust, to the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust, (4) if Holder is an entity, as a distribution to limited partners, shareholders, members of, or owners of similar equity interests in Holder or (5) to any affiliate of Holder. Holder further agrees to execute such agreements as may be reasonably requested by Parent that are consistent with the foregoing or that are necessary to give further effect thereto.

(b) If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and Parent shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, Parent may impose stop-transfer instructions with respect to the Restricted Securities of Holder (and Permitted Transferees and assigns thereof) until the end of the Lock-Up Period.

(c) During the Lock-Up Period, each certificate evidencing any Restricted Securities, to the extent certificates are issued, shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF [•], BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), AND THE HOLDER NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(d) For the avoidance of any doubt, (i) Holder shall retain all of its rights as a shareholder of Parent with respect to the Restricted Securities during the Lock-Up Period, including the right to vote any Restricted Securities, but subject to the obligations under the Merger Agreement and (ii) the foregoing restrictions on transfer will not relate to any transactions involving shares of Parent Common Stock acquired in open market transactions after completion of the Transactions.

(e) Holder acknowledges and agrees that the issuance of the shares of Parent Common Stock are subject to the terms and provisions of the Merger Agreement and nothing in this Agreement shall be construed as a guarantee that any shares of Parent Common Stock shall be issued to Holder.

2. Miscellaneous.

(a) Termination of Merger Agreement. This Agreement shall be binding upon Holder upon Holder’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. In the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

(b) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all obligations of Holder are personal to Holder and may not be transferred or delegated by Holder at any time. Parent may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of Holder.

(c) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d) Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall

Annex D-128

be heard and determined exclusively in any state or federal court located in New York, New York (or in any appellate courts thereof) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 2(g). Nothing in this Section 2(d) shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(e) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2(e).

(f) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(g) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Parent: Greenrose Acquisition Corp. 111 Broadway Amityville, NY 11701 Attn: William F. Harley III Email: mickey@greenrosecorp.com with a copy to (which shall not constitute notice):

Tarter Krinsky & Drogin LLP
1350 Broadway, 11th Floor
New York, New York 10018
Attn: Guy N. Molinari, Esq.
Facsimile: (212) 216-8001
Telephone: (212) 216-1188
Email: gmolinari@tarterkrinsky.com

If to Holder, to: the address set forth below Holder’s name on the signature page to this Agreement.

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(h) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of Parent, the Selling Securityholder’s Representative and Holder. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(i) Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j) Specific Performance. Holder acknowledges that his/hers/its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by Holder, money damages will be inadequate and Parent will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by Holder in accordance with their specific terms or were otherwise breached. Accordingly, Parent shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(k) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any Ancillary Document. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Parent or any of the obligations of Holder under any other agreement between Holder and Parent or any certificate or instrument executed by Holder in favor of Parent, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Parent or any of the obligations of Holder under this Agreement.

(l) Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(m) Counterparts; Facsimile. This Agreement may also be executed and delivered by facsimile signature or by email in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

Annex D-130

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

PARENT
GREENROSE ACQUISITION CORP.
By:
Name:
Title:

[Holder Signature on the Following Page]

[Signature Page to Lock-Up Agreement]

Annex D-131

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

Holder:

Name of Holder: [______________________]

By:
Name:
Title:

Number and Type of Company Equity:

Company Shares of Common Stock:

Address for Notice:

Address:

Facsimile:
Telephone:
Email:

[Signature Page to Lock-Up Agreement]

Annex D-132

EXHIBIT 1.13

FINAL NET WORKING CAPITAL CALCULATION

Annex D-133

EXHIBIT 1.13

OMITTED

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Schedule 1.9(a)

Closing Payment Certificate

Annex D-135

Schedule A-1

Identified Employees

OMITTED

Annex D-136

Schedule A-2

Employees with Knowledge

OMITTED

Annex D-137

ANNEX E

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

by and among

GREENROSE ACQUISITION CORP.,

FUTUREWORKS HOLDINGS, INC.

and

FUTUREWORKS LLC

Dated as of
March 12, 2021

Annex E Page
Article 1 THE MERGER		E-1
1.1	The Merger	E-1
1.2	Effective Time	E-1
1.3	Effect of the Merger on Constituent Corporations	E-2
1.4	Certificate of Incorporation and Bylaws of Surviving Corporation	E-2
1.5	Directors and Officers of Surviving Corporation	E-2
1.6	Aggregate Consideration	E-2
1.7	Conversion at Effective Time	E-2
1.8	Calculation of Initial Consideration; Delivery of Closing Payment Certificate	E-3
1.9	Closing Payments; Payment Procedures; Surrender of Certificates	E-3
1.10	No Further Ownership Rights	E-4
1.11	Working Capital Adjustment	E-4
1.12	Withholding Taxes	E-6
1.13	Taking of Necessary Actions; Further Actions	E-6
1.14	Earnout Payments.	E-6
1.15	Tax Treatment	E-9

Article 2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY		E-9
2.1	Organization and Qualification	E-10
2.2	Authorization	E-10
2.3	Company Interests	E-10
2.4	Subsidiaries	E-11
2.5	Managers and Officers	E-11
2.6	No Conflicts; Approvals	E-12
2.7	Charter Documents; Books and Records	E-12
2.8	Company Financials	E-12
2.9	No Undisclosed Liabilities	E-13
2.10	Absence of Changes	E-13
2.11	Taxes	E-13
2.12	Legal Proceedings	E-15
2.13	Compliance with Laws	E-15
2.14	Permits; Cannabis Permits	E-16
2.15	Employee Benefit Plans; ERISA	E-16
2.16	Employees; Labor Relations.	E-17
2.17	Real Property	E-18
2.18	Environmental Matters	E-18
2.19	Title to Property	E-18
2.20	Intellectual Property Rights	E-18
2.21	Material Contracts	E-20
2.22	Insurance	E-22
2.23	Affiliate Transactions	E-22
2.24	Brokers	E-22
2.25	Banks and Brokerage Accounts; Powers of Attorney	E-22
2.26	Significant Suppliers	E-22
2.27	Takeover Statutes	E-23
2.28	Product Warranties; Product Liability	E-23
2.29	Compliance with OFAC	E-23
2.30	Disclosure	E-23
2.31	No Other Representations or Warranties	E-23

Annex E-i

Annex E Page
Article 3 REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		E-23
3.1	Organization and Qualification	E-23
3.2	Authorization	E-24
3.3	No Conflicts	E-24
3.4	Brokers	E-24
3.5	Trust Account; Sufficiency of Funds	E-24
3.6	Formation and Ownership of Merger Sub; No Prior Activities	E-25
3.7	Compliance with Laws, Orders and Permit	E-25
3.8	Capitalization and Parent Shares	E-25
3.9	SEC Reports; Financial Statements	E-26
3.10	Material Changes; Undisclosed Events, Liabilities or Developments	E-27
3.11	Litigation	E-27
3.12	OTCQX Compliance	E-27
3.13	Required Eligibility	E-27
3.14	Regulatory Redemption	E-27
3.15	Third Party Transactions	E-28
3.16	Company Representations and Warranties	E-28
3.17	Consolidated Return	E-28

Article 4 CONDUCT PRIOR TO THE EFFECTIVE TIME		E-28
4.1	Conduct of Business of the Company	E-28
4.2	No Solicitation.	E-29

Article 5 ADDITIONAL AGREEMENTS		E-30
5.1	Company Member Approval	E-30
5.2	Access to Information	E-30
5.3	Confidentiality	E-30
5.4	Expenses	E-31
5.5	Public Disclosure	E-31
5.6	Reasonable Efforts	E-32
5.7	Notification of Certain Matters	E-32
5.8	Delivery of Unit Ledger and Minute Books of the Company	E-32
5.9	Tax Matters	E-32
5.10	Employees and Contractors	E-34
5.11	Financial Statements	E-34
5.12	Audited Financial Statements
5.13	Omitted.
5.14	Preparation of Proxy Statement; Special Meeting.	E-35
5.15	Trust Fund Disbursement	E-36
5.16	Waiver of Conflicts Regarding Representation; Attorney-Client Privilege	E-37
5.17	Waiver of Claims Against Trust Account	E-38
5.18	Company Indebtedness	E-38
5.19	Assigned Contracts	E-38
5.20	Escrow Fund	E-38

Article 6 CONDITIONS TO THE MERGER		E-38
6.1	Conditions to Obligations of Each Party to Effect the Merger	E-38
6.2	Additional Conditions to the Obligations of Parent and Merger Sub	E-39
6.3	Additional Conditions to Obligations of the Company	E-40

Annex E-ii

Annex E Page
Article 7 SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS; INDEMNIFICATION		E-41
7.1	Survival of Representations, Warranties, Covenants and Agreements	E-41
7.2	Indemnification by Company Members	E-41
7.3	Indemnification by Parent	E-42
7.4	Limitations	E-42
7.5	Indemnification Procedures; Third Party Claims	E-43
7.6	No Contribution	E-46
7.7	Effect of Investigation	E-46
7.8	Exclusive Remedy	E-47

Article 8 TERMINATION, AMENDMENT AND WAIVER		E-47
8.1	Termination	E-47
8.2	Effect of Termination	E-48

Article 9 MISCELLANEOUS PROVISIONS		E-48
9.1	Subject to Approval of the MED	E-48
9.2	Notices	E-48
9.3	Entire Agreement	E-49
9.4	Third Party Beneficiaries	E-49
9.5	No Assignment; Binding Effect	E-50
9.6	Headings	E-50
9.7	Invalid Provisions	E-50
9.8	Governing Law	E-50
9.9	Waiver of Trial by Jury	E-50
9.10	Jurisdiction	E-50
9.11	Counterparts	E-51
9.12	Amendment and Modification	E-51
9.13	Extension; Waiver	E-51
9.14	Made Available	E-51
9.15	No Presumption Against Drafting Party	E-51

Article 10 DEFINITIONS		E-51
10.1	Definitions	E-51
10.2	Construction	E-64

TABLE OF EXHIBITS AND SCHEDULES

Exhibit A	Form of Certificate of Merger
Exhibit B	Form of Statement of Merger
Exhibit C	Calculation of Closing Working Capital Adjustment
Exhibit D	Form of Company Officer’s Certificate
Exhibit E	Form of Escrow Agreement
Exhibit F	Form of Assumption Agreement
Exhibit G	Form of Lock-Up Agreement
Exhibit H	Form of Registration Rights Agreement
Exhibit I	Form of Accredited Investor Certification
Exhibit J	Form of Parent Officer’s Certificate
Exhibit K	Form of Employment Agreement
Exhibit L	Form of Non-Competition Agreement
Annex E-iii

Company Disclosure Schedule

Section 2.1

Section 2.3(e)

Section 2.3(g)

Section 2.4(a)

Section 2.4(b)

Section 2.5

Section 2.8(b)

Section 2.8(c)

Section 2.11

Section 2.12(a)

Section 2.12(b)

Section 2.12(c)

Section 2.12(d)

Section 2.13(a)

Section 2.13(b)

Section 2.14(a)

Section 2.14(b)

Section 2.14(c)

Section 2.15(a)

Section 2.16(b)

Section 2.17(a)

Section 2.20(a)

Section 2.20(b)

Section 2.20(c)

Section 2.21(a)

Section 2.22

Section 2.23

Section 2.24

Section 2.25

Section 2.26(a)

Section 2.28(a)

Parent Disclosure Schedule

Section 3.4

Section 3.8(b)

Section 3.8(c)

Section 3.8(d)

Section 3.8(e)

Other Schedules

Schedule A-1	Company Employees with Knowledge
Schedule A-2	Parent Executives with Knowledge
Schedule 1.5	Officers of the Surviving Corporation
Schedule 5.14	Directors of Parent
Schedule 5.19	Assigned Contracts
Schedule 5.20	Yeomans Guaranty Contracts

Annex E-iv

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is effective as of March 12, 2021, by and among Greenrose Acquisition Corp., a Delaware corporation (“Parent”), Futureworks Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and Futureworks LLC, a Colorado limited liability company (the “Company”). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in Article 10.

RECITALS

WHEREAS, the managers or boards of directors, as applicable, of each of the Company, Parent and Merger Sub have each unanimously (i) determined that the merger of the Company with and into Merger Sub (the “Merger”) is advisable and fair to, and in the best interests of, their respective equity holders and (ii) approved the Merger upon the terms and subject to the conditions set forth in this Agreement pursuant to the applicable provisions of the Delaware General Corporation Law (the “DGCL”) and the Colorado Corporations and Associations Act (the “CO Act”), as applicable;

WHEREAS, the Company Members have entered into that certain Joinder and Release of Liability Agreement on even date herewith (the “Joinder Agreement”), pursuant to which the Company Members (1) have agreed to be parties to this Agreement solely with respect to their indemnification obligations under Article 7 and the waiver of claims against the Trust Account in Section 5.17, as though a party hereto; (2) waived any and all claims by the Company Members against the Company arising prior to the Closing; (3) waived any rights of pre-emption, purchase option rights, investors’ rights, transfer restriction rights, rights of first notice, negotiation, offer or refusal, rights of approval or other similar rights or restrictions with respect to the Company and the Company Interests; and (4) waived any appraisal rights with respect to the Company Interests, in each case of subclauses (2) – (4) in connection with the Transactions under Applicable Laws, the Company Charter, applicable Contracts and otherwise; and

WHEREAS, Parent is entering into an (a) Agreement and Plan of Merger, with Shango Holdings Inc., a Nevada corporation, and the other parties thereto, (b)  Agreement and Plan of Merger, with Theraplant, LLC, a Connecticut limited liability company, and (c) an Asset Purchase Agreement with True Harvest, LLC, an Arizona limited liability company, and the other parties thereto (each such agreement, as amended, restated, supplemented or otherwise modified from time to time, collectively, the “Third Party Transactions”).

NOW, THEREFORE, in consideration of the premises, and the covenants, promises, representations and warranties set forth herein, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the parties), intending to be legally bound hereby, the parties hereby agree as follows:

Article 1
THE MERGER

1.1 The Merger. At the Effective Time and upon the terms and subject to the conditions of this Agreement and the provisions of Applicable Laws, the Company shall be merged with the Merger Sub, the separate corporate existence of the Company shall cease, and the Merger Sub shall continue as the surviving corporation and as a wholly-owned Subsidiary of Parent. For times and periods after the Effective Time, the surviving corporation after the Merger is sometimes referred to herein as the “Surviving Corporation.”

1.2 Effective Time. Unless this Agreement is earlier terminated pursuant to Section 8.1, the closing of the Merger and the other Transactions contemplated hereunder (the “Closing”) will take place as promptly as reasonably practicable, but no later than two (2) Business Days following satisfaction or waiver of the conditions set forth in Article 6, remotely via the exchange of documents and signatures, unless another manner or time is agreed to by Parent and the Company. The date on which the Closing occurs is herein referred to as the “Closing Date.” The parties shall deliver the agreements, certificates, and other instruments and documents required to be delivered pursuant to Article 6 at or prior to the Closing. On the Closing Date, the parties shall cause the Merger to be consummated by filing (a) the Certificate of Merger, in substantially the form attached hereto as Exhibit A (the “Certificate of Merger”), with the Secretary of State of the State of Delaware in accordance with the DGCL, and (b) the Statement of Merger, in substantially the form attached hereto as Exhibit B (the “Statement of Merger”), with the Secretary of State of the State

Annex E-1

of Colorado in accordance with the CO Act (the time of acceptance by the Secretary of State of the State of Colorado of such filing or such later time as may be agreed to by the parties and set forth in such filing for the effectiveness of the Merger being referred to herein as the “Effective Time”).

1.3 Effect of the Merger on Constituent Corporations. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL and the CO Act. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Merger Sub and the Company shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of Merger Sub and the Company shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

1.4 Certificate of Incorporation and Bylaws of Surviving Corporation. At the Effective Time, by virtue of the Merger, the certificate of incorporation of the Surviving Corporation shall be amended and restated to be identical to the form of the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time; provided that such certificate of incorporation shall contain the provisions described in Section 3.14, and as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided therein and in accordance with Applicable Laws. From and after the Effective Time, the bylaws of the Surviving Corporation as in effect immediately prior to the Effective Time shall be amended and restated to be identical to the form of the bylaws of Merger Sub as in effect immediately prior to the Effective Time, and as so amended, shall be the bylaws of the Surviving Corporation, until thereafter amended as provided therein and in accordance with Applicable Laws.

1.5 Directors and Officers of Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation at the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation. The officers of the Surviving Corporation shall be as set forth on Schedule 1.5, each to hold office in accordance with the bylaws of the Surviving Corporation. In addition, unless otherwise determined by Parent prior to the Effective Time, Parent, the Company and the Surviving Corporation shall cause the directors and officers of Merger Sub immediately prior to the Effective Time to be the directors and officers, respectively, of each of the Company Subsidiaries immediately after the Effective Time, each to hold office as a director or officer of each such Company Subsidiary in accordance with the provisions of the Applicable Laws of the respective jurisdiction of organization and the respective bylaws or equivalent organizational documents of each such Company Subsidiary.

1.6 Aggregate Consideration. The aggregate consideration (the “Aggregate Consideration”) to be paid or issued by Parent in respect of all Company Interests shall be comprised of (a) Base Cash Consideration, minus (i) an amount equal to the Reagan Yeomans Indebtedness, minus (iii) the Escrow Cash, minus (iv) any Company Closing Transaction Expenses, and plus (v) an amount equal to the Closing Working Capital Adjustment, to the extent such amount is positive, or minus (v) the Closing Working Capital Adjustment, to the extent such amount is negative; (b) the Base Stock Consideration minus the Escrow Stock; (c) the amount released from the Escrow Fund to the Company Members pursuant to Section 7.5, if any; (d) the Post-Closing Working Capital Adjustment, to the extent such number is positive as determined in accordance with Section 1.11; and (e) the Earnout Payment, to the extent payable pursuant to Section 1.14.

1.7 Conversion at Effective Time. On the terms and subject to the conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holder of any of the Company Interests, the following shall occur automatically (except as expressly provided otherwise):

(a) Company Interests. All Company Interests issued and outstanding immediately prior to the Effective Time shall be cancelled and extinguished and converted into the right to receive the Aggregate Consideration (without interest thereon).

(b) Capital Stock of Merger Sub. Each share of Merger Sub Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation. From and after the Effective Time, each stock certificate of Merger Sub evidencing ownership of any Merger Sub Common Stock shall evidence ownership of such shares of capital stock of the Surviving Corporation.

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1.8 Calculation of Initial Consideration; Delivery of Closing Payment Certificate.

(a) Five (5) Business Days prior to the Closing Date, the Company shall deliver a spreadsheet (the “Closing Payment Certificate”) setting forth each of the following items and certified by the Chief Financial Officer and Treasurer of the Company to be true and correct:

(i) the Capitalization Table;

(ii) the Reagan Yeomans Indebtedness;

(iii) the Company Closing Transaction Expenses;

(iv) the Allocated Portion of the Base Stock Consideration to each of the Company Members; and

(v) the Allocated Portion of the Base Cash Consideration, less the Reagan Yeomans Indebtedness, to each of the Company Members.

Upon receipt of the Closing Payment Certificate, Parent will be entitled to review, make reasonable inquiries and request reasonable supporting documentations, and comment on the Closing Payment Certificate, and the Company shall consider Parent’s comments in good faith and deliver an updated Closing Payment Certificate to Parent no later than two (2) Business Days prior to the Closing Date to reflect the applicable revisions to the Closing Payment Certificate.

(b) In the event that (i) any Additional Consideration is payable to the Company Members, such Additional Consideration shall be distributed by delivering to each Company Member such Company Member’s Allocated Portion thereof, or (ii) any Payback Amount is payable to Parent and/or other Parent Indemnitee, such Payback Amount shall be distributed by each Company Member by delivering to Parent and/or other Parent Indemnitee such Company Member’s Allocated Portion thereof.

1.9 Closing Payments; Payment Procedures; Surrender of Certificates.

(a) Closing Payments.

(i) On the Closing Date, Parent shall cause to be delivered to each Company Member, by wire transfer of immediately available funds from the Trust Account and the PIPE Investment, an amount equal to the Allocated Portion of the cash component of the Initial Consideration, payable to such Company Member pursuant to Section 1.7(a).

(ii) On the Closing Date, Parent shall deliver the Escrow Cash to the Escrow Agent by wire transfer of immediately available funds, for deposit in the Escrow Fund (which shall be held and distributed in accordance with the terms of Article 7).

(iii) On the Closing Date, Parent shall deliver to Reagan Yeomans by wire transfer of immediately available funds, an amount equal to the Reagan Yeomans Indebtedness.

(iv) On the Closing Date, Parent shall deliver to the Company the Company Closing Transaction Expenses

(v) Subject to such Company Member having provided Parent with an executed Accredited Investor Certification in substantially the form of Exhibit I attached hereto (the “Accredited Investor Certification”), dated no earlier than ten (10) days prior to the Closing Date, on the Closing Date, Parent shall deliver to each Company Member certificates (or make appropriate alternative arrangements if uncertificated shares of Parent Common Stock represented by book-entry shares will be issued) representing the Allocated Portion of the shares of Parent Common Stock to be issued as the stock component of the Initial Consideration to such Company Member pursuant to Section 1.7(a).

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(vi) On the Closing Date, Parent shall deliver the Escrow Stock to the Escrow Agent, for deposit in the Escrow Fund, which shall be held and distributed in accordance with the terms of Article 7.

(vii) On the Closing Date, Parent shall deliver jointly to Reagan Yeomans and Chris Schonbachler, by wire transfer of immediately available funds, an amount equal to the Capital Expenditure Reimbursement; provided, that, Parent shall have received a statement, reasonably acceptable to it, showing the amount of such Capital Expenditure Reimbursement, including a description of the uses or intended uses by the Company and the Company Subsidiaries of such amounts (the “Capital Expenditure Statement”); provided, further, that Parent shall have no obligation hereunder to reimburse any amounts of Capital Expenditure Reimbursement exceeding Six Hundred Thousand Dollars ($600,000).

(b) Transfers of Ownership. If any cash amounts are to be disbursed pursuant to Section 1.6 in accordance with the Closing Payment Certificate to any Person other than the Person or entity whose name is registered in the Company Operating Agreement surrendered in exchange therefore, it will be a condition of the issuance or delivery thereof that (i) the Company Member requesting such disbursal shall provide Parent with such documentation requested by Parent to properly evidence such transfer, and (ii) the Person requesting such payment will have paid to Parent, or any agent designated by it, any transfer or other Taxes required by reason of the issuance of payment in any name other than that of the registered holder of the Company Interests surrendered, or established to the satisfaction of Parent or any agent designated by it that such Tax has been paid or is not payable.

(c) No Interest With Respect to Unexchanged Company Interests. No interest will be paid or accrue for the benefit of any holder of Company Interests or any Aggregate Consideration, or other amounts payable under this Article 1.

(d) No Liability or Obligation. Notwithstanding anything to the contrary in this Section 1.9, neither Parent, the Surviving Corporation, nor any party hereto shall be liable or have any other obligation in respect of any Aggregate Consideration and any other amounts payable under this Agreement for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Applicable Law.

1.10 No Further Ownership Rights. The consideration paid in respect of the surrender of Company Interests in accordance with the terms hereof shall be deemed to be in full satisfaction of all rights pertaining to such Company Interests. From and after the Effective Time, the holders of Company Interests shall cease to have any rights with respect to Company Interests represented thereby, except as otherwise set forth herein or by Applicable Laws. At the Effective Time, the transfer books of the Company shall be closed and there shall be no further registration of transfers of any Company Interests thereafter on the records of the Company. If, after the Effective Time, any Company Interest is presented to the Surviving Corporation, it shall be cancelled and exchanged as set forth in Section 1.7 and this Section 1.10.

1.11 Working Capital Adjustment.

(a) Determination of Closing Working Capital Adjustment. Not less than five (5) Business Days prior to the Closing Date, the Company shall prepare and deliver to Parent a reasonably detailed statement setting forth the calculation of the estimated Working Capital as of immediately prior to the Closing, without taking into account any of the Transactions occurring as part of the Closing (the “Estimated Closing Working Capital”), which shall be prepared in accordance with the methodology set forth on Exhibit C. To assist Parent in its review of the above calculations, the Company shall make available to Parent and its Representatives such information and in such detail used in connection therewith as is reasonably requested by Parent and subject to the Company’s customary protocols and Applicable Law. The “Closing Working Capital Adjustment” shall be an amount equal to the Estimated Closing Working Capital minus the Target Working Capital.

(b) Determination of Post-Closing Working Capital Adjustments.

(i) As soon as practicable after the Closing Date, but in any event within ninety (90) calendar days following the Closing Date, subject to Parent extending such date for up to an additional thirty (30) calendar days with the consent of the Company Members, such consent not to be unreasonably withheld or delayed, Parent shall prepare and deliver to the Company Members a reasonably detailed statement setting forth the calculation of the Working Capital of immediately prior to the Closing, without taking into account any of the Transactions occurring

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as part of the Closing (as finally determined pursuant to this Section 1.11, the “Final Working Capital”), which shall be prepared in accordance with the methodology set forth on Exhibit C. If the Company Members dispute the Final Working Capital as determined by Parent, then the Company Members shall deliver to Parent a written statement (the “Dispute Notice”) describing with reasonable detail the basis for any such dispute within thirty (30) calendar days after receiving the statement calculating the Final Working Capital. If the Company Members do not deliver the Dispute Notice to Parent within such thirty (30) calendar day period, then the determination of the Final Working Capital shall be deemed final and accepted by the Company Members. Parent, the Surviving Corporation and the Company Members will use reasonable efforts and act in good faith to resolve any such dispute themselves. If such dispute is not finally resolved within thirty (30) calendar days after Parent’s receipt of the Dispute Notice, either Parent or the Company Members may thereafter cause a nationally recognized firm of independent certified public accountants with nationwide audit, accounting and valuation practices as to which the Company Members and Parent agree in writing (the “Independent Accountant”) to review this Agreement promptly and the disputed items or amounts in determining the Final Working Capital. The Company Members, Surviving Corporation and the Parent, as applicable, will provide the accounting firm access to the Books and Records of Parent and/or Surviving Corporation and their Affiliates related to the calculation of the Final Working Capital. The Independent Accountant shall act as an expert not as an arbitrator. Within ten (10) calendar days after submission to the Independent Accountant for resolution, Parent and the Company Members shall each submit a written brief that indicates their position on each disputed matter and each such party’s determination of the amount of the Final Working Capital. The Independent Accountant shall make a written determination on each disputed matter no later than thirty (30) calendar days after submission to the Independent Accountant for resolution and such determination shall be conclusive and binding upon Parent and the Company Members with respect to that disputed matter, absent fraud or manifest error. Such determination for each disputed matter shall be bounded by the amount proposed by Parent and the amount proposed by the Company Members. The proposed Final Working Capital will be revised as appropriate to reflect the resolution of any such claims pursuant to this Section 1.11. The fees and disbursements of the Independent Accountant shall be paid by Parent, on the one hand, and the Company Members, on the other hand, on an inversely proportional basis, based upon the relative difference between the amounts in dispute that have been submitted to the Independent Accountant and the Independent Accountant’s final calculations. Solely by way of example, if Parent claimed that Final Working Capital is One Million Dollars ($1,000,000), the Company Members claimed in the Dispute Notice that Final Working Capital is One Million Five Hundred Thousand Dollars ($1,500,000), and the Independent Accountant determines that Final Working Capital is One Million One Hundred Thousand Dollars ($1,100,000), then Parent shall pay twenty percent (20%) of the Independent Accountant’s fees and disbursements and the Company Members shall pay eighty percent (80%) of the Independent Accountant’s fees and disbursements. Parent and the Company Members shall each pay their own fees and expenses related to such determination.

(ii) Parent and the Surviving Corporation will provide the Company Members and their legal, accounting and/or financial advisors with reasonable access during normal business hours to all materials related to the preparation of and proper calculation of the Final Working Capital, and shall make their financial staff and advisors available to the Company Members and their legal, accounting and/or financial advisors and to the Independent Accountant at any reasonable time during the review by the Company Members of the Final Working Capital and the resolution by Parent and the Company Members and/or the Independent Accountant of any objections thereto. Access to any work papers or analyses provided by Parent’s advisors shall be subject to their customary protocols for such access.

(c) Application of Post-Closing Working Capital Adjustments.

(i) If the amount of the Final Working Capital, as finally determined, is less than the Lower Target Working Capital, then within five (5) calendar days after the Final Working Capital is determined pursuant to this Section 1.11, the Company Members and Company shall pay to Parent an amount equal to the difference between the Closing Working Capital Adjustment and the Lower Target Working Capital (such amount, the “Company Post-Closing Working Capital Adjustment”) by executing and delivering to the Escrow Agent a joint written instruction as required by the Escrow Agreement directing the Escrow Agent to disburse such amount from the Escrow Funds in Escrow Cash.

(ii) If the amount of the Final Working Capital, as finally determined, is greater than the Higher Target Working Capital, then within five (5) calendar days after the Final Working Capital is determined pursuant to this Section 1.11, Parent shall pay to each Company Member such Company Member’s Allocated Portion

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of an amount equal to the difference between the Closing Working Capital Adjustment and the Higher Target Working Capital (such amount, the “Parent Post-Closing Working Capital Adjustment,” and together with the Company Post-Closing Working Capital Adjustment, the “Post-Closing Working Capital Adjustment”) by wire transfer of immediately available funds.

(d) Prorations. Except as provided in the Final Working Capital, all payments made by the Company for services, rent and other charges or expenses paid or payable with respect to the Company shall be prorated as of the Effective Time so that all such payments, prepayments or expenses attributable to the period ending as of the Effective Time shall be for the account of the Company, and all such payments, prepayments and expenses attributable to the period commencing with and following the Effective Time shall be for the account of Parent. Any prepayments existing as of the Effective Time shall accrue as part of the Final Working Capital.

(e) No Further Claim. After the determination of the Final Working Capital and the payment of any adjustments contemplated by this Section 1.11, no party shall have the right to make any claim based on the Working Capital as of the Effective Time (even if subsequent events or subsequently discovered facts would have affected the calculation of the Working Capital had such subsequent events or subsequently discovered facts been known at the time of the Closing), other than as a result of fraud or manifest error.

(f) Adjustments for Tax Purposes. Any payments made pursuant hereto shall be treated as an adjustment to the Aggregate Consideration by the parties for Tax purposes, unless otherwise required by Applicable Law.

1.12 Withholding Taxes. Each of Parent, Merger Sub, and the Escrow Agent shall be entitled to deduct and withhold from the consideration any amount otherwise payable in connection with the Transactions such amounts as Parent, Merger Sub, or the Escrow Agent is required to deduct and withhold under the Code or any provision of state, local or foreign Applicable Law with respect to any Person entitled to receive Aggregate Consideration or payments pursuant to the terms of this Agreement; provided Parent provides Company at least two (2) days prior notice of intent to withhold such amounts to allow Company to provide proof of exemption and such amounts are actually paid over to the applicable Tax Authority. To the extent that amounts are so deducted or withheld by Parent, Merger Sub, or the Escrow Agent, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person entitled to receive the applicable payment pursuant to the terms of this Agreement in respect of whom such deduction and withholding was made by Parent, Merger Sub, or the Escrow Agent.

1.13 Taking of Necessary Actions; Further Actions. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, the officers and directors of Parent, the Company and the Surviving Corporation are fully authorized in the name of their respective entities or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

1.14 Earnout Payments.

(a) Each Company Member shall be entitled to receive such Company Member’s Allocated Portion of the Earnout Payment as Additional Consideration in respect of all Company Interests such Company Member holds upon the Earnout Payment Date, as finally determined pursuant to Section 1.14(h)(iii).

(b) Subject to such Company Member having provided Parent with an executed Accredited Investor Certification dated no earlier than ten (10) days prior to the date on which Parent distributes a Certificate (as defined below) to such Company Member, if any Earnout Payment is payable pursuant to Section 1.14(a), Parent shall promptly, and in no event later than two (2) Business Days following the final determination of the Earnout Payment, distribute to the Company Members certificates, or if Parent Common Stock is not then evidenced by certificates, such other documentation as Parent provides to other holders of Parent Common Stock (each, a “Certificate”), representing shares of Parent’s Common Stock equal to such holder’s aggregate Allocated Portion thereof, with each Company Member entitled to receive such Company Member’s Allocated Portion of such amount.

(c) If Certificates are to be issued in a name other than as set forth in the Closing Payment Certificate, it will be a condition of the issuance thereof that the registered owner set forth in the Closing Payment Certificate shall

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execute such forms for transfer requested by Parent, including, but not limited to an Accredited Investor Certification, and that the Persons requesting such exchange will have paid to Parent any transfer or other Taxes required by reason of the issuance of Certificates in any name other than that of the registered holder set forth in the Closing Payment Certificate, or established to the satisfaction of Parent by it that such tax has been paid or is not payable.

(d) Notwithstanding anything to the contrary contained herein, no fraction of a share of Parent Common Stock will be issued by Parent by virtue of this Agreement or the Transactions contemplated hereby, and each Person who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock that otherwise would be received by such holder) shall instead have the number of shares of Parent Common Stock issued to such Person rounded up in the aggregate to the nearest whole share of Parent Common Stock.

(e) No dividends or other distributions declared or made after the Earnout Payment Date with respect to Parent Common Stock will be paid to the Company Members that have not yet surrendered their unit certificate(s) with respect to the shares of Parent Common Stock to be issued upon surrender thereof until the Company Members shall surrender the applicable certificate(s). Subject to all Applicable Laws, following surrender of any such certificate(s), Parent shall promptly deliver to the record holders thereof, without interest, the Certificates issued in exchange therefor and the amount of any such dividends or other distributions with a record date after the Earnout Payment Date theretofore paid with respect to such shares of Parent Common Stock.

(f) The Company Members hereby acknowledge and agree that:

(i) subject to Section 1.14(h)(iii) below, Parent will have the right to operate and conduct the Surviving Corporation post-Closing as it chooses in its sole discretion;

(ii) there are no assurances that the Earnout Payment will be payable; and

(iii) the right to receive the Earnout Payment will not be represented by a certificate, does not represent an ownership interest in Parent or any of its Affiliates (including the Surviving Corporation), and does not entitle any Company Member to any rights common to holders of Equity Interest in Parent or any of its Affiliates (including the Surviving Corporation).

(g) Notwithstanding Section 1.14(f) or anything herein to the contrary, during the period following the Closing until the Earnout Payment is finally determined pursuant to Section 1.14(h)(iii) and paid, if applicable, Parent and the Surviving Corporation shall, unless otherwise consented to in writing by the Company Members:

(i) maintain separate accounting Books and Records for the Surviving Corporation and each Company Subsidiary that will be used to make all calculations related to the Earnout Payment and make such Books and Records and the work papers and back-up materials used in preparing such calculations available to the Company Members and their accountants and other Representatives at reasonable times and upon reasonable notice;

(ii) act in good faith with respect to the oversight and control of the business and affairs of the Surviving Corporation and each Company Subsidiary (together with any successor to the operations thereof), and shall not act in a manner that would reasonably be expected to adversely affect the ability of the Company Members to earn the maximum amount of the Earnout Payments;

(iii) subject to the terms and conditions of his Employment Agreement and his compliance therewith, Chris Schonbachler shall serve as a Regional President of the Surviving Corporation after Closing, and, subject to reasonable and customary corporate governance, oversight, process and procedures and reporting obligations to the Board of Directors of the Surviving Corporation, the Parent and otherwise, Parent shall permit him (i) to manage the operations of the Surviving Corporation’s business and (ii) to hire, fire and determine the compensation and benefits of non-executive employees and employees earning less than Two Hundred Thousand Dollars ($200,000) in the aggregate inclusive of salary, bonuses and other compensation. All other hiring, firing and compensation decisions shall be subject to the Approval of the Board of Directors of Parent;

(iv) not sell or transfer substantially all or any material potion of the assets (whether by sale of stock, merger, consolidation or otherwise) of the Surviving Corporation or any Company Subsidiary or otherwise adopt any plan of merger, consolidation, reorganization (or similar plan or change of control transaction), liquidation or

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dissolution or filing of a petition in bankruptcy with respect to the Surviving Corporation or any Company Subsidiary under any provisions of federal or state bankruptcy Applicable Law or consent to the filing of any bankruptcy petition against the Surviving Corporation under any similar Applicable Law;

(v) continue the business of the Surviving Corporation and each Company Subsidiary and provide adequate capital for such continued operations and growth;

(vi) not allocate any overhead of Parent and/or its respective Affiliates to the Surviving Corporation and/or any Company Subsidiary;

(vii) not divert or defer any income, revenue or expense of the Surviving Corporation and/or any Company Subsidiary from one accounting period to another for the purpose of reducing the Earnout Payment;

(viii) not divert any sales or income away from the Surviving Corporation and/or any Company Subsidiary to any other Person that competes, directly or indirectly, with the business of the Company and/or any Company Subsidiary; and

(ix) use best efforts to promote the Surviving Corporation and each Company Subsidiary and preserve the goodwill of, and maintain satisfactory relationships with, those Persons having material business relationships with the Surviving Corporation and each Company Subsidiary.

In the event of any breach by Parent of this Section 1.14(h)(iii), as determined by a court of competent jurisdiction in accordance with the terms of this Agreement, which decision, judgment, decree or other Order has become final and not subject to further appeal, the Earnout Payments shall become immediately due and payable in full.

(h) Earnout Payment Targets.

(i) If the EBITDA for Ironton is no less than the Ironton Target EBITDA for the Earnout Period, then, so long as the Earnout Threshold has been achieved, on the Earnout Payment Date, subject to such Company Member having provided Parent with an executed Accredited Investor Certificate as further set forth herein, the Company Members shall be issued the number of shares of Parent Common Stock (based on the applicable Parent Common Stock Price) equal to Ten Million Dollars ($10,000,000).

(ii) If the EBITDA for Ironton is less than the Ironton Target EBITDA for the Earnout Period, then, so long as the Earnout Threshold has been achieved, on the Earnout Payment Date, subject to such Company Member having provided Parent with an executed Accredited Investor Certificate as further set forth herein, the Company Members shall be issued the number of shares of Parent Common Stock (based on the applicable Parent Common Stock Price) equal to: (y) Ten Million Dollars ($10,000,000), multiplied by (z) a quotient, the numerator of which is (i) the actual EBITDA for Ironton for the Earnout Period, and the denominator of which is (ii) the Ironton Target EBITDA.

(iii) In the event that Parent determines that the Company Members are not eligible for the full Earnout Payment, Parent shall, within thirty (30) Business Days following the Earnout Payment Date, notify the Company Members thereof. Parent shall include in such notice a statement setting forth Parent’s calculations in reasonable detail of the Earnout Payment (including all components thereof), payable and during the thirty (30) Business Day period after the delivery of such notice, the Company Members, upon providing advance notice to Parent in writing, shall have reasonable access to the Books and Records of Parent and its Affiliates (including, for the avoidance of doubt, the Surviving Company) to the extent reasonably related to its review of such calculations. If the Company Members dispute the Earnout Payment, and/or any component thereof, then the Company Members shall deliver to Parent a written statement (the “Earnout Dispute Notice”) describing with reasonable detail the basis for any such dispute within thirty (30) calendar days after receiving the statement calculating the Earnout Payment. If the Company Members do not deliver the Earnout Dispute Notice with respect to the Earnout Payment, as applicable, to Parent within such thirty (30) calendar day period, then the determination of the Earnout Payment shall be deemed final and accepted by the Company Members. Parent, the Surviving Corporation and the Company Members will use reasonable efforts and act in good faith to resolve any such dispute themselves. If such dispute is not finally resolved within thirty (30) calendar days after Parent’s receipt of the Earnout Dispute Notice with respect to the Earnout Payment, as applicable, either Parent or the Company Members may thereafter cause the Independent Accountant to

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review this Agreement promptly and the disputed items or amounts in determining the Earnout Payment, as applicable. The Company Members, Surviving Corporation and the Parent, as applicable, will provide the Independent Accountant access to the Books and Records of Parent and/or Surviving Corporation and their Affiliates related to the calculation of the Earnout Payment, as applicable (including all components thereof). The Independent Accountant shall act as an expert not as an arbitrator. Within twenty (20) calendar days after submission to the Independent Accountant for resolution, Parent and the Company Members shall each submit a written brief that indicates their position on each disputed matter and each such party’s determination of the amount of the Earnout Payment. The Independent Accountant shall make a written determination on each disputed matter no later than thirty (30) calendar days after submission to the Independent Accountant for resolution and such determination shall be conclusive and binding upon Parent and the Company Members with respect to that disputed matter, absent fraud or manifest error. Such determination for each disputed matter shall be bounded by the amount proposed by Parent and the amount proposed by the Company Members. The proposed Earnout Payment, as applicable, will be finally calculated to reflect the resolution of any such claims pursuant to this Section 1.14(h)(iii). The fees and disbursements of the Independent Accountant shall be paid by Parent, on the one hand, and the Company Members, on the other hand, on an inversely proportional basis, based upon the relative difference between the amounts in dispute that have been submitted to the Independent Accountant and the Independent Accountant’s final calculations. Solely by way of example, if Parent claimed that the Earnout Payment is One Million Dollars ($1,000,000), the Company Members claimed in the Earnout Dispute Notice that the Earnout Payment is One Million Five Hundred Thousand Dollars ($1,500,000), and the Independent Accountant determines that the Earnout Payment is One Million One Hundred Thousand Dollars ($1,100,000), then Parent shall pay twenty percent (20%) of the Independent Accountant’s fees and disbursements and the Company Members shall pay eighty percent (80%) of the Independent Accountant’s fees and disbursements. Parent and the Company Members shall each pay their own fees and expenses related to such determination. Parent and the Surviving Corporation will provide the Company Members and their legal, accounting and/or financial advisors with reasonable access during normal business hours to all materials related to the preparation of and proper calculation of the Earnout Payment, as applicable, and shall make their financial staff and advisors available to the Company Members and their legal, accounting and/or financial advisors and to the Independent Accountant at any reasonable time during the review by the Company Members of the Earnout Payment, as applicable, and the resolution by Parent and the Company Members and/or the Independent Accountant of any objections thereto. Access to any work papers or analyses provided by Parent’s advisors shall be subject to their customary protocols for such access.

1.15 Tax Treatment. The Merger is intended to constitute a “reorganization” within the meaning of Section 368(a) of the Code. From and after the Effective Time and until the Closing Date, each Party hereto shall use its reasonable efforts to cause the Merger to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Merger from qualifying as a reorganization under the provisions of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code, with Parent, Merger Sub, and the Company each being a “party to the reorganization” in which no gain or loss is recognized by either party or the Owners (the “Agreed Tax Treatment”). Furthermore, the parties agree to treat the Transactions contemplated by this Agreement consistent with the foregoing for federal and all applicable state, local and foreign tax purposes, and to not prepare or file any Tax Return inconsistent with the Agreed Tax Treatment. Notwithstanding the forgoing, the parties understand and agree that the consideration other than the Parent Common Stock will not be eligible for a “tax free” exchange treatment under Section 368 of the Code. Each of the Parties agrees to report the Merger transaction as such a reorganization and to comply with the reporting and recordkeeping requirements of Treasury Regulations 1.368-3.

Article 2
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants that each of the statements in this Article 2 is true, correct and complete as of the date hereof and shall be true and correct as of the Closing Date (except for such representations and warranties made only as of a specific date), subject only to such exceptions as are specifically disclosed with respect to specific numbered sections and lettered subsections of this Article 2 in the disclosure schedule, delivered herewith and dated as of the date hereof, and organized with corresponding numbered sections and lettered subsections (the “Company Disclosure Schedule”), it being agreed that any matter disclosed pursuant to any section of the Company Disclosure Schedule shall be deemed disclosed for purposes of any other section of the Company Disclosure Schedule to the extent the applicability of the disclosure to such other section is readily apparent on the face of such disclosure.

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2.1 Organization and Qualification. The Company is a limited liability company duly organized, validly existing and in good standing under the Applicable Laws of the State of Colorado and has full limited liability company power and authority to conduct its business as presently conducted and to own, use, license, lease and operate its Assets. The Company is duly qualified, licensed or admitted to do business and is in good standing (to the extent such concept or a comparable status is recognized) as a foreign corporation in each jurisdiction in which the ownership, use, licensing or leasing of its Assets, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for such failures to be so duly qualified, licensed or admitted and in good standing that could not reasonably be expected to have a Company Material Adverse Effect. The Company is not in material violation of any of the provisions of its Charter Documents and such Charter Documents are in full force and effect. Section 2.1 of the Company Disclosure Schedule sets forth each jurisdiction where the Company and the Company Subsidiaries are so qualified, licensed or admitted to do business and separately lists each other state, province or country in which the Company and any Company Subsidiary owns, uses, licenses or leases its respective Assets, or conducts business or has employees or engages independent contractors.

2.2 Authorization. The Company has full limited liability company power and authority to execute and deliver this Agreement and the Ancillary Agreements to which the Company is or, at the Closing, will become a party (each, a “Company Ancillary Agreement”), to perform its obligations hereunder and thereunder and to consummate the Transactions. Except for the Consent, no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance by the Company of this Agreement and each Company Ancillary Agreement, or to consummate the Transactions. This Agreement has been, and the Company Ancillary Agreements have been or will be, as applicable, duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof (and, in the case of the Company Ancillary Agreement, thereof) by Parent and/or the other parties thereto, each constitutes or will constitute, as applicable, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Applicable Laws relating to the enforcement of creditors’ rights generally and by general principles of equity.

2.3 Company Interests.

(a) The Capitalization Table sets forth the record and beneficial owners of all of the membership interests in the Company (the “Company Interests”), which constitute all of the outstanding capital equity of the Company.

(b) Except for the Company Interests as set forth on the Capitalization Table, and the capital equity of the Company Subsidiaries set forth in Section 2.4(a) of the Company Disclosure Schedule, (i) the Company and each Company Subsidiary has not issued or granted, and has not agreed to and is not obligated to issue or grant, any capital equity or other Equity Interest, (ii) there are no outstanding subscriptions, unit options, unit appreciation rights, phantom units, deferred units, performance units, restricted units or other compensatory equity or equity-linked awards, in any case, with respect to any security of or interest in the Company or any Company Subsidiary that have not expired or are otherwise terminated as of the date hereof (together, “Equity Awards”), (iii) warrants, rights, preemptive rights or other Contracts, commitments, understandings, plans or arrangements, including any right of conversion or exchange under any outstanding security, instrument or agreement, obligating the Company or any Company Subsidiary to issue or sell any capital equity or to grant, extend or enter into any option with respect thereto, and (iv) the Company is not a party to any agreement, arrangement or understanding (written or oral) under which it is obligated to issue or grant any Equity Award.

(c) The Closing Payment Certificate includes a spreadsheet (the “Capitalization Table”), including a true, correct and complete list of all Company Members and their respective addresses, indicating whether such holder is an employee or not an employee of the Company, the amount of Company Interests held by such Persons, the date of acquisition of such Company Interests, and such other information relevant thereto or which Parent may reasonably request.

(d) Each outstanding unit of capital equity or other Equity Interest of the Company, including the Company Interests: (i) has been duly authorized, validly issued, fully paid and is nonassessable, free and clear of any Lien and (ii) has been offered, sold and delivered by the Company in material compliance with all Applicable Laws and any applicable contractual restrictions.

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(e) Section 2.3(e) of the Company Disclosure Schedule lists all operating agreements, investors rights agreements, voting agreements, voting trusts, preemptive rights, rights of first offer, rights of first refusal and co-sale agreements, rights of first negotiation, rights to notice of an Acquisition Proposal from a third party, management rights agreements, and all other Contracts, complete and correct copies of which have been made available to Parent, to which the Company or any Company Subsidiary is a party or by which its properties or assets are bound that entitle any Person to any right of first offer, first refusal, first negotiation, notice, vote, novation, waiver, registration, dividend right of, as the case may be, in connection with the Equity Interests or Assets of the Company and any Company Subsidiary or the Transactions.

(f) The Closing Payment Certificate when delivered will be, true, correct and complete in all material respects.

(g) Section 2.3(g) of the Company Disclosure Schedule sets forth a true, complete and correct list of all material Indebtedness of the Company and each Company Subsidiary as of the Last Balance Sheet Date (the “Company Indebtedness”), identifying the creditor to which such Indebtedness is owed, the instrument under which Indebtedness is owed, and the amount of such Indebtedness as of the Last Balance Sheet Date. With respect to each item of such Indebtedness of the Company and each Company Subsidiary, the Company and the Company Subsidiaries are not in default and no payments are past due. Neither the Company nor any of the Company Subsidiaries has guaranteed or is responsible or has any Liability for any Indebtedness of any other Person, and neither the Company nor any of the Company Subsidiaries has guaranteed any other obligation of any other Person. There are no promissory notes or other Contracts evidencing Indebtedness of the Company, in each case, that are convertible into the right to receive any Company Interests. Except for the Company Indebtedness, no material Indebtedness is issued and outstanding.

2.4 Subsidiaries.

(a) Section 2.4(a) of the Company Disclosure Schedule sets forth the name, jurisdiction of incorporation or organization and authorized and outstanding capital, and the record and beneficial owners of the outstanding capital equity of each Company Subsidiary (the “Company Subsidiaries”; each, a “Company Subsidiary”) and the jurisdictions in which each of the Company and the Company Subsidiaries is qualified to do business. Each Company Subsidiary is an entity duly organized, validly existing and in good standing (to the extent such concept or a comparable status is recognized) under the Applicable Laws of the jurisdiction of its organization and has full corporate power and authority to conduct its business as presently conducted and to own, use, license, lease and operate its Assets. Each Company Subsidiary is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation in each jurisdiction in which the ownership, use, licensing or leasing of its Assets, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for such failures to be so duly qualified, licensed or admitted and in good standing that could not reasonably be expected to have a Company Material Adverse Effect. None of the Company Subsidiaries is in material violation of any of the provisions of its Charter Documents and such Charter Documents are in full force and effect. All the outstanding Equity Interests of each Company Subsidiary have been duly authorized, are validly issued, are fully paid and non-assessable and are free of any preemptive rights in compliance with Applicable Laws, including valid exemptions from registration under the Securities Act and all other Applicable Laws with respect to securities. The Company owns, directly or indirectly, all of the Equity Interests of each Company Subsidiary, free and clear of any Liens. There are no declared or accrued but unpaid dividends or other distributions with respect to any capital equity or other Equity Interests of any Company Subsidiary.

(b) Except as set forth in Section 2.4(b) of the Company Disclosure Schedule, the Company and each Company Subsidiary does not control, and has not since the Company’s or such Company Subsidiary’s, as applicable, inception controlled, directly or indirectly, any other corporation, or any limited liability company, partnership, joint venture, association or any other business entity, and the Company and each Company Subsidiary does not own any direct or indirect Equity Interest or other interest or any right (contingent or otherwise) or have any current or prospective obligation to acquire the same of, and has not at any time made any other material investment in, any other Person.

2.5 Managers and Officers. The names of each manager (or managing member or director) and officer of the Company and each Company Subsidiary on the date hereof, and his or her position with the Company and each Company Subsidiary, are listed in Section 2.5 of the Company Disclosure Schedule.

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2.6 No Conflicts; Approvals.

(a) The execution and delivery by the Company of this Agreement and the Company Ancillary Agreements, and each of the Company Subsidiaries of the Ancillary Agreements to which such Company Subsidiary is a party, do not, and the performance by the Company of its obligations under this Agreement and the Company Ancillary Agreements and by each of Company Subsidiaries of its obligations under the Ancillary Agreements to which such Company Subsidiary is a party, and the consummation of the Transactions do not and will not:

(i) Conflict with or result in a violation or breach of any of the material terms, conditions or provisions of the Company’s or any Company Subsidiary’s Charter Documents;

(ii) Conflict with or result in a material violation or material breach of any Applicable Law applicable to the Company, any Company Subsidiary or any of their respective material Assets; or

(iii) (a) Conflict with or result in a material violation or material breach of, (b) constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, (c) require the Company or any Company Subsidiary to obtain any consent, Approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (d) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (e) result in or give to any Person any additional right or entitlement to any increased, additional, accelerated or guaranteed payment or performance under, (f) result in the creation or imposition of (or the obligation to create or impose) any Lien upon the Company or any Company Subsidiary or any of their respective Assets under, or (g) result in the loss of any material benefit under, any Material Contract or Permit to which the Company or any Company Subsidiary is a party or by which any of the Company’s or any Company Subsidiary’s material Assets is bound.

(b) The membership interests in the Company owned by the Company Members represent (as of the applicable record date) one-hundred percent (100%) of the outstanding Company Interests.

2.7 Charter Documents; Books and Records.

(a) The Company has prior to the execution of this Agreement made available to Parent true, correct and complete copies of the Charter Documents of the Company and each Company Subsidiary and all other organizational documents, each as amended through the date hereof.

(b) The Company has prior to the execution of this Agreement made available to Parent true, correct and complete copies of the records of the Company and each of its Subsidiaries.

2.8 Company Financials.

(a) The Company shall, promptly after the date hereof, provide Parent a copy of the Company Financials. Such Company Financials shall be true, correct and complete in all material respects and have been prepared in accordance with the Books and Records of the Company and the Company’s accounting principles (subject to normal year-end adjustments and the absence of notes, which adjustments or notes will not be material in amount or significance). The Company Financials shall present fairly and accurately, in all material respects, the financial condition and operating results of the Company and the Company Subsidiaries (including assets, liabilities, profit, loss and cash flows) as of the dates and during the periods indicated therein, all in accordance with GAAP.

(b) Except as set forth in Section 2.8(b) of the Company Disclosure Schedule, the Company has at all times (i) made and kept true, correct and complete Books and Records in all material respects and (ii) maintained, enforced and complied with internal accounting controls that have at all times provided reasonable assurance that (A) transactions are not (and have not been) executed in contravention of management’s authorization, (B) material transactions are (and have been) recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is not (and has not been) permitted in contravention of management’s authorization, (D) all material information concerning the Company is (and has been) made known to the appropriate members of the Company’s management, and (E) all information required to be reported or reflected in the Company’s financial statements is (and has been) recorded, processed, summarized and timely reported to the appropriate members of the Company’s management, in all material respects. There has been (w) no significant change in the Company’s internal controls over financial reporting since the date hereof, (x) no significant deficiency

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or material weakness (or claim or allegation thereof) in the design or operation of the Company’s internal controls over financial reporting which would be reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information during any of the periods covered by the Company Financials, (y) to the Knowledge of the Company, no fraud, whether or not material, involving any Company Member or management or any other employee of the Company who has a significant role in the Company’s internal control over financial reporting, and (z) no change in any accounting policies, principles, methods or practices, including any change with respect to reserves (whether for bad debts, contingent liabilities or otherwise), of the Company since the date hereof. No audit firm has ever declined or indicated its inability to issue an opinion with respect to any financial statements of the Company.

(c) Except as set forth in Section 2.8(c) of the Company Disclosure Schedule, all of the accounts receivable, whether billed or unbilled, of the Company and the Company Subsidiaries arose in the ordinary course of business, are carried at values determined in accordance with the Company’s accounting principles, are not subject to any valid set-off or counterclaim, do not represent obligations for goods sold on consignment, on approval or on a sale-or-return basis or subject to any other repurchase or return arrangement, and, to the knowledge of the Company, are collectible except to the extent of reserves therefor set forth in the Company Financials or, for receivables arising subsequent to the Last Balance Sheet Date, as reflected on the Books and Records (which receivables are recorded in accordance with the Company’s accounting principles). No Person has any material Lien on any accounts receivable of the Company or any Company Subsidiary and no request or agreement for deduction or discount has been made with respect to any accounts receivable of the Company or any Company Subsidiary. Section 2.8(c) of the Company Disclosure Schedule sets forth the aging of the accounts receivable as of the Last Balance Sheet Date.

2.9 No Undisclosed Liabilities. Except as and to the extent adequately accrued or reserved against in the Last Balance Sheet, to the Knowledge of the Company neither the Company nor any Company Subsidiary has any Liability (whether or not required to be disclosed in a consolidated balance sheet of the Company and its Subsidiaries or disclosed in the notes thereto), except for any Liability incurred in the ordinary course of business consistent with past practice since the Last Balance Sheet, that are not, individually or in the aggregate, material to the Company or any of its Subsidiaries. There are no off-balance sheet arrangements to which the Company or any Company Subsidiary is a party or otherwise involving the Company or any Company Subsidiary.

2.10 Absence of Changes.

(a) Since the Last Balance Sheet Date, the respective businesses and operations of the Company and the Company Subsidiaries have been conducted only in the ordinary course consistent with past practice.

(b) Since the Last Balance Sheet Date, no Company Material Adverse Effect has occurred.

(c) Without limiting the foregoing, neither the Company, any Company Subsidiary nor, to the Knowledge of the Company, any Person acting on behalf of the Company or any Company Subsidiary, nor any of their respective Affiliates has taken, or omitted to take, in each case since the Last Balance Sheet, any action that, if taken, or omitted to be taken after the date of this Agreement, would constitute a breach of Section 4.1.

2.11 Taxes.

(a) The Company and each Company Subsidiary has timely filed with the appropriate Tax Authority all income and other material Tax Returns required to be filed. Except as set forth in Section 2.11 of the Company Disclosure Schedule, all such Tax Returns are true, correct and complete in all material respects. All income and other material Taxes due and owing by the Company or any Company Subsidiary (whether or not shown on any Tax Returns) have been timely paid. All income and other material Taxes of the Company or any Company Subsidiary that are not yet due and owing have been properly accrued on the Company Financials or, with respect to periods not covered by the Company Financials, on the Books and Records of the Company or Company Subsidiary, in each case, in accordance with the Company’s accounting principles. Neither the Company nor any Company Subsidiary is currently the beneficiary of any extension of time within which to file any Tax Return, nor has any such extension been requested. No written claim has ever been made by an authority in a jurisdiction where the Company or any Company Subsidiary does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. Neither the Company nor any Company Subsidiary has ever had any nexus with any jurisdiction where the Company (or the applicable Company Subsidiary as the case may be) does not file a Tax Return which nexus could subject it to Tax in such jurisdiction.

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(b) No deficiencies for Taxes of the Company or any Company Subsidiary have been claimed, proposed or assessed by any Tax Authority or other Governmental Authority. There are no pending or, to the Knowledge of the Company or any Company Subsidiary, threatened written audits, assessments or other actions for or relating to any liability in respect of Taxes of the Company (or any Company Subsidiary), and there are no matters under discussion with any Tax Authority or other Governmental Authority, or known to the Company or any Company Subsidiary with respect to Taxes, that are likely to result in an additional Liability for Taxes of the Company (or any Company Subsidiary). The Company has made available to Parent true, correct and complete copies of all material Tax Returns of the Company and each Company Subsidiary (and their respective predecessors) for all taxable years remaining open under the applicable statute of limitations, including for the most recent taxable year, and true, correct and complete copies of all examination reports and statements of deficiencies assessed against or agreed to by any of the Company or any Company Subsidiary (and any predecessors) since its inception. Neither the Company nor any Company Subsidiary has (nor has any predecessor) waived any statute of limitations in respect of Taxes (which waiver is still in effect) or agreed to any extension of time with respect to a Tax assessment or deficiency, (which extension has not yet lapsed), nor has any request been made in writing for any such extension or waiver. No power of attorney with respect to any Taxes of the Company or any Company Subsidiary has been executed or filed with any Tax authority.

(c) There are no Liens for Taxes on any assets of the Company or any Company Subsidiary other than Liens for Taxes not yet due and payable.

(d) Neither the Company nor any Company Subsidiary is party to or bound by (i) any Tax sharing, Tax allocation, Tax indemnification or similar agreement or arrangement that is currently in effect, other than any such agreement or arrangement as to which only Companies are parties, or (ii) any agreement or arrangement under which any of the Companies could be (a) liable for any material Taxes or other claims of any party, or (b) required to make payment to another Person (other than another of the Companies) for any Tax liabilities or with respect to any Tax benefits that are realized or deemed to be realized by any of the Companies, including, but not limited to, transaction tax benefits arising from a prior transaction, in each case, except for commercial agreements entered into in the ordinary course of business that are not primarily related to Taxes.

(e) Neither the Company nor any Company Subsidiary has any liability for any Taxes of any other Person (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Applicable Law), (ii) as a transferee or successor, (iii) by contract or (iv) otherwise. Neither the Company nor any Company Subsidiary has ever been a member of any consolidated, combined, affiliated, aggregate or unitary group of Persons for any Tax purpose.

(f) The Company and each Company Subsidiary has complied in all material respects with all Applicable Laws relating to the payment, reporting, withholding and collection of all Taxes of the Company’s or such Company Subsidiary’s income, assets or operations and has, within the time and manner prescribed by Applicable Laws, (i) properly withheld all Taxes of the Company or such Company Subsidiary’s income, assets or operations required to be withheld, including sums required to be withheld for Taxes in respect of all payments to employees, officers, directors, independent contractors, creditors, stockholders, members or any other Persons, (ii) collected all material sales, use, employment, value added, goods and services and any other similar Taxes of such Company’s or such Company Subsidiary’s income, assets or operations required to be collected, and (iii) timely remitted all Taxes of the Company or such Company Subsidiary’s income, assets or operations so withheld or collected to the appropriate Governmental Authority in accordance with Applicable Laws.

(g) Neither the Company nor any Company Subsidiary will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of or attributable to any of the following that occurred or existed on or prior to the Closing Date: (i) an installment sale or open transaction, (ii) a “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of any Applicable Law with respect to income tax), (iii) an intercompany item or excess loss account described in the Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of Applicable Law with respect to income tax), (iv) an election pursuant to Section 108(i) of the Code, or (v) a change in or adjustment to the accounting method of any of the Companies pursuant to Code Section 481 (or any predecessor provision) or any corresponding or similar provision of state, local or foreign Tax Law.

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(h) Neither the Company nor any Company Subsidiary (i) is a stockholder of a “controlled foreign corporation” as defined in Section 957 of the Code (or any similar provision of state, local or foreign Applicable Law), or (ii) is a stockholder in a “passive foreign investment company” within the meaning of Section 1297 of the Code.

(i) Neither the Company nor any Company Subsidiary has ever entered into any transaction identified as a “reportable transaction” for purposes of Treasury Regulations §§ 1.6011-4(b).

(j) Neither the Company nor any Company Subsidiary has ever been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(k) Neither the Company nor any Company Subsidiary has ever constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(a) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (a) in the two (2) years prior to the date of this Agreement or (b) in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code).

(l) Neither the Company nor any Company Subsidiary has ever participated in (or are participating) in an international boycott within the meaning of Section 999 of the Code.

(m) Neither the Company nor any Company Subsidiary has requested or received a ruling from any Tax Authority.

(n) The Company has made available to Parent true, correct and complete copies of all agreements and other Contracts relating to Tax holidays or Tax incentives of the Company and each Company Subsidiary, as in effect as of the date of this Agreement. The Company, and each Company Subsidiary, is and up until immediately before the Closing will be, in compliance in all material respects, with all requirements for any applicable Tax holidays or Tax incentives.

2.12 Legal Proceedings. Except as set forth in Section 2.12 of the Company Disclosure Schedule:

(a) There is no Action pending or, to the Knowledge of the Company, threatened against the Company, any Company Subsidiary or any of their Assets, or any of their directors or officers with regard to their actions as such;

(b) There is no Order outstanding or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary;

(c) No Action seeking to prevent, hinder, modify, delay or challenge the Transactions has occurred (whether or not remaining pending) or, to the Knowledge of the Company, is threatened; and

(d) There is no Action by the Company or any of the Company Subsidiaries pending, or which the Company or any of the Company Subsidiaries has commenced preparations to initiate, against any other Person.

2.13 Compliance with Laws.

(a) To the Knowledge of the Company, the Company and each Company Subsidiary is, and at all times has been, in compliance with all Applicable Laws, except where the failure to be in compliance could not reasonably be expected to have a Company Material Adverse Effect. Except as set forth on Section 2.13(a) of the Company Disclosure Schedule, to the Knowledge of the Company, neither the Company nor any Company Subsidiary has received written notice of any violation or alleged violation of any such Applicable Laws.

(b) Except as set forth on Section 2.13(b) of the Company Disclosure Schedule, the Company and each Company Subsidiary is not and has never been a party to any existing enforceable contract with any Governmental Authority, including any branch, division, agency or entity that is part of the United States or any state or local government, or any foreign government entity, agency, or instrumentality, including state-owned or state-controlled commercial entities. Except as set forth on Section 2.13(b) of the Company Disclosure Schedule, neither the Company nor any of the Company Subsidiaries has entered into any Contracts with any foundation or any public or private university, college, or other educational institution or research center.

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2.14 Permits; Cannabis Permits.

(a) The Company and each Company Subsidiary is, and has at all times been, in possession of all authorizations, licenses, permits, certificates, Approvals and clearances of any Governmental Authority necessary for the Company and each Company Subsidiary to own, lease and operate their respective properties or to conduct its business consistent with past practice (collectively, the “Permits”), a complete and correct list of which is set forth in Section 2.14(a) of the Company Disclosure Schedule and all of which are in full force and effect. Except as disclosed in Section 2.14(a) of the Company Disclosure Schedule, all applications for or renewals of all such Permits have been timely filed and made and no suspension, cancellation, modification, revocation or nonrenewal of any such Permit has occurred, is pending or, to the Knowledge of the Company, threatened. Subject to applicable Governmental Authority approvals of the Transactions prior to Closing, the Transactions will not affect the Company’s or any of the Company Subsidiaries’ ability to continue to have the use and benefit of all Permits and no such Permit will expire or be terminated, revoked, limited in scope or otherwise adversely affected as a result of the Transactions.

(b) Section 2.14(b) of the Company Disclosure Schedule sets forth an accurate and complete list of each Cannabis Permit held by the Company, including dates of issuance and expiration, and the Company has made available to Parent accurate copies of all such Cannabis Permits, including all renewals and all amendments thereof.

(c) Except as disclosed in Section 2.14(c) of the Company Disclosure Schedule, the Company and each Company Subsidiary is in compliance in all material respects with all applicable state and local laws and regulatory systems controlling the cultivation, harvesting, production, handling, storage, distribution, sale, and possession of cannabis. No Company Subsidiary imports or exports cannabis products from or to any foreign country.

2.15 Employee Benefit Plans; ERISA.

(a) Section 2.15(a) of the Company Disclosure Schedule sets forth each Plan. Neither the Company nor any ERISA Affiliate has in the last six (6) years contributed or has been obligated to contribute to any “employee pension plans” as defined in Section 3(2) of ERISA, subject to Title IV of ERISA or Section 412 of the Code, or has otherwise incurred any obligation or liability (including any contingent liability) under a “multiemployer plan” as defined in Section 3(37) of ERISA. True, correct and complete copies of the following documents with respect to each Plan have been made available or delivered to Parent, to the extent applicable: (i) any Plan documents and trust agreements (including all amendments thereto); (ii) the two most recent annual reports (Form 5500 and all Schedules thereto); (iii) the most recent summary Plan descriptions together with the summary or summaries of all material modifications thereto; (iv) material written communications to participants relating to the Plans; and (v) written descriptions of all non-written agreements relating to the Plans.

(b) Each Plan has been maintained, in all material respects, in accordance with its terms and with all provisions of ERISA, the Code and other applicable federal and state Applicable Laws. Neither the Company, any Plan nor, to the Knowledge of the Company, any trustee, administrator or other third-party fiduciary and/or party-in-interest thereof, has engaged in any breach of fiduciary responsibility or any “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) to which Section 406 of ERISA or Section 4975 of the Code applies and which could subject the Company or any Company Subsidiary to any material tax or penalty on prohibited transactions imposed by Section 4975 of the Code. Each Plan that is subject to Section 409A of the Code has been administered in all material respects and documented in compliance with the requirements of Section 409A of the Code.

(c) No Plan is intended to qualify under Section 401(a) of the Code.

(d) There are no pending, or to the Knowledge of the Company, threatened claims (other than routine claims for benefits) by, on behalf of or against any Plan or any trust related thereto which could reasonably be expected to result in any material liability to the Company or any Company Subsidiary, and no audit or other proceeding by a Governmental Authority is pending, or to the Knowledge of the Company, threatened with respect to any Company Plan.

(e) Neither the execution and delivery of this Agreement, nor the consummation of the Transactions will (whether alone or upon the occurrence of any additional or further acts or events), (i) entitle any current or former employee, director, officer or independent contractor of the Company or any Company Subsidiary to severance pay or any increase in severance pay, (ii) accelerate the time of payment or vesting, or increase the amount of compensation due to any such employee, director, officer or independent contractor, (iii) directly or indirectly cause the Company

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to transfer or set aside any assets to fund any benefits under any Plan, (iv) limit or restrict the right to merge, amend, terminate or transfer the assets of any Plan on or following the Effective Time, (v) require a “gross-up,” indemnification for, or payment to any individual for any Taxes imposed under Section 4999 of the Code or any other tax, or (vi) result in the payment of any amount that could, individually or in combination with any other such payment, constitute an “excess parachute payment” as defined in Section 280G(b)(1) of the Code (determined without regard to Section 280G(b)(4) of the Code) and no vote of the Company Members is required in order to comply with Section 280G of the Code.

(f) None of the Plans provide for post-employment life or health coverage for any participant or any beneficiary of a participant, except as may be required by COBRA or at the expense of the participant or participant’s beneficiary.

(g) Neither the Company nor any Company Subsidiary has ever maintained any Plan for the benefit of any employee or service provider (or former employee or service provider) who performs services outside the United States.

2.16 Employees; Labor Relations.

(a) Neither the Company nor any Company Subsidiary is a party to, bound by, negotiating or required to negotiate any collective bargaining agreement or other agreement with a labor union or other labor organization. No employees of the Company or any Company Subsidiary are represented by any labor union or other labor organization. To the Knowledge of the Company, there are no activities or proceedings of any labor union or other labor organization to organize any employees of the Company or any Company Subsidiary and no demand for recognition or certification as the exclusive bargaining representative of any employees has been made by or on behalf of any labor union or other labor organization. There are no pending or, to the Knowledge of the Company, threatened, and there have been no, strikes, lockouts, union organization activities (including, but not limited to, union organization campaigns or requests for representation), pickets, slowdowns, stoppages, material grievances or labor disputes or similar activity in respect of the business of the Company or any Company Subsidiary that may, individually or in the aggregate, interfere in any material respect with the respective business activities of the Company or any Company Subsidiary. The Company and each Company Subsidiary are not engaged in and have not engaged in any unfair labor practice that has resulted or could reasonably be expected to result, individually or in the aggregate, in any material liability to the Company or Company Subsidiary. There is no unfair labor practice charge against the Company or any Company Subsidiary pending or, to the Knowledge of the Company, threatened before the National Labor Relations Board or any similar Governmental Authority that could reasonably be expected to result in any material liability to the Company or any Company Subsidiary.

(b) Each employee of the Company or any Company Subsidiary is employed at will, and neither the Company nor any Company Subsidiary has any employee who is employed outside of the United States. To the Knowledge of the Company, each natural Person who is an independent contractor of the Company or any Company Subsidiary is properly classified as an independent contractor for purposes of all employment-related Applicable Laws and all Applicable Laws concerning the status of independent contractors. Section 2.16(b) of the Company Disclosure Schedule sets forth, individually and by category, each officer, employee, independent contractor and consultant, together with his or her employer/contracting entity, position title or function, date of hire/retention, compensation (including but not limited to, as applicable, annual base salary, wage rate, or fee, any incentives or commissions, and bonus potential), whether eligible for overtime compensation, vacation entitlement, any applicable severance arrangements, immigration status and whether actively employed or on a leave of absence.

(c) To the Knowledge of the Company, the Company and each Company Subsidiary is and has been in compliance in all material respects with all Applicable Laws respecting employment and employment practices, including, without limitation, all Applicable Laws respecting terms and conditions of employment, health and safety, wages and hours, overtime classification, child labor, immigration, employment discrimination, disability rights or benefits, equal opportunity, pay equity, plant closures and layoffs, severance, notice periods, affirmative action, workers’ compensation, labor relations, employee leave issues, social security or unemployment insurance or similar Taxes, and has not received any notice that it has not complied with or that it is liable for any arrearage of wages or any Tax or penalty for failure to comply with any of the foregoing. The Company and each Company Subsidiary is and has been in compliance with all notice and other requirements under the Workers Adjustment and Retraining Notification Act and any similar foreign, state or local Applicable Law relating to plant closings and layoffs. Neither the Company nor any Company Subsidiary is delinquent in payments to any current or former employees or consultants for any services or amounts required to be reimbursed or otherwise paid.

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(d) To the Knowledge of the Company, no officer, employee or consultant of the Company or any Company Subsidiary is bound by, subject to or obligated under any Contract or subject to any Applicable Law that would materially restrict the performance of such Person’s duties with the Company or a Company Subsidiary or the ability of the Company and or any Company Subsidiary to conduct its business.

2.17 Real Property.

(a) Section 2.17(a) of the Company Disclosure Schedule contains a true, correct and complete list of (i) each parcel of real property leased, licensed, utilized and/or operated by the Company or any Company Subsidiary (as lessor or lessee or otherwise) (the “Leased Real Property”) and (ii) all Liens relating to or affecting any parcel of real property referred to in clause (i) to which the Company or a Company Subsidiary is a party. Neither the Company nor any Company Subsidiary has made any material alterations, additions or improvements to any Leased Real Property that may be required to be removed at the termination of the applicable lease term.

(b) Neither the Company nor any Company Subsidiary owns or has ever owned any real property other than Company-owned leasehold improvements, if any, on the Leased Real Property.

2.18 Environmental Matters. The Company and the Company Subsidiaries have complied and are in compliance in all respects with all applicable Environmental Laws, except where the failure to be in compliance could not reasonably be expected to have a Company Material Adverse Effect. There is no Environmental Claim pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary or against any Person whose Liability for such Environmental Claim has been retained or assumed either contractually or by operation of law by the Company or any Company Subsidiary.

2.19 Title to Property.

(a) The Company and its Subsidiaries own, and have good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of their respective material tangible properties and material assets that are used or held for use in their respective businesses, including all of the assets reflected on the Last Balance Sheet or acquired in the ordinary course of business consistent with past practice since the Last Balance Sheet (except for those assets sold or otherwise disposed of for fair value since such date in the ordinary course of business consistent with past practice), in each case free and clear of any Liens, except as reflected on the Last Balance Sheet and except for such imperfections of title, if any, that do not interfere with the present value of the subject property. The assets owned or leased by the Company and its Subsidiaries constitute all of the assets necessary for the Company and its Subsidiaries to carry on their respective businesses as currently conducted. All tangible assets owned or leased by the Company or its Subsidiaries have been at all times maintained in all material respects in accordance with generally accepted industry practice, are in good operating condition and repair, ordinary wear and tear excepted, and are adequate for the uses to which they are being put.

(b) The Company and each Company Subsidiary owns, and has good and valid title to, the inventories of the Company and the Company Subsidiaries and such inventories are in the physical possession of the Company, one of the Company Subsidiaries or its suppliers or in transit to a customer or from a supplier of the Company or a Company Subsidiary, and none of the inventories has been pledged as collateral or otherwise is subject to any Liens or is held on consignment from others. The inventories were acquired or produced in the ordinary and usual course of business. All of the inventories of the Company and the Company Subsidiaries, whether reflected on the Company Financials or otherwise, are of a quality and quantity useable and saleable at original price in the ordinary and usual course of business consistent with past practice, except as reflected in the reserve for obsolete inventory on the Company Financials. All work-in-process and finished goods inventories held by the Company or any of the Company Subsidiaries are free of any material defect or other material deficiency.

2.20 Intellectual Property Rights.

(a) Section 2.20(a) of the Company Disclosure Schedule contains a true, correct and complete list of all Company Registered Intellectual Property as of the date hereof, including the following: (i) for each registered trademark, trade name or service mark, the application serial number or registration number, for each country or state in which the mark or application has been filed or from which the registration issued, such country, province or state, the date of filing or issuance, the names of all applicants, registrants and assignees, the class of goods covered, and

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the present status thereof; (ii) all domain names; and (iii) any material proceedings or actions pending as of the date hereof before any court or tribunal (including the PTO and any similar Governmental Authority anywhere in the world) relating to any of the Company Registered Intellectual Property. There are no patents, patent applications, copyrights or copyright applications that are Company Registered Intellectual Property.

(b) Each item of Company Registered Intellectual Property is valid, subsisting and enforceable, and all necessary registration, maintenance, renewal fees, annuity fees and Taxes in connection with the Company Registered Intellectual Property have been paid and all documents and certificates in connection with the Company Registered Intellectual Property have been filed with the relevant trademark or other authorities in the United States in accordance with Applicable Laws for the purposes of obtaining, perfecting and maintaining such Company Registered Intellectual Property. Section 2.20(b) of the Company Disclosure Schedule includes a true, correct and complete list of all actions that must be taken within one hundred eighty (180) days after the Closing Date with respect to any of the Company Registered Intellectual Property, including the payment of any registration, maintenance, renewal fee, annuity fee and Tax or the filing of any document, application or certificate for the purposes of obtaining, maintaining, perfecting, preserving or renewing any Company Registered Intellectual Property. To the Knowledge of the Company, the Company and each Company Subsidiary has complied with all applicable material notice and marking requirements for the Company Registered Intellectual Property. In each case in which the Company or any Company Subsidiary has acquired ownership of any Intellectual Property Rights from any Person, the Company or a Company Subsidiary has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in such Intellectual Property Rights (including the right to seek past and future damages with respect thereto) to the Company or a Company Subsidiary and, to the maximum extent required or appropriate to protect the Company and each Company Subsidiary’s ownership rights in and to such Intellectual Property Rights in accordance with all Applicable Laws, the Company or a Company Subsidiary has recorded each such assignment of Intellectual Property Rights with the relevant Governmental Authority, including the PTO.

(c) Section 2.20(c) of the Company Disclosure Schedule sets forth a true, correct and complete list of all Licenses and other Contracts pursuant to which the Company or any Company Subsidiary has licensed or otherwise received rights under or with respect to any Intellectual Property or Intellectual Property Rights owned by a third party (each, an “Inbound License”), including: (i) all Licenses and other Contracts pursuant to which the Company is granted rights in any such Intellectual Property or Intellectual Property Rights that is (a) embedded or incorporated into or distributed with any Company Product, (b) used or held for use by the Company in the development or support of any Company Product, or (c) used or held for use by the Company for any other purpose (excluding Licenses to Off-the-Shelf Software). Section 2.20(c) of the Company Disclosure Schedule sets forth all Licenses and other Contracts pursuant to which the Company has licensed or otherwise granted any rights under or with respect to any Company-Owned Intellectual Property Rights (each, an “Outbound License”).

(d) The Company or a Company Subsidiary owns the Company-Owned Intellectual Property Rights and all improvement, modification or derivative work thereof, in each case free and clear of any Liens, other than the Outbound Licenses. Neither the Company nor any Company Subsidiary has, except pursuant to Outbound Licenses, granted (and is not obligated to grant) to any other Person any License of or other right to use or practice any Intellectual Property or Intellectual Property Rights that are Company-Owned Intellectual Property Rights.

(e) The Company-Owned Intellectual Property Rights, together with the Intellectual Property Rights licensed to the Company and/or the Company Subsidiaries pursuant to the Inbound Licenses, include all the material Intellectual Property and material Intellectual Property Rights used in, or held for use in, or necessary for the conduct of the businesses of the Company and each Company Subsidiary as presently conducted in all material respects.

(f) Neither the Company nor any Company Subsidiary is obligated to license or otherwise make available any Intellectual Property or Intellectual Property Rights to any forum, consortium, standards body, or similar entity. Neither the Company nor any Company Subsidiary has made any submission or contribution to, and is not subject to any License or other Contract with, any standards bodies.

(g) Neither the Company nor any Company Subsidiary is bound by, and no Company-Owned Intellectual Property Rights or Company Products are subject to, any agreement or arrangement containing any covenant or other provision that in any way limits or restricts the ability of the Company or any Company Subsidiary to use, exploit, assert, or enforce any Company-Owned Intellectual Property Rights or Company Products anywhere in the world. Neither the Company nor any Company Subsidiary is obligated to provide any consideration (whether

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financial or otherwise) or account to any third party with respect to any exercise of rights by the Company or any Company Subsidiary, or any successor to the Company, in any Company-Owned Intellectual Property Rights or exploitation of any Company Product.

(h) Neither the Company nor any Company Subsidiary has brought any Action for infringement or violation of Intellectual Property Rights or breach of any License or other Contract involving Intellectual Property Rights against any Person. There is no Action pending or, to the Knowledge of the Company, threatened (i) alleging infringement, misappropriation or any other violation of any Intellectual Property Rights of any Person by the Company, any Company Subsidiary or any Company Product, or (ii) challenging the scope, ownership, validity, or enforceability of any Company-Owned Intellectual Property Rights.

(i) To the Knowledge of the Company, no Person has violated, infringed upon, or misappropriated any Company-Owned Intellectual Property Rights, and to the Knowledge of the Company no Person is currently violating, infringing upon, or misappropriating any Company-Owned Intellectual Property Rights. To the Knowledge of the Company, the operation of the businesses of the Company and each Company Subsidiary, do not infringe or misappropriate the Intellectual Property Rights of any Person. Neither the Company nor any Company Subsidiary has received from any Person any written notice (x) claiming that the use or other exploitation of any Company Product infringes or misappropriates the Intellectual Property Rights of any Person or (y) of third-party Intellectual Property Rights from a putative or potential licensor of such rights.

(j) The Company and all Company Subsidiaries have taken all commercially reasonable measures to protect and preserve the ownership of, or rights in, as applicable, all Company-Owned Intellectual Property Rights. The Company and each Company Subsidiary has a legal, valid and binding written agreement with each of its present and former employees that were involved in the development of any Company-Owned Intellectual Property Rights, enforceable in accordance with its terms, pursuant to which each such employee has assigned, and the Company or the Company Subsidiaries have obtained exclusive ownership of, all Intellectual Property and Intellectual Property Rights developed, created, conceived or reduced to practice by such employee during the course of his or her employment by the Company or any Company Subsidiary. To the extent that any Person other than an employee of the Company or any Company Subsidiary (an “Independent Contractor”) participated in the development, creation, conception or reduction to practice of any material Intellectual Property or material Intellectual Property Rights for the Company or any Company Subsidiary or any Company Product, the Company or a Company Subsidiary has a legal, valid and binding written agreement with such Independent Contractor with respect thereto, enforceable in accordance with its terms, by which such Independent Contractor has assigned, and the Company or a Company Subsidiary has obtained exclusive ownership of, all such Intellectual Property and Intellectual Property Rights by valid and enforceable assignment of such rights.

(k) The Company and the Company Subsidiaries have taken commercially reasonable steps to safeguard and maintain the secrecy and confidentiality of trade secrets and other confidential information of the Company or the Company Subsidiaries, including Software source code included within the Company-Owned Intellectual Property Rights.

(l) To the Knowledge of the Company, there has been no loss or damage, or unauthorized or illegal use, disclosure, modification, possession, interception, or other processing of or access to, or other misuse of, any of any Personal Information.

2.21 Material Contracts.

(a) Section 2.21(a) of the Company Disclosure Schedule contains a true, correct and complete list of all Contracts to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound that fall within the following categories (the Contracts listed or required to be listed, collectively, the “Material Contracts”), organized in subsections corresponding to the subsections of Section 2.21(a) of this Agreement:

(i) any Contract relating to, and evidences of, material Indebtedness of the Company or any Company Subsidiary (whether incurred, assumed, guaranteed or secured by any asset);

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(ii) any (a) Contract for the issuance or acquisition of any Equity Interests or any Assets of a substantial nature of the Company or any Company Subsidiary, or for the acquisition of any Equity Interests or any Assets of any Person or (b) joint venture or partnership, joint development, merger, asset or share purchase or divestiture Contract relating to the Company or any Company Subsidiary;

(iii) any Contract that (a) purports to limit, curtail or restrict the ability of the Company or any of the Company Subsidiaries to (or, from and after the Closing, the ability of Parent, the Surviving Corporation or their Subsidiaries to) (x) compete in any geographic area or line of business, make sales to any Person in any manner, or develop, market or distribute products or services, (y) use, exploit or enforce any Company-Owned Intellectual Property Rights or Company Products, or (z) hire or solicit any Person in any manner, or (b) grants the other party or any third Person “most favored nation” or similar status, any right of exclusivity, any type of special discount rights, any right of first refusal, first notice or first negotiation, or similar rights;

(iv) any Inbound License;

(v) any Outbound License;

(vi) any reselling, sales, marketing, merchandising or distribution Contract;

(vii) any other Contract, whether or not made in the ordinary course of business consistent with past practice, that (a) involves a future or Liability or receivable, as the case may be, in excess of Twenty Thousand Dollars ($20,000) on an annual basis or in excess of Fifty Thousand Dollars ($50,000) over the current Contract term, (b) has a term greater than one year and cannot be cancelled by the Company or a Company Subsidiary of the Company without penalty or further payment and without more than ninety (90) Business Days’ notice or (c) is material to the business, operations, assets, financial condition, results of operations or prospects of the Company and the Company Subsidiaries, taken as a whole;

(viii) any documents under which the Leased Real Property is leased, licensed, subleased or otherwise used or occupied by the Company or any Company Subsidiary;

(ix) any Contract pursuant to which the Company or any Company Subsidiary is the lessee or lessor of, or holds, uses or makes available for use to any Person (other than the Company or a Subsidiary thereof) any tangible personal property that involves an aggregate future Liability or receivable, as the case may be, in excess of Fifty Thousand Dollars ($50,000);

(x) any collective bargaining agreement or Contract with any labor union, works council or trade association;

(xi) any employment agreement, severance agreement or change in control agreement or Contract with any current director, officer, employee or consultant of the Company or any Company Subsidiary, other than those that are terminable at-will by the Company or such Company Subsidiary on no more than thirty (30) days’ notice, or with respect to employees employed outside the United States on no more than the minimum notice period required by Applicable Law, without liability or financial obligation;

(xii) any Contract obligating the Company or any of the Company Subsidiaries to indemnify, advance expenses to, or hold harmless any director, officer, employee or agent; and

(xiii) any Contract relating to settlement of any Action.

(b) True, correct and complete copies of all Material Contracts or, if not reduced to writing, reasonably complete and accurate written descriptions of which, together with all amendments and supplements thereto and all waivers of any terms thereof, have been or will be made available to Parent. Each Material Contract is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms against the

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Company or any Company Subsidiary; neither the Company nor any Company Subsidiary has received any claim or notice that it is in material violation or material breach of or default under any such Contract (or with notice or lapse of time or both, would be in material violation or material breach of or default under any such Contract).

2.22 Insurance. Section 2.22 of the Company Disclosure Schedule sets forth a true, correct and complete list as of the date hereof of all material insurance policies which cover the Company and the Company Subsidiaries or their businesses, properties, assets or employees (including self-insurance). Such policies are valid, binding and enforceable, all premiums thereon have been paid, and the Company and the Company Subsidiaries are otherwise in compliance with the terms and provisions of such policies other than any such non-compliance which has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or result in the cancellation of, any such policy. The Company and the Company Subsidiaries have not received either any notice of cancellation or non-renewal of any such policy. Section 2.22 of the Company Disclosure Schedule sets forth a true, correct and complete list as of the date hereof of all pending claims and the claims history of the Company and the Company Subsidiaries for the three (3) years immediately preceding the date of this Agreement (including with respect to insurance obtained but not currently maintained).

2.23 Affiliate Transactions. Except as set forth on Section 2.23 of the Company Disclosure Schedule, there are no Contracts or Liabilities between the Company or any Company Subsidiary, on the one hand, and any current or former officer, director, holder of any Equity Interests of the Company or any Company Subsidiary, or any of their Affiliates or other Related Persons (other than the Company and the Company Subsidiaries) (collectively, “Related Parties”), on the other hand and to the Knowledge of the Company, no Related Party possesses, directly or indirectly, any financial interest in, or holds a position as a director, officer or employee of, any Person which is a client, supplier, customer, lessor, lessee, or competitor or potential competitor of the Company or any Company Subsidiary. Ownership of securities of a company whose securities are registered under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, of five percent (5%) or less of any class of such securities shall not be deemed to be a financial interest for purposes of this Section 2.23.

2.24 Brokers. Except as set forth on Section 2.24 of the Company Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company or any of the Company Subsidiaries.

2.25 Banks and Brokerage Accounts; Powers of Attorney. Section 2.25 of the Company Disclosure Schedule sets forth (a) a true, correct and complete list of the names and locations of all banks, trust companies, securities brokers and other financial institutions at which the Company or any Company Subsidiary has an account (including “deposit accounts” as defined in 4-9-102 of the Colorado Commercial Code and “securities accounts” as defined in Section 4-8-501 of the Colorado Commercial Code) or a safe deposit box or maintains a banking, custodial, trading or other similar relationship, (b) a true, correct and complete list and description of each such account, box and relationship, indicating in each case the account number and the names of the respective officers, employees, agents or other similar Representatives of the Company or any Company Subsidiary having signatory power with respect thereto, (c) a list of each Investment Asset, the name of the record and beneficial owner thereof, the location of the certificates, if any, the maturity date, if any, and any stock or bond powers or other authority for transfer granted with respect thereto and (d) the names of all Persons holding powers of attorney from the Company or any of the Company Subsidiaries, complete and correct copies of which have been made available to Parent.

2.26 Significant Suppliers.

(a) Section 2.26(a) of the Company Disclosure Schedule lists the top five (5) suppliers of the Company and Company Subsidiaries taken together, during each of the past two (2) Fiscal Years (based on the aggregate Dollar amount of revenue recognized by the Company and its Subsidiaries during such year) (the “Significant Suppliers”).

(b) Neither the Company nor any of the Company Subsidiaries has received any notice, letter, complaint or other communication from any Significant Supplier to the effect that such supplier (i) has changed, modified, amended or reduced, or is reasonably likely to change, modify, amend or reduce, its business relationship with the Company or any of the Company Subsidiaries in a manner that is, or is reasonably likely to be, adverse to the Company or any of the Company Subsidiaries, or (ii) will fail to perform, or is reasonably likely to fail to perform,

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its obligations under any Contract with the Company or any of the Company Subsidiaries in any manner that is, or is reasonably likely to be, adverse to the Company or any of the Company Subsidiaries.

2.27 Takeover Statutes. No Takeover Statute under the CO Act applicable to the Company is applicable to the Merger or any of the other Transactions, except to the extent that the terms of the Takeover Statute have either been complied with or waived in accordance with Applicable Law.

2.28 Product Warranties; Product Liability. Except as set forth in Section 2.28 of the Company Disclosure Schedule, there is no Action by or before any Governmental Authority, including any Cannabis Regulatory Authority, relating to any product, including the packaging and advertising related thereto, designed, formulated, manufactured, processed or sold by the Company or any Company Subsidiary (each, a “Product”, and collectively, “Products”); nor are there any Actions involving a Product which is, to the Knowledge of the Company, pending or threatened, by any Person. There has not been, nor is there under consideration by the Company or any Company Subsidiary, any Product recall or post-sale warning conducted by or on behalf of the Company or any Company Subsidiary concerning any Product.

2.29 Compliance with OFAC. None of the Company or any Company Subsidiary or, to the Knowledge of the Company, any director, manager, officer, agent, employee or Affiliate of the Company or any Company Subsidiary is a Person that is, or is owned or controlled by a Person that is, currently the subject or target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”). Since the Company’s and each Company Subsidiary’s inception, the Company and such Company Subsidiary has not, to the Company’s Knowledge, engaged in and, to the Company’s Knowledge, is not now engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, and Syria.

2.30 Disclosure. None of the representations and warranties contained in this Article 2 or any statement made in any Schedule (including the Company Disclosure Schedule) or certificate furnished by the Company contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which such statements were made, not misleading.

2.31 No Other Representations or Warranties. Except for the representations and warranties contained in this Article 2 and the Company Disclosure Schedule, the Company makes no other express or implied representation or warranty and hereby disclaims any such representations or warranties.

Article 3
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent hereby represents and warrants that each of the statements in this Article 2 is true, correct and complete as of the date hereof and shall be true and correct as of the Closing Date (except for such representations and warranties made only as of a specific date), subject only to such exceptions as are specifically disclosed with respect to specific numbered sections and lettered subsections of this Article 2 in the disclosure schedule, delivered herewith and dated as of the date hereof, and organized with corresponding numbered sections and lettered subsections (the “Parent Disclosure Schedule”), it being agreed that any matter disclosed pursuant to any section of the Parent Disclosure Schedule shall be deemed disclosed for purposes of any other section of the Parent Disclosure Schedule to the extent the applicability of the disclosure to such other section is readily apparent on the face of such disclosure.

3.1 Organization and Qualification.

(a) Parent is a corporation duly organized, validly existing and in good standing under the Applicable Laws of the State of Delaware. Parent has full corporate power and authority to conduct its business as presently conducted and as presently proposed to be conducted and to own, use and lease its Assets. Parent is duly qualified, licensed or admitted to do business and is in good standing in each jurisdiction in which the ownership, use, licensing

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or leasing of its Assets, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for such failures to be so duly qualified, licensed or admitted and in good standing that could not reasonably be expected to have a Parent Material Adverse Effect.

(b) Merger Sub is a corporation duly organized, validly existing and in good standing under the Applicable Laws of the State of Delaware.

3.2 Authorization. Each of Parent and Merger Sub has full corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution and delivery by Parent and Merger Sub of this Agreement and the Ancillary Agreements to which it is a party and the consummation by Parent and Merger Sub of the Transactions have been duly and validly authorized by all necessary action by the Board of Directors of Parent and Merger Sub, and, other than approval by Parent’s stockholders as further set forth herein, no other corporate proceedings on the part of either Parent or Merger Sub is required to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements to which it is a party and the consummation by Parent and Merger Sub of the Transactions. This Agreement and the Ancillary Agreements to which each of Parent and Merger Sub is a party have been or will be, as applicable, duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery hereof by the Company and/or the other parties thereto, constitutes or will constitute, as applicable, a legal, valid and binding obligation of each of Parent and Merger Sub enforceable against each of Parent and Merger Sub in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Applicable Laws relating to the enforcement of creditors’ rights generally and by general principles of equity.

3.3 No Conflicts. The execution and delivery by Parent and Merger Sub of this Agreement and the Ancillary Agreements to which it is a party do not, and the performance by Parent and Merger Sub of their obligations under this Agreement and the Ancillary Agreements to which it is a party and the consummation of the Transactions will not:

(a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or bylaws of Parent or the certificate of incorporation or bylaws of Merger Sub;

(b) conflict with or result in a violation or breach of any Applicable Law applicable to Parent or Merger Sub or their Assets; or

(c) (i) conflict with or result in a material violation or material breach of, (ii) constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, (iii) require the Parent or Merger Sub to obtain any consent, Approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (v) result in or give to any Person any additional right or entitlement to any increased, additional, accelerated or guaranteed payment or performance under, (vi) result in the creation or imposition of (or the obligation to create or impose) any Lien upon the Parent or Merger Sub or any of their respective Assets under, or (vii) result in the loss of any material benefit under, any Contract or Permit to which the Parent or Merger Sub is a party or by which any of the Parent’s or Merger Sub’s Assets is bound.

3.4 Brokers. Except as set forth on Section 3.4 of the Parent Disclosure Schedule, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or similar fee or commission in connection with this Agreement and the Transactions based on arrangements made by or on behalf of Parent and Merger Sub.

3.5 Trust Account; Sufficiency of Funds.

(a) As of the date of this Agreement and at the Closing Date, Parent has and will have no less than One Hundred Seventy-Two Million Five Hundred Thousand Dollars ($172,500,000) invested in United States Government securities or money market funds meeting the conditions under Rule 2a-7(d) promulgated under the Investment Company Act of 1940, as amended, in a trust account administered by Continental (the “Trust Account”) pursuant to the Trust Agreement, less such amounts, if any, as Parent is required to pay pursuant to the Redemption; provided, that,

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notwithstanding the Redemption, the amount remaining in the Trust Account and funds received by Parent from the PIPE Investment shall, at the Closing Date, be an amount of immediately available funds equal or greater than the sum of (i) the Base Cash Consideration and (ii) the aggregate amount of cash payable at closing under each of the Third Party Transactions. The Trust Account will be utilized in accordance with Section 5.13. The Trust Agreement is valid and in full force and effect and enforceable in accordance with its terms and has not been amended or modified. There are no separate agreements, side letters or other agreements that would cause the description of the Trust Agreement in the SEC Reports to be inaccurate in any material respect and/or that would entitle any person (other than the underwriters of the initial public offering of Parent Common Stock, Parent’s public stockholders who have elected to redeem their Parent Common Stock pursuant to the Charter Documents (or in connection with an extension of Parent’s deadline to consummate a merger) or Governmental Authority for Taxes) to any portion of the proceeds in the Trust Account. Parent has sufficient funds in the Trust Account to pay the Aggregate Consideration pursuant to this Agreement.

(b) Reference is made to the final prospectus of Parent., dated as of February 10, 2020, and filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 333-235724) on February 10, 2020 (the “Prospectus”). Except as otherwise described in the Prospectus, monies from the Trust Account may be disbursed only: (a) to the public stockholders in the event they elect to redeem their Parent shares in connection with the consummation of Parent’s initial business combination (the “Business Combination”), (b) to the public stockholders if Parent fails to consummate a Business Combination within 18 months after the closing of the IPO (which time period may be extended as described in the Prospectus), (c) with respect to any interest earned on the amounts held in the Trust Account, as necessary to pay income or other tax obligations, or (d) to Parent after or concurrently with the consummation of a Business Combination.

3.6 Formation and Ownership of Merger Sub; No Prior Activities.

(a) Merger Sub was formed solely for the purpose of engaging in the Transactions as contemplated by this Agreement. All of the issued and outstanding capital stock of Merger Sub are validly issued, fully paid and non-assessable and are owned, beneficially and of record, by Parent free and clear of all security interests, Liens, claims, pledges, options, rights of first refusal, stockholder agreements, limitations on Parent’s voting rights, charges and other encumbrances of any nature whatsoever.

(b) As of the date hereof and as of the Effective Time, except for (i) obligations or liabilities incurred in connection with its organization and (ii) this Agreement and any other agreements or arrangements contemplated by this Agreement or in furtherance of the Transactions contemplated hereby and the obligations or Liabilities incurred in connection therewith, Merger Sub has not incurred, directly or indirectly, through any of its Affiliates, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

3.7 Compliance with Laws, Orders and Permit. Each of Parent and Merger Sub is and has been, and has conducted its business, in compliance with all Applicable Laws. Parent and Merger Sub requires each of their respective employees and contractors to comply with such Applicable Laws. Neither Parent nor Merger Sub has received written notice of any violation or alleged violation of any such Applicable Laws.

3.8 Capitalization and Parent Shares.

(a) As of the date of this Agreement, the authorized capital stock of Parent consists of Seventy Million (70,000,000) shares of Parent Common Stock and One Million (1,000,000) shares of preferred stock, par value $0.0001 per share (“Parent Preferred Stock” and together with the Parent Common Stock, the “Parent Stock”), of which Twenty-One Million Eight Hundred Ninety-Two Thousand Five Hundred (21,892,500) shares of Parent Common Stock, all of which are validly issued, fully paid and non-assessable, and no shares of Parent Preferred Stock are issued and outstanding.

(b) Except as provided for in this Agreement or as set forth in Section 3.8(b) of the Parent Disclosure Schedule, (i) no shares of Parent Common Stock are reserved for issuance upon the exercise of outstanding options to purchase Parent Stock granted to employees of Parent or other Persons (“Parent Stock Options”) and there are no outstanding Parent Stock Options; (ii) Nineteen Million Two Hundred Thirty Thousand (19,230,000) shares of Parent Common Stock are reserved for issuance upon the exercise of outstanding warrants to purchase Parent Stock (“Parent

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Warrants”); and (iii) no shares of Parent Common Stock are reserved for issuance upon the conversion of the Parent Preferred Stock or any outstanding convertible notes, debentures, or other securities (collectively, “Parent Convertible Securities”) and there are no outstanding Parent Convertible Securities. All shares of Parent Common Stock subject to issuance, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, and non-assessable. All outstanding shares of Parent Common Stock and all outstanding Parent Warrants have been issued and granted in compliance with (x) all Applicable Laws with respect to securities and (in all material respects) other Applicable Law, and (y) all requirements set forth in any of Parent’s Charter Documents.

(c) Except as provided for in this Agreement or as set forth in Section 3.8(c) of the Parent Disclosure Schedule, there are no subscriptions, options, warrants, equity securities, or other ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Parent or Merger Sub is a party or by which it is bound obligating Parent or Merger Sub to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock or other ownership interests of Parent or Merger Sub or obligating Parent or Merger Sub to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment, or agreement. Neither Parent nor Merger Sub has any outstanding bonds, debentures, notes or other obligations the holders of which have or upon the happening of certain events would have the right to vote (or which are convertible into or exercisable or exchangeable for securities having the right to vote) with the stockholders of Parent or Merger Sub on any matter.

(d) Except as set forth in Section 3.8(d) of the Parent Disclosure Schedule, or as contemplated by this Agreement, there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan, or other agreements or understandings to which Parent or Merger Sub is a party or by which Parent or Merger Sub is bound with respect to any class of the Parent Stock or Merger Sub Common Stock.

(e) Except as provided for in this Agreement or as set forth in Section 3.8(e) of the Parent Disclosure Schedule, as a result of the consummation of the Transactions contemplated hereby, no shares of capital stock, warrants, options, or other securities of Parent or Merger Sub are issuable and no rights in connection with any shares, warrants, options, or other securities of the Parent or Merger Sub accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility or otherwise).

(f) No outstanding shares of Parent Stock or Merger Sub Common Stock are unvested or subjected to a repurchase option, risk of forfeiture, or other condition under any applicable agreement with Parent or Merger Sub.

(g) The shares of Parent Common Stock to be issued by Parent in connection with the Merger, upon issuance in accordance with the terms of this Agreement, will be duly authorized and validly issued and such shares of Parent Common Stock will be fully paid and non-assessable, free and clear of all Liens.

(h) The authorized and outstanding share capital of Merger Sub is One Thousand (1,000) shares of common stock, par value $0.00001 per share (“Merger Sub Common Stock”). Parent owns all of the Merger Sub Common Stock, free and clear of all Liens and there are no other outstanding equity securities of Merger Sub except for the Merger Sub Common Stock.

3.9 SEC Reports; Financial Statements. Parent has filed all reports, Schedules, forms, statements and other documents required to be filed by Parent under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of Parent included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may

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not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Parent and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

3.10 Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the Effective Time: (a) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Parent Material Adverse Effect, (b) Parent has not incurred any Liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (ii) liabilities not required to be reflected in the Parent’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, and (iii) Parent has not altered its method of accounting. Parent does not have pending before the Commission any request for confidential treatment of information.

3.11 Litigation. Except as disclosed in the SEC Reports, there is no Action pending or, to the Knowledge of Parent, threatened against Parent, which (a) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or any Ancillary Agreement to which it is or will be a party or (b) could, if there were an unfavorable decision, have or reasonably be expected to result in a Parent Material Adverse Effect. Neither Parent, nor, to the Knowledge of Parent, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state Applicable Laws with respect securities or a claim of breach of fiduciary duty. There has not been, and to the Knowledge of Parent, there is not pending or contemplated, any investigation by the SEC involving Parent or any current or former director or officer of Parent. To the Knowledge of Parent, the Commission has not issued any stop order or other Order suspending the effectiveness of any Registration Statement filed by Parent or any of its Subsidiaries under the Exchange Act or the Securities Act.

3.12 Delisting and Relisting; OTCQX Compliance. Prior to Closing, Parent and Merger Sub shall use their best efforts to (i) cause the shares of Parent Common Stock, Parent Warrants and any other securities listed on Nasdaq prior to the Closing Date, to be delisted from Nasdaq, unless a change in Applicable Laws occurs prior to Closing which would permit the continued listing of the Parent Common Stock and the Parent Warrants on Nasdaq following the Closing, and (ii) if no such change in Applicable Laws occurs, prior to Closing list the Parent Common Stock and Parent Warrants (or securities convertible into or issued in lieu thereof) on the OTCQX or such other exchange or trading platform selected by Parent and reasonably agreeable to the Company. As of the date hereof, Parent is in material compliance with all of the applicable criteria for inclusion for quotation on the OTCQX and Parent shall use commercially reasonable efforts to maintain eligibility for inclusion in quotation of the shares of Parent Common Stock on the OTCQX.

3.13 Required Eligibility. Each of Parent and Merger Sub agrees and acknowledges that the Company is, and the Surviving Corporation will be, engaged in the cultivation, manufacturing, packaging and/or sale of retail marijuana and medical marijuana pursuant to Applicable Law. Each of Parent and Merger Sub further acknowledge and agree that as a potential equity owner of the Company, Parent and Merger Sub shall comply with all Applicable Law as of the date of this Agreement and in the future, and all directors, executive officers, and any other officer of Parent or Merger Sub, and any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of the Parent’s outstanding voting equity securities (if such beneficial owner is an individual that is required to be disclosed to the applicable regulatory authorities as required by rule or regulatory Order from time to time) shall comply with all Applicable Law as of the date of this Agreement and in the future, including but not limited to:

(a) completion of the applicable criminal history background checks to the satisfaction of the applicable state and local regulators that there are no disqualifying criminal records; and

(b) providing personal identifying information such as a social security number, financial information, Tax Returns, addresses, fingerprints, and other Personal Information.

Parent and Merger Sub further acknowledge and agree that the failure to comply with any of the foregoing Applicable Law shall be a breach of the representations in this Section 3.13.

3.14 Regulatory Redemption. At the Effective Time, Parent shall amend, or shall cause to be amended, the Charter Documents of each of Parent and the Surviving Corporation to allow for the redemption by Parent or the Surviving Corporation of each of their respective Equity Interests from their respective shareholders if the ownership

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of such Equity Interests by such shareholders would reasonably cause any Cannabis Permit held by the Surviving Corporation to be revoked, not renewed, or suspended, or would reasonably be in violation of any Applicable Law, including any Order of a Cannabis Regulatory Authority.

3.15 Third Party Transactions. Parent acknowledges and agrees that the Charter Documents of the surviving or acquiring entities directly or indirectly holding Cannabis Permits as a result of the Transactions contemplated pursuant to each of the Third Party Transactions, including Parent, will contain representations, warranties, covenants and disclaimers substantially similar to Section 3.13, Section 3.14, this Section 3.15, and Section 9.1.

3.16 Company Representations and Warranties. Parent and Merger Sub each acknowledge and agree that each is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except for the representations and warranties contained in Article 2. Furthermore, Parent and Merger Sub each acknowledge and agree the Company has not made and is not making any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article 2.

3.17 Consolidated Return. Parent agrees and acknowledges that Parent will file a consolidated Federal income Tax Return for the tax year in which the Closing occurs.

Article 4
CONDUCT PRIOR TO THE EFFECTIVE TIME

4.1 Conduct of Business of the Company. During the period from the date hereof and until the earlier of the termination of this Agreement in accordance with the terms hereof and the Effective Time, and unless otherwise expressly required by this Agreement, the Company agrees to and to cause each Company Subsidiary to, in each case using its commercially reasonable efforts, carry on its business in the ordinary course consistent with past practice and in compliance in all material respects with all Applicable Laws and Contracts and to use its commercially reasonable efforts to preserve intact its respective business organizations. Without limiting the generality of the foregoing, during the period from the date hereof and continuing until the earlier of the valid termination of this Agreement or the Effective Time, the Company shall not, and shall cause the Company Subsidiaries not to, take or permit any of the following actions, without the prior written consent of Parent, in its reasonable discretion, which such consent shall not be unreasonably withheld, conditioned or delayed:

(a) amend its Charter Documents;

(b) split, combine or reclassify any of its capital equity or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any of its capital equity, or repurchase or otherwise acquire, directly or indirectly, any of its capital equity except from former employees, directors and consultants in accordance with agreements in existence as of the date hereof providing for the repurchase of such capital stock in connection with any termination of service to the Company;

(c) issue, grant, deliver, sell or authorize or propose to issue, grant, deliver or sell, or purchase or propose to purchase, any Company Interests or other Equity Interests, (b) modify, waive or amend terms, or the rights of any holder, of any outstanding Company Interest or other Equity Interest (including to reduce or alter the consideration to be paid to the Company upon the exercise of any outstanding Equity Interest), enter into any agreement, arrangement, plan, commitment or understanding with respect to any such modification, waiver or amendment, (c) grant any Equity Award, or (d) accelerate, amend or change the period of exercisability or vesting of any Equity Award or similar right or authorize any cash payment in exchange for any Equity Award or similar right;

(d) (i) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization, (ii) forgive any loans, or issue any loans (other than routine travel advances or business expenses issued in the ordinary course of business) to any of its or its Subsidiaries’ directors, officers, contractors or employees, or (iii) hire or retain any employee or other service provider whose aggregate cash compensation is expected to exceed Two Hundred Thousand Dollars ($200,000) per year;

(e) grant, pay or agree or commit to pay any severance, change of control, retention, incentive or termination payment to any director, officer employee or consultant, except payments made pursuant to written

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Contracts outstanding on the date hereof, copies of which have been delivered to Parent and the terms of which are disclosed in Section 2.21(a)(xiii) of the Company Disclosure Schedule;

(f) enter into any Material Contract, excluding the Ironton Material Contracts, or violate, amend or otherwise modify or waive any of the terms of any Material Contract, which amendments, modifications or waivers, individually or in the aggregate, would be material to the Company, in each case other than in the ordinary course of business;

(g) (i) dispose of, license, covenant not to sue under, transfer or assign to any Person any Intellectual Property Rights; other than non-exclusive licenses of object code for Company Products in the ordinary course of business consistent with past practice or (ii) abandon or permit to lapse any Company Registered Intellectual Property;

(h) sell, lease, license or otherwise dispose of, distribute, encumber or grant a material Lien on any of the Company’s material Assets, other than dispositions of inventory or nonexclusive licenses of products to Persons to whom the Company or such Company Subsidiary had granted licenses of its products as of the date of this Agreement, in the ordinary course of business consistent with past practice;

(i) (i) make or agree to make payment, discharge or satisfaction, in an amount exceeding Twenty Thousand Dollars ($20,000) in any one case or Fifty Thousand Dollars ($50,000) in the aggregate, of any claim, Liability or obligation (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction of Liabilities reflected or reserved against in the Company Financials, pursuant to Contracts in effect as of the Closing and/or the payment of Taxes, or (ii) fail to pay or otherwise satisfy any Liability of the Company or any Company Subsidiary presently due and payable, except such Liabilities which are being contested in good faith by appropriate means or procedures;

(j) pay or settle or take any action not required, other than in connection with any existing Action or commence any Action other than (i) for the routine collection of bills, or (ii) in such cases where it in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, provided that the Company shall consult with Parent prior to the filing of such Action;

(k) organize any new Subsidiary (other than those that are wholly-owned) or acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;

(l) acquire or agree to acquire any real property;

(m) (i) make, change or rescind any Tax election, (ii) change any Tax period, or (iii) adopt or change any method of Tax accounting, except as required by GAAP or Applicable Law;

(n) make any change to its accounting methods, principles, policies, procedures or practices, except as may be required by GAAP;

(o) file a petition in bankruptcy, make an assignment for the benefit of creditors or file a petition seeking reorganization or arrangement or other action under federal or state bankruptcy Applicable Laws; or

(p) authorize or agree to take any of the actions described in Section 4.1(a) through Section 4.1(o) above.

4.2 No Solicitation.

(a) Until the earlier of the Effective Time and the date of termination of this Agreement pursuant to the provisions of Section 8.1, the Company and the Company Members shall not, and shall not authorize or permit any Company Subsidiary or any of their respective Affiliates, Representatives and other agents to take (directly or indirectly) any of the following actions with any Person other than Parent and its designees: (i) solicit, initiate, seek, entertain, facilitate, encourage, support or induce the making, submission or announcement of any inquiry, expression of interest, contact, offer or proposal, oral, written or otherwise, formal or informal, that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, (ii) provide any non-public information with respect to the Company or any Company Subsidiary or its business to any Person other than Parent, relating to (or which the Company believes would be used

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for the purpose of formulating an offer or proposal with respect to), or otherwise enter into, participate in, maintain or continue any communications or negotiations regarding, or assist, cooperate with, facilitate or encourage any effort or attempt by any such Person with regard to, any possible Acquisition Proposal, (iii) approve, accept or agree to or enter into a Contract with any Person other than Parent providing for an Acquisition Proposal, (iv) make or authorize any statement, recommendation, solicitation or endorsement in support of any possible Acquisition Proposal other than the Acquisition Proposal with Parent contemplated by this Agreement and the Ancillary Agreements, or (v) submit any Acquisition Proposal (other than the Merger to the extent contemplated by this Agreement) to the vote of any Company Members.

(b) The Company and the Company Members shall, and shall cause each Company Subsidiary and each of their Affiliates and Representatives to, immediately cease and cause to be terminated any such contacts or negotiations with any Person, other than Parent (and its Affiliates and Representatives), relating to any such transaction or Acquisition Proposal. In addition to the foregoing, if (after this Agreement is signed and delivered by the Company and prior to the Effective Time or the earlier termination of this Agreement in accordance with Section 8.1) the Company or any Company Subsidiary or their respective Affiliates or Representatives receives any (formal or informal, oral, written or otherwise) (i) Acquisition Proposal, (ii) inquiry, expression of interest, proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, (iii) other notice that any Person is considering making an Acquisition Proposal, or (iv) request for non-public information relating to the Company or for access to any of the properties, books or records of the Company by any Person other than Parent not in the ordinary course of business consistent with past practice or that the Company or the Company Members reasonably believe would not be expected to lead to an Acquisition Proposal the Company or the Company Members, as applicable, shall promptly notify Parent thereof in writing and provide Parent with the details thereof, including the identity of the Person or Persons making such offer, proposal, inquiry or contact and shall keep Parent fully informed on a current basis of the status and details of any such offer or proposal and of any modifications to the terms thereof; provided, however, that this provision shall not in any way be deemed to limit the obligations of the Company and its Affiliates and Representatives set forth in Section 4.2(a).

(c) Each of the Company, the Company Members, Merger Sub and Parent acknowledge that this Section 4.2 was a significant inducement for Parent to enter into this Agreement and the absence of such provision would have resulted in either (i) a material reduction in the consideration to be paid to the Company Members in the Merger, or (ii) a failure to induce Parent to enter into this Agreement.

Article 5
ADDITIONAL AGREEMENTS

5.1 Company Member Approval. Prior to or on the date of the execution of this Agreement, each of the Company Members have executed that certain Consent setting forth the irrevocable approval of the Merger, this Agreement and the Transactions, and which included and constituted the irrevocable approval of the Company Members of the escrow and indemnification obligations of the Company Members set forth in Article 7 hereof, the deposit of the Escrow Amount into the Escrow Fund and the waiver of claims against the Trust Account set forth in Section 5.17 . The Consent shall have been obtained and executed in compliance with the CO Act and any other Applicable Laws and the Company’s Charter Documents.

5.2 Access to Information. Between the date of this Agreement and the earlier of the Effective Time or the termination of this Agreement in accordance with Section 8.1, (a) the Company shall afford Parent and its Representatives access during normal business hours to (i) all of the Company’s properties, Books and Records and (ii) all other information concerning the business, properties and personnel of the Company as Parent may reasonably request, and (b) the Company shall provide to Parent and its Representatives complete and correct copies of the Company’s (i) internal financial statements and (ii) Tax Returns, Tax elections and any other records and workpapers relating to Taxes, that are in the possession of the Company or subject to the Company’s control; provided, however, that the foregoing shall not require the Company to provide any such access or disclose any information to the extent the provision of such access or such disclosure would contravene Applicable Laws.

5.3 Confidentiality. The parties acknowledge that Parent and Company Subsidiaries have previously executed a non-disclosure agreement effective from November 12, 2020 (the “Confidentiality Agreement”), and that this Agreement is subject to the confidentiality terms and conditions of the Confidentiality Agreement; provided, however, that for purposes of this Agreement, the confidentiality terms and conditions herein shall amend any time limitations on the effectiveness of confidentiality provisions therein and shall not be subject to the termination provisions found

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therein; provided, however that each Company Member may disclose the terms of this Agreement or any of the other Ancillary Agreements to its accountants, attorneys or other advisors to the extent necessary to obtain advice and counsel or in connection with seeking Tax advice or the filing of a Tax Return or to its Representatives to the extent such Representatives need to know such information, or to any Person if instructed by Parent in writing. Any such accountant, attorney or other advisor shall be directed to the terms of this Section 5.3. For purposes of this Agreement, “Confidential Information” as defined in the Confidentiality Agreement shall be deemed to also include (a) the terms and conditions of the Ancillary Agreements, as well as any terms and conditions arising out of or relating thereto, in whole or in part and (b) any and all investigations, negotiations, discussions, transaction-related matters or activities of the parties hereto and, to the extent applicable, their Tax advisors and attorneys, in each case and in whole or in part, arising out of or relating to the Merger. Each party that is not a party to the Confidentiality Agreement will hold, and will cause their respective Representatives to hold, in confidence, in accordance with the terms of the Confidentiality Agreement as if such party were a party to the Confidentiality Agreement and a “receiving party” thereunder, all documents and information made available to them by or on behalf of another party to this Agreement in connection with the Transactions, including the terms and conditions of this Agreement; provided, however, that for purposes of this Section 5.3, the definition of “Representatives” provided in Section 10.1 shall be deemed to also include direct and indirect partners, members, stockholders and investors of the receiving party. In the event that any party (other than Parent) receives a request to disclose all or any part of any Confidential Information under the terms of a subpoena, Order, civil investigative demand or similar process issued by a court of competent jurisdiction or by another Governmental Authority, such party agrees to (i) except to the extent prohibited by Applicable Law, immediately notify Parent of the existence, terms and circumstances surrounding such request; (ii) consult with Parent on the advisability of taking legally available steps to resist or narrow such request; and (iii) if disclosure of such Confidential Information is required, furnish only that portion of the Confidential Information that, in the opinion of counsel to the party who has received the request, such party is legally compelled to disclose and advise Parent as far in advance of such disclosure as possible so that Parent may seek an appropriate protective order or other reliable assurance that confidential treatment will be accorded such Confidential Information. In any event, the party who receives the request shall not oppose actions by Parent to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such Confidential Information. Notwithstanding anything to the contrary herein or in any Ancillary Agreements (or the Confidentiality Agreement), following the Closing, in no event shall Parent or its Affiliates be subject to any restriction with respect to any use or disclosure of any of the Company’s Confidential Information.

5.4 Expenses. Except as provided in the calculation of the Initial Consideration and subject to Section 8.2, whether or not the Transactions are consummated, all fees and expenses incurred by a party in connection with the Transactions, shall be the obligation of the respective party incurring such fees and expenses.

5.5 Public Disclosure.

(a) The parties agree that no public release, filing or announcement concerning this Agreement or the Ancillary Documents or the transactions contemplated hereby or thereby shall be issued by any party or any of their respective Affiliates without the prior written consent (not be unreasonably withheld, conditioned or delayed) of Parent, Merger Sub and the Company, except as such release or announcement may be required by Applicable Laws or the rules or regulations of any securities exchange, in which case the applicable party shall use commercially reasonable efforts to allow Parent, Merger Sub and the Company reasonable time to comment on, and arrange for any required filing with respect to, such release or announcement in advance of such issuance.

(b) Parent and the Company shall mutually agree upon and, as promptly as practicable after the execution of this Agreement, issue a press release announcing the execution of this Agreement (the “Signing Press Release”). Promptly after the issuance of the Signing Press Release (but in any event within four (4) Business Days after the execution of this Agreement), Parent shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by Applicable Laws, which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with the Company reviewing, commenting upon and approving such Signing Filing in any event no later than the third (3rd) Business Day after the execution of this Agreement). Parent and the Company Members shall mutually agree upon and, as promptly as practicable after the Closing, issue a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”). Promptly after the issuance of the Closing Press Release (but in any event within four (4) Business Days after the Closing), Parent shall file a current report

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on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Applicable Laws which the Selling Securityholders’ Representative shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with the Selling Securityholders’ Representative commenting upon and approving such Closing Filing in any event no later than the third (3rd) Business Day after the Closing). In connection with the preparation of the Signing Press Release, the Signing Filing, the Closing Filing, the Closing Press Release, or any other report, statement, filing notice or application made by or on behalf of a party to any Governmental Authority or other third party in connection with the transactions contemplated hereby, each party shall, upon request by any other party, furnish the parties with all information concerning themselves, their respective directors, officers and equity holders as may be necessary in connection with the preparation of such report, statement, filing notice or application, and such other matters as may be reasonably necessary or advisable in connection with the transactions contemplated hereby.

5.6 Reasonable Efforts. Subject to the terms and conditions of this Agreement, each party shall use its commercially reasonable efforts in good faith to take, or cause to be taken, all actions and to use its commercially reasonable efforts to do, or cause to be done, all things reasonably necessary, proper or advisable under Applicable Laws to consummate the Transactions, or cause the conditions set forth in Article 6 to be satisfied, including taking actions reasonably necessary to obtain any and all Approvals of any Governmental Authority or other Person required in connection with the Merger; provided, however, that Parent shall not be obligated to, and neither the Company nor any Company Subsidiary shall (unless expressly required by Parent in advance at Parent’s sole cost and expense), make or consent to any divestiture or operational limitation or activity in connection therewith, or any waiver or modification of any right, or any payment of money or grant of any other commercial concession as a condition to obtaining any such Approval. Without limiting the generality of the foregoing, the Company shall deliver or cause to be delivered each of the agreements or documents referred to in Section 6.2(j).

5.7 Notification of Certain Matters. The Company shall, and shall cause each of the Company Subsidiaries to, give prompt notice to Parent of (a) any event which would reasonably be expected to have a Company Material Adverse Effect; (b) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is reasonably likely to cause any representation or warranty of the Company in this Agreement to be untrue or incomplete at or prior to the Effective Time; (c) any failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; (d) any notice or other communication from any Governmental Authority in connection with the Transactions; (e) any notice from any Person alleging that the consent of such Person is or may be required in connection with the Transactions; and (f) any Action commenced or, to the Knowledge of the Company threatened against, relating to or involving or otherwise affecting the Company’s business or that relates to the consummation of the Transactions. Except as provided in this Section 5.7, any such disclosure shall not constitute an exception to the representations and warranties set forth in Article 2, shall not limit the rights of Parent under this Agreement for any breach by the Company of such representations and warranties, including, under Article 7 and Article 8, and shall not have the effect of satisfying any of the conditions to obligations of Parent set forth in Sections 6.1 and 6.2, provided, that (a) if (1) such disclosure by the Company or any Company Subsidiaries is made in order to set forth any matter, fact or item first occurring or arising after the date hereof and (2) Parent has the right to, but does not elect to, terminate this Agreement in accordance with Section 8.1, then from and after the Closing, Parent or the Company, shall be deemed to have irrevocably waived its right to indemnification under Article 7 with respect to such matter; or (b) if such disclosure is made in order to set forth any matter, fact or item first occurring or arising on or prior to the date hereof, then from and after the Closing, Parent shall have the right to indemnification pursuant to Article 7 with respect to such matter, and the applicable representation and warranty (and related Schedule in the Company Disclosure Schedule) shall be read for purposes of Article 7 as if such disclosure had not been made by the Company or Company Subsidiary, as applicable, hereunder.

5.8 Delivery of Unit Ledger and Minute Books of the Company. The Company shall deliver its ledger and minute books to Parent at the Closing.

5.9 Tax Matters.

(a) Filing of Pre-Closing Tax Returns After the Closing Date. The Company Members shall prepare and timely file, or shall cause to be prepared and timely filed, all Tax Returns of the Company and each Company Subsidiary that relate to Pre-Closing Tax Periods that are required to be filed after the Closing Date, and Company

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Members shall cause to be paid all Taxes due with respect to such Tax Returns, except to the extent reflected in the Post-Closing Working Capital Adjustment as provided in Section 1.11. The Company Members shall deliver at least twenty (20) days prior to the due date (taking into account any extension) for the filing of such Tax Returns to Parent for review and comment and shall not file such Tax Returns without Parents prior consent (which consent shall not be unreasonably withheld, conditioned or delayed). Company Members shall make the payment due to Parent under this Section 5.9(a) at least two (2) Business Days before payment of Taxes is due to the Tax Authority in connection with the filing of such Tax Returns. Notwithstanding anything herein to the contrary (a) all deductions related to (i) Company Transaction Expenses and (ii) exercise of Company Options, shall be deemed to fall in the Pre-Closing Tax Periods; and (b) the Company Members shall not be liable for any Tax liability of the Company resulting on the Closing Date due to Parent or the Surviving Corporation’s operation of the Company.

(b) Filing of Straddle Period Tax Returns. Parent shall prepare and timely file, or cause to be prepared and timely filed, any Tax Return of the Company and each Company Subsidiary for a Straddle Period, and Company Members shall cause to be paid, its allocable share of Taxes due with respect to such Tax Returns, as determined in accordance with Section 5.9(c), except to the extent reflected in the Post-Closing Working Capital Adjustment as provided in Section 1.11. Parent shall deliver at least twenty (20) days prior to the due date (considering any extension) for the filing of such Tax Return to the Company Members for review and comment and shall consider such comments in good faith. Parent shall not file such Tax Returns without Company Members’ prior consent (which consent shall not be unreasonably withheld, conditioned or delayed). Company Members shall make the payment due to Parent under this Section 5.9(b) at least two (2) Business Days before payment of Taxes is due to the Tax Authority in connection with the filing of such Tax Returns.

(c) Allocation of Straddle Period Taxes. With respect to Taxes of the Company and each Company Subsidiary relating to a Straddle Period, Company Members shall be liable for the amount of such Taxes allocable to the portion of the Straddle Period that is deemed to end on the close of business on the Closing Date. For purposes of the preceding sentence, in the case of any Taxes that are imposed on a periodic basis and are payable for a Straddle Period, the portion of such Tax that relates to the portion of such Tax period ending on the Closing Date shall (i) in the case of any Taxes other than Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the entire Tax period multiplied by a fraction the numerator of which is the number of days in the Tax period ending on the Closing Date and the denominator of which is the number of days in the entire Tax period, and (ii) in the case of any Tax based upon or related to income or receipts, be deemed equal to the amount which would by payable if the relevant Tax period ended on the Closing Date.

(d) Cooperation. Company Members and Parent shall reasonably cooperate, and shall cause their respective Affiliates, officers, employees, agents, auditors and Representatives reasonably to cooperate, in preparing and filing all Tax Returns, including maintaining and making available to each other all records necessary in connection with Taxes and in resolving all disputes and audits with respect to all taxable periods relating to Taxes.

(e) Tax Contests.

(i) Parent, on the one hand, and the Company Members, on the other hand, shall promptly notify each other upon receipt by such party of written notice of any inquiries, claims, assessments, audits or similar events with respect to Taxes relating to a Pre-Closing Tax Period or a Straddle Period for which Company Members may be liable under this Agreement (any such inquiry, claim, assessment, audit or similar event, a “Tax Matter”).

(ii) Parent shall have sole control of the conduct of all Tax Matters. The Company Members may participate at their own expense with respect to any Tax Matter. If the Company Members do not elect to participate in such Tax Matter, Parent shall keep the Company Members informed of all developments on a timely basis and Parent shall not resolve such Tax Matter in a manner that could reasonably be expected to have a material adverse impact on the Company Members’ indemnification obligations under this Agreement without the Company Members’ prior written consent, in their sole discretion.

(iii) Notwithstanding Section 5.9(e)(ii) above, the Company Members shall have sole control of any Tax Matter related to the S-corporation income tax returns of the Company (“S-Corp Tax Matter”). Parent may participate at its own expense with respect any S-Corp Tax Matter. If Parent does not elect to participate in such S-Corp Tax Matter, the Company Members shall keep Parent informed of all developments on a timely basis and

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the Company Members shall not resolve such S-Corp Tax Matter in a manner that could be expected to have a material adverse impact on the Surviving Company without Parent’s prior written consent, in its sole discretion.

(f) All transfer, documentary, sales, use, stamp, registration and other substantially similar Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (collectively, “Transfer Taxes”) shall be paid borne equally by Parent and the Company.

(g) Except for (i) any commercial agreements entered into in the ordinary course of business that are not primarily related to Taxes and (ii) any agreements related to Taxes, the only parties to which are some or all of the Company and a Company Subsidiary, the Company shall terminate or cause to be terminated any and all of the tax sharing, allocation, indemnification or similar agreements, arrangements or undertakings in effect, written or unwritten, on the Closing Date as between the Company Members or any predecessor or Affiliate thereof, on the one hand, and the Company and/or any Company Subsidiary, on the other hand, for all Taxes imposed by any taxing authority or other Governmental Authority, regardless of the period in which such Taxes are imposed, and there shall be no continuing obligation to make any payments under any such agreements, arrangements or undertakings.

(h) Any amounts payable under this Section 5.9 or Article 7 shall be treated by the parties as an adjustment to the Aggregate Consideration, unless otherwise required by Applicable Law.

5.10 Employees and Contractors.

(a) Continuing Personnel. The Company shall cooperate fully, and work with Parent to help Parent identify employees or independent contractors of the Company and its Subsidiaries to whom Parent may elect to offer continued employment or engagement following the Closing with the Surviving Corporation, Parent or any of their Subsidiaries (such employing or engaging entity referred to as a “Parent Employer”). With respect to any employee or independent contractor of the Company or its Subsidiaries who receives such an offer of continued employment or engagement from Parent, the Company shall assist Parent and any other relevant Parent Employer with their efforts to enter into revised employment or engagement arrangements with such individuals as soon as practicable after the date hereof and in any event prior to the Closing Date, which arrangements shall become effective as of 12:01 a.m., local time, on the day following the Effective Time. Notwithstanding any of the foregoing, none of Parent or the Surviving Corporation or any of their respective Affiliates shall have any obligation to make an offer of continued employment or engagement to any employee or independent contractor of the Company or its Subsidiaries. Effective no later than immediately prior to the Closing, the Company shall, consistent with Applicable Laws, terminate the employment or engagement of each of those employees or independent contractors of the Company and Company Subsidiaries who have not received, or received but not accepted, an offer of continued employment or engagement with the applicable Parent Employer prior to the Closing Date. Employees or independent contractor of the Company and its Subsidiaries who accept employment or engagement arrangements with revised terms and conditions of employment or engagement from a Parent Employer and commence employment or engagement with the Parent Employer (each, a “Continuing Personnel”) shall be eligible to receive the benefits described in their respective arrangements. Notwithstanding anything in this Agreement to the contrary, no Continuing Personnel, and no other employee or independent contractor of the Company or its Subsidiaries, shall be deemed to be a third party beneficiary of this Agreement.

(b) Announcement. The timing and content of any announcement or notification to the employees and independent contractors of the Company and its Subsidiaries with respect to the Merger or the other Transactions (which, for the avoidance of doubt, shall not include any press release or other public statement or any employment arrangements or independent contractor agreements or related communications to employees of the Company and its Subsidiaries from Parent or a Parent Employer) shall be subject to the approval, which shall not be unreasonably withheld, conditioned or delayed, of each of Parent and the Company. Except with respect to any announcement or notification covered by the preceding sentence, the Company will consult with Parent (and will consider in good faith the advice of Parent) prior to sending any notices or other communication materials to employees or independent contractors of the Company and its Subsidiaries; provided, however, that Company Member communications shall be provided to employee Company Members in the manner, at the time and subject to the terms and conditions set forth in this Agreement.

5.11 Financial Statements. Prior to the filing of the Proxy Statement (as defined below), the Company shall deliver to Parent Audited Financial Statements for the Company’s two (2) most recently completed Fiscal Years,

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unaudited financial statements for any subsequent periods and such other financial information required to be included in the Proxy Statement or other SEC filings.

5.12 Preparation of Proxy Statement; Special Meeting

(a) As promptly as practicable after the date hereof, Parent shall prepare with the assistance, cooperation and commercially reasonable efforts of the Company, and file with the SEC a proxy statement (the “Proxy Statement”) for the purpose of soliciting proxies from Parent’s stockholders for the matters to be acted upon at the Special Meeting and providing Parent’s stockholders an opportunity in accordance with Parent’s Charter Documents to have their securities redeemed (the “Redemption”) in conjunction with the stockholder vote on the Parent Stockholder Approval Matters (as defined below). The Proxy Statement shall include proxy materials for the purpose of soliciting proxies from Parent’s stockholders to vote, at a special general meeting of Parent’s stockholders to be called and held for such purpose (the “Special Meeting”), in favor of resolutions approving (i) the adoption and approval of this Agreement and the Ancillary Document and the Transactions contemplated hereby or thereby, including the Merger, in accordance with Parent’s Charter Documents, the DGCL and the rules and regulations of the SEC and Nasdaq; (ii) the  adoption and approval of the new omnibus equity incentive plan for Parent, in form and substance reasonably acceptable to Parent and the Company (the “Incentive Plan”), that provides for the grant of awards to employees and other certain officers, directors, employees, consultants, and service providers of Parent and its Subsidiaries in the form of options, restricted shares, restricted share units or other equity-based awards based on shares of Parent Common Stock with a total pool of awards of Parent Common Stock equal to fifteen percent (15%) of the aggregate number of shares of Parent Common Stock issued and outstanding immediately after the Closing; (iii) the appointment, and designation of classes, of those individuals listed on Schedule 5.14 to the Board of Directors of Parent; (iv) the approval of certain changes to Parent’s Charter Documents, to be effective from and after the Closing, including changes so that the existence of Parent will be perpetual, all SPAC-related provisions that will no longer be applicable to Parent following the Closing will be removed, and to effect the provisions described in Section 3.14; (v) the approval, if necessary, of the PIPE Investment; (vi) such other matters as Parent and the Company shall hereafter mutually determine to be necessary or appropriate in order to effect the Merger and the other Transactions contemplated by this Agreement; (vii) the Third Party Transactions (the approvals described in foregoing clauses (i) through (vii), collectively, the “Parent Stockholder Approval Matters”); and (viii) the adjournment of the Special Meeting, if necessary or desirable in the reasonable determination of Parent. If on the date for which the Special Meeting is scheduled, Parent has not received proxies representing a sufficient number of shares to obtain the required approval of Parent’s stockholders, whether or not a quorum is present, Parent may make one or more successive postponements or adjournments of the Special Meeting. In connection with the Proxy Statement, Parent and Merger Sub will file with the SEC financial and other information about the Transactions contemplated by this Agreement in accordance with Applicable Law and applicable proxy solicitation rules set forth in Parent’s Charter Documents, the DGCL and the rules and regulations of the SEC and Nasdaq. Parent and Merger Sub shall cooperate and provide the Company (and its counsel) with a reasonable opportunity to review and comment on the Proxy Statement and any amendment or supplement thereto prior to filing the same with the SEC. The Company shall provide Parent and Merger Sub with such reasonable information concerning the Company and its equity holders, officers, directors, employees, assets, Liabilities, condition (financial or otherwise), business and operations that may be required or appropriate for inclusion in the Proxy Statement pursuant to Applicable Law, or in any amendments or supplements thereto, which information provided by the Company shall be true and correct and not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not materially misleading.

(b) Parent and Merger Sub shall take any and all reasonable and necessary actions required to satisfy the requirements of the Securities Act, the Exchange Act and other Applicable Laws in connection with the Proxy Statement, the Special Meeting and the Redemption. Each of Parent, Merger Sub and the Company shall, and shall cause each of its Subsidiaries to, make their respective directors, officers and employees, upon reasonable advance notice, available to the Company, Parent and Merger Sub, and their respective Representatives in connection with the drafting of the public filings with respect to the Transactions contemplated by this Agreement, including the Proxy Statement, and responding in a timely manner to comments from the SEC. Each party shall promptly correct any information provided by it for use in the Proxy Statement (and other related materials) if and to the extent that such information is determined to have become false or misleading in any material respect or as otherwise required by Applicable Laws. Parent and Merger Sub shall amend or supplement the Proxy Statement and cause the Proxy Statement, as so amended or supplemented, to be filed with the SEC and to be disseminated to Parent’s stockholders, in

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each case as and to the extent required by Applicable Laws and subject to the terms and conditions of this Agreement and Parent’s Charter Documents.

(c) Each of Parent and Merger Sub, with the assistance of the other parties, shall promptly respond to any SEC comments on the Proxy Statement and shall otherwise use its commercially reasonable efforts to cause the Proxy Statement to “clear” comments from the SEC and become effective. Parent and Merger Sub shall provide the Company with copies of any written comments, and shall inform the Company of any material oral comments, that Parent, Merger Sub or their respective Representatives receive from the SEC or its staff with respect to the Proxy Statement, the Special Meeting and the Redemption promptly after the receipt of such comments and shall give the Company a reasonable opportunity under the circumstances to review and comment on any proposed written or material oral responses to such comments.

(d) As soon as practicable following the Proxy Statement “clearing” comments from the SEC, Parent and Merger Sub shall distribute the Proxy Statement to Parent’s stockholders, and, pursuant thereto, shall call the Special Meeting in accordance with the DGCL and Parent’s Charter Documents for a date no later than thirty (30) days following the mailing of the Proxy Statement.

(e) Parent and Merger Sub shall comply with all Applicable Laws, any applicable rules and regulations of Nasdaq, Parent’s Charter Documents, Merger Sub’s Charter Documents and this Agreement in the preparation, filing and distribution of the Proxy Statement, any solicitation of proxies thereunder, the calling and holding of the Special Meeting and the Redemption.

5.13 Trust Account Disbursement. Parent shall cause the Trust Account to be disbursed as contemplated by this Agreement immediately upon the Closing. Parent shall pay as and when due all liabilities and obligations of Parent due and owing or incurred at or prior to the Closing Date from the Trust Account or the PIPE Investment, including all amounts payable (i) pursuant to the Redemption, (ii) for income Tax or other Tax obligations of Parent prior to Closing, and (iii) to third parties (e.g., professionals, printers, etc.) who have rendered services to Parent in connection with its operations and efforts to effect the Transaction. The balance of the assets in the Trust Account and net proceeds of the PIPE Investment, if any, after payment of the amounts required under the foregoing clauses (i) through (iii) will be retained by Parent for use in the business of Parent.

5.14 Waiver of Conflicts Regarding Representation; Attorney-Client Privilege.

(a) Husch Blackwell, LLP (“Husch Blackwell”) has acted as counsel for the Company and the Company Members (collectively, the “Company Parties”) in connection with the negotiations, preparation, execution, and delivery of this Agreement and the consummation of the Transactions contemplated hereby (the “Sale Engagement”) and not as counsel for any other Person, including, without limitation, Parent, Merger Sub or any of their Affiliates (including the Surviving Corporation). Only the Company Parties shall be considered clients of Husch Blackwell in the Sale Engagement. Each party hereto agrees that Husch Blackwell shall be permitted, without the need for any future waiver or consent, to represent any of the Company Members or the Company Indemnitees from and after the Closing in connection with any matters, including the Sale Engagement, contemplated by this Agreement, the Ancillary Agreements, and any other agreements referenced herein or therein or any disagreement or dispute relating thereto, and may in connection therewith represent the agents or Affiliates of the Company Members or the Company Indemnitees in any of the foregoing cases, including in any dispute, litigation or other adversary proceeding against, with or involving Parent, Merger Sub, the Surviving Corporation or any of their agents or Affiliates. Parent shall not, and shall cause the Surviving Corporation and its Affiliates not to, seek or have Husch Blackwell disqualified from any such representation based upon the prior representation of the Company Parties by Husch Blackwell. Each of the parties hereto hereby consents thereto and waives any conflict of interest arising from such prior representation, and each of such parties shall cause any of its Affiliates to consent to waive any conflict of interest arising from such representation. Each of the parties acknowledges that such consent and waiver is voluntary, that it has been carefully considered, and that the parties have consulted with counsel or have been advised they should do so in connection herewith. The covenants, consent and waiver contained in this Section 5.14 shall not be deemed exclusive of any other rights to which Husch Blackwell is entitled whether pursuant to law, contract or otherwise.

(b) Any communications between a Company Party, on the one hand, and Husch Blackwell, on the other hand, that relate to the Sale Engagement, including any emails, correspondence, invoices, recordings, and other documents or files and all attorney work product prepared in connection therewith (collectively, the “Attorney-Client

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Communications”) shall be deemed to be attorney-client privileged and shall belong solely to the Company Members, and shall not pass to or be claimed by Parent, Merger Sub or the Surviving Corporation. Parent acknowledges and agrees, for itself and on behalf of its Affiliates, including the Surviving Corporation, upon and after the Closing, that: (i) the Company Members, the Company Indemnitees, and Husch Blackwell shall be the sole holders of the Attorney-Client Communications, and none of Parent, Merger Sub nor any of its or their Affiliates, including the Surviving Corporation, shall be a holder thereof of such Attorney-Client Communications; and (ii) Husch Blackwell shall have no duty whatsoever to reveal or disclose any Attorney-Client Communications to Parent, Merger Sub or any of its or their Affiliates, including the Surviving Corporation. Notwithstanding the foregoing, in the event that a dispute arises between Parent or its Affiliates (including the Surviving Corporation), on the one hand, and a third party other than any of the Company Parties, on the other hand, Parent and its Affiliates (including the Surviving Corporation) may assert the attorney-client privilege to prevent disclosure of confidential communications to such third party; provided, however, that neither Parent nor any of its Affiliates (including the Surviving Corporation) may waive such privilege without the prior written consent of the Company Parties. In the event that Parent or any of its Affiliates (including the Surviving Corporation) is legally required by an Order or otherwise legally required to access or obtain a copy of all or a portion of the Attorney-Client Communications, to the extent (x) permitted by Applicable Laws, and (y) advisable in the opinion of Parent’s outside counsel, then Parent shall immediately (and, in any event, within two (2) Business Days notify the Company Members in writing so that the Company Members can seek a protective order.

(c) This Section 5.14 is intended for the benefit of, and shall be enforceable by, Husch Blackwell. This Section 5.14 shall be irrevocable, and no term of this Section 5.14 may be amended, waived or modified, without the prior written consent of Husch Blackwell.

5.15 Waiver of Claims Against Trust Account. For and in consideration of Parent entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Agreement, neither the Company nor any of its affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between Parent or its Representatives, on the one hand, and the Company or their Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the (“Released Claims”). The Company on behalf of itself and its affiliates hereby irrevocably waives any Released Claims that the Company or any of its affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with Parent or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of any agreement with Parent or its affiliates). The Company agrees and acknowledges that such irrevocable wavier is material to this Agreement and specifically relied upon by Parent and its affiliates to induce Parent to enter into this Agreement, and the Company further intends and understands such wavier to be valid, binding and enforceable against the Company and each of its affiliates under applicable law. To the extent the Company or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Parent or its Representatives, which proceeding seeks, in whole or in part, monetary relief against Parent or its Representatives, the Company hereby acknowledges and agrees that the sole remedy of the Company and its affiliates shall be against funds held outside of the Trust Account and that such claim shall not permit the Company or its affiliates (or any person claiming on any of their behalf or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event the Company or any of its affiliates commences any action or proceeding based upon, in connection with, relating to, or arising out of any matter relating to the Trust Account, Parent and its Representatives, as applicable, shall be entitled to recover from the Company and its affiliates the associated legal fees and costs in connection with any such action, in the event Parent or its Representatives, as applicable, prevails in such action or proceeding.

5.16 PIPE Investment. Parent shall use reasonable best efforts to take or cause to be taken all actions and to do or cause to be done all things necessary, proper, or advisable to arrange and obtain the PIPE Investment, including using Parent’s reasonable best efforts to negotiate and enter into definitive agreements with respect to the PIPE Investment, satisfy all conditions to obtaining the PIPE Investment set forth in such definitive agreements that are

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applicable to Parent or any of its Subsidiaries and to consummate the PIPE Investment at or prior to Closing, including using its commercially reasonable efforts to cause the investor parties thereto to fund the PIPE Investment at or prior to the Closing. Parent shall keep the Company reasonably informed as to the status of its efforts to arrange the PIPE Investment. The Company shall reasonably cooperate and provide reasonable assistance and information (subject to the terms, conditions and limitations of Section 5.3) as reasonably requested by Parent in connection with any PIPE Investment.

5.17 Company Indebtedness. With respect to each item of Company Indebtedness except for the Reagan Yeomans Note, Parent and Merger Sub shall use their reasonable best efforts to enter into an agreement in substantially the form attached hereto as Exhibit F (each, an “Assumption Agreement” and together, the “Assumption Agreements”) with the creditor thereunder, whereby (a) Merger Sub shall assume all obligations of the Company or the Company Subsidiary, as applicable, thereunder, and (b) Parent shall assume all obligations of the Company, the Company Subsidiary, or the Company Member, as applicable, as guarantor thereunder, if applicable, in each case as of the Closing Date, including, for the avoidance of doubt, any unpaid amounts and obligations of the Company, the Company Subsidiaries, or the Company Members thereunder.

5.18 Personal Guaranties. From the date hereof until the Closing Date, the Company and Parent shall cooperate in good faith and use commercially reasonable efforts to remove Reagan Yeomans as a guarantor on the Contracts listed on Schedule 5.20 (the “Yeomans Guaranty Contracts”).

5.19 Assigned Contracts. From the date hereof until the Closing Date, the Company and Parent shall cooperate in good faith and use commercially reasonable efforts obtain any consents required to assign the Contracts listed on Section 5.19 (the “Assigned Contracts”) to Parent or the Surviving Corporation.

5.20 Escrow Fund.

(a) Any amounts released from the Escrow Fund, other than with respect to the Company Post-Closing Working Capital Adjustment under Section 1.11, shall be fifty percent (50%) in Escrow Cash and fifty percent (50%) in Escrow Stock, or as may be reasonably determined by the Company Members and Parent to maintain the Agreed Tax Treatment.

(b) The value of any Escrow Stock released from the Escrow Fund, including with respect to the Post-Closing Working Capital Adjustment under Section 1.11 or any Indemnification Claim under Article 7, shall be the Parent Common Stock Price.

Article 6
CONDITIONS TO THE MERGER

6.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of Parent and the Company to consummate the Merger and the other Transactions that are to occur at or after the Effective Time pursuant to this Agreement shall be subject to the satisfaction at or prior to the Closing of the conditions set forth in this Section 6.1:

(a) Governmental Authority and Other Approvals. All Approvals from Governmental Authority necessary for consummation of the Merger and the other Transactions shall have been obtained and shall be in full force and effect, including, without limitation, (a) all other authorizations, consents and Approval of Governmental Authority required for consummation of the Transactions contemplated hereby shall have been obtained, (b) the receipt of approval of Parent’s stockholders adopting this Agreement and approving the Parent Stockholder Approval Matters, (c) any filings and Approvals required under the rules and regulations of OTCQX, or such other quotation system or stock exchange on which Parent’s capital stock is then traded or is proposed to be traded on, and (d) the receipt of Approval of the MED and applicable local jurisdictions regarding the transfer of the Company’s Cannabis Permits.

(b) No Injunctions or Regulatory Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other Order issued by any court or other Governmental Authority of competent jurisdiction or other legal or regulatory restraint or prohibition against the consummation of the Merger or any of the other Transactions shall be in effect; nor shall there be any action taken, or any Applicable Law enacted, entered, enforced or deemed applicable to the Merger or any of the other Transactions that would prohibit the consummation of the Merger

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or any of the other Transactions or that would permit consummation of the Merger and the other Transactions only if certain divestitures were made or if Parent, the Surviving Corporation or the Company were to agree to limitations on its business activities or operations.

6.2 Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger and the other Transactions to occur at or after the Effective Time pursuant to this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in this Section 6.2, any of which may be waived, in writing, exclusively by Parent in its sole and absolute discretion:

(a) Representations and Warranties. (i) The representations and warranties in Sections 2.1 (Organization and Qualification), 2.2 (Authorization), 2.3 (Company Interests), 2.4 (Subsidiaries), 2.6 (No Conflicts; Approvals), and 2.24 (Brokers) (collectively, the “Fundamental Representations”) shall be true, correct and complete in all respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all respects as of such specified earlier date) other than inaccuracies that in the aggregate are de minimis, and (ii) the other representations and warranties of the Company contained in this Agreement shall each be true, correct and complete in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date), except for inaccuracies of representations and warranties the circumstances giving rise to which, individually or in the aggregate, do not constitute and could not reasonably be expected to have, a Company Material Adverse Effect; provided, however, that for purposes of determining the accuracy of any representations and warranties, any update of or modification to the Company Disclosure Schedule made pursuant to Section 5.7 shall be either included or disregarded as provided in Section 5.7.

(b) Performance. The Company shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement and the Ancillary Agreements to be so performed or complied with by the Company on or before the Closing Date.

(c) No Company Material Adverse Effect. Since the date of this Agreement, no Company Material Adverse Effect shall have occurred.

(d) Officer’s Certificate. Parent shall have received a certificate, dated as of the Closing Date, in substantially the form attached hereto as Exhibit D, executed on behalf of the Company by a duly authorized officer of the Company, to the effect that the conditions set forth in this Section 6.2 have been satisfied.

(e) Lock-Up Agreements. Parent shall have received Lock-Up Agreements, in substantially the form attached hereto as Exhibit G, that have been duly executed and delivered by the Company Members with respect to the shares of Parent Common Stock in the Base Stock Consideration; and such Lock-Up Agreements shall be in full force and effect and shall not have been repudiated.

(f) Registration Rights Agreements. Parent shall have received Registration Rights Agreements, in substantially the form attached hereto as Exhibit H, that have been duly executed and delivered by the Company Members with respect to the shares of Parent Common Stock to be issued to the Company Members; and such Registration Agreements shall be in full force and effect and shall not have been repudiated.

(g) Accredited Investor Certification. Parent shall have received Accredited Investor Certifications that have been duly executed and delivered by the from the Company Members.

(h) Suspension of Trading. There shall not be in effect any (i) suspension or material limitation in trading of Parent Common Stock, (ii) general moratorium on banking activities or material disruption in securities settlement or clearance services or (iii) limitation on prices of publicly traded securities.

(i) Capital Expenditure Statement. Parent shall have received a copy of the Capital Expenditure Statement.

(j) Delivery of Other Agreements and Documents.

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(i) The Escrow Agent and the Company Members shall have executed and delivered the Escrow Agreement substantially in the form of Exhibit E.

(ii) The Company shall have delivered to Parent the Closing Payment Certificate in accordance with Section 1.8.

(iii) Each manager and officer of the Company and each Company Subsidiary, except for the Identified Employees, shall deliver to Parent, in form and substance satisfactory to Parent, his or her resignation from such position effective immediately upon the Effective Time.

(iv) The Company shall have delivered to Parent a copy of each Assumption Agreement, duly executed by the Company, or the applicable Company Subsidiary or Company.

(v) The Company shall have delivered to Parent such other documents and instruments as may be reasonably required to consummate the Transactions.

(k) Employee Matters. None of the Identified Employees shall have terminated employment with the Company or the relevant employing Subsidiary of the Company.

6.3 Additional Conditions to Obligations of the Company. The obligations of the Company to consummate the Merger and the other Transactions that are to occur at or after the Effective Time pursuant to this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in this Section 6.3, any of which may be waived, in writing, exclusively by the Company in its sole and absolute discretion:

(a) Representations and Warranties. The representations and warranties of Parent contained in this Agreement shall each be true, correct and complete in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date; provided, however, that for purposes of determining the accuracy of any representations and warranties, all materiality, Parent Material Adverse Effect and similar qualifications limiting the scope of such representations and warranties shall be disregarded.

(b) Performance. Parent and Merger Sub shall have performed and complied with in all material respects each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Parent or Merger Sub at or before the Closing.

(c) No Parent Material Adverse Effect. Since the date of this Agreement, no Parent Material Adverse Effect shall have occurred.

(d) Officer’s Certificate. Company shall have received a certificate, dated as of the Closing Date, in substantially the form attached hereto as Exhibit J, executed on behalf of the Parent by a duly authorized officer of the Company, to the effect that the conditions set forth in this Section 6.3 have been satisfied.

(e) Stockholder Approval. This Agreement, the Statement of Merger, the Certificate of Merger, the Merger and the Parent Stockholder Approval Matters shall have been approved by the Parent’s stockholders in conformity with the Proxy Statement and Parent’s Charter Documents.

(f) Certificates. Parent shall have delivered to each of the Company Members Certificate(s) representing the Allocated Portion of such Company Member’s Base Stock Consideration.

(g) Registration Rights Agreements. Company shall have received Registration Rights Agreements, in substantially the form attached hereto as Exhibit H, that have been duly executed and delivered by Parent with respect to the shares of Parent Common Stock to be issued to the Company Members and such Registration Agreements shall be in full force and effect and shall not have been repudiated.

(h) Suspension of Trading. There shall not be in effect any (i) suspension or material limitation in trading of Parent Common Stock, (ii) general moratorium on banking activities or material disruption in securities settlement or clearance services or (iii) limitation on prices of publicly traded securities.

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(i) Ancillary Agreements. Parent and Merger Sub shall have each executed and delivered each of the Ancillary Agreements to which Parent or Merger Sub, respectively, is a party and assuming the due execution and delivery of such agreements by the other parties thereto, such agreements shall be in full force and effect with respect to Parent and Merger Sub, as applicable.

(j) Assumption Agreements. Parent shall have delivered to the Company a copy of each Assumption Agreement, duly executed by Parent and the creditor thereunder.

(k) Consents. Each consent required to assign the Assigned Contracts pursuant to Section 5.19 shall have been obtained by Parent and the Company.

(l) Guaranties. Reagan Yeomans shall have been removed as a guarantor from each of the Yeomans Guaranty Contracts pursuant to Section 5.18.

(m) Equipment Leases. Parent shall have paid off all amounts outstanding under each Equipment Lease effective as of the Closing Date and shall have provided the Company reasonably satisfactory evidence of the same.

(n) PIPE Investment. The PIPE Investment shall have simultaneously occurred with the Closing.

(o) The Identified Employees shall have entered into (1) new employment arrangements with Parent, substantially in the form attached hereto as Exhibit K (the “Employment Agreements”), and (2) non-competition agreements with Parent, substantially in the form attached hereto as Exhibit L.

Article 7
SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS; INDEMNIFICATION

7.1 Survival of Representations, Warranties, Covenants and Agreements.

(a) All of the representations and warranties contained in this Agreement and the certificates and instruments delivered in connection herewith or therewith shall survive the Merger and continue until 11:59 p.m. Colorado time on the day which is twelve (12) months after the date on which the Effective Time occurs (the “Expiration Date”); provided, however, that the Fundamental Representations shall survive the Closing and shall continue until the expiration of the latest statutes of limitations applicable to such representations and warranties (including extension to the fullest extent permitted by Title 10, Section 8106(c) of the DGCL) (either pertaining to the subject matter of such representations and warranties, or the ability of any Parent Indemnitees, any Company Indemnitees or any third party to make a claim relating to the breach of such representations and warranties, as the case may be, whichever is later) after giving effect to any extensions or waivers plus thirty (30) days.

(b) Nothing in this Section 7.1 or any other provision of this Agreement (i) shall be construed to limit the survival of any representation or warranty of any Person set forth in any of the Ancillary Agreements, which shall survive the Merger and continue for the time periods set forth therein (or, if no time period is set forth therein, indefinitely), or (ii) shall be construed to limit the survival of any covenant or agreement of the Company or Parent contained in this Agreement or any of the Ancillary Agreements, which shall survive the Merger and continue for the time periods set forth herein or therein as applicable (or, if no time period is set forth therein, indefinitely).

(c) Notwithstanding the foregoing, any claims for indemnification, compensation or reimbursement under this Article 7 (each, an “Indemnification Claim”) which are timely asserted prior to the expiration of the applicable survival periods described above shall survive until finally resolved.

7.2 Indemnification by Company Members. From and after the Closing, each Company Member agrees, subject to the limitations in this Article 7, (x) with respect to any Losses that, in the aggregate, are less than or equal to the Escrow Amount, jointly and severally, and (y) to the extent of any Losses in excess of the Escrow Amount, severally and not jointly (according to their Allocated Portion), to indemnify Parent, Merger Sub and their Affiliates (including the Surviving Corporation) and each of their respective Representatives, successors and assigns (collectively, the “Parent Indemnitees”) and hold each of them harmless from and against of any Loss which such Parent Indemnitee suffers, sustains or becomes subject to, either directly or indirectly, as a result of, arising out of, relating to or in

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connection with (regardless of whether or not such Loss relates to any Third Party Claim) so long as such Parent Indemnitee has in good faith made a claim for indemnification in accordance with Section 7.5, and, prior to the expiration of the applicable survival period under Section 7.1(a):

(a) subject to Section 5.7, any breach of or inaccuracy in any representation or warranty made by the Company in this Agreement or any certificate, agreement or instrument delivered in connection herewith or therewith (any claim thereof, a “Representation Breach Claim”);

(b) any breach or violation of any covenant or agreement of the Company contained in this Agreement or any certificate, agreement or instrument delivered in connection herewith or therewith;

(c) any material inaccuracy in or omission with respect to the Closing Payment Certificate, including the calculation of the Initial Consideration;

(d) any Taxes (a) of or with respect to the income, assets or operations of the Company or any Company Subsidiary with respect to any Pre-Closing Tax Period or any Straddle Period (to the extent allocable (as determined pursuant to the last sentence of Section 5.9(c) to the portion of such period beginning before and ending on the Closing Date), or (b) of any other Person (other than the Company or any Company Subsidiary) for which the Company (or any Company Subsidiary) is liable under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Applicable Law), as a transferee or successor, by contract, or otherwise; and

(e) any costs and expenses of enforcement to recover Losses due to any Parent Indemnitee, and any Losses incurred by Parent or any of the other Parent Indemnitees to enforce any Company Member’s indemnification, compensation or reimbursement obligations, agreements and undertakings hereunder in connection with any indemnification Liability for Losses payable under this Article 7.

Notwithstanding any other provisions in this Article 7 or any other provisions in this Agreement, for the purposes of determining the amount of Losses attributable thereto, any qualifications to the representations, warranties, covenants and agreements with respect to materiality or knowledge, including for “material,” “in all material respects,” “Company Material Adverse Effect,” “Parent Material Adverse Effect,” or similar qualifications.

7.3 Indemnification by Parent. From and after the Closing, Parent agrees, subject to the limitations in this Article 7, to indemnify the Company Members and their Affiliates and each of their respective Representatives, successors and assigns (collectively, the “Company Indemnitees”) and hold each of them harmless from and against of any Loss which such Company Indemnitee suffers, sustains or becomes subject to, either directly or indirectly, as a result of, arising out of, relating to or in connection with (regardless of whether or not such Loss relates to any Third Party Claim) so long as such Company Indemnitee has in good faith made a claim for indemnification in accordance with Section 7.5, and, prior to the expiration of the applicable survival period under Section 7.1(a):

(a) any breach of or inaccuracy in any representation or warranty made by the Parent or Merger Sub in this Agreement or any certificate, agreement or instrument delivered in connection herewith or therewith;

(b) any breach or violation of any covenant or agreement of the Parent and/or Merger Sub contained in this Agreement or any certificate, agreement or instrument delivered in connection herewith or therewith; and

(c) any costs and expenses of enforcement to recover Losses due to any Company Indemnitee, and any Losses incurred by any Company Indemnitees to enforce any of Parent’s indemnification, compensation or reimbursement obligations, agreements and undertakings hereunder in connection with any indemnification Liability for Losses payable under this Article 7.

7.4 Limitations.

(a) No Company Member shall be obligated to indemnify any Parent Indemnitee for any claim for indemnification pursuant to a Representation Breach Claim unless and until the aggregate amount of all Losses of all Parent Indemnitees (whether or not resulting from a Representation Breach Claim) equal or exceed Fifty Thousand Dollars ($50,000) (the “Deductible”), at which time the Company Members shall indemnify the Parent Indemnitees for the amount of all Losses in excess of the Deductible.

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(b) The Deductible shall not apply to Losses resulting from (x) any Representation Breach Claim regarding the Fundamental Representations, or (y) any claims other than Representation Breach Claims.

(c) The Company Members’ aggregate Liability for Representation Breach Claims shall not exceed Four Million Dollars ($4,000,000) (the “General Cap”); provided that the General Cap shall not apply with respect to the claims set forth in the following clauses (a) through (b) and the Company Members’ Liability for indemnification therefor shall not count for purposes of the General Cap: (a) Representation Breach Claims regarding any Fundamental Representations; and (b) any claims other than Representation Breach Claims.

(d) The Company Members’ aggregate Liability for all claims hereunder shall not exceed the lesser of (i) Fifteen Million Dollars ($15,000,000) or (ii) the Aggregate Consideration actually received by the Company Members (the “Maximum Cap,” together with the General Cap, each, an “Indemnity Cap”).

(e) Notwithstanding anything to the contrary in this Agreement, neither the Deductible nor any Indemnity Cap shall apply with respect to claims based on fraud, and the Company Members’ Liability for indemnification therefor shall not count for purposes of any Indemnity Cap. Notwithstanding the foregoing, no Company Member shall be liable for the fraud of any other Company Member.

(f) Nothing in this Section 7.4 shall limit Parent’s or the Surviving Corporation’s right to seek equitable relief (including an injunction) to enforce any rights under this Agreement.

(g) Notwithstanding anything herein to the contrary, for purposes of calculating or determining the amount of Losses incurred under Section 7.2 or Section 7.3, there shall be deducted from any Losses an amount of any Tax benefit, Tax refund, insurance proceeds, indemnification payments, contribution payments or reimbursements actually received by any Company Indemnitees or Parent Indemnitees, as applicable, in connection with such Losses. Furthermore, upon notice of any Loss or event or condition that may give rise to any Loss, Parent or the Company Members, as applicable, shall, and shall cause all of its respective Affiliates to, (i) take any and all actions available to them to mitigate and minimize such Loss to the maximum extent possible and (ii) notify all of their respective applicable insurance carriers of such possible Loss and diligently seek to recover all possible insurance coverage, payments and proceeds relating to such Loss under any and all policies of insurance held by them.

(h) Notwithstanding anything to the contrary contained in this Agreement, under no circumstances will any Indemnified Party be entitled to recover exemplary, special, indirect or punitive damages under this Article 7 (except to the extent such damages are awarded to a third party or in the case of fraud).

(i) Any amounts payable pursuant to the indemnification obligations hereunder shall be paid without duplication.

7.5 Indemnification Procedures; Third Party Claims.

(a) Indemnification Procedures.

(i) As used herein, an “Indemnified Party” shall refer to a Parent Indemnitee or a Company Indemnitee, as applicable, the “Notifying Party” shall refer to the party hereto whose Indemnified Parties are entitled to assert a claim for indemnification hereunder and has given notice of such claim as required by this Section 7.5(a) (a “Claim Notice”) to the other Party, such other Party being referred to herein as the “Indemnifying Party”. In the event that an Indemnified Party has or claims to have incurred, paid, accrued, reserved or suffered, or believes in good faith that it may incur, pay, accrue, reserve or suffer, Losses for which it is or may be entitled to be held harmless, indemnified, compensated or reimbursed in accordance with the terms of this Article 7 in respect of an Indemnification Claim, Parent (on behalf of such other Parent Indemnitee, if applicable) or such Company Indemnitee shall deliver a Claim Notice to the Company Members or Parent, respectively. Each Claim Notice shall, with respect to each Indemnification Claim set forth therein, (i) specify in reasonable detail and in good faith the nature of the Indemnification Claim being made and (ii) contain a good faith, non-binding, preliminary estimate of the aggregate Dollar amount of Losses to which such Indemnified Party might be entitled (the aggregate amount of such estimate, as it may be modified by Parent in good faith from time to time, being referred to as the “Claim Amount”).

(ii) If the Parent (on behalf of a Parent Indemnifying Party) or the Company Members (on behalf of any Company Members Indemnifying Party) wishes to object to the allowance of some or all Indemnification

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Claims made in a Claim Notice, the Indemnifying Party must deliver a written objection to Parent or the Company Members, as applicable, within thirty (30) Business Days after receipt of such Claim Notice expressing such objection and explaining in reasonable detail and in good faith the basis therefor (an “Objection Notice”). Following receipt by Parent or Company Members, as applicable, of the Objection Notice, if any, Parent (on behalf of a Parent Indemnifying Party) and the Company Members shall promptly, and within ten (10) Business Days, meet to attempt to resolve the rights of the respective parties with respect to each Indemnification Claim that is the subject of the Objection Notice. If the Company Members and Parent (on behalf of a Parent Indemnifying Party) resolve the dispute that is the subject of the Objection Notice with respect to Indemnification Claims made by Parent Indemnitees, then as promptly as practicable (and in any event within five (5) Business Days) following the resolution of the Indemnification Claim, Parent and the Company Members shall execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to pay a certain amount (the “Stipulated Amount”). To the extent that the amount remaining in the Escrow Fund is insufficient to cover the full Stipulated Amount, then, subject to the limitations contained in Section 7.4, each Company Member shall, within ten (10) Business Days following the date of the joint written instructions, pay such Company Member’s Allocated Portion (as of the date of the joint instructions) of the amount of such shortfall to Parent. If the Company Members and Parent (on behalf of a Parent Indemnifying Party) resolve the dispute that is the subject of the Objection Notice with respect to Indemnification Claims made by Company Indemnitees, then as promptly as practicable (and in any event within five (5) Business Days) following the resolution of the Indemnification Claim, Parent shall pay by wire transfer of immediately available funds to an account designated by the Company Members such agreed upon amount.

(iii) If Parent or the Company Members, as applicable, do not receive an Objection Notice with respect to any Indemnification Claim set forth in a Claim Notice by such party at the end of the thirty (30) Business Day period referred to in Section 7.5(a)(ii), (i) the applicable Indemnifying Party shall be deemed to have irrevocably waived any right to object to such Indemnification Claim and to have agreed that Losses in the amount of the applicable Claim Amount (the “Agreed Amount”) are indemnifiable hereunder, (ii) as promptly as practicable (and in any event within five (5) Business Days) following the expiration of such thirty (30) Business Day period, Parent and the Company Members shall execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to pay the Agreed Amount to Parent from the Escrow Fund with respect to Indemnification Claims made by Parent Indemnitees; and (iii) if the amount remaining in the Escrow Fund is insufficient to cover the full Agreed Amount, then, subject to the limitations contained in Section 7.4, each Company Member shall, within ten (10) Business Days following the expiration of such thirty (30) Business Day period, pay such Company Member’s Allocated Portion (determined as of the seventh (7th) Business Day prior to the date when such indemnification Liability becomes payable under this Article 7) of the amount of such shortfall to Parent. If the Indemnification Claim was made by a Company Indemnitee, then upon the resolution of the Indemnification Claim, Parent, as promptly as practicable (and in any event within five (5) Business Days) following the expiration of such thirty (30) Business Day, shall pay by wire transfer of immediately available funds to an account designated by the Company Members such Agreed Amount.

(b) In the event that the parties do not execute any joint instructions or resolve an Objection Notice, as applicable, within thirty (30) Business Days of receipt by of the Objection Notice or the parties do not otherwise receive the Agreed Amount, then Parent or the Company Indemnitee may commence an Action to resolve such dispute and enforce its rights with respect thereto in any court available therefor (such Action, a “Litigated Dispute”). Upon the resolution of a Litigated Dispute:

(i) Parent and the Company Members shall, as promptly as practicable (and in any event within five (5) Business Days) following the entry of the final judgment of a court of competent jurisdiction, or such shorter period of time as may be set forth in such final judgment, (i) execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to pay the amount awarded to the Parent Indemnitee, if any, in such Litigated Dispute (the “Award Amount”) to Parent from the Escrow Fund with respect to amounts owing to Parent; or (ii) Parent shall, as promptly as practicable (and in any event within five (5) Business Days), pay to each Company Member its Allocated Portion of such Award Amount; and

(ii) if the amount remaining in the Escrow Fund is insufficient to cover the full Award Amount owing to Parent, then, subject to the limitations contained in Section 7.4, each Company Member shall, within ten (10) Business Days following the entry of such final judgment, or such shorter period of time as may be set forth in such final judgment, pay such Company Member’s Allocated Portion of the amount of such shortfall to Parent.

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(iii) So long as, and solely to the extent that, any amount remains in the Escrow Fund, the Parent Indemnitees shall seek to recover amounts in respect of any Indemnification Claims from the Escrow Fund prior to seeking to recover amounts in respect of such claims directly from any Company Member; provided, however, that to the extent any Loss Amounts are released from the Escrow Fund with respect to Indemnification Claims that are not subject to the General Cap, such Loss Amounts shall not reduce the amount that the Parent Indemnitees may recover with respect to Indemnification Claims that are subject to the General Cap. The amount, if any, paid by the Company Members to a Parent Indemnitee or Parent to a Company Indemnitee in respect of any Indemnification Claim hereunder shall be comprised of a combination of Cash, Parent Common Stock, or any combination thereof as reasonably determined by each Company Member; provided that (i) such determination shall maintain and be in accordance with the Agreed Tax Treatment and (ii) no more than fifty percent (50%) of such amount may consist of Parent Common Stock. Any amounts paid to a Parent Indemnitee by the Company Members hereunder with respect to any Indemnification Claim asserted on behalf of a Parent Indemnitee other than Parent, shall be received by Parent on behalf of such other Parent Indemnitee.

(iv) Prior to the Expiration Date, Parent will notify the Company Members in writing of the amount that Parent determines in good faith to be necessary to satisfy all Indemnification Claims that are not fully and finally resolved (or if resolved, not fully paid in accordance with the resolution, if applicable) at or prior to 11:59 p.m. Colorado time on the Expiration Date in accordance with this Section 7.5 (such unresolved claims being referred to as the “Unresolved Claims” and such amount being referred to as the “Expiration Date Retained Escrow Amount”). Within five (5) Business Days after the Expiration Date, Parent and the Company Members shall execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to release from the Escrow Fund and shall deliver the amount, if positive, that is equal to: (i) the amount remaining in the Escrow Fund as of 11:59 p.m. Colorado time on the Expiration Date; less (ii) the Expiration Date Retained Escrow Amount.

(v) Following the Expiration Date, if an Unresolved Claim is finally resolved, then, Parent and the Company Members shall, within five (5) Business Days after the final resolution of such Unresolved Claim and the payment paid by the Company Member to Parent from the Escrow Fund for such Unresolved Claim, if applicable, execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to release from the Escrow Fund and deliver the amount, if positive, that is equal to: (i) the amount then held in the Escrow Fund following the date of such resolution and payment; less (ii) the aggregate amount that Parent determines in good faith to be necessary to satisfy all remaining Unresolved Claims (which amount will continue to be held in the Escrow Fund).

(c) Third-Party Claims.

(i) In the event an Indemnified Party becomes aware of a claim by a third party (a “Third Party Claim”) the Notifying Party shall give the Indemnifying Party prompt written notice of such Third Party Claim (a “Third Party Claim Notice”), which Third Party Claim Notice shall be in writing and shall set forth in reasonable detail: (i) the Losses asserted against, incurred, sustained or suffered by the Indemnified Party; (ii) specify in reasonable detail why the Indemnified Party is entitled to indemnification from the Indemnifying Party for such Losses; (iii) the facts giving rise to such Third Party Claim and the amount or the method of computation of the amount of Losses of such Third Party Claim (if then known) included in the amount so stated; (iv) the date insofar as practicable each such item that has been or may be paid, incurred or sustained; (v) the provisions of this Agreement to which such item is related; and (vi) the amount of consideration sought to be delivered to the Indemnified Party in compensation for such Losses as of the date of such Third Party Claim Notice, to the extent known. The failure to give such Third Party Claim Notice shall not affect any Indemnified Party’s ability to seek indemnification hereunder unless, and only to the extent that, such failure has materially prejudiced the Indemnifying Party’s ability to defend successfully a Third Party Claim. Thereafter, the Notifying Party will give the Indemnifying Party, promptly after the Notifying Party’s (or Indemnified Parties’, as applicable) receipt or delivery thereof, copies of all documents (including court papers) received or delivered by the Notifying Party (or Indemnified Party, as applicable) relating to any such Third Party Claim.

(ii) The Indemnifying Party shall respond, in writing, to such Third Party Claim Notice within fifteen (15) Business days after receipt of the Third Party Claim Notice (or within the shorter period, if any, during which a defense must be commenced for the preservation of rights), stating whether it agrees to assume the obligation to indemnify the Indemnified Party pursuant to the terms of this Agreement with respect to such Third Party Claim and will agree to contest and defend such Third Party Claim or whether it refuses to assume the obligation to indemnify the Indemnified Party with respect to such Third Party Claim and/or to contest and defend such Third Party Claim.

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(iii) If Indemnifying Party agrees to accept the obligation to indemnify the Indemnified Party with respect to such Third Party Claim and defend and contest such Third Party Claim, then the Indemnifying Party shall be entitled to contest and defend such Third Party Claim by so stating in its response. Reputable attorneys reasonably acceptable to the Indemnified Party employed by the Indemnifying Party shall conduct such contest and defense. The Indemnified Party shall be entitled at any time, at its own cost and expense (which expense shall not constitute Losses), to participate in such contest and defense and to be represented by attorneys of its or their own choosing. If the Indemnified Party elects to participate in such defense, the Indemnified Party shall cooperate with the Indemnifying Party in the conduct of such defense and shall defer to the judgment of the attorneys employed by the Indemnifying Party. Notwithstanding the foregoing, if (i) the Indemnified Party reasonably determines that there is a conflict of interest that prevents the Indemnifying Party from adequately representing the Indemnified Party’s interests with respect to a Third Party Claim, (ii) a Third Party Claim seeks relief other than the payment of monetary damages, (iii) the subject matter of a Third Party Claim relates to the ongoing business of the Indemnified Party, which Third Party Claim, if decided against the Indemnified Party, would adversely affect the ongoing business or reputation of the Indemnified Party or (iv) the Indemnified Party would not be fully indemnified with respect to such Third Party Claim, then, in each such case, the Indemnified Party alone shall be entitled to contest, defend and settle such Third Party Claim in the first instance and the Indemnifying Party shall reimburse the Indemnified Party for its reasonable out of pocket costs and expenses (including reasonable fees of outside counsel) for such contest, defense or settlement of such Third Party Claim.

(iv) If the Indemnifying Party agrees to accept the obligation to indemnify the Indemnified Party with respect to Losses incurred in connection with such Third Party Claim but either does not elect to assume or is prevented from assuming the defense of such Third Party Claim within the time period set forth, the Indemnified Party shall defend such Third Party Claim through counsel chosen by it at its own expense (and with the right of the Indemnified Party for indemnification of such expenses in accordance with this Article 7), provided the Indemnified Party will not admit to any liability or concede, settle or compromise any such Third Party Claim without the prior written consent of the Indemnifying Party (which consent will not be unreasonably withheld, conditioned or delayed). If the Indemnifying Party does not assume the defense of a Third Party Claim, the Indemnifying Party shall, at its own expense, cooperate with the Indemnified Party in such defense and make available to the Indemnified Party all witnesses, pertinent records, materials and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnified Party shall, at the Indemnifying Party’s expense, cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party.

(v) If the Indemnifying Party assumes the defense of a Third Party Claim: (i) the Indemnified Party will not admit to any liability, or concede, settle or compromise any such Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed; and (ii) the Indemnifying Party will not settle or compromise any Third Party Claim, without the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld, conditioned or delayed), if such compromise or settlement: (a) seeks relief other than the payment of monetary damages, (b) the subject matter of a Third Party Claim relates to the ongoing business of the Indemnified Party, which Third Party Claim, if decided against the Indemnified Party, would place a material limitation on the future operations of the Indemnified Party, (c) affects in a manner materially adverse to the Indemnified Party any other Third Party Claim that reasonably may be expected to be made against such Person or (d) does not release the Indemnified Party (including the Notifying Party) from all liability regarding such Third Party Claim, other than any liability being satisfied by the Indemnifying Party hereunder

7.6 No Contribution. No Indemnifying Party shall make any claim for subrogation, indemnification, contribution, reimbursement or right of advancement from the Indemnified Party with respect to any Losses claimed by any Indemnified Party, and all such Indemnifying Parties hereby waive any such right of subrogation, indemnification, contribution, reimbursement or right of advancement from the Indemnified Parties it has or may have in the future.

7.7 Effect of Investigation. Notwithstanding the rights of the Parent Indemnitees to recover Losses pursuant to Section 7.2, Parent and Merger Sub are not aware of any facts or circumstances that would serve as the basis for a claim by any Indemnified Party against Company or any Company Members based upon a breach of any representation or warranty of the Company contained in this Agreement or breach of any of Company’s covenants or agreement to

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be performed by it at or prior to Closing. Parent, Merger Sub and the Surviving Corporation, on behalf of themselves and all Parent Indemnitees, shall be deemed to have waived in full any breach of any of Company’s representations and warranties and any such covenants and agreements of which Parent and/or Merger Sub has such awareness at the Closing.

7.8 Exclusive Remedy. Following the Closing, except for (a) claims for actual fraud against any Indemnifying Party who committed, participated in or had actual knowledge of such fraud, (b) claims for equitable relief and (c) claims pursuant to any other agreement (other than this Agreement) entered into in connection with this Agreement and the Transactions contemplated hereby, the rights to indemnification, compensation or reimbursement under this Article 7 shall be the sole and exclusive remedy with respect to the subject matter of this Agreement.

Article 8
TERMINATION, AMENDMENT AND WAIVER

8.1 Termination. Except as provided in Section 8.2, this Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time:

(a) By mutual agreement of the Company and Parent.

(b) By Parent or the Company if: (i) the Effective Time has not occurred before 5:00 p.m. Colorado time on the date which is twelve (12) months from the date hereof (provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose Willful Breach has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date), (ii) there shall be a final non-appealable Order of any Governmental Authority in effect preventing consummation of the Merger, (iii) there shall be any Applicable Law enacted, promulgated or issued or deemed applicable to the Merger by any Governmental Authority that would make consummation of the Merger illegal; provided, however, that the violation of any Federal Cannabis Laws shall not be deemed to make consummation of the Merger illegal.

(c) By Parent if there shall be any action taken, or any Applicable Law or Order enacted, promulgated or issued or deemed applicable to the Merger, by any Governmental Authority, which would: (i) prohibit Parent’s ownership or operation of all or any material portion of the business of the Company or (ii) compel Parent to dispose of or hold separate all or any material portion of the Assets of the Company, or materially limit its operation of the Company’s business, as a result of the Merger.

(d) By Parent if there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Company and (i) the Company has not cured such breach within ten (10) Business Days after Parent delivers written notice of such breach to the Company (provided, however, that, no cure period shall be required for a breach which by its nature cannot reasonably be cured) and (ii) if not cured within such ten (10) Business Day period and at or prior to the Closing, such breach would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.2, as the case may be, to be satisfied.

(e) By the Company if there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Parent and (i) Parent has not cured such breach within ten (10) Business Days after Company delivers a written notice of such breach to Parent (provided, however, that no cure period shall be required for a breach which by its nature cannot be reasonably cured), and (ii) if not cured within such ten (10) Business Day period and at or prior to the Closing, such breach would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.3, as the case may be, to be satisfied.

(f) By either Parent or the Company, if at any time prior to such time (i) trading in Parent Common Stock or other equity shall have been suspended by the SEC, Nasdaq or OTCQX, as applicable, or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by Federal or Colorado State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of Parent, impractical or inadvisable to proceed with the Closing.

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(g) By Parent, if between the date hereof and the Closing, a Company Material Adverse Effect has occurred.

(h) By the Company, if between the date hereof and the Closing, a Parent Material Adverse Effect has occurred.

(i) By the Company, if Parent fails to consummate any of the Third Party Transactions on or prior to the Closing.

8.2 Effect of Termination.

(a) Subject to Section 8.2(b), if this Agreement is terminated then all further obligations of the Parties under this Agreement will terminate and become void and of no further force and effect and there shall be no further liability or obligation on the part of any Party under this Agreement, except for the following:

(b) Notwithstanding anything herein to the contrary, if Parent completes one or more Third Party Transactions and if this Agreement is terminated by Parent or the Company pursuant to Section 8.1(b)(i) and all of the conditions to Closing set forth in Article VI (other than those other conditions that, by their nature, cannot be satisfied until the Closing Date, but, which conditions would be capable of satisfaction if the Closing Date were to occur on the date of such termination) have been satisfied or waived on or prior to the date of such termination, then such termination may be deemed to be a breach of this Agreement, and the Company Members (acting together) shall be entitled, at their sole election, to either (i) any remedies available in law or equity (including special and indirect damages); provided, however, that in no event shall such remedies include punitive, incidental, or consequential damages, or (ii) such Company Member’s Allocated Portion of the Reverse Termination Fee (which fee shall be payable within two (2) business days after written notice of such termination, by wire transfer of immediately available funds to an account designated in writing by the Company Members). If Parent fails to timely pay the Reverse Termination Fee when due pursuant to this Section 8.2, Parent shall pay to the Company Members interest on such amount at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made through the date such payment was actually received. Parent and Merger Sub acknowledge and agree that the Reverse Termination Fee constitutes liquidated damages, and not penalties, in lieu of the Company Members’ actual damages resulting from the termination described in this Section 8.2(b). If the Company Members elect to receive their Allocated Portion of the Reverse Termination Fee, payment by Parent of the Reverse Termination Fee shall be the Company Members’ exclusive remedy for any loss or damage suffered as a result of the breach of any representation, warranty, covenant or agreement contained in this Agreement by Parent or Merger Sub and the failure of the Transactions to be consummated, and upon payment of the Reverse Termination Fee in accordance with this Section 8.3(b), neither Parent nor Merger Sub shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions.

(c) Sections 5.3, 5.4, 8.2, Article 9 and the applicable definitions set forth in Article 10 shall remain in full force and effect and survive any termination of this Agreement.

(d) Nothing herein shall relieve any party hereto from liability for any Willful Breach of any provision hereof.

Article 9
MISCELLANEOUS PROVISIONS

9.1 Subject to Approval of the MED. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE TRANSFER OF THE CANNABIS PERMITS TO THE SURVIVING CORPORATION AS PROVIDED HEREUNDER IS CONTINGENT UPON AND SUBJECT TO THE PRIOR APPROVAL OF THE MED AND APPLICABLE LOCAL JURISDICTIONS.

9.2 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by email transmission or by nationally recognized overnight courier prepaid, to the parties at the following electronic or physical addresses:

If to Parent or Merger Sub, to:

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Greenrose Acquisition Corp.
111 Broadway
Amityville, NY 11701
Attn: William F. Harley III
Email: mickey@greenrosecorp.com

with a copy (which shall not constitute notice) to:

Tarter Krinsky & Drogin LLP
1350 Broadway
11th Floor
New York, NY 10018
Attention: Guy N. Molinari, Esq.
Fax: (212) 216-8100
Email: gmolinari@tarterkrinsky.com

If to the Company prior to Closing, to:

Futureworks LLC
191 University Blvd. #300
Denver, CO 80206
Email: reagan@thchealth.com, chris@thchealth.com

with a copy (which shall not constitute notice) to:

Husch Blackwell, LLP
1801 Wewatta Street
Suite 1000
Denver, CO 80202
Attn: Steve Levine, Esq.
Email: steve.levine@huschblackwell.com

All such notices, requests and other communications will (a) if delivered personally to the address as provided in this Section 9.2, be deemed given upon delivery, (b) if delivered by email to the email address as provided for in this Section 9.2, be deemed given upon confirmation of successful completion of such email, and (c) if delivered by overnight courier to the address as provided in this Section 9.2, be deemed given on the earlier of the first Business Day following the date deposited with such overnight courier with the requisite payment and instructions to effect delivery on the next Business Day or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 9.2). Any party from time to time may change its address or other information for the purpose of notices to that party by giving notice specifying such change to the other parties.

9.3 Entire Agreement. This Agreement and the Exhibits and Schedules hereto, including the Company Disclosure Schedule and the Ancillary Agreements, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, except for the confidentiality provisions of the Confidentiality Agreement and any other confidentiality agreement in existence between Parent, the Company and any other third party, which shall continue in full force and effect and shall survive any termination of this Agreement in accordance with their terms.

9.4 Third Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of Parent and the Company and, with respect to Article 7 and Article 9 only, the Company Members, and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other Person other than the Parent Indemnitees entitled to indemnification under Article 7.

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9.5 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned (by operation of law or otherwise) and any attempt to do so shall be void; provided, however that Parent or Merger Sub shall be entitled to assign its rights, duties and obligations hereunder, including Merger Sub’s obligation to merge with the Company, to any one or more Subsidiaries or Affiliates of Parent or Merger Sub, provided that no such assignment shall relieve Parent or Merger Sub from its duties and obligations under this Agreement. Subject to the foregoing sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties and their respective successors and assigns.

9.6 Headings. The headings and table of contents used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

9.7 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Applicable Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and (d) the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible, in a mutually acceptable manner, in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

9.8 Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based on contract, tort, equity or otherwise), shall be governed by and construed in accordance with the Applicable Laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of Delaware; provided, however, that any claims, controversies, or disputes related to the Cannabis Permits held by the Company shall be governed by and construed in accordance with the Applicable Laws of the State of Colorado, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of Colorado.

9.9 Waiver of Trial by Jury. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.10 Jurisdiction. EACH OF THE PARTIES TO THIS AGREEMENT SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN THE STATE OF NEW YORK, IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND AGREES NOT TO BRING ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO IN ANY OTHER COURT. EACH OF THE PARTIES WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION SO BROUGHT AND WAIVES ANY BOND, SURETY OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. EACH PARTY AGREES THAT SERVICE OF SUMMONS AND COMPLAINT OR ANY OTHER PROCESS THAT MIGHT BE SERVED IN ANY ACTION MAY BE MADE ON SUCH PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS OF THE PARTY AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 9.2. NOTHING IN THIS SECTION 9.10, HOWEVER, SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH PARTY AGREES THAT A FINAL, NON-APPEALABLE JUDGMENT IN ANY ACTION BROUGHT IN

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ACCORDANCE WITH THIS SECTION 9.10 SHALL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

9.11 Counterparts. This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile or by electronic mail in Portable Document Format, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.12 Amendment and Modification. This Agreement may be amended, modified or supplemented by Parent, the Company and the Company Members at any time prior to the Closing, and by Parent and the Company Members at any time following the Closing (notwithstanding any stockholder or member approval); provided, however, that after approval of the Transactions by the Company Members, no amendment shall be made which pursuant to Applicable Laws requires further approval by such members without such further approval. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed by each of the parties.

9.13 Extension; Waiver. No failure or delay of a party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of any party hereto to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

9.14 Made Available. The parties agree that the words “made available” or words of similar import mean that, on or before 8:00 a.m. Colorado time on the third (3rd) Business Day immediately preceding the date of this Agreement, the Company has posted complete and correct copies of such materials to the Data Room and that Parent and its Representatives had continuous access to such materials in the Data Room during the three (3) Business Days prior to the date of this Agreement.

9.15 No Presumption Against Drafting Party. The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Applicable Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

Article 10
DEFINITIONS

10.1 Definitions. For the purposes of this Agreement, the following defined terms shall have the meanings indicated below (with correlative meanings for the singular or plural forms thereof):

“Acquisition Proposal” means, with respect to the Company, any agreement, offer, proposal or bona fide indication of interest (other than this Agreement or any other offer, proposal or indication of interest by Parent), or any public announcement of an intention to enter into any such agreement or of (or intention to make) any offer, proposal or bona fide indication of interest, relating to, or involving: (i) any sale, dividend, split or other disposition of any capital stock or other Equity Interests of the Company or any of the Company Subsidiaries representing more than ten percent (10%) of the total capital stock or Equity Interests of the Company or any of the Company Subsidiaries, as applicable, or any merger, consolidation, business combination or similar transaction involving the Company or any of the Company Subsidiaries; (ii) any sale, lease, mortgage, pledge, exchange, transfer, license, acquisition or disposition of any material properties or assets of the Company or any of the Company Subsidiaries (including by way of exclusive license or joint venture formation) in any single transaction or series of related transactions (other than in the ordinary course of business consistent with past practice); or (iii) any tender offer (including a self-tender), exchange offer, liquidation, dissolution, liquidation, recapitalization or other significant corporate reorganization of the Company or any of the Company Subsidiaries, or any extraordinary dividend, whether of cash or other property.

“Action” means any claim, action, cause of action, suit, demand, tender of indemnity, complaint, petition, investigation, proceeding, violation notice, notice of liability, enforcement, audit or investigation by or before any Governmental Authority, or any other arbitration, mediation or similar proceeding.

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“Additional Consideration” has the meaning set forth in Section 1.6(c)-(e).

“Affiliate” means, with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with the first-mentioned Person. For the purposes of this definition, “control,” including the terms “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, as general partner or managing member, by Contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

“Aggregate Consideration” has the meaning set forth in Section 1.6.

“Agreed Amount” has the meaning set forth in Section 7.5(a)(iii).

“Agreed Tax Treatment” has the meaning set forth in Section 1.15.

“Agreement” has the meaning set forth in the Preamble.

“Allocated Portion” of any Base Cash Consideration, Base Stock Consideration, or Payback Amount means, with respect to each Company Member, the aggregate amount allocated to such Company Member based on its proportionate Company Interest held, less any portion to be held in escrow, if applicable.

“Ancillary Agreements” means the Consent, the Joinder Agreement, the Escrow Agreement, the Statement of Merger, the Certificate of Merger and each of the other agreements, certificates, documents and instruments contemplated hereby and thereby, including all Schedules, Annexes and Exhibits hereto and thereto.

“Annual Financial Statements” means the unaudited balance sheet of the Company as of December 31, 2019 and 2020, and the related unaudited statement of operations and statement of cash flows for the twelve-month period ended on such date.

“Applicable Laws” means, with respect to any Person, any federal, state, local, municipal, foreign or other law, statute, legislation, constitution, principle of common law, Order, rule, ordinance or decree enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect, in each case as of the Effective Time, by any Governmental Authority that applies to such Person, its business and its properties; provided, however, the parties hereby acknowledge that under United States federal law, and more specifically the Controlled Substances Act, the possession, use, cultivation, marketing and transfer of marijuana is illegal and that, notwithstanding anything to the contrary, with respect to state regulated marijuana business activities, “Applicable Laws”, “law” or “federal law” shall only include such federal law, authority, agency, or jurisdiction as is not in conflict with the Applicable Laws, regulations, authority, agency, or jurisdiction of any state, local, municipal, or territory regarding such regulated marijuana business activities. For the avoidance of doubt, the Parties acknowledge and agree that Federal Cannabis Laws (as defined herein) shall not be deemed to be Applicable Laws.

“Approval” means any approval, authorization, consent, Permit, qualification or registration, clearance or any waiver of any of the foregoing, required to be obtained from or made with, or any notice, statement or other communication required to be filed with or delivered to, any Governmental Authority or any other Person, as applicable.

“Assets” of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned, licensed or leased by such Person, including cash, cash equivalents, Investment Assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

“Assigned Contracts has the meaning set forth in Section 5.19.

“Attorney-Client Communications” has the meaning set forth in Section 5.14(b).

“Audited Financial Statements” means the Company’s financial statement that has been prepared in accordance with GAAP and that has been audited by an independent certified public accountant agreeable to Parent, in

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its reasonable discretion, in accordance with generally accepted auditing standards and includes notes to the financial statement.

“Award Amount” has the meaning set forth in Section 7.5(b)(i).

“Base Cash Consideration” means Seventeen Million Five Hundred Thousand Dollars ($17,500,000).

“Base Stock Consideration” means such number of Parent Common Stock based on the applicable Parent Common Stock Price equal to Fifteen Million Dollars ($15,000,000).

“Books and Records” means all files, documents, instruments, papers, books and records, including financial statements, internal reports, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, unit certificates and books, unit transfer ledgers, Contracts, Licenses, customer lists, computer files and programs (including data processing files and records), retrieval programs, operating data and plans and environmental studies and plans.

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of Colorado are authorized or obligated to close.

“Cannabis Permits” means, with respect to any Person, any Permit required by Applicable Law or any Cannabis Regulatory Authority for the cultivation, harvesting, production, manufacturing, processing, marketing, distribution, sale, and possession of cannabis, marijuana, or related substances or products containing cannabis, marijuana, or related substances.

“Cannabis Regulatory Authority” means any Governmental Authority with regulatory authority over the cultivation, harvesting, production, manufacturing, processing, marketing, distribution, sale, or possession of cannabis, marijuana, or related substances or products containing cannabis, marijuana, or related substances, including the issuance and granting of Cannabis Permits, pursuant to any Applicable Law. For the avoidance of doubt, Cannabis Regulatory Authority includes the MED.

“Capitalization Table” has the meaning set forth in Section 2.3(c).

“Capital Expenditure Reimbursement” means amounts jointly loaned by Chris Schonbachler and Reagan Yeomans to the Company and the Company Subsidiaries for reasonable capital expenditures.

“Capital Expenditure Statement” has the meaning set forth in Section 1.9(a)(vii).

“Cash” means all cash, cash equivalents and liquid instruments of a Person.

“Cash Flow from Operating Activities” means, as of any period of time, the operating income (loss) before depreciation and amortization, excluding impairment charges related to fixed and intangible assets and gains or losses on sale of assets of the Company and all of its Subsidiaries during such period of time, calculated on a consolidated basis in accordance with GAAP, and determined by reference to Parent’s audited financial statements for such Fiscal Year.

“Certificate” has the meaning set forth in Section 1.14(b).

“Certificate of Merger” has the meaning set forth in Section 1.2.

“Charter Documents” means, as applicable, the (a) articles or certificate of incorporation, certificate of formation, articles of organization or certificate of limited partnership and (b) bylaws, limited liability company agreement or limited partnership agreement of any Person, as in effect as of the date hereof.

“Claim Amount” has the meaning set forth in Section 7.5(a)(i).

“Claim Notice” has the meaning set forth in Section 7.5(a)(i).

“Closing” has the meaning set forth in Section 1.2.

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“Closing Date” has the meaning set forth in Section 1.2.

“Closing Payment Certificate” has the meaning set forth in Section 1.8(a).

“Closing Working Capital Adjustment” has the meaning set forth in Section 1.11.

“CO Act” has the meaning set forth in the Recitals.

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Company Ancillary Agreement” has the meaning set forth in Section 2.2.

“Company Charter” means the Company’s Articles of Organization and Company Operating Agreement as in effect as of the date hereof.

“Company Disclosure Schedule” has the meaning set forth in Article 2.

“Company Financials” means the Interim Financial Statements and the Annual Financial Statements.

“Company Interests” has the meaning set forth in Section 2.3(a).

“Company Material Adverse Effect” means a change, effect, event, occurrence or circumstance, whether known or unknown, that is, individually or in the aggregate, materially adverse to the business, financial condition, operations, results of operations, Assets of the Company and the Company Subsidiaries, taken as a whole; provided, however, that in no event shall any of the following be deemed, either alone or in combination, to constitute, nor shall any of the following be taken into account in determining whether there has been, a Company Material Adverse Effect with respect to such entity (except to the extent, in the case of clauses (i) through (iii) below, they have a disproportionate effect on such entity and the Company Subsidiaries, taken as a whole, as compared to the other companies in the industry in which such entity and its Subsidiaries operate): (i) changes in conditions in the U.S. or global economy, capital or financial markets generally, including, without limitation, changes in interest or exchange rates, (ii) changes in legal, tax, regulatory, political or business conditions that, in each case, generally affect the geographic regions or industries in which the Company and the Company Subsidiaries conducts business, (iii) changes in GAAP, (iv) the negotiation, execution, announcement or performance of this Agreement or the Transactions contemplated hereby or the consummation of the Transactions contemplated by this Agreement, including, without limitation, the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, landlords, tenants, lenders, investors or employees, (v) acts of war, armed hostilities, sabotage or terrorism, or any escalation or worsening of any such acts of war, armed hostilities, sabotage or terrorism that do not disproportionately affect the Company or Company Subsidiaries, (vi) any pandemic, epidemic or any publicly declared health emergency; (vii) any action taken by the Company or any Company Subsidiary at the request of Parent or (viii) any failure to meet internal or published projections, estimates or forecasts of revenues, earnings, or other measures of financial or operating performance for any period (provided that the underlying changes, events, circumstances, conditions or effects that contributed to such failure may be being taken into account in determining whether such failure has resulted in a Company Material Adverse Effect).

“Company Members” mean Reagan Yeomans and Tiffany Goldman.

“Company Note” has the meaning set forth in Section 2.3(g).

“Company-Owned Intellectual Property Rights” means all Intellectual Property and Intellectual Property Rights that are owned or purported to be owned by the Company and each Company Subsidiary, including the Company Registered Intellectual Property.

“Company Operating Agreement” means the Company’s Amended and Restated Operating dated as of March 1, 2018.

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“Company Option” means any security, right, subscription, warrant, option, “phantom” equity right or other Contract that gives the right to (a) purchase or otherwise receive or be issued any capital equity or other Equity Interests of such Person or any security of any kind convertible into or exchangeable or exercisable for any capital stock or other Equity Interests of such Person or (b) receive any benefits or rights similar to any rights enjoyed by or accruing to the holder of capital equity or other Equity Interests of such Person, including any rights to participate in the equity, income or election of directors or officers of such Person.

“Company Parties” has the meaning set forth in Section 5.14(a).

“Company Products” means all products or service offerings of the Company and each Company Subsidiary that are being marketed, sold, or distributed, including any products or service offerings under development.

“Company Registered Intellectual Property” means all Registered Intellectual Property owned by, filed in the name of, assigned to or applied for by, the Company or any Company Subsidiary.

“Company Subsidiaries” has the meaning set forth in Section 2.4(a).

“Company Transaction Expenses” means, to the extent unpaid as of the Last Balance Sheet Date and whether or not due and payable as of the Closing or in the future, (a) all fees, costs and expenses (including, fees, costs and expenses of legal counsel, accountants, investment bankers, brokers or other Representatives and consultants and appraisal fees, costs and expenses) incurred by the Company, any Company Subsidiary, or any Company Member (to the extent that the Company is responsible for the payment thereof) in connection with the negotiation and execution of this Agreement and the Ancillary Agreements, the performance of its obligations hereunder and thereunder, and the consummation of the Transactions; (b) any such amounts required to be paid to any third party in connection with obtaining any consent, waiver or Approval required to be obtained in connection with the consummation of the Transactions, other than those that are to be borne by Parent pursuant to the terms of this Agreement); and (c) all amounts (excluding any associated withholding) payable by the Company or any Company Subsidiary, solely or partially as a result of the consummation of the Transactions or a termination of employment or engagement that occurs on or prior to the Closing, pursuant to any Contract or Applicable Laws and any payments under any “change of control,” retention, bonus, termination, compensation, severance or other similar arrangements payable to any current or former or retired employee, director, consultant or independent contractor of the Company or any Company Subsidiary or the beneficiary or dependent of such Person (including severance and similar payments that are subject to “single trigger” or “double trigger” payment conditions requiring a “change of control”.

“Company Closing Transaction Expenses” means any Company Transaction Expenses not paid as of the delivery of the Closing Payment Certificate pursuant to Section 1.8(a).

“Confidentiality Agreement” has the meaning set forth in Section 5.3.

“Consent” has the meaning set forth in the Recitals.

“Continuing Personnel” has the meaning set forth in Section 5.10(a).

“Contract” means any written, oral or other agreement, contract, subcontract, settlement agreement, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding, commitment, arrangement, or undertaking of any nature, whether express or implied, in each case as amended and supplemented from time to time.

“Data Room” means the virtual data room managed by the Company in connection with the Transactions.

“Deductible” has the meaning set forth in Section 7.4(a).

“Dispute Notice” has the meaning set forth in Section 1.11(a).

“DGCL” has the meaning set forth in the Recitals.

“Earnout Payment” means up to such number of shares of Parent Common Stock calculated pursuant to Section 1.14; provided, however, that such amount shall not in any event exceed Ten Million Dollars ($10,000,000).

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“Earnout Payment Date” means the date after the Earnout Period on which Parent has determined the shares of Parent Common Stock to be issued as the Earnout Payment; provided, however, that such calculation be made no later than ninety (90) days following the end of the Earnout Period.

“Earnout Period” means the period beginning on March 1, 2021 and ending on March 1, 2022.

“Earnout Target EBITDA Margin” means an EBITDA Margin during the applicable period of time equal to eighteen percent (18%).

“Earnout Threshold” means that, for the Earnout Period, (i) the EBITDA Margin is no less than the Earnout Target EBITDA Margin, and (ii) the Surviving Corporation’s Cash Flow from Operating Activities is greater than Zero Dollars ($0).

“EBITDA” means, for any given period of time, earnings before interest, Taxes, depreciation, amortization, and non-recurring expenses (including Company Transaction Expenses) of a given entity and all of its Subsidiaries on a consolidated basis, calculated in accordance with GAAP as consistently applied in accordance with such entity’s audited financial statements.

“EBITDA Margin” means the EBITDA of the Surviving Corporation divided by the net revenues of the Surviving Corporation for the applicable period of time.

“Effective Time” has the meaning set forth in Section 1.2.

“Employment Agreements” has the meaning set forth in Section 6.3(o).

“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.

“Environmental Claim” means any claim, action, cause of action, investigation or notice (written or oral) by any Person or entity alleging potential Liability (including potential Liability for investigatory costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (a) the presence, release or threatened release of any hazardous materials or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

“Environmental Law” means any federal, state, local or foreign environmental, health and safety worker safety, or other Applicable Laws (including common law) relating to hazardous materials, or pertaining to restrictions on hazardous materials in products, requirements to take-back or recycle used products or wastes, or product packaging or labeling.

“Equipment Leases” means those equipment leases and equipment subleases set forth in Section 2.21(a)(vii)(10)-(15) of the Company Disclosure Schedule.

“Equity Awards” has the meaning set forth in Section 2.3(b).

“Equity Interest” means any share, capital stock, partnership, member or similar interest in any entity, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable into such.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means with respect to the Company, each Company Subsidiary and any trade or business (whether or not incorporated) which is treated as a single employer with the Company within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“Escrow Agent” means Continental Stock Transfer & Trust Company, or such other Person as Parent and the Company may mutually agree to serve in such capacity.

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“Escrow Agreement” means the agreement in substantially the form attached as Exhibit E.

“Escrow Amount” means the Escrow Cash and the Escrow Stock.

“Escrow Cash” means One Million Six Hundred Twenty-Five Thousand Dollars ($1,625,000).

“Escrow Fund” means the escrow fund established by deposit of the Escrow Amount with the Escrow Agent in accordance with the terms of this Agreement.

“Escrow Stock” means such number of shares of Parent Common Stock with an aggregate value, based on the applicable Parent Common Stock Price, of One Million Six Hundred Twenty-Five Thousand Dollars ($1,625,000).

“Estimated Closing Working Capital” has the meaning set forth in Section 1.11(a).

“Exchange Act” has the meaning set forth in Section 2.23.

“Expiration Date” has the meaning set forth in Section 7.1(a).

“Expiration Date Retained Escrow Amount” has the meaning set forth in Section 7.5(b)(iv).

“Federal Cannabis Laws” means any U.S. federal Applicable Laws, civil, criminal or otherwise, as such relate, either directly or indirectly, to the cultivation, harvesting, production, distribution, sale and possession of cannabis, marijuana or related substances or products containing or relating to the same, including, without limitation, the prohibition on drug trafficking under 21 U.S.C. § 841(a), et seq., the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957, and 1960 and the regulations and rules promulgated under any of the foregoing.

“Final Working Capital” has the meaning set forth in Section 1.11(a).

“Fiscal Year” or “FY” means, for any particular year the 12-month period beginning on January 1 and ending on December 31 of such year.

“Fundamental Representations” has the meaning set forth in Section 6.2(a).

“GAAP” means generally accepted accounting principles in the United States, as in effect from time to time.

“General Cap” has the meaning set forth in Section 7.4(c).

“Governmental Authority” means any governmental authority, quasi-governmental authority (including, but not limited to the Securities and Exchange Commission), court, tribunal, arbitral or judicial body (including any grand jury), arbitrator, authority, agency, bureau, board, commission, department, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, province, county, city or other political subdivision, and shall include any stock exchange or quotation service on which the Parent Common Stock is listed or quoted, including Nasdaq and OTCQX. For the avoidance of doubt, Governmental Authority includes any Cannabis Regulatory Authority.

“Higher Target Working Capital” means One Million Eight Hundred Thousand Dollars ($1,800,000).

“Husch Blackwell” has the meaning set forth in Section 5.14(a).

“Identified Employees” shall mean Chris Schonbachler and Tiffany Goldman.

“Inbound License” has the meaning set forth in Section 2.20(c).

“Incentive Plan” has the meaning set forth in Section 5.12(a).

“Indebtedness” means all indebtedness for borrowed money.

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“Indemnification Claim” has the meaning set forth in Section 7.1(c).

“Indemnified Party” has the meaning set forth in Section 7.5(a)(i).

“Indemnity Cap” has the meaning set forth in Section 7.4(d)).

“Independent Accountant” has the meaning set forth in Section 1.11(a).

“Independent Contractor” has the meaning set forth in Section 2.20(j).

“Initial Consideration” shall mean the Base Cash Consideration (subject to adjustment as provided in Section 1.6(a)) and the Base Stock Consideration (subject to adjustment as provided in Section 1.6(b)).

“Intellectual Property” means any and all technology, Software, technical documentation, specifications, designs, bills of material, build instructions, test reports, schematics, algorithms, application programming interfaces, user interfaces, routines, formulae, tools, databases, lab notebooks, invention disclosures, materials, inventions (whether patentable or not), improvements, trade secrets, proprietary information, know-how, databases and data collections, invention disclosures, technical data and customer lists, customer contact information, customer correspondence and customer licensing and purchasing histories, business plans, product roadmaps, works of authorship, and documentation relating to any of the foregoing, and any other tangible embodiments of Intellectual Property Rights, whether in electronic, written or other form.

“Intellectual Property Rights” means any or all of the following and all worldwide common law and statutory rights in, arising out of, or associated therewith: (i) United States and foreign patents and utility models and applications therefor and all reissues, divisions, re-examinations, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) rights in trade secrets, confidential information, or proprietary information related to Intellectual Property; (iii) copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) rights in domain names and uniform resource locators; (v) rights in industrial designs; (vi) rights in trademark and service mark registrations and applications for registration therefor, trade names, logos, common law trademarks and service marks, and related goodwill; (vii) all rights in databases and data collections; (viii) all moral and economic rights of authors and inventors, however denominated; and (ix) any similar or equivalent rights to any of the foregoing.

“Interim Financial Statements” means the unaudited balance sheet of the Company as of January 31, 2021, and the related unaudited statement of operations and statement of cash flows for the one (1) month period ended on such date.

“Inventory” means all of the inventory of supplies, accessories and any other items of personal property used in the operation of the business of the Company and the Company Subsidiaries, including any branded merchandise; non-expired, merchantable quality marijuana products, including, without limitation, any marijuana seeds, plants, flowers, trim, concentrate, or infused product; and ingredients.

“Investment Assets” means all debentures, notes and other evidences of Indebtedness, stocks, securities (including rights to purchase and securities convertible into or exchangeable for other securities), interests in joint ventures and general and limited partnerships, mortgage loans and other investment or portfolio assets owned of record or beneficially by the Company.

“Ironton” means Nuhi, LLC, a Colorado limited liability company.

“Ironton Material Contracts” means all Contracts related to the Medical Cultivation facility located at 4929 Ironton St., Denver, Colorado 80239 including, but not limited to those contracts listed on Schedule A-3 hereto.

“Ironton Target EBITDA” means an EBIDTA amount equal to One Million Eight Hundred Fifty Thousand Dollars ($1,850,000).

“Joinder Agreement” has the meaning set forth in the Recitals.

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“Knowledge of Parent” or similar phrase means the actual knowledge of a particular fact, circumstance, event or other matter in question of any of the individuals set forth in Schedule A-2. Any such Person will be deemed to have knowledge of a particular fact, circumstance, event or other matter if such Person would reasonably be expected to obtain such knowledge while performing his or her duties to Parent and/or Merger Sub, as applicable.

“Knowledge of the Company” or similar phrase means the actual knowledge of a particular fact, circumstance, event or other matter in question of any of the individuals set forth in Schedule A-1. Any such Person will be deemed to have knowledge of a particular fact, circumstance, event or other matter if such Person would reasonably be expected to obtain such knowledge while performing his or her duties to the Company and/or its Company Subsidiaries, as applicable.

“Last Balance Sheet” means the consolidated balance sheet of the Company as of the Last Balance Sheet Date and included in the Company Financials.

“Last Balance Sheet Date” means December 31, 2020.

“Leased Real Property” has the meaning set forth in Section 2.17(a).

“Liability” means all Indebtedness, obligations and other liabilities of a Person, whether absolute or contingent (or based upon any contingency), known or unknown, fixed or otherwise, liquidated or unliquidated, secured or unsecured, joint or several, vested or unvested, due or to become due, whether or not accrued or paid, executory, determined, determinable or otherwise and whether required or not required to be reflected in financial statements under GAAP or the Company’s applicable accounting principles.

“License” means any Contract, commitment, agreement or other arrangement that grants a Person the right to use, practice or otherwise enjoy the benefits of any Intellectual Property or Intellectual Property Rights (including any covenants not to sue or non-assertion covenants with respect to any Intellectual Property Rights).

“Lien” means any mortgage, pledge, assessment, security interest, lease, lien, easement, license, covenant, condition, levy, charge, option, equity, adverse claim or restriction or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing, except for a Permitted Encumbrance or restrictions on transfer generally arising under any federal or state Applicable Law with regard to securities.

“Litigated Dispute” has the meaning set forth in Section 7.5(b)

“Loss” or “Losses” means any and all direct out of pocket losses in connection with any deficiencies, judgments, settlements, Action, assessments, Liabilities, losses, damages, interest, fines, penalties, Taxes, costs, charges, assessments, defaults and other losses, whether arising from a Third Party Claim or otherwise, and fees and expenses (including legal, accounting and other costs and expenses of professionals) incurred in connection with investigating, defending, settling or otherwise satisfying any of the foregoing or matters arising out of or relating to the foregoing, and in seeking indemnification, compensation or reimbursement therefor, and interest on any of the foregoing from the date incurred until paid at the prime rate published from time to time by the Wall Street Journal. For the avoidance of doubt Losses shall not include any indirect, incidental, consequential or punitive damages or diminution in value or lost profits.

“Loss Amounts” means any recoverable Losses that are determined by an agreement, a settlement or a court judgment or award (regardless of whether the court judgment or award is or may be appealable) binding on the Company Members and Parent in accordance with Article 7.

“Lower Target Working Capital” means Eight Hundred Thousand Dollars ($800,000).

“Material Contracts” has the meaning set forth in Section 2.21(a).

“Maximum Cap” has the meaning set forth in Section 7.4(d).

“MED” means the Colorado Department of Revenue – Marijuana Enforcement Division.

“Merger” has the meaning set forth in the Recitals.

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“Merger Sub” has the meaning set forth in the Preamble.

“Merger Sub Common Stock” has the meaning set forth in Section 3.8(h).

“Nasdaq” means The Nasdaq Stock Market LLC.

“Notifying Party” has the meaning set forth in Section 7.5(a)(i).

“Objection Notice” has the meaning set forth in Section 7.5(a)(ii).

“Off-the-Shelf Software” means software that (i) is generally commercially available from a third party under a standard non-exclusive end-user license, (ii) is and has not been distributed with or incorporated in any Company Product, (iii) is and has been used exclusively for internal purposes, and (iv) was licensed to Company or a Company Subsidiary on a perpetual, non-exclusive basis (a) for all users and work stations of the Company or a Company Subsidiary for fixed payments of less than One Hundred Thousand Dollars ($100,000) in the aggregate, or (b) for a single user or work station of the Company or a Company Subsidiary for fixed payments of less than Ten Thousand Dollars ($10,000) in the aggregate.

“Order” means any writ, judgment, decree, injunction or similar order of any Governmental Authority (in each such case whether preliminary or final).

“OTCQX” means the OTCQX® Best Market.

“Outbound License” has the meaning set forth in Section 2.20(c).

“Parent” has the meaning set forth in the Preamble.

“Parent Charter Documents” means the Parent’s Certificate of Incorporation and bylaws.

“Parent Common Stock” means the common stock of Parent, par value $0.0001 per share.

“Parent Common Stock Price” means the volume weighted average price per share of Parent Common Stock (rounded down to the nearest cent) on the OTCQX for the twenty (20) consecutive trading days ending on (and including) the last full trading day immediately prior to, (i) the Closing Date, (ii) March 31, 2022, or (iii) such date as Parent Common Stock Price is required to be paid or issued hereunder, as appliable, as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed by Parent and the Company, provided that the Parent Common Stock Price for the shares of Parent Common Stock to be issued on the Closing Date shall be subject to a minimum price of Twelve Dollars ($12.00) per share of Parent Common Stock and a maximum price of Fifteen Dollars ($15.00) per share of Parent Common Stock.

“Parent Convertible Securities” has the meaning set forth in Section 3.8(b).

“Parent Disclosure Schedule” has the meaning set forth in Article 2.

“Parent Employer” has the meaning set forth in Section 5.10(a).

“Parent Indemnitees” has the meaning set forth in Section 7.2.

“Parent Material Adverse Effect” means (i) a change, effect, event, occurrence or circumstance, whether known or unknown, that is, or is reasonably likely to, individually or in the aggregate, be, materially adverse to the business, condition (financial or other), operations, results of operations, Assets or Liabilities of Parent and its Subsidiaries, taken as a whole, or (ii) a change, effect, event, occurrence or circumstance that is materially adverse to the Parent’s ability to timely consummate the Transactions.

“Parent Stock” has the meaning set forth in Section 3.8(a).

“Parent Stock Option” has the meaning set forth in Section 3.8(b).

“Parent Stockholder Approval Matters” has the meaning set forth in Section 5.12(a).

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“Parent Warrants” has the meaning set forth in Section 3.8(b).

“Payback Amount” means any amount due to Parent or Parent Indemnitees, as applicable, on account of (i) the Company Post-Closing Working Capital Adjustment, to the extent the amount of the Lower Target Working Capital, as finally determined pursuant to Section 1.11, is less than the Estimated Closing Working Capital, or (ii) indemnity payments pursuant to Section 7.3, to the extent not otherwise paid from the Escrow Fund or offset against any Earnout Payment.

“Permits” has the meaning set forth in Section 2.14(a).

“Permitted Encumbrance” means (i) any statutory Lien for Taxes (a) not yet due and payable or (b) the validity or amount of which is being contested in good faith by appropriate proceedings; provided, that in the case of clause (b), adequate reserves have been established therefor on the Company Financials; (ii) any mechanics’, carriers’, workers’, repairers’ or other similar Lien arising or incurred in the ordinary course of business relating to obligations as to which there is no default on the part of the Company (or Company Subsidiary) or the validity or amount of which is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been established therefor on a basis consistent with prior periods and are reflected on the Company Financials; (iii) any pledge, deposit or other Lien securing the performance of bids, trade Contracts, leases or statutory obligations (including workers’ compensation, unemployment insurance or other social security legislation); and (iv) with respect to any real property leased by the Company (a) any encumbrance on leases, subleases, easements, licenses, rights of use, rights to access and rights of way arising therefrom or benefiting or created by any superior estate, right or interest, (b) any encumbrance that would be set forth in any title policies, endorsements, title commitments, title certificates and/or title reports and any zoning, entitlement, conservation restriction and other land use and environmental regulations by Governmental Authorities, and (c) any minor encroachment; provided, however, that none of the foregoing encumbrances or encroachments described in clause (iv) does, or would reasonably be expected to, individually or in the aggregate, impair, in any material respect, the continued use and operation of the property to which they relate in the Company’s business.

“Person” means any individual, Entity, or Government Authority.

“Personal Information” means any information in the possession of the Company about an identifiable individual other than the name, title or business address or telephone number of an employee.

“PIPE Investment” means the purchase of an aggregate of up to Two Hundred Million Dollars ($200,000,000), of which One Hundred Fifty Million Dollars ($150,000,000) shall be debt, and up to Fifty Million Dollars ($50,000,000) shall be Parent Common Stock in a private placement to be consummated in connection with the Transactions and the Third Party Transactions.

“Plan” means any of the following which covers current or former employees, directors or consultants of the Company or any Company Subsidiary: (i) each employment, consulting, noncompetition, nondisclosure, non-solicitation, severance, termination, pension, retirement, supplemental retirement, excess benefit, profit sharing, bonus, incentive, deferred compensation, retention, transaction and change in control plan, program, arrangement, agreement, policy or commitment, (ii) each stock option, restricted stock, deferred stock, performance stock, stock appreciation, stock unit or other equity or equity-based plan, program, arrangement, agreement, policy or commitment, (iii) each savings, life, health, disability, accident, medical, dental, vision, cafeteria, insurance, flex spending, adoption/dependent/employee assistance, tuition, vacation, paid-time-off, other welfare fringe benefit and other employee compensation plan, program, arrangement, agreement, policy or commitment, including in each case, each “employee benefit plan” as defined in Section 3(3) of ERISA and any trust, escrow, funding, insurance or other agreement related to any of the foregoing.

“Post-Closing Working Capital Adjustment” has the meaning set forth in Section 1.11(c).

“Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date.

“Products Liability Event” shall mean any accident, happening or event which occurs or has occurred at any time on or prior to the Closing Date that is caused or allegedly caused by any hazard or defect in manufacture, design, materials or workmanship including any failure or alleged failure to warn or any breach or alleged breach of express

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or implied warranties or representations with respect to a product manufactured, shipped, sold or delivered by or on behalf of the Company or any Company Subsidiary which results or is alleged to have resulted in injury or death to any Person or damage to or destruction of property (including damage to or destruction of the product itself) or other consequential damages, at any time.

“Proxy Statement” has the meaning set forth in Section 5.12(a).

“PTO” means the United States Patent and Trademark Office.

“Reagan Yeomans Indebtedness” means all amounts, including principal and interest, outstanding under the Reagan Yeomans Note as of the Closing Date.

“Reagan Yeomans Note” means that certain Promissory Note, dated November 1, 2020, between Reagan Yeomans and Futureworks, LLC, in the amount of approximately One Million Eight Hundred Ninety-Two Thousand Twelve and 68/100 Dollars ($1,892,012.68).

“Recall” has the meaning a product recall, market withdrawal, rework or post sale warning or similar action.

“Redemption” has the meaning set forth in Section 5.12(a).

“Registered Intellectual Property” shall mean all United States Intellectual Property Rights that have been recorded or registered in any applicable jurisdiction or are otherwise the subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any Governmental Authority.

“Related Parties” has the meaning set forth in Section 2.23.

“Related Persons” has the meaning given to such term under the Securities Act.

“Representation Breach Claim” has the meaning set forth in Section 7.2(a).

“Representatives” means, with respect to a Person, its Affiliates and its and their respective officers, directors (or members of any governing body), equityholders, managers, principals, attorneys, financial advisers, auditors, and other representatives and agents.

“Reverse Termination Fee” means an amount equal to Company’s documented out-of-pocket expenses expended in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the Transactions, including all legal, accounting, financial advisory or other investment banking, broker, finder, consulting and all other fees and expenses of third parties, in an amount not to exceed One Million Dollars ($1,000,000).

“Sale Engagement” has the meaning set forth in Section 5.14(a).

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Reports” has the meaning set forth in Section 3.9.

“Securities Act” means the Securities Act of 1933, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations.

“Software” means computer software, firmware, programs and databases in any form, including Internet web sites, web content and links, source code, executable code, tools, developers kits, utilities, graphical user interfaces, menus, images, icons, and forms, and all versions, updates, corrections, enhancements and modifications thereof, and all related documentation, developer notes, comments and annotations related thereto.

“Special Meeting” has the meaning set forth in Section 5.12(a).

“Statement of Merger” has the meaning set forth in Section 1.2.

“Stipulated Amount” has the meaning set forth in Section 7.5(a)(ii).

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“Straddle Period” means any Tax period beginning on or before and ending after the Closing Date.

“Subsidiary” means any Person, whether or not existing on the date hereof, in which the Company or Parent, as the context requires, directly or indirectly through subsidiaries or otherwise, beneficially owns at least fifty percent (50%) of either the Equity Interest, or voting power of or in such Person.

“Surviving Corporation” has the meaning set forth in Section 1.1.

“Target Working Capital” means an amount equal to the difference between the Company’s (a) cash and other immediately available funds, accounts receivables, prepaid expenses, inventory, and work in progress, and (b) accounts payable, sales and exercise tax payable, payroll liabilities, accrued expenses, capital lease obligations, and other current liabilities, which amount shall equal One Million and Three Hundred Thousand Dollars ($1,300,000), as calculated in accordance with the methodology set forth on Exhibit C.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, branch profits, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, escheat, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, ad valorem, value added, capital gain, alternative or add-on minimum or estimated tax or other tax of any kind whatsoever, and any other levy, impost, contribution, duty, liability or charge in the nature of tax of any kind whatsoever, including related withholdings or deductions of any nature and including any interest, penalty, charge, fine or addition thereto, whether disputed or not.

“Tax Authority” means any taxing or other governmental agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

“Tax Matter” has the meaning set forth in Section 5.9(e).

“Tax Return” means any return, report, information return, estimated return, schedule, certificate, statement or other document (including (i) any amendments or supplements thereto, or (ii) any related or supporting information) filed or required to be filed with, or, where none is required to be filed with a Tax Authority, the statement or other document issued by, a Tax Authority in connection with any Tax.

“Third Party Claim” has the meaning set forth in Section 7.5(c)(i).

“Third Party Claim Notice” has the meaning set forth in Section 7.5(c)(i).

“Third Party Transactions” has the meaning set forth in the Recitals.

“Transactions” means the transactions by and among the, Company, Parent, and their respective Affiliates as contemplated by this Agreement and the Ancillary Agreements.

“Transfer Taxes” has the meaning set forth in Section 5.9(f).

“Trust Account” has the meaning set forth in Section 3.5.

“Trust Agreement” means that certain Investment Management Trust Agreement, dated as of February 11, 2020, as it may be amended, by and between Parent and Continental Stock Transfer & Trust Company (“Continental”), as well as any other agreements entered into, related to, or governing the Trust Account.

“Unresolved Claims” has the meaning set forth in Section 7.5(b)(iv).

“Willful Breach” shall mean, with respect to any representation, warranty, agreement or covenant, an action or omission that the breaching party knows is or would constitute a breach of such representation, warranty, agreement or covenant.

“Working Capital” means an aggregate dollar amount equal to the Cash, accounts receivable, prepaid expenses and the value of the Inventory Amount, as determined on a consolidated basis in accordance with the methodology set forth on Exhibit C.

Annex E-63

“Yeomans Guaranty Contracts” has the meaning set forth in Section 5.18.

10.2 Construction. Unless the context of this Agreement otherwise requires, (i) words of either gender or the neuter include the other gender and the neuter, (ii) words using the singular number also include the plural number and words using the plural number also include the singular number, (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement as a whole and not to any particular Article, Section or other subdivision, (iv) the terms “Article” or “Section” or other subdivision refer to the specified Article, Section or other subdivision of the body of this Agreement, (v) the phrases “ordinary course of business” and “ordinary course of business consistent with past practice” refer to the business and practice of the Company, (vi) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” (vii) when a reference is made in this Agreement to Exhibits or Schedules, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated, and (viii) when a statement herein with respect to a particular matter is qualified by the phrase “in all material respects,” materiality shall be determined solely by reference to, and solely within the context of, the specified matter and not with respect to the entirety of this Agreement or the entirety of the Transactions. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. When used herein, the terms “party” or “parties” refer to Parent, on the one hand, and the Company, on the other, and the terms “third party” or “third parties” refers to Persons other than Parent or the Company. When used herein, all references to $ or dollars shall mean the legal currency of the United States.

[SIGNATURE PAGE FOLLOWS]

Annex E-64

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives, all as of the date first written above.

GREENROSE ACQUISITION CORP.
By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Chief Executive Officer
FUTUREWORKS HOLDINGS, INC.
By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Chief Executive Officer
FUTUREWORKS LLC
By:	/s/ Reagan Yeomans
Name:	Reagan Yeomans
Title:	Manager

[Signature Page to Agreement and Plan of Merger]

Annex E-65

EXHIBITS

Exhibit A	Form of Certificate of Merger
Exhibit B	Form of Statement of Merger
Exhibit C	Calculation of Closing Working Capital Adjustment
Exhibit D	Form of Company Officer’s Certificate
Exhibit E	Form of Escrow Agreement
Exhibit F	Form of Assumption Agreement
Exhibit G	Form of Lock-Up Agreement
Exhibit H	Form of Registration Rights Agreement
Exhibit I	Form of Accredited Investor Certification
Exhibit J	Form of Parent Officer’s Certificate
Exhibit K	Form of Employment Agreement
Exhibit L	Form of Non-Competition Agreement

Annex E-66

EXHIBIT A

FORM OF CERTIFICATE OF MERGER

Annex E-67

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION AND
FOREIGN LIMITED LIABILITY COMPANY

Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of the surviving corporation is Futureworks Holdings, Inc., a Delaware Corporation, and the name of the limited liability company being merged into this surviving corporation is Futureworks LLC, a Colorado limited liability company.

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the surviving corporation and the merging limited liability company.

THIRD: The name of the surviving corporation is Futureworks Holdings, Inc.

FOURTH: The merger is to become effective on _____________, 2021.

FIFTH: The Agreement of Merger is on file at 111 Broadway, Amityville, NY 11701, the place of business of the surviving corporation.

SIXTH: A copy of the Agreement of Merger will be furnished by the corporation on request, without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.

SEVENTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, this day of __________, 2021.

FUTUREWORKS HOLDINGS, INC.
By:
Name:	William F. Harley III
Title:	Chief Executive Officer

Annex E-68

EXHIBIT B

FORM OF STATEMENT OF MERGER

Annex E-69

STATE OF COLORADO
STATEMENT OF MERGER OF
DOMESTIC LIMITED LIABILITY COMPANY AND
FOREIGN CORPORATION

Pursuant to Title 7, Section 7-90-203 of the Colorado Corporations and Associations Act, the undersigned limited liability company executed the following Statement of Merger:

FIRST: The name of the surviving corporation is Futureworks Holdings, Inc., a Delaware Corporation (the “Surviving Entity”), and the name of the limited liability company being merged into this surviving corporation is Futureworks LLC, a Colorado limited liability company (the “Merging Entity”).

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the Surviving Entity and the Merging Entity.

THIRD: The name of the Surviving Entity is Futureworks Holdings, Inc.

FOURTH: The merger is to become effective on _____________, 2021.

FIFTH: The Agreement of Merger is on file at 111 Broadway, Amityville, NY 11701, the place of business of the Surviving Entity.

SIXTH: A copy of the Agreement of Merger will be furnished by the corporation on request, without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.

SEVENTH: The Certificate of Incorporation of the Surviving Entity shall be its Certificate of Incorporation.

[Signature Page Follows]

Annex E-70

IN WITNESS WHEREOF, said Merging Entity has caused this certificate to be signed by an authorized officer, this day of __________, 2021.

FUTUREWORKS LLC
By:
Name:	Reagan Yeomans
Title:	Manager

Annex E-71

EXHIBIT C

CALCULATION OF WORKING CAPITAL ADJUSTMENT

OMITTED

Annex E-72

EXHIBIT D

FORM OF COMPANY OFFICER’S CERTIFICATE

Annex E-73

FUTUREWORKS LLC

OFFICER’S CERTIFICATE

_________________, 2021

This Officer’s Certificate is delivered pursuant to Section 6.2(d) of that certain Agreement and Plan of Merger, dated March 12, 2021 (the “Agreement”), by and among Futureworks LLC, a Colorado limited liability company (the “Company”), Greenrose Acquisition Corp. (the “Parent”) and Futureworks Holdings, Inc. a Delaware corporation and wholly owned subsidiary of Parent (the “Merger Sub”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

Reagan Yeomans certifies that she is the Manager of Company, and that, as such, she is authorized to execute this certificate on behalf of Company pursuant to Section 6.2(d) of the Agreement and DOES HEREBY FURTHER CERTIFY on behalf of Company, and not in her individual capacity, that:

1.      The representations and warranties in Sections 2.1 (Organization and Qualification), 2.2 (Authorization), 2.3 (Company Interests), 2.4 (Subsidiaries), 2.6 (No Conflicts; Approvals), and 2.24 (Brokers) of the Agreement are true, correct and complete in all respects as of the date of the Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all respects as of such specified earlier date) other than inaccuracies that in the aggregate are de minimis.

2.      The other representations and warranties of the Company contained in the Agreement are true, correct and complete in all material respects as of the date of the Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date), except for inaccuracies of representations and warranties the circumstances giving rise to which, individually or in the aggregate, do not constitute and could not reasonably be expected to have, a Company Material Adverse Effect; provided, however, that for purposes of determining the accuracy of any representations and warranties, any update of or modification to the Company Disclosure Schedule made pursuant to Section 5.7 of the Agreement shall be either included or disregarded as provided in Section 5.7 of the Agreement.

3.      The Company has performed and complied with, in all material respects, each agreement, covenant and obligation required by the Agreement and the Ancillary Agreements to be so performed or complied with by the Company on or before the Closing Date.

4.      Since the date of the Agreement, no Company Material Adverse Effect has occurred.

5.      The other conditions set forth in Section 6.2 of the Agreement have been satisfied.

[Signature Page Follows]

Annex E-74

IN WITNESS WHEREOF, the undersigned hereby executes this Officer’s Certificate as of the date first written above.

FUTUREWORKS LLC
By:
Name: Reagan Yeomans
Title: Manager

Annex E-75

EXHIBIT E

FORM OF ESCROW AGREEMENT

Annex E-76

FORM OF ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made and entered into as of [         ], 2021 by and among Reagan Yeomans and Tiffany Goldman (each, a “Company Member” and collectively, the “Company Members”), Futureworks LLC, a Colorado limited liability company (the “Company”), Greenrose Acquisition Corp., a Delaware corporation (the “Parent”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Escrow Agent”) pursuant to the Merger Agreement (as defined below). The Company Members, the Company, the Parent and the Escrow Agent may hereinafter be referred to individually as a “Party” and collectively as, the “Parties”. Capitalized but undefined terms used herein shall have the meaning set forth in the Merger Agreement.

RECITALS

WHEREAS, Parent, Futureworks Holdings, Inc., a Delaware corporation and subsidiary of Parent (“Merger Sub”), and the Company have entered into an Agreement and Plan of Merger dated as of March 12, 2021 (the “Merger Agreement”), pursuant to which, among other things, the Company will merge with and into Merger Sub and the Company will survive the merger as a wholly owned subsidiary of Parent;

WHEREAS, the Company Members have executed a Joinder Agreement pursuant to which they have agreed to be parties to the Merger Agreement with respect to the indemnification obligations of Article 7 thereof; and

WHEREAS, the Merger Agreement contemplates the execution and delivery of this Agreement and the deposit by Parent with the Escrow Agent of cash and shares of Parent’s common stock in order to provide a source of funding for certain indemnification obligations and net working capital requirements of the Company as described in the Merger Agreement and the Parties wish such deposit to be subject to the terms and conditions set forth herein and in the Merger Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Escrow.

Appointment; Cash and Shares Placed in Escrow. Parent, Merger Sub and the Company Members hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein. Contemporaneously with the execution and delivery of this Agreement, Parent shall deliver or cause to be delivered to the Escrow Agent (a) $1,625,000 in cash (the “Escrow Cash”) and (b) one or more newly issued certificates representing such number of shares of Parent’s common stock with an aggregate value, based on the applicable Parent Common Stock Price, of $1,625,000 (the “Escrow Shares”), registered in the name of the Escrow Agent.

Escrow Fund. The Escrow Cash and Escrow Shares being held in escrow pursuant to this Agreement shall collectively constitute an escrow fund (the “Escrow Fund”) securing the indemnification, compensation and reimbursement rights of Parent, Merger Sub and the other indemnitees under the Merger Agreement.

Voting of Escrow Shares. Each Company Member shall be entitled to exercise all voting rights with respect to such Company Member’s Escrow Shares.

Investments. Unless otherwise instructed by the parties in accordance herewith, the Escrow Agent shall hold the Escrow Cash in one or more demand deposit accounts. While on deposit, the Escrow Agent can earn bank credits or other consideration.

Interest. The Escrow Cash shall be held in a non-interest bearing account.

Dividends, Etc. The Parties agree that any equity shares of Parent (“Parent Shares”) or other property (including ordinary cash dividends) distributable or issuable (whether by way of dividend, stock split or otherwise) in respect of or in exchange for any Escrow Shares (including pursuant to or as a part of a merger, consolidation, acquisition of property or stock, reorganization or liquidation involving Parent) shall not be distributed or issued to the beneficial owners of such Escrow Shares, but rather shall be distributed or issued to and held by the Escrow Agent

Annex E-77

as part of the Escrow Fund. Any securities or other property received by the Escrow Agent in respect of any Escrow Shares held in escrow as a result of any stock split or combination of Parent Shares, payment of a stock dividend or other stock distribution in or on Parent Shares, or change of Parent Shares into any other securities pursuant to or as a part of a merger, consolidation, acquisition of property or stock, reorganization or liquidation involving Parent, or otherwise, shall be held by the Escrow Agent as part of the Escrow Fund.

Trust Fund. The Escrow Fund shall be held in trust and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of Parent or Company Member. The Escrow Agent shall hold and safeguard the Escrow Fund until the Termination Date (as defined in Section 5) or earlier distribution in accordance with this Agreement.

Release of Escrow Fund.

The Parties shall act in accordance with, and the Escrow Agent shall hold and release the Escrow Fund as provided in, this Section 2 as follows:

Working Capital. If the Final Closing Net Working Capital, as finally determined, is less than the Lower Target Working Capital then no later than the fifth (5th) calendar day following the earlier of acceptance of the Final Closing Net Working Capital or the resolution by the Independent Accountant of any disputed amounts, the Escrow Agent shall pay to Parent out of the Escrow Cash equal to the difference between the Closing Working Capital Adjustment and the Lower Target Working Capital in accordance with Section 1.11 of the Merger Agreement, based on a Joint Instruction (as defined herein).

Indemnification. The Escrow Agent shall make disbursements as provided in this Section 2.2 from the Escrow Fund to satisfy the Company Members’ indemnification obligations.

At any time prior to the Escrow Distribution Date (as defined below), as promptly as practicable, but in any event within five (5) Business Days after receiving (i) joint written instructions from the Parties (“Joint Instructions”) or (ii) written instruction from Parent attaching a final non-appealable court order from a court of competent jurisdiction (a “Court Order”) setting forth the indemnification amount and relating to the release of any Escrow Cash or Escrow Shares from the Escrow Fund, which shall be in equal proportion between Escrow Cash and Escrow Shares. The Escrow Agent shall release or cause to be released any such Escrow Cash and Escrow Shares in the amounts, to the Persons, and in the manner set forth in such Joint Instructions or Court Order.

On ________________, 20XX (the “Escrow Distribution Date”), the Escrow Agent shall, upon receipt of Joint Instructions, release the Escrow Cash and Escrow Shares then remaining in the Escrow Fund to the Company Members, less the amount in Escrow Cash and number of Escrow Shares equal to the Unresolved Claims. Following the Escrow Distribution Date, if an Unresolved Claim is finally resolved, then, Parent and the Company Members shall, within five (5) Business Days after the final resolution of such Unresolved Claim and the payment paid by the Company Member to Parent from the Escrow Fund for such Unresolved Claim, if applicable, execute and deliver Joint Instructions to the Escrow Agent instructing the Escrow Agent to release from the Escrow Fund and deliver the amount, if positive, that is equal to: (i) the amount then held in the Escrow Fund following the date of such resolution and payment; less (ii) the aggregate amount that Parent determines in good faith to be necessary to satisfy all remaining Unresolved Claims (which amount will continue to be held in the Escrow Fund).

For purposes hereof, each Escrow Share shall be valued at the Parent Common Stock Price as set forth in the Merger Agreement.

Distributions. Whenever a distribution of a number of Escrow Shares is to be made pursuant to the terms of this Agreement, the Escrow Agent shall requisition the appropriate number of shares from Parent’s stock transfer agent, delivering to the transfer agent the appropriate stock certificates accompanied by the respective stock powers that have been Medallion Guaranteed, and any other information or documents requested by the stock transfer agent together with the specific transfer instructions, as appropriate. Any distributions to Parent or the Company Members pursuant to the terms of this Agreement shall be made to the addresses set forth in Section 8.2 or to the bank accounts as provided by Parent or the Company Members.
Annex E-78

Instruction is delivered to the Escrow Agent, whether in writing, by telecopier, email or otherwise, the Escrow Agent is authorized to seek confirmation of such instruction by telephone call back to the person or persons designated in Exhibits A-1 and or A-2 annexed hereto (the “Call Back Authorized Individuals”), and the Escrow Agent may rely upon the confirmations of anyone purporting to be a Call Back Authorized Individual. To assure accuracy of the instructions it receives, the Escrow Agent may record such call backs. If the Escrow Agent is unable to verify the instructions, or is not satisfied with the verification it receives, it will not execute the instruction until all such issues have been resolved. The persons and telephone numbers for call backs may be changed only in writing actually received and acknowledged by the Escrow Agent.

Fees and Expenses. The Escrow Agent shall be entitled to receive, from time to time, fees in accordance with Schedule 1. In accordance with Schedule 1, the Escrow Agent will also be entitled to reimbursement for reasonable and documented out-of-pocket expenses incurred by the Escrow Agent in the performance of its duties hereunder and the execution and delivery of this Agreement.

Limitation of Escrow Agent’s Liability.

Duties and Limitation of Liability. The Escrow Agent undertakes to perform such duties as are specifically set forth in this Agreement only and shall have no duty under any other agreement or document, and no implied covenants or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall incur no liability with respect to any action taken by it or for any inaction on its part in reliance upon any notice, direction, instruction, consent, statement or other document believed by it in good faith to be genuine and duly authorized, nor for any other action or inaction except for its own gross negligence or willful misconduct. In all questions arising under this Agreement and/or its interpretation hereof in conjunction with the Merger Agreement, the Escrow Agent may rely on the advice of counsel, and for anything done, omitted or suffered in good faith by the Escrow Agent based upon such advice the Escrow Agent shall not be liable to anyone. In no event shall the Escrow Agent be liable for incidental, punitive or consequential damages.

The Parties hereby agree to indemnify the Escrow Agent and its officers, directors, employees and agents jointly and severally for, and hold it and them harmless against, any loss, liability or expense (including reasonable attorneys’ fees) incurred without gross negligence or willful misconduct on the part of the Escrow Agent, arising out of or in connection with the Escrow Agent’s carrying out its duties hereunder. This right of indemnification shall survive the termination of this Agreement and the resignation of the Escrow Agent.

Termination. This Agreement shall terminate upon the release by the Escrow Agent of the final amounts held in the Escrow Fund in accordance with Section 2 (the date of such release being referred to as the “Termination Date”).

Successor Escrow Agent. In the event the Escrow Agent becomes unavailable or unwilling to continue as escrow agent under this Agreement, the Escrow Agent may resign and be discharged from its duties and obligations hereunder by giving its written resignation to the Parties. Such resignation shall take effect not less than thirty (30) days after it is given to all the other parties hereto. In such event, Parent may appoint a successor Escrow Agent (acceptable to the Company Members, acting reasonably). If Parent fails to appoint a successor Escrow Agent within fifteen (15) days after receiving the Escrow Agent’s written resignation, the Escrow Agent shall have the right to apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent. The successor Escrow Agent shall execute and deliver to the Escrow Agent an instrument accepting such appointment, and the successor Escrow Agent shall, without further acts, be vested with all the estates, property rights, powers and duties of the predecessor Escrow Agent as if originally named as Escrow Agent herein. The Escrow Agent shall act in accordance with written instructions from Parent and the Company Members as to the transfer of the Escrow Fund to a successor Escrow Agent.

INTENTIONALLY OMITTED.

Annex E-79

Miscellaneous.

Attorneys’ Fees. In any action at law or suit in equity to enforce or interpret this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (a) when delivered personally to the recipient, (b) when sent by email or facsimile, on the date of transmission to such recipient, (c) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (d) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

If to Parent:	Greenrose Acquisition Corp.
111 Broadway
Amityville, NY 11701
Attention: Chief Executive Officer
Email: mickey@greenrosecorp.com
With a copy, which shall not constitute notice, to:	Tarter Krinsky & Drogin LLP
1350 Broadway, 11th Fl
New York, NY 10018
Attention: Guy N. Molinari, Esq.
Email: gmolinari@tarterkrinsky.com
If to Company Members:	Reagan Yeomans and Tiffany Goldman
191 University Blvd. #300
Denver, CO 80206
Email:regan@thchealth.com,
tiffany@thchealth.com
If to Continental Stock Transfer & Trust Company in its capacity as Escrow Agent:	Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attention: Escrow Administration
Attn: Fran Wolf / Patrick Small
E-mail: fwolf@continentalstock.com
psmall@continentalstock.com

Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth. Notwithstanding the foregoing, notices addressed to the Escrow Agent shall be effective only upon receipt. If any notice or other document is required to be delivered to the Escrow Agent and any other Person, the Escrow Agent may assume without inquiry that notice or other document was received by such other Person on the date on which it was received by the Escrow Agent.

Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

Counterparts. This Agreement may be executed in one or more counterparts (including by means of electronic mail or facsimile), each of which shall be deemed an original but all of which together will constitute one and the same instrument.

Governing Law. This Agreement and any claim, controversy or dispute arising out of or related to this Agreement, any of the transactions contemplated hereby, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties, whether arising in contract, tort, equity or otherwise, shall be governed by and construed in accordance with the domestic laws of the State of New York.

Annex E-80

Waiver of Jury Trial. THE PARTIES EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS AGREEMENT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

Succession and Assignment. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and each of their respective permitted successors and assigns, if any.

Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any Party of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

No Third-Party Beneficiaries. Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

Entire Agreement. This Agreement and the Merger Agreement set forth the entire agreement among the parties hereto relating to the subject matter hereof and supersede any prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof.

Cooperation. Each Party agrees to cooperate fully with each other and to execute and deliver such further documents, certificates, agreements, stock powers and instruments and to take such other actions as may be reasonably requested by a Party to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purposes of this Agreement.

Construction.

For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neutral genders; the feminine gender shall include the masculine and neutral genders; and the neutral gender shall include masculine and feminine genders.

The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

Except as otherwise indicated, all references in this Agreement to “Sections” and “Schedules” are intended to refer to Sections of this Agreement and Schedules to this Agreement.

[Remainder of page intentionally left blank]

Annex E-81

In Witness Whereof, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written.

Greenrose Acquisition Corp.
By:
Name:
Title:
Futureworks LLC
By:
Name:
Title:
Reagan Yeomans

Tiffany Goldman

Continental Stock Transfer & Trust Company
As Cash Escrow Agent
By:
Name:
Title:
Continental Stock Transfer & Trust Company
As Stock Escrow Agent
By:
Name:
Title:

Annex E-82

EXHIBIT F

FORM OF ASSUMPTION AGREEMENT

Annex E-83

FORM OF ASSUMPTION AGREEMENT

[_________________], 2021

This ASSUMPTION AGREEMENT (this “Agreement”) is made and entered into as of [______________], 2021, by and among Futureworks LLC, a Colorado limited liability company (“Company”), [________________], a [________________] (“Borrower”), [_________________], a [___________] ([collectively,] “Guarantor”), Futureworks Holdings, Inc., a Delaware corporation (“Merger Sub”), and Greenrose Acquisition Corp., a Delaware corporation (“Parent”).

RECITALS

WHEREAS, Company is a party to that certain Agreement and Plan of Merger dated as of March 12, 2021 (the “Merger Agreement”), by and among Company, Merger Sub and Parent, pursuant to which, inter alia, Company will merge with and into Merger Sub, with Merger Sub being the surviving entity and a wholly owned subsidiary of Parent;

WHEREAS, Borrower is a wholly owned subsidiary of Company and Guarantor owns directly or indirectly an interest in Borrower; and

WHEREAS, pursuant to Section 5.19 of the Merger Agreement and upon the terms and conditions hereinafter set forth, (i) Borrower and Guarantor desire to transfer, convey and assign to Merger Sub and Parent, as applicable, all of their rights, liabilities and obligations under the documents described in Exhibit A attached hereto (the “Assumed Loan Documents”), and (ii) Merger Sub and Parent, as applicable, desire to assume the Assumed Loan Documents.

AGREEMENT

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the receipt and sufficiency of which is acknowledged by the parties hereto, the parties intending to be legally bound, agree as follows:

1. Assignment.

(a)     Borrower hereby transfers, conveys and assigns to Merger Sub all of Borrower’s rights, duties and obligations as “Grantor”, “Tenant” and/or “Maker” under and with respect to the Assumed Loan Documents, including the obligations of repayment under the Assumed Loan Documents. As of the date hereof after giving effect to this Agreement, Merger Sub is and shall be the “Grantor”, “Tenant” and/or “Maker” for all purposes as defined in the Assumed Loan Documents.

(b)    Guarantor hereby transfers, conveys and assigns to Parent all of Guarantor’s rights, duties and obligations as “Guarantor” under and with respect to the Assumed Loan Documents, including the guaranty of the obligations of repayment under the Assumed Loan Documents. As of the date hereof after giving effect to this Agreement, Parent is and shall be the “Guarantor” for all purposes as defined in the Assumed Loan Documents.

2. Assumption. Merger Sub and Parent, as applicable, hereby assume all of Borrower’s and Guarantor’s rights, duties and obligations under and with respect to the Assumed Loan Documents, including the obligations of repayment and the guaranty of such obligations of repayment under the Assumed Loan Documents, and agree to be bound by all of the provisions of the Assumed Loan Documents, all the same as if Merger Sub was the original “Grantor”, “Tenant” and/or “Maker”, and Parent was the original “Guarantor”, under the Assumed Loan Documents.

3. Agreement to Perform by Merger Sub and Parent. Merger Sub and Parent, as applicable, hereby agree and covenant to perform and discharge all of Borrower’s and Guarantor’s obligations, duties and liabilities under the Assumed Loan Documents, including the obligations of repayment and the guaranty of such obligations under the Assumed Loan Documents, all the same as if Merger Sub was the original “Grantor”, “Tenant” and/or “Maker”, and Parent was the original “Guarantor”, under the Assumed Loan Documents.

4. Grantor, Tenant, Maker and Guarantor Under Assumed Loan Documents. For the period from and after the date of this Agreement, (a) Merger Sub shall be the “Grantor”, “Tenant” and/or “Maker” under the Assumed Loan

Annex E-84

Documents, (b) Parent shall be the “Guarantor” under the Assumed Loan Documents, and (c) all references in the Assumed Loan Documents to “Grantor”, “Tenant” and/or “Maker” shall refer to Merger Sub and all references in the Assumed Loan Documents to “Guarantor” shall refer to Parent.

5. No Further Borrower or Guarantor Rights. Borrower and Guarantor agree that neither Borrower nor Guarantor has any further right, title, obligation or interest in, to and under the Assumed Loan Documents.

6. Holder Acknowledgment.

(a)     Holder hereby agrees and consents to the transfer, conveyance, assignment and assumption as described in this Agreement, to the extent required under the Assumed Loan Documents.

(b)    Holder hereby releases Borrower and Guarantor from any and all of their obligations under the Assumed Loan Documents, including Borrower’s obligation to repay the principal and interest under the Assumed Loan Documents and Guarantor’s guaranty of such obligations, and each of Borrower and Guarantor shall cease to be a party to the Assumed Loan Documents.

(c)     To the extent Borrower has granted a security interest in favor of Holder under the Assumed Loan Documents, Holder hereby acknowledges and agrees that such security interest as to Borrower (and the security agreement evidencing such security interest) is hereby terminated and of no further effect, and that Holder will terminate any financing statement filed against Borrower perfecting such security interest grant.

7. Further Assurances. Subject to the terms of this Agreement, the parties hereto shall take all reasonable and lawful action and deliver such additional instruments, documents, consents and approvals as may be necessary or appropriate to cause the Assumed Loan Documents to be conveyed, transferred to, and assumed by Merger Sub and Parent, as applicable, in accordance with the terms of this Agreement, and otherwise cause the intent of this Agreement to be carried out.

8. Entire Agreement; Interpretation. This Agreement, along with the Merger Agreement and the other documents delivered thereto, constitutes the entire agreement and supersedes all other agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

9. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

10. Governing Law. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof

[Signature Page Follows]

Annex E-85

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

COMPANY
FUTUREWORKS LLC
By:
Name:	Reagan Yeomans
Title:	Manager
BORROWER
By:
Name:
Title:
GUARANTOR

[___________________]
MERGER SUB
FUTUREWORKS HOLDINGS, INC., a Delaware corporation
By:
Name:
Title:
PARENT
GREENROSE ACQUISITION CORP.
By:
Name:	William F. Harley III
Title:	Chief Executive Officer

[Signature Page to Assumption Agreement]

Annex E-86

The undersigned Holder has executed this Agreement as of the date first above written to indicate acknowledgment and consent to the terms of this Agreement.

HOLDER:

[___________________]

By:
Name:
Title:

[Signature Page to Assumption Agreement]

Annex E-87

EXHIBIT A

1.      That certain Promissory Note in the original principal amount of $[___________] dated as of [__________], executed by Borrower, in favor of [___________] (“Holder”), as amended, in the current principal amount of $[___________], and that certain [_____________] dated as of [_____________], executed by Guarantor in favor of Holder, as amended.

2.      [That certain Security Agreement dated as of [____________], executed by Borrower in favor of Holder.]

3.      All other document evidencing, securing and/or guaranteeing the Assumed Loan Documents described herein.

Annex E-88

EXHIBIT G

FORM OF LOCK-UP AGREEMENT

Annex E-89

FORM OF LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of [•] by and among Greenrose Acquisition Corp., a Delaware corporation (together with its successors, “Parent”) and the undersigned (“Holder”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement (as defined below).

WHEREAS, Parent is a party to that certain that Agreement and Plan of Merger, dated as of March 12, 2021 (as amended from time to time in accordance with the terms thereof, the “Merger Agreement;” capitalized but undefined terms used in this Agreement shall have the meaning set forth in the Merger Agreement), by and among (i) Parent, (ii) Futureworks Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and (iii) Futureworks LLC, a Colorado limited liability company (the “Company”), and pursuant to which, among other things, the Company will merge with and into Merger Sub, with the Merger Sub continuing as the surviving entity (the “Merger”, and, collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”);

WHEREAS, equity holders of the Company may be eligible to receive shares of Parent’s common stock, par value $0.0001 (the “Parent Common Stock”), and as a result of the Merger the Company will become a wholly-owned subsidiary of Parent, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the DGCL and the CO Act;

WHEREAS, immediately prior to the Closing, Holder is a holder of the Company equity in such amounts as set forth underneath Holder’s name on the signature page hereto; and

WHEREAS, pursuant to the Merger Agreement, and in view of the valuable consideration to be received by Holder thereunder, the parties desire to enter into this Agreement, pursuant to which Holder may be eligible to receive shares of Parent Common Stock in the Transactions (all such securities, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Restricted Securities”) shall become subject to limitations on disposition as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1.     Lock-Up Provisions.

(a) Holder hereby agrees not to, during the period commencing from the Closing Date and ending on the six (6) months anniversary of the Closing Date (the “Lock-Up Period”): (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii) or (iii) above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise (any of the foregoing described in clauses (i), (ii) or (iii), a “Prohibited Transfer”). The foregoing sentence shall not apply to the transfer of any or all of the Restricted Securities owned by Holder (I) by gift, will or intestate succession upon the death of Holder, (II) to any Permitted Transferee or (III) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union; provided, however, that in any of cases (I), (II) or (III) it shall be a condition to such transfer that the transferee executes and delivers to Parent an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to Holder, and there shall be no further transfer of such Restricted Securities except in accordance with this Agreement. As used in this Agreement, the term “Permitted Transferee” shall mean: (1) the members of Holder’s immediate family (for purposes of this Agreement, “immediate family” shall mean with respect to any natural person, any of the following: such person’s spouse, the siblings of such person and his or her spouse, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouses and siblings), including pursuant to operation of law pursuant to a qualified domestic order or in connection with a divorce settlement or by virtue of the laws of descent and distribution upon death, (2) any trust for the direct or indirect benefit of Holder or the immediate family of Holder, (3) if Holder is a trust, to the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust, (4) if Holder is an entity, as a distribution to limited partners, shareholders, members of,

Annex E-90

or owners of similar equity interests in Holder or (5) to any affiliate of Holder. Holder further agrees to execute such agreements as may be reasonably requested by Parent that are consistent with the foregoing or that are necessary to give further effect thereto.

(b) If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and Parent shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, Parent may impose stop-transfer instructions with respect to the Restricted Securities of Holder (and Permitted Transferees and assigns thereof) until the end of the Lock-Up Period.

(c) During the Lock-Up Period, each certificate evidencing any Restricted Securities, to the extent certificates are issued, shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF [•], BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), AND THE HOLDER NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(d) For the avoidance of any doubt, (i) Holder shall retain all of its rights as a shareholder of Parent with respect to the Restricted Securities during the Lock-Up Period, including the right to vote any Restricted Securities, but subject to the obligations under the Merger Agreement and (ii) the foregoing restrictions on transfer will not relate to any transactions involving shares of Parent Common Stock acquired in open market transactions after completion of the Transactions.

(e) Holder acknowledges and agrees that the issuance of the shares of Parent Common Stock are subject to the terms and provisions of the Merger Agreement and nothing in this Agreement shall be construed as a guarantee that any shares of Parent Common Stock shall be issued to Holder.

2.     Miscellaneous.

(a) Termination of Merger Agreement. This Agreement shall be binding upon Holder upon Holder’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. In the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

(b) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all obligations of Holder are personal to Holder and may not be transferred or delegated by Holder at any time. Parent may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of Holder.

(c) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d) Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any appellate courts thereof) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the

Annex E-91

Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 2(g). Nothing in this Section 2(d) shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(e) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2(e).

(f) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(g) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Parent: Greenrose Acquisition Corp. 111 Broadway Amityville, NY 11701 Attn: William F. Harley III Email: mickey@greenrosecorp.com with a copy to (which shall not constitute notice):

Tarter Krinsky & Drogin LLP
1350 Broadway, 11th Floor
New York, New York 10018
Attn: Guy N. Molinari, Esq.
Facsimile: (212) 216-8001
Telephone: (212) 216-1188
Email: gmolinari@tarterkrinsky.com

If to Holder, to: the address set forth below Holder’s name on the signature page to this Agreement.

(h) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of Parent, the Selling Securityholder’s Representative and Holder. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

Annex E-92

(i) Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j) Specific Performance. Holder acknowledges that his/hers/its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by Holder, money damages will be inadequate and Parent will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by Holder in accordance with their specific terms or were otherwise breached. Accordingly, Parent shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(k) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any Ancillary Document. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Parent or any of the obligations of Holder under any other agreement between Holder and Parent or any certificate or instrument executed by Holder in favor of Parent, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Parent or any of the obligations of Holder under this Agreement.

(l) Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(m) Counterparts; Facsimile. This Agreement may also be executed and delivered by facsimile signature or by email in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

Annex E-93

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

PARENT
GREENROSE ACQUISITION CORP.
By:
Name:
Title:

[Holder Signature on the Following Page]

Annex E-94

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

Holder:

Name of Holder: [        ]

By:
Name:
Title:

Number and Type of Company Equity:

Company Units:

Address for Notice:

Address:

Facsimile:
Telephone:
Email:

Annex E-95

EXHIBIT H

FORM OF REGISTRATION RIGHTS AGREEMENT

Annex E-96

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of [____], 2021 among Greenrose Acquisition Corp., a Delaware corporation (the “Company”), each of the individuals listed on the signature pages hereto (collectively, the “Holders”), and each other Person who executes a Joinder as an “Other Holder” (collectively, the “Other Holders”). Except as otherwise specified herein, all capitalized terms used in this Agreement are defined in Exhibit A attached hereto. Capitalized but undefined terms used in this Agreement shall have the meaning set forth in the Merger Agreement (as defined below).

WHEREAS, the Company is a party to that certain Agreement and Plan of Merger (the “Merger Agreement,” dated as of March 12, 2021, by and among the Company, Futureworks Holdings, Inc. (“Merger Sub”), and Futureworks LLC (“Futureworks”) pursuant to which, inter alia, Futureworks will merge with and into Merger Sub, with Merger Sub being the surviving entity and a wholly owned subsidiary of the Company;

WHEREAS, in connection with the Merger, the Company will issue the Holders shares of the Company’s Common Stock as further set forth in the Merger Agreement; and

WHEREAS, the Company has agreed to provide the Holders with registration rights with respect to their shares of the Company’s Common Stock as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1 Demand Registrations.

(a) Requests for Registration. Subject to the terms and conditions of this Agreement, at any time after the expiration of any applicable lock-up period in the Lock-Up Agreement, the Majority Holders may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”) or on Form S-3 or any similar short-form registration (“Short-Form Registrations”), if available (any such requested registration, a “Demand Registration”). Each request for a Demand Registration must specify the approximate number or dollar value of Registrable Securities requested to be registered by the requesting Holders and (if known) the intended method of distribution.

(b) Notice to Other Holders. Within ten (10) days after receipt of any such request, the Company will give written notice of the Demand Registration to all other Holders and, subject to the terms of Section 1(e), will include in such Demand Registration (and in all related registrations and qualifications under state blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company’s notice; provided that, with the consent of the Majority Holders, the Company may instead provide notice of the Demand Registration to all other Holders within three (3) business days following the non-confidential filing of the registration statement with respect to the Demand Registration so long as such registration statement is not an Automatic Shelf Registration Statement.

(c) Form of Registrations. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company will use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

(d) Shelf Registrations.

(i) For so long as a registration statement for a Shelf Registration (a “Shelf Registration Statement”) is and remains effective, the Holders will have the right at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering) Registrable Securities available for sale pursuant to such registration statement (“Shelf Registrable Securities”). A Holder may elect to sell Registrable Securities under a Shelf Registration Statement by delivering to the Company a written notice (a “Shelf Offering Notice”) specifying the number of Shelf Registrable Securities that the Holder desires to sell (the “Shelf Offering”). As promptly as practicable, but in no event later than five (5) business days after receipt of a Shelf Offering Notice, the Company will give written notice of such Shelf Offering Notice to all other Holders of Shelf Registrable Securities that have been identified as selling stockholders in such Shelf Registration Statement and are otherwise permitted to sell in such Shelf Offering. The Company, subject to

Annex E-97

Section 1(e) and Section 7, may include in such Shelf Offering any number of shares of Common Stock the Company desires to sell in such Shelf Offering and will include in such Shelf Offering all Shelf Registrable Securities with respect to which the Company has received written requests for inclusion (which request will specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Holder) within seven (7) days after the receipt of the Shelf Offering Notice. The Company will, as expeditiously as possible (and in any event within thirty (30) days after the receipt of a Shelf Offering Notice), but subject to Section 1(e), use its reasonable best efforts to facilitate such Shelf Offering.

(ii) All determinations as to whether to complete any Shelf Offering and as to the timing, manner, price and other terms of any Shelf Offering contemplated by this Section 1(d) shall be determined by the Majority Participating Holders, and the Company shall use its reasonable best efforts to cause any Shelf Offering to occur as promptly as practicable.

(iii) The Company will, at the request of the Majority Participating Holders, file any prospectus supplement or any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the Majority Participating Holders to effect such Shelf Offering.

(e) Priority on Demand Registrations and Shelf Offerings.

(i) The Company will not include in any Demand Registration any securities which are not Registrable Securities (other than securities to be included by the Company for its own account, securities issued by the Company to the PIPE Investors in connection with the PIPE Offering or securities issued to other stockholders of the Company pursuant to the terms of any merger agreement entered into by the Company on or about the date of the Merger Agreement) without the prior written consent of the Majority Participating Holders. If a Demand Registration or a Shelf Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and (if permitted hereunder) other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities (if any), which can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, then the Company will include in such offering (prior to the inclusion of any securities which are not Registrable Securities): (i) first, the number of Registrable Securities requested by the Holders to be included, which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective Holders on the basis of the number of Registrable Securities owned by each such Holder; (ii) second, the securities that the Company proposes to sell; and (iii) third, the number of Registrable Securities requested to be included by the PIPE Holders which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective PIPE Holders on the basis of the number of Registrable Securities owned by each such PIPE Holder.

(f) Restrictions on Demand Registration and Shelf Offerings.

(i) The Company shall not be obligated to effect any Demand Registration or underwritten Shelf Offering within one-hundred eighty (180) days after the effective date of a previous Demand Registration or a previous registration in which Registrable Securities were included pursuant to Section 3.

(ii) The Company may postpone, for up to ninety (90) days from the date of the request (the “Suspension Period”), the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of a Shelf Registration Statement (and therefore suspend sales of the Shelf Registrable Securities) by providing written notice to the Holders if the Company determines that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any Subsidiary to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization, financing or other transaction involving the Company and upon advice of counsel, the sale of Registrable Securities pursuant to the registration statement would require disclosure of material non-public information not otherwise required to be disclosed under applicable law, and (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) such transaction renders the Company unable to comply with SEC requirements, in each case under circumstances that would make it impractical or inadvisable to cause the registration statement (or such filings) to become effective or to promptly amend or supplement the registration statement on a post-effective basis, as applicable. The Company

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may delay or suspend the effectiveness of a Demand Registration or Shelf Registration Statement pursuant to this Section 1(f)(i) only once in any twelve (12)-month period (for avoidance of doubt, in addition to the Company’s rights and obligations under Section 4(a)(vi)).

(iii) In the case of an event that causes the Company to suspend the use of a Shelf Registration Statement as set forth in paragraph (f)(ii) above or pursuant to Section 4(a)(vi) (a “Suspension Event”), the Company will give a notice to the Holders whose Registrable Securities are registered pursuant to such Shelf Registration Statement (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice must state generally the basis for the notice and that such suspension will continue only for so long as the Suspension Event or its effect is continuing. Each Holder agrees not to effect any sales of its Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. A Holder may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice will be given by the Company to the Holders promptly following the conclusion of any Suspension Event.

(g) Selection of Underwriters. The Majority Participating Holders, with the consent of the Company, not to be unreasonably withheld or delayed, will have the right to select the investment banker(s) and manager(s) to administer any underwritten offering in connection with a Demand Registration or Shelf Offering.

(h) Revocation of Demand Notice or Shelf Offering Notice. At any time prior to the effective date of the registration statement relating to a Demand Registration or the “pricing” of any offering relating to a Shelf Offering Notice, the Majority Participating Holders may revoke such notice of a Demand Registration or Shelf Offering Notice on behalf of all Holders participating in such Demand Registration or Shelf Offering without liability to such Holders, in each case by providing written notice to the Company.

(i) Confidentiality. Each Holder agrees to treat as confidential the receipt of any notice hereunder (including notice of a Demand Registration, a Shelf Offering Notice and a Suspension Notice) and the information contained therein, and not to disclose or use the information contained in any such notice (or the existence thereof) without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally (other than as a result of disclosure by such Holder in breach of the terms of this Agreement).

Section 2 Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act (including primary and secondary registrations, and other than pursuant to an Excluded Registration) (each, a “Piggyback Registration”), the Company will give prompt written notice to all Holders of its intention to effect such Piggyback Registration and, subject to the terms of Section 2(b) and Section 2(c), will include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after delivery of the Company’s notice.

(b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration (i) first, the number of Registrable Securities requested by the Holders to be included, which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective Holders on the basis of the number of Registrable Securities owned by each such Holder; (ii) second, the securities that the Company proposes to sell; (iii) third, the number of Registrable Securities requested to be included by the PIPE Holders which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective PIPE Holders on the basis of the number of Registrable Securities owned by each such PIPE Holder and (iv) fourth, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

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(c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s equity securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration (i) first, the number of Registrable Securities requested by the Holders to be included, which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective Holders on the basis of the number of Registrable Securities owned by each such Holder; (ii) second, the securities that the Company proposes to sell; and (iii) third, the number of Registrable Securities requested to be included by the PIPE Holders which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective PIPE Holders on the basis of the number of Registrable Securities owned by each such PIPE Holder; and (iv) fourth, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

(d) Right to Terminate Registration. The Company will have the right to terminate or withdraw any registration initiated by it under this Section 2, whether or not any holder of Registrable Securities has elected to include securities in such registration.

Section 3 Stockholder Lock-Up Agreements and Company Holdback Agreement.

(a) Stockholder Lock-up Agreements. In connection with any underwritten Public Offering, each Holder will enter into any lock-up, holdback or similar agreements (which shall be identical in form and substance for all Holders) requested by the underwriter(s) managing such offering, in each case with such modifications and exceptions as may be approved by the Majority Participating Holders. Without limiting the generality of the foregoing, each Holder hereby agrees that in connection with any Demand Registration, Shelf Offering or Piggyback Registration that is an underwritten Public Offering, not to (i) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any equity securities of the Company (including equity securities of the Company that may be deemed to be owned beneficially by such Holder in accordance with the rules and regulations of the SEC) (collectively, “Securities”), or any securities, options or rights convertible into or exchangeable or exercisable for Securities (collectively, “Other Securities”), (ii) enter into a transaction which would have the same effect as described in clause (i) above, (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Securities or Other Securities, whether such transaction is to be settled by delivery of such Securities or Other Securities, in cash or otherwise (each of (i), (ii) and (iii) above, a “Sale Transaction”), or (iv) publicly disclose the intention to enter into any Sale Transaction, commencing on the date on which the Company gives notice to the Holders that a preliminary prospectus has been circulated for such underwritten Public Offering or the “pricing” of such offering and continuing to the date that is ninety (90) days following the date of the final prospectus in the case of any underwritten Public Offering (each such period, or such shorter period as agreed to by the managing underwriters, a “Holdback Period”), in each case with such modifications and exceptions as may be approved by the Majority Participating Holders. The Company may impose stop-transfer instructions with respect to any Securities or Other Securities subject to the restrictions set forth in this Section 3(a) until the end of such Holdback Period.

(b) Company Holdback Agreement. The Company (i) will not file any registration statement for a Public Offering or cause any such registration statement to become effective, or effect any public sale or distribution of its Securities or Other Securities during any Holdback Period (other than as part of such underwritten Public Offering, or a registration on Form S-4 or Form S-8 or any successor or similar form which is (x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Other Securities) and (ii) will use commercially reasonable efforts to cause each holder of Securities and Other Securities (including each of its directors and executive officers) to agree not to effect any Sale Transaction during any Holdback Period, except as part of such underwritten registration (if otherwise permitted), unless approved in writing by the Majority Participating Holders and the underwriters managing the Public Offering and to enter into any lock-up, holdback or similar agreements requested by the underwriter(s) managing such offering, in each case with such modifications and exceptions as may be approved by the Majority Participating Holders.

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Section 4 Registration Procedures.

(a) Company Obligations. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a Shelf Offering, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(i) prepare and file with (or submit confidentially to) the SEC a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, all in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder (provided that before filing or confidentially submitting a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Majority Participating Holders copies of all such documents proposed to be filed or submitted, which documents will be subject to the review and comment of such counsel);

(ii) notify each Holder of (A) the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder;

(iii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iv) furnish, without charge, to each seller of Registrable Securities thereunder and each underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) (in each case including all exhibits and documents incorporated by reference therein), each amendment and supplement thereto, each Free Writing Prospectus and such other documents as such seller or underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable laws of each such registration statement, each such amendment and supplement thereto, and each such prospectus (or preliminary prospectus or supplement thereto) or Free Writing Prospectus by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

(v) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction);

(vi) notify each seller of such Registrable Securities (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the SEC for the amendment or supplementing of such registration statement or prospectus or for additional information, (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event or of any information or circumstances

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as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 1(f), if required by applicable law or to the extent requested by the Majority Participating Holders, the Company will use its reasonable best efforts to promptly prepare and file a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading and (D) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct;

(vii) (A) use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market markers to register as such with respect to such Registrable Securities with FINRA, and (B) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Company, including without limitation all corporate governance requirements;

(viii) use reasonable best efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(ix) enter into and perform such customary agreements (including, as applicable, underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, participating in “road shows,” investor presentations, marketing events and other selling efforts and effecting a stock or unit split or combination, recapitalization or reorganization);

(x) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition or sale pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as will be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and the disposition of such Registrable Securities pursuant thereto;

(xi) take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration or Shelf Offering hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xiii) to the extent that any Holder, in its sole and exclusive judgment, might be deemed to be an underwriter of any Registrable Securities or a controlling person of the Company, permit such Holder to participate in the preparation of such registration or comparable statement and to allow such Holder to provide language for insertion therein, in form and substance satisfactory to the Company, which in the reasonable judgment of such Holder and its counsel should be included;

(xiv) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, use reasonable best efforts to promptly obtain the withdrawal of such order;

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(xv) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(xvi) cooperate with the Holders covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, or the removal of any restrictive legends associated with any account at which such securities are held, and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such Holders may request;

(xvii) if requested by any managing underwriter, include in any prospectus or prospectus supplement updated financial or business information for the Company’s most recent period or current quarterly period (including estimated results or ranges of results) if required for purposes of marketing the offering in the view of the managing underwriter;

(xviii) take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will take such action as is necessary to make any such prohibition inapplicable;

(xix) cooperate with each Holder covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with the preparation and filing of any applications, notices, registrations and responses to requests for additional information with FINRA, NYSE American or any other national securities exchange on which the shares of Common Stock are or are to be listed, and (B) to the extent required by the rules and regulations of FINRA, retain a Qualified Independent Underwriter acceptable to the managing underwriter;

(xx) in the case of any underwritten offering, use its reasonable best efforts to obtain, and deliver to the underwriter(s), in the manner and to the extent provided for in the applicable underwriting agreement, one or more cold comfort letters from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters;

(xxi) use its reasonable best efforts to provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement addressed to the Company, (i) on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a Demand Registration or Shelf Offering, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the closing date of the applicable sale, (A) one or more legal opinions of the Company’s outside counsel, dated such date, in form and substance as customarily given to underwriters in an underwritten public offering or, in the case of a non-underwritten offering, to the broker, placement agent or other agent of the Holders assisting in the sale of the Registrable Securities and (B) one or more “negative assurances letters” of the Company’s outside counsel, dated such date, in form and substance as is customarily given to underwriters in an underwritten public offering or, in the case of a non-underwritten offering, to the broker, placement agent or other agent of the Holders assisting in the sale of the Registrable Securities, in each case, addressed to the underwriters, if any, or, if requested, in the case of a non-underwritten offering, to the broker, placement agent or other agent of the Holders assisting in the sale of the Registrable Securities and (ii) customary certificates executed by authorized officers of the Company as may be requested by any Holder or any underwriter of such Registrable Securities;

(xxii) if the Company files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(xxiii) if the Company does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and

(xxiv) if the Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, use its reasonable best efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

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(b) Automatic Shelf Registration Statements. If the Company files any Automatic Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, the Company agrees that, at the request of the Majority Holders, it will include in such Automatic Shelf Registration Statement such disclosures as may be required by Rule 430B in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment. If the Company has filed any Automatic Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, the Company shall, at the request of the Majority Holders, file any post-effective amendments necessary to include therein all disclosure and language necessary to ensure that the holders of Registrable Securities may be added to such Shelf Registration Statement.

(c) Additional Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing, as a condition to such seller’s participation in such registration.

(d) In-Kind Distributions. If a Holder seeks to effectuate an in-kind distribution of all or part of their Registrable Securities to their respective direct or indirect equityholders, the Company will, subject to any applicable lock-ups, work with the foregoing Persons to facilitate such in-kind distribution in the manner reasonably requested and consistent with the Company’s obligations under the Securities Act.

(e) Suspended Distributions. Each Person participating in a registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(a)(vi), such Person will immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4(a)(vi), subject to the Company’s compliance with its obligations under Section 4(a)(vi).

Section 5 Registration Expenses.

Except as expressly provided herein (including, without limitation, Section 1(a)), all out-of-pocket expenses incurred by the Company in connection with the performance of or compliance with this Agreement and/or in connection with any Demand Registration, Piggyback Registration or Shelf Offering, whether or not the same shall become effective, shall be paid by the Company, including, without limitation, (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “blue sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company or other depositary and of printing prospectuses and Company Free Writing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed (or on which exchange the Registrable Securities are proposed to be listed in the case of the Company’s initial Public Offering), (vii) all applicable rating agency fees with respect to the Registrable Securities, (viii) all reasonable fees and disbursements of one legal counsel for selling Holders selected by the Majority Participating Holders, (ix) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (x) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration (xi) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (xii) all expenses of the Company related to the “road-show” for any underwritten offering, including all travel, meals and lodging. All such expenses are referred to herein as “Registration Expenses.” The Company shall not be required to pay, and each Person that sells securities pursuant to a Demand Registration, Shelf Offering or Piggyback Registration hereunder will bear and pay, all underwriting discounts and commissions applicable to the Registrable Securities sold for such Person’s account and all transfer taxes (if any) attributable to the sale of Registrable Securities.

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Section 6 Indemnification and Contribution.

(a) By the Company. The Company will indemnify and hold harmless, to the fullest extent permitted by law and without limitation as to time, each Holder, such Holder’s officers, directors employees, agents, fiduciaries, stockholders, partners, members, affiliates, consultants and representatives, and any successors and assigns thereof, and each Person who controls such holder (within the meaning of the Securities Act) (the “Indemnified Parties”) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) (collectively, “Losses”) caused by, resulting from, arising out of, based upon or related to any of the following (each, a “Violation”) by the Company: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free-Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 6, collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the “blue sky” or securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. In addition, the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Losses. Notwithstanding the foregoing, the Company will not be liable in any such case to the extent that any such Losses result from, arise out of, are based upon, or relate to an untrue statement, or omission, made in such registration statement, any such prospectus, preliminary prospectus or Free-Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Company by such Indemnified Party expressly for use therein or by such Indemnified Party’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Indemnified Party with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties or as otherwise agreed to in the underwriting agreement executed in connection with such underwritten offering. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of such securities by such seller.

(b) By Holders. In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its officers, directors, employees, agents and representatives, and each Person who controls the Company (within the meaning of the Securities Act) against any Losses resulting from (as determined by a final and appealable judgment, order or decree of a court of competent jurisdiction) any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided that the obligation to indemnify will be individual, not joint and several, for each holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Claim Procedure. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice will impair any Person’s right to indemnification hereunder only to the extent such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees

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and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties will have a right to retain one separate counsel, chosen by the Majority Holders, at the expense of the indemnifying party.

(d) Contribution. If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any Loss referred to herein, then such indemnifying party will contribute to the amounts paid or payable by such indemnified party as a result of such Loss, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such Loss as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) of this Section 6(d) is not permitted by applicable law, then in such proportion as is appropriate to reflect not only such relative fault but also the relative benefit of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the statement or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution will be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue (or, as applicable alleged) untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the Losses referred to herein will be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Release. No indemnifying party will, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(f) Non-exclusive Remedy; Survival. The indemnification and contribution provided for under this Agreement will be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract (and the Company and its Subsidiaries shall be considered the indemnitors of first resort in all such circumstances to which this Section 6 applies) and will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

Section 7 Cooperation with Underwritten Offerings. No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the underwriters; provided that no Holder will be required to sell more than the number of Registrable Securities such Holder has requested to include in such registration) and (ii) completes, executes and delivers all questionnaires, powers of attorney, stock powers, custody agreements, indemnities, underwriting agreements and other documents and agreements required under the terms of such underwriting arrangements or as may be reasonably requested by the Company and the lead managing underwriter(s). To the extent that any such agreement is entered into pursuant to, and consistent with, Section 3, Section 4 and/or this Section 7, the respective rights and obligations created under such agreement will supersede the respective rights and obligations of the Holders, the Company and the underwriters created thereby with respect to such registration.

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Section 8 Subsidiary Public Offering. If, after an initial Public Offering of the common equity securities of one of its Subsidiaries, the Company distributes securities of such Subsidiary to its equityholders, then the rights and obligations of the Company pursuant to this Agreement will apply, mutatis mutandis, to such Subsidiary, and the Company will cause such Subsidiary to comply with such Subsidiary’s obligations under this Agreement as if it were the Company hereunder.

Section 9 Joinder; Additional Parties; Transfer of Registrable Securities.

(a) Joinder. The Company may from time to time (with the prior written consent of the Majority Holders) permit any Person who acquires Common Stock (or rights to acquire Common Stock) to become a party to this Agreement and to be entitled to and be bound by all of the rights and obligations as a Holder by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit B attached hereto (a “Joinder”). Upon the execution and delivery of a Joinder by such Person, the Common Stock held by such Person shall become Registrable Securities, and such Person shall be deemed a Holder.

(b) Restrictions on Transfers. Prior to transferring any Registrable Securities to any Person (including, without limitation, by operation of law), the transferring Holder must first cause the prospective transferee to execute and deliver to the Company a Joinder, except that such consent and Joinder shall not be required in the case of (i) a transfer to the Company, (ii) a Public Offering, (iii) a sale pursuant to Rule 144 and/or (iv) a transfer in connection with a Sale of the Company. Any transfer or attempted transfer of Registrable Securities in violation of any provision of this Agreement will be void, and the Company will not record such transfer on its books or treat any purported transferee of such Registrable Securities as the owner thereof for any purpose (but the Company will be entitled to enforce against such Person the obligations hereunder).

Section 10 General Provisions.

(a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company and the Majority Holders; provided that no such amendment, modification or waiver that would treat a specific Holder in a manner materially and adversely different than any other Holder will be effective against such Holder without the consent of such Holder; provided further that the foregoing provision shall not apply to any amendments or modifications otherwise expressly permitted by this Agreement, including any required to add a party hereto. The failure or delay of any Person to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement will not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b) Remedies. The parties to this Agreement will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party will be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d) Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

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(e) Successors and Assigns. Except as otherwise provided herein, this Agreement will bind and inure to the benefit and be enforceable by the Company and its successors and permitted assigns and the Holders and their respective successors and permitted assigns (whether so expressed or not).

(f) Notices. Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; but if not, then on the next Business Day, (iii) one (1) Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three (3) Business Days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications will be sent to the Company at the address specified on the signature page hereto or any Joinder and to any holder, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any party may change such party’s address for receipt of notice by giving prior written notice of the change to the sending party as provided herein. The Company’s address is:

Greenrose Acquisition Corp.
111 Broadway
Amityville, NY 11701
Attention: Chief Executive Officer

(g) Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period will automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(h) Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of New York.

(i) MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(j) CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE WILL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(k) No Recourse. Notwithstanding anything to the contrary in this Agreement, the Company and each Holder agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, will be had against any current or future director, officer, employee, general or limited partner or member of any Holder or any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly

Annex E-108

agreed and acknowledged that no personal liability whatsoever will attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement will be by way of example rather than by limitation.

(m) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

(n) Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together will constitute one and the same agreement.

(o) Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto will re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument will raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(p) Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Holder agrees to execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(q) Dividends, Recapitalizations, Etc.. If at any time or from time to time there is any change in the capital structure of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment will be made in the provisions hereof so that the rights and privileges granted hereby will continue.

(r) No Third-Party Beneficiaries. No term or provision of this Agreement is intended to be, or shall be, for the benefit of any Person not a party hereto, and no such other Person shall have any right or cause of action hereunder, except as otherwise expressly provided herein.

(s) Current Public Information. At all times after the Company has filed a registration statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and will take such further action as the Majority Holders may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities (or securities that would be Registrable Securities but for the final sentence of the definition of Registrable Securities) pursuant to Rule 144.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY
GREENROSE ACQUISITION CORP.
By:
Name:
Title:
HOLDER
By:
Name:
Title:
Address:

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EXHIBIT A

DEFINITIONS

Capitalized terms used in this Agreement have the meanings set forth below.

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person and, in the case of an individual, also includes any member of such individual’s Family Group; provided that the Company and its Subsidiaries will not be deemed to be Affiliates of any holder of Registrable Securities. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) will mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Agreement” has the meaning set forth in the recitals.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 1(a).

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Company” has the meaning set forth in the preamble and shall include its successor(s).

“Demand Registrations” has the meaning set forth in Section 1(a).

“End of Suspension Notice” has the meaning set forth in Section 1(f)(iii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Excluded Registration” means any registration (i) pursuant to a Demand Registration (which is addressed in Section 1(a)), (ii) in connection with registrations on Form S-4 or S-8 promulgated by the SEC or any successor or similar forms) or (iii) on any form that does not permit the registration of Registrable Securities.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Holdback Period” has the meaning set forth in Section 3(a).

“Holder” means a holder of Registrable Securities who is a party to this Agreement (including by way of Joinder).

“Indemnified Parties” has the meaning set forth in Section 6(a).

“Joinder” has the meaning set forth in Section 9(a).

“Long-Form Registrations” has the meaning set forth in Section 1(a).

“Losses” has the meaning set forth in Section 6(c).

“Majority Holders” means the holders of a majority of the aggregate Registrable Securities.

“Majority Participating Holders” means the holders of a majority of the aggregate Registrable Securities to be included in a Public Offering.

“Other Holders” has the meaning set forth in the recitals.

“Piggyback Registrations” has the meaning set forth in Section 2(a).

“PIPE Investor” means any Person who purchased any of the Company’s equity in the PIPE Offering.

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“PIPE Offering” means the private investment offering consummated by the Company in connection with the Merger.

“Public Offering” means any sale or distribution by the Company, one of its Subsidiaries and/or Holders to the public of Common Stock or other securities convertible into or exchangeable for Common Stock pursuant to an offering registered under the Securities Act.

“Registrable Securities” means: (i) any Common Stock issued to a Holder pursuant to the Merger Agreement, and (ii) any equity securities of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (a) sold or distributed pursuant to a Public Offering, (b) sold in compliance with Rule 144, or (c) repurchased by the Company or a Subsidiary of the Company. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities, and the Registrable Securities will be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person will be entitled to exercise the rights of a holder of Registrable Securities hereunder (it being understood that a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to this Agreement). Notwithstanding the foregoing, any Registrable Securities held by any Person that may be sold under Rule 144(b)(1)(i) without limitation under any of the other requirements of Rule 144 will not be deemed to be Registrable Securities.

“Registration Expenses” has the meaning set forth in Section 5.

“Rule 144”, “Rule 158”, “Rule 405”, “Rule 415”, “Rule 430B” and “Rule 462” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the SEC, as the same will be amended from time to time, or any successor rule then in force.

“Sale Transaction” has the meaning set forth in Section 3(a).

“SEC” means the United States Securities and Exchange Commission.

“Securities” has the meaning set forth in Section 3(a).

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Shelf Offering” has the meaning set forth in Section 1(d)(i).

“Shelf Offering Notice” has the meaning set forth in Section 1(d)(i).

“Shelf Registrable Securities” has the meaning set forth in Section 1(d)(i).

“Shelf Registration” means the offer and sale of the Company’s securities pursuant to Rule 415 under the Securities Act.

“Shelf Registration Statement” has the meaning set forth in Section 1(d).

“Short-Form Registrations” has the meaning set forth in Section 1(a).

“Subsidiary” means, with respect to the Company, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the

Annex E-112

Company or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons will be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or will be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Suspension Event” has the meaning set forth in Section 1(f)(iii).

“Suspension Notice” has the meaning set forth in Section 1(f)(iii).

“Suspension Period” has the meaning set forth in Section 1(f)(i).

“Violation” has the meaning set forth in Section 6(a).

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

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EXHIBIT B

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of __________________, 2021 (as amended, modified and waived from time to time, the “Registration Agreement”), among Greenrose Acquisition Corp., a Delaware corporation (the “Company”), and the other persons named as parties therein (including pursuant to other Joinders). Capitalized terms used herein have the meaning set forth in the Registration Agreement.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of, the Registration Agreement as a Holder in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned will be deemed for all purposes to be a Holder, and the undersigned’s _________ shares of Common Stock will be deemed for all purposes to be Registrable Securities under the Registration Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, 20___.

Signature

Print Name
Address:

Agreed and Accepted as of
______________, 20___:
GREENROSE ACQUISITION CORP.
By:
Name:
Title:

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EXHIBIT I

FORM OF ACCREDITED INVESTOR CERTIFICATION

Annex E-115

FORM OF ACCREDITED INVESTOR CERTIFICATION

Greenrose Acquisition Corp.
111 Broadway
Amityville, NY 11701
Attention: Chief Executive Officer

To whom it may concern:

Reference is made to that certain Agreement and Plan of Merger (the “Agreement.”) dated as of March 12, 2021, by and between, inter alia, Futureworks LLC, a Colorado limited liability company (the “Company”) and Greenrose Acquisition Corp., a Delaware corporation (“Parent”). Capitalized but undefined terms used herein shall have the meaning set forth in the Agreement.

The undersigned is submitting this Accredited Investor Certification (the “Certification”) in connection with the issuance of shares of Parent’s common stock, par value $0.0001 per share (the “Shares”) as part of the consideration of the Merger. I understand that the Shares are being issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and will be issued only to accredited investors (“Accredited Investors”) as defined in Rule 501(a) of Regulation D of the Securities Act.

The undersigned represents to Parent that (i) the information contained in this Certification is complete and accurate and may be relied upon by Parent, and (ii) the undersigned will notify Parent immediately of any change in any of such information.

Please print or type:

I.     FOR INDIVIDUALS

1.	NAME IN WHICH SHARES ARE TO BE HELD:

2.	SOCIAL SECURITY NUMBER(S):

3.       MANNER IN WHICH TITLE TO BE HELD (Please Check One):

________     Individual Ownership

________     Community Property

________     Tenants in Common

________     Joint Tenants with Rights of Survivorship

________     Partnership

________     Corporation

________     As Custodian, Executor or Trustee for _________________________

Accredited Investor Certification.

Please INITIAL where appropriate:

A.     _____ I certify that I have a net worth (excluding primary residence) of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

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         The above net worth takes into account my current assets and other assets diminished by my current liabilities and other liabilities including contingent liabilities, such as threatened or pending lawsuits and proceedings.

B.      _____ I certify that I have had an annual gross income for the past two calendar years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current calendar year.

II.     FOR CERTAIN QUALIFIED ORGANIZATIONS:

Additional information for corporate, partnership, LLC or trust subscribers:

A.     Name and type of organization or entity:__________________________________

B.      Business address:____________________________________________________

C.     Telephone: (_____) __________________________________________________

D.     Send communications to the attention of:_________________________________

E.      Date of organization:_________________________________________________

F.      State of organization:_________________________________________________

G.     Tax identification no.:________________________________________________

H.     Form of organization:_________________________________________________

Corporation ________ Partnership ____________ LLC ____________

Trust ______________ Other (Describe) ________

I.       If a corporation, the organization has _____ has not _____ elected to be taxed as a small business corporation for federal income tax purposes under the provisions of Subchapter S of the Internal Revenue Code of 1986, as amended.

The corporate, partnership, limited liability company or trust subscriber represents and warrants that it is (check one):

_______a. A corporation, partnership, Massachusetts or similar business trust, or organization described in Section 501(c)(3) of the Internal Revenue Code (tax exempt organization), not formed for the specific purpose of acquiring the Units, having total assets in excess of $5,000,000.

_______b. A bank, savings and loan association or other similar institution (as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Securities Act).

_______c. An insurance company (as defined in Section 2(13) of the Securities Act).

_______d. An investment company registered under the Investment Company Act of 1940.

_______e. A business development company (as defined in Section 2(a)(48) of the Investment Company Act of 1940) or a private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940).

_______f. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_______g. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

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_______h. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, which plan has total assets in excess of $5,000,000.

_______i. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a “Plan Fiduciary,” as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor.

_______j. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 having total assets in excess of $5,000,000.

_______k. A self-directed employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, with investment decisions made solely by persons who are accredited investors as defined in Rule 501(a) of Regulation D.

_______l. A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the units offered, whose purchase is directed by a sophisticated person (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Units).

_______m. An entity in which all of the equity owners are accredited investors as defined in Rule 501(a) of Regulation D. (If subsection m. is checked, each equity owner must complete an investor questionnaire).

[SIGNATURE PAGE FOLLOWS]

The foregoing statements are true and accurate to the best of my information and belief, and I will notify Parent of any change in the foregoing answers.

FOR INDIVIDUALS	FOR CORPORATE, PARTNERSHIP, LLC OR TRUSTS

Name [Please Print]	Name

Signature	Authorized Signatory [Please Sign]

Name [Please Print]	Name and Title of Authorized Signatory [Please Print]

Signature
Date:____________________________________

Annex E-118

EXHIBIT J

FORM OF PARENT OFFICER’S CERTIFICATE

Annex E-119

FORM OF PARENT OFFICER’S CERTIFICATE

GREENROSE ACQUISITION CORP.
OFFICER’S CERTIFICATE

_________________, 2021

This Officer’s Certificate is delivered pursuant to Section 6.3(d) of that certain Agreement and Plan of Merger, dated March 12, 2021 (the “Agreement”), by and among Futureworks LLC, a Colorado limited liability company (the “Company”), Greenrose Acquisition Corp. (the “Parent”) and Futureworks Holdings, Inc. a Delaware corporation and wholly owned subsidiary of Parent (the “Merger Sub”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

William F. Harley III certifies that he is the Chief Executive Officer of Parent, and that, as such, he is authorized to execute this certificate on behalf of Parent pursuant to Section 6.3 of the Agreement and DOES HEREBY FURTHER CERTIFY on behalf of Parent, and not in his individual capacity, that:

6.      The representations and warranties of Parent contained in the Agreement are true, correct and complete in all material respects as of the date of the Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date; provided, however, that for purposes of determining the accuracy of any representations and warranties, all materiality, Parent Material Adverse Effect and similar qualifications limiting the scope of such representations and warranties shall be disregarded.

7.      Parent and Merger Sub have performed or complied with, in all material respects, each agreement, covenant and obligation required by the Agreement and the Ancillary Agreements to be so performed or complied with by Parent or Merger Sub on or before the Closing Date.

8.      Since the date of the Agreement, no Parent Material Adverse Effect has occurred.

9.      The conditions set forth in Section 6.3 of the Agreement have been satisfied.

[Signature Page Follows]

Annex E-120

IN WITNESS WHEREOF, the undersigned hereby executes this Officer’s Certificate as of the date first written above.

GREENROSE ACQUISITION CORP.
By:
Name:	William F. Harley III
Title:	Chief Executive Officer

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EXHIBIT K

FORM OF EMPLOYMENT AGREEMENT

OMITTED

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EXHIBIT L

FORM OF NON-COMPETITION AGREEMENT

OMITTED

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SCHEDULE A-1

COMPANY EMPLOYEES WITH KNOWLEDGE

OMITTED

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SCHEDULE A-2

PARENT EXECUTIVES WITH KNOWLEDGE

OMITTED

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SCHEDULE A-3

IRONTON MATERIAL CONTRACTS

OMITTED

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SCHEDULE 1.5

OFFICERS OF THE SURVIVING CORPORATION

OMITTED

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SCHEDULE 5.14

DIRECTORS OF PARENT

OMITTED

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SCHEDULE 5.19

ASSIGNED CONTRACTS

OMITTED

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SCHEDULE 5.20

YEOMANS GUARANTY CONTRACTS

OMITTED

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ANNEX F

[To be filed by amendment.]

Annex F-1

ANNEX G

[To be filed by amendment.]

Annex G-1

ANNEX H

[To be filed by amendment.]

Annex H-1

ANNEX J

[To be filed by amendment.]

Annex J-1

ANNEX K

[To be filed by amendment.]

Annex K-1

ANNEX L

[To be filed by amendment.]

Annex L-1

ANNEX M

[To be filed by amendment.]

Annex M-1